UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive, Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-19-160900) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Items 1 and 6, this submission is identical in all material respects to the initial submission.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

●	PIMCO Funds—Asset Allocation Funds
●	PIMCO Funds—Bond Funds
●	PIMCO Funds—Credit Bond Funds
●	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
●	PIMCO Funds—Fundamental Index Funds
●	PIMCO Funds—International Bond Funds
●	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
●	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
●	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
●	PIMCO Funds—PIMCO High Yield Fund
●	PIMCO Funds—PIMCO Income Fund
●	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
●	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund

Filed under this submission on Form N-CSR:

●	PIMCO Funds—PIMCO Low Duration Fund
●	PIMCO Funds—PIMCO Municipal Value Funds
●	PIMCO Funds—PIMCO Real Return Fund
●	PIMCO Funds—PIMCO Short-Term Fund
●	PIMCO Funds—PIMCO Total Return Fund
●	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
●	PIMCO Funds—Private Account Portfolio Series
●	PIMCO Funds—Real Return Strategy Funds
●	PIMCO Funds—Short Duration Strategy Funds
●	PIMCO Funds—StocksPLUS® Funds
●	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Annual Report

March 31, 2019

PIMCO Low Duration Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO LOW DURATION FUND

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the PIMCO Low Duration Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to the Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR

4	PIMCO LOW DURATION FUND

and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Low Duration Fund	05/11/87	05/11/87	04/30/08	04/27/18	01/03/95	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements.

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the PIMCO Low Duration Fund (Cont.)

Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO LOW DURATION FUND

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ANNUAL REPORT	MARCH 31, 2019	7

PIMCO Low Duration Fund

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	2.24%	1.36%	3.31%	5.37%
PIMCO Low Duration Fund I-2	2.13%	1.26%	3.21%	5.27%
PIMCO Low Duration Fund I-3	2.09%	1.21%	3.15%	5.21%
PIMCO Low Duration Fund Administrative Class	1.98%	1.10%	3.05%	5.10%
PIMCO Low Duration Fund Class A	1.94%	1.02%	2.95%	4.92%
PIMCO Low Duration Fund Class A (adjusted)	(0.35)%	0.57%	2.72%	4.84%
PIMCO Low Duration Fund Class C	1.59%	0.71%	2.62%	4.46%
PIMCO Low Duration Fund Class C (adjusted)	0.59%	0.71%	2.62%	4.46%
PIMCO Low Duration Fund Class R	1.64%	0.76%	2.69%	4.66%
ICE BofAML 1-3 Year U.S. Treasury Index	2.72%	0.98%	1.04%	4.44%
Lipper Short Investment Grade Debt Funds Average	2.89%	1.39%	2.72%	4.56%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.46% for Institutional Class shares, 0.56% for I-2 shares, 0.66% for I-3 shares, 0.71% for Administrative Class shares, 0.75% for Class A shares, 1.10% for Class C shares and 1.05% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO LOW DURATION FUND

Institutional Class - PTLDX	I-2 - PLDPX	I-3 - PTLNX	Administrative Class - PLDAX
Class A - PTLAX	Class C - PTLCX	Class R - PLDRX

Allocation Breakdown as of 03/31/2019†§

U.S. Government Agencies	41.0%
Corporate Bonds & Notes	34.0%
Asset-Backed Securities	7.7%
Short-Term Instruments‡	6.8%
U.S. Treasury Obligations	4.2%
Non-Agency Mortgage-Backed Securities	3.6%
Sovereign Issues	2.2%
Others	0.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure at the front end of the U.S. yield curve contributed to performance, as U.S. interest rates rose.

»	Exposure to investment grade corporate securities contributed to performance, as these securities generally posted positive total returns.

»	Positions in non-agency mortgage-backed securities contributed to performance, as these securities generated positive total returns during the reporting period.

»	Exposure to duration in the eurozone semi-core and periphery detracted from performance, primarily driven by short exposure to duration in France and Italy, as rates fell in both regions.

»	Long Swedish krona exposure detracted from relative performance, as the currency depreciated against the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Example PIMCO Low Duration Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,020.00	$4.43	$1,000.00	$1,020.54	$4.43	0.88%
I-2	1,000.00	1,019.50	4.93	1,000.00	1,020.04	4.94	0.98
I-3	1,000.00	1,019.20	5.19	1,000.00	1,019.80	5.19	1.03
Administrative Class	1,000.00	1,018.70	5.69	1,000.00	1,019.30	5.69	1.13
Class A	1,000.00	1,018.50	5.89	1,000.00	1,019.10	5.89	1.17
Class C	1,000.00	1,016.70	7.64	1,000.00	1,017.35	7.64	1.52
Class R	1,000.00	1,017.00	7.39	1,000.00	1,017.60	7.39	1.47

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO LOW DURATION FUND

Benchmark Descriptions

Index*	Benchmark Description

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	11

Financial Highlights PIMCO Low Duration Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Loss	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2019	$9.80	$0.26	$(0.04)	$0.22	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2018	9.85	0.17	(0.06)	0.11	(0.13)	0.00	(0.03)	(0.16)

03/31/2017	9.87	0.21	(0.02)	0.19	(0.17)	0.00	(0.04)	(0.21)

03/31/2016	10.09	0.20	(0.17)	0.03	(0.21)	0.00	(0.04)	(0.25)

03/31/2015	10.34	0.14	(0.02)	0.12	(0.37)	0.00	0.00	(0.37)

I-2

03/31/2019	9.80	0.26	(0.05)	0.21	(0.25)	0.00	0.00	(0.25)

03/31/2018	9.85	0.16	(0.06)	0.10	(0.12)	0.00	(0.03)	(0.15)

03/31/2017	9.87	0.20	(0.02)	0.18	(0.16)	0.00	(0.04)	(0.20)

03/31/2016	10.09	0.19	(0.17)	0.02	(0.20)	0.00	(0.04)	(0.24)

03/31/2015	10.34	0.13	(0.02)	0.11	(0.36)	0.00	0.00	(0.36)

I-3

04/27/2018 - 03/31/2019	9.76	0.29	(0.06)	0.23	(0.23)	0.00	0.00	(0.23)

Administrative Class

03/31/2019	9.80	0.24	(0.05)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

03/31/2017	9.87	0.19	(0.03)	0.16	(0.14)	0.00	(0.04)	(0.18)

03/31/2016	10.09	0.18	(0.18)	0.00	(0.18)	0.00	(0.04)	(0.22)

03/31/2015	10.34	0.12	(0.02)	0.10	(0.35)	0.00	0.00	(0.35)

Class A

03/31/2019	9.80	0.23	(0.04)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

03/31/2017	9.87	0.18	(0.03)	0.15	(0.13)	0.00	(0.04)	(0.17)

03/31/2016	10.09	0.17	(0.17)	0.00	(0.18)	0.00	(0.04)	(0.22)

03/31/2015	10.34	0.11	(0.02)	0.09	(0.34)	0.00	0.00	(0.34)

Class C

03/31/2019	9.80	0.20	(0.05)	0.15	(0.19)	0.00	0.00	(0.19)

03/31/2018	9.85	0.10	(0.05)	0.05	(0.07)	0.00	(0.03)	(0.10)

03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)

03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)

03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	0.00	(0.31)

12	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.76	2.24%	$5,438,980	0.71%		0.71%		0.46%		0.46%		2.72%		573%

9.80	1.11	6,141,399	0.46		0.46		0.46		0.46		1.70		558

9.85	1.93	6,206,986	0.53		0.53		0.46		0.46		2.14		415

9.87	0.31	6,579,406	0.51		0.51		0.46		0.46		2.03		186

10.09	1.22	8,159,144	0.46		0.46		0.46		0.46		1.37		110

9.76	2.13	932,258	0.81		0.81		0.56		0.56		2.69		573

9.80	1.01	638,153	0.56		0.56		0.56		0.56		1.60		558

9.85	1.83	690,627	0.63		0.63		0.56		0.56		2.05		415

9.87	0.21	848,525	0.61		0.61		0.56		0.56		1.95		186

10.09	1.12	1,149,185	0.56		0.56		0.56		0.56		1.27		110

9.76	2.36	7,060	0.86	*	0.91	*	0.61	*	0.66	*	3.19	*	573

9.76	1.98	74,637	0.96		0.96		0.71		0.71		2.45		573

9.80	0.86	96,887	0.71		0.71		0.71		0.71		1.45		558

9.85	1.67	122,997	0.78		0.78		0.71		0.71		1.90		415

9.87	0.06	179,319	0.76		0.76		0.71		0.71		1.81		186

10.09	0.97	302,533	0.71		0.71		0.71		0.71		1.12		110

9.76	1.94	1,001,235	1.00		1.00		0.75		0.75		2.41		573

9.80	0.77	1,290,133	0.80	(c)	0.80	(c)	0.80	(c)	0.80	(c)	1.37		558

9.85	1.58	846,122	0.87		0.87		0.80		0.80		1.81		415

9.87	(0.03)	1,087,057	0.85		0.85		0.80		0.80		1.71		186

10.09	0.88	1,508,086	0.80		0.80		0.80		0.80		1.04		110

9.76	1.59	209,792	1.35		1.35		1.10		1.10		2.06		573

9.80	0.46	275,531	1.10		1.10		1.10		1.10		1.07		558

9.85	1.28	454,562	1.17		1.17		1.10		1.10		1.50		415

9.87	(0.33)	575,727	1.15		1.15		1.10		1.10		1.39		186

10.09	0.58	700,338	1.10		1.10		1.10		1.10		0.74		110

ANNUAL REPORT	MARCH 31, 2019	13

Financial Highlights PIMCO Low Duration Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Loss	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2019	$9.80	$0.21	$(0.05)	$0.16	$(0.20)	$0.00	$0.00	$(0.20)

03/31/2018	9.85	0.11	(0.06)	0.05	(0.07)	0.00	(0.03)	(0.10)

03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)

03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)

03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	0.00	(0.31)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective March 1, 2018, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

14	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.76	1.64%	$81,776	1.30%	1.30%	1.05%	1.05%	2.19%	573%

9.80	0.52	69,236	1.05	1.05	1.05	1.05	1.11	558

9.85	1.33	80,013	1.12	1.12	1.05	1.05	1.55	415

9.87	(0.28)	91,703	1.10	1.10	1.05	1.05	1.43	186

10.09	0.63	105,708	1.05	1.05	1.05	1.05	0.79	110

ANNUAL REPORT	MARCH 31, 2019	15

Statement of Assets and Liabilities PIMCO Low Duration Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$9,777,593
Investments in Affiliates	607,354

Financial Derivative Instruments
Exchange-traded or centrally cleared	9,343
Over the counter	26,596
Deposits with counterparty	80,732
Foreign currency, at value	10,500
Receivable for investments sold	44,924
Receivable for TBA investments sold	2,155,839
Receivable for Fund shares sold	15,040
Interest and/or dividends receivable	44,718
Dividends receivable from Affiliates	1,664
Reimbursement receivable from PIMCO	1

Total Assets	12,774,304

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,296,536
Payable for short sales	358,426

Financial Derivative Instruments
Exchange-traded or centrally cleared	9,449
Over the counter	23,582
Payable for investments purchased	81,271
Payable for investments in Affiliates purchased	1,664
Payable for TBA investments purchased	3,183,960
Deposits from counterparty	18,181
Payable for Fund shares redeemed	27,874
Distributions payable	1,723
Overdraft due to custodian	22,142
Accrued investment advisory fees	1,671
Accrued supervisory and administrative fees	1,540
Accrued distribution fees	87
Accrued servicing fees	276
Other liabilities	184

Total Liabilities	5,028,566

Net Assets	$7,745,738

Net Assets Consist of:

Paid in capital	$8,180,694
Distributable earnings (accumulated loss)	(434,956)

Net Assets	$7,745,738

Cost of investments in securities	$9,691,925
Cost of investments in Affiliates	$610,809
Cost of foreign currency held	$10,582
Proceeds received on short sales	$356,026
Cost or premiums of financial derivative instruments, net	$10,741

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2019

Net Assets:

Institutional Class	$5,438,980
I-2	932,258
I-3	7,060
Administrative Class	74,637
Class A	1,001,235
Class C	209,792
Class R	81,776

Shares Issued and Outstanding:

Institutional Class	557,327
I-2	95,528
I-3	723
Administrative Class	7,648
Class A	102,596
Class C	21,498
Class R	8,380

Net Asset Value Per Share Outstanding:

Institutional Class	$9.76
I-2	9.76
I-3	9.76
Administrative Class	9.76
Class A	9.76
Class C	9.76
Class R	9.76

ANNUAL REPORT	MARCH 31, 2019	17

Statement of Operations PIMCO Low Duration Fund

Year Ended March 31, 2019
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$258,067
Dividends	2
Dividends from Investments in Affiliates	29,347
Total Income	287,416

Expenses:

Investment advisory fees	20,940
Supervisory and administrative fees	19,110
Distribution and/or servicing fees - Administrative Class	203
Distribution fees - Class C	719
Distribution fees - Class R	180
Servicing fees - Class A	2,790
Servicing fees - Class C	600
Servicing fees - Class R	180
Trustee fees	49
Interest expense	20,542
Miscellaneous expense	7
Total Expenses	65,320
Waiver and/or Reimbursement by PIMCO	(1)
Net Expenses	65,319

Net Investment Income (Loss)	222,097

Net Realized Gain (Loss):

Investments in securities	(74,508)
Investments in Affiliates	170
Net capital gain distributions received from Affiliate investments	693
Exchange-traded or centrally cleared financial derivative instruments	(28,728)
Over the counter financial derivative instruments	85,077
Foreign currency	(6,172)

Net Realized Gain (Loss)	(23,468)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(91,420)
Investments in Affiliates	(2,812)
Exchange-traded or centrally cleared financial derivative instruments	(54,570)
Over the counter financial derivative instruments	125,310
Foreign currency assets and liabilities	(138)

Net Change in Unrealized Appreciation (Depreciation)	(23,630)

Net Increase (Decrease) in Net Assets Resulting from Operations	$174,999

* Foreign tax withholdings	$188

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO LOW DURATION FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Low Duration Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$222,097	$145,102
Net realized gain (loss)	(23,468)	(112,071)
Net change in unrealized appreciation (depreciation)	(23,630)	59,402

Net Increase (Decrease) in Net Assets Resulting from Operations	174,999	92,433

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(158,640)	(86,344)
I-2	(20,274)	(8,357)
I-3	(85)	0
Administrative Class	(1,897)	(1,190)
Class D	0	(6,462	)(a)
Class A	(25,629)	(8,633)
Class C	(4,682)	(2,373)
Class R	(1,495)	(560)

Tax basis return of capital
Institutional Class	0	(16,907)
I-2	0	(1,764)
I-3	0	0
Administrative Class	0	(284)
Class D	0	(1,611	)(a)
Class A	0	(2,229)
Class C	0	(868)
Class R	0	(194)

Total Distributions(b)	(212,702)	(137,776)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(727,898)	(521,013)

Total Increase (Decrease) in Net Assets	(765,601)	(566,356)

Net Assets:

Beginning of year	8,511,339	9,077,695
End of year	$7,745,738	$8,511,339

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	19

Schedule of Investments PIMCO Low Duration Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

State Of Qatar
3.683% (LIBOR03M + 0.800%) due 12/21/2020 «~	$57,100	$56,672

Total Loan Participations and Assignments (Cost $56,681)		56,672

CORPORATE BONDS & NOTES 45.5%

BANKING & FINANCE 28.5%

ABN AMRO Bank NV
3.209% (US0003M + 0.570%) due 08/27/2021 ~	21,500	21,542

AerCap Ireland Capital DAC
4.450% due 12/16/2021	16,800	17,243
4.500% due 05/15/2021	4,650	4,753
4.625% due 10/30/2020	1,056	1,081

AIG Global Funding
3.062% (US0003M + 0.460%) due 06/25/2021 ~	5,500	5,503

Air Lease Corp.
3.375% due 06/01/2021	7,800	7,841

Aircastle Ltd.
5.125% due 03/15/2021	600	619

Ally Financial, Inc.
3.750% due 11/18/2019	500	502
4.125% due 03/30/2020	1,400	1,413
4.250% due 04/15/2021	100	102
7.500% due 09/15/2020	1,700	1,806
8.000% due 03/15/2020	200	209

Ambac LSNI LLC
7.592% due 02/12/2023 •	1,081	1,092

American Express Co.
3.208% (US0003M + 0.525%) due 05/17/2021 ~	22,400	22,468
3.333% (US0003M + 0.600%) due 11/05/2021 ~	21,600	21,684
3.700% due 11/05/2021	21,600	22,087

American Express Credit Corp.
2.375% due 05/26/2020	23,000	22,930

American Tower Corp.
2.800% due 06/01/2020	49,110	49,088
3.450% due 09/15/2021	7,600	7,689

Australia & New Zealand Banking Group Ltd.
3.300% due 05/17/2021	23,850	24,112

Aviation Capital Group LLC
3.576% (US0003M + 0.950%) due 06/01/2021 ~	21,400	21,410

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023	3,955	4,055

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
3.389% (US0003M + 0.790%) due 03/05/2024 ~		$21,600	$21,537
4.181% (US0003M + 1.420%) due 04/19/2021 ~		11,900	12,155

Barclays Bank PLC
10.179% due 06/12/2021		1,900	2,152
14.000% due 06/15/2019 •(g)	GBP	3,700	4,940

Barclays PLC
3.200% due 08/10/2021		$1,700	1,701
4.114% (US0003M + 1.430%) due 02/15/2023 ~		30,100	29,938
4.610% due 02/15/2023 •		30,100	30,774
4.807% (US0003M + 2.110%) due 08/10/2021 ~		18,900	19,300

Blackstone CQP Holdco LP
6.500% due 03/20/2021		37,200	37,200

Brixmor Operating Partnership LP
3.786% (US0003M + 1.050%) due 02/01/2022 ~		21,300	21,229

CIT Group, Inc.
4.125% due 03/09/2021		500	507

Citibank N.A.
3.050% due 05/01/2020		34,200	34,323
3.056% (US0003M + 0.320%) due 05/01/2020 ~		12,800	12,815

Citigroup, Inc.
2.700% due 10/27/2022		2,600	2,578
3.455% (US0003M + 0.690%) due 10/27/2022 ~		25,000	24,917
3.731% (US0003M + 0.960%) due 04/25/2022 ~		900	907
3.981% (US0003M + 1.380%) due 03/30/2021 ~		18,369	18,686
4.056% (US0003M + 1.430%) due 09/01/2023 ~		3,200	3,254
4.075% (US0003M + 1.310%) due 10/26/2020 ~		1,400	1,419

Compass Bank
3.331% (US0003M + 0.730%) due 06/11/2021 ~		21,250	21,167

Cooperatieve Rabobank UA
3.125% due 04/26/2021		600	603
3.195% (US0003M + 0.430%) due 04/26/2021 ~		500	502

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		700	714
5.070% (US0003M + 2.290%) due 04/16/2021 ~		15,600	16,084

Crown Castle International Corp.
2.250% due 09/01/2021		3,100	3,057

Danske Bank A/S
5.000% due 01/12/2022		20,100	20,594

20	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DBS Bank Ltd.
3.300% due 11/27/2021		$25,900	$26,281

Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	13,500	14,978
1.875% due 02/28/2020	GBP	2,100	2,732
2.850% due 05/10/2019		$3,600	3,598
3.150% due 01/22/2021		300	296
4.028% (US0003M + 1.290%) due 02/04/2021 ~		21,600	21,428
4.250% due 10/14/2021		9,300	9,351
4.607% (US0003M + 1.910%) due 05/10/2019 ~		2,000	2,002
5.000% due 02/14/2022		20,100	20,561

FCE Bank PLC
1.114% due 05/13/2020	EUR	500	564
1.875% due 06/24/2021		1,300	1,473

First Republic Bank
2.375% due 06/17/2019		$300	300

Ford Motor Credit Co. LLC
2.597% due 11/04/2019		1,400	1,396
3.336% due 03/18/2021		5,500	5,419
3.532% (US0003M + 0.930%) due 09/24/2020 ~		800	797
3.668% (US0003M + 0.930%) due 11/04/2019 ~		53,500	53,548
5.085% due 01/07/2021		6,700	6,828
5.345% (US0003M + 2.550%) due 01/07/2021 ~		24,500	24,741
5.750% due 02/01/2021		6,300	6,491

GE Capital European Funding Unlimited Co.
0.000% (EUR003M + 0.225%) due 05/17/2021 ~	EUR	500	557

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$400	395

General Motors Financial Co., Inc.
3.200% due 07/13/2020		3,900	3,911
3.274% (US0003M + 0.540%) due 11/06/2020 ~		1,400	1,386
3.647% (US0003M + 0.850%) due 04/09/2021 ~		1,200	1,191
3.838% (US0003M + 1.100%) due 11/06/2021 ~		500	497
4.347% (US0003M + 1.560%) due 01/15/2020 ~		38,700	38,957
4.347% (US0003M + 1.550%) due 01/14/2022 ~		2,100	2,107

Goldman Sachs Bank USA
3.200% due 06/05/2020		2,700	2,717

Goldman Sachs Group, Inc.
3.339% (US0003M + 0.730%) due 12/27/2020 ~		39,950	40,036
3.401% (US0003M + 0.750%) due 02/23/2023 ~		18,200	18,051

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.408% (US0003M + 0.800%) due 12/13/2019 ~		$5,000	$5,020
3.811% (US0003M + 1.200%) due 09/15/2020 ~		6,105	6,170
3.854% (US0003M + 1.170%) due 05/15/2026 ~		200	196
3.932% (US0003M + 1.160%) due 04/23/2020 ~		2,000	2,016
4.131% (US0003M + 1.360%) due 04/23/2021 ~		19,600	19,895
4.229% (US0003M + 1.600%) due 11/29/2023 ~		18,500	18,928
5.375% due 03/15/2020		5,000	5,118
6.000% due 06/15/2020		6,033	6,259

Harley-Davidson Financial Services, Inc.
3.141% (US0003M + 0.500%) due 05/21/2020 ~		14,800	14,805
3.555% (US0003M + 0.940%) due 03/02/2021 ~		21,500	21,504

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		20,400	20,396

ICICI Bank Ltd.
4.800% due 05/22/2019		9,600	9,636

International Lease Finance Corp.
4.625% due 04/15/2021		2,200	2,252

Jackson National Life Global Funding
3.087% (US0003M + 0.300%) due 10/15/2020 ~		21,200	21,205

Jefferies Finance LLC
7.375% due 04/01/2020		3,500	3,509

JPMorgan Chase & Co.
2.250% due 01/23/2020		1,801	1,795
3.225% (US0003M + 0.610%) due 06/18/2022 ~		13,000	12,991
3.662% (US0003M + 0.890%) due 07/23/2024 ~		20,000	19,962
3.957% (US0003M + 1.205%) due 10/29/2020 ~		29,500	29,920
4.625% due 05/10/2021		400	415

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		6,050	6,068
3.105% (US0003M + 0.340%) due 04/26/2021 ~		40,000	39,993

KeyBank N.A.
3.350% due 06/15/2021		12,500	12,695

Lloyds Bank PLC
3.229% (US0003M + 0.490%) due 05/07/2021 ~		11,900	11,879

LoanCore Capital Markets LLC
6.875% due 06/01/2020		1,600	1,603

Logicor Financing SARL
1.500% due 11/14/2022	EUR	21,800	24,715

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	21

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Macquarie Bank Ltd.
3.872% (US0003M + 1.120%) due 07/29/2020 ~		$56,200	$56,829

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		987	989
3.355% (US0003M + 0.740%) due 03/02/2023 ~		43,400	43,403

Mizuho Bank Ltd.
2.450% due 04/16/2019		300	300

Mizuho Financial Group, Inc.
3.389% (US0003M + 0.790%) due 03/05/2023 ~		21,300	21,331
3.482% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	28,800	20,568

Morgan Stanley
3.691% (US0003M + 0.930%) due 07/22/2022 ~		$1,400	1,408
3.941% (US0003M + 1.180%) due 01/20/2022 ~		6,900	6,971
3.958% (US0003M + 1.220%) due 05/08/2024 ~		5,800	5,846
4.179% (US0003M + 1.400%) due 10/24/2023 ~		1,500	1,524
5.500% due 01/26/2020		2,100	2,146

National Australia Bank Ltd.
3.625% due 06/20/2023		2,300	2,358

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~		10,000	10,008

Natwest Markets PLC
0.091% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	13,500	15,136

Navient Corp.
4.875% due 06/17/2019		$1,001	1,003
8.000% due 03/25/2020		500	521

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020		700	688
3.243% (US0003M + 0.630%) due 09/21/2021 ~		1,100	1,090

Oversea-Chinese Banking Corp. Ltd.
3.133% (US0003M + 0.450%) due 05/17/2021 ~		25,300	25,382

Regions Bank
3.188% (US0003M + 0.500%) due 08/13/2021 ~		22,900	22,791

Reliance Standard Life Global Funding
2.500% due 01/15/2020		2,000	1,991

Royal Bank of Scotland Group PLC
6.400% due 10/21/2019		8,300	8,450

Santander Holdings USA, Inc.
4.450% due 12/03/2021		3,100	3,194

Santander UK Group Holdings PLC
2.875% due 08/05/2021		800	794

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander UK PLC
3.246% (US0003M + 0.620%) due 06/01/2021 ~	$14,550	$14,546
3.344% (US0003M + 0.660%) due 11/15/2021 ~	31,300	31,301
3.400% due 06/01/2021	2,100	2,117

Siam Commercial Bank PCL
3.500% due 04/07/2019	26,300	26,300

Skandinaviska Enskilda Banken AB
3.113% (US0003M + 0.430%) due 05/17/2021 ~	20,950	20,957

SL Green Operating Partnership LP
3.663% (US0003M + 0.980%) due 08/16/2021 ~	7,600	7,568

Springleaf Finance Corp.
6.000% due 06/01/2020	700	723
6.125% due 05/15/2022	12,075	12,558
8.250% due 12/15/2020	600	646

Standard Chartered PLC
3.911% (US0003M + 1.150%) due 01/20/2023 ~	20,200	20,115

Sumitomo Mitsui Banking Corp.
2.514% due 01/17/2020	6,000	5,992
3.123% (US0003M + 0.350%) due 01/17/2020 ~	23,700	23,744
3.149% (US0003M + 0.370%) due 10/16/2020 ~	25,300	25,330

Sumitomo Mitsui Trust Bank Ltd.
3.690% (US0003M + 0.910%) due 10/18/2019 ~	3,700	3,715

Svenska Handelsbanken AB
3.121% (US0003M + 0.470%) due 05/24/2021 ~	21,100	21,172

Synchrony Bank
3.650% due 05/24/2021	20,200	20,397

Synchrony Financial
3.968% (US0003M + 1.230%) due 02/03/2020 ~	42,500	42,713

Toronto-Dominion Bank
3.350% due 10/22/2021	25,900	26,391

Toyota Motor Credit Corp.
3.083% due 05/17/2022 •	21,500	21,482

U.S. Bank N.A.
3.029% (US0003M + 0.250%) due 07/24/2020 ~	21,500	21,546
3.085% (US0003M + 0.320%) due 04/26/2021 ~	34,200	34,229
3.150% due 04/26/2021	34,200	34,539

UBS AG
2.450% due 12/01/2020	3,100	3,084
3.175% due 06/08/2020 •	2,400	2,410

UBS Group Funding Switzerland AG
2.650% due 02/01/2022	3,300	3,273

22	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.950% due 09/24/2020	$300	$300
3.000% due 04/15/2021	5,700	5,701
4.577% due 04/14/2021 •	51,000	52,275

Unibail-Rodamco SE
3.549% (US0003M + 0.770%) due 04/16/2019 ~	58,900	58,917

UniCredit SpA
6.687% (US0003M + 3.900%) due 01/14/2022 ~	21,250	21,944
7.830% due 12/04/2023	45,200	50,376

Wells Fargo & Co.
2.625% due 07/22/2022	6,400	6,358
3.627% (US0003M + 0.930%) due 02/11/2022 ~	2,300	2,316
3.641% (US0003M + 0.880%) due 07/22/2020 ~	4,600	4,638
3.955% (US0003M + 1.340%) due 03/04/2021 ~	13,149	13,383

Wells Fargo Bank N.A.
2.910% (SOFRRATE + 0.480%) due 03/25/2020 ~	21,200	21,228
3.271% (US0003M + 0.510%) due 10/22/2021 ~	9,000	9,021
3.272% (US0003M + 0.500%) due 07/23/2021 ~	21,400	21,436
3.625% due 10/22/2021	1,500	1,529

Westpac Banking Corp.
2.964% (US0003M + 0.280%) due 05/15/2020 ~	20,800	20,834

		2,205,641

INDUSTRIALS 13.9%

AbbVie, Inc.
3.375% due 11/14/2021	24,480	24,766

Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020	17,100	17,114

Altria Group, Inc.
9.250% due 08/06/2019	4,000	4,089

BAT Capital Corp.
2.297% due 08/14/2020	7,500	7,428

BAT International Finance PLC
2.750% due 06/15/2020	5,500	5,480

Bayer U.S. Finance LLC
3.232% (US0003M + 0.630%) due 06/25/2021 ~	21,900	21,719
3.500% due 06/25/2021	500	502
3.621% (US0003M + 1.010%) due 12/15/2023 ~	2,300	2,268

BMW U.S. Capital LLC
3.100% due 04/12/2021	300	302

Boston Scientific Corp.
3.375% due 05/15/2022	4,100	4,158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom Corp.
2.375% due 01/15/2020	$21,885	$21,780
3.000% due 01/15/2022	2,500	2,491

Broadcom, Inc.
3.125% due 04/15/2021 (b)	19,700	19,677

Campbell Soup Co.
3.115% (US0003M + 0.500%) due 03/16/2020 ~	38,725	38,645
3.241% (US0003M + 0.630%) due 03/15/2021 ~	15,200	15,099

Charter Communications Operating LLC
3.579% due 07/23/2020	20,800	20,957
4.464% due 07/23/2022	2,200	2,278

Cigna Corp.
3.677% (US0003M + 0.890%) due 07/15/2023 ~	2,100	2,091

Conagra Brands, Inc.
3.297% (US0003M + 0.500%) due 10/09/2020 ~	10,900	10,846
3.800% due 10/22/2021	19,386	19,755

Constellation Brands, Inc.
3.384% (US0003M + 0.700%) due 11/15/2021 ~	17,800	17,811

Continental Airlines Pass-Through Trust
6.250% due 10/11/2021	443	451

CVS Health Corp.
2.125% due 06/01/2021	1,500	1,474
2.800% due 07/20/2020	400	400
3.125% due 03/09/2020	11,300	11,334
3.231% (US0003M + 0.630%) due 03/09/2020 ~	25,700	25,766

D.R. Horton, Inc.
2.550% due 12/01/2020	1,600	1,590

Daimler Finance North America LLC
1.750% due 10/30/2019	5,750	5,714
3.128% (US0003M + 0.390%) due 05/04/2020 ~	21,200	21,186
3.128% (US0003M + 0.430%) due 02/12/2021 ~	6,000	5,976
3.288% (US0003M + 0.550%) due 05/04/2021 ~	21,300	21,275
3.543% (US0003M + 0.880%) due 02/22/2022 ~	13,000	13,037
3.875% due 09/15/2021	4,800	4,896

Dell International LLC
4.420% due 06/15/2021	5,700	5,851

Dell, Inc.
5.875% due 06/15/2019	1,400	1,408

Delta Air Lines, Inc.
3.400% due 04/19/2021	1,000	1,005

Diageo Capital PLC
2.923% (US0003M + 0.240%) due 05/18/2020 ~	4,400	4,404
3.000% due 05/18/2020	3,800	3,813

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	23

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Discovery Communications LLC
2.750% due 11/15/2019	$1,300	$1,298

DISH DBS Corp.
7.875% due 09/01/2019	500	508

Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019	17,900	17,853

DXC Technology Co.
3.576% (US0003M + 0.950%) due 03/01/2021 ~	1,400	1,400

EMC Corp.
2.650% due 06/01/2020	1,600	1,588

Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~	400	398

FedEx Corp.
3.400% due 01/14/2022	4,500	4,563

GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~	20,600	20,503

General Electric Co.
5.550% due 05/04/2020	2,000	2,053
6.000% due 08/07/2019	11,205	11,313

General Mills, Inc.
6.610% due 10/15/2022	15,000	15,826

Georgia-Pacific LLC
2.539% due 11/15/2019	33,800	33,744

Harris Corp.
3.231% (US0003M + 0.480%) due 04/30/2020 ~	20,500	20,489

HCA, Inc.
5.875% due 03/15/2022	4,800	5,160
6.500% due 02/15/2020	500	515

Heathrow Funding Ltd.
4.875% due 07/15/2023	300	310

Hyundai Capital America
3.415% due 09/18/2020 •	21,100	21,108

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021	5,000	5,207

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021	31,500	31,855

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	400	413

Komatsu Finance America, Inc.
2.118% due 09/11/2020	880	868

Kraft Heinz Foods Co.
3.267% (US0003M + 0.570%) due 02/10/2021 ~	2,200	2,194
3.375% due 06/15/2021	16,500	16,644

Marathon Oil Corp.
2.800% due 11/01/2022	2,400	2,372

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marriott International, Inc.
3.226% (US0003M + 0.600%) due 12/01/2020 ~	$21,500	$21,537

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~	21,800	21,811

Microchip Technology, Inc.
3.922% due 06/01/2021	400	404

Minera y Metalurgica del Boleo SAPI de C.V.
2.875% due 05/07/2019	11,700	11,700

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	1,000	975

Mondelez International, Inc.
3.000% due 05/07/2020	21,300	21,362

Moody’s Corp.
3.250% due 06/07/2021	4,450	4,489

Motorola Solutions, Inc.
3.500% due 09/01/2021	2,200	2,225

Mylan NV
3.150% due 06/15/2021	2,300	2,296
3.750% due 12/15/2020	5,800	5,855

Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021 «	525	522

NXP BV
4.125% due 06/01/2021	1,300	1,328
4.625% due 06/15/2022	8,200	8,504

Oracle Corp.
1.900% due 09/15/2021	42,700	42,026

Origin Energy Finance Ltd.
5.450% due 10/14/2021	9,721	10,191

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	6,095	6,196

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	1,830	1,821

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	8,310	8,330
3.650% due 07/29/2021	1,800	1,825

Pernod Ricard S.A.
5.750% due 04/07/2021	3,900	4,110

QUALCOMM, Inc.
3.000% due 05/20/2022	19,100	19,273
3.481% (US0003M + 0.730%) due 01/30/2023 ~	1,000	1,000

Reynolds American, Inc.
3.250% due 06/12/2020	4,700	4,708

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	20,600	20,513

Southern Co.
3.292% (US0003M + 0.700%) due 09/30/2020 ~	6,200	6,206

24	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit AeroSystems, Inc.
3.411% (US0003M + 0.800%) due 06/15/2021 ~		$1,400	$1,392

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		1,100	1,130

Syngenta Finance NV
3.698% due 04/24/2020		3,800	3,815

Takeda Pharmaceutical Co. Ltd.
3.800% due 11/26/2020		17,300	17,564
4.000% due 11/26/2021		13,600	13,955

Thermo Fisher Scientific, Inc.
3.600% due 08/15/2021		4,541	4,618

Time Warner Cable LLC
4.000% due 09/01/2021		1,100	1,119

Tyson Foods, Inc.
3.091% (US0003M + 0.450%) due 08/21/2020 ~		5,100	5,094

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~		7,800	7,805

Virgin Media Receivables Financing Notes DAC
5.500% due 09/15/2024	GBP	26,700	35,075

Viterra, Inc.
5.950% due 08/01/2020		$1,100	1,138

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019		21,800	21,712
3.458% (US0003M + 0.770%) due 11/13/2020 ~		26,800	26,889
3.638% (US0003M + 0.940%) due 11/12/2021 ~		25,800	25,856
3.875% due 11/13/2020		25,800	26,130
4.000% due 11/12/2021		27,000	27,563

Volkswagen International Finance NV
1.242% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	3,500	3,967

Wabtec Corp.
3.911% (US0003M + 1.300%) due 09/15/2021 ~		$2,700	2,698

Woodside Finance Ltd.
4.600% due 05/10/2021		7,700	7,872

ZF North America Capital, Inc.
4.000% due 04/29/2020		3,200	3,203

Zimmer Biomet Holdings, Inc.
3.375% (US0003M + 0.750%) due 03/19/2021 ~		4,900	4,885

			1,079,705

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPECIALTY FINANCE 0.3%

CIMIC Group Ltd.
4.085% due 05/07/2019 (h)	AUD	34,769	$24,612
4.189% due 07/03/2019 (h)		2,163	1,522

			26,134

UTILITIES 2.8%

Ameren Corp.
2.700% due 11/15/2020		$2,600	2,590

American Electric Power Co., Inc.
3.650% due 12/01/2021		8,000	8,166

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		25,600	25,715
3.437% (US0003M + 0.650%) due 01/15/2020 ~		8,000	8,028
3.531% (US0003M + 0.930%) due 06/30/2020 ~		5,135	5,173
3.737% (US0003M + 0.950%) due 07/15/2021 ~		6,600	6,680

BellSouth LLC
4.333% due 04/26/2021		21,500	21,523

BG Energy Capital PLC
4.000% due 10/15/2021		2,692	2,760

Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~		5,200	5,194

DTE Energy Co.
2.400% due 12/01/2019		14,400	14,314

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		500	522

Entergy Arkansas LLC
3.750% due 02/15/2021		1,800	1,828

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~		2,100	2,101
3.029% (US0003M + 0.400%) due 08/21/2020 ~		25,400	25,361
3.342% due 09/01/2020		10,000	10,078
3.352% (US0003M + 0.720%) due 02/25/2022 ~		20,400	20,448

Pennsylvania Electric Co.
5.200% due 04/01/2020		1,800	1,836

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~		21,100	20,912
3.287% (US0003M + 0.500%) due 01/15/2021 ~		8,800	8,729

Sprint Capital Corp.
6.900% due 05/01/2019		5,400	5,427

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Communications, Inc.
7.000% due 03/01/2020	$4,100	$4,218

Telstra Corp. Ltd.
3.125% due 04/07/2025	1,000	992

Verizon Communications, Inc.
3.615% (US0003M + 1.000%) due 03/16/2022 ~	13,200	13,404

		215,999

Total Corporate Bonds & Notes (Cost $3,505,607)		3,527,479

U.S. GOVERNMENT AGENCIES 55.1%

Fannie Mae
1.000% due 01/25/2043	1,633	1,507
2.500% due 05/25/2028 (a)	12,999	793
2.570% due 12/25/2036 •	601	597
2.606% due 06/25/2034 •	170	168
2.736% due 01/25/2037 •	7	7
2.786% due 03/25/2037 - 12/25/2042 •	1,298	1,292
2.836% due 07/25/2037 - 03/25/2044 •	835	833
2.840% due 03/25/2037	616	616
2.846% due 03/25/2037 •	53	53
2.866% due 07/25/2037 •	1,118	1,119
2.886% due 06/25/2032 - 10/25/2040 •	2,290	2,293
2.936% due 12/25/2040 •	23	23
2.956% due 07/25/2037 - 12/25/2040 •	2,126	2,134
2.986% due 08/25/2037 - 05/25/2040 •	6,456	6,495
3.036% due 09/25/2041 •	22	22
3.136% due 12/25/2037 •	1,553	1,572
3.156% due 03/25/2038 •	44	44
3.186% due 10/25/2037 •	5,896	5,981
3.236% due 03/25/2038 - 01/25/2040 •	912	928
3.279% due 01/01/2021 •	2	2
3.336% due 02/25/2040 •	831	848
3.500% due 02/01/2047 - 12/01/2047	366,035	373,373
3.525% due 01/25/2043 •	5,019	5,115
3.532% due 07/01/2042 - 07/01/2044 •	447	450
3.565% due 10/25/2042 •(a)	31,780	5,374
3.582% due 09/01/2041 •	39	39
3.630% due 03/01/2035 •	182	193
3.660% due 11/25/2042	45,349	6,073
3.732% due 10/01/2030 - 11/01/2039 •	497	489
3.917% due 05/01/2035 •	252	262

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 11/01/2047 - 11/01/2048	$380,500	$392,989
4.000% due 09/01/2048 - 12/01/2048 (i)	1,081,834	1,115,230
4.035% due 10/01/2034 •	393	404
4.050% due 03/01/2035 •	61	61
4.120% due 11/01/2034 •	124	130
4.160% due 01/25/2042	3,159	495
4.163% due 05/01/2035 •	648	676
4.232% due 03/01/2035 •	1,668	1,717
4.243% due 06/01/2035 •	192	203
4.250% due 05/25/2033	432	440
4.264% due 12/01/2036 •	24	25
4.278% due 09/01/2032 •	351	371
4.300% due 08/01/2035 •	961	1,003
4.317% due 07/01/2035 •	958	1,000
4.345% due 11/01/2027 •	6	7
4.359% due 08/01/2029 •	226	236
4.377% due 04/01/2024 •	14	14
4.383% due 06/01/2035 •	194	202
4.390% due 09/01/2035 •	950	990
4.413% due 01/01/2035 - 08/01/2035 •	1,225	1,274
4.464% due 10/01/2024 •	55	56
4.472% due 10/01/2035 •	880	920
4.500% due 08/01/2019 - 11/01/2048	17,353	18,187
4.502% due 03/01/2024 •	57	57
4.508% due 01/01/2028 •	4	4
4.511% due 09/01/2035 •	13	13
4.531% due 02/01/2028 •	1	1
4.561% due 07/01/2035 •	394	409
4.597% due 02/01/2028 •	34	34
4.638% due 04/01/2034 •	262	275
4.666% due 12/01/2033 •	75	79
4.787% due 11/01/2035 •	8	9
5.000% due 08/01/2025 - 08/01/2040	4,702	5,055
5.141% due 09/01/2034 •	13	14
5.210% due 01/01/2024 •	19	19
5.363% due 12/25/2042 ~	1,126	1,199
5.500% due 06/01/2021 - 08/25/2034	7,391	7,899
6.000% due 01/01/2021 - 01/01/2039	9,054	9,667
6.500% due 07/25/2023 - 03/01/2038	2,451	2,771
7.000% due 04/01/2034	18	20
8.000% due 11/25/2023 - 11/01/2031	433	512
8.500% due 04/01/2025	28	30
9.000% due 03/25/2021 - 04/25/2021	11	11
9.500% due 03/25/2020 - 11/01/2025	49	53

26	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fannie Mae, TBA
4.000% due 04/01/2049 - 05/01/2049	$143,900	$147,998
4.500% due 04/01/2049 - 05/01/2049	949,700	988,924
5.500% due 04/01/2049	8,000	8,542

Federal Housing Administration
7.430% due 10/01/2020 - 10/01/2023	14	15

Freddie Mac
1.343% due 11/25/2019 ~(a)	175,684	1,169
2.000% due 11/15/2026	41,351	40,836
2.616% due 08/25/2031 •	1,002	998
2.770% due 09/25/2031 •	1,636	1,620
2.814% due 02/15/2037 •	45	45
2.824% due 02/15/2037 •	49	49
2.884% due 05/15/2037 •	15	15
2.934% due 11/15/2030 - 12/15/2031 •	43	43
3.000% due 03/15/2027 - 05/15/2027 (a)	21,782	1,520
3.000% due 03/15/2041	2,623	2,620
3.004% due 05/15/2036 •	16	16
3.034% due 01/15/2042 •	41	42
3.334% due 12/15/2039 •	1	1
3.339% due 01/15/2038 •	3,661	3,739
3.368% due 05/15/2040 (a)	8,549	8,729
3.434% due 10/15/2020 •	1	1
3.466% due 08/15/2043 •(a)	55,676	9,068
3.484% due 03/15/2021 •	1	1
3.500% due 02/01/2047 - 06/01/2047	23,197	23,685
3.797% due 07/25/2044 •	275	277
3.863% due 03/01/2035 •	188	197
3.931% due 03/01/2035 •	510	536
3.942% due 08/15/2032 ~	20	20
3.986% due 07/15/2036 •(a)	1,838	289
4.000% due 01/15/2024 (a)	166	11
4.000% due 08/01/2048 - 09/01/2048 (i)	345,571	356,763
4.281% due 03/01/2035 •	231	239
4.303% due 04/01/2035 •	488	514
4.370% due 05/01/2037 •	32	34
4.379% due 07/01/2035 •	9	9
4.405% due 10/01/2035 •	854	891
4.409% due 08/01/2035 •	2,164	2,266
4.424% due 10/01/2027 •	9	9
4.427% due 04/01/2035 •	328	344
4.432% due 07/01/2027 •	13	14
4.623% due 06/01/2024 •	5	5
4.655% due 12/01/2022 •	8	8
4.666% due 08/15/2036 •(a)	5,197	915
4.674% due 10/01/2023 •	15	15
4.676% due 09/01/2023 •	3	3
4.740% due 11/01/2023 •	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.844% due 04/01/2035 •	$352	$369
5.000% due 01/01/2026 - 07/01/2041	270	292
5.122% due 01/01/2024 •	3	3
5.203% due 02/01/2037 •	19	20
5.500% due 07/15/2034	629	680
5.706% due 08/15/2044 •	18,243	19,746
6.000% due 12/15/2028 - 07/15/2029	39	41
6.500% due 02/01/2022 - 07/25/2043	11,868	13,633
7.000% due 01/01/2030 - 04/01/2032	12	13
7.500% due 07/15/2030	64	74
8.000% due 04/15/2021 - 12/01/2024	15	16
8.500% due 07/01/2024 - 11/01/2025	85	91
9.000% due 12/15/2020 - 08/01/2022	11	11
9.500% due 08/01/2020 - 09/01/2021	1	0

Freddie Mac, TBA
4.000% due 04/01/2049	19,000	19,562

Ginnie Mae
3.032% due 12/16/2025 •	21	21
3.109% due 03/20/2065 •	11,136	11,130
3.309% due 05/20/2066	4,060	4,091
3.375% (H15T1Y + 1.500%) due 01/20/2022 - 03/20/2026 ~•	262	268
3.375% due 01/20/2027 - 02/20/2032 •	1,542	1,589
3.409% due 04/20/2066 •	5,449	5,513
3.625% (H15T1Y + 1.500%) due 05/20/2022 - 05/20/2026 ~•	243	247
3.625% due 04/20/2027 - 05/20/2030 •	128	132
3.750% (H15T1Y + 1.500%) due 08/20/2022 - 09/20/2026 ~•	492	500
3.750% due 07/20/2027 - 07/20/2034 •	223	231
4.125% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2025 ~•	457	466
4.125% due 11/20/2026 - 12/20/2027 •	81	81
5.000% due 02/20/2041 (a)	164	9
5.000% due 09/20/2048 - 02/20/2049	347,922	365,088

Ginnie Mae, TBA
4.500% due 04/01/2049	211,900	220,081
5.000% due 05/01/2049	3,500	3,653

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vendee Mortgage Trust
6.500% due 05/15/2029	$8,446	$9,225

Total U.S. Government Agencies (Cost $4,208,727)		4,263,371

U.S. TREASURY OBLIGATIONS 5.6%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2022 (i)(m)	193,538	191,610
0.625% due 04/15/2023 (i)(m)	119,469	120,364
0.875% due 01/15/2029 (i)	117,723	121,624

Total U.S. Treasury Obligations (Cost $426,491)		433,598

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.8%

ABN Amro Mortgage Corp.
5.500% due 01/25/2034	89	90

American Home Mortgage Assets Trust
3.026% due 11/25/2035 •	1,129	1,089

American Home Mortgage Investment Trust
4.685% due 02/25/2045 •	14,613	14,856

Banc of America Alternative Loan Trust
5.500% due 10/25/2033	6,182	6,395

Banc of America Funding Trust
2.728% due 05/20/2035 •	1,485	1,470
4.633% due 05/25/2035 ~	203	214
4.668% due 02/20/2036 ~	764	759
5.500% due 09/25/2035	925	992

Banc of America Mortgage Trust
4.348% due 09/25/2035 ^~	2,771	2,691
4.476% due 05/25/2033 ~	30	31
4.504% due 02/25/2035 ~	181	182
6.500% due 10/25/2031	357	372

BCAP LLC Trust
2.990% due 05/26/2035 •	727	725
3.172% due 11/26/2046 •	2,428	2,436

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	13	12
3.937% due 03/25/2035 ~	19	19
4.199% due 08/25/2035 ^~	12,459	11,639
4.350% due 01/25/2035 ~	576	569
4.383% due 08/25/2033 ~	166	163
4.427% due 01/25/2035 ~	3	3
4.437% due 08/25/2035 ^~	2,047	1,874
4.440% due 02/25/2033 ~	105	98
4.489% due 08/25/2033 ~	432	437
4.717% due 10/25/2036 ^~	853	824
4.734% due 02/25/2033 ~	57	58
4.886% due 01/25/2034 ~	13	13
5.026% due 04/25/2033 ~	618	632

Bear Stearns ALT-A Trust
4.262% due 09/25/2035 ^~	1,861	1,541
4.332% due 04/25/2035 ~	5,042	5,075

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.568% due 05/25/2035 ~		$669	$675
4.829% due 09/25/2034 ~		505	504

Bear Stearns Structured Products, Inc. Trust
4.335% due 01/26/2036 ^~		4,157	3,761

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.766% due 01/25/2035 •		530	525

Citigroup Mortgage Loan Trust
4.804% due 03/25/2036 ^~		4,276	4,122

Citigroup Mortgage Loan Trust, Inc.
4.680% due 09/25/2035 •		29	29
5.129% due 03/25/2034 ~		575	581

Countrywide Alternative Loan Trust
2.886% due 06/25/2036 ^•		548	340

Countrywide Home Loan Mortgage Pass-Through Trust
4.667% due 02/20/2036 ^•		7,852	7,205
5.000% due 08/25/2019		6	6

Credit Suisse First Boston Mortgage Securities Corp.
3.001% due 03/25/2032 ~		468	450
4.700% due 04/25/2034 ~		1,690	1,706
5.379% due 06/25/2032 ~		46	45

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.668% due 10/25/2033 ~		61	62

Credit Suisse Mortgage Capital Certificates
4.050% due 08/28/2036 ~		293	294
4.050% due 09/26/2047 ~		583	589
4.099% due 02/26/2036 ~		349	349

CSMCM Trust
4.239% due 07/25/2050 (a)		73,682	75,405

EMF-NL BV
0.692% due 07/17/2041 •	EUR	7,300	8,188

EMF-NL Prime BV
0.542% due 04/17/2041 •		3,000	2,810

Eurosail PLC
1.003% due 12/10/2044 •	GBP	390	502
1.003% due 03/13/2045 •		1,090	1,398
1.793% (BP0003M + 0.950%) due 06/13/2045 ~		6,587	8,434

First Horizon Alternative Mortgage Securities Trust
4.388% due 09/25/2035 ^~		$408	393
4.395% due 09/25/2034 ~		145	144

First Horizon Mortgage Pass-Through Trust
4.537% due 02/25/2035 ~		131	133

Great Hall Mortgages PLC
0.000% due 03/18/2039 •	EUR	883	973
2.745% due 06/18/2039 •		$9,345	9,104

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		26,000	26,215

GS Mortgage Securities Trust
1.959% due 11/10/2045 ~(a)		10,846	636

28	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
4.330% due 07/25/2035 ~		$871	$770
4.413% due 09/25/2035 ~		64	65
4.521% due 09/25/2035 ~		544	556
4.791% due 09/25/2035 ~		6,873	7,078
6.000% due 03/25/2032		38	40

HarborView Mortgage Loan Trust
4.115% due 07/19/2035 ^~		2,886	2,731

IndyMac Mortgage Loan Trust
2.696% due 05/25/2046 •		1,999	1,924

JPMorgan Chase Commercial Mortgage Securities Trust
1.586% due 05/15/2045 ~(a)		28,530	1,154

JPMorgan Mortgage Trust
4.320% due 08/25/2035 ^~		3,405	3,305
4.562% due 07/25/2035 ~		191	197
4.572% due 04/25/2037 ^~		429	369

MASTR Adjustable Rate Mortgages Trust
4.467% due 11/21/2034 ~		141	146

MASTR Alternative Loan Trust
4.500% due 04/25/2019		7	7

Merrill Lynch Mortgage Investors Trust
2.736% due 11/25/2035 •		102	100

Morgan Stanley Mortgage Loan Trust
2.746% due 04/25/2035 •		4,188	4,125
2.806% due 01/25/2035 •		569	559
3.890% due 08/25/2034 ~		356	335
5.500% due 11/25/2035		2,138	2,206

MortgageIT Trust
3.126% due 02/25/2035 •		592	592

Newgate Funding PLC
0.291% due 12/15/2050 •	EUR	1,636	1,779

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.766% due 12/25/2035 •		$4,551	4,240

Pepper Residential Securities Trust
2.904% due 08/13/2057 •	AUD	2,907	2,062

Prime Mortgage Trust
2.886% due 02/25/2034 •		$499	476

Residential Funding Mortgage Securities, Inc. Trust
5.250% due 01/25/2036 ^		71	67

Structured Adjustable Rate Mortgage Loan Trust
4.570% due 02/25/2034 ~		47	48

Structured Asset Mortgage Investments Trust
2.746% due 03/25/2037 •		90	66
2.766% due 02/25/2036 ^•		2,269	2,152
3.142% due 09/19/2032 •		899	882
6.328% due 06/25/2029 ~		69	67

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.410% due 06/25/2033 ~		71	71

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SunTrust Adjustable Rate Mortgage Loan Trust
4.611% due 01/25/2037 ^~		$1,645	$1,541

Thornburg Mortgage Securities Trust
4.332% due 12/25/2045 ^•		4,709	4,550
4.700% due 10/25/2045 •		8,750	8,317

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	47,293	61,612

WaMu Mortgage Pass-Through Certificates Trust
2.776% due 10/25/2045 •		$78	77
3.226% due 11/25/2034 •		3,432	3,411
3.397% due 08/25/2046 •		68	64
3.797% due 06/25/2042 •		590	575
4.272% due 01/25/2036 ~		208	207
6.000% due 06/25/2034		1,019	1,104

Washington Mutual Mortgage Pass-Through Certificates Trust
3.797% due 02/25/2033 ~		46	45
4.615% due 02/25/2033 ~		46	47

Wells Fargo Commercial Mortgage Trust
1.780% due 10/15/2045 ~(a)		86,541	4,312

Wells Fargo Mortgage-Backed Securities Trust
4.437% due 06/25/2034 ~		5,187	5,324
4.542% due 07/25/2036 ^~		3,089	3,104
4.675% due 04/25/2036 ^~		497	498
4.881% due 06/25/2035 ~		12,602	12,999
4.903% due 12/25/2033 ~		295	305
4.954% due 03/25/2036 ~		3,174	3,248
4.954% due 03/25/2036 ^~		442	440
4.976% due 12/25/2034 ~		5,809	5,932
5.004% due 04/25/2036 ^~		108	108
5.007% due 01/25/2035 ~		561	582
5.083% due 02/25/2035 ~		208	215
5.124% due 03/25/2035 ~		127	130

Wells Fargo-RBS Commercial Mortgage Trust
1.327% due 03/15/2044 ~(a)		102,778	2,223

Total Non-Agency Mortgage-Backed Securities (Cost $368,581)			369,976

ASSET-BACKED SECURITIES 10.4%

Accredited Mortgage Loan Trust
2.616% due 02/25/2037 •		617	618

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.936% due 10/25/2035 •		5,604	5,634

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.986% due 09/25/2035 •		7,300	7,314
3.176% due 07/25/2035 •		1,596	1,602
3.836% due 02/25/2033 •		1,286	1,293

Asset-Backed Securities Corp. Home Equity Loan Trust
3.004% due 06/15/2031 •		4	4

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
3.486% due 10/25/2037 •	$8,284	$8,328
3.486% due 11/25/2042 •	410	410
4.286% due 03/25/2043 •	1,806	1,810

Cent CLO Ltd.
3.857% due 10/15/2026 •	21,600	21,505

Centex Home Equity Loan Trust
3.106% due 09/25/2034 •	1,820	1,816

Chesapeake Funding LLC
2.859% due 08/15/2030	16,718	16,686
3.230% due 08/15/2030	14,288	14,392

Countrywide Asset-Backed Certificates
2.826% due 04/25/2036 •	1,476	1,477
2.906% due 01/25/2045 •	8,866	8,836

Countrywide Asset-Backed Certificates Trust
3.206% due 07/25/2034 •	2,442	2,450

Countrywide Asset-Backed Certificates, Inc.
3.236% due 03/25/2034 •	1,828	1,839

Crown Point CLO Ltd.
3.713% due 07/17/2028	13,000	12,894

Drug Royalty LP
5.637% due 07/15/2023 •	43	43

Dryden Senior Loan Fund
3.687% due 10/15/2027 •	23,300	23,178

Edsouth Indenture LLC
3.636% due 09/25/2040 •	9,028	9,054

Enterprise Fleet Financing LLC
3.380% due 05/20/2024	21,600	21,796

EquiFirst Mortgage Loan Trust
2.966% due 01/25/2034 •	311	302

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •	21,800	21,632

Exeter Automobile Receivables Trust
2.900% due 01/18/2022	10,545	10,544
3.050% due 12/15/2021	14,237	14,245

Figueroa CLO Ltd.
3.687% due 01/15/2027 •	21,500	21,473

First Franklin Mortgage Loan Asset-Backed Certificates
3.311% due 05/25/2034 •	2,191	2,168

First Franklin Mortgage Loan Trust
2.936% due 06/25/2036 •	1,064	1,070
3.206% due 05/25/2035 •	101	101

First NLC Trust
3.191% due 12/25/2035 •	2,770	2,787

Ford Credit Auto Owner Trust
2.440% due 01/15/2027	8,400	8,368

Fremont Home Loan Trust
2.546% due 01/25/2037 •	221	121
3.206% due 07/25/2035 •	89	90

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gallatin CLO Ltd.
3.811% due 01/21/2028 •	$21,500	$21,416

GMF Floorplan Owner Revolving Trust
2.784% due 03/15/2022	17,300	17,312
3.130% due 03/15/2023	22,300	22,483

Gracechurch Card Funding PLC
2.884% due 07/15/2022 •	20,500	20,500

GSAMP Trust
2.556% due 12/25/2036 •	1,820	1,038
3.166% due 11/25/2034 •	122	123
3.356% due 11/25/2034 •	2,634	2,620

Hertz Fleet Lease Funding LP
2.993% due 05/10/2032 •	17,700	17,704

Home Equity Asset Trust
2.766% due 08/25/2036 •	17,235	17,153

HSI Asset Securitization Corp. Trust
2.536% due 10/25/2036 •	43	23

M360 Advisors LLC
4.395% due 07/24/2028	13,000	12,989

Massachusetts Educational Financing Authority
3.721% due 04/25/2038 •	2,975	2,982

Merrill Lynch Mortgage Investors Trust
2.796% due 08/25/2036 •	5,000	5,009

Mid-State Trust
4.864% due 07/15/2038	225	238

MMAF Equipment Finance LLC
2.920% due 07/12/2021	10,796	10,802

Morgan Stanley ABS Capital, Inc. Trust
3.191% due 12/25/2034 •	621	578

Morgan Stanley IXIS Real Estate Capital Trust
2.536% due 11/25/2036 •	17	9

Navient Private Education Loan Trust
2.834% due 12/15/2059 •	7,451	7,452

New Century Home Equity Loan Trust
2.816% due 02/25/2036 •	8,146	8,173
3.206% due 03/25/2035 •	2,002	1,956

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.976% due 05/25/2035 •	2,522	2,532

NovaStar Mortgage Funding Trust
2.806% due 05/25/2036 •	5,185	5,125

Option One Mortgage Loan Trust
3.221% due 08/25/2035 •	2,653	2,658

OSCAR U.S. Funding Trust LLC
2.963% due 08/10/2021 •	15,123	15,136
3.150% due 08/10/2021	11,570	11,582

Palmer Square CLO Ltd.
3.534% due 08/15/2026 •	19,146	19,025

Palmer Square Loan Funding Ltd.
3.584% due 11/15/2026 •	22,188	22,115

30	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Panhandle-Plains Higher Education Authority, Inc.
3.927% due 10/01/2035 •		$77	$77

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.326% due 01/25/2036 •		836	839

Penarth Master Issuer PLC
2.862% due 03/18/2022 •		21,500	21,459
2.932% due 09/18/2022		13,600	13,579

RAAC Trust
2.966% due 03/25/2037 •		1,996	2,001
3.186% due 03/25/2034 •		264	259

Renaissance Home Equity Loan Trust
3.186% due 08/25/2032 •		40	38

Residential Asset Securities Corp. Trust
3.161% due 09/25/2035 •		1,174	1,172
3.281% due 01/25/2035 •		547	549
3.311% due 07/25/2034 •		1,604	1,590

Santander Drive Auto Receivables Trust
2.730% due 04/15/2021		12,930	12,923

Saxon Asset Securities Trust
2.806% due 09/25/2047 •		3,977	3,948
3.152% due 03/25/2035 ^•		1,771	1,729

Securitized Asset-Backed Receivables LLC Trust
2.550% due 12/25/2036 ^		3,340	1,129
2.616% due 05/25/2037 ^•		642	497

Securitized Term Auto Receivables Trust
3.060% due 02/25/2021		20,465	20,523

SLC Student Loan Trust
2.711% due 09/15/2026 •		12,773	12,760
2.721% due 03/15/2027 •		12,076	12,021

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	159	179
0.000% due 06/17/2024 •		198	222
0.240% due 12/15/2033 •		1,097	1,191
2.861% due 10/25/2024 •		$6,966	6,959
2.861% due 01/26/2026 •		8,833	8,818
2.891% due 01/25/2027 •		5,080	5,054
2.921% due 10/25/2029 •		24,350	24,191
3.271% due 04/25/2024 •		4,172	4,177

SoFi Consumer Loan Program LLC
2.200% due 11/25/2026		2,983	2,975

SoFi Consumer Loan Program Trust
2.930% due 04/26/2027		5,217	5,213

Sound Point CLO Ltd.
3.651% due 01/20/2028 •		19,700	19,636

Soundview Home Loan Trust
2.546% due 11/25/2036 •		1,366	581

South Carolina Student Loan Corp.
3.626% due 09/03/2024 •		2,351	2,361

Structured Asset Investment Loan Trust
3.176% due 06/25/2035 •		587	589
3.191% due 03/25/2034 •		4,845	4,800

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.206% due 02/25/2035 •		$3,211	$3,230
3.386% due 09/25/2034 •		371	369
3.461% due 10/25/2033 •		2,470	2,474

Structured Asset Securities Corp.
3.146% due 02/25/2035 •		857	859

Structured Asset Securities Corp. Mortgage Loan Trust
3.161% due 11/25/2035 •		5,000	5,019

TICP CLO Ltd.
3.601% due 04/20/2028		25,600	25,371

Venture CDO Ltd.
2.991% due 01/20/2022 •		1,364	1,365

Wellfleet CLO Ltd.
3.901% due 10/20/2027 •		22,300	22,301

Westlake Automobile Receivables Trust
2.840% due 09/15/2021		17,396	17,404

WhiteHorse Ltd.
3.703% due 04/17/2027 •		13,600	13,553

Zais CLO Ltd.
3.937% due 04/15/2028 •		21,200	21,090

Total Asset-Backed Securities (Cost $791,193)			801,687

SOVEREIGN ISSUES 2.9%

Argentina Government International Bond
6.250% due 04/22/2019 (i)		2,500	2,504

Brazil Letras do Tesouro Nacional
0.000% due 10/01/2019 (e)	BRL	306,000	75,736
0.000% due 01/01/2020 (e)		284,200	69,182

Korea Resources Corp.
2.250% due 04/29/2020		$9,700	9,622

Provincia de Buenos Aires
0.000% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	28,931	606

Qatar Government International Bond
3.875% due 04/23/2023		$9,100	9,376

Spain Government International Bond
4.000% due 04/30/2020	EUR	49,800	58,490

Total Sovereign Issues (Cost $234,839)			225,516

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos S.A.B. de C.V. (c)		11,443	1

Total Common Stocks (Cost $607)			1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(c)	428,000	$0

Total Convertible Preferred Securities (Cost $0)		0

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.3%

CERTIFICATES OF DEPOSIT 1.2%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~	$43,300	43,376

Lloyds Bank Corporate Markets PLC
3.102% (US0003M + 0.500%) due 09/24/2020 ~	25,000	25,009
3.297% (US0003M + 0.500%) due 10/26/2020 ~	21,600	21,608

		89,993

U.S. TREASURY BILLS 0.1%
2.436% due 04/11/2019 - 06/20/2019 (d)(e)(k)(m)	9,338	9,300

Total Short-Term Instruments (Cost $99,199)		99,293

Total Investments in Securities (Cost $9,691,925)		9,777,593

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.8%

SHORT-TERM INSTRUMENTS 7.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.8%

PIMCO Short Asset Portfolio	61,027,355	$607,161

PIMCO Short-Term Floating NAV Portfolio III	19,525	193

Total Short-Term Instruments (Cost $610,809)		607,354

Total Investments in Affiliates (Cost $610,809)		607,354

Total Investments 134.1% (Cost $10,302,734)		$10,384,947

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $10,741)		2,908

Other Assets and Liabilities, net (34.1)%		(2,642,117)

Net Assets 100.0%		$7,745,738

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

32	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2019

(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	4.085%	05/07/2019	12/19/2018	$24,597	$24,612	0.32%
CIMIC Group Ltd.	4.189	07/03/2019	12/19/2018	1,520	1,522	0.02

				$26,117	$26,134	0.34%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BSN	2.630%	02/11/2019	04/11/2019		$(3,944)	$(3,958)
	2.630	02/15/2019	04/15/2019		(137,711)	(138,163)
	2.640	01/09/2019	04/09/2019		(67,586)	(67,993)
	2.680	02/21/2019	05/21/2019		(145,455)	(145,877)
	2.680	03/18/2019	05/17/2019		(243,095)	(243,348)
CIB	2.650	03/26/2019	04/18/2019		(8,559)	(8,563)
	2.700	03/26/2019	04/10/2019		(92,813)	(92,854)
	2.700	03/26/2019	04/15/2019		(4,847)	(4,849)
	2.700	03/28/2019	04/08/2019		(15,572)	(15,577)
CSN	2.730	02/19/2019	04/18/2019		(331,792)	(332,824)
GRE	2.750	03/15/2019	04/15/2019		(1,038)	(1,039)
IND	2.670	03/12/2019	04/03/2019		(6,698)	(6,708)
	2.720	03/13/2019	04/10/2019		(142,756)	(142,961)
NOM	2.400	03/06/2019	TBD	(2)	(496)	(497)
RCY	2.690	02/19/2019	04/18/2019		(36,581)	(36,693)
	2.700	02/21/2019	04/04/2019		(54,472)	(54,632)

Total Reverse Repurchase Agreements						$(1,296,536)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.6)%
Fannie Mae, TBA	4.000%	04/01/2049	$348,100	$(355,710)	$(358,108)
Freddie Mac, TBA	5.000	04/01/2049	300	(316)	(318)

Total Short Sales (4.6)%				$(356,026)	$(358,426)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO Low Duration Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(599,339)	$0	$(599,339)	$609,912	$10,573
CIB	0	(121,843)	0	(121,843)	121,624	(219)
CSN	0	(332,824)	0	(332,824)	349,531	16707
GRE	0	(1,039)	0	(1,039)	1,057	18
IND	0	(149,669)	0	(149,669)	153,590	3,921
NOM	0	(497)	0	(497)	501	4
RCY	0	(91,325)	0	(91,325)	91,032	(293)

Total Borrowings and Other Financing Transactions	$0	$(1,296,536)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(475,785)	$(389,225)	$0	$(865,010)
U.S. Treasury Obligations	0	(431,029)	0	0	(431,029)
Sovereign Issues	0	0	0	(497)	(497)

Total Borrowings	$0	$(906,814)	$(389,225)	$(497)	$(1,296,536)

Payable for reverse repurchase agreements					$(1,296,536)

(i)	Securities with an aggregate market value of $1,332,403 and cash of $1,130 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(751,569) at a weighted average interest rate of 2.506%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$137.500	05/24/2019	312	$	312	$3	$5
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	138.000	05/24/2019	5,460		5,460	47	87

34	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2019

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$138.500	05/24/2019	2,219	$	2,219	$19	$35
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.500	05/24/2019	15		30	0	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.625	05/24/2019	2,942		5,884	25	3
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	105.000	05/24/2019	4,282		8,564	37	4
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	105.250	05/24/2019	1,471		2,942	13	23
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	190.000	05/24/2019	61		61	1	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	191.000	05/24/2019	186		186	2	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.250	05/24/2019	1,451		1,451	12	1
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.750	05/24/2019	724		724	6	1
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	109.000	05/24/2019	364		364	3	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	110.000	05/24/2019	2,493		2,493	21	3

Total Purchased Options						$189	$162

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$122.500	04/26/2019	787	$	787	$(266)	$(37)

Total Written Options						$(266)	$(37)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor June Futures	06/2019	11,026	$	3,101,536	$656	$0	$0
90-Day Eurodollar September Futures	09/2019	2,545		620,598	3,043	0	(159)
Euro-Bund 10-Year Bond June Futures	06/2019	3,189		595,042	9,489	0	(894)
U.S. Treasury 2-Year Note June Futures	06/2019	20,639		4,398,042	15,289	0	(4,515)
U.S. Treasury 5-Year Note June Futures	06/2019	5,032		582,847	4,775	0	(1,140)

					$33,252	$0	$(6,708)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	3,373	$	(825,162)	$(6,806)	$632	$0
90-Day Eurodollar June Futures	06/2020	3,618		(884,375)	(5,845)	769	0
90-Day Eurodollar March Futures	03/2020	3,664		(894,795)	(3,656)	687	0
90-Day Eurodollar September Futures	09/2020	4,591		(1,122,959)	(8,562)	918	0
Australia Government 10-Year Bond June Futures	06/2019	552		(54,307)	(1,116)	218	(218)
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	531		(554)	(251)	137	0
Canada Government 10-Year Bond June Futures	06/2019	513		(53,375)	(1,087)	449	0
Euro-BTP Italy Government Bond June Futures	06/2019	3,235		(469,829)	(12,148)	1,524	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-OAT France Government 10-Year Bond June Futures	06/2019	1,528	$	(278,822)	$(7,723)	$566	$0
U.S. Treasury 10-Year Note June Futures	06/2019	5,123		(636,373)	(9,050)	1,441	0
U.S. Treasury 30-Year Bond June Futures	06/2019	254		(38,013)	(970)	95	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	06/2020	3,724		(601,167)	(2,711)	0	(91)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	03/2020	3,724		(601,288)	(2,568)	0	(121)
United Kingdom Long Gilt June Futures	06/2019	418		(70,432)	(1,117)	33	(49)

					$(63,610)	$7,469	$(479)

Total Futures Contracts					$(30,358)	$7,469	$(7,187)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2023	0.512%	$	10,000	$198	$23	$221	$4	$0
Deutsche Bank AG	1.000	Quarterly	06/20/2019	0.433	EUR	18,400	(57)	91	34	5	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		14,700	(116)	171	55	7	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.274	$	16,400	(426)	635	209	0	(7)

							$(401)	$920	$519	$16	$(7)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/20/2027	$	206,900	$6,993	$(10,068)	$(3,075)	$520	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		82,400	4,619	(4,131)	488	221	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	126,000	(915)	(3,275)	(4,190)	17	0
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	47,270,000	1,475	1,691	3,166	259	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		24,240,000	(1,392)	(3,405)	(4,797)	0	(309)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		4,840,000	(68)	(1,290)	(1,358)	0	(102)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		13,810,000	292	(9,358)	(9,066)	0	(950)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		1,480,000	(46)	(1,775)	(1,821)	0	(171)
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020	MXN	3,510,700	(45)	1,744	1,699	0	(353)
Pay	28-Day MXN-TIIE	8.750	Lunar	11/06/2020		3,309,900	0	1,642	1,642	0	(333)
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		2,383,300	271	(1,433)	(1,162)	243	0
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		3,371,000	35	(1,630)	(1,595)	352	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		789,100	0	(508)	(508)	84	0

							$11,219	$(31,796)	$(20,577)	$1,696	$(2,218)

Total Swap Agreements							$10,818	$(30,876)	$(20,058)	$1,712	$(2,225)

36	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$162	$7,469	$1,712	$9,343	$(37)	$(7,187)	$(2,225)	$(9,449)

(k)

Securities with an aggregate market value of $2,312 and cash of $79,602 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	CAD	23,232	$	17,435	$50	$0
	04/2019	MXN	1,578,367		81,271	124	0
	04/2019	$	8,241	EUR	7,323	0	(27)
	04/2019		1,835	RUB	121,545	13	0
	05/2019	EUR	7,323	$	8,263	27	0
	05/2019	$	1,534	EUR	1,350	0	(14)
BPS	04/2019	ARS	136,919	$	3,160	2	0
	04/2019	BRL	96,600		24,790	118	0
	04/2019	CAD	849		636	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019	$	3,277	ARS	136,919	$3	$(123)
	04/2019		25,799	BRL	96,600	0	(1,126)
	05/2019	ARS	21,708	$	485	11	(4)
	05/2019	$	57,173	JPY	6,356,100	380	0
	06/2019	INR	15,057	$	209	0	(6)
	06/2019	THB	57,166		1,829	24	0
	10/2019	BRL	99,700		26,229	1,153	0
BRC	04/2019	RUB	115,831		1,750	0	(12)
	05/2019	GBP	90,958		121,618	2,895	0
	05/2019	SEK	3,235		350	1	0
	05/2019	$	1,467	EUR	1,293	0	(11)
	05/2019		1,309	GBP	1,001	0	(3)
CBK	04/2019	CAD	956	$	713	0	(2)
	04/2019	$	1,003	DKK	6,517	0	(24)
	04/2019		83,340	MXN	1,607,042	0	(719)
	05/2019	EUR	58,022	$	65,932	610	0
	05/2019	GBP	4,152		5,516	97	0
	05/2019	$	52,642	EUR	46,546	0	(240)
	05/2019		150,480	GBP	114,351	0	(1,224)
	05/2019		1,053	JPY	117,100	8	0
FBF	04/2019	ARS	309,601	$	7,799	659	0
	04/2019	CNH	2,204		314	0	(14)
	04/2019	$	7,145	ARS	309,601	0	(5)
GLM	04/2019	ARS	39,126	$	903	1	0
	04/2019	AUD	34,279		24,504	164	0
	04/2019	BRL	385,000		101,303	2,972	0
	04/2019	CAD	30,919		23,204	67	0
	04/2019	CHF	380		382	0	0
	04/2019	$	898	ARS	39,126	4	0
	04/2019		24,298	AUD	34,279	42	0
	04/2019		98,802	BRL	385,000	0	(471)
	04/2019		147,351	GBP	110,790	0	(3,052)
	05/2019	ARS	39,126	$	854	0	(6)
	05/2019	AUD	34,279		24,313	0	(42)
	06/2019	KRW	292,561		261	3	0
HUS	04/2019	ARS	133,556		3,082	2	0
	04/2019	TRY	1,405		252	6	0
	04/2019	$	3,219	ARS	133,556	0	(139)
	04/2019		129,553	CAD	170,948	0	(1,628)
	04/2019		328	CNH	2,204	0	0
	04/2019		146	MXN	2,767	0	(3)
	05/2019	AUD	34,769	$	24,817	112	0
	05/2019	$	299	ARS	13,010	0	(12)
	05/2019		104,387	JPY	11,599,100	640	0
	06/2019	CNH	2,204	$	328	0	0
JPM	04/2019	BRL	637,326		168,413	5,636	0
	04/2019	CAD	20,121		15,094	37	0
	04/2019	EUR	7,323		8,358	144	0
	04/2019	$	168,956	BRL	637,326	0	(6,180)
	05/2019	EUR	109,230	$	124,115	1,142	0
	05/2019	JPY	459,000		4,183	27	0
	05/2019	NOK	1,400		162	0	0
	05/2019	$	41,167	JPY	4,518,500	0	(252)
	07/2019		990	DKK	6,517	0	(3)
	10/2019	BRL	206,300	$	54,458	2,570	0
MSB	04/2019		269,526		69,168	330	0
	04/2019	$	72,272	BRL	269,526	0	(3,434)
	01/2020	BRL	284,200	$	74,585	3,626	0
MYI	07/2019	AUD	2,163		1,545	7	0

38	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	04/2019	BRL	123,100	$	31,591	$151	$0
	04/2019	GBP	110,790		146,674	2,375	0
	04/2019	$	32,888	BRL	123,100	0	(1,448)
	05/2019		146,896	GBP	110,790	0	(2,372)
SSB	04/2019	MXN	31,442	$	1,649	33	0
UAG	04/2019	CAD	94,871		70,666	0	(329)
	05/2019	GBP	66,172		85,714	0	(657)
	05/2019	$	70,720	CAD	94,871	330	0

Total Forward Foreign Currency Contracts						$26,596	$(23,582)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$214	$0	$0	$214	$(41)	$0	$0	$(41)	$173	$185	$358
BPS	1,691	0	0	1,691	(1,259)	0	0	(1,259)	432	(520)	(88)
BRC	2,896	0	0	2,896	(26)	0	0	(26)	2,870	(2,300)	570
CBK	715	0	0	715	(2,209)	0	0	(2,209)	(1,494)	786	(708)
DUB	0	0	0	0	0	0	0	0	0	(2,280)	(2,280)
FBF	659	0	0	659	(19)	0	0	(19)	640	(770)	(130)
GLM	3,253	0	0	3,253	(3,571)	0	0	(3,571)	(318)	(670)	(988)
HUS	760	0	0	760	(1,782)	0	0	(1,782)	(1,022)	1,493	471
JPM	9,556	0	0	9,556	(6,435)	0	0	(6,435)	3,121	(3,530)	(409)
MSB	3,956	0	0	3,956	(3,434)	0	0	(3,434)	522	0	522
MYI	7	0	0	7	0	0	0	0	7	0	7
SCX	2,526	0	0	2,526	(3,820)	0	0	(3,820)	(1,294)	1,903	609
SSB	33	0	0	33	0	0	0	0	33	0	33
UAG	330	0	0	330	(986)	0	0	(986)	(656)	884	228

Total Over the Counter	$26,596	$0	$0	$26,596	$(23,582)	$0	$0	$(23,582)

(m)

Securities with an aggregate market value of $5,251 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$162	$162
Futures	0	0	0	0	7,469	7,469
Swap Agreements	0	16	0	0	1,696	1,712

	$0	$16	$0	$0	$9,327	$9,343

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,596	$0	$26,596

	$0	$16	$0	$26,596	$9,327	$35,939

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$37	$37
Futures	0	0	0	0	7,187	7,187
Swap Agreements	0	7	0	0	2,218	2,225

	$0	$7	$0	$0	$9,442	$9,449

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,582	$0	$23,582

	$0	$7	$0	$23,582	$9,442	$33,031

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(616)	$(616)
Futures	0	0	0	0	(36,771)	(36,771)
Swap Agreements	0	785	0	0	7,874	8,659

	$0	$785	$0	$0	$(29,513)	$(28,728)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$67,723	$0	$67,723
Purchased Options	0	0	0	(25)	(157)	(182)
Written Options	0	508	0	15,906	824	17,238
Swap Agreements	0	298	0	0	0	298

	$0	$806	$0	$83,604	$667	$85,077

	$0	$1,591	$0	$83,604	$(28,846)	$56,349

40	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(26)	$(26)
Written Options	0	0	0	0	229	229
Futures	0	0	0	0	(28,700)	(28,700)
Swap Agreements	0	968	0	0	(27,041)	(26,073)

	$0	$968	$0	$0	$(55,538)	$(54,570)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$127,078	$0	$127,078
Written Options	0	(39)	0	(1,136)	(375)	(1,550)
Swap Agreements	0	(218)	0	0	0	(218)

	$0	$(257)	$0	$125,942	$(375)	$125,310

	$0	$711	$0	$125,942	$(55,913)	$70,740

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$56,672	$56,672
Corporate Bonds & Notes
Banking & Finance	0	2,205,641	0	2,205,641
Industrials	19,677	1,059,506	522	1,079,705
Specialty Finance	0	26,134	0	26,134
Utilities	0	215,999	0	215,999
U.S. Government Agencies	0	4,263,371	0	4,263,371
U.S. Treasury Obligations	0	433,598	0	433,598
Non-Agency Mortgage-Backed Securities	0	369,976	0	369,976
Asset-Backed Securities	0	801,687	0	801,687
Sovereign Issues	0	225,516	0	225,516
Common Stocks
Consumer Discretionary	1	0	0	1
Short-Term Instruments
Certificates of Deposit	0	89,993	0	89,993
U.S. Treasury Bills	0	9,300	0	9,300
	$19,678	$9,700,721	$57,194	$9,777,593

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$607,354	$0	$0	$607,354

Total Investments	$627,032	$9,700,721	$57,194	$10,384,947

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(358,426)	$0	$(358,426)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7,469	1,874	0	9,343
Over the counter	0	26,596	0	26,596
	$7,469	$28,470	$0	$35,939

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO Low Duration Fund (Cont.)

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(7,187)	$(2,262)	$0	$(9,449)
Over the counter	0	(23,582)	0	(23,582)
	$(7,187)	$(25,844)	$0	$(33,031)

Total Financial Derivative Instruments	$282	$2,626	$0	$2,908

Totals	$627,314	$9,344,921	$57,194	$10,029,429

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

42	PIMCO LOW DURATION FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Low Duration Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2019	43

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

44	PIMCO LOW DURATION FUND

March 31, 2019

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early

ANNUAL REPORT	MARCH 31, 2019	45

Notes to Financial Statements (Cont.)

adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s

46	PIMCO LOW DURATION FUND

March 31, 2019

investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair

ANNUAL REPORT	MARCH 31, 2019	47

Notes to Financial Statements (Cont.)

valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

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In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2019	49

Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$848,284	$22,473	$(260,716)	$(89)	$(2,791)	$607,161	$21,781	$693

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$170,289	$6,202,566	$(6,372,900)	$259	$(21)	$193	$7,566	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Notes to Financial Statements (Cont.)

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or

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guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2019 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

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When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or

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Notes to Financial Statements (Cont.)

substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial

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derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”)

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Notes to Financial Statements (Cont.)

or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the

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swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to

ANNUAL REPORT	MARCH 31, 2019	59

Notes to Financial Statements (Cont.)

reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect.

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Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index,

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and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

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Notes to Financial Statements (Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.25%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

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Notes to Financial Statements (Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$213,699	$179,990

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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March 31, 2019

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$48,419,070	$45,779,971	$3,771,548	$2,852,330

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2019		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	318,226	$3,096,608	369,492		$3,641,833

I-2	60,940	592,916	23,431		230,934

I-3	1,185	11,535	0		0

Administrative Class	2,796	27,193	2,919		28,766

Class D	0	0	8,391		82,761

Class A	15,602	151,794	79,555	(a)	781,050	(a)

Class C	2,884	28,017	1,516		14,941

Class R	4,442	43,175	1,895		18,662

Issued as reinvestment of distributions

Institutional Class	15,280	148,698	9,589		94,507

I-2	1,814	17,653	844		8,319

I-3	9	85	0		0

Administrative Class	195	1,896	148		1,460

Class D	0	0	761		7,504

Class A	2,426	23,607	971		9,566

Class C	373	3,634	248		2,446

Class R	153	1,489	76		750

Cost of shares redeemed

Institutional Class	(402,936)	(3,919,879)	(382,473)		(3,769,006)

I-2	(32,352)	(314,681)	(29,263)		(288,302)

I-3	(471)	(4,582)	0		0

Administrative Class	(5,231)	(50,894)	(5,666)		(55,846)

Class D	0	0	(77,820	)(a)	(763,733	)(a)

Class A	(47,084)	(458,111)	(34,774)		(342,658)

Class C	(9,878)	(96,135)	(19,793)		(195,116)

Class R	(3,281)	(31,916)	(3,028)		(29,851)

Net increase (decrease) resulting from Fund share transactions	(74,908)	$(727,898)	(52,981)		$(521,013)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 55,907 Class D shares in the amount of $547,755 converted into Class A shares of the Fund.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

ANNUAL REPORT	MARCH 31, 2019	69

Notes to Financial Statements (Cont.)

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Low Duration Fund	$0	$0	$41,580	$(1,723)	$(450,017)	$0	$(24,796)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Lehman securities, Treasury Inflation Protected Securities (TIPs), and straddle loss deferrals.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

70	PIMCO LOW DURATION FUND

March 31, 2019

As of March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Low Duration Fund	$210,912	$239,105

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Low Duration Fund	$9,938,043	$216,435	$(175,233)	$41,202

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Lehman securities, unrealized gain or loss on certain futures, options, and forward contracts, realized and unrealized gain (loss) swap contracts, Treasury Inflation Protected Securities (TIPs), and straddle loss deferrals.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Low Duration Fund	$212,702	$0	$0	$113,919	$0	$23,857

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Low Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Low Duration Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

72	PIMCO LOW DURATION FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BRC	Barclays Bank PLC	JPM	JP Morgan Chase Bank N.A.
BSN	Bank of Nova Scotia	MSB	Morgan Stanley Bank, N.A
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CIB	Canadian Imperial Bank of Commerce	NOM	Nomura Securities International Inc.
CSN	Credit Suisse AG (New York)	RCY	Royal Bank of Canada
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
GLM	Goldman Sachs Bank USA	UAG	UBS AG Stamford
GRE	RBS Securities, Inc.

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	RUB	Russian Ruble
CNH	Chinese Renminbi (Offshore)	SEK	Swedish Krona
DKK	Danish Krone	THB	Thai Baht
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	USD (or $)	United States Dollar
INR	Indian Rupee

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	SOFRRATE	Secured Overnight Financing Rate
EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	MARCH 31, 2019	73

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Low Duration Fund	0.00%	0.00%	$212,702	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

74	PIMCO LOW DURATION FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2019	75

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

76	PIMCO LOW DURATION FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	77

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

78	PIMCO LOW DURATION FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	79

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3014AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

Municipal Value Funds

PIMCO Gurtin California Municipal Intermediate Value Fund

PIMCO Gurtin California Municipal Opportunistic Value Fund

PIMCO Gurtin National Municipal Intermediate Value Fund

PIMCO Gurtin National Municipal Opportunistic Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

2	MUNICIPAL VALUE FUNDS

The municipal (or “muni”) market experienced periods of volatility. After declining over the first two months, the muni market posted positive returns during five of the next six months of the reporting period. The muni market then fell over the next two months, but finished strongly by rallying in November and December 2018. As was the case with the taxable U.S. bond market, munis were negatively impacted by rising interest rates, which tempered their gains during the year. All told, the Bloomberg Barclays Municipal Bond Index returned 1.28% during the reporting period.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

A Message to Shareholders

Dear Shareholder,

On March 15, 2019, the Gurtin Funds were reorganized into PIMCO Gurtin Funds as part of a broader initiative to integrate the advisory businesses of Gurtin and PIMCO. We appreciate the shareholder support that made this reorganization possible and we look forward to maintaining the funds’ oversight, management, investment objectives, as well as our exceptional client service. In short, the Gurtin team will remain actively involved in the management of your accounts, working together with the PIMCO team to provide you with an optimal municipal investment experience.

As sub-advisor to the PIMCO Gurtin Funds under the PIMCO family of funds, our disciplined investment approach remains the same. More specifically, we maintain:

∎	Management of the funds by Gurtin’s investment team

∎	Our dedicated team of professionals to provide individual attention and insight into fund management and performance

∎	Our strict adherence to only deploy capital as attractive investments become available for Opportunistic Value

∎	An approval process for all investors, with funds continuing to be available exclusively to approved advisors and individual investors

We greatly appreciate the trust you have placed in our firm and PIMCO. We believe the funds are well positioned to benefit from PIMCO’s standing in the municipal bond market and leverage their depth of resources and research capabilities.

Service continues to be an area to which we remain committed, to provide an optimal municipal investment experience. As such, please do not hesitate to contact us with any questions that you might have regarding the PIMCO Gurtin Funds.

Sincerely,

William R. Gurtin

Founder

Gurtin Municipal Bond Management, a PIMCO Company

4	MUNICIPAL VALUE FUNDS

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the Funds (Cont.)

Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects Institutional Class performance. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class shares is $250,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share class along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Diversification Status
PIMCO Gurtin California Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified
PIMCO Gurtin California Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified
PIMCO Gurtin National Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified
PIMCO Gurtin National Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other

6	MUNICIPAL VALUE FUNDS

delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund is, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 will be, available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. A copy of each Fund’s N-PORT reports will be available on the SEC’s website at http://www.sec.gov. A copy of each Fund’s Form N-PORT will be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO Gurtin California Municipal Intermediate Value Fund

Cumulative Returns Through March 31, 2019

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019•

	6 Months*	1 Year	Fund Inception (12/07/15)
PIMCO Gurtin California Municipal Intermediate Value Fund Institutional Class	4.39%	5.16%	2.48%
85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index	4.21%	5.04%	2.57%
ICE BofAML 1-12 Year Municipal Index	3.83%	4.63%	2.23%
Lipper California Intermediate Municipal Debt Funds Average	3.50%	4.19%	2.25%♦

All Fund returns are net of fees and expenses.

•

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund. The inception date of the Gurtin California Municipal Intermediate Value Fund was December 7, 2015. Information presented from December 7, 2015 to March 15, 2019 is that of the Gurtin California Municipal Intermediate Value Fund.

* Cumulative return.

♦ Average cumulative total return since 11/30/2015.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	MUNICIPAL VALUE FUNDS

Institutional Class - GCMVX

Allocation Breakdown as of 03/31/2019†§

Municipal Bonds & Notes
Ad Valorem Property Tax	26.8%
Lease (Abatement)	24.6%
Special Tax	16.3%
Tax Increment/Allocation Revenue	6.6%
Tobacco Settlement Funded	4.4%
General Fund	4.2%
Health, Hospital & Nursing Home Revenue	3.4%
Lease (Appropriation)	2.3%
Port, Airport & Marina Revenue	2.2%
Lease Revenue	2.0%
Sewer Revenue	1.4%
College & University Revenue	1.2%
Other	1.9%
Short-Term Instruments	2.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin California Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the six-month period ended 03/31/2019:

»	Underweight exposure to duration detracted from performance, as the municipal yield curve rose by an average of 61 basis points across maturities.

»	Overweight exposure to the special district sector contributed to performance, as this sector outperformed the benchmark overall.

»	Overweight exposure to the special assessment District sector contributed to performance, as this sector outperformed the overall benchmark.

»	Underweight exposure to pre-refunded bonds contributed to performance, as these underperformed the overall benchmark.

»	Underweight exposure to the transportation sector detracted from performance, as this sector outperformed the benchmark overall.

»	Underweight exposure to the state sector detracted from performance, as this sector outperformed the overall benchmark.

ANNUAL REPORT	MARCH 31, 2019	9

PIMCO Gurtin California Municipal Opportunistic Value Fund

Cumulative Returns Through March 31, 2019

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019•

	6 Months*	1 Year	5 Years	Fund Inception (05/03/10)
PIMCO Gurtin California Municipal Opportunistic Value Fund Institutional Class	3.00%	3.92%	3.34%	4.33%
ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index	5.51%	6.72%	3.91%	4.82%
ICE BofAML Municipal Blended Index	5.91%	6.93%	4.34%	4.89%
Lipper California Intermediate Municipal Debt Funds Average	3.50%	4.19%	2.78%	3.30%♦

All Fund returns are net of fees and expenses.

•

On March 15, 2019, the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund. The inception date of the Gurtin California Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin California Municipal Opportunistic Value Fund.

* Cumulative return.

♦ Average cumulative total return since 4/30/2010

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.63%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	MUNICIPAL VALUE FUNDS

Institutional Class - GCMFX

Allocation Breakdown as of 03/31/2019†§

Municipal Bonds & Notes
Ad Valorem Property Tax	27.1%
Port, Airport & Marina Revenue	17.8%
Health, Hospital & Nursing Home Revenue	12.7%
Lease (Abatement)	9.2%
Electric Power & Light Revenue	5.6%
Water Revenue	5.4%
Tobacco Settlement Funded	4.7%
Sewer Revenue	4.2%
Sales Tax Revenue	2.6%
Lease Revenue	2.2%
College & University Revenue	2.0%
General Fund	1.0%
Highway Revenue Tolls	1.0%
Other	1.3%
Short-Term Instruments	3.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin California Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the six-month period ended 03/31/2019:

»	Underweight exposure to duration throughout the six-month period detracted from performance, as the municipal yield curve declined by an average of 61 basis points across maturities.

»

Large outflows from mutual funds and exchange-traded funds in the fourth quarter of 2018 provided the opportunity for the Fund to deploy cash and invest in longer-duration structures during that period, which in combination with the decline in rates, contributed to performance.

»

Over the 6-month period, price appreciation due to the shift down in the yield curve was the primary driver of strong performance, with interest rate return, defined as shift return plus shape return, accounting for 93% of performance.

»

Portfolio yield was a steady and predictable contributor to performance, with the combination of yield and roll down return, defined as income return plus amortization/roll down return, accounting for 55% of total return.

»	Widening spreads were the primary detractor from performance, as evidenced by spread return, which accounted for -40% of overall performance.

ANNUAL REPORT	MARCH 31, 2019	11

PIMCO Gurtin National Municipal Intermediate Value Fund

Cumulative Returns Through March 31, 2019

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019•

	6 Months*	1 Year	Fund Inception (12/01/15)
PIMCO Gurtin National Municipal Intermediate Value Fund Institutional Class	4.36%	5.14%	2.36%
85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index	4.21%	5.04%	2.55%
ICE BofAML 1-12 Year Municipal Index	3.83%	4.63%	2.21%
Lipper Intermediate Municipal Debt Funds Average	3.68%	4.34%	2.36%♦

All Fund returns are net of fees and expenses.

•

On March 15, 2019, the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund. The inception date of the Gurtin National Municipal Intermediate Value Fund was December 1, 2015. Information presented from December 1, 2015 to March 15, 2019 is that of the Gurtin National Municipal Intermediate Value Fund.

* Cumulative return.

♦ Average cumulative total return since 11/30/2015.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	MUNICIPAL VALUE FUNDS

Institutional Class - GNMVX

Allocation Breakdown as of 03/31/2019†§

Municipal Bonds & Notes
Ad Valorem Property Tax	49.7%
Lease Revenue	8.7%
Lease (Renewal)	7.3%
College & University Revenue	6.5%
Fuel Sales Tax Revenue	5.0%
Appropriations	4.3%
Health, Hospital & Nursing Home Revenue	3.7%
Miscellaneous Revenue	2.7%
Sales Tax Revenue	2.4%
Hotel Occupancy Tax	1.1%
Other	3.2%
Short-Term Instruments	5.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin National Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the six-month period ended 03/31/2019:

»	Underweight exposure to duration detracted from performance, as the municipal yield curve rose by an average of 61 basis points across maturities.

»	Overweight exposure to the special district sector contributed to performance, as this sector outperformed the benchmark overall.

»	Underweight exposure to pre-refunded bonds contributed to performance, as these underperformed the overall benchmark.

»	Underweight exposure to the transportation sector detracted from performance, as this sector outperformed the benchmark overall.

ANNUAL REPORT	MARCH 31, 2019	13

PIMCO Gurtin National Municipal Opportunistic Value Fund

Cumulative Returns Through March 31, 2019

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019•

	6 Months*	1 Year	5 Years	Fund Inception (05/03/10)
PIMCO Gurtin National Municipal Opportunistic Value Fund Institutional Class	3.96%	4.77%	3.52%	4.29%
ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index	5.51%	6.72%	3.91%	4.82%
ICE BofAML Municipal Blended Index	5.91%	6.93%	4.34%	4.89%
Lipper General & Insured Municipal Debt Funds (Leveraged)	4.01%	4.69%	3.58%	3.94%♦

All Fund returns are net of fees and expenses.

•

On March 15, 2019, the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. The inception date of the Gurtin National Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin National Municipal Opportunistic Value Fund.

* Cumulative return.

♦ Average cumulative total return since 04/30/2010

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.63%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	MUNICIPAL VALUE FUNDS

Institutional Class - GNMFX

Allocation Breakdown as of 03/31/2019†§

Municipal Bonds & Notes
Port, Airport & Marina Revenue	16.5%
Health, Hospital & Nursing Home Revenue	14.7%
Highway Revenue Tolls	13.0%
Ad Valorem Property Tax	11.1%
College & University Revenue	7.6%
Fuel Sales Tax Revenue	7.5%
Water Revenue	5.5%
Lease Revenue	3.5%
Transit Revenue	3.5%
Sales Tax Revenue	2.5%
Sewer Revenue	2.4%
Miscellaneous Taxes	1.7%
Lease (Abatement)	1.6%
Local or Guaranteed Housing	1.6%
Electric Power & Light Revenue	1.3%
Other	2.0%
Short-Term Instruments	4.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin National Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the six-month period ended 03/31/2019:

»	An elevated duration contributed to performance, as the municipal yield curve declined by an average of 61 basis points across maturities. Duration reached a 5-year high of 7.6 in November 2018.

»

Large outflows from mutual funds and exchange-traded funds in the fourth quarter of 2018 provided the opportunity for the Fund to deploy cash and invest in longer-duration structures during that period, which in combination with the decline in rates, contributed to performance.

»

Over the 6-month period, price appreciation due to the shift down in the yield curve was the primary driver of strong performance, with interest rate return, defined as shift return plus shape return, accounting for 87% of performance.

»

Portfolio yield was a steady and predictable contributor to performance, with the combination of yield and roll down return, defined as income return plus amortization/roll down return, accounting for 43% of total return.

»	Widening spreads were the primary detractor from performance, as evidenced by spread return, which accounted for -22% of overall performance.

ANNUAL REPORT	MARCH 31, 2019	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

16	MUNICIPAL VALUE FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Gurtin California Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,043.90	$1.99	$1,000.00	$1,022.99	$1.97	0.39%
PIMCO Gurtin California Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,030.00	$3.04	$1,000.00	$1,021.94	$3.02	0.60%
PIMCO Gurtin National Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,043.60	$1.99	$1,000.00	$1,022.99	$1.97	0.39%
PIMCO Gurtin National Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,039.60	$3.05	$1,000.00	$1,021.94	$3.02	0.60%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 7, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2019	17

Benchmark Descriptions

Index*	Benchmark Description

85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index	85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index is a blend of 85% of the ICE BofA Merrill Lynch 3-15 Year US Municipal Securities Index, a subset of the ICE BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to three years and less than fifteen years, and 15% of the ICE BofA Merrill Lynch 1-3 Year US Municipal Securities Index, a subset of the ICE BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to one year and less than three years.

ICE BofAML 1-12 Year Municipal Index	The ICE BofAML 1-12 Year Municipal Index is an unmanaged, marketweighted index that includes investment-grade municipal bonds with maturities greater than one year but less than twelve years. On or about October 22, 2017, Intercontinental Exchange acquired the Bank of America Merrill Lynch Global Research division’s index platform, thereby becoming the ICE BofAML index family.

ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index	ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index measures the performance of municipal securities with a remaining term to final maturity greater than or equal to seven years and less than twelve years.

ICE BofAML Municipal Blended Index	The ICE BofAML Municipal Blended Index is a blend of 75% of The ICE BofAML 7-12 Year US Large Cap Municipal Securities Index, a subset of The ICE BofAML US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to seven years and less than twelve years, and 25% of The ICE BofAML 12-22 Year US Large Cap Municipal Securities Index, a subset of The ICE BofAML US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to twelve years and less than twenty two years.

*	It is not possible to invest directly in an unmanaged index.

18	MUNICIPAL VALUE FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2019	19

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End of Year or Period

PIMCO Gurtin California Municipal Intermediate Value Fund

Institutional Class

10/1/2018 - 03/31/2019(c)(d)	$9.97	$0.09	$0.35	$0.44	$(0.09)	$(0.00)	$(0.09	)(f)	$10.32

9/30/2018	10.16	0.16	(0.18)	(0.02)	(0.16)	(0.01)	(0.17)		9.97

9/30/2017	10.26	0.15	(0.10)	0.05	(0.15)	(0.00)	(0.15)		10.16

12/07/2015(e) - 09/30/2016	10.00	0.10	0.26	0.36	(0.10)	(0.00)	(0.10)		10.26

PIMCO Gurtin California Municipal Opportunistic Value Fund

Institutional Class

10/1/2018 - 03/31/2019(c)(d)	$10.00	$0.13	$0.16	$0.29	$(0.13)	$(0.00)	$(0.13	)(f)	$10.16

9/30/2018	10.11	0.22	(0.11)	0.11	(0.22)	0.00	(0.22)		10.00

9/30/2017	10.21	0.19	(0.08)	0.11	(0.19)	(0.02)	(0.21)		10.11

9/30/2016	10.06	0.20	0.15	0.35	(0.20)	(0.00)	(0.20)		10.21

11/03/2014(e) - 09/30/2015	10.00	0.19	0.07	0.26	(0.20)	(0.00)	(0.20)		10.06

PIMCO Gurtin National Municipal Intermediate Value Fund

Institutional Class

10/1/2018 - 03/31/2019(c)(d)	$9.91	$0.10	$0.33	$0.43	$(0.10)	$(0.00)	$(0.10	)(f)	$10.24

9/30/2018	10.14	0.18	(0.23)	(0.05)	(0.18)	0.00	(0.18)		9.91

9/30/2017	10.26	0.16	(0.12)	0.04	(0.16)	(0.00)	(0.16)		10.14

12/01/2015(e) - 09/30/2016	10.00	0.10	0.26	0.36	(0.10)	(0.00)	(0.10)		10.26

Please see footnotes on page 22.

20	MUNICIPAL VALUE FUNDS	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

4.39%	$62,167	0.39	%*	0.70	%*	0.39	%*	0.70	%*	1.70	%*	9%

(0.17)	64,198	0.39		0.62		0.39		0.62		1.63		10

0.50	82,719	0.39		0.63		0.39		0.63		1.48		15

3.56	61,749	0.39	*	0.84	*	0.39	*	0.84	*	1.19	*	5

3.00%	$244,606	0.60	%*	0.64	%*	0.60	%*	0.64	%*	2.69	%*	15%

1.17	230,168	0.60		0.65		0.60		0.65		2.23		59

1.11	188,876	0.60		0.63		0.60		0.63		1.92		44

3.49	190,462	0.60		0.65		0.60		0.65		1.94		58

2.55	162,465	0.60	*	0.79	*	0.60	*	0.79	*	2.09	*	83

4.36%	$163,760	0.39	%*	0.59	%*	0.39	%*	0.59	%*	1.98	%*	2%

(0.47)	165,043	0.39		0.54		0.39		0.54		1.82		15

0.42	214,850	0.39		0.56		0.39		0.56		1.58		9

3.63	149,815	0.39	*	0.66	*	0.39	*	0.66	*	1.24	*	9

ANNUAL REPORT	MARCH 31, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End of Year or Period

PIMCO Gurtin National Municipal Opportunistic Value Fund

Institutional Class

10/1/2018 - 03/31/2019(c)(d)	$10.00	$0.14	$0.25	$0.39	$(0.14)	$(0.00)	$(0.14	)(f)	$10.25

9/30/2018	10.10	0.23	(0.10)	0.13	(0.23)	(0.00)	(0.23)		10.00

9/30/2017	10.15	0.20	(0.03)	0.17	(0.20)	(0.02)	(0.22)		10.10

9/30/2016	10.01	0.18	0.14	0.32	(0.18)	(0.00)	(0.18)		10.15

11/03/2014(e) - 09/30/2015	10.00	0.20	0.02	0.22	(0.21)	(0.00)	(0.21)		10.01

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund; the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund; and the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(d)	Fiscal year end changed from September 30th to March 31st.
(e)	Commencement of operations.
(f)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

22	MUNICIPAL VALUE FUNDS	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

3.96%	$243,926	0.60	%*	0.66	%*	0.60	%*	0.66	%*	2.73	%*	18%

1.30	207,186	0.60		0.65		0.60		0.65		2.27		46

1.64	124,451	0.60		0.68		0.60		0.68		1.95		41

3.26	108,922	0.60		0.71		0.60		0.71		1.81		59

2.18	91,732	0.60	*	0.93	*	0.60	*	0.93	*	2.21	*	32

ANNUAL REPORT	MARCH 31, 2019	23

Statements of Assets and Liabilities

March 31, 2019

(Amounts in thousands†, except per share amounts)
	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

Assets:

Investments, at value
Investments in securities	$61,425	$246,457	$162,320	$242,305
Cash	66	57	25	0
Receivable for investments sold	0	0	0	10
Receivable for Fund shares sold	95	700	95	247
Interest and/or dividends receivable	613	2,857	1,716	3,357
Reimbursement receivable from PIMCO	25	25	43	37

Total Assets	62,224	250,096	164,199	245,956

Liabilities:

Payable for investments purchased	$0	$5,070	$0	$0
Payable for Fund shares redeemed	22	259	359	345
Distributions payable	1	38	10	27
Overdraft due to custodian	0	0	0	1,531
Accrued investment advisory fees	17	87	44	87
Accrued supervisory and administrative fees	5	24	14	24
Other liabilities	12	12	12	16

Total Liabilities	57	5,490	439	2,030

Net Assets	$62,167	$244,606	$163,760	$243,926

Net Assets Consist of:

Paid in capital	$61,383	$237,156	$163,626	$236,713
Distributable earnings (accumulated loss)	784	7,450	134	7,213

	$62,167	$244,606	$163,760	$243,926

Net Assets:

Institutional Class	$62,167	$244,606	$163,760	$243,926

Shares Issued and Outstanding:

Institutional Class	6,026	24,086	15,994	23,806

Net Asset Value Per Share Outstanding:

Institutional Class	$10.32	$10.16	$10.24	$10.25

Cost of investments in securities	$60,324	$238,926	$160,815	$235,058

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Statements of Operations

(Amounts in thousands†)	PIMCO Gurtin California Municipal Intermediate Value Fund		PIMCO Gurtin California Municipal Opportunistic Value Fund
	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018

Investment Income:

Interest	$617	$1,549	$3,690	$5,815
Dividends	13	20	51	67
Total Income	630	1,569	3,741	5,882

Expenses:

Investment advisory fees	104	272	503	935
Supervisory and administrative fees	5	0	24	0
Trustee fees	2	5	5	9
Miscelleaneous expense	6	0	9	0
Operating expenses pre-reorganization(c)
Fund services fees	51	112	126	222
Custodian fees	3	9	11	22
Registration fees	7	7	5	4
Professional fees	23	30	25	35
Investment adviser expense reimbursements recouped(d)	0	0	0	46
Other expenses	10	46	14	72
Total Expenses	211	481	722	1,345
Waiver and/or Reimbursement by Investment Adviser	(94)	(177)	(44)	(98)
Net Expenses	117	304	678	1,247

Net Investment Income (Loss)	513	1,265	3,063	4,635

Net Realized Gain (Loss):
Investments in securities	(203)	(114)	(61)	29
Net Realized Gain (Loss)	(203)	(114)	(61)	29

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	2,185	(1,270)	3,637	(2,142)
Net Change in Unrealized Appreciation (Depreciation)	2,185	(1,270)	3,637	(2,142)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,495	$(119)	$6,639	$2,522

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund. Information presented for each Fund prior to and including March 15, 2019 is that of the corresponding former Gurtin fund.

(b)	Fiscal year end changed from September 30th to March 31st.
(c)	These expenses were incurred by the Fund prior to the close of business on March 15, 2019. Subsequent to the close of business on March 15, 2019, any such operating expenses are borne by PIMCO.
(d)	See Note 7, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2019	25

Statements of Operations (Cont.)

(Amounts in thousands†)	PIMCO Gurtin National Municipal Intermediate Value Fund		PIMCO Gurtin National Municipal Opportunistic Value Fund
	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018

Investment Income:

Interest	$1,797	$4,562	$3,599	$4,337
Dividends	30	57	99	125
Total Income	1,827	4,619	3,698	4,462

Expenses:

Investment advisory fees	266	732	492	699
Supervisory and administrative fees	14	0	24	0
Trustee fees	4	10	5	7
Miscelleaneous expense	10	0	8	0
Operating expenses pre-reorganization(c)
Fund services fees	98	223	124	178
Custodian fees	7	21	11	17
Registration fees	19	19	27	17
Professional fees	24	35	26	33
Other expenses	16	90	14	58
Total Expenses	458	1,130	731	1,009
Waiver and/or Reimbursement by Investment Adviser	(158)	(315)	(67)	(77)
Net Expenses	300	815	664	932

Net Investment Income (Loss)	1,527	3,804	3,034	3,530

Net Realized Gain (Loss):

Investments in securities	(196)	(876)	(5)	71
Net Realized Gain (Loss)	(196)	(876)	(5)	71

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	5,197	(4,119)	5,681	(1,565)
Net Change in Unrealized Appreciation (Depreciation)	5,197	(4,119)	5,681	(1,565)

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,528	$(1,191)	$8,710	$2,036

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

On March 15, 2019, the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund; and the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(b)	Fiscal year end changed from September 30th to March 31st.
(c)	These expenses were incurred by the Fund prior to the close of business on March 15, 2019. Subsequent to the close of business on March 15, 2019, any such operating expenses are borne by PIMCO.

26	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Gurtin California Municipal Intermediate Value Fund
(Amounts in thousands†)	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018	Year Ended September 30, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$513	$1,265	$1,105
Net realized gain (loss)	(203)	(114)	75
Net change in unrealized appreciation (depreciation)	2,185	(1,270)	(429)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,495	(119)	751

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(513)	(1,341)	(1,106)

Total Distributions(c)(d)	(513)	(1,341)	(1,106)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(4,013)	(17,061)	21,325

Total Increase (Decrease) in Net Assets	(2,031)	(18,521)	20,970

Net Assets:
Beginning of year or period	64,198	82,719	61,749

End of year or period	$62,167	$64,198	$82,719

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 11, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(b)	Fiscal year end changed from September 30th to March 31st.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

ANNUAL REPORT	MARCH 31, 2019	27

Statements of Changes in Net Assets (Cont.)

	PIMCO Gurtin California Municipal Opportunistic Value Fund
(Amounts in thousands†)	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018	Year Ended September 30, 2017

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,063	$4,635	$3,680
Net realized gain (loss)	(61)	29	53
Net change in unrealized appreciation (depreciation)	3,637	(2,142)	(1,480)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,639	2,522	2,253

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(3,111)	(4,689)	(3,986)

Total Distributions(c)(d)	(3,111)	(4,689)	(3,986)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	10,910	43,459	147

Total Increase (Decrease) in Net Assets	14,438	41,292	(1,586)

Net Assets:
Beginning of year or period	230,168	188,876	190,462

End of year or period	$244,606	$230,168	$188,876

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 11, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

On March 15, 2019, the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund; the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund; and the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(b)	Fiscal year end changed from September 30th to March 31st.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

28	MUNICIPAL VALUE FUNDS	See Accompanying Notes

PIMCO Gurtin National Municipal Intermediate Value Fund			PIMCO Gurtin National Municipal Opportunistic Value Fund
Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018	Year Ended September 30, 2017	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018	Year Ended September 30, 2017

$1,527	$3,804	$2,678	$3,034	$3,530	$2,290
(196)	(876)	(299)	(5)	71	38
5,197	(4,119)	(853)	5,681	(1,565)	(356)

6,528	(1,191)	1,526	8,710	2,036	1,972

(1,527)	(3,804)	(2,712)	(3,134)	(3,567)	(2,499)

(1,527)	(3,804)	(2,712)	(3,134)	(3,567)	(2,499)

(6,284)	(44,812)	66,221	31,164	84,266	16,056

(1,283)	(49,807)	65,035	36,740	82,735	15,529

165,043	214,850	149,815	207,186	124,451	108,922

$163,760	$165,043	$214,850	$243,926	$207,186	$124,451

ANNUAL REPORT	MARCH 31, 2019	29

Schedule of Investments PIMCO Gurtin California Municipal Intermediate Value Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.8%

MUNICIPAL BONDS & NOTES 96.2%

CALIFORNIA 86.6%

Baldwin Park Unified School District, California General Obligation Notes, (AGM Insured), Series 2016
4.000% due 08/01/2022	$715	$773

California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 10/01/2033	1,035	1,145

California State General Obligation Bonds, Series 2009
5.000% due 10/01/2029	1,000	1,017

California State General Obligation Bonds, Series 2016
5.000% due 09/01/2027	1,075	1,311

California State General Obligation Notes, Series 2019
5.000% due 04/01/2029	1,000	1,273

California State Public Works Board Revenue Notes, Series 2015
5.000% due 06/01/2025	750	892

California State Public Works Board Revenue Notes, Series 2018
5.000% due 05/01/2028	845	1,057

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2013
5.000% due 11/15/2023	200	230

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2016
4.000% due 11/01/2022	650	708

Capistrano Unified School District Community Facilities District No 90-2, California Special Tax Notes, Series 2016
2.500% due 09/01/2021	710	727

Chula Vista Elementary School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 09/01/2022	855	955
5.000% due 09/01/2023	610	699

Corona Public Financing Authority, California Revenue Notes, Series 2016
5.000% due 11/01/2026	580	717

Corona-Norco Unified School District Public Financing Authority, California Special Tax Bonds, Series 2013
5.000% due 09/01/2026	625	704

Cosumnes Community Services District, California Certificates of Participation Notes, Series 2016
4.000% due 09/01/2024	675	756

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2012
3.500% due 12/01/2025	$455	$469

El Dorado County, California Special Tax Notes, Series 2012
5.000% due 09/01/2022	850	947

Elk Grove Finance Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	510	608

Folsom Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2016
4.000% due 08/01/2028	905	1,031

Fresno County, California Financing Authority Revenue Bonds, Series 2016
5.000% due 04/01/2028	1,500	1,806

Gilroy Unified School District, California Certificates of Participation Notes, Series 2016
4.000% due 04/01/2026	330	376

Golden Empire Schools Financing Authority, California Revenue Notes, Series 2018
5.000% due 05/01/2021	775	830

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2013
5.000% due 06/01/2029	2,165	2,427
5.000% due 06/01/2030	250	280

Imperial Community College District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 08/01/2029	660	730

Irvine Unified School District, California Special Tax Notes, (BAM Insured), Series 2015
5.000% due 09/01/2023	580	661

Laguna Beach, California Special Assessment Notes, Series 2016
2.000% due 09/02/2021	300	300

Los Angeles County, California Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation Notes, Series 2014
5.000% due 09/01/2020	205	215

Los Angeles Department of Airports, California Revenue Bonds, Series 2012
5.000% due 05/15/2030	400	439

Lynwood Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2028	375	447

Lynwood Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2020	510	536
5.000% due 10/01/2024	655	767
5.000% due 10/01/2025	695	831

30	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Modesto Irrigation District, California Revenue Bonds, Series 2010
5.000% due 10/01/2027	$270	$283

Mount Diablo Unified School District, California General Obligation Bonds, (AGM Insured), Series 2010
0.000% due 08/01/2030 (a)	1,425	1,456

Orange Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2014
5.000% due 09/01/2022	400	448

Palmdale Elementary School District, California Certificates of Participation Notes, (FGIC Insured), Series 2016
3.000% due 10/01/2021	855	884

Placentia-Yorba Linda Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2027	445	527

Placentia-Yorba Linda Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2025	200	240

Poway Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2015
5.000% due 12/15/2021	365	400

Poway Unified School District Public Financing Authority, California Special Tax Bonds, Series 2017
5.000% due 09/01/2029	1,735	2,091

Poway Unified School District Public Financing Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	250	281
5.000% due 09/01/2025	350	399

Poway Unified School District, California Special Tax Bonds, Series 2016
5.000% due 09/01/2027	1,100	1,350

Poway Unified School District, California Special Tax Notes, Series 2016
3.000% due 09/01/2020	655	668
3.000% due 09/01/2021	970	1,007

Rio Elementary School District Community Facilities District, California Special Tax Bonds, Series 2014
3.250% due 09/01/2026	325	330

Riverside County, California Asset Leasing Corp. Revenue Bonds, Series 2012
4.000% due 06/01/2028	250	262
5.000% due 11/01/2026	720	797

Riverside County, California Redevelopment Successor Agency Tax Allocation Notes, (AGM Insured), Series 2015
5.000% due 10/01/2025	300	364

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Riverside County, California Redevelopment Successor Agency Tax Allocation Notes, Series 2017
5.000% due 10/01/2025	$875	$1,050

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2028	750	923

Sacramento, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	200	232

San Luis Water District, California Certificates of Participation Notes, Series 2017
5.000% due 08/01/2022	1,090	1,213

Santa Clara County, California Board of Education Certificates of Participation Notes, Series 2016
5.000% due 04/01/2021	225	241

Santa Cruz County, California Certificates of Participation Notes, Series 2014
5.000% due 08/01/2023	295	337

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (a)	1,525	1,445

Sonoma Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2010
5.000% due 12/01/2030	500	526

Stockton Unified School District, California Certificates of Participation Bonds, Series 2018
5.000% due 02/01/2029	1,575	1,916

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2014
5.000% due 08/01/2028	510	591

Stockton Unified School District, California General Obligation Bonds, (BAM Insured), Series 2016
5.000% due 08/01/2027	1,200	1,452

Stockton Unified School District, California General Obligation Bonds, Series 2016
5.000% due 08/01/2026	1,835	2,207

Stockton Unified School District, California General Obligation Notes, (BAM Insured), Series 2015
5.000% due 08/01/2024	430	504

Travis Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
4.000% due 09/01/2022	375	405

Tulare, California Sewer Revenue Bonds, (AGM Insured), Series 2016
5.000% due 11/15/2028	720	856

Val Verde Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2015
5.000% due 08/01/2026	215	254

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Schedule of Investments PIMCO Gurtin California Municipal Intermediate Value Fund (Cont.)

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Val Verde Unified School District, California General Obligation Notes, (AGM Insured), Series 2016
5.000% due 08/01/2026	$1,000	$1,221

		53,824

ILLINOIS 9.0%

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2025	625	661

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2025	500	552

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2030	1,000	1,125
5.000% due 01/01/2031	2,000	2,233

Grundy & Kendall Counties Consolidated Grade School District No 60-C, Illinois General Obligation Notes, Series 2016
4.000% due 02/01/2021	255	264

University of Illinois Revenue Notes, Series 2018
5.000% due 04/01/2028	625	756

		5,591

KENTUCKY 0.2%

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2016
3.000% due 02/01/2026	125	132

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.4%

Wellsboro Area School District, Pennsylvania General Obligation Notes, (AGM Insured), Series 2016
3.000% due 04/15/2021	$225	$231

Total Municipal Bonds & Notes (Cost $58,677)		59,778

	SHARES
SHORT-TERM INSTRUMENTS 2.6%

MUTUAL FUNDS 2.6%

Fidelity Investments Money Market Government Portfolio, Class I	1,647,265	1,647

Total Short-Term Instruments (Cost $1,647)		1,647

Total Investments in Securities (Cost $60,324)		61,425

Total Investments 98.8% (Cost $60,324)		$61,425

Other Assets and Liabilities, net 1.2%		742

Net Assets 100.0%		$62,167

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security becomes interest bearing at a future date.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$53,824	$0	$53,824
Illinois	0	5,591	0	5,591
Kentucky	0	132	0	132
Pennsylvania	0	231	0	231
Short-Term Instruments
Mutual Funds	1,647	0	0	1,647
Total Investments	$1,647	$59,778	$0	$61,425

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

32	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Gurtin California Municipal Opportunistic Value Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.8%

MUNICIPAL BONDS & NOTES 97.6%

CALIFORNIA 86.6%

Alameda Public Financing Authority, California Revenue Bonds, Series 2010
5.250% due 07/01/2029	$1,160	$1,211

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2016
5.000% due 10/01/2033	4,400	4,765
5.000% due 10/01/2034	2,465	2,673

Arcadia Unified School District, California General Obligation Bonds, Series 2014
5.000% due 06/01/2044	1,190	1,295

Bret Harte Union High School District, California Certificates of Participation Bonds, (AMBAC Insured), Series 2006
4.250% due 09/01/2020	290	291

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
5.000% due 08/15/2023	700	701

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
5.750% due 08/15/2029	500	518

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2010
6.000% due 09/01/2037	4,625	4,907

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2013
5.000% due 01/01/2033	1,000	1,113

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	135	135

California State General Obligation Bonds, (SGI Insured), Series 2002
5.000% due 10/01/2028	5	5

California State General Obligation Bonds, Series 2000
5.750% due 05/01/2030	85	85

California State General Obligation Bonds, Series 2009
6.000% due 04/01/2038	2,270	2,272
6.000% due 11/01/2039	2,650	2,720

California State Public Works Board Revenue Bonds, Series 2010
5.400% due 03/01/2026	500	517

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	4,100	4,504

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.250% due 11/01/2030	$4,100	$4,326

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 08/15/2046	2,175	2,470

Centinela Valley Union High School District, California General Obligation Bonds, Series 2013
5.750% due 08/01/2030	1,000	1,183
5.750% due 08/01/2033	1,910	2,260

Coachella Valley Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 08/01/2037	2,575	2,809

Desert Community College District, California General Obligation Bonds, Series 2018
5.000% due 08/01/2043	3,375	3,778

Dublin Unified School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2034 (a)	2,835	1,099
0.000% due 08/01/2039 (a)	9,325	2,603
0.000% due 08/01/2044 (a)	31,400	6,198

Elk Grove Finance Authority, California Special Tax Bonds, Series 2015
5.000% due 09/01/2038	1,500	1,717

Fairfield, California Certificates of Participation Bonds, (SGI Insured), Series 2007
0.000% due 04/01/2030 (a)	2,000	1,462

Fresno Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2041 (a)	1,600	384

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2040	5,840	6,582
5.000% due 06/01/2045	4,525	5,065

Los Angeles Community Redevelopment Agency, California Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 09/01/2037	1,000	1,002

Los Angeles Department of Airports, California Revenue Bonds, Series 2010
5.000% due 05/15/2040	3,600	3,735

Los Angeles Department of Airports, California Revenue Bonds, Series 2016
5.000% due 05/15/2035	1,000	1,155
5.000% due 05/15/2042	1,330	1,511

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	8,775	9,985

Los Angeles Department of Water, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	4,700	5,139

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO Gurtin California Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.250% due 07/01/2034	$5,050	$5,265

Madera Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2018
5.000% due 09/01/2038	2,250	2,340
5.000% due 09/01/2043	4,165	4,329
5.000% due 09/01/2045	2,500	2,597

Modesto Irrigation District, California Revenue Bonds, (FGIC Insured), Series 2007
2.339% due 09/01/2027 ~	3,185	3,160
2.389% due 09/01/2037 ~	1,600	1,552

Oakland Unified School District/Alameda County, California General Obligation Bonds, Series 2013
6.625% due 08/01/2038	2,650	2,972

Oxnard School District, California General Obligation Bonds, (FGIC Insured), Series 2001
5.750% due 08/01/2030	770	886

Port of Oakland, California Revenue Bonds, Series 2012
5.000% due 05/01/2033	2,500	2,702

Regents of the University of California Medical Center Pooled Revenue Bonds, (FGIC Insured), Series 2007
2.538% due 05/15/2043 ~	5,120	4,562

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,090	2,299

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2016
5.000% due 05/15/2041	3,750	4,291

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (FGIC Insured), Series 2007
2.290% due 12/01/2035 ~	9,525	9,336

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2014
5.000% due 12/01/2044	1,000	1,112

Sacramento County, California Water Financing Authority Revenue Bonds, (FGIC Insured), Series 2007
2.309% due 06/01/2034 ~	2,000	1,917

San Bernardino City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2015
5.000% due 08/01/2040	5,475	6,308

San Bernardino County, California Certificates of Participation Bonds, (FGIC Insured), Series 1996
5.000% due 08/01/2028	1,380	1,409

San Bernardino County, California Certificates of Participation Bonds, Series 1994
4.750% due 08/01/2028	1,275	1,279

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047	$3,230	$3,683

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2012
5.000% due 04/01/2048	5,900	6,407

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.250% due 04/15/2029	1,000	1,109

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2013
5.000% due 05/01/2043	3,420	3,771
5.250% due 05/01/2033	1,520	1,701

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2039	3,865	4,314
5.000% due 05/01/2044	4,640	5,168

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2016
5.000% due 05/01/2041	4,450	5,055

San Mateo Union High School District, California General Obligation Bonds, Series 2011
0.000% due 09/01/2025 (a)	1,000	761

San Ysidro School District, California Certificates of Participation Bonds, (BAM Insured), Series 2017
5.000% due 09/01/2042	1,250	1,365

Solano County, California Community College District General Obligation Bonds, Series 2013
5.000% due 08/01/2043	4,680	5,199

Stockton East Water District, California Certificates of Participation Bonds, (FGIC Insured), Series 2002
0.000% due 04/01/2021 (a)	3,300	2,945
0.000% due 04/01/2025 (a)	2,000	1,402

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2040	1,300	1,534

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2027	775	855

Tulare County, California Board of Education Certificates of Participation Bonds, (BAM Insured), Series 2013
5.375% due 05/01/2033	1,600	1,796

University of California Revenue Bonds, Series 2012
5.000% due 05/15/2042	4,570	4,949

Victor Valley Community College District, California General Obligation Bonds, Series 2009
5.375% due 08/01/2029	250	253

34	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Walnut Energy Center Authority, California Revenue Bonds, Series 2010
5.000% due 01/01/2035	$4,900	$5,016

Wasco Union School District, California General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 08/01/2043	3,740	4,141

		211,915

ILLINOIS 7.4%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2046	1,000	1,099

Chicago Park District, Illinois General Obligation Bonds, Series 2010
5.250% due 01/01/2037	1,795	1,859
5.250% due 01/01/2040	3,895	4,029

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.750% due 01/01/2038	2,050	2,309

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,000	1,101

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2030	1,000	1,088
5.000% due 01/01/2035	1,000	1,075
5.000% due 01/01/2040	2,325	2,481

Chicago Park District, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,755	1,932

Illinois Finance Authority Revenue Bonds, Series 2011
5.625% due 08/15/2031	1,000	1,079

		18,052

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 1.5%

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 08/15/2042	$1,200	$1,297

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2044	2,100	2,333

		3,630

UTAH 2.1%

Utah County, Utah Revenue Bonds, Series 2012
5.000% due 05/15/2043	4,700	4,981

Total Municipal Bonds & Notes (Cost $231,047)		238,578

	SHARES
SHORT-TERM INSTRUMENTS 3.2%

MUTUAL FUNDS 3.2%

Fidelity Investments Money Market Government Portfolio, Class I	7,879,096	7,879

Total Short-Term Instruments (Cost $7,879)		7,879

Total Investments in Securities (Cost $238,926)		246,457

Total Investments 100.8% (Cost $238,926)		$246,457

Other Assets and Liabilities, net (0.8)%		(1,851)

Net Assets 100.0%		$244,606

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO Gurtin California Municipal Opportunistic Value Fund (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$211,915	$0	$211,915
Illinois	0	18,052	0	18,052
Pennsylvania	0	3,630	0	3,630
Utah	0	4,981	0	4,981
Short-Term Instruments
Mutual Funds	7,879	0	0	7,879
Total Investments	$7,879	$238,578	$0	$246,457

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

36	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Gurtin National Municipal Intermediate Value Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.1%

MUNICIPAL BONDS & NOTES 93.8%

CALIFORNIA 0.6%

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (a)	$1,070	$1,014

CONNECTICUT 14.1%

Connecticut Special Tax State Revenue Bonds, Series 2015
5.000% due 08/01/2027	2,325	2,672

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 01/01/2026	3,075	3,601
5.000% due 01/01/2028	1,475	1,764

Connecticut State General Obligation Bonds, Series 2012
4.000% due 09/15/2028	3,190	3,347
5.000% due 09/15/2023	1,000	1,101

Connecticut State General Obligation Bonds, Series 2015
5.000% due 03/15/2028	950	1,088
5.000% due 11/15/2028	195	226

Connecticut State General Obligation Bonds, Series 2016
5.000% due 08/15/2028	1,625	1,906

Connecticut State General Obligation Notes, Series 2016
4.000% due 05/15/2020	600	615
4.000% due 05/15/2025	3,800	4,195

University of Connecticut Revenue Bonds, Series 2016
5.000% due 03/15/2030	2,200	2,516

		23,031

ILLINOIS 21.6%

Champaign County, Illinois Community Unit School District No 116 Urbana General Obligation Notes, Series 2017
4.000% due 01/01/2027	1,195	1,326
4.000% due 01/01/2028	1,245	1,374

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.000% due 01/01/2028	540	590
5.500% due 01/01/2033	2,325	2,585

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,865	2,053
5.000% due 01/01/2027	5,580	6,114
5.000% due 01/01/2028	2,735	2,987

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2031	$1,000	$1,114

Cook County, Illinois Community Consolidated School District No 15 Palatine General Obligation Notes, Series 2016
5.000% due 12/01/2023	235	267

Cook County, Illinois Community High School District No 218 Oak Lawn General Obligation Bonds, Series 2013
4.250% due 12/01/2024	635	697

Cook County, Illinois Community High School District No 218 Oak Lawn General Obligation Notes, Series 2016
4.000% due 12/01/2024	645	708
5.000% due 12/01/2020	725	764
5.000% due 12/01/2022	1,190	1,312
5.000% due 12/01/2023	1,140	1,286

Cook County, Illinois High School District No 209 Proviso Township General Obligation Notes, Series 2017
5.000% due 12/01/2027	1,125	1,327

Cook County, Illinois School District No 111 Burbank General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 12/01/2029	725	776
4.000% due 12/01/2030	1,020	1,079

Cook County, Illinois School District No 111 Burbank General Obligation Notes, (AGM Insured), Series 2016
4.000% due 12/01/2023	535	579
4.000% due 12/01/2025	1,000	1,095

Cook County, Illinois School District No 29 Sunset Ridge Revenue Notes, Series 2016
3.000% due 12/01/2020	240	245

Du Page County, Illinois School District No 33 West Chicago General Obligation Bonds, Series 2015
4.000% due 12/01/2026	825	896

Illinois Finance Authority Revenue Bonds, Series 2013
5.000% due 11/15/2025	500	549

University of Illinois Revenue Bonds, Series 2012
5.000% due 04/01/2026	4,560	4,858

University of Illinois Revenue Bonds, Series 2015
5.000% due 04/01/2030	700	794

		35,375

IOWA 1.7%

Waukee Community School District, Iowa Revenue Notes, Series 2017
4.000% due 06/01/2024	1,220	1,346
4.000% due 06/01/2025	1,270	1,418

		2,764

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO Gurtin National Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KANSAS 0.9%

Kansas Development Finance Authority Revenue Notes, Series 2016
5.000% due 11/01/2020	$1,390	$1,462

KENTUCKY 6.5%

Boone County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 04/01/2025	300	315

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2015
2.000% due 02/01/2022	400	401
3.000% due 02/01/2025	425	448
3.000% due 02/01/2026	630	666

Grant County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 04/01/2024	420	437

Jefferson County, Kentucky School District Finance Corp. Revenue Bonds, Series 2017
5.000% due 08/01/2028	1,000	1,214

Jefferson County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
5.000% due 08/01/2027	1,945	2,371

Kenton County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 02/01/2026	280	291

Madison County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
5.000% due 05/01/2022	775	847
5.000% due 05/01/2023	630	706

Owen County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
4.000% due 04/01/2026	1,270	1,411

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2016
4.000% due 05/01/2027	1,320	1,487

		10,594

LOUISIANA 13.2%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, (BAM Insured), Series 2017
5.000% due 10/01/2021	2,750	2,967
5.000% due 10/01/2022	1,200	1,327
5.000% due 10/01/2024	2,075	2,395
5.000% due 10/01/2027	2,250	2,724

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, Series 2017
5.000% due 10/01/2027	2,550	3,105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Louisiana Public Facilities Authority Revenue Notes, Series 2014
5.000% due 06/01/2022	$1,265	$1,390

Louisiana State General Obligation Bonds, Series 2016
5.000% due 08/01/2029	3,920	4,681

Louisiana State General Obligation Notes, Series 2012
5.000% due 08/01/2021	1,650	1,777

St Martin Parish School Board, Louisiana General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2028	1,080	1,292

		21,658

MICHIGAN 4.9%

Battle Creek School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2028	175	209

Bellevue Community Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2031	1,065	1,246

Central Michigan University Revenue Notes, Series 2016
5.000% due 10/01/2024	350	407

Charles Stewart Mott Community College, Michigan General Obligation Notes, Series 2016
3.000% due 05/01/2024	225	236

Durand Area Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2028	1,215	1,410
5.000% due 05/01/2029	1,225	1,416

L’Anse Creuse Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2025	695	819

Lansing School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2012
5.000% due 05/01/2021	210	224

Oakland University, Michigan Revenue Bonds, Series 2016
5.000% due 03/01/2029	785	922

Paw Paw Public Schools, Michigan General Obligation Bonds, Series 1998
5.000% due 05/01/2021	920	951

Rockford Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2022	200	220

		8,060

MISSOURI 1.7%

Missouri Joint Municipal Electric Utility Commission Revenue Notes, Series 2014
5.000% due 01/01/2024	300	343

38	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Springfield, Missouri Revenue Notes, Series 2016
2.000% due 05/01/2022	$1,095	$1,100
3.000% due 05/01/2023	1,250	1,301

		2,744

NEW JERSEY 1.3%

Essex County, New Jersey Improvement Authority Revenue Bonds, Series 2007
4.750% due 11/01/2032	1,000	1,002

Robbinsville Board of Education, New Jersey General Obligation Bonds, (AGM Insured), Series 2005
5.250% due 01/01/2023	1,000	1,118

		2,120

NEW YORK 0.3%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	400	445

OHIO 1.1%

Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2030	1,100	1,190

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2023	200	219
4.000% due 12/01/2024	200	222

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2025	215	242

		1,873

PENNSYLVANIA 12.5%

Cameron County, Pennsylvania School District General Obligation Notes, Series 2016
2.000% due 09/01/2022	1,025	1,023
3.000% due 09/01/2021	1,060	1,083

Commonwealth Financing Authority, Pennsylvania Revenue Notes, (AGM Insured), Series 2015
5.000% due 06/01/2025	1,500	1,762

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2028	1,095	1,327

Commonwealth of Pennsylvania General Obligation Bonds, Series 2015
5.000% due 03/15/2027	1,825	2,133
5.000% due 08/15/2031	2,000	2,309

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Pennsylvania General Obligation Notes, Series 2013
5.000% due 10/15/2023	$600	$687

Commonwealth of Pennsylvania General Obligation Notes, Series 2015
5.000% due 03/15/2024	1,555	1,793

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 09/15/2026	1,125	1,361

Deer Lakes School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2013
2.625% due 04/01/2025	365	365

East Stroudsburg Area School District, Pennsylvania General Obligation Notes, Series 2015
2.000% due 09/01/2021	1,460	1,464

Erie Parking Authority, Pennsylvania Revenue Notes, Series 2016
4.000% due 09/01/2021	615	642

Hospitals & Higher Education Facilities Authority of Philadelphia, Pennsylvania Revenue Bonds, Series 2011
5.000% due 07/01/2032	525	560

Northern York County, Pennsylvania School District General Obligation Bonds, Series 2017
5.000% due 11/15/2029	1,320	1,446

Pennsylvania Turnpike Commission Revenue Notes, Series 2015
5.000% due 12/01/2025	200	239

South Middleton School District, Pennsylvania General Obligation Bonds, Series 2014
3.000% due 09/01/2026	680	683

Wyalusing Area School District, Pennsylvania General Obligation Notes, (BAM Insured), Series 2016
2.000% due 04/01/2021	430	431

York Suburban School District, Pennsylvania General Obligation Bonds, (BAM Insured), Series 2012
2.250% due 05/01/2023	1,120	1,120

		20,428

RHODE ISLAND 0.6%

Rhode Island Health & Educational Building Corp. Revenue Bonds, Series 2016
5.000% due 09/15/2030	900	1,070

TEXAS 10.9%

Brazoria-Fort Bend County, Texas Municipal Utility District No 1 General Obligation Notes, Series 2016
3.000% due 09/01/2023	845	875

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO Gurtin National Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2014
5.250% due 11/01/2027	$500	$572

Denton County, Texas Fresh Water Supply District No 10 General Obligation Notes, Series 2017
3.000% due 09/01/2024	1,245	1,303

Fort Bend County, Texas Levee Improvement District No 15 General Obligation Notes, Series 2017
1.500% due 09/01/2021	1,750	1,732

Fort Worth, Texas Revenue Bonds, Series 2017
5.000% due 03/01/2031	1,600	1,817

Harris County, Texas Municipal Utility District No 153 General Obligation Notes, (BAM Insured), Series 2016
2.000% due 09/01/2020	1,310	1,317

Harris County, Texas Municipal Utility District No 290 General Obligation Notes, (BAM Insured), Series 2016
2.000% due 09/01/2021	750	751

Harris County, Texas Municipal Utility District No 383 General Obligation Notes, (BAM Insured), Series 2015
2.000% due 09/01/2021	235	236
3.000% due 09/01/2024	235	244

Harris County, Texas Municipal Utility District No 383 General Obligation Notes, Series 2015
3.000% due 09/01/2025	235	244

Harris Montgomery Counties Municipal Utility District No 386, Texas General Obligation Bonds, Series 2017
3.000% due 09/01/2028	1,055	1,097

Harris Montgomery Counties Municipal Utility District No 386, Texas General Obligation Notes, Series 2017
3.000% due 09/01/2026	870	919
3.000% due 09/01/2027	860	900

Houston, Texas General Obligation Bonds, Series 2012
5.000% due 03/01/2024	300	328

League City, Texas General Obligation Bonds, Series 2012
5.000% due 02/15/2030	295	313

Lower Colorado River Authority, Texas Revenue Bonds, Series 2010
5.000% due 05/15/2030	275	284

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2027	900	984

Reagan County, Texas Independent School District General Obligation Bonds, (PSF Insured), Series 2012
3.000% due 02/15/2023	330	330

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2013
5.000% due 08/15/2033	$2,750	$3,055

Travis County Water Control & Improvement District No 17, Texas General Obligation Notes, (BAM Insured), Series 2016
3.000% due 11/01/2025	590	616

		17,917

VERMONT 0.1%

Vermont Housing Finance Agency Revenue Notes, Series 2016
1.950% due 05/01/2023	155	156

WASHINGTON 0.3%

Grant County, Washington Public Utility District No 2 Revenue Notes, Series 2015
5.000% due 01/01/2026	395	465

WEST VIRGINIA 0.4%

West Virginia Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/01/2026	560	612

WISCONSIN 1.1%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2017
5.000% due 04/01/2027	1,500	1,820

Total Municipal Bonds & Notes (Cost $152,103)		153,608

	SHARES
SHORT-TERM INSTRUMENTS 5.3%

MUTUAL FUNDS 5.3%

Fidelity Investments Money Market Government Portfolio, Class I	8,712,265	8,712

Total Short-Term Instruments (Cost $8,712)		8,712

Total Investments in Securities (Cost $160,815)		162,320

Total Investments 99.1% (Cost $160,815)		$162,320

Other Assets and Liabilities, net 0.9%		1,440

Net Assets 100.0%		$163,760

40	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2019

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security becomes interest bearing at a future date.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$1,014	$0	$1,014
Connecticut	0	23,031	0	23,031
Illinois	0	35,375	0	35,375
Iowa	0	2,764	0	2,764
Kansas	0	1,462	0	1,462
Kentucky	0	10,594	0	10,594
Louisiana	0	21,658	0	21,658
Michigan	0	8,060	0	8,060
Missouri	0	2,744	0	2,744
New Jersey	0	2,120	0	2,120
New York	0	445	0	445
Ohio	0	1,873	0	1,873
Pennsylvania	0	20,428	0	20,428
Rhode Island	0	1,070	0	1,070
Texas	0	17,917	0	17,917
Vermont	0	156	0	156
Washington	0	465	0	465
West Virginia	0	612	0	612
Wisconsin	0	1,820	0	1,820
Short-Term Instruments
Mutual Funds	8,712	0	0	8,712
Total Investments	$8,712	$153,608	$0	$162,320

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO Gurtin National Municipal Opportunistic Value Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.3%

MUNICIPAL BONDS & NOTES 95.3%

ALABAMA 0.4%

Water Works Board of the City of Birmingham, Alabama Revenue Bonds, Series 2013
5.000% due 01/01/2043	$1,000	$1,095

CALIFORNIA 6.9%

California Health Facilities Financing Authority Revenue Bonds, Series 2005
5.000% due 04/01/2025	55	55

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	130	130

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	2,875	3,159

Dublin Unified School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2039 (a)	7,475	2,087

Fairfield, California Certificates of Participation Bonds, (SGI Insured), Series 2007
0.000% due 04/01/2030 (a)	1,000	731

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2013
5.000% due 06/01/2029	1,450	1,626

Modesto Irrigation District, California Revenue Bonds, (FGIC Insured), Series 2007
2.339% due 09/01/2027 ~	1,000	992

Natomas Unified School District, California General Obligation Bonds, (FGIC Insured), Series 2007
0.000% due 08/01/2026 (a)	1,000	671
0.000% due 08/01/2027 (a)	1,000	634

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (FGIC Insured), Series 2007
2.290% due 12/01/2035 ~	3,050	2,989

San Bernardino County, California Certificates of Participation Bonds, (FGIC Insured), Series 1996
5.000% due 08/01/2028	660	674

Stockton East Water District, California Certificates of Participation Bonds, (FGIC Insured), Series 2002
0.000% due 04/01/2020 (a)	1,500	1,421
0.000% due 04/01/2026 (a)	2,200	1,451

Victor Valley Community College District, California General Obligation Bonds, Series 2009
5.375% due 08/01/2029	250	253

		16,873

COLORADO 7.0%

Aurora, Colorado Revenue Bonds, Series 2010
5.000% due 12/01/2040	2,000	2,069

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado Department of Transportation State Certificates of Participation Bonds, Series 2016
5.000% due 06/15/2041	$1,350	$1,358

Colorado Health Facilities Authority Revenue Bonds, Series 2010
5.000% due 01/01/2040	4,510	4,605

Regional Transportation District, Colorado Revenue Bonds, Series 2010
5.000% due 11/01/2038	2,500	2,624

University of Colorado Hospital Authority Revenue Bonds, Series 2012
5.000% due 11/15/2042	5,850	6,390

		17,046

CONNECTICUT 7.4%

Connecticut Special Tax State Revenue Bonds, Series 2014
5.000% due 09/01/2034	2,425	2,675

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2036	1,000	1,147
5.000% due 10/01/2037	5,710	6,566
5.000% due 01/01/2038	2,340	2,664
5.000% due 10/01/2038	4,370	5,009

		18,061

DISTRICT OF COLUMBIA 1.6%

Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, Series 2017
5.000% due 10/01/2042	3,475	3,996

FLORIDA 6.2%

Florida’s Turnpike Enterprise Revenue Bonds, Series 2010
5.000% due 07/01/2040	2,000	2,095

Highlands County, Florida Health Facilities Authority Revenue Bonds, Series 2008
6.000% due 11/15/2037	1,600	1,643

Miami Beach, Florida Stormwater Revenue Bonds, Series 2017
5.000% due 09/01/2047	2,500	2,719

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2015
5.000% due 10/01/2038	5,525	6,210

Orlando Utilities Commission, Florida Revenue Bonds, Series 2009
5.000% due 10/01/2033	2,500	2,500

		15,167

42	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 17.7%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2032	$2,465	$2,803
5.000% due 01/01/2046	1,340	1,473

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2016
5.000% due 01/01/2033	1,000	1,148
5.000% due 01/01/2036	2,925	3,330
5.000% due 01/01/2041	5,665	6,376

Chicago Park District, Illinois General Obligation Bonds, Series 2010
5.000% due 01/01/2027	2,000	2,072
5.000% due 01/01/2033	980	1,005

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2029	920	966

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.500% due 01/01/2033	525	584
5.750% due 01/01/2038	3,000	3,379

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2040	1,975	2,108

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2045	3,500	3,888

Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2040	3,230	3,647

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	2,200	2,494

University of Illinois Revenue Bonds, Series 2011
5.125% due 04/01/2036	1,030	1,076

University of Illinois Revenue Bonds, Series 2013
5.000% due 04/01/2026	3,310	3,672

University of Illinois Revenue Bonds, Series 2014
5.000% due 04/01/2039	900	989

Will County, Illinois General Obligation Bonds, Series 2016
5.000% due 11/15/2033	1,000	1,152

Will Grundy Etc Counties Community College District No 525, Illinois General Obligation Bonds, Series 2013
5.250% due 06/01/2036	825	922

		43,084

INDIANA 1.8%

Indiana Finance Authority Revenue Bonds, Series 2008
5.000% due 11/01/2021	2,150	2,185

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indiana Finance Authority Revenue Bonds, Series 2012
5.000% due 05/01/2042	$1,950	$2,118

		4,303

KANSAS 0.4%

Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	55	56

Topeka Public Building Commission, Kansas Revenue Bonds, (FGIC Insured), Series 2007
5.000% due 06/01/2022	1,000	1,023

		1,079

LOUISIANA 2.6%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2013
5.000% due 05/01/2043	3,700	4,067

New Orleans Aviation Board, Louisiana Revenue Bonds, (AGM Insured), Series 2015
5.000% due 01/01/2032	1,000	1,118

New Orleans Aviation Board, Louisiana Revenue Bonds, Series 2015
5.000% due 01/01/2040	1,000	1,100

		6,285

MARYLAND 0.3%

Montgomery County, Maryland Housing Opportunites Commission Revenue Bonds, Series 2005
5.000% due 07/01/2031	625	644

MASSACHUSETTS 0.1%

Massachusetts Housing Finance Agency Revenue Bonds, Series 2010
5.000% due 12/01/2030	370	371

MICHIGAN 2.8%

Lansing Board of Water & Light, Michigan Revenue Bonds, Series 2011
5.000% due 07/01/2037	3,325	3,538

Michigan State Building Authority Revenue Bonds, Series 2011
5.200% due 10/15/2031	550	594

Michigan State University Revenue Bonds, Series 2010
5.000% due 02/15/2044	2,695	2,761

		6,893

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO Gurtin National Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 0.4%

St Louis, Missouri Airport Revenue Bonds, Series 2009
6.625% due 07/01/2034	$1,000	$1,012

NEW YORK 9.2%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2038	2,055	2,253
5.000% due 11/15/2043	5,810	6,284

New York City Water & Sewer System, New York Revenue Bonds, Series 2011
5.375% due 06/15/2043	5,000	5,297

New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	2,200	2,285

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.000% due 10/15/2044	4,250	4,716

Schenectady Metroplex Development Authority, New York Revenue Bonds, (AGM Insured), Series 2014
5.500% due 08/01/2033	1,410	1,610

		22,445

NORTH CAROLINA 2.0%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2013
5.000% due 01/15/2039	4,450	4,833

OHIO 6.7%

American Municipal Power Inc, Ohio Revenue Bonds, Series 2012
5.000% due 02/15/2037	2,950	3,165

Brecksville-Broadview Heights City School District, Ohio General Obligation Bonds, Series 2018
5.000% due 12/01/2045	1,000	1,114

Brunswick City School District, Ohio General Obligation Bonds, Series 2018
5.250% due 12/01/2048	3,000	3,364

Franklin County, Ohio Revenue Bonds, Series 2012
5.000% due 11/01/2042	1,000	1,073

Kent State University, Ohio Revenue Bonds, Series 2012
5.000% due 05/01/2042	3,725	4,018

Ohio University Revenue Bonds, Series 2013
5.000% due 12/01/2043	3,290	3,586

		16,320

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 11.6%

Altoona Area School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 12/01/2039	$2,375	$2,678

Commonwealth of Pennsylvania Certificates of Participation Bonds, Series 2018
5.000% due 07/01/2043	3,200	3,623

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	2,675	2,908

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2039	1,000	1,116
5.000% due 12/01/2044	6,465	7,182

Pennsylvania Turnpike Commission Revenue Bonds, Series 2015
5.000% due 12/01/2040	1,000	1,131
5.000% due 12/01/2045	3,750	4,222

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2041	2,600	2,958

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2042	2,050	2,374

		28,192

SOUTH CAROLINA 2.2%

Florence County, South Carolina Revenue Bonds, Series 2010
5.000% due 11/01/2037	5,075	5,291

TEXAS 3.2%

Boerne School District, Texas General Obligation Bonds, (PSF Insured), Series 2013
5.000% due 02/01/2043	2,500	2,690

Brownsville, Texas General Obligation Bonds, Series 2018
5.000% due 02/15/2043	1,000	1,100

Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2043	1,000	1,041

Harris County, Texas Revenue Bonds, Series 2009
5.000% due 08/15/2038	1,435	1,453

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2037	1,400	1,516

		7,800

UTAH 0.6%

Utah County, Utah Revenue Bonds, Series 2012
5.000% due 05/15/2043	1,375	1,457

44	MUNICIPAL VALUE FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 1.1%

Fairfax County, Virginia Redevelopment & Housing Authority Revenue Bonds, (FHA Insured), Series 2007
4.750% due 04/01/2038	$2,775	$2,784

WASHINGTON 3.1%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, (FGIC Insured), Series 1998
4.750% due 02/01/2028	1,715	1,895

Port of Seattle, Washington Revenue Bonds, Series 2010
5.000% due 06/01/2040	1,000	1,032

Port of Seattle, Washington Revenue Bonds, Series 2017
5.000% due 05/01/2042	4,000	4,574

		7,501

Total Municipal Bonds & Notes (Cost $225,285)		232,532

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.0%

MUTUAL FUNDS 4.0%

Fidelity Investments Money Market Government Portfolio, Class I	9,772,659	$9,773

Total Short-Term Instruments (Cost $9,773)		9,773

Total Investments in Securities (Cost $235,058)		242,305

Total Investments 99.3% (Cost $235,058)		$242,305

Other Assets and Liabilities, net 0.7%		1,621

Net Assets 100.0%		$243,926

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,095	$0	$1,095
California	0	16,873	0	16,873
Colorado	0	17,046	0	17,046
Connecticut	0	18,061	0	18,061
District of Columbia	0	3,996	0	3,996
Florida	0	15,167	0	15,167
Illinois	0	43,084	0	43,084
Indiana	0	4,303	0	4,303
Kansas	0	1,079	0	1,079
Louisiana	0	6,285	0	6,285
Maryland	0	644	0	644
Massachusetts	0	371	0	371

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Schedule of Investments PIMCO Gurtin National Municipal Opportunistic Value Fund (Cont.)

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Michigan	$0	$6,893	$0	$6,893
Missouri	0	1,012	0	1,012
New York	0	22,445	0	22,445
North Carolina	0	4,833	0	4,833
Ohio	0	16,320	0	16,320
Pennsylvania	0	28,192	0	28,192
South Carolina	0	5,291	0	5,291
Texas	0	7,800	0	7,800
Utah	0	1,457	0	1,457
Virginia	0	2,784	0	2,784
Washington	0	7,501	0	7,501
Short-Term Instruments
Mutual Funds	9,773	0	0	9,773
Total Investments	$9,773	$232,532	$0	$242,305

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

46	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Gurtin Fixed Income Management, LLC doing business as Gurtin Municipal Bond Management (“Gurtin”) serves as the sub-adviser for the Funds.

On October 2, 2018, Gurtin and PIMCO announced they had entered into a purchase agreement pursuant to which PIMCO agreed to acquire Gurtin and completed its acquisition of Gurtin on January 2, 2019. On March 15, 2019, each Target Fund (as defined below), each a series of Forum Funds II (each, a “Target Fund”), was reorganized into a series of PIMCO Funds (as defined below, each, an “Acquiring Fund” or “Fund”). The reorganization provides for (i) the transfer of all of the assets of each Target Fund to its corresponding Fund in exchange for Institutional Class shares of the Fund of equal aggregate net asset value, (ii) the assumption by each Fund of the known and existing liabilities of its corresponding Target Fund, (iii) the distribution by each Fund of Institutional Class shares of such Fund to its corresponding Target Fund, and (iv) the subsequent termination, dissolution and complete liquidation of each Target Fund. Prior to the close of business on March 15, 2019, Gurtin served as the Target Funds’ investment adviser. Effective at the close of business on March 15, 2019, each Fund entered into a new investment management agreement with PIMCO, pursuant to which the Funds are advised by PIMCO and sub-advised by Gurtin. As sub-adviser to the Funds, Gurtin is responsible for providing, subject to the supervision of PIMCO, investment advisory services to each Fund. PIMCO is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters. The investment objective, investment strategies, and principal investment risks of each Target Fund and its corresponding Fund are substantially similar.

The Funds have filed with the IRS an automatic approval request to change fiscal year ends from September 30th to March 31st effective March 31, 2019. This transaction was structured to qualify as a tax-free transaction under the Internal Revenue Code. The investment portfolio of each Target Fund was the principal asset acquired by its corresponding Fund. The Target Funds are the accounting survivors of the reorganizations. For financial statement purposes, assets received by each Fund were recorded at fair value, and each Fund recorded the cost of such investments at their historical cost as recorded by its corresponding Target Fund. The cost basis of the investments received from each Target Fund was carried forward to align ongoing reporting of its corresponding

ANNUAL REPORT	MARCH 31, 2019	47

Notes to Financial Statements (Cont.)

Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes. Each Fund had no assets or liabilities prior to the reorganization (amounts in thousands):

Target Fund	Shares transferred	Target Fund net assets at time of reorganization	Acquiring Fund	Shares received	Fund net assets immediately after reorganization

Gurtin California Municipal Intermediate Value Fund	5,941	$60,847	PIMCO Gurtin California Municipal Intermediate Value Fund	5,941	$60,847

Gurtin California Municipal Opportunistic Value Fund	23,915	241,515	PIMCO Gurtin California Municipal Opportunistic Value Fund	23,915	241,515

Gurtin National Municipal Intermediate Value Fund	15,659	159,235	PIMCO Gurtin National Municipal Intermediate Value Fund	15,659	159,235

Gurtin National Municipal Opportunistic Value Fund	23,747	241,307	PIMCO Gurtin National Municipal Opportunistic Value Fund	23,747	241,307

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment

48	MUNICIPAL VALUE FUNDS

March 31, 2019

companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Gurtin California Municipal Intermediate Value Fund	Daily	Monthly

PIMCO Gurtin California Municipal Opportunistic Value Fund	Daily	Monthly

PIMCO Gurtin National Municipal Intermediate Value Fund	Daily	Monthly

PIMCO Gurtin National Municipal Opportunistic Value Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information

ANNUAL REPORT	MARCH 31, 2019	49

Notes to Financial Statements (Cont.)

regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated

50	MUNICIPAL VALUE FUNDS

March 31, 2019

throughout all periods presented in the financial statements. Prior distributions for the years ended September 30, 2018 and September 30, 2017, before these amendments became effective, were presented as follows (amounts in thousands†):

	Gurtin California Municipal Intermediate Value Fund		Gurtin California Municipal Opportunistic Value Fund		Gurtin National Municipal Intermediate Value Fund		Gurtin National Municipal Opportunistic Value Fund

	For the Years Ended September 30,		For the Years Ended September 30,		For the Years Ended September 30,		For the Years Ended September 30,

	2018	2017	2018	2017	2018	2017	2018	2017

Distributions to Shareholders from

Net investment income:

Institutional class	$(1,266)	$(1,105)	$(4,636)	$(3,680)	$(3,804)	$(2,678)	$(3,529)	$(2,290)

Net realized gain:

Institutional class	(75)	(1)	(53)	(306)	(0)	(34)	(38)	(209)

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(1,341)	$(1,106)	$(4,689)	$(3,986)	$(3,804)	$(2,712)	$(3,567)	$(2,499)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity

ANNUAL REPORT	MARCH 31, 2019	51

Notes to Financial Statements (Cont.)

options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated

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in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

Upon the transfer of assets from the Target Funds to the Funds as part of the March 15, 2019 reorganization described above, the net assets of each Fund increased compared to the applicable Target Fund’s net assets due to minor differences in the valuation methodologies of the Funds and Target Funds. No shareholder interests were diluted as a result of the increase in net assets upon the reorganization.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

ANNUAL REPORT	MARCH 31, 2019	53

Notes to Financial Statements (Cont.)

methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

Line of Credit  Prior to the close of business on March 15, 2019, the Target Funds participated in a committed $14,000,000 unsecured line of credit agreement with MUFG Union Bank, N.A.. The Target Funds may have temporarily borrowed from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Target Fund based on its borrowings at an amount above the LIBOR rate. During the period ended March 31, 2019, the Target Funds had no outstanding balances pursuant to this line of credit. Effective beginning at the close of business on March 15, 2019 the line of credit agreement was terminated.

6. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

Risks

New/Small Fund	X	—	—	—

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Issuer	X	X	X	X

Liquidity	X	X	X	X

Income	X	X	X	X

Extension	X	X	X	X

Prepayment	X	X	X	X

When-issued	X	X	X	X

Issuer Non-Diversification	X	X	X	X

Management	X	X	X	X

Municipal Instruments	X	X	X	X

California and Single State Municipal Securities	X	X	—	—

Single State Municipal Securities	—	—	X	X

Municipal Project-Specific	X	X	X	X

Floating Rate Securities	X	X	X	X

Tax-Exempt Status	X	X	X	X

Taxation	X	X	X	X

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	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

U.S. Treasury and Agency Securities	X	X	X	X

General Obligation Bond	X	X	X	X

Lease Revenue Bond	X	X	X	X

Revenue Bond	X	X	X	X

Zero Coupon Bond	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller fund’s performance may not represent how a fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

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Notes to Financial Statements (Cont.)

Income Risk  is the risk that when interest rates fall, a Fund’s income may decline. This decline can occur because a Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Extension Risk  is the risk that if interest rates rise, prepayments of principal on certain callable fixed-income securities may occur less quickly and, as a result, the expected receipt of principal on such callable fixed-income securities could lengthen. Because payments are made later than expected, a Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing rate.

Prepayment Risk  is the risk that prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities’ effective maturity, reduce a Fund’s return and cause the Fund to reinvest in lower yielding securities.

When-Issued Securities Risk  is the risks related to municipal securities issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, a Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by Gurtin will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Gurtin and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Instruments Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal instruments to pay interest or repay principal.

California and Single State Municipal Securities Risk  is the risk that because a Fund invests primarily in California Municipal Bonds but may invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California, it is more exposed to the impact of legislative, tax, and political changes within those states than a fund that invests more widely.

Single State Municipal Securities Risk  is the risk that because a Fund may invest a significant portion of its assets in municipal securities of a particular state, it may be more exposed to the impact of legislative, tax, and political changes within that state than a fund that invests more widely.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of

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similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Floating Rate Securities Risk  is the risk of investing in floating rate notes, which generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate (“LIBOR”), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

Tax-Exempt Status Risk  is the risk that reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability.

Taxation Risk  is the risk that to the extent that a Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes. Although the Fund seek to invest primarily in securities that are not subject to regular federal income tax, a Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax.

U.S. Treasury and Agency Securities Risk  is the risk of investing in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities, which may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

General Obligation Bond Risk  is the risk of investing in general obligation bonds, which are generally secured by the obligor’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors.

Lease Revenue Bond Risk  is the risk of investing in lease revenue bonds and other municipal lease obligations, which may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

Revenue Bond Risk  is the risk of investing in revenue bonds, which are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which a Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds.

Zero Coupon Bond Risk  is the risk of investing in zero coupon bonds, in which the market prices are more volatile than the market prices of securities that pay interest on a regular basis. Since a Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

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Notes to Financial Statements (Cont.)

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

Effective at the close of business on March 15, 2019, each Fund entered into a new investment advisory contract with PIMCO, pursuant to which the Funds are advised by PIMCO and sub-advised by Gurtin. Prior to the close of business on March 15, 2019, Gurtin served as the investment advisor to each Target Fund and received annual fees, payable monthly, at the annual rates shown in the table in note (b) below. Advisory fees, as applicable, paid to Gurtin prior to the close of business on March 15, 2019, are disclosed on the Statements of Operations.

PIMCO, not the Funds, pays Gurtin a sub-advisory fee from PIMCO’s own resources. The sub-advisory fee is not an expense paid by the Funds. PIMCO pays Gurtin a sub-advisory fee of 0.17% based on the average daily net assets of PIMCO Gurtin California Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Intermediate Value Fund. PIMCO pays Gurtin a sub-advisory fee of 0.23% based on the average daily net assets of PIMCO Gurtin California Municipal Opportunistic Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Prior to the close of business on March 15, 2019, in addition to the advisory fee paid to Gurtin, as described above, each Target Fund directly had borne expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services the Funds require. Effective beginning at the close of business on March 15, 2019, PIMCO (and not the Funds) bears such expenses with respect to each Fund pursuant to the supervision and administration agreement.

The Investment Advisory Fees and Supervisory and Administrative Fees for the Institutional Class, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to the Institutional Class):

Fund Name	Investment Advisory Fee	Supervisory and Administrative Fee
PIMCO Gurtin California Municipal Intermediate Value Fund	0.30%(1)(3)	0.20%
PIMCO Gurtin California Municipal Opportunistic Value Fund	0.40%(2)(4)	0.23%
PIMCO Gurtin National Municipal Intermediate Value Fund	0.30%(1)(3)	0.20%

PIMCO Gurtin National Municipal Opportunistic Value Fund	0.40%(2)(4)	0.23%

(1)	PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee by 0.11% of the average daily net assets of the Fund.

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(2)	PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee by 0.03% of the average daily net assets of the Fund.
(3)	Effective prior to the close of business on March 15, 2019, the Target Fund’s investment advisory fee was 0.35% of the average daily net assets of the Fund.
(4)	Effective prior to the close of business on March 15, 2019, the Target Fund’s investment advisory fee was 0.45% of the average daily net assets of the Fund.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; and (v) extraordinary expense, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee for each Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term. PIMCO may not recoup these waivers in future periods. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Prior to the close of business on March 15, 2019, Gurtin contractually agreed to waive its fee and/or reimburse Target Fund expenses to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding all taxes, interest, portfolio transaction expenses, proxy expenses and extraordinary expenses) to 0.60% of average daily net assets of each of the Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund’s Institutional Class, and to 0.39% of average daily net assets of each of the Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund’s Institutional Class. Prior to the reorganization, Gurtin could have been reimbursed by each Target

ANNUAL REPORT	MARCH 31, 2019	61

Notes to Financial Statements (Cont.)

Fund for fees waived and expenses reimbursed by Gurtin pursuant to the expense cap if such payment was made within three years of the fee waiver or expense reimbursement, and did not cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Fees recouped by Gurtin, if any, are disclosed on each Fund’s Statement of Operations. Because the reorganization was effected, no recoupment by Gurtin after the reorganization will be sought with respect to amounts waived by Gurtin pursuant to the expense cap prior to the reorganization.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

62	MUNICIPAL VALUE FUNDS

March 31, 2019

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Gurtin California Municipal Intermediate Value Fund	$0	$0	$5,285	$9,124
PIMCO Gurtin California Municipal Opportunistic Value Fund	0	0	46,776	34,247
PIMCO Gurtin National Municipal Intermediate Value Fund	0	0	2,939	14,906
PIMCO Gurtin National Municipal Opportunistic Value Fund	0	0	72,947	38,341

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Gurtin California Municipal Intermediate Value Fund

(Amounts in thousands†)	Period from October 1, 2018 to March 31, 2019(a)(b)		Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	483	$4,877	1,972	$19,801	3,749	$37,507

Issued as reinvestment of distributions

Institutional Class	50	509	132	1,329	110	1,101

Cost of shares redeemed

Institutional Class	(944)	(9,399)	(3,809)	(38,191)	(1,736)	(17,283)

Net increase (decrease) resulting from Fund share transactions	(411)	$(4,013)	(1,705)	$(17,061)	2,123	$21,325

	PIMCO Gurtin California Municipal Opportunistic Value Fund

(Amounts in thousands†)	Period from October 1, 2018 to March 31, 2019(a)(b)		Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	4,566	$45,780	8,045	$80,902	2,567	$25,553

Issued as reinvestment of distributions

Institutional Class	289	2,908	438	4,400	375	3,768

Cost of shares redeemed

Institutional Class	(3,777)	(37,778)	(4,162)	(41,843)	(2,907)	(29,174)

Net increase (decrease) resulting from Fund share transactions	1,078	$10,910	4,321	$43,459	35	$147

ANNUAL REPORT	MARCH 31, 2019	63

Notes to Financial Statements (Cont.)

	PIMCO Gurtin National Municipal Intermediate Value Fund

(Amounts in thousands†)	Period from October 1, 2018 to March 31, 2019(a)(b)		Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	1,793	$18,075	5,929	$59,252	8,142	$81,815

Issued as reinvestment of distributions

Institutional Class	141	1,418	357	3,560	250	2,508

Cost of shares redeemed

Institutional Class	(2,598)	(25,777)	(10,815)	(107,624)	(1,810)	(18,102)

Net increase (decrease) resulting from Fund share transactions	(664)	$(6,284)	(4,529)	$(44,812)	6,582	$66,221

	PIMCO Gurtin National Municipal Opportunistic Value Fund

(Amounts in thousands†)	Period from October 1, 2018 to March 31, 2019(a)(b)		Year Ended September 30, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	5,530	$55,565	11,264	$113,198	3,637	$36,523

Issued as reinvestment of distributions

Institutional Class	294	2,966	336	3,376	232	2,326

Cost of shares redeemed

Institutional Class	(2,730)	(27,367)	(3,212)	(32,308)	(2,276)	(22,793)

Net increase (decrease) resulting from Fund share transactions	3,094	$31,164	8,388	$84,266	1,593	$16,056

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund; the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund; and the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(b)	Fiscal year end changed from September 30th to March 31st.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

64	MUNICIPAL VALUE FUNDS

March 31, 2019

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral- Capital(5)	Qualified Late-Year Loss Deferral- Ordinary(6)
PIMCO Gurtin California Municipal Intermediate Value Fund	$1	$0	$0	$1,101	$(1)	$(317)	$0	$0
PIMCO Gurtin California Municipal Opportunistic Value Fund	40	0	0	7,517	(38)	(69)	0	0
PIMCO Gurtin National Municipal Intermediate Value Fund	10	0	0	1,505	(10)	(1,371)	0	0
PIMCO Gurtin National Municipal Opportunistic Value Fund	27	0	0	7,247	(27)	0	(34)	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America mainly for distributions payable at fiscal year end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	MARCH 31, 2019	65

Notes to Financial Statements (Cont.)

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO Gurtin California Municipal Intermediate Value Fund	$28	$289
PIMCO Gurtin California Municipal Opportunistic Value Fund	69	0
PIMCO Gurtin National Municipal Intermediate Value Fund	693	678
PIMCO Gurtin National Municipal Opportunistic Value Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PIMCO Gurtin California Municipal Intermediate Value Fund	$60,323	$1,172	$(70)	$1,102
PIMCO Gurtin California Municipal Opportunistic Value Fund	238,939	8,091	(573)	7,518
PIMCO Gurtin National Municipal Intermediate Value Fund	160,816	1,981	(477)	1,504
PIMCO Gurtin National Municipal Opportunistic Value Fund	235,057	7,389	(141)	7,248

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

66	MUNICIPAL VALUE FUNDS

March 31, 2019

For the fiscal years ended March 31, 2019 and September 30, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2019
	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Gurtin California Municipal Intermediate Value Fund	$501	$12	$0	$0
PIMCO Gurtin California Municipal Opportunistic Value Fund	2,955	107	49	0
PIMCO Gurtin National Municipal Intermediate Value Fund	1,500	27	0	0
PIMCO Gurtin National Municipal Opportunistic Value Fund	2,924	111	99	0

	September 30, 2018
	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Gurtin California Municipal Intermediate Value Fund	$1,248	$92	$1	$0
PIMCO Gurtin California Municipal Opportunistic Value Fund	4,474	162	53	0
PIMCO Gurtin National Municipal Intermediate Value Fund	3,753	51	0	0
PIMCO Gurtin National Municipal Opportunistic Value Fund	3,385	144	38	0

	September 30, 2017
	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Gurtin California Municipal Intermediate Value Fund	$1,094	$12	$0	$0
PIMCO Gurtin California Municipal Opportunistic Value Fund	3,546	440	0	0
PIMCO Gurtin National Municipal Intermediate Value Fund	2,651	61	0	0
PIMCO Gurtin National Municipal Opportunistic Value Fund	2,224	273	2	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund (four of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 1, 2018 through March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for the period October 1, 2018 through March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for each of the years ended on or prior to September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the statements of operations and changes in net assets, and the financial highlights) were audited by other auditors whose report dated November 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

68	MUNICIPAL VALUE FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration
AMBAC	American Municipal Bond Assurance Corp.	PSF	Public School Fund
BAM	Build America Mutual Assurance	Q-SBLF	Qualified School Bond Loan Fund
CM	California Mortgage Insurance	SGI	Syncora Guarantee, Inc.
FGIC	Financial Guaranty Insurance Co.

ANNUAL REPORT	MARCH 31, 2019	69

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Gurtin California Municipal Intermediate Value Fund	0.00%	0.00%	$513	$0
PIMCO Gurtin California Municipal Opportunistic Value Fund	0.00%	0.00%	3,062	0
PIMCO Gurtin National Municipal Intermediate Value Fund	0.00%	0.00%	1,527	0
PIMCO Gurtin National Municipal Opportunistic Value Fund	0.00%	0.00%	3,034	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

70	MUNICIPAL VALUE FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2019	71

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

72	MUNICIPAL VALUE FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	73

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

74	MUNICIPAL VALUE FUNDS

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to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	75

Approval of Investment Advisory Contract and Other Agreements

Approval of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement and Sub-Advisory Agreement for PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund

At a meeting held on November 5-6, 2018, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved, for an initial two-year term, the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”); the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO; and the Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Gurtin Fixed Income Management, LLC (“Gurtin”) and PIMCO, on behalf of the Funds. The Investment Advisory Contract, Supervision and Administration Agreement and Sub-Advisory Agreement are collectively referred to herein as the “Agreements.”

The Board received materials describing the Funds and proposed transactions, pursuant to which four new series of the Trust would be created in order to adopt four funds from the Gurtin fund complex (each a “Target Fund” and collectively, the “Target Funds”) (the “Reorganizations”). In connection with the Reorganizations, which were subject to the approval of the Target Funds’ shareholders, each Fund would acquire the assets and liabilities of its corresponding Target Fund in exchange for shares of the Fund. Following the Reorganizations each Target Fund would liquidate and shareholders of each Target Fund would become a shareholder of the corresponding Fund.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO and Gurtin to the Funds in connection with the November 5-6, 2018 meeting. The Trustees also considered information it had received from PIMCO in connection with the August 20-21, 2018 meeting at which the Trustees considered the renewal of the Investment Advisory Contract between PIMCO and the existing series of the Trust. The Board reviewed information relating to proposed Fund operations, including shareholder services, valuation, distribution, custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO and Gurtin. The Board considered that the Target Funds were expected to be acquired by the Funds pursuant to the Reorganizations. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to advisory and supervisory and administrative fees and expenses, financial information for PIMCO and Gurtin, information regarding

76	MUNICIPAL VALUE FUNDS

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the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds and information about the fees charged and services provided to other clients with similar investment mandates as the Funds. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the approval of the Agreements.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics, which included, among other things, comparative fee data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees. In connection with its review of the Agreements the Board received comparative information on the fees and expenses of other peer group funds. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. The Board met both as a full Board and in a separate session of the Independent Trustees, without management present. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the approval of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Gurtin, their Personnel and Resources:  The Board considered the depth and quality of PIMCO and PIMCO’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO proposes to provide under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Investment Advisory Contract and Supervisory and Administration Agreement. Further, the Board considered PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’

ANNUAL REPORT	MARCH 31, 2019	77

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to other funds in the Trust and has allowed PIMCO to introduce innovative new funds over time.

Similarly, the Board considered the sub-advisory services to be provided by Gurtin and PIMCO’s oversight of Gurtin. The Board also considered the depth and quality of Gurtin’s investment management and research capabilities as well as the experience and capabilities of its portfolio management personnel.

Ultimately, the Board concluded that the nature, extent and quality of services to be provided or procured by PIMCO under the Investment Advisory Contract as well as the services to be provided by Gurtin under the Sub-Advisory Agreement are likely to benefit the Funds and their shareholders.

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the Funds under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Funds will pay for the supervisory and administrative services they require under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO will provide or procure certain supervisory and administrative services and bear the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, sub-accounting/sub-transfer agency, legal and printing costs. The Board noted that, under the Supervision and Administration Agreement, the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO continue to increase with regard to other funds in the Trust. The Board considered PIMCO’s provision of supervisory and administrative services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers provide a high level of service relative to alternatives available in the market.

The Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Supervision and Administration Agreement are likely to benefit the Funds and their shareholders.

3. Investment Performance

As the Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information with respect to the Funds. The Board did receive and consider information about the performance of the Target Funds.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered PIMCO’s general pricing philosophy to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the Funds, it considered a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the provision of services and the fee structure of each Fund’s corresponding Target Fund.

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The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the fees and expenses of other similar funds, including other municipal funds managed by PIMCO and each Fund’s corresponding Target Fund. The Board also reviewed information relating to the proposed sub-advisory fees to be paid to Gurtin with respect to the Funds, taking into account that PIMCO will compensate Gurtin from the advisory fees to be paid by the Funds to PIMCO. With respect to advisory fees, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that the advisory fee and/or the total expense ratio for the Funds was above the Peer Group median or average; however, the Board considered that PIMCO does not believe that the Funds’ Peer Groups provide an appropriate comparison. The Board considered PIMCO’s proposal to waive a portion of each Fund’s advisory fee for an initial term through July 31, 2021. The Board also compared the Funds’ total expenses to other funds in the “Expense Group” provided by Broadridge and found the Funds’ total expenses to be reasonable. The Board also reviewed data comparing the advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with similar investment strategies and found them to be reasonable in comparison.

The Board also considered the Funds’ proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge. The Board considered the Trust’s unified fee, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO proposes to provide or procure supervisory and administrative services and bear the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, sub-accounting/sub-transfer agency, legal and printing costs. The Board considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to portfolio fees that are fixed over the contract period, rather than variable. The Board concluded that the Funds’ proposed supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services to be provided, and that the expenses to be contractually assumed by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses that would be beneficial to the Funds and their shareholders. The Board noted that, although the unified fee does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of fees for the Funds at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. The Board also considered that the unified fee is a transparent means of informing shareholders of the Funds of the fees associated with the Funds, and that the Funds bear certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee. The Board noted that the Funds would be covered by an Expense Limitation Agreement that is designed to cap organizational expenses and trustee fees.

Based on the information presented by PIMCO and Broadridge, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the Funds, are reasonable and approval of the Investment Advisory Contract and the Supervision and Administration Agreement would benefit shareholders of the Funds.

ANNUAL REPORT	MARCH 31, 2019	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

5. Adviser Costs, Level of Profits and Economies of Scale

As the Funds had not yet commenced operations at the time the Agreements were considered, information regarding PIMCO’s costs in providing services to the Funds and the profitability of PIMCO’s relationship with the Funds was not available. The Board reviewed information regarding the portion of each Fund’s advisory fee to be retained by PIMCO following the payment of sub-advisory fees to Gurtin.

The Trustees considered that the unified fee provides inherent economies of scale because the Funds’ unified fee would remain fixed even if the Funds’ assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ proposed unified fee, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive. The Trustees noted that, by pricing the Funds to scale at inception instead of instituting breakpoints, PIMCO is effectively sharing economies of scale with shareholders before it realizes such benefits.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the Funds and their shareholders. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the Funds by PIMCO and Gurtin supported the approval of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements were fair and reasonable to the Funds and their shareholders, and that the Funds’ shareholders would receive reasonable value in return for the fees that would be paid to PIMCO by the Funds under the Investment Advisory Contract and the Supervision and Administration Agreement and the fees that would be paid to Gurtin by PIMCO under the Sub-Advisory Agreement, and that the approval of the Agreements was in the best interests of the Funds and their shareholders.

80	MUNICIPAL VALUE FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Gurtin Fixed Income Management, LLC

440 Stevens Avenue, Suite 260

Solana Beach, CA 92075

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3027AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

PIMCO Real Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO REAL RETURN FUND

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the PIMCO Real Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out

4	PIMCO REAL RETURN FUND

the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, 1-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/27/18	04/28/00	01/29/97	01/29/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the PIMCO Real Return Fund (Cont.)

the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO REAL RETURN FUND

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ANNUAL REPORT	MARCH 31, 2019	7

PIMCO Real Return Fund

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	2.54%	1.74%	4.08%	5.63%
PIMCO Real Return Fund I-2	2.44%	1.64%	3.97%	5.54%
PIMCO Real Return Fund I-3	2.39%	1.59%	3.92%	5.48%
PIMCO Real Return Fund Administrative Class	2.28%	1.49%	3.82%	5.36%
PIMCO Real Return Fund Class A	2.13%	1.34%	3.65%	5.18%
PIMCO Real Return Fund Class A (adjusted)	(1.70)%	0.57%	3.34%	5.04%
PIMCO Real Return Fund Class C	1.62%	0.83%	3.14%	4.66%
PIMCO Real Return Fund Class C (adjusted)	0.62%	0.83%	3.14%	4.66%
PIMCO Real Return Fund Class R	1.88%	1.08%	3.39%	4.91%
Bloomberg Barclays U.S. TIPS Index	2.70%	1.94%	3.41%	5.14%
Lipper Inflation-Protected Bond Funds Average	2.04%	1.16%	2.79%	4.25%	♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.88% for Institutional Class shares, 0.98% for I-2 shares, 1.08% for I-3 shares, 1.13% for Administrative Class shares, 1.28% for Class A shares, 1.78% for Class C shares, and 1.53% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	I-2 - PRLPX	I-3 - PRNPX	Administrative Class - PARRX
Class A - PRTNX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	68.4%
U.S. Government Agencies	13.3%
Sovereign Issues	7.6%
Asset-Backed Securities	4.3%
Corporate Bonds & Notes	4.1%
Non-Agency Mortgage-Backed Securities	2.1%
Short-Term Instruments‡	0.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns over the reporting period.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields moved lower.

»	Exposure to residential mortgage-backed securities contributed to relative performance, as these securities posted positive returns.
»	Overweight exposure to German nominal duration contributed to relative performance, as German nominal yields moved lower.

»	Underweight exposure to U.S. nominal duration detracted from relative performance, as U.S. nominal yields moved lower.

»	Underweight exposure to U.K. nominal duration detracted from relative performance, as U.K. nominal yields moved lower.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Example PIMCO Real Return Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,025.80	$4.24	$1,000.00	$1,020.74	$4.23	0.84%
I-2	1,000.00	1,025.30	4.75	1,000.00	1,020.24	4.73	0.94
I-3	1,000.00	1,025.10	5.00	1,000.00	1,020.00	4.99	0.99
Administrative Class	1,000.00	1,024.50	5.50	1,000.00	1,019.50	5.49	1.09
Class A	1,000.00	1,023.80	6.26	1,000.00	1,018.75	6.24	1.24
Class C	1,000.00	1,021.20	8.77	1,000.00	1,016.26	8.75	1.74
Class R	1,000.00	1,022.50	7.51	1,000.00	1,017.50	7.49	1.49

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO REAL RETURN FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	11

Financial Highlights PIMCO Real Return Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2019	$10.90	$0.23	$0.04	$0.27	$(0.26)	$0.00	$0.00	$(0.26)

03/31/2018	11.06	0.28	(0.17)	0.11	(0.27)	0.00	0.00	(0.27)

03/31/2017	10.92	0.35	(0.05)	0.30	(0.16)	0.00	0.00	(0.16)

03/31/2016	11.06	0.23	(0.26)	(0.03)	(0.04)	0.00	(0.07)	(0.11)

03/31/2015	11.18	0.05	0.25	0.30	(0.42)	(0.00)	0.00	(0.42)

I-2

03/31/2019	10.90	0.24	0.02	0.26	(0.25)	0.00	0.00	(0.25)

03/31/2018	11.06	0.27	(0.17)	0.10	(0.26)	0.00	0.00	(0.26)

03/31/2017	10.92	0.36	(0.07)	0.29	(0.15)	0.00	0.00	(0.15)

03/31/2016	11.06	0.21	(0.26)	(0.05)	(0.03)	0.00	(0.06)	(0.09)

03/31/2015	11.18	(0.00)	0.29	0.29	(0.41)	(0.00)	0.00	(0.41)

I-3

04/27/2018 - 03/31/2019	10.84	0.00	0.27	0.27	(0.20)	0.00	0.00	(0.20)

Administrative Class

03/31/2019	10.90	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)

03/31/2018	11.06	0.26	(0.18)	0.08	(0.24)	0.00	0.00	(0.24)

03/31/2017	10.92	0.34	(0.07)	0.27	(0.13)	0.00	0.00	(0.13)

03/31/2016	11.06	0.20	(0.26)	(0.06)	(0.03)	0.00	(0.05)	(0.08)

03/31/2015	11.18	0.03	0.24	0.27	(0.39)	(0.00)	0.00	(0.39)

Class A

03/31/2019	10.90	0.19	0.04	0.23	(0.22)	0.00	0.00	(0.22)

03/31/2018	11.06	0.24	(0.18)	0.06	(0.22)	0.00	0.00	(0.22)

03/31/2017	10.92	0.32	(0.06)	0.26	(0.12)	0.00	0.00	(0.12)

03/31/2016	11.06	0.18	(0.26)	(0.08)	(0.02)	0.00	(0.04)	(0.06)

03/31/2015	11.18	0.04	0.22	0.26	(0.38)	(0.00)	0.00	(0.38)

Class C

03/31/2019	10.90	0.15	0.02	0.17	(0.16)	0.00	0.00	(0.16)

03/31/2018	11.06	0.19	(0.18)	0.01	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.92	0.27	(0.07)	0.20	(0.06)	0.00	0.00	(0.06)

03/31/2016	11.06	0.13	(0.26)	(0.13)	(0.00)	0.00	(0.01)	(0.01)

03/31/2015	11.18	(0.02)	0.22	0.20	(0.32)	(0.00)	0.00	(0.32)

12	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.91	2.54%	$5,517,445	0.98%		0.98%		0.45%		0.45%		2.12%	254%

10.90	0.97	5,897,511	0.88		0.88		0.45		0.45		2.57	165

11.06	2.77	6,244,022	0.64		0.64		0.45		0.45		3.19	168

10.92	(0.30)	5,567,545	0.58		0.58		0.45		0.45		2.15	102

11.06	2.77	6,944,302	0.50		0.50		0.45		0.45		0.40	117

10.91	2.44	974,012	1.08		1.08		0.55		0.55		2.26	254

10.90	0.87	1,526,955	0.98		0.98		0.55		0.55		2.47	165

11.06	2.67	1,314,546	0.74		0.74		0.55		0.55		3.21	168

10.92	(0.40)	737,538	0.68		0.68		0.55		0.55		1.96	102

11.06	2.67	836,420	0.60		0.60		0.55		0.55		0.01	117

10.91	2.52	547,619	1.13	*	1.18	*	0.60	*	0.65	*	(0.02)*	254

10.91	2.28	326,112	1.23		1.23		0.70		0.70		2.02	254

10.90	0.72	467,089	1.13		1.13		0.70		0.70		2.34	165

11.06	2.51	566,810	0.89		0.89		0.70		0.70		3.05	168

10.92	(0.55)	644,290	0.83		0.83		0.70		0.70		1.86	102

11.06	2.51	936,651	0.75		0.75		0.70		0.70		0.29	117

10.91	2.13	1,925,170	1.38		1.38		0.85		0.85		1.78	254

10.90	0.57	2,270,060	1.28		1.28		0.85		0.85		2.20	165

11.06	2.36	1,735,196	1.04		1.04		0.85		0.85		2.89	168

10.92	(0.69)	1,914,434	0.98		0.98		0.85		0.85		1.68	102

11.06	2.36	2,227,419	0.90		0.90		0.85		0.85		0.32	117

10.91	1.62	247,192	1.88		1.88		1.35		1.35		1.36	254

10.90	0.07	365,067	1.78		1.78		1.35		1.35		1.70	165

11.06	1.85	700,614	1.54		1.54		1.35		1.35		2.39	168

10.92	(1.19)	826,925	1.48		1.48		1.35		1.35		1.25	102

11.06	1.85	1,081,034	1.40		1.40		1.35		1.35		(0.19)	117

ANNUAL REPORT	MARCH 31, 2019	13

Financial Highlights PIMCO Real Return Fund (cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2019	$10.90	$0.16	$0.04	$0.20	$(0.19)	$0.00	$0.00	$(0.19)

03/31/2018	11.06	0.21	(0.17)	0.04	(0.20)	0.00	0.00	(0.20)

03/31/2017	10.92	0.29	(0.06)	0.23	(0.09)	0.00	0.00	(0.09)

03/31/2016	11.06	0.15	(0.25)	(0.10)	(0.02)	0.00	(0.02)	(0.04)

03/31/2015	11.18	(0.03)	0.26	0.23	(0.35)	(0.00)	0.00	(0.35)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.91	1.88%	$241,378	1.63%	1.63%	1.10%	1.10%	1.52%	254%

10.90	0.32	281,230	1.53	1.53	1.10	1.10	1.93	165

11.06	2.10	316,281	1.29	1.29	1.10	1.10	2.62	168

10.92	(0.94)	336,691	1.23	1.23	1.10	1.10	1.42	102

11.06	2.11	390,425	1.15	1.15	1.10	1.10	(0.22)	117

ANNUAL REPORT	MARCH 31, 2019	15

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$11,470,775
Investments in Affiliates	14,834

Financial Derivative Instruments
Exchange-traded or centrally cleared	12,576
Over the counter	57,185
Deposits with counterparty	20,500
Foreign currency, at value	14,476
Receivable for investments sold	8,905
Receivable for investments sold on a delayed-delivery basis	2,351
Receivable for TBA investments sold	1,810,714
Receivable for Fund shares sold	15,508
Interest and/or dividends receivable	44,425
Dividends receivable from Affiliates	74
Reimbursement receivable from PIMCO	23

Total Assets	13,472,346

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$213,928
Payable for sale-buyback transactions	45,672
Payable for short sales	296,712

Financial Derivative Instruments
Exchange-traded or centrally cleared	9,603
Over the counter	35,416
Payable for investments purchased	58,996
Payable for investments in Affiliates purchased	74
Payable for TBA investments purchased	2,934,184
Deposits from counterparty	52,199
Payable for Fund shares redeemed	29,114
Distributions payable	359
Overdraft due to custodian	12,227
Accrued investment advisory fees	2,059
Accrued supervisory and administrative fees	2,127
Accrued distribution fees	228
Accrued servicing fees	511
Other liabilities	9

Total Liabilities	3,693,418

Net Assets	$9,778,928

Net Assets Consist of:

Paid in capital	$10,173,036
Distributable earnings (accumulated loss)	(394,108)

Net Assets	$9,778,928

Cost of investments in securities	$11,312,146
Cost of investments in Affiliates	$14,834
Cost of foreign currency held	$14,628
Proceeds received on short sales	$295,461
Cost or premiums of financial derivative instruments, net	$(15,434)

* Includes repurchase agreements of:	$1,303

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2019

Net Assets:

Institutional Class	$5,517,445
I-2	974,012
I-3	547,619
Administrative Class	326,112
Class A	1,925,170
Class C	247,192
Class R	241,378

Shares Issued and Outstanding:

Institutional Class	505,636
I-2	89,261
I-3	50,183
Administrative Class	29,886
Class A	176,429
Class C	22,653
Class R	22,121

Net Asset Value Per Share Outstanding:

Institutional Class	$10.91
I-2	10.91
I-3	10.91
Administrative Class	10.91
Class A	10.91
Class C	10.91
Class R	10.91

ANNUAL REPORT	MARCH 31, 2019	17

Statement of Operations PIMCO Real Return Fund

Year Ended March 31, 2019
(Amounts in thousands†)

Investment Income:

Interest	$314,733
Dividends	141
Dividends from Investments in Affiliates	1,725
Total Income	316,599

Expenses:

Investment advisory fees	25,375
Supervisory and administrative fees	25,984
Distribution and/or servicing fees - Administrative Class	1,056
Distribution fees - Class C	1,513
Distribution fees - Class R	646
Servicing fees - Class A	5,192
Servicing fees - Class C	757
Servicing fees - Class R	646
Trustee fees	61
Interest expense	54,141
Miscellaneous expense	2
Total Expenses	115,373
Waiver and/or Reimbursement by PIMCO	(100)
Net Expenses	115,273

Net Investment Income (Loss)	201,326

Net Realized Gain (Loss):

Investments in securities	(205,763)
Investments in Affiliates	33
Exchange-traded or centrally cleared financial derivative instruments	(49,660)
Over the counter financial derivative instruments	151,625
Short sales	(48)
Foreign currency	(6,203)

Net Realized Gain (Loss)	(110,016)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	106,244
Exchange-traded or centrally cleared financial derivative instruments	(21,601)
Over the counter financial derivative instruments	43,483
Foreign currency assets and liabilities	(490)

Net Change in Unrealized Appreciation (Depreciation)	127,636

Net Increase (Decrease) in Net Assets Resulting from Operations	$218,946

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$201,326	$277,106
Net realized gain (loss)	(110,016)	(125,498)
Net change in unrealized appreciation (depreciation)	127,636	(52,762)

Net Increase (Decrease) in Net Assets Resulting from Operations	218,946	98,846

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(137,201)	(154,560)
I-2	(33,072)	(33,403)
I-3	(2,342)	0
Administrative Class	(9,646)	(11,186)
Class D	0	(12,089	)(a)
Class A	(43,878)	(37,503)
Class C	(5,073)	(6,909)
Class R	(4,788)	(5,368)

Total Distributions(b)	(236,000)	(261,018)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(1,011,930)	(613,520)

Total Increase (Decrease) in Net Assets	(1,028,984)	(775,692)

Net Assets:

Beginning of year	10,807,912	11,583,604
End of year	$9,778,928	$10,807,912

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	19

Statement of Cash Flows PIMCO Real Return Fund

Year Ended March 31, 2019 (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$218,946

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(35,493,244)
Proceeds from sales of long-term securities	39,383,737
(Purchases) Proceeds from sales of short-term portfolio investments, net	910,189
(Increase) decrease in deposits with counterparty	(12,977)
(Increase) decrease in receivable for investments sold	(81,697)
(Increase) decrease in interest and/or dividends receivable	5,911
Increase (Decrease) in reimbursement receivable from PIMCO	(23)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(83,109)
Proceeds from (Payments on) over the counter financial derivative instruments	152,969
Increase (decrease) in payable for investments purchased	(49,292)
Increase (decrease) in deposits from counterparty	37,733
Increase (decrease) in accrued investment advisory fees	(346)
Increase (decrease) in accrued supervisory and administrative fees	(313)
Increase (decrease) in accrued distribution fees	(189)
Increase (decrease) in accrued servicing fees	(36)
Proceeds from (Payments on) short sales transactions, net	5,630
Proceeds from (Payments on) foreign currency transactions	(8,125)
Increase (decrease) in other liabilities	9
Net Realized (Gain) Loss
Investments in securities	205,763
Investments in Affiliates	(33)
Exchange-traded or centrally cleared financial derivative instruments	49,660
Over the counter financial derivative instruments	(151,625)
Short sales	48
Foreign currency	6,203
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(106,244)
Exchange-traded or centrally cleared financial derivative instruments	21,601
Over the counter financial derivative instruments	(43,483)
Foreign currency assets and liabilities	490
Net amortization (accretion) on investments	54,279
Net Cash Provided by (Used for) Operating Activities	5,022,432

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	2,987,533
Payments on shares redeemed	(4,226,607)
Increase (decrease) in overdraft due to custodian	12,227
Cash distributions paid*	(16,185)
Proceeds from reverse repurchase agreements	26,572,313
Payments on reverse repurchase agreements	(30,222,699)
Proceeds from sale-buyback transactions	2,620,709
Payments on sale-buyback transactions	(2,752,083)
Net Cash Received from (Used for) Financing Activities	(5,024,792)

Net Increase (Decrease) in Cash and Foreign Currency	(2,360)

Cash and Foreign Currency:

Beginning of year	16,836
End of year	$14,476
* Reinvestment of distributions	$221,403

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$61,563

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO REAL RETURN FUND	See Accompanying Notes

Schedule of Investments PIMCO Real Return Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.3%

CORPORATE BONDS & NOTES 4.8%

BANKING & FINANCE 3.1%

AerCap Ireland Capital DAC
3.750% due 05/15/2019		$800	$801
4.625% due 10/30/2020		400	410

Air Lease Corp.
4.750% due 03/01/2020		300	305

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	500	587

Ally Financial, Inc.
3.750% due 11/18/2019		$300	301
4.250% due 04/15/2021		100	102
8.000% due 11/01/2031		800	997

American Tower Corp.
2.800% due 06/01/2020		875	875
3.450% due 09/15/2021		200	202

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(g)	EUR	1,400	1,529
6.750% due 02/18/2020 •(f)(g)		1,400	1,612

Banco Santander S.A.
5.250% due 09/29/2023 •(f)(g)		800	856
6.250% due 09/11/2021 •(f)(g)		2,100	2,420

Bank of America Corp.
5.875% due 03/15/2028 •(f)		$6,580	6,686

Bank of Ireland
7.375% due 06/18/2020 •(f)(g)	EUR	2,960	3,499

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)		5,300	6,173
6.625% due 06/29/2021 •(f)(g)		5,600	6,856

Corp. Andina de Fomento
3.950% due 10/15/2021	MXN	130,426	6,541

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$11,550	11,777

Deutsche Bank AG
4.250% due 10/14/2021		49,600	49,872

Dexia Credit Local S.A.
2.375% due 09/20/2022		1,200	1,193

Erste Group Bank AG
8.875% due 10/15/2021 •(f)(g)	EUR	200	256

General Motors Financial Co., Inc.
2.350% due 10/04/2019		$700	698
4.064% (US0003M + 1.270%) due 10/04/2019 ~		100	100

Goldman Sachs Group, Inc.
3.811% (US0003M + 1.200%) due 09/15/2020 ~		49,000	49,521

ING Bank NV
2.625% due 12/05/2022		14,700	14,710

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Lease Finance Corp.
5.875% due 04/01/2019		$100	$100
6.250% due 05/15/2019		600	602
8.250% due 12/15/2020		900	973

Intesa Sanpaolo SpA
6.500% due 02/24/2021		1,900	1,993

Jyske Realkredit A/S
2.500% due 10/01/2047	DKK	79	13

Lloyds Banking Group PLC
6.375% due 06/27/2020 •(f)(g)	EUR	700	809

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~		$5,400	5,405

Nationwide Building Society
6.875% due 06/20/2019 •(f)(g)	GBP	3,100	4,062

Navient Corp.
4.875% due 06/17/2019		$862	864
5.875% due 03/25/2021		200	207
8.000% due 03/25/2020		200	209

Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	27	4

Nykredit Realkredit A/S
2.500% due 10/01/2047		160	25

Realkredit Danmark A/S
2.500% due 07/01/2047		74	12

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		$10,700	10,567
4.519% due 06/25/2024 •		6,900	7,062
7.500% due 08/10/2020 •(f)(g)		3,492	3,566
8.625% due 08/15/2021 •(f)(g)		2,830	3,021

Springleaf Finance Corp.
6.000% due 06/01/2020		100	103

Toronto-Dominion Bank
2.250% due 03/15/2021		600	596

UBS AG
3.175% due 06/08/2020 •		31,500	31,631

UniCredit SpA
7.830% due 12/04/2023		52,150	58,122

			298,825

INDUSTRIALS 0.6%

Allergan Funding SCS
3.000% due 03/12/2020		3,394	3,393

Allergan Sales LLC
5.000% due 12/15/2021		2,600	2,707

Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	3,100	3,523
7.750% due 05/15/2022		$800	802

BAT Capital Corp.
3.283% due 08/14/2020 •		9,400	9,382

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	21

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAT International Finance PLC
2.750% due 06/15/2020	$200	$199

Baxalta, Inc.
2.875% due 06/23/2020	120	120

Daimler Finance North America LLC
2.250% due 09/03/2019	500	499

DISH DBS Corp.
7.875% due 09/01/2019	100	102

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~	7,300	7,299

eBay, Inc.
2.750% due 01/30/2023	5,500	5,437

Enbridge, Inc.
3.183% (US0003M + 0.400%) due 01/10/2020 ~	10,500	10,496

Energy Transfer Partners LP
5.750% due 09/01/2020	300	310

ERAC USA Finance LLC
5.250% due 10/01/2020	100	103

General Motors Co.
3.539% (US0003M + 0.800%) due 08/07/2020 ~	490	489

Hyundai Capital America
1.750% due 09/27/2019	300	299

Imperial Brands Finance PLC
2.950% due 07/21/2020	700	698

NXP BV
4.125% due 06/15/2020	100	102

Ryder System, Inc.
2.450% due 09/03/2019	500	499

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	300	312

Sky Ltd.
2.625% due 09/16/2019	600	599

Spectra Energy Partners LP
3.299% (US0003M + 0.700%) due 06/05/2020 ~	100	100

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	188	188

Telefonica Emisiones S.A.
5.877% due 07/15/2019	100	101

Teva Pharmaceutical Finance LLC
2.250% due 03/18/2020	200	197

Time Warner Cable LLC
5.000% due 02/01/2020	1,200	1,220
8.250% due 04/01/2019	500	500

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	200	203

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	2,005	2,226

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VMware, Inc.
3.900% due 08/21/2027		$1,900	$1,830

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		4,281	4,276
2.450% due 11/20/2019		1,500	1,494

Wind Tre SpA
2.625% due 01/20/2023	EUR	300	327

			60,032

SPECIALTY FINANCE 0.3%

CIMIC Group Ltd.
3.832% due 04/04/2019 (h)		$4,000	4,000
3.906% due 06/06/2019 (h)		4,600	4,566
4.120% due 07/01/2019 (h)		1,900	1,880
4.159% due 08/03/2019 (h)		7,800	7,689

Lloyds Banking Group PLC
3.870% due 09/04/2019 (h)		5,000	4,993
3.870% due 09/02/2020 (h)		5,000	4,976
3.870% due 09/02/2021 (h)		5,000	4,959

			33,063

UTILITIES 0.8%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		14,100	14,163
3.737% (US0003M + 0.950%) due 07/15/2021 ~		23,500	23,785
5.150% due 02/15/2050		8,900	9,128
5.300% due 08/15/2058		3,100	3,151

Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~		3,800	3,796

Enable Midstream Partners LP
2.400% due 05/15/2019		200	200

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019		200	202

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~		19,360	19,367

Petrobras Global Finance BV
5.299% due 01/27/2025		2,263	2,301

Plains All American Pipeline LP
2.600% due 12/15/2019		300	299

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~		3,900	3,865

			80,257

Total Corporate Bonds & Notes (Cost $469,624)			472,177

22	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 15.6%

Fannie Mae
2.550% due 07/25/2037 •	$425	$418
2.570% due 12/25/2036 •	102	101
2.616% due 03/25/2036 •	183	182
2.836% due 07/25/2037 - 05/25/2042 •	179	180
2.926% due 05/25/2036 •	42	42
2.931% due 02/25/2037 •	319	320
3.275% due 02/01/2032 •	5	5
3.532% due 06/01/2043 - 10/01/2044 •	779	785
3.841% due 04/01/2032 •	19	19
3.863% due 04/01/2027 •	33	33
3.965% due 11/01/2033 •	19	19
4.018% due 10/01/2033 •	3	3
4.163% due 05/01/2035 •	90	94
4.239% due 02/01/2034 •	14	14
4.264% due 12/01/2036 •	36	38
4.293% due 05/01/2036 •	15	16
4.346% due 04/01/2033 •	169	175
4.393% due 05/25/2035	14	15
4.500% due 09/01/2034 •	5	5
4.610% due 04/01/2035 •	85	89
5.141% due 09/01/2034 •	16	17
6.500% due 06/25/2028	29	32

Fannie Mae, TBA
3.500% due 04/01/2049 - 06/01/2049	649,080	657,784
4.000% due 04/01/2049 - 05/01/2049	752,400	773,590

Freddie Mac
2.530% due 12/25/2036 •	91	91
2.616% due 08/25/2031 •	166	166
2.754% due 01/15/2037 •	4	4
2.770% due 09/25/2031 •	387	383
3.364% due 02/25/2045 •	666	666
3.797% due 07/25/2044 •	137	138
4.254% due 09/01/2036 •	63	65
4.265% due 06/01/2033 •	116	121
4.446% due 10/01/2036 •	40	42
4.500% due 07/15/2020	64	64
4.505% due 07/01/2036 •	69	72
4.809% due 01/01/2034 •	228	241
4.826% due 01/01/2034 •	196	208
6.500% due 01/25/2028	12	13
7.000% due 10/15/2030	28	33

Ginnie Mae
2.882% due 03/16/2032 •	14	14
2.888% due 02/20/2049 •	52,398	52,320
3.030% due 08/20/2068 •	19,958	19,694
3.299% due 01/20/2060 •	20,527	20,663
3.750% due 07/20/2035 •	15	16
4.125% due 12/20/2035 •	396	411

Total U.S. Government Agencies (Cost $1,518,550)		1,529,401

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 80.3%

U.S. Treasury Bonds
3.000% due 02/15/2048	$750	$778

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (l)	251,845	249,933
0.125% due 01/15/2022 (l)(n)	29,222	29,001
0.125% due 04/15/2022 (l)	136,534	135,174
0.125% due 07/15/2022 (l)	87,917	87,497
0.125% due 01/15/2023 (l)	69,419	68,667
0.125% due 07/15/2024 (n)	13,469	13,309
0.125% due 07/15/2026	232,038	227,132
0.250% due 01/15/2025	366,089	362,457
0.375% due 07/15/2023	78,987	79,230
0.375% due 07/15/2025	309,065	309,052
0.375% due 01/15/2027	149,465	148,246
0.375% due 07/15/2027	55,450	55,076
0.500% due 01/15/2028	213,235	212,929
0.625% due 07/15/2021 (l)	45,700	46,123
0.625% due 04/15/2023 (l)	4,276	4,308
0.625% due 01/15/2024	22,248	22,476
0.625% due 01/15/2026	1,006,127	1,018,233
0.625% due 02/15/2043	37,004	34,894
0.750% due 07/15/2028	25,509	26,102
0.750% due 02/15/2042	123,068	120,106
0.750% due 02/15/2045	111,471	107,398
0.875% due 01/15/2029 (j)	144,966	149,770
0.875% due 02/15/2047	183,201	181,727
1.000% due 02/15/2046	174,238	178,018
1.000% due 02/15/2048	99,312	101,670
1.250% due 07/15/2020 (l)	13,070	13,267
1.375% due 01/15/2020 (l)	45,727	46,114
1.375% due 02/15/2044	414,514	459,066
1.750% due 01/15/2028	217,860	240,838
2.000% due 01/15/2026	210,277	232,124
2.125% due 02/15/2040	116,452	145,561
2.125% due 02/15/2041	32,967	41,435
2.375% due 01/15/2025	536,905	596,620
2.375% due 01/15/2027	102,872	117,694
2.500% due 01/15/2029	281,481	333,913
3.375% due 04/15/2032	53,086	71,622
3.625% due 04/15/2028	592,766	753,251
3.875% due 04/15/2029	522,777	691,327

U.S. Treasury Notes
2.750% due 02/15/2024 (j)(l)(n)	138,000	141,259

Total U.S. Treasury Obligations (Cost $7,696,238)		7,853,397

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.5%

Adjustable Rate Mortgage Trust
4.128% due 10/25/2035 ^~	600	568
5.126% due 08/25/2035 ~	399	396

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alliance Bancorp Trust
2.726% due 07/25/2037 •	$5,820	$5,198

American Home Mortgage Assets Trust
2.676% (US0001M + 0.190%) due 05/25/2046 ^~	499	460
2.696% due 10/25/2046 •	7,356	5,343

American Home Mortgage Investment Trust
4.185% due 09/25/2045 •	404	405

Banc of America Funding Trust
4.205% due 01/20/2047 ~	6,031	5,779
4.660% due 01/20/2047 ^~	242	233
5.753% due 10/25/2036 ^Ø	196	185
5.837% due 01/25/2037 ^Ø	169	166
5.888% due 04/25/2037 ^Ø	136	127

Banc of America Mortgage Trust
4.241% due 07/25/2035 ^~	469	457
4.500% due 11/25/2035 ^~	638	639
4.697% due 12/25/2034 ~	445	451

BCAP LLC Trust
2.656% due 01/25/2037 ^•	1,482	1,398
4.219% due 04/26/2036 ~	3,807	3,271

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	63	62
4.195% due 07/25/2036 ^~	1,420	1,324
4.247% due 02/25/2036 ^~	281	265
4.265% due 05/25/2047 ^~	1,065	995
4.637% due 10/25/2035 ~	700	707
4.683% due 02/25/2034 ~	663	677
4.714% due 11/25/2034 ~	86	87
4.743% due 01/25/2034 ~	659	670
4.886% due 01/25/2034 ~	199	205

Bear Stearns ALT-A Trust
3.906% due 08/25/2036 ^~	450	373
3.951% due 08/25/2036 ^~	343	305
4.050% due 09/25/2047 ^~	4,440	3,587
4.095% due 11/25/2036 ~	1,099	1,016
4.262% due 09/25/2035 ^~	71	59
4.568% due 05/25/2035 ~	49	50

CGGS Commercial Mortgage Trust
3.384% due 02/15/2037 •	13,200	13,097

Chase Mortgage Finance Trust
4.222% due 12/25/2035 ^~	596	570
4.380% due 02/25/2037 ~	73	73
4.621% due 02/25/2037 ~	50	51

ChaseFlex Trust
2.986% due 06/25/2035 •	296	153

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.666% due 07/25/2036 •	317	313

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 09/25/2033	385	389

Citigroup Mortgage Loan Trust
4.210% due 07/25/2046 ^~	820	752

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.273% due 09/25/2037 ^~	$343	$331
4.490% due 05/25/2035 •	230	232

Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •	251	247
5.129% due 03/25/2034 ~	115	116

CitiMortgage Alternative Loan Trust
5.500% due 07/25/2036 ^	102	103

Countrywide Alternative Loan Trust
2.596% due 06/25/2046 •	897	862
2.656% due 01/25/2037 ^•	134	130
2.668% due 02/20/2047 ^•	86	70
2.683% due 12/20/2046 ^•	4,921	4,388
2.698% due 03/20/2046 •	205	187
2.698% due 07/20/2046 ^•	4,452	3,466
3.128% due 11/20/2035 •	587	559
3.186% due 10/25/2035 ^•	142	120
3.397% due 12/25/2035 •	974	889
4.465% due 02/25/2037 ^~	2,871	2,798
5.500% due 11/25/2035 ^	44	42
5.750% due 05/25/2036	1,342	928
6.000% due 01/25/2037 ^	2,225	1,847
6.000% due 02/25/2037 ^	86	61
6.500% due 08/25/2032	222	227

Countrywide Home Loan Mortgage Pass-Through Trust
3.066% due 04/25/2035 •	433	417
3.867% due 02/20/2036 ^~	86	74
3.923% due 03/25/2037 ^~	228	209
4.003% due 02/25/2047 ^~	249	223
4.006% due 04/20/2036 ^~	161	150
4.107% due 04/25/2035 ^~	268	241
4.272% due 11/25/2034 ~	12	12
4.329% due 04/20/2035 ~	66	67
4.354% due 01/20/2035 ~	37	37
4.517% due 11/20/2034 ~	98	99
4.571% due 01/20/2035 ~	127	130
5.500% due 11/25/2035 ^	164	143
5.500% due 04/25/2038	400	410
6.000% due 04/25/2036	2,373	1,938

Credit Suisse First Boston Mortgage Securities Corp.
4.700% due 04/25/2034 ~	30	30

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.009% due 07/25/2033 ~	9	9

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	452	212

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.738% due 10/25/2035 ~	97	85

First Horizon Alternative Mortgage Securities Trust
4.330% due 06/25/2034 ~	410	409
4.395% due 09/25/2034 ~	165	164
6.000% due 02/25/2037 ^	1,026	783
6.250% due 08/25/2037 ^	235	179

24	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Mortgage Pass-Through Trust
4.300% due 08/25/2035 ~		$472	$392

GreenPoint Mortgage Funding Trust
2.926% due 06/25/2045 •		737	711

Grifonas Finance PLC
0.050% due 08/28/2039 •	EUR	183	188

GSR Mortgage Loan Trust
4.329% due 07/25/2035 ~		$299	302
4.445% due 11/25/2035 ^~		741	693
4.460% due 11/25/2035 ~		502	502
4.466% due 11/25/2035 ~		45	46
4.480% due 04/25/2035 ~		81	82

HarborView Mortgage Loan Trust
2.677% due 07/21/2036 •		359	318
2.722% due 03/19/2036 ^•		841	783
2.792% due 11/19/2035 •		1,007	958
2.828% due 06/20/2035 •		273	271
2.922% due 05/19/2035 •		8	8
2.982% due 01/19/2036 •		1,700	1,353
4.380% due 01/19/2035 ~		407	403
4.652% due 04/19/2034 ~		99	100

HomeBanc Mortgage Trust
3.817% due 04/25/2037 ^~		1,142	1,053

Impac CMB Trust
3.386% due 10/25/2033 •		35	35

IndyMac Mortgage Loan Trust
2.686% due 06/25/2046 •		2,058	1,778
2.766% due 07/25/2035 •		408	367
2.786% due 11/25/2035 ^•		198	152
2.786% due 06/25/2037 ^•		361	228
3.662% due 06/25/2036 ~		264	255
3.863% due 10/25/2035 ~		146	131
3.900% due 08/25/2036 ~		521	513
3.934% due 01/25/2036 ^~		183	164
3.953% due 08/25/2035 ~		206	185
3.953% due 08/25/2035 ^~		164	147
4.276% due 12/25/2034 ~		75	75
4.284% due 11/25/2035 ^~		290	274
4.395% due 10/25/2034 ~		402	412
4.588% due 11/25/2035 ^~		22	21

JPMorgan Alternative Loan Trust
2.716% due 12/25/2036 •		4,194	3,934
2.946% due 03/25/2036 •		3,843	3,707
6.000% due 12/27/2036		177	145

JPMorgan Mortgage Trust
4.093% due 10/25/2035 ^~		126	111
4.160% due 06/25/2036 ^~		36	33
4.252% due 06/25/2035 ~		36	36
4.304% due 11/25/2035 ^~		272	254
4.327% due 07/25/2035 ~		388	391
4.329% due 07/25/2035 ~		126	128
4.337% due 08/25/2035 ~		345	348
4.389% due 04/25/2035 ~		39	40
4.436% due 07/25/2035 ~		65	66

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.619% due 08/25/2035 ~	$327	$331

Lehman XS Trust
2.736% due 08/25/2037 •	5,964	5,846

Luminent Mortgage Trust
2.846% due 12/25/2036 ^•	743	697

MASTR Adjustable Rate Mortgages Trust
2.696% due 04/25/2046 •	1,975	1,797
4.012% due 12/25/2033 ~	866	844
4.467% due 11/21/2034 ~	318	328
4.565% due 12/25/2033 ~	46	46

MASTR Alternative Loan Trust
2.886% due 03/25/2036 ^•	940	189

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.184% due 11/15/2031 •	86	86
3.224% due 09/15/2030 •	44	44

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.924% due 12/15/2030 •	164	160
2.964% due 06/15/2030 •	87	86
3.142% due 10/20/2029 •	61	62
3.344% due 08/15/2032 •	186	180

Merrill Lynch Mortgage Investors Trust
2.736% due 11/25/2035 •	416	396
3.177% due 03/25/2030 •	34	33
3.377% due 11/25/2029 •	19	19
4.155% due 12/25/2035 ~	146	136
4.308% due 12/25/2034 ~	407	410
4.361% due 02/25/2033 ~	1,094	1,079
4.402% due 09/25/2035 ^~	143	131
4.447% due 02/25/2035 ~	312	317
4.522% due 06/25/2037 ~	297	300
4.538% due 02/25/2034 ~	1,322	1,328
4.625% due 05/25/2036 ~	47	46

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 Ø	270	174

New York Mortgage Trust
4.637% due 05/25/2036 ^~	254	248

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.040% due 02/25/2036 ^~	155	137
5.820% due 03/25/2047 Ø	355	365
6.138% due 03/25/2047 Ø	329	338

Provident Funding Mortgage Loan Trust
4.431% due 08/25/2033 ~	579	588
4.813% due 04/25/2034 ~	19	19

Residential Accredit Loans, Inc. Trust
2.666% due 06/25/2046 •	3,034	1,245
2.786% due 08/25/2035 •	88	79
3.046% due 12/25/2045 •	1,272	1,100
3.757% due 09/25/2045 •	182	169
5.157% due 09/25/2035 ^~	146	132

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securitization Trust
2.886% due 05/25/2035 •		$6,974	$5,939
2.886% due 01/25/2046 ^•		71	34
5.000% due 08/25/2019		24	23
5.500% due 06/25/2033		110	111
6.250% due 10/25/2036 ^		839	843

Sequoia Mortgage Trust
2.688% due 07/20/2036 •		1,241	1,196
3.182% due 10/19/2026 •		25	25
3.194% due 05/20/2034 •		434	424
3.248% due 10/20/2027 •		35	34
3.288% due 10/20/2027 •		73	71
3.388% due 12/20/2032 •		63	61

Structured Adjustable Rate Mortgage Loan Trust
2.806% due 10/25/2035 •		674	644
3.797% due 01/25/2035 ^•		21	21
3.876% due 11/25/2035 ^~		120	113
3.893% due 09/25/2036 ^~		728	565
4.185% due 10/25/2037 ^•		254	231
4.291% due 08/25/2035 ~		118	118
4.458% due 09/25/2034 ~		9	9
4.554% due 04/25/2034 ~		7	7
4.567% due 09/25/2035 ~		597	578
4.570% due 02/25/2034 ~		269	271
4.578% due 05/25/2036 ^~		308	296

Structured Asset Mortgage Investments Trust
2.696% due 04/25/2036 •		862	810
2.696% due 05/25/2036 •		3,724	3,448
2.716% due 02/25/2036 •		360	322
2.732% due 07/19/2035 •		752	744
2.746% due 03/25/2037 •		150	110
2.796% due 12/25/2035 ^•		271	263
3.142% due 09/19/2032 •		141	138
3.142% due 10/19/2034 •		67	66
3.182% due 03/19/2034 •		174	174

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.684% due 01/25/2034 ~		17	17

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^Ø		1,230	112

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	39,500	51,460

Trinity Square PLC
2.078% due 07/15/2051 •		15,751	20,594

WaMu Mortgage Pass-Through Certificates Trust
2.375% due 02/27/2034 •		$709	701
3.036% due 07/25/2044 •		1,524	1,541
3.066% due 07/25/2045 •		24	24
3.097% due 03/25/2047 ^•		5,267	4,924
3.152% due 12/25/2046 ^•		2,526	2,307
3.166% due 01/25/2045 •		997	990
3.167% due 05/25/2047 •		746	700
3.286% due 10/25/2044 •		323	323
3.297% due 04/25/2037 ^~		939	854

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.377% due 05/25/2037 ^~	$1,880	$1,563
3.377% due 06/25/2046 •	91	89
3.397% due 02/25/2046 •	668	667
3.454% due 01/25/2037 ^~	1,416	1,303
3.597% due 11/25/2042 •	47	45
3.703% due 12/25/2036 ^~	926	880
3.775% due 08/25/2036 ^~	162	152
3.797% due 06/25/2042 •	93	90
3.874% due 02/25/2037 ^~	408	391
3.898% due 02/25/2037 ^~	2,077	1,918
4.072% due 12/25/2035 ~	429	415
4.117% due 09/25/2035 ~	279	281
4.128% due 06/25/2033 ~	360	365
4.256% due 12/25/2035 ~	38	38
4.467% due 03/25/2035 ~	100	101
4.809% due 03/25/2034 ~	72	73

Washington Mutual Mortgage Pass-Through Certificates Trust
3.367% due 05/25/2046 ^•	1,590	1,354
6.000% due 06/25/2037	9,642	8,936
6.500% due 08/25/2035	301	265

Wells Fargo Mortgage-Backed Securities Trust
4.580% due 03/25/2035 ~	187	191
4.727% due 10/25/2036 ~	34	34
4.745% due 04/25/2036 ~	130	131
4.751% due 10/25/2035 ~	645	646
4.796% due 06/25/2035 ~	16	16
4.810% due 03/25/2036 ~	88	90
4.849% due 06/25/2035 ~	65	66
4.940% due 01/25/2035 ~	200	203
5.004% due 04/25/2036 ^~	178	178
5.007% due 01/25/2035 ~	395	410
5.170% due 04/25/2036 ~	1,471	1,450
6.000% due 08/25/2036	814	805

Total Non-Agency Mortgage-Backed Securities (Cost $230,607)		241,440

ASSET-BACKED SECURITIES 5.0%

ACE Securities Corp. Home Equity Loan Trust
4.286% due 10/25/2032 •	42	42
4.286% due 06/25/2034 •	182	175

Aegis Asset-Backed Securities Trust
2.916% due 12/25/2035 •	2,350	2,283

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.416% due 05/25/2035 •	1,800	1,798

Argent Mortgage Loan Trust
2.966% due 05/25/2035 •	2,282	2,177

Argent Securities Trust
2.636% due 07/25/2036 •	4,456	3,846

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.846% due 10/25/2035 •	1,069	1,073

26	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	2,800	$3,130

B&M CLO Ltd.
3.509% due 04/16/2026 •		$2,972	2,963

Babson Euro CLO BV
0.512% due 10/25/2029 •	EUR	1,900	2,127

Barings Euro CLO BV
0.680% due 07/27/2030 •		3,800	4,240
1.050% due 07/27/2030		600	676

Bear Stearns Asset-Backed Securities Trust
2.596% due 04/25/2031 •		$179	257

Carrington Mortgage Loan Trust
2.886% due 01/25/2036 •		2,000	1,889

CIFC Funding Ltd.
3.631% due 10/25/2027 •		9,400	9,362

Citigroup Mortgage Loan Trust
2.716% due 12/25/2036 •		4,058	2,825

Citigroup Mortgage Loan Trust, Inc.
2.706% due 08/25/2036 •		1,135	1,133
2.816% due 10/25/2036 •		17,188	16,426

Countrywide Asset-Backed Certificates
2.626% due 08/25/2037 ^•		257	242
2.676% due 06/25/2047 •		793	785
2.736% due 03/25/2037 •		10,300	9,756
5.805% due 04/25/2036 ^~		841	743

Countrywide Asset-Backed Certificates Trust
2.636% due 02/25/2037 •		220	220

Countrywide Asset-Backed Certificates Trust, Inc.
3.266% due 11/25/2034 •		530	532

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021		5,571	5,605

Crown Point CLO Ltd.
3.713% due 07/17/2028		13,000	12,894

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 Ø		208	86

CVP Cascade CLO Ltd.
3.929% due 01/16/2026 •		3,425	3,426

Dorchester Park CLO DAC
3.661% due 04/20/2028 •		4,150	4,116

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	2,300	2,575

Equity One Mortgage Pass-Through Trust
3.086% due 04/25/2034 •		$134	122

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •		11,600	11,511

Figueroa CLO Ltd.
3.483% due 06/20/2027 •		9,100	9,047

First Franklin Mortgage Loan Trust
2.956% due 11/25/2036 •		14,950	13,287
3.206% due 05/25/2035 •		40	40

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flagship CLO Ltd.
3.629% due 01/16/2026 •	$6,850	$6,841

Fremont Home Loan Trust
2.621% due 10/25/2036 •	3,294	3,095

GSAMP Trust
2.856% due 03/25/2047 •	3,000	2,656
3.461% due 03/25/2035 ^•	4,376	3,812

Halcyon Loan Advisors Funding Ltd.
3.681% due 04/20/2027 •	6,000	5,968

HSI Asset Securitization Corp. Trust
2.756% due 02/25/2036 •	2,300	2,277

ICG U.S. CLO Ltd.
3.629% due 01/16/2028 •	5,450	5,417

IndyMac Mortgage Loan Trust
2.556% due 07/25/2036 •	4,846	2,185

JMP Credit Advisors CLO Ltd.
3.623% due 01/17/2028 •	13,550	13,525

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~	5,814	4,138

Lehman XS Trust
2.646% due 05/25/2036 •	5,334	5,319
3.286% due 10/25/2035 •	406	404
5.355% due 06/25/2036 Ø	5,388	5,431

Long Beach Mortgage Loan Trust
3.221% due 08/25/2035 •	68	68

Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •	9,360	9,260

Merrill Lynch Mortgage Investors Trust
2.566% due 09/25/2037 •	127	73
2.606% due 02/25/2037 •	130	56

MidOcean Credit CLO
3.587% due 04/15/2027 •	3,950	3,938

Monarch Grove CLO
3.651% due 01/25/2028 •	8,610	8,539

Morgan Stanley ABS Capital, Inc. Trust
2.826% due 03/25/2037 •	560	297
3.356% due 11/25/2034 •	23,363	23,388

Morgan Stanley Dean Witter Capital, Inc. Trust
3.836% due 02/25/2033 •	641	643

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ^~	151	103
6.000% due 02/25/2037 ^~	155	121

Mountain View CLO Ltd.
3.587% due 10/15/2026 •	7,148	7,123

Navient Student Loan Trust
3.636% due 03/25/2066 •	14,978	15,129

Neuberger Berman CLO Ltd.
3.587% due 07/15/2027 •	5,390	5,364

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.776% due 03/25/2036 •	4,100	4,018

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
2.656% due 11/25/2036 •		$1,611	$735
3.191% due 01/25/2036 •		2,200	2,186
3.566% due 06/25/2035 •		2,517	2,520

OCP CLO Ltd.
3.587% due 07/15/2027 •		1,490	1,478

Octagon Investment Partners Ltd.
3.637% due 07/15/2027 •		2,940	2,915

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.976% due 09/25/2035 •		3,800	3,791
3.461% due 10/25/2034 •		615	618
3.476% due 09/25/2034 •		535	536
3.536% due 10/25/2034 •		4,900	4,957

Popular ABS Mortgage Pass-Through Trust
3.176% due 06/25/2035 •		626	617

Renaissance Home Equity Loan Trust
3.486% due 12/25/2033 •		416	412
3.590% due 09/25/2037		36,650	19,574

Residential Asset Securities Corp. Trust
2.726% due 08/25/2036 •		4,700	3,662

Residential Mortgage Loan Trust
3.986% due 09/25/2029 •		8	8

Saxon Asset Securities Trust
3.131% due 05/25/2035 •		500	457

SLM Private Education Loan Trust
5.734% due 05/16/2044 •		655	662

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	330	370
3.671% due 07/25/2023 •		$9,231	9,241
4.271% due 04/25/2023 •		45,889	46,445

Sound Point CLO Ltd.
3.641% due 07/20/2027 •		2,800	2,792
3.647% due 04/15/2027 •		11,000	11,000

Structured Asset Investment Loan Trust
3.191% due 03/25/2034 •		342	339
3.206% (US0001M + 0.720%) due 10/25/2035 ~		118	119

Structured Asset Securities Corp. Mortgage Loan Trust
2.866% due 10/25/2036 •		1,700	1,688
3.989% due 04/25/2035 •		133	131

Sudbury Mill CLO Ltd.
3.923% due 01/17/2026 •		10,082	10,085

Symphony CLO Ltd.
3.667% due 04/15/2028 •		2,040	2,033
3.817% due 10/15/2025 •		14,738	14,752

Telos CLO Ltd.
3.723% due 04/17/2028 •		5,870	5,844

THL Credit Wind River CLO Ltd.
3.657% due 10/15/2027 •		800	799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TICP CLO Ltd.
3.561% due 07/20/2027 •		$4,560	$4,529
3.601% due 04/20/2028 •		6,420	6,374

Tralee CLO Ltd.
3.791% due 10/20/2027 •		6,900	6,870

Venture CDO Ltd.
2.991% due 01/20/2022 •		31	31

Venture CLO Ltd.
3.429% due 02/28/2026 •		29,660	29,584
3.667% due 04/15/2027		5,490	5,446
3.667% due 07/15/2027 •		7,100	7,067

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		3,304	3,300

Wells Fargo Home Equity Asset-Backed Securities Trust
4.886% due 12/25/2034 •		400	399

WhiteHorse Ltd.
3.703% due 04/17/2027 •		7,000	6,976

Total Asset-Backed Securities (Cost $485,830)			491,939

SOVEREIGN ISSUES 9.0%

Argentina Government International Bond
5.875% due 01/11/2028		10,150	7,817
6.875% due 01/26/2027		23,120	18,776
45.325% (BADLARPP + 3.250%) due 03/01/2020 ~	ARS	2,600	60
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~		57,500	1,289
49.153% (BADLARPP) due 10/04/2022 ~		6,900	269
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		425,774	10,956

Australia Government International Bond
1.250% due 02/21/2022 (e)	AUD	15,858	11,566
3.000% due 09/20/2025 (e)		69,063	57,466

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	11,900	13,818

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (d)	BRL	30,370	7,393

Canadian Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	31,944	31,565

France Government International Bond
0.250% due 07/25/2024 (e)	EUR	14,797	18,123
1.850% due 07/25/2027 (e)(j)		11,623	16,389
2.100% due 07/25/2023 (e)(j)		60,686	78,213
2.250% due 07/25/2020 (e)		80,859	96,491

Italy Buoni Poliennali Del Tesoro
2.350% due 09/15/2024 (e)(j)		27,998	33,809

Japan Government International Bond
0.000% due 03/10/2028 (e)(j)	JPY	4,857,096	45,731

28	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mexico Government International Bond
4.000% due 11/08/2046 (e)	MXN	1,047	$53
7.750% due 05/29/2031		206,976	10,323

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	98,721	72,848
3.000% due 09/20/2030 (e)		19,723	16,520

Peru Government International Bond
5.940% due 02/12/2029	PEN	30,600	9,708

Qatar Government International Bond
3.875% due 04/23/2023		$11,000	11,334
5.103% due 04/23/2048		8,500	9,329

Saudi Government International Bond
4.000% due 04/17/2025		12,970	13,306

United Kingdom Gilt
0.125% due 03/22/2026 (e)	GBP	119,595	185,390
0.125% due 08/10/2028 (e)		58,607	95,974

Total Sovereign Issues (Cost $902,825)			874,516

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Nationwide Building Society
10.250% ~		13,832	2,621

Total Preferred Securities (Cost $2,693)			2,621

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (i) 0.0%
			1,303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.1%
46.924% due 04/12/2019 - 05/10/2019 (c)(d)	ARS	154,033	$3,981

Total Short-Term Instruments (Cost $5,779)			5,284

Total Investments in Securities (Cost $11,312,146)			11,470,775

		SHARES
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%

PIMCO Short-Term Floating NAV Portfolio III		1,500,052	14,834

Total Short-Term Instruments (Cost $14,834)			14,834

Total Investments in Affiliates (Cost $14,834)			14,834

Total Investments 117.5% (Cost $11,326,980)			$11,485,609

Financial Derivative Instruments (k)(m) 0.2% (Cost or Premiums, net $(15,434))			24,742

Other Assets and Liabilities, net (17.7)%			(1,731,423)

Net Assets 100.0%			$9,778,928

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	3.832%	04/04/2019	09/26/2018	$3,999	$4,000	0.04%
CIMIC Group Ltd.	3.906	06/06/2019	06/28/2018	4,567	4,566	0.05
CIMIC Group Ltd.	4.120	07/01/2019	07/10/2018	1,881	1,880	0.02
CIMIC Group Ltd.	4.159	08/03/2019	08/13/2018	7,694	7,689	0.08
Lloyds Banking Group PLC	3.870	09/04/2019	05/22/2018	5,000	4,993	0.05
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	5,000	4,976	0.05
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	5,000	4,959	0.05

				$33,141	$33,063	0.34%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$1,303	U.S. Treasury Bills 0.000% due 09/26/2019	$(1,334)	$1,303	$1,303

Total Repurchase Agreements						$(1,334)	$1,303	$1,303

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	3.000%	03/28/2019	04/08/2019	$	(69,441)	$(69,464)
BSN	2.630	03/28/2019	04/04/2019		(1,444)	(1,444)
IND	(0.410)	01/22/2019	04/17/2019	EUR	(13,685)	(15,339)
RCY	2.660	03/15/2019	05/08/2019	$	(5,589)	(5,596)
	2.700	03/28/2019	04/04/2019		(5,555)	(5,557)
SCX	(0.440)	02/25/2019	04/08/2019	EUR	(70,145)	(78,652)
	2.640	03/28/2019	04/24/2019	$	(720)	(720)
	2.660	03/28/2019	04/11/2019		(3,086)	(3,087)
	2.670	03/28/2019	04/08/2019		(1,749)	(1,749)
UBS	(0.350)	01/22/2019	04/17/2019	EUR	(28,832)	(32,320)

Total Reverse Repurchase Agreements						$(213,928)

30	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2019

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions
BPS	(0.125)%	02/26/2019	04/03/2019	JPY	(5,055,387)	$(45,672)

Total Sale-Buyback Transactions						$(45,672)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales
U.S. Government Agencies (3.0)%
Fannie Mae, TBA	3.000%	04/01/2049	$	98,000	$(97,611)	$(97,602)
Fannie Mae, TBA	3.000	05/01/2049		200,150	(197,850)	(199,110)

Total Short Sales (3.0)%					$(295,461)	$(296,712)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(69,464)	$0	$(69,464)	$69,094	$(370)
BSN	0	(1,444)	0	(1,444)	1,442	(2)
FICC	1,303	0	0	1,303	(1,334)	(31)
IND	0	(15,339)	0	(15,339)	15,197	(142)
NOM	0	0	0	0	(20)	(20)
RCY	0	(11,153)	0	(11,153)	11,157	4
SCX	0	(84,208)	0	(84,208)	83,350	(858)
UBS	0	(32,320)	0	(32,320)	32,259	(61)

Master Securities Forward Transaction Agreement
BPS	0	0	(45,672)	(45,672)	45,731	59

Total Borrowings and Other Financing Transactions	$1,303	$(213,928)	$(45,672)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(82,021)	$(5,596)	$0	$(87,617)
Sovereign Issues	0	(126,311)	0	0	(126,311)

Total	$0	$(208,332)	$(5,596)	$0	$(213,928)

Sale-Buyback Transactions
Sovereign Issues	0	(45,672)	0	0	(45,672)

Total	$0	$(45,672)	$0	$0	$(45,672)

Total Borrowings	$0	$(254,004)	$(5,596)	$0	$(259,600)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(259,600)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

(j)	Securities with an aggregate market value of $258,885 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(2,476,164) at a weighted average interest rate of 2.097%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$112.000	05/24/2019	2,626	$2,626	$23	$2
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.000	05/24/2019	469	469	4	4

Total Purchased Options					$27	$6

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$125.000	04/26/2019	728	$	728	$(238)	$(182)

Total Written Options						$(238)	$(182)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 114.000 on Euro-Schatz June 2019 Futures	05/2019	9,979	$	56	$(9)	$0	$0
Euro-Bobl June Futures	06/2019	3,616		540,049	3,850	162	(649)
Euro-Bund 10-Year Bond June Futures	06/2019	6,868		1,281,513	21,780	0	(1,887)
Put Options Strike @ EUR 126.000 on Euro-Bobl June 2019 Futures	05/2019	4,666		26	(4)	0	0
Put Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	4,230		47	(4)	0	0
U.S. Treasury 2-Year Note June Futures	06/2019	412		87,795	285	0	(90)
U.S. Treasury 10-Year Note June Futures	06/2019	3,079		382,470	1,556	22	(806)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	592		99,456	3,485	0	(222)

					$30,939	$184	$(3,654)

32	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2019

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note June Futures	06/2019	190	$	(15,331)	$(88)	$11	$(11)
Australia Government 10-Year Bond June Futures	06/2019	306		(30,105)	(619)	121	(120)
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	613		(839)	(516)	151	0
Call Options Strike @ EUR 167.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	391		(329)	(86)	79	0
Euro-BTP Italy Government Bond June Futures	06/2019	2,076		(301,338)	(7,544)	976	0
Euro-Buxl 30-Year Bond June Futures	06/2019	1,336		(287,233)	(14,062)	1,918	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	3,489		(636,656)	(12,024)	1,292	0
Euro-Schatz June Futures	06/2019	11,941		(1,499,885)	(2,834)	402	(201)
Japan Government 10-Year Bond June Futures	06/2019	13		(17,979)	(96)	2	(33)
Put Options Strike @ EUR 162.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	613		(83)	192	7	0
U.S. Treasury 5-Year Note June Futures	06/2019	3,413		(395,321)	(3,935)	773	0
U.S. Treasury 10-Year Note June Futures	06/2019	5,219		(692,985)	(14,093)	1,468	0
U.S. Treasury 30-Year Bond June Futures	06/2019	2,180		(326,251)	(8,201)	818	0
United Kingdom Long Gilt June Futures	06/2019	902		(151,985)	(2,443)	70	(106)

					$(66,349)	$8,088	$(471)

Total Futures Contracts					$(35,410)	$8,272	$(4,125)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.275%	EUR	3,690	$61	$(7)	$54	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		1,500	(12)	18	6	1	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.274	$	2,000	(50)	75	25	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2023	0.920		4,100	(227)	243	16	3	0

							$(228)	$329	$101	$4	$(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	67,228	$(3,769)	$(820)	$(4,589)	$0	$(243)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	56,300	(987)	(328)	(1,315)	0	(65)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		161,450	(4,280)	203	(4,077)	0	(258)

						$(9,036)	$(945)	$(9,981)	$0	$(566)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	42,320	$99	$2,704	$2,803	$280	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		8,500	21	(237)	(216)	59	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		18,483	105	(775)	(670)	129	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		6,490	16	(281)	(265)	46	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	46,850	143	(3,257)	(3,114)	126	0
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		35,850	0	834	834	0	(207)
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		56,200	0	1,311	1,311	0	(117)
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		56,000	0	1,348	1,348	0	(118)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		94,190	(733)	2,188	1,455	0	(200)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		204,400	(1,376)	7,048	5,672	0	(417)
Receive(6)	3-Month USD-LIBOR	2.300	Semi-Annual	04/27/2026		79,320	842	(777)	65	256	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		353,390	9,668	(4,274)	5,394	477	0
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		85,250	520	(631)	(111)	98	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		82,290	2,830	300	3,130	222	0
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		225,720	(675)	(5,227)	(5,902)	139	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		14,590	786	(700)	86	39	0
Receive	3-Month USD-LIBOR	2.765	Semi-Annual	07/18/2028		48,180	559	(2,003)	(1,444)	121	0
Receive(6)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		218,300	0	(5,627)	(5,627)	115	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		41,280	2,463	(6,179)	(3,716)	138	0
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	1,820	13	48	61	0	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		73,420	(580)	(2,803)	(3,383)	576	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	1,141,690	(15)	(220)	(235)	0	(23)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		13,210,000	(707)	(3,705)	(4,412)	0	(321)
Pay	CPTFEMU	1.535	Maturity	06/15/2023	EUR	36,640	0	996	996	0	(29)
Receive	CPTFEMU	1.085	Maturity	01/15/2024		40	0	0	0	0	0
Pay	CPTFEMU	1.066	Maturity	02/15/2024		56,600	0	441	441	0	(33)
Pay	CPTFEMU	1.168	Maturity	03/15/2024		107,300	178	926	1,104	0	(84)
Pay	CPTFEMU	1.535	Maturity	03/15/2028		13,830	0	631	631	0	(24)
Pay	CPTFEMU	1.620	Maturity	05/15/2028		25,580	2	1,395	1,397	0	(44)
Pay	CPTFEMU	1.796	Maturity	11/15/2038		14,800	2	1,383	1,385	0	(77)
Pay	CPTFEMU	1.808	Maturity	11/15/2038		16,000	0	1,545	1,545	0	(83)
Pay	CPTFEMU	1.570	Maturity	03/15/2039		12,100	0	372	372	0	(49)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		9,100	23	1,368	1,391	0	(69)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		5,230	0	783	783	0	(45)
Pay	CPTFEMU	1.950	Maturity	11/15/2048		8,460	29	1,256	1,285	0	(73)
Receive	CPURNSA	1.925	Maturity	05/08/2019	$	31,660	0	(2)	(2)	111	0
Receive	CPURNSA	1.721	Maturity	07/15/2020		5,390	0	(5)	(5)	4	0
Receive	CPURNSA	2.168	Maturity	07/15/2020		48,200	0	(254)	(254)	42	0
Receive	CPURNSA	2.027	Maturity	11/23/2020		47,100	0	(95)	(95)	60	0
Receive	CPURNSA	2.021	Maturity	11/25/2020		44,600	0	(84)	(84)	57	0
Receive	CPURNSA	1.875	Maturity	03/14/2021		45,000	0	(37)	(37)	31	0
Receive	CPURNSA	1.927	Maturity	03/18/2021		5,900	0	(10)	(10)	4	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		31,500	1,066	(398)	668	37	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		25,330	763	(329)	434	33	0
Receive	CPURNSA	2.069	Maturity	07/15/2022		17,600	0	(99)	(99)	38	0

34	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	2.210%	Maturity	02/05/2023	$	116,510	$0	$(1,864)	$(1,864)	$251	$0
Receive	CPURNSA	2.263	Maturity	04/27/2023		55,580	(12)	(1,207)	(1,219)	137	0
Receive	CPURNSA	2.263	Maturity	05/09/2023		16,720	0	(360)	(360)	40	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		25,570	0	(614)	(614)	18	0
Pay	CPURNSA	1.730	Maturity	07/26/2026		31,500	(1,689)	768	(921)	0	(95)
Pay	CPURNSA	1.762	Maturity	08/30/2026		42,770	(2,098)	1,066	(1,032)	0	(129)
Pay	CPURNSA	1.800	Maturity	09/12/2026		5,000	(190)	84	(106)	0	(15)
Pay	CPURNSA	1.801	Maturity	09/12/2026		25,330	(1,170)	636	(534)	0	(78)
Pay	CPURNSA	1.805	Maturity	09/12/2026		25,000	(1,145)	627	(518)	0	(77)
Pay	CPURNSA	1.780	Maturity	09/15/2026		20,200	(981)	506	(475)	0	(62)
Pay	CPURNSA	1.800	Maturity	09/21/2026		5,000	(60)	(50)	(110)	0	(15)
Pay	CPURNSA	1.855	Maturity	09/27/2026		5,000	(30)	(55)	(85)	0	(15)
Pay	CPURNSA	1.945	Maturity	10/11/2026		2,100	(54)	36	(18)	0	(6)
Pay	CPURNSA	2.080	Maturity	07/25/2027		39,600	0	128	128	0	(127)
Pay	CPURNSA	2.180	Maturity	09/20/2027		19,680	0	214	214	0	(64)
Pay	CPURNSA	2.150	Maturity	09/25/2027		19,500	0	148	148	0	(63)
Pay	CPURNSA	2.155	Maturity	10/17/2027		43,700	0	370	370	0	(141)
Pay	CPURNSA	2.335	Maturity	02/05/2028		59,140	128	1,720	1,848	0	(180)
Pay	CPURNSA	2.353	Maturity	05/09/2028		16,720	0	584	584	0	(55)
Pay	CPURNSA	2.360	Maturity	05/09/2028		25,150	0	898	898	0	(82)
Pay	CPURNSA	2.364	Maturity	05/10/2028		25,570	0	921	921	0	(83)
Pay	CPURNSA	2.370	Maturity	06/06/2028		22,300	0	779	779	0	(72)
Pay	CPURNSA	2.379	Maturity	07/09/2028		14,700	(8)	541	533	0	(50)
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	4,870	0	(15)	(15)	0	(3)
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		2,180	1	(21)	(20)	0	(1)
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		23,170	(1)	(307)	(308)	5	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		107,300	(36)	(543)	(579)	121	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		3,430	2	417	419	0	(13)
Pay	UKRPI	3.603	Maturity	11/15/2028	GBP	130	0	3	3	0	0
Pay	UKRPI	3.350	Maturity	05/15/2030		9,920	(215)	325	110	0	(16)
Pay	UKRPI	3.400	Maturity	06/15/2030		16,110	(101)	422	321	0	(19)
Pay	UKRPI	3.325	Maturity	08/15/2030		100,200	(470)	(227)	(697)	0	(185)
Pay	UKRPI	3.300	Maturity	12/15/2030		600	(28)	11	(17)	0	(1)
Pay	UKRPI	3.100	Maturity	06/15/2031		29,140	(3,531)	476	(3,055)	0	(36)
Pay	UKRPI	3.530	Maturity	10/15/2031		3,700	91	(48)	43	0	(6)
Pay	UKRPI	3.470	Maturity	09/15/2032		51,215	6	(129)	(123)	0	(53)
Pay	UKRPI	3.500	Maturity	09/15/2033		5,610	4	(17)	(13)	0	(7)
Pay	UKRPI	3.579	Maturity	10/15/2033		7,300	0	195	195	0	(4)
Pay	UKRPI	3.358	Maturity	04/15/2035		16,400	(482)	339	(143)	0	(15)
Receive	UKRPI	3.428	Maturity	03/15/2047		14,690	657	94	751	0	(31)

							$4,630	$(4,281)	$349	$3,810	$(3,812)

Total Swap Agreements							$(4,634)	$(4,897)	$(9,531)	$3,814	$(4,379)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$6	$8,272	$4,298	$12,576	$(182)	$(4,125)	$(5,296)	$(9,603)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

(l)

Securities with an aggregate market value of $83,656 and cash of $10,500 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $484 and liability of $(917) for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	14,190	$	10,503	$17	$0
BOA	04/2019	EUR	112,390		128,280	2,206	0
	04/2019	$	611	MXN	11,683	0	(11)
	06/2019		117	ILS	422	0	(1)
BPS	04/2019	ARS	5,585	$	127	0	(2)
	04/2019	BRL	18,717		4,954	175	0
	04/2019	IDR	69,851,600		4,964	59	0
	04/2019	$	268	ARS	11,428	0	(8)
	04/2019		4,900	IDR	69,851,600	5	0
	04/2019		518	MXN	10,169	5	0
	04/2019		9,881	PLN	37,421	0	(126)
	04/2019		4,451	TRY	24,073	0	(133)
	04/2019	ZAR	68,137	$	4,716	0	(6)
	05/2019	$	408	ARS	18,104	2	(13)
	06/2019		40,730	COP	128,110,702	0	(694)
BRC	04/2019	ARS	240,049	$	5,571	180	0
	04/2019	BRL	37,307		9,836	312	0
	04/2019	IDR	70,439,460		4,951	25	0

36	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019	$	4,703	BRL	18,664	$64	$0
	04/2019		58,376	JPY	6,453,400	0	(148)
CBK	04/2019	EUR	23,203	$	26,121	93	0
	04/2019	GBP	80,304		106,565	1,973	0
	04/2019	JPY	6,453,400		58,504	276	0
	04/2019	$	15	ARS	647	0	0
	04/2019		15,064	CNH	103,979	402	0
	04/2019		1,944	DKK	12,632	0	(46)
	04/2019		4,834	EUR	4,248	0	(69)
	04/2019		10,936	GBP	8,243	0	(200)
	05/2019		58,667	JPY	6,453,400	0	(259)
	06/2019	KRW	48,843,279	$	43,719	694	0
	06/2019	MXN	357,759		18,171	10	(22)
DUB	04/2019	$	5,605	ARS	240,049	0	(214)
	08/2019	ARS	240,049	$	4,954	263	0
FBF	04/2019		10,545		243	0	0
	04/2019	$	266	ARS	10,545	0	(22)
GLM	04/2019	ARS	20,162	$	465	0	0
	04/2019	AUD	98,007		70,059	469	0
	04/2019	BRL	48,065		12,459	189	0
	04/2019	CLP	3,322,644		5,054	171	0
	04/2019	GBP	173,014		230,108	4,766	0
	04/2019	TRY	24,073		4,286	0	(32)
	04/2019	$	490	ARS	20,162	0	(25)
	04/2019		69,854	AUD	98,548	120	0
	04/2019		7,432	BRL	28,960	0	(35)
	04/2019		593	CNH	3,973	0	(2)
	04/2019		12,411	EUR	10,969	0	(106)
	04/2019		453	PLN	1,694	0	(12)
	04/2019		4,193	TRY	24,073	0	(15)
	05/2019	AUD	98,548	$	69,896	0	(121)
	06/2019	CNH	3,973		593	2	0
	07/2019	$	4,520	ARS	223,496	0	(104)
HUS	04/2019	ARS	25,122	$	574	0	(5)
	04/2019	BRL	18,664		4,704	0	(64)
	04/2019	CAD	97,700		74,042	930	0
	04/2019	CLP	6,672,863		10,147	341	0
	04/2019	IDR	140,007,553		9,823	26	(10)
	04/2019	MXN	97,050		5,087	87	0
	04/2019	RUB	319,983		4,940	85	0
	04/2019	$	1,671	ARS	74,659	11	0
	04/2019		4,824	BRL	18,664	0	(57)
	04/2019		4,939	CLP	3,364,097	4	0
	04/2019		25,098	MXN	483,193	0	(260)
	04/2019		9,324	TRY	51,653	0	(258)
	04/2019		14,708	ZAR	208,251	0	(287)
	05/2019		4,082	ARS	181,479	8	(142)
	05/2019	ZAR	4,149	$	302	15	0
	06/2019	RUB	614,600		9,192	0	(79)
	06/2019	$	12,287	INR	884,733	329	0
JPM	04/2019	BRL	28,950	$	7,429	35	0
	04/2019	EUR	35,899		40,681	411	0
	04/2019	MXN	35,942		1,886	38	0
	04/2019	$	7,697	BRL	28,950	0	(303)
	04/2019		6,783	CNH	46,813	180	0
	04/2019		722	MXN	14,090	2	0
	04/2019		4,409	TRY	24,549	0	(101)
	05/2019	EUR	210,162	$	236,594	226	0
	05/2019	$	1,877	MXN	35,942	0	(39)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	06/2019	$	142	ILS	509	$0	$(1)
	07/2019		1,919	DKK	12,634	0	(5)
	01/2020	BRL	30,370	$	7,895	312	0
MSB	05/2019	$	349	ARS	14,818	0	(23)
RYL	04/2019	AUD	541	$	384	0	0
	04/2019	CLP	9,983,147		14,796	129	(4)
	04/2019	EUR	53,887		60,951	504	0
	04/2019	IDR	139,703,200		9,802	21	(5)
	04/2019	$	4,957	CLP	3,364,097	0	(13)
	04/2019		4,921	IDR	69,851,600	0	(16)
SCX	04/2019	NZD	120,198	$	82,652	798	0
	04/2019	$	325,547	GBP	245,902	0	(5,272)
	04/2019		81,691	NZD	120,198	164	0
	05/2019	GBP	245,902	$	326,040	5,265	0
	05/2019	NZD	120,198		81,733	0	(168)
	06/2019	TWD	1,498,192		48,706	14	0
	06/2019	$	47,505	IDR	678,032,236	0	(483)
SOG	04/2019	CNH	154,766	$	22,093	0	(927)
TOR	06/2019	$	8,721	COP	27,294,009	0	(191)
UAG	04/2019		72,773	CAD	97,700	339	0
	05/2019	CAD	97,700	$	72,829	0	(340)

Total Forward Foreign Currency Contracts						$22,752	$(11,479)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	03/27/2020	50,000	$322	$267
BRC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	02/24/2020	105,100	466	811
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	02/20/2020	748,300	3,311	5,732
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	02/21/2020	517,200	2,104	3,969
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/26/2020	988,400	5,857	5,254
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/27/2020	311,700	2,108	1,662

Total Purchased Options							$14,168	$17,695

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	24,700	$(25)	$(1)
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	20,400	(21)	0
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	23,900	(23)	0

38	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2019

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050%	04/17/2019	21,700	$(21)	$0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	04/17/2019	25,900	(27)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	23,500	(23)	(1)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	25,300	(43)	(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	8,200	(16)	0

						$(199)	$(3)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	254,600	$(2,273)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	34,000	(439)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	46,100	(2,097)	(107)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	182,300	(1,326)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	27,400	(191)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	149,900	(1,694)	(3)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	64,700	(1,194)	(50)

						$(9,214)	$(160)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.348%	03/27/2020	20,400	$(322)	$(273)
BRC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.520	02/24/2020	45,050	(467)	(793)
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.521	02/20/2020	320,150	(3,312)	(5,627)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.527	02/21/2020	221,000	(2,102)	(3,930)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.338	03/26/2020	204,700	(2,825)	(2,678)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.344	03/26/2020	204,700	(3,070)	(2,711)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.361	03/27/2020	130,100	(2,122)	(1,787)

							$(14,220)	$(17,799)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	639,100	$(495)	$(197)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$	98.641	06/06/2019	27,000	$(64)	$(68)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.641	06/06/2019	54,200	(110)	(66)
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.625	06/06/2019	27,200	(66)	(68)

						$(240)	$(202)

Total Written Options						$(24,368)	$(18,361)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(5)	Notional Amount(6)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	1.092%	$	17,600	$160	$(94)	$66	$0
BPS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092		22,600	225	(141)	84	0
BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092		24,000	205	(116)	89	0
GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092		12,200	108	(62)	46	0
HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092		20,200	187	(112)	75	0

								$885	$(525)	$360	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(4)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(6)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
GST	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$	23,700	$(1,245)	$1,483	$238	$0
MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		4,800	(335)	383	48	0
SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		12,300	(26)	(30)	0	(56)

							$(1,606)	$1,836	$286	$(56)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.285%	Annual	02/16/2020	ILS	141,370	$0	$7	$7	$0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		86,740	0	(72)	0	(72)
	Pay	1-Year ILS-TELBOR	1.963	Annual	02/16/2028		29,770	(2)	307	305	0
	Receive	CPURNSA	2.500	Maturity	07/15/2022	$	50,000	330	(5,378)	0	(5,048)
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS	74,520	0	(63)	0	(63)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		16,030	0	205	205	0

40	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2019

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Receive	1-Year ILS-TELBOR	0.414%	Annual	06/20/2020	ILS	71,730	$0	$(77)	$0	$(77)
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028		15,310	0	255	255	0
GLM	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		58,880	4	(53)	0	(49)
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028		18,170	0	140	140	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		12,600	0	176	176	0
MYC	Pay	CPURNSA	1.805	Maturity	09/20/2026	$	9,860	0	(211)	0	(211)

								$332	$(4,764)	$1,088	$(5,520)

TOTAL RETURN SWAPS ON SECURITIES
Counterparty	Pay/ Receive(8)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.670%	Maturity	04/08/2019	$250,000	$0	$1,441	$1,441	$0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.680	Maturity	04/15/2019	116,100	0	964	964	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.660	Maturity	04/22/2019	63,900	0	464	464	0
GLM	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.760	Maturity	04/11/2019	300,000	0	1,063	1,063	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.760	Maturity	04/29/2019	72,200	0	698	698	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.760	Maturity	05/01/2019	100,000	0	339	339	0
JPM	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.620	Maturity	04/09/2019	200,000	0	1,249	1,249	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.630	Maturity	04/18/2019	7,900	0	147	147	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.650	Maturity	04/22/2019	50,000	0	149	149	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.640	Maturity	04/30/2019	50,000	0	390	390	0
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.700 (Federal Funds Rate plus a specified spread)	Maturity	04/10/2019	175,000	0	348	348	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.750 (Federal Funds Rate plus a specified spread)	Maturity	04/10/2019	50,000	0	760	760	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.750 (Federal Funds Rate plus a specified spread)	Maturity	04/10/2019	150,000	0	804	804	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.770 (Federal Funds Rate plus a specified spread)	Maturity	04/11/2019	50,000	0	1,094	1,094	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.770 (Federal Funds Rate plus a specified spread)	Maturity	04/11/2019	150,000	0	2,619	2,619	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.690 (Federal Funds Rate plus a specified spread)	Maturity	05/09/2019	200,000	0	308	308	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.700 (Federal Funds Rate plus a specified spread)	Maturity	05/09/2019	200,000	0	1,789	1,789	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Pay/ Receive(8)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.600% (Federal Funds Rate plus a specified spread)	Maturity	06/04/2019	$150,000	$0	$378	$378	$0

								$0	$15,004	$15,004	$0

Total Swap Agreements								$(389)	$11,551	$16,738	$(5,576)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
AZD	$17	$0	$0	$17	$0	$0	$0	$0	$17	$0	$17
BOA	2,206	267	378	2,851	(12)	(274)	(5,120)	(5,406)	(2,555)	2,807	252
BPS	246	0	2,953	3,199	(982)	0	0	(982)	2,217	(2,400)	(183)
BRC	581	811	294	1,686	(148)	(793)	(63)	(1,004)	682	(1,170)	(488)
CBK	3,448	0	0	3,448	(596)	(1)	0	(597)	2,851	(2,280)	571
DUB	263	0	255	518	(214)	0	(77)	(291)	227	(250)	(23)
FAR	0	0	0	0	0	(134)	0	(134)	(134)	0	(134)
FBF	0	0	0	0	(22)	0	0	(22)	(22)	0	(22)
GLM	5,717	0	2,416	8,133	(452)	(107)	(49)	(608)	7,525	(8,740)	(1,215)
GSC	0	0	0	0	0	(68)	0	(68)	(68)	0	(68)
GST	0	0	284	284	0	(1)	0	(1)	283	(260)	23
HUS	1,836	0	75	1,911	(1,162)	0	0	(1,162)	749	(880)	(131)
JPM	1,204	0	1,935	3,139	(449)	(53)	0	(502)	2,637	(2,140)	497
MEI	0	0	48	48	0	0	0	0	48	0	48
MSB	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
MYC	0	16,617	8,100	24,717	0	(16,930)	(211)	(17,141)	7,576	(13,216)	(5,640)
RYL	654	0	0	654	(38)	0	0	(38)	616	(1,210)	(594)
SAL	0	0	0	0	0	0	(56)	(56)	(56)	0	(56)
SCX	6,241	0	0	6,241	(5,923)	0	0	(5,923)	318	(460)	(142)
SOG	0	0	0	0	(927)	0	0	(927)	(927)	930	3
TOR	0	0	0	0	(191)	0	0	(191)	(191)	0	(191)
UAG	339	0	0	339	(340)	0	0	(340)	(1)	0	(1)

Total Over the Counter	$22,752	$17,695	$16,738	$57,185	$(11,479)	$(18,361)	$(5,576)	$(35,416)

(n)

Securities with an aggregate market value of $3,737 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)	YOY options may have a series of expirations.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance

42	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2019

risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	8,272	8,272
Swap Agreements	0	4	0	0	4,294	4,298

	$0	$4	$0	$0	$12,572	$12,576

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,752	$0	$22,752
Purchased Options	0	0	0	0	17,695	17,695
Swap Agreements	0	646	0	0	16,092	16,738

	$0	$646	$0	$22,752	$33,787	$57,185

	$0	$650	$0	$22,752	$46,359	$69,761

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$182	$182
Futures	0	0	0	0	4,125	4,125
Swap Agreements	0	567	0	0	4,729	5,296

	$0	$567	$0	$0	$9,036	$9,603

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,479	$0	$11,479
Written Options	0	3	0	0	18,358	18,361
Swap Agreements	0	56	0	0	5,520	5,576

	$0	$59	$0	$11,479	$23,878	$35,416

	$0	$626	$0	$11,479	$32,914	$45,019

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO Real Return Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(58)	$(58)
Written Options	0	0	0	0	6,109	6,109
Futures	0	0	0	0	(49,782)	(49,782)
Swap Agreements	0	(6,606)	0	0	677	(5,929)

	$0	$(6,606)	$0	$0	$(43,054)	$(49,660)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$127,199	$0	$127,199
Purchased Options	0	(3)	0	0	(3,287)	(3,290)
Written Options	0	3,101	0	1,081	2,435	6,617
Swap Agreements	0	2,619	0	0	18,480	21,099

	$0	$5,717	$0	$128,280	$17,628	$151,625

	$0	$(889)	$0	$128,280	$(25,426)	$101,965

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(20)	$(20)
Written Options	0	0	0	0	128	128
Futures	0	0	0	0	(13,392)	(13,392)
Swap Agreements	0	370	0	0	(8,687)	(8,317)

	$0	$370	$0	$0	$(21,971)	$(21,601)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30,662	$0	$30,662
Purchased Options	0	0	0	0	4,775	4,775
Written Options	0	(295)	0	0	(3,077)	(3,372)
Swap Agreements	0	(3,289)	0	0	14,707	11,418

	$0	$(3,584)	$0	$30,662	$16,405	$43,483

	$0	$(3,214)	$0	$30,662	$(5,566)	$21,882

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$298,825	$0	$298,825
Industrials	0	60,032	0	60,032
Specialty Finance	0	33,063	0	33,063
Utilities	0	80,257	0	80,257
U.S. Government Agencies	0	1,529,401	0	1,529,401
U.S. Treasury Obligations	0	7,853,397	0	7,853,397
Non-Agency Mortgage-Backed Securities	0	241,440	0	241,440
Asset-Backed Securities	0	491,939	0	491,939
Sovereign Issues	0	874,516	0	874,516

44	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Preferred Securities
Banking & Finance	$0	$2,621	$0	$2,621
Short-Term Instruments
Repurchase Agreements	0	1,303	0	1,303
Argentina Treasury Bills	0	3,981	0	3,981
	$0	$11,470,775	$0	$11,470,775

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$14,834	$0	$0	$14,834
Total Investments	$14,834	$11,470,775	$0	$11,485,609

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(296,712)	$0	$(296,712)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	8,272	3,820	0	12,092
Over the counter	0	57,185	0	57,185
	$8,272	$61,005	$0	$69,277

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,125)	(4,561)	0	(8,686)
Over the counter	0	(35,416)	0	(35,416)
	$(4,125)	$(39,977)	$0	$(44,102)
Total Financial Derivative Instruments	$4,147	$21,028	$0	$25,175
Totals	$18,981	$11,195,091	$0	$11,214,072

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

46	PIMCO REAL RETURN FUND

March 31, 2019

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

ANNUAL REPORT	MARCH 31, 2019	47

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after

48	PIMCO REAL RETURN FUND

March 31, 2019

December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded

ANNUAL REPORT	MARCH 31, 2019	49

Notes to Financial Statements (Cont.)

options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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Notes to Financial Statements (Cont.)

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$175	$5,689,926	$(5,675,300)	$33	$0	$14,834	$1,725	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

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Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be

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Notes to Financial Statements (Cont.)

adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2019 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National

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Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value

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Notes to Financial Statements (Cont.)

of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend

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or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an

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Notes to Financial Statements (Cont.)

amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

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Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other

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Notes to Financial Statements (Cont.)

relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default

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swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable

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interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market,

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Notes to Financial Statements (Cont.)

reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from

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Notes to Financial Statements (Cont.)

counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.35%	0.35%	0.35%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.50% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.50%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

70	PIMCO REAL RETURN FUND

March 31, 2019

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$27,827	$172,025

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	MARCH 31, 2019	71

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$33,994,480	$37,891,296	$1,274,939	$1,332,541

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	129,374	$1,386,301	170,242		$1,870,748

I-2	42,021	451,475	50,565		555,808

I-3	53,658	565,126	0		0

Administrative Class	12,023	129,245	12,163		133,676

Class D	0	0	8,628		94,931

Class A	37,451	402,374	98,919	(a)	1,081,831	(a)

Class C	974	10,448	1,511		16,610

Class R	3,647	39,118	4,642		51,010

Issued as reinvestment of distributions

Institutional Class	12,278	132,327	13,619		149,632

I-2	2,699	29,111	2,655		29,166

I-3	220	2,341	0		0

Administrative Class	874	9,426	998		10,965

Class D	0	0	1,019		11,206

Class A	3,664	39,527	3,001		32,964

Class C	376	4,063	482		5,299

Class R	427	4,608	468		5,146

Cost of shares redeemed

Institutional Class	(176,836)	(1,894,351)	(207,484)		(2,278,073)

I-2	(95,486)	(1,013,479)	(32,022)		(351,642)

I-3	(3,695)	(39,327)	0		0

Administrative Class	(25,845)	(275,697)	(21,564)		(237,191)

Class D	0	0	(73,479	)(a)	(801,898	)(a)

Class A	(72,868)	(780,968)	(50,594)		(555,833)

Class C	(12,175)	(130,665)	(31,848)		(350,951)

Class R	(7,743)	(82,933)	(7,911)		(86,924)

Net increase (decrease) resulting from Fund share transactions	(94,962)	$(1,011,930)	(55,990)		$(613,520)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 48,575 Class D shares in the amount of $528,109 converted into Class A shares of the Fund.

72	PIMCO REAL RETURN FUND

March 31, 2019

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Real Return Fund	$94,137	$0	$29,945	$(359)	$(517,831)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation protected securities (TIPS), sale/buyback transactions, straddle loss deferrals, convertible preferred securities, and Lehman Securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	MARCH 31, 2019	73

Notes to Financial Statements (Cont.)

March 31, 2019

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Real Return Fund	$109,335	$408,496

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Real Return Fund	$11,136,669	$234,184	$(205,305)	$28,879

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation protected securities (TIPS), sale/buyback transactions, Lehman securities, unrealized gain or loss on certain futures, convertible preferred securities, options and forward contracts, straddle loss deferrals, and realized and unrealized gain (loss) swap contracts.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Real Return Fund	$236,000	$0	$0	$261,018	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

74	PIMCO REAL RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Real Return Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related statements of operations and cash flows for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2019	75

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOM	Bank of Montreal	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	NOM	Nomura Securities International Inc.
CBK	Citibank N.A.	RCY	Royal Bank of Canada
DUB	Deutsche Bank AG	RYL	Merrill Lynch, Pierce, Fenner & Smith, Inc.
FAR	Wells Fargo Bank National Association	SAL	Citigroup Global Markets, Inc.
FBF	Credit Suisse International	SCX	Standard Chartered Bank
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	TOR	Toronto Dominion Bank
GSC	Goldman Sachs & Co.	UAG	UBS AG Stamford
GST	Goldman Sachs International	UBS	UBS Securities LLC
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NZD	New Zealand Dollar
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
BADLARPP	Argentina Badlar Floating Rate Notes	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.HY	Credit Derivatives Index - High Yield	ISDA	International Swaps and Derivatives Association, Inc.
CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Prices Index
CMBX	Commercial Mortgage-Backed Index	US0001M	1 Month USD Swap Rate
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	US0003M	3 Month USD Swap Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	TELBOR	Tel Aviv Inter-Bank Offered Rate
CLO	Collateralized Loan Obligation	YOY	Year-Over-Year
DAC	Designated Activity Company

76	PIMCO REAL RETURN FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PIMCO Real Return Fund	0.00%	0.00%	$235,998	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	MARCH 31, 2019	77

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

78	PIMCO REAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2019	79

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

80	PIMCO REAL RETURN FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2019	81

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

82	PIMCO REAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3015AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

PIMCO Short-Term Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO SHORT-TERM FUND

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the PIMCO Short-Term Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of

4	PIMCO SHORT-TERM FUND

LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Short-Term Fund	10/07/87	10/07/87	04/30/08	04/27/18	02/01/96	01/20/97	01/20/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the PIMCO Short-Term Fund (Cont.)

the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO SHORT-TERM FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO Short-Term Fund

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	2.31%	1.87%	2.29%	4.26%
PIMCO Short-Term Fund I-2	2.21%	1.77%	2.18%	4.17%
PIMCO Short-Term Fund I-3	2.17%	1.72%	2.13%	4.10%
PIMCO Short-Term Fund Administrative Class	2.06%	1.62%	2.03%	4.00%
PIMCO Short-Term Fund Class A	2.06%	1.62%	2.01%	3.89%
PIMCO Short-Term Fund Class A (adjusted)	(0.24)%	1.16%	1.78%	3.82%
PIMCO Short-Term Fund Class C	1.76%	1.31%	1.70%	3.58%
PIMCO Short-Term Fund Class C (adjusted)	0.76%	1.31%	1.70%	3.58%
PIMCO Short-Term Fund Class R	1.81%	1.36%	1.76%	3.71%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.41%	3.14%♦
Lipper Ultra-Short Obligation Funds Average	2.36%	1.07%	1.29%	4.17%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for Institutional Class shares, 0.67% for I-2 shares, 0.77% for I-3 shares, 0.82% for Administrative Class shares, 0.82% for Class A shares, 1.12% for Class C shares, and 1.07% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO SHORT-TERM FUND

Institutional Class - PTSHX	I-2 - PTSPX	I-3 - PTSNX	Administrative Class - PSFAX
Class A - PSHAX	Class C - PFTCX	Class R - PTSRX

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	57.4%
U.S. Government Agencies	12.7%
Short-Term Instruments‡	10.7%
Asset-Backed Securities	10.0%
Non-Agency Mortgage-Backed Securities	5.8%
U.S. Treasury Obligations	1.5%
Loan Participations and Assignments	1.1%
Other	0.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to Canadian 2-year rates contributed to performance, as Canadian 2-year rates fell.

»	Short exposure to the euro, versus the U.S. dollar, contributed to performance, as the euro depreciated.
»	Holdings of investment grade corporate credit contributed to performance, as this sector generally posted positive total returns.

»	Underweight exposure to U.K. duration detracted from performance, as U.K. rates fell.

»	Short exposure to high yield corporate credit, particularly in the first three months of 2019, detracted from performance, as spreads tightened in the first three months of 2019.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Example PIMCO Short-Term Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,007.10	$2.35	$1,000.00	$1,022.59	$2.37	0.47%
I-2	1,000.00	1,006.60	2.85	1,000.00	1,022.09	2.87	0.57
I-3	1,000.00	1,006.40	3.10	1,000.00	1,021.84	3.13	0.62
Administrative Class	1,000.00	1,005.80	3.60	1,000.00	1,021.34	3.63	0.72
Class A	1,000.00	1,005.80	3.60	1,000.00	1,021.34	3.63	0.72
Class C	1,000.00	1,004.40	5.10	1,000.00	1,019.85	5.14	1.02
Class R	1,000.00	1,004.60	4.85	1,000.00	1,020.09	4.89	0.97

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO SHORT-TERM FUND

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	11

Financial Highlights PIMCO Short-Term Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2019	$9.85	$0.26	$(0.03)	$0.23	$(0.26)	$(0.02)	$0.00	$(0.28)

03/31/2018	9.82	0.19	0.02	0.21	(0.18)	0.00	0.00	(0.18)

03/31/2017	9.66	0.17	0.16	0.33	(0.14)	0.00	(0.03)	(0.17)

03/31/2016	9.79	0.14	(0.09)	0.05	(0.18)	0.00	0.00	(0.18)

03/31/2015	9.88	0.08	0.02	0.10	(0.14)	(0.05)	0.00	(0.19)

I-2

03/31/2019	9.85	0.25	(0.03)	0.22	(0.25)	(0.02)	0.00	(0.27)

03/31/2018	9.82	0.18	0.02	0.20	(0.17)	0.00	0.00	(0.17)

03/31/2017	9.66	0.16	0.16	0.32	(0.13)	0.00	(0.03)	(0.16)

03/31/2016	9.79	0.13	(0.09)	0.04	(0.17)	0.00	0.00	(0.17)

03/31/2015	9.88	0.07	0.02	0.09	(0.13)	(0.05)	0.00	(0.18)

I-3

04/27/2018 - 03/31/2019	9.88	0.24	(0.07)	0.17	(0.23)	(0.02)	0.00	(0.25)

Administrative Class

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	0.00	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)

03/31/2016	9.79	0.11	(0.09)	0.02	(0.15)	0.00	0.00	(0.15)

03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	0.00	(0.17)

Class A

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	0.00	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)

03/31/2016	9.79	0.12	(0.10)	0.02	(0.15)	0.00	0.00	(0.15)

03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	0.00	(0.17)

Class C

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	0.00	(0.23)

03/31/2018	9.82	0.14	0.01	0.15	(0.12)	0.00	0.00	(0.12)

03/31/2017	9.66	0.12	0.16	0.28	(0.09)	0.00	(0.03)	(0.12)

03/31/2016	9.79	0.09	(0.10)	(0.01)	(0.12)	0.00	0.00	(0.12)

03/31/2015	9.88	0.03	0.02	0.05	(0.09)	(0.05)	0.00	(0.14)

Class R

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	0.00	(0.23)

03/31/2018	9.82	0.14	0.02	0.16	(0.13)	0.00	0.00	(0.13)

03/31/2017	9.66	0.12	0.17	0.29	(0.10)	0.00	(0.03)	(0.13)

03/31/2016	9.79	0.09	(0.09)	0.00	(0.13)	0.00	0.00	(0.13)

03/31/2015	9.88	0.03	0.02	0.05	(0.09)	(0.05)	0.00	(0.14)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.80	2.31%	$10,930,485	0.50%		0.50%		0.45%		0.45%		2.63%		104%

9.85	2.11	10,792,869	0.57		0.57		0.45		0.45		1.98		156

9.82	3.49	7,238,471	0.53		0.53		0.45		0.45		1.76		324

9.66	0.47	8,433,549	0.47		0.47		0.45		0.45		1.42		1,753

9.79	1.00	10,827,073	0.46		0.46		0.45		0.45		0.86		283

9.80	2.21	3,915,317	0.60		0.60		0.55		0.55		2.56		104

9.85	2.00	2,323,358	0.67		0.67		0.55		0.55		1.87		156

9.82	3.38	1,713,191	0.63		0.63		0.55		0.55		1.65		324

9.66	0.37	1,155,364	0.57		0.57		0.55		0.55		1.38		1,753

9.79	0.90	426,732	0.56		0.56		0.55		0.55		0.75		283

9.80	1.70	80,706	0.65	*	0.70	*	0.60	*	0.65	*	2.71	*	104

9.80	2.06	1,864,756	0.75		0.75		0.70		0.70		2.37		104

9.85	1.85	1,927,190	0.82		0.82		0.70		0.70		1.72		156

9.82	3.23	1,677,360	0.78		0.78		0.70		0.70		1.51		324

9.66	0.22	1,408,999	0.72		0.72		0.70		0.70		1.16		1,753

9.79	0.75	1,779,070	0.71		0.71		0.70		0.70		0.60		283

9.80	2.06	1,680,136	0.75		0.75		0.70		0.70		2.38		104

9.85	1.85	1,728,328	0.82		0.82		0.70		0.70		1.72		156

9.82	3.23	903,392	0.78		0.78		0.70		0.70		1.50		324

9.66	0.22	618,410	0.72		0.72		0.70		0.70		1.18		1,753

9.79	0.75	641,931	0.71		0.71		0.70		0.70		0.60		283

9.80	1.76	172,777	1.05		1.05		1.00		1.00		2.10		104

9.85	1.55	136,018	1.12		1.12		1.00		1.00		1.41		156

9.82	2.92	174,228	1.08		1.08		1.00		1.00		1.21		324

9.66	(0.08)	178,088	1.02		1.02		1.00		1.00		0.88		1,753

9.79	0.45	190,986	1.01		1.01		1.00		1.00		0.30		283

9.80	1.81	128,331	1.00		1.00		0.95		0.95		2.13		104

9.85	1.60	122,140	1.07		1.07		0.95		0.95		1.47		156

9.82	2.97	116,464	1.03		1.03		0.95		0.95		1.25		324

9.66	(0.03)	104,036	0.97		0.97		0.95		0.95		0.94		1,753

9.79	0.50	77,909	0.96		0.96		0.95		0.95		0.35		283

ANNUAL REPORT	MARCH 31, 2019	13

Statement of Assets and Liabilities PIMCO Short-Term Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$19,274,379
Investments in Affiliates	1,707,685
Financial Derivative Instruments
Exchange-traded or centrally cleared	23,129
Over the counter	35,263
Cash	897
Deposits with counterparty	55,046
Foreign currency, at value	23,670
Receivable for investments sold	18,097
Receivable for TBA investments sold	425,232
Receivable for Fund shares sold	44,325
Interest and/or dividends receivable	98,322
Dividends receivable from Affiliates	3,831
Reimbursement receivable from PIMCO	3

Total Assets	21,709,879

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$673,176
Financial Derivative Instruments
Exchange-traded or centrally cleared	19,243
Over the counter	5,900
Payable for investments purchased	281,807
Payable for investments in Affiliates purchased	3,831
Payable for TBA investments purchased	1,862,948
Deposits from counterparty	34,711
Payable for Fund shares redeemed	44,048
Distributions payable	3,164
Accrued investment advisory fees	4,046
Accrued supervisory and administrative fees	3,582
Accrued distribution fees	469
Accrued servicing fees	425
Other liabilities	21

Total Liabilities	2,937,371

Net Assets	$18,772,508

Net Assets Consist of:

Paid in capital	$18,893,613
Distributable earnings (accumulated loss)	(121,105)

Net Assets	$18,772,508

Cost of investments in securities	$19,233,247
Cost of investments in Affiliates	$1,712,885
Cost of foreign currency held	$23,769
Cost or premiums of financial derivative instruments, net	$(26,880)

* Includes repurchase agreements of:	$35,761

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

Net Assets:

Institutional Class	$10,930,485
I-2	3,915,317
I-3	80,706
Administrative Class	1,864,756
Class A	1,680,136
Class C	172,777
Class R	128,331

Shares Issued and Outstanding:

Institutional Class	1,115,408
I-2	399,539
I-3	8,236
Administrative Class	190,291
Class A	171,451
Class C	17,631
Class R	13,096

Net Asset Value Per Share Outstanding:

Institutional Class	$9.80
I-2	9.80
I-3	9.80
Administrative Class	9.80
Class A	9.80
Class C	9.80
Class R	9.80

ANNUAL REPORT	MARCH 31, 2019	15

Statement of Operations PIMCO Short-Term Fund

Year Ended March 31, 2019
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$495,883
Dividends	1,320
Dividends from Investments in Affiliates	98,809
Total Income	596,012

Expenses:

Investment advisory fees	47,488
Supervisory and administrative fees	41,390
Distribution and/or servicing fees - Administrative Class	4,751
Distribution fees - Class C	481
Distribution fees - Class R	314
Servicing fees - Class A	4,360
Servicing fees - Class C	401
Servicing fees - Class R	314
Trustee fees	107
Interest expense	10,373
Miscellaneous expense	2
Total Expenses	109,981
Waiver and/or Reimbursement by PIMCO	(15)
Net Expenses	109,966

Net Investment Income (Loss)	486,046

Net Realized Gain (Loss):

Investments in securities	25,955
Investments in Affiliates	(5,869)
Net capital gain distributions received from Affiliate investments	2,880
Exchange-traded or centrally cleared financial derivative instruments	(147,110)
Over the counter financial derivative instruments	108,861
Short sales	(8,866)
Foreign currency	(11,498)

Net Realized Gain (Loss)	(35,647)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	7,883
Investments in Affiliates	(2,522)
Exchange-traded or centrally cleared financial derivative instruments	(72,038)
Over the counter financial derivative instruments	28,226
Foreign currency assets and liabilities	(250)

Net Change in Unrealized Appreciation (Depreciation)	(38,701)

Net Increase (Decrease) in Net Assets Resulting from Operations	$411,698

* Foreign tax withholdings	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO SHORT-TERM FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Short-Term Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$486,046	$262,135
Net realized gain (loss)	(35,647)	37,873
Net change in unrealized appreciation (depreciation)	(38,701)	(34,685)

Net Increase (Decrease) in Net Assets Resulting from Operations	411,698	265,323

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(327,206)	(149,383)
I-2	(93,130)	(33,075)
I-3	(977)	0
Administrative Class	(48,529)	(27,684)
Class D	0	(8,185	)(a)
Class A	(44,758)	(15,817)
Class C	(3,706)	(1,746)
Class R	(2,907)	(1,537)

Total Distributions(b)	(521,213)	(237,427)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	1,852,120	4,665,612

Total Increase (Decrease) in Net Assets	1,742,605	4,693,508

Net Assets:

Beginning of year	17,029,903	12,336,395
End of year	$18,772,508	$17,029,903

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	17

Schedule of Investments PIMCO Short-Term Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.2%

American Honda Finance Corp.
3.451% (LIBOR03M + 0.850%) due 03/29/2021 «~	$30,000	$29,947

Delos Finance SARL
4.351% (LIBOR03M + 1.750%) due 10/06/2023 ~	600	600

Las Vegas Sands LLC
4.249% (LIBOR03M + 1.750%) due 03/27/2025 ~	20,888	20,548

Qatar National Bank SAQ
3.583% (LIBOR03M + 0.900%) due 12/22/2020 «~	44,200	43,924

Toyota Motor Credit Corp.
3.177% (LIBOR03M + 0.580%) due 11/08/2019 «~	113,200	113,030

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	16,530	16,527

Total Loan Participations and Assignments (Cost $224,567)		224,576

CORPORATE BONDS & NOTES 64.2%

BANKING & FINANCE 28.5%

ABN AMRO Bank NV
3.209% (US0003M + 0.570%) due 08/27/2021 ~	18,600	18,637

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	16,400	16,323
2.750% due 09/16/2019	3,600	3,595

AerCap Ireland Capital DAC
3.500% due 05/26/2022	1,400	1,401
3.750% due 05/15/2019	50,706	50,749
4.250% due 07/01/2020	9,220	9,347
4.450% due 12/16/2021	28,550	29,302
4.500% due 05/15/2021	5,800	5,928
4.625% due 10/30/2020	15,750	16,130
4.625% due 07/01/2022	4,150	4,285
5.000% due 10/01/2021	4,500	4,672

AIA Group Ltd.
3.153% (US0003M + 0.520%) due 09/20/2021 ~	39,800	39,776

AIG Global Funding
3.062% (US0003M + 0.460%) due 06/25/2021 ~	4,000	4,002

Air Lease Corp.
2.125% due 01/15/2020	17,871	17,778
2.500% due 03/01/2021	6,700	6,651
2.750% due 01/15/2023	12,800	12,502
3.375% due 06/01/2021	5,300	5,328
3.500% due 01/15/2022	18,700	18,885
4.750% due 03/01/2020	2,561	2,602

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aircastle Ltd.
5.125% due 03/15/2021	$9,712	$10,026
5.500% due 02/15/2022	4,310	4,525
6.250% due 12/01/2019	19,979	20,348
7.625% due 04/15/2020	7,434	7,767

Allstate Corp.
3.031% (US0003M + 0.430%) due 03/29/2021 ~	5,000	4,996

Ally Financial, Inc.
3.750% due 11/18/2019	5,750	5,779
4.125% due 03/30/2020	12,000	12,109
4.250% due 04/15/2021	1,700	1,728
7.500% due 09/15/2020	300	319
8.000% due 03/15/2020	3,500	3,666

Ambac LSNI LLC
7.592% due 02/12/2023 •	2	2

American International Group, Inc.
2.300% due 07/16/2019	2,100	2,097

American Tower Corp.
2.250% due 01/15/2022	13,118	12,928
2.800% due 06/01/2020	21,025	21,016
3.375% due 05/15/2024	9,500	9,560
5.050% due 09/01/2020	500	515

Aozora Bank Ltd.
2.750% due 03/09/2020	22,690	22,549

Assurant, Inc.
3.860% (US0003M + 1.250%) due 03/26/2021 ~	46,065	45,982

Athene Global Funding
2.750% due 04/20/2020	9,675	9,650
3.000% due 07/01/2022	2,000	1,997
3.901% (US0003M + 1.140%) due 04/20/2020 ~	50,805	51,102
4.000% due 01/25/2022	2,500	2,564
4.038% (US0003M + 1.230%) due 07/01/2022 ~	111,339	111,899

AvalonBay Communities, Inc.
3.217% (US0003M + 0.430%) due 01/15/2021 ~	13,300	13,208

Aviation Capital Group LLC
2.875% due 01/20/2022	10,580	10,427
3.421% (US0003M + 0.670%) due 07/30/2021 ~	21,691	21,567
3.576% (US0003M + 0.950%) due 06/01/2021 ~	17,500	17,508
7.125% due 10/15/2020	9,593	10,129

Axis Bank Ltd.
3.250% due 05/21/2020	42,350	42,287

Banco Santander Chile
3.571% (US0003M + 0.800%) due 07/25/2020 ~	10,000	10,030
3.839% (US0003M + 1.200%) due 11/28/2021 ~	19,200	19,403

18	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
3.421% (US0003M + 0.660%) due 07/21/2021 ~	$48,300	$48,426
7.625% due 06/01/2019	800	806

Barclays PLC
2.750% due 11/08/2019	145,767	145,678
4.063% (US0003M + 1.380%) due 05/16/2024 ~	10,300	10,003
4.114% (US0003M + 1.430%) due 02/15/2023 ~	16,539	16,450
4.807% (US0003M + 2.110%) due 08/10/2021 ~	6,878	7,024

BGC Partners, Inc.
5.125% due 05/27/2021	2,550	2,604

BOC Aviation Ltd.
2.375% due 09/15/2021	20,608	20,132
2.750% due 09/18/2022	38,500	37,696
3.000% due 03/30/2020	8,920	8,914
3.000% due 05/23/2022	12,427	12,249
3.788% (US0003M + 1.050%) due 05/02/2021 ~	64,615	64,964

Brixmor Operating Partnership LP
3.786% (US0003M + 1.050%) due 02/01/2022 ~	35,500	35,382

Cantor Fitzgerald LP
7.875% due 10/15/2019	18,545	18,999

Chiba Bank Ltd.
2.550% due 10/30/2019	3,300	3,287
2.750% due 07/29/2020	16,950	16,863

Citibank N.A.
3.030% (SOFRRATE + 0.600%) due 03/13/2021 ~	15,300	15,326

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019	2,605	2,697

Citigroup, Inc.
3.649% (US0003M + 1.023%) due 06/01/2024 ~	20,800	20,843
3.981% (US0003M + 1.380%) due 03/30/2021 ~	34,700	35,298
4.075% (US0003M + 1.310%) due 10/26/2020 ~	30,100	30,517

CK Hutchison International Ltd.
2.250% due 09/29/2020	1,606	1,590

CNH Industrial Capital LLC
3.375% due 07/15/2019	56,019	56,097
3.875% due 10/15/2021	600	608
4.375% due 11/06/2020	2,300	2,346

Credit Suisse Group AG
3.837% (US0003M + 1.240%) due 06/12/2024 ~	20,900	20,794

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	5,450	5,557
5.070% (US0003M + 2.290%) due 04/16/2021 ~	61,100	62,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Danske Bank A/S
1.650% due 09/06/2019	$11,713	$11,635
3.125% (US0003M + 0.510%) due 03/02/2020 ~	545	543
3.657% (US0003M + 1.060%) due 09/12/2023 ~	22,500	21,604

DBS Group Holdings Ltd.
3.085% (US0003M + 0.490%) due 06/08/2020 ~	39,100	39,166
3.391% (US0003M + 0.620%) due 07/25/2022 ~	17,300	17,372

Discover Bank
8.700% due 11/18/2019	13,075	13,528

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	1,790	1,817

Eksportfinans ASA
3.497% (US0003M + 0.800%) due 11/10/2020 ~	49,200	49,274

Emirates NBD PJSC
4.315% (US0003M + 1.550%) due 01/26/2020 ~	13,750	13,873

First Gulf Bank PJSC
2.625% due 02/24/2020	2,000	1,991

Ford Motor Credit Co. LLC
1.897% due 08/12/2019	20,400	20,316
2.021% due 05/03/2019	27,488	27,464
2.343% due 11/02/2020	7,700	7,541
2.681% due 01/09/2020	2,820	2,809
3.168% (US0003M + 0.430%) due 11/02/2020 ~	13,375	13,073
3.336% due 03/18/2021	1,300	1,281
3.528% due 08/12/2019 •	3,000	2,999
3.532% (US0003M + 0.930%) due 09/24/2020 ~	35,975	35,833
3.605% (US0003M + 0.810%) due 04/05/2021 ~	16,805	16,413
3.668% (US0003M + 0.930%) due 11/04/2019 ~	4,000	4,004
3.797% (US0003M + 1.000%) due 01/09/2020 ~	12,752	12,751
5.345% (US0003M + 2.550%) due 01/07/2021 ~	33,500	33,829
5.750% due 02/01/2021	1,400	1,442
8.125% due 01/15/2020	1,475	1,529

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	7,721	7,627

General Motors Financial Co., Inc.
2.350% due 10/04/2019	21,711	21,660
2.400% due 05/09/2019	13,670	13,664
2.450% due 11/06/2020	2,630	2,600
2.650% due 04/13/2020	5,655	5,633
3.150% due 01/15/2020	2,462	2,466
3.200% due 07/13/2020	700	702

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	19

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.274% (US0003M + 0.540%) due 11/06/2020 ~	$1,442	$1,428
3.500% due 07/10/2019	21,127	21,167
3.647% (US0003M + 0.850%) due 04/09/2021 ~	21,688	21,529
3.727% (US0003M + 0.930%) due 04/13/2020 ~	10,952	10,970
3.785% (US0003M + 0.990%) due 01/05/2023 ~	600	583
3.838% (US0003M + 1.100%) due 11/06/2021 ~	40,850	40,573
3.911% (US0003M + 1.310%) due 06/30/2022 ~	2,290	2,274
4.147% (US0003M + 1.450%) due 05/09/2019 ~	1,520	1,521
4.347% (US0003M + 1.560%) due 01/15/2020 ~	31,381	31,589
4.347% (US0003M + 1.550%) due 01/14/2022 ~	2,485	2,493

Goldman Sachs Group, Inc.
3.339% (US0003M + 0.730%) due 12/27/2020 ~	34,521	34,595
3.779% (US0003M + 1.000%) due 07/24/2023 ~	2,600	2,600
3.854% (US0003M + 1.170%) due 11/15/2021 ~	4,831	4,877
3.875% (US0003M + 1.110%) due 04/26/2022 ~	9,926	9,982

Goodman U.S. Finance Two LLC
6.000% due 03/22/2022	5,715	6,124

Harley-Davidson Financial Services, Inc.
2.150% due 02/26/2020	4,200	4,164
2.400% due 09/15/2019	1,242	1,238
2.400% due 06/15/2020	10,690	10,570
3.141% (US0003M + 0.500%) due 05/21/2020 ~	15,000	15,005
3.555% (US0003M + 0.940%) due 03/02/2021 ~	53,125	53,135

HSBC Holdings PLC
3.247% (US0003M + 0.650%) due 09/11/2021 ~	81,650	81,615
3.283% (US0003M + 0.600%) due 05/18/2021 ~	19,629	19,625
3.683% (US0003M + 1.000%) due 05/18/2024 ~	73,804	73,238
4.311% (US0003M + 1.660%) due 05/25/2021 ~	46,900	47,835

Hutchison Whampoa International Ltd.
4.625% due 01/13/2022	13,201	13,760

Hyundai Capital Services, Inc.
2.625% due 09/29/2020	4,363	4,324

ICICI Bank Ltd.
3.125% due 08/12/2020	16,200	16,152
3.500% due 03/18/2020	8,050	8,074

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.800% due 05/22/2019		$34,233	$34,361
5.750% due 11/16/2020		2,290	2,376

ING Bank NV
2.450% due 03/16/2020		4,000	3,990

International Lease Finance Corp.
4.625% due 04/15/2021		900	921
5.875% due 04/01/2019		27,882	27,882
5.875% due 08/15/2022		1,200	1,295
6.250% due 05/15/2019		42,470	42,626
8.250% due 12/15/2020		19,646	21,238

Itau CorpBanca
3.875% due 09/22/2019		27,750	27,862

Jackson National Life Global Funding
3.081% (US0003M + 0.480%) due 06/11/2021 ~		2,600	2,606

JPMorgan Chase & Co.
3.220% due 03/01/2025 •		2,500	2,506
3.225% (US0003M + 0.610%) due 06/18/2022 ~		119,500	119,414

Kasikornbank PCL
3.500% due 10/25/2019		22,835	22,930

Lloyds Bank PLC
3.229% (US0003M + 0.490%) due 05/07/2021 ~		1,308	1,306

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		10,000	9,749
3.100% due 07/06/2021		8,000	8,007
3.413% (US0003M + 0.800%) due 06/21/2021 ~		47,100	47,119
7.000% due 06/27/2019 •(f)(g)	GBP	19,950	26,042

Macquarie Bank Ltd.
3.872% (US0003M + 1.120%) due 07/29/2020 ~		$15,500	15,673

Macquarie Group Ltd.
3.649% (US0003M + 1.020%) due 11/28/2023 ~		39,149	38,764
3.959% (US0003M + 1.350%) due 03/27/2024 ~		18,000	18,009
6.000% due 01/14/2020		1,200	1,227
7.625% due 08/13/2019		39,479	40,163

Manufacturers & Traders Trust Co.
3.711% (US0001M + 1.215%) due 12/28/2020 ~		11,419	11,428

Marsh & McLennan Cos., Inc.
3.801% (US0003M + 1.200%) due 12/29/2021 ~		10,000	10,025

Mitsubishi UFJ Financial Group, Inc.
3.307% (US0003M + 0.700%) due 03/07/2022 ~		24,000	24,047
3.355% (US0003M + 0.740%) due 03/02/2023 ~		32,100	32,102

20	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.561% (US0003M + 0.790%) due 07/25/2022 ~	$75,553	$75,611
3.583% (US0003M + 0.920%) due 02/22/2022 ~	39,890	40,178
3.625% (US0003M + 0.860%) due 07/26/2023 ~	20,000	20,064
3.668% (US0003M + 1.060%) due 09/13/2021 ~	21,259	21,497

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	16,265	15,972
2.500% due 03/09/2020	17,425	17,297
2.652% due 09/19/2022	21,960	21,620
2.750% due 10/21/2020	23,766	23,625
3.406% due 02/28/2022	1,900	1,921

Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019	2,600	2,595

Mizuho Financial Group, Inc.
3.481% (US0003M + 0.880%) due 09/11/2022 ~	98,025	98,503
3.569% (US0003M + 0.940%) due 02/28/2022 ~	34,846	35,043
3.748% (US0003M + 1.140%) due 09/13/2021 ~	12,752	12,902
4.267% (US0003M + 1.480%) due 04/12/2021 ~	18,050	18,352

Morgan Stanley
3.247% (US0003M + 0.550%) due 02/10/2021 ~	63,712	63,784
3.595% (US0003M + 0.980%) due 06/16/2020 ~	600	604
3.691% (US0003M + 0.930%) due 07/22/2022 ~	19,583	19,692
3.941% (US0003M + 1.180%) due 01/20/2022 ~	29,276	29,578
5.500% due 01/26/2020	16,936	17,305

NatWest Markets PLC
4.001% (US0003M + 1.400%) due 09/29/2022 ~	53,900	53,980

Natwest Markets PLC
5.625% due 08/24/2020	12,515	12,915

Navient Corp.
4.875% due 06/17/2019	11,591	11,613
5.000% due 10/26/2020	2,300	2,337
5.875% due 03/25/2021	27,060	28,041
6.625% due 07/26/2021	7,700	8,066
8.000% due 03/25/2020	14,708	15,333

Nissan Motor Acceptance Corp.
1.550% due 09/13/2019	1,191	1,184
2.125% due 03/03/2020	5,668	5,616
2.150% due 07/13/2020	20,585	20,314
2.150% due 09/28/2020	15,850	15,584
2.250% due 01/13/2020	4,600	4,574
2.550% due 03/08/2021	2,400	2,363
2.987% (US0003M + 0.390%) due 09/28/2020 ~	9,958	9,896

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.987% due 09/28/2020 •	$3,000	$2,981
3.128% due 09/13/2019 •	14,350	14,353
3.131% (US0003M + 0.520%) due 03/15/2021 ~	18,399	18,259
3.150% due 03/15/2021	2,300	2,289
3.187% (US0003M + 0.390%) due 07/13/2020 ~	43,904	43,744
3.243% (US0003M + 0.630%) due 09/21/2021 ~	12,153	12,038
3.287% due 09/28/2022 •	33,892	33,150
3.377% (US0003M + 0.580%) due 01/13/2020 ~	5,283	5,282
3.447% (US0003M + 0.650%) due 07/13/2022 ~	18,836	18,442
3.687% (US0003M + 0.890%) due 01/13/2022 ~	57,200	56,769

Nomura Holdings, Inc.
6.700% due 03/04/2020	2,800	2,897

Nordea Bank Abp
3.569% (US0003M + 0.940%) due 08/30/2023 ~	10,300	10,135

OMX Timber Finance Investments LLC
5.420% due 01/29/2020	3,600	3,647

ORIX Corp.
2.650% due 04/13/2021	25,550	25,310
2.900% due 07/18/2022	16,437	16,442
2.950% due 07/23/2020	10,205	10,197
3.200% due 01/19/2022	26,500	26,680

Protective Life Global Funding
3.117% (US0003M + 0.520%) due 06/28/2021 ~	23,300	23,344

Qatari Diar Finance Co.
5.000% due 07/21/2020	14,000	14,336

QNB Finance Ltd.
2.875% due 04/29/2020	8,160	8,139
3.989% (US0003M + 1.350%) due 05/31/2021 ~	23,654	23,949
4.048% (US0003M + 1.350%) due 02/12/2020 ~	9,000	9,022
4.089% (US0003M + 1.350%) due 02/07/2020 ~	3,200	3,208
4.147% (US0003M + 1.450%) due 08/11/2021 ~	14,400	14,431
4.350% (US0003M + 1.570%) due 07/18/2021 ~	29,200	29,460
4.497% (US0003M + 1.700%) due 04/01/2019 ~	3,000	3,000

Reliance Standard Life Global Funding
2.500% due 01/15/2020	3,075	3,062

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~	11,000	10,863
4.154% (US0003M + 1.470%) due 05/15/2023 ~	132,691	132,237

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	21

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Holdings USA, Inc.
2.650% due 04/17/2020		$16,050	$15,997

Santander UK Group Holdings PLC
2.875% due 10/16/2020		25,080	25,068
3.373% due 01/05/2024 •		14,400	14,136

Santander UK PLC
2.350% due 09/10/2019		28,489	28,420
2.375% due 03/16/2020		34,735	34,626
3.246% (US0003M + 0.620%) due 06/01/2021 ~		32,610	32,600

SBA Tower Trust
3.156% due 10/10/2045		1,800	1,802

Senior Housing Properties Trust
3.250% due 05/01/2019		14,034	14,036

Siam Commercial Bank PCL
3.500% due 04/07/2019		12,260	12,260

Sinochem Offshore Capital Co. Ltd.
3.250% due 04/29/2019		11,795	11,796

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		26,218	26,785

SL Green Operating Partnership LP
3.663% (US0003M + 0.980%) due 08/16/2021 ~		27,100	26,987

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		12,900	12,674
3.000% due 07/15/2022		8,800	8,700

Springleaf Finance Corp.
8.250% due 12/15/2020		1,050	1,130

Standard Chartered PLC
2.100% due 08/19/2019		41,791	41,659
2.250% due 04/17/2020		40,500	40,254
2.400% due 09/08/2019		30,880	30,801
3.813% (US0003M + 1.130%) due 08/19/2019 ~		37,868	37,994

Starwood Property Trust, Inc.
3.625% due 02/01/2021		3,700	3,695

State Bank of India
3.611% (US0003M + 0.850%) due 01/20/2020 ~		7,400	7,425
3.622% due 04/17/2019		19,031	19,033
3.745% (US0003M + 0.950%) due 04/06/2020 ~		104,038	104,173

Sumitomo Mitsui Banking Corp.
3.123% (US0003M + 0.350%) due 01/17/2020 ~		1,011	1,013
3.149% (US0003M + 0.370%) due 10/16/2020 ~		18,100	18,121

Sumitomo Mitsui Financial Group, Inc.
3.041% (BBSW3M + 1.270%) due 03/29/2022 ~	AUD	20,515	14,604
3.520% (US0003M + 0.740%) due 10/18/2022 ~		$6,198	6,203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.567% (US0003M + 0.780%) due 07/12/2022 ~	$50,225	$50,381
3.897% (US0003M + 1.110%) due 07/14/2021 ~	3,844	3,890
3.901% (US0003M + 1.140%) due 10/19/2021 ~	9,635	9,755
4.281% (US0003M + 1.680%) due 03/09/2021 ~	1,600	1,635

Sumitomo Mitsui Trust Bank Ltd.
3.065% (US0003M + 0.440%) due 09/19/2019 ~	11,300	11,316
3.690% (US0003M + 0.910%) due 10/18/2019 ~	950	954

Svenska Handelsbanken AB
3.121% (US0003M + 0.470%) due 05/24/2021 ~	12,200	12,242

Synchrony Financial
2.700% due 02/03/2020	4,175	4,170
3.000% due 08/15/2019	80,466	80,492
3.968% (US0003M + 1.230%) due 02/03/2020 ~	21,005	21,110

Toyota Motor Credit Corp.
3.083% due 05/17/2022 •	48,900	48,859

UBS AG
3.175% due 06/08/2020 •	7,000	7,029

UBS Group Funding Switzerland AG
3.634% (US0003M + 0.950%) due 08/15/2023 ~	30,100	29,978
4.042% (US0003M + 1.440%) due 09/24/2020 ~	3,950	4,007
4.577% due 04/14/2021 •	65,900	67,548

Unibail-Rodamco SE
3.549% (US0003M + 0.770%) due 04/16/2019 ~	62,100	62,117

Ventas Realty LP
3.125% due 06/15/2023	3,900	3,920

WEA Finance LLC
2.700% due 09/17/2019	12,335	12,328

		5,350,219

INDUSTRIALS 27.5%

Alimentation Couche-Tard, Inc.
3.108% (US0003M + 0.500%) due 12/13/2019 ~	6,807	6,806

Allergan Funding SCS
3.000% due 03/12/2020	28,835	28,826
3.852% (US0003M + 1.255%) due 03/12/2020 ~	98,658	99,530

Altria Group, Inc.
3.490% due 02/14/2022	15,000	15,248

Andeavor Logistics LP
5.500% due 10/15/2019	35,995	36,359
6.375% due 05/01/2024	2,315	2,434

22	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anthem, Inc.
2.250% due 08/15/2019	$12,000	$11,979

AP Moller - Maersk A/S
4.715% (US0003M + 2.100%) due 03/16/2021 ~	3,000	3,052

AstraZeneca PLC
3.348% (US0003M + 0.665%) due 08/17/2023 ~	15,300	15,228

Autodesk, Inc.
3.125% due 06/15/2020	3,975	3,985

AutoNation, Inc.
5.500% due 02/01/2020	9,737	9,932

BAT Capital Corp.
2.297% due 08/14/2020	52,128	51,627
2.764% due 08/15/2022	1,100	1,083
3.283% due 08/14/2020 •	44,427	44,340
3.564% (US0003M + 0.880%) due 08/15/2022 ~	77,386	77,155

BAT International Finance PLC
1.625% due 09/09/2019	5,804	5,772
2.750% due 06/15/2020	9,935	9,900

Bayer U.S. Finance LLC
2.125% due 07/15/2019	12,829	12,790
2.375% due 10/08/2019	40,548	40,419
2.750% due 07/15/2021	400	394
3.232% (US0003M + 0.630%) due 06/25/2021 ~	18,900	18,744
3.500% due 06/25/2021	1,100	1,105
3.621% (US0003M + 1.010%) due 12/15/2023 ~	46,900	46,239

Becton Dickinson and Co.
2.133% due 06/06/2019	35,090	35,046
2.675% due 12/15/2019	13,373	13,332

BMW U.S. Capital LLC
3.063% (US0003M + 0.370%) due 08/14/2020 ~	32,000	31,998
3.188% (US0003M + 0.500%) due 08/13/2021 ~	69,954	69,833
3.207% (US0003M + 0.410%) due 04/12/2021 ~	11,110	11,107

Broadcom Corp.
2.375% due 01/15/2020	241,746	240,587
2.650% due 01/15/2023	800	780
3.000% due 01/15/2022	8,116	8,087

Broadcom, Inc.
3.125% due 04/15/2021 (b)	15,000	14,983
3.125% due 10/15/2022 (b)	6,200	6,172

CA, Inc.
3.600% due 08/01/2020	1,900	1,909

Campbell Soup Co.
3.241% (US0003M + 0.630%) due 03/15/2021 ~	2,850	2,831

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cardinal Health, Inc.
3.381% (US0003M + 0.770%) due 06/15/2022 ~	$34,094	$33,841

Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	4,120	4,183

Central Nippon Expressway Co. Ltd.
2.079% due 11/05/2019	14,950	14,890
2.091% due 09/14/2021	2,100	2,061
2.241% due 02/16/2021	8,450	8,357
2.293% due 04/23/2021	16,928	16,736
2.381% due 09/17/2020	9,700	9,645
3.144% (US0003M + 0.460%) due 02/15/2022 ~	25,600	25,427
3.278% (US0003M + 0.540%) due 08/04/2020 ~	28,000	28,033
3.298% (US0003M + 0.560%) due 11/02/2021 ~	114,500	114,363
3.425% due 03/03/2022 •	37,880	37,984
3.443% (US0003M + 0.850%) due 09/14/2021 ~	62,400	62,788
3.842% (US0003M + 1.070%) due 04/23/2021 ~	16,900	17,062

Charter Communications Operating LLC
3.579% due 07/23/2020	85,349	85,993
4.386% (US0003M + 1.650%) due 02/01/2024 ~	74,100	74,326
4.464% due 07/23/2022	25,700	26,609

Cigna Corp.
2.965% (US0003M + 0.350%) due 03/17/2020 ~	22,650	22,636
3.265% (US0003M + 0.650%) due 09/17/2021 ~	54,200	54,200
3.677% (US0003M + 0.890%) due 07/15/2023 ~	52,433	52,208

CNPC General Capital Ltd.
2.700% due 11/25/2019	8,025	8,022
2.750% due 05/14/2019	25,696	25,713

CNPC HK Overseas Capital Ltd.
4.500% due 04/28/2021	1,400	1,439

Comcast Corp.
3.032% (US0003M + 0.440%) due 10/01/2021 ~	34,359	34,408

Conagra Brands, Inc.
3.297% (US0003M + 0.500%) due 10/09/2020 ~	5,329	5,302
3.511% (US0003M + 0.750%) due 10/22/2020 ~	12,000	11,990
4.600% due 11/01/2025	2,700	2,844

Constellation Brands, Inc.
2.000% due 11/07/2019	20,000	19,893
3.384% (US0003M + 0.700%) due 11/15/2021 ~	20,427	20,440

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	23

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Airlines Pass-Through Trust
5.500% due 04/29/2022	$2,889	$2,944
7.250% due 05/10/2021	3,230	3,299

Continental Resources, Inc.
5.000% due 09/15/2022	9,411	9,492

CRH America, Inc.
5.750% due 01/15/2021	900	931

CSCEC Finance Cayman Ltd.
2.250% due 06/14/2019	1,000	998

CVS Health Corp.
3.125% due 03/09/2020	39,600	39,720
3.321% (US0003M + 0.720%) due 03/09/2021 ~	16,194	16,237
3.350% due 03/09/2021	500	504

D.R. Horton, Inc.
4.000% due 02/15/2020	5,907	5,958
4.375% due 09/15/2022	4,500	4,619

DAE Funding LLC
4.000% due 08/01/2020	4,100	4,121

Daimler Finance North America LLC
2.200% due 10/30/2021	1,700	1,665
2.450% due 05/18/2020	20,995	20,892
2.700% due 08/03/2020	8,896	8,866
3.100% due 05/04/2020	3,040	3,046
3.113% (US0003M + 0.450%) due 02/22/2021 ~	11,417	11,391
3.128% (US0003M + 0.390%) due 05/04/2020 ~	42,370	42,343
3.128% (US0003M + 0.430%) due 02/12/2021 ~	7,500	7,470
3.263% (US0003M + 0.530%) due 05/05/2020 ~	7,100	7,106
3.288% (US0003M + 0.550%) due 05/04/2021 ~	58,800	58,730
3.403% (US0003M + 0.670%) due 11/05/2021 ~	6,370	6,357
3.543% (US0003M + 0.880%) due 02/22/2022 ~	49,030	49,169
3.578% (US0003M + 0.840%) due 05/04/2023 ~	19,800	19,770

Danone S.A.
1.691% due 10/30/2019	2,205	2,191

Dell International LLC
4.000% due 07/15/2024	9,000	9,079
4.420% due 06/15/2021	7,300	7,493
5.450% due 06/15/2023	5,200	5,545

Dell, Inc.
5.875% due 06/15/2019	1,200	1,207

Delta Air Lines, Inc.
2.600% due 12/04/2020	2,800	2,784
2.875% due 03/13/2020	35,095	35,039
3.400% due 04/19/2021	4,400	4,421

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Telekom International Finance BV
1.500% due 09/19/2019	$13,000	$12,918
6.000% due 07/08/2019	12,563	12,667

Discovery Communications LLC
2.200% due 09/20/2019	17,185	17,117
2.750% due 11/15/2019	17,284	17,252
2.800% due 06/15/2020	7,311	7,281
3.343% (US0003M + 0.710%) due 09/20/2019 ~	15,747	15,771
5.050% due 06/01/2020	8,700	8,900

DISH DBS Corp.
5.125% due 05/01/2020	1,100	1,110
7.875% due 09/01/2019	4,600	4,669

Dolphin Energy Ltd. LLC
5.888% due 06/15/2019	68	68

Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019	2,050	2,045
3.211% (US0003M + 0.600%) due 06/15/2021 ~	22,100	22,098

DXC Technology Co.
2.875% due 03/27/2020	1,115	1,115
3.576% (US0003M + 0.950%) due 03/01/2021 ~	19,529	19,529

eBay, Inc.
3.216% (US0003M + 0.480%) due 08/01/2019 ~	50,279	50,322

EMC Corp.
2.650% due 06/01/2020	23,100	22,932

Enbridge, Inc.
3.183% (US0003M + 0.400%) due 01/10/2020 ~	68,893	68,869

Encana Corp.
6.500% due 05/15/2019	13,701	13,735

Energy Transfer Operating LP
4.150% due 10/01/2020	1,000	1,017
9.000% due 04/15/2019	9,978	9,999

Energy Transfer Partners LP
5.750% due 09/01/2020	1,100	1,135

EQT Corp.
2.500% due 10/01/2020	570	563
3.362% (US0003M + 0.770%) due 10/01/2020 ~	25,502	25,374
8.125% due 06/01/2019	38,729	39,053

Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~	35,044	34,838

ERAC USA Finance LLC
2.350% due 10/15/2019	1,910	1,905
2.600% due 12/01/2021	100	98

Federal Express Corp. Pass-Through Trust
6.720% due 07/15/2023	1,779	1,864

24	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flex Ltd.
4.625% due 02/15/2020	$16,928	$17,144

Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	2,279	2,299
5.625% due 07/31/2019	38,092	38,340
5.750% due 02/15/2021	1,995	2,073

GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~	21,700	21,598

General Electric Co.
2.100% due 12/11/2019	1,259	1,250
2.971% (US0003M + 0.370%) due 06/11/2019 ~	4,000	3,992
3.007% (US0003M + 0.410%) due 03/28/2020 ~	10,330	10,307
3.587% (US0003M + 0.800%) due 04/15/2020 ~	5,915	5,911
3.800% due 06/18/2019	13,450	13,452
4.375% due 09/16/2020	7,017	7,150
5.000% due 01/21/2021 •(f)	92,818	86,648
6.000% due 08/07/2019	19,072	19,255

General Mills, Inc.
3.783% (US0003M + 1.010%) due 10/17/2023 ~	9,700	9,774
6.610% due 10/15/2022	19,500	20,574

General Motors Co.
3.501% (US0003M + 0.900%) due 09/10/2021 ~	700	695
3.539% (US0003M + 0.800%) due 08/07/2020 ~	19,030	19,009

Goodrich Corp.
4.875% due 03/01/2020	18,462	18,808

Harris Corp.
3.231% (US0003M + 0.480%) due 04/30/2020 ~	10,000	9,994

HCA, Inc.
4.250% due 10/15/2019	9,029	9,077
5.875% due 03/15/2022	2,700	2,903
6.500% due 02/15/2020	139,112	143,205

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	9,076	9,039
3.515% (US0003M + 0.720%) due 10/05/2021 ~	38,400	38,271

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019	34,710	35,394

Hughes Satellite Systems Corp.
6.500% due 06/15/2019	1,610	1,621

Hyundai Capital America
1.750% due 09/27/2019	26,070	25,941
2.000% due 07/01/2019	7,045	7,030
2.450% due 06/15/2021	3,815	3,749
2.550% due 04/03/2020	7,704	7,651
2.600% due 03/19/2020	23,502	23,371

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 09/18/2020	$1,374	$1,364
3.000% due 10/30/2020	1,820	1,812
3.415% due 09/18/2020 •	35,600	35,614
3.417% (US0003M + 0.820%) due 03/12/2021 ~	20,263	20,201
3.608% (US0003M + 0.800%) due 04/03/2020 ~	8,817	8,822
3.615% (US0003M + 1.000%) due 09/18/2020 ~	2,065	2,071
3.744% due 07/08/2021 •	16,300	16,303
3.744% (US0003M + 0.940%) due 07/08/2021 ~	7,984	7,985

Imperial Brands Finance PLC
2.950% due 07/21/2020	73,660	73,457

Incitec Pivot Finance LLC
6.000% due 12/10/2019	42,714	43,520

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	7,300	7,366
3.750% due 10/01/2021	6,800	6,923

Keurig Dr Pepper, Inc.
2.000% due 01/15/2020	4,470	4,436

Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	4,500	4,660
6.850% due 02/15/2020	37,144	38,353

Kinder Morgan, Inc.
3.050% due 12/01/2019	7,979	7,988

KLA-Tencor Corp.
3.375% due 11/01/2019	6,500	6,517

Kraft Heinz Foods Co.
3.117% (US0003M + 0.420%) due 08/09/2019 ~	2,000	2,001
3.267% (US0003M + 0.570%) due 02/10/2021 ~	35,234	35,142
3.517% (US0003M + 0.820%) due 08/10/2022 ~	500	499

Life Technologies Corp.
6.000% due 03/01/2020	24,875	25,555

Marriott International, Inc.
3.226% (US0003M + 0.600%) due 12/01/2020 ~	26,200	26,245
3.245% (US0003M + 0.650%) due 03/08/2021 ~	11,600	11,632

Martin Marietta Materials, Inc.
3.313% (US0003M + 0.650%) due 05/22/2020 ~	2,300	2,300

Masco Corp.
3.500% due 04/01/2021	1,850	1,864
7.125% due 03/15/2020	437	454

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~	32,950	32,967

MGM Resorts International
6.750% due 10/01/2020	1,900	1,997

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Midea Investment Development Co. Ltd.
2.375% due 06/03/2019	$5,100	$5,095

Minmetals Bounteous Finance BVI Ltd.
3.500% due 07/30/2020	4,800	4,811

Molson Coors Brewing Co.
1.450% due 07/15/2019	7,955	7,923

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	11,230	11,149
3.375% (US0003M + 0.610%) due 10/28/2019 ~	10,900	10,924

Mylan NV
2.500% due 06/07/2019	27,020	27,001
3.150% due 06/15/2021	5,415	5,405
3.750% due 12/15/2020	9,295	9,384

NBCUniversal Enterprise, Inc.
2.992% (US0003M + 0.400%) due 04/01/2021 ~	8,180	8,193

Nexen, Inc.
6.200% due 07/30/2019	11,031	11,146

Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021 «	98	97

NTT Finance Corp.
3.131% (US0003M + 0.530%) due 06/29/2020 ~	17,100	17,134

NXP BV
4.125% due 06/15/2020	40,719	41,334
4.125% due 06/01/2021	13,100	13,379
4.625% due 06/15/2022	8,600	8,919

Oil India Ltd.
3.875% due 04/17/2019	17,690	17,709

ONGC Videsh Ltd.
3.250% due 07/15/2019	16,690	16,709

Ooredoo International Finance Ltd.
7.875% due 06/10/2019	8,900	8,986

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	12,840	13,053

Panhandle Eastern Pipe Line Co. LP
8.125% due 06/01/2019	6,387	6,434

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	4,100	4,080

Penske Truck Leasing Co. LP
2.500% due 06/15/2019	11,332	11,317
3.050% due 01/09/2020	8,546	8,548
3.200% due 07/15/2020	9,825	9,849
3.300% due 04/01/2021	3,200	3,214
3.375% due 02/01/2022	1,100	1,105
3.650% due 07/29/2021	3,000	3,042

Pentair Finance SARL
3.625% due 09/15/2020	21,600	21,555

Petroleos Mexicanos
8.000% due 05/03/2019	49,500	49,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Phillips 66
3.246% (US0003M + 0.600%) due 02/26/2021 ~	$26,165	$26,166

Pioneer Natural Resources Co.
7.500% due 01/15/2020	11,887	12,303

QUALCOMM, Inc.
2.600% due 01/30/2023	5,691	5,630
3.481% (US0003M + 0.730%) due 01/30/2023 ~	6,573	6,575

QVC, Inc.
3.125% due 04/01/2019	12,321	12,321

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019	15,275	15,570

Reckitt Benckiser Treasury Services PLC
3.162% (US0003M + 0.560%) due 06/24/2022 ~	10,700	10,616

Reynolds American, Inc.
3.250% due 06/12/2020	7,173	7,185
4.000% due 06/12/2022	10,500	10,732
6.875% due 05/01/2020	4,420	4,598
8.125% due 06/23/2019	12,907	13,054

Rockies Express Pipeline LLC
5.625% due 04/15/2020	40,251	41,308

Rockwell Collins, Inc.
5.250% due 07/15/2019	13,000	13,086

Ryder System, Inc.
3.500% due 06/01/2021	3,400	3,443

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	6,500	6,756
5.625% due 04/15/2023	3,200	3,470
6.250% due 03/15/2022	3,500	3,781

Shanghai Electric Group Global Investment Ltd.
3.000% due 08/14/2019	7,780	7,779

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	213,691	212,792

Southern Co.
2.750% due 06/15/2020	3,715	3,716
3.292% (US0003M + 0.700%) due 09/30/2020 ~	20,200	20,219

Southwest Airlines Co.
2.750% due 11/06/2019	12,140	12,130

Spectra Energy Partners LP
3.299% (US0003M + 0.700%) due 06/05/2020 ~	12,826	12,830

Spirit AeroSystems, Inc.
3.411% (US0003M + 0.800%) due 06/15/2021 ~	20,464	20,348

Suntory Holdings Ltd.
2.550% due 09/29/2019	2,110	2,106

Syngenta Finance NV
3.698% due 04/24/2020	30,087	30,202
3.933% due 04/23/2021	8,400	8,444

26	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Takeda Pharmaceutical Co. Ltd.
2.450% due 01/18/2022	$10,700	$10,503
3.800% due 11/26/2020	10,600	10,762
4.000% due 11/26/2021	14,600	14,981

Telefonica Emisiones S.A.
5.134% due 04/27/2020	17,240	17,643
5.877% due 07/15/2019	43,169	43,534

Tencent Holdings Ltd.
2.875% due 02/11/2020	1,000	1,000

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021	12,900	12,651

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019	35,991	35,915

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~	22,100	22,011

Time Warner Cable LLC
5.000% due 02/01/2020	13,420	13,645
8.250% due 04/01/2019	48,341	48,341

Toyota Industries Corp.
1.911% due 08/03/2020 (h)	600	601

Tyson Foods, Inc.
2.650% due 08/15/2019	22,345	22,328
3.091% (US0003M + 0.450%) due 08/21/2020 ~	8,831	8,821
3.165% (US0003M + 0.550%) due 06/02/2020 ~	11,500	11,493

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~	48,278	48,310

VMware, Inc.
2.300% due 08/21/2020	23,520	23,314
2.950% due 08/21/2022	5,400	5,348

Volkswagen Group of America Finance LLC
2.400% due 05/22/2020	2,200	2,185
2.450% due 11/20/2019	26,500	26,394
3.458% (US0003M + 0.770%) due 11/13/2020 ~	24,180	24,260
3.638% (US0003M + 0.940%) due 11/12/2021 ~	35,000	35,076

Volkswagen International Finance NV
4.000% due 08/12/2020	5,000	5,069

Vulcan Materials Co.
3.211% (US0003M + 0.600%) due 06/15/2020 ~	10,051	10,039
3.276% (US0003M + 0.650%) due 03/01/2021 ~	3,495	3,493

Wabtec Corp.
3.911% (US0003M + 1.300%) due 09/15/2021 ~	34,150	34,125

Woodside Finance Ltd.
4.600% due 05/10/2021	40,206	41,105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Woolworths Group Ltd.
4.000% due 09/22/2020		$13,250	$13,406

Xerox Corp.
5.625% due 12/15/2019		500	509

ZF North America Capital, Inc.
4.000% due 04/29/2020		31,090	31,115
4.500% due 04/29/2022		950	954

Zimmer Biomet Holdings, Inc.
3.375% (US0003M + 0.750%) due 03/19/2021 ~		21,320	21,256
4.625% due 11/30/2019		13,415	13,561

Zoetis, Inc.
3.084% (US0003M + 0.440%) due 08/20/2021 ~		21,700	21,557

			5,171,941

SPECIALTY FINANCE 1.5%

CIMIC Group Ltd.
3.536% due 04/09/2019 (h)	AUD	17,173	12,188
3.629% due 08/15/2019 (h)		$27,651	19,378
3.873% due 04/04/2019		27,026	27,026
3.906% due 05/30/2019 (h)		5,000	4,967
3.906% due 06/06/2019 (h)		14,000	13,897
4.092% due 04/04/2019	AUD	42,352	30,081
4.118% due 06/20/2019 (h)		$2,300	2,279
4.120% due 07/01/2019 (h)		8,600	8,511
4.135% due 07/18/2019 (h)		9,000	8,888
4.154% due 07/18/2019 (h)	AUD	8,100	5,693
4.190% due 08/29/2019 (h)		$10,000	9,824
4.237% due 09/12/2019 (h)		4,500	4,414
4.720% due 05/02/2019 (h)		62,577	62,379

Lloyds Banking Group PLC
3.870% due 09/04/2019 (h)		22,467	22,436
3.870% due 09/02/2020 (h)		22,467	22,358
3.870% due 09/02/2021 (h)		22,467	22,283

			276,602

UTILITIES 6.7%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		49,800	50,024
3.583% (US0003M + 0.890%) due 02/15/2023 ~		51,826	50,534
3.737% (US0003M + 0.950%) due 07/15/2021 ~		49,561	50,162
3.777% (US0003M + 1.180%) due 06/12/2024 ~		40,100	39,799

BP Capital Markets America, Inc.
3.275% (US0003M + 0.650%) due 09/19/2022 ~		24,374	24,432

China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		5,200	5,186

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	$15,510	$15,394

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	71,971	71,824

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~	72,400	72,386
3.251% (US0003M + 0.650%) due 03/11/2022 ~	33,700	33,761

Duke Energy Kentucky, Inc.
4.650% due 10/01/2019	2,000	2,016

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	1,850	1,932

Edison International
2.125% due 04/15/2020	12,638	12,544

Emera U.S. Finance LP
2.150% due 06/15/2019	14,742	14,714

Enable Midstream Partners LP
2.400% due 05/15/2019	15,813	15,800

Entergy Corp.
5.125% due 09/15/2020	1,901	1,942

Exelon Corp.
2.850% due 06/15/2020	300	300

Exelon Generation Co. LLC
2.950% due 01/15/2020	3,180	3,177
4.000% due 10/01/2020	3,600	3,651
5.200% due 10/01/2019	4,087	4,133

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019	3,309	3,338

IPALCO Enterprises, Inc.
3.450% due 07/15/2020	1,900	1,902

Israel Electric Corp. Ltd.
9.375% due 01/28/2020	51,452	54,159

KT Corp.
2.625% due 04/22/2019	14,100	14,096

Majapahit Holding BV
7.750% due 01/20/2020	7,500	7,773
8.000% due 08/07/2019	2,400	2,444

Mississippi Power Co.
3.259% (US0003M + 0.650%) due 03/27/2020 ~	15,500	15,499

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	2,000	2,001
3.029% (US0003M + 0.400%) due 08/21/2020 ~	69,400	69,293
3.352% (US0003M + 0.720%) due 02/25/2022 ~	40,900	40,996

Optus Finance Pty. Ltd.
4.625% due 10/15/2019	2,800	2,825

Pennsylvania Electric Co.
5.200% due 04/01/2020	6,030	6,152

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	$13,830	$13,795

Plains All American Pipeline LP
2.600% due 12/15/2019	25,613	25,527
5.750% due 01/15/2020	22,552	23,012

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	2,954	2,992

Sempra Energy
3.037% (US0003M + 0.250%) due 07/15/2019 ~	27,585	27,546
3.061% (US0003M + 0.450%) due 03/15/2021 ~	13,667	13,545
3.287% (US0003M + 0.500%) due 01/15/2021 ~	17,744	17,601

Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019	30,232	30,090
2.250% due 09/13/2020	9,345	9,251
2.375% due 04/12/2020	9,895	9,913
2.500% due 04/28/2020	76,298	75,957
3.703% (US0003M + 0.920%) due 04/10/2019 ~	5,500	5,501

Southern Power Co.
1.950% due 12/15/2019	4,217	4,190
3.183% (US0003M + 0.550%) due 12/20/2020 ~	57,075	56,844

Sprint Capital Corp.
6.900% due 05/01/2019	1,800	1,809

Sprint Communications, Inc.
7.000% due 03/01/2020	300	309
7.000% due 08/15/2020	900	932

State Grid Overseas Investment Ltd.
2.250% due 05/04/2020	1,700	1,686
2.750% due 05/07/2019	15,418	15,421

Telecom Italia Capital S.A.
7.175% due 06/18/2019	2,675	2,699

Verizon Communications, Inc.
3.615% (US0003M + 1.000%) due 03/16/2022 ~	32,600	33,103
3.784% (US0003M + 1.100%) due 05/15/2025 ~	62,331	62,390

Vodafone Group PLC
3.769% (US0003M + 0.990%) due 01/16/2024 ~	103,059	102,422

WGL Holdings, Inc.
3.029% (US0003M + 0.400%) due 11/29/2019 ~	700	698
3.147% (US0003M + 0.550%) due 03/12/2020 ~	17,882	17,812

		1,249,234

Total Corporate Bonds & Notes (Cost $12,043,183)		12,047,996

28	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.3%

ARKANSAS 0.0%

Arkansas Student Loan Authority Revenue Bonds, Series 2010
3.551% due 11/25/2043 •	$2,994	$3,000

CALIFORNIA 0.3%

California State General Obligation Bonds, Series 2017
3.270% (US0001M + 0.780%) due 04/01/2047 ~	50,810	51,025

COLORADO 0.0%

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
2.722% (0.67*US0001M + 1.050%) due 09/01/2039 ~	1,540	1,554

NEW JERSEY 0.0%

New Jersey Economic Development Authority Revenue Notes, Series 2017
3.520% due 07/01/2020	500	501

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
2.901% (US0003M + 0.130%) due 10/25/2036 ~	3,025	2,992

TEXAS 0.0%

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2007
2.619% (0.67*US0003M + 0.870%) due 09/15/2027 ~	1,620	1,596

Total Municipal Bonds & Notes (Cost $60,351)		60,668

U.S. GOVERNMENT AGENCIES 14.2%

Fannie Mae
2.306% due 05/01/2021 - 04/01/2029 •	12	11
2.550% due 07/25/2037 •	332	326
2.570% due 12/25/2036 •	77	76
2.606% due 03/25/2034 •	17	17
2.616% due 03/25/2036 •	52	51
2.636% due 08/25/2034 •	104	103
2.686% due 02/25/2037 •	615	612
2.786% due 12/25/2028 •	270	271
2.806% due 06/25/2036 •	113	113

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.826% due 11/25/2036 •	$91	$91
2.836% due 04/25/2036 - 03/25/2044 •	330	330
2.840% due 09/25/2042 •	244	243
2.859% due 12/25/2044 •	13,708	13,703
2.860% due 03/25/2036	58	58
2.882% due 03/17/2032 - 05/18/2032 •	536	540
2.886% due 06/25/2032 - 09/25/2032 •	46	46
2.909% due 07/25/2044 •	6,392	6,379
2.916% due 07/25/2036 •	37	37
2.932% due 09/17/2027 •	2	2
2.936% due 08/25/2021 - 06/25/2042 •	1,470	1,473
2.959% due 07/25/2046 •	23,100	23,091
2.982% due 07/18/2027 - 05/18/2032 •	81	80
2.986% due 02/25/2022 - 04/25/2042 •	205	206
3.000% due 05/25/2028	16,935	1,359
3.000% due 06/25/2028 (a)	28,440	2,269
3.009% due 03/25/2046 •	5,745	5,753
3.026% due 07/25/2037 •	193	194
3.036% due 09/25/2041 •	1,674	1,683
3.086% due 08/25/2022 •	1	1
3.116% due 04/25/2031 •	72	72
3.136% due 12/25/2022 •	1	1
3.186% due 09/25/2022 •	1	1
3.260% due 06/25/2037	150	153
3.336% due 02/25/2023 - 07/25/2038 •	6	6
3.386% due 04/25/2032 - 11/25/2049 •	24	25
3.413% due 05/01/2036 •	826	822
3.486% due 11/25/2049 •	11	11
3.500% due 10/01/2047	4,743	4,820
3.500% due 02/01/2048 (j)	481,854	489,504
3.532% due 06/01/2043 - 10/01/2044 •	2,268	2,285
3.636% due 09/25/2023 •	12	12
3.706% due 10/25/2038 •	37	38
3.965% due 06/01/2033 •	10	10
3.994% due 05/01/2035 •	76	79
4.000% due 10/01/2047 - 10/01/2048	222,112	228,986
4.000% due 07/01/2048 (j)	211,636	218,308
4.039% due 10/01/2035 •	14	15
4.064% due 05/01/2036 •	17	18
4.117% due 11/01/2035 •	40	41
4.168% due 06/01/2035 •	10	10
4.175% due 09/01/2034 •	208	216
4.198% due 07/01/2034 •	3	3
4.229% due 05/01/2034 •	24	26
4.243% due 06/01/2035 •	103	109
4.246% due 01/01/2036 •	24	25

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.255% due 07/01/2029 •	$49	$50
4.256% due 09/01/2035 •	16	17
4.270% due 01/01/2036 •	21	22
4.273% due 06/01/2034 •	2	2
4.303% due 05/01/2035 •	27	28
4.413% due 08/01/2035 •	15	16
4.442% due 09/01/2034 •	56	59
4.443% due 09/01/2034 •	8	8
4.446% due 07/01/2028 •	4	4
4.468% due 07/01/2035 •	18	18
4.472% due 05/01/2038 •	1,786	1,868
4.487% due 09/01/2035 •	6	6
4.493% due 12/01/2035 •	22	23
4.506% due 12/01/2040 •	34	36
4.514% due 08/01/2029 •	285	294
4.540% due 02/01/2034 •	30	31
4.548% due 11/01/2024 •	4	4
4.585% due 10/01/2035 •	6	6
4.640% due 06/01/2036 •	8	8
4.643% due 10/01/2035 •	4	4
4.692% due 09/01/2035 •	7	7
4.715% due 12/01/2036 •	9	9
4.722% due 11/01/2034 •	79	84
4.742% due 12/01/2036 •	9	9
4.746% due 03/01/2036 •	20	22
4.775% due 11/01/2027 •	1	1
4.780% due 11/01/2035 •	24	24
4.789% due 01/01/2036 •	82	87
4.959% due 04/01/2029 •	3	3
4.965% due 02/01/2033 •	2	2
5.037% due 03/01/2036 •	23	24
5.063% due 01/01/2032 •	160	161
5.270% due 01/01/2036 •	21	22
6.500% due 10/25/2042 ~	191	215
8.203% due 06/25/2032 ~	8	8

Fannie Mae, TBA
4.000% due 04/01/2049 - 05/01/2049	1,402,600	1,441,826

FDIC Structured Sale Guaranteed Notes
2.999% due 11/29/2037 •	224	224

Federal Housing Administration
6.896% due 07/01/2020	12	12

Freddie Mac
1.260% due 08/25/2019 ~(a)	164,814	501
1.592% due 01/15/2038 ~(a)	18,050	1,029
2.530% due 12/25/2036 •	677	678
2.734% due 07/15/2034 •	52	52
2.834% due 07/15/2036 •	316	317
2.859% due 02/15/2038 •	19,380	19,382
2.884% due 01/15/2022 - 06/15/2031 •	52	53
2.934% due 12/15/2031 - 09/15/2041 •	845	847
2.964% due 11/15/2036 •	32	32

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.984% due 07/15/2039 - 02/15/2041 •	$1,768	$1,773
3.034% due 06/15/2031 •	128	129
3.084% due 06/15/2031 - 12/15/2037 •	194	196
3.184% due 03/15/2032 •	90	92
3.234% due 03/15/2023 •	1	1
3.364% due 02/25/2045 •	834	835
3.484% due 11/15/2033 - 10/15/2049 •	143	146
3.597% due 10/25/2044 •	2,271	2,296
4.398% due 04/01/2025 •	2	2
4.422% due 08/01/2035 •	45	47
4.431% due 07/01/2033 •	16	17
4.477% due 09/01/2035 •	72	75
4.506% due 08/01/2035 •	12	12
4.523% due 08/01/2034 •	23	24
4.626% due 12/01/2035 •	10	10
4.685% due 11/01/2035 •	20	21
4.699% due 10/01/2033 •	8	8
4.724% due 05/01/2034 •	19	20
5.000% due 08/15/2035	1,459	1,581
5.500% due 08/15/2030	1	1
6.500% due 07/25/2043	164	190

Ginnie Mae
2.882% due 02/16/2032 - 03/16/2032 •	109	109
3.057% due 04/20/2062	6,287	6,297
3.109% due 10/20/2065 •	4,311	4,324
3.189% due 11/20/2065	7,503	7,531
3.209% due 02/20/2062 •	28,235	28,374
3.247% due 04/20/2067 •	4,996	5,083
3.250% due 12/20/2068	25,157	25,066
3.279% due 10/20/2066 •	3,050	3,069
3.309% due 01/20/2066 - 06/20/2066 •	15,580	15,697
3.309% due 05/20/2066	27,759	27,967
3.359% due 04/20/2066 - 11/20/2066	12,294	12,417
3.375% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	127	129
3.375% due 03/20/2029 - 03/20/2032 •	387	397
3.438% due 03/20/2031 •	79	79
3.459% due 12/20/2066 •	3,343	3,388
3.482% due 08/16/2039 •	270	277
3.500% (H15T1Y + 1.500%) due 01/20/2022 ~	9	9
3.509% due 03/20/2066 •	21,198	21,531
3.524% due 07/20/2067	4,910	5,011
3.625% (H15T1Y + 1.500%) due 05/20/2021 - 06/20/2026 ~	30	30
3.625% due 06/20/2027 - 05/20/2032 •	650	672
3.750% (H15T1Y + 1.500%) due 07/20/2022 - 08/20/2025 ~	48	50

30	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 08/20/2027 - 08/20/2031 •		$532	$549
3.846% due 11/20/2067 •		2,004	2,047
4.125% (H15T1Y + 1.500%) due 12/20/2021 - 12/20/2024 ~		2	2
4.125% due 11/20/2026 - 12/20/2033 •		286	295

NCUA Guaranteed Notes
2.842% due 12/07/2020 •		2,572	2,576
3.041% due 12/08/2020 •		2,239	2,248

Small Business Administration
4.340% due 03/01/2024		35	36
5.370% due 04/01/2028		78	83
5.490% due 03/01/2028		44	47

Total U.S. Government Agencies (Cost $2,627,444)			2,655,715

U.S. TREASURY OBLIGATIONS 1.7%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (j)(l)		136,925	135,562
0.625% due 04/15/2023 (l)(n)		20,064	20,214
0.750% due 07/15/2028		161,870	165,630

Total U.S. Treasury Obligations (Cost $317,209)			321,406

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.5%

280 Park Avenue Mortgage Trust
3.364% due 09/15/2034 •		12,400	12,410

Adjustable Rate Mortgage Trust
4.600% due 02/25/2035 ~		1,123	1,132

Aggregator of Loans Backed by Assets PLC
1.979% (BP0001M + 1.250%) due 04/24/2049 ~	GBP	1,807	2,361

American Home Mortgage Assets Trust
2.676% (US0001M + 0.190%) due 05/25/2046 ^~		$1,452	1,339
2.676% due 09/25/2046 ^•		593	553

American Home Mortgage Investment Trust
4.185% due 09/25/2045 •		143	143
4.236% due 10/25/2034 •		63	63

AREIT Trust
3.334% due 02/14/2035 •		4,737	4,727
3.464% due 11/14/2035 •		24,960	24,951

Ashford Hospitality Trust
3.384% due 04/15/2035 •		8,231	8,189

Atrium Hotel Portfolio Trust
3.434% due 06/15/2035 •		17,200	17,188

BAMLL Commercial Mortgage Securities Trust
3.700% due 03/15/2034 •(b)		17,500	17,500
3.889% due 12/15/2031 •		862	862

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
4.660% due 01/20/2047 ^~	$85	$82
4.668% due 02/20/2036 ~	743	738

Banc of America Mortgage Trust
4.542% due 02/25/2036 ^~	61	57
4.972% due 07/20/2032 ~	15	15

Bancorp Commercial Mortgage Trust
3.384% due 09/15/2035 •	4,456	4,447
3.492% due 03/15/2036 •	16,400	16,441

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	32	31
4.090% due 07/25/2033 ~	2,247	2,201
4.119% due 11/25/2034 ~	5,405	4,867
4.265% due 05/25/2047 ^~	813	759
4.350% due 01/25/2035 ~	47	46
4.354% due 08/25/2033 ~	887	894
4.469% due 11/25/2034 ~	435	429
4.743% due 01/25/2034 ~	152	155
4.886% due 01/25/2034 ~	40	41

Bear Stearns ALT-A Trust
2.646% due 02/25/2034 •	556	556
3.186% due 09/25/2034 •	992	990
4.095% due 11/25/2036 ~	2,052	1,896
4.249% due 01/25/2036 ^~	1,186	1,195
4.262% due 09/25/2035 ^~	1,884	1,561
4.568% due 05/25/2035 ~	147	149

Bear Stearns Structured Products, Inc. Trust
3.745% due 12/26/2046 ^~	2,661	2,437
4.335% due 01/26/2036 ^~	4,599	4,161

BX Trust
3.364% due 07/15/2034 •	10,698	10,689
3.404% due 07/15/2034 •	9,026	9,015

CGGS Commercial Mortgage Trust
3.384% due 02/15/2037 •	12,200	12,105

Chase Mortgage Finance Trust
4.100% due 03/25/2037 ^~	279	275

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.736% due 08/25/2035 •	140	139

Citigroup Commercial Mortgage Trust
3.334% due 07/15/2032 •	6,400	6,413
3.764% due 07/15/2027 •	9,345	9,348

Citigroup Mortgage Loan Trust
2.556% due 01/25/2037 •	242	225
2.630% due 08/25/2036 •	6,369	6,332
4.210% due 07/25/2046 ^~	198	182
4.273% due 09/25/2037 ^~	1,617	1,562
4.455% due 08/25/2035 ~	558	562
4.490% due 05/25/2035 •	192	194
4.970% due 10/25/2035 ^•	86	88

Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •	27	27
5.129% due 03/25/2034 ~	47	47

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Civic Mortgage LLC
3.892% due 06/25/2022 Ø		$862	$861
4.349% due 11/25/2022 Ø		6,383	6,383

CLNS Trust
3.293% due 06/11/2032 •		6,400	6,389

Cold Storage Trust
3.484% due 04/15/2036 •		33,100	33,143

COLT Mortgage Loan Trust
3.000% due 05/25/2046		140	140

Commercial Mortgage Trust
3.122% due 03/10/2046 •		11,688	11,656

Core Industrial Trust
3.040% due 02/10/2034		2,372	2,389
3.077% due 02/10/2034		8,957	9,031

Countrywide Alternative Loan Trust
2.646% due 02/25/2047 •		123	117
2.666% due 05/25/2047 •		2,116	2,061
2.668% due 02/20/2047 ^•		3,258	2,654
2.676% due 09/25/2046 ^•		801	743
2.683% due 12/20/2046 ^•		2,162	1,928
2.696% due 07/25/2046 •		210	202
2.698% due 07/20/2046 ^•		1,077	838
3.397% due 12/25/2035 •		439	400
3.397% due 02/25/2036 •		263	244
4.465% due 02/25/2037 ^~		728	710
6.000% due 04/25/2037 ^		135	92
6.250% due 12/25/2033		169	174

Countrywide Home Loan Mortgage Pass-Through Trust
2.946% due 05/25/2035 •		179	164
3.066% due 04/25/2035 •		23	21
3.126% due 03/25/2035 •		239	218
4.018% due 09/25/2047 ^~		132	124
4.750% due 07/19/2031 ~		3	3

Countrywide Home Loan Reperforming REMIC Trust
2.826% due 06/25/2035 •		2,049	1,980
4.972% due 01/25/2034 ^~		10	9

Credit Suisse First Boston Mortgage Securities Corp.
3.001% due 03/25/2032 ~		34	33
4.389% due 11/25/2034 ~		280	287
4.460% due 11/25/2033 ~		937	941

Credit Suisse Mortgage Capital Trust
3.234% due 07/15/2032 •		15,600	15,561
3.434% due 02/15/2031 •		7,500	7,469

Dukinfield PLC
1.870% due 08/15/2045 •	GBP	2,151	2,809

First Horizon Mortgage Pass-Through Trust
4.300% due 08/25/2035 ~		$221	183

GMAC Mortgage Corp. Loan Trust
4.697% due 08/19/2034 ~		664	663

Gosforth Funding PLC
3.095% due 12/19/2059 •		5,256	5,253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GPMT Ltd.
3.387% due 11/21/2035 •	$26,233	$26,220

Great Wolf Trust
3.484% due 09/15/2034 •	10,000	9,983

GreenPoint Mortgage Funding Trust
2.926% due 06/25/2045 •	211	203
2.946% due 06/25/2045 •	112	104
3.026% due 11/25/2045 •	298	260

GS Mortgage Securities Corp. Trust
3.184% due 07/15/2032 •	8,000	7,991

GS Mortgage Securities Trust
2.905% due 11/10/2049	4,200	4,210
3.648% due 01/10/2047	33,331	33,918

GSMPS Mortgage Loan Trust
8.500% due 01/25/2036	119	126

GSR Mortgage Loan Trust
4.204% due 04/25/2036 ~	210	188
4.408% due 01/25/2036 ^~	287	289
4.521% due 09/25/2035 ~	1,037	1,060

HarborView Mortgage Loan Trust
2.612% due 03/19/2037 •	664	637
2.662% due 07/19/2046 ^•	1,361	1,048
2.722% due 03/19/2036 ^•	2,543	2,367
2.922% due 05/19/2035 •	900	874
4.354% due 08/19/2036 ^~	64	60
4.652% due 04/19/2034 ~	13	13

Holmes Master Issuer PLC
3.147% due 10/15/2054 •	48,700	48,642
3.207% due 10/15/2054 •	200,000	199,880

Impac CMB Trust
3.126% due 03/25/2035 •	2,911	2,843
3.386% due 10/25/2033 •	2	2

IMT Trust
3.184% due 06/15/2034 •	9,900	9,836

IndyMac Adjustable Rate Mortgage Trust
3.909% due 01/25/2032 ~	1	1
3.947% due 01/25/2032 ~	2	2

IndyMac Mortgage Loan Trust
2.666% due 07/25/2047 •	561	471
2.676% due 09/25/2046 •	969	873
2.686% due 06/25/2046 •	497	430
2.696% due 05/25/2046 •	163	157
2.966% due 07/25/2035 •	134	131
4.276% due 12/25/2034 ~	17	17

JPMBB Commercial Mortgage Securities Trust
3.046% due 04/15/2047	2,829	2,826

JPMorgan Chase Commercial Mortgage Securities Trust
3.093% due 07/05/2032	11,470	11,584
3.323% due 07/15/2034 •	15,800	15,762
3.379% due 09/15/2050	4,300	4,373
3.394% due 06/15/2035 •	24,600	24,569
3.484% due 06/15/2032 •	23,898	23,835

32	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Trust
3.471% due 04/25/2035 ~		$1,134	$1,072

Ladder Capital Commercial Mortgage Mortgage Trust
3.364% due 09/15/2034 •		2,712	2,706

Lanark Master Issuer PLC
3.467% due 12/22/2069		29,500	29,605

Liberty Funding Pty. Ltd.
3.105% due 10/10/2049 •	AUD	3,776	2,678

LMREC, Inc.
4.190% due 11/24/2031 «•		$14,093	14,093

Luminent Mortgage Trust
2.656% due 12/25/2036 •		676	644
2.686% due 10/25/2046 •		200	194
2.846% due 12/25/2036 ^•		180	168

MASTR Adjustable Rate Mortgages Trust
2.696% due 04/25/2046 •		477	434
4.467% due 11/21/2034 ~		576	595

MASTR Alternative Loan Trust
6.000% due 08/25/2033		669	684

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.184% due 11/15/2031 •		639	640

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.924% due 12/15/2030 •		691	673
3.142% due 10/20/2029 •		436	443
3.344% due 08/15/2032 •		41	40

Merrill Lynch Mortgage Investors Trust
2.696% due 02/25/2036 •		2,987	2,875
2.736% due 11/25/2035 •		454	435
4.185% due 12/25/2032 •		4	4

Merrill Lynch Mortgage-Backed Securities Trust
4.371% due 04/25/2037 ^~		292	290

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046		1,015	1,009
3.040% due 04/15/2048		3,500	3,529

Morgan Stanley Capital Trust
3.334% due 11/15/2034 •		5,400	5,378

Morgan Stanley Mortgage Loan Trust
2.706% due 02/25/2047 •		910	444
4.399% due 06/25/2036 ~		60	62

MortgageIT Trust
3.226% due 12/25/2034 •		496	492

Motel 6 Trust
3.404% due 08/15/2034 •		40,503	40,382

Natixis Commercial Mortgage Securities Trust
3.234% due 02/15/2033 •		5,900	5,859

Nomura Resecuritization Trust
3.681% due 04/26/2037 ~		4,642	4,716
4.327% due 12/26/2036 •		3,555	3,537

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OBX Trust
3.136% due 06/25/2057 •		$3,561	$3,544

Pepper Residential Securities Trust
2.904% due 08/13/2057 •	AUD	5,068	3,596

Permanent Master Issuer PLC
3.167% due 07/15/2058 •		$9,000	8,985

PFP Ltd.
3.364% due 07/14/2035 •		21,712	21,671

RBS Acceptance, Inc.
5.174% due 06/25/2024 ~		1	1

RBSSP Resecuritization Trust
2.990% due 10/26/2036 •		52	52
3.130% due 08/26/2045 •		3,958	3,908
4.742% due 10/25/2035 ~		2,302	2,322

Residential Accredit Loans, Inc. Trust
2.696% due 04/25/2046 •		173	81
2.736% due 08/25/2037 •		320	301
2.786% due 08/25/2035 •		641	574
3.757% due 09/25/2045 •		390	363

Residential Asset Securitization Trust
4.666% due 12/25/2034 ~		1,516	1,512
5.750% due 02/25/2036 ^		111	77

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032		14	14

Residential Mortgage Securities PLC
2.037% due 09/20/2065 •	GBP	3,534	4,618

Ripon Mortgages PLC
1.659% due 08/20/2056 •		38,482	49,949

Sequoia Mortgage Trust
2.688% due 05/20/2035 •		$2,617	2,567
3.194% due 05/20/2034 •		982	959
3.248% due 10/20/2027 •		187	181
3.712% due 01/20/2047 ^~		148	119
4.715% due 04/20/2035 ~		97	102

Stanlington PLC
1.845% due 06/12/2046 •	GBP	2,196	2,854

Stonemont Portfolio Trust
3.338% due 08/20/2030 •		$25,896	25,892

Structured Adjustable Rate Mortgage Loan Trust
3.797% due 01/25/2035 ^•		43	41
4.291% due 08/25/2035 ~		421	421
4.570% due 02/25/2034 ~		51	51

Structured Asset Mortgage Investments Trust
2.676% due 07/25/2046 ^•		1,579	1,314
2.706% due 05/25/2036 •		4,556	4,171
2.706% due 05/25/2046 •		896	511
2.732% due 07/19/2035 •		2,474	2,450
2.746% due 03/25/2037 •		561	412
2.766% due 02/25/2036 ^•		22	20
2.946% due 05/25/2045 •		289	284
3.062% due 07/19/2034 •		11	11
3.142% due 09/19/2032 •		14	14

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.182% due 03/19/2034 •		$176	$176
3.182% due 04/19/2035 •		806	801

Structured Asset Securities Corp.
5.050% due 02/25/2034 Ø		4	4

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.553% due 07/25/2032 ~		5	5

Tharaldson Hotel Portfolio Trust
3.231% due 11/11/2034 •		10,612	10,598

Thornburg Mortgage Securities Trust
4.526% due 04/25/2045 ~		100	101

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	12,500	16,285

Towd Point Mortgage Funding PLC
1.659% (BP0003M + 0.800%) due 02/20/2045 ~		7,327	9,474

UBS-Barclays Commercial Mortgage Trust
3.282% due 04/10/2046 •		$3,296	3,340

VMC Finance LLC
3.304% (LIBOR01M + 0.820%) due 03/15/2035 ~		1,104	1,108

WaMu Mortgage Pass-Through Certificates Trust
2.375% due 02/27/2034 •		35	35
2.375% due 01/25/2047 •		166	163
2.556% due 12/25/2046 •		676	671
2.625% due 07/25/2046 •		182	178
2.625% due 08/25/2046 •		4,428	4,344
2.625% due 09/25/2046 •		307	308
2.625% due 11/25/2046 •		121	120
2.746% due 11/25/2045 •		87	87
2.756% due 12/25/2045 •		124	123
2.776% due 10/25/2045 •		848	835
2.796% due 01/25/2045 •		106	107
2.846% due 10/25/2045 •		1,411	1,397
3.097% due 02/25/2047 ^•		420	398
3.127% due 01/25/2047 •		289	292
3.137% due 01/25/2047 ^•		576	548
3.142% due 12/25/2046 •		1,263	1,248
3.152% due 12/25/2046 ^•		600	548
3.157% due 04/25/2047 •		990	981
3.266% due 01/25/2045 •		2,125	2,094
3.297% due 04/25/2037 ^~		227	206
3.377% due 05/25/2037 ^~		454	378
3.397% due 02/25/2046 •		1,539	1,539
3.397% due 08/25/2046 •		7,825	7,369
3.454% due 01/25/2037 ^~		342	315
3.597% due 11/25/2042 •		233	225
3.703% due 12/25/2036 ^~		224	213
3.797% due 06/25/2042 •		211	206
3.797% due 08/25/2042 •		301	294
3.857% due 09/25/2036 ^~		332	317
3.898% due 02/25/2037 ^~		502	463
3.912% due 02/25/2037 ^~		1,177	1,145
3.992% due 02/25/2037 ^~		543	534

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.050% due 06/25/2034 ~		$917	$937
4.346% due 09/25/2033 ~		927	950
4.377% due 09/25/2033 ~		308	315
4.548% due 03/25/2033 ~		41	41

Warwick Finance Residential Mortgages PLC
1.837% due 09/21/2049 •	GBP	6,877	8,980

Washington Mutual Mortgage Pass-Through Certificates Trust
3.367% due 05/25/2046 ^•		$384	327
3.797% due 02/25/2033 ~		15	15

Wells Fargo Commercial Mortgage Trust
3.215% (LIBOR01M + 0.731%) due 12/15/2036 ~		5,100	5,061
3.349% due 12/13/2031 •		10,000	9,985
3.534% due 07/15/2046 •		2,500	2,535
4.034% due 01/15/2059 •		3,500	3,600

Wells Fargo Mortgage-Backed Securities Trust
4.542% due 07/25/2036 ^~		252	253
4.558% due 12/25/2034 ~		456	468
4.618% due 09/25/2034 ~		63	65
4.796% due 06/25/2035 ~		793	821
4.954% due 03/25/2036 ~		60	61

Wells Fargo-RBS Commercial Mortgage Trust
3.044% due 08/15/2047 •		21,200	21,228
3.274% due 12/15/2045 •		31,048	31,228
3.369% due 11/15/2047		15,525	15,766
3.440% due 04/15/2045		2,200	2,233
3.684% due 06/15/2045 •		22,535	22,599
3.934% due 06/15/2044 •		13,279	13,436

Total Non-Agency Mortgage-Backed Securities (Cost $1,219,786)			1,222,527

ASSET-BACKED SECURITIES 11.2%

AASET U.S. Ltd.
3.844% due 01/16/2038		17,759	17,759

ACE Securities Corp. Home Equity Loan Trust
2.546% due 10/25/2036 •		11	6
3.266% due 04/25/2034 •		21,151	20,810

Allegro CLO Ltd.
3.971% due 01/30/2026 •		9,293	9,294

Ally Master Owner Trust
2.804% due 07/15/2022 •		13,800	13,803

Amortizing Residential Collateral Trust
3.186% due 10/25/2031 •		216	213
3.186% due 08/25/2032 •		256	250

AMRESCO Residential Securities Corp. Mortgage Loan Trust
3.426% due 06/25/2029 •		99	96

Apidos CLO
3.741% due 01/19/2025 •		9,599	9,601

34	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ares CLO Ltd.
3.949% due 12/05/2025 •	$10,900	$10,904

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.536% due 12/25/2033 •	153	153

Asset-Backed Funding Certificates Trust
3.186% due 06/25/2034 •	448	443
3.461% due 06/25/2033 •	1,544	1,541

Asset-Backed Securities Corp. Home Equity Loan Trust
2.566% due 05/25/2037 •	25	17

Bank of The West Auto Trust
1.780% due 02/15/2021	835	833

Basic Asset-Backed Securities Trust
2.796% due 04/25/2036 •	908	906

Bayview Opportunity Master Fund Trust
3.721% due 02/28/2033 Ø	1,886	1,885
3.844% due 04/28/2033 Ø	1,434	1,440
3.967% due 03/28/2034 Ø	6,850	6,859
4.090% due 05/28/2033 Ø	1,119	1,120
4.090% due 02/28/2034 Ø	3,590	3,631
4.213% due 10/29/2033 Ø	1,191	1,200

Bear Stearns Asset-Backed Securities Trust
2.976% due 09/25/2035 •	6,695	6,641
3.146% due 10/25/2032 •	170	171
3.161% due 11/25/2035 ^•	1,000	1,001
3.286% due 10/27/2032 •	70	68
3.486% due 10/25/2037 •	1,236	1,242
3.486% due 11/25/2042 •	22	22
3.736% due 08/25/2037 •	488	487

Bear Stearns Second Lien Trust
3.836% due 01/25/2036 •	22,907	23,191

Benefit Street Partners CLO Ltd.
3.560% due 07/18/2027 •	2,800	2,786

Black Diamond CLO Ltd.
3.823% due 02/06/2026 •	2,753	2,753

BlueMountain CLO Ltd.
4.127% due 04/13/2027 •	18,200	18,219

Bravo Mortgage Asset Trust
2.726% due 07/25/2036 •	399	399

Brookside Mill CLO Ltd.
3.593% due 01/17/2028 •	5,000	4,955

CARDS Trust
3.047% due 04/17/2023	16,200	16,247

Cent CLO Ltd.
4.082% due 10/29/2025 •	784	786

Chase Funding Trust
3.126% due 08/25/2032 •	25	24

Chesapeake Funding LLC
1.910% due 08/15/2029	18,039	17,876
3.230% due 08/15/2030	32,173	32,405

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Group Home Equity Loan Trust
3.026% due 06/25/2033 •	$22	$22

Citigroup Mortgage Loan Trust
2.546% due 07/25/2045 •	309	235

Colony American Finance Ltd.
2.544% due 06/15/2048	6,375	6,295

Commonbond Student Loan Trust
2.550% due 05/25/2041	6,292	6,219

ContiMortgage Home Equity Loan Trust
2.824% due 03/15/2027 •	1	1

Countrywide Asset-Backed Certificates
3.226% due 05/25/2032 •	179	175
3.286% due 10/25/2047 •	2,306	2,236
3.346% due 05/25/2033 •	6	6
3.386% due 05/25/2036 •	555	545

Countrywide Asset-Backed Certificates Trust
3.026% due 12/25/2034 •	6,843	6,809

Countrywide Asset-Backed Certificates, Inc.
3.311% due 03/25/2034 •	1,734	1,725

Credit Suisse First Boston Mortgage Securities Corp.
3.106% due 01/25/2032 •	2	2

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	8,276	8,326

Credit-Based Asset Servicing & Securitization LLC
2.606% due 07/25/2037 •	323	216
3.086% due 08/25/2035 •	4,490	4,420

Credit-Based Asset Servicing & Securitization Trust
2.546% due 11/25/2036 •	47	29

Crown Point CLO Ltd.
3.975% due 10/20/2028 •	2,950	2,944

CWHEQ Revolving Home Equity Loan Trust
2.624% due 01/15/2037 •	16	16

Dell Equipment Finance Trust
2.970% due 10/22/2020	3,132	3,136

Delta Funding Home Equity Loan Trust
3.304% due 09/15/2029 •	24	24

Discover Card Execution Note Trust
3.040% due 07/15/2024	2,000	2,029

Dorchester Park CLO DAC
3.661% due 04/20/2028 •	8,300	8,231

Drug Royalty LP
5.637% due 07/15/2023 •	1,755	1,764

ECMC Group Student Loan Trust
3.240% due 02/27/2068	24,831	24,615
3.536% due 05/25/2067 •	1,479	1,478

Edsouth Indenture LLC
3.216% due 04/25/2039 •	3,134	3,114

EFS Volunteer LLC
3.621% due 10/25/2035 •	5,753	5,758

EMC Mortgage Loan Trust
3.226% due 05/25/2040 •	34	34

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Emerson Park CLO Ltd.
3.767% due 07/15/2025 •		$619	$620

Enterprise Fleet Financing LLC
2.980% due 10/22/2024		14,500	14,518
3.140% due 02/20/2024		17,100	17,177
3.380% due 05/20/2024		6,700	6,761

Equity One Mortgage Pass-Through Trust
3.086% due 04/25/2034 •		517	472

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •		30,200	29,967

Evergreen Credit Card Trust
2.964% due 01/15/2023 •		49,100	49,251

Figueroa CLO Ltd.
3.483% due 06/20/2027 •		20,700	20,578
3.687% due 01/15/2027 •		22,500	22,472

First Franklin Mortgage Loan Trust
2.646% due 11/25/2036 •		3,618	3,531

First NLC Trust
2.556% due 08/25/2037 •		451	268

Flagship CLO Ltd.
3.629% due 01/16/2026 •		4,100	4,094

Flagship Ltd.
3.881% due 01/20/2026 •		3,040	3,041

Ford Credit Floorplan Master Owner Trust
2.884% due 10/15/2023 •		5,500	5,502

Fremont Home Loan Trust
3.221% due 01/25/2035 •		2,170	2,149

Gallatin CLO Ltd.
3.811% due 01/21/2028 •		26,100	25,998
3.837% (US0003M + 1.050%) due 07/15/2027 ~		15,000	14,971

GMF Canada Leasing Trust
2.263% due 09/21/2020	CAD	4,713	3,526

GMF Floorplan Owner Revolving Trust
1.960% due 05/17/2021		$15,409	15,395
2.804% due 09/15/2022 •		19,500	19,510
3.500% due 09/15/2023		93,900	95,652

GSAMP Trust
2.556% due 12/25/2036 •		345	197
2.746% due 06/25/2036 •		5,662	5,450
3.166% due 11/25/2034 •		88	88

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032		15,000	15,034

Home Equity Asset Trust
3.406% due 02/25/2033 •		1	1
3.431% due 06/25/2034 •		5,362	5,342

HSI Asset Loan Obligation Trust
2.546% due 12/25/2036 •		105	48

HSI Asset Securitization Corp. Trust
2.646% due 05/25/2037 •		180	178

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jamestown CLO Ltd.
3.657% due 01/15/2028 •	$20,800	$20,615

Lehman ABS Mortgage Loan Trust
2.576% due 06/25/2037 •	351	252

Lehman XS Trust
2.636% due 04/25/2037 ^•	275	262

Long Beach Mortgage Loan Trust
3.046% due 10/25/2034 •	359	352
3.186% due 03/25/2032 •	21	21
3.461% due 04/25/2035 •	23,800	23,826
3.506% due 08/25/2033 •	978	976

LP Credit Card ABS Master Trust
4.053% due 08/20/2024 •	44,741	44,697

Madison Park Funding Ltd.
4.091% due 04/20/2026 •	8,200	8,223

Marlette Funding Trust
3.060% due 07/17/2028	4,826	4,824
3.710% due 12/15/2028	12,776	12,868

Massachusetts Educational Financing Authority
3.721% due 04/25/2038 •	859	861

Master Credit Card Trust
2.977% due 07/21/2024 •	20,800	20,752

MASTR Asset-Backed Securities Trust
2.536% due 11/25/2036 •	60	27
2.536% due 01/25/2037 •	300	115
3.186% due 09/25/2034 •	10,484	10,431

Merrill Lynch Mortgage Investors Trust
2.566% due 09/25/2037 •	6	3
2.606% due 02/25/2037 •	315	135

MMAF Equipment Finance LLC
2.920% due 07/12/2021	5,048	5,051

Morgan Stanley ABS Capital, Inc. Trust
2.546% due 05/25/2037 •	144	127
2.586% due 09/25/2036 •	21	10
3.386% due 05/25/2034 •	20,498	20,543

Morgan Stanley IXIS Real Estate Capital Trust
2.536% due 11/25/2036 •	9	5

Mountain Hawk CLO Ltd.
3.581% due 07/20/2024 •	5,809	5,804

Mountain View CLO Ltd.
3.587% due 10/15/2026 •	14,296	14,246

Navient Private Education Loan Trust
2.650% due 12/15/2028	9,188	9,108
2.740% due 02/15/2029	5,572	5,550
2.834% due 12/15/2059 •	5,285	5,285

Navient Private Education Refi Loan Trust
3.030% due 01/15/2043	34,600	34,765

Navient Student Loan Trust
2.836% due 03/25/2067 •	15,000	14,974
3.286% due 07/26/2066 •	18,304	18,348
3.430% due 12/15/2059	23,701	23,844

36	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.536% due 12/27/2066 •	$23,989	$24,110
3.636% due 03/25/2066 •	20,249	20,454

Nelnet Student Loan Trust
3.086% due 02/27/2051 •	7,358	7,335
3.186% due 09/27/2038 •	6,111	6,106
3.286% due 09/25/2065 •	4,501	4,519
3.336% due 02/25/2066 •	4,123	4,115
4.301% due 11/25/2024 •	8,458	8,510

Neuberger Berman CLO Ltd.
3.587% due 07/15/2027 •	4,000	3,981

New Century Home Equity Loan Trust
2.666% due 05/25/2036 •	353	333
3.416% due 11/25/2034 •	2,956	2,955

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.636% due 07/25/2036 •	4,886	4,687

Northstar Education Finance, Inc.
3.190% due 12/26/2031 •	5,561	5,557

NovaStar Mortgage Funding Trust
3.146% due 01/25/2036 •	9,170	9,128

Oaktree CLO Ltd.
3.981% due 10/20/2026 •	11,389	11,389

OCP CLO Ltd.
3.587% due 07/15/2027 •	2,800	2,777

Octagon Investment Partners Ltd.
3.887% due 04/15/2026 •	9,878	9,889

OHA Credit Partners Ltd.
3.771% due 10/20/2025	13,476	13,541

OneMain Financial Issuance Trust
2.370% due 09/14/2032	21,000	20,842

Option One Mortgage Loan Trust
3.026% due 08/25/2032 •	84	83
3.146% due 05/25/2035 •	1,235	1,237

Oscar U.S. Funding LLC
3.100% due 04/11/2022 «	15,000	15,056

OSCAR U.S. Funding Trust LLC
3.150% due 08/10/2021	7,851	7,859

Palmer Square CLO Ltd.
3.534% due 08/15/2026 •	22,708	22,564

Palmer Square Loan Funding Ltd.
3.387% due 04/15/2026 •	3,409	3,387
3.437% due 07/15/2026 •	14,864	14,719

Panhandle-Plains Higher Education Authority, Inc.
3.927% due 10/01/2035 •	613	616

Penarth Master Issuer PLC
2.862% due 03/18/2022 •	8,500	8,484
2.932% due 09/18/2022	24,600	24,562

Progress Residential Trust
3.882% due 01/17/2034 •	6,693	6,714

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024	11,872	11,889

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RAAC Trust
3.036% due 01/25/2046 •	$6,200	$6,158

Renaissance Home Equity Loan Trust
2.846% due 11/25/2034 •	154	144
3.366% due 08/25/2033 •	423	419
3.486% due 12/25/2033 •	204	202

Residential Asset Mortgage Products Trust
3.046% due 06/25/2032 •	4	4
3.166% due 05/25/2035 •	6,750	6,727

Residential Asset Securities Corp. Trust
3.131% due 03/25/2035 •	3,134	3,137

RMAT LP
4.090% due 05/25/2048 Ø	5,107	5,130

SBA Tower Trust
2.898% due 10/15/2044 Ø	14,200	14,185

Securitized Asset-Backed Receivables LLC Trust
3.161% due 01/25/2035 •	1,542	1,524

Securitized Term Auto Receivables Trust
3.060% due 02/25/2021	11,748	11,782

SLC Student Loan Trust
2.721% due 03/15/2027 •	24,036	23,929
2.731% due 06/15/2029 •	6,352	6,312
2.744% due 05/15/2029 •	7,712	7,596

SLM Private Education Loan Trust
2.590% due 01/15/2026	1,377	1,376

SLM Student Loan Trust
2.881% due 01/25/2027 •	5,881	5,871
2.911% due 10/25/2028 •	2,943	2,929
2.911% due 10/27/2031 •	53,560	53,225
2.921% due 10/25/2029 •	10,981	10,910
2.936% due 09/25/2043 •	13,524	13,389
3.081% due 12/15/2027 •	21,149	21,176
3.161% due 12/15/2025 •	20,041	20,123
3.186% due 01/25/2029 •	5,440	5,363
3.321% due 01/25/2028 •	4,415	4,425
3.371% due 10/25/2029 •	15,800	15,806
3.521% due 04/25/2023 •	1,483	1,470
3.671% due 07/25/2023 •	3,140	3,144
4.271% due 04/25/2023 •	20,049	20,274
4.471% due 07/25/2023 •	6,482	6,571

SMB Private Education Loan Trust
2.340% due 09/15/2034	1,307	1,283
2.804% due 12/16/2024 •	9,103	9,097
3.934% due 02/17/2032 •	4,980	5,067

SoFi Consumer Loan Program LLC
2.200% due 11/25/2026	3,150	3,142
2.500% due 05/26/2026	6,272	6,228
2.770% due 05/25/2026	9,881	9,851

SoFi Consumer Loan Program Trust
2.550% due 02/25/2027	2,130	2,125
2.930% due 04/26/2027	4,515	4,511
3.200% due 08/25/2027	4,988	4,992

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.240% due 02/25/2028	$20,349	$20,436

SoFi Professional Loan Program LLC
1.750% due 07/25/2040	184	183
2.050% due 01/25/2041	500	497
2.720% due 10/27/2036	1,811	1,803
3.020% due 02/25/2040	1,372	1,374
4.086% due 06/25/2025 •	2,601	2,606

SoFi Professional Loan Program Trust
3.080% due 01/25/2048	20,774	20,832
3.120% due 02/25/2048	15,165	15,211
3.180% due 06/15/2048	34,159	34,284

Sound Point CLO Ltd.
3.641% due 07/20/2027 •	10,100	10,073
3.647% due 04/15/2027 •	20,000	20,000
3.651% due 01/20/2028 •	26,000	25,916

Specialty Underwriting & Residential Finance Trust
3.166% due 01/25/2034 •	173	168

Springleaf Funding Trust
2.680% due 07/15/2030	22,100	21,936

Staniford Street CLO Ltd.
3.791% due 06/15/2025 •	208	209

Starwood Waypoint Homes Trust
3.434% due 01/17/2035 •	10,694	10,692

Structured Asset Investment Loan Trust
3.176% due 06/25/2035 •	698	700
3.461% due 10/25/2033 •	22	22

Structured Asset Securities Corp. Mortgage Loan Trust
3.989% due 04/25/2035 •	630	618

Terwin Mortgage Trust
2.696% due 07/25/2037 •	1,946	1,922

Tralee CLO Ltd.
3.869% due 10/20/2028 •	43,200	42,921

Trillium Credit Card Trust
2.734% due 02/27/2023	30,000	29,997
2.979% due 01/26/2024 •	31,400	31,501
3.038% due 01/26/2024	31,400	31,516

Upstart Securitization Trust
3.450% due 04/20/2026	13,800	13,823

Utah State Board of Regents
3.236% due 01/25/2057 •	16,995	16,978

Venture CLO Ltd.
3.637% due 01/15/2028 •	10,150	10,082
3.650% due 10/22/2031 •	5,700	5,690
3.667% due 04/15/2027	47,450	47,072

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø	18,891	18,867

Washington Mutual Asset-Backed Certificates Trust
2.546% due 10/25/2036 •	59	28

Wellfleet CLO Ltd.
3.901% due 10/20/2027 •	22,300	22,301

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WhiteHorse Ltd.
3.703% due 04/17/2027 •	$12,700	$12,656

World Omni Auto Receivables Trust
3.020% due 04/15/2022	16,500	16,563

Total Asset-Backed Securities (Cost $2,096,185)		2,097,604

SOVEREIGN ISSUES 0.6%

Development Bank of Japan, Inc.
3.342% (US0003M + 0.570%) due 04/23/2021 ~	4,000	4,026

Export-Import Bank of India
2.750% due 04/01/2020	18,030	17,967
2.750% due 08/12/2020	19,779	19,694
3.641% (US0003M + 1.000%) due 08/21/2022 ~	35,253	35,188
3.875% due 10/02/2019	3,700	3,716

Japan Finance Organization for Municipalities
2.000% due 09/08/2020	8,000	7,930

Korea Development Bank
2.500% due 03/11/2020	2,500	2,494

Korea Expressway Corp.
3.465% (US0003M + 0.700%) due 10/28/2019 ~	2,000	2,003

Tokyo Metropolitan Government
2.000% due 05/17/2021	2,400	2,366
2.500% due 06/08/2022	20,900	20,772

Total Sovereign Issues (Cost $116,607)		116,156

SHORT-TERM INSTRUMENTS 2.8%

CERTIFICATES OF DEPOSIT 0.4%

Lloyds Bank Corporate Markets PLC
3.102% (US0003M + 0.500%) due 09/24/2020 ~	36,000	36,013
3.297% (US0003M + 0.500%) due 10/26/2020 ~	38,000	38,014

		74,027

COMMERCIAL PAPER 2.1%

Cigna Corp.
2.920% due 05/29/2019	16,400	16,322

CNH Industrial Capital LLC
3.500% due 05/09/2019	21,100	21,027

Energy Transfer Partners
3.200% due 04/22/2019	143,800	143,510

Royal Caribbean Cruise
3.000% due 04/25/2019	8,700	8,682

Syngenta Finance NV
3.200% due 06/11/2019	60,500	60,147

38	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

VW Credit, Inc.
2.900% due 07/09/2019		$12,600	$12,497
3.050% due 07/01/2019		15,450	15,335
3.050% due 07/02/2019		122,400	121,475

			398,995

REPURCHASE AGREEMENTS (i) 0.2%
			35,761

SHORT-TERM NOTES 0.1%

Pagares Portador Banco Central
2.971% due 04/17/2019	CLP	10,000,000	14,675

U.S. TREASURY BILLS 0.0%
2.418% due 04/11/2019 - 05/23/2019 (c)(d)(l)		$4,276	4,273

Total Short-Term Instruments (Cost $527,915)			527,731

Total Investments in Securities (Cost $19,233,247)			19,274,379

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.1%

SHORT-TERM INSTRUMENTS 9.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.1%

PIMCO Short Asset Portfolio	171,626,356	$1,707,510

PIMCO Short-Term Floating NAV Portfolio III	17,683	175

Total Short-Term Instruments (Cost $1,712,885)		1,707,685

Total Investments in Affiliates (Cost $1,712,885)		1,707,685

Total Investments 111.8% (Cost $20,946,132)		$20,982,064

Financial Derivative Instruments (k)(m) 0.2% (Cost or Premiums, net $(26,880))		33,249

Other Assets and Liabilities, net (12.0)%		(2,242,805)

Net Assets 100.0%		$18,772,508

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	3.536%	04/09/2019	09/26/2018	$12,461	$12,188	0.07%
CIMIC Group Ltd.	3.629	08/15/2019	09/26/2018	19,815	19,378	0.10
CIMIC Group Ltd.	3.873	04/04/2019	12/11/2018	27,018	27,026	0.14
CIMIC Group Ltd.	3.906	05/30/2019	06/28/2018	4,968	4,967	0.03
CIMIC Group Ltd.	3.906	06/06/2019	06/28/2018	13,900	13,897	0.08
CIMIC Group Ltd.	4.092	04/04/2019	09/26/2018	30,493	30,081	0.16
CIMIC Group Ltd.	4.118	06/20/2019	06/28/2018	2,280	2,279	0.01
CIMIC Group Ltd.	4.120	07/01/2019	07/10/2018	8,515	8,511	0.05
CIMIC Group Ltd.	4.135	07/18/2019	07/25/2018	8,894	8,888	0.05
CIMIC Group Ltd.	4.154	07/18/2019	12/11/2018	5,764	5,693	0.03
CIMIC Group Ltd.	4.190	08/29/2019	09/04/2018	9,835	9,824	0.05
CIMIC Group Ltd.	4.237	09/12/2019	09/20/2018	4,418	4,414	0.02
CIMIC Group Ltd.	4.720	05/02/2019	12/11/2018	62,331	62,379	0.33
Lloyds Banking Group PLC	3.870	09/04/2019	05/22/2018	22,467	22,436	0.12
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	22,467	22,358	0.12
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	22,467	22,283	0.12
Toyota Industries Corp.	1.911	08/03/2020	08/22/2018	590	601	0.00

				$278,683	$277,203	1.48%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$35,761	U.S. Treasury Notes 2.625% due 07/15/2021	$(36,480)	$35,761	$35,767

Total Repurchase Agreements						$(36,480)	$35,761	$35,767

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	3.100%	03/29/2019	04/01/2019	$(42,332)	$(42,344)
BSN	2.680	03/28/2019	04/10/2019	(529,940)	(530,098)
MSC	2.900	03/29/2019	04/01/2019	(100,710)	(100,734)

Total Reverse Repurchase Agreements					$(673,176)

40	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(42,344)	$0	$(42,344)	$42,310	$(34)
BSN	0	(530,098)	0	(530,098)	544,375	14,277
FICC	35,767	0	0	35,767	(36,480)	(713)
MSC	0	(100,734)	0	(100,734)	103,429	2,695

Total Borrowings and Other Financing Transactions	$35,767	$(673,176)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$(100,734)	$(530,098)	$0	$0	$(630,832)
U.S. Treasury Obligations	(42,344)	0	0	0	(42,344)

Total Borrowings	$(143,078)	$(530,098)	$0	$0	$(673,176)

Payable for reverse repurchase agreements					$(673,176)

(j)	Securities with an aggregate market value of $690,114 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(467,064) at a weighted average interest rate of 2.101%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Canada Bankers Acceptance December Futures	12/2019	2,433	$	446,305	$4,053	$0	$(546)
3-Month Canada Bankers Acceptance December Futures	12/2020	10,116		1,857,741	(1,434)	11	(1,445)
3-Month Canada Bankers Acceptance June Futures	06/2020	10,278		1,887,107	17,656	0	(2,596)
3-Month Canada Bankers Acceptance March Futures	03/2020	2,095		384,538	3,622	0	(509)
3-Month Canada Bankers Acceptance September Futures	09/2020	6,971		1,280,051	6,355	0	(1,760)
3-Month Euribor December Futures	12/2020	20,577		5,782,682	8,037	0	(1,443)
90-Day Eurodollar September Futures	09/2019	1,179		287,499	470	0	(74)
U.S. Treasury 10-Year Note June Futures	06/2019	2,594		322,223	4,612	0	(730)

					$43,371	$11	$(9,103)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	7,530	$	(1,842,120)	$991	$1,026	$(3)
90-Day Eurodollar June Futures	06/2022	39,317		(9,613,007)	(29,318)	4,423	0
90-Day Eurodollar March Futures	03/2022	1,175		(287,361)	(1,279)	147	0
90-Day Eurodollar September Futures	09/2022	10,345		(2,528,706)	(7,580)	1,164	0
U.S. Treasury 5-Year Note June Futures	06/2019	3,990		(462,154)	(1,681)	904	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	865		(145,320)	(5,615)	324	0

					$(44,482)	$7,988	$(3)

Total Futures Contracts					$(1,111)	$7,999	$(9,106)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	606,032	$(28,457)	$(12,908)	$(41,365)	$0	$(2,194)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023		1,108,300	(20,219)	(1,643)	(21,862)	0	(1,317)

						$(48,676)	$(14,551)	$(63,227)	$0	$(3,511)

42	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	2.500%	Annual	03/01/2020	$	14,129,200	$7,555	$18,550	$26,105	$0	$(3,464)
Pay(4)	1-Day USD-Federal Funds Rate Compounded-OIS	2.336	Annual	03/18/2020		16,140,600	(183)	8,326	8,143	0	(1,787)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300	Annual	03/01/2022		9,631,300	12,579	(80,117)	(67,538)	13,948	0
Receive	3-Month USD-LIBOR	2.767	Semi-Annual	02/13/2020		899,000	(393)	(1,106)	(1,499)	181	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		247,000	4,129	(18,484)	(14,355)	642	0

							$23,687	$(72,831)	$(49,144)	$14,771	$(5,251)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR(4)	1-Month USD-LIBOR + 0.125%	Quarterly	06/21/2020	10,266,000	$46	$(1,774)	$(1,728)	$0	$0
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.139%	Quarterly	05/10/2021	2,688,190	0	(1,456)	(1,456)	0	(158)
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.136%	Quarterly	05/11/2021	1,344,000	0	(630)	(630)	0	(80)
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.139%	Quarterly	05/14/2021	1,685,280	0	(886)	(886)	0	(104)
3-Month USD-LIBOR	1-Month USD-LIBOR + 0.095%	Quarterly	05/21/2022	700,300	0	220	220	0	(7)

					$46	$(4,526)	$(4,480)	$0	$(349)

Total Swap Agreements					$(24,943)	$(91,908)	$(116,851)	$14,771	$(9,111)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)			Market Value	Variation Margin Liability(5)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8,358	$14,771	$23,129	$0	$(10,132)	$(9,111)	$(19,243)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(l)

Securities with an aggregate market value of $116,686 and cash of $55,046 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin asset of $359 and liability of $(1,026) for closed futures is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	08/2019	AUD	27,651	$	20,157	$473	$0
BPS	04/2019	$	1,156	CAD	1,551	5	0
BRC	04/2019		4,330		5,826	29	0
	04/2019		389,781	JPY	43,089,614	0	(990)
BSS	04/2019	CLP	9,999,472	$	14,889	195	0
CBK	04/2019	GBP	80,911		106,734	1,351	0
	04/2019	JPY	43,089,614		390,631	1,841	0
	04/2019	MXN	38,414		2,001	26	0
	04/2019	$	8,859	CAD	11,884	34	0
	04/2019		1,626	GBP	1,223	0	(33)
	04/2019		173,923	JPY	19,246,200	105	0
	04/2019		2,020	MXN	38,414	0	(45)
	05/2019	CZK	2,634	$	116	2	0
	05/2019	MXN	38,414		2,011	45	0
	05/2019	$	391,724	JPY	43,089,614	0	(1,730)
GLM	04/2019	AUD	25,275	$	18,067	121	0
	04/2019	$	17,916	AUD	25,275	31	0
	04/2019		1,333	CAD	1,750	0	(24)
	05/2019	AUD	25,275	$	17,926	0	(31)
	06/2019	$	1,196	MYR	4,864	0	(4)
HUS	04/2019	AUD	17,173	$	12,487	291	0
	04/2019	$	2,203	CAD	2,935	0	(7)
JPM	04/2019	EUR	695,612	$	794,021	13,718	0
	05/2019	GBP	3,165		4,128	0	(1)
MYI	04/2019	AUD	42,352		30,540	467	0
	07/2019		8,101		5,852	88	0
SCX	04/2019	$	105,498	GBP	79,688	0	(1,708)
	05/2019	GBP	79,688	$	105,658	1,706	0
SOG	05/2019	EUR	695,612		782,104	0	(247)
UAG	04/2019	CAD	22,395		16,681	0	(78)
	05/2019	$	16,694	CAD	22,395	78	0

Total Forward Foreign Currency Contracts						$20,606	$(4,898)

44	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150%	04/17/2019	91,800	$(94)	$0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	05/15/2019	98,800	(99)	(3)
BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	81,300	(85)	(1)
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	99,500	(97)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	99,400	(94)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	109,400	(116)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	04/17/2019	111,900	(118)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	05/15/2019	123,000	(111)	(16)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	400	0	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	131,800	(147)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	120,200	(204)	(2)

						$(1,165)	$(23)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$	98.656	06/06/2019	380,100	$(772)	$(979)

Total Written Options						$(1,937)	$(1,002)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.650% (Federal Funds Rate plus a specified spread)	Maturity	04/12/2019	$	218,300	$0	$2,976	$2,976	$0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.660% (Federal Funds Rate plus a specified spread)	Maturity	04/12/2019		145,500	0	3,313	3,313	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.680%	Maturity	04/15/2019		133,900	0	1,112	1,112	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.660%	Maturity	04/22/2019		129,800	0	942	942	0
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.700% (Federal Funds Rate plus a specified spread)	Maturity	04/11/2019		46,300	0	1,017	1,017	0
SOG	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.600% (Federal Funds Rate plus a specified spread)	Maturity	05/21/2019		250,000	0	5,297	5,297	0

									$0	$14,657	$14,657	$0

Total Swap Agreements									$0	$14,657	$14,657	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Schedule of Investments PIMCO Short-Term Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$473	$0	$0	$473	$0	$(3)	$0	$(3)	$470	$(500)	$(30)
BPS	5	0	8,343	8,348	0	(1)	0	(1)	8,347	(7,980)	367
BRC	29	0	0	29	(990)	0	0	(990)	(961)	(20)	(981)
BSS	195	0	0	195	0	0	0	0	195	(270)	(75)
CBK	3,404	0	0	3,404	(1,808)	(17)	0	(1,825)	1,579	(840)	739
DUB	0	0	0	0	0	0	0	0	0	(930)	(930)
GLM	152	0	0	152	(59)	0	0	(59)	93	0	93
GST	0	0	0	0	0	(2)	0	(2)	(2)	254	252
HUS	291	0	0	291	(7)	0	0	(7)	284	(320)	(36)
JPM	13,718	0	0	13,718	(1)	(979)	0	(980)	12,738	(12,030)	708
MYC	0	0	1,017	1,017	0	0	0	0	1,017	(1,280)	(263)
MYI	555	0	0	555	0	0	0	0	555	(710)	(155)
SCX	1,706	0	0	1,706	(1,708)	0	0	(1,708)	(2)	0	(2)
SOG	0	0	5,297	5,297	(247)	0	0	(247)	5,050	(4,760)	290
UAG	78	0	0	78	(78)	0	0	(78)	0	0	0

Total Over the Counter	$20,606	$0	$14,657	$35,263	$(4,898)	$(1,002)	$0	$(5,900)

(n)

Securities with an aggregate market value of $254 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

46	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8,358	$8,358
Swap Agreements	0	0	0	0	14,771	14,771

	$0	$0	$0	$0	$23,129	$23,129

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,606	$0	$20,606
Swap Agreements	0	0	0	0	14,657	14,657

	$0	$0	$0	$20,606	$14,657	$35,263

	$0	$0	$0	$20,606	$37,786	$58,392

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10,132	$10,132
Swap Agreements	0	3,511	0	0	5,600	9,111

	$0	$3,511	$0	$0	$15,732	$19,243

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,898	$0	$4,898
Written Options	0	23	0	0	979	1,002

	$0	$23	$0	$4,898	$979	$5,900

	$0	$3,534	$0	$4,898	$16,711	$25,143

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,241)	$(1,241)
Written Options	0	0	0	0	1,033	1,033
Futures	0	0	0	0	(143,939)	(143,939)
Swap Agreements	0	(19,862)	0	0	16,899	(2,963)

	$0	$(19,862)	$0	$0	$(127,248)	$(147,110)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$94,246	$0	$94,246
Purchased Options	0	0	0	(1)	(725)	(726)
Written Options	0	5,796	0	1,097	6,319	13,212
Swap Agreements	0	0	0	0	2,129	2,129

	$0	$5,796	$0	$95,342	$7,723	$108,861

	$0	$(14,066)	$0	$95,342	$(119,525)	$(38,249)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$197	$197
Written Options	0	0	0	0	104	104
Futures	0	0	0	0	18,643	18,643
Swap Agreements	0	(19,530)	0	0	(71,452)	(90,982)

	$0	$(19,530)	$0	$0	$(52,508)	$(72,038)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,994	$0	$10,994
Purchased Options	0	0	0	0	1,631	1,631
Written Options	0	779	0	(233)	398	944
Swap Agreements	0	0	0	0	14,657	14,657

	$0	$779	$0	$10,761	$16,686	$28,226

	$0	$(18,751)	$0	$10,761	$(35,822)	$(43,812)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$37,675	$186,901	$224,576
Corporate Bonds & Notes
Banking & Finance	0	5,350,219	0	5,350,219
Industrials	21,155	5,150,689	97	5,171,941
Specialty Finance	0	276,602	0	276,602
Utilities	0	1,249,234	0	1,249,234
Municipal Bonds & Notes
Arkansas	0	3,000	0	3,000
California	0	51,025	0	51,025
Colorado	0	1,554	0	1,554
New Jersey	0	501	0	501
Pennsylvania	0	2,992	0	2,992
Texas	0	1,596	0	1,596
U.S. Government Agencies	0	2,655,715	0	2,655,715
U.S. Treasury Obligations	0	321,406	0	321,406
Non-Agency Mortgage-Backed Securities	17,500	1,190,934	14,093	1,222,527
Asset-Backed Securities	0	2,082,548	15,056	2,097,604
Sovereign Issues	0	116,156	0	116,156
Short-Term Instruments
Certificates of Deposit	0	74,027	0	74,027
Commercial Paper	0	398,995	0	398,995
Repurchase Agreements	0	35,761	0	35,761
Short-Term Notes	0	14,675	0	14,675
U.S. Treasury Bills	0	4,273	0	4,273
	$38,655	$19,019,577	$216,147	$19,274,379

48	PIMCO SHORT-TERM FUND	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,707,685	$0	$0	$1,707,685

Total Investments	$1,746,340	$19,019,577	$216,147	$20,982,064

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	7,999	14,771	0	22,770
Over the counter	0	35,263	0	35,263
	$7,999	$50,034	$0	$58,033

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9,106)	(9,111)	0	(18,217)
Over the counter	0	(5,900)	0	(5,900)
	$(9,106)	$(15,011)	$0	$(24,117)

Total Financial Derivative Instruments	$(1,107)	$35,023	$0	$33,916

Totals	$1,745,233	$19,054,600	$216,147	$21,015,980

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$33,800	$186,425	$(33,800)	$320	$0	$156	$0	$0	$186,901	$156
Corporate Bonds & Notes
Industrials	4,096	0	(2,105)	(52)	(90)	15	97	(1,864)	97	0
Non-Agency Mortgage-Backed Securities	16,300	0	(2,207)	0	0	0	0	0	14,093	0
Asset-Backed Securities	2,350	14,998	(2,350)	0	0	58	0	0	15,056	58

Totals	$56,546	$201,423	$(40,462)	$268	$(90)	$229	$97	$(1,864)	$216,147	$214

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Schedule of Investments PIMCO Short-Term Fund (Cont.)

March 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$142,977	Proxy Pricing	Base Price	99.750-99.780
	43,924	Third Party Vendor	Broker Quote	99.375
Corporate Bonds & Notes
Industrials	97	Third Party Vendor	Broker Quote	99.400
Non-Agency Mortgage-Backed Securities	14,093	Third Party Vendor	Broker Quote	100.000
Asset-Backed Securities	15,056	Proxy Pricing	Base Price	99.990

Total	$216,147

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

50	PIMCO SHORT-TERM FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Short-Term Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2019	51

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

52	PIMCO SHORT-TERM FUND

March 31, 2019

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after

ANNUAL REPORT	MARCH 31, 2019	53

Notes to Financial Statements (Cont.)

December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded

54	PIMCO SHORT-TERM FUND

March 31, 2019

options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

ANNUAL REPORT	MARCH 31, 2019	55

Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2019	57

Notes to Financial Statements (Cont.)

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the

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fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$2,790,043	$4,051,386	$(5,125,070)	$(6,402)	$(2,447)	$1,707,510	$87,507	$2,880

ANNUAL REPORT	MARCH 31, 2019	59

Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$1,619,315	$6,442,902	$(8,062,500)	$533	$(75)	$175	$11,302	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in

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bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables,

ANNUAL REPORT	MARCH 31, 2019	61

Notes to Financial Statements (Cont.)

home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

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Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2019 are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

ANNUAL REPORT	MARCH 31, 2019	63

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have

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otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market

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Notes to Financial Statements (Cont.)

value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variations Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The

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Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC

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Notes to Financial Statements (Cont.)

swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may

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Notes to Financial Statements (Cont.)

use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate

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and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Notes to Financial Statements (Cont.)

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from

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Notes to Financial Statements (Cont.)

counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.20%	0.20%	0.20%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

ANNUAL REPORT	MARCH 31, 2019	75

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

76	PIMCO SHORT-TERM FUND

March 31, 2019

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$575,907	$2,082,262

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or

ANNUAL REPORT	MARCH 31, 2019	77

Notes to Financial Statements (Cont.)

dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$11,502,567	$9,458,258	$9,570,264	$4,932,181

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2019		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	947,047	$9,335,301	924,728		$9,117,235

I-2	305,407	3,010,142	129,096		1,272,582

I-3	10,765	106,143	0		0

Administrative Class	15,102	149,126	27,948		275,421

Class D	0	0	34,408		339,158

Class A	107,198	1,056,767	144,630	(a)	1,425,487	(a)

Class C	10,244	100,939	3,220		31,734

Class R	4,502	44,344	3,991		39,353

Issued as reinvestment of distributions

Institutional Class	31,592	310,874	14,529		143,205

I-2	8,071	79,369	2,829		27,886

I-3	100	977	0		0

Administrative Class	4,932	48,529	2,809		27,682

Class D	0	0	752		7,415

Class A	4,367	42,963	1,509		14,872

Class C	341	3,352	156		1,537

Class R	292	2,876	154		1,518

78	PIMCO SHORT-TERM FUND

March 31, 2019

	Year Ended 03/31/2019		Year Ended 03/31/2018
	Shares	Amount	Shares		Amount

Cost of shares redeemed

Institutional Class	(958,646)	$(9,447,693)	(580,433)		$(5,721,304)

I-2	(149,746)	(1,472,287)	(70,454)		(694,261)

I-3	(2,629)	(25,863)	0		0

Administrative Class	(25,341)	(249,682)	(5,849)		(57,715)

Class D	0	0	(87,393	)(a)	(861,297	)(a)

Class A	(115,499)	(1,137,230)	(62,684)		(617,559)

Class C	(6,759)	(66,488)	(7,301)		(71,839)

Class R	(4,094)	(40,339)	(3,601)		(35,498)

Net increase (decrease) resulting from Fund share transactions	187,246	$1,852,120	473,044		$4,665,612

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 61,270 Class D shares in the amount of $603,825 converted into Class A shares of the Fund.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

ANNUAL REPORT	MARCH 31, 2019	79

Notes to Financial Statements (Cont.)

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Short-Term Fund	$52,338	$0	$(24,929)	$(3,163)	$0	$(145,351)	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Short-Term Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Short-Term Fund	$20,944,851	$84,289	$(47,076)	$37,213

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, and forward contracts, realized and unrealized gain (loss) swap contracts, Treasury Inflation Protected Securities (TIPs), and straddle loss deferrals.

80	PIMCO SHORT-TERM FUND

March 31, 2019

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PIMCO Short-Term Fund	$510,487	$10,726	$0	$237,427	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Short-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Short-Term Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

82	PIMCO SHORT-TERM FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GST	Goldman Sachs International
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	HUS	HSBC Bank USA N.A.
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
BRC	Barclays Bank PLC	MSC	Morgan Stanley & Co., Inc.
BSN	Bank of Nova Scotia	MYC	Morgan Stanley Capital Services, Inc.
BSS	Banco Santander S.A.	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	SOG	Societe Generale Paris
FICC	Fixed Income Clearing Corporation	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
CLP	Chilean Peso	MXN	Mexican Peso
CZK	Czech Koruna	MYR	Malaysian Ringgit
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR01M	1 Month USD-LIBOR
BP0001M	1 Month GBP-LIBOR	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	SOFRRATE	Secured Overnight Financing Rate
CDX.HY	Credit Derivatives Index - High Yield	US0001M	1 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	3 Month USD Swap Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	NCUA	National Credit Union Administration
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
FDIC	Federal Deposit Insurance Corp.

ANNUAL REPORT	MARCH 31, 2019	83

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Short-Term Fund	0.00%	0.00%	$438,920	$19,291

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

84	PIMCO SHORT-TERM FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2019	85

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

86	PIMCO SHORT-TERM FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	87

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

88	PIMCO SHORT-TERM FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	89

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3024AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

PIMCO Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Total Return Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO TOTAL RETURN FUND

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the PIMCO Total Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of

4	PIMCO TOTAL RETURN FUND

LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	04/27/18	09/08/94	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the PIMCO Total Return Fund (Cont.)

the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO TOTAL RETURN FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO Total Return Fund

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	3.83%	2.85%	4.84%	7.11%
PIMCO Total Return Fund I-2	3.73%	2.75%	4.74%	7.00%
PIMCO Total Return Fund I-3	3.69%	2.70%	4.69%	6.95%
PIMCO Total Return Fund Administrative Class	3.57%	2.60%	4.58%	6.84%
PIMCO Total Return Fund Class A	3.48%	2.47%	4.43%	6.64%
PIMCO Total Return Fund Class A (adjusted)	(0.40)%	1.69%	4.03%	6.49%
PIMCO Total Return Fund Class C	2.69%	1.70%	3.65%	5.85%
PIMCO Total Return Fund Class C (adjusted)	1.69%	1.70%	3.65%	5.85%
PIMCO Total Return Fund Class R	3.20%	2.20%	4.17%	6.36%
Bloomberg Barclays U.S. Aggregate Index	4.48%	2.74%	3.77%	6.19%♦
Lipper Core Plus Bond Funds Average	4.02%	2.72%	5.36%	6.18%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.55% for Institutional Class shares, 0.65% for I-2 shares, 0.75% for I-3 shares, 0.80% for Administrative Class shares, 0.89% for Class A shares, 1.64% for Class C shares, and 1.14% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	I-2 - PTTPX	I-3 - PTTNX	Administrative Class - PTRAX
Class A - PTTAX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown as of 03/31/2019†§

U.S. Government Agencies	41.5%
Corporate Bonds & Notes	26.6%
Non-Agency Mortgage-Backed Securities	9.6%
Short-Term Instruments‡	8.3%
Asset-Backed Securities	7.4%
U.S. Treasury Obligations	3.3%
Sovereign Issues	2.0%
Loan Participations and Assignments	1.0%
Municipal Bonds & Notes	0.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly a combination of yield advantage and overweight exposure to the belly of the yield curve, contributed to performance, as rates fell.

»	Underweight exposure to investment grade corporate credit contributed to relative performance, as spreads widened toward the beginning and in the middle of the reporting period.
»	Positions in non-agency mortgage-backed securities contributed to relative performance, as total returns of these securities were positive.

»	Short exposure to duration in Italy detracted from relative performance, as rates fell towards the end of the reporting period.

»	Short exposure to duration in Japan detracted from relative performance, as rates fell.

»	Short exposure to duration in Australia detracted from relative performance, as rates fell.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Example PIMCO Total Return Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,042.00	$3.16	$1,000.00	$1,021.84	$3.13	0.62%
I-2	1,000.00	1,041.50	3.66	1,000.00	1,021.34	3.63	0.72
I-3	1,000.00	1,041.30	3.92	1,000.00	1,021.09	3.88	0.77
Administrative Class	1,000.00	1,040.70	4.43	1,000.00	1,020.59	4.38	0.87
Class A	1,000.00	1,040.30	4.88	1,000.00	1,020.14	4.84	0.96
Class C	1,000.00	1,036.40	8.68	1,000.00	1,016.40	8.60	1.71
Class R	1,000.00	1,039.00	6.15	1,000.00	1,018.90	6.09	1.21

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO TOTAL RETURN FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	11

Financial Highlights PIMCO Total Return Fund (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2019	$10.08	$0.31	$0.07	$0.38	$(0.34)	$0.00	$0.00	$(0.34)

03/31/2018	10.12	0.28	(0.06)	0.22	(0.23)	0.00	(0.03)	(0.26)

03/31/2017	10.18	0.36	(0.11)	0.25	(0.08)	0.00	(0.23)	(0.31)

03/31/2016	10.86	0.34	(0.32)	0.02	(0.29)	(0.36)	(0.05)	(0.70)

03/31/2015	10.78	0.23	0.36	0.59	(0.43)	(0.08)	0.00	(0.51)

I-2

03/31/2019	10.08	0.30	0.07	0.37	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.12	0.27	(0.06)	0.21	(0.22)	0.00	(0.03)	(0.25)

03/31/2017	10.18	0.35	(0.11)	0.24	(0.08)	0.00	(0.22)	(0.30)

03/31/2016	10.86	0.33	(0.32)	0.01	(0.28)	(0.36)	(0.05)	(0.69)

03/31/2015	10.78	0.22	0.36	0.58	(0.42)	(0.08)	0.00	(0.50)

I-3

04/27/2018 - 03/31/2019	9.97	0.29	0.16	0.45	(0.30)	0.00	0.00	(0.30)

Administrative Class

03/31/2019	10.08	0.28	0.07	0.35	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.12	0.26	(0.07)	0.19	(0.20)	0.00	(0.03)	(0.23)

03/31/2017	10.18	0.34	(0.12)	0.22	(0.07)	0.00	(0.21)	(0.28)

03/31/2016	10.86	0.32	(0.33)	(0.01)	(0.26)	(0.36)	(0.05)	(0.67)

03/31/2015	10.78	0.20	0.36	0.56	(0.40)	(0.08)	0.00	(0.48)

Class A

03/31/2019	10.08	0.27	0.07	0.34	(0.30)	0.00	0.00	(0.30)

03/31/2018	10.12	0.25	(0.07)	0.18	(0.19)	0.00	(0.03)	(0.22)

03/31/2017	10.18	0.32	(0.11)	0.21	(0.07)	0.00	(0.20)	(0.27)

03/31/2016	10.86	0.30	(0.32)	(0.02)	(0.25)	(0.36)	(0.05)	(0.66)

03/31/2015	10.78	0.19	0.36	0.55	(0.39)	(0.08)	0.00	(0.47)

Class C

03/31/2019	10.08	0.19	0.07	0.26	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.12	0.17	(0.07)	0.10	(0.11)	0.00	(0.03)	(0.14)

03/31/2017	10.18	0.25	(0.12)	0.13	(0.05)	0.00	(0.14)	(0.19)

03/31/2016	10.86	0.22	(0.32)	(0.10)	(0.17)	(0.36)	(0.05)	(0.58)

03/31/2015	10.78	0.10	0.37	0.47	(0.31)	(0.08)	0.00	(0.39)

12	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.12	3.83%	$49,974,737	0.71%		0.71%		0.46%		0.46%		3.09%		723%

10.08	2.13	54,515,011	0.55		0.55		0.46		0.46		2.76		635

10.12	2.44	52,526,934	0.51		0.51		0.46		0.46		3.54		521

10.18	0.31	58,581,675	0.47		0.47		0.46		0.46		3.27		478

10.86	5.64	68,575,915	0.46		0.46		0.46		0.46		2.11		265

10.12	3.73	3,231,195	0.81		0.81		0.56		0.56		2.99		723

10.08	2.02	3,409,081	0.65		0.65		0.56		0.56		2.66		635

10.12	2.33	3,471,813	0.61		0.61		0.56		0.56		3.44		521

10.18	0.21	4,623,792	0.57		0.57		0.56		0.56		3.17		478

10.86	5.53	5,939,687	0.56		0.56		0.56		0.56		1.99		265

10.12	4.63	144,689	0.86	*	0.91	*	0.61	*	0.66	*	3.13	*	723

10.12	3.57	2,005,972	0.96		0.96		0.71		0.71		2.82		723

10.08	1.87	2,831,163	0.80		0.80		0.71		0.71		2.52		635

10.12	2.18	3,424,492	0.76		0.76		0.71		0.71		3.31		521

10.18	0.06	6,234,863	0.72		0.72		0.71		0.71		3.03		478

10.86	5.37	16,184,030	0.71		0.71		0.71		0.71		1.84		265

10.12	3.48	7,757,299	1.05		1.05		0.80		0.80		2.75		723

10.08	1.76	8,429,248	0.92	(c)	0.92	(c)	0.83	(c)	0.83	(c)	2.42		635

10.12	2.04	5,475,892	0.90		0.90		0.85		0.85		3.16		521

10.18	(0.08)	7,662,842	0.86		0.86		0.85		0.85		2.89		478

10.86	5.23	11,961,388	0.85		0.85		0.85		0.85		1.72		265

10.12	2.69	1,467,067	1.82	(d)	1.82	(d)	1.57	(d)	1.57	(d)	1.95		723

10.08	0.97	2,072,621	1.69		1.69		1.60		1.60		1.64		635

10.12	1.27	3,143,206	1.65		1.65		1.60		1.60		2.41		521

10.18	(0.82)	4,055,683	1.61		1.61		1.60		1.60		2.13		478

10.86	4.45	5,194,548	1.60		1.60		1.60		1.60		0.96		265

ANNUAL REPORT	MARCH 31, 2019	13

Financial Highlights PIMCO Total Return Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

03/31/2019	$10.08	$0.24	$0.07	$0.31	$(0.27)	$0.00	$0.00	$(0.27)

03/31/2018	10.12	0.22	(0.07)	0.15	(0.16)	0.00	(0.03)	(0.19)

03/31/2017	10.18	0.30	(0.12)	0.18	(0.06)	0.00	(0.18)	(0.24)

03/31/2016	10.86	0.28	(0.33)	(0.05)	(0.22)	(0.36)	(0.05)	(0.63)

03/31/2015	10.78	0.16	0.36	0.52	(0.36)	(0.08)	0.00	(0.44)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.30%.
(d)	Effective October 1, 2018, the Class’s advisory fee was decreased by 0.05% to an annual rate of 0.55%.

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.12	3.20%	$772,138	1.32	%(d)	1.32	%(d)	1.07	%(d)	1.07	%(d)	2.47%	723%

10.08	1.48	914,781	1.19		1.19		1.10		1.10		2.13	635

10.12	1.78	1,159,181	1.15		1.15		1.10		1.10		2.91	521

10.18	(0.33)	1,426,367	1.11		1.11		1.10		1.10		2.63	478

10.86	4.96	1,996,566	1.10		1.10		1.10		1.10		1.45	265

ANNUAL REPORT	MARCH 31, 2019	15

Consolidated Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$84,473,637
Investments in Affiliates	7,244,143

Financial Derivative Instruments
Exchange-traded or centrally cleared	114,420
Over the counter	253,952
Cash	30,475
Deposits with counterparty	807,107
Foreign currency, at value	194,366
Receivable for investments sold	1,009,293
Receivable for TBA investments sold	18,333,281
Receivable for Fund shares sold	99,620
Interest and/or dividends receivable	372,126
Dividends receivable from Affiliates	19,914
Reimbursement receivable from PIMCO	6

Total Assets	112,952,340

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$296,825
Payable for short sales	19,574

Financial Derivative Instruments
Exchange-traded or centrally cleared	160,603
Over the counter	136,709
Payable for investments purchased	368,345
Payable for investments in Affiliates purchased	19,914
Payable for TBA investments purchased	45,728,776
Payable for unfunded loan commitments	21,054
Deposits from counterparty	515,152
Payable for Fund shares redeemed	290,826
Distributions payable	11,275
Accrued investment advisory fees	13,683
Accrued supervisory and administrative fees	12,551
Accrued distribution fees	1,544
Accrued servicing fees	2,114
Other liabilities	298

Total Liabilities	47,599,243

Net Assets	$65,353,097

Net Assets Consist of:

Paid in capital	$66,330,968
Distributable earnings (accumulated loss)	(977,871)

Net Assets	$65,353,097

Cost of investments in securities	$83,620,914
Cost of investments in Affiliates	$7,274,595
Cost of foreign currency held	$195,791
Proceeds received on short sales	$19,512
Cost or premiums of financial derivative instruments, net	$(186,517)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2019

Net Assets:

Institutional Class	$49,974,737
I-2	3,231,195
I-3	144,689
Administrative Class	2,005,972
Class A	7,757,299
Class C	1,467,067
Class R	772,138

Shares Issued and Outstanding:

Institutional Class	4,937,375
I-2	319,233
I-3	14,295
Administrative Class	198,186
Class A	766,400
Class C	144,941
Class R	76,285

Net Asset Value Per Share Outstanding:

Institutional Class	$10.12
I-2	10.12
I-3	10.12
Administrative Class	10.12
Class A	10.12
Class C	10.12
Class R	10.12

ANNUAL REPORT	MARCH 31, 2019	17

Consolidated Statement of Operations PIMCO Total Return Fund

Year Ended March 31, 2019
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$2,328,315
Dividends	259
Dividends from Investments in Affiliates	255,539
Total Income	2,584,113

Expenses:

Investment advisory fees	170,260
Supervisory and administrative fees	156,766
Distribution and/or servicing fees - Administrative Class	6,040
Distribution fees - Class C	13,084
Distribution fees - Class R	2,062
Servicing fees - Class A	20,255
Servicing fees - Class C	4,361
Servicing fees - Class R	2,062
Trustee fees	404
Interest expense	168,856
Miscellaneous expense	827
Total Expenses	544,977
Waiver and/or Reimbursement by PIMCO	(1,703)
Net Expenses	543,274

Net Investment Income (Loss)	2,040,839

Net Realized Gain (Loss):

Investments in securities	(1,148,982)
Investments in Affiliates	(7,424)
Net capital gain distributions received from Affiliate investments	7,161
Exchange-traded or centrally cleared financial derivative instruments	(61,972)
Over the counter financial derivative instruments	1,493,261
Foreign currency	(77,968)

Net Realized Gain (Loss)	204,076

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(507,920)
Investments in Affiliates	(23,959)
Exchange-traded or centrally cleared financial derivative instruments	58,348
Over the counter financial derivative instruments	579,613
Foreign currency assets and liabilities	940

Net Change in Unrealized Appreciation (Depreciation)	107,022

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,351,937

* Foreign tax withholdings	$240

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,040,839	$1,947,273
Net realized gain (loss)	204,076	(951,464)
Net change in unrealized appreciation (depreciation)	107,022	497,500

Net Increase (Decrease) in Net Assets Resulting from Operations	2,351,937	1,493,309

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(1,734,120)	(1,218,595)
I-2	(106,570)	(71,989)
I-3	(3,470)	0
Administrative Class	(74,050)	(62,103)
Class D	0	(78,286	)(a)
Class A	(243,820)	(100,305)
Class C	(38,406)	(27,698)
Class R	(22,494)	(16,733)

Tax basis return of capital
Institutional Class	0	(137,511)
I-2	0	(8,494)
I-3	0	0
Administrative Class	0	(7,838)
Class D	0	(10,262	)(a)
Class A	0	(13,403)
Class C	0	(6,228)
Class R	0	(2,619)

Total Distributions(b)	(2,222,930)	(1,762,064)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(6,947,815)	(1,083,246)

Total Increase (Decrease) in Net Assets	(6,818,808)	(1,352,001)

Net Assets:

Beginning of year	72,171,905	73,523,906
End of year	$65,353,097	$72,171,905

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	19

Summary Consolidated Schedule of Investments PIMCO Total Return Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

LOAN PARTICIPATIONS AND ASSIGNMENTS

Total Loan Participations and Assignments «µ~(n) (Cost $976,976)			$	964,077	1.5%
CORPORATE BONDS & NOTES

BANKING & FINANCE

Barclays Bank PLC
10.000% due 05/21/2021	GBP	3,100		4,685	0.0%
7.625% - 10.179% due 06/12/2021 - 11/21/2022 (l)	$	355,972		397,368	0.6%
14.000% due 06/15/2019 •(k)	GBP	367,534		490,673	0.8%

Blackstone CQP Holdco LP
6.500% due 03/20/2021	$	342,500		342,500	0.5%

Deutsche Bank AG
0.192% - 0.342% due 12/07/2020 - 09/10/2021 ~	EUR	7,600		8,381	0.0%
2.850% - 5.000% due 05/10/2019 - 02/27/2023 ~	$	981,599		976,910	1.5%

Lloyds Bank PLC
12.000% due 12/16/2024 •(k)		383,202		461,029	0.7%

UBS AG
3.175% due 06/08/2020 •		255,100		256,159	0.4%

UniCredit SpA
7.830% due 12/04/2023		342,850		382,110	0.6%

Other Banking & Finance «~•Ø(h)(k)(l)(m)(n)(o)				13,720,178	21.0%

Total Banking & Finance				17,039,993	26.1%

INDUSTRIALS

Total Industrials ^«~•(c)(e)(h)(k)(m)				5,095,437	7.8%
SPECIALTY FINANCE

Total Specialty Finance (m)(n)				332,456	0.5%
UTILITIES
Total Utilities ~•(c)(d)(m)				1,899,790	2.9%

Total Corporate Bonds & Notes (Cost $24,068,889)				24,367,676	37.3%

MUNICIPAL BONDS & NOTES

Total Municipal Bonds & Notes (m) (Cost $277,087)				291,449	0.4%
U.S. GOVERNMENT AGENCIES

Fannie Mae
4.000% due 06/01/2048		802,981		828,433	1.3%
4.000% due 09/01/2048		21,935		22,622	0.0%
4.000% due 09/01/2048 (o)		371,544		382,883	0.6%
4.000% due 10/01/2048		1,498,796		1,545,043	2.4%
4.000% due 11/01/2048		1,046,882		1,083,337	1.7%
4.000% due 12/01/2048		773,759		797,293	1.2%
0.000% - 10.000% due 08/01/2019 - 06/25/2055 ~•(a)(b)(h)		2,899,014		2,829,873	4.3%

Fannie Mae, TBA
3.000% due 04/01/2034		368,891		372,283	0.6%
3.000% due 05/01/2034		377,909		381,151	0.6%
3.000% due 06/01/2040		721,810		717,496	1.1%
3.000% due 05/01/2049		4,580,840		4,557,041	7.0%

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
3.500% due 04/01/2034	$	499,550	$	511,065	0.8%
3.500% due 05/01/2034		747,750		764,606	1.2%
3.500% due 04/01/2049		3,538,303		3,587,646	5.5%
3.500% due 05/01/2049		2,554,547		2,588,275	4.0%
3.500% due 06/01/2049		285,800		289,373	0.4%
4.000% due 04/01/2049		2,905,070		2,988,591	4.6%
4.000% due 05/01/2049		2,555,100		2,626,363	4.0%
4.500% due 04/01/2049		794,645		828,088	1.3%
4.500% due 05/01/2049		817,200		850,928	1.3%
5.500% due 04/01/2049		314,600		335,900	0.5%
3.000% - 6.000% due 04/01/2034 - 05/01/2049		363,780		372,377	0.6%

Freddie Mac
4.000% due 09/01/2048		268,159		276,802	0.4%
0.200% - 23.738% due 04/01/2019 - 12/01/2048 ~•(a)		1,996,447		882,482	1.3%

Freddie Mac, TBA
3.000% due 04/01/2049		764,200		761,204	1.2%
3.500% due 04/01/2049		1,602,000		1,625,279	2.5%
4.000% due 04/01/2049		1,313,700		1,352,572	2.1%
4.000% - 5.500% due 04/01/2049 - 05/01/2049		409,900		428,809	0.6%

Ginnie Mae
5.000% due 07/20/2048		371,305		389,302	0.6%
0.863% - 10.000% due 08/15/2019 - 11/20/2067 ~•(a)		1,422,331		1,338,981	2.0%

Ginnie Mae, TBA
4.000% due 04/01/2049		468,040		483,465	0.7%
5.000% due 04/01/2049		1,020,025		1,065,747	1.6%
3.000% - 5.000% due 04/01/2049 - 05/01/2049		218,225		225,538	0.3%

Other U.S. Government Agencies ~•(a)(m)				9,707	0.0%

Total U.S. Government Agencies (Cost $37,690,661)				38,100,555	58.3%

U.S. TREASURY OBLIGATIONS

U.S. Treasury Inflation Protected Securities (j) 0.625% due 01/15/2026 (q)		613,291		620,670	0.9%
0.750% due 07/15/2028 (q)		500,132		511,750	0.8%
0.875% due 01/15/2029		982,356		1,014,907	1.6%
1.000% due 02/15/2048		373,446		382,314	0.6%
0.125% - 2.500% due 01/15/2024 - 02/15/2049 (q)(s)		457,721		460,435	0.7%

Total U.S. Treasury Obligations (Cost $2,925,154)				2,990,076	4.6%

NON-AGENCY MORTGAGE-BACKED SECURITIES

Credit Suisse Mortgage Capital Trust
3.269% due 07/25/2057 ~		530,756		466,468	0.7%
3.633% due 06/25/2048		850,651		829,644	1.3%
3.770% due 04/25/2058 ~		519,706		525,330	0.8%
4.386% due 06/01/2050 ~		1,525,613		1,561,917	2.4%
0.000% - 3.535% due 05/27/2037 - 04/25/2058 ~•(h)		165,496		155,871	0.2%

Proteus RMBS DAC
0.143% due 10/29/2054	EUR	277,823		311,461	0.5%

Roundstone Securities DAC
0.291% due 09/28/2055 •		839,926		938,946	1.4%
0.000% - 1.941% due 09/28/2055 ~•		268,898		231,632	0.4%

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	21

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS

Warwick Finance Residential Mortgages PLC
1.639% due 12/21/2049 •	GBP	223,681	$	289,307	0.4%

Other Non-Agency Mortgage-Backed Securities ^«~•Ø(a)(h)(m)				3,471,453	5.3%

Total Non-Agency Mortgage-Backed Securities (Cost $8,778,237)				8,782,029	13.4%

ASSET-BACKED SECURITIES

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056		605,679		544,004	0.8%
0.000% due 02/25/2056 «		144		144	0.0%

Legacy Mortgage Asset Trust
3.167% due 12/25/2056 ~		624,951		561,483	0.9%
0.000% - 4.103% due 07/25/2057 - 02/25/2058 ~(h)		373,659		374,141	0.6%
4.358% due 12/26/2057 ~		627,382		636,483	1.0%

SoFi Alternative Trust
4.633% due 05/16/2050 ~		327,845		339,770	0.5%

Other Asset-Backed Securities ^«~•Ø(m)				4,355,920	6.6%

Total Asset-Backed Securities (Cost $6,645,450)				6,811,945	10.4%

SOVEREIGN ISSUES

Brazil Letras do Tesouro Nacional
0.000% due 07/01/2019 (h)	BRL	2,680,400		674,450	1.0%
0.000% due 10/01/2019 (h)		1,673,693		414,245	0.6%
0.000% due 01/01/2020 (h)		283,800		69,084	0.1%

Other Sovereign Issues ~(j)(m)				658,304	1.1%

Total Sovereign Issues (Cost $1,893,288)				1,816,083	2.8%

COMMON STOCKS

Total Common Stocks (f)(m) (Cost $15,195)				19	0.0%
CONVERTIBLE PREFERRED SECURITIES

Total Convertible Preferred Securities «(f)(m) (Cost $0)				0	0.0%
PREFERRED SECURITIES

Total Preferred Securities «~(k)(m) (Cost $4,180)				4,080	0.0%
SHORT-TERM INSTRUMENTS

CERTIFICATES OF DEPOSIT

Barclays Bank PLC
3.171% due 10/25/2019 ~	$	104,880		105,064	0.1%

Other Certificates of Deposit ~(m)				36,903	0.1%

Total Certificates of Deposit				141,967	0.2%

COMMERCIAL PAPER

Total Commercial Paper (m)				96,966	0.1%
ARGENTINA TREASURY BILLS

Total Argentina Treasury Bills (h)(i)(m)				5,123	0.0%

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
U.S. TREASURY BILLS
2.426% due 04/11/2019 - 05/23/2019 (g)(h)(q)	$	101,763	$	101,592	0.2%

Total Short-Term Instruments (Cost $345,797)				345,648	0.5%

Total Investments in Securities (Cost $83,620,914)				84,473,637	129.2%

		SHARES
INVESTMENTS IN AFFILIATES

SHORT-TERM INSTRUMENTS

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES

PIMCO Short Asset Portfolio		509,009,784		5,064,138	7.8%

PIMCO Short-Term Floating NAV Portfolio III		220,447,406		2,180,005	3.3%

Total Short-Term Instruments (Cost $7,274,595)				7,244,143	11.1%

Total Investments in Affiliates (Cost $7,274,595)				7,244,143	11.1%

Total Investments (Cost $90,895,509)			$	91,717,780	140.3%

Financial Derivative Instruments (p)(r) (Cost or Premiums, net $(186,517))				71,060	0.1%

Other Assets and Liabilities, net				(26,435,743)	(40.4)%

Net Assets			$	65,353,097	100.0%

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	The group contains securities in default.
«	The group contains securities valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	The group contains interest only securities.
(b)	The group contains principal only securities.
(c)	The group contains when-issued securities.
(d)	The group contains payment in-kind bond securities.
(e)	The group contains securities which are not accruing income as of the date of this report.
(f)	The group contains securities which did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	23

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(h)	The group contains zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	The group contains securities in which the Principal amount of security is adjusted for inflation.
(k)	The group contains securities which have a perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	The group contains contingent convertible securities.
(m)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of March 31, 2019.
(n)	The group contains restricted securities:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	3.537%	04/04/2019	09/26/2018	$19,812	$19,379	0.03%
CIMIC Group Ltd.	3.629	08/15/2019	09/26/2018	17,916	17,520	0.03
CIMIC Group Ltd.	3.873	04/04/2019	09/26/2018	24,392	24,400	0.04
CIMIC Group Ltd.	4.090	06/17/2019	07/10/2018	8,628	8,624	0.01
CIMIC Group Ltd.	4.118	06/20/2019	06/28/2018	20,520	20,512	0.03
CIMIC Group Ltd.	4.135	07/18/2019	07/25/2018	8,894	8,888	0.01
CIMIC Group Ltd.	4.147	07/03/2019	12/11/2018	126,838	125,239	0.19
CIMIC Group Ltd.	4.204	08/29/2019	09/20/2018	11,800	11,789	0.02
CIMIC Group Ltd.	4.237	09/12/2019	09/20/2018	7,854	7,848	0.01
CIMIC Group Ltd.	4.302	09/26/2019	10/16/2018	11,758	11,752	0.02
CIMIC Group Ltd.	4.319	10/03/2019	10/16/2018	11,748	11,742	0.02
CIMIC Group Ltd.	5.093	12/05/2019	12/19/2018	19,340	19,381	0.03
CIMIC Group Ltd.	5.119	11/28/2019	12/11/2018	3,097	3,103	0.01
GHH Holdings Ltd.	2.757	12/04/2024	10/10/2018	65,637	64,485	0.10
Hotel (PL Property) Ltd.	2.828	02/07/2023	07/09/2018	47,700	46,583	0.07
Lloyds Banking Group PLC	3.870	09/04/2019	05/22/2018	14,161	14,142	0.02
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	14,161	14,093	0.02
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	14,161	14,044	0.02
PKY- San Felipe Plaza LP	0.000 - 5.993	12/09/2021	12/05/2018	122,000	122,153	0.19
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	15,000	14,674	0.02
Tawny Funding S.A.	3.150	03/16/2023	08/28/2018	224,247	215,118	0.33

				$809,664	$795,469	1.22%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BRC	1.000%	01/11/2019	TBD	(2)	$(8,689)	$(8,708)
	1.750	12/24/2018	TBD	(2)	(29,191)	(29,330)
	2.450	12/24/2018	TBD	(2)	(14,596)	(14,693)
JML	1.950	01/18/2019	TBD	(2)	(212)	(213)
NXN	2.680	02/13/2019	05/13/2019		(239,172)	(240,009)
TDM	2.350	12/21/2018	TBD	(2)	(3,847)	(3,872)

Total Reverse Repurchase Agreements						$(296,825)

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2019

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies 0.0%
Fannie Mae, TBA	4.000%	04/01/2034	$19,000	$(19,512)	$(19,574)

Total Short Sales 0.0%				$(19,512)	$(19,574)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(52,731)	$0	$(52,731)	$54,954	$2,223
JML	0	(213)	0	(213)	210	(3)
NXN	0	(240,009)	0	(240,009)	246,517	6,508
TDM	0	(3,872)	0	(3,872)	4,003	131

Total Borrowings and Other Financing Transactions	$0	$(296,825)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(56,816)	$(56,816)
U.S. Government Agencies	0	0	(240,009)	0	(240,009)

Total Borrowings	$0	$0	$(240,009)	$(56,816)	$(296,825)

Payable for reverse repurchase agreements					$(296,825)

(o)	Securities with an aggregate market value of $307,147 and cash of $837 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(7,098,361) at a weighted average interest rate of 2.138%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$	112.000	05/24/2019	14,932	$14,932	$128	$15
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures		113.500	05/24/2019	17,252	17,252	148	17
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures		190.000	05/24/2019	12,153	12,153	104	13
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures		191.000	05/24/2019	18,584	18,584	160	19
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures		108.250	05/24/2019	110,325	110,325	949	106
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures		108.500	05/24/2019	52,514	52,514	452	50
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures		120.000	05/24/2019	8,531	8,531	73	8

Total Purchased Options						$2,014	$228

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$	122.500	04/26/2019	14,166	$14,166	$(5,362)	$(664)

Total Written Options						$(5,362)	$(664)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor June Futures	06/2019	59,176	$16,645,789	$2,712	$0	$0
Call Options Strike @ EUR 159.000 on Euro-Bobl June 2019 Futures	05/2019	8,609	97	(6)	0	0
Call Options Strike @ EUR 165.000 on Euro-BTP Italy Government Bond June 2019 Futures	05/2019	2,303	26	(2)	0	0
Call Options Strike @ EUR 175.000 on Euro-OAT France Government 10-Year Bond May 2019 Futures	05/2019	13,062	147	(10)	0	0
Euro-Bund 10-Year Bond June Futures	06/2019	35,401	6,605,541	123,860	0	(9,928)
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	28,935	325	(20)	0	0
U.S. Treasury 5-Year Note June Futures	06/2019	189,956	22,002,247	198,294	0	(43,036)
U.S. Treasury 10-Year Note June Futures	06/2019	43,070	5,350,102	69,850	0	(12,113)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	36,381	6,112,008	210,762	0	(13,643)

				$605,440	$0	$(78,720)

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2019

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	9,909	$	(2,424,113)	$(18,317)	$1,858	$0
90-Day Eurodollar June Futures	06/2020	46,383		(11,337,745)	(50,455)	9,856	0
90-Day Eurodollar March Futures	03/2020	7,676		(1,874,575)	(8,918)	1,439	0
90-Day Eurodollar September Futures	09/2020	25,181		(6,159,273)	(28,884)	5,036	0
Australia Government 10-Year Bond June Futures	06/2019	21,972		(2,161,650)	(35,962)	8,661	(8,661)
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	7,981		(11,191)	(7,588)	2,149	0
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	4,472		(4,665)	(2,155)	1,154	0
Canada Government 10-Year Bond June Futures	06/2019	6,617		(688,463)	(14,013)	5,793	0
Euro-BTP Italy Government Bond June Futures	06/2019	43,368		(6,298,465)	(162,621)	21,450	0
Euro-Buxl 30-Year Bond June Futures	06/2019	8,062		(1,733,287)	(83,604)	11,576	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	25,882		(4,722,821)	(132,564)	9,581	0
U.S. Treasury 30-Year Bond June Futures	06/2019	38,976		(5,833,002)	(150,820)	14,616	0
United Kingdom Long Gilt June Futures	06/2019	3,674		(619,061)	(9,992)	287	(431)

					$(705,893)	$93,456	$(9,092)

Total Futures Contracts					$(100,453)	$93,456	$(87,812)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Bank of America Corp.	1.000%	Quarterly	12/20/2020	0.267%		$40,000	$801	$(287)	$514	$4	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	09/20/2021	0.256		20,000	177	190	367	2	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.512		52,000	(444)	1,596	1,152	22	0
Citigroup, Inc.	1.000	Quarterly	12/20/2020	0.310		58,200	1,175	(471)	704	0	(2)
Daimler AG	1.000	Quarterly	12/20/2020	0.275	EUR	35,800	593	(69)	524	0	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		11,600	(90)	134	44	5	0
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.505		$8,700	(228)	365	137	5	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	2.026		8,700	1,296	(278)	1,018	15	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.840		3,100	573	(228)	345	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	2.220		3,300	441	(44)	397	3	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.920		85,400	(4,849)	5,180	331	63	0
General Motors Co.	5.000	Quarterly	06/20/2022	0.873		2,100	357	(86)	271	1	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.382		169,900	3,226	(1,379)	1,847	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Goldman Sachs Group, Inc.	1.000%	Quarterly	06/20/2021	0.412%		$29,800	$602	$(210)	$392	$10	$0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2021	0.484		22,100	463	(154)	309	3	0
MBIA, Inc.	5.000	Quarterly	12/20/2019	0.556		23,500	(2,239)	3,037	798	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.316		72,300	(673)	2,012	1,339	0	(21)
Morgan Stanley	1.000	Quarterly	12/20/2020	0.316		68,200	1,084	(266)	818	2	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.741	EUR	143,000	(7,211)	8,611	1,400	119	0

							$(4,946)	$17,653	$12,707	$256	$(24)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 29 5-Year Index	(1.000)%	Quarterly	06/20/2023	EUR	418,200	$(7,410)	$(2,602)	$(10,012)	$0	$(742)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-26 5-Year Index	1.000%	Quarterly	06/20/2021	$1,600	$28	$(1)	$27	$1	$0
CDX.IG-27 5-Year Index	1.000	Quarterly	12/20/2021	2,900	53	0	53	2	0
CDX.IG-28 5-Year Index	1.000	Quarterly	06/20/2022	8,200	148	8	156	5	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	3,148,700	34,392	27,717	62,109	3,742	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	77,300	1,236	173	1,409	122	0

					$35,857	$27,897	$63,754	$3,872	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	Semi-Annual	12/16/2046	CAD	57,500	$(694)	$6,148	$5,454	$549	$0
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		$2,776,700	(63,440)	123,182	59,742	0	(5,614)
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2028	AUD	300,000	(696)	(17,841)	(18,537)	0	(82)
Pay(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029	EUR	496,200	3,638	23,686	27,324	0	(2,060)
Pay(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		2,407,800	21,562	32,704	54,266	0	(10,278)
Pay	6-Month EUR-EURIBOR	1.613	Annual	07/04/2042		329,600	0	51,108	51,108	0	(4,750)
Pay	6-Month EUR-EURIBOR	1.623	Annual	07/04/2042		261,200	0	41,141	41,141	0	(3,768)
Pay	6-Month EUR-EURIBOR	1.624	Annual	07/04/2042		614,500	0	97,035	97,035	0	(8,865)
Pay(6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		226,400	1,709	9,217	10,926	0	(4,124)
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	843,200	136	(8,879)	(8,743)	126	0

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month GBP-LIBOR	1.500%	Semi-Annual	06/19/2029	GBP	161,600	$(1,249)	$(4,418)	$(5,667)	$10	$0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		783,000	(10,430)	(15,605)	(26,035)	104	0
Receive(6)	6-Month GBP-LIBOR	1.750	Semi-Annual	06/19/2049		388,800	(20,199)	(30,660)	(50,859)	3,063	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		262,300	4,209	(16,295)	(12,086)	2,056	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	171,820,000	(9,883)	(24,122)	(34,005)	0	(2,190)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		403,680,000	(22,755)	(57,139)	(79,894)	0	(5,694)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		72,760,000	(3,786)	(11,227)	(15,013)	0	(1,273)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		38,460,000	2,758	(10,663)	(7,905)	0	(760)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		192,648,000	7,357	46,690	54,047	4,070	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		26,590,000	(23)	(7,873)	(7,896)	0	(563)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		26,060,000	(1,925)	(6,779)	(8,704)	0	(633)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		89,833,000	3,336	(62,312)	(58,976)	0	(6,178)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		1,890,000	0	(1,421)	(1,421)	0	(105)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		20,820,000	1,332	(13,401)	(12,069)	0	(1,143)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		5,690,000	10	(4,110)	(4,100)	0	(316)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		100,450,000	6,413	(71,759)	(65,346)	0	(5,620)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		6,831,400	(213)	(8,190)	(8,403)	0	(791)
Pay	28-Day MXN-TIIE	8.075	Lunar	08/26/2020	MXN	24,616,300	(14,341)	12,123	(2,218)	0	(2,236)
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020		34,000,700	(1,374)	16,780	15,406	0	(3,405)
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		6,247,700	(176)	3,200	3,024	0	(628)
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		5,192,400	591	(3,123)	(2,532)	529	0
Pay	28-Day MXN-TIIE	8.775	Lunar	11/18/2020		2,780,000	0	1,500	1,500	0	(285)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		32,374,500	1,221	(16,540)	(15,319)	3,382	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		11,549,200	520	(7,713)	(7,193)	1,210	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		6,572,400	0	(4,230)	(4,230)	699	0
Receive	28-Day MXN-TIIE	8.830	Lunar	12/11/2020		7,605,000	0	(4,739)	(4,739)	810	0

							$(96,392)	$55,475	$(40,917)	$16,608	$(71,361)

Total Swap Agreements							$(72,891)	$98,423	$25,532	$20,736	$(72,127)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$228	$93,456	$20,736	$114,420	$(664)	$(87,812)	$(72,127)	$ (160,603)

(q)

Securities with an aggregate market value of $457,920 and cash of $806,270 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	$	181	SGD	244	$0	$0
BOA	04/2019	ARS	25,892	$	652	55	0
	04/2019	CAD	188,648		141,578	408	0
	04/2019	MXN	11,380		587	1	0
	04/2019	$	598	ARS	25,892	0	(1)
	04/2019		10,897	JPY	1,216,300	77	0
	04/2019		134	MXN	2,598	0	0
	04/2019		1,956	RUB	129,548	14	0
	05/2019		1,023	ZAR	13,829	0	(69)
	06/2019	ILS	25,579	$	7,097	21	0
	08/2019	AUD	25,000		18,224	428	0
BPS	04/2019	ARS	308,826		7,556	611	0
	04/2019	AUD	65,868		47,187	463	(47)
	04/2019	BRL	794,602		203,917	971	0
	04/2019	$	388	ARS	17,053	6	0
	04/2019		212,208	BRL	794,602	0	(9,263)
	04/2019		186,106	JPY	20,719,600	844	0
	05/2019	ARS	423,506	$	9,649	331	(7)
	05/2019	$	823	ARS	35,775	0	(37)
	05/2019		3,304	TRY	18,529	0	(128)
	06/2019	THB	372,860	$	11,932	159	0
	06/2019	$	6,211	INR	448,346	182	0
	10/2019	BRL	801,261	$	210,797	9,265	0
	01/2020		17,900		4,670	201	0

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	04/2019	CAD	14,490	$	10,770	$0	$(73)
	04/2019	JPY	15,130,200		136,865	348	0
	04/2019	MXN	1,232,261		63,025	0	(328)
	04/2019	$	8,164	JPY	912,000	64	0
	06/2019	MXN	1,773,049	$	90,067	0	(51)
	08/2019	$	53,413	MXN	1,046,960	0	(597)
	06/2020		1,334	ARS	79,040	0	(134)
BSS	04/2019	BRL	2,755,940	$	720,887	17,006	0
	04/2019	$	728,317	BRL	2,755,940	0	(24,436)
	07/2019	BRL	1,900,400	$	505,426	23,292	0
CBK	04/2019	ARS	522,454		12,052	319	0
	04/2019	AUD	42,303		29,825	0	(212)
	04/2019	CAD	10,286		7,658	0	(40)
	04/2019	EUR	49,044		55,597	582	0
	04/2019	GBP	835,098		1,111,134	23,461	0
	04/2019	JPY	217,517,600		1,971,917	9,293	0
	04/2019	$	5,449	DKK	35,405	0	(129)
	04/2019		418,657	EUR	371,603	0	(1,812)
	04/2019		397,860	GBP	302,700	0	(3,608)
	04/2019		3,500	JPY	390,600	24	0
	04/2019		17,238	SEK	159,355	0	(98)
	05/2019	SEK	159,355	$	17,278	99	0
	05/2019	$	1,977,433	JPY	217,517,600	0	(8,731)
	06/2019		89,923	MXN	1,773,049	195	0
	08/2019	MXN	3,481,612	$	175,251	0	(386)
DUB	04/2019	$	7,399	ARS	316,916	0	(283)
	08/2019	ARS	316,916	$	6,540	347	0
FBF	04/2019		919,884		23,171	1,957	0
	04/2019	CNH	21,997		3,135	0	(137)
	04/2019	$	21,230	ARS	919,884	0	(16)
GLM	04/2019	ARS	356,538	$	8,944	737	0
	04/2019	AUD	66,441		47,495	318	0
	04/2019	CAD	249,955		187,587	539	0
	04/2019	EUR	55,900		63,046	340	0
	04/2019	GBP	569,307		757,175	15,682	0
	04/2019	MXN	1,651,132		85,094	207	0
	04/2019	$	7,639	ARS	331,395	8	(4)
	04/2019		104,419	AUD	147,321	187	0
	04/2019		1,460	CAD	1,917	0	(26)
	04/2019		7,235	CHF	7,209	5	0
	04/2019		36,286	EUR	32,152	0	(219)
	05/2019	ARS	76,703	$	1,674	0	(11)
	05/2019	AUD	136,661		96,928	0	(168)
	05/2019	EUR	2,743,345		3,089,750	4,327	0
	05/2019	MXN	12,931		673	11	0
	06/2019	KRW	367,809		328	4	0
	06/2019	$	1,535	MYR	6,243	0	(5)
	07/2019	ARS	251,029	$	5,307	222	0
	07/2019	$	5,335	ARS	251,029	0	(251)
	08/2019		202,989	MXN	4,000,000	0	(1,200)
	12/2019	ARS	1,078,665	$	19,562	1,363	0
HUS	04/2019		1,253,021		28,944	48	0
	04/2019	CAD	151,791		115,647	2,058	0
	04/2019	$	29,347	ARS	1,253,021	0	(451)
	04/2019		1,199,483	CAD	1,582,748	0	(15,070)
	04/2019		3,274	CNH	21,997	0	(2)
	04/2019		869,105	GBP	662,311	0	(6,478)
	04/2019		830,335	JPY	92,569,800	4,906	0
	04/2019		192,553	MXN	3,713,719	0	(1,625)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2019	$	13,222	ARS	584,410	$5	$(449)
	06/2019	CNH	21,997	$	3,273	2	0
	08/2019	MXN	7,981		403	0	0
	12/2019	$	13,263	ARS	797,759	197	0
IND	04/2019	MXN	811,909	$	41,536	0	(205)
JPM	04/2019	BRL	2,309,484		607,515	17,661	0
	04/2019	CAD	158,157		118,647	293	0
	04/2019	CHF	7,209		7,256	16	0
	04/2019	MXN	13,034		683	13	0
	04/2019	RUB	129,548		1,957	0	(13)
	04/2019	$	612,214	BRL	2,309,484	0	(22,360)
	04/2019		11,878	EUR	10,494	0	(106)
	04/2019		1,049,988	JPY	116,318,500	3,131	(3,597)
	04/2019		174	MXN	3,399	0	0
	05/2019	AUD	41,450	$	29,415	0	(34)
	05/2019	NOK	7,900		916	0	(1)
	05/2019	$	7,277	CHF	7,209	0	(16)
	05/2019		10,871	JPY	1,193,000	0	(69)
	07/2019	BRL	780,000	$	204,071	6,184	0
	07/2019	$	5,377	DKK	35,405	0	(14)
	10/2019	BRL	872,432	$	229,808	10,376	0
	12/2019	$	4,745	ARS	280,906	0	(6)
	06/2020	ARS	79,039	$	1,337	138	0
MSB	04/2019	BRL	258,664		66,380	316	0
	04/2019	$	69,359	BRL	258,664	0	(3,295)
	01/2020	BRL	265,900	$	69,783	3,393	0
MYI	04/2019	CAD	68,358		52,020	866	0
	07/2019	AUD	177,941		128,624	2,063	0
RYL	04/2019	EUR	237,445		268,573	2,219	0
	04/2019	$	3,216	CAD	4,238	0	(44)
	05/2019		262	MXN	5,095	0	(2)
	08/2019	MXN	157,367	$	8,101	163	0
SCX	04/2019	BRL	218,300		56,022	267	0
	04/2019	CAD	147,386		111,716	1,423	0
	04/2019	EUR	2,772,356		3,167,270	57,379	0
	04/2019	SEK	159,355		17,148	8	0
	04/2019	$	58,323	BRL	218,300	0	(2,568)
	04/2019		343,596	GBP	259,536	0	(5,564)
	05/2019	GBP	259,536	$	344,117	5,557	0
	06/2019	TWD	12,559		408	0	0
	06/2019	$	4,833	CNY	32,480	0	(4)
	06/2019		829	IDR	11,836,335	0	(8)
SOG	05/2019	RUB	90,229	$	1,359	0	(8)
SSB	04/2019	EUR	42,849		48,547	481	0
TOR	08/2019	MXN	1,400,000		70,832	206	0
UAG	04/2019	CAD	599,832		446,790	0	(2,080)
	04/2019	EUR	21,600		27,226	2,965	0
	04/2019	$	238,051	GBP	179,858	0	(3,795)
	04/2019		4,667	JPY	521,000	34	0
	05/2019	GBP	6,071	$	7,863	0	(60)
	05/2019	$	447,135	CAD	599,832	2,087	0

Total Forward Foreign Currency Contracts						$239,429	$(120,431)

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2019

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	84,000	$4,032	$1,003
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	20,000	920	253
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	60,200	2,890	741

							$7,842	$1,997

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	$72.500	04/03/2019	297,100	$12	$0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	73.000	05/06/2019	1,196,000	47	0
	Put - OTC Fannie Mae, TBA 4.000% due 04/01/2049	76.000	04/03/2019	165,000	6	0
GSC	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	78.000	05/06/2019	698,000	54	0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	70.000	05/06/2019	1,064,000	42	0
	Put - OTC Fannie Mae, TBA 4.500% due 05/01/2049	72.000	05/06/2019	23,000	1	0
SAL	Put - OTC Fannie Mae, TBA 3.000% due 05/01/2049	70.000	05/06/2019	2,109,000	82	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	72.000	05/06/2019	1,960,000	76	0
	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	75.000	05/06/2019	300,000	12	0

					$332	$0

Total Purchased Options					$8,174	$1,997

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400%	09/18/2019	73,000	$(124)	$(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	130,500	(252)	(4)

						$(376)	$(5)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYI	Call - OTC USD versus MXN	MXN	20.250	06/21/2019	362,000	$(3,730)	$(3,761)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	1,669,200	$(14,140)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,021,700	(35,889)	(1)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	(1,710)	(17)
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	0
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	(1)
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	0

						$(68,934)	$(19)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	369,200	$(4,033)	$(724)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	88,200	(926)	(173)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	264,700	(2,888)	(534)

							$(7,847)	$(1,431)

Total Written Options							$(80,887)	$(5,216)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2019	0.184%	$	28,400	$239	$(176)	$63	$0
BPS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		47,700	(5,272)	5,487	215	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506		1,800	(275)	284	9	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.693		10,000	(2,119)	2,167	48	0
BRC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		8,300	(1,478)	1,515	37	0
CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	1.237		9,600	(261)	175	0	(86)
	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.281		10,000	23	334	357	0
DUB	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184		45,000	287	(188)	99	0
GST	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.281		85,000	261	2,774	3,035	0

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
	Ohio State General Obligation Bonds, Series 2007	1.000%	Quarterly	09/20/2024	0.362%	$	10,000	$102	$226	$328	$0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		11,400	(1,214)	1,265	51	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506		100	(16)	17	1	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350		241,700	(3,899)	(83)	0	(3,982)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.984		127,400	(5,478)	(406)	0	(5,884)
HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.609		18,900	30	12	42	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		2,400	(221)	232	11	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506		2,300	(420)	432	12	0
JPM	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		8,800	(993)	1,033	40	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.267		3,530	(92)	52	0	(40)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.862		800	(40)	10	0	(30)
MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.281		10,000	16	341	357	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426		94,500	(8,746)	9,172	426	0

								$(29,566)	$24,675	$5,131	$(10,022)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$14,360	$(3,208)	$2,168	$0	$(1,040)
CBK	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	70,750	(131)	1,137	1,006	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	61,950	96	978	1,074	0
GST	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	201,800	(373)	3,243	2,870	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	87,000	208	1,301	1,509	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	21,400	(798)	986	188	0
JPS	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	17,500	(665)	826	161	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	4,000	(183)	223	40	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	7,600	(315)	382	67	0
MEI	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	41,900	(2,132)	2,516	384	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	9,600	(498)	594	96	0

						$(7,999)	$14,354	$7,395	$(1,040)

Total Swap Agreements						$(37,565)	$39,029	$12,526	$(11,062)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$1,004	$1,003	$63	$2,070	$(70)	$(724)	$0	$(794)	$1,276	$(1,530)	$(254)
BPS	13,033	0	272	13,305	(9,482)	0	0	(9,482)	3,823	(3,582)	241
BRC	412	0	37	449	(1,183)	0	(1,040)	(2,223)	(1,774)	2,401	627
BSS	40,298	0	0	40,298	(24,436)	0	0	(24,436)	15,862	(26,459)	(10,597)
CBK	33,973	0	2,437	36,410	(15,016)	(18)	(86)	(15,120)	21,290	(17,917)	3,373
DUB	347	0	99	446	(283)	0	0	(283)	163	(290)	(127)
FBF	1,957	0	0	1,957	(153)	0	0	(153)	1,804	(2,190)	(386)
GLM	23,950	994	0	24,944	(1,884)	(707)	0	(2,591)	22,353	(17,680)	4,673
GST	0	0	7,982	7,982	0	(5)	(9,866)	(9,871)	(1,889)	3,329	1,440
HUS	7,216	0	65	7,281	(24,075)	0	0	(24,075)	(16,794)	19,517	2,723
IND	0	0	0	0	(205)	0	0	(205)	(205)	0	(205)
JPM	37,812	0	40	37,852	(26,216)	(1)	(70)	(26,287)	11,565	(15,385)	(3,820)
JPS	0	0	268	268	0	0	0	0	268	(270)	(2)
MEI	0	0	480	480	0	0	0	0	480	(550)	(70)
MSB	3,709	0	0	3,709	(3,295)	0	0	(3,295)	414	0	414
MYC	0	0	783	783	0	0	0	0	783	(1,077)	(294)
MYI	2,929	0	0	2,929	0	(3,761)	0	(3,761)	(832)	(3,690)	(4,522)
RYL	2,382	0	0	2,382	(46)	0	0	(46)	2,336	(4,930)	(2,594)
SCX	64,634	0	0	64,634	(8,144)	0	0	(8,144)	56,490	(50,879)	5,611
SOG	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
SSB	481	0	0	481	0	0	0	0	481	(270)	211
TOR	206	0	0	206	0	0	0	0	206	0	206
UAG	5,086	0	0	5,086	(5,935)	0	0	(5,935)	(849)	315	(534)

Total Over the Counter	$239,429	$1,997	$12,526	$253,952	$(120,431)	$ (5,216)	$(11,062)	$(136,709)

(s)

Securities with an aggregate market value of $25,562 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information regarding master netting agreements.

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$228	$228
Futures	0	0	0	0	93,456	93,456
Swap Agreements	0	4,128	0	0	16,608	20,736

	$0	$4,128	$0	$0	$110,292	$114,420

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$239,429	$0	$239,429
Purchased Options	0	0	0	0	1,997	1,997
Swap Agreements	0	12,526	0	0	0	12,526

	$0	$12,526	$0	$239,429	$1,997	$253,952

	$0	$16,654	$0	$239,429	$112,289	$368,372

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$664	$664
Futures	0	0	0	0	87,812	87,812
Swap Agreements	0	766	0	0	71,361	72,127

	$0	$766	$0	$0	$159,837	$160,603

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$120,431	$0	$120,431
Written Options	0	5	0	3,761	1,450	5,216
Swap Agreements	0	11,062	0	0	0	11,062

	$0	$11,067	$0	$124,192	$1,450	$136,709

	$0	$11,833	$0	$124,192	$161,287	$297,312

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(10,784)	$(10,784)
Written Options	0	0	0	0	9,711	9,711
Futures	0	0	0	0	(284,144)	(284,144)
Swap Agreements	0	46,742	0	0	176,503	223,245

	$0	$46,742	$0	$0	$(108,714)	$(61,972)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,291,195	$0	$1,291,195
Purchased Options	0	(444)	0	(967)	(1,736)	(3,147)
Written Options	0	6,591	0	161,941	11,598	180,130
Swap Agreements	0	26,653	0	0	(1,570)	25,083

	$0	$32,800	$0	$1,452,169	$8,292	$1,493,261

	$0	$79,542	$0	$1,452,169	$(100,422)	$1,431,289

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$502	$502
Written Options	0	0	0	0	3,492	3,492
Futures	0	0	0	0	(28,420)	(28,420)
Swap Agreements	0	31,603	0	0	51,171	82,774

	$0	$31,603	$0	$0	$26,745	$58,348

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$596,908	$0	$596,908
Purchased Options	0	52	0	0	36,985	37,037
Written Options	0	(913)	0	(6,512)	(40,825)	(48,250)
Swap Agreements	0	(6,335)	0	0	253	(6,082)

	$0	$(7,196)	$0	$590,396	$(3,587)	$579,613

	$0	$24,407	$0	$590,396	$23,158	$637,961

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$98,216	$865,861	$964,077
Corporate Bonds & Notes
Banking & Finance	0	17,019,218	20,775	17,039,993
Industrials	324,623	4,731,126	39,688	5,095,437
Specialty Finance	0	332,456	0	332,456
Utilities	0	1,899,790	0	1,899,790
Municipal Bonds & Notes
California	0	22,557	0	22,557
Connecticut	0	194	0	194
Georgia	0	61,191	0	61,191
Illinois	0	28,183	0	28,183
Iowa	0	22,142	0	22,142
Massachusetts	0	12,878	0	12,878
Michigan	0	264	0	264
Ohio	0	3,913	0	3,913
Pennsylvania	0	9,705	0	9,705
Rhode Island	0	199	0	199
West Virginia	0	130,223	0	130,223
U.S. Government Agencies	0	38,100,555	0	38,100,555
U.S. Treasury Obligations	0	2,990,076	0	2,990,076
Non-Agency Mortgage-Backed Securities	0	8,774,557	7,472	8,782,029

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Asset-Backed Securities	$0	$6,729,729	$82,216	$6,811,945
Sovereign Issues	0	1,816,083	0	1,816,083
Common Stocks
Consumer Discretionary	19	0	0	19
Preferred Securities
Banking & Finance	0	4,079	1	4,080
Short-Term Instruments
Certificates of Deposit	0	141,967	0	141,967
Commercial Paper	0	96,966	0	96,966
Argentina Treasury Bills	0	5,123	0	5,123
U.S. Treasury Bills	0	101,592	0	101,592
	$324,642	$83,132,982	$1,016,013	$84,473,637

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,244,143	$0	$0	$7,244,143
Total Investments	$7,568,785	$83,132,982	$1,016,013	$91,717,780

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(19,574)	$0	$(19,574)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	93,456	20,964	0	114,420
Over the counter	0	253,952	0	253,952
	$93,456	$274,916	$0	$368,372

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(87,812)	(72,791)	0	(160,603)
Over the counter	0	(136,709)	0	(136,709)
	$(87,812)	$(209,500)	$0	$(297,312)
Total Financial Derivative Instruments	$5,644	$65,416	$0	$71,060
Totals	$7,574,429	$83,178,824	$1,016,013	$91,769,266

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$76,185	$887,759	$(86,652)	$388	$(115)	$(11,704)	$0	$0	$865,861	$(11,613)
Corporate Bonds & Notes
Banking & Finance	99,216	6,100	(1,160)	1	(22)	(1,288)	0	(82,072)	20,775	(1,268)
Industrials	37,240	0	(636)	95	1	544	2,444	0	39,688	546
U.S. Government Agencies	1,047	0	(1,059)	(10)	(10)	32	0	0	0	0
Non-Agency Mortgage-Backed Securities	2,405,936	7,304	(1,078,316)	(1,148)	(3,425)	(41,274)	0	(1,281,605)	7,472	170
Asset-Backed Securities	466,285	0	(340,202)	1	1	(724)	82,072	(125,217)	82,216	0
Preferred Securities
Banking & Finance	0	0	0	0	0	1	0	0	1	1
Short-Term Instruments
Short-Term Notes	32,625	0	(32,625)	0	0	0	0	0	0	0

Totals	$3,118,534	$901,163	$(1,540,650)	$(673)	$(3,570)	$(54,413)	$84,516	$(1,488,894)	$1,016,013	$(12,164)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

March 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$432,730	Other Valuation Techniques(2)		—	—
	289,687	Proxy Pricing		Base Price	99.060-100.000
	143,444	Third Party Vendor		Broker Quote	95.500-99.375
Corporate Bonds & Notes
Banking & Finance	6,101	Other Valuation Techniques(2)		—	—
	14,674	Reference Instrument		Option Adjusted Spread	642.931 bps
Industrials	36,841	Reference Instrument		Yield	9.870
	2,847	Third Party Vendor		Broker Quote	99.400-103.060
Non-Agency Mortgage-Backed Securities	28	Other Valuation Techniques(2)		—	—
	7,444	Proxy Pricing		Base Price	1,379.730
Asset-Backed Securities	82,072	Proxy Pricing		Base Price	98.809
	144	Third Party Vendor		Broker Quote	100.094
Preferred Securities
Banking & Finance	1	Other Valuation Techniques(2)		—	—

Total	$1,016,013

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

ANNUAL REPORT	MARCH 31, 2019	41

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

42	PIMCO TOTAL RETURN FUND

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paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

ANNUAL REPORT	MARCH 31, 2019	43

Notes to Financial Statements (Cont.)

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery

44	PIMCO TOTAL RETURN FUND

March 31, 2019

basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

ANNUAL REPORT	MARCH 31, 2019	45

Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

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∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models.

ANNUAL REPORT	MARCH 31, 2019	47

Notes to Financial Statements (Cont.)

The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

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Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other

ANNUAL REPORT	MARCH 31, 2019	49

Notes to Financial Statements (Cont.)

series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$6,558,759	$240,313	$(1,700,000)	$(11,337)	$(23,597)	$5,064,138	$183,158	$7,161

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$6,651,218	$51,311,636	$(55,786,400)	$3,913	$(362)	$2,180,005	$72,381	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that

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March 31, 2019

acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may

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Notes to Financial Statements (Cont.)

exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued

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interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2019 are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price

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drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Notes to Financial Statements (Cont.)

Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to

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Notes to Financial Statements (Cont.)

manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

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Notes to Financial Statements (Cont.)

credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

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which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Notes to Financial Statements (Cont.)

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

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Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a

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Notes to Financial Statements (Cont.)

specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election

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to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping,

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Notes to Financial Statements (Cont.)

shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The

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Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$1,955,208	$679,052

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment

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Notes to Financial Statements (Cont.)

objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$618,305,912	$619,993,993	$23,405,827	$14,774,942

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	890,129	$8,874,886	1,086,152		$11,104,693

I-2	92,282	918,383	98,316		1,004,791

I-3	16,988	169,641	0		0

Administrative Class	34,984	348,499	62,764		641,820

Class D	0	0	45,193		461,943

Class A	169,407	1,690,032	476,807	(a)	4,810,669	(a)

Class C	6,391	63,604	8,213		84,072

Class R	10,995	109,595	16,486		168,659

Issued as reinvestment of distributions

Institutional Class	164,014	1,633,333	124,269		1,270,558

I-2	8,747	87,113	6,253		63,926

I-3	349	3,470	0		0

Administrative Class	7,389	73,573	6,787		69,406

Class D	0	0	8,040		82,325

Class A	22,842	227,458	9,773		99,932

Class C	3,038	30,237	2,576		26,343

Class R	2,183	21,741	1,820		18,609

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	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount

Cost of shares redeemed

Institutional Class	(1,523,355)	$(15,156,392)	(993,596)		$(10,150,093)

I-2	(119,893)	(1,192,795)	(109,482)		(1,118,788)

I-3	(3,042)	(30,113)	0		0

Administrative Class	(124,970)	(1,243,447)	(127,103)		(1,301,175)

Class D	0	0	(480,293	)(a)	(4,848,277	)(a)

Class A	(261,725)	(2,604,244)	(191,745)		(1,960,734)

Class C	(70,042)	(697,450)	(115,772)		(1,181,308)

Class R	(27,618)	(274,939)	(42,109)		(430,617)

Net increase (decrease) resulting from Fund share transactions	(700,907)	$(6,947,815)	(106,651)		$(1,083,246)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 372,992 Class D shares in the amount of $3,751,295 converted into Class A shares of the Fund.

14. BASIS FOR CONSOLIDATION

MLM 700, LLC, a Delaware limited liability company (the “Subsidiary”), was formed on May 7, 2018, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary, comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the MLM 700, LLC as of period end represented 0.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

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Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Total Return Fund	$0	$0	$796,309	$(11,275)	$(1,671,006)	$0	$(91,899)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, Treasury Inflation Protected Securities (TIPs), non-taxable transactions, convertible preferred securities, foreign investment companies (PFICs), interest-only basis adjustment, straddle loss deferrals, and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Total Return Fund	$0	$1,671,006

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Total Return Fund	$90,928,932	$2,762,211	$(1,951,052)	$811,159

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Treasury Inflation Protected Securities (TIPs), non-taxable transactions, straddle loss deferrals, interest-only basis adjustment, convertible preferred securities, unrealized gain or loss on certain futures, options and forward contracts, foreign investment companies (PFICs), realized and unrealized gain (loss) swap contracts, and Lehman securities.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Total Return Fund	$2,222,930	$0	$0	$1,575,709	$0	$186,355

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of PIMCO Total Return Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

72	PIMCO TOTAL RETURN FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	JP Morgan Securities, Inc.
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A
BSS	Banco Santander S.A.	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
DUB	Deutsche Bank AG	NXN	Natixis New York
FAR	Wells Fargo Bank National Association	RYL	Royal Bank of Scotland PLC
FBF	Credit Suisse International	SAL	Citigroup Global Markets, Inc.
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank
GSC	Goldman Sachs & Co.	SOG	Societe Generale Paris
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	TDM	TD Securities (USA) LLC
IND	Crédit Agricole Corporate and Investment Bank S.A.	TOR	Toronto Dominion Bank
JML	JP Morgan Securities Plc	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	RUB	Russian Ruble
CNY	Chinese Renminbi (Mainland)	SEK	Swedish Krona
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	THB	Thai Baht
GBP	British Pound	TRY	Turkish New Lira
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index

Other Abbreviations:
BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBSW	Bank Bill Swap Reference Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali	RMBS	Residential Mortgage-Backed Security
DAC	Designated Activity Company	TBA	To-Be-Announced
EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

ANNUAL REPORT	MARCH 31, 2019	73

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO Total Return Fund	0.00%	0.00%	$1,919,056	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

74	PIMCO TOTAL RETURN FUND

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

ANNUAL REPORT	MARCH 31, 2019	75

Management of the Trust (Cont.)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

76	PIMCO TOTAL RETURN FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	77

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

78	PIMCO TOTAL RETURN FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	79

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3016AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

PIMCO TRENDS Managed Futures Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained

2	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1.00% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO TRENDS Managed Futures Strategy Fund	12/31/13	12/31/13	12/31/13	04/27/18	12/31/13	12/31/13	Diversified

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of the Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

6	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO TRENDS Managed Futures Strategy Fund

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (12/31/13)
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	4.27%	3.16%	3.32%
PIMCO TRENDS Managed Futures Strategy Fund I-2	4.29%	3.02%	3.18%
PIMCO TRENDS Managed Futures Strategy Fund I-3	4.28%	3.04%	3.20%
PIMCO TRENDS Managed Futures Strategy Fund Class A	3.93%	2.76%	2.93%
PIMCO TRENDS Managed Futures Strategy Fund Class A (adjusted)	(1.79)%	1.60%	1.84%
PIMCO TRENDS Managed Futures Strategy Fund Class C	3.20%	1.99%	2.17%
PIMCO TRENDS Managed Futures Strategy Fund Class C (adjusted)	2.20%	1.99%	2.17%
3 Month USD LIBOR Index	2.48%	1.05%	1.01%
Lipper Alternative Managed Futures Funds Average	(2.57)%	1.59%	1.04%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.56% for the Institutional Class shares, 1.66% for I-2 shares, 1.76% for I-3, 1.96% for Class A shares and 2.71% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Institutional Class - PQTIX	I-2 - PQTPX	I-3 - PQTNX
Class A - PQTAX	Class C - PQTCX

Allocation Breakdown as of 03/31/2019†§

Short-Term Instruments‡	64.4%
Corporate Bonds & Notes	24.7%
U.S. Government Agencies	4.7%
Sovereign Issues	4.0%
Asset-Backed Securities	1.9%
Non-Agency Mortgage-Backed Securities	0.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO TRENDS Managed Futures Strategy Fund seeks positive, risk-adjusted returns, consistent with prudent investment management, by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity futures designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, contracts are positioned either long or short based on various characteristics related to their prices. When making allocation decisions for the strategy, PIMCO considers various qualitative and quantitative factors relating to the U.S. and non-U.S. economies, and securities and commodities markets. PIMCO uses these qualitative and quantitative factors to help determine the Fund’s target asset allocation and to identify potentially attractive relative value and risk hedging strategies. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Long positions in European natural gas over the first half of the reporting period followed by short positions over the second half of the reporting period contributed to performance.

»	Long positions in Australian, European, U.S. and Canadian duration contributed to performance, particularly over the second half of the reporting period, as rates rallied.

»	Positioning in European and Japanese equity indexes detracted from performance due to price reversals.

»	Short positions in the Canadian dollar and the Brazilian real detracted from performance due to price reversals.

»	Short positions in U.S. and European equity implied volatility detracted from performance.

»	The collateral portfolio contributed to returns, driven by gains from short-term corporate bonds.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Example PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,065.40	$6.69	$1,000.00	$1,018.45	$6.54	1.30%
I-2	1,000.00	1,064.90	7.21	1,000.00	1,017.95	7.04	1.40
I-3	1,000.00	1,065.60	7.47	1,000.00	1,017.70	7.29	1.45
Class A	1,000.00	1,064.10	8.75	1,000.00	1,016.45	8.55	1.70
Class C	1,000.00	1,059.60	12.58	1,000.00	1,012.72	12.29	2.45

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	11

Financial Highlights PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

03/31/2019	$9.53	$0.13	$0.28	$0.41	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2018	9.36	0.07	0.12	0.19	0.00	0.00	(0.02)	(0.02)

03/31/2017	9.83	0.00	(0.47)	(0.47)	0.00	0.00	0.00	0.00

03/31/2016	11.18	(0.03)	(0.58)	(0.61)	(0.67)	(0.07)	0.00	(0.74)

03/31/2015	10.16	(0.06)	2.21	2.15	(0.80)	(0.33)	0.00	(1.13)

I-2

03/31/2019	9.51	0.12	0.29	0.41	(0.06)	0.00	0.00	(0.06)

03/31/2018	9.36	0.06	0.11	0.17	0.00	0.00	(0.02)	(0.02)

03/31/2017	9.84	(0.01)	(0.47)	(0.48)	0.00	0.00	0.00	0.00

03/31/2016	11.16	(0.06)	(0.57)	(0.63)	(0.62)	(0.07)	0.00	(0.69)

03/31/2015	10.16	0.64	1.48	2.12	(0.79)	(0.33)	0.00	(1.12)

I-3

04/27/2018 - 03/31/2019	9.40	0.12	0.41	0.53	(0.06)	0.00	0.00	(0.06)

Class A

03/31/2019	9.44	0.09	0.28	0.37	(0.03)	0.00	0.00	(0.03)

03/31/2018	9.30	0.03	0.12	0.15	0.00	0.00	(0.01)	(0.01)

03/31/2017	9.80	(0.04)	(0.46)	(0.50)	0.00	0.00	0.00	0.00

03/31/2016	11.15	(0.08)	(0.57)	(0.65)	(0.63)	(0.07)	0.00	(0.70)

03/31/2015	10.16	0.58	1.52	2.10	(0.78)	(0.33)	0.00	(1.11)

Class C

03/31/2019	9.22	0.01	0.29	0.30	(0.01)	0.00	0.00	(0.01)

03/31/2018	9.15	(0.04)	0.11	0.07	0.00	0.00	(0.00)	(0.00)

03/31/2017	9.71	(0.11)	(0.45)	(0.56)	0.00	0.00	0.00	0.00

03/31/2016	11.07	(0.16)	(0.56)	(0.72)	(0.57)	(0.07)	0.00	(0.64)

03/31/2015	10.14	0.20	1.81	2.01	(0.75)	(0.33)	0.00	(1.08)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.87	4.27%	$494,751	1.26%		1.62%		1.22%		1.58%		1.33%	30%

9.53	2.08	352,415	1.17		1.56		1.15		1.54		0.69	58

9.36	(4.78)	224,976	1.16		1.52		1.15		1.51		0.01	69

9.83	(5.15)	240,075	1.15		1.46		1.15		1.46		(0.33)	49

11.18	21.53	417,166	1.15		1.40		1.15		1.40		(0.40)	40

9.86	4.29	2,615	1.36		1.72		1.32		1.68		1.22	30

9.51	1.81	1,882	1.27		1.66		1.25		1.64		0.59	58

9.36	(4.88)	1,147	1.26		1.62		1.25		1.61		(0.08)	69

9.84	(5.32)	1,101	1.25		1.56		1.25		1.56		(0.55)	49

11.16	21.32	8,677	1.25		1.50		1.25		1.50		1.18	40

9.87	5.63	7,900	1.41	*	1.82	*	1.37	*	1.78	*	1.36 *	30

9.78	3.93	52,416	1.66		2.02		1.62		1.98		0.92	30

9.44	1.56	57,500	1.57		1.96		1.55		1.94		0.30	58

9.30	(5.10)	5,537	1.56		1.92		1.55		1.91		(0.39)	69

9.80	(5.54)	9,798	1.55		1.86		1.55		1.86		(0.78)	49

11.15	21.09	23,215	1.55		1.80		1.55		1.80		1.12	40

9.51	3.20	1,454	2.41		2.77		2.37		2.73		0.14	30

9.22	0.77	2,464	2.32		2.71		2.30		2.69		(0.47)	58

9.15	(5.77)	3,338	2.31		2.67		2.30		2.66		(1.14)	69

9.71	(6.26)	4,590	2.30		2.61		2.30		2.61		(1.55)	49

11.07	20.15	8,288	2.30		2.55		2.30		2.55		0.57	40

ANNUAL REPORT	MARCH 31, 2019	13

Consolidated Statement of Assets and Liabilities PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$457,156
Investments in Affiliates	142,432

Financial Derivative Instruments
Exchange-traded or centrally cleared	6,487
Over the counter	7,458
Cash	1
Deposits with counterparty	41,277
Foreign currency, at value	15,126
Receivable for investments sold	185
Receivable for Fund shares sold	1,183
Interest and/or dividends receivable	1,233
Dividends receivable from Affiliates	328
Reimbursement receivable from PIMCO	154

Total Assets	673,020

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$4,187
Over the counter	6,928
Payable for investments purchased	100,192
Payable for investments in Affiliates purchased	328
Deposits from counterparty	1,253
Payable for Fund shares redeemed	244
Accrued investment advisory fees	591
Accrued supervisory and administrative fees	148
Accrued distribution fees	1
Accrued servicing fees	11
Other liabilities	1

Total Liabilities	113,884

Net Assets	$559,136

Net Assets Consist of:

Paid in capital	$546,182
Distributable earnings (accumulated loss)	12,954

Net Assets	$559,136

Cost of investments in securities	$456,869
Cost of investments in Affiliates	$142,476
Cost of foreign currency held	$15,193
Cost or premiums of financial derivative instruments, net	$7,301

* Includes repurchase agreements of:	$223,294

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2019

Net Assets:

Institutional Class	$494,751
I-2	2,615
I-3	7,900
Class A	52,416
Class C	1,454

Shares Issued and Outstanding:

Institutional Class	50,106
I-2	265
I-3	801
Class A	5,358
Class C	153

Net Asset Value Per Share Outstanding:

Institutional Class	$9.87
I-2	9.86
I-3	9.87
Class A	9.78
Class C	9.51

ANNUAL REPORT	MARCH 31, 2019	15

Consolidated Statement of Operations PIMCO TRENDS Managed Futures Strategy Fund

Year Ended March 31, 2019
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$9,737
Dividends from Investments in Affiliates	2,286
Total Income	12,023

Expenses:

Investment advisory fees	5,912
Supervisory and administrative fees	1,482
Distribution fees - Class C	15
Servicing fees - Class A	123
Servicing fees - Class C	5
Trustee fees	3
Interest expense	197
Miscellaneous expense	21
Total Expenses	7,758
Waiver and/or Reimbursement by PIMCO	(1,676)
Net Expenses	6,082

Net Investment Income (Loss)	5,941

Net Realized Gain (Loss):

Investments in securities	150
Investments in Affiliates	8
Net capital gain distributions received from Affiliate investments	28
Exchange-traded or centrally cleared financial derivative instruments	(2,526)
Over the counter financial derivative instruments	(6,395)
Foreign currency	1,051

Net Realized Gain (Loss)	(7,684)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(356)
Investments in Affiliates	(42)
Exchange-traded or centrally cleared financial derivative instruments	25,724
Over the counter financial derivative instruments	(284)
Foreign currency assets and liabilities	(42)

Net Change in Unrealized Appreciation (Depreciation)	25,000

Net Increase (Decrease) in Net Assets Resulting from Operations	$23,257

* Foreign tax withholdings	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,941	$2,171
Net realized gain (loss)	(7,684)	(6,957)
Net change in unrealized appreciation (depreciation)	25,000	10,460

Net Increase (Decrease) in Net Assets Resulting from Operations	23,257	5,674

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(2,903)	0
I-2	(17)	0
I-3	(21)	0
Class D	0	0 (a)
Class A	(159)	0
Class C	(1)	0

Tax basis return of capital
Institutional Class	0	(745)
I-2	0	(3)
I-3	0	0
Class D	0	0 (a)
Class A	0	(3)
Class C	0	0

Total Distributions(b)	(3,101)	(751)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	124,719	100,098

Total Increase (Decrease) in Net Assets	144,875	105,021

Net Assets:

Beginning of year	414,261	309,240
End of year	$559,136	$414,261

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	17

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 81.7%

CORPORATE BONDS & NOTES 26.5%

BANKING & FINANCE 14.1%

AerCap Ireland Capital DAC
4.625% due 10/30/2020	$1,350	$1,383

Aircastle Ltd.
5.125% due 03/15/2021	100	103

American Express Credit Corp.
3.643% (US0003M + 1.050%) due 09/14/2020 ~	1,500	1,516

Athene Global Funding
4.038% (US0003M + 1.230%) due 07/01/2022 ~	1,000	1,005

Brixmor Operating Partnership LP
3.786% (US0003M + 1.050%) due 02/01/2022 ~	900	897

Canadian Imperial Bank of Commerce
3.128% (US0003M + 0.520%) due 09/06/2019 ~	2,000	2,004

Citigroup, Inc.
3.537% (US0003M + 0.930%) due 06/07/2019 ~	1,000	1,002
4.075% (US0003M + 1.310%) due 10/26/2020 ~	3,500	3,548

Credit Suisse Group Funding Guernsey Ltd.
5.070% (US0003M + 2.290%) due 04/16/2021 ~	3,100	3,196

Emirates NBD PJSC
4.315% (US0003M + 1.550%) due 01/26/2020 ~	500	504

Ford Motor Credit Co. LLC
3.532% (US0003M + 0.930%) due 09/24/2020 ~	2,000	1,992
3.668% (US0003M + 0.930%) due 11/04/2019 ~	3,000	3,003

General Motors Financial Co., Inc.
4.347% (US0003M + 1.560%) due 01/15/2020 ~	4,000	4,027

Goldman Sachs Group, Inc.
3.932% (US0003M + 1.160%) due 04/23/2020 ~	1,500	1,512
4.131% (US0003M + 1.360%) due 04/23/2021 ~	3,000	3,045

HSBC Holdings PLC
4.295% (US0003M + 1.500%) due 01/05/2022 ~	2,800	2,862
4.311% (US0003M + 1.660%) due 05/25/2021 ~	2,000	2,040

HSH Portfoliomanagement AoeR
2.945% (US0003M + 0.330%) due 09/18/2020 ~	3,000	3,010

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ICICI Bank Ltd.
3.125% due 08/12/2020	$500	$499
4.800% due 05/22/2019	2,000	2,008

International Lease Finance Corp.
5.875% due 04/01/2019	1,000	1,000

JPMorgan Chase Bank N.A.
2.856% (US0003M + 0.230%) due 09/01/2020 ~	3,000	3,003
3.026% (US0003M + 0.290%) due 02/01/2021 ~	1,700	1,701

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~	1,800	1,801

Mitsubishi UFJ Financial Group, Inc.
3.561% (US0003M + 0.790%) due 07/25/2022 ~	1,500	1,501
3.625% (US0003M + 0.860%) due 07/26/2023 ~	400	401

Mizuho Financial Group, Inc.
3.481% (US0003M + 0.880%) due 09/11/2022 ~	2,600	2,613
3.569% (US0003M + 0.940%) due 02/28/2022 ~	1,000	1,006

Morgan Stanley
3.941% (US0003M + 1.180%) due 01/20/2022 ~	300	303

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020	1,000	983
2.987% (US0003M + 0.390%) due 09/28/2020 ~	1,000	994

Nordea Bank Abp
1.625% due 09/30/2019	4,800	4,771
3.569% (US0003M + 0.940%) due 08/30/2023 ~	200	197

PNC Bank N.A.
1.450% due 07/29/2019	4,400	4,382

State Bank of India
3.622% due 04/17/2019	1,000	1,000
3.745% (US0003M + 0.950%) due 04/06/2020 ~	1,000	1,001

Sumitomo Mitsui Banking Corp.
3.123% (US0003M + 0.350%) due 01/17/2020 ~	1,100	1,102

Sumitomo Mitsui Financial Group, Inc.
3.567% (US0003M + 0.780%) due 07/12/2022 ~	2,500	2,508

Sumitomo Mitsui Trust Bank Ltd.
2.050% due 10/18/2019	3,000	2,987

Svenska Handelsbanken AB
3.121% (US0003M + 0.470%) due 05/24/2021 ~	400	401

Synchrony Financial
3.000% due 08/15/2019	2,200	2,201

18	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toyota Motor Credit Corp.
3.083% due 05/17/2022 •	$600	$599

UBS AG
3.476% (US0003M + 0.850%) due 06/01/2020 ~	3,000	3,020

Wells Fargo & Co.
3.431% (US0003M + 0.680%) due 01/30/2020 ~	500	502

		79,133

INDUSTRIALS 9.9%

AbbVie, Inc.
2.300% due 05/14/2021	1,000	988

Allergan Funding SCS
3.000% due 03/12/2020	900	900
3.852% (US0003M + 1.255%) due 03/12/2020 ~	2,700	2,724

BAT Capital Corp.
2.297% due 08/14/2020	2,100	2,080
3.283% due 08/14/2020 •	2,800	2,795

BAT International Finance PLC
2.750% due 06/15/2020	200	199

Broadcom Corp.
3.000% due 01/15/2022	100	100

Central Nippon Expressway Co. Ltd.
2.079% due 11/05/2019	2,000	1,992
3.278% (US0003M + 0.540%) due 08/04/2020 ~	2,000	2,002
3.298% (US0003M + 0.560%) due 11/02/2021 ~	3,000	2,996

Charter Communications Operating LLC
3.579% due 07/23/2020	2,000	2,015
4.464% due 07/23/2022	300	311

Comcast Corp.
2.922% (US0003M + 0.330%) due 10/01/2020 ~	2,400	2,403

Daimler Finance North America LLC
1.500% due 07/05/2019	2,000	1,993
2.200% due 05/05/2020	1,000	992

Deutsche Telekom International Finance BV
1.500% due 09/19/2019	200	199
6.000% due 07/08/2019	1,500	1,512

DXC Technology Co.
3.576% (US0003M + 0.950%) due 03/01/2021 ~	231	231

eBay, Inc.
3.621% (US0003M + 0.870%) due 01/30/2023 ~	2,500	2,491

EQT Corp.
2.500% due 10/01/2020	380	375

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~	$700	$697

General Electric Co.
5.000% due 01/21/2021 •(c)	1,100	1,027

Harris Corp.
3.231% (US0003M + 0.480%) due 04/30/2020 ~	500	500

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	1,000	996

Kraft Heinz Foods Co.
3.267% (US0003M + 0.570%) due 02/10/2021 ~	500	499
3.517% (US0003M + 0.820%) due 08/10/2022 ~	3,000	2,997

Molson Coors Brewing Co.
1.450% due 07/15/2019	3,500	3,486

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	1,300	1,291

NetApp, Inc.
2.000% due 09/27/2019	2,200	2,191

ONGC Videsh Ltd.
3.250% due 07/15/2019	1,000	1,001

Petronas Capital Ltd.
5.250% due 08/12/2019	1,000	1,010

QUALCOMM, Inc.
3.481% (US0003M + 0.730%) due 01/30/2023 ~	500	500

Reckitt Benckiser Treasury Services PLC
3.162% (US0003M + 0.560%) due 06/24/2022 ~	500	496

Reynolds American, Inc.
3.250% due 06/12/2020	100	100

Rockwell Collins, Inc.
5.250% due 07/15/2019	1,110	1,117

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	2,500	2,489

Southern Co.
3.292% (US0003M + 0.700%) due 09/30/2020 ~	3,000	3,003

Syngenta Finance NV
3.698% due 04/24/2020	200	201

Tyson Foods, Inc.
2.650% due 08/15/2019	400	400

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~	600	600

VMware, Inc.
2.300% due 08/21/2020	200	198

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	515	513

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	19

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vulcan Materials Co.
3.211% (US0003M + 0.600%) due 06/15/2020 ~	$200	$200

Wabtec Corp.
3.911% (US0003M + 1.300%) due 09/15/2021 ~	300	300

		55,110

UTILITIES 2.5%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	500	502
3.531% (US0003M + 0.930%) due 06/30/2020 ~	3,700	3,727
3.737% (US0003M + 0.950%) due 07/15/2021 ~	1,000	1,012

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	2,000	1,985

Exelon Generation Co. LLC
5.200% due 10/01/2019	1,000	1,011

NextEra Energy Capital Holdings, Inc.
3.029% (US0003M + 0.400%) due 08/21/2020 ~	3,400	3,395

Orange S.A.
1.625% due 11/03/2019	500	497

Southern Power Co.
3.183% (US0003M + 0.550%) due 12/20/2020 ~	100	100

Verizon Communications, Inc.
3.615% (US0003M + 1.000%) due 03/16/2022 ~	1,800	1,828

		14,057

Total Corporate Bonds & Notes (Cost $148,005)		148,300

U.S. GOVERNMENT AGENCIES 5.1%

Fannie Mae
2.836% due 05/25/2043 •	828	824
2.859% due 12/25/2044 •	2,570	2,569
2.959% due 07/25/2046 •	4,338	4,336
3.066% due 07/25/2041 •	1,575	1,588

Freddie Mac
2.859% due 03/15/2037 •	2,438	2,428
2.859% due 08/15/2038 - 08/15/2042	6,685	6,663
2.884% due 11/15/2043 •	1,633	1,632
3.034% due 01/15/2042 •	559	563

Ginnie Mae
2.879% due 06/20/2061 •	337	337
3.009% due 03/20/2065 •	137	137

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.139% due 03/20/2065 •	$915	$915
3.250% due 12/20/2068	2,003	1,996

NCUA Guaranteed Notes
2.931% due 01/08/2020 •	343	344
3.041% due 12/08/2020 •	4,030	4,046

Total U.S. Government Agencies (Cost $28,416)		28,378

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Holmes Master Issuer PLC
3.207% due 10/15/2054 •	1,600	1,599

Total Non-Agency Mortgage-Backed Securities (Cost $1,600)		1,599

ASSET-BACKED SECURITIES 2.0%

CoreVest American Finance Trust
2.968% due 10/15/2049	381	378

Nelnet Student Loan Trust
2.761% due 08/23/2027 •	189	189

SLC Student Loan Trust
2.721% due 03/15/2027 •	1,725	1,717
2.731% due 06/15/2029 •	1,868	1,857
2.844% due 05/15/2023 •	97	97

SLM Student Loan Trust
2.861% due 10/25/2024 •	709	708
2.861% due 01/26/2026 •	305	304
2.936% due 09/25/2043 •	930	921
3.081% due 12/15/2027 •	2,420	2,423
3.161% due 12/15/2025 •	1,397	1,402

SoFi Professional Loan Program LLC
2.050% due 01/25/2041	1,486	1,477

Total Asset-Backed Securities (Cost $11,458)		11,473

SOVEREIGN ISSUES 4.3%

Agence Francaise de Developpement
2.682% (US0003M + 0.080%) due 03/23/2020 ~	1,000	1,000
2.813% (US0003M + 0.200%) due 09/21/2019 ~	2,000	2,002

Export-Import Bank of India
2.750% due 04/01/2020	2,000	1,993
3.641% (US0003M + 1.000%) due 08/21/2022 ~	1,500	1,497

Province of Quebec
2.743% (US0003M + 0.130%) due 09/21/2020 ~	5,000	5,010
3.041% (US0003M + 0.280%) due 07/21/2019 ~	9,600	9,610

20	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tokyo Metropolitan Government
2.125% due 05/19/2020	$3,000	$2,984

Total Sovereign Issues (Cost $24,082)		24,096

SHORT-TERM INSTRUMENTS 43.5%

CERTIFICATES OF DEPOSIT 0.2%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~	1,000	1,002

COMMERCIAL PAPER 1.7%

Energy Transfer Partners
3.200% due 04/22/2019	4,000	3,992

NiSource, Inc.
2.830% due 04/16/2019	3,000	2,996

Royal Caribbean Cruise
3.000% due 04/25/2019	2,500	2,495

		9,483

REPURCHASE AGREEMENTS (d) 39.9%
		223,294

U.S. TREASURY BILLS 1.7%
2.428% due 04/11/2019 - 06/20/2019 (a)(b)(f)(h)	9,550	9,531

Total Short-Term Instruments (Cost $243,308)		243,310

Total Investments in Securities (Cost $456,869)		457,156

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 25.5%

SHORT-TERM INSTRUMENTS 25.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.5%

PIMCO Short Asset Portfolio	6,216,401	$61,847

PIMCO Short-Term Floating NAV Portfolio III	8,149,005	80,585

Total Short-Term Instruments (Cost $142,476)		142,432

Total Investments in Affiliates (Cost $142,476)		142,432

Total Investments 107.2% (Cost $599,345)		$599,588

Financial Derivative Instruments (e)(g) 0.5% (Cost or Premiums, net $7,301)		2,830

Other Assets and Liabilities, net (7.7)%		(43,282)

Net Assets 100.0%		$559,136

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	21

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	2.510%	04/01/2019	04/02/2019	$100,000	U.S. Treasury Bonds 2.750% - 6.000% due 02/15/2026 - 11/15/2042	$(101,935)	$100,000	$100,007
	3.300	03/29/2019	04/01/2019	50,000	U.S. Treasury Bonds 6.000% due 02/15/2026	(50,739)	50,000	50,014
BOS	3.250	03/29/2019	04/01/2019	72,200	U.S. Treasury Bonds 2.750% - 3.750% due 11/15/2042 - 11/15/2043	(73,675)	72,200	72,219
FICC	2.000	03/29/2019	04/01/2019	1,094	U.S. Treasury Notes 1.125% due 06/30/2021	(1,121)	1,094	1,094

Total Repurchase Agreements						$(227,470)	$223,294	$223,334

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
AZD	$150,021	$0	$0	$150,021	$(152,674)	$(2,653)
BOS	72,219	0	0	72,219	(73,675)	(1,456)
FICC	1,094	0	0	1,094	(1,121)	(27)

Total Borrowings and Other Financing Transactions	$223,334	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2019

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond June Futures	06/2019	1,239	121,895	$2,500	$504	$(489)
CAC 40 Index April Futures	04/2019	108	6,473	56	65	(6)
Copper July Futures	07/2019	149	10,959	(20)	231	0
DAX Index June Futures	06/2019	23	7,440	(30)	66	0
E-mini NASDAQ 100 Index June Futures	06/2019	109	16,133	419	106	0
E-mini S&P 500 Index June Futures	06/2019	26	3,689	28	22	0
Euro-BTP Italy Government Bond June Futures	06/2019	251	36,453	407	0	(118)
Euro-OAT France Government 10-Year Bond June Futures	06/2019	122	22,262	633	0	(45)
FTSE 100 Index June Futures	06/2019	235	22,073	109	318	0
FTSE China A50 Index April Futures	04/2019	967	12,692	606	500	0
FTSE/JSE Index June Futures	06/2019	147	5,174	17	45	(8)
FTSE/MIB Index June Futures	06/2019	226	26,291	663	251	(119)
Gas Oil June Futures	06/2019	41	2,499	1	24	0
Gold 100 oz. June Futures	06/2019	96	12,466	(269)	31	0
Hang Seng China Enterprises Index April Futures	04/2019	226	24,153	359	239	0
Lean Hogs July Futures	07/2019	101	3,725	(186)	0	(122)
Live Cattle June Futures	06/2019	183	8,711	30	0	(46)
MSCI Taiwan Stock Index April Futures	04/2019	663	25,903	211	272	0
Natural Gas July Futures	06/2019	107	2,966	(185)	0	(47)
Nickel June Futures	06/2019	70	5,454	(7)	0	0
RBOB Gasoline June Futures	05/2019	59	4,629	16	47	0
S&P/Toronto Stock Exchange 60 June Futures	06/2019	319	45,694	(71)	186	(229)
SPI 200 Index June Futures	06/2019	362	39,655	(58)	373	0
WIG20 Index June Futures	06/2019	845	10,212	2	9	(22)
Zinc June Futures	06/2019	123	9,024	735	0	0

				$5,966	$3,289	$(1,251)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum June Futures	06/2019	123	(5,876)	$(108)	$0	$0
Arabica Coffee July Futures	07/2019	242	(8,807)	521	0	(41)
BIST 30 Index April Futures	04/2019	8,815	(19,075)	1,908	676	(320)
Brent Crude July Futures	05/2019	21	(1,411)	(24)	0	(10)
Coal May Futures	05/2019	146	(9,337)	1,058	117	0
Cocoa July Futures	07/2019	98	(2,225)	(86)	0	(16)
Corn July Futures	07/2019	560	(10,255)	470	490	0
Hard Red Winter Wheat July Futures	07/2019	282	(6,172)	161	127	0
MSCI Singapore April Futures	04/2019	762	(20,224)	(206)	0	(126)
Natural Gas May Futures	04/2019	200	(2,795)	510	153	0
Natural Gas May Futures	04/2019	765	(9,074)	1,221	454	0
New York Harbor ULSD June Futures	05/2019	19	(1,576)	(38)	0	0
Silver July Futures	07/2019	163	(12,391)	8	0	(113)
Soybean July Futures	07/2019	66	(2,963)	15	17	0
Soybean Meal July Futures	07/2019	202	(6,262)	(24)	4	0
Soybean Oil July Futures	07/2019	337	(5,801)	184	54	0
Topix Index June Futures	06/2019	21	(3,017)	20	36	(22)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	23

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Volatility S&P 500 Index April Futures	04/2019	464	(7,064)	$439	$186	$0
VSTOXX Mini April Futures	04/2019	1,804	(3,096)	(94)	226	0
VSTOXX Mini May Futures	05/2019	529	(997)	6	7	(1)
Wheat July Futures	07/2019	264	(6,118)	544	92	0
WTI Crude August Futures	07/2019	25	(1,512)	(30)	0	(18)

				$6,455	$2,639	$(667)

Total Futures Contracts				$12,421	$5,928	$(1,918)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	9.835%	Maturity	01/02/2023	BRL	31,700	$122	$485	$607	$0	$(3)
Pay	1-Year BRL-CDI	10.730	Maturity	01/02/2023		47,700	598	494	1,092	0	(7)
Pay	3-Month CAD-Bank Bill	2.250	Semi-Annual	06/20/2028	CAD	145,200	757	1,170	1,927	0	(775)
Receive	3-Month PLN-WIBOR	2.500	Annual	09/19/2023	PLN	136,800	101	(1,459)	(1,358)	4	0
Pay	3-Month PLN-WIBOR	2.500	Annual	12/19/2023		321,250	(218)	2,555	2,337	0	(18)
Receive	3-Month PLN-WIBOR	2.250	Annual	03/20/2024		69,000	(150)	(118)	(268)	2	0
Pay(1)	3-Month PLN-WIBOR	2.000	Annual	06/19/2024		54,800	32	(9)	23	0	(5)
Pay	3-Month SGD-SOR	1.918	Semi-Annual	03/21/2023	SGD	72,000	(118)	175	57	0	(65)
Receive	3-Month SGD-SOR	2.223	Semi-Annual	12/19/2023		21,530	(129)	(102)	(231)	32	0
Pay	3-Month SGD-SOR	2.240	Semi-Annual	12/19/2023		29,100	0	330	330	0	(43)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023	$	75,300	1,478	580	2,058	0	(160)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		15,100	624	254	878	0	(39)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		20,700	(656)	280	(376)	0	(61)
Pay	3-Month ZAR-JIBAR	7.800	Quarterly	12/19/2023	ZAR	99,700	(68)	177	109	19	0
Receive	3-Month ZAR-JIBAR	7.545	Quarterly	03/20/2024		99,200	0	(31)	(31)	0	(20)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	03/20/2024		389,790	161	194	355	80	0
Receive(1)	3-Month ZAR-JIBAR	7.600	Quarterly	06/19/2024		109,400	(11)	(25)	(36)	0	(23)
Receive	6-Month CZK-PRIBOR	1.750	Annual	06/20/2023	CZK	9,700	0	(2)	(2)	0	0
Pay	6-Month CZK-PRIBOR	1.750	Annual	03/20/2024		770,900	108	(206)	(98)	17	0
Pay	6-Month CZK-PRIBOR	1.810	Annual	03/20/2024		378,000	0	2	2	9	0
Receive	6-Month CZK-PRIBOR	1.945	Annual	03/20/2024		648,500	77	(259)	(182)	0	(15)
Pay	6-Month CZK-PRIBOR	2.500	Annual	03/20/2024		299,000	35	396	431	8	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	06/20/2028	EUR	105,300	1,906	5,609	7,515	0	(365)
Pay	6-Month GBP-LIBOR	1.500	Semi-Annual	06/20/2028	GBP	51,100	1,276	662	1,938	8	0
Pay	6-Month HKD-HIBOR	2.715	Quarterly	09/19/2023	HKD	132,500	464	99	563	0	(47)
Pay	6-Month HKD-HIBOR	2.785	Quarterly	12/19/2023		271,720	0	1,312	1,312	0	(102)
Receive	6-Month HKD-HIBOR	2.815	Quarterly	12/19/2023		12,300	0	(62)	(62)	5	0
Receive	6-Month HUF-BBR	0.830	Annual	11/21/2022	HUF	1,028,700	(3)	13	10	7	0
Receive	6-Month HUF-BBR	1.250	Annual	09/19/2023		4,693,800	242	(436)	(194)	36	0
Pay	6-Month HUF-BBR	2.250	Annual	12/19/2023		8,896,700	113	1,593	1,706	0	(75)
Pay	6-Month HUF-BBR	2.000	Annual	03/20/2024		6,020,700	40	760	800	0	(52)
Pay(1)	6-Month HUF-BBR	1.500	Annual	06/19/2024		3,944,050	(62)	181	119	0	(39)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	320,000	84	6	90	3	0
Pay	6-Month JPY-LIBOR	0.372	Semi-Annual	10/22/2028		11,440,000	291	2,805	3,096	173	0
Pay	6-Month JPY-LIBOR	0.309	Semi-Annual	10/31/2028		4,700,000	(146)	1,142	996	70	0
Receive	28-Day MXN-TIIE	7.540	Lunar	12/08/2022	MXN	493,400	256	(2)	254	86	0
Pay	28-Day MXN-TIIE	8.520	Lunar	12/28/2023		152,100	11	214	225	0	(28)
Pay	28-Day MXN-TIIE	8.035	Lunar	02/22/2024		854,420	114	288	402	0	(158)

Total Swap Agreements							$7,329	$19,065	$26,394	$559	$(2,100)

24	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(2)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 0	$5,928	$559	$6,487	$0	$(1,944)	$(2,243)	$(4,187)

(f)	Securities with an aggregate market value of $7,290 and cash of $41,277 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation liability of $(26) for closed futures and unsettled variation margin liability of $(143) for closed swap agreements is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	06/2019		SGD	2,920	$		2,161	$4	$0
BOA	04/2019		RON	51,154			12,103	93	0
	04/2019	$		13,303		EUR	11,820	0	(44)
	04/2019			24,799		NOK	213,100	0	(91)
	04/2019			316		TRY	1,808	2	0
	05/2019		EUR	11,820	$		13,338	44	0
	05/2019		NOK	213,100			24,828	91	0
	05/2019	$		649		EUR	570	0	(7)
	05/2019			353		GBP	265	0	(7)
	06/2019		HUF	414,413	$		1,498	43	0
BPS	04/2019		BRL	35,162			9,024	43	0
	04/2019	$		9,174		BRL	35,162	0	(194)
	04/2019			166		PLN	623	0	(4)
	04/2019			237		TRY	1,314	0	(7)
	05/2019		CZK	404,404	$		17,761	164	0
	05/2019	$		306		GBP	232	0	(3)
	05/2019			753		TRY	4,224	0	(29)
	06/2019			12,664		PHP	665,692	0	(117)
BRC	04/2019		JPY	139,400	$		1,261	3	0
	04/2019		MXN	52,608			2,766	61	0
	04/2019		PLN	2,886			753	1	0
	04/2019	$		1,044		CAD	1,405	7	0
	04/2019			649		TRY	3,775	14	0
	05/2019		EUR	224	$		257	4	0
	05/2019	$		171		EUR	151	0	(1)
	05/2019			1,901		GBP	1,467	15	(1)
	05/2019			2,753		MXN	52,608	0	(61)
	06/2019		TWD	480,286	$		15,636	27	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2019	$		7,900		CNH	53,017	$0	$(15)
CBK	04/2019		AUD	13,124	$		9,253	0	(66)
	04/2019		EUR	7,494			8,436	30	0
	04/2019		GBP	745			990	20	0
	04/2019		JPY	5,191,400			46,772	0	(69)
	04/2019		PLN	49,799			13,041	65	0
	04/2019	$		990		ARS	43,650	0	(10)
	04/2019			10,150		CNH	68,007	0	(34)
	04/2019			1,241		EUR	1,093	0	(15)
	04/2019			7,232		GBP	5,541	0	(15)
	04/2019			48,922		JPY	5,396,700	0	(228)
	05/2019		EUR	691	$		784	6	0
	05/2019		JPY	5,330,800			48,462	214	0
	05/2019	$		1,939		EUR	1,707	0	(18)
	05/2019			1,569		GBP	1,192	3	(17)
	06/2019		CAD	28,000	$		20,869	0	(120)
	06/2019		CLP	4,059,010			5,929	0	(36)
	06/2019		CNH	21,556			3,200	0	(6)
	06/2019		KRW	10,264,702			9,149	107	0
	06/2019		PLN	32,996			8,700	87	0
	06/2019	$		865		HKD	6,775	0	0
	06/2019			421		MXN	8,282	0	(1)
GLM	04/2019		BRL	35,162	$		9,061	81	0
	04/2019		CAD	3,941			3,002	53	0
	04/2019		EUR	5,817			6,561	35	0
	04/2019		PLN	2,999			802	20	0
	04/2019	$		7,453		AUD	10,514	13	0
	04/2019			9,023		BRL	35,162	0	(43)
	04/2019			449		EUR	398	0	(3)
	04/2019			7,234		PEN	23,959	0	(18)
	05/2019		AUD	10,514	$		7,457	0	(13)
	05/2019		CZK	22,546			987	6	0
	05/2019	$		9,045		BRL	35,162	0	(82)
	05/2019			280		GBP	211	0	(5)
	05/2019			106		MXN	2,035	0	(2)
	05/2019		ZAR	8,173	$		565	1	0
	06/2019		AUD	16,000			11,260	0	(116)
	06/2019		CAD	30,600			23,014	76	0
	06/2019		CLP	8,156,117			12,071	122	(36)
	06/2019		ILS	58,329			16,202	64	0
	06/2019		TRY	63,807			11,100	376	0
	06/2019	$		318		HUF	90,145	0	(2)
	06/2019			17,456		IDR	250,492,700	0	(84)
	06/2019			11,192		INR	792,421	119	0
	06/2019			8,537		MXN	163,826	0	(190)
	06/2019			9,000		MYR	36,729	1	0
	06/2019			13,699		NOK	118,000	19	0
	06/2019			18,400		PLN	69,159	0	(347)
	06/2019			12,400		RON	52,123	0	(183)
	06/2019			12,108		RUB	801,969	56	(64)
	06/2019			21,877		SEK	201,543	0	(86)
	06/2019			13,200		SGD	17,792	0	(55)
HUS	04/2019		CNH	68,007	$		10,122	6	0
	04/2019		PLN	1,356			360	7	0
	04/2019	$		5,518		CAD	7,410	27	0
	04/2019			4,932		PEN	16,462	26	0
	04/2019			750		PLN	2,849	0	(7)
	04/2019			360		TRY	2,052	4	(3)

26	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2019	$		6,139		CLP	4,051,071	$0	$(186)
	05/2019			130		CZK	2,956	0	(1)
	05/2019			293		EUR	260	0	0
	06/2019		BRL	79,913	$		20,500	302	(109)
	06/2019		HKD	7,936			1,014	0	0
	06/2019		IDR	79,348,500			5,500	0	(8)
	06/2019		INR	62,385			869	0	(20)
	06/2019		KRW	5,643,200			5,000	30	0
	06/2019		PHP	244,577			4,600	0	(13)
	06/2019		SGD	33,033			24,400	8	(13)
	06/2019		THB	187,915			5,900	0	(32)
	06/2019		TWD	390,807			12,700	9	(6)
	06/2019	$		10,119		CNH	68,007	0	(5)
	06/2019			2,800		CZK	63,383	0	(40)
	06/2019			227		HUF	62,238	0	(8)
	06/2019			6,700		INR	471,714	33	0
	06/2019			23,134		MXN	458,428	166	0
	06/2019			9,500		RUB	629,280	0	(3)
	06/2019			559		SGD	759	1	0
IND	04/2019			102		PLN	389	0	(1)
	04/2019			53,078		SEK	494,620	122	0
	05/2019		SEK	494,620	$		53,202	0	(121)
JPM	04/2019		NOK	213,100			24,538	0	(170)
	04/2019		SEK	494,620			52,619	0	(581)
	04/2019	$		1,189		AUD	1,676	1	0
	04/2019			60		CNY	404	0	0
	04/2019			2,698		MXN	52,608	7	0
	04/2019			9,170		TRY	50,874	0	(235)
	05/2019			1,017		AUD	1,433	1	0
	05/2019			187		EUR	164	0	(2)
	06/2019		COP	50,396,008	$		16,146	396	0
	06/2019		GBP	17,125			22,695	313	0
	06/2019		HUF	2,886,001			10,242	111	0
	06/2019		ILS	865			241	1	0
	06/2019		MXN	419,503			21,400	29	0
	06/2019	$		10,849		AUD	15,300	29	0
	06/2019			16,620		GBP	12,563	0	(201)
	06/2019			8,481		INR	601,797	109	0
	06/2019			13,763		MXN	263,913	0	(318)
	06/2019			20,445		NOK	174,000	0	(217)
	06/2019			18,692		SEK	172,457	0	(45)
	06/2019			22,420		SGD	30,335	2	(8)
	06/2019			22,067		THB	703,486	146	0
MSB	04/2019		TRY	3,798	$		683	16	0
	06/2019	$		446		TRY	2,554	0	(18)
MYI	05/2019		ZAR	7,742	$		541	6	0
RBC	04/2019	$		621		TRY	3,572	6	0
RYL	04/2019			663		AUD	934	1	0
SCX	04/2019		CNY	404	$		60	0	0
	04/2019		GBP	4,796			6,349	103	0
	05/2019	$		6,359		GBP	4,796	0	(103)
	06/2019		EUR	3,750	$		4,272	40	0
	06/2019		JPY	2,300,000			20,739	0	(126)
	06/2019		NOK	68,000			7,941	35	0
	06/2019		RUB	301,714			4,600	47	0
	06/2019	$		9,481		EUR	8,375	0	(31)
	06/2019			2,328		INR	165,260	31	0
	06/2019			2,900		TRY	16,595	0	(111)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SSB	04/2019	$		713		CAD	954	$1	$0
	05/2019		GBP	108	$		142	1	0
	05/2019	$		1,679		EUR	1,473	0	(21)
	06/2019		MYR	16,655	$		4,087	5	0
UAG	04/2019		CAD	5,828			4,341	0	(20)
	05/2019	$		4,344		CAD	5,828	20	0

Total Forward Foreign Currency Contracts								$4,388	$(5,328)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC USD versus CAD	CAD	1.260	04/12/2019	23,000	$2	$0
	Put - OTC USD versus JPY	JPY	103.000	04/04/2019	21,000	2	0
BPS	Call - OTC AUD versus USD	$	0.785	04/02/2019	11,000	1	0
	Put - OTC USD versus CAD	CAD	1.250	04/05/2019	15,000	2	0
HUS	Call - OTC EUR versus USD	$	1.188	04/25/2019	4,500	1	0
	Put - OTC USD versus NOK	NOK	8.030	04/11/2019	20,000	2	0
	Put - OTC USD versus SEK	SEK	8.750	04/11/2019	14,000	1	0

Total Purchased Options						$11	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Year ILS-TELBOR	1.345%	Annual	11/23/2023	ILS	45,100	$0	$340	$340	$0
	Pay	3-Month KRW-KORIBOR	2.100	Quarterly	09/19/2023	KRW	15,888,200	70	225	295	0
BPS	Pay	1-Year ILS-TELBOR	1.480	Annual	11/30/2023	ILS	46,000	0	(427)	0	(427)
	Pay	3-Month KRW-KORIBOR	2.178	Quarterly	09/19/2023	KRW	11,882,600	0	256	256	0
	Pay	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024		18,649,300	(159)	(118)	0	(277)
CBK	Pay	1-Year ILS-TELBOR	0.850	Annual	03/21/2023	ILS	50,200	0	60	60	0
	Pay	1-Year ILS-TELBOR	1.373	Annual	09/07/2023		40,976	0	(361)	0	(361)
	Pay	1-Year ILS-TELBOR	1.202	Annual	09/19/2023		38,700	0	247	247	0
GLM	Pay	1-Year ILS-TELBOR	0.960	Annual	03/21/2023		107,200	0	(257)	0	(257)
	Pay	1-Year ILS-TELBOR	1.053	Annual	06/20/2023		7,370	0	(39)	0	(39)
HUS	Pay	1-Year ILS-TELBOR	0.805	Annual	03/21/2023		7,000	0	5	5	0
	Pay	1-Year ILS-TELBOR	0.853	Annual	03/21/2023		46,600	0	58	58	0
	Pay	3-Month KRW-KORIBOR	2.100	Quarterly	09/19/2023	KRW	28,592,600	0	530	530	0
	Pay	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024		16,062,000	(130)	(109)	0	(239)
JPM	Pay	1-Year ILS-TELBOR	1.280	Annual	01/11/2024	ILS	184,220	0	1,098	1,098	0
SCX	Pay	3-Month KRW-KORIBOR	1.755	Quarterly	02/07/2024	KRW	32,788,400	180	1	181	0

Total Swap Agreements								$(39)	$1,509	$3,070	$(1,600)

28	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
AZD	$4	$0	$0	$4	$0	$0	$0	$0	$4	$0	$4
BOA	273	0	635	908	(149)	0	0	(149)	759	(500)	259
BPS	207	0	256	463	(354)	0	(704)	(1,058)	(595)	556	(39)
BRC	132	0	0	132	(78)	0	0	(78)	54	0	54
CBK	532	0	307	839	(635)	0	(361)	(996)	(157)	233	76
GLM	1,042	0	0	1,042	(1,329)	0	(296)	(1,625)	(583)	0	(583)
HUS	619	0	593	1,212	(454)	0	(239)	(693)	519	(750)	(231)
IND	122	0	0	122	(122)	0	0	(122)	0	0	0
JPM	1,145	0	1,098	2,243	(1,777)	0	0	(1,777)	466	0	466
MSB	16	0	0	16	(18)	0	0	(18)	(2)	0	(2)
MYI	6	0	0	6	0	0	0	0	6	0	6
RBC	6	0	0	6	0	0	0	0	6	0	6
RYL	1	0	0	1	0	0	0	0	1	0	1
SCX	256	0	181	437	(371)	0	0	(371)	66	178	244
SSB	7	0	0	7	(21)	0	0	(21)	(14)	0	(14)
UAG	20	0	0	20	(20)	0	0	(20)	0	0	0

Total Over the Counter	$4,388	$0	$3,070	$7,458	$(5,328)	$0	$(1,600)	$(6,928)

(h)

Securities with an aggregate market value of $967 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$1,841	$0	$3,583	$0	$504	$5,928
Swap Agreements	0	0	0	0	559	559

	$1,841	$0	$3,583	$0	$1,063	$6,487

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,388	$0	$4,388
Swap Agreements	0	0	0	0	3,070	3,070

	$0	$0	$0	$4,388	$3,070	$7,458

	$1,841	$0	$3,583	$4,388	$4,133	$13,945

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$413	$0	$853	$0	$678	$1,944
Swap Agreements	0	0	0	0	2,243	2,243

	$413	$0	$853	$0	$2,921	$4,187

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,328	$0	$5,328
Swap Agreements	0	0	0	0	1,600	1,600

	$0	$0	$0	$5,328	$1,600	$6,928

	$413	$0	$853	$5,328	$4,521	$11,115

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$13,833	$0	$(18,422)	$0	$5,249	$660
Swap Agreements	0	0	0	0	(3,186)	(3,186)

	$13,833	$0	$(18,422)	$0	$2,063	$(2,526)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,009)	$0	$(6,009)
Purchased Options	0	0	0	(167)	0	(167)
Swap Agreements	0	0	0	0	(219)	(219)

	$0	$0	$0	$(6,176)	$(219)	$(6,395)

	$13,833	$0	$(18,422)	$(6,176)	$1,844	$(8,921)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$1,491	$0	$4,411	$0	$2,335	$8,237
Swap Agreements	0	0	0	0	17,487	17,487

	$1,491	$0	$4,411	$0	$19,822	$25,724

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,835)	$0	$(1,835)
Purchased Options	0	0	0	(6)	0	(6)
Swap Agreements	0	0	0	0	1,557	1,557

	$0	$0	$0	$(1,841)	$1,557	$(284)

	$1,491	$0	$4,411	$(1,841)	$21,379	$25,440

30	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$79,133	$0	$79,133
Industrials	0	55,110	0	55,110
Utilities	0	14,057	0	14,057
U.S. Government Agencies	0	28,378	0	28,378
Non-Agency Mortgage-Backed Securities	0	1,599	0	1,599
Asset-Backed Securities	0	11,473	0	11,473
Sovereign Issues	0	24,096	0	24,096
Short-Term Instruments
Certificates of Deposit	0	1,002	0	1,002
Commercial Paper	0	9,483	0	9,483
Repurchase Agreements	0	223,294	0	223,294
U.S. Treasury Bills	0	9,531	0	9,531
	$0	$457,156	$0	$457,156

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$142,432	$0	$0	$142,432
Total Investments	$142,432	$457,156	$0	$599,588

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5,928	559	0	6,487
Over the counter	0	7,458	0	7,458
	$5,928	$8,017	$0	$13,945

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,918)	(2,100)	0	(4,018)
Over the counter	0	(6,928)	0	(6,928)
	$(1,918)	$(9,028)	$0	$(10,946)
Total Financial Derivative Instruments	$4,010	$(1,011)	$0	$2,999
Totals	$146,442	$456,145	$0	$602,587

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the

32	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2019

exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist

ANNUAL REPORT	MARCH 31, 2019	33

Notes to Financial Statements (Cont.)

between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the consolidated Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Fund has adopted the ASU. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement

34	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2019

disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s

ANNUAL REPORT	MARCH 31, 2019	35

Notes to Financial Statements (Cont.)

investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes

36	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2019

are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

ANNUAL REPORT	MARCH 31, 2019	37

Notes to Financial Statements (Cont.)

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

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Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$9,104	$52,822	$0	$0	$(79)	$61,847	$795	$28

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$21,148	$506,592	$(447,200)	$8	$37	$80,585	$1,491	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or

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guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which

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Notes to Financial Statements (Cont.)

are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an

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agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Notes to Financial Statements (Cont.)

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full

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exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront

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Notes to Financial Statements (Cont.)

fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

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Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests

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Notes to Financial Statements (Cont.)

exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is ”qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

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8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

ANNUAL REPORT	MARCH 31, 2019	49

Notes to Financial Statements (Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the

50	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2019

“Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

1.15%(1)	0.25%	0.35%	0.45%(2)	0.40%	0.40%

(1)

PIMCO has contractually agreed, effective August 1, 2018 through July 31, 2019, to reduce its Investment Advisory Fee by 0.15% of the average daily net assets of the Fund. Prior to August 1, 2018, PIMCO contractually agreed to reduce its Investment Advisory Fee by 0.25% of the average daily net assets of the Fund.

(2)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including

ANNUAL REPORT	MARCH 31, 2019	51

Notes to Financial Statements (Cont.)

interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its Investment Advisory Fee for the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement and Investment Advisory Fee Waiver Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at March 31, 2019, were as follows (amounts in thousands†):

Expiring Within
12 months	13-24 months	25-36 months	Total

$820	$894	$833	$2,547

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund VIII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a

52	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2019

management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2019, the amount was $843,321. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$2,376	$1,007

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment

ANNUAL REPORT	MARCH 31, 2019	53

Notes to Financial Statements (Cont.)

objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$3,062	$0	$58,134	$62,745

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount

Receipts for shares sold

Institutional Class	31,116	$293,902	19,135		$181,894

I-2	400	3,802	195		1,886

I-3	846	8,209	0		0

Class D	0	0	1,783		16,707

Class A	2,119	20,529	5,771	(a)	54,475	(a)

Class C	68	641	55		513

Issued as reinvestment of distributions

Institutional Class	301	2,903	77		733

I-2	2	17	0		3

I-3	2	21	0		0

Class D	0	0	0		0

Class A	17	159	0		3

Class C	0	1	0		0

Cost of shares redeemed

Institutional Class	(18,318)	(173,140)	(6,228)		(59,098)

I-2	(335)	(3,151)	(120)		(1,139)

I-3	(47)	(450)	0		0

Class D	0	0	(9,785	)(a)	(91,907	)(a)

Class A	(2,871)	(27,050)	(273)		(2,571)

Class C	(183)	(1,674)	(152)		(1,401)

Net increase (decrease) resulting from Fund share transactions	13,117	$124,719	10,458		$100,098

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 5,676 Class D shares in the amount of $53,495 converted into Class A shares of the Fund.

54	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2019

As of March 31, 2019, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 33% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on September 6, 2013, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on September 20, 2013, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 26.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years

ANNUAL REPORT	MARCH 31, 2019	55

Notes to Financial Statements (Cont.)

in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

56	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

March 31, 2019

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO TRENDS Managed Futures Strategy Fund	$8,881	$0	$26,932	$(1)	$(22,858)	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs at fiscal year-end.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO TRENDS Managed Futures Strategy Fund	$20,129	$2,729

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO TRENDS Managed Futures Strategy Fund	$612,028	$38,141	($11,236)	$26,905

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures and forward contracts, and realized and unrealized gain (loss) on swap contracts.

ANNUAL REPORT	MARCH 31, 2019	57

Notes to Financial Statements (Cont.)

March 31, 2019

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Fund made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO TRENDS Managed Futures Strategy Fund	$3,101	$0	$0	$0	$0	$751

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

58	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO TRENDS Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PIMCO TRENDS Managed Futures Strategy Fund and its subsidiary (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related consolidated statement of operations for the year ended March 31, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights (consolidated) for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period ended March 31, 2019 and the financial highlights (consolidated) for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2019	59

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RYL	Royal Bank of Scotland PLC
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	PHP	Philippine Peso
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
COP	Colombian Peso	RON	Romanian New Leu
CZK	Czech Koruna	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish New Lira
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

Exchange Abbreviations:
BIST	Borsa Instanbul Exchange	OTC	Over the Counter
FTSE	Financial Times Stock Exchange

Index/Spread Abbreviations:
BRENT	Brent Crude	TOPIX	Tokyo Price Index
DAX	Deutscher Aktien Index 30	ULSD	Ultra-Low Sulfur Diesel
FTSE/JSE	South African Performance Index	US0003M	3 Month USD Swap Rate
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	VSTOXX	Euro Stoxx 50 Volatility Index
S&P 500	Standard & Poor’s 500 Index	WIG20	Capitalization-weighted Stock Market Index of the 20 largest companies on the Warsaw Stock Exchange
SPI 200	Australian Equity Futures Index

Other Abbreviations:
BBR	Bank Bill Rate	NCUA	National Credit Union Administration
BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor
CDI	Brazil Interbank Deposit Rate	oz.	Ounce
DAC	Designated Activity Company	PRIBOR	Prague Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
HIBOR	Hong Kong Interbank Offered Rate	TBA	To-Be-Announced
JIBAR	Johannesburg Interbank Agreed Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WTI	West Texas Intermediate
MSCI	Morgan Stanley Capital International

60	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s†)	Qualified Short-Term Capital Gain (000s†)
PIMCO TRENDS Managed Futures Strategy Fund	0.00%	0.00%	$3,101	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	MARCH 31, 2019	61

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

62	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2019	63

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

64	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2019	65

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

66	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3017AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

Private Account Portfolio Series

PIMCO ABS and Short-Term Investments Portfolio

PIMCO EM Bond and Short-Term Investments Portfolio

PIMCO High Yield and Short-Term Investments Portfolio

PIMCO Investment Grade Credit Bond Portfolio

PIMCO Long Duration Credit Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio

PIMCO Municipal Portfolio

PIMCO Real Return Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government and Short-Term Investments Portfolio

PIMCO International Portfolio

PIMCO Short Asset Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Chairman’s Letter		2

Important Information About the Portfolios		4

Expense Examples		22

Benchmark Descriptions		23

Financial Highlights		24

Statements of Assets and Liabilities		28

Consolidated Statements of Assets and Liabilities		30

Statements of Operations		31

Consolidated Statements of Operations		34

Statements of Changes in Net Assets		35

Consolidated Statements of Changes in Net Assets		39

Statements of Cash Flows		40

Notes to Financial Statements		187

Report of Independent Registered Public Accounting Firm		214

Glossary		215

Federal Income Tax Information		216

Management of the Trust		217

Privacy Policy		220

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO ABS and Short-Term Investments Portfolio(a)	6	41

PIMCO EM Bond and Short-Term Investments Portfolio(b)	7	51

PIMCO High Yield and Short-Term Investments Portfolio(c)	8	59

PIMCO Investment Grade Credit Bond Portfolio(d)	9	69

PIMCO Long Duration Credit Bond Portfolio(e)	10	82

PIMCO Low Duration Portfolio	11	106

PIMCO Moderate Duration Portfolio	12	114

PIMCO Mortgage and Short-Term Investments Portfolio(f)	13	123

PIMCO Municipal Portfolio(g)	14	136

PIMCO Real Return Portfolio	15	139

PIMCO Short-Term Portfolio	16	143

PIMCO Short-Term Floating NAV Portfolio II	17	151

PIMCO U.S. Government and Short-Term Investments Portfolio(h)	18	155

PIMCO International Portfolio(1)	19	161

PIMCO Short Asset Portfolio(1)	20	168

PIMCO Short-Term Floating NAV Portfolio III(1)	21	180

(1)	Consolidated Schedule of Investments

(a)	Prior to July 30, 2018, the PIMCO ABS and Short-Term Investments Portfolio was named the PIMCO Asset-Backed Securities Portfolio.
(b)	Prior to July 30, 2018, the PIMCO EM Bond and Short-Term Investments Portfolio was named the PIMCO Emerging Markets Portfolio.
(c)	Prior to July 30, 2018, the PIMCO High Yield and Short-Term Investments Portfolio was named the PIMCO High Yield Portfolio.
(d)	Prior to July 30, 2018, the PIMCO Investment Grade Credit Bond Portfolio was named the PIMCO Investment Grade Corporate Portfolio.
(e)	Prior to July 30, 2018, the PIMCO Long Duration Credit Bond Portfolio was named the PIMCO Long Duration Corporate Bond Portfolio.
(f)	Prior to July 30, 2018, the PIMCO Mortgage and Short-Term Investments Portfolio was named the PIMCO Mortgage Portfolio.
(g)	Prior to July 30, 2018, the PIMCO Municipal Portfolio was named the PIMCO Municipal Sector Portfolio.
(h)	Prior to July 30, 2018, the PIMCO U.S. Government and Short-Term Investments Portfolio was named the PIMCO U.S. Government Sector Portfolio.

Chairman’s Letter

Dear Shareholder,

Following this letter is the Annual Report for the PIMCO Private Account Portfolio Series (the “Portfolios”), which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

2	PRIVATE ACCOUNT PORTFOLIO SERIES

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Portfolios investments, please contact your account manager.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the Portfolios

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO ABS and Short-Term Investments Portfolio (formerly PIMCO Asset-Backed Securities Portfolio), PIMCO EM Bond and Short-Term Investments Portfolio (formerly PIMCO Emerging Markets Portfolio), PIMCO High Yield and Short-Term Investments Portfolio (formerly PIMCO High Yield Portfolio), PIMCO Investment Grade Credit Bond Portfolio (formerly PIMCO Investment Grade Corporate Portfolio), PIMCO Long Duration Credit Bond Portfolio (formerly PIMCO Long Duration Corporate Bond Portfolio), PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio (formerly PIMCO Mortgage Portfolio), PIMCO Municipal Portfolio (formerly PIMCO Municipal Sector Portfolio), PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio (formerly PIMCO U.S. Government Sector Portfolio), PIMCO International Portfolio, PIMCO Short Asset Portfolio, and PIMCO Short-Term Floating NAV Portfolio III (each a “Portfolio” and collectively, the “Portfolios”).

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. The Portfolios may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, a Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s Offering Memorandum and in the Principal Risks in the Notes to the Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests are not known.

A Portfolio may invest significantly in securities that are economically tied to Argentina and thus may be subject to various risks, such as political, economic, legal, market, and currency risks. Currently, investments in Argentina are particularly subject to effects from the country’s high inflation, economic instability, and political unrest.

On each individual Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

4	PRIVATE ACCOUNT PORTFOLIO SERIES

There is no assurance that any Portfolio, including any Portfolio that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) a Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Portfolio along with each Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO ABS and Short-Term Investments Portfolio	10/31/00	Diversified
PIMCO EM Bond and Short-Term Investments Portfolio	04/03/98	Non-diversified
PIMCO High Yield and Short-Term Investments Portfolio	12/08/00	Diversified
PIMCO Investment Grade Credit Bond Portfolio	01/26/00	Diversified
PIMCO Long Duration Credit Bond Portfolio	12/22/08	Diversified
PIMCO Low Duration Portfolio	05/31/12	Diversified
PIMCO Moderate Duration Portfolio	07/31/12	Diversified
PIMCO Mortgage and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO Municipal Portfolio	08/21/00	Diversified
PIMCO Real Return Portfolio	04/28/00	Diversified
PIMCO Short-Term Portfolio	04/20/00	Diversified
PIMCO Short-Term Floating NAV Portfolio II	06/09/09	Diversified
PIMCO U.S. Government and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO International Portfolio	12/13/89	Non-diversified
PIMCO Short Asset Portfolio	05/01/17	Diversified
PIMCO Short-Term Floating NAV Portfolio III	03/12/12	Diversified

An investment in a Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Portfolio’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Portfolio’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of each Portfolio’s Form N-Q is also available without charge, upon request, by calling (888) 87-PIMCO.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

Daily updates on the net asset value of a Portfolio may be obtained by calling (888) 87-PIMCO.

ANNUAL REPORT	MARCH 31, 2019	5

PIMCO ABS and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

Asset-Backed Securities	40.7%

Non-Agency Mortgage-Backed Securities	22.2%

Short-Term Instruments‡	18.1%

U.S. Government Agencies	17.5%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Portfolio Inception (10/31/00)
PIMCO ABS and Short-Term Investments Portfolio	3.90%	4.19%	10.85%	7.10%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.41%	1.48%
Bloomberg Barclays Asset-Backed Securities Index	3.68%	1.89%	3.95%	3.82%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO ABS and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities and short-term investments, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities (“RMBS”) contributed to performance, as the asset class had positive returns.

»	Exposure to commercial mortgage-backed securities (“CMBS”) contributed to performance, as the asset class outperformed like-duration treasuries.

»	Overweight exposure to 7- and 10-year U.S. rates contributed to performance, as U.S. rates decreased.

»	Exposure to collateralized loan obligations (“CLOs”) contributed to performance, as the asset class outperformed the benchmark.

»	Overweight exposure to agency mortgage-backed securities (“MBS”) contributed to performance, as the asset class outperformed like-duration treasuries.

»	Underweight exposure to ABS detracted from performance, as the sector outperformed like-duration treasuries.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO EM Bond and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of 03/31/2019†§

United States‡	51.3%

Qatar	12.1%

Mexico	7.7%

Argentina	6.8%

Cayman Islands	4.8%

Brazil	4.6%

South Africa	2.8%

Bermuda	1.1%

Luxembourg	1.0%

Other	3.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Portfolio Inception (04/03/98)
PIMCO EM Bond and Short-Term Investments Portfolio	0.49%	4.23%	6.76%	8.03%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.41%	1.93%♦
Custom JPM ELMI+ Benchmark	(3.63)%	(0.87)%	1.92%	4.94%

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO EM Bond and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries and short term investments, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Positioning in the Turkish lira contributed to performance.

»	Long exposure to Russian external sovereign and quasi-sovereign debt contributed to performance.

»	Long exposure to the Russian ruble detracted from performance.

»	Long exposure to Argentine local markets detracted from performance.

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO High Yield and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	84.0%

Short-Term Instruments‡	7.0%

Loan Participations and Assignments	2.8%

Common Stocks	1.5%

Real Estate Investment Trusts	1.5%

Other	3.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Portfolio Inception (12/08/00)
PIMCO High Yield and Short-Term Investments Portfolio	7.09%	7.78%	13.33%	8.18%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.41%	1.46%♦
ICE BofAML U.S. High Yield, BB-B Rated Index	6.35%	4.73%	10.13%	7.24%

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO High Yield and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality, and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest up to 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Assets not invested in high yield securities or non-investment grade short-term investments may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Security selection in banking contributed to relative performance, as the Portfolio’s banking positions outperformed the broader sector.

»

Security selection in commercial mortgage-backed securities (“CMBSs”) and real estate investment trusts (“REITs”) contributed to relative performance, as the Portfolio’s CMBS and REIT positions outperformed the broader sector.

»	Security selection in chemicals contributed to relative performance, as the Portfolio’s chemical positions outperformed the broader sector.

»	Security selection in technology detracted from relative performance, as the Portfolio’s technology positions underperformed the broader sector.

»	Security selection in finance & insurance detracted from relative performance, as the Portfolio’s finance and insurance positions underperformed the broader sector.

»	Security selection in media detracted from relative performance, as the Portfolio’s media positions underperformed the broader sector.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Investment Grade Credit Bond Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

Banking & Finance	42.6%

Industrials	33.3%

Utilities	8.6%

U.S. Government Agencies	8.1%

Short-Term Instruments‡	2.7%

Loan Participations and Assignments	1.4%

Other	3.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Portfolio Inception (01/26/00)
PIMCO Investment Grade Credit Bond Portfolio	4.71%	3.64%	8.79%	7.28%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.41%	1.65%♦
Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	4.93%	3.79%	6.88%	5.97%♦

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade corporate fixed income investments of varying maturities, which may be represented by options, futures contracts or swap agreements. Assets not invested in corporate fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to pipelines contributed to performance, as the pipelines sector outperformed the broader investment grade market.

»	Underweight exposure to retailers contributed to performance, as the retail sector underperformed the broader investment grade market.

»	Underweight exposure to automotive contributed to performance, as the automotive sector underperformed the broader investment grade market.

»	Overweight exposure to healthcare contributed to performance, as the healthcare sector outperformed the broader investment grade market.

»	Overweight exposure to technology contributed to performance, as the technology sector outperformed the broader investment grade market.

»	Underweight exposure to the long end of the curve detracted from performance, as Treasury rates fell.

ANNUAL REPORT	MARCH 31, 2019	9

PIMCO Long Duration Credit Bond Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	67.9%

U.S. Treasury Obligations	18.9%

U.S. Government Agencies	4.4%

Municipal Bonds & Notes	3.4%

Loan Participations and Assignments	2.0%

Sovereign Issues	1.6%

Other	1.0%

Short-Term Instruments‡	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Portfolio Inception (12/22/08)
PIMCO Long Duration Credit Bond Portfolio	6.33%	6.52%	10.20%	8.48%
Bloomberg Barclays U.S. Long Credit Index	4.58%	5.38%	9.00%	8.05%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Long Duration Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Yield curve positioning contributed to relative performance, as the portfolio was overweight the intermediate portion of the yield curve and intermediate U.S. treasury rates rallied.

»	Underweight exposure to retailers contributed to relative performance, as the retail sector underperformed the market.

»	Underweight exposure to utilities contributed to relative performance, as the utilities sector underperformed the market.

»	Underweight exposure to diversified manufacturing contributed to performance, as the manufacturing sector underperformed the market.

»	Exposure to the Mexican peso detracted from performance, as the currency posted negative returns.

»	Exposure to the South African rand detracted from performance, as the currency posted negative returns.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Low Duration Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	30.7%

Corporate Bonds & Notes	25.6%

U.S. Government Agencies	25.5%

Asset-Backed Securities	7.0%

Non-Agency Mortgage-Backed Securities	5.2%

Short-Term Instruments	3.3%

Municipal Bonds & Notes	1.4%

Sovereign Issues	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Portfolio Inception (05/31/12)
PIMCO Low Duration Portfolio	3.15%	1.47%	1.07%
Bloomberg Barclays 1-3 Year Government/Credit Index	3.03%	1.22%	1.13%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	An underweight to U.S. front-end duration contributed to relative performance, as front-end interest rates rose.

»	Holdings of collateralized loan obligations contributed to performance due to positive carry.

»	Holdings of U.S. dollar-denominated emerging market debt contributed to performance, as the sector generally posted positive excess returns.

»	Positions in agency mortgage-backed securities detracted from performance, as spreads widened.

ANNUAL REPORT	MARCH 31, 2019	11

PIMCO Moderate Duration Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Government Agencies	39.9%

Corporate Bonds & Notes	23.7%

U.S. Treasury Obligations	14.3%

Short-Term Instruments	9.6%

Asset-Backed Securities	5.2%

Non-Agency Mortgage-Backed Securities	3.8%

Municipal Bonds & Notes	2.5%

Sovereign Issues	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Portfolio Inception (07/31/12)
PIMCO Moderate Duration Portfolio	4.59%	2.51%	1.76%
Bloomberg Barclays Intermediate Aggregate Bond Index	4.33%	2.31%	1.84%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly a combination of yield advantage and overweight exposure to the belly of the yield curve, contributed to performance, as rates fell.

»

Selection within investment grade corporate credit in addition to overweight exposure to the sector contributed to performance due to a yield advantage and spreads tightening in the middle and toward the end of the reporting period.

»	Selection within and overweight exposure to agency mortgage-backed securities detracted from performance, as spreads widened.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Mortgage and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Government Agencies	87.2%

Asset-Backed Securities	5.3%

Non-Agency Mortgage-Backed Securities	4.1%

U.S. Treasury Obligations	2.4%

Short-Term Instruments‡	0.9%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO Mortgage and Short-Term Investments Portfolio	6.96%	4.10%	5.12%	5.95%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.41%	1.65%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	4.42%	2.66%	3.12%	4.85%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Mortgage and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities and short-term investments, which may be represented by options, futures contracts, swap agreements or asset-backed securities. Assets not invested in mortgage-related securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities (“RMBS”) contributed to performance, as the asset class had positive returns.

»

Overweight exposure to agency mortgage-backed securities (“MBS”), specifically Government National Mortgage Association “GNMA,” contributed to performance, as GNMA MBS outperformed like-duration treasuries during the period.

»	Exposure to commercial mortgage-backed securities (“CMBS”) contributed to performance, as the asset class outperformed like-duration treasuries.

»	Exposure to collateralized loan obligations (“CLOs”) contributed to performance, as the asset class outperformed the benchmark.

»	Underweight exposure to 30-year rates and overweight exposure to short-term rates detracted from performance, as 30-year rates decreased and short-term rates increased.

ANNUAL REPORT	MARCH 31, 2019	13

PIMCO Municipal Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	16.0%

College & University Revenue	9.4%

Highway Revenue Tolls	8.7%

Water Revenue	7.2%

Ad Valorem Property Tax	6.9%

Port, Airport & Marina Revenue	6.4%

Income Tax Revenue	6.0%

Tobacco Settlement Funded	5.9%

Natural Gas Revenue	5.8%

Lease Revenue	5.3%

General Fund	2.5%

Miscellaneous Revenue	2.4%

Miscellaneous Taxes	2.1%

Hotel Occupancy Tax	2.0%

Lease (Appropriation)	1.5%

Sales Tax Revenue	1.1%

Lease (Abatement)	1.1%

Electric Power & Light Revenue	1.1%

Other	2.6%

Corporate Bonds & Notes	5.2%

Short-Term Instruments‡	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Portfolio Inception (08/21/00)
PIMCO Municipal Portfolio	5.60%	4.95%	6.67%	4.53%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.41%	1.53%♦
Bloomberg Barclays Long Municipal Bond Index	5.86%	5.32%	6.72%	5.63%♦

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Municipal Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts or swap agreements. Assets not invested in Municipal Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also invest in securities issued by entities whose underlying assets are Municipal Securities, including without limitation, residual interest bonds. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Duration positioning detracted from performance, as the portfolio was underweight compared to the benchmark and municipal yields dropped.

»	Select exposure to the pre-refunded segment contributed to performance.

»	Select exposure to the special tax sector contributed to performance.

»	Select exposure to the industrial revenue sector contributed to performance.

»	Underweight exposure to the revenue segment detracted from performance, as the segment outperformed the general municipal market.

»	Underweight exposure to the healthcare sector detracted from performance, as the sector outperformed the general municipal market.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Real Return Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	98.3%

Short-Term Instruments‡	1.3%

Non-Agency Mortgage-Backed Securities	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Portfolio Inception (04/28/00)
PIMCO Real Return Portfolio	4.44%	3.14%	4.60%	5.94%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.41%	1.60%♦
Bloomberg Barclays U.S. TIPS Index	2.70%	1.94%	3.41%	5.24%

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	The Portfolio’s construction, which is structurally overweight U.S. TIPS, contributed to relative performance, as U.S. TIPS posted positive returns.

»

An underweight to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as U.S. BEI spreads narrowed.

»	Exposure to residential mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»	Overweight exposure to U.S. nominal duration contributed to relative performance, as U.S. nominal yields moved lower.

»	Underweight exposure to U.S. real duration detracted from relative performance, as U.S. real yields moved lower.

ANNUAL REPORT	MARCH 31, 2019	15

PIMCO Short-Term Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

Asset-Backed Securities	37.4%

U.S. Government Agencies	21.8%

Non-Agency Mortgage-Backed Securities	20.8%

Short-Term Instruments‡	18.9%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Portfolio Inception (04/20/00)
PIMCO Short-Term Portfolio	3.76%	3.04%	6.49%	4.09%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.41%	1.60%♦
3 Month USD LIBOR Index	2.48%	1.05%	0.72%	2.03%

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Positions in non-agency mortgage-backed securities contributed to performance, as these securities generated positive total returns.

»	Overweight exposure to intermediate-term U.S. interest rates contributed to performance, as rates fell.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

Repurchase Agreements	59.1%

Corporate Bonds & Notes	20.5%

Commercial Paper	10.4%

Sovereign Issues	7.8%

Certificates of Deposit	1.5%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Portfolio Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	2.35%	1.02%	0.66%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.41%♦

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 05/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies contributed to performance relative to its benchmark, due to generating higher carry relative to its benchmark.

»	Exposure to investment grade corporate securities contributed to performance, as these securities generally posted positive excess returns.

ANNUAL REPORT	MARCH 31, 2019	17

PIMCO U.S. Government and Short-Term Investments Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	85.8%

U.S. Government Agencies	7.8%

Non-Agency Mortgage-Backed Securities	4.8%

Short-Term Instruments‡	1.2%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO U.S. Government and Short-Term Investments Portfolio	10.16%	3.66%	4.65%	7.24%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.41%	1.65%
Bloomberg Barclays Government Bond Index	4.20%	2.15%	2.44%	4.53%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO U.S. Government and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as mortgage-backed securities (“MBS” ) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly an overweight exposure to duration at the intermediate portion of the curve, contributed to performance, as those rates fell.

»	Security selection within non-agency mortgage-backed securities detracted from performance, as selected issues underperformed.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO International Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of 03/31/2019†§

Denmark	33.6%

United States‡	18.4%

Finland	4.4%

Austria	4.4%

Canada	1.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Portfolio Inception (12/13/89)
PIMCO International Portfolio	(14.89)%	(3.28)%	2.95%	6.24%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.41%	2.83%♦
JPMorgan GBI Global ex-US Index Hedged in USD	5.21%	4.62%	4.23%	6.03%♦

All Portfolio returns are net of fees and expenses.

♦ Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to core eurozone duration contributed to performance relative to the benchmark, as rates fell.

»

Underweight exposure to duration in periphery eurozone countries, specifically Spain and Italy, detracted from performance relative to the benchmark, as rates fell over the majority of the reporting period.

»	Underweight exposure to duration in Japan detracted from performance relative to the benchmark, as rates fell.

»	Underweight exposure to duration in the United Kingdom detracted from performance relative to the benchmark, as rates fell.

»	Underweight exposure to Australian duration detracted from performance relative to the benchmark, as rates fell.

»	Overweight exposure to the Swedish krona earlier in the reporting period detracted from performance relative to the benchmark, as the currency depreciated relative to the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2019	19

PIMCO Short Asset Portfolio

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	58.2%

Asset-Backed Securities	13.4%

Short-Term Instruments	11.2%

U.S. Government Agencies	9.6%

Sovereign Issues	4.1%

Non-Agency Mortgage-Backed Securities	3.4%

Municipal Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	Portfolio Inception (05/01/17)
PIMCO Short Asset Portfolio	2.56%	2.32%
FTSE 3-Month Treasury Bill Index	2.11%	1.63%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short Asset Portfolio seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies contributed to performance relative to its benchmark, due to generating higher carry relative to its benchmark.

»	Exposure to investment grade corporate securities contributed to performance, as these securities generally posted positive excess returns.

»	Holdings of U.S. dollar-denominated emerging market debt contributed to performance, as the sector generally posted positive excess return.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of 03/31/2019†§

Repurchase Agreements	38.2%

Corporate Bonds & Notes	22.7%

Japan Treasury Bills	14.1%

Sovereign Issues	7.4%

Commercial Paper	7.2%

U.S. Treasury Obligations	3.8%

U.S. Government Agencies	3.2%

Certificates of Deposit	2.3%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Portfolio Inception (03/12/12)
PIMCO Short-Term Floating NAV Portfolio III	2.47%	1.18%	0.95%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.53%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies contributed to performance relative to its benchmark, due to generating higher carry relative to its benchmark.

»	Exposure to investment grade corporate securities contributed to performance, as these securities generally posted positive excess returns.

ANNUAL REPORT	MARCH 31, 2019	21

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period^*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period^*	Net Annualized Expense Ratio^**
PIMCO ABS and Short-Term Investments Portfolio	$1,000.00	$1,018.90	$0.30	$1,000.00	$1,024.63	$0.30	0.06%
PIMCO EM Bond and Short-Term Investments Portfolio	1,000.00	1,076.50	0.88	1,000.00	1,024.08	0.86	0.17
PIMCO High Yield and Short-Term Investments Portfolio	1,000.00	1,028.60	0.86	1,000.00	1,024.08	0.86	0.17
PIMCO Investment Grade Credit Bond Portfolio	1,000.00	1,032.50	0.35	1,000.00	1,024.58	0.35	0.07
PIMCO Long Duration Credit Bond Portfolio	1,000.00	1,075.00	1.71	1,000.00	1,023.29	1.66	0.33
PIMCO Low Duration Portfolio	1,000.00	1,022.70	0.30	1,000.00	1,024.63	0.30	0.06
PIMCO Moderate Duration Portfolio	1,000.00	1,040.70	0.31	1,000.00	1,024.63	0.30	0.06
PIMCO Mortgage and Short-Term Investments Portfolio	1,000.00	1,066.80	1.24	1,000.00	1,023.73	1.21	0.24
PIMCO Municipal Portfolio	1,000.00	1,049.60	0.26	1,000.00	1,024.68	0.25	0.05
PIMCO Real Return Portfolio	1,000.00	1,046.60	6.89	1,000.00	1,018.20	6.79	1.35
PIMCO Short-Term Portfolio	1,000.00	1,018.50	0.35	1,000.00	1,024.58	0.35	0.07
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	1,012.80	0.25	1,000.00	1,024.68	0.25	0.05
PIMCO U.S. Government and Short-Term Investments Portfolio	1,000.00	1,137.30	5.70	1,000.00	1,019.60	5.39	1.07
PIMCO International Portfolio (Consolidated)	1,000.00	838.90	0.96	1,000.00	1,023.88	1.06	0.21
PIMCO Short Asset Portfolio (Consolidated)	1,000.00	1,011.10	0.00	1,000.00	1,024.93	0.00	0.00
PIMCO Short-Term Floating NAV Portfolio III (Consolidated)	1,000.00	1,013.30	0.00	1,000.00	1,024.93	0.00	0.00

^ A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays 1-3 Year Government/ Credit Index	The Bloomberg Barclays 1-3 Year Government/Credit Index is the 1-3 Yr component of the U.S. Government/Credit index. The Bloomberg Barclays Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays Asset-Backed Securities Index	Bloomberg Barclays Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included.

Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays Government Bond Index	Bloomberg Barclays Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more.

Bloomberg Barclays Intermediate Aggregate Bond Index	Bloomberg Barclays Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays Long Municipal Bond Index	Bloomberg Barclays Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus.

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML U.S. High Yield, BB-B Rated Index	ICE BofAML U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of ICE BofAML High Yield Cash Pay, BB-B rated. ICE BofAML High Yield Cash Pay, BB-B rated is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	23

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO ABS and Short-Term Investments Portfolio

03/31/2019	$12.70	$0.50	$(0.01)	$0.49	$(0.53)	$0.00	$0.00	$(0.53)

03/31/2018	12.50	0.43	0.21	0.64	(0.44)	0.00	0.00	(0.44)

03/31/2017	12.22	0.45	0.32	0.77	(0.49)	0.00	0.00	(0.49)

03/31/2016	12.35	0.37	(0.17)	0.20	(0.33)	0.00	0.00	(0.33)

03/31/2015	12.24	0.35	0.14	0.49	(0.38)	0.00	0.00	(0.38)

PIMCO EM Bond and Short-Term Investments Portfolio

03/31/2019	$10.38	$0.48	$(0.45)	$0.03	$(0.34)	$(0.32)	$0.00	$(0.66)

03/31/2018	9.88	0.40	0.17	0.57	(0.07)	0.00	0.00	(0.07)

03/31/2017	9.33	0.46	0.10	0.56	(0.01)	0.00	0.00	(0.01)

03/31/2016	9.78	0.48	0.10	0.58	(1.03)	0.00	0.00	(1.03)

03/31/2015	10.12	0.43	(0.21)	0.22	(0.56)	0.00	0.00	(0.56)

PIMCO High Yield and Short-Term Investments Portfolio

03/31/2019	$7.77	$0.52	$0.01	$0.53	$(0.54)	$0.00	$0.00	$(0.54)

03/31/2018	7.82	0.51	(0.01)	0.50	(0.55)	0.00	0.00	(0.55)

03/31/2017	6.99	0.67	0.78	1.45	(0.62)	0.00	0.00	(0.62)

03/31/2016	7.49	0.50	(0.38)	0.12	(0.62)	0.00	0.00	(0.62)

03/31/2015	7.72	0.72	(0.46)	0.26	(0.49)	0.00	0.00	(0.49)

PIMCO Investment Grade Credit Bond Portfolio

03/31/2019	$9.42	$0.35	$0.08	$0.43	$(0.31)	$(0.02)	$0.00	$(0.33)

03/31/2018	9.67	0.33	(0.02)	0.31	(0.39)	(0.17)	0.00	(0.56)

03/31/2017	9.51	0.40	0.22	0.62	(0.46)	0.00	0.00	(0.46)

03/31/2016	10.15	0.42	(0.40)	0.02	(0.45)	(0.21)	0.00	(0.66)

03/31/2015	10.68	0.40	(0.04)	0.36	(0.48)	(0.41)	0.00	(0.89)

PIMCO Long Duration Credit Bond Portfolio

03/31/2019	$11.61	$0.52	$0.17	$0.69	$(0.50)	$(0.08)	$0.00	$(0.58)

03/31/2018	11.56	0.57	0.26	0.83	(0.67)	(0.11)	0.00	(0.78)

03/31/2017	11.44	0.61	0.21	0.82	(0.59)	(0.11)	0.00	(0.70)

03/31/2016	12.65	0.64	(0.88)	(0.24)	(0.64)	(0.33)	0.00	(0.97)

03/31/2015	11.76	0.61	0.97	1.58	(0.59)	(0.10)	0.00	(0.69)

PIMCO Low Duration Portfolio

03/31/2019	$9.78	$0.24	$0.06	$0.30	$(0.20)	$0.00	$0.00	$(0.20)

03/31/2018	9.84	0.19	(0.10)	0.09	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.83	0.15	(0.02)	0.13	(0.12)	0.00	0.00	(0.12)

03/31/2016	9.88	0.12	(0.06)	0.06	(0.11)	0.00	0.00	(0.11)

03/31/2015	9.87	0.09	0.04	0.13	(0.12)	0.00	(0.00)	(0.12)

PIMCO Moderate Duration Portfolio

03/31/2019	$9.78	$0.27	$0.17	$0.44	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2018	9.88	0.21	(0.13)	0.08	(0.18)	0.00	0.00	(0.18)

03/31/2017	9.97	0.17	(0.06)	0.11	(0.16)	(0.04)	0.00	(0.20)

03/31/2016	9.93	0.17	0.05	0.22	(0.17)	(0.01)	0.00	(0.18)

03/31/2015	9.72	0.15	0.23	0.38	(0.17)	0.00	0.00	(0.17)

PIMCO Mortgage and Short-Term Investments Portfolio

03/31/2019	$10.54	$0.36	$0.36	$0.72	$(0.37)	$0.00	$0.00	$(0.37)

03/31/2018	10.78	0.33	(0.13)	0.20	(0.44)	0.00	0.00	(0.44)

03/31/2017	11.00	0.32	(0.20)	0.12	(0.34)	0.00	0.00	(0.34)

03/31/2016	11.00	0.28	0.17	0.45	(0.45)	0.00	0.00	(0.45)

03/31/2015	10.68	0.25	0.44	0.69	(0.37)	0.00	0.00	(0.37)

24	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$12.66	3.90%	$4,640,619	0.06%	0.06%	0.05%	0.05%	3.92%	157%

12.70	5.16	4,432,251	0.05	0.05	0.05	0.05	3.40	234

12.50	6.37	3,559,098	0.05	0.05	0.05	0.05	3.58	204

12.22	1.59	2,114,311	0.05	0.05	0.05	0.05	2.98	66

12.35	4.00	1,583,150	0.05	0.05	0.05	0.05	2.83	96

$9.75	0.49%	$458,684	0.17%	0.17%	0.12%	0.12%	4.93%	45%

10.38	5.86	656,406	0.13	0.13	0.12	0.12	4.00	32

9.88	6.04	685,703	0.13	0.13	0.12	0.12	4.71	41

9.33	6.71	763,986	0.13	0.13	0.12	0.12	5.05	37

9.78	2.21	738,703	0.12	0.12	0.12	0.12	4.16	45

$7.76	7.09%	$527,105	0.12%	0.12%	0.05%	0.05%	6.67%	21%

7.77	6.41	538,098	0.26	0.26	0.05	0.05	6.44	39

7.82	21.29	635,591	0.15	0.15	0.06	0.06	8.72	44

6.99	1.72	582,727	0.12	0.12	0.05	0.05	6.89	48

7.49	3.45	451,288	0.40	0.40	0.05	0.05	9.37	78

$9.52	4.71%	$2,642,701	0.06%	0.06%	0.05%	0.05%	3.73%	82%

9.42	3.23	1,982,065	0.06	0.06	0.05	0.05	3.42	142

9.67	6.61	1,773,544	0.16	0.16	0.05	0.05	4.11	134

9.51	0.29	2,045,450	0.11	0.11	0.05	0.05	4.29	102

10.15	3.48	2,388,181	0.05	0.05	0.05	0.05	3.74	63

$11.72	6.33%	$22,213,393	0.31%	0.31%	0.05%	0.05%	4.66%	80%

11.61	7.05	18,826,049	0.30	0.30	0.05	0.05	4.72	72

11.56	7.33	17,322,078	0.20	0.20	0.05	0.05	5.13	97

11.44	(1.35)	18,319,516	0.13	0.13	0.05	0.05	5.46	76

12.65	13.79	20,665,768	0.07	0.07	0.05	0.05	4.92	52

$9.88	3.15%	$928,672	0.06%	0.06%	0.05%	0.05%	2.50%	201%

9.78	0.92	584,046	0.09	0.09	0.05	0.05	1.89	278

9.84	1.35	381,430	0.05	0.05	0.05	0.05	1.49	312

9.83	0.62	142,590	0.05	0.05	0.05	0.05	1.23	65

9.88	1.33	356,484	0.05	0.05	0.05	0.05	0.87	333

$9.98	4.59%	$2,616,444	0.06%	0.06%	0.05%	0.05%	2.79%	461%

9.78	0.83	1,672,502	0.05	0.05	0.05	0.05	2.11	515

9.88	1.03	1,371,841	0.05	0.05	0.05	0.05	1.73	566

9.97	2.27	4,255,848	0.05	0.05	0.05	0.05	1.73	365

9.93	3.89	514,758	0.05	0.05	0.05	0.05	1.49	378

$10.89	6.96%	$2,644,811	0.17%	0.17%	0.05%	0.05%	3.40%	1,133%

10.54	1.80	1,957,803	0.09	0.09	0.05	0.05	3.01	1,179

10.78	1.06	2,087,307	0.07	0.07	0.05	0.05	2.91	1,472

11.00	4.26	1,782,526	0.07	0.07	0.05	0.05	2.57	1,356

11.00	6.54	2,643,384	0.05	0.05	0.05	0.05	2.26	1,742

ANNUAL REPORT	MARCH 31, 2019	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Municipal Portfolio

03/31/2019	$7.12	$0.31	$0.07	$0.38	$(0.45)	$(0.07)	$0.00	$(0.52)

03/31/2018	7.26	0.35	(0.18)	0.17	(0.31)	0.00	0.00	(0.31)

03/31/2017	7.59	0.37	(0.22)	0.15	(0.33)	(0.15)	0.00	(0.48)

03/31/2016	8.23	0.39	(0.05)	0.34	(0.64)	(0.34)	0.00	(0.98)

03/31/2015	8.08	0.39	0.43	0.82	(0.52)	(0.15)	0.00	(0.67)

PIMCO Real Return Portfolio

03/31/2019	$8.76	$0.16	$0.15	$0.31	$(0.69)	$(0.70)	$0.00	$(1.39)

03/31/2018	8.90	0.26	(0.07)	0.19	(0.33)	0.00	0.00	(0.33)

03/31/2017	9.11	0.37	(0.10)	0.27	(0.48)	0.00	0.00	(0.48)

03/31/2016	8.95	0.20	0.04	0.24	(0.08)	0.00	0.00	(0.08)

03/31/2015	9.03	0.11	0.19	0.30	(0.38)	0.00	0.00	(0.38)

PIMCO Short-Term Portfolio

03/31/2019	$9.47	$0.33	$0.02	$0.35	$(0.35)	$0.00	$0.00	$(0.35)

03/31/2018	9.48	0.23	0.14	0.37	(0.38)	0.00	0.00	(0.38)

03/31/2017	9.33	0.26	0.15	0.41	(0.26)	0.00	0.00	(0.26)

03/31/2016	9.54	0.22	(0.11)	0.11	(0.32)	0.00	0.00	(0.32)

03/31/2015	9.60	0.25	(0.06)	0.19	(0.25)	0.00	0.00	(0.25)

PIMCO Short-Term Floating NAV Portfolio II

03/31/2019	$10.01	$0.23	$0.00	$0.23	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2018	10.01	0.14	0.00	0.14	(0.14)	0.00	0.00	(0.14)

03/31/2017	10.01	0.08	0.00	0.08	(0.08)	(0.00)	0.00	(0.08)

03/31/2016	10.01	0.04	0.00	0.04	(0.04)	(0.00)	0.00	(0.04)

03/31/2015	10.01	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

PIMCO U.S. Government and Short-Term Investments Portfolio

03/31/2019	$8.73	$0.22	$0.64	$0.86	$(0.29)	$0.00	$0.00	$(0.29)

03/31/2018	8.78	0.21	(0.09)	0.12	(0.17)	0.00	0.00	(0.17)

03/31/2017	9.03	0.23	(0.27)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2016	9.67	0.29	(0.61)	(0.32)	(0.32)	0.00	0.00	(0.32)

03/31/2015	8.82	0.17	0.82	0.99	(0.14)	0.00	0.00	(0.14)

PIMCO International Portfolio (Consolidated)

03/31/2019	$7.58	$0.05	$(1.18)	$(1.13)	$(0.00)	$0.00	$(0.02)	$(0.02)

03/31/2018	7.68	0.04	(0.14)	(0.10)	0.00	0.00	0.00	0.00

03/31/2017	7.97	0.05	(0.34)	(0.29)	0.00	0.00	0.00	0.00

03/31/2016~	10.04	0.06	(1.02)	(0.96)	(1.11)	0.00	0.00	(1.11)

03/31/2015~	9.14	0.12	1.08	1.20	(0.30)	0.00	0.00	(0.30)

PIMCO Short Asset Portfolio (Consolidated)

03/31/2019	$10.00	$0.26	$0.00	$0.26	$(0.29)	$(0.02)	$0.00	$(0.31)

05/01/2017 - 03/31/2018	10.00	0.17	0.01	0.18	(0.18)	0.00	0.00	(0.18)

PIMCO Short-Term Floating NAV Portfolio III (Consolidated)

03/31/2019	$9.88	$0.21	$0.04	$0.25	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2018	9.89	0.11	0.03	0.14	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.88	0.07	0.04	0.11	(0.10)	0.00	0.00	(0.10)

03/31/2016	9.92	0.06	(0.01)	0.05	(0.09)	0.00	0.00	(0.09)

03/31/2015	9.99	0.06	(0.02)	0.04	(0.11)	0.00	0.00	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense and Dividends on Securities Sold Short	Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$6.98	5.60%	$143,810	0.05%	0.05%	0.05%	0.05%	4.52%	54%

7.12	2.39	139,710	0.05	0.05	0.05	0.05	4.87	25

7.26	2.09	144,501	0.05	0.05	0.05	0.05	4.94	0

7.59	4.48	152,110	0.05	0.05	0.05	0.05	4.85	22

8.23	10.41	164,087	0.06	0.06	0.05	0.05	4.66	2

$7.68	4.44%	$251,428	1.23%	1.23%	0.05%	0.05%	1.94%	10%

8.76	2.11	41,522	0.66	0.66	0.05	0.05	2.88	183

8.90	3.04	482,644	0.58	0.58	0.05	0.05	4.05	149

9.11	2.76	1,227,505	0.28	0.28	0.05	0.05	2.25	127

8.95	3.38	1,501,480	0.09	0.09	0.05	0.05	1.17	139

$9.47	3.76%	$603,396	0.07%	0.07%	0.05%	0.05%	3.46%	125%

9.47	3.94	535,420	0.05	0.05	0.05	0.05	2.43	209

9.48	4.40	658,442	0.05	0.05	0.05	0.05	2.69	121

9.33	1.15	674,143	0.05	0.05	0.05	0.05	2.29	7

9.54	2.01	1,194,737	0.05	0.05	0.05	0.05	2.59	52

$10.01	2.35%	$6,030,159	0.05%	0.05%	0.05%	0.05%	2.30%	69%

10.01	1.33	4,071,061	0.05	0.05	0.05	0.05	1.36	108

10.01	0.85	5,006,020	0.05	0.05	0.05	0.05	0.82	103

10.01	0.37	4,445,929	0.05	0.05	0.05	0.05	0.37	68

10.01	0.19	5,555,410	0.05	0.05	0.05	0.05	0.20	68

$9.30	10.16%	$1,427,336	0.50%	0.50%	0.05%	0.05%	2.57%	12%

8.73	1.36	2,533,954	0.05	0.05	0.05	0.05	2.36	50

8.78	(0.45)	2,152,196	0.19	0.19	0.05	0.05	2.57	33

9.03	(3.22)	2,007,530	0.25	0.25	0.05	0.05	3.19	95

9.67	11.29	2,203,702	0.06	0.06	0.05	0.05	1.82	104

$6.43	(14.89)%	$556,580	0.19%	0.19%	0.12%	0.12%	0.75%	0%

7.58	(1.30)	674,406	0.13	0.13	0.12	0.12	0.49	91

7.68	(3.64)	694,954	0.13	0.13	0.12	0.12	0.68	122

7.97	(7.70)	829,855	0.12	0.12	0.12	0.12	0.71	404

10.04	13.27	1,063,915	0.12	0.12	0.12	0.12	1.27	156

$9.95	2.56%	$13,733,909	0.00%	0.00%	0.00%	0.00%	2.63%	46%

10.00	1.88	15,673,962	0.00 *	0.00 *	0.00 *	0.00 *	1.81 *	29

$9.89	2.47%	$13,290,838	0.00%	0.00%	0.00%	0.00%	2.12%	197%

9.88	1.47	21,178,114	0.01	0.01	0.00	0.00	1.10	112

9.89	1.05	23,928,033	0.01	0.01	0.00	0.00	0.74	308

9.88	0.59	18,434,787	0.01	0.01	0.00	0.00	0.61	146

9.92	0.31	36,450,693	0.00	0.00	0.00	0.00	0.58	101

ANNUAL REPORT	MARCH 31, 2019	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio

Assets:

Investments, at value
Investments in securities*	$4,342,278	$228,723	$504,443	$2,746,154	$26,508,139	$1,019,945	$3,393,752
Investments in Affiliates	943,472	226,353	22,927	70,464	202,647	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	770	692	58	1,717	20,570	283	568
Over the counter	3,612	2,079	1,264	4,534	48,068	2	2
Cash	0	1	2,558	0	0	1	1
Deposits with counterparty	6,784	601	8,788	46,538	20,992	2,125	3,160
Foreign currency, at value	0	555	990	1	20,254	0	0
Receivable for investments sold	11,731	317	104	2,725	120,764	8,071	782
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	20,546	0	0
Receivable for TBA investments sold	757,382	0	0	229,072	850,886	66,910	395,665
Receivable for Portfolio shares sold	90	50	30	230	3,079	0	7,614
Interest and/or dividends receivable	7,485	4,105	8,130	24,721	278,489	5,181	12,614
Dividends receivable from Affiliates	2,316	550	66	122	121	0	0
Reimbursement receivable from PIMCO	2	0	1	1	11	1	1
Other assets	0	0	0	0	4	0	0
Total Assets	6,075,922	464,026	549,359	3,126,279	28,094,570	1,102,519	3,814,159

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$8,352	$0	$3,623,925	$0	$0
Payable for sale-buyback transactions	0	0	0	0	73,481	0	0
Payable for short sales	0	0	11,330	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	177	623	561	97	4,058	349	707
Over the counter	3,580	2,400	1,221	5,134	53,183	0	0
Payable for investments purchased	15,782	0	0	30,654	76,508	10,619	149,451
Payable for investments in Affiliates purchased	2,316	550	66	122	121	0	0
Payable for TBA investments purchased	1,399,837	0	0	437,909	1,844,770	155,109	1,038,486
Deposits from counterparty	7,386	1,362	397	2,926	44,334	811	8,943
Payable for Portfolio shares redeemed	6,024	360	300	1,880	151,118	6,910	0
Distributions payable	0	0	0	0	0	0	0
Overdraft due to custodian	0	0	0	4,737	8,659	0	0
Accrued investment advisory fees	79	8	9	45	372	16	41
Accrued supervisory and administrative fees	118	39	13	67	558	24	61
Other liabilities	4	0	5	7	90	9	26
Total Liabilities	1,435,303	5,342	22,254	483,578	5,881,177	173,847	1,197,715

Net Assets	$4,640,619	$458,684	$527,105	$2,642,701	$22,213,393	$928,672	$2,616,444

Net Assets Consist of:

Paid in capital	$4,512,787	$479,813	$531,580	$2,593,955	$20,989,754	$929,154	$2,602,905
Distributable earnings (accumulated loss)	127,832	(21,129)	(4,475)	48,746	1,223,639	(482)	13,539

Net Assets	$4,640,619	$458,684	$527,105	$2,642,701	$22,213,393	$928,672	$2,616,444

Shares Issued and Outstanding	366,700	47,047	67,921	277,613	1,894,682	93,959	262,108

Net Asset Value Per Share Outstanding:	$12.66	$9.75	$7.76	$9.52	$11.72	$9.88	$9.98

Cost of investments in securities	$4,254,610	$245,575	$500,317	$2,691,626	$25,491,933	$1,017,423	$3,376,984
Cost of investments in Affiliates	$942,922	$226,225	$23,315	$70,455	$202,652	$0	$0
Cost of foreign currency held	$0	$568	$993	$1	$17,303	$0	$0
Proceeds received on short sales	$0	$0	$11,235	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$(22,848)	$(3,242)	$8,915	$6,510	$104,694	$2,639	$11,740

* Includes repurchase agreements of:	$1,565	$1,339	$12,735	$3,487	$11,397	$30,775	$318,375

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio	PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$6,174,234	$140,345	$413,458	$565,068	$6,312,387	$2,145,225
154	625	167	126,128	0	24,611

939	0	1	169	0	2,774
4,415	0	611	678	0	0
568	1	0	0	1	0
9,282	0	81	681	5,817	1,976
0	0	10	0	1	0
20,923	3,291	5,669	2,740	0	1,120
0	0	0	0	0	0
2,315,745	0	0	133,542	0	26,672
310	10	10	0	387,500	44,430
11,520	1,680	726	1,101	10,649	13,768
27	14	4	278	0	28
1	0	0	0	2	1
0	0	0	0	0	1,155
8,538,118	145,966	420,737	830,385	6,716,357	2,261,760

$310,912	$0	$127,938	$0	$0	$797,326
70,527	0	1,397	0	0	0
169,349	0	0	0	0	20,613

207	0	7	77	0	7,903
2,350	0	3	42	0	0
44,229	2,036	32,793	9,255	685,911	0
27	14	4	278	0	28
5,071,297	0	0	216,702	0	6,225
46,478	0	475	610	0	971
177,810	100	6,690	0	0	1,300
0	0	0	0	16	0
0	0	0	0	0	0
48	2	1	10	106	23
71	4	1	15	160	34
2	0	0	0	5	1
5,893,307	2,156	169,309	226,989	686,198	834,424

$2,644,811	$143,810	$251,428	$603,396	$6,030,159	$1,427,336

$2,677,134	$130,616	$286,650	$669,967	$6,029,736	$1,555,023
(32,323)	13,194	(35,222)	(66,571)	423	(127,687)

$2,644,811	$143,810	$251,428	$603,396	$6,030,159	$1,427,336

242,914	20,615	32,736	63,719	602,467	153,495

$10.89	$6.98	$7.68	$9.47	$10.01	$9.30

$6,124,337	$132,186	$412,350	$562,863	$6,311,763	$2,142,714
$154	$624	$167	$126,065	$0	$24,610
$0	$0	$11	$0	$0	$0
$169,132	$0	$0	$0	$0	$20,452
$(1,264)	$0	$(999)	$(1,118)	$0	$19,917

$4,419	$517	$5,052	$4,261	$3,726,809	$1,633

ANNUAL REPORT	MARCH 31, 2019	29

Consolidated Statements of Assets and Liabilities

March 31, 2019

(Amounts in thousands†, except per share amounts)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:

Investments, at value
Investments in securities*	$774,138	$13,597,304	$14,587,803
Investments in Affiliates	130,550	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,025	6,214	0
Over the counter	19,157	2,398	8,137
Cash	1	60,176	0
Deposits with counterparty	57,528	41,262	23,089
Foreign currency, at value	64,130	851	4,666
Receivable for investments sold	155	12,565	0
Receivable for TBA investments sold	0	184,004	504,781
Receivable for Portfolio shares sold	60	300,000	0
Interest and/or dividends receivable	5,019	69,761	32,697
Dividends receivable from Affiliates	171	0	0
Reimbursement receivable from PIMCO	1	0	1
Other assets	0	0	1
Total Assets	1,058,935	14,274,535	15,161,175

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$0	$182,454	$500,791
Financial Derivative Instruments
Exchange-traded or centrally cleared	8,852	1,448	0
Over the counter	10,645	825	12,987
Payable for investments purchased	468,372	349,218	1,335,242
Payable for investments in Affiliates purchased	171	0	0
Payable for TBA investments purchased	0	4,039	11,081
Deposits from counterparty	13,748	2,642	10,236
Payable for Portfolio shares redeemed	510	0	0
Accrued investment advisory fees	9	0	0
Accrued supervisory and administrative fees	47	0	0
Other liabilities	1	0	0
Total Liabilities	502,355	540,626	1,870,337

Net Assets	$556,580	$13,733,909	$13,290,838

Net Assets Consist of:

Paid in capital	$689,949	$13,829,235	$13,294,552
Distributable earnings (accumulated loss)	(133,369)	(95,326)	(3,714)

Net Assets	$556,580	$13,733,909	$13,290,838

Shares Issued and Outstanding	86,498	1,380,449	1,344,032

Net Asset Value Per Share Outstanding:	$6.43	$9.95	$9.89

Cost of investments in securities	$782,667	$13,610,153	$14,570,024
Cost of investments in Affiliates	$130,536	$0	$0
Cost of foreign currency held	$64,207	$863	$4,690
Proceeds received on short sales	$0	$179,976	$493,818
Cost or premiums of financial derivative instruments, net	$(332)	$10,418	$0

* Includes repurchase agreements of:	$176,731	$882,080	$5,572,974

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio

Investment Income:

Interest	$158,863	$23,581	$35,488	$81,448
Dividends	0	0	423	1,175
Dividends from Investments in Affiliates	20,340	5,630	965	1,556
Total Income	179,203	29,211	36,876	84,179

Expenses:

Investment advisory fees	900	115	108	443
Supervisory and administrative fees	1,351	573	163	665
Trustee fees	25	3	3	12
Interest expense	306	287	387	332
Miscellaneous expense	25	3	3	11
Total Expenses	2,607	981	664	1,463
Waiver and/or Reimbursement by PIMCO	(25)	(3)	(3)	(12)
Net Expenses	2,582	978	661	1,451

Net Investment Income (Loss)	176,621	28,233	36,215	82,728

Net Realized Gain (Loss):

Investments in securities	6,160	(47,229)	2,690	(4,004)
Investments in Affiliates	(24)	(73)	48	134
Exchange-traded or centrally cleared financial derivative instruments	1,321	11,162	(2,154)	9,073
Over the counter financial derivative instruments	6,642	22,997	3,781	(1,691)
Short sales	0	0	39	0
Foreign currency	0	2,890	(526)	24

Net Realized Gain (Loss)	14,099	(10,253)	3,878	3,536

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(15,367)	(13,189)	(7,416)	47,447
Investments in Affiliates	562	129	(1)	(40)
Exchange-traded or centrally cleared financial derivative instruments	(6,254)	(6,864)	3,558	(17,613)
Over the counter financial derivative instruments	3,110	(576)	938	742
Short sales	0	0	32	0
Foreign currency assets and liabilities	(800)	(110)	107	(23)

Net Change in Unrealized Appreciation (Depreciation)	(18,749)	(20,610)	(2,782)	30,513

Net Increase (Decrease) in Net Assets Resulting from Operations	$171,971	$(2,630)	$37,311	$116,777

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2019	31

Statements of Operations (Cont.)

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio

Investment Income:

Interest, net of foreign taxes*	$983,059	$19,714	$55,483	$87,970	$6,164
Dividends	5,489	0	0	0	0
Dividends from Investments in Affiliates	8,308	0	0	2,710	262
Total Income	996,856	19,714	55,483	90,680	6,426

Expenses:

Investment advisory fees	4,014	154	388	507	28
Supervisory and administrative fees	6,021	231	582	761	42
Trustee fees	119	4	10	13	1
Interest expense	51,455	66	262	3,085	0
Miscellaneous expense	99	4	10	14	1
Total Expenses	61,708	459	1,252	4,380	72
Waiver and/or Reimbursement by PIMCO	(119)	(4)	(10)	(13)	(1)
Net Expenses	61,589	455	1,242	4,367	71

Net Investment Income (Loss)	935,267	19,259	54,241	86,313	6,355

Net Realized Gain (Loss):

Investments in securities	(48,751)	1,118	8,603	34,008	3,344
Investments in Affiliates	365	0	0	35	5
Exchange-traded or centrally cleared financial derivative instruments	95,266	429	6,861	7,728	0
Over the counter financial derivative instruments	44,039	2	3	9,212	0
Short sales	13	0	39	28	0
Foreign currency	(8,525)	(1)	0	(3)	0

Net Realized Gain (Loss)	82,407	1,548	15,506	51,008	3,349

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	300,678	5,970	30,036	61,951	(1,988)
Investments in Affiliates	(28)	0	0	(2)	0
Exchange-traded or centrally cleared financial derivative instruments	15,785	(1,017)	(5,008)	(12,242)	0
Over the counter financial derivative instruments	36,608	0	(2)	(4,255)	0
Short sales	0	0	0	0	0
Foreign currency assets and liabilities	(1,509)	0	2	(7)	0

Net Change in Unrealized Appreciation (Depreciation)	351,534	4,953	25,028	45,445	(1,988)

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,369,208	$25,760	$94,775	$182,766	$7,716

* Foreign tax withholdings	$71	$0	$7	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$1,349	$16,925	$123,835	$52,709
0	0	0	0
16	2,758	0	3,326
1,365	19,683	123,835	56,035

8	112	1,058	365
13	167	1,587	548
0	3	29	11
509	87	20	8,181
0	6	27	13
530	375	2,721	9,118
(0)	(3)	(29)	(11)
530	372	2,692	9,107

835	19,311	121,143	46,928

(56)	1,166	61	(7,469)
1	1	0	81
108	1,273	0	24,517
338	605	0	(1)
0	0	0	21
59	(1)	0	0

450	3,044	61	17,149

1,236	(247)	2,218	58,179
0	67	0	80
(35)	(2,014)	0	(4,832)
(44)	383	0	0
0	0	0	0
(60)	1	0	11

1,097	(1,810)	2,218	53,438

$2,382	$20,545	$123,422	$117,515

$0	$0	$0	$0

ANNUAL REPORT	MARCH 31, 2019	33

Consolidated Statements of Operations

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Investment Income:

Interest	$4,243	$421,434	$366,564
Dividends from Investments in Affiliates	1,919	0	0
Total Income	6,162	421,434	366,564

Expenses:

Investment advisory fees	131	0	0
Supervisory and administrative fees	656	0	0
Trustee fees	4	0	0
Interest expense	477	37	42
Miscellaneous expense	6	0	2
Total Expenses	1,274	37	44
Waiver and/or Reimbursement by PIMCO	(4)	0	0
Net Expenses	1,270	37	44

Net Investment Income (Loss)	4,892	421,397	366,520

Net Realized Gain (Loss):

Investments in securities	(15,857)	(79,443)	(43,739)
Investments in Affiliates	14	0	0
Exchange-traded or centrally cleared financial derivative instruments	(75,276)	(13,898)	0
Over the counter financial derivative instruments	16,188	89,969	76,297
Short sales	0	1,248	0
Foreign currency	(4,331)	5,865	13,086

Net Realized Gain (Loss)	(79,262)	3,741	45,644

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(12,882)	(27,758)	(145,562)
Investments in Affiliates	14	0	0
Exchange-traded or centrally cleared financial derivative instruments	(24,954)	(25,514)	0
Over the counter financial derivative instruments	14,480	32,685	148,094
Short sales	0	(47)	0
Foreign currency assets and liabilities	(949)	(12)	(328)

Net Change in Unrealized Appreciation (Depreciation)	(24,291)	(20,646)	2,204

Net Increase (Decrease) in Net Assets Resulting from Operations	$(98,661)	$404,492	$414,368

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO ABS and Short-Term Investments Portfolio		PIMCO EM Bond and Short-Term Investments Portfolio		PIMCO High Yield and Short-Term Investments Portfolio		PIMCO Investment Grade Credit Bond Portfolio

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$176,621	$134,179	$28,233	$25,444	$36,215	$37,081	$82,728	$54,828
Net realized gain (loss)	14,099	(996)	(10,253)	(883)	3,878	18,126	3,536	40,864
Net change in unrealized appreciation (depreciation)	(18,749)	61,884	(20,610)	12,662	(2,782)	(17,967)	30,513	(45,719)

Net Increase (Decrease) in Net Assets Resulting from Operations	171,971	195,067	(2,630)	37,223	37,311	37,240	116,777	49,973

Distributions to Shareholders:

From net investment income and/or net realized capital gains*	(182,507)	(137,406)	(33,376)	(4,904)	(37,502)	(38,068)	(85,638)	(89,761)

Total Distributions(a)	(182,507)	(137,406)	(33,376)	(4,904)	(37,502)	(38,068)	(85,638)	(89,761)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	218,904	815,492	(161,716)	(61,616)	(10,802)	(96,665)	629,497	248,309

Total Increase (Decrease) in Net Assets	208,368	873,153	(197,722)	(29,297)	(10,993)	(97,493)	660,636	208,521

Net Assets:

Beginning of year	4,432,251	3,559,098	656,406	685,703	538,098	635,591	1,982,065	1,773,544
End of year	$4,640,619	$4,432,251	$458,684	$656,406	$527,105	$538,098	$2,642,701	$1,982,065

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	35

Statements of Changes in Net Assets (Cont.)

	PIMCO Long Duration Credit Bond Portfolio		PIMCO Low Duration Portfolio		PIMCO Moderate Duration Portfolio

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$935,267	$868,117	$19,259	$8,343	$54,241	$31,432
Net realized gain (loss)	82,407	341,589	1,548	(660)	15,506	(10,703)
Net change in unrealized appreciation (depreciation)	351,534	(19,894)	4,953	(4,564)	25,028	(12,560)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,369,208	1,189,812	25,760	3,119	94,775	8,169

Distributions to Shareholders:

From net investment income and/or net realized capital gains*	(1,055,862)	(1,187,819)	(17,001)	(7,401)	(50,504)	(29,001)

Total Distributions(a)	(1,055,862)	(1,187,819)	(17,001)	(7,401)	(50,504)	(29,001)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	3,073,998	1,501,978	335,867	206,898	899,671	321,493

Total Increase (Decrease) in Net Assets	3,387,344	1,503,971	344,626	202,616	943,942	300,661

Net Assets:

Beginning of year	18,826,049	17,322,078	584,046	381,430	1,672,502	1,371,841
End of year	$22,213,393	$18,826,049	$928,672	$584,046	$2,616,444	$1,672,502

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Mortgage and Short-Term Investments Portfolio		PIMCO Municipal Portfolio		PIMCO Real Return Portfolio		PIMCO Short-Term Portfolio

Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

$86,313	$59,659	$6,355	$6,727	$835	$6,089	$19,311	$13,521
51,008	(2,875)	3,349	1,994	450	13,794	3,044	979
45,445	(19,586)	(1,988)	(5,560)	1,097	(11,582)	(1,810)	7,422

182,766	37,198	7,716	3,161	2,382	8,301	20,545	21,922

(91,503)	(76,001)	(10,400)	(5,900)	(6,980)	(3,700)	(20,801)	(20,901)

(91,503)	(76,001)	(10,400)	(5,900)	(6,980)	(3,700)	(20,801)	(20,901)

595,745	(90,701)	6,784	(2,052)	214,504	(445,723)	68,232	(124,043)

687,008	(129,504)	4,100	(4,791)	209,906	(441,122)	67,976	(123,022)

1,957,803	2,087,307	139,710	144,501	41,522	482,644	535,420	658,442
$2,644,811	$1,957,803	$143,810	$139,710	$251,428	$41,522	$603,396	$535,420

ANNUAL REPORT	MARCH 31, 2019	37

Statements of Changes in Net Assets (Cont.)

	PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government and Short-Term Investments Portfolio

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$121,143	$69,260	$46,928	$55,739
Net realized gain (loss)	61	(90)	17,149	(11,163)
Net change in unrealized appreciation (depreciation)	2,218	(2,217)	53,438	(43,557)

Net Increase (Decrease) in Net Assets Resulting from Operations	123,422	66,953	117,515	1,019

Distributions to Shareholders:

From net investment income and/or net realized capital gains*	(121,637)	(69,360)	(49,204)	(47,450)

Total Distributions(a)	(121,637)	(69,360)	(49,204)	(47,450)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	1,957,313	(932,552)	(1,174,929)	428,189

Total Increase (Decrease) in Net Assets	1,959,098	(934,959)	(1,106,618)	381,758

Net Assets:

Beginning of year	4,071,061	5,006,020	2,533,954	2,152,196
End of year	$6,030,159	$4,071,061	$1,427,336	$2,533,954

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short Asset Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Inception date through March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,892	$3,270	$421,397	$119,479	$366,520	$262,044
Net realized gain (loss)	(79,262)	(8,051)	3,741	33,329	45,644	96,090
Net change in unrealized appreciation (depreciation)	(24,291)	(1,904)	(20,646)	(23,283)	2,204	(11,267)

Net Increase (Decrease) in Net Assets Resulting from Operations	(98,661)	(6,685)	404,492	129,525	414,368	346,867

Distributions to Shareholders:

From net investment income and/or net realized capital gains*	(0)	0	(485,396)	(143,947)	(403,585)	(355,372)
Tax basis return of capital	(2,001)	0	0	0	0	0

Total Distributions(a)	(2,001)	0	(485,396)	(143,947)	(403,585)	(355,372)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions**	(17,164)	(13,863)	(1,859,149)	15,688,384	(7,898,059)	(2,741,414)

Total Increase (Decrease) in Net Assets	(117,826)	(20,548)	(1,940,053)	15,673,962	(7,887,276)	(2,749,919)

Net Assets:

Beginning of year	674,406	694,954	15,673,962	0	21,178,114	23,928,033
End of year	$556,580	$674,406	$13,733,909	$15,673,962	$13,290,838	$21,178,114

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	39

Statements of Cash Flows

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO Real Return Portfolio	PIMCO U.S. Government and Short-Term Investments Portfolio

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$2,382	$117,515

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(356,272)	(397,246)
Proceeds from sales of long-term securities	10,176	258,456
(Purchases) Proceeds from sales of short-term portfolio investments, net	(2,041)	535,805
(Increase) decrease in deposits with counterparty	21	770
(Increase) decrease in receivable for investments sold	(5,251)	15,617
(Increase) decrease in interest and/or dividends receivable	(411)	658
(Increase) decrease in dividends receivable from Affiliates	(1)	864
(Increase) decrease in reimbursement receivable from PIMCO	0	1
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	84	27,248
Proceeds from (Payments on) over the counter financial derivative instruments	334	(1)
(Increase) decrease in other assets	0	(1,155)
Increase (decrease) in payable for investments purchased	32,794	(15,176)
Increase (decrease) in deposits from counterparty	4	971
Increase (decrease) in accrued investment advisory fees	0	(21)
Increase (decrease) in accrued supervisory and administrative fees	0	(32)
Proceeds from (Payments on) short sales transactions, net	0	(28)
Proceeds from (Payments on) foreign currency transactions	(1)	11
Increase (decrease) in other liabilities	0	1
Net Realized (Gain) Loss
Investments in securities	56	7,469
Investments in Affiliates	(1)	(81)
Exchange-traded or centrally cleared financial derivative instruments	(108)	(24,517)
Over the counter financial derivative instruments	(338)	1
Short sales	0	(21)
Foreign currency	(59)	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,236)	(58,179)
Investments in Affiliates	0	(80)
Exchange-traded or centrally cleared financial derivative instruments	35	4,832
Over the counter financial derivative instruments	44	0
Foreign currency assets and liabilities	60	(11)
Net amortization (accretion) on investments	514	(1,434)

Net Cash Provided by (Used for) Operating Activities	(319,215)	472,237

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	217,490	149,210
Payments on shares redeemed	(3,221)	(1,417,981)
Cash distributions paid*	(85)	(792)
Proceeds from reverse repurchase agreements	265,972	6,016,938
Payments on reverse repurchase agreements	(162,339)	(5,219,612)
Proceeds from sale-buyback transactions	116,633	1,318,012
Payments on sale-buyback transactions	(115,236)	(1,318,012)

Net Cash Received from (Used for) Financing Activities	319,214	(472,237)

Net Increase (Decrease) in Cash and Foreign Currency	(1)	0

Cash and Foreign Currency:

Beginning of year	11	0
End of year	$10	$0

* Reinvestment of distributions	$6,895	$48,412

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$486	$5,121

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.6%

CORPORATE BONDS & NOTES 0.8%

BANKING & FINANCE 0.6%

Ambac Assurance Corp.
5.100% due 06/07/2020	$43	$61

Ambac LSNI LLC
7.592% due 02/12/2023 •	187	188

Preferred Term Securities Ltd.
2.961% (US0003M + 0.350%) due 03/22/2038 ~	28,901	26,589
3.682% (US0003M + 0.860%) due 07/03/2033 ~	1,968	1,869

		28,707

INDUSTRIALS 0.2%

CVS Pass-Through Trust
5.880% due 01/10/2028	1,116	1,204

Times Square Hotel Trust
8.528% due 08/01/2026	4,260	4,944

UAL Pass-Through Trust
6.636% due 01/02/2024	883	931

		7,079

Total Corporate Bonds & Notes (Cost $34,908)		35,786

MUNICIPAL BONDS & NOTES 0.1%

TEXAS 0.0%

North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
3.897% (US0003M + 1.100%) due 04/01/2040 ~	466	474

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,230	3,230

Total Municipal Bonds & Notes (Cost $3,516)		3,704

U.S. GOVERNMENT AGENCIES 19.9%

Fannie Mae
2.210% due 12/25/2021 •	1	1
2.500% due 02/01/2023	328	326
2.550% due 07/25/2037 •	1,835	1,805
2.616% due 03/25/2036 •	30	30
2.660% due 05/01/2025 •	3	3
2.726% due 08/25/2031 - 05/25/2032 •	120	117
2.882% due 09/17/2027 •	2	2
2.936% due 06/25/2021 - 02/25/2033 •	75	74
2.986% due 01/25/2020 - 03/25/2022 •	6	5
3.000% due 12/01/2026 - 11/01/2048	4,955	5,020
3.036% due 12/25/2021 •	2	1
3.082% due 11/18/2031 •	2	2
3.136% due 11/25/2031 •	38	39
3.186% due 04/25/2022 •	1	1
3.236% due 05/25/2022 •	4	4
3.336% due 10/25/2020 •	1	1
3.386% due 08/25/2023 •	6	6
3.486% due 12/25/2023 - 04/25/2032 •	14	13
3.500% due 03/01/2040 - 03/01/2048	117,804	119,754
3.532% due 03/01/2044 - 10/01/2044 •	60	62
3.636% due 10/25/2022 - 09/25/2023 •	6	6
3.690% due 03/01/2035 •	11	11
3.732% due 11/01/2030 - 10/01/2040 •	37	37

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.891% due 05/01/2036 •	$10	$10
3.899% due 02/01/2033 •	121	124
3.956% due 05/01/2034 •	24	25
3.962% due 05/01/2036 •	6	6
4.000% due 12/25/2023 - 04/01/2032 •	30	31
4.000% due 11/25/2033 - 10/01/2048	71,322	73,578
4.037% due 04/01/2033 •	10	10
4.093% due 06/01/2033 •	10	10
4.109% due 03/01/2035 •	14	14
4.180% due 04/01/2036 •	4	4
4.219% due 11/01/2034 •	2	2
4.235% due 11/01/2035 •	2	2
4.242% due 09/01/2033 •	26	27
4.250% due 10/01/2027 •	1	1
4.255% due 03/01/2030 •	8	8
4.285% due 11/01/2034 •	13	14
4.324% due 12/01/2033 •	1	1
4.325% due 08/01/2033 •	11	12
4.340% due 05/01/2031 - 05/01/2033 •	25	25
4.345% due 10/01/2031 •	5	5
4.355% due 06/01/2033 •	10	10
4.358% due 07/01/2035 •	14	15
4.388% due 10/01/2034 •	4	4
4.403% due 07/01/2033 •	8	8
4.410% due 09/01/2033 •	5	6
4.417% due 03/01/2033 •	1	1
4.434% due 02/01/2035 •	6	6
4.436% due 01/01/2035 •	6	7
4.459% due 03/01/2032 •	23	24
4.468% due 03/01/2035 •	8	8
4.500% due 09/01/2033 •	8	8
4.502% due 10/01/2032 •	11	12
4.523% due 07/01/2033 •	7	7
4.537% due 11/01/2032 •	29	30
4.603% due 04/01/2034 •	2	2
4.620% due 09/01/2030 •	18	18
4.621% due 09/01/2033 •	7	8
4.625% due 09/01/2032 •	15	16
4.634% due 12/01/2035 •	12	13
4.708% due 02/01/2035 •	7	8
4.715% due 12/01/2036 •	14	15
4.730% due 08/01/2035 •	16	17
4.742% due 12/01/2036 •	14	14
4.775% due 01/01/2033 •	18	18
4.815% due 04/01/2036 •	15	16
4.821% due 01/01/2037 •	6	6
4.841% due 06/01/2033 •	72	75
4.875% due 03/01/2029 •	5	5
5.000% due 06/25/2023 - 11/25/2032	438	507
5.500% due 09/25/2035	1,614	2,038
6.500% due 06/25/2028	24	26
7.000% due 07/25/2042	5	6
7.500% due 08/25/2021 - 07/25/2022	11	12
8.500% due 09/01/2021 - 04/01/2032	65	70
13.115% due 08/25/2021 •	2	2

Fannie Mae, TBA
2.500% due 04/01/2034 - 05/01/2034	20,000	19,878
3.000% due 04/01/2034 - 06/01/2040	48,000	48,205
3.500% due 05/01/2049	243,500	246,715
4.000% due 04/01/2049 - 05/01/2049	323,105	332,145

Freddie Mac
0.482% due 01/25/2034 ~(a)	86,595	4,609
0.706% due 12/25/2022 ~(a)	89,597	1,295
2.530% due 10/15/2022 •	3	3
2.616% due 08/25/2031 •	66	66
2.666% due 10/25/2029 •	1	1
2.734% due 10/15/2032 •	7	7
2.834% due 12/15/2029 •	10	10
2.934% due 12/15/2031 •	3	3
3.000% due 09/01/2046 - 09/01/2048	57,092	56,892

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.034% due 04/15/2022 - 08/15/2031 •	$11	$11
3.184% due 06/15/2022 •	1	1
3.270% due 09/25/2023 ~	146	147
3.364% due 02/25/2045 •	16	16
3.434% due 02/15/2021 •	1	1
3.560% due 05/15/2023 •	9	9
3.584% due 05/15/2023 •	3	3
3.597% due 10/25/2044 •	2,509	2,537
3.797% due 07/25/2044 •	565	568
4.000% due 10/15/2033	44	46
4.083% due 04/01/2032 •	76	77
4.085% due 09/01/2035 •	8	8
4.098% due 04/01/2033 •	2	2
4.105% due 04/01/2034 •	13	14
4.276% due 11/01/2027 •	34	34
4.335% due 05/01/2026 •	8	8
4.347% due 04/01/2035 •	140	142
4.514% due 09/01/2033 •	30	31
4.516% due 10/01/2034 •	16	17
4.521% due 07/01/2037 •	7	7
4.525% due 09/01/2028 •	4	4
4.537% due 08/01/2023 •	5	6
4.542% due 10/01/2033 - 01/01/2035 •	9	9
4.590% due 09/01/2035 •	8	9
4.684% due 01/01/2035 •	8	8
4.707% due 11/01/2034 •	22	23
4.713% due 03/01/2028 •	4	4
4.736% due 03/01/2032 •	35	36
4.737% due 01/01/2035 •	6	7
4.740% due 11/01/2023 •	1	1
4.747% due 11/01/2034 •	24	25
4.750% due 02/01/2035 •	4	4
4.751% due 12/01/2033 •	38	39
4.796% due 02/01/2035 •	12	12
4.812% due 02/01/2035 •	17	18
4.851% due 02/01/2026 •	1	1
4.946% due 03/01/2034 •	19	20
4.954% due 03/01/2030 •	7	7
4.982% due 02/01/2035 •	23	24
5.000% due 02/15/2036	263	286
5.145% due 02/01/2036 •	10	10
5.500% due 05/15/2036	20	22
5.820% due 08/01/2031 •	29	31
6.500% due 03/15/2021 - 07/25/2043	433	500
7.000% due 06/15/2029	10	11
7.500% due 02/15/2023 - 01/15/2031	7	9
8.000% due 03/15/2023	9	10

Ginnie Mae
2.888% due 02/20/2029 •	1	1
2.959% due 02/20/2061 •	396	395
3.259% due 09/20/2063 •	3,602	3,624
3.375% (H15T1Y + 1.500%) due 01/20/2023 ~	2	2
3.375% due 01/20/2027 - 02/20/2030 •	44	45
3.625% (H15T1Y + 1.500%) due 04/20/2021 - 06/20/2021 ~	6	6
3.625% due 05/20/2030 - 05/20/2032 •	56	58
3.750% due 07/20/2029 - 09/20/2033 •	93	96
3.875% due 01/20/2034 •	11	12
4.125% (H15T1Y + 1.500%) due 10/20/2026 ~	16	16
4.125% due 12/20/2027 - 10/20/2033 •	29	30

Total U.S. Government Agencies (Cost $917,227)		923,196

U.S. TREASURY OBLIGATIONS 0.8%

U.S. Treasury Notes
2.125% due 08/15/2021 (e)(g)	38,000	37,888

Total U.S. Treasury Obligations (Cost $38,854)		37,888

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 25.3%

Adjustable Rate Mortgage Trust
3.026% due 11/25/2035 •	$736	$731
3.046% due 11/25/2035 •	1,199	1,182
4.542% due 04/25/2035 ~	141	142

American Home Mortgage Assets Trust
6.250% due 11/25/2046 Ø	19,217	17,053

American Home Mortgage Investment Trust
4.704% due 06/25/2045 •	2,698	2,698

Ashford Hospitality Trust
3.784% due 05/15/2035 •	3,100	3,102
4.084% due 05/15/2035 •	2,300	2,300
5.234% due 05/15/2035 •	3,200	3,207

BAMLL Commercial Mortgage Securities Trust
1.346% due 09/15/2020 ~(a)(b)	51,300	986
3.700% due 03/15/2034 •(b)	900	900

Banc of America Alternative Loan Trust
6.000% due 04/25/2037	3,132	2,882

Banc of America Funding Trust
2.618% due 10/26/2036 ~	50,232	44,974
2.678% due 10/20/2036 •	5,634	5,028
4.285% due 10/20/2046 ^~	583	500
4.660% due 01/20/2047 ^~	14	14
4.777% due 09/20/2046 ^~	1,868	1,793

Banc of America Mortgage Trust
4.159% due 05/25/2033 ~	86	86
4.308% due 06/25/2035 ~	596	579
4.390% due 06/25/2034 ~	321	322
4.447% due 10/25/2035 ^~	559	558
4.646% due 11/25/2033 ~	22	22
4.774% due 12/25/2033 ~	84	84

Bancorp Commercial Mortgage Trust
3.334% due 08/15/2032 •	9,731	9,718
3.684% due 08/15/2032 •	11,000	10,942
4.084% due 08/15/2032 •	7,300	7,288

Barclays Commercial Mortgage Securities Trust
1.194% due 02/15/2033 ~(a)	82,400	862
3.184% due 02/15/2033 •	31,489	31,182
3.534% due 02/15/2033 •	11,200	11,147
3.734% due 02/15/2033 •	8,200	8,162
4.534% due 02/15/2033 •	5,550	5,543
5.584% due 02/15/2033 •	35,400	35,480

Barclays UBS Trust
2.892% due 06/05/2030	27,000	26,867

BCAP LLC Trust
4.880% due 06/26/2035 ~	817	816

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	38	37
3.446% due 05/25/2034 ~	58	53
3.946% due 02/25/2035 ~	837	808
4.231% due 07/25/2034 ~	1	0
4.265% due 05/25/2047 ^~	611	571
4.440% due 02/25/2033 ~	4	3
4.444% due 08/25/2035 ~	1,703	1,692
4.469% due 11/25/2034 ~	319	315
4.544% due 02/25/2036 ^~	174	173
4.665% due 04/25/2034 ~	84	84
4.750% due 10/25/2034 ~	76	74
4.842% due 05/25/2033 ~	181	169
4.886% due 01/25/2034 ~	52	54

Bear Stearns ALT-A Trust
3.933% due 08/25/2036 ^~	1,442	957
3.951% due 08/25/2036 ^~	1,423	1,266
4.099% due 02/25/2036 ^~	4,070	3,556
4.188% due 07/25/2035 ~	17,338	16,044
4.198% due 12/25/2033 ~	378	384
4.249% due 01/25/2036 ^~	530	534
4.332% due 04/25/2035 ~	75	75
4.390% due 11/25/2035 ^~	1,567	1,278

Bear Stearns Mortgage Securities, Inc.
4.388% due 06/25/2030 ~	9	9

Bear Stearns Structured Products, Inc. Trust
3.745% due 12/26/2046 ^~	5,146	4,713
4.335% due 01/26/2036 ^~	967	875

BellaVista Mortgage Trust
2.732% due 05/20/2045 •	3,568	2,956
3.226% due 02/25/2035 •	5,076	4,153

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BX Trust
3.404% due 07/15/2034 •	$8,610	$8,600

BXP Trust
3.379% due 06/13/2039	18,200	18,542

Chase Mortgage Finance Trust
4.186% due 12/25/2035 ^~	1,488	1,437

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.976% due 01/25/2035 ~	531	514

Citigroup Commercial Mortgage Trust
3.098% due 04/10/2049	21,462	21,588
3.314% due 12/15/2036 •	9,200	9,148
3.634% due 12/15/2036 •	1,800	1,793

Citigroup Global Markets Mortgage Securities, Inc.
2.986% due 05/25/2032 •	37	37
4.740% due 09/25/2033 ~	2	2
8.500% due 05/25/2032	138	140

Citigroup Mortgage Loan Trust
3.286% due 08/25/2035 ^•	238	223
4.455% due 08/25/2035 ~	362	364
4.490% due 05/25/2035 •	22	22
4.820% due 10/25/2035 •	30	31
4.990% due 11/25/2035 •	1,318	1,322

Citigroup Mortgage Loan Trust, Inc.
2.816% due 12/25/2034 •	249	240
3.890% due 09/25/2035 •	1,423	1,400

Community Program Loan Trust
4.500% due 04/01/2029	77	76

Core Industrial Trust
3.040% due 02/10/2034	9,961	10,035
3.292% due 02/10/2037	4,907	4,987

Countrywide Alternative Loan Trust
2.646% due 07/25/2036 •	3,529	3,418
2.668% due 02/20/2047 ^•	2,601	2,118
2.676% due 09/25/2046 ^•	556	516
2.683% due 12/20/2046 ^•	11,870	10,585
2.686% due 06/25/2037 •	834	803
2.688% due 07/20/2046 ^•	915	711
2.698% due 03/20/2046 •	441	404
2.736% due 05/25/2035 •	160	141
2.756% due 02/25/2036 •	152	140
2.766% due 12/25/2035 •	586	569
2.776% due 11/25/2035 •	4,286	3,616
2.928% due 08/25/2035 ~	5,015	4,805
2.986% due 05/25/2035 ^•	329	308
2.986% due 06/25/2035 •	2,345	2,273
3.106% due 10/25/2035 •	2,032	1,728
3.126% due 07/25/2035 •	8,228	8,085
3.128% due 11/20/2035 •	368	351
3.146% due 10/25/2035 •	4,485	3,714
3.237% due 03/25/2047 ^•	4,756	4,017
3.256% due 11/25/2035 •	2,588	2,507
3.397% due 02/25/2036 •	981	908
3.647% due 11/25/2047 ^•	8,122	7,039
3.777% due 11/25/2047 ^•	14,813	12,951
5.500% due 11/25/2035 ^	1,511	1,267
5.500% due 03/25/2036 ^	101	74
5.750% due 03/25/2037 ^•	434	369
6.250% due 12/25/2033	40	41
6.500% due 11/25/2031	95	101

Countrywide Home Loan Mortgage Pass-Through Trust
2.838% due 04/25/2035 ^~	51	6
3.066% due 04/25/2035 •	35	32
3.086% due 03/25/2035 •	35	33
3.126% due 03/25/2035 •	2,401	2,337
3.166% due 02/25/2035 •	89	88
3.186% due 02/25/2035 •	689	648
3.266% due 02/25/2035 •	128	125
3.406% due 09/25/2034 •	150	104
3.923% due 08/25/2034 ~	109	107
4.119% due 08/25/2034 ^~	762	758
4.263% due 02/20/2035 ~	254	256
4.339% due 07/19/2033 ~	96	97
4.463% due 06/19/2031 ~	2	2
4.592% due 02/20/2036 ^•	169	149
4.651% due 05/19/2033 ~	11	11
4.667% due 02/20/2036 ^•	210	193
4.682% due 02/19/2034 ~	16	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.691% due 02/19/2034 ~	$24	$24
4.880% due 02/25/2034 ~	59	59
6.000% due 11/25/2037 ^	186	159

Credit Suisse First Boston Mortgage Securities Corp.
3.001% due 03/25/2032 ~	109	105
3.280% due 12/25/2032 ^~	38	33
3.636% due 09/25/2034 ^•	1,326	1,334
4.016% due 06/25/2033 ~	301	302
4.126% due 12/25/2033 ~	287	290
5.750% due 04/25/2033	11	11
6.250% due 07/25/2035	428	458
7.000% due 02/25/2033	20	21

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.009% due 07/25/2033 ~	14	14
4.668% due 10/25/2033 ~	127	127
5.500% due 11/25/2035	254	240

Credit Suisse Mortgage Capital Certificates
5.750% due 12/26/2035	429	416

Credit Suisse Mortgage Capital LLC
3.304% due 09/15/2037	10,000	10,052

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	354	317

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.666% due 01/25/2047 •	7,553	6,799

Downey Savings & Loan Association Mortgage Loan Trust
3.337% due 04/19/2047 •	663	658

First Horizon Alternative Mortgage Securities Trust
4.173% due 03/25/2035 ~	204	169
4.266% due 07/25/2035 ~	10,500	10,316
4.330% due 06/25/2034 ~	1,753	1,746
4.395% due 09/25/2034 ~	1,440	1,431

First Horizon Mortgage Pass-Through Trust
4.537% due 02/25/2035 ~	75	76

GMAC Mortgage Corp. Loan Trust
4.541% due 05/25/2035 ~	12	12

GreenPoint Mortgage Funding Trust
2.696% due 04/25/2036 •	269	252
2.756% due 07/25/2035 •	199	199
2.946% due 06/25/2045 •	18,925	17,587

GS Mortgage Securities Corp.
3.924% due 10/10/2032	13,300	13,493

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	15,900	15,663
3.551% due 04/10/2034	7,490	7,636

GSMPS Mortgage Loan Trust
2.836% due 09/25/2035 •	25,724	23,021
2.836% due 01/25/2036 •	31,610	27,865
7.000% due 06/25/2043	543	607
8.000% due 09/19/2027 ~	254	251

GSR Mortgage Loan Trust
2.840% due 01/25/2034 •	9	9
4.408% due 01/25/2036 ^~	336	338
4.545% due 04/25/2035 ~	1,080	1,076
4.758% due 04/25/2035 ~	683	692
4.791% due 09/25/2035 ~	155	160
6.000% due 03/25/2032	1	1

HarborView Mortgage Loan Trust
2.662% due 07/19/2046 ^•	2,503	1,928
2.672% due 02/19/2046 •	408	402
2.722% due 03/19/2036 ^•	335	312
2.922% due 05/19/2035 •	245	238
2.962% due 06/19/2035 •	13,065	12,993
2.975% due 06/19/2045 ^•	298	195
3.182% due 01/19/2035 •	33	29
4.154% due 11/19/2034 ~	13	13
4.519% due 08/19/2034 ~	150	148
4.867% due 12/19/2035 ^~	15	15

Impac CMB Trust
3.386% due 10/25/2033 •	26	26

Impac Secured Assets Trust
2.836% due 05/25/2036 •	92	91
2.916% due 08/25/2036 •	325	321

IndyMac Adjustable Rate Mortgage Trust
3.947% due 01/25/2032 ~	10	9

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
2.606% due 07/25/2036 •	$20,784	$19,030
2.676% due 09/25/2046 •	646	581
2.716% due 07/25/2046 •	22,994	22,128
2.786% due 06/25/2037 ^•	144	91
2.966% due 04/25/2035 •	166	160
3.046% due 03/25/2035 •	81	81
3.126% due 02/25/2035 •	1,518	1,479
3.126% due 07/25/2045 •	51	50
3.286% due 11/25/2034 •	4,450	4,219
3.608% due 06/25/2036 ~	2,398	1,999
3.662% due 06/25/2036 ~	1,399	1,351
3.706% due 09/25/2034 •	132	122
4.034% due 02/25/2036 ~	5,964	5,322

InTown Hotel Portfolio Trust
3.184% due 01/15/2033 •	4,600	4,577
3.534% due 01/15/2033 •	2,600	2,576
3.734% due 01/15/2033 •	2,900	2,887
4.534% due 01/15/2033 •	8,100	8,061

JPMorgan Alternative Loan Trust
2.979% due 06/27/2037 •	2,893	2,553
3.721% due 10/25/2036 ~	6,627	6,277
9.657% due 06/27/2037 ~	14,725	11,282

JPMorgan Chase Commercial Mortgage Securities Trust
2.713% due 08/15/2049	11,200	11,131
3.323% due 07/15/2034 •	28,540	28,472
3.334% due 10/15/2032 •	5,438	5,398
3.584% due 10/15/2032 •	3,500	3,477
3.884% due 10/15/2032 •	3,600	3,578
4.624% due 10/15/2032 •	5,540	5,508

JPMorgan Mortgage Trust
4.093% due 10/25/2035 ^~	63	56
4.217% due 07/25/2035 ~	2,949	2,996
4.389% due 04/25/2035 ~	59	60
4.392% due 06/25/2035 ~	125	116
4.429% due 10/25/2035 ~	179	170
5.000% due 07/25/2036	573	523

Ladder Capital Commercial Mortgage Mortgage Trust
3.364% due 09/15/2034 •	15,269	15,238
3.734% due 09/15/2034 •	8,800	8,792

Lehman Mortgage Trust
5.500% due 02/25/2036 ^	359	299

Lehman XS Trust
2.716% due 04/25/2046 ^•	1,017	1,001

MASTR Adjustable Rate Mortgages Trust
2.816% due 12/25/2034 •	587	567
4.142% due 07/25/2035 ~	15,474	11,662
4.161% due 12/25/2033 ~	108	107
5.124% due 01/25/2034 ~	1	1

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.184% due 11/15/2031 •	84	84

Merrill Lynch Mortgage Investors Trust
2.966% due 08/25/2035 •	12,000	11,241
3.106% due 08/25/2028 •	10	9
3.126% due 10/25/2028 •	119	118
3.226% due 03/25/2028 •	19	18
4.092% due 01/25/2029 ~	1	1
4.318% due 04/25/2035 ~	20	19
4.622% due 08/25/2033 ~	136	21
4.671% due 11/25/2035 •	7,991	8,143

Morgan Stanley Mortgage Loan Trust
2.746% due 03/25/2036 •	2,506	2,033
4.534% due 10/25/2034 ~	68	68

Motel 6 Trust
3.404% due 08/15/2034 •	18,492	18,437
3.674% due 08/15/2034 •	16,147	16,114
4.634% due 08/15/2034 •	1,624	1,630

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	561	567

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.254% due 10/25/2034 Ø	6,871	6,673

RBS Acceptance, Inc.
5.174% due 06/25/2024 ~	8	8

RBSSP Resecuritization Trust
4.240% due 12/26/2037 •	1,245	1,271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ready Capital Mortgage Financing LLC
3.500% due 03/25/2034 •(b)	$14,000	$14,000

Residential Accredit Loans, Inc. Trust
2.676% due 04/25/2046 •	1,143	1,079
2.686% due 10/25/2046 •	20,318	19,455
2.696% due 06/25/2037 •	261	229
4.696% due 09/25/2034 ~	8	8
6.000% due 12/25/2035	6,542	6,333
6.500% due 10/25/2036 ^	2,789	2,617

Residential Asset Securitization Trust
2.936% due 02/25/2034 •	39	35
2.936% due 04/25/2035 ^•	793	619
6.250% due 08/25/2036	3,085	2,703
6.500% due 04/25/2037 ^	4,764	2,360

Residential Funding Mortgage Securities, Inc. Trust
4.378% due 06/25/2035 ~	482	485
5.100% due 02/25/2036 ^~	91	83

RiverView HECM Trust
3.160% due 05/25/2047 «•	23,450	21,415

SACO, Inc.
7.000% due 08/25/2036	7	7

Sequoia Mortgage Trust
2.948% due 02/20/2035 •	98	96
3.108% due 11/20/2034 •	41	41
3.182% due 10/19/2026 •	44	45
3.214% due 05/20/2034 •	458	457
3.248% due 10/20/2027 •	10	10
3.288% due 10/20/2027 •	27	27
3.453% due 02/20/2034 •	181	175
3.712% due 01/20/2047 ^~	793	642
3.733% due 06/20/2034 ~	97	96
3.848% due 10/20/2027 •	340	336
4.115% due 08/20/2034 ~	107	109
4.384% due 09/20/2032 ~	29	28

SG Commercial Mortgage Securities Trust
2.895% due 10/10/2048	3,000	3,005

Stonemont Portfolio Trust
3.338% due 08/20/2030 •	5,961	5,960
3.588% due 08/20/2030 •	2,443	2,441

Structured Adjustable Rate Mortgage Loan Trust
2.826% due 08/25/2035 •	259	259
3.221% due 06/25/2034 •	508	489
3.797% due 01/25/2035 ^•	644	617
3.797% due 05/25/2035 ^•	791	671
4.514% due 02/25/2036 ^~	695	658
4.554% due 04/25/2034 ~	73	75
4.570% due 02/25/2034 ~	91	90

Structured Asset Mortgage Investments Trust
2.766% due 02/25/2036 ^•	303	287
2.796% due 12/25/2035 ^•	4,340	4,210
3.026% due 08/25/2035 •	5,006	4,861
3.082% due 07/19/2034 •	846	769
3.182% due 03/19/2034 •	237	227
3.322% due 10/19/2033 •	76	71

Structured Asset Mortgage Investments, Inc.
0.911% due 05/02/2030 ~	71	9

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	1,357	1,150

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.863% due 07/25/2032 ~	3	3
4.979% due 06/25/2033 ~	229	229

Tharaldson Hotel Portfolio Trust
3.231% due 11/11/2034 •	11,791	11,775
3.581% due 11/11/2034 •	22,319	22,283
3.831% due 11/11/2034 •	11,117	11,114
4.481% due 11/11/2034 •	18,613	18,668

Travelers Mortgage Services, Inc.
1.635% due 09/25/2019 ~	3	4

Wachovia Bank Commercial Mortgage Trust
0.639% due 10/15/2041 ~(a)	2,400	0

Wachovia Mortgage Loan Trust LLC
4.671% due 10/20/2035 ~	387	363

Waldorf Astoria Boca Raton Trust
4.534% due 06/15/2029 •	8,400	8,409

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
2.154% due 11/25/2041 ~	$5	$5
2.625% due 08/25/2046 •	5,445	5,342
2.746% due 11/25/2045 •	3,970	3,943
2.756% due 12/25/2045 •	4,168	4,148
2.856% due 05/25/2034 •	28,714	26,195
2.906% due 06/25/2044 •	3,169	3,108
2.986% due 07/25/2044 •	38	38
3.066% due 07/25/2045 •	327	326
3.226% due 11/25/2034 •	222	220
3.237% due 11/25/2046 •	22,092	20,383
3.266% due 10/25/2044 •	659	664
3.397% due 08/25/2046 •	14,049	13,231
3.797% due 06/25/2042 •	214	209
3.797% due 08/25/2042 •	285	279
4.050% due 06/25/2034 ~	74	76
4.250% due 08/25/2033 ~	15	15
4.548% due 03/25/2033 ~	169	172
4.720% due 01/25/2033 ~	1,803	1,851

WaMu Mortgage-Backed Pass-Through Certificates
3.559% due 12/19/2039 ~	218	212

Washington Mutual Mortgage Pass-Through Certificates Trust
3.136% due 10/25/2035 •	758	646
3.227% due 11/25/2046 •	14,730	13,493
3.797% due 02/25/2033 ~	10	9
4.274% due 12/25/2032 ~	222	223
4.279% due 11/25/2030 ~	30	30
5.750% due 03/25/2033	112	116

Wells Fargo Commercial Mortgage Trust
3.349% due 12/13/2031 •	21,320	21,288
3.599% due 12/13/2031 •	17,700	17,643
4.344% due 12/13/2031 •	1,242	1,231

Wells Fargo Mortgage Loan Trust
3.917% due 09/27/2036 ~	2,301	2,133

Wells Fargo Mortgage-Backed Securities Trust
2.986% due 07/25/2037 ^•	250	223
4.542% due 07/25/2036 ^~	241	243
4.588% due 05/25/2035 ~	100	101
4.681% due 11/25/2033 ~	48	49
4.861% due 12/25/2036 ^~	141	139
4.954% due 03/25/2036 ~	2,321	2,362
4.990% due 03/25/2036 ~	94	93
5.222% due 03/25/2036 ^~	1,266	1,277
6.000% due 08/25/2037 ^	248	239

Total Non-Agency Mortgage-Backed Securities (Cost $1,126,232)		1,172,319

ASSET-BACKED SECURITIES 46.4%

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 Ø	895	695

Accredited Mortgage Loan Trust
2.616% due 02/25/2037 •	1,742	1,745
3.566% due 04/25/2035 •	1,570	1,584

ACE Securities Corp. Home Equity Loan Trust
3.536% due 12/25/2033 •	418	416
3.536% due 07/25/2034 •	111	111

AFC Home Equity Loan Trust
3.086% due 06/25/2028 •	315	305
3.156% due 04/25/2028 •	15	15

American Credit Acceptance Receivables Trust
2.920% due 08/12/2021	1,685	1,685
3.060% due 07/12/2022	20,600	20,645

American Home Mortgage Investment Trust
2.846% due 08/25/2035 •	7	5

Americredit Automobile Receivables Trust
2.930% due 06/20/2022	16,800	16,822

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.356% due 10/25/2035 •	14,780	14,611
3.401% due 01/25/2035 •	793	791
3.536% due 11/25/2034 •	7,513	7,494
3.596% due 03/25/2035 •	6,305	6,283
3.836% due 02/25/2033 •	877	882

Amortizing Residential Collateral Trust
3.186% due 08/25/2032 •	10	10
3.486% due 10/25/2034 •	3,776	3,772

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AMRESCO Residential Securities Corp. Mortgage Loan Trust
2.981% due 06/25/2028 •	$12	$12

Arbor Realty Commercial Real Estate Notes Ltd.
3.784% due 04/15/2027 •	6,100	6,107

Ares CLO Ltd.
3.963% due 04/17/2026 •	546	546

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.826% due 11/25/2035 •	462	463
2.976% due 10/25/2035 •	1,000	999
3.536% due 10/25/2033 •	316	317
3.536% due 11/25/2034 •	1,821	1,841
4.599% due 01/25/2034 •	2,026	2,007

Asset-Backed Funding Certificates Trust
2.626% due 11/25/2036 •	11,663	8,670
3.166% due 04/25/2033 •	675	664
3.506% due 03/25/2032 •	498	498

Asset-Backed Securities Corp. Home Equity Loan Trust
3.004% due 06/15/2031 •	113	105
3.431% due 09/25/2034 •	431	435
3.834% due 04/15/2033 •	46	46

B2R Mortgage Trust
2.567% due 06/15/2049	12,859	12,700

Bank of The West Auto Trust
1.780% due 02/15/2021	5,564	5,553

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 Ø	500	501
4.090% due 02/28/2034 Ø	149	150

Bear Stearns Asset-Backed Securities Trust
2.333% due 09/25/2034 •	78	76
2.606% due 05/25/2037 •	4	4
2.636% due 07/25/2036 •	10,108	10,024
2.646% due 08/25/2036 •	834	997
2.736% due 07/25/2036 •	25,316	21,650
2.976% due 06/25/2036 •	55	55
3.086% due 02/25/2036 •	449	450
3.146% due 10/25/2032 •	22	22
3.186% due 11/25/2035 ^•	1,577	1,465
3.286% due 10/27/2032 •	20	20
3.386% due 12/25/2033 •	321	319
3.446% due 04/25/2035 •	1,784	1,791
3.486% due 10/25/2037 •	5,397	4,206
3.486% due 11/25/2042 •	147	147
3.666% due 06/25/2043 •	516	517
3.686% due 10/25/2032 •	69	70
3.736% due 08/25/2037 •	5,035	5,025
3.986% due 11/25/2042 •	90	92
4.136% due 11/25/2042 •	651	632
4.332% due 07/25/2036 ~	456	448
5.500% due 01/25/2034 Ø	35	35
5.500% due 12/25/2035	87	78
5.750% due 10/25/2033 Ø	326	341
6.000% due 06/25/2034 Ø	464	473

Bear Stearns Second Lien Trust
3.686% due 01/25/2036 •	600	599

Bowman Park CLO Ltd.
3.831% due 11/23/2025 •	33,406	33,419

Business Jet Securities LLC
4.447% due 06/15/2033	1,127	1,142

CDC Mortgage Capital Trust
3.106% due 01/25/2033 •	17	17
3.536% due 01/25/2033 •	244	243

Centex Home Equity Loan Trust
3.176% due 09/25/2034 •	106	106
3.206% due 06/25/2034 •	459	452
5.660% due 09/25/2034 Ø	666	687

Chase Funding Trust
3.066% due 11/25/2034 •	2	2
3.386% due 05/25/2033 •	5,596	5,332
4.537% due 09/25/2032	1	1

Chesapeake Funding LLC
2.940% due 04/15/2031	30,500	30,599

CIT Group Home Equity Loan Trust
3.461% due 12/25/2031 •	177	176

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
2.566% due 01/25/2037 •	$172	$122
2.936% due 11/25/2045 •	4,188	4,156

Citigroup Mortgage Loan Trust, Inc.
2.756% due 06/25/2037 •	8,198	7,310
3.431% due 08/25/2035 •	2,484	2,455
5.550% due 08/25/2035 Ø	452	449
5.629% due 08/25/2035 Ø	2,512	2,492

College Avenue Student Loans LLC
3.686% due 12/26/2047 •	9,176	9,288
4.130% due 12/26/2047	12,521	13,057

Conseco Finance Corp.
6.220% due 03/01/2030	486	508
6.240% due 12/01/2028	12	12
6.760% due 03/01/2030 ~	42	44
6.810% due 12/01/2028 ~	230	234
6.870% due 04/01/2030 ~	7	8

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~	24,065	13,641

Countrywide Asset-Backed Certificates
2.636% due 01/25/2037 •	25,197	24,497
2.656% due 06/25/2037 •	3,680	3,678
2.676% due 11/25/2037 •	768	761
2.736% due 01/25/2037 •	8,725	8,408
2.756% due 09/25/2036 •	3,409	3,386
2.856% due 04/25/2036 •	403	400
2.946% due 04/25/2036 •	6,475	6,048
3.086% due 11/25/2033 •	9	8
3.106% due 09/25/2033 •	2,242	2,205
3.356% due 04/25/2034 •	1,014	1,009
3.386% due 05/25/2032 •	166	164
3.446% due 12/25/2035 •	6,500	6,290
3.486% due 09/25/2032 •	188	182
3.536% due 08/25/2035 •	2,444	2,454
5.125% due 12/25/2034 ~	3,873	3,864

Countrywide Asset-Backed Certificates Trust
2.626% due 03/25/2047 •	4,921	4,898
2.636% due 09/25/2046 •	24,455	24,155
2.736% due 04/25/2046 ^•	14,956	14,573
2.966% due 05/25/2036 •	50,400	47,126
2.976% due 02/25/2036 •	2,513	2,520
3.016% due 02/25/2036 •	4,696	4,684
3.216% due 04/25/2036 ^•	5,500	5,420
6.047% due 05/25/2036 ^Ø	326	319

Countrywide Asset-Backed Certificates Trust, Inc.
2.946% due 09/25/2034 •	5	5
3.226% due 12/25/2034 •	27	27
3.266% due 11/25/2034 •	608	609
3.461% due 10/25/2034 •	1,358	1,354

Countrywide Asset-Backed Certificates, Inc.
3.286% due 03/25/2033 •	499	495
5.141% due 01/25/2034 ~	34	35

Credit Acceptance Auto Loan Trust
3.330% due 02/15/2028	8,600	8,663

Credit Suisse First Boston Mortgage Securities Corp.
2.846% due 05/25/2044 •	23	23
3.106% due 01/25/2032 •	11	11

Credit-Based Asset Servicing & Securitization LLC
4.575% due 05/25/2035 Ø	364	365

CVP Cascade CLO Ltd.
3.929% due 01/16/2026 •	15,044	15,046

CWHEQ Revolving Home Equity Loan Trust
2.674% due 04/15/2032 •	3,439	3,418

Drive Auto Receivables Trust
2.780% due 10/15/2020	1,190	1,190

Dryden Senior Loan Fund
3.687% due 10/15/2027 •	43,200	42,975

EFS Volunteer LLC
3.366% due 07/26/2027 •	74	74

EMC Mortgage Loan Trust
3.986% due 08/25/2040 •	280	277

Encore Credit Receivables Trust
3.416% due 11/25/2035 •	10,000	9,812

EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033 Ø	236	245

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equity One Mortgage Pass-Through Trust
2.986% due 07/25/2034 •	$62	$60
3.086% due 04/25/2034 •	1,091	997
3.166% due 07/25/2034 •	4	3

Exeter Automobile Receivables Trust
2.210% due 05/17/2021	4,965	4,962

First Franklin Mortgage Loan Trust
2.596% due 12/25/2037 •	1,106	949
2.966% due 12/25/2035 •	2,592	2,601

First NLC Trust
2.626% due 08/25/2037 •	35,860	21,500
2.766% due 08/25/2037 •	1,959	1,196

Flagship Credit Auto Trust
3.410% due 05/15/2023	22,038	22,144

Flatiron CLO Ltd.
3.933% due 01/17/2026 •	18,603	18,607

Ford Credit Auto Owner Trust
2.120% due 07/15/2026	30,000	29,846

Fremont Home Loan Trust
2.621% due 10/25/2036 •	51,056	47,974
2.626% due 01/25/2037 •	11,101	7,033

GM Financial Automobile Leasing Trust
2.910% due 04/20/2021	20,000	20,028

GSAMP Trust
2.786% due 10/25/2036 ^•	5,424	451
3.221% due 09/25/2035 ^•	21,404	21,263
3.311% due 03/25/2034 •	945	938
3.461% due 08/25/2033 •	9	8

Hertz Fleet Lease Funding LP
3.593% due 04/10/2030 •	7,716	7,720

Home Equity Asset Trust
3.086% due 11/25/2032 •	1	1
3.281% due 07/25/2034 •	302	302
3.401% due 03/25/2035 •	6,691	6,655
3.406% due 02/25/2033 •	1	1

Home Equity Loan Trust
2.676% due 04/25/2037 •	4,802	4,517

Home Equity Mortgage Loan Asset-Backed Trust
2.646% due 07/25/2037 •	113	75
2.686% due 03/25/2036 •	9,361	9,238

Home Equity Mortgage Trust
5.800% due 05/25/2036 ^Ø	57	55
5.821% due 04/25/2035 Ø	40	40

HSI Asset Loan Obligation Trust
2.546% due 12/25/2036 •	12	5

HSI Asset Securitization Corp. Trust
2.846% due 12/25/2035 •	6,910	6,863

Hyundai Auto Lease Securitization Trust
1.690% due 12/16/2019	643	643

IMC Home Equity Loan Trust
7.310% due 11/20/2028	19	19

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
4.511% due 07/25/2034 •	525	522

IXIS Real Estate Capital Trust
2.586% due 01/25/2037 •	13,698	6,522
2.716% due 01/25/2037 •	50,038	25,075

Jamestown CLO Ltd.
3.993% due 01/17/2027 •	6,919	6,915

JPMorgan Mortgage Acquisition Corp.
3.136% due 12/25/2035 •	5,000	4,686

JPMorgan Mortgage Acquisition Trust
2.566% due 08/25/2036 •	2	1
2.596% due 08/25/2036 •	937	686

LA Arena Funding LLC
7.656% due 12/15/2026	582	615

Lehman XS Trust
2.636% due 04/25/2037 ^•	21	20

Long Beach Mortgage Loan Trust
2.636% due 05/25/2036 •	20,046	13,378
2.646% due 11/25/2036 •	3,662	1,657
3.341% due 07/25/2034 •	178	178
3.536% due 10/25/2034 •	78	76
3.536% due 06/25/2035 •	150	149
3.911% due 03/25/2032 •	153	153

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Madison Park Funding Ltd.
4.021% due 07/20/2026 •	$3,926	$3,929

Marlette Funding Trust
3.060% due 07/17/2028	5,284	5,282

Massachusetts Educational Financing Authority
3.721% due 04/25/2038 •	468	469

MASTR Asset-Backed Securities Trust
2.616% due 08/25/2036 •	16,070	10,912
3.236% due 12/25/2034 ^•	876	876
3.311% due 10/25/2034 •	933	935

MASTR Specialized Loan Trust
3.336% due 05/25/2037 •	477	33

Mercedes-Benz Auto Lease Trust
2.200% due 04/15/2020	8,609	8,603

Merrill Lynch First Franklin Mortgage Loan Trust
3.986% due 10/25/2037 •	295	296

Merrill Lynch Mortgage Investors Trust
2.546% due 10/25/2037 ^•	319	129
2.566% due 09/25/2037 •	100	57
2.576% due 06/25/2037 •	782	310

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	1,646	1,777

Morgan Stanley ABS Capital, Inc. Trust
2.546% due 05/25/2037 •	132	116
2.586% due 11/25/2036 •	10,568	6,599
2.616% due 01/25/2037 •	68,732	34,744
2.636% due 06/25/2036 •	796	652
2.726% due 06/25/2036 •	9,989	8,302
2.816% due 03/25/2036 •	19,084	11,951
2.826% due 03/25/2037 •	25,779	13,686
4.486% due 07/25/2037 ^•	303	29
4.886% due 08/25/2034 •	132	133

Morgan Stanley Dean Witter Capital, Inc. Trust
3.836% due 02/25/2033 •	84	85
4.961% due 01/25/2032 •	242	243

Morgan Stanley Mortgage Loan Trust
2.806% due 11/25/2036 •	709	217

National Collegiate Student Loan Trust
2.756% due 03/26/2029 •	12,996	12,899

Navient Private Education Loan Trust
2.650% due 12/15/2028	4,484	4,445
2.884% due 12/16/2058 •	10,869	10,877
3.910% due 12/15/2045	7,327	7,497

Navient Private Education Refi Loan Trust
2.530% due 02/18/2042	1,073	1,068
3.030% due 01/15/2043	2,200	2,210

Navient Student Loan Trust
2.866% due 03/25/2067 •	30,000	29,986
3.336% due 06/25/2065 •	5,940	5,970
3.536% due 12/27/2066 •	12,047	12,108

Nelnet Student Loan Trust
3.286% due 09/25/2065 •	23,195	23,288

New Century Home Equity Loan Trust
2.666% due 05/25/2036 •	287	270

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.106% due 01/25/2036 •	353	422

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.816% due 03/25/2036 •	7,620	6,829

North Carolina State Education Assistance Authority
3.571% due 07/25/2036 •	4,400	4,443

NovaStar Mortgage Funding Trust
2.586% due 03/25/2037 •	13	6
3.266% due 05/25/2033 •	1	1

Oaktree CLO Ltd.
3.981% due 10/20/2026 •	23,131	23,131

Ocean Trails CLO
3.588% due 08/13/2025 •	7,687	7,676

Option One Mortgage Loan Trust
3.266% due 02/25/2035 •	804	784
3.281% due 05/25/2034 •	18	17

Option One Mortgage Loan Trust Asset-Backed Certificates
2.988% due 08/20/2030 •	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OSCAR U.S. Funding Trust LLC
2.910% due 04/12/2021	$4,085	$4,084
2.983% due 04/12/2021 •	11,534	11,544

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.221% due 03/25/2035 •	1,847	1,857
3.461% due 10/25/2034 •	324	325
3.536% due 10/25/2034 •	11,119	11,249

Popular ABS Mortgage Pass-Through Trust
2.946% due 09/25/2035 ^•	2,658	2,668
3.786% due 01/25/2036 ^Ø	208	193

Prestige Auto Receivables Trust
1.800% due 11/16/2020	714	713
2.970% due 12/15/2021	34,619	34,633

RAAC Trust
2.826% due 02/25/2036 •	6,425	6,424
2.886% due 06/25/2047 •	3,356	3,359
2.966% due 03/25/2037 •	1,535	1,539
3.686% due 09/25/2047 •	5,099	5,139
4.986% due 12/25/2035 •	1,447	1,489

Renaissance Home Equity Loan Trust
3.590% due 09/25/2037	700	374
3.686% due 08/25/2032 •	1,297	1,287
3.726% due 03/25/2033 •	13	13
4.934% due 08/25/2035 Ø	91	92

Residential Asset Mortgage Products Trust
2.786% due 05/25/2036 ^•	23,501	22,211

Residential Asset Securities Corp. Trust
2.636% due 01/25/2037 •	5,142	5,104
2.736% due 04/25/2037 •	11,832	11,730
2.746% due 07/25/2036 •	10,360	10,158
2.756% due 05/25/2037 •	2,814	2,801
2.916% due 01/25/2036 •	15,400	13,403
3.066% due 06/25/2033 •	831	766
3.131% due 03/25/2035 •	1,578	1,581
3.281% due 01/25/2035 •	34	34
5.120% due 12/25/2033 ~	284	294

Residential Asset Securitization Trust
2.836% due 10/25/2048 •	5	5

SACO Trust
2.846% due 05/25/2036 •	581	571
3.006% due 06/25/2036 ^•	111	104

SACO, Inc.
3.236% due 07/25/2035 •	53	52

Salomon Mortgage Loan Trust
3.386% due 11/25/2033 •	349	350

Santander Drive Auto Receivables Trust
2.910% due 01/18/2022	9,100	9,105
3.490% due 05/17/2021	13,600	13,630

Saxon Asset Securities Trust
2.796% due 09/25/2047 •	2,019	1,956
2.986% due 03/25/2032 •	164	163
3.026% due 03/25/2035 •	685	647
4.236% due 12/25/2037 •	19,048	19,035

Securitized Asset-Backed Receivables LLC Trust
2.536% due 10/25/2036 ^•	878	379
2.636% due 12/25/2036 •	27,439	15,766

Securitized Term Auto Receivables Trust
2.862% due 05/25/2021	2,100	2,104

Security National Mortgage Loan Trust
3.136% due 11/25/2034 •	264	262

SG Mortgage Securities Trust
2.616% due 07/25/2036 •	60,087	34,127

SLC Student Loan Trust
2.721% due 03/15/2027 •	8,162	8,154
3.511% due 06/15/2021 •	4,989	4,987
3.526% due 11/25/2042 •	2,683	2,705

SLM Private Credit Student Loan Trust
3.161% due 12/16/2030 •	8,231	8,235

SLM Private Education Loan Trust
2.500% due 03/15/2047	17,638	17,615
4.540% due 10/17/2044	3,344	3,362
4.734% due 06/16/2042 •	22,605	22,921

SLM Student Loan Trust
2.811% due 04/25/2019 •	309	309
2.881% due 01/27/2025 •	6,616	6,605

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.271% due 04/25/2024 •	$8,512	$8,523
3.671% due 07/25/2023 •	14,917	14,933
3.811% due 12/15/2033 •	27,858	27,903
4.271% due 04/25/2023 •	20,710	20,934
4.471% due 07/25/2023 •	11,410	11,566

SMB Private Education Loan Trust
2.490% due 06/15/2027	9,648	9,583

SMB Private Education Loan Trust 2019-A
2.960% due 02/16/2026 •	1,100	1,101

SoFi Consumer Loan Program Trust
2.930% due 04/26/2027	15,145	15,133
3.140% due 02/25/2027	5,630	5,642
3.200% due 08/25/2027	481	481
3.240% due 02/25/2028	2,092	2,101

SoFi Professional Loan Program LLC
1.550% due 03/26/2040	9,794	9,757
1.720% due 09/25/2040	10,830	10,777
1.750% due 07/25/2040	7,836	7,789
1.830% due 05/25/2040	3,534	3,524
1.860% due 11/26/2040	29,793	29,503
2.630% due 07/25/2040	46,000	45,204
2.740% due 05/25/2040	39,000	38,649
2.780% due 08/17/2048	30,000	30,036

SoFi Professional Loan Program Trust
3.120% due 02/25/2048	2,796	2,804

Sound Point CLO Ltd.
3.647% due 04/15/2027 •	3,000	3,000

Soundview Home Loan Trust
2.656% due 07/25/2037 •	48,518	40,949
2.656% due 08/25/2037 •	37,800	34,237
3.386% due 10/25/2037 •	103,651	85,912
3.486% due 09/25/2037 •	2,633	2,047
3.786% due 11/25/2033 •	39	40

South Carolina Student Loan Corp.
3.626% due 09/03/2024 •	403	405

Specialty Underwriting & Residential Finance Trust
3.386% due 06/25/2036 •	16,022	14,932
3.686% due 10/25/2035 •	86	82

Springleaf Funding Trust
2.680% due 07/15/2030	37,500	37,221

Structured Asset Investment Loan Trust
3.146% due 04/25/2035 •	5,982	5,998
3.251% due 08/25/2035 •	1,500	1,472
3.461% due 09/25/2034 •	79	78
3.761% due 12/25/2034 •	813	803
3.911% due 04/25/2034 •	30	30

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.375% due 08/25/2031	51	50

Symphony CLO Ltd.
3.537% due 01/15/2024 •	162	162

Tralee CLO Ltd.
3.791% due 10/20/2027 •	37,700	37,538

Tricon American Homes Trust
2.716% due 09/17/2034	11,600	11,450
2.916% due 09/17/2034	8,700	8,549
3.215% due 09/17/2034	1,200	1,187

TruPS Financials Note Securitization Ltd.
4.203% due 09/20/2039 •	28,815	28,599

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	314	308

Upstart Securitization Trust
3.450% due 04/20/2026	1,000	1,002

Utah State Board of Regents
3.236% due 01/25/2057 •	12,027	12,015

Venture CLO Ltd.
3.667% due 07/15/2027 •	15,400	15,329

Washington Mutual Asset-Backed Certificates Trust
2.546% due 10/25/2036 •	103	50

Wells Fargo Home Equity Asset-Backed Securities Trust
4.061% due 02/25/2035 •	3,500	3,510

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
3.116% due 04/25/2034 •	71	68

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westlake Automobile Receivables Trust
2.240% due 12/15/2020	$18,395	$18,374
3.060% due 05/16/2022	29,120	29,178
3.200% due 01/16/2024	10,370	10,405

World Omni Automobile Lease Securitization Trust 2019-A
2.890% due 11/15/2021	16,000	16,032

Total Asset-Backed Securities (Cost $2,117,925)		2,153,436

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.0%
		1,565

SHORT-TERM NOTES 0.3%

Santander Drive Auto Receivables Trust
2.724% due 02/18/2020	7,879	7,880

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Westlake Automobile Receivables Trust
2.768% due 02/18/2020	$6,504	$6,504

		14,384

Total Short-Term Instruments (Cost $15,948)		15,949

Total Investments in Securities (Cost $4,254,610)		4,342,278

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 20.3%

SHORT-TERM INSTRUMENTS 20.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 20.3%

PIMCO Short-Term Floating NAV Portfolio III	95,406,204	$943,472

Total Short-Term Instruments (Cost $942,922)		943,472

Total Investments in Affiliates (Cost $942,922)		943,472

Total Investments 113.9% (Cost $5,197,532)		$5,285,750

Financial Derivative Instruments (d)(f) 0.0% (Cost or Premiums, net $(22,848))		625

Other Assets and Liabilities, net (13.9)%		(645,756)

Net Assets 100.0%		$4,640,619

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$1,565	U.S. Treasury Notes 1.125% due 06/30/2021	$(1,601)	$1,565	$1,565

Total Repurchase Agreements						$(1,601)	$1,565	$1,565

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,565	$0	$0	$1,565	$(1,601)	$(36)

Total Borrowings and Other Financing Transactions	$1,565	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2019	809	$	172,393	$590	$0	$(177)

Total Futures Contracts					$590	$0	$(177)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/15/2023	$	42,500	$434	$(134)	$300	$86	$0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		157,100	(5,506)	(1,273)	(6,779)	373	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		105,400	6,095	(2,041)	4,054	273	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		13,600	1,178	(348)	830	38	0

Total Swap Agreements							$2,201	$(3,796)	$(1,595)	$770	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$770	$770	$0	$(177)	$0	$(177)

(e)

Securities with an aggregate market value of $4,049 and cash of $6,784 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BRC	Specialty Underwriting & Residential Finance Trust 1-Month USD-LIBOR plus 1.950% due 02/25/2035	(1.240)%	Monthly	02/25/2035	$	37	$0	$19	$19	$0

RYL	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 3.150% due 05/25/2033	(1.750)	Monthly	05/25/2033		1,518	0	12	12	0

							$0	$31	$31	$0

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 6.250% due 07/25/2033	6.250%	Monthly	07/25/2033	$	81	$0	$8	$8	$0

GST	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.960% due 09/25/2034	0.960	Monthly	09/25/2034		156	(53)	55	2	0
	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 3.150% due 05/25/2033	3.150	Monthly	05/25/2033		1,519	0	(6)	0	(6)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
	Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.690% due 07/25/2035	0.690%	Monthly	07/25/2035	$	421	$(147)	$106	$0	$(41)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.950% due 11/25/2034	1.950	Monthly	11/25/2034		0	(1)	1	0	0

							$(201)	$164	$10	$(47)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	22,976	$(5,152)	$3,489	$0	$(1,663)

DUB	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046		134	(54)	16	0	(38)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		30,000	(286)	347	61	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		26,112	(597)	793	196	0

FBF	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037		1,565	(1,327)	1,069	0	(258)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		18,400	(129)	46	0	(83)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		33,000	(1,255)	1,558	303	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		105,850	(2,202)	2,746	544	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,064	6	2	8	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		10,805	(404)	503	99	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		1,650	(71)	88	17	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		81,800	(5,071)	5,790	719	0

JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,900	(73)	93	20	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		24,177	(524)	705	181	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		71,400	(3,276)	3,992	716	0
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047		21,400	(2,044)	1,069	0	(975)

MYC	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		24,177	(524)	705	181	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		25,000	(871)	1,100	229	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		38,100	(854)	1,050	196	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		50,000	173	(72)	101	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		113,900	(313)	(203)	0	(516)

							$(24,848)	$24,886	$3,571	$(3,533)

Total Swap Agreements							$(25,049)	$25,081	$3,612	$(3,580)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$8	$8	$0	$0	$(1,663)	$(1,663)	$(1,655)	$1,906	$251
BRC	0	0	19	19	0	0	0	0	19	(200)	(181)
DUB	0	0	257	257	0	0	(38)	(38)	219	(400)	(181)
FBF	0	0	303	303	0	0	(341)	(341)	(38)	0	(38)
GST	0	0	1,389	1,389	0	0	(47)	(47)	1,342	(1,170)	172
JPS	0	0	917	917	0	0	(975)	(975)	(58)	0	(58)
MYC	0	0	410	410	0	0	0	0	410	(321)	89
RYL	0	0	12	12	0	0	0	0	12	(50)	(38)
SAL	0	0	297	297	0	0	(516)	(516)	(219)	449	230

Total Over the Counter	$0	$0	$3,612	$3,612	$0	$0	$(3,580)	$(3,580)

(g)

Securities with an aggregate market value of $2,355 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$770	$770

Over the counter
Swap Agreements	$0	$3,612	$0	$0	$0	$3,612

	$0	$3,612	$0	$0	$770	$4,382

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$177	$177

Over the counter
Swap Agreements	$0	$3,580	$0	$0	$0	$3,580

	$0	$3,580	$0	$0	$177	$3,757

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$272	$272
Swap Agreements	0	0	0	0	1,049	1,049

	$0	$0	$0	$0	$1,321	$1,321

Over the counter
Written Options	$0	$0	$0	$0	$675	$675
Swap Agreements	0	5,967	0	0	0	5,967

	$0	$5,967	$0	$0	$675	$6,642

	$0	$5,967	$0	$0	$1,996	$7,963

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$454	$454
Swap Agreements	0	0	0	0	(6,708)	(6,708)

	$0	$0	$0	$0	$(6,254)	$(6,254)

Over the counter
Swap Agreements	$0	$3,110	$0	$0	$0	$3,110

	$0	$3,110	$0	$0	$(6,254)	$(3,144)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$28,707	$0	$28,707
Industrials	0	7,079	0	7,079
Municipal Bonds & Notes
Texas	0	474	0	474
West Virginia	0	3,230	0	3,230
U.S. Government Agencies	0	923,196	0	923,196
U.S. Treasury Obligations	0	37,888	0	37,888
Non-Agency Mortgage-Backed Securities	15,886	1,135,018	21,415	1,172,319
Asset-Backed Securities	0	2,153,436	0	2,153,436
Short-Term Instruments
Repurchase Agreements	0	1,565	0	1,565
Short-Term Notes	0	14,384	0	14,384

	$15,886	$4,304,977	$21,415	$4,342,278

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$943,472	$0	$0	$943,472

Total Investments	$959,358	$4,304,977	$21,415	$5,285,750

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$770	$0	$770
Over the counter	0	3,612	0	3,612

	$0	$4,382	$0	$4,382

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(177)	0	0	(177)
Over the counter	0	(3,580)	0	(3,580)

	$(177)	$(3,580)	$0	$(3,757)

Total Financial Derivative Instruments	$(177)	$802	$0	$625

Totals	$959,181	$4,305,779	$21,415	$5,286,375

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 49.8%

ARGENTINA 6.7%

SOVEREIGN ISSUES 6.7%

Argentina Government International Bond
6.250% due 04/22/2019		$12,300	$12,322
6.875% due 04/22/2021		10,000	9,155
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	290,000	6,501
49.153% (BADLARPP) due 10/04/2022 ~		42,000	1,637

Provincia de Buenos Aires
0.000% (BADLARPP + 3.750%) due 04/12/2025 ~		60,500	1,268

Total Argentina (Cost $44,809)			30,883

BERMUDA 1.1%

CORPORATE BONDS & NOTES 1.1%

Ooredoo International Finance Ltd.
7.875% due 06/10/2019		$5,000	5,048

Total Bermuda (Cost $5,028)			5,048

BRAZIL 4.5%

CORPORATE BONDS & NOTES 3.7%

Braskem Netherlands Finance BV
4.500% due 01/10/2028		$5,000	4,880

Caixa Economica Federal
4.250% due 05/13/2019		6,000	6,010

Itau Unibanco Holding S.A.
5.750% due 01/22/2021		1,000	1,034

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (c)(d)		3,151	31

Petrobras Global Finance BV
6.125% due 01/17/2022		3,936	4,164
8.375% due 05/23/2021		827	911

			17,030

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		2,700	2,680

SOVEREIGN ISSUES 0.2%

Banco Nacional de Desenvolvimento Economico e Social
4.000% due 04/14/2019		1,100	1,097

Total Brazil (Cost $20,704)			20,807

CAYMAN ISLANDS 4.8%

CORPORATE BONDS & NOTES 4.8%

Baidu, Inc.
2.750% due 06/09/2019		$1,400	1,400
3.000% due 06/30/2020		300	300

Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		2,200	2,285

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		3,929	3,885

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (a)		5,105	3,178

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		878	841

QNB Finance Ltd.
2.875% due 04/29/2020		10,000	9,975

Total Cayman Islands (Cost $22,745)			21,864

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHILE 0.1%

CORPORATE BONDS & NOTES 0.1%

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		$165	$164
4.500% due 08/15/2025		138	135

Total Chile (Cost $289)			299

CHINA 0.7%

CORPORATE BONDS & NOTES 0.7%

CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$1,000	1,052

Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024		2,000	2,101

Total China (Cost $2,997)			3,153

COLOMBIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Ecopetrol S.A.
5.375% due 06/26/2026		$560	605

Total Colombia (Cost $511)			605

HONG KONG 0.9%

CORPORATE BONDS & NOTES 0.9%

CNPC General Capital Ltd.
2.750% due 05/14/2019		$3,400	3,402
3.400% due 04/16/2023		500	503

Total Hong Kong (Cost $3,899)			3,905

INDONESIA 0.8%

CORPORATE BONDS & NOTES 0.1%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		$600	625

SOVEREIGN ISSUES 0.7%

Indonesia Government International Bond
6.750% due 01/15/2044		2,400	3,083

Total Indonesia (Cost $3,392)			3,708

LUXEMBOURG 1.0%

CORPORATE BONDS & NOTES 1.0%

Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		$650	653

Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		4,000	4,021

Total Luxembourg (Cost $4,670)			4,674

MEXICO 7.6%

CORPORATE BONDS & NOTES 4.4%

Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$5,000	4,956

BBVA Bancomer S.A.
6.500% due 03/10/2021		12,235	12,865
6.750% due 09/30/2022		2,200	2,379

			20,200

SOVEREIGN ISSUES 3.2%

Mexico Government International Bond
6.500% due 06/10/2021	MXN	150,000	7,526
10.000% due 12/05/2024		129,000	7,297

			14,823

Total Mexico (Cost $39,314)			35,023

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 0.0%

SOVEREIGN ISSUES 0.0%

Poland Government International Bond
5.500% due 10/25/2019	PLN	96	$26

Total Poland (Cost $29)			26

QATAR 12.0%

CORPORATE BONDS & NOTES 0.1%

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019		$600	612

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.4%

State Of Qatar
3.683% (LIBOR03M + 0.800%) due 12/21/2020 «~		25,000	24,812

SOVEREIGN ISSUES 6.5%

Qatar Government International Bond
3.375% due 03/14/2024		2,800	2,831
3.875% due 04/23/2023		15,000	15,455
4.000% due 03/14/2029		3,200	3,303
4.500% due 04/23/2028		2,000	2,141
4.817% due 03/14/2049		1,200	1,265
5.103% due 04/23/2048		2,000	2,195
6.550% due 04/09/2019		2,400	2,403

			29,593

Total Qatar (Cost $54,219)			55,017

RUSSIA 0.7%

CORPORATE BONDS & NOTES 0.7%

ALROSA Finance S.A.
7.750% due 11/03/2020		$3,000	3,193

Total Russia (Cost $3,040)			3,193

SINGAPORE 0.0%

SOVEREIGN ISSUES 0.0%

Singapore Government Bond
2.500% due 06/01/2019	SGD	70	52

Total Singapore (Cost $50)			52

SOUTH AFRICA 2.8%

CORPORATE BONDS & NOTES 1.7%

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		$6,100	6,027

SASOL Financing USA LLC
5.875% due 03/27/2024		1,800	1,911

			7,938

SOVEREIGN ISSUES 1.1%

South Africa Government International Bond
6.875% due 05/27/2019		5,000	5,032

Total South Africa (Cost $12,896)			12,970

SOUTH KOREA 0.1%

SOVEREIGN ISSUES 0.1%

Export-Import Bank of Korea
2.625% due 12/30/2020		$500	499

Total South Korea (Cost $504)			499

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	51

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED ARAB EMIRATES 0.1%

CORPORATE BONDS & NOTES 0.1%

Dolphin Energy Ltd. LLC
5.888% due 06/15/2019	$436	$439

Total United Arab Emirates (Cost $437)		439

UNITED STATES 1.6%

ASSET-BACKED SECURITIES 0.1%

GSAA Home Equity Trust
2.786% due 03/25/2037 •	$272	161

Morgan Stanley Mortgage Loan Trust
2.846% due 04/25/2037 •	282	135

		296

CORPORATE BONDS & NOTES 1.3%

Rio Oil Finance Trust
8.200% due 04/06/2028	600	651
9.250% due 07/06/2024	2,539	2,774
9.750% due 01/06/2027	2,217	2,484

		5,909

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Banc of America Mortgage Trust
4.542% due 02/25/2036 ^~	14	13

Chase Mortgage Finance Trust
4.100% due 03/25/2037 ^~	33	33

Citigroup Mortgage Loan Trust
4.210% due 07/25/2046 ^~	19	18

Citigroup Mortgage Loan Trust, Inc.
5.129% due 03/25/2034 ~	5	6

Countrywide Home Loan Mortgage Pass-Through Trust
3.907% due 10/20/2035 ~	76	68
4.018% due 09/25/2047 ^~	13	12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
4.354% due 08/19/2036 ^~	$7	$6

Luminent Mortgage Trust
2.846% due 12/25/2036 ^•	23	21

MASTR Adjustable Rate Mortgages Trust
2.726% due 05/25/2037 •	128	76

Merrill Lynch Alternative Note Asset Trust
2.786% due 03/25/2037 •	279	121
4.094% due 06/25/2037 ^~	163	126

Merrill Lynch Mortgage-Backed Securities Trust
4.371% due 04/25/2037 ^~	31	30

Morgan Stanley Mortgage Loan Trust
4.399% due 06/25/2036 ~	7	7

Sequoia Mortgage Trust
3.712% due 01/20/2047 ^~	15	12

WaMu Mortgage Pass-Through Certificates Trust
3.297% due 04/25/2037 ^~	22	20
3.377% due 05/25/2037 ^~	45	37
3.454% due 01/25/2037 ^~	35	32
3.703% due 12/25/2036 ^~	21	20
3.710% due 12/25/2036 ^~	74	73
3.857% due 09/25/2036 ^~	34	32

		763

Total United States (Cost $6,564)		6,968

VIRGIN ISLANDS (BRITISH) 0.2%

CORPORATE BONDS & NOTES 0.2%

GTL Trade Finance, Inc.
5.893% due 04/29/2024	$917	988

Total Virgin Islands (British) (Cost $874)		988

SHORT-TERM INSTRUMENTS 4.0%

REPURCHASE AGREEMENTS (e) 0.3%
		1,339

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 1.6%
3.690% due 04/26/2019 (c)		$7,532	$7,515
47.216% due 06/28/2019 (c)	ARS	1,132	29

			7,544

U.S. TREASURY BILLS 2.1%
2.407% due 04/11/2019 - 04/18/2019 (b)(c)(h)		$9,729	9,719

Total Short-Term Instruments (Cost $18,604)			18,602

Total Investments in Securities (Cost $245,575)			228,723

		SHARES
INVESTMENTS IN AFFILIATES 49.4%

SHORT-TERM INSTRUMENTS 49.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 49.4%

PIMCO Short-Term Floating NAV Portfolio III		22,889,393	226,353

Total Short-Term Instruments (Cost $226,225)			226,353

Total Investments in Affiliates (Cost $226,225)			226,353

Total Investments 99.2% (Cost $471,800)			$455,076

Financial Derivative Instruments (f)(g) (0.1)% (Cost or Premiums, net $(3,242))			(252)

Other Assets and Liabilities, net 0.9%			3,860

Net Assets 100.0%			$458,684

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Payment in-kind security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$1,339	U.S. Treasury Notes 1.125% due 06/30/2021	$(1,366)	$1,339	$1,339

Total Repurchase Agreements						$(1,366)	$1,339	$1,339

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,339	$0	$0	$1,339	$(1,366)	$(27)

Total Borrowings and Other Financing Transactions	$1,339	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(898) at a weighted average interest rate of 0.725%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	8.075%	Lunar	08/26/2020	MXN	1,717,000	$(1,000)	$845	$(155)	$0	$(156)
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020		2,446,000	(130)	1,238	1,108	0	(245)
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		100,000	0	49	49	0	(10)
Pay	28-Day MXN-TIIE	8.748	Lunar	11/06/2020		100,000	0	49	49	0	(10)
Pay	28-Day MXN-TIIE	8.750	Lunar	11/06/2020		200,000	0	99	99	0	(20)
Pay	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		1,782,000	(121)	990	869	0	(182)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		744,000	16	(368)	(352)	78	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		2,839,000	128	(1,896)	(1,768)	297	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		2,980,000	0	(1,918)	(1,918)	317	0

Total Swap Agreements							$(1,107)	$(912)	$(2,019)	$692	$(623)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$692	$692	$0	$0	$(623)	$(623)

Cash of $601 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	MXN	576,717		$29,908	$258	$0
	04/2019		$6,962	RUB	461,064	50	0
	06/2019		7,060	MXN	138,755	0	(8)

BPS	04/2019	ARS	6,458		$147	0	(2)
	04/2019		$149	ARS	6,458	0	0
	05/2019	TRY	3,133		$559	22	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	53

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2019		$165	ARS	7,599	$3	$(1)
	06/2019	INR	18,595		$258	0	(8)
	08/2019		$26,854	MXN	526,895	0	(274)

BRC	04/2019		7,919	RUB	524,136	52	0

CBK	04/2019		29,714	MXN	576,717	0	(65)
	05/2019		3,414	RUB	226,876	22	0
	07/2019	ARS	49,453		$1,115	113	0

GLM	04/2019		35,506		819	1	0
	04/2019		$863	ARS	35,505	0	(44)
	04/2019		5,519	EUR	4,874	0	(52)
	05/2019	MXN	4,431		$234	7	0
	07/2019		$1,051	ARS	49,453	0	(49)

HUS	04/2019	RUB	329,550		$4,947	0	(65)
	06/2019	MXN	629,435		31,902	0	(90)

JPM	04/2019	EUR	5,906		6,742	116	0
	04/2019		$1,175	EUR	1,038	0	(10)
	08/2019		51,122	MXN	1,006,515	0	(346)

MSB	05/2019		460	ARS	19,515	0	(30)

NGF	04/2019	ARS	29,048		$669	0	(1)
	04/2019		$670	ARS	29,047	0	(1)
	05/2019		635		29,047	3	0

RBC	08/2019	MXN	435,408		$22,510	545	0

RYL	08/2019		744,855		38,275	699	0

UAG	04/2019	RUB	655,650		9,875	0	(96)

Total Forward Foreign Currency Contracts						$1,891	$(1,142)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYI	Call - OTC USD versus MXN	MXN	20.250	06/21/2019	30,000	$(309)	$(312)

Total Written Options						$(309)	$(312)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	South Africa Government International Bond	1.000%	Quarterly	06/20/2019	0.636%	$10,000	$32	$(20)	$12	$0

BPS	Brazil Government International Bond	1.000	Quarterly	12/20/2019	0.661	10,000	(2)	30	28	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2019	0.747	10,000	(28)	50	22	0

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2021	8.117	500	8	(38)	0	(30)

CBK	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2019	2.374	3,400	31	(5)	26	0

DUB	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.897	5,000	(263)	128	0	(135)
	South Africa Government International Bond	1.000	Quarterly	06/20/2019	0.636	5,000	39	(33)	6	0

FBF	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184	100	(4)	4	0	0

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2021	8.117	500	5	(35)	0	(30)
	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.609	1,000	(107)	109	2	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426	1,000	(111)	116	5	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2020	0.580	10,000	(143)	197	54	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.163	700	(22)	18	0	(4)
	South Africa Government International Bond	1.000	Quarterly	06/20/2020	0.905	3,000	(31)	35	4	0

HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.609	2,700	4	2	6	0

JPM	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426	5,000	(40)	63	23	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.163	2,800	(82)	65	0	(17)

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
	South Africa Government International Bond	1.000%	Quarterly	12/20/2023	1.862%	$14,400	$(894)	$361	$0	$(533)

NGF	Russia Government International Bond	1.000	Quarterly	06/20/2023	1.163	2,000	(57)	45	0	(12)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.862	5,000	(161)	(24)	0	(185)

Total Swap Agreements							$(1,826)	$1,068	$188	$(946)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$308	$0	$12	$320	$(8)	$0	$0	$(8)	$312	$0	$312
BPS	25	0	50	75	(285)	0	0	(285)	(210)	0	(210)
BRC	52	0	0	52	0	0	(30)	(30)	22	0	22
CBK	135	0	26	161	(65)	0	0	(65)	96	(100)	(4)
DUB	0	0	6	6	0	0	(135)	(135)	(129)	261	132
GLM	8	0	0	8	(145)	0	0	(145)	(137)	127	(10)
GST	0	0	65	65	0	0	(34)	(34)	31	0	31
HUS	0	0	6	6	(155)	0	0	(155)	(149)	568	419
JPM	116	0	23	139	(356)	0	(550)	(906)	(767)	625	(142)
MSB	0	0	0	0	(30)	0	0	(30)	(30)	0	(30)
MYI	0	0	0	0	0	(312)	0	(312)	(312)	0	(312)
NGF	3	0	0	3	(2)	0	(197)	(199)	(196)	39	(157)
RBC	545	0	0	545	0	0	0	0	545	0	545
RYL	699	0	0	699	0	0	0	0	699	(1,170)	(471)
UAG	0	0	0	0	(96)	0	0	(96)	(96)	287	191

Total Over the Counter	$1,891	$0	$188	$2,079	$(1,142)	$(312)	$(946)	$(2,400)

(h)

Securities with an aggregate market value of $1,996 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	55

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$692	$692

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,891	$0	$1,891
Swap Agreements	0	188	0	0	0	188

	$0	$188	$0	$1,891	$0	$2,079

	$0	$188	$0	$1,891	$692	$2,771

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$623	$623

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,142	$0	$1,142
Written Options	0	0	0	312	0	312
Swap Agreements	0	946	0	0	0	946

	$0	$946	$0	$1,454	$0	$2,400

	$0	$946	$0	$1,454	$623	$3,023

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$11,162	$11,162

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,387	$0	$7,387
Purchased Options	0	0	0	(49)	0	(49)
Written Options	0	0	0	14,121	0	14,121
Swap Agreements	0	1,506	0	0	32	1,538

	$0	$1,506	$0	$21,459	$32	$22,997

	$0	$1,506	$0	$21,459	$11,194	$34,159

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(6,864)	$(6,864)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$856	$0	$856
Written Options	0	0	0	(1,235)	0	(1,235)
Swap Agreements	0	(167)	0	0	(30)	(197)

	$0	$(167)	$0	$(379)	$(30)	$(576)

	$0	$(167)	$0	$(379)	$(6,894)	$(7,440)

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$30,883	$0	$30,883
Bermuda
Corporate Bonds & Notes	0	5,048	0	5,048
Brazil
Corporate Bonds & Notes	0	17,030	0	17,030
Loan Participations and Assignments	0	0	2,680	2,680
Sovereign Issues	0	1,097	0	1,097
Cayman Islands
Corporate Bonds & Notes	0	21,864	0	21,864
Chile
Corporate Bonds & Notes	0	299	0	299
China
Corporate Bonds & Notes	0	3,153	0	3,153
Colombia
Corporate Bonds & Notes	0	605	0	605
Hong Kong
Corporate Bonds & Notes	0	3,905	0	3,905
Indonesia
Corporate Bonds & Notes	0	625	0	625
Sovereign Issues	0	3,083	0	3,083
Luxembourg
Corporate Bonds & Notes	0	4,674	0	4,674
Mexico
Corporate Bonds & Notes	0	20,200	0	20,200
Sovereign Issues	0	14,823	0	14,823
Poland
Sovereign Issues	0	26	0	26
Qatar
Corporate Bonds & Notes	0	612	0	612
Loan Participations and Assignments	0	0	24,812	24,812
Sovereign Issues	0	29,593	0	29,593
Russia
Corporate Bonds & Notes	0	3,193	0	3,193
Singapore
Sovereign Issues	0	52	0	52
South Africa
Corporate Bonds & Notes	0	7,938	0	7,938
Sovereign Issues	0	5,032	0	5,032
South Korea
Sovereign Issues	0	499	0	499

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
United Arab Emirates
Corporate Bonds & Notes	$0	$439	$0	$439
United States
Asset-Backed Securities	0	296	0	296
Corporate Bonds & Notes	0	5,909	0	5,909
Non-Agency Mortgage-Backed Securities	0	763	0	763
Virgin Islands (British)
Corporate Bonds & Notes	0	988	0	988
Short-Term Instruments
Repurchase Agreements	0	1,339	0	1,339
Argentina Treasury Bills	0	7,544	0	7,544
U.S. Treasury Bills	0	9,719	0	9,719

	$0	$201,231	$27,492	$228,723

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$226,353	$0	$0	$226,353

Total Investments	$226,353	$201,231	$27,492	$455,076

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	692	0	692
Over the counter	0	2,079	0	2,079

	$0	$2,771	$0	$2,771

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(623)	0	(623)
Over the counter	0	(2,400)	0	(2,400)

	$0	$(3,023)	$0	$(3,023)

Total Financial Derivative Instruments	$0	$(252)	$0	$(252)

Totals	$226,353	$200,979	$27,492	$454,824

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$2,703	$0	$0	$0	$0	$(23)	$0	$0	$2,680	$(23)
Netherlands
Loan Participations and Assignments	1,492	0	(1,500)	0	19	(11)	0	0	0	0
Qatar
Loan Participations and Assignments	0	24,827	0	1	0	(16)	0	0	24,812	(16)

Totals	$4,195	$24,827	$(1,500)	$1	$19	$(50)	$0	$0	$27,492	$(39)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	57

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

March 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$2,680	Proxy Pricing	Base Price	99.060
Qatar
Loan Participations and Assignments	24,812	Third Party Vendor	Broker Quote	99.250

Total	$27,492

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.8%

Altice France S.A.
6.484% (LIBOR03M + 4.000%) due 08/14/2026 ~		$2,170	$2,081

Ancestry.com Operations, Inc.
5.750% (LIBOR03M + 3.250%) due 10/19/2023 ~		679	675

B.C. Unlimited Liability Co.
4.749% (LIBOR03M + 2.250%) due 02/16/2024 ~		980	965

CBS Radio, Inc.
5.249% (LIBOR03M + 2.750%) due 11/18/2024 ~		190	185

Dun & Bradstreet Corp.
7.490% (LIBOR03M + 5.000%) due 02/08/2026 ~		200	199

Envision Healthcare Corp.
6.249% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,247	1,169

Neiman Marcus Group Ltd. LLC
5.733% - 6.021% (LIBOR03M + 3.250%) due 10/25/2020 ~		2,955	2,752

Ortho-Clinical Diagnostics S.A.
5.749% (LIBOR03M + 3.250%) due 06/30/2025 ~		800	772

RegionalCare Hospital Partners Holdings, Inc.
6.982% (LIBOR03M + 4.500%) due 11/16/2025 ~		3,741	3,710

Sequa Mezzanine Holdings LLC
7.776% (LIBOR03M + 5.000%) due 11/28/2021 ~		174	170

Sigma Bidco BV
5.603% (LIBOR03M + 3.000%) due 07/02/2025 ~		496	484

TEX Operations Co. LLC
4.499% (LIBOR03M + 2.000%) due 08/04/2023 ~		867	864

Verscend Holding Corp.
6.999% (LIBOR03M + 4.500%) due 08/24/2025 ~		672	667

Total Loan Participations and Assignments (Cost $14,926)			14,693

CORPORATE BONDS & NOTES 84.1%

BANKING & FINANCE 24.7%

Ally Financial, Inc.
8.000% due 11/01/2031		9,215	11,475

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	1,200	1,363

Arrow Global Finance PLC
5.125% due 09/15/2024		400	500

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		$2,300	2,369

Banco BTG Pactual S.A.
5.500% due 01/31/2023		300	300

Banco Mercantil del Norte S.A.
6.875% due 07/06/2022 •(f)(g)		400	399
7.625% due 01/10/2028 •(f)(g)		400	402

Banco Pan S.A.
8.500% due 04/23/2020		1,875	1,943

Barclays PLC
7.875% due 09/15/2022 •(f)(g)	GBP	2,300	3,136
8.000% due 06/15/2024 •(f)(g)		$800	819

Blackstone CQP Holdco LP
6.000% due 08/18/2021		5,800	5,800
6.500% due 03/20/2021		23,100	23,100

Cabot Financial Luxembourg S.A.
6.500% due 04/01/2021	GBP	400	519
7.500% due 10/01/2023		5,800	7,433

CIT Group, Inc.
5.000% due 08/15/2022		$3,375	3,523
5.800% due 06/15/2022 •(f)		550	545

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Agricole S.A.
7.875% due 01/23/2024 •(f)(g)	$600	$646

Credit Suisse Group AG
7.500% due 12/11/2023 •(f)(g)	600	636

Fly Leasing Ltd.
6.375% due 10/15/2021	350	355

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	1,150	1,139

Freedom Mortgage Corp.
8.125% due 11/15/2024	430	384
8.250% due 04/15/2025	1,500	1,339

HSBC Holdings PLC
6.375% due 03/30/2025 •(f)(g)	400	413

Icahn Enterprises LP
6.250% due 02/01/2022	250	257
6.375% due 12/15/2025	2,800	2,873

Intrepid Aviation Group Holdings LLC
8.500% due 08/15/2021	875	904

Jefferies Finance LLC
6.875% due 04/15/2022	1,650	1,666
7.500% due 04/15/2021	3,825	3,901

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	1,000	999

Ladder Capital Finance Holdings LLLP
5.250% due 03/15/2022	2,150	2,188

Lincoln Finance Ltd.
7.375% due 04/15/2021	300	306

LoanCore Capital Markets LLC
6.875% due 06/01/2020	905	907

Nationstar Mortgage LLC
6.500% due 07/01/2021	525	526
6.500% due 06/01/2022	1,850	1,825

Navient Corp.
5.625% due 08/01/2033	3,550	2,733
5.875% due 03/25/2021	3,250	3,368
6.625% due 07/26/2021	6,750	7,071

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	10,850	11,094

Pinnacol Assurance
8.625% due 06/25/2034 «(h)	5,000	4,891

SLM Corp.
5.125% due 04/05/2022	2,000	1,970

Societe Generale S.A.
7.375% due 09/13/2021 •(f)(g)	300	310

Springleaf Finance Corp.
6.125% due 05/15/2022	1,125	1,170
7.125% due 03/15/2026	1,600	1,632

Stearns Holdings LLC
9.375% due 08/15/2020	9,895	9,301

Sumitomo Mitsui Financial Group, Inc.
3.621% (US0003M + 0.860%) due 07/19/2023 ~	800	803

Uniti Group, Inc.
6.000% due 04/15/2023	900	855

		130,088

INDUSTRIALS 50.7%

ADT Security Corp.
3.500% due 07/15/2022	1,000	968
4.875% due 07/15/2032	530	432

Afren PLC
6.625% due 12/09/2020 ^(b)	1,952	7
10.250% due 04/08/2019 ^(b)	1,537	13

Alliance Data Systems Corp.
5.875% due 11/01/2021	850	871

Altice France S.A.
7.375% due 05/01/2026	4,300	4,225

AMC Networks, Inc.
4.750% due 08/01/2025	3,275	3,259

Avon Products, Inc.
7.000% due 03/15/2023	3,000	2,944

Baffinland Iron Mines Corp.
8.750% due 07/15/2026	3,000	3,026

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ball Corp.
4.875% due 03/15/2026		$1,200	$1,243

Bausch Health Americas, Inc.
9.250% due 04/01/2026		2,375	2,605

Bausch Health Cos., Inc.
4.500% due 05/15/2023	EUR	4,800	5,443
5.875% due 05/15/2023		$3,800	3,852
6.125% due 04/15/2025		1,100	1,092

BCD Acquisition, Inc.
9.625% due 09/15/2023		900	959

Boise Cascade Co.
5.625% due 09/01/2024		100	99

Bombardier, Inc.
7.875% due 04/15/2027		900	929

Boyd Gaming Corp.
6.000% due 08/15/2026		850	874

California Resources Corp.
5.000% due 01/15/2020		8,281	7,826
5.500% due 09/15/2021		584	453
6.000% due 11/15/2024		4,329	2,944
8.000% due 12/15/2022		4,468	3,520

CCO Holdings LLC
5.750% due 02/15/2026		2,550	2,677
5.875% due 04/01/2024		1,600	1,676

Charter Communications Operating LLC
5.375% due 04/01/2038		200	202
5.750% due 04/01/2048		150	157

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		3,750	4,087
7.000% due 06/30/2024		1,600	1,810

Chobani LLC
7.500% due 04/15/2025		2,750	2,478

Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		450	463

CommScope Technologies LLC
5.000% due 03/15/2027		5,000	4,446

Community Health Systems, Inc.
6.250% due 03/31/2023		6,950	6,550

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(a)(h)		5,134	1,925

Continental Resources, Inc.
5.000% due 09/15/2022		240	242

CVS Health Corp.
4.300% due 03/25/2028		650	660
4.780% due 03/25/2038		100	99

DAE Funding LLC
4.500% due 08/01/2022		400	405
5.000% due 08/01/2024		2,250	2,284
5.750% due 11/15/2023		100	103

Dell International LLC
8.350% due 07/15/2046		1,327	1,606

Dell, Inc.
5.400% due 09/10/2040		6,200	5,270
6.500% due 04/15/2038		17,450	16,796

Eldorado Resorts, Inc.
7.000% due 08/01/2023		1,200	1,259

Endo Dac
5.875% due 10/15/2024 (j)		3,200	3,156
6.000% due 07/15/2023		3,232	2,505
6.000% due 02/01/2025		12,900	9,417

Envision Healthcare Corp.
8.750% due 10/15/2026		4,250	3,798

Fair Isaac Corp.
5.250% due 05/15/2026		125	129

Ford Motor Co.
4.750% due 01/15/2043		3,000	2,360

goeasy Ltd.
7.875% due 11/01/2022		2,750	2,894

Greif, Inc.
6.500% due 03/01/2027		750	769

HCA, Inc.
5.250% due 06/15/2026		950	1,020
5.375% due 02/01/2025		3,450	3,666

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	59

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hilton Worldwide Finance LLC
4.875% due 04/01/2027		$650	$660

Huntsman International LLC
5.125% due 04/15/2021	EUR	600	728

iHeartCommunications, Inc.
9.000% due 12/15/2019 ^(b)		$6,500	4,647

IHS Markit Ltd.
4.750% due 02/15/2025		2,300	2,398

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024		4,000	3,910

Jagged Peak Energy LLC
5.875% due 05/01/2026		1,200	1,196

JBS USA LUX S.A.
7.250% due 06/01/2021		3,400	3,441

KB Home
7.625% due 05/15/2023		500	547

KFC Holding Co.
5.000% due 06/01/2024		1,000	1,022

Kinder Morgan, Inc.
8.050% due 10/15/2030		200	256

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023		9,906	8,544

Live Nation Entertainment, Inc.
5.625% due 03/15/2026		100	104

Mallinckrodt International Finance S.A.
4.875% due 04/15/2020		4,975	4,975
5.500% due 04/15/2025		500	393
5.625% due 10/15/2023 (j)		9,100	7,598
5.750% due 08/01/2022 (j)		900	851

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		325	342

Matterhorn Telecom S.A.
3.625% due 05/01/2022	CHF	700	709

MGM Resorts International
5.750% due 06/15/2025		$1,000	1,041
6.000% due 03/15/2023		2,000	2,115

Minerva Luxembourg S.A.
6.500% due 09/20/2026		2,300	2,291

MPLX LP
4.500% due 07/15/2023		1,100	1,154

NCI Building Systems, Inc.
8.000% due 04/15/2026		1,000	902

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (a)	EUR	8,967	9,780

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (e)(f)		$574	6

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		1,000	953

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		4,650	4,638
5.500% due 02/15/2024		1,100	1,144

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(b)		1,250	296
5.500% due 04/12/2037 ^(b)		1,250	296

PetSmart, Inc.
5.875% due 06/01/2025		2,500	2,106

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026		1,100	1,147

Post Holdings, Inc.
5.000% due 08/15/2026		2,000	1,952
5.500% due 03/01/2025		500	508

Precision Drilling Corp.
7.750% due 12/15/2023		950	981

Rackspace Hosting, Inc.
8.625% due 11/15/2024		675	603

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		3,375	3,581
5.625% due 03/01/2025		950	1,046
5.875% due 06/30/2026		850	947

Sands China Ltd.
5.400% due 08/08/2028		700	736

Scientific Games International, Inc.
5.000% due 10/15/2025		1,650	1,621

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sealed Air Corp.
6.875% due 07/15/2033		$400	$434

Sensata Technologies BV
5.625% due 11/01/2024		600	642

Standard Industries, Inc.
5.375% due 11/15/2024		2,100	2,160

Star Merger Sub, Inc.
10.250% due 02/15/2027		8,325	8,575

Suburban Propane Partners LP
5.750% due 03/01/2025		460	447

T-Mobile USA, Inc.
4.750% due 02/01/2028		3,200	3,184
6.000% due 04/15/2024		2,625	2,743
6.500% due 01/15/2026		3,800	4,066

Team Health Holdings, Inc.
6.375% due 02/01/2025		1,000	816

Tenet Healthcare Corp.
4.750% due 06/01/2020		1,100	1,118
6.000% due 10/01/2020		600	623

Tesco PLC
6.150% due 11/15/2037		510	541

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	300	314

Toll Brothers Finance Corp.
4.875% due 03/15/2027		$1,500	1,481

United Rentals North America, Inc.
4.625% due 10/15/2025		1,450	1,435
5.500% due 05/15/2027		350	354

VeriSign, Inc.
4.750% due 07/15/2027		4,000	4,015

ViaSat, Inc.
5.625% due 04/15/2027		275	281

Videotron Ltd.
5.125% due 04/15/2027		1,350	1,380

Virgin Australia Pass-Through Trust
6.000% due 04/23/2022		10	10

Virgin Media Finance PLC
5.250% due 02/15/2022		1,600	1,624

Virgin Media Receivables Financing Notes DAC
5.500% due 09/15/2024	GBP	3,000	3,941

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		1,900	2,498

VOC Escrow Ltd.
5.000% due 02/15/2028		$300	293

Williams Scotsman International, Inc.
6.875% due 08/15/2023		2,050	2,055

WMG Acquisition Corp.
5.500% due 04/15/2026		1,750	1,800

Wyndham Destinations, Inc.
5.750% due 04/01/2027		3,350	3,335

Wynn Las Vegas LLC
5.250% due 05/15/2027		1,000	948

Ziggo BV
5.500% due 01/15/2027		1,600	1,588

			267,359

UTILITIES 8.7%

Blue Racer Midstream LLC
6.125% due 11/15/2022		1,050	1,071

CenturyLink, Inc.
7.500% due 04/01/2024 (j)		950	1,007

Genesis Energy LP
5.625% due 06/15/2024		200	193
6.000% due 05/15/2023		2,525	2,550
6.500% due 10/01/2025		600	587

NSG Holdings LLC
7.750% due 12/15/2025		1,714	1,843

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		393	388

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (a)		910	567

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022	$177	$170

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (a)	691	176

Pacific Gas & Electric Co.
3.300% due 12/01/2027 ^(b)	100	88
5.125% due 11/15/2043 ^(b)	100	91
6.050% due 03/01/2034 ^(b)	100	100

Petrobras Global Finance BV
5.299% due 01/27/2025	1,000	1,017
8.750% due 05/23/2026	1,500	1,778

Rio Oil Finance Trust
8.200% due 04/06/2028	600	651

Sprint Capital Corp.
8.750% due 03/15/2032	2,300	2,432

Sprint Communications, Inc.
7.000% due 08/15/2020	3,800	3,933

Sprint Corp.
7.125% due 06/15/2024	4,600	4,680
7.875% due 09/15/2023	6,750	7,104

Targa Resources Partners LP
6.500% due 07/15/2027	100	108
6.875% due 01/15/2029	425	464

Terraform Global Operating LLC
6.125% due 03/01/2026	2,000	1,955

TerraForm Power Operating LLC
5.000% due 01/31/2028	2,500	2,422

Vistra Energy Corp.
7.375% due 11/01/2022	950	988
8.000% due 01/15/2025	4,775	5,103
8.125% due 01/30/2026	3,775	4,129

		45,595

Total Corporate Bonds & Notes (Cost $439,256)		443,042

MUNICIPAL BONDS & NOTES 0.7%

FLORIDA 0.1%

Sunrise, Florida Special Assessment Notes, Series 2015
4.800% due 05/01/2025	450	461

NEW YORK 0.0%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	100	100

WEST VIRGINIA 0.6%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,305	3,305

Total Municipal Bonds & Notes (Cost $3,167)		3,866

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%

Adjustable Rate Mortgage Trust
3.945% due 10/25/2035 ~	83	69

American Home Mortgage Assets Trust
3.317% due 11/25/2046 •	636	325
6.250% due 06/25/2037 ^Ø	175	156

Banc of America Alternative Loan Trust
2.886% due 05/25/2035 ^•	33	28

Banc of America Funding Trust
4.311% due 03/20/2036 ^~	103	92

Bear Stearns ALT-A Trust
4.409% due 01/25/2035 ~	3	3

Citigroup Mortgage Loan Trust
4.990% due 11/25/2035 •	169	170

Countrywide Alternative Loan Trust
2.666% due 05/25/2047 •	23	23
2.698% due 03/20/2046 •	41	37
2.746% due 07/25/2046 ^•	316	194

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.397% due 12/25/2035 •	$54	$49
3.680% due 10/25/2035 ^~	34	29

Countrywide Home Loan Mortgage Pass-Through Trust
3.126% due 03/25/2035 •	131	131
6.000% due 05/25/2036 ^	83	68

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.000% due 03/24/2049	3	3

Downey Savings & Loan Association Mortgage Loan Trust
2.732% due 02/19/2045 •	21	21

First Horizon Alternative Mortgage Securities Trust
4.388% due 09/25/2035 ^~	240	231
6.000% due 05/25/2036 ^	77	58

GMAC Mortgage Corp. Loan Trust
4.251% due 04/19/2036 ^~	188	171

GSR Mortgage Loan Trust
4.460% due 11/25/2035 ~	42	42
4.545% due 04/25/2035 ~	2	2
4.762% due 05/25/2035 ~	305	284

HarborView Mortgage Loan Trust
2.672% due 01/19/2038 •	24	23
2.722% due 03/19/2036 ^•	410	382

IndyMac Mortgage Loan Trust
4.033% due 09/25/2035 ^~	56	52

JPMorgan Mortgage Trust
3.674% due 07/27/2037 ~	304	306
4.329% due 07/25/2035 ~	64	65
6.000% due 08/25/2037 ^	94	75

Residential Accredit Loans, Inc. Trust
2.816% due 03/25/2037 •	344	103
5.803% due 02/25/2036 ^~	231	211

Residential Asset Securitization Trust
6.000% due 05/25/2037 ^	77	66

Structured Asset Mortgage Investments Trust
2.706% due 05/25/2036 •	28	25

WaMu Mortgage Pass-Through Certificates Trust
3.167% due 05/25/2047 •	320	300
3.325% due 10/25/2036 ^~	149	137
3.943% due 07/25/2037 ^~	134	124

Wells Fargo Mortgage-Backed Securities Trust
4.974% due 03/25/2035 ~	147	150

Total Non-Agency Mortgage-Backed Securities (Cost $3,491)		4,205

ASSET-BACKED SECURITIES 0.4%

Carrington Mortgage Loan Trust
2.636% due 08/25/2036 •	88	78

Credit-Based Asset Servicing & Securitization Trust
3.568% due 01/25/2037 ^Ø	934	419

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^Ø	382	157

Mid-State Trust
7.791% due 03/15/2038	12	13

Morgan Stanley ABS Capital, Inc. Trust
2.626% due 05/25/2037 •	92	82

Option One Mortgage Loan Trust Asset-Backed Certificates
3.461% due 08/25/2033 •	58	57

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
2.636% due 08/25/2036 •		$23	$21
6.980% due 09/25/2031 Ø		1,335	1,351

Total Asset-Backed Securities (Cost $2,022)			2,178

SOVEREIGN ISSUES 0.7%

Argentina Government International Bond
3.380% due 12/31/2038 Ø	EUR	6,000	3,840

Total Sovereign Issues (Cost $4,029)			3,840

		SHARES
COMMON STOCKS 1.5%

CONSUMER DISCRETIONARY 0.5%

Caesars Entertainment Corp. (c)		295,846	2,571

			2,571

ENERGY 0.0%

Dommo Energia S.A. SP - ADR «(c)		251	5

FINANCIALS 0.2%

CIT Group, Inc.		26,331	1,263

Hipotecaria Su Casita S.A. «		78,886	0

Mr Cooper Group, Inc. (c)		4,374	42

			1,305

HEALTH CARE 0.8%

NVHL S.A. ‘A’ «(c)(h)		231,498	416

NVHL S.A. ‘B’ «(c)(h)		231,498	416

NVHL S.A. ‘C’ «(c)(h)		231,498	416

NVHL S.A. ‘D’ «(c)(h)		231,498	416

NVHL S.A. ‘E’ «(c)(h)		231,498	416

NVHL S.A. ‘F’ «(c)(h)		231,498	415

NVHL S.A. ‘G’ «(c)(h)		231,498	415

NVHL S.A. ‘H’ «(c)(h)		231,498	415

NVHL S.A. ‘I’ «(c)(h)		231,498	415

NVHL S.A. ‘J’ «(c)(h)		231,498	415

			4,155

Total Common Stocks (Cost $11,452)			8,036

WARRANTS 0.3%

INFORMATION TECHNOLOGY 0.3%

Novasep Holding SAS - Exp. 05/31/2022 «		2,849,700	1,438

UTILITIES 0.0%

Vistra Energy Corp. - Exp. 02/02/2024		60,750	133

Total Warrants (Cost $160)			1,571

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

INDUSTRIALS 0.3%

Xfit Brands, Inc. «	1,000	$1,414

Total Preferred Securities (Cost $3,656)		1,414

REAL ESTATE INVESTMENT TRUSTS 1.5%

REAL ESTATE 1.5%

VICI Properties, Inc.	354,535	7,757

Total Real Estate Investment Trusts (Cost $4,317)		7,757

SHORT-TERM INSTRUMENTS 2.6%

REPURCHASE AGREEMENTS (i) 2.4%
		12,735

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.2%
2.401% due 04/11/2019 - 06/06/2019 (d)(e)(m)	$1,107	1,106

Total Short-Term Instruments (Cost $13,841)		13,841

Total Investments in Securities (Cost $500,317)		504,443

	SHARES
INVESTMENTS IN AFFILIATES 4.4%

COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Xfit Brands, Inc. ^(c)	2,041	17

Total Common Stocks (Cost $418)		17

SHORT-TERM INSTRUMENTS 4.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.4%

PIMCO Short-Term Floating NAV Portfolio III	2,316,746	22,910

Total Short-Term Instruments (Cost $22,897)		22,910

Total Investments in Affiliates (Cost $23,315)		22,927

Total Investments 100.1% (Cost $523,632)		$527,370

Financial Derivative Instruments (k)(l) (0.1)% (Cost or Premiums, net $8,915)		(460)

Other Assets and Liabilities, net (0.0)%		195

Net Assets 100.0%		$527,105

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	61

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012 - 05/01/2013	$ 723	$416	0.08%
NVHL S.A. ‘B’	03/09/2012 - 05/01/2013	723	416	0.08
NVHL S.A. ‘C’	03/09/2012 - 05/01/2013	723	416	0.08
NVHL S.A. ‘D’	03/09/2012 - 05/01/2013	723	416	0.08
NVHL S.A. ‘E’	03/09/2012 - 05/01/2013	724	416	0.08
NVHL S.A. ‘F’	03/09/2012 - 05/01/2013	724	415	0.08
NVHL S.A. ‘G’	03/09/2012 - 05/01/2013	724	415	0.08
NVHL S.A. ‘H’	03/09/2012 - 05/01/2013	724	415	0.08
NVHL S.A. ‘I’	03/09/2012 - 05/01/2013	724	415	0.08
NVHL S.A. ‘J’	03/09/2012 - 05/01/2013	724	415	0.08
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	5,000	4,891	0.93

		$ 12,236	$9,046	1.73%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.000%	12/21/2018	12/21/2020	$4,700	Macy’s Retail Holdings, Inc. 3.625% due 06/01/2024	$(4,851)	$4,700	$4,713
FICC	2.000	03/29/2019	04/01/2019	1,483	U.S. Treasury Notes 1.125% due 06/30/2021	(1,513)	1,483	1,483
JML	(1.000)	01/18/2019	01/17/2021	2,088	Country Garden Holding, Co. 7.500% due 03/09/2020	(2,051)	2,088	2,084
SBI	0.750	08/31/2018	08/15/2026	4,464	American Airlines Pass-Through Trust 4.950% due 08/15/2026	(4,310)	4,464	4,484

Total Repurchase Agreements						$(12,725)	$12,735	$12,764

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	0.875%	12/24/2018	TBD	(3)	$(845)	$(847)
	1.000	03/14/2019	TBD	(3)	(3,775)	(3,775)
BRC	(0.500)	12/18/2018	TBD	(3)	(630)	(629)
CFR	0.750	09/26/2018	TBD	(3)	(3,097)	(3,101)

Total Reverse Repurchase Agreements						$(8,352)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Corporate Bonds & Notes (2.1)%
Banking & Finance (0.4)%
Country Garden Holdings Co. Ltd.	7.500%	03/09/2020	$2,000	$(2,041)	$(2,126)

Industrials (1.7)%
American Airlines Pass-Through Trust	4.950	08/15/2026	4,161	(4,359)	(4,316)
Macy’s Retail Holdings, Inc.	3.625	06/01/2024	5,000	(4,835)	(4,888)

Total Industrials				(9,194)	(9,204)

Total Short Sales (2.1)%				$(11,235)	$(11,330)

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(4,622)	$0	$0	$(4,622)	$4,848	$226
BOS	4,713	0	0	0	4,713	(4,851)	(138)
BRC	0	(629)	0	0	(629)	742	113
CFR	0	(3,101)	0	0	(3,101)	3,067	(34)
FICC	1,483	0	0	0	1,483	(1,513)	(30)
JML	2,084	0	0	0	2,084	(2,051)	33
SBI	4,484	0	0	0	4,484	(4,337)	147

Master Securities Forward Transaction Agreement
BCY	0	0	0	(6,442)	(6,442)	0	(6,442)
GSC	0	0	0	(4,888)	(4,888)	0	(4,888)

Total Borrowings and Other Financing Transactions	$12,764	$(8,352)	$0	$(11,330)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(8,352)	$(8,352)

Total Borrowings	$0	$0	$0	$(8,352)	$(8,352)

Payable for reverse repurchase agreements					$(8,352)

(j)	Securities with an aggregate market value of $8,657 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(23,895) at a weighted average interest rate of 1.087%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $171 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	422	$	52,420	$697	$0	$(119)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2019	76	$	(14,181)	$(310)	$21	$0
Euro-Buxl 30-Year Bond June Futures	06/2019	10		(2,150)	(106)	15	0
U.S. Treasury 30-Year Bond June Futures	06/2019	29		(4,340)	(100)	11	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	24		(4,032)	(147)	9	0

					$(663)	$56	$0

Total Futures Contracts					$34	$56	$(119)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	63

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Anadarko Petroleum Corp.	(1.000)%	Quarterly	12/20/2023	0.994%	$	10,000	$190	$(196)	$(6)	$0	$(7)
Anheuser-Busch InBev	(1.000)	Quarterly	12/20/2023	0.617	EUR	8,800	(183)	1	(182)	2	0
ArcelorMittal	(1.000)	Quarterly	06/20/2024	1.849		2,000	402	(306)	96	0	(7)
Arconic, Inc.	(1.000)	Quarterly	06/20/2021	0.424	$	5,000	263	(327)	(64)	0	(2)
Freeport-McMoRan, Inc.	(1.000)	Quarterly	12/20/2023	1.699		4,000	281	(161)	120	0	(5)
Macy’s Retail Holdings, Inc.	(1.000)	Quarterly	06/20/2023	1.556		4,000	112	(26)	86	0	(4)
Viacom, Inc.	(1.000)	Quarterly	06/20/2027	1.378		10,000	556	(291)	265	0	(25)

							$1,621	$(1,306)	$315	$2	$(50)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Ford Motor Co.	5.000%	Quarterly	06/20/2023	2.026%	$200	$30	$(7)	$23	$0	$0
Sprint Communications, Inc.	5.000	Quarterly	09/20/2020	1.025	4,750	187	96	283	0	(6)

						$217	$89	$306	$0	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	6,076	$(372)	$(53)	$(425)	$0	$(15)
CDX.HY-31 5-Year Index	(5.000)	Quarterly	12/20/2023		11,760	(857)	54	(803)	0	(42)

						$(1,229)	$1	$(1,228)	$0	$(57)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	Semi-Annual	12/16/2022	$	151,800	$7,692	$(7,107)	$585	$0	$(282)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/16/2025		19,500	1,484	(1,157)	327	0	(47)

							$9,176	$(8,264)	$912	$0	$(329)

Total Swap Agreements							$9,785	$(9,480)	$305	$2	$(442)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$56	$2	$58	$0	$(119)	$(442)	$(561)

Cash of $8,788 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019		$26,049	EUR	23,145	$0	$(86)
	05/2019	EUR	23,145		$26,116	86	0

CBK	04/2019		915		1,037	11	0
	04/2019	GBP	15,010		19,779	229	0
	04/2019		$968	EUR	853	0	(11)
	05/2019		776		689	0	(1)

GLM	04/2019	CHF	649		$652	0	0

JPM	04/2019	EUR	22,380		25,546	441	0
	04/2019		$653	CHF	649	0	(1)
	05/2019	CHF	649		$655	2	0

SCX	04/2019		$19,871	GBP	15,010	0	(322)
	05/2019	GBP	15,010		$19,902	321	0

TOR	04/2019	EUR	703		799	10	0

Total Forward Foreign Currency Contracts						$1,100	$(421)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Turkey Government International Bond	(1.000)%	Quarterly	03/20/2020	3.488%	$	7,000	$291	$(127)	$164	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
GST	Deutsche Bank AG	1.000%	Quarterly	12/20/2023	2.862%	EUR	2,000	$(192)	$5	$0	$(187)
	Royal Bank of Scotland Group PLC	1.000	Quarterly	12/20/2023	1.736		2,000	(124)	48	0	(76)

HUS	Danske Bank A/S	1.000	Quarterly	12/20/2023	1.843		2,000	(144)	64	0	(80)
	UniCredit SpA	1.000	Quarterly	06/20/2023	3.091		5,000	(701)	244	0	(457)

								$(1,161)	$361	$0	$(800)

Total Swap Agreements								$(870)	$234	$164	$(800)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$86	$0	$0	$86	$(86)	$0	$0	$(86)	$0	$0	$0
CBK	240	0	0	240	(12)	0	0	(12)	228	0	228
GST	0	0	0	0	0	0	(263)	(263)	(263)	346	83

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	65

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
HUS	$0	$0	$0	$0	$0	$0	$(537)	$(537)	$(537)	$507	$(30)
JPM	443	0	164	607	(1)	0	0	(1)	606	(370)	236
SCX	321	0	0	321	(322)	0	0	(322)	(1)	0	(1)
TOR	10	0	0	10	0	0	0	0	10	0	10

Total Over the Counter	$1,100	$0	$164	$1,264	$(421)	$0	$(800)	$(1,221)

(m)

Securities with an aggregate market value of $854 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$56	$56
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$0	$56	$58

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,100	$0	$1,100
Swap Agreements	0	164	0	0	0	164

	$0	$164	$0	$1,100	$0	$1,264

	$0	$166	$0	$1,100	$56	$1,322

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$119	$119
Swap Agreements	0	113	0	0	329	442

	$0	$113	$0	$0	$448	$561

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$421	$0	$421
Swap Agreements	0	800	0	0	0	800

	$0	$800	$0	$421	$0	$1,221

	$0	$913	$0	$421	$448	$1,782

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(417)	$(417)
Swap Agreements	0	(1,578)	0	0	(159)	(1,737)

	$0	$(1,578)	$0	$0	$(576)	$(2,154)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,803	$0	$3,803
Swap Agreements	0	(22)	0	0	0	(22)

	$0	$(22)	$0	$3,803	$0	$3,781

	$0	$(1,600)	$0	$3,803	$(576)	$1,627

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$274	$274
Swap Agreements	0	(126)	0	0	3,410	3,284

	$0	$(126)	$0	$0	$3,684	$3,558

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$410	$0	$410
Swap Agreements	0	528	0	0	0	528

	$0	$528	$0	$410	$0	$938

	$0	$402	$0	$410	$3,684	$4,496

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$14,693	$0	$14,693
Corporate Bonds & Notes
Banking & Finance	0	125,197	4,891	130,088
Industrials	0	267,359	0	267,359
Utilities	0	45,595	0	45,595
Municipal Bonds & Notes
Florida	0	461	0	461
New York	0	100	0	100
West Virginia	0	3,305	0	3,305
Non-Agency Mortgage-Backed Securities	0	4,205	0	4,205
Asset-Backed Securities	0	2,178	0	2,178
Sovereign Issues	0	3,840	0	3,840
Common Stocks
Consumer Discretionary	2,571	0	0	2,571
Energy	0	0	5	5
Financials	1,305	0	0	1,305
Health Care	0	0	4,155	4,155
Warrants
Information Technology	0	0	1,438	1,438
Utilities	133	0	0	133
Preferred Securities
Industrials	0	0	1,414	1,414
Real Estate Investment Trusts
Real Estate	7,757	0	0	7,757
Short-Term Instruments
Repurchase Agreements	0	12,735	0	12,735
U.S. Treasury Bills	0	1,106	0	1,106

	$11,766	$480,774	$11,903	$504,443

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Common Stocks
Consumer Discretionary	$17	$0	$0	$17
Short-Term Instruments
Central Funds Used for Cash Management Purposes	22,910	0	0	22,910

	$22,927	$0	$0	$22,927

Total Investments	$34,693	$480,774	$11,903	$527,370

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(11,330)	$0	$(11,330)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	56	2	0	58
Over the counter	0	1,264	0	1,264

	$56	$1,266	$0	$1,322

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(119)	$(442)	$0	$(561)
Over the counter	0	(1,221)	0	(1,221)

	$(119)	$(1,663)	$0	$(1,782)

Total Financial Derivative Instruments	$(63)	$(397)	$0	$(460)

Totals	$34,630	$469,047	$11,903	$515,580

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	67

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

March 31, 2019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$12,758	$0	$(7,500)	$8	$32	$(407)	$0	$0	$4,891	$(531)
Common Stocks
Energy	10	0	0	0	0	(5)	0	0	5	(5)
Financials	0	0	0	0	0	0	0	0	0	0
Health Care	4,557	0	0	0	0	(402)	0	0	4,155	(400)
Warrants
Information Technology	172	0	0	0	0	1,266	0	0	1,438	1,266
Preferred Securities
Industrials	1,414	0	0	0	0	0	0	0	1,414	0

Investments in Affiliates, at Value
Common Stocks
Consumer Discretionary	$25	$0	$0	$0	$0	$(8)	$0	$(17)	$0	$0

Totals	$18,936	$0	$(7,500)	$8	$32	$444	$0	$(17)	$11,903	$330

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$4,891	Reference Instrument	Option Adjusted Spread	642.930 bps
Common Stocks
Energy	5	Other Valuation Techniques(2)	—	—
Financials	0	Other Valuation Techniques(2)	—	—
Health Care	4,155	Third Party Vendor	Broker Quote	EUR 1.600
Warrants
Information Technology	1,438	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	1,414	Other Valuation Techniques(2)	—	—

Total	$11,903

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.5%

Avolon Holdings Ltd.
4.488% (LIBOR03M + 2.000%) due 01/15/2025 ~	$3,309	$3,288

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(h)	6,486	6,564

Dell International LLC
4.500% (LIBOR03M + 2.000%) due 09/07/2023 ~	2,370	2,346

Delta Air Lines, Inc.
4.501% (LIBOR03M + 1.900%) due 09/30/2019 ~(h)	5,713	5,720

Las Vegas Sands LLC
4.249% (LIBOR03M + 1.750%) due 03/27/2025 ~	19,899	19,575

Marriott Ownership Resorts, Inc.
4.749% (LIBOR03M + 2.250%) due 08/29/2025 ~	798	795

WR Grace & Co.
4.351% (LIBOR03M + 1.750%) due 04/03/2025 «~	299	295

Wyndham Hotels & Resorts, Inc.
4.249% (LIBOR03M + 1.750%) due 05/30/2025 ~	1,791	1,771

Total Loan Participations and Assignments (Cost $40,472)		40,354

CORPORATE BONDS & NOTES 90.1%

BANKING & FINANCE 45.4%

AerCap Ireland Capital DAC
3.950% due 02/01/2022	600	608
4.450% due 04/03/2026 (a)	3,900	3,914
4.625% due 10/30/2020	5,659	5,795
4.875% due 01/16/2024	2,500	2,601

AGFC Capital Trust
4.537% (US0003M + 1.750%) due 01/15/2067 ~	3,080	1,694

Air Lease Corp.
2.750% due 01/15/2023	300	293
3.000% due 09/15/2023	3,300	3,230
3.250% due 03/01/2025	2,343	2,256

Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2028	300	302

American Financial Group, Inc.
3.500% due 08/15/2026	2,200	2,127

American Homes 4 Rent LP
4.250% due 02/15/2028	1,600	1,587

American International Group, Inc.
5.750% due 04/01/2048 •	300	293

American Tower Corp.
2.250% due 01/15/2022	600	591
2.800% due 06/01/2020	3,900	3,898
3.300% due 02/15/2021	400	404
3.450% due 09/15/2021	557	564
5.050% due 09/01/2020	5,247	5,408
5.900% due 11/01/2021	812	870

Assurant, Inc.
3.860% (US0003M + 1.250%) due 03/26/2021 ~	1,900	1,897

AvalonBay Communities, Inc.
3.217% (US0003M + 0.430%) due 01/15/2021 ~	5,000	4,966

Aviation Capital Group LLC
2.875% due 01/20/2022	2,300	2,267
7.125% due 10/15/2020	14,600	15,416

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	1,200	1,220

Banco Inbursa S.A. Institucion de Banca Multiple
4.375% due 04/11/2027	1,700	1,647

Banco Santander Mexico S.A.
4.125% due 11/09/2022	2,400	2,431

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Santander S.A.
4.379% due 04/12/2028	$4,800	$4,871

Bank of America Corp.
3.705% due 04/24/2028 •	133	134
3.732% (US0003M + 0.960%) due 07/23/2024 ~	6,200	6,217
3.779% (US0003M + 1.000%) due 04/24/2023 ~	2,500	2,521
3.875% due 08/01/2025	6,000	6,222
5.875% due 03/15/2028 •(f)	21,585	21,933
7.625% due 06/01/2019	4,665	4,701

Barclays Bank PLC
7.625% due 11/21/2022 (g)	3,600	3,917
10.179% due 06/12/2021	250	283

Barclays PLC
2.875% due 06/08/2020	200	200
3.200% due 08/10/2021	2,800	2,802
3.650% due 03/16/2025	6,800	6,652
3.684% due 01/10/2023	2,300	2,299
4.063% (US0003M + 1.380%) due 05/16/2024 ~	14,000	13,596
4.114% (US0003M + 1.430%) due 02/15/2023 ~	3,400	3,382
4.337% due 01/10/2028	7,200	7,169
4.610% due 02/15/2023 •	4,500	4,601
4.836% due 05/09/2028	200	198

BBVA Bancomer S.A.
5.125% due 01/18/2033 •(g)	7,800	7,201

BGC Partners, Inc.
5.125% due 05/27/2021	1,000	1,021
5.375% due 07/24/2023	6,000	6,195

BNP Paribas S.A.
4.705% due 01/10/2025 •	700	728
5.198% due 01/10/2030 •	7,500	8,111
6.625% due 03/25/2024 •(f)(g)	5,250	5,253
7.000% due 08/16/2028 •(f)(g)	400	400
7.375% due 08/19/2025 •(f)(g)	500	531

BOC Aviation Ltd.
3.788% (US0003M + 1.050%) due 05/02/2021 ~	2,100	2,111

Boston Properties LP
2.750% due 10/01/2026	7	7

BPCE S.A.
4.500% due 03/15/2025	5,700	5,740

Brighthouse Financial, Inc.
3.700% due 06/22/2027	300	271

Brixmor Operating Partnership LP
3.786% (US0003M + 1.050%) due 02/01/2022 ~	4,700	4,684

Cantor Fitzgerald LP
6.500% due 06/17/2022	1,700	1,823
7.875% due 10/15/2019	13,500	13,831

CBL & Associates LP
5.950% due 12/15/2026	900	662

Charles Schwab Corp.
5.000% due 12/01/2027 •(f)	700	659

Citigroup, Inc.
2.876% due 07/24/2023 •	400	398
3.200% due 10/21/2026	5,337	5,237
3.400% due 05/01/2026	875	871
3.520% due 10/27/2028 •	226	223
3.573% (US0003M + 0.790%) due 01/10/2020 ~	13,400	13,452
3.649% (US0003M + 1.023%) due 06/01/2024 ~	1,369	1,372
3.668% due 07/24/2028 •	9	9
3.729% (US0003M + 0.950%) due 07/24/2023 ~	10,000	10,021
3.783% (US0003M + 1.100%) due 05/17/2024 ~	1,000	1,005
3.887% due 01/10/2028 •	12,900	13,122
3.928% (US0003M + 1.190%) due 08/02/2021 ~	19,500	19,784
4.056% (US0003M + 1.430%) due 09/01/2023 ~	2,900	2,949

CME Group, Inc.
3.000% due 03/15/2025	2,795	2,814
5.300% due 09/15/2043	500	614

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CNH Industrial Capital LLC
4.375% due 11/06/2020	$7,225	$7,370
4.875% due 04/01/2021	6,500	6,695

Cooperatieve Rabobank UA
4.750% due 01/15/2020	1,069	1,086

Country Garden Holdings Co. Ltd.
7.500% due 03/09/2020	5,800	5,922

Credit Suisse AG
3.625% due 09/09/2024	6,800	6,929
6.500% due 08/08/2023 (g)	12,438	13,354

Credit Suisse Group AG
2.997% due 12/14/2023 •	1,300	1,279

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020	6,700	6,725
3.750% due 03/26/2025	10,200	10,294
3.800% due 06/09/2023	4,800	4,880

Crown Castle International Corp.
3.150% due 07/15/2023	3,000	3,000
3.400% due 02/15/2021	1,695	1,710
4.450% due 02/15/2026	1,400	1,464
5.250% due 01/15/2023	207	223

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(f)	3,500	3,504

Deutsche Bank AG
2.700% due 07/13/2020	7,400	7,322
3.150% due 01/22/2021	7,900	7,785
3.300% due 11/16/2022	400	388
3.767% (US0003M + 0.970%) due 07/13/2020 ~	8,700	8,672
4.028% (US0003M + 1.290%) due 02/04/2021 ~	14,140	14,027
4.250% due 10/14/2021	23,300	23,428

Digital Realty Trust LP
3.700% due 08/15/2027	2,700	2,678

Discover Bank
3.100% due 06/04/2020	500	501
3.450% due 07/27/2026	1,000	970

Discover Financial Services
4.100% due 02/09/2027	1,500	1,502

Doctors Co.
6.500% due 10/15/2023	675	708

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	526	534

EPR Properties
4.500% due 04/01/2025	3,500	3,570
4.500% due 06/01/2027	1,178	1,189
4.750% due 12/15/2026	10,000	10,287
5.250% due 07/15/2023	2,100	2,214

ERP Operating LP
4.500% due 07/01/2044	300	325

Essex Portfolio LP
3.875% due 05/01/2024	3,500	3,588

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	2,200	2,196

Federal Realty Investment Trust
3.250% due 07/15/2027	3,300	3,261

First American Financial Corp.
4.300% due 02/01/2023	2,975	3,029

Ford Motor Credit Co. LLC
2.343% due 11/02/2020	7,193	7,044
2.425% due 06/12/2020	8,398	8,290
2.459% due 03/27/2020	3,080	3,056
2.597% due 11/04/2019	2,700	2,693
2.681% due 01/09/2020	5,290	5,268
3.157% due 08/04/2020	1,900	1,887
3.168% (US0003M + 0.430%) due 11/02/2020 ~	1,100	1,075
3.200% due 01/15/2021	1,400	1,381
3.605% (US0003M + 0.810%) due 04/05/2021 ~	5,800	5,665
3.867% (US0003M + 1.270%) due 03/28/2022 ~	300	290
3.919% (US0003M + 1.235%) due 02/15/2023 ~	6,500	6,151
5.584% due 03/18/2024	14,700	14,919
5.875% due 08/02/2021	200	207
8.125% due 01/15/2020	2,572	2,666

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	69

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	$1,000	$988
3.373% due 11/15/2025	247	240

General Motors Financial Co., Inc.
4.250% due 05/15/2023	10	10
4.347% (US0003M + 1.550%) due 01/14/2022 ~	13,000	13,041

Global Bank Corp.
4.500% due 10/20/2021	500	506

GLP Capital LP
5.750% due 06/01/2028	1,200	1,293

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •	3,150	3,125
2.908% due 06/05/2023 •	3,849	3,808
3.649% (US0003M + 1.050%) due 06/05/2023 ~	11,200	11,218
3.691% due 06/05/2028 •	600	595
3.750% due 02/25/2026	4,600	4,625
3.779% (US0003M + 1.000%) due 07/24/2023 ~	4,218	4,218
3.875% (US0003M + 1.110%) due 04/26/2022 ~	9,000	9,051
4.017% due 10/31/2038 •	1,600	1,537
4.223% due 05/01/2029 •	10,000	10,242
4.229% (US0003M + 1.600%) due 11/29/2023 ~	100	102

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	449	450

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	1,900	1,948

Harley-Davidson Financial Services, Inc.
2.400% due 06/15/2020	504	498

Healthcare Realty Trust, Inc.
3.875% due 05/01/2025	600	600

Host Hotels & Resorts LP
3.875% due 04/01/2024	1,006	1,011
4.000% due 06/15/2025	1,133	1,130

HSBC Bank PLC
4.125% due 08/12/2020	6,900	7,027

HSBC Capital Funding LP
10.176% due 06/30/2030 •(f)	4,850	7,133

HSBC Holdings PLC
3.033% due 11/22/2023 •	2,000	1,991
3.283% (US0003M + 0.600%) due 05/18/2021 ~	3,600	3,599
3.977% (US0003M + 1.380%) due 09/12/2026 ~	800	802
4.300% due 03/08/2026	600	624
6.250% due 03/23/2023 •(f)(g)	3,500	3,498
6.500% due 03/23/2028 •(f)(g)	6,300	6,243

Hudson Pacific Properties LP
3.950% due 11/01/2027	2,000	1,946

Hutchison Whampoa International Ltd.
7.625% due 04/09/2019	1,300	1,301

ICICI Bank Ltd.
3.500% due 03/18/2020	6,000	6,018
4.800% due 05/22/2019	3,800	3,814
5.750% due 11/16/2020	1,800	1,868

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	2,800	2,783

ING Groep NV
3.600% (US0003M + 1.000%) due 10/02/2023 ~	3,600	3,593

Intercontinental Exchange, Inc.
4.000% due 10/15/2023	8,500	8,950

International Lease Finance Corp.
6.250% due 05/15/2019	6,600	6,624
8.250% due 12/15/2020	2,500	2,703
8.625% due 01/15/2022	8,800	10,002

Intesa Sanpaolo SpA
5.017% due 06/26/2024	2,200	2,128
6.500% due 02/24/2021	11,629	12,196

JPMorgan Chase & Co.
3.151% (US0003M + 0.550%) due 03/09/2021 ~	8,900	8,912

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.662% (US0003M + 0.890%) due 07/23/2024 ~	$6,390	$6,378
3.797% due 07/23/2024 •	5,150	5,293
3.900% due 07/15/2025	5	5
4.005% due 04/23/2029 •	10,900	11,215
4.009% (US0003M + 1.230%) due 10/24/2023 ~	3,100	3,148
4.400% due 07/22/2020	17	17
6.221% (US0003M + 3.470%) due 04/30/2019 ~(f)	2,167	2,181
8.750% due 09/01/2030	75	103

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •	400	401

Kilroy Realty LP
3.450% due 12/15/2024	3,000	2,975
4.375% due 10/01/2025	3,800	3,928

Legg Mason, Inc.
5.625% due 01/15/2044	1,000	991

Lincoln National Corp.
4.000% due 09/01/2023	100	105

Lloyds Bank PLC
2.400% due 03/17/2020	8,900	8,869
2.700% due 08/17/2020	500	499
5.800% due 01/13/2020	10,600	10,845
7.500% due 04/02/2032 Ø	2,400	1,862

Lloyds Banking Group PLC
3.750% due 01/11/2027	13,600	13,400
4.450% due 05/08/2025	14,700	15,280

Macquarie Group Ltd.
3.189% due 11/28/2023 •	7,500	7,455

MassMutual Global Funding
3.400% due 03/08/2026	2,600	2,646

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •	800	835

MetLife, Inc.
6.400% due 12/15/2066	30	32

Mid-America Apartments LP
3.750% due 06/15/2024	1,500	1,530
4.200% due 06/15/2028	3,500	3,624

Mitsubishi UFJ Financial Group, Inc.
3.415% (US0003M + 0.650%) due 07/26/2021 ~	6,200	6,213
3.668% (US0003M + 1.060%) due 09/13/2021 ~	7,700	7,786
4.506% (US0003M + 1.880%) due 03/01/2021 ~	400	410

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022	5,800	5,864
3.559% due 02/28/2024	400	406

Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019	4,700	4,692

Mizuho Bank Ltd.
2.400% due 03/26/2020	7,800	7,777
2.450% due 04/16/2019	1,300	1,300

Mizuho Financial Group, Inc.
2.632% due 04/12/2021	5,000	4,973

Morgan Stanley
3.625% due 01/20/2027	216	217
3.737% due 04/24/2024 •	15,500	15,827
3.958% (US0003M + 1.220%) due 05/08/2024 ~	4,900	4,939
4.179% (US0003M + 1.400%) due 10/24/2023 ~	3,000	3,048

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	3,520	3,465

Nationwide Building Society
4.302% due 03/08/2029 •	13,200	13,415
4.363% due 08/01/2024 •	6,600	6,712

Nissan Motor Acceptance Corp.
3.131% (US0003M + 0.520%) due 03/15/2021 ~	4,500	4,466

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023	6,100	6,230
5.250% due 01/15/2026	900	943

OMX Timber Finance Investments LLC
5.420% due 01/29/2020	2,000	2,026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ORIX Corp.
3.250% due 12/04/2024	$296	$296

Oversea-Chinese Banking Corp. Ltd.
3.133% (US0003M + 0.450%) due 05/17/2021 ~	2,000	2,007

Pacific Life Insurance Co.
9.250% due 06/15/2039	900	1,428

Physicians Realty LP
4.300% due 03/15/2027	1,975	1,967

Regency Centers LP
3.600% due 02/01/2027	200	199
4.125% due 03/15/2028	100	103
4.400% due 02/01/2047	200	201

Reliance Standard Life Global Funding
2.500% due 04/24/2019	9,000	8,998

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023	3,850	3,870
4.152% (US0003M + 1.550%) due 06/25/2024 ~	7,400	7,308
4.269% due 03/22/2025 •	5,000	5,055
4.892% due 05/18/2029 •	3,000	3,119
5.076% due 01/27/2030 •	27,400	28,882

Santander Holdings USA, Inc.
2.650% due 04/17/2020	568	566
3.700% due 03/28/2022	11,920	12,057
4.400% due 07/13/2027	3,000	2,979
4.450% due 12/03/2021	6,300	6,490
4.500% due 07/17/2025	500	516

Santander UK Group Holdings PLC
2.875% due 08/05/2021	6,080	6,035

Santander UK PLC
2.125% due 11/03/2020	8,000	7,914
3.400% due 06/01/2021	3,400	3,428
5.000% due 11/07/2023	800	821

SBA Tower Trust
2.877% due 07/15/2046	1,200	1,191
3.168% due 04/09/2047	100	100

Siam Commercial Bank PCL
3.500% due 04/07/2019	1,000	1,000

SL Green Operating Partnership LP
3.663% (US0003M + 0.980%) due 08/16/2021 ~	4,500	4,481

SL Green Realty Corp.
4.500% due 12/01/2022	7,200	7,450

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	600	593
4.125% due 07/15/2023	4,200	4,295

State Street Corp.
5.625% due 12/15/2023 •(f)	4,500	4,536

STORE Capital Corp.
4.500% due 03/15/2028	2,700	2,727

Sumitomo Mitsui Financial Group, Inc.
2.784% due 07/12/2022	183	182
4.281% (US0003M + 1.680%) due 03/09/2021 ~	2,400	2,452

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •	2,800	2,896

Temasek Financial Ltd.
2.375% due 01/23/2023	5,000	4,951

UBS AG
2.350% due 03/26/2020	3,350	3,340
3.106% (US0003M + 0.480%) due 12/01/2020 ~	400	401
3.175% due 06/08/2020 •	8,400	8,435
7.625% due 08/17/2022 (g)	5,125	5,640

UBS Group Funding Switzerland AG
2.859% due 08/15/2023 •	18,200	17,945
3.634% (US0003M + 0.950%) due 08/15/2023 ~	8,400	8,366
4.125% due 09/24/2025	700	724

UniCredit SpA
3.750% due 04/12/2022	5,000	4,981
7.830% due 12/04/2023	10,200	11,368

USB Capital
3.807% due 04/29/2019 •(f)	14,250	11,207

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vanke Real Estate Hong Kong Co. Ltd.
3.950% due 12/23/2019	$3,000	$3,017

Ventas Realty LP
3.250% due 08/15/2022	500	505

VEREIT Operating Partnership LP
3.950% due 08/15/2027	13,700	13,521
4.875% due 06/01/2026	900	939

Vonovia Finance BV
5.000% due 10/02/2023	4,655	4,836

Wachovia Capital Trust
5.570% due 04/29/2019 •(f)	10,010	9,895

Washington Prime Group LP
5.950% due 08/15/2024	3,200	3,004

WEA Finance LLC
3.250% due 10/05/2020	11,700	11,776
3.750% due 09/17/2024	3,400	3,476

Wells Fargo & Co.
2.500% due 03/04/2021	1,525	1,518
3.300% due 09/09/2024	233	235
3.550% due 09/29/2025	92	94

Wells Fargo Bank N.A.
3.550% due 08/14/2023	7,600	7,811
3.625% due 10/22/2021	12,400	12,641
6.600% due 01/15/2038	720	944

Weyerhaeuser Co.
4.000% due 11/15/2029	10,800	11,135

XLIT Ltd.
4.450% due 03/31/2025	1,100	1,147

		1,200,588

INDUSTRIALS 35.5%

AbbVie, Inc.
3.200% due 11/06/2022	9,277	9,366
4.250% due 11/14/2028	5,000	5,116

Activision Blizzard, Inc.
2.300% due 09/15/2021	1,000	987

Allegion U.S. Holding Co., Inc.
3.550% due 10/01/2027	1,100	1,047

Allergan, Inc.
2.800% due 03/15/2023	1,000	981

Altria Group, Inc.
4.750% due 05/05/2021	2,536	2,637

Amgen, Inc.
3.625% due 05/22/2024	300	309
4.100% due 06/15/2021	1,614	1,662
4.663% due 06/15/2051	400	404

Andeavor Logistics LP
5.250% due 01/15/2025	800	832
5.500% due 10/15/2019	1,775	1,793

AP Moller - Maersk A/S
3.750% due 09/22/2024	2,400	2,382

Applied Materials, Inc.
3.300% due 04/01/2027	700	708

Aptiv PLC
4.250% due 01/15/2026	700	723

Arrow Electronics, Inc.
3.250% due 09/08/2024	6,100	5,921
4.500% due 03/01/2023	9,970	10,320

Autodesk, Inc.
3.600% due 12/15/2022	1,000	1,017

Bacardi Ltd.
4.450% due 05/15/2025	6,500	6,563
4.500% due 01/15/2021	1,100	1,118
5.150% due 05/15/2038	5,600	5,364

Baidu, Inc.
3.875% due 09/29/2023	5,100	5,212
4.375% due 05/14/2024	2,600	2,701

BAT Capital Corp.
2.764% due 08/15/2022	3,655	3,598
3.283% due 08/14/2020 •	11,000	10,979
3.557% due 08/15/2027	5,000	4,743
3.564% (US0003M + 0.880%) due 08/15/2022 ~	1,300	1,296

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAT International Finance PLC
2.750% due 06/15/2020	$1,145	$1,141

Bayer U.S. Finance LLC
2.750% due 07/15/2021	1,400	1,377
3.232% (US0003M + 0.630%) due 06/25/2021 ~	1,600	1,587
3.875% due 12/15/2023	5,000	5,043
4.250% due 12/15/2025	7,500	7,592

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	100	98

Braskem Finance Ltd.
6.450% due 02/03/2024	400	436

Braskem Netherlands Finance BV
4.500% due 01/10/2028	1,400	1,366

BRF S.A.
4.750% due 05/22/2024	700	662

British Airways Pass-Through Trust
3.800% due 03/20/2033	1,877	1,917
4.125% due 03/20/2033	2,569	2,615

Broadcom Corp.
3.000% due 01/15/2022	5,800	5,779
3.500% due 01/15/2028	2,700	2,490
3.625% due 01/15/2024	906	905
3.875% due 01/15/2027	3,500	3,349

Broadcom, Inc.
3.125% due 04/15/2021 (a)	4,900	4,894
3.125% due 10/15/2022 (a)	4,600	4,579

Burlington Northern Santa Fe LLC
8.125% due 04/15/2020	7,000	7,381

Campbell Soup Co.
2.500% due 08/02/2022	5,300	5,176
3.115% (US0003M + 0.500%) due 03/16/2020 ~	4,500	4,491
3.300% due 03/15/2021	3,784	3,810
3.950% due 03/15/2025	6,203	6,252
4.250% due 04/15/2021	1,384	1,416

CBS Corp.
3.375% due 02/15/2028	900	859

Celgene Corp.
2.250% due 08/15/2021	5,200	5,121
3.250% due 02/20/2023	12,800	12,924

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	2,000	2,074

Charter Communications Operating LLC
4.464% due 07/23/2022	10,000	10,354
4.908% due 07/23/2025	19,800	20,897
5.375% due 05/01/2047	800	798

Chevron Phillips Chemical Co. LLC
3.300% due 05/01/2023	1,100	1,113

China Merchants Finance Co. Ltd.
3.500% due 08/03/2020	300	300

Cigna Holding Co.
3.250% due 04/15/2025	200	199

Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/2022	2,140	2,631

Comcast Corp.
3.150% due 02/15/2028	4,000	3,923
3.417% (US0003M + 0.630%) due 04/15/2024 ~	200	200

Conagra Brands, Inc.
3.511% (US0003M + 0.750%) due 10/22/2020 ~	800	799
4.300% due 05/01/2024	1,000	1,037

Concho Resources, Inc.
3.750% due 10/01/2027	14,700	14,607

Constellation Brands, Inc.
2.250% due 11/06/2020	6,455	6,393
2.650% due 11/07/2022	2,345	2,317
3.500% due 05/09/2027	102	100
4.250% due 05/01/2023	4	4
4.400% due 11/15/2025	6,500	6,835

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	2,334	2,388
4.750% due 07/12/2022	4,355	4,446
7.250% due 05/10/2021	530	541

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CRH America Finance, Inc.
3.950% due 04/04/2028	$8,000	$7,904

CRH America, Inc.
3.875% due 05/18/2025	5,000	5,022

Crown Castle Towers LLC
3.222% due 05/15/2042	2,485	2,495
3.720% due 07/15/2043	500	507
4.241% due 07/15/2048	900	924

CVS Health Corp.
2.750% due 12/01/2022	5,100	5,034
3.500% due 07/20/2022	1,924	1,950
3.700% due 03/09/2023	10,200	10,369
4.125% due 05/15/2021	5,000	5,113

CVS Pass-Through Trust
7.507% due 01/10/2032	1,674	1,993

D.R. Horton, Inc.
4.000% due 02/15/2020	500	504
4.375% due 09/15/2022	1,200	1,232

Daimler Finance North America LLC
2.000% due 07/06/2021	2,800	2,740
2.200% due 10/30/2021	1,850	1,811
2.250% due 03/02/2020	2,150	2,137
2.450% due 05/18/2020	200	199
3.350% due 05/04/2021	8,265	8,319
3.543% (US0003M + 0.880%) due 02/22/2022 ~	5,500	5,516

Dell International LLC
4.000% due 07/15/2024	6,200	6,255
4.420% due 06/15/2021	30,062	30,858
4.900% due 10/01/2026	500	510
5.450% due 06/15/2023	7,600	8,104

Deutsche Telekom International Finance BV
1.950% due 09/19/2021	2,200	2,151

Discovery Communications LLC
2.750% due 11/15/2019	2,200	2,196
3.343% (US0003M + 0.710%) due 09/20/2019 ~	500	501

DP World Crescent Ltd.
4.848% due 09/26/2028	7,500	7,852

eBay, Inc.
2.600% due 07/15/2022	1,129	1,114
2.875% due 08/01/2021	900	901

EMD Finance LLC
2.400% due 03/19/2020	500	498

Enbridge Energy Partners LP
5.875% due 10/15/2025	1,800	2,041

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~	1,000	1,001

Energy Transfer Operating LP
4.750% due 01/15/2026	14,000	14,643
6.050% due 06/01/2041	2,134	2,291
6.125% due 12/15/2045	200	218
6.625% due 10/15/2036	3,170	3,588
9.000% due 04/15/2019	2,075	2,079

Energy Transfer Partners LP
5.750% due 09/01/2020	300	310

Enterprise Products Operating LLC
2.550% due 10/15/2019	5,619	5,609
3.350% due 03/15/2023	1,115	1,132
3.750% due 02/15/2025	6,700	6,908
4.150% due 10/16/2028	9,100	9,592

EOG Resources, Inc.
4.150% due 01/15/2026	7,364	7,808

EQM Midstream Partners LP
4.000% due 08/01/2024	2,400	2,351

ERAC USA Finance LLC
2.350% due 10/15/2019	500	499
2.600% due 12/01/2021	1,700	1,674

Express Scripts Holding Co.
2.600% due 11/30/2020	1,250	1,245

Fidelity National Information Services, Inc.
2.250% due 08/15/2021	565	555
5.000% due 10/15/2025	1,307	1,410

Flex Ltd.
4.625% due 02/15/2020	2,246	2,275

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	71

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021	$2,556	$2,656

GATX Corp.
4.750% due 06/15/2022	2,526	2,624

General Electric Co.
3.100% due 01/09/2023	3,742	3,722
3.611% (US0003M + 1.000%) due 03/15/2023 ~	800	779
5.000% due 01/21/2021 •(f)	2,400	2,240
5.550% due 05/04/2020	1,200	1,232

General Mills, Inc.
3.783% (US0003M + 1.010%) due 10/17/2023 ~	5,000	5,038

General Motors Co.
3.539% (US0003M + 0.800%) due 08/07/2020 ~	4,900	4,895
4.875% due 10/02/2023	61	64

Georgia-Pacific LLC
3.163% due 11/15/2021	4,069	4,090

Globo Comunicacao e Participacoes S.A.
4.843% due 06/08/2025	1,000	987

HCA, Inc.
5.875% due 03/15/2022	7,400	7,955

Heathrow Funding Ltd.
4.875% due 07/15/2023	2,505	2,591

Hess Corp.
7.875% due 10/01/2029	2,000	2,414

Hyatt Hotels Corp.
5.375% due 08/15/2021	600	628

IHS Markit Ltd.
4.750% due 08/01/2028	2,500	2,619

Imperial Brands Finance PLC
2.950% due 07/21/2020	6,176	6,159
3.500% due 02/11/2023	1,300	1,300
3.750% due 07/21/2022	2,000	2,028

International Flavors & Fragrances, Inc.
3.400% due 09/25/2020	4,700	4,731
4.450% due 09/26/2028	2,100	2,209

Japan Tobacco, Inc.
2.000% due 04/13/2021	6,313	6,187

Kerr-McGee Corp.
7.875% due 09/15/2031	438	556

Kinder Morgan, Inc.
5.000% due 02/15/2021	5,805	6,006
6.500% due 09/15/2020	400	420
8.050% due 10/15/2030	7,700	9,859

KLA-Tencor Corp.
4.100% due 03/15/2029	3,000	3,073
4.125% due 11/01/2021	1,500	1,542

Komatsu Finance America, Inc.
2.118% due 09/11/2020	8,225	8,114
2.437% due 09/11/2022	2,600	2,554

Kraft Heinz Foods Co.
2.800% due 07/02/2020	10,070	10,057
3.117% (US0003M + 0.420%) due 08/09/2019 ~	2,500	2,501
3.267% (US0003M + 0.570%) due 02/10/2021 ~	700	698
3.500% due 06/06/2022	4,251	4,301
3.500% due 07/15/2022	1,345	1,359
3.950% due 07/15/2025	4	4
4.625% due 01/30/2029	8,000	8,245

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	331	327

Lowe’s Cos., Inc.
3.875% due 09/15/2023	103	107

Marriott International, Inc.
4.650% due 12/01/2028	5,000	5,294

Masco Corp.
5.950% due 03/15/2022	786	841
7.125% due 03/15/2020	129	134

McCormick & Co., Inc.
3.900% due 07/15/2021	1,200	1,224

Medtronic Global Holdings S.C.A.
3.350% due 04/01/2027	400	408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Medtronic, Inc.
3.500% due 03/15/2025	$9,800	$10,129

Microchip Technology, Inc.
3.922% due 06/01/2021	600	606

Mitsubishi Corp.
2.625% due 07/14/2022	3,900	3,865

Molson Coors Brewing Co.
2.100% due 07/15/2021	4,290	4,210

Mondelez International, Inc.
3.625% due 05/07/2023	13,120	13,448

Mylan, Inc.
3.125% due 01/15/2023	6,465	6,322
4.200% due 11/29/2023	335	341
4.550% due 04/15/2028	4,500	4,383

NetApp, Inc.
3.250% due 12/15/2022	6,500	6,502

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021	700	718

Northern Natural Gas Co.
4.100% due 09/15/2042	580	576

Northwest Pipeline LLC
4.000% due 04/01/2027	7,470	7,546

Novolipetsk Steel Via Steel Funding DAC
4.500% due 06/15/2023	900	899

NTT Finance Corp.
1.900% due 07/21/2021	7,500	7,353

NXP BV
3.875% due 09/01/2022	5,300	5,388
4.875% due 03/01/2024	5,000	5,282

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (e)(f)	408	4

ONEOK Partners LP
4.900% due 03/15/2025	10,796	11,500
5.000% due 09/15/2023	2,300	2,447

Owens Corning
4.200% due 12/15/2022	2,050	2,106
4.200% due 12/01/2024	1,800	1,821

Pacific National Finance Pty. Ltd.
6.000% due 04/07/2023	1,576	1,697

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	6,000	6,014
3.950% due 03/10/2025	4,550	4,578
4.875% due 07/11/2022	1,800	1,885

Phosagro OAO Via Phosagro Bond Funding DAC
3.949% due 04/24/2023	1,500	1,464

Pioneer Natural Resources Co.
3.950% due 07/15/2022	1,200	1,235

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.750% due 09/30/2019	900	917

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022	13,163	12,973

RELX Capital, Inc.
3.500% due 03/16/2023	100	101

Republic Services, Inc.
5.000% due 03/01/2020	128	131

Reynolds American, Inc.
6.875% due 05/01/2020	8,846	9,202

Roche Holdings, Inc.
2.375% due 01/28/2027	2,600	2,497

Ryder System, Inc.
2.650% due 03/02/2020	1,600	1,598
3.450% due 11/15/2021	3,000	3,028

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,900	1,975
5.625% due 04/15/2023	4,025	4,365
5.625% due 03/01/2025	400	440
5.750% due 05/15/2024	4,170	4,600
5.875% due 06/30/2026	1,200	1,337

salesforce.com, Inc.
3.700% due 04/11/2028	3,000	3,149

Sands China Ltd.
4.600% due 08/08/2023	8,800	9,093
5.400% due 08/08/2028	2,000	2,102

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Severstal OAO Via Steel Capital S.A.
5.900% due 10/17/2022	$600	$630

SK Telecom Co. Ltd.
3.750% due 04/16/2023	700	717

Southern Co.
2.350% due 07/01/2021	6,913	6,836
2.750% due 06/15/2020	3,365	3,366

Spirit AeroSystems, Inc.
4.600% due 06/15/2028	3,200	3,226

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	7,438	7,454
4.738% due 09/20/2029	2,400	2,433

Standard Industries, Inc.
4.750% due 01/15/2028	2,100	2,011

Syngenta Finance NV
3.698% due 04/24/2020	13,000	13,050
3.933% due 04/23/2021	4,800	4,825
5.182% due 04/24/2028	1,800	1,833

Telefonica Emisiones S.A.
5.134% due 04/27/2020	50	51
5.462% due 02/16/2021	1,800	1,883

Tencent Holdings Ltd.
3.595% due 01/19/2028	3,900	3,856

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021	7,075	6,938

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~	1,900	1,892

Thermo Fisher Scientific, Inc.
3.000% due 04/15/2023	9,000	9,029
4.150% due 02/01/2024	256	268

Time Warner Cable LLC
4.000% due 09/01/2021	5,328	5,418
5.000% due 02/01/2020	4,985	5,069
6.550% due 05/01/2037	1,900	2,105
8.250% due 04/01/2019	1,500	1,500

Tyson Foods, Inc.
3.091% (US0003M + 0.450%) due 08/21/2020 ~	1,500	1,498
3.550% due 06/02/2027	13,300	13,100

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	1,337	1,484

United Airlines Pass-Through Trust
2.875% due 04/07/2030	852	819

United Technologies Corp.
3.650% due 08/16/2023	1,900	1,952

Vale Overseas Ltd.
6.250% due 08/10/2026	3,200	3,494

Valero Energy Partners LP
4.500% due 03/15/2028	3,100	3,212

VMware, Inc.
2.300% due 08/21/2020	11,063	10,966
2.950% due 08/21/2022	3,588	3,553
3.900% due 08/21/2027	900	867

Volkswagen Group of America Finance LLC
4.750% due 11/13/2028	5,000	5,049

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024	1,800	1,812

Western Digital Corp.
4.750% due 02/15/2026	600	574

Woodside Finance Ltd.
4.600% due 05/10/2021	800	818

WRKCo, Inc.
4.000% due 03/15/2028	600	608
4.900% due 03/15/2029	8,600	9,341

Wyeth LLC
7.250% due 03/01/2023	8,000	9,329

Yara International ASA
3.800% due 06/06/2026	3,600	3,514
4.750% due 06/01/2028	2,700	2,822

ZF North America Capital, Inc.
4.500% due 04/29/2022	8,488	8,525

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	650	652

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% (US0003M + 0.750%) due 03/19/2021 ~	$7,100	$7,079
3.375% due 11/30/2021	3,300	3,323
4.250% due 08/15/2035	228	209
4.625% due 11/30/2019	200	202

		938,724

UTILITIES 9.2%

AEP Texas, Inc.
6.650% due 02/15/2033	300	386

American Electric Power Co., Inc.
2.150% due 11/13/2020	2,625	2,602

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	14,600	14,666
3.400% due 05/15/2025	9,300	9,217
3.437% (US0003M + 0.650%) due 01/15/2020 ~	1,100	1,104
3.600% due 02/17/2023	9	9
3.737% (US0003M + 0.950%) due 07/15/2021 ~	3,850	3,897
4.350% due 06/15/2045	100	92
4.450% due 04/01/2024	5,000	5,237
4.500% due 03/09/2048	1,900	1,792
4.750% due 05/15/2046	2,200	2,162

Baltimore Gas & Electric Co.
3.500% due 11/15/2021	200	204

BellSouth LLC
4.333% due 04/26/2021	19,600	19,621

BG Energy Capital PLC
4.000% due 10/15/2021	400	410

British Telecommunications PLC
4.500% due 12/04/2023	10,000	10,469

British Transco International Finance BV
0.000% due 11/04/2021 (e)	1,860	1,702

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	1,500	1,489

CNOOC Finance Ltd.
4.250% due 01/26/2021	2,300	2,349

Commonwealth Edison Co.
4.000% due 08/01/2020	500	508

DTE Energy Co.
2.400% due 12/01/2019	2,300	2,286

Duke Energy Corp.
3.550% due 09/15/2021	1,400	1,423
5.050% due 09/15/2019	950	959

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	2,821	3,335

Emera U.S. Finance LP
2.150% due 06/15/2019	2,700	2,695

Enable Midstream Partners LP
3.900% due 05/15/2024	1,506	1,497
4.400% due 03/15/2027	6,100	5,965

Enel Finance International NV
2.875% due 05/25/2022	1,000	984
3.625% due 05/25/2027	1,372	1,315

Engie S.A.
2.875% due 10/10/2022	783	786

Entergy Arkansas LLC
3.500% due 04/01/2026	6,100	6,223

Exelon Corp.
2.850% due 06/15/2020	2,000	1,998

Exelon Generation Co. LLC
5.200% due 10/01/2019	490	496

FirstEnergy Corp.
2.850% due 07/15/2022	700	696

Fortis, Inc.
3.055% due 10/04/2026	1,400	1,341

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023	3,500	3,710

Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021	500	520
6.510% due 03/07/2022	2,200	2,348
9.250% due 04/23/2019	4,000	4,016

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Georgia Power Co.
4.250% due 12/01/2019	$100	$101

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	1,806	1,820

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	5,800	5,903

Monongahela Power Co.
3.550% due 05/15/2027	1,525	1,534

NextEra Energy Capital Holdings, Inc.
2.900% due 04/01/2022 (a)	4,800	4,809
2.930% (US0003M + 0.315%) due 09/03/2019 ~	3,200	3,201
3.150% due 04/01/2024 (a)	5,200	5,232
3.200% due 02/25/2022	22,500	22,715
3.550% due 05/01/2027	5,000	5,038

Niagara Mohawk Power Corp.
4.278% due 12/15/2028	5,000	5,314

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022	708	678

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (b)	2,763	704

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,431

ONEOK, Inc.
4.350% due 03/15/2029	300	306
4.550% due 07/15/2028	1,700	1,761

Pacific Bell Telephone Co.
7.125% due 03/15/2026	8,029	9,435

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(c)	1,330	1,187
3.500% due 10/01/2020 ^(c)	4,700	4,348

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	4,300	4,289

Plains All American Pipeline LP
2.850% due 01/31/2023	3,200	3,125
3.600% due 11/01/2024	1,955	1,951
3.850% due 10/15/2023	200	202
4.300% due 01/31/2043	3,800	3,287
4.500% due 12/15/2026	4,200	4,310
4.650% due 10/15/2025	2,044	2,133

Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	2,780

Rio Oil Finance Trust
9.250% due 07/06/2024	1,238	1,353
9.750% due 01/06/2027	1,441	1,614

Sempra Energy
3.287% (US0003M + 0.500%) due 01/15/2021 ~	400	397

Sinopec Group Overseas Development Ltd.
2.125% due 05/03/2019	4,200	4,198

Southern California Edison Co.
6.650% due 04/01/2029	700	769

State Grid Overseas Investment Ltd.
3.750% due 05/02/2023	2,800	2,879

Tallgrass Energy Partners LP
4.750% due 10/01/2023	3,000	3,029

Verizon Communications, Inc.
4.329% due 09/21/2028	8,878	9,421
5.012% due 04/15/2049	300	329
5.012% due 08/21/2054	268	288

		242,380

Total Corporate Bonds & Notes (Cost $2,336,486)		2,381,692

MUNICIPAL BONDS & NOTES 0.9%

CALIFORNIA 0.1%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	100	149

California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030	500	541

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	$100	$152

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	600	753

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	300	425

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	300	454

		2,474

GEORGIA 0.4%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	8,684	10,452

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	625	788

Chicago, Illinois General Obligation Notes, Series 2015
5.633% due 01/01/2020	200	202

		990

MASSACHUSETTS 0.0%

Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	300	352

NEW YORK 0.0%

New York State Urban Development Corp., Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	300	358

OHIO 0.4%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
8.084% due 02/15/2050	6,210	10,321

Total Municipal Bonds & Notes (Cost $24,667)		24,947

U.S. GOVERNMENT AGENCIES 8.6%

Fannie Mae
3.500% due 08/01/2047 - 08/01/2048	16,402	16,674

Fannie Mae, TBA
3.000% due 05/01/2049	9,800	9,749
3.500% due 05/01/2049	118,900	120,470
4.000% due 05/01/2049	78,500	80,689

Ginnie Mae
8.500% due 08/15/2030	11	11

Total U.S. Government Agencies (Cost $226,018)		227,593

U.S. TREASURY OBLIGATIONS 1.0%

U.S. Treasury Bonds
3.375% due 11/15/2048	40	45

U.S. Treasury Notes
2.625% due 02/15/2029	25,778	26,283

Total U.S. Treasury Obligations (Cost $25,694)		26,328

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	73

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Structured Asset Mortgage Investments Trust
3.182% due 03/19/2034 •	$622	$615

Total Non-Agency Mortgage-Backed Securities (Cost $588)		615

SOVEREIGN ISSUES 0.8%

Kuwait International Government Bond
2.750% due 03/20/2022	6,200	6,205

Qatar Government International Bond
3.875% due 04/23/2023	5,900	6,079

Saudi Government International Bond
2.875% due 03/04/2023	7,500	7,441

Total Sovereign Issues (Cost $19,506)		19,725

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%

Wells Fargo & Co.
7.500%	13,190	17,046

Total Convertible Preferred Securities (Cost $10,405)		17,046

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

CoBank ACB
6.200% (US0003M + 3.744%) due 01/01/2025 ~(f)	30,000	$3,064

Total Preferred Securities (Cost $3,000)		3,064

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (i) 0.1%
		3,487

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.1%
2.438% due 04/11/2019 - 06/20/2019 (d)(e)(l)	$1,309	1,303

Total Short-Term Instruments (Cost $4,790)		4,790

Total Investments in Securities (Cost $2,691,626)		2,746,154

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.7%

SHORT-TERM INSTRUMENTS 2.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.7%

PIMCO Short-Term Floating NAV Portfolio III	7,125,506	$70,464

Total Short-Term Instruments (Cost $70,455)		70,464

Total Investments in Affiliates (Cost $70,455)		70,464

Total Investments 106.6% (Cost $2,762,081)		$2,816,618

Financial Derivative Instruments (j)(k) 0.0% (Cost or Premiums, net $6,510)		1,020

Other Assets and Liabilities, net (6.6)%		(174,937)

Net Assets 100.0%		$2,642,701

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$6,486	$6,564	0.25%
Delta Air Lines, Inc.	4.501	09/30/2019	09/29/2014	5,713	5,720	0.21

				$12,199	$12,284	0.46%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$3,487	U.S. Treasury Bills 0.000% due 09/26/2019	$(3,557)	$3,487	$3,488

Total Repurchase Agreements						$(3,557)	$3,487	$3,488

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,488	$0	$0	$3,488	$(3,557)	$(69)

Total Borrowings and Other Financing Transactions	$3,488	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(1,522) at a weighted average interest rate of 1.468%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2019	756	$	(161,099)	$(624)	$165	$0
U.S. Treasury 10-Year Note June Futures	06/2019	850		(107,221)	(1,681)	239	0
U.S. Treasury 30-Year Bond June Futures	06/2019	235		(35,169)	(897)	88	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	148		(24,864)	(961)	56	0

Total Futures Contracts					$(4,163)	$548	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Darden Restaurants, Inc.	(1.000)%	Quarterly	06/20/2020	0.081%	$3,500	$(62)	$22	$(40)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.384%	$9,800	$194	$25	$219	$2	$0
Enbridge, Inc.	1.000	Quarterly	12/20/2022	0.432	5,700	17	101	118	2	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	2.220	2,800	378	(42)	336	3	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.274	6,100	(176)	254	78	0	(3)
General Electric Co.	1.000	Quarterly	06/20/2023	0.752	6,600	40	28	68	8	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.920	14,200	(862)	917	55	11	0
International Lease Finance Corp.	5.000	Quarterly	06/20/2021	0.496	3,500	523	(174)	349	3	0
Sherwin-Williams Co.	1.000	Quarterly	06/20/2022	0.483	1,100	14	4	18	0	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.620	1,600	27	(5)	22	0	(1)

						$155	$1,108	$1,263	$29	$(4)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$	103,100	$1,042	$992	$2,034	$122	$0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		9,900	158	22	180	16	0

						$1,200	$1,014	$2,214	$138	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	75

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	2.480%	Semi-Annual	04/02/2019	$	10,900	$(12)	$(81)	$(93)	$0	$(93)
Receive	3-Month USD-LIBOR	3.050	Semi-Annual	12/05/2023		10,000	(11)	(405)	(416)	21	0
Receive	3-Month USD-LIBOR	3.060	Semi-Annual	12/07/2023		10,100	(14)	(411)	(425)	21	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	12/11/2023		8,900	(9)	(374)	(383)	19	0
Receive	3-Month USD-LIBOR	3.120	Semi-Annual	12/12/2023		8,900	(9)	(391)	(400)	19	0
Receive	3-Month USD-LIBOR	3.040	Semi-Annual	12/17/2023		8,600	(9)	(346)	(355)	18	0
Receive	3-Month USD-LIBOR	2.960	Semi-Annual	12/19/2023		10,300	(13)	(371)	(384)	22	0
Receive	3-Month USD-LIBOR	2.895	Semi-Annual	12/21/2023		8,900	(12)	(293)	(305)	19	0
Receive	3-Month USD-LIBOR	2.925	Semi-Annual	12/27/2023		8,700	(11)	(300)	(311)	19	0
Receive	3-Month USD-LIBOR	2.910	Semi-Annual	12/28/2023		8,900	(10)	(302)	(312)	19	0
Receive	3-Month USD-LIBOR	2.930	Semi-Annual	12/31/2023		18,000	(20)	(628)	(648)	38	0
Receive	3-Month USD-LIBOR	2.930	Semi-Annual	01/02/2024		10,400	(13)	(289)	(302)	23	0
Receive	3-Month USD-LIBOR	2.870	Semi-Annual	01/03/2024		9,000	(10)	(226)	(236)	19	0
Receive	3-Month USD-LIBOR	2.890	Semi-Annual	01/07/2024		11,700	(13)	(305)	(318)	25	0
Receive	3-Month USD-LIBOR	2.850	Semi-Annual	01/08/2024		20,600	(24)	(497)	(521)	44	0
Receive	3-Month USD-LIBOR	2.760	Semi-Annual	01/09/2024		10,800	(12)	(215)	(227)	23	0
Receive	3-Month USD-LIBOR	2.720	Semi-Annual	01/15/2024		19,500	(26)	(349)	(375)	41	0
Receive	3-Month USD-LIBOR	2.760	Semi-Annual	01/16/2024		12,500	(17)	(248)	(265)	26	0
Receive	3-Month USD-LIBOR	2.710	Semi-Annual	01/22/2024		13,300	(17)	(234)	(251)	28	0
Receive	3-Month USD-LIBOR	2.475	Semi-Annual	03/25/2024		10,700	(11)	(80)	(91)	23	0
Receive	3-Month USD-LIBOR	2.430	Semi-Annual	03/26/2024		9,900	(11)	(52)	(63)	22	0
Receive	3-Month USD-LIBOR	2.450	Semi-Annual	03/27/2024		10,700	(10)	(68)	(78)	23	0
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	03/28/2024		12,400	(12)	(56)	(68)	27	0
Receive	3-Month USD-LIBOR	2.440	Semi-Annual	03/29/2024		12,200	(12)	(68)	(80)	31	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		88,200	6,413	(5,890)	523	237	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		68,600	574	(4,561)	(3,987)	178	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	08/15/2048		5,400	105	(471)	(366)	17	0

							$6,774	$(17,511)	$(10,737)	$1,002	$(93)

Total Swap Agreements							$8,067	$(15,367)	$(7,300)	$1,169	$(97)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$548	$1,169	$1,717	$0	$0	$ (97)	$ (97)

Cash of $41,638 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.107%	09/12/2019	93,700	$441	$1,497

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.340	10/04/2019	9,200	260	11

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/10/2019	93,700	432	1,394
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.120	09/13/2019	93,700	432	1,521
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	6,100	281	77

Total Purchased Options							$1,846	$4,500

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150%	04/17/2019	31,100	$ (32)	$0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	05/15/2019	5,800	(6)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	9,000	(9)	(6)

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	5,400	(6)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	26,900	(24)	(16)

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	5,800	(6)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	5,800	(5)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	6,000	(6)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	04/17/2019	43,400	(46)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	05/15/2019	6,600	(6)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	51,700	(51)	(3)

FBF	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	05/15/2019	15,000	(7)	(3)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	19,400	(19)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	5,100	(6)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	06/19/2019	10,100	(9)	(3)
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	5,600	(9)	0

MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.400	04/17/2019	5,700	(11)	0

						$ (258)	$(32)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.100%	09/12/2019	20,600	$(441)	$(1,240)

BPS	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.410	04/09/2019	14,100	(14)	(85)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.610	04/09/2019	14,100	(14)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	04/12/2019	10,500	(12)	(63)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	04/12/2019	10,500	(8)	0

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040	10/04/2019	38,700	(260)	(11)

FAR	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.425	04/11/2019	15,800	(16)	(108)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.625	04/11/2019	15,800	(16)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.380	04/18/2019	11,600	(12)	(64)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.580	04/18/2019	11,600	(12)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.310	04/23/2019	11,500	(12)	(41)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.510	04/23/2019	11,500	(10)	(4)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.125	04/29/2019	11,300	(16)	(11)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.365	04/29/2019	11,300	(15)	(20)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	04/05/2019	10,200	(11)	(106)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.720	04/05/2019	10,200	(11)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.380	04/15/2019	10,300	(11)	(55)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.390	04/15/2019	10,200	(11)	(58)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.580	04/15/2019	10,300	(10)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	04/15/2019	10,200	(10)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	26,900	(282)	(53)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.055	09/10/2019	20,600	(433)	(1,161)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.100	09/13/2019	20,600	(433)	(1,240)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	77

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.435%	04/08/2019	10,800	$(12)	$(76)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.635	04/08/2019	10,800	(10)	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	04/04/2019	11,700	(14)	(121)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.710	04/04/2019	11,700	(13)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	04/15/2019	11,900	(12)	(72)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	04/15/2019	11,900	(11)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180	04/24/2019	11,900	(14)	(16)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.420	04/24/2019	11,900	(14)	(11)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.160	04/30/2019	11,700	(15)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.410	04/30/2019	11,700	(17)	(17)

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/24/2019	11,400	(13)	(39)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	04/24/2019	11,400	(12)	(4)

RYL	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.390	04/23/2019	11,100	(12)	(67)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	04/23/2019	11,100	(12)	(1)

UAG	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.490	04/01/2019	11,300	(12)	(106)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/01/2019	11,300	(11)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.475	04/08/2019	11,200	(13)	(99)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.675	04/08/2019	11,200	(10)	0

							$ (2,297)	$(4,968)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$98.625	06/06/2019	3,400	$(8)	$(8)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.625	06/06/2019	3,400	(7)	(4)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.797	06/06/2019	7,000	(16)	(21)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.797	06/06/2019	7,000	(13)	(7)

					$(44)	$(40)

Total Written Options					$(2,599)	$(5,040)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	1.092%	$200	$(1)	$0	$0	$(1)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202	100	(2)	1	0	(1)

BRC	Mexico Government International Bond	1.000	Quarterly	06/20/2022	0.756	2,773	(39)	61	22	0

CBK	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202	300	(5)	2	0	(3)

DBL	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.162	2,000	(100)	96	0	(4)

DUB	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.738	600	(54)	43	0	(11)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266	700	(43)	9	0	(34)

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.955	500	(5)	6	1	0
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.162	100	(5)	5	0	0
	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	12/20/2019	0.444	900	(8)	12	4	0

HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2020	0.908	2,000	(149)	152	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092	1,900	(30)	23	0	(7)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202	2,600	(42)	17	0	(25)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2019	0.324	2,300	(189)	193	4	0

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092	600	(12)	10	0	(2)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202	100	(2)	1	0	(1)
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.162	2,300	(118)	113	0	(5)

Total Swap Agreements							$(804)	$744	$34	$(94)

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$1,497	$0	$1,497	$0	$(1,246)	$0	$(1,246)	$251	$(290)	$(39)
BPS	0	0	0	0	0	(164)	(2)	(166)	(166)	267	101
BRC	0	0	22	22	0	0	0	0	22	0	22
CBK	0	0	0	0	0	(4)	(3)	(7)	(7)	49	42
DBL	0	0	0	0	0	0	(4)	(4)	(4)	0	(4)
DUB	0	11	0	11	0	(11)	(45)	(56)	(45)	17	(28)
FAR	0	0	0	0	0	(249)	0	(249)	(249)	307	58
FBF	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
GLM	0	2,992	0	2,992	0	(2,675)	0	(2,675)	317	(380)	(63)
GSC	0	0	0	0	0	(12)	0	(12)	(12)	0	(12)
GST	0	0	5	5	0	(3)	0	(3)	2	0	2
HUS	0	0	7	7	0	0	(32)	(32)	(25)	0	(25)
JPM	0	0	0	0	0	(104)	(8)	(112)	(112)	0	(112)
MYC	0	0	0	0	0	(253)	0	(253)	(253)	(62)	(315)
NGF	0	0	0	0	0	(43)	0	(43)	(43)	0	(43)
RYL	0	0	0	0	0	(68)	0	(68)	(68)	(60)	(128)
UAG	0	0	0	0	0	(205)	0	(205)	(205)	285	80

Total Over the Counter	$0	$4,500	$34	$4,534	$0	$(5,040)	$(94)	$(5,134)

(l)

Securities with an aggregate market value of $1,303 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$548	$548
Swap Agreements	0	167	0	0	1,002	1,169

	$0	$167	$0	$0	$1,550	$1,717

Over the counter
Purchased Options	$0	$0	$0	$0	$4,500	$4,500
Swap Agreements	0	34	0	0	0	34

	$0	$34	$0	$0	$4,500	$4,534

	$0	$201	$0	$0	$6,050	$6,251

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	79

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$4	$0	$0	$93	$97

Over the counter
Written Options	$0	$32	$0	$0	$5,008	$5,040
Swap Agreements	0	94	0	0	0	94

	$0	$126	$0	$0	$5,008	$5,134

	$0	$130	$0	$0	$5,101	$5,231

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$361	$361
Futures	0	0	0	0	(5,905)	(5,905)
Swap Agreements	0	9,154	0	0	5,463	14,617

	$0	$9,154	$0	$0	$(81)	$9,073

Over the counter
Purchased Options	$0	$0	$0	$0	$(6,656)	$(6,656)
Written Options	0	898	0	0	3,745	4,643
Swap Agreements	0	322	0	0	0	322

	$0	$1,220	$0	$0	$(2,911)	$(1,691)

	$0	$10,374	$0	$0	$(2,992)	$7,382

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(23)	$(23)
Futures	0	0	0	0	(2,552)	(2,552)
Swap Agreements	0	2,452	0	0	(17,490)	(15,038)

	$0	$2,452	$0	$0	$(20,065)	$(17,613)

Over the counter
Purchased Options	$0	$0	$0	$0	$8,055	$8,055
Written Options	0	222	0	0	(7,335)	(7,113)
Swap Agreements	0	(200)	0	0	0	(200)

	$0	$22	$0	$0	$720	$742

	$0	$2,474	$0	$0	$(19,345)	$(16,871)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$33,495	$6,859	$40,354
Corporate Bonds & Notes
Banking & Finance	0	1,200,588	0	1,200,588
Industrials	9,473	929,251	0	938,724
Utilities	0	242,380	0	242,380
Municipal Bonds & Notes
California	0	2,474	0	2,474
Georgia	0	10,452	0	10,452
Illinois	0	990	0	990
Massachusetts	0	352	0	352
New York	0	358	0	358
Ohio	0	10,321	0	10,321

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
U.S. Government Agencies	$0	$227,593	$0	$227,593
U.S. Treasury Obligations	0	26,328	0	26,328
Non-Agency Mortgage-Backed Securities	0	615	0	615
Sovereign Issues	0	19,725	0	19,725
Convertible Preferred Securities
Banking & Finance	17,046	0	0	17,046
Preferred Securities
Banking & Finance	0	3,064	0	3,064
Short-Term Instruments
Repurchase Agreements	0	3,487	0	3,487
U.S. Treasury Bills	0	1,303	0	1,303

	$26,519	$2,712,776	$6,859	$2,746,154

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$70,464	$0	$0	$70,464

Total Investments	$96,983	$2,712,776	$6,859	$2,816,618

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	548	1,169	0	1,717
Over the counter	0	4,534	0	4,534

	$548	$5,703	$0	$6,251

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(97)	$0	$(97)
Over the counter	0	(5,134)	0	(5,134)

	$0	$(5,231)	$0	$(5,231)

Total Financial Derivative Instruments	$548	$472	$0	$1,020

Totals	$97,531	$2,713,248	$6,859	$2,817,638

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	81

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.4%

American Honda Finance Corp.
3.451% (LIBOR03M + 0.850%) due 03/29/2021 «~	$29,100	$29,049

Aramark Services, Inc.
4.249% (LIBOR03M + 1.750%) due 03/11/2025 ~	4,477	4,449

Avolon Holdings Ltd.
4.488% (LIBOR03M + 2.000%) due 01/15/2025 ~	4,197	4,170

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(h)	42,002	42,510

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	12,756	12,778

CenturyLink, Inc.
5.249% (LIBOR03M + 2.750%) due 01/31/2025 ~	2,229	2,184

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~	58,411	58,092

Crown Americas LLC
4.484% (LIBOR03M + 2.000%) due 04/03/2025 ~	2,093	2,101

Dell International LLC
4.500% (LIBOR03M + 2.000%) due 09/07/2023 ~	970	960

Delos Finance SARL
4.351% (LIBOR03M + 1.750%) due 10/06/2023 ~	25,302	25,299

Delta Air Lines, Inc.
4.501% (LIBOR03M + 1.900%) due 09/30/2019 ~(h)	34,360	34,407

HCA, Inc.
4.249% (LIBOR03M + 1.750%) due 03/17/2023 ~	3,735	3,734

Hilton Worldwide Finance LLC
4.236% (LIBOR03M + 1.750%) due 10/25/2023 ~	6,409	6,396

Las Vegas Sands LLC
4.249% (LIBOR03M + 1.750%) due 03/27/2025 ~	159,418	156,828

Norwegian Air Shuttle
4.110% - 4.250% (LIBOR03M + 2.000%) due 06/24/2026 «~(h)	48,130	46,759

Qatar National Bank SAQ
3.583% (LIBOR03M + 0.900%) due 12/22/2020 «~	17,300	17,192

State Of Qatar
3.683% (LIBOR03M + 0.800%) due 12/21/2020 «~	25,000	24,813

Toyota Motor Credit Corp.
3.177% (LIBOR03M + 0.580%) due 11/08/2019 «~	35,100	35,047

WR Grace & Co.
4.351% (LIBOR03M + 1.750%) due 04/03/2025 «~	3,582	3,533

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	19,095	19,091

Total Loan Participations and Assignments (Cost $532,940)		529,392

CORPORATE BONDS & NOTES 81.6%

BANKING & FINANCE 26.5%

AerCap Ireland Capital DAC
3.300% due 01/23/2023	5,760	5,659
3.500% due 05/26/2022	350	350
3.650% due 07/21/2027	700	655
4.125% due 07/03/2023	9,415	9,536
4.450% due 12/16/2021	9,300	9,545
4.500% due 05/15/2021	7,800	7,973

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Air Lease Corp.
2.500% due 03/01/2021	$2,800	$2,779
3.375% due 06/01/2021	7,749	7,789
3.500% due 01/15/2022	11,825	11,942
3.625% due 12/01/2027	2,900	2,715
3.875% due 04/01/2021	6,331	6,424
4.250% due 02/01/2024	2,240	2,298
4.625% due 10/01/2028	1,400	1,407

Aircastle Ltd.
5.125% due 03/15/2021	5,058	5,221

Alexandria Real Estate Equities, Inc.
4.500% due 07/30/2029	14,743	15,552
4.850% due 04/15/2049	900	944

Alleghany Corp.
4.900% due 09/15/2044	5,400	5,503

American Campus Communities Operating Partnership LP
3.750% due 04/15/2023	4,100	4,159

American Express Co.
4.900% due 03/15/2020 •(f)	17,900	17,730

American Financial Group, Inc.
4.500% due 06/15/2047	40,300	38,097

American Homes 4 Rent LP
4.250% due 02/15/2028	4,783	4,743
4.900% due 02/15/2029	8,300	8,603

American International Group, Inc.
3.875% due 01/15/2035	2,000	1,834
3.900% due 04/01/2026	6,900	6,957
4.375% due 01/15/2055	16,512	14,862
4.500% due 07/16/2044	40,700	39,105
4.700% due 07/10/2035	4,550	4,576
4.750% due 04/01/2048	1,100	1,098
4.800% due 07/10/2045	1,200	1,206
5.750% due 04/01/2048 •	3,100	3,026

American Tower Corp.
3.000% due 06/15/2023	4,060	4,050
3.125% due 01/15/2027	8,200	7,873
3.375% due 10/15/2026	4,300	4,198
3.550% due 07/15/2027	8,000	7,887
3.600% due 01/15/2028	2,250	2,222
3.950% due 03/15/2029	21,900	22,065
4.400% due 02/15/2026	3,100	3,240

Arch Capital Finance LLC
5.031% due 12/15/2046	4,100	4,577

AvalonBay Communities, Inc.
4.150% due 07/01/2047	7,200	7,417

Aviation Capital Group LLC
6.750% due 04/06/2021	5,900	6,291

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023	800	820
4.350% due 04/20/2028	14,907	15,161
5.000% due 04/20/2048	36,100	35,342

Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027	9,200	8,992
4.000% due 02/11/2023	1,900	1,934

Banco do Brasil S.A.
3.875% due 10/10/2022	3,462	3,432

Banco General S.A.
4.125% due 08/07/2027	5,850	5,770

Banco Santander S.A.
4.379% due 04/12/2028	18,400	18,672

Bank of America Corp.
3.248% due 10/21/2027	200	196
3.419% due 12/20/2028 •	100,251	98,209
3.500% due 04/19/2026	19,600	19,833
3.593% due 07/21/2028 •	16,700	16,649
3.974% due 02/07/2030 •	12,200	12,458
4.000% due 04/01/2024	3,243	3,378
5.875% due 03/15/2028 •(f)	112,754	114,572
7.750% due 05/14/2038	15,700	21,852
8.050% due 06/15/2027	3,180	3,941

Bank of America N.A.
6.000% due 10/15/2036	9,200	11,428

Bank of New York Mellon Corp.
4.950% due 06/20/2020 •(f)	5,700	5,758

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banque Federative du Credit Mutuel S.A.
3.491% (US0003M + 0.730%) due 07/20/2022 ~		$500	$501

Barclays Bank PLC
7.625% due 11/21/2022 (g)		54,050	58,811
14.000% due 06/15/2019 •(f)	GBP	18,400	24,565

Barclays PLC
4.338% due 05/16/2024 •		$15,000	15,180
4.950% due 01/10/2047		12,250	12,294
4.972% due 05/16/2029 •		32,200	33,344
5.250% due 08/17/2045		2,000	2,086

BBVA Bancomer S.A.
6.500% due 03/10/2021		35,235	37,050
6.750% due 09/30/2022		12,500	13,518

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		15,400	16,011
4.250% due 01/15/2049		5,000	5,246

Berkshire Hathaway, Inc.
4.500% due 02/11/2043		4,045	4,432

BGC Partners, Inc.
5.375% due 07/24/2023		20,500	21,167

Blackstone Holdings Finance Co. LLC
4.000% due 10/02/2047		8,400	7,687

BNP Paribas S.A.
6.625% due 03/25/2024 •(f)(g)		10,500	10,507
7.195% due 06/25/2037 •(f)		17,300	18,443
7.375% due 08/19/2025 •(f)(g)		16,400	17,420

BPCE S.A.
5.150% due 07/21/2024		2,900	3,030

Brighthouse Financial, Inc.
4.700% due 06/22/2047		25,336	20,214

Brookfield Finance, Inc.
4.700% due 09/20/2047		30,300	29,223
4.850% due 03/29/2029		20,000	20,595

Brown & Brown, Inc.
4.500% due 03/15/2029		10,300	10,440

Cantor Fitzgerald LP
6.500% due 06/17/2022		25,450	27,291

Carlyle Finance LLC
5.650% due 09/15/2048		5,700	5,669

CBL & Associates LP
5.950% due 12/15/2026		3,900	2,867

CC Holdings GS LLC
3.849% due 04/15/2023		29,710	30,450

Charles Schwab Corp.
4.625% due 03/01/2022 •(f)		3,000	2,964
5.000% due 12/01/2027 •(f)		9,400	8,850

Citigroup, Inc.
3.200% due 10/21/2026		20,000	19,624
3.400% due 05/01/2026		2,800	2,788
3.668% due 07/24/2028 •		17,500	17,488
3.700% due 01/12/2026		22,377	22,789
4.075% due 04/23/2029 •		19,400	19,925
4.281% due 04/24/2048 •		7,600	7,800
4.650% due 07/23/2048		3,700	3,991
4.750% due 05/18/2046		12,600	13,053
6.625% due 06/15/2032		600	742
8.125% due 07/15/2039		72,588	109,181

CME Group, Inc.
4.150% due 06/15/2048		9,100	9,671
5.300% due 09/15/2043		1,125	1,382

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	15,800	18,404
6.625% due 06/29/2021 •(f)(g)		23,400	28,648
6.875% due 03/19/2020 (g)		35,400	42,304
11.000% due 06/30/2019 •(f)		$10,950	11,197

Credit Agricole S.A.
7.500% due 06/23/2026 •(f)(g)	GBP	2,500	3,555
8.375% due 10/13/2019 •(f)		$4,770	4,913

Credit Suisse AG
6.500% due 08/08/2023 (g)		69,377	74,490

Credit Suisse Group AG
3.574% due 01/09/2023		1,250	1,255

Credit Suisse Group Funding Guernsey Ltd.
3.125% due 12/10/2020		400	401

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 03/26/2025	$18,150	$18,316
3.800% due 09/15/2022	5,125	5,226
3.800% due 06/09/2023	3,500	3,558
4.550% due 04/17/2026	11,600	12,136
4.875% due 05/15/2045	9,775	10,648

Crown Castle International Corp.
2.250% due 09/01/2021	2,665	2,628
4.300% due 02/15/2029	500	516
4.450% due 02/15/2026	15,750	16,473
4.750% due 05/15/2047	1,600	1,586
5.200% due 02/15/2049	15,500	16,365

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(f)	15,000	15,016

Deutsche Bank AG
4.250% due 10/14/2021	88,485	88,970

Digital Realty Trust LP
3.700% due 08/15/2027	500	496
4.450% due 07/15/2028	18,900	19,776

Discover Financial Services
4.500% due 01/30/2026	7,600	7,814

Doctors Co.
6.500% due 10/15/2023	31,800	33,361

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	15,056	15,286

E*TRADE Financial Corp.
3.800% due 08/24/2027	5,525	5,374
4.500% due 06/20/2028	7,885	8,025

EPR Properties
4.500% due 06/01/2027	2,825	2,852
4.950% due 04/15/2028	6,800	7,082

ERP Operating LP
4.500% due 07/01/2044	14,885	16,101

Essex Portfolio LP
3.625% due 05/01/2027	13,800	13,797
4.000% due 03/01/2029	10,600	10,867
4.500% due 03/15/2048	3,900	3,991

Farmers Insurance Exchange
4.747% due 11/01/2057 •	21,600	18,722

Federal Realty Investment Trust
4.500% due 12/01/2044	1,200	1,265

Fidelity National Financial, Inc.
5.500% due 09/01/2022	29,500	31,292

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020	24,100	23,919

First American Financial Corp.
4.300% due 02/01/2023	18,250	18,581

First Gulf Bank PJSC
2.625% due 02/24/2020	15,100	15,034

First Union Capital
7.950% due 11/15/2029	1,000	1,289

FMR LLC
4.950% due 02/01/2033	6,200	7,058
5.150% due 02/01/2043	1,550	1,751
6.450% due 11/15/2039	500	651

Ford Holdings LLC
9.300% due 03/01/2030	14,575	17,280

Ford Motor Credit Co. LLC
3.168% (US0003M + 0.430%) due 11/02/2020 ~	300	293
3.532% (US0003M + 0.930%) due 09/24/2020 ~	14,100	14,044
3.605% (US0003M + 0.810%) due 04/05/2021 ~	1,215	1,187
3.818% (US0003M + 1.080%) due 08/03/2022 ~	524	501
3.867% (US0003M + 1.270%) due 03/28/2022 ~	7,778	7,519
3.919% (US0003M + 1.235%) due 02/15/2023 ~	1,931	1,827
5.584% due 03/18/2024	54,000	54,803
5.596% due 01/07/2022	12,900	13,315
5.875% due 08/02/2021	5,000	5,182
5.935% (US0003M + 3.140%) due 01/07/2022 ~	900	919

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	143,489	133,178

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Financial Co., Inc.
3.838% (US0003M + 1.100%) due 11/06/2021 ~		$700	$695
5.100% due 01/17/2024		16,015	16,635
5.650% due 01/17/2029		5,282	5,465

GLP Capital LP
5.300% due 01/15/2029		22,800	24,030

Goldman Sachs Group, Inc.
3.750% due 02/25/2026		12,000	12,064
3.814% due 04/23/2029 •		7,700	7,640
3.850% due 07/08/2024		1,400	1,431
4.000% due 03/03/2024		20,800	21,448
4.131% (US0003M + 1.360%) due 04/23/2021 ~		72,500	73,590
4.411% due 04/23/2039 •		10,300	10,367
4.800% due 07/08/2044		20,050	21,278
5.750% due 01/24/2022		15,400	16,528
5.950% due 01/15/2027		112	125
6.250% due 02/01/2041		12,925	16,094
6.750% due 10/01/2037		124,500	152,587

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		21,200	21,237

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		21,450	20,880

Great-West Lifeco Finance Delaware LP
4.150% due 06/03/2047		12,500	12,522

Hanover Insurance Group, Inc.
4.500% due 04/15/2026		7,800	7,965

Harborwalk Funding Trust
5.077% due 02/15/2069 •		27,500	29,037

Harley-Davidson Financial Services, Inc.
3.555% (US0003M + 0.940%) due 03/02/2021 ~		1,500	1,500

Hartford Financial Services Group, Inc.
4.809% due 02/12/2067 •		3,600	3,110

HBOS PLC
5.374% due 06/30/2021	EUR	8,000	9,906

HCP, Inc.
6.750% due 02/01/2041		$3,500	4,485

High Street Funding Trust
4.682% due 02/15/2048		4,200	4,309

Hospitality Properties Trust
4.375% due 02/15/2030		7,700	7,144

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(f)	GBP	8,956	14,915
5.862% due 04/07/2020 •(f)		2,000	2,691

HSBC Bank USA N.A.
7.000% due 01/15/2039		$11,450	15,364

HSBC Capital Funding LP
10.176% due 06/30/2030 •(f)		4,800	7,060

HSBC Holdings PLC
3.600% due 05/25/2023		6,000	6,111
3.803% due 03/11/2025 •		11,300	11,479
3.900% due 05/25/2026		4,500	4,564
4.300% due 03/08/2026		21,131	21,963
4.583% due 06/19/2029 •		18,400	19,379
5.250% due 09/16/2022 •(f)(g)	EUR	15,650	18,587
5.875% due 09/28/2026 •(f)(g)	GBP	25,000	32,848
6.000% due 09/29/2023 •(f)(g)	EUR	26,645	33,372
6.100% due 01/14/2042		$10,850	14,094
6.250% due 03/23/2023 •(f)(g)		6,800	6,795
6.500% due 03/23/2028 •(f)(g)		60,900	60,348
6.500% due 09/15/2037		5,715	7,119
6.800% due 06/01/2038		4,300	5,530
7.000% due 04/07/2038	GBP	1,900	3,557
7.625% due 05/17/2032		$11,547	15,223

Hudson Pacific Properties LP
3.950% due 11/01/2027		5,600	5,449
4.650% due 04/01/2029		6,000	6,130

ING Groep NV
4.625% due 01/06/2026		5,200	5,463

Intercontinental Exchange, Inc.
4.000% due 10/15/2023		3,000	3,159
4.250% due 09/21/2048		6,800	7,169

Intercorp Financial Services, Inc.
4.125% due 10/19/2027		8,800	8,600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Lease Finance Corp.
4.625% due 04/15/2021		$1,500	$1,536
8.250% due 12/15/2020		1,030	1,113
8.625% due 01/15/2022		800	909

Intesa Sanpaolo SpA
5.017% due 06/26/2024		7,400	7,159
6.500% due 02/24/2021		10,000	10,488

Itau Unibanco Holding S.A.
5.125% due 05/13/2023		450	464
5.500% due 08/06/2022		6,900	7,176

Jackson National Life Global Funding
3.250% due 01/30/2024		2,155	2,168

JPMorgan Chase & Co.
3.300% due 04/01/2026		10	10
3.897% due 01/23/2049 •		41,400	40,166
3.900% due 07/15/2025		900	934
4.032% due 07/24/2048 •		12,350	12,237
5.000% due 07/01/2019 •(f)		19,175	19,094
5.600% due 07/15/2041		21,340	26,018
6.000% due 08/01/2023 •(f)		8,410	8,773
6.100% due 10/01/2024 •(f)		81,200	85,537
6.125% due 04/30/2024 •(f)		29,650	31,114
6.221% (US0003M + 3.470%) due 04/30/2019 ~(f)		42,817	43,094
6.400% due 05/15/2038		40,278	52,386
6.750% due 02/01/2024 •(f)		26,742	29,334

Kilroy Realty LP
4.250% due 08/15/2029		12,400	12,669

Kimco Realty Corp.
4.450% due 09/01/2047		5,700	5,647

Legg Mason, Inc.
5.625% due 01/15/2044		16,300	16,161

Liberty Mutual Group, Inc.
6.500% due 05/01/2042		5,670	7,026

Lloyds Bank PLC
7.500% due 04/02/2032 Ø		29,200	22,656

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		10,200	9,812
4.344% due 01/09/2048		200	181
4.550% due 08/16/2028		26,900	27,908
7.000% due 06/27/2019 •(f)(g)	GBP	23,500	30,677
7.500% due 09/27/2025 •(f)(g)		$20,800	21,125

Manulife Financial Corp.
5.375% due 03/04/2046		2,600	3,077

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048		9,000	8,959
4.350% due 01/30/2047		6,400	6,509
4.375% due 03/15/2029		9,200	9,756
4.900% due 03/15/2049		14,600	16,072

Massachusetts Mutual Life Insurance Co.
4.900% due 04/01/2077		3,800	4,035
8.875% due 06/01/2039		5,084	8,012

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		11,000	11,480

MetLife Capital Trust
7.875% due 12/15/2067		11,690	14,279

MetLife, Inc.
5.250% due 06/15/2020 •(f)		19,650	19,818
5.875% due 03/15/2028 •(f)		6,800	7,011
9.250% due 04/08/2068		30,766	41,694
10.750% due 08/01/2069		5,132	7,758

Metropolitan Life Global Funding
2.650% due 04/08/2022		1,400	1,394

Mid-America Apartments LP
3.600% due 06/01/2027		300	299
4.300% due 10/15/2023		13,000	13,554

Mitsubishi UFJ Financial Group, Inc.
4.153% due 03/07/2039		7,700	7,977
4.286% due 07/26/2038		7,900	8,381

Morgan Stanley
3.591% due 07/22/2028 •		18,200	18,094
3.875% due 01/27/2026		22,995	23,550
6.375% due 07/24/2042		45,700	59,613

Mutual of Omaha Insurance Co.
4.297% due 07/15/2054 •		28,500	27,936

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	83

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Rural Utilities Cooperative Finance Corp.
4.300% due 03/15/2049		$4,100	$4,362
4.400% due 11/01/2048		8,500	9,183

Nationwide Building Society
4.000% due 09/14/2026		9,400	9,043
4.302% due 03/08/2029 •		1,000	1,016

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		32,300	51,052

Navient Corp.
5.625% due 08/01/2033		11,010	8,478
7.250% due 01/25/2022		23,096	24,568
8.000% due 03/25/2020		20,750	21,632

Neuberger Berman Group LLC
4.500% due 03/15/2027		6,200	6,339
4.875% due 04/15/2045		8,288	7,537

New York Life Global Funding
2.900% due 01/17/2024		913	919

New York Life Insurance Co.
5.875% due 05/15/2033		1,000	1,246
6.750% due 11/15/2039		12,750	17,526

Nippon Life Insurance Co.
5.100% due 10/16/2044 •		24,450	25,586

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020		7,400	7,302
2.150% due 09/28/2020		4,480	4,405
2.650% due 07/13/2022		3,780	3,692
3.150% due 03/15/2021		3,940	3,922
3.243% (US0003M + 0.630%) due 09/21/2021 ~		2,300	2,278
3.287% due 09/28/2022 •		400	391
3.447% (US0003M + 0.650%) due 07/13/2022 ~		1,500	1,475

Nordea Bank Abp
6.625% due 03/26/2026 (g)		5,000	5,011

Northwestern Mutual Life Insurance Co.
3.850% due 09/30/2047		10,340	10,077
6.063% due 03/30/2040		33,429	42,825

Ohio National Life Insurance Co.
6.875% due 06/15/2042		400	485

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		5,000	5,087
4.750% due 01/15/2028 (j)		7,900	8,108
5.250% due 01/15/2026		15,000	15,720

Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027		3,900	4,007
4.125% due 02/01/2029		4,500	4,727

ORIX Corp.
4.050% due 01/16/2024		22,600	23,334

Pacific Life Insurance Co.
9.250% due 06/15/2039		112,931	179,177

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		26,295	36,195

Physicians Realty LP
3.950% due 01/15/2028		7,900	7,645

Pinnacol Assurance
8.625% due 06/25/2034 «(h)		24,000	23,478

Progressive Corp.
4.125% due 04/15/2047		7,900	8,242

Prudential Financial, Inc.
3.935% due 12/07/2049		14,113	13,669
5.200% due 03/15/2044 •		1,400	1,417
5.625% due 06/15/2043 •		7,000	7,290
5.700% due 12/14/2036		900	1,076

Prudential PLC
5.000% due 07/20/2055 •	GBP	1,900	2,706

Realty Income Corp.
4.650% due 03/15/2047		$2,750	3,007

Regency Centers LP
4.125% due 03/15/2028		1,100	1,131
4.400% due 02/01/2047		5,700	5,730
4.650% due 03/15/2049		1,500	1,563

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023		30,000	30,153
4.892% due 05/18/2029 •		20,800	21,625
5.076% due 01/27/2030 •		48,650	51,282

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Holdings USA, Inc.
4.400% due 07/13/2027		$5,200	$5,163

Santander UK Group Holdings PLC
2.875% due 08/05/2021		8,700	8,635
3.823% due 11/03/2028 •		54,545	52,913

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		11,850	12,185
6.125% due 02/07/2022		17,000	17,759

Selective Insurance Group, Inc.
5.375% due 03/01/2049		8,800	9,081

Sompo International Holdings Ltd.
4.700% due 10/15/2022		3,000	3,083

Spirit Realty LP
4.450% due 09/15/2026		2,350	2,333

State Bank of India
3.250% due 01/24/2022		22,000	21,925

State Street Corp.
5.625% due 12/15/2023 •(f)		4,500	4,536

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	6,800	8,925

Stifel Financial Corp.
4.250% due 07/18/2024		$1,000	1,030

Synchrony Financial
4.500% due 07/23/2025		600	603

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047		11,300	11,682
4.900% due 09/15/2044		25,100	28,082
6.850% due 12/16/2039		5,129	7,070

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	342	548

Transatlantic Holdings, Inc.
8.000% due 11/30/2039		$7,933	11,043

Travelers Cos., Inc.
4.050% due 03/07/2048		5,600	5,767

Trust F
6.950% due 01/30/2044		25,270	26,502

U.S. Bancorp
5.300% due 04/15/2027 •(f)		23,100	23,526

UBS AG
4.750% due 02/12/2026 •(g)	EUR	4,400	5,266
5.125% due 05/15/2024 (g)		$58,221	59,546
7.625% due 08/17/2022 (g)		95,000	104,549

UBS Group Funding Switzerland AG
4.125% due 09/24/2025		400	414
4.125% due 04/15/2026		36,300	37,600

UDR, Inc.
3.500% due 07/01/2027		3,323	3,288
4.400% due 01/26/2029		5,100	5,368

UniCredit SpA
6.572% due 01/14/2022		16,950	17,767
7.830% due 12/04/2023		70,950	79,074

Ventas Realty LP
4.400% due 01/15/2029		1,900	1,984
4.875% due 04/15/2049		5,800	6,082

VEREIT Operating Partnership LP
3.950% due 08/15/2027		6,900	6,810
4.875% due 06/01/2026		1,900	1,981

Vonovia Finance BV
5.000% due 10/02/2023		2,200	2,286

Voya Financial, Inc.
4.700% due 01/23/2048 •		8,300	7,165

Washington Prime Group LP
5.950% due 08/15/2024 (j)		31,000	29,096

WEA Finance LLC
3.150% due 04/05/2022		2,100	2,108
4.750% due 09/17/2044		1,309	1,389

Wells Fargo & Co.
3.000% due 04/22/2026		40,600	39,744
3.584% due 05/22/2028 •		33,900	34,102
3.900% due 05/01/2045		10,305	10,260
4.900% due 11/17/2045		700	748
5.375% due 02/07/2035		4,900	5,731
5.375% due 11/02/2043		28,425	32,058
5.606% due 01/15/2044		200	231

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 06/15/2025 •(f)	$3,400	$3,636
5.900% due 06/15/2024 •(f)	82,329	84,267

Wells Fargo Bank N.A.
5.850% due 02/01/2037	5,901	7,147
5.950% due 08/26/2036	800	968
6.600% due 01/15/2038	22,877	29,986

Wells Fargo Capital
5.950% due 12/01/2086	2,100	2,313

Welltower, Inc.
4.000% due 06/01/2025	12,100	12,462
4.950% due 09/01/2048	6,200	6,566
6.500% due 03/15/2041	29,850	36,559

Weyerhaeuser Co.
4.000% due 11/15/2029	3,025	3,119
6.875% due 12/15/2033	14,477	18,361
6.950% due 10/01/2027	4,500	5,452
7.375% due 03/15/2032	144,587	191,248
7.950% due 03/15/2025	850	1,020
8.500% due 01/15/2025	450	568

WP Carey, Inc.
4.000% due 02/01/2025	1,600	1,613

XLIT Ltd.
5.500% due 03/31/2045	12,450	13,798

		5,884,542

INDUSTRIALS 39.8%

AbbVie, Inc.
4.300% due 05/14/2036	23,400	22,355
4.400% due 11/06/2042	44,237	41,203
4.450% due 05/14/2046	33,650	31,362
4.500% due 05/14/2035	25,127	24,688
4.700% due 05/14/2045	32,100	31,005

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047	7,900	8,170

Activision Blizzard, Inc.
4.500% due 06/15/2047	12,155	11,473

ADT Security Corp.
4.875% due 07/15/2032	81,830	66,691

AEP Transmission Co. LLC
3.750% due 12/01/2047	1,100	1,085

Aetna, Inc.
4.750% due 03/15/2044	50	49

Air Canada Pass-Through Trust
4.125% due 11/15/2026	14,156	14,459

Alibaba Group Holding Ltd.
3.600% due 11/28/2024	14,000	14,366
4.200% due 12/06/2047	12,200	11,980

Alimentation Couche-Tard, Inc.
4.500% due 07/26/2047	8,900	8,373

Allergan Funding SCS
4.550% due 03/15/2035	14,400	14,144
4.850% due 06/15/2044	51,900	51,882

Allergan Sales LLC
4.875% due 02/15/2021	2,000	2,059
5.000% due 12/15/2021	1,225	1,276

Altria Group, Inc.
3.875% due 09/16/2046	12,080	9,957
5.950% due 02/14/2049	25,500	27,402
6.200% due 02/14/2059	7,500	8,080

Amazon.com, Inc.
3.875% due 08/22/2037	1,100	1,151
4.250% due 08/22/2057	48,800	52,679
4.950% due 12/05/2044	475	569

American Airlines Pass-Through Trust
3.000% due 04/15/2030	646	626
3.200% due 12/15/2029	5,285	5,179
3.250% due 04/15/2030	922	888
3.375% due 11/01/2028	414	408
3.700% due 04/01/2028	4,511	4,532
4.000% due 01/15/2027	4,516	4,600
4.375% due 04/01/2024	602	605

Amgen, Inc.
4.400% due 05/01/2045	1,000	988
4.563% due 06/15/2048	20,474	20,609

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.663% due 06/15/2051	$162,358	$163,949
4.950% due 10/01/2041	4,650	4,963

Anadarko Holding Co.
7.150% due 05/15/2028	14,050	16,310

Anadarko Petroleum Corp.
6.450% due 09/15/2036	10,816	12,491
7.000% due 11/15/2027	1,000	1,162
7.950% due 06/15/2039	50,000	63,691

Andeavor Logistics LP
3.500% due 12/01/2022	2,525	2,554
5.200% due 12/01/2047	2,100	2,111

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	100,000	100,187
4.900% due 02/01/2046	113,900	114,637

Anheuser-Busch InBev Worldwide, Inc.
3.750% due 07/15/2042	300	260
4.375% due 04/15/2038	14,400	13,864
4.439% due 10/06/2048	1,601	1,512
4.600% due 04/15/2048	5,900	5,696
4.750% due 04/15/2058	23,800	22,766
4.950% due 01/15/2042	4,000	4,051
5.800% due 01/23/2059	44,800	50,015

Anthem, Inc.
3.125% due 05/15/2022	1,000	1,009
4.375% due 12/01/2047	27,800	27,735
4.550% due 03/01/2048	9,700	9,973
4.625% due 05/15/2042	11,000	11,392
4.650% due 01/15/2043	2,605	2,703
5.100% due 01/15/2044	13,244	14,511

Apache Corp.
5.100% due 09/01/2040	850	843

Apple, Inc.
3.200% due 05/11/2027	3,700	3,737
3.750% due 09/12/2047	31,100	31,040
3.850% due 08/04/2046	73,395	74,489
4.250% due 02/09/2047	19,576	20,953
4.375% due 05/13/2045	2,400	2,619

Applied Materials, Inc.
4.350% due 04/01/2047	13,300	14,010

Aptiv PLC
5.400% due 03/15/2049	20,000	20,749

Arconic, Inc.
5.900% due 02/01/2027	1,900	1,975

Arrow Electronics, Inc.
4.500% due 03/01/2023	2,100	2,174

Ashtead Capital, Inc.
5.250% due 08/01/2026	900	925

AstraZeneca PLC
4.375% due 11/16/2045	6,400	6,632

Bacardi Ltd.
4.500% due 01/15/2021	1,200	1,220
4.700% due 05/15/2028	4,000	4,010
5.150% due 05/15/2038	18,440	17,662
5.300% due 05/15/2048	28,300	27,216

Baker Hughes a GE Co. LLC
5.125% due 09/15/2040	6,800	7,159

Barrick North America Finance LLC
5.700% due 05/30/2041	9,900	11,348

BAT Capital Corp.
3.564% (US0003M + 0.880%) due 08/15/2022 ~	2,160	2,154
4.390% due 08/15/2037	8,200	7,418
4.540% due 08/15/2047	36,508	32,084

Baxter International, Inc.
2.600% due 08/15/2026	1,500	1,435

Bayer U.S. Finance LLC
2.750% due 07/15/2021	5,985	5,888
3.000% due 10/08/2021	1,900	1,886
3.621% (US0003M + 1.010%) due 12/15/2023 ~	1,050	1,035
3.875% due 12/15/2023	5,000	5,043
4.200% due 07/15/2034	18,043	16,402
4.375% due 12/15/2028	8,100	8,065
4.625% due 06/25/2038	900	843
4.875% due 06/25/2048	12,000	11,313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Becton Dickinson and Co.
4.875% due 05/15/2044	$16,000	$15,870

Biogen, Inc.
5.200% due 09/15/2045	6,400	6,800

Boston Scientific Corp.
7.000% due 11/15/2035	43,837	57,063
7.375% due 01/15/2040	42,000	57,462

Braskem America Finance Co.
7.125% due 07/22/2041	26,600	30,789

Braskem Netherlands Finance BV
4.500% due 01/10/2028	14,200	13,859

BRF S.A.
4.750% due 05/22/2024 (j)	2,700	2,555

Broadcom Corp.
2.200% due 01/15/2021	2,930	2,886
2.650% due 01/15/2023	19,510	19,012
3.000% due 01/15/2022	18,689	18,623
3.875% due 01/15/2027	50,700	48,517

Buckeye Partners LP
5.600% due 10/15/2044	3,800	3,660

Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	38,950	41,692
4.450% due 03/15/2043	69,500	75,302
4.550% due 09/01/2044	2,400	2,643
4.900% due 04/01/2044	3,300	3,791
5.050% due 03/01/2041	11,900	13,754
5.150% due 09/01/2043	9,000	10,630
5.750% due 05/01/2040	15,720	19,561
6.200% due 08/15/2036	800	1,023
6.530% due 07/15/2037	1,500	1,989
7.290% due 06/01/2036	800	1,112

CA, Inc.
3.600% due 08/01/2020	5,200	5,226

Campbell Soup Co.
3.241% (US0003M + 0.630%) due 03/15/2021 ~	1,000	993
3.950% due 03/15/2025	2,200	2,217
4.150% due 03/15/2028	4,000	3,992

Canadian Pacific Railway Co.
6.125% due 09/15/2115	46,358	57,682

CBS Corp.
4.850% due 07/01/2042	14,534	14,508
4.900% due 08/15/2044	4,027	3,978
7.875% due 07/30/2030	7,800	10,308

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	3,834	3,738

Celgene Corp.
4.350% due 11/15/2047	17,664	17,271
4.550% due 02/20/2048	1,100	1,122
4.625% due 05/15/2044	5,341	5,396
5.000% due 08/15/2045	5,917	6,229

Celulosa Arauco y Constitucion S.A.
5.500% due 11/02/2047	9,000	8,932

Cenovus Energy, Inc.
5.200% due 09/15/2043	150	141
5.250% due 06/15/2037	7,515	7,478
5.400% due 06/15/2047	22,000	21,856
6.750% due 11/15/2039	16,900	18,893

CenterPoint Energy Resources Corp.
4.100% due 09/01/2047	2,000	1,975

Central Japan Railway Co.
2.800% due 02/23/2022	1,200	1,199

Central Nippon Expressway Co. Ltd.
2.362% due 05/28/2021	11,200	11,060
3.298% (US0003M + 0.560%) due 11/02/2021 ~	2,000	1,998

Charter Communications Operating LLC
3.750% due 02/15/2028	1,800	1,741
4.464% due 07/23/2022	2,375	2,459
5.375% due 05/01/2047	49,200	49,094
5.750% due 04/01/2048	14,200	14,888
6.384% due 10/23/2035	34,381	38,454
6.484% due 10/23/2045	38,419	43,166

China Resources Gas Group Ltd.
4.500% due 04/05/2022	5,434	5,614

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Church & Dwight Co., Inc.
3.950% due 08/01/2047	$5,900	$5,715

Cigna Corp.
3.677% (US0003M + 0.890%) due 07/15/2023 ~	4,600	4,580

Cigna Holding Co.
5.125% due 06/15/2020	5,870	6,029

Cimarex Energy Co.
3.900% due 05/15/2027	8,600	8,592
4.375% due 06/01/2024	1,300	1,352
4.375% due 03/15/2029	25,000	25,796

Citrix Systems, Inc.
4.500% due 12/01/2027	4,100	4,054

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	10,900	11,851

Comcast Corp.
3.969% due 11/01/2047	57,110	55,296
3.999% due 11/01/2049	143,297	139,933
4.000% due 03/01/2048	12,260	12,059
4.049% due 11/01/2052	3,821	3,712
4.500% due 01/15/2043	2,600	2,727
4.600% due 10/15/2038	5,400	5,799
4.650% due 07/15/2042	46,600	50,197
4.700% due 10/15/2048	10,000	10,907
4.750% due 03/01/2044	1,600	1,740
4.950% due 10/15/2058	20,900	23,130
5.650% due 06/15/2035	10,000	11,781
7.050% due 03/15/2033	6,875	9,150

Conagra Brands, Inc.
3.250% due 09/15/2022	1,904	1,896
3.800% due 10/22/2021	19,946	20,325
4.300% due 05/01/2024	4,493	4,659
5.400% due 11/01/2048	10,300	10,389
7.000% due 10/01/2028	1,800	2,108

Concho Resources, Inc.
4.850% due 08/15/2048	5,400	5,677
4.875% due 10/01/2047	7,979	8,495

Constellation Brands, Inc.
3.384% (US0003M + 0.700%) due 11/15/2021 ~	1,000	1,001
4.100% due 02/15/2048	10,200	9,295
4.500% due 05/09/2047	8,100	7,848
5.250% due 11/15/2048	3,500	3,724

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	4,944	5,037
7.250% due 05/10/2021	11,300	11,543

Continental Resources, Inc.
4.900% due 06/01/2044	16,600	16,956

Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	2,000	2,024
4.500% due 08/01/2047	28,470	29,555
5.625% due 10/18/2043	2,200	2,659

Cox Communications, Inc.
4.500% due 06/30/2043	21,841	19,024
4.700% due 12/15/2042	12,190	11,050
4.800% due 02/01/2035	15,800	14,986

CRH America Finance, Inc.
4.400% due 05/09/2047	2,700	2,443
4.500% due 04/04/2048	7,000	6,509

CRH America, Inc.
5.750% due 01/15/2021	1,300	1,345

CVS Health Corp.
4.300% due 03/25/2028	1,600	1,624
5.050% due 03/25/2048	10,000	10,095

CVS Pass-Through Trust
4.163% due 08/11/2036	9,628	9,516
4.704% due 01/10/2036	1,442	1,499
5.773% due 01/10/2033	1,244	1,353
5.880% due 01/10/2028	3,418	3,688
5.926% due 01/10/2034	28,563	31,770
6.036% due 12/10/2028	1,803	1,969
6.943% due 01/10/2030	30,034	34,270
7.507% due 01/10/2032	76,180	90,672
8.353% due 07/10/2031	14,014	17,324

D.R. Horton, Inc.
4.375% due 09/15/2022	800	821

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	85

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Finance North America LLC
2.200% due 10/30/2021	$1,601	$1,568
2.850% due 01/06/2022	7,817	7,782
2.875% due 03/10/2021	4,395	4,386
3.288% (US0003M + 0.550%) due 05/04/2021 ~	3,500	3,496
3.350% due 05/04/2021	1,695	1,706
3.400% due 02/22/2022	4,288	4,331
3.403% (US0003M + 0.670%) due 11/05/2021 ~	1,225	1,223

Danone S.A.
2.077% due 11/02/2021	10,200	10,007

Dell International LLC
4.420% due 06/15/2021	5,110	5,245
4.900% due 10/01/2026	17,200	17,542
5.300% due 10/01/2029	34,200	34,489
5.450% due 06/15/2023	32,130	34,259
6.020% due 06/15/2026	78,400	84,399
8.100% due 07/15/2036	19,700	23,230
8.350% due 07/15/2046	37,150	44,962

Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021	812	834

Deutsche Telekom International Finance BV
1.950% due 09/19/2021	1,340	1,310
2.820% due 01/19/2022	2,315	2,310
4.750% due 06/21/2038	8,400	8,615
8.750% due 06/15/2030	70,000	96,550
9.250% due 06/01/2032	250	364

Discovery Communications LLC
3.300% due 05/15/2022	300	302
4.950% due 05/15/2042	800	744
5.200% due 09/20/2047	21,300	20,774
6.350% due 06/01/2040	3,900	4,293

Dominion Energy Gas Holdings LLC
4.800% due 11/01/2043	800	858

DP World PLC
5.625% due 09/25/2048	22,800	23,787
6.850% due 07/02/2037	33,320	40,189

eBay, Inc.
2.600% due 07/15/2022	1,049	1,035
3.621% (US0003M + 0.870%) due 01/30/2023 ~	3,187	3,176

Ecopetrol S.A.
5.875% due 05/28/2045	7,300	7,592
7.375% due 09/18/2043	25,700	30,776

El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	25,670	33,834

Eli Lilly & Co.
3.950% due 05/15/2047	7,000	7,257

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	4,600	4,718

Enbridge, Inc.
3.700% due 07/15/2027	400	400
4.500% due 06/10/2044	7,947	8,045
5.500% due 12/01/2046	1,945	2,328

Encana Corp.
5.150% due 11/15/2041	1,581	1,587
7.200% due 11/01/2031	11,096	13,698
7.375% due 11/01/2031	4,600	5,798

Energy Transfer Operating LP
4.900% due 03/15/2035	26,073	24,852
5.150% due 02/01/2043	26,385	25,416
5.150% due 03/15/2045	42,286	40,840
5.300% due 04/15/2047	20,740	20,475
5.950% due 10/01/2043	1,788	1,891
6.050% due 06/01/2041	1,500	1,610
6.125% due 12/15/2045	38,400	41,885
6.500% due 02/01/2042	9,314	10,378
6.625% due 10/15/2036	11,177	12,652
7.500% due 07/01/2038	19,850	24,163

EnLink Midstream Partners LP
5.450% due 06/01/2047	13,800	12,351

Entergy Louisiana LLC
3.250% due 04/01/2028	11,800	11,801
4.000% due 03/15/2033	6,100	6,420
4.200% due 04/01/2050	10,000	10,475
5.000% due 07/15/2044	4,300	4,385

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enterprise Products Operating LLC
3.500% due 02/01/2022	$6,300	$6,425
4.450% due 02/15/2043	95,045	95,783
4.800% due 02/01/2049	3,575	3,802
4.850% due 08/15/2042	11,300	11,896
4.850% due 03/15/2044	40,955	43,615
4.950% due 10/15/2054	500	527
5.100% due 02/15/2045	24,850	27,289
5.250% due 08/16/2077 •	18,400	17,047
5.700% due 02/15/2042	5,600	6,569
5.750% due 03/01/2035	15,361	16,956
5.950% due 02/01/2041	7,663	9,190
6.125% due 10/15/2039	5,000	6,019
6.450% due 09/01/2040	4,995	6,188

EQM Midstream Partners LP
4.000% due 08/01/2024	10,100	9,892
6.500% due 07/15/2048	5,000	5,063

EQT Corp.
3.362% (US0003M + 0.770%) due 10/01/2020 ~	1,100	1,094
3.900% due 10/01/2027	11,305	10,588

Equinor ASA
5.100% due 08/17/2040	6,000	7,098

ERAC USA Finance LLC
3.300% due 12/01/2026	1,000	974
4.500% due 08/16/2021	1,000	1,031
4.500% due 02/15/2045	2,067	2,039
7.000% due 10/15/2037	9,200	11,814

FedEx Corp.
3.875% due 08/01/2042	765	678
4.550% due 04/01/2046	18,300	17,696
4.750% due 11/15/2045	6,250	6,234
4.950% due 10/17/2048	12,000	12,387
5.100% due 01/15/2044	15,041	15,705

Ford Motor Co.
8.900% due 01/15/2032	9,209	10,614
9.980% due 02/15/2047	5,300	6,893

Fortune Brands Home & Security, Inc.
4.000% due 06/15/2025	24,600	25,159

GATX Corp.
4.850% due 06/01/2021	6,170	6,361
5.200% due 03/15/2044	1,500	1,565

General Electric Co.
4.125% due 10/09/2042	42,200	36,760
4.500% due 03/11/2044	28,550	26,170
5.000% due 01/21/2021 •(f)	38,582	36,017
5.875% due 01/14/2038	24,551	26,188
6.150% due 08/07/2037	744	815
6.750% due 03/15/2032	1,289	1,491
6.875% due 01/10/2039	7,868	9,330

General Mills, Inc.
4.550% due 04/17/2038	3,200	3,178

General Motors Co.
5.150% due 04/01/2038	15,200	13,932
5.400% due 04/01/2048	1,760	1,618

Georgia-Pacific LLC
3.600% due 03/01/2025	2,654	2,728
7.250% due 06/01/2028	14,460	18,488
7.750% due 11/15/2029	1,600	2,177
8.875% due 05/15/2031	20,200	30,260

Gilead Sciences, Inc.
4.150% due 03/01/2047	4,000	3,874
4.600% due 09/01/2035	16,700	17,632
4.750% due 03/01/2046	7,700	8,086
4.800% due 04/01/2044	2,700	2,845

GlaxoSmithKline Capital, Inc.
6.375% due 05/15/2038	3,000	3,981

Glencore Finance Canada Ltd.
4.950% due 11/15/2021	7,800	8,112
5.550% due 10/25/2042	10,430	10,435
6.900% due 11/15/2037	100	113

Glencore Funding LLC
4.875% due 03/12/2029	20,000	20,171

Globo Comunicacao e Participacoes S.A.
4.843% due 06/08/2025	8,600	8,488
5.125% due 03/31/2027	1,300	1,263

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GNL Quintero S.A.
4.634% due 07/31/2029	$5,000	$5,186

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	8,490	8,607

Goldcorp, Inc.
3.700% due 03/15/2023	3,725	3,789
5.450% due 06/09/2044	33,900	37,335

GTL Trade Finance, Inc.
7.250% due 04/16/2044	9,800	11,024

GTP Acquisition Partners LLC
3.482% due 06/15/2050	7,500	7,589

Hackensack Meridian Health, Inc.
4.500% due 07/01/2057	8,700	9,527

Halliburton Co.
4.850% due 11/15/2035	10,400	10,931
6.700% due 09/15/2038	1,130	1,424
7.450% due 09/15/2039	17,300	23,454

Harris Corp.
4.854% due 04/27/2035	2,150	2,314

HCA, Inc.
4.500% due 02/15/2027	8,800	9,059
4.750% due 05/01/2023	6,500	6,829
5.500% due 06/15/2047	7,662	8,188
5.875% due 03/15/2022	26,135	28,096

Heineken NV
4.000% due 10/01/2042	3,066	2,966
4.350% due 03/29/2047	17,000	17,195

Hess Corp.
6.000% due 01/15/2040	9,135	9,542
7.300% due 08/15/2031	2,129	2,488

Hewlett Packard Enterprise Co.
3.515% (US0003M + 0.720%) due 10/05/2021 ~	3,905	3,892

Home Depot, Inc.
4.400% due 03/15/2045	10,850	11,730

Humana, Inc.
3.950% due 03/15/2027	900	911
4.800% due 03/15/2047	8,200	8,667
8.150% due 06/15/2038	1,000	1,380

Huntsman International LLC
5.125% due 11/15/2022	17,151	17,966

IHS Markit Ltd.
5.000% due 11/01/2022	3,334	3,495

Imperial Brands Finance PLC
2.950% due 07/21/2020	10,250	10,222
3.500% due 02/11/2023	200	200
4.250% due 07/21/2025	19,215	19,628

Intel Corp.
4.100% due 05/11/2047	5,400	5,722

International Flavors & Fragrances, Inc.
4.375% due 06/01/2047	1,500	1,428
5.000% due 09/26/2048	10,000	10,533

International Paper Co.
4.350% due 08/15/2048	6,900	6,463
4.400% due 08/15/2047	6,800	6,391
4.800% due 06/15/2044	12,450	12,358
6.000% due 11/15/2041	7,400	8,293
8.700% due 06/15/2038	9,455	13,286

Interpublic Group of Cos., Inc.
5.400% due 10/01/2048	8,100	8,249

JB Hunt Transport Services, Inc.
3.300% due 08/15/2022	2,100	2,122
3.875% due 03/01/2026	1,000	1,017

JM Smucker Co.
4.375% due 03/15/2045	1,400	1,320

Juniper Networks, Inc.
5.950% due 03/15/2041	46,478	48,326

Kaiser Foundation Hospitals
4.150% due 05/01/2047	12,100	12,821

Kansas City Southern
4.300% due 05/15/2043	5,000	4,900
4.700% due 05/01/2048	19,600	20,567
4.950% due 08/15/2045	24,795	26,741

Kellogg Co.
4.500% due 04/01/2046	6,800	6,457

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kerr-McGee Corp.
7.875% due 09/15/2031	$2,400	$3,048

Keurig Dr Pepper, Inc.
4.597% due 05/25/2028	3,700	3,861
4.985% due 05/25/2038	14,200	14,536
5.085% due 05/25/2048	7,300	7,498

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	10,709	10,465
5.000% due 08/15/2042	5,500	5,520
5.000% due 03/01/2043	34,835	34,987
5.500% due 03/01/2044	2,250	2,419
5.625% due 09/01/2041	1,700	1,828
5.800% due 03/15/2035	10,942	12,082
6.375% due 03/01/2041	6,000	6,969
6.500% due 02/01/2037	12,219	14,131
6.500% due 09/01/2039	36,840	43,298
6.550% due 09/15/2040	30,300	35,333
6.950% due 01/15/2038	8,500	10,361
7.500% due 11/15/2040	22,967	29,188

Kinder Morgan, Inc.
5.300% due 12/01/2034	1,400	1,521
7.750% due 01/15/2032	3,000	3,922
7.800% due 08/01/2031	2,000	2,579

KLA-Tencor Corp.
4.125% due 11/01/2021	2,200	2,262
5.000% due 03/15/2049	5,000	5,307

Kraft Heinz Foods Co.
4.375% due 06/01/2046	250	218
5.000% due 06/04/2042	13,250	12,583
5.200% due 07/15/2045	1,000	966
6.375% due 07/15/2028	650	728
6.500% due 02/09/2040	98,198	107,492
6.750% due 03/15/2032	5,025	5,839
6.875% due 01/26/2039	3,900	4,418
7.125% due 08/01/2039	36,043	41,595

Kroger Co.
7.500% due 04/01/2031	150	188

LafargeHolcim Finance U.S. LLC
4.750% due 09/22/2046	4,300	4,006

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	3,135	3,102

Leonardo U.S. Holdings, Inc.
6.250% due 01/15/2040	5,500	5,087

Lockheed Martin Corp.
3.600% due 03/01/2035	2,500	2,478
4.090% due 09/15/2052	8,609	8,771
4.500% due 05/15/2036	2,100	2,283

Lowe’s Cos., Inc.
3.700% due 04/15/2046	8,300	7,375
4.050% due 05/03/2047	7,940	7,466

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	8,555	10,562

Magellan Midstream Partners LP
4.850% due 02/01/2049	11,300	12,033

Marathon Oil Corp.
2.800% due 11/01/2022	966	955
5.200% due 06/01/2045	5,000	5,400
6.600% due 10/01/2037	3,700	4,369

Marathon Petroleum Corp.
4.500% due 04/01/2048	1,300	1,252

Marriott International, Inc.
4.650% due 12/01/2028	3,288	3,481

Marvell Technology Group Ltd.
4.875% due 06/22/2028	15,500	16,052

Masco Corp.
4.375% due 04/01/2026	5,400	5,501
4.500% due 05/15/2047	9,822	8,971
5.950% due 03/15/2022	5,871	6,284
6.500% due 08/15/2032	3,614	4,120
7.750% due 08/01/2029	2,539	3,088

Massachusetts Institute of Technology
5.600% due 07/01/2111	1,668	2,325

Mead Johnson Nutrition Co.
4.600% due 06/01/2044	2,505	2,744

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Medtronic, Inc.
4.375% due 03/15/2035	$1,311	$1,434
4.625% due 03/15/2045	3,853	4,416

Merck & Co., Inc.
4.000% due 03/07/2049	13,000	13,531

Mexichem S.A.B. de C.V.
5.500% due 01/15/2048	4,000	3,783

Micron Technology, Inc.
5.327% due 02/06/2029	15,400	15,848

Microsoft Corp.
3.450% due 08/08/2036	11,400	11,474
3.700% due 08/08/2046	59,071	60,565
3.750% due 02/12/2045	1,300	1,338
4.100% due 02/06/2037	26,700	29,122
4.500% due 02/06/2057	22,900	26,412
4.750% due 11/03/2055	16,700	20,064

Midcontinent Express Pipeline LLC
6.700% due 09/15/2019	12,670	12,764

Molson Coors Brewing Co.
5.000% due 05/01/2042	200	197

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	14,345	13,992

Moody’s Corp.
3.250% due 01/15/2028	3,723	3,645
4.875% due 12/17/2048	9,000	9,891
5.250% due 07/15/2044	4,144	4,695

Motorola Solutions, Inc.
5.500% due 09/01/2044	11,700	11,420

MPLX LP
4.700% due 04/15/2048	10,306	9,901
4.900% due 04/15/2058	12,600	11,898

Mylan NV
3.150% due 06/15/2021	12,170	12,148
3.750% due 12/15/2020	17,693	17,862
3.950% due 06/15/2026	6,100	5,830
5.250% due 06/15/2046	18,153	16,391

Mylan, Inc.
3.125% due 01/15/2023	2,100	2,054
4.200% due 11/29/2023	4,461	4,543
4.550% due 04/15/2028	4,845	4,719
5.200% due 04/15/2048	28,900	26,222
5.400% due 11/29/2043	1,900	1,750

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (f)	16,400	16,652

NBCUniversal Media LLC
4.450% due 01/15/2043	32,900	34,195
5.950% due 04/01/2041	52,000	64,134

Nestle Holdings, Inc.
3.900% due 09/24/2038	4,000	4,179

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	22,905	24,021

Newell Brands, Inc.
5.375% due 04/01/2036	2,463	2,254

Newmont Mining Corp.
6.250% due 10/01/2039	11,710	14,196

Nexen, Inc.
6.400% due 05/15/2037	1,100	1,421
7.500% due 07/30/2039	2,410	3,532

Noble Holding International Ltd.
5.250% due 03/15/2042	250	152

Norfolk Southern Corp.
3.942% due 11/01/2047	6,494	6,359
4.050% due 08/15/2052	8,710	8,518

Northern Natural Gas Co.
4.100% due 09/15/2042	14,000	13,904
4.300% due 01/15/2049	15,000	15,440

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	10,681	10,326

NVR, Inc.
3.950% due 09/15/2022	5,000	5,138

NXP BV
3.875% due 09/01/2022	21,118	21,469
4.125% due 06/01/2021	24,396	24,915
4.625% due 06/15/2022	35,919	37,252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 06/01/2023	$28,016	$29,165
5.350% due 03/01/2026	10,000	10,773
5.550% due 12/01/2028	2,200	2,385

Occidental Petroleum Corp.
4.200% due 03/15/2048	3,400	3,555

Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (d)(f)	4,491	45

ONEOK Partners LP
6.125% due 02/01/2041	25,682	28,795
6.200% due 09/15/2043	42,133	48,122
6.650% due 10/01/2036	4,765	5,465
6.850% due 10/15/2037	8,494	10,065

Oracle Corp.
3.800% due 11/15/2037	8,405	8,428
3.850% due 07/15/2036	1,500	1,519
3.900% due 05/15/2035	425	436
4.000% due 11/15/2047	78,180	78,824
4.125% due 05/15/2045	5,100	5,220
4.300% due 07/08/2034	1,450	1,560
4.375% due 05/15/2055	1,700	1,799

Owens Corning
4.200% due 12/15/2022	3,822	3,926
4.300% due 07/15/2047	23,751	19,289
4.400% due 01/30/2048	34,933	28,847
7.000% due 12/01/2036	491	560

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	2,000	2,033
4.750% due 03/22/2028	13,485	13,224
6.000% due 04/07/2023	19,900	21,434

PeaceHealth Obligated Group
4.787% due 11/15/2048	2,200	2,518

Penske Truck Leasing Co. LP
3.300% due 04/01/2021	3,300	3,314
3.375% due 02/01/2022	3,400	3,416
3.900% due 02/01/2024	6,899	6,989
4.125% due 08/01/2023	2,143	2,208
4.250% due 01/17/2023	3,404	3,520

Pernod Ricard S.A.
5.750% due 04/07/2021	7,850	8,272

Pertamina Persero PT
6.000% due 05/03/2042	5,000	5,442
6.450% due 05/30/2044	5,700	6,522

Petroleos Mexicanos
6.350% due 02/12/2048	125,896	111,626
6.375% due 01/23/2045	29,069	25,786
6.500% due 03/13/2027	1,600	1,611
6.500% due 06/02/2041	1,000	908
6.750% due 09/21/2047	100,026	92,278

Pfizer, Inc.
3.900% due 03/15/2039	11,400	11,711
4.200% due 09/15/2048	600	645
4.300% due 06/15/2043	400	428
4.400% due 05/15/2044	6,900	7,519
5.600% due 09/15/2040	33,365	41,237
7.200% due 03/15/2039	2,470	3,585

Philip Morris International, Inc.
3.875% due 08/21/2042	3,675	3,387
4.125% due 03/04/2043	2,575	2,443
4.250% due 11/10/2044	21,000	20,464
4.375% due 11/15/2041	12,700	12,417
4.875% due 11/15/2043	2,500	2,620
6.375% due 05/16/2038	13,283	16,491

Pioneer Natural Resources Co.
4.450% due 01/15/2026	250	263
7.200% due 01/15/2028	24,475	29,761

QUALCOMM, Inc.
4.650% due 05/20/2035	15,340	15,851
4.800% due 05/20/2045	7,278	7,441

QVC, Inc.
4.375% due 03/15/2023	4,558	4,628
4.850% due 04/01/2024	18,100	18,527
5.125% due 07/02/2022	6,820	7,151
5.450% due 08/15/2034	35,700	34,784
5.950% due 03/15/2043	34,155	31,722

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	5,000	5,512
6.332% due 09/30/2027	3,535	3,995

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	87

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reckitt Benckiser Treasury Services PLC
3.162% (US0003M + 0.560%) due 06/24/2022 ~	$1,200	$1,191

RELX Capital, Inc.
3.125% due 10/15/2022	7,102	7,163
3.500% due 03/16/2023	2,570	2,606

Reynolds American, Inc.
5.850% due 08/15/2045	10,000	10,290
6.150% due 09/15/2043	10,920	11,430
7.250% due 06/15/2037	700	819

Rockies Express Pipeline LLC
5.625% due 04/15/2020	8,500	8,723
6.875% due 04/15/2040	8,450	9,111
7.500% due 07/15/2038	25,640	28,901

Rockwell Collins, Inc.
3.100% due 11/15/2021	1,215	1,218
3.200% due 03/15/2024	3,353	3,354
3.500% due 03/15/2027	7,600	7,533
4.350% due 04/15/2047	4,500	4,449

Ryder System, Inc.
2.500% due 09/01/2022	1,060	1,037

S&P Global, Inc.
4.500% due 05/15/2048	200	218

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	23,300	23,532
5.000% due 03/15/2027	36,700	38,938
5.625% due 02/01/2021	24,215	25,168
5.625% due 03/01/2025	300	330
5.875% due 06/30/2026	7,556	8,417

Sands China Ltd.
5.125% due 08/08/2025	26,800	27,983
5.400% due 08/08/2028	13,400	14,084

SASOL Financing USA LLC
6.500% due 09/27/2028	11,200	12,243

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	5,000	4,944

Siemens Financieringsmaatschappij NV
4.200% due 03/16/2047	6,700	7,043

Sky Ltd.
3.125% due 11/26/2022	4,200	4,246
3.750% due 09/16/2024	2,800	2,903

Southern Co.
4.250% due 07/01/2036	9,300	9,203
4.400% due 07/01/2046	19,705	19,894

Southern Natural Gas Co. LLC
8.000% due 03/01/2032	8,346	11,382

Spirit AeroSystems, Inc.
3.411% (US0003M + 0.800%) due 06/15/2021 ~	2,700	2,685

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	5,954	6,088

Sprint Spectrum Co. LLC
5.152% due 09/20/2029	22,100	22,652

Standard Industries, Inc.
4.750% due 01/15/2028	14,500	13,884
5.000% due 02/15/2027	2,380	2,309

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021	1,822	1,871
4.650% due 02/15/2022	2,000	2,080
4.950% due 01/15/2043	27,800	26,023

Suzano Austria GmbH
6.000% due 01/15/2029	13,600	14,521
7.000% due 03/16/2047	21,520	24,048

Syngenta Finance NV
3.125% due 03/28/2022	1,500	1,484
5.676% due 04/24/2048	6,575	6,250

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021	3,200	3,283
4.400% due 11/26/2023	1,400	1,473
5.000% due 11/26/2028	9,200	9,991

Tech Data Corp.
4.950% due 02/15/2027	7,100	7,194

Teck Resources Ltd.
6.125% due 10/01/2035	10,000	10,681

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telefonica Emisiones S.A.
4.665% due 03/06/2038	$2,970	$2,843
4.895% due 03/06/2048	20,230	19,745
5.213% due 03/08/2047	14,400	14,648
5.462% due 02/16/2021	14,606	15,279
5.520% due 03/01/2049	10,000	10,520
7.045% due 06/20/2036	27,468	33,512

Tencent Holdings Ltd.
3.925% due 01/19/2038	2,000	1,921

Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	320	409

Tesco PLC
6.150% due 11/15/2037	1,795	1,904

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	8,137	7,592

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	1,500	1,431

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~	2,100	2,092

Thomson Reuters Corp.
4.300% due 11/23/2023	22,700	23,639
5.650% due 11/23/2043	23,336	25,656

Time Warner Cable LLC
4.000% due 09/01/2021	1,516	1,542
4.125% due 02/15/2021	5,806	5,899
4.500% due 09/15/2042	18,500	16,263
5.500% due 09/01/2041	14,800	14,676
5.875% due 11/15/2040	5,000	5,212
6.550% due 05/01/2037	2,950	3,268
6.750% due 06/15/2039	52,495	58,722
7.300% due 07/01/2038	2,080	2,430

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	1,128	1,321
8.375% due 07/15/2033	18,720	24,463

Topaz Solar Farms LLC
4.875% due 09/30/2039	6,457	6,329

Toyota Tsusho Corp.
3.625% due 09/13/2023	6,120	6,272

TransCanada PipeLines Ltd.
4.875% due 05/15/2048	22,100	23,256
6.200% due 10/15/2037	3,484	4,150
7.250% due 08/15/2038	1,400	1,834
7.625% due 01/15/2039	10,020	13,673
9.875% due 01/01/2021	1,800	2,006

Transcontinental Gas Pipe Line Co. LLC
5.400% due 08/15/2041	4,330	4,718

TTX Co.
4.600% due 02/01/2049	3,700	4,042

Tyson Foods, Inc.
4.350% due 03/01/2029	4,100	4,237
4.500% due 06/15/2022	600	627
4.550% due 06/02/2047	1,000	951
4.875% due 08/15/2034	950	986
5.100% due 09/28/2048	7,700	7,864

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	7,758	7,878
4.625% due 12/03/2026	2,940	3,074
7.125% due 04/22/2025	2,283	2,535

Union Pacific Corp.
4.100% due 09/15/2067	4,347	3,991
4.300% due 03/01/2049	14,600	15,116
4.375% due 11/15/2065	2,500	2,428

United Airlines Pass-Through Trust
3.100% due 01/07/2030	29,651	29,077
3.100% due 04/07/2030	4,009	3,820
3.450% due 01/07/2030	2,394	2,355
3.750% due 03/03/2028	5,049	5,094
4.000% due 10/11/2027	13,292	13,566
4.150% due 02/25/2033	7,200	7,474
4.300% due 02/15/2027	14,805	15,384
4.550% due 02/25/2033	17,113	17,588

United Parcel Service, Inc.
3.750% due 11/15/2047	23,000	22,112

United Technologies Corp.
3.100% due 06/01/2022	1,543	1,554

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.333% (US0003M + 0.650%) due 08/16/2021 ~		$14,600	$14,610
4.450% due 11/16/2038		8,800	9,128
4.625% due 11/16/2048		15,600	16,613

UnitedHealth Group, Inc.
3.750% due 10/15/2047		8,100	7,895
4.625% due 11/15/2041		14,000	15,377
4.750% due 07/15/2045		10,099	11,448
5.800% due 03/15/2036		300	370
5.950% due 02/15/2041		4,700	6,013
6.625% due 11/15/2037		2,150	2,899

Vale Overseas Ltd.
6.250% due 08/10/2026		28,600	31,231
6.875% due 11/21/2036		19,816	22,739
6.875% due 11/10/2039		5,600	6,440

Vale S.A.
3.750% due 01/10/2023 (j)	EUR	8,000	9,573

Valero Energy Corp.
4.000% due 04/01/2029		$10,300	10,389

Virgin Australia Pass-Through Trust
5.000% due 04/23/2025		1,105	1,131

VMware, Inc.
3.900% due 08/21/2027		16,300	15,697

Volkswagen Group of America Finance LLC
3.458% (US0003M + 0.770%) due 11/13/2020 ~		5,700	5,719
4.000% due 11/12/2021		10,600	10,821

Wabtec Corp.
4.950% due 09/15/2028		2,690	2,731

Walt Disney Co.
4.750% due 09/15/2044		6,000	6,899
6.150% due 03/01/2037		600	782
6.150% due 02/15/2041		48,600	65,056
6.650% due 11/15/2037		2,031	2,808
6.900% due 08/15/2039		7,229	10,226
7.750% due 12/01/2045		4,773	7,630

Warner Media LLC
4.650% due 06/01/2044		10,705	10,366
4.900% due 06/15/2042		8,000	8,038
5.350% due 12/15/2043		3,300	3,478
5.375% due 10/15/2041		5,000	5,318

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024		9,100	9,159

Western & Southern Life Insurance Co.
5.150% due 01/15/2049		13,800	15,163

Western Digital Corp.
4.750% due 02/15/2026		8,100	7,746

Western Midstream Operating LP
5.450% due 04/01/2044		2,600	2,493

WestRock RKT LLC
4.000% due 03/01/2023		8,350	8,521

Whirlpool Corp.
4.750% due 02/26/2029		3,200	3,286
5.150% due 03/01/2043		21,075	20,060

Williams Cos., Inc.
4.900% due 01/15/2045		1,500	1,503
5.100% due 09/15/2045		7,225	7,448
5.750% due 06/24/2044		7,550	8,330
6.300% due 04/15/2040		7,328	8,593
8.750% due 03/15/2032		29,088	40,546

Woodside Finance Ltd.
3.650% due 03/05/2025		500	498
4.500% due 03/04/2029		5,800	5,921
4.600% due 05/10/2021		1,100	1,125

Wyeth LLC
5.950% due 04/01/2037		500	638

Wynn Las Vegas LLC
4.250% due 05/30/2023		10,547	10,402
5.500% due 03/01/2025		120,932	119,723

Yara International ASA
4.750% due 06/01/2028		5,900	6,167

Zimmer Biomet Holdings, Inc.
3.375% (US0003M + 0.750%) due 03/19/2021 ~		6,100	6,082
3.375% due 11/30/2021		1,000	1,007
4.250% due 08/15/2035		1,681	1,543

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zoetis, Inc.
3.950% due 09/12/2047		$8,700	$8,273
4.450% due 08/20/2048		7,500	7,798
4.700% due 02/01/2043		9,069	9,665

			8,849,113

UTILITIES 15.3%

Alabama Power Co.
3.850% due 12/01/2042		2,950	2,902
4.300% due 07/15/2048		8,700	9,256
5.200% due 06/01/2041		200	226

Ameren Illinois Co.
3.700% due 12/01/2047		3,700	3,646

American Transmission Systems, Inc.
5.000% due 09/01/2044		11,300	12,374

American Water Capital Corp.
3.750% due 09/01/2047		5,000	4,859
4.300% due 12/01/2042		8,700	9,136
6.593% due 10/15/2037		150	201

Anadarko Finance Co.
7.500% due 05/01/2031		8,974	11,221

Antero Midstream Partners LP
5.750% due 03/01/2027		10,000	10,175

Appalachian Power Co.
4.400% due 05/15/2044		6,350	6,532
5.800% due 10/01/2035		2,176	2,516
6.375% due 04/01/2036		5,146	6,234
6.700% due 08/15/2037		3,600	4,485
7.000% due 04/01/2038		3,878	5,083

AT&T, Inc.
1.800% due 09/05/2026	EUR	600	703
3.150% due 09/04/2036		4,500	5,358
3.737% (US0003M + 0.950%) due 07/15/2021 ~		$7,900	7,996
4.100% due 02/15/2028		1,690	1,710
4.300% due 02/15/2030		60,681	61,519
4.350% due 06/15/2045		51,977	47,860
4.500% due 03/09/2048		128,262	120,994
4.550% due 03/09/2049		106,212	100,660
4.750% due 05/15/2046		3,700	3,636
4.800% due 06/15/2044		111,400	109,732
4.850% due 03/01/2039		4,300	4,330
5.150% due 03/15/2042		5,500	5,645
5.150% due 11/15/2046		44,925	46,261
5.150% due 02/15/2050		24,307	24,929
5.300% due 08/15/2058		20,490	20,828
5.350% due 09/01/2040		11,908	12,550
5.450% due 03/01/2047		25,238	27,050
6.000% due 08/15/2040		4,400	4,968
6.375% due 03/01/2041		22,200	26,124
8.750% due 11/15/2031		265	357

Atmos Energy Corp.
4.300% due 10/01/2048		20,000	21,374

Berkshire Hathaway Energy Co.
2.375% due 01/15/2021		4,320	4,304
4.450% due 01/15/2049		20,290	21,580
4.500% due 02/01/2045		580	619
5.950% due 05/15/2037		400	497
6.125% due 04/01/2036		10,154	12,793

BG Energy Capital PLC
4.000% due 12/09/2020		13,000	13,255
5.125% due 10/15/2041		31,210	35,206

Boston Gas Co.
4.487% due 02/15/2042		7,784	8,161

British Telecommunications PLC
9.625% due 12/15/2030		26,255	37,587

Brooklyn Union Gas Co.
4.487% due 03/04/2049		12,500	13,509

CenterPoint Energy Houston Electric LLC
4.250% due 02/01/2049		5,700	6,198

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(f)		13,900	14,134

Cleco Corporate Holdings LLC
4.973% due 05/01/2046		400	410

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cleco Power LLC
6.000% due 12/01/2040	$18,175	$21,491

Cleveland Electric Illuminating Co.
5.950% due 12/15/2036	7,000	8,202

CMS Energy Corp.
4.700% due 03/31/2043	5,437	5,697

CNOOC Finance Ltd.
3.000% due 05/09/2023	20,750	20,566
3.875% due 05/02/2022	10,900	11,135

CNOOC Nexen Finance ULC
4.250% due 04/30/2024	42,750	44,744

Connecticut Light & Power Co.
4.000% due 04/01/2048	1,300	1,352
4.300% due 04/15/2044	10,000	10,777

Consolidated Edison Co. of New York, Inc.
4.200% due 03/15/2042	5,000	5,145
4.500% due 05/15/2058	23,060	24,268
4.625% due 12/01/2054	2,285	2,438
5.300% due 03/01/2035	900	1,024
5.500% due 12/01/2039	3,400	4,064
5.700% due 06/15/2040	4,900	5,995
6.200% due 06/15/2036	5,980	7,489
6.750% due 04/01/2038	9,950	13,314

Consumers Energy Co.
4.050% due 05/15/2048	8,100	8,597
4.100% due 11/15/2045	2,150	2,210
4.350% due 04/15/2049	14,000	15,615

DTE Electric Co.
3.950% due 06/15/2042	500	497
4.300% due 07/01/2044	9,150	9,774

Duke Energy Carolinas LLC
3.700% due 12/01/2047	11,032	10,850
3.950% due 03/15/2048	8,900	9,136
4.000% due 09/30/2042	3,500	3,612
4.250% due 12/15/2041	16,400	17,442
6.000% due 01/15/2038	50	64

Duke Energy Corp.
3.750% due 09/01/2046	17,850	16,757
3.950% due 08/15/2047	4,670	4,517

Duke Energy Florida LLC
4.200% due 07/15/2048	7,600	8,019
5.650% due 04/01/2040	7,400	9,175

Duke Energy Indiana LLC
4.900% due 07/15/2043	105	120
6.120% due 10/15/2035	6,724	8,449

Duke Energy Progress LLC
3.600% due 09/15/2047	36,600	35,122
4.100% due 03/15/2043	4,701	4,883

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	1,950	2,072
6.400% due 09/15/2020	2,200	2,297

E.ON International Finance BV
6.650% due 04/30/2038	3,020	3,778

Electricite de France S.A.
4.875% due 09/21/2038	10,000	10,225
4.875% due 01/22/2044	9,140	9,325
4.950% due 10/13/2045	4,855	5,004
5.000% due 09/21/2048	16,300	16,838
6.000% due 01/22/2114	17,338	18,108
6.950% due 01/26/2039	7,208	9,149

Emera U.S. Finance LP
2.700% due 06/15/2021	2,140	2,122
4.750% due 06/15/2046	11,300	11,763

Emera, Inc.
6.750% due 06/15/2076 •	9,100	9,728

Enable Midstream Partners LP
4.400% due 03/15/2027	800	782
5.000% due 05/15/2044	31,573	28,447

Enel Finance International NV
3.625% due 05/25/2027	7,900	7,574
4.750% due 05/25/2047	48,680	46,758

Entergy Corp.
4.000% due 07/15/2022	3,240	3,331

Exelon Corp.
5.625% due 06/15/2035	7,000	7,964

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exelon Generation Co. LLC
5.600% due 06/15/2042		$16,164	$17,047
6.250% due 10/01/2039		13,115	14,600

FirstEnergy Transmission LLC
4.350% due 01/15/2025		11,846	12,378
5.450% due 07/15/2044		10,100	11,444

Florida Power & Light Co.
3.700% due 12/01/2047		18,800	18,849
3.950% due 03/01/2048		1,000	1,046
4.050% due 10/01/2044		4,200	4,424

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		19,650	19,712
6.000% due 11/27/2023		17,825	18,892

Gazprom OAO Via Gaz Capital S.A.
2.250% due 11/22/2024	EUR	3,900	4,389
3.125% due 11/17/2023		10,700	12,589
4.250% due 04/06/2024	GBP	12,600	16,826
4.950% due 02/06/2028		$11,600	11,575
5.150% due 02/11/2026		41,900	42,651
5.999% due 01/23/2021		20,300	21,107
6.510% due 03/07/2022		36,075	38,505

Georgia Power Co.
4.750% due 09/01/2040		6,100	6,352

Idaho Power Co.
4.850% due 08/15/2040		9,000	9,815

Indiana Michigan Power Co.
4.250% due 08/15/2048		5,000	5,161
4.550% due 03/15/2046		500	536

Interstate Power & Light Co.
6.250% due 07/15/2039		5,000	6,303

Israel Electric Corp. Ltd.
9.375% due 01/28/2020		29,800	31,368

Jersey Central Power & Light Co.
6.150% due 06/01/2037		6,200	7,368

Kentucky Utilities Co.
4.375% due 10/01/2045		7,100	7,613
5.125% due 11/01/2040		17,100	20,156

Koninklijke KPN NV
8.375% due 10/01/2030		30,590	38,962

Louisville Gas & Electric Co.
4.250% due 04/01/2049 (a)		7,900	8,336

Metropolitan Edison Co.
3.500% due 03/15/2023		1,900	1,923

MidAmerican Energy Co.
3.650% due 08/01/2048		5,000	4,876
4.250% due 07/15/2049		1,800	1,919
4.400% due 10/15/2044		500	547
5.800% due 10/15/2036		3,000	3,715

Midwest Connector Capital Co. LLC
4.625% due 04/01/2029		10,000	10,352

Mississippi Power Co.
4.250% due 03/15/2042		5,000	4,834

Monongahela Power Co.
5.400% due 12/15/2043		700	846

Niagara Mohawk Power Corp.
4.119% due 11/28/2042		3,850	3,800
4.278% due 10/01/2034		9,000	9,552

NiSource, Inc.
3.950% due 03/30/2048		7,200	6,878
4.375% due 05/15/2047		11,100	11,282
5.650% due 02/01/2045		6,240	7,273

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022		22,300	22,466

NSTAR Electric Co.
4.400% due 03/01/2044		1,500	1,616

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021		3,015	2,981

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (b)		6,984	4,348

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022		1,513	1,449

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (b)		5,901	1,504

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	89

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oglethorpe Power Corp.
5.050% due 10/01/2048		$30,000	$33,045
5.250% due 09/01/2050		25,000	27,409

Ohio Edison Co.
6.875% due 07/15/2036		3,500	4,554
8.250% due 10/15/2038		1,000	1,490

Oklahoma Gas & Electric Co.
5.850% due 06/01/2040		4,000	4,966

Oncor Electric Delivery Co. LLC
4.100% due 11/15/2048		2,000	2,147
5.250% due 09/30/2040		15,100	18,179
5.300% due 06/01/2042		600	727
7.250% due 01/15/2033		3,400	4,708
7.500% due 09/01/2038		2,590	3,846

ONEOK, Inc.
4.000% due 07/13/2027		2,730	2,740
4.950% due 07/13/2047		4,900	4,846
5.200% due 07/15/2048		105,425	108,486

Orange S.A.
9.000% due 03/01/2031		11,250	16,302

Pacific Gas & Electric Co.
3.300% due 12/01/2027 ^(c)		4,100	3,598
3.750% due 08/15/2042 ^(c)		2,925	2,311
3.950% due 12/01/2047 ^(c)		7,200	5,814
4.250% due 03/15/2046 ^(c)		5,300	4,386
4.300% due 03/15/2045 ^(c)		3,700	3,099
4.450% due 04/15/2042 ^(c)		5,150	4,442
4.600% due 06/15/2043 ^(c)		85	74
4.650% due 08/01/2028 ^(c)		4,300	3,977
4.750% due 02/15/2044 ^(c)		5,000	4,400
5.125% due 11/15/2043 ^(c)		1,100	1,000
5.400% due 01/15/2040 ^(c)		1,400	1,337
5.800% due 03/01/2037 ^(c)		8,600	8,385

PacifiCorp
4.125% due 01/15/2049		1,400	1,452
6.000% due 01/15/2039		1,500	1,903

PECO Energy Co.
1.700% due 09/15/2021		5,000	4,887
4.150% due 10/01/2044		8,900	9,269

Pennsylvania Electric Co.
6.150% due 10/01/2038		2,309	2,740

Petrobras Global Finance BV
5.375% due 10/01/2029	GBP	13,100	17,369
6.850% due 06/05/2115		$16,000	15,535

Plains All American Pipeline LP
3.650% due 06/01/2022		7,100	7,150
4.300% due 01/31/2043		12,925	11,180
4.500% due 12/15/2026		4,650	4,772
4.700% due 06/15/2044		28,955	26,985
4.900% due 02/15/2045		29,035	27,945
5.000% due 02/01/2021		2,806	2,885
5.150% due 06/01/2042		70,914	68,472
6.650% due 01/15/2037		2,300	2,588
6.700% due 05/15/2036		10,933	12,131

PPL Electric Utilities Corp.
5.200% due 07/15/2041		5,500	6,342

Progress Energy, Inc.
6.000% due 12/01/2039		700	858
7.750% due 03/01/2031		400	545

Public Service Co. of Colorado
3.950% due 03/15/2043		1,500	1,483
4.100% due 06/15/2048		4,000	4,225

Puget Sound Energy, Inc.
4.223% due 06/15/2048		5,400	5,760
5.764% due 07/15/2040		8,200	10,163

Rio Oil Finance Trust
9.750% due 01/06/2027		19,876	22,261

San Diego Gas & Electric Co.
3.950% due 11/15/2041		1,968	1,832
4.150% due 05/15/2048		6,900	6,935

Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043		54,700	55,539
5.500% due 04/08/2044		37,700	40,262

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~		1,500	1,487

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 06/15/2027		$3,300	$3,163
3.287% (US0003M + 0.500%) due 01/15/2021 ~		11,000	10,911

Shell International Finance BV
3.625% due 08/21/2042		3,900	3,818
4.000% due 05/10/2046		400	418
4.125% due 05/11/2035		51,000	54,465
4.550% due 08/12/2043		11,450	12,768

Southern California Edison Co.
3.900% due 03/15/2043		1,655	1,531
4.050% due 03/15/2042		240	226
4.125% due 03/01/2048		7,000	6,721
4.500% due 09/01/2040		445	446
4.650% due 10/01/2043		3,225	3,303
5.750% due 04/01/2035		2,073	2,303
6.000% due 01/15/2034		900	1,024
6.650% due 04/01/2029		6,107	6,708

Southern California Gas Co.
3.750% due 09/15/2042		4,900	4,762
4.300% due 01/15/2049		100	107
5.125% due 11/15/2040		1,300	1,504

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047		11,010	11,104
5.875% due 03/15/2041		7,500	8,938

Southwestern Electric Power Co.
2.750% due 10/01/2026		900	858
3.850% due 02/01/2048		20,000	18,891
6.200% due 03/15/2040		14,340	17,654

Southwestern Public Service Co.
6.000% due 10/01/2036		2,000	2,359

State Grid Overseas Investment Ltd.
4.250% due 05/02/2028		15,000	15,956

Tampa Electric Co.
4.300% due 06/15/2048		4,000	4,032
4.450% due 06/15/2049		20,000	20,715

Telecom Italia Capital S.A.
7.200% due 07/18/2036		2,810	2,867

Telecom Italia SpA
6.375% due 06/24/2019	GBP	6,500	8,557

Telefonica Europe BV
8.250% due 09/15/2030		$17,700	23,363

Toledo Edison Co.
6.150% due 05/15/2037		11,490	14,156

Verizon Communications, Inc.
3.850% due 11/01/2042		16,560	15,686
4.016% due 12/03/2029		16,439	17,025
4.522% due 09/15/2048		32,992	33,957
4.672% due 03/15/2055		167,369	171,551
5.012% due 08/21/2054		182,042	195,393
5.250% due 03/16/2037		1,100	1,242

Virginia Electric & Power Co.
3.800% due 09/15/2047		7,900	7,648
6.000% due 05/15/2037		400	495

Vodafone Group PLC
4.375% due 05/30/2028		5,000	5,092
5.250% due 05/30/2048		24,000	24,040
6.150% due 02/27/2037		17,613	19,586
6.250% due 11/30/2032		2,650	3,053
7.000% due 04/04/2079 •(a)		5,700	5,804

Wisconsin Electric Power Co.
4.300% due 10/15/2048		15,000	16,199
5.700% due 12/01/2036		220	269

			3,401,544

Total Corporate Bonds & Notes (Cost $17,597,089)			18,135,199

MUNICIPAL BONDS & NOTES 4.0%

CALIFORNIA 2.0%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		15,300	22,818

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049		4,800	6,856

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	$700	$838
6.907% due 10/01/2050	28,895	44,256
7.043% due 04/01/2050	48,475	74,260

Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040	2,220	2,942

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	6,215

California State General Obligation Bonds, (BABs), (AGM/CR Insured), Series 2010
6.875% due 11/01/2026	2,550	3,294

California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	15,345	22,230
7.500% due 04/01/2034	4,840	6,994
7.550% due 04/01/2039	12,135	18,452

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	16,800	26,115
7.625% due 03/01/2040	7,575	11,487
7.950% due 03/01/2036	22,100	23,157

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	9,010	12,610

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,681

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	10,000	13,705

Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	17,985	27,227

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,400	20,848
7.618% due 08/01/2040	5,200	7,909

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	400	600

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	2,124

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	127

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	2,831

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	900	1,265

Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	676

Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	10,000	13,815

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	15,126

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	4,305	5,968

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	25,100	34,921

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	400	606

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,800	2,487

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	$400	$429

University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	5,000	5,318

		441,187

GEORGIA 0.2%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,389	2,692
6.655% due 04/01/2057	44,030	52,993

		55,685

ILLINOIS 0.2%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	1,134

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	16,400	21,557

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	5,855	7,285

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	1,965	2,194

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	3,531

		35,701

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,750	2,483

KENTUCKY 0.0%

Kentucky State Property & Building Commission Revenue Bonds, (BABs), Series 2009
6.155% due 11/01/2029	400	469

MASSACHUSETTS 0.0%

Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	3,500	4,194

MISSISSIPPI 0.0%

Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,400	4,503

NEW JERSEY 0.1%

New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	503

New Jersey Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	15,005	21,905

		22,408

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	6,100	6,369

NEW YORK 0.8%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	6,900	8,904

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.814% due 11/15/2040	$18,085	$24,691

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	8,301
5.508% due 08/01/2037	800	972
5.572% due 11/01/2038	9,000	10,902

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	1,200	1,442

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	586
5.389% due 03/15/2040	200	242

New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	3,121

New York State Urban Development Corp., Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	9,410	11,218

Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	500	648

Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	200	242

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	84,130	94,438

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	2,800	3,068

		168,775

OHIO 0.4%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	1,000	1,348

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,160	1,474
7.734% due 02/15/2033	7,325	10,295
8.084% due 02/15/2050	50,725	84,309

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	78

		97,504

PENNSYLVANIA 0.1%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	14,839

TEXAS 0.2%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,000	18,555

Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2010
5.178% due 04/01/2030	16,000	18,810

		37,365

Total Municipal Bonds & Notes (Cost $713,152)		891,482

U.S. GOVERNMENT AGENCIES 5.3%

Fannie Mae
3.500% due 12/01/2042 - 09/01/2048	41,293	42,006
3.500% due 02/01/2048 (j)	126,769	128,801
4.000% due 10/01/2040 - 09/01/2046	741	768
6.000% due 01/01/2023 - 06/01/2038	10	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 11/01/2026		$8	$9
8.500% due 08/01/2026		1	1

Fannie Mae, TBA
3.000% due 06/01/2040 - 05/01/2049		99,800	99,271
3.500% due 04/01/2049 - 06/01/2049		856,200	867,703
4.000% due 05/01/2049		39,000	40,088

Freddie Mac
3.942% due 08/15/2032 ~		10	10

Ginnie Mae
4.500% due 09/15/2033		11	11
8.500% due 09/15/2030		4	4

Total U.S. Government Agencies (Cost $1,165,952)			1,178,683

U.S. TREASURY OBLIGATIONS 22.8%

U.S. Treasury Bonds
2.250% due 08/15/2046 (n)		13	11
2.500% due 02/15/2045 (j)		188,518	178,315
2.500% due 02/15/2046 (j)(l)		213,985	201,760
2.500% due 05/15/2046 (j)		342,000	322,288
2.750% due 11/15/2042 (j)(l)		414,000	412,957
2.750% due 08/15/2047 (j)(l)(n)		216,500	213,980
2.750% due 11/15/2047 (j)(n)		101,412	100,216
2.875% due 05/15/2043 (l)(n)		28,000	28,499
2.875% due 08/15/2045 (j)		105,207	106,882
3.000% due 05/15/2045 (j)(l)(n)		231,583	240,833
3.000% due 02/15/2048 (l)		51,708	53,640
3.000% due 08/15/2048 (j)		314,447	326,331
3.125% due 02/15/2042 (j)(l)(n)		251,000	267,398
3.125% due 02/15/2043 (j)(l)		199,000	211,340
3.125% due 05/15/2048 (j)		242,485	257,782
3.375% due 11/15/2048 (j)		1,267,253	1,413,903
3.625% due 02/15/2044 (j)		302,675	348,987
5.375% due 02/15/2031 (l)(n)		2,000	2,603

U.S. Treasury Inflation Protected Securities (e)
0.375% due 07/15/2025 (l)		70,050	70,048
0.375% due 01/15/2027 (l)		4,064	4,031
0.500% due 01/15/2028		990	988
0.625% due 01/15/2026 (l)		68,641	69,467
1.750% due 01/15/2028 (l)		14,898	16,469
2.000% due 01/15/2026 (l)		18,515	20,438
2.375% due 01/15/2027 (l)		122,563	140,223
2.500% due 01/15/2029 (l)		24,736	29,344
3.875% due 04/15/2029		919	1,215

U.S. Treasury Notes
2.625% due 02/15/2029		500	510
3.125% due 11/15/2028 (j)		13,000	13,806

Total U.S. Treasury Obligations (Cost $4,768,774)			5,054,264

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037		20,220	22,163

BCAP LLC Trust
2.990% due 05/26/2035 •		205	205
3.172% due 11/26/2046 •		181	182

Merrill Lynch Mortgage Investors Trust
3.524% due 03/25/2028 •		27	27
3.567% due 01/25/2029 •		87	88

Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039 «		9,900	10,236

Structured Adjustable Rate Mortgage Loan Trust
4.596% due 09/25/2034 ~		763	771

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(a)	GBP	12,800	16,676

Total Non-Agency Mortgage-Backed Securities (Cost $51,496)			50,348

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	91

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.6%

AASET U.S. Ltd.
3.844% due 01/16/2038		$17,759	$17,759

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 Ø		14,539	14,577

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		247	250

Business Jet Securities LLC
4.335% due 02/15/2033		5,123	5,156

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042		6,996	7,034

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		20,318	20,535

MAPS Ltd.
4.212% due 05/15/2043		9,667	9,768

METAL LLC
4.581% due 10/15/2042		20,156	20,139

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		15,416	15,538

SBA Tower Trust
3.869% due 10/15/2049 Ø		11,400	11,627

Sprite Ltd.
4.250% due 12/15/2037		13,273	13,346

Total Asset-Backed Securities (Cost $134,470)			135,729

SOVEREIGN ISSUES 1.9%

Brazil Government International Bond
5.000% due 01/27/2045		46,630	43,092

Colombia Government International Bond
6.125% due 01/18/2041		200	237

Israel Government International Bond
4.125% due 01/17/2048		13,300	13,801

Mexico Government International Bond
4.600% due 01/23/2046		4,171	4,031
4.600% due 02/10/2048 (j)		23,200	22,484
5.550% due 01/21/2045 (j)		19,780	21,713
5.750% due 10/12/2110		1,550	1,592
6.050% due 01/11/2040		1,238	1,414

Peru Government International Bond
5.700% due 08/12/2024	PEN	231,100	73,920
5.940% due 02/12/2029		87,400	27,727
6.350% due 08/12/2028		68,700	22,428
6.950% due 08/12/2031		37,000	12,579
8.200% due 08/12/2026		109,500	39,647

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
3.875% due 04/23/2023	$700	$721
4.000% due 03/14/2029	14,500	14,967
4.817% due 03/14/2049	4,000	4,216
5.103% due 04/23/2048	24,600	26,998

Saudi Government International Bond
3.250% due 10/26/2026	8,900	8,681
4.000% due 04/17/2025	500	513
4.500% due 10/26/2046	46,700	45,725
4.625% due 10/04/2047	14,800	14,617
5.000% due 04/17/2049	15,400	15,981

Uruguay Government International Bond
4.975% due 04/20/2055	15,100	15,780

Total Sovereign Issues (Cost $427,928)		432,864

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%	20,200	26,106

Total Convertible Preferred Securities (Cost $24,500)		26,106

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.1%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(f)	130,000	13,455

Reinsurance Group of America, Inc.
6.200% (US0003M + 4.370%) due 09/15/2042 ~	258,700	6,876

State Street Corp.
5.900% (US0003M + 3.108%) due 03/15/2024 ~(f)	52,750	1,388

		21,719

INDUSTRIALS 0.0%

Entergy Louisiana LLC
4.700% due 06/01/2063	29,925	738

UTILITIES 0.2%

DTE Energy Co.
5.250% due 12/01/2062	11,150	284

	SHARES	MARKET VALUE (000S)

Entergy Arkansas LLC
4.750% due 06/01/2063	38,000	$960

Entergy Texas, Inc.
5.625% due 06/01/2064	483,816	13,015

SCE Trust
5.000% due 06/26/2022 (f)	724,700	14,893
5.750% (US0003M + 2.990%) due 03/15/2024 ~(f)	463,000	11,066

		40,218

Total Preferred Securities (Cost $64,235)		62,675

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (i) 0.1%
		11,397

Total Short-Term Instruments (Cost $11,397)		11,397

Total Investments in Securities (Cost $25,491,933)		26,508,139

INVESTMENTS IN AFFILIATES 0.9%

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%

PIMCO Short-Term Floating NAV Portfolio III	20,492,213	202,647

Total Short-Term Instruments (Cost $202,652)		202,647

Total Investments in Affiliates (Cost $202,652)		202,647

Total Investments 120.2% (Cost $25,694,585)		$26,710,786

Financial Derivative Instruments (k)(m) 0.1% (Cost or Premiums, net $104,694)		11,397

Other Assets and Liabilities, net (20.3)%		(4,508,790)

Net Assets 100.0%		$22,213,393

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$42,002	$42,510	0.19%
Delta Air Lines, Inc.	4.501	09/30/2019	09/29/2014	34,360	34,407	0.15
Norwegian Air Shuttle	4.110 - 4.250	06/24/2026	06/25/2014	48,130	46,759	0.21
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	24,000	23,478	0.11

				$148,492	$147,154	0.66%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$11,397	U.S. Treasury Bills 0.000% due 09/26/2019	$(11,630)	$11,397	$11,399

Total Repurchase Agreements						$(11,630)	$11,397	$11,399

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.630%	02/14/2019	05/15/2019			$(95,375)	$(95,696)
	2.640	03/13/2019	04/16/2019			(77,850)	(77,959)
	2.640	03/20/2019	04/16/2019			(54,063)	(54,110)
	2.650	02/14/2019	04/15/2019			(128,275)	(128,709)
	2.650	02/26/2019	04/15/2019			(1,433)	(1,437)
	2.650	03/13/2019	04/15/2019			(1,514)	(1,516)
	2.650	03/13/2019	04/26/2019			(68,119)	(68,214)
	2.650	04/01/2019	05/06/2019			(115,134)	(115,134)
	2.660	02/26/2019	05/01/2019			(45,045)	(45,158)
	2.660	03/13/2019	04/08/2019			(72,768)	(72,870)
BOS	2.580	01/23/2019	04/15/2019			(72,267)	(72,619)
	2.580	01/31/2019	04/15/2019			(10,339)	(10,383)
	2.580	02/04/2019	04/15/2019			(14,948)	(15,008)
	2.580	02/05/2019	04/15/2019			(13,100)	(13,152)
	2.580	02/06/2019	04/15/2019			(14,004)	(14,058)
	2.580	02/13/2019	04/15/2019			(4,848)	(4,864)
BRC	1.750	12/24/2018	TBD	(3)		(5,151)	(5,176)
	1.750	02/15/2019	TBD	(3)		(3,444)	(3,452)
	2.200	12/24/2018	TBD	(3)		(19,613)	(19,731)
BSN	2.630	02/26/2019	04/11/2019			(8,804)	(8,826)
	2.630	02/27/2019	04/04/2019			(140,725)	(141,064)
	2.630	03/11/2019	04/04/2019			(77,886)	(78,005)
	2.630	03/25/2019	04/04/2019			(22,200)	(22,211)
	2.640	02/26/2019	04/09/2019			(103,604)	(103,862)
CIB	2.700	02/27/2019	04/10/2019			(38,232)	(38,327)
	2.700	03/07/2019	04/08/2019			(101,500)	(101,690)
	2.700	03/25/2019	04/08/2019			(111,000)	(111,058)
FOB	1.000	02/04/2019	TBD	(3)		(1,990)	(1,993)
JML	(1.500)	03/06/2019	TBD	(3)	EUR	(1,152)	(1,291)
	1.900	12/21/2018	TBD	(3)		$(2,149)	(2,160)
JPS	2.500	01/22/2019	04/22/2019			(65,353)	(65,666)
	2.500	02/05/2019	04/22/2019			(6,900)	(6,926)
	2.500	02/06/2019	04/22/2019			(20,956)	(21,035)
	2.500	02/13/2019	04/22/2019			(5,959)	(5,978)
	2.500	02/19/2019	04/22/2019			(9,962)	(9,991)
NOM	2.600	02/14/2019	TBD	(3)		(20,648)	(20,717)
NXN	2.600	01/07/2019	04/05/2019			(385,597)	(387,936)
	2.630	03/28/2019	05/14/2019			(113,275)	(113,308)
	2.640	02/20/2019	04/22/2019			(885,321)	(887,918)
	2.640	03/26/2019	04/22/2019			(91,875)	(91,915)
	2.670	03/26/2019	06/04/2019			(124,928)	(124,984)
RCY	2.640	03/19/2019	06/05/2019			(8,536)	(8,544)
	2.660	03/08/2019	05/08/2019			(26,676)	(26,723)
	2.700	02/21/2019	04/04/2019			(175,906)	(176,421)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	93

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	2.700%	03/19/2019	04/04/2019	$(104,457)	$(104,559)
	2.700	03/20/2019	04/04/2019	(18,381)	(18,398)
SCX	2.640	03/07/2019	04/25/2019	(40,004)	(40,078)
	2.650	03/19/2019	04/05/2019	(83,015)	(83,095)

Total Reverse Repurchase Agreements					$(3,623,925)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
GSC	2.530%	03/05/2019	04/16/2019	$(39,158)	$(39,233)
UBS	2.640	03/13/2019	04/23/2019	(6,328)	(6,336)
	2.640	03/13/2019	04/30/2019	(18,382)	(18,408)
	2.650	03/13/2019	04/25/2019	(9,491)	(9,504)

Total Sale-Buyback Transactions					$(73,481)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(660,803)	$0	$(660,803)	$656,986	$(3,817)
BOS	0	(130,084)	0	(130,084)	129,684	(400)
BRC	0	(28,359)	0	(28,359)	29,850	1,491
BSN	0	(353,968)	0	(353,968)	350,162	(3,806)
CIB	0	(251,075)	0	(251,075)	249,001	(2,074)
DEU	0	0	0	0	(1)	(1)
FICC	11,399	0	0	11,399	(11,630)	(231)
FOB	0	(1,993)	0	(1,993)	2,053	60
JML	0	(3,451)	0	(3,451)	3,871	420
JPS	0	(109,596)	0	(109,596)	109,477	(119)
NOM	0	(20,717)	0	(20,717)	21,194	477
NXN	0	(1,606,061)	0	(1,606,061)	1,598,904	(7,157)
RCY	0	(334,645)	0	(334,645)	331,596	(3,049)
SCX	0	(123,173)	0	(123,173)	121,979	(1,194)

Master Securities Forward Transaction Agreement
GSC	0	0	(39,233)	(39,233)	38,907	(326)
UBS	0	0	(34,248)	(34,248)	34,442	194

Total Borrowings and Other Financing Transactions	$11,399	$(3,623,925)	$(73,481)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(14,072)	$(14,072)
U.S. Government Agencies	0	0	(124,984)	0	(124,984)
U.S. Treasury Obligations	0	(3,039,859)	(289,429)	0	(3,329,288)
Sovereign Issues	0	0	0	(40,447)	(40,447)

Total	$0	$(3,039,859)	$(414,413)	$(54,519)	$(3,508,791)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(73,481)	0	0	(73,481)

Total	$0	$(73,481)	$0	$0	$(73,481)

Total Borrowings	$0	$(3,113,340)	$(414,413)	$(54,519)	$(3,582,272)

Payable for reverse repurchase agreements and sale-buyback financing transactions(6)					$(3,582,272)

(j)	Securities with an aggregate market value of $3,799,996 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(2,124,351) at a weighted average interest rate of 2.241%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(107) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(115,134) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	$108.000	05/24/2019	1	$2	$0	$0
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.500	05/24/2019	45	90	0	1
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.625	05/24/2019	343	686	3	6
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.750	05/24/2019	151	302	1	0
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.875	05/24/2019	104	208	1	0
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	109.000	05/24/2019	388	776	3	1
Put - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	114.000	05/24/2019	703	703	6	1
Put - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	115.000	05/24/2019	1,078	1,078	9	1
Put - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	117.000	05/24/2019	106	106	1	0
Put - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	118.000	05/24/2019	18	18	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	120.000	05/24/2019	71	71	1	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	125.000	05/24/2019	328	328	3	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	127.000	05/24/2019	170	170	2	0

Total Purchased Options					$30	$10

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond June Futures	06/2019	952	$142,473	$3,324	$0	$(357)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	200	33,600	1,103	0	(75)

				$4,427	$0	$(432)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond June Futures	06/2019	6	$(1,120)	$(24)	$1	$0
U.S. Treasury 2-Year Note June Futures	06/2019	1,032	(219,913)	(826)	226	0

				$(850)	$227	$0

Total Futures Contracts				$3,577	$227	$(432)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Cox Communications, Inc.	(1.000)%	Quarterly	12/20/2020	0.161%	$17,200	$(354)	$102	$(252)	$6	$0
Dow Chemical Co.	(1.000)	Quarterly	12/20/2020	0.204	31,600	(783)	343	(440)	15	0

						$(1,137)	$445	$(692)	$21	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	95

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Arconic, Inc.	1.000%	Quarterly	03/20/2021	0.399%	$	2,700	$29	$3	$32	$0	$(1)
Arconic, Inc.	1.000	Quarterly	06/20/2021	0.424		2,600	22	12	34	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.283		7,600	173	(26)	147	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.384		3,900	83	4	87	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.429		7,600	149	28	177	5	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.512		4,000	69	20	89	2	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2024	0.578		17,050	243	115	358	18	0
Canadian Natural Resources Ltd.	1.000	Quarterly	06/20/2022	0.365		7,800	96	61	157	2	0
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.505		5,400	(3)	88	85	3	0
Ford Motor Co.	5.000	Quarterly	12/20/2021	1.337		500	87	(38)	49	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	2.026		15,460	2,371	(561)	1,810	27	0
Ford Motor Co.	5.000	Quarterly	12/20/2023	2.311		5,300	1,179	(562)	617	8	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.840		5,200	925	(346)	579	1	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.274		2,600	(47)	80	33	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2023	0.920		27,100	(1,407)	1,512	105	20	0
Goldman Sachs Group, Inc.	1.000	Quarterly	09/20/2020	0.359		7,800	139	(63)	76	2	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.382		20,000	371	(154)	217	0	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	1.006		6,800	1,052	156	1,208	23	0
MetLife, Inc.	1.000	Quarterly	09/20/2021	0.280		11,000	269	(73)	196	0	(2)
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.316		13,750	340	(85)	255	0	(4)
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.371		16,550	400	(69)	331	4	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.461		20,900	480	(70)	410	4	0
Prudential Financial, Inc.	1.000	Quarterly	06/20/2021	0.229		7,300	167	(41)	126	1	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.620		14,800	229	(23)	206	0	(7)
Telefonica Emisiones S.A.U.	1.000	Quarterly	06/20/2022	0.400	EUR	1,000	19	3	22	0	0
Telefonica Emisiones S.A.U.	1.000	Quarterly	12/20/2023	0.690		1,000	(2)	19	17	0	0
Toll Brothers Finance Corp.	1.000	Quarterly	03/20/2021	0.298	$	5,700	121	(41)	80	0	(3)

							$7,554	$(51)	$7,503	$122	$(18)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$8,148	$(236)	$141	$(95)	$9	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022	11,349	(414)	231	(183)	13	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	53,100	(2,407)	1,003	(1,404)	63	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	420,400	(19,593)	4,903	(14,690)	538	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	11,528,900	177,762	49,650	227,412	14,023	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	289,500	4,628	650	5,278	459	0

					$159,740	$56,578	$216,318	$15,105	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	2.480%	Semi-Annual	04/02/2019	$	88,500	$(97)	$(659)	$(756)	$0	$(756)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020		310,500	1,300	(5,071)	(3,771)	262	0
Receive	3-Month USD-LIBOR	2.930	Semi-Annual	01/02/2024		22,800	(29)	(633)	(662)	50	0
Receive	3-Month USD-LIBOR	2.870	Semi-Annual	01/03/2024		85,400	(98)	(2,137)	(2,235)	185	0
Receive	3-Month USD-LIBOR	2.890	Semi-Annual	01/07/2024		81,800	(94)	(2,132)	(2,226)	175	0
Receive	3-Month USD-LIBOR	2.850	Semi-Annual	01/08/2024		93,600	(107)	(2,259)	(2,366)	200	0
Receive	3-Month USD-LIBOR	2.760	Semi-Annual	01/09/2024		87,800	(99)	(1,748)	(1,847)	187	0
Receive	3-Month USD-LIBOR	2.720	Semi-Annual	01/15/2024		82,100	(111)	(1,468)	(1,579)	173	0
Receive	3-Month USD-LIBOR	2.760	Semi-Annual	01/16/2024		97,800	(130)	(1,939)	(2,069)	205	0
Receive	3-Month USD-LIBOR	2.710	Semi-Annual	01/22/2024		104,100	(135)	(1,829)	(1,964)	218	0
Receive	3-Month USD-LIBOR	2.475	Semi-Annual	03/25/2024		91,500	(91)	(687)	(778)	200	0
Receive	3-Month USD-LIBOR	2.430	Semi-Annual	03/26/2024		81,600	(91)	(428)	(519)	178	0
Receive	3-Month USD-LIBOR	2.450	Semi-Annual	03/27/2024		88,900	(86)	(564)	(650)	194	0
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	03/28/2024		105,300	(103)	(472)	(575)	230	0
Receive	3-Month USD-LIBOR	2.440	Semi-Annual	03/29/2024		100,700	(101)	(557)	(658)	254	0
Receive(6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029	EUR	80,000	(180)	(4,225)	(4,405)	332	0
Receive(6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		220,800	(1,953)	(3,023)	(4,976)	943	0
Receive(6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		16,500	(65)	(731)	(796)	342	0
Pay(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	253,100	1,267	1,357	2,624	0	(38)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		349,700	(2,539)	(9,089)	(11,628)	46	0

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month GBP-LIBOR	1.500%	Semi-Annual	09/18/2049	GBP	37,100	$595	$(2,305)	$(1,710)	$291	$0
Pay	6-Month HUF-BBR	1.000	Annual	09/19/2023	HUF	24,794,100	(1,025)	990	(35)	0	(191)
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023		26,374,000	241	851	1,092	0	(203)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	3,020,000	(1,365)	59	(1,306)	0	(25)
Receive(6)	6-Month JPY-LIBOR	1.000	Semi-Annual	09/20/2024		27,860,000	(9,856)	(3,394)	(13,250)	0	(274)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		3,168,600	(29)	(622)	(651)	0	(63)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		12,550,000	(614)	(3,578)	(4,192)	0	(305)
Receive	6-Month JPY-LIBOR	0.415	Semi-Annual	03/25/2029		1,680,000	(28)	(479)	(507)	0	(41)
Receive	6-Month JPY-LIBOR	1.250	Semi-Annual	06/17/2035		4,295,000	(4,067)	(2,098)	(6,165)	0	(271)
Pay	28-Day MXN-TIIE	7.830	Lunar	12/15/2022	MXN	2,350,000	0	(18)	(18)	0	(407)
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		807,700	87	(34)	53	0	(140)
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		1,641,500	232	(81)	151	0	(284)
Pay	28-Day MXN-TIIE	7.680	Lunar	12/29/2022		222,400	0	(55)	(55)	0	(39)
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		800,800	0	(271)	(271)	0	(139)
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		1,505,500	0	(71)	(71)	0	(263)
Pay	28-Day MXN-TIIE	8.038	Lunar	02/29/2024		914,300	0	423	423	0	(169)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		1,895,200	256	(168)	88	394	0
Pay	UKRPI	3.585	Maturity	10/15/2046	GBP	5,350	216	185	401	4	0

							$(18,899)	$(48,960)	$(67,859)	$5,063	$(3,608)

Total Swap Agreements							$147,258	$8,012	$155,270	$20,311	$(3,626)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$10	$227	$20,333	$20,570	$0	$(432)	$(3,626)	$(4,058)

(l)

Securities with an aggregate market value of $595,708 and cash of $12,492 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $22 for closed swap agreements is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	97

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	EUR	160,870		$183,614	$3,158	$0
	04/2019		$1,686	EUR	1,500	0	(1)
	06/2019		1,130	HUF	312,754	0	(32)
	06/2019		828	MXN	16,295	0	0

BPS	04/2019	PEN	406,898		$122,019	0	(575)
	04/2019		$122,560	PEN	406,898	35	0
	08/2019	PEN	406,898		$121,961	0	(67)
	08/2019		$1,361	MXN	26,679	0	(15)

BRC	04/2019	JPY	573,300		$5,186	13	0
	04/2019		$3,472	MXN	66,049	0	(77)
	05/2019	MXN	66,049		$3,456	77	0

CBK	04/2019	EUR	13,950		15,819	171	0
	04/2019	GBP	135,261		178,145	1,974	0
	04/2019		$8,164	GBP	6,163	0	(137)
	04/2019		5,197	JPY	573,300	0	(25)
	05/2019	JPY	573,300		$5,212	23	0
	06/2019		$3,398	MXN	66,469	3	(23)
	07/2019	PEN	173,458		$52,000	0	(49)

GLM	04/2019		$1,288	EUR	1,137	0	(12)
	06/2019		2,425	HUF	687,026	0	(13)

HUS	04/2019	MXN	66,049		$3,425	29	0
	06/2019		$559	HUF	153,526	0	(20)
	08/2019	MXN	26,679		$1,359	13	0

JPM	04/2019	EUR	7,804		8,833	79	0
	04/2019		$2,120	EUR	1,875	0	(17)
	05/2019		1,180	GBP	905	0	0
	07/2019	HUF	643,034		$2,336	74	0

SCX	04/2019		$172,679	GBP	130,433	0	(2,796)
	05/2019	GBP	130,433		$172,940	2,793	0

UAG	05/2019	EUR	179,612		202,268	260	0

Total Forward Foreign Currency Contracts						$8,702	$(3,859)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940%	02/18/2020	407,400	$2,988	$5,898
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	06/28/2019	50,000	3,840	2,188
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.258	09/18/2019	50,700	1,511	70
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	11/07/2019	125,000	11,250	5,829
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/09/2019	52,600	2,525	628
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019	27,000	1,274	327

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.258	09/18/2019	41,800	1,268	58

FAR	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	08/26/2019	96,800	4,646	1,949

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.660	08/26/2019	44,900	1,976	1,027
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.258	09/18/2019	34,800	1,079	48
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	78,200	3,597	987
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	27,000	1,296	332
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.630	12/16/2019	28,500	1,639	22

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.540	10/21/2019	150,000	10,800	6,173
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.900	11/07/2019	76,400	7,258	932

RBC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.690	08/26/2019	70,800	3,766	1,426
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.710	08/26/2019	143,200	7,393	2,643

Total Purchased Options							$68,106	$30,537

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	46,900	$(47)	$(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	75,200	(75)	(45)

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	43,800	(46)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	222,700	(197)	(133)

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	52,700	(51)	(1)
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	51,900	(49)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	05/15/2019	54,900	(49)	(7)

FBF	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	05/15/2019	70,000	(34)	(14)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	45,800	(78)	(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	43,900	(85)	(1)

						$ (711)	$(203)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	20,400	$(169)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	19,600	(253)	0

						$(422)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	06/28/2019	255,000	$(4,000)	$(2,773)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	09/18/2019	218,000	(1,546)	(85)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	11/07/2019	625,000	(11,269)	(5,682)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	231,200	(2,525)	(454)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019	119,000	(1,277)	(238)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.086	02/18/2020	38,800	(2,988)	(4,248)

BPS	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.410	04/09/2019	86,800	(87)	(526)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.610	04/09/2019	86,800	(87)	(1)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	04/12/2019	86,600	(100)	(516)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	04/12/2019	86,600	(65)	(3)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	09/18/2019	179,700	(1,268)	(70)

FAR	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.380	04/18/2019	95,100	(100)	(529)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.580	04/18/2019	95,100	(95)	(10)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.310	04/23/2019	94,900	(95)	(342)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.510	04/23/2019	94,900	(86)	(31)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.125	04/29/2019	95,200	(138)	(90)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.365	04/29/2019	95,200	(130)	(171)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	08/26/2019	486,000	(4,732)	(1,387)

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	04/05/2019	84,100	(89)	(873)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.720	04/05/2019	84,100	(88)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.380	04/15/2019	84,700	(89)	(450)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.390	04/15/2019	83,900	(91)	(475)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.580	04/15/2019	84,700	(83)	(6)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	04/15/2019	83,900	(84)	(5)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	08/26/2019	225,400	(1,976)	(643)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940	09/18/2019	149,600	(1,087)	(58)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	343,800	(3,610)	(674)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	118,700	(1,295)	(239)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/16/2019	125,600	(1,641)	(4)

JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.435	04/08/2019	88,900	(98)	(626)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.635	04/08/2019	88,900	(81)	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	04/04/2019	103,900	(125)	(1,076)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.710	04/04/2019	103,900	(112)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	04/15/2019	97,900	(103)	(591)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	04/15/2019	97,900	(91)	(5)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180	04/24/2019	105,900	(127)	(138)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.420	04/24/2019	105,900	(125)	(100)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.160	04/30/2019	99,500	(129)	(129)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	99

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.410%	04/30/2019	99,500	$(141)	$(141)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/21/2019	750,000	(10,830)	(6,532)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	11/07/2019	382,000	(7,258)	(612)

NGF	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	04/24/2019	94,400	(104)	(323)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	04/24/2019	94,400	(100)	(37)

RBC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	08/26/2019	1,076,000	(11,231)	(3,072)

RYL	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.390	04/23/2019	91,400	(95)	(553)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	04/23/2019	91,400	(95)	(11)

UAG	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.490	04/01/2019	92,900	(102)	(870)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/01/2019	92,900	(94)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.475	04/08/2019	92,600	(111)	(816)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.675	04/08/2019	92,600	(86)	0

							$(71,959)	$(36,215)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$	98.734	06/06/2019	34,000	$(69)	$(95)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.797	06/06/2019	50,100	(110)	(149)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.734	06/06/2019	34,000	(61)	(36)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.797	06/06/2019	50,100	(94)	(49)

SAL	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049		98.734	06/06/2019	4,500	(10)	(12)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049		100.734	06/06/2019	4,500	(8)	(5)

						$(352)	$(346)

Total Written Options						$(73,444)	$(36,764)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	09/20/2019	0.205%	$60,400	$320	$(69)	$251	$0
	Italy Government International Bond	1.000	Quarterly	03/20/2020	0.324	29,604	(95)	300	205	0
	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.421	30,950	15	214	229	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092	300	(6)	5	0	(1)
	Spain Government International Bond	1.000	Quarterly	06/20/2019	0.105	37,600	146	(57)	89	0
	Spain Government International Bond	1.000	Quarterly	12/20/2019	0.100	50,000	216	129	345	0

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.973	1,950	(23)	26	3	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2022	0.756	42,800	(617)	955	338	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092	25,050	(478)	385	0	(93)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202	11,900	(192)	80	0	(112)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2019	0.351	38,000	(2,102)	2,233	131	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.897	8,600	(353)	121	0	(232)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266	7,100	(432)	86	0	(346)
	Philippines Government International Bond	1.000	Quarterly	12/20/2021	0.304	10,000	9	179	188	0

BRC	Brazil Government International Bond	1.000	Quarterly	03/20/2020	0.760	4,625	(429)	441	12	0
	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.825	1,000	(14)	21	7	0
	Italy Government International Bond	1.000	Quarterly	03/20/2020	0.324	14,700	(24)	126	102	0
	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.421	3,600	5	22	27	0
	Mexico Government International Bond	1.000	Quarterly	09/20/2022	0.817	9,900	(463)	526	63	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092	13,250	(255)	206	0	(49)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2020	0.580	7,000	(861)	899	38	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266	7,700	(410)	34	0	(376)
	Spain Government International Bond	1.000	Quarterly	06/20/2019	0.105	50,000	194	(75)	119	0

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	1.237	9,100	(248)	166	0	(82)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083	1,600	(16)	10	0	(6)
	Italy Government International Bond	1.000	Quarterly	03/20/2020	0.324	114,500	163	629	792	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.869	800	(5)	9	4	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202	61,100	(1,064)	487	0	(577)

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
	Petroleos Mexicanos	1.000%	Quarterly	06/20/2022	1.897%	$2,900	$(116)	$38	$0	$(78)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266	1,800	(110)	22	0	(88)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.196	1,000	(83)	79	0	(4)
	Spain Government International Bond	1.000	Quarterly	06/20/2019	0.105	42,650	208	(106)	102	0

DUB	Italy Government International Bond	1.000	Quarterly	06/20/2019	0.190	134,400	316	(22)	294	0
	Italy Government International Bond	1.000	Quarterly	09/20/2019	0.205	70,100	(284)	575	291	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092	23,300	(470)	383	0	(87)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266	5,300	(311)	52	0	(259)
	Spain Government International Bond	1.000	Quarterly	06/20/2019	0.105	44,100	150	(45)	105	0

GST	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.825	2,000	(26)	41	15	0
	Italy Government International Bond	1.000	Quarterly	03/20/2020	0.324	55,000	79	301	380	0
	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.421	23,550	0	174	174	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.955	7,950	(63)	80	17	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092	44,050	(835)	671	0	(164)
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2019	0.351	800	(47)	50	3	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426	700	(78)	81	3	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.505	5,400	(519)	462	0	(57)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.897	11,900	(486)	165	0	(321)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266	3,700	(214)	34	0	(180)

HUS	Indonesia Government International Bond	1.000	Quarterly	06/20/2023	0.825	1,200	(16)	25	9	0
	Italy Government International Bond	1.000	Quarterly	06/20/2019	0.190	123,100	(1,412)	1,681	269	0
	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.421	4,000	(4)	33	29	0
	Mexico Government International Bond	1.000	Quarterly	09/20/2020	0.497	10,750	(225)	308	83	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092	54,550	(863)	660	0	(203)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202	73,300	(1,179)	487	0	(692)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2019	0.324	8,250	(593)	608	15	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.266	7,500	(486)	120	0	(366)
	Spain Government International Bond	1.000	Quarterly	12/20/2019	0.100	43,800	168	134	302	0

JPM	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.421	50,000	74	296	370	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092	36,950	(732)	594	0	(138)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202	5,300	(86)	36	0	(50)
	Spain Government International Bond	1.000	Quarterly	06/20/2019	0.105	4,300	19	(9)	10	0

MYC	Italy Government International Bond	1.000	Quarterly	06/20/2019	0.190	30,100	(254)	320	66	0
	Italy Government International Bond	1.000	Quarterly	09/20/2019	0.205	12,200	(128)	179	51	0
	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.421	40,600	75	225	300	0
	Spain Government International Bond	1.000	Quarterly	06/20/2019	0.105	102,300	479	(235)	244	0
	Spain Government International Bond	1.000	Quarterly	09/20/2019	0.105	24,500	363	(249)	114	0
	Spain Government International Bond	1.000	Quarterly	12/20/2019	0.100	58,000	251	149	400	0

NGF	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092	9,150	(121)	87	0	(34)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.196	3,100	(256)	244	0	(12)

							$(14,834)	$16,816	$6,589	$(4,607)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
DUB	CMBX.NA.BBB-.7 Index	3.000%	Monthly	01/17/2047	$4,400	$(437)	$237	$0	$(200)

FBF	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	122,400	(6,174)	7,401	1,227	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(53)	62	9	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	35,800	(1,903)	2,262	359	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	12,100	(451)	557	106	0
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	6,200	(1,109)	739	0	(370)

JPS	CMBX.NA.BBB-.6 Index	3.000	Monthly	05/11/2063	15,300	(811)	(1,123)	0	(1,934)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	22,600	(1,985)	955	0	(1,030)

MEI	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	387	(4)	7	3	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	28,400	(1,590)	1,875	285	0
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	3,200	(312)	166	0	(146)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	1,300	(160)	83	0	(77)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,700	(228)	268	40	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	3,400	(197)	231	34	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	15,400	(586)	721	135	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	101

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
	CMBX.NA.BBB-.6 Index	3.000%	Monthly	05/11/2063	$19,500	$(1,433)	$(1,032)	$0	$(2,465)
	CMBX.NA.BBB-.7 Index	3.000	Monthly	01/17/2047	17,800	(2,052)	1,241	0	(811)
	CMBX.NA.BBB-.8 Index	3.000	Monthly	10/17/2057	2,000	(321)	186	0	(135)
	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058	12,600	(2,376)	1,625	0	(751)

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,900	(139)	164	25	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	7,500	(9)	(25)	0	(34)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,200	(92)	109	17	0

						$(22,422)	$16,709	$2,240	$(7,953)

Total Swap Agreements						$(37,256)	$33,525	$8,829	$(12,560)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$3,158	$14,940	$1,119	$19,217	$(33)	$(13,526)	$(1)	$(13,560)	$5,657	$(6,580)	$(923)
BPS	35	0	660	695	(657)	(1,179)	(783)	(2,619)	(1,924)	2,573	649
BRC	90	0	368	458	(77)	0	(425)	(502)	(44)	0	(44)
CBK	2,171	0	898	3,069	(234)	(8)	(835)	(1,077)	1,992	(1,053)	939
DUB	0	58	690	748	0	(70)	(546)	(616)	132	(360)	(228)
FAR	0	1,949	0	1,949	0	(2,560)	0	(2,560)	(611)	710	99
FBF	0	0	1,227	1,227	0	(14)	0	(14)	1,213	(1,180)	33
GLM	0	2,416	0	2,416	(25)	(3,427)	0	(3,452)	(1,036)	2,468	1,432
GST	0	0	1,066	1,066	0	(2)	(1,092)	(1,094)	(28)	326	298
HUS	42	0	707	749	(20)	0	(1,261)	(1,281)	(532)	875	343
JPM	153	0	380	533	(17)	(955)	(188)	(1,160)	(627)	878	251
JPS	0	0	0	0	0	0	(2,964)	(2,964)	(2,964)	3,001	37
MEI	0	0	288	288	0	0	(223)	(223)	65	0	65
MYC	0	7,105	1,384	8,489	0	(9,324)	(4,162)	(13,486)	(4,997)	1,568	(3,429)
NGF	0	0	0	0	0	(360)	(46)	(406)	(406)	624	218
RBC	0	4,069	0	4,069	0	(3,072)	0	(3,072)	997	(1,410)	(413)
RYL	0	0	0	0	0	(564)	0	(564)	(564)	369	(195)
SAL	0	0	25	25	0	(17)	(34)	(51)	(26)	0	(26)
SCX	2,793	0	0	2,793	(2,796)	0	0	(2,796)	(3)	0	(3)
UAG	260	0	17	277	0	(1,686)	0	(1,686)	(1,409)	2,352	943

Total Over the Counter	$8,702	$30,537	$8,829	$48,068	$(3,859)	$(36,764)	$(12,560)	$(53,183)

(n)

Securities with an aggregate market value of $20,346 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	227	227
Swap Agreements	0	15,248	0	0	5,085	20,333

	$0	$15,248	$0	$0	$5,322	$20,570

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,702	$0	$8,702
Purchased Options	0	0	0	0	30,537	30,537
Swap Agreements	0	8,829	0	0	0	8,829

	$0	$8,829	$0	$8,702	$30,537	$48,068

	$0	$24,077	$0	$8,702	$35,859	$68,638

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$432	$432
Swap Agreements	0	18	0	0	3,608	3,626

	$0	$18	$0	$0	$4,040	$4,058

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,859	$0	$3,859
Written Options	0	203	0	0	36,561	36,764
Swap Agreements	0	12,560	0	0	0	12,560

	$0	$12,763	$0	$3,859	$36,561	$53,183

	$0	$12,781	$0	$3,859	$40,601	$57,241

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(152)	$(152)
Written Options	0	0	0	0	2,312	2,312
Futures	0	0	0	0	4,656	4,656
Swap Agreements	0	97,189	0	0	(8,739)	88,450

	$0	$97,189	$0	$0	$(1,923)	$95,266

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31,834	$0	$31,834
Purchased Options	0	0	0	0	(66,654)	(66,654)
Written Options	0	12,797	0	0	33,859	46,656
Swap Agreements	0	33,082	0	0	(879)	32,203

	$0	$45,879	$0	$31,834	$(33,674)	$44,039

	$0	$143,068	$0	$31,834	$(35,597)	$139,305

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$14	$14
Written Options	0	0	0	0	(274)	(274)
Futures	0	0	0	0	(3,992)	(3,992)
Swap Agreements	0	67,710	0	0	(47,673)	20,037

	$0	$67,710	$0	$0	$(51,925)	$15,785

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	103

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,104	$0	$3,104
Purchased Options	0	0	0	0	(8,965)	(8,965)
Written Options	0	(1,206)	0	0	51,633	50,427
Swap Agreements	0	(8,429)	0	0	471	(7,958)

	$0	$(9,635)	$0	$3,104	$43,139	$36,608

	$0	$58,075	$0	$3,104	$(8,786)	$52,393

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$330,489	$198,903	$529,392
Corporate Bonds & Notes
Banking & Finance	0	5,861,064	23,478	5,884,542
Industrials	0	8,849,113	0	8,849,113
Utilities	0	3,401,544	0	3,401,544
Municipal Bonds & Notes
California	0	441,187	0	441,187
Georgia	0	55,685	0	55,685
Illinois	0	35,701	0	35,701
Indiana	0	2,483	0	2,483
Kentucky	0	469	0	469
Massachusetts	0	4,194	0	4,194
Mississippi	0	4,503	0	4,503
New Jersey	0	22,408	0	22,408
New Mexico	0	6,369	0	6,369
New York	0	168,775	0	168,775
Ohio	0	97,504	0	97,504
Pennsylvania	0	14,839	0	14,839
Texas	0	37,365	0	37,365
U.S. Government Agencies	0	1,178,683	0	1,178,683
U.S. Treasury Obligations	0	5,054,264	0	5,054,264
Non-Agency Mortgage-Backed Securities	0	40,112	10,236	50,348
Asset-Backed Securities	0	135,479	250	135,729
Sovereign Issues	0	432,864	0	432,864
Convertible Preferred Securities
Banking & Finance	26,106	0	0	26,106
Preferred Securities
Banking & Finance	8,264	13,455	0	21,719
Industrials	738	0	0	738
Utilities	40,218	0	0	40,218

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short-Term Instruments
Repurchase Agreements	$0	$11,397	$0	$11,397

	$75,326	$26,199,946	$232,867	$26,508,139

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$202,647	$0	$0	$202,647

Total Investments	$277,973	$26,199,946	$232,867	$26,710,786

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	227	20,321	0	20,548
Over the counter	0	48,068	0	48,068

	$227	$68,389	$0	$68,616

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(432)	(3,626)	0	(4,058)
Over the counter	0	(53,183)	0	(53,183)

	$(432)	$(56,809)	$0	$(57,241)

Total Financial Derivative Instruments	$(205)	$11,580	$0	$11,375

Totals	$277,768	$26,211,526	$232,867	$26,722,161

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$217,399	$105,931	$(67,566)	$104	$0	$181	$3,533	$(60,679)	$198,903	$126
Corporate Bonds & Notes
Banking & Finance	26,028	0	0	0	0	(2,550)	0	0	23,478	(2,550)
Industrials	7,262	0	0	0	0	327	0	(7,589)	0	0
Non-Agency Mortgage-Backed Securities	0	10,197	0	0	0	39	0	0	10,236	39
Asset-Backed Securities	17,942	0	(15,713)	(9)	(28)	102	13,494	(15,538)	250	(2)

Totals	$268,631	$116,128	$(83,279)	$95	$(28)	$(1,901)	$17,027	$(83,806)	$232,867	$(2,387)

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$153,365	Proxy Pricing	Base Price	96.000-100.750
	45,538	Third Party Vendor	Broker Quote	98.625-99.375
Corporate Bonds & Notes
Banking & Finance	23,478	Reference Instrument	Option Adjusted Spread	642.930 bps
Non-Agency Mortgage-Backed Securities	10,236	Proxy Pricing	Base Price	102.999
Asset-Backed Securities	250	Third Party Vendor	Broker Quote	101.250

Total	$232,867

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	105

Schedule of Investments PIMCO Low Duration Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.8%

CORPORATE BONDS & NOTES 28.1%

BANKING & FINANCE 20.2%

ABN AMRO Bank NV
2.450% due 06/04/2020	$1,040	$1,037

AIA Group Ltd.
3.153% (US0003M + 0.520%) due 09/20/2021 ~	1,200	1,199

American Express Credit Corp.
3.376% (US0003M + 0.730%) due 05/26/2020 ~	720	724

American International Group, Inc.
4.875% due 06/01/2022	138	146

American Tower Corp.
3.000% due 06/15/2023	1,700	1,696

Aviation Capital Group LLC
3.421% (US0003M + 0.670%) due 07/30/2021 ~	2,000	1,989

Axis Bank Ltd.
3.250% due 05/21/2020	1,000	999

Bank of America Corp.
2.151% due 11/09/2020	1,000	990
3.389% (US0003M + 0.790%) due 03/05/2024 ~	700	698
3.499% due 05/17/2022 •	2,200	2,228
3.550% due 03/05/2024 •	1,700	1,727
3.732% (US0003M + 0.960%) due 07/23/2024 ~	800	802
3.779% (US0003M + 1.000%) due 04/24/2023 ~	1,000	1,008

Bank of New York Mellon Corp.
2.050% due 05/03/2021	600	593
2.300% due 09/11/2019	2,500	2,496
2.450% due 11/27/2020	140	139
2.500% due 04/15/2021	200	200
2.600% due 08/17/2020	410	410

Banque Federative du Credit Mutuel S.A.
3.721% (US0003M + 0.960%) due 07/20/2023 ~	2,600	2,616

Barclays PLC
3.200% due 08/10/2021	900	901
3.250% due 01/12/2021	3,100	3,104

BNP Paribas S.A.
4.705% due 01/10/2025 •	3,000	3,122

BOC Aviation Ltd.
3.735% (US0003M + 1.125%) due 09/26/2023 ~	2,400	2,411

BPCE S.A.
2.250% due 01/27/2020	1,500	1,494
3.000% due 05/22/2022	2,000	1,981

Capital One Financial Corp.
2.500% due 05/12/2020	2,000	1,994

CC Holdings GS LLC
3.849% due 04/15/2023	970	994

Citigroup, Inc.
2.450% due 01/10/2020	700	699
2.700% due 03/30/2021	2,000	1,999
3.731% (US0003M + 0.960%) due 04/25/2022 ~	2,000	2,016
3.750% due 06/16/2024	450	466

Commonwealth Bank of Australia
1.750% due 11/07/2019	700	696

Compass Bank
2.750% due 09/29/2019	500	500

Cooperatieve Rabobank UA
3.470% (US0003M + 0.860%) due 09/26/2023 ~	5,000	4,977

Credit Agricole S.A.
2.750% due 06/10/2020	800	800

Credit Suisse AG
3.000% due 10/29/2021	610	613

Credit Suisse Group AG
3.574% due 01/09/2023	1,500	1,506

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020	$655	$654
3.125% due 12/10/2020	1,400	1,405
3.450% due 04/16/2021	400	404
3.800% due 06/09/2023	900	915

Deutsche Bank AG
4.250% due 10/14/2021	800	804

Discover Bank
4.200% due 08/08/2023	2,000	2,081

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	3,095	3,058

General Motors Financial Co., Inc.
2.350% due 10/04/2019	2,300	2,295
3.550% due 04/09/2021	500	503

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •	5,300	5,259
3.691% due 06/05/2028 •	1,000	991
3.854% (US0003M + 1.170%) due 11/15/2021 ~	2,000	2,019
4.000% due 03/03/2024	1,200	1,237

Guardian Life Global Funding
2.000% due 04/26/2021	700	689

Harley-Davidson Financial Services, Inc.
2.150% due 02/26/2020	250	248
2.400% due 06/15/2020	1,100	1,088

HSBC Bank PLC
4.125% due 08/12/2020	4,900	4,991

HSBC Holdings PLC
3.033% due 11/22/2023 •	1,000	996
3.600% due 05/25/2023	600	611
3.950% due 05/18/2024 •	1,050	1,072

ING Groep NV
3.150% due 03/29/2022	2,550	2,554
4.100% due 10/02/2023	250	257

International Lease Finance Corp.
6.250% due 05/15/2019	700	703

Itau CorpBanca
3.875% due 09/22/2019	300	301

Jackson National Life Global Funding
2.250% due 04/29/2021	200	198
3.081% (US0003M + 0.480%) due 06/11/2021 ~	300	301
3.300% due 06/11/2021	2,100	2,123

JPMorgan Chase & Co.
2.295% due 08/15/2021	1,700	1,681
2.400% due 06/07/2021	200	199
3.662% (US0003M + 0.890%) due 07/23/2024 ~	2,400	2,396
3.797% due 07/23/2024 •	5,000	5,139

Lloyds Bank PLC
2.700% due 08/17/2020	1,200	1,199
5.800% due 01/13/2020	3,500	3,582

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~	1,200	1,201

Macquarie Bank Ltd.
2.600% due 06/24/2019	1,000	1,000

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023	2,000	2,029

Mizuho Bank Ltd.
2.400% due 03/26/2020	2,700	2,692
2.450% due 04/16/2019	1,200	1,200

Morgan Stanley
3.737% due 04/24/2024 •	1,600	1,634
3.941% (US0003M + 1.180%) due 01/20/2022 ~	2,500	2,526
5.500% due 07/28/2021	1,400	1,483
7.300% due 05/13/2019	770	774

MUFG Bank Ltd.
2.300% due 03/05/2020	1,300	1,295
2.350% due 09/08/2019	1,900	1,896

MUFG Union Bank N.A.
2.250% due 05/06/2019	1,000	999

National Australia Bank Ltd.
2.250% due 01/10/2020	3,000	2,989

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~	$2,800	$2,802

Nationwide Building Society
4.363% due 08/01/2024 •	1,600	1,627

New York Life Global Funding
2.000% due 04/13/2021	1,000	987

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020	400	393
2.250% due 01/13/2020	1,000	994
3.128% due 09/13/2019 •	400	400
3.150% due 03/15/2021	1,100	1,095
3.243% (US0003M + 0.630%) due 09/21/2021 ~	2,500	2,476

Nordea Bank Abp
4.875% due 01/27/2020	800	814

Oversea-Chinese Banking Corp. Ltd.
3.133% (US0003M + 0.450%) due 05/17/2021 ~	2,500	2,508

PNC Bank N.A.
2.450% due 11/05/2020	1,280	1,276

Pricoa Global Funding
2.550% due 11/24/2020	1,165	1,161

Principal Life Global Funding
2.150% due 01/10/2020	3,500	3,484

Protective Life Global Funding
2.615% due 08/22/2022	2,000	1,984

Qatari Diar Finance Co.
5.000% due 07/21/2020	2,300	2,355

QNB Finance Ltd.
2.875% due 04/29/2020	1,400	1,396

Royal Bank of Scotland Group PLC
3.498% due 05/15/2023 •	1,000	994

Santander Holdings USA, Inc.
3.400% due 01/18/2023	1,700	1,702

Santander UK Group Holdings PLC
2.875% due 10/16/2020	1,600	1,599
3.125% due 01/08/2021	1,000	1,000

Societe Generale S.A.
4.134% due 04/08/2021 •	400	406

State Bank of India
3.745% (US0003M + 0.950%) due 04/06/2020 ~	1,000	1,001

State Street Corp.
3.583% (US0003M + 0.900%) due 08/18/2020 ~	520	525

Sumitomo Mitsui Banking Corp.
2.450% due 01/16/2020	1,600	1,596

Sumitomo Mitsui Financial Group, Inc.
2.442% due 10/19/2021	900	890

Svenska Handelsbanken AB
2.400% due 10/01/2020	2,300	2,293

Synchrony Financial
3.968% (US0003M + 1.230%) due 02/03/2020 ~	450	452

Toyota Motor Credit Corp.
2.950% due 04/13/2021	2,100	2,115
3.083% due 05/17/2022 •	800	799
3.220% (US0003M + 0.440%) due 10/18/2019 ~	700	702

U.S. Bank N.A.
3.085% (US0003M + 0.320%) due 04/26/2021 ~	2,650	2,652

UBS AG
2.375% due 08/14/2019	1,650	1,648
2.450% due 12/01/2020	2,250	2,238

UBS Group Funding Switzerland AG
2.859% due 08/15/2023 •	1,500	1,479
2.950% due 09/24/2020	1,610	1,610

Unum Group
3.000% due 05/15/2021	600	600

Waha Aerospace BV
3.925% due 07/28/2020	138	138

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WEA Finance LLC
2.700% due 09/17/2019	$500	$500
3.250% due 10/05/2020	400	403

Wells Fargo & Co.
3.300% due 09/09/2024	2,000	2,018
3.627% (US0003M + 0.930%) due 02/11/2022 ~	600	604
3.889% (US0003M + 1.110%) due 01/24/2023 ~	5,300	5,355
3.955% (US0003M + 1.340%) due 03/04/2021 ~	1,190	1,211

		187,923

INDUSTRIALS 6.2%

America West Airlines Pass-Through Trust
8.057% due 01/02/2022	93	97

American Airlines Pass-Through Trust
3.375% due 11/01/2028	414	409

Arrow Electronics, Inc.
4.500% due 03/01/2023	1,800	1,863

Automatic Data Processing, Inc.
2.250% due 09/15/2020	1,900	1,890

BAT International Finance PLC
2.750% due 06/15/2020	900	897

Baxalta, Inc.
2.875% due 06/23/2020	626	626

BMW U.S. Capital LLC
3.063% (US0003M + 0.370%) due 08/14/2020 ~	1,600	1,600
3.100% due 04/12/2021	3,300	3,322

BP AMI Leasing, Inc.
5.523% due 05/08/2019	895	897

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	1,067	1,092

CVS Health Corp.
4.750% due 12/01/2022	2,381	2,507

Daimler Finance North America LLC
1.500% due 07/05/2019	2,000	1,993
2.250% due 07/31/2019	1,415	1,412
2.300% due 01/06/2020	1,500	1,494

Dell International LLC
5.450% due 06/15/2023	200	213

Deutsche Telekom International Finance BV
6.000% due 07/08/2019	2,500	2,521

Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020	350	350

EMD Finance LLC
2.400% due 03/19/2020	200	199

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~	1,200	1,201

Enterprise Products Operating LLC
2.550% due 10/15/2019	110	110

Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~	1,500	1,491

Flex Ltd.
4.625% due 02/15/2020	1,400	1,418

Georgia-Pacific LLC
5.400% due 11/01/2020	700	728

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019	2,000	2,039

Hyundai Capital America
3.415% due 09/18/2020 •	2,900	2,901

Imperial Brands Finance PLC
2.950% due 07/21/2020	1,100	1,097

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	2,300	2,375

Martin Marietta Materials, Inc.
3.133% (US0003M + 0.500%) due 12/20/2019 ~	2,000	1,998

Northwest Airlines Pass-Through Trust
7.027% due 05/01/2021	226	230

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ooredoo International Finance Ltd.
4.750% due 02/16/2021	$1,300	$1,335

Reynolds American, Inc.
3.250% due 06/12/2020	1,200	1,202

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	500	495

Sky Ltd.
2.625% due 09/16/2019	300	300

Solvay Finance America LLC
3.400% due 12/03/2020	1,900	1,910

Southern Co.
3.292% (US0003M + 0.700%) due 09/30/2020 ~	1,100	1,101

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,938	1,942

Telefonica Emisiones S.A.
5.134% due 04/27/2020	700	716
5.877% due 07/15/2019	500	504

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~	2,500	2,502

VMware, Inc.
2.300% due 08/21/2020	1,500	1,487

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	1,200	1,195
3.875% due 11/13/2020	1,700	1,722

Zimmer Biomet Holdings, Inc.
3.375% (US0003M + 0.750%) due 03/19/2021 ~	2,000	1,994

		57,375

UTILITIES 1.7%

AT&T, Inc.
3.200% due 03/01/2022	1,000	1,010
3.376% (US0003M + 0.750%) due 06/01/2021 ~	2,500	2,511

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~	1,200	1,200

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019	500	504

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	3,200	3,201

Oncor Electric Delivery Co. LLC
2.150% due 06/01/2019	1,000	999

Progress Energy, Inc.
4.400% due 01/15/2021	92	94

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	3,200	3,168
2.750% due 04/10/2019	1,300	1,300
4.375% due 04/10/2024	500	525

Verizon Communications, Inc.
3.125% due 03/16/2022	1,000	1,012

		15,524

Total Corporate Bonds & Notes (Cost $260,030)		260,822

MUNICIPAL BONDS & NOTES 1.5%

ARIZONA 0.1%

University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	900	941

CALIFORNIA 0.2%

California Department of Water Resources State Revenue Notes, Series 2012
1.871% due 12/01/2019	10	10

California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	336	336

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	$290	$304

California State General Obligation Bonds, Series 2017
2.193% due 04/01/2047	900	898

University of California Revenue Notes, Series 2013
2.300% due 05/15/2021	250	249

		1,797

COLORADO 0.1%

University of Colorado Revenue Notes, Series 2015
2.001% due 06/01/2020	485	482

DISTRICT OF COLUMBIA 0.0%

District of Columbia Revenue Bonds, (BABs), Series 2009
4.793% due 12/01/2021	250	264

GEORGIA 0.0%

Cobb-Marietta Coliseum & Exhibit Hall Authority, Georgia Revenue Notes, Series 2015
2.700% due 01/01/2022	340	342

IDAHO 0.1%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	1,200	1,169

MASSACHUSETTS 0.1%

University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	750	752

NEW YORK 0.4%

New York State Dormitory Authority Revenue Notes, Series 2019
2.756% due 07/01/2021	1,580	1,589

New York State Urban Development Corp., Revenue Notes, Series 2017
2.100% due 03/15/2022	1,685	1,670

Port Authority of New York & New Jersey Revenue Notes, Series 2014
2.529% due 10/15/2020	520	520

		3,779

SOUTH DAKOTA 0.3%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	3,000	3,032

WASHINGTON 0.2%

Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	770	771

Port of Seattle, Washington Revenue Bonds, Series 2009
7.000% due 05/01/2036	500	502

		1,273

Total Municipal Bonds & Notes (Cost $13,861)		13,831

U.S. GOVERNMENT AGENCIES 28.0%

Fannie Mae
1.250% due 08/23/2019	500	498
2.000% due 01/05/2022	6,200	6,156
2.375% due 01/19/2023	2,400	2,411
2.726% due 06/25/2037 •	107	107
2.949% due 12/25/2046 •	1,848	1,847

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	107

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.959% due 10/25/2046 •	$1,915	$1,914
2.986% due 11/25/2040 •	320	321
2.996% due 03/25/2041 •	1,666	1,658
3.009% due 01/25/2047	2,116	2,118
3.500% due 09/01/2048	9,216	9,364
3.980% due 07/01/2021	710	732
4.000% due 09/01/2048	8,619	8,890
4.392% due 07/01/2034 •	137	142
4.500% due 08/01/2048	4,623	4,836
4.502% due 10/01/2037 •	167	176
5.500% due 04/01/2034 - 04/01/2039	258	281

Fannie Mae, TBA
3.000% due 05/01/2034	8,200	8,270
3.500% due 04/01/2034 - 05/01/2049	33,700	34,244
4.000% due 05/01/2049	19,500	20,044
4.500% due 05/01/2049	3,000	3,124

Federal Home Loan Bank
0.875% due 08/05/2019	750	746
2.625% due 05/28/2020	3,500	3,508

Freddie Mac
1.625% due 09/29/2020	2,100	2,078
2.859% due 10/15/2037 •	1,990	1,990
3.000% due 08/15/2046	1,849	1,867
3.009% due 07/15/2041 •	2,279	2,276
3.500% due 07/01/2048 - 01/01/2049	9,408	9,564
4.000% due 09/01/2048 - 10/01/2048	30,034	31,005
4.346% due 06/01/2037 •	199	210
4.500% due 02/01/2049	24,653	25,802

Freddie Mac, TBA
4.000% due 04/01/2049	22,700	23,372

Ginnie Mae
2.859% due 08/20/2065	2,931	2,921
2.889% due 11/20/2045 •	807	804
2.938% due 02/20/2049	15,939	15,933
2.969% due 02/20/2067 •	2,617	2,615
2.977% due 09/20/2065 •	1,774	1,773
3.029% due 10/20/2065	2,355	2,359
3.049% due 07/20/2063 •	1,022	1,023
3.079% due 06/20/2065 •	1,599	1,596
3.089% due 06/20/2065 •	1,016	1,014
3.109% due 03/20/2065 •	2,012	2,011
3.159% due 12/20/2064 - 11/20/2065 •	4,293	4,303
3.279% due 02/20/2066 •	891	893
3.389% due 04/20/2066 •	3,667	3,704
3.409% due 04/20/2066 •	4,915	4,972
3.509% due 01/20/2067 •	2,179	2,215

Tennessee Valley Authority
2.250% due 03/15/2020	2,300	2,295

Total U.S. Government Agencies (Cost $258,484)		259,982

U.S. TREASURY OBLIGATIONS 33.7%

U.S. Treasury Notes
1.000% due 11/15/2019	14,400	14,273
1.375% due 09/30/2019	25,200	25,067
1.500% due 10/31/2019	83,000	82,549
1.500% due 07/15/2020 (d)	4,000	3,957
2.125% due 12/31/2021	7,400	7,380
2.375% due 04/30/2020	39,700	39,695
2.375% due 04/15/2021	14,300	14,330
2.500% due 12/31/2020	40,700	40,833
2.625% due 07/31/2020	68,000	68,232
2.875% due 10/31/2020	17,200	17,344

Total U.S. Treasury Obligations (Cost $313,609)		313,660

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.7%

Bancorp Commercial Mortgage Trust
3.384% due 09/15/2035 •	2,844	2,838
3.492% due 03/15/2036 •	2,000	2,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BANK
3.279% due 11/15/2054	$1,700	$1,717
3.623% due 04/15/2052 «(a)	3,000	3,115

Benchmark Mortgage Trust
3.615% due 03/15/2062 (a)	4,100	4,259

CGGS Commercial Mortgage Trust
3.384% due 02/15/2037 •	2,000	1,984

Citigroup Commercial Mortgage Trust
3.268% due 09/15/2050	1,400	1,418
3.297% due 10/12/2050	4,258	4,331

Commercial Mortgage Trust
3.244% due 10/10/2029	2,000	2,019
4.181% due 05/10/2051	1,026	1,090

CSAIL Commercial Mortgage Trust
3.314% due 11/15/2049	4,316	4,387

Great Wolf Trust
3.484% due 09/15/2034 •	1,500	1,498

GS Mortgage Securities Trust
3.801% due 01/10/2047	1,095	1,132

JPMDB Commercial Mortgage Securities Trust
3.242% due 10/15/2050	1,100	1,117

JPMorgan Chase Commercial Mortgage Securities Corp.
3.284% due 06/15/2032 •	1,500	1,494

JPMorgan Chase Commercial Mortgage Securities Trust
3.334% due 10/15/2032 •	898	891

Ladder Capital Commercial Mortgage Mortgage Trust
3.364% due 09/15/2034 •	409	408

Morgan Stanley Capital Trust
2.606% due 08/15/2049	600	592
2.860% due 11/15/2049	3,000	2,989

Motel 6 Trust
3.404% due 08/15/2034 •	992	989

UBS Commercial Mortgage Trust
3.460% due 04/15/2052 «(a)	3,200	3,285
3.903% due 02/15/2051	1,500	1,576
4.119% due 06/15/2051	2,000	2,122

VMC Finance LLC
3.404% due 10/15/2035 •	1,500	1,499

Wells Fargo Commercial Mortgage Trust
2.514% due 08/15/2049	1,300	1,278
2.911% due 06/15/2049	1,000	1,002
3.390% due 11/15/2050	1,200	1,226
4.147% due 06/15/2051	600	639

Total Non-Agency Mortgage-Backed Securities (Cost $52,718)		52,900

ASSET-BACKED SECURITIES 7.7%

Arbor Realty Collateralized Loan Obligation Ltd.
3.474% due 12/15/2027 •	2,000	1,993

Atlas Senior Loan Fund Ltd.
3.364% due 02/17/2026 •	664	662

Avery Point CLO Ltd.
3.871% due 04/25/2026 •	689	689

B&M CLO Ltd.
3.509% due 04/16/2026 •	1,321	1,317

Capital One Multi-Asset Execution Trust
2.934% due 02/15/2022 •	900	900

CNH Equipment Trust
2.960% due 05/16/2022	3,500	3,507

Columbia Cent CLO Ltd.
3.640% due 10/25/2028 •	2,000	1,993

Denali Capital CLO LLC
3.815% due 10/26/2027 •	1,000	996

ECMC Group Student Loan Trust
3.240% due 02/27/2068	2,035	2,018
3.286% due 09/25/2068 •	3,549	3,517
3.536% due 05/25/2067 •	1,109	1,109

Emerson Park CLO Ltd.
3.767% due 07/15/2025 •	52	52

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •	3,000	2,977

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Figueroa CLO Ltd.
3.483% due 06/20/2027 •	$2,000	$1,988

Gallatin CLO Ltd.
3.837% (US0003M + 1.050%) due 07/15/2027 ~	900	898

Jamestown CLO Ltd.
3.657% due 01/15/2028 •	2,000	1,982

Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •	1,400	1,385

Mercedes-Benz Auto Lease Trust
3.010% due 02/16/2021	3,800	3,809

Monroe Capital BSL CLO Ltd.
3.783% due 05/22/2027 •	1,050	1,050

Mountain Hawk CLO Ltd.
3.980% due 04/18/2025 •	408	408

Navient Student Loan Trust
2.736% due 06/27/2067 •	2,538	2,534
2.866% due 03/25/2067 •	3,000	2,999

Nelnet Student Loan Trust
3.086% due 03/25/2030 •	870	872
3.451% due 11/25/2048 •	258	260
3.551% due 07/27/2048 •	502	505

OHA Credit Partners Ltd.
3.771% due 10/20/2025	410	412

Palmer Square Loan Funding Ltd.
3.584% due 11/15/2026 •	2,053	2,046

Seneca Park CLO Ltd.
3.893% due 07/17/2026 •	798	798

SLC Student Loan Trust
2.711% due 09/15/2026 •	132	131
2.721% due 03/15/2027 •	288	286
2.744% due 05/15/2029 •	1,151	1,134
2.844% due 05/15/2023 •	1,097	1,096
3.526% due 11/25/2042 •	430	434

SLM Student Loan Trust
2.861% due 01/26/2026 •	2,524	2,520
2.871% due 04/25/2027 •	250	250
2.881% due 01/27/2025 •	224	223
2.881% due 10/27/2025 •	144	144
2.891% due 01/25/2027 •	417	415
2.911% due 10/25/2028 •	2,567	2,555
3.081% due 12/15/2027 •	1,307	1,308
3.321% due 04/27/2026 •	804	805

Sound Point CLO Ltd.
3.641% due 07/20/2027 •	1,550	1,546

Sudbury Mill CLO Ltd.
3.923% due 01/17/2026 •	626	626

Symphony CLO Ltd.
3.817% due 10/15/2025 •	746	746

Telos CLO Ltd.
4.043% due 01/17/2027 •	900	900

THL Credit Wind River CLO Ltd.
3.657% due 10/15/2027 •	4,138	4,131

TICP CLO Ltd.
3.601% due 04/20/2028	1,000	991

Tralee CLO Ltd.
3.869% due 10/20/2028 •	850	844

Venture CLO Ltd.
3.650% due 10/22/2031 •	5,500	5,490

Voya CLO Ltd.
3.491% due 07/25/2026 •	1,269	1,266

Total Asset-Backed Securities (Cost $71,661)		71,517

SOVEREIGN ISSUES 1.5%

Japan Bank for International Cooperation
2.125% due 06/01/2020	1,100	1,095
2.125% due 07/21/2020	1,600	1,593

Korea Expressway Corp.
3.625% due 10/22/2021	1,500	1,531

Province of Ontario
3.050% due 01/29/2024	3,000	3,069

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Province of Quebec
2.375% due 01/31/2022	$1,300	$1,297
2.625% due 02/13/2023	4,500	4,520

Qatar Government International Bond
5.250% due 01/20/2020	640	652

Total Sovereign Issues (Cost $13,585)		13,757

SHORT-TERM INSTRUMENTS 3.6%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
3.102% (US0003M + 0.500%) due 09/24/2020 ~	2,700	2,701

MARKET VALUE (000S)
REPURCHASE AGREEMENTS (b) 3.3%
$30,775

Total Short-Term Instruments (Cost $33,475)	33,476

Total Investments in Securities (Cost $1,017,423)	1,019,945

Total Investments 109.8% (Cost $1,017,423)	$1,019,945

Financial Derivative Instruments (c)(e) 0.0% (Cost or Premiums, net $2,639)	(64)

Other Assets and Liabilities, net (9.8)%	(91,209)

Net Assets 100.0%	$928,672

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	3.250%	03/29/2019	04/01/2019	$18,700	U.S. Treasury Notes 1.875% due 02/28/2022	$(19,078)	$18,700	$18,705
FICC	2.000	03/29/2019	04/01/2019	775	U.S. Treasury Notes 1.125% due 06/30/2021	(793)	775	775
TDM	3.250	03/29/2019	04/01/2019	11,300	U.S. Treasury Inflation Protected Securities 2.000% due 01/15/2026	(11,551)	11,300	11,303

Total Repurchase Agreements						$(31,422)	$30,775	$30,783

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$18,705	$0	$0	$18,705	$(19,078)	$(373)
FICC	775	0	0	775	(793)	(18)
TDM	11,303	0	0	11,303	(11,551)	(248)

Total Borrowings and Other Financing Transactions	$30,783	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	109

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	06/2019	225	$54,818	$(14)	$0	$(8)
90-Day Eurodollar September Futures	09/2019	609	148,505	144	0	(38)
U.S. Treasury 2-Year Note June Futures	06/2019	1,220	259,974	889	0	(267)
U.S. Treasury 5-Year Note June Futures	06/2019	156	18,069	171	0	(35)

				$1,190	$0	$(348)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	450	$(55,898)	$(894)	$126	$0

Total Futures Contracts				$296	$126	$(348)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	06/20/2021	0.223%	$	1,300	$30	$(7)	$23	$1	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.283		1,150	27	(5)	22	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.325		450	11	(1)	10	0	0
Kinder Morgan, Inc.	1.000	Quarterly	12/20/2021	0.247		900	19	(1)	18	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.316		800	20	(5)	15	0	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.371		300	8	(2)	6	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.461		300	7	(1)	6	0	0
Prudential Financial, Inc.	1.000	Quarterly	06/20/2021	0.229		1,400	34	(10)	24	0	0

							$156	$(32)	$124	$1	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-30 5-Year Index	1.000%	Quarterly	06/20/2023	$500	$7	$3	$10	$0	$0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	46,500	669	248	917	55	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	1,100	18	2	20	2	0

					$694	$253	$947	$57	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2025	$	11,700	$648	$(486)	$162	$28	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		13,700	674	(138)	536	33	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		6,700	(202)	(139)	(341)	17	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		6,900	672	(547)	125	21	0

							$1,792	$(1,310)	$482	$99	$0

Total Swap Agreements							$2,642	$(1,089)	$1,553	$157	$(1)

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$126	$157	$283	$0	$(348)	$(1)	$(349)

(d)

Securities with an aggregate market value of $2,811 and cash of $2,125 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
HUS	Mexico Government International Bond	1.000%	Quarterly	12/20/2021	0.687%	$250	$(3)	$5	$2	$0

Total Swap Agreements							$(3)	$5	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
HUS	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	111

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$126	$126
Swap Agreements	0	58	0	0	99	157

	$0	$58	$0	$0	$225	$283

Over the counter
Swap Agreements	$0	$2	$0	$0	$0	$2

	$0	$60	$0	$0	$225	$285

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$348	$348
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$348	$349

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(33)	$(33)
Swap Agreements	0	172	0	0	290	462

	$0	$172	$0	$0	$257	$429

Over the counter
Swap Agreements	$0	$2	$0	$0	$0	$2

	$0	$174	$0	$0	$257	$431

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$287	$287
Swap Agreements	0	284	0	0	(1,588)	(1,304)

	$0	$284	$0	$0	$(1,301)	$(1,017)

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$187,923	$0	$187,923
Industrials	0	57,375	0	57,375
Utilities	0	15,524	0	15,524
Municipal Bonds & Notes
Arizona	0	941	0	941
California	0	1,797	0	1,797
Colorado	0	482	0	482
District of Columbia	0	264	0	264
Georgia	0	342	0	342
Idaho	0	1,169	0	1,169
Massachusetts	0	752	0	752
New York	0	3,779	0	3,779
South Dakota	0	3,032	0	3,032
Washington	0	1,273	0	1,273
U.S. Government Agencies	0	259,982	0	259,982
U.S. Treasury Obligations	0	313,660	0	313,660
Non-Agency Mortgage-Backed Securities	0	46,500	6,400	52,900
Asset-Backed Securities	0	71,517	0	71,517
Sovereign Issues	0	13,757	0	13,757

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short-Term Instruments
Certificates of Deposit	$0	$2,701	$0	$2,701
Repurchase Agreements	0	30,775	0	30,775

Total Investments	$0	$1,013,545	$6,400	$1,019,945

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	126	157	0	283
Over the counter	0	2	0	2

	$126	$159	$0	$285

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(348)	$(1)	$0	$(349)

Total Financial Derivative Instruments	$(222)	$158	$0	$(64)

Totals	$(222)	$1,013,703	$6,400	$1,019,881

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	113

Schedule of Investments PIMCO Moderate Duration Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.7%

CORPORATE BONDS & NOTES 30.8%

BANKING & FINANCE 21.5%

AIA Group Ltd.
3.125% due 03/13/2023	$1,600	$1,603

Air Lease Corp.
3.000% due 09/15/2023	300	294

Alexandria Real Estate Equities, Inc.
4.000% due 01/15/2024	800	828

American Express Credit Corp.
2.200% due 03/03/2020	2,700	2,688
3.174% (US0003M + 0.490%) due 08/15/2019 ~	5,200	5,208
3.321% (US0003M + 0.570%) due 10/30/2019 ~	5,000	5,013

American International Group, Inc.
3.750% due 07/10/2025	9,000	9,025
4.875% due 06/01/2022	2,570	2,721

American Tower Corp.
3.000% due 06/15/2023	5,200	5,188
5.000% due 02/15/2024	300	324

Aviation Capital Group LLC
3.421% (US0003M + 0.670%) due 07/30/2021 ~	4,600	4,574
6.750% due 04/06/2021	300	320

Axis Bank Ltd.
3.250% due 05/21/2020	2,200	2,197

Bank of America Corp.
2.250% due 04/21/2020	4,520	4,497
3.004% due 12/20/2023 •	620	619
3.124% due 01/20/2023 •	1,100	1,104
3.300% due 01/11/2023	2,750	2,788
3.389% (US0003M + 0.790%) due 03/05/2024 ~	3,500	3,490
3.419% due 12/20/2028 •	1,542	1,511
3.550% due 03/05/2024 •	500	508
4.000% due 04/01/2024	1,028	1,071
4.100% due 07/24/2023	300	314
4.125% due 01/22/2024	7,500	7,864

Bank of New York Mellon Corp.
2.300% due 09/11/2019	7,500	7,489
2.500% due 04/15/2021	200	200
3.553% (US0003M + 0.870%) due 08/17/2020 ~	250	253

Bank of Nova Scotia
2.350% due 10/21/2020	1,500	1,495

Bank One Corp.
7.625% due 10/15/2026	3,000	3,720

Banque Federative du Credit Mutuel S.A.
2.000% due 04/12/2019	200	200
2.200% due 07/20/2020	5,000	4,962
3.721% (US0003M + 0.960%) due 07/20/2023 ~	3,000	3,018
3.750% due 07/20/2023	1,100	1,128

Barclays PLC
3.200% due 08/10/2021	7,600	7,606
3.250% due 01/12/2021	2,000	2,003
3.650% due 03/16/2025	2,000	1,957
3.684% due 01/10/2023	1,000	999
4.375% due 01/12/2026	2,350	2,367

BNP Paribas S.A.
3.375% due 01/09/2025	550	539
3.500% due 03/01/2023	4,500	4,505
3.500% due 11/16/2027	1,700	1,651
4.705% due 01/10/2025 •	1,800	1,873
5.000% due 01/15/2021	3,300	3,431

BOC Aviation Ltd.
3.735% (US0003M + 1.125%) due 09/26/2023 ~	5,000	5,023
3.788% (US0003M + 1.050%) due 05/02/2021 ~	3,700	3,720

BPCE S.A.
4.000% due 04/15/2024	600	619
4.500% due 03/15/2025	5,000	5,035
4.625% due 07/11/2024	350	357
5.700% due 10/22/2023	600	640

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital One Financial Corp.
2.500% due 05/12/2020	$4,000	$3,988

CC Holdings GS LLC
3.849% due 04/15/2023	1,000	1,025

Citigroup, Inc.
2.350% due 08/02/2021	1,400	1,384
2.650% due 10/26/2020	2,870	2,864
3.300% due 04/27/2025	6,000	6,001
3.400% due 05/01/2026	1,500	1,494
3.731% (US0003M + 0.960%) due 04/25/2022 ~	4,000	4,033
3.750% due 06/16/2024	1,300	1,347
4.500% due 01/14/2022	3,750	3,914

Citizens Bank N.A.
2.200% due 05/26/2020	3,200	3,177

Commonwealth Bank of Australia
1.750% due 11/07/2019	6,100	6,064

Cooperatieve Rabobank UA
3.875% due 02/08/2022	2,925	3,010
3.875% due 09/26/2023	7,000	7,214
4.625% due 12/01/2023	2,600	2,719

Corp. Andina de Fomento
8.125% due 06/04/2019	85	86

Credit Suisse AG
3.000% due 10/29/2021	5,000	5,024
3.625% due 09/09/2024	800	815

Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021	300	303
3.800% due 09/15/2022	800	816
3.800% due 06/09/2023	10,250	10,420
4.550% due 04/17/2026	3,000	3,139

Deutsche Bank AG
4.250% due 10/14/2021	7,000	7,038

Discover Bank
4.200% due 08/08/2023	6,000	6,244

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	474	481

Duke Realty LP
3.875% due 02/15/2021	1,000	1,016

European Investment Bank
2.000% due 03/15/2021	3,200	3,177

GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025	5,000	4,860

General Motors Financial Co., Inc.
2.350% due 10/04/2019	1,300	1,297
3.550% due 04/09/2021	2,500	2,514
3.700% due 05/09/2023	1,100	1,095

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •	2,600	2,580
2.908% due 06/05/2023 •	6,900	6,826
3.691% due 06/05/2028 •	5,200	5,153
3.850% due 07/08/2024	1,100	1,124
4.000% due 03/03/2024	14,000	14,436
4.229% (US0003M + 1.600%) due 11/29/2023 ~	975	998
5.750% due 01/24/2022	1,600	1,717

Harley-Davidson Financial Services, Inc.
2.400% due 06/15/2020	4,100	4,054

HSBC Bank PLC
4.125% due 08/12/2020	5,000	5,092

HSBC Holdings PLC
3.600% due 05/25/2023	10,700	10,899
3.950% due 05/18/2024 •	5,800	5,921
4.000% due 03/30/2022	800	825
5.100% due 04/05/2021	550	574

ING Bank NV
2.625% due 12/05/2022	6,450	6,455
5.800% due 09/25/2023	1,250	1,353

ING Groep NV
3.751% (US0003M + 1.150%) due 03/29/2022 ~	2,000	2,009
4.100% due 10/02/2023	5,700	5,865
4.625% due 01/06/2026	6,600	6,934

Intercontinental Exchange, Inc.
3.750% due 12/01/2025	2,500	2,602

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

International Lease Finance Corp.
8.250% due 12/15/2020	$1,900	$2,054

Itau CorpBanca
3.875% due 09/22/2019	1,400	1,406

Jackson National Life Global Funding
2.250% due 04/29/2021	500	495
3.300% due 06/11/2021	2,100	2,123
3.300% due 02/01/2022	5,600	5,680

JPMorgan Chase & Co.
2.700% due 05/18/2023	2,850	2,824
3.625% due 05/13/2024	700	720
3.797% due 07/23/2024 •	10,500	10,791
3.900% due 07/15/2025	4,800	4,979
4.023% due 12/05/2024 •	900	935

Lloyds Bank PLC
5.800% due 01/13/2020	3,200	3,274

Lloyds Banking Group PLC
3.100% due 07/06/2021	1,900	1,902
3.574% due 11/07/2028 •	2,000	1,924

MassMutual Global Funding
2.500% due 10/17/2022	800	795

Metropolitan Life Global Funding
3.375% due 01/11/2022	11,200	11,373

Mitsubishi UFJ Financial Group, Inc.
3.668% (US0003M + 1.060%) due 09/13/2021 ~	3,300	3,337
3.761% due 07/26/2023	2,500	2,570

Mizuho Bank Ltd.
2.400% due 03/26/2020	7,000	6,979
2.450% due 04/16/2019	2,400	2,399

Mizuho Financial Group, Inc.
2.632% due 04/12/2021	200	199
3.569% (US0003M + 0.940%) due 02/28/2022 ~	1,000	1,006

Morgan Stanley
3.700% due 10/23/2024	14,800	15,075
3.750% due 02/25/2023	1,000	1,026
4.000% due 07/23/2025	2,850	2,938
5.500% due 07/24/2020	3,000	3,104
5.750% due 01/25/2021	2,200	2,312

MUFG Bank Ltd.
2.300% due 03/05/2020	2,500	2,490
2.350% due 09/08/2019	4,900	4,891

National Australia Bank Ltd.
2.250% due 01/10/2020	1,600	1,594
3.625% due 06/20/2023	5,900	6,048

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~	8,000	8,007

Nationwide Building Society
4.363% due 08/01/2024 •	4,100	4,169

Nissan Motor Acceptance Corp.
2.250% due 01/13/2020	4,000	3,977
3.128% due 09/13/2019 •	1,600	1,600
3.150% due 03/15/2021	4,700	4,678

Nordea Bank Abp
4.875% due 01/27/2020	2,400	2,441

PNC Bank N.A.
2.250% due 07/02/2019	1,000	999
2.450% due 11/05/2020	1,000	996

Principal Life Global Funding
2.150% due 01/10/2020	3,500	3,484

Protective Life Global Funding
2.161% due 09/25/2020	5,200	5,158
2.615% due 08/22/2022	5,200	5,159

Qatari Diar Finance Co.
5.000% due 07/21/2020	3,600	3,686

Royal Bank of Scotland Group PLC
3.875% due 09/12/2023	1,700	1,709
4.800% due 04/05/2026	5,000	5,203

Santander Holdings USA, Inc.
3.400% due 01/18/2023	800	801
4.500% due 07/17/2025	400	413

Santander UK Group Holdings PLC
2.875% due 08/05/2021	1,800	1,787
3.823% due 11/03/2028 •	2,000	1,940

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander UK PLC
2.375% due 03/16/2020	$3,500	$3,489
3.246% (US0003M + 0.620%) due 06/01/2021 ~	3,400	3,399
4.000% due 03/13/2024	1,000	1,044
5.000% due 11/07/2023	4,300	4,413

SBA Tower Trust
2.877% due 07/15/2046	3,250	3,225

Simon Property Group LP
3.375% due 10/01/2024	900	921

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	600	593

Societe Generale S.A.
4.134% due 04/08/2021 •	1,100	1,115

State Bank of India
3.745% (US0003M + 0.950%) due 04/06/2020 ~	3,500	3,505

Sumitomo Mitsui Banking Corp.
2.450% due 01/16/2020	4,700	4,689

Sumitomo Mitsui Financial Group, Inc.
2.442% due 10/19/2021	6,100	6,033
2.784% due 07/12/2022	2,100	2,091
2.934% due 03/09/2021	1,500	1,504

Toronto-Dominion Bank
2.125% due 04/07/2021	2,700	2,674
2.250% due 03/15/2021	1,200	1,193

Toyota Motor Credit Corp.
3.220% (US0003M + 0.440%) due 10/18/2019 ~	4,300	4,311

UBS AG
2.375% due 08/14/2019	2,000	1,998
2.450% due 12/01/2020	5,000	4,973

UBS Group Funding Switzerland AG
2.859% due 08/15/2023 •	5,180	5,107
2.950% due 09/24/2020	1,500	1,500
3.000% due 04/15/2021	4,600	4,601
4.125% due 09/24/2025	1,300	1,344

Ventas Realty LP
3.100% due 01/15/2023	2,000	2,002

Waha Aerospace BV
3.925% due 07/28/2020	30	30

WEA Finance LLC
3.150% due 04/05/2022	1,000	1,004
3.250% due 10/05/2020	500	503

Wells Fargo & Co.
3.000% due 02/19/2025	6,000	5,941
3.069% due 01/24/2023	3,500	3,508
3.300% due 09/09/2024	9,000	9,080
3.500% due 03/08/2022	300	306
3.550% due 09/29/2025	1,200	1,223
3.584% due 05/22/2028 •	630	634
3.627% (US0003M + 0.930%) due 02/11/2022 ~	600	604
3.955% (US0003M + 1.340%) due 03/04/2021 ~	1,000	1,018

XLIT Ltd.
4.450% due 03/31/2025	500	521

		564,061

INDUSTRIALS 7.1%

AbbVie, Inc.
2.300% due 05/14/2021	300	296
3.200% due 11/06/2022	1,400	1,413
3.200% due 05/14/2026	200	195

Air Canada Pass-Through Trust
3.750% due 06/15/2029	484	490

Alibaba Group Holding Ltd.
2.800% due 06/06/2023	2,700	2,680

Allergan Funding SCS
3.000% due 03/12/2020	1,496	1,496
3.850% due 06/15/2024	150	152

Altria Group, Inc.
2.850% due 08/09/2022	3,100	3,095
3.490% due 02/14/2022	1,400	1,423

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
3.375% due 11/01/2028	$1,768	$1,744
4.000% due 01/15/2027	1,564	1,593
5.250% due 07/31/2022	198	204

Amgen, Inc.
1.900% due 05/10/2019	5,000	4,997
2.700% due 05/01/2022	100	100
3.875% due 11/15/2021	150	154

Apple, Inc.
2.850% due 05/06/2021	850	856

Baidu, Inc.
2.750% due 06/09/2019	3,500	3,501
2.875% due 07/06/2022	1,000	989

BAT International Finance PLC
3.950% due 06/15/2025	5,000	5,019

Baxalta, Inc.
2.875% due 06/23/2020	447	447

Bayer U.S. Finance LLC
3.875% due 12/15/2023	4,000	4,035

BMW U.S. Capital LLC
3.188% (US0003M + 0.500%) due 08/13/2021 ~	1,400	1,398
3.400% due 08/13/2021	3,500	3,547

Broadcom Corp.
2.200% due 01/15/2021	500	492
3.625% due 01/15/2024	5,000	4,993

Cigna Holding Co.
5.125% due 06/15/2020	800	822

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	449	458
4.750% due 07/12/2022	352	359

Crown Castle Towers LLC
3.720% due 07/15/2043	3,900	3,958

CVS Health Corp.
4.100% due 03/25/2025	9,300	9,562

CVS Pass-Through Trust
7.507% due 01/10/2032	1,332	1,585

Dell International LLC
4.420% due 06/15/2021	500	513
5.450% due 06/15/2023	2,100	2,239

Deutsche Telekom International Finance BV
6.000% due 07/08/2019	2,600	2,622

DXC Technology Co.
3.576% (US0003M + 0.950%) due 03/01/2021 ~	1,808	1,808

eBay, Inc.
3.450% due 08/01/2024	7,000	7,026

El Paso Natural Gas Co. LLC
8.625% due 01/15/2022	1,400	1,596

Enbridge, Inc.
2.900% due 07/15/2022	3,400	3,392
3.311% (US0003M + 0.700%) due 06/15/2020 ~	1,000	1,001

Enterprise Products Operating LLC
2.550% due 10/15/2019	200	200

Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~	2,500	2,485

ERAC USA Finance LLC
2.700% due 11/01/2023	1,900	1,843

GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~	1,000	995

General Electric Co.
2.700% due 10/09/2022	5,466	5,371

General Motors Co.
4.875% due 10/02/2023	400	417

Goldcorp, Inc.
3.625% due 06/09/2021	250	252

Hyundai Capital America
3.415% due 09/18/2020 •	7,500	7,503

Kinder Morgan Energy Partners LP
5.800% due 03/01/2021	1,400	1,474
6.850% due 02/15/2020	1,300	1,342

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kraft Heinz Foods Co.
3.500% due 07/15/2022	$1,450	$1,465
3.950% due 07/15/2025	2,600	2,623

Martin Marietta Materials, Inc.
3.133% (US0003M + 0.500%) due 12/20/2019 ~	2,300	2,298

Northwest Airlines Pass-Through Trust
7.027% due 05/01/2021	786	802

NTT Finance Corp.
1.900% due 07/21/2021	500	490

Oracle Corp.
2.950% due 11/15/2024	2,000	2,007

Penske Truck Leasing Co. LP
2.500% due 06/15/2019	1,515	1,513
3.375% due 02/01/2022	5,000	5,023

Philip Morris International, Inc.
3.600% due 11/15/2023	1,000	1,030

QUALCOMM, Inc.
2.600% due 01/30/2023	9,200	9,102
3.000% due 05/20/2022	800	807

Reynolds American, Inc.
4.850% due 09/15/2023	2,800	2,957
6.875% due 05/01/2020	2,300	2,393

Roche Holdings, Inc.
2.875% due 09/29/2021	900	905

Rockwell Collins, Inc.
3.200% due 03/15/2024	2,036	2,037

Ryder System, Inc.
2.450% due 09/03/2019	2,900	2,895

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	1,600	1,735

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	2,500	2,489
2.400% due 09/23/2021	2,000	1,978

Siemens Financieringsmaatschappij NV
2.900% due 05/27/2022	800	804

Southern Co.
3.292% (US0003M + 0.700%) due 09/30/2020 ~	1,900	1,902

Spectra Energy Partners LP
3.299% (US0003M + 0.700%) due 06/05/2020 ~	6,950	6,952

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,375	2,380

Tech Data Corp.
3.700% due 02/15/2022	300	302

Telefonica Emisiones S.A.
5.134% due 04/27/2020	5,500	5,629

Tencent Holdings Ltd.
3.375% due 05/02/2019	3,250	3,252

Tyson Foods, Inc.
2.250% due 08/23/2021	1,275	1,256

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~	3,500	3,502

UnitedHealth Group, Inc.
3.875% due 10/15/2020	427	434

VMware, Inc.
2.300% due 08/21/2020	3,662	3,630

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	600	599
2.450% due 11/20/2019	559	557

Zimmer Biomet Holdings, Inc.
3.375% (US0003M + 0.750%) due 03/19/2021 ~	5,100	5,085

		184,965

UTILITIES 2.2%

AT&T, Inc.
2.625% due 12/01/2022	1,600	1,581
3.200% due 03/01/2022	800	808
3.400% due 05/15/2025	900	892

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	115

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.900% due 03/11/2024	$200	$206
4.100% due 02/15/2028	4,441	4,492
4.300% due 02/15/2030	5,283	5,356
4.450% due 04/01/2024	300	314

BG Energy Capital PLC
4.000% due 12/09/2020	1,000	1,020

BP Capital Markets America, Inc.
2.750% due 05/10/2023	2,200	2,194

CNOOC Finance Ltd.
3.000% due 05/09/2023	3,600	3,568

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019	3,500	3,530

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	5,500	5,502

PECO Energy Co.
2.375% due 09/15/2022	1,000	992

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	88	89

Shell International Finance BV
1.875% due 05/10/2021	1,100	1,086

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	750	742
2.500% due 09/13/2022	7,100	6,933

Southern Power Co.
3.183% (US0003M + 0.550%) due 12/20/2020 ~	2,025	2,017

Verizon Communications, Inc.
3.376% due 02/15/2025	15,621	15,853

		57,175

Total Corporate Bonds & Notes (Cost $803,056)		806,201

MUNICIPAL BONDS & NOTES 3.2%

CALIFORNIA 0.9%

California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	1,378	1,377

California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	3,065	3,212

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
4.530% due 06/01/2022	1,850	1,959

Los Angeles County, California Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation Notes, Series 2016
2.000% due 09/01/2023	400	391

Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
5.906% due 07/01/2025	800	807

Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	400	421

Municipal Improvement Corp., of Los Angeles, California Revenue Notes, Series 2015
2.846% due 11/01/2019	250	250

Regents of the University of California Medical Center Pooled Revenue Notes, (BABs), Series 2010
5.035% due 05/15/2021	700	735

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	500	757

San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	6,400	7,152

University of California Revenue Notes, Series 2017
2.719% due 05/15/2024	500	500
3.063% due 07/01/2025	5,200	5,294

		22,855

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 0.0%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2016
2.638% due 07/01/2021	$1,050	$1,053

GEORGIA 0.1%

Cobb-Marietta Coliseum & Exhibit Hall Authority, Georgia Revenue Notes, Series 2015
2.800% due 07/01/2022	1,080	1,091

IDAHO 0.2%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	2,100	2,046
2.447% due 09/01/2024	4,400	4,270

		6,316

MASSACHUSETTS 0.1%

University of Massachusetts Building Authority Revenue Notes, Series 2014
2.446% due 11/01/2020	2,750	2,741

NEW YORK 1.1%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
5.355% due 11/15/2023	400	444
6.814% due 11/15/2040	500	683

Metropolitan Transportation Authority, New York Revenue Notes, Series 2014
2.523% due 07/01/2021	1,950	1,943

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
4.525% due 11/01/2022	9,000	9,577

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.008% due 08/01/2027	900	1,024

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2018
3.250% due 08/01/2023	1,200	1,226

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2019
2.980% due 11/01/2027 (a)	7,000	7,042

New York State Dormitory Authority Revenue Notes, Series 2019
2.839% due 07/01/2022	1,000	1,010

Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	2,899

Port Authority of New York & New Jersey Revenue Notes, Series 2014
2.529% due 10/15/2020	1,800	1,798

		27,646

OHIO 0.0%

Cincinnati, Ohio Water System Revenue Bonds, (BABs), Series 2009
6.458% due 12/01/2034	100	102

PENNSYLVANIA 0.1%

Pennsylvania Turnpike Commission Revenue Notes, Series 2014
2.323% due 12/01/2020	1,000	997
2.609% due 12/01/2021	1,000	1,003

		2,000

SOUTH DAKOTA 0.2%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	5,000	5,054

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.3%

Harris County, Texas Metropolitan Transit Authority Revenue Bonds, (BABs), Series 2009
6.875% due 11/01/2038	$2,000	$2,046

Houston, Texas Combined Utility System Revenue Notes, Series 2014
3.428% due 05/15/2023	4,250	4,392

Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2010
5.028% due 04/01/2026	2,205	2,454

		8,892

UTAH 0.1%

Utah Municipal Power Agency Revenue Bonds, Series 2016
3.237% due 07/01/2028	2,000	1,987

Utah State General Obligation Bonds, (BABs), Series 2009
4.554% due 07/01/2024	715	757

Utah State General Obligation Bonds, (BABs), Series 2010
3.539% due 07/01/2025	500	518

		3,262

WASHINGTON 0.1%

Energy Northwest, Washington Revenue Notes, Series 2012
2.197% due 07/01/2019	945	944

Port of Seattle, Washington Revenue Bonds, Series 2009
7.000% due 05/01/2036	2,000	2,007

		2,951

WISCONSIN 0.0%

Wisconsin State Revenue Notes, Series 2016
1.899% due 05/01/2022	400	391

Total Municipal Bonds & Notes (Cost $84,545)		84,354

U.S. GOVERNMENT AGENCIES 51.7%

Fannie Mae
2.654% due 05/25/2027	4,005	3,995
2.726% due 06/25/2037 •	380	378
2.740% due 11/25/2045	962	956
2.786% due 12/25/2045 •	602	600
2.836% due 03/25/2035 - 03/25/2046 •	1,117	1,115
2.890% due 03/25/2036 •	1,018	1,017
2.909% due 11/25/2046 •	1,297	1,292
2.929% due 11/25/2046 - 12/25/2056 •	10,280	10,264
2.949% due 12/25/2046 •	8,085	8,079
2.959% due 07/25/2046 - 10/25/2046 •	9,912	9,906
2.986% due 11/25/2040 •	1,142	1,147
3.000% due 04/01/2043	1,073	1,074
3.009% due 01/25/2047	8,462	8,473
3.056% due 06/25/2041 •	387	390
3.206% due 07/25/2040 •	2,203	2,231
3.216% due 06/25/2040 •	886	894
3.236% due 05/25/2040 •	375	382
3.500% due 03/01/2024 - 09/01/2048	60,059	61,089
3.820% due 09/01/2021	1,836	1,893
3.980% due 07/01/2021	2,500	2,579
4.000% due 09/01/2048	48,844	50,375
4.392% due 07/01/2034 •	392	405
4.500% due 08/01/2048	36,982	38,691
4.502% due 10/01/2037 •	502	527
5.000% due 04/01/2023 - 11/01/2044	6,133	6,597
5.500% due 04/01/2023 - 02/01/2042	2,355	2,554

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fannie Mae, TBA
3.000% due 05/01/2034	$35,800	$36,107
3.500% due 04/01/2034 - 05/01/2049	215,200	218,505
4.000% due 05/01/2049	71,900	73,905
4.500% due 05/01/2049	16,000	16,660

Federal Home Loan Bank
2.625% due 05/28/2020	7,700	7,718
3.375% due 12/08/2023	8,000	8,367

Freddie Mac
1.625% due 09/29/2020	7,700	7,620
2.784% due 09/15/2035 •	24	24
2.859% due 10/15/2037 •	10,078	10,077
2.864% due 10/25/2026	3,280	3,312
2.884% due 02/15/2041 •	431	431
2.934% due 04/15/2041 •	132	132
2.949% due 07/15/2040	6,592	6,575
2.954% due 11/15/2036 •	123	124
3.000% due 10/01/2046 - 09/01/2048	85,423	85,125
3.009% due 07/15/2041 - 03/15/2042 •	15,770	15,764
3.026% due 04/25/2027	1,934	1,961
3.034% due 04/15/2041 •	1,097	1,104
3.065% due 08/25/2022	6,000	6,092
3.303% due 11/25/2027 ~	4,000	4,127
3.500% due 06/01/2044 - 01/01/2049	106,112	107,880
4.000% due 09/01/2048 - 12/01/2048	63,520	65,554
4.500% due 10/01/2048 - 02/01/2049	38,481	40,272

Freddie Mac, TBA
3.500% due 04/01/2049	160,000	162,325
4.000% due 04/01/2049 - 05/01/2049	139,000	143,053

Ginnie Mae
2.889% due 12/20/2045 •	918	914
2.899% due 10/20/2066 •	313	313
2.939% due 03/20/2049 «•	4,500	4,499
2.959% due 08/20/2066 •	111	111
2.977% due 09/20/2065 •	7,095	7,092
3.049% due 07/20/2063 •	3,896	3,901
3.079% due 06/20/2065 •	6,554	6,544
3.109% due 03/20/2065 •	5,457	5,454
3.159% due 12/20/2064 - 06/20/2066 •	22,028	22,093
3.189% due 08/20/2061 - 03/20/2062 •	57	57
3.239% due 09/20/2063 •	433	436
3.259% due 10/20/2063 - 09/20/2065 •	698	703
3.279% due 02/20/2066 •	2,785	2,792
3.309% due 05/20/2066	5,665	5,708
3.389% due 04/20/2066 •	9,550	9,645
3.409% due 04/20/2066 •	9,628	9,741
3.429% due 07/20/2065 •	396	400
3.459% due 12/20/2066 •	8,119	8,229
3.500% due 09/20/2045	6,084	6,231
3.509% due 01/20/2067 •	8,195	8,327
3.659% due 03/20/2066 •	3,796	3,878

Tennessee Valley Authority
2.250% due 03/15/2020	6,000	5,988

Total U.S. Government Agencies (Cost $1,341,179)		1,352,773

U.S. TREASURY OBLIGATIONS 18.6%

U.S. Treasury Notes
1.500% due 10/31/2019	44,200	43,960
1.750% due 09/30/2019	40,000	39,870
2.000% due 12/31/2021 (d)	21,300	21,180
2.000% due 10/31/2022	38,000	37,715
2.375% due 02/29/2024	160,000	161,150
2.500% due 02/28/2021	68,600	68,886
2.500% due 02/28/2026	24,300	24,592
2.625% due 07/31/2020	32,000	32,110
2.625% due 12/31/2023	27,800	28,291

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 11/15/2028	$26,000	$27,612

Total U.S. Treasury Obligations (Cost $483,457)		485,366

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.9%

Banc of America Commercial Mortgage Trust
3.019% due 07/15/2049	8,200	8,213

Bancorp Commercial Mortgage Trust
3.492% due 03/15/2036 •	4,100	4,110

BANK
3.279% due 11/15/2054	5,300	5,352
3.623% due 04/15/2052 «(a)	2,500	2,596

CD Mortgage Trust
3.317% due 05/10/2050	3,000	3,048

CGGS Commercial Mortgage Trust
3.384% due 02/15/2037 •	5,000	4,961

Citigroup Commercial Mortgage Trust
3.024% due 09/10/2045	4,000	4,038
3.268% due 09/15/2050	3,600	3,645
3.962% due 03/10/2051	4,800	5,057

Commercial Mortgage Trust
3.317% due 09/10/2050	3,100	3,156
3.796% due 08/10/2047	3,250	3,387

DBUBS Mortgage Trust
3.452% due 10/10/2034	6,100	6,238

Great Wolf Trust
3.484% due 09/15/2034 •	5,000	4,992

GS Mortgage Securities Corp.
3.419% due 10/10/2032	5,000	5,082

GS Mortgage Securities Trust
3.801% due 01/10/2047	3,469	3,585
3.871% due 07/10/2046 ~	7,000	7,255

Independence Plaza Trust
3.763% due 07/10/2035	3,300	3,410

JPMBB Commercial Mortgage Securities Trust
3.562% due 12/15/2048	1,500	1,544
3.639% due 11/15/2047	3,000	3,099

JPMDB Commercial Mortgage Securities Trust
2.994% due 12/15/2049	300	301
3.242% due 10/15/2050	3,900	3,960

JPMorgan Chase Commercial Mortgage Securities Corp.
3.284% due 06/15/2032 •	3,000	2,987

JPMorgan Chase Commercial Mortgage Securities Trust
3.334% due 10/15/2032 •	2,943	2,922

Ladder Capital Commercial Mortgage Mortgage Trust
3.364% due 09/15/2034 •	1,542	1,539

Morgan Stanley Capital Trust
2.606% due 08/15/2049	1,400	1,381

Motel 6 Trust
3.404% due 08/15/2034 •	3,608	3,598

UBS Commercial Mortgage Trust
3.366% due 10/15/2050	2,700	2,740
3.504% due 12/15/2050	8,400	8,594
3.903% due 02/15/2051	3,500	3,677

VMC Finance LLC
3.404% due 10/15/2035 •	6,600	6,596

Wells Fargo Commercial Mortgage Trust
2.788% due 07/15/2048	250	249
2.991% due 02/15/2048	250	251
3.306% due 05/15/2048	250	254
3.395% due 10/15/2050	3,400	3,460
3.461% due 07/15/2058	1,000	1,021
4.147% due 06/15/2051	1,400	1,491

Total Non-Agency Mortgage-Backed Securities (Cost $127,736)		127,789

ASSET-BACKED SECURITIES 6.8%

Apex Credit CLO Ltd.
3.611% due 10/27/2028 •	4,400	4,399

Arbor Realty Collateralized Loan Obligation Ltd.
3.474% due 12/15/2027 •	6,800	6,776

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avery Point CLO Ltd.
3.871% due 04/25/2026 •	$2,344	$2,344

B&M CLO Ltd.
3.509% due 04/16/2026 •	3,715	3,704

Capital One Multi-Asset Execution Trust
2.934% due 02/15/2022 •	2,500	2,500

Chase Issuance Trust
1.840% due 04/15/2022	1,700	1,687

Columbia Cent CLO Ltd.
3.640% due 10/25/2028 •	6,000	5,979

Denali Capital CLO LLC
3.815% due 10/26/2027 •	3,800	3,783

ECMC Group Student Loan Trust
3.240% due 02/27/2068	5,862	5,811
3.286% due 09/25/2068 •	8,345	8,270
3.536% due 05/25/2067 •	4,215	4,212

Emerson Park CLO Ltd.
3.767% due 07/15/2025 •	206	207

Figueroa CLO Ltd.
3.483% due 06/20/2027 •	2,000	1,988

Gallatin CLO Ltd.
3.837% (US0003M + 1.050%) due 07/15/2027 ~	3,500	3,493

GPMT Ltd.
3.784% due 02/22/2036 •	6,500	6,520

Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •	3,400	3,364

Mercedes-Benz Auto Lease Trust
2.200% due 04/15/2020	1,758	1,757
3.010% due 02/16/2021	10,000	10,023

Mountain Hawk CLO Ltd.
3.980% due 04/18/2025 •	1,496	1,497

Navient Student Loan Trust
2.786% due 07/26/2066 •	786	785
2.866% due 03/25/2067 •	8,000	7,996
3.286% due 07/26/2066 •	4,387	4,397

Nelnet Student Loan Trust
2.761% due 08/23/2027 •	4,355	4,349
3.086% due 03/25/2030 •	3,231	3,237
3.451% due 11/25/2048 •	967	975
3.551% due 07/27/2048 •	1,888	1,900

OHA Credit Partners Ltd.
3.771% due 10/20/2025	1,393	1,399

OZLM Ltd.
3.831% due 07/30/2027 •	2,800	2,787

Palmer Square Loan Funding Ltd.
3.584% due 11/15/2026 •	5,131	5,115

Seneca Park CLO Ltd.
3.893% due 07/17/2026 •	2,712	2,715

SLC Student Loan Trust
2.711% due 09/15/2026 •	581	580
2.721% due 03/15/2027 •	1,093	1,088
2.744% due 05/15/2029 •	3,856	3,798
3.526% due 11/25/2042 •	1,316	1,327

SLM Student Loan Trust
2.871% due 04/25/2027 •	951	950
2.881% due 10/27/2025 •	559	558
2.881% due 01/25/2027 •	742	740
2.891% due 01/25/2027 •	1,530	1,523
2.911% due 10/25/2028 •	7,786	7,749
3.081% due 12/15/2027 •	4,356	4,361
3.321% due 04/27/2026 •	3,148	3,152
3.321% due 01/25/2028 •	5,739	5,752
3.371% due 10/25/2029 •	3,600	3,600

Sound Point CLO Ltd.
3.641% due 07/20/2027 •	4,000	3,989

Sudbury Mill CLO Ltd.
3.923% due 01/17/2026 •	2,318	2,319

Symphony CLO Ltd.
3.817% due 10/15/2025 •	2,763	2,766

Telos CLO Ltd.
4.043% due 01/17/2027 •	3,100	3,099

TICP CLO Ltd.
3.601% due 04/20/2028	3,400	3,370

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	117

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tralee CLO Ltd.
3.869% due 10/20/2028 •	$3,400	$3,378

Venture CLO Ltd.
3.650% due 10/22/2031 •	1,850	1,847

Voya CLO Ltd.
3.491% due 07/25/2026 •	3,583	3,575

Zais CLO Ltd.
3.937% due 04/15/2028 •	4,900	4,875

Total Asset-Backed Securities (Cost $178,613)		178,365

SOVEREIGN ISSUES 1.3%

Japan Bank for International Cooperation
2.125% due 06/01/2020	2,800	2,787

Korea Expressway Corp.
3.625% due 10/22/2021	3,800	3,879

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Province of Ontario
2.500% due 04/27/2026	$5,000	$4,940
3.050% due 01/29/2024	4,000	4,092
3.200% due 05/16/2024	3,000	3,091

Province of Quebec
2.375% due 01/31/2022	4,700	4,691
2.625% due 02/13/2023	10,500	10,547

Total Sovereign Issues (Cost $33,523)		34,027

SHORT-TERM INSTRUMENTS 12.4%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
3.102% (US0003M + 0.500%) due 09/24/2020 ~	6,500	6,502

MARKET VALUE (000S)
REPURCHASE AGREEMENTS (b) 12.2%
$318,375

Total Short-Term Instruments (Cost $324,875)	324,877

Total Investments in Securities (Cost $3,376,984)	3,393,752

Total Investments 129.7% (Cost $3,376,984)	$3,393,752

Financial Derivative Instruments (c)(e) 0.0% (Cost or Premiums, net $11,740)	(137)

Other Assets and Liabilities, net (29.7)%	(777,171)

Net Assets 100.0%	$2,616,444

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	3.250%	03/29/2019	04/01/2019	$22,100	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(22,549)	$22,100	$22,106
FICC	2.000	03/29/2019	04/01/2019	375	U.S. Treasury Notes 1.125% due 06/30/2021	(387)	375	375
JPS	2.510	04/01/2019	04/02/2019	100,000	U.S. Treasury Notes 1.625% due 05/15/2026	(102,192)	100,000	100,007
	3.500	03/29/2019	04/01/2019	100,000	U.S. Treasury Bonds 3.000% due 11/15/2045	(102,158)	100,000	100,029
MBC	2.950	03/29/2019	04/01/2019	82,300	U.S. Treasury Notes 2.000% - 3.125% due 07/31/2022 - 11/15/2028	(84,989)	82,300	82,320
TDM	3.250	03/29/2019	04/01/2019	13,600	U.S. Treasury Inflation Protected Securities 2.000% due 01/15/2026	(13,898)	13,600	13,604

Total Repurchase Agreements						$(326,173)	$318,375	$318,441

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$22,106	$0	$0	$22,106	$(22,549)	$(443)
FICC	375	0	0	375	(387)	(12)
JPS	200,036	0	0	200,036	(204,350)	(4,314)
MBC	82,320	0	0	82,320	(84,989)	(2,669)
TDM	13,604	0	0	13,604	(13,898)	(294)

Total Borrowings and Other Financing Transactions	$318,441	$0	$0

(1)	Includes accrued interest.

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	12/2019	325	$79,276	$455	$0	$(41)
90-Day Eurodollar June Futures	06/2019	522	127,179	(33)	0	(20)
U.S. Treasury 2-Year Note June Futures	06/2019	343	73,091	250	0	(75)
U.S. Treasury 5-Year Note June Futures	06/2019	1,030	119,303	1,117	0	(233)
U.S. Treasury 10-Year Note June Futures	06/2019	1,203	149,435	2,132	0	(338)

				$3,921	$0	$(707)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	61	$ (10,248)	$(374)	$23	$0

Total Futures Contracts				$3,547	$23	$(707)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	06/20/2021	0.223%	$650	$15	$(4)	$11	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.283	8,400	189	(26)	163	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.325	3,200	70	(1)	69	1	0
Exelon Generation Co. LLC	1.000	Quarterly	12/20/2021	0.426	1,900	4	26	30	1	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.461	100	2	0	2	0	0
Prudential Financial, Inc.	1.000	Quarterly	06/20/2021	0.229	1,300	30	(8)	22	0	0

						$310	$(13)	$297	$2	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.IG-30 5-Year Index	1.000%	Quarterly	06/20/2023	$800	$12	$4	$16	$1	$0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	103,500	1,663	379	2,042	123	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	2,600	41	6	47	4	0

					$1,716	$389	$2,105	$128	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023	$43,200	$1,667	$(1,380)	$287	$84	$0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025	113,400	6,703	(5,137)	1,566	272	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028	10,300	289	(888)	(599)	27	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	10,800	1,053	(857)	196	32	0

						$9,712	$(8,262)	$1,450	$415	$0

Total Swap Agreements						$11,738	$(7,886)	$3,852	$545	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	119

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$23	$545	$568	$0	$(707)	$0	$(707)

(d)

Securities with an aggregate market value of $12,306 and cash of $3,160 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Mexico Government International Bond	1.000%	Quarterly	06/20/2019	0.340%	$100	$1	$(1)	$0	$0

JPM	China Government International Bond	1.000	Quarterly	12/20/2019	0.082	200	1	1	2	0

Total Swap Agreements							$2	$0	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
JPM	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$23	$23
Swap Agreements	0	130	0	0	415	545

	$0	$130	$0	$0	$438	$568

Over the counter
Swap Agreements	$0	$2	$0	$0	$0	$2

	$0	$132	$0	$0	$438	$570

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$707	$707

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,165	$4,165
Swap Agreements	0	294	0	0	2,402	2,696

	$0	$294	$0	$0	$6,567	$6,861

Over the counter
Swap Agreements	$0	$3	$0	$0	$0	$3

	$0	$297	$0	$0	$6,567	$6,864

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,846	$2,846
Swap Agreements	0	408	0	0	(8,262)	(7,854)

	$0	$408	$0	$0	$(5,416)	$(5,008)

Over the counter
Swap Agreements	$0	$(2)	$0	$0	$0	$(2)

	$0	$406	$0	$0	$(5,416)	$(5,010)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	121

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$564,061	$0	$564,061
Industrials	0	184,965	0	184,965
Utilities	0	57,175	0	57,175
Municipal Bonds & Notes
California	0	22,855	0	22,855
Florida	0	1,053	0	1,053
Georgia	0	1,091	0	1,091
Idaho	0	6,316	0	6,316
Massachusetts	0	2,741	0	2,741
New York	0	27,646	0	27,646
Ohio	0	102	0	102
Pennsylvania	0	2,000	0	2,000
South Dakota	0	5,054	0	5,054
Texas	0	8,892	0	8,892
Utah	0	3,262	0	3,262
Washington	0	2,951	0	2,951
Wisconsin	0	391	0	391
U.S. Government Agencies	0	1,348,274	4,499	1,352,773
U.S. Treasury Obligations	0	485,366	0	485,366
Non-Agency Mortgage-Backed Securities	0	125,193	2,596	127,789
Asset-Backed Securities	0	178,365	0	178,365

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Sovereign Issues	$0	$34,027	$0	$34,027
Short-Term Instruments
Certificates of Deposit	0	6,502	0	6,502
Repurchase Agreements	0	318,375	0	318,375

Total Investments	$0	$3,386,657	$7,095	$3,393,752

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	23	545	0	568
Over the counter	0	2	0	2

	$23	$547	$0	$570

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(707)	$0	$0	$(707)

Total Financial Derivative Instruments	$(684)	$547	$0	$(137)

Totals	$(684)	$3,387,204	$7,095	$3,393,615

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 233.5%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Ambac Assurance Corp.
5.100% due 06/07/2020	$38	$53

Ambac LSNI LLC
7.592% due 02/12/2023 •	163	165

		218

INDUSTRIALS 0.1%

CVS Pass-Through Trust
6.036% due 12/10/2028	1,202	1,313

Total Corporate Bonds & Notes (Cost $1,409)		1,531

MUNICIPAL BONDS & NOTES 0.1%

TEXAS 0.1%

Ennis Economic Development Corp., Texas Revenue Bonds, (NPFGC Insured), Series 1999
0.000% due 08/01/2034 (e)	7,990	3,110

Total Municipal Bonds & Notes (Cost $4,612)		3,110

U.S. GOVERNMENT AGENCIES 203.7%

Fannie Mae
0.000% due 08/25/2022 (e)	1	1
0.200% due 02/25/2043 •(a)	4,367	42
1.410% due 10/25/2046 ~(a)	729	38
1.434% due 07/25/2044 - 04/25/2046 ~(a)	2,912	138
1.526% due 07/25/2052 ~(a)	1,402	65
1.562% due 07/25/2044 ~(a)	1,994	103
1.581% due 04/25/2055	2,332	133
1.592% due 10/25/2042	1,968	1,720
1.612% due 01/25/2045 ~(a)	1,603	65
1.621% due 07/25/2045 ~(a)	6,500	388
1.634% due 03/25/2045 ~(a)	1,340	63
1.660% due 08/25/2055	1,459	81
1.664% due 08/25/2054	2,613	143
1.700% due 08/25/2044 ~(a)	1,454	73
2.000% due 11/01/2026 - 07/01/2032	5,863	5,720
2.209% due 01/25/2022 ~(a)	15,223	438
2.306% due 11/01/2019 - 10/01/2031 •	21	20
2.310% due 10/01/2023 •	7	7
2.500% due 11/01/2046 - 03/01/2047	13,316	12,949
2.550% due 07/25/2037 •	890	875
2.570% due 12/25/2036 •	2,185	2,161
2.644% due 07/01/2027 •	3	3
2.710% due 07/25/2032 •	190	185
2.719% due 09/26/2033 •	21	21
2.746% due 06/25/2032 •	1	1
2.786% due 12/25/2028 - 12/25/2048 •	51,510	51,263
2.846% due 02/25/2033 •	14	14
2.873% due 02/01/2026 •	14	15
2.882% due 04/18/2028 - 12/18/2032 •	32	33
2.886% due 06/25/2029 - 04/25/2032 •	83	84
2.932% due 10/18/2030 •	17	17
2.940% due 02/25/2049	12,131	12,161
2.982% due 09/18/2027 •	33	33
2.986% due 06/25/2030 •	83	83
3.000% due 05/01/2024 - 09/25/2048	112,418	112,611
3.000% due 06/01/2033 (g)	36,153	36,498
3.000% due 11/25/2043 - 12/25/2048 (a)	40,562	6,291
3.055% due 04/01/2020 •	8	8
3.136% due 06/25/2022 - 09/25/2023 •	12	13
3.321% due 05/01/2036 •	5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.386% due 04/25/2032 - 04/25/2037 •	$3,932	$4,020
3.413% due 05/01/2036 •	262	261
3.500% due 09/01/2025 - 03/01/2048	187,778	191,236
3.500% due 07/01/2026 - 08/01/2026 •	5	4
3.500% due 04/25/2046 (a)	3,832	420
3.525% due 10/25/2045 •	2,460	2,544
3.532% due 08/01/2042 - 10/01/2044 •	1,785	1,798
3.575% due 02/01/2026	9,000	9,494
3.586% due 05/25/2023 •	6	6
3.617% due 05/01/2035 •	45	47
3.630% due 03/01/2035 •	121	129
3.665% due 07/25/2042 - 08/25/2042 •(a)	21,297	2,821
3.695% due 08/01/2029 •	3	3
3.732% due 10/01/2030 - 12/01/2040 •	238	236
3.750% due 04/01/2033 •	81	82
3.786% due 11/25/2021 •	3	3
3.790% due 01/01/2029	2,500	2,672
3.800% due 08/01/2025	3,065	3,250
3.820% due 01/01/2029	5,500	5,888
3.890% due 05/01/2036 •	4	4
3.905% due 02/01/2031 •	21	21
3.942% due 11/01/2028 •	53	53
3.960% due 08/01/2029	4,224	4,567
3.996% due 03/01/2024 •	3	3
4.000% due 07/01/2025 - 12/01/2048	417,439	434,454
4.000% due 06/25/2044 (a)	452	73
4.000% due 03/25/2047 •	2,071	1,917
4.000% due 10/01/2048 (g)	97,463	100,470
4.010% due 04/01/2030 •	4	4
4.064% due 05/01/2036 •	6	6
4.070% due 02/01/2025 •	19	19
4.106% due 11/01/2028 •	42	42
4.108% due 06/01/2035 •	35	36
4.117% due 11/01/2035 •	5	5
4.140% due 05/01/2029 •	10	10
4.145% due 04/01/2032 •	4	4
4.150% due 03/01/2030 •	28	28
4.175% due 11/01/2035 •	296	302
4.183% due 06/01/2023 •	10	10
4.209% due 08/01/2028 •	31	32
4.232% due 03/01/2035 •	40	41
4.235% due 11/01/2035 •	171	178
4.241% due 06/01/2035 •	648	686
4.248% due 04/01/2022 •	14	14
4.250% due 06/01/2026 •	5	5
4.269% due 09/01/2035 •	340	354
4.298% due 09/01/2035 •	228	235
4.300% due 08/01/2035 •	51	53
4.303% due 05/01/2035 •	98	101
4.306% due 11/01/2025 •	46	48
4.317% due 01/01/2026 - 07/01/2035 •	185	192
4.327% due 07/01/2035 •	41	43
4.332% due 06/01/2032 •	67	70
4.344% due 04/01/2035 •	22	23
4.352% due 10/01/2035 •	25	26
4.359% due 08/01/2029 •	27	28
4.383% due 06/01/2029 •	1	1
4.393% due 05/25/2035	141	148
4.395% due 06/01/2029 •	15	15
4.402% due 07/01/2032 •	18	18
4.415% due 07/01/2034 •	125	131
4.441% due 05/01/2030 •	19	20
4.443% due 03/01/2025 •	3	3
4.493% due 12/01/2035 •	75	77
4.500% due 09/01/2019 - 01/01/2049	80,106	84,411
4.504% due 02/01/2032 •	49	51
4.508% due 01/01/2028 •	1	1
4.509% due 06/01/2030 •	45	46
4.520% due 09/01/2028 - 09/01/2030 •	6	6
4.524% due 05/01/2026 •	4	4
4.527% due 09/01/2030 •	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.531% due 02/01/2028 •	$22	$23
4.535% due 09/01/2031 •	10	11
4.542% due 09/01/2035 •	11	11
4.552% due 02/01/2035 •	170	176
4.575% due 11/01/2026 •	55	56
4.580% due 11/01/2031 •	15	15
4.592% due 03/01/2035 •	111	115
4.605% due 04/01/2030 •	5	5
4.609% due 02/01/2027 •	17	18
4.625% due 01/01/2035 •	64	67
4.643% due 10/01/2035 •	4	5
4.659% due 12/01/2031 •	3	3
4.672% due 11/01/2025 •	6	6
4.685% due 09/01/2034 •	109	115
4.692% due 02/01/2030 •	96	101
4.697% due 05/01/2036 •	52	55
4.716% due 02/01/2034 •	69	72
4.723% due 01/01/2030 •	78	79
4.737% due 12/01/2035 •	12	13
4.780% due 11/01/2035 •	22	22
4.800% due 02/01/2035 •	22	23
4.825% due 01/01/2030 •	6	6
4.869% due 02/01/2031 •	69	71
4.972% due 07/01/2024 •	1	1
4.985% due 12/01/2029 •	3	3
5.000% due 10/01/2021 - 06/01/2048	15,304	16,277
5.000% (COF 11 + 1.250%) due 01/01/2024 ~	1	1
5.000% due 05/01/2027 •	17	17
5.037% due 02/01/2036 •	24	25
5.094% due 01/01/2029 •	7	6
5.109% due 12/01/2027 •	11	11
5.125% due 12/01/2023 •	6	6
5.141% due 09/01/2034 •	8	9
5.220% due 02/01/2024 •	49	50
5.414% due 09/01/2020 •	2	2
5.452% due 02/01/2031 •	34	35
5.500% due 01/01/2021 - 02/01/2042	21,084	22,985
5.674% due 12/01/2030 •	74	78
6.000% due 03/01/2021 - 05/01/2041	24,821	27,078
6.300% due 06/25/2031 ~	164	166
6.300% due 10/17/2038	19	19
6.500% due 06/01/2019 - 05/01/2040	10,723	12,039
6.500% due 04/25/2038 (a)	276	68
6.589% due 10/25/2031 Ø	3	3
6.850% due 12/18/2027	214	237
7.000% due 03/25/2020 - 09/01/2032	320	345
7.500% due 03/25/2023 - 07/25/2041	588	652
7.532% due 06/25/2042	379	554
7.800% due 10/25/2022	11	12
7.800% due 06/25/2026 ~	3	4
8.000% due 07/01/2030 - 05/01/2032	21	25
8.203% due 06/25/2032 ~	4	4
8.750% due 11/25/2019 - 06/25/2021	5	5
9.000% due 03/25/2021 - 11/01/2025	8	8
9.000% due 05/25/2022 - 06/25/2022 (a)	2	0
9.500% due 11/25/2020	12	12

Fannie Mae, TBA
2.000% due 04/01/2034	31,900	31,088
2.500% due 04/01/2034 - 05/01/2034	133,750	132,915
3.000% due 04/01/2034 - 05/01/2049	478,130	477,071
3.500% due 04/01/2034 - 05/01/2049	253,253	257,441
4.000% due 04/01/2034 - 05/01/2049	169,350	174,116
5.000% due 04/01/2049 - 05/01/2049	138,350	146,270

Farmer Mac
8.079% due 04/25/2030 «~	89	88

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	123

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FDIC Structured Sale Guaranteed Notes
2.999% due 11/29/2037 •	$393	$393

Federal Housing Administration
6.896% due 07/01/2020	12	12
7.430% due 02/01/2020 - 12/01/2023	204	205

Freddie Mac
0.000% due 08/15/2056 - 10/15/2058 (b)(e)	76,424	62,111
0.943% due 01/25/2020 ~(a)	54,369	262
0.994% due 11/25/2022 ~(a)	29,613	883
1.150% due 04/25/2021 ~(a)	89,903	1,840
1.227% due 10/15/2037 ~(a)	490	20
1.330% due 11/25/2019 ~(a)	41,869	210
1.343% due 11/25/2019 ~(a)	75,269	501
1.454% due 10/15/2037 ~(a)	167	8
1.588% due 10/15/2041 ~(a)	867	36
1.623% due 05/15/2037 ~(a)	340	18
1.647% due 11/15/2038	1,543	85
1.663% due 08/15/2041	482	26
1.673% due 03/15/2037 ~(a)	531	33
1.697% due 11/15/2036 ~(a)	1,326	88
1.763% due 06/15/2038 ~(a)	903	60
1.788% due 02/15/2038 ~(a)	1,186	66
1.791% due 08/15/2036	895	59
2.309% due 07/01/2030 •	86	85
2.500% due 12/15/2027 (a)	5,091	348
2.500% due 11/01/2031 - 01/01/2047	38,656	38,425
2.606% due 07/25/2031 •	40	40
2.611% due 05/25/2031 •	130	129
2.684% due 03/15/2031 •	57	57
2.734% due 07/15/2034 •	9	9
2.770% due 09/25/2031 •	103	102
2.820% due 11/25/2021 •	1,002	1,001
2.834% due 12/15/2029 •	64	64
2.840% due 09/25/2021 •	462	462
2.859% due 10/15/2037 - 04/15/2038 •	34,419	34,387
2.934% due 03/15/2024 - 12/15/2031 •	170	171
2.984% due 05/15/2023 - 06/15/2042 •	17,610	17,643
3.000% due 08/15/2032 - 05/15/2048	196,710	195,454
3.000% due 12/15/2042 - 09/15/2048 (a)	12,677	1,609
3.000% due 02/01/2048 (g)	88,939	88,625
3.034% due 03/15/2032 •	1	1
3.084% due 08/15/2035 •	672	679
3.254% due 04/25/2023 ~	42,732	43,170
3.434% due 04/15/2031 •	631	646
3.484% due 06/15/2031 •	48	49
3.500% due 12/15/2022 - 02/01/2048	78,387	19,858
3.500% due 08/15/2026 - 08/15/2045 (a)	35,399	6,811
3.684% due 07/15/2027 •	278	285
3.942% due 08/15/2032 ~	40	41
4.000% due 06/01/2029 - 12/01/2048	103,345	95,819
4.000% due 09/01/2048 (g)	91,173	94,111
4.023% due 10/01/2023 •	69	70
4.075% due 09/01/2027 •	18	18
4.125% due 11/01/2027 •	3	3
4.131% due 03/01/2032 •	11	12
4.150% due 02/01/2029 •	9	9
4.240% due 11/01/2027 •	57	58
4.244% due 06/01/2022 •	1	1
4.251% due 12/01/2035 •	504	524
4.267% due 03/01/2029 •	18	18
4.308% due 02/01/2031 •	1	1
4.325% due 08/01/2027 •	4	4
4.335% due 04/01/2025 •	9	9
4.375% due 08/01/2029 •	12	12
4.382% due 10/01/2036 •	102	107
4.405% due 10/01/2035 •	94	98
4.424% due 10/01/2027 - 04/01/2029 •	16	16
4.432% due 07/01/2027 •	13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.437% due 07/01/2030 •	$3	$3
4.500% due 05/01/2019 - 09/01/2043	17,775	18,795
4.500% due 11/01/2029 •	344	357
4.504% due 06/01/2028 •	22	23
4.506% due 08/01/2035 •	51	53
4.509% due 04/01/2031 •	2	2
4.515% due 05/01/2032 •	7	7
4.518% due 08/01/2030 •	2	2
4.525% due 04/01/2036 •	53	56
4.583% due 07/01/2035 •	228	240
4.590% due 07/01/2028 - 03/01/2033 •	213	221
4.600% due 05/01/2032 •	1	1
4.602% due 02/01/2029 •	34	36
4.619% due 11/01/2034 •	99	105
4.623% due 06/01/2024 •	3	3
4.625% due 10/01/2024 •	45	45
4.656% due 10/01/2024 •	24	25
4.670% due 11/01/2031 •	1	1
4.677% due 01/01/2028 •	17	17
4.688% due 10/01/2023 •	14	14
4.723% due 12/01/2032 •	39	40
4.726% due 07/01/2024 •	13	14
4.734% due 05/01/2032 •	129	134
4.744% due 09/01/2026 •	20	20
4.746% due 10/01/2027 •	11	12
4.818% due 09/01/2028 •	7	7
4.833% due 10/15/2040 •	18	20
4.835% due 12/01/2026 •	5	5
4.865% due 02/01/2027 - 05/01/2032 •	161	166
4.875% due 03/01/2033 •	29	31
4.877% due 06/01/2022 •	2	2
5.000% due 10/01/2021 - 07/01/2041	17,793	19,092
5.039% due 02/01/2027 •	99	101
5.051% due 09/01/2024 •	5	5
5.229% due 03/01/2027 •	2	2
5.500% due 09/01/2019 - 06/01/2041	34,276	37,467
5.629% due 05/15/2035 •	3,589	4,098
5.634% due 05/15/2041	4,005	4,401
6.000% due 10/01/2021 - 05/01/2040	5,937	6,519
6.043% due 01/15/2035 •	4,986	5,831
6.250% due 12/15/2028	178	192
6.500% due 03/15/2021 - 10/25/2043	2,518	2,831
7.000% due 11/15/2020 - 12/01/2032	133	142
7.000% due 10/25/2023 (a)	12	1
7.400% due 02/01/2021	4	4
7.500% due 03/01/2022 - 01/15/2030	97	112
7.500% due 08/15/2029 (a)	4	1
7.645% due 05/01/2025	451	506
8.000% due 06/01/2030 - 09/01/2030	2	2
8.500% due 08/01/2024 - 08/01/2027	46	51
9.000% due 12/15/2020	3	3
9.500% due 12/15/2020	14	15
9.500% due 11/01/2021 (a)	1	0

Freddie Mac, TBA
3.000% due 04/01/2034 - 04/01/2049	63,000	63,506
3.500% due 05/01/2034 - 04/01/2049	375,060	380,676
4.000% due 04/01/2049	42,500	43,758
5.000% due 04/01/2049	22,600	23,934

Ginnie Mae
0.000% due 03/20/2035 (b)(e)	348	305
0.514% due 12/20/2045 ~(a)	1,997	47
0.515% due 06/16/2043 ~(a)	29,020	308
0.638% due 09/20/2045 ~(a)	3,406	102
0.719% due 11/20/2045 ~(a)	2,010	61
0.749% due 08/20/2045 ~(a)	990	28
0.766% due 06/20/2042	2,793	94
0.816% due 06/20/2042 ~(a)	2,551	90

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.916% due 06/20/2043 ~(a)	$2,162	$63
0.992% due 03/16/2051 ~(a)	930	6
2.500% due 03/20/2027 - 10/15/2046	5,377	5,376
2.682% due 05/16/2030 •	2	2
2.838% due 06/20/2032 •	89	89
3.000% due 05/20/2039 - 06/20/2046 (a)	4,633	497
3.000% due 12/15/2042 - 02/15/2047	3,954	3,978
3.159% due 05/20/2063 •	3,041	3,048
3.229% due 09/20/2063 •	16,894	16,988
3.375% (H15T1Y + 1.500%) due 01/20/2022 - 03/20/2026 ~	449	456
3.375% due 01/20/2027 - 02/20/2032 •	596	610
3.375% due 03/20/2027	4	4
3.438% due 03/20/2031 •	367	367
3.479% due 09/20/2045	1,736	1,758
3.500% (H15T1Y + 1.500%) due 03/20/2021 ~	15	15
3.500% due 11/15/2041 - 05/20/2048	143,452	138,476
3.500% due 08/20/2042 - 09/20/2046 (a)	10,381	1,516
3.507% due 08/20/2063	26,133	26,404
3.625% (H15T1Y + 1.500%) due 04/20/2021 - 06/20/2026 ~	712	727
3.625% due 04/20/2027 - 04/20/2033 •	4,052	4,194
3.645% due 01/20/2059 •	633	643
3.654% due 10/20/2058 •	424	432
3.750% (H15T1Y + 1.500%) due 08/20/2021 - 09/20/2026 ~	444	451
3.750% due 08/20/2024 - 07/20/2035 •	6,855	7,130
3.809% due 09/20/2063 •	12,816	13,043
3.875% due 01/20/2034 •	2,287	2,413
4.000% (H15T1Y + 1.500%) due 09/20/2019 - 07/20/2020 ~	2	2
4.000% due 09/15/2040 - 08/15/2048	34,985	36,506
4.125% (H15T1Y + 1.500%) due 12/20/2020 - 10/20/2025 ~	10	10
4.125% due 12/20/2027 - 12/20/2032 •	1,158	1,200
4.500% due 06/15/2035 - 11/20/2048	35,423	37,176
5.000% due 03/15/2033 - 03/20/2049	67,191	71,086
5.000% due 09/20/2048 (g)	32,560	34,196
5.500% due 05/15/2031 - 07/15/2041	13,140	14,383
6.000% due 09/15/2036 - 12/15/2040	1,942	2,114
6.500% due 10/15/2023 - 07/15/2039	2,793	3,124
7.000% due 09/15/2025 - 09/20/2028	20	21
7.500% due 12/15/2022 - 11/15/2031	48	49
7.750% due 10/15/2025	10	10
8.000% due 06/15/2024 - 09/15/2031	78	91
8.500% due 06/15/2027 - 01/20/2031	333	360
9.000% due 04/15/2020 - 09/15/2030	29	29
9.500% due 12/15/2021	2	2

Ginnie Mae, TBA
3.000% due 04/01/2049 - 04/17/2049	291,400	292,838
3.500% due 04/01/2049 - 05/01/2049	361,612	369,597
4.000% due 04/01/2049	277,700	286,845
4.500% due 04/01/2049 - 05/01/2049	209,400	217,477
5.000% due 04/01/2049 - 05/01/2049	58,200	60,806

Small Business Administration
5.370% due 04/01/2028	2,125	2,242

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.490% due 05/01/2028	$2,495	$2,661
5.870% due 05/01/2026 - 07/01/2028	1,718	1,831
6.220% due 12/01/2028	309	333
7.190% due 12/01/2019	3	3
7.220% due 11/01/2020	28	28

Vendee Mortgage Trust
6.348% due 01/15/2030 ~	198	222
6.500% due 03/15/2029	475	522

Total U.S. Government Agencies (Cost $5,331,567)		5,386,530

U.S. TREASURY OBLIGATIONS 5.5%

U.S. Treasury Notes
2.250% due 03/31/2026 (c)	14,100	14,047
2.500% due 02/28/2026 (g)	28,900	29,248
2.625% due 12/31/2025 (g)(k)	26,900	27,436
2.625% due 01/31/2026 (g)(i)	45,900	46,818
2.750% due 08/31/2025 (g)(i)	14,400	14,783
3.000% due 09/30/2025 (g)	14,000	14,588

Total U.S. Treasury Obligations (Cost $144,479)		146,920

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.5%

Adjustable Rate Mortgage Trust
4.193% due 09/25/2035 ^~	578	545

AREIT Trust
3.464% due 11/14/2035 •	16,673	16,667

Banc of America Funding Trust
3.068% due 05/20/2035 ^•	472	412
5.000% due 09/25/2019	1	1
5.753% due 10/25/2036 ^Ø	999	944
5.837% due 01/25/2037 ^Ø	894	880

Banc of America Mortgage Trust
4.487% due 07/25/2034 ~	3	3
4.542% due 02/25/2036 ^~	272	255
4.972% due 07/20/2032 ~	5	4
5.008% due 06/20/2031 ~	107	110
6.500% due 10/25/2031	11	12

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	2	2
4.398% due 08/25/2033 ~	287	293
4.440% due 02/25/2033 ~	3	3
4.489% due 08/25/2033 ~	157	158
5.021% due 01/25/2034 ~	3	2

Bear Stearns ALT-A Trust
3.960% due 11/25/2036 ^~	630	526
3.982% due 11/25/2036 ^~	276	247
4.095% due 11/25/2036 ~	635	587
4.568% due 05/25/2035 ~	315	317

Bear Stearns Mortgage Securities, Inc.
4.388% due 06/25/2030 ~	2	2

Bear Stearns Structured Products, Inc. Trust
3.745% due 12/26/2046 ^~	1,230	1,126

BellaVista Mortgage Trust
2.732% due 05/20/2045 •	303	251

BX Commercial Mortgage Trust
3.234% due 11/15/2035 •	38,926	38,871
3.784% due 11/15/2035 •	23,715	23,757

Chase Mortgage Finance Trust
4.062% due 09/25/2036 ^~	45	42

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.666% due 05/25/2036 •	159	157
2.736% due 08/25/2035 •	266	264
2.976% due 01/25/2035 ~	303	294

Citigroup Mortgage Loan Trust
4.455% due 08/25/2035 ^~	295	226
4.490% due 05/25/2035 •	5	5

Citigroup Mortgage Loan Trust, Inc.
4.680% due 09/25/2035 •	286	290

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	832	812

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Trust
1.923% due 07/10/2046 ~(a)	$13,515	$247

Countrywide Alternative Loan Resecuritization Trust
3.622% due 03/25/2047 ~	33	33
6.000% due 08/25/2037 ^~	133	95

Countrywide Alternative Loan Trust
2.656% due 01/25/2037 ^•	107	104
2.686% due 05/25/2036 •	54	48
2.688% due 07/20/2046 ^•	531	413
2.696% due 05/25/2035 •	881	832
2.706% due 05/25/2035 •	156	144
2.736% due 05/25/2035 •	238	210
2.736% due 09/25/2046 ^•	3,841	3,078
2.736% due 10/25/2046 ^•	703	553
2.746% due 07/25/2046 ^•	1,799	1,105
2.756% due 05/25/2036 ^•	24	19
2.766% due 12/25/2035 •	243	236
2.768% due 09/20/2046 •	6,515	3,822
2.826% due 10/25/2046 ^•	1,802	1,192
2.836% due 06/25/2047 ^•	33	4
2.860% due 11/25/2035 ^•	7	0
6.250% due 11/25/2036 ^	1,093	952

Countrywide Home Loan Mortgage Pass-Through Trust
2.786% due 04/25/2046 ^•	173	11
2.826% due 03/25/2036 •	349	140
2.836% due 02/25/2036 ^•	180	44
2.946% due 05/25/2035 •	872	800
3.026% due 02/25/2035 •	133	127
3.066% due 04/25/2035 •	562	539
3.126% due 03/25/2035 •	68	62
3.146% due 02/25/2035 •	521	527
3.166% due 02/25/2035 •	13	13
3.286% due 03/25/2035 ^•	59	10
3.867% due 02/20/2036 ^~	258	222
3.923% due 08/25/2034 ^~	267	256
4.018% due 09/25/2047 ^~	587	552
4.392% due 09/25/2034 ^~	215	203
4.463% due 06/19/2031 ~	5	5
4.750% due 07/19/2031 ~	5	5

Credit Suisse First Boston Mortgage Securities Corp.
4.016% due 06/25/2033 ~	12	12
5.379% due 06/25/2032 ~	4	4

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	2,300	1,081

Credit Suisse Mortgage Capital Trust
4.790% due 05/27/2053 ~	5,109	5,209

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.586% due 10/25/2036 ^•	15	11

DLJ Mortgage Acceptance Corp.
4.800% due 11/25/2023 ~	4	4

First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031	6	6

GreenPoint Mortgage Funding Trust
2.686% due 12/25/2046 ^•	2,300	2,117
2.756% due 04/25/2036 ^•	196	578

GreenPoint Mortgage Funding Trust Pass-Through Certificates
5.164% due 10/25/2033 ~	32	32

GSR Mortgage Loan Trust
2.746% due 08/25/2046 •	3,061	1,666
3.591% due 06/25/2034 ~	23	22
4.204% due 04/25/2036 ~	223	201

HarborView Mortgage Loan Trust
2.612% due 03/19/2037 •	402	386
2.677% due 07/21/2036 •	566	501
2.702% due 05/19/2046 ^•	715	353
3.576% due 11/19/2034 ~	57	51
4.354% due 08/19/2036 ^~	284	268
4.519% due 08/19/2034 ~	1,326	1,313
4.623% due 07/19/2035 ^~	9	9

HomeBanc Mortgage Trust
2.666% due 12/25/2036 •	199	196
3.346% due 08/25/2029 •	329	316

Impac Secured Assets Trust
2.636% due 11/25/2036 •	1,014	947

IndyMac Adjustable Rate Mortgage Trust
3.947% due 01/25/2032 ~	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
2.696% due 05/25/2046 •	$1,065	$1,024
2.786% due 11/25/2035 ^•	146	112
2.786% due 06/25/2037 ^•	409	258
2.966% due 04/25/2035 •	83	80
2.966% due 07/25/2035 •	895	877
3.126% due 02/25/2035 •	200	195
3.934% due 01/25/2036 ^~	928	833
3.949% due 01/25/2036 ^~	1	1
3.953% due 08/25/2035 ^~	867	778
4.276% due 12/25/2034 ~	6	6

JPMorgan Mortgage Trust
3.449% due 08/25/2049 •	39,212	39,105
4.429% due 10/25/2035 ~	1,289	1,223

Lehman XS Trust
2.806% due 11/25/2046 ^•	1,574	1,261

Luminent Mortgage Trust
2.846% due 12/25/2036 ^•	1,171	1,098

MASTR Adjustable Rate Mortgages Trust
2.726% due 05/25/2037 •	514	305
3.086% due 05/25/2047 ^•	2,515	3,564
3.166% due 05/25/2047 ^•	2,133	2,228

MASTR Asset Securitization Trust
5.000% due 12/25/2019	12	12

MASTR Reperforming Loan Trust
7.000% due 08/25/2034	105	106

MASTR Seasoned Securitization Trust
4.456% due 10/25/2032 ~	200	202

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.184% due 11/15/2031 •	312	312
3.364% due 11/15/2031 •	38	38

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.924% due 12/15/2030 •	425	414
2.964% due 06/15/2030 •	348	345

Merrill Lynch Alternative Note Asset Trust
2.786% due 03/25/2037 •	1,118	482

Merrill Lynch Mortgage Investors Trust
3.357% due 10/25/2028 •	36	36
4.134% due 01/25/2029 ~	1,784	1,745
4.318% due 04/25/2035 ~	10	10

Morgan Stanley Mortgage Loan Trust
2.996% due 02/25/2047 •	1,170	731
4.092% due 07/25/2035 ^~	796	737

Mortgage Equity Conversion Asset Trust
2.920% due 02/25/2042 «•	3,948	3,755
2.970% due 01/25/2042 «•	27,736	26,396
2.980% due 05/25/2042 «•	11,198	10,427

Nomura Asset Acceptance Corp. Alternative Loan Trust
7.000% due 02/19/2030 ~	212	214

Prime Mortgage Trust
2.886% due 02/25/2034 •	28	27
4.750% due 11/25/2019	2	2

Residential Accredit Loans, Inc. Trust
2.756% due 05/25/2046 ^•	752	654
2.986% due 06/25/2035 •	294	250
4.266% due 08/25/2035 ^~	544	350

Residential Funding Mortgage Securities, Inc. Trust
4.489% due 09/25/2035 ^~	1,004	836

Sequoia Mortgage Trust
3.122% due 04/19/2027 •	40	40
3.182% due 10/19/2026 •	16	16
3.201% due 11/22/2024 •	2	2
3.248% due 10/20/2027 •	277	267
3.712% due 01/20/2047 ^~	656	531

Structured Adjustable Rate Mortgage Loan Trust
3.221% due 06/25/2034 •	508	489
3.876% due 11/25/2035 ^~	645	606
4.095% due 01/25/2035 ~	592	589
4.164% due 07/25/2035 ^~	45	42
4.185% due 10/25/2037 ^•	1,270	1,154
4.291% due 08/25/2035 ~	13	13
4.393% due 07/25/2034 ~	30	30

Structured Asset Mortgage Investments Trust
2.676% due 06/25/2036 •	285	284

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	125

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.696% due 05/25/2036 •	$1,031	$955
2.732% due 07/19/2035 •	1,792	1,774
2.746% due 03/25/2037 •	150	110
2.786% due 08/25/2036 ^•	3,330	2,783
2.946% due 05/25/2045 •	1,158	1,136
3.142% due 09/19/2032 •	936	919
3.142% due 10/19/2034 •	123	122
3.182% due 03/19/2034 •	520	520

Structured Asset Mortgage Investments, Inc.
0.911% due 05/02/2030 ~	55	7

Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates
0.000% due 05/25/2022 ~	1	1

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.410% due 06/25/2033 ~	12	12

TBW Mortgage-Backed Trust
5.630% due 01/25/2037 ^Ø	1,300	637
5.970% due 09/25/2036 ^Ø	9,085	825
6.015% due 07/25/2037 Ø	2,302	1,590

Thornburg Mortgage Securities Trust
4.185% due 06/25/2043 ~	493	497

WaMu Mortgage Pass-Through Certificates Trust
2.375% due 01/25/2047 •	1,082	1,062
2.746% due 11/25/2045 •	967	961
2.776% due 10/25/2045 •	95	94
2.816% due 01/25/2045 •	1,063	1,064
2.986% due 07/25/2044 •	151	152
3.126% due 01/25/2045 •	249	257
3.126% due 07/25/2045 •	44	45
3.186% due 12/25/2045 •	841	603
3.237% due 11/25/2046 •	303	280
3.297% due 04/25/2037 ^~	1,008	918
3.397% due 02/25/2046 •	1,077	1,077
3.597% due 11/25/2042 •	52	50
3.703% due 12/25/2036 ^~	995	945
3.797% due 06/25/2042 •	258	252
3.797% due 08/25/2042 •	526	514
4.193% due 12/25/2035 ~	253	251
4.250% due 08/25/2033 ~	339	346
4.346% due 09/25/2033 ~	140	144
4.809% due 03/25/2034 ~	7	7

Washington Mutual Mortgage Pass-Through Certificates Trust
2.736% due 07/25/2046 ^•	109	79
4.279% due 11/25/2030 ~	164	167
6.268% due 07/25/2036 Ø	2,743	1,182

Wells Fargo Commercial Mortgage Trust
1.780% due 10/15/2045 ~(a)	38,294	1,908

Wells Fargo Mortgage-Backed Securities Trust
2.986% due 07/25/2037 ^•	406	364
4.489% due 07/25/2034 ~	23	24
4.672% due 10/25/2033 ~	70	71
4.796% due 06/25/2035 ~	263	272
4.903% due 12/25/2033 ~	182	187

Total Non-Agency Mortgage-Backed Securities (Cost $246,627)		250,213

ASSET-BACKED SECURITIES 12.4%

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 Ø	895	695

ACE Securities Corp. Home Equity Loan Trust
2.546% due 10/25/2036 •	179	93
3.186% due 08/25/2030 •	15	15
3.536% due 07/25/2034 •	776	778

AFC Home Equity Loan Trust
3.296% due 06/25/2029 •	201	173

Allegro CLO Ltd.
3.971% due 01/30/2026 •	2,836	2,836

Amortizing Residential Collateral Trust
3.186% due 10/25/2031 •	191	187

AMRESCO Residential Securities Corp. Mortgage Loan Trust
2.981% due 06/25/2028 •	13	13
3.116% due 09/25/2028 •	259	264
3.426% due 06/25/2029 •	204	198

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apex Credit CLO Ltd.
3.611% due 10/27/2028 •	$6,200	$6,199

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.976% due 10/25/2035 •	7,500	7,490

Asset-Backed Funding Certificates Trust
3.186% due 06/25/2034 •	202	200
3.506% due 03/25/2032 •	363	363

Asset-Backed Securities Corp. Home Equity Loan Trust
2.566% due 05/25/2037 •	1	1
3.004% due 06/15/2031 •	187	173
3.431% due 09/25/2034 •	3,233	3,264

Atrium Corp.
3.591% due 04/22/2027 •	2,500	2,480

B&M CLO Ltd.
3.509% due 04/16/2026 •	1,981	1,975

Bayview Financial Acquisition Trust
2.846% due 05/28/2037 •	1,462	1,379

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 Ø	865	866

Bear Stearns Asset-Backed Securities Trust
2.886% due 09/25/2046 •	1,084	1,043
3.461% due 02/25/2034 •	362	363
3.686% due 10/25/2032 •	100	101
3.986% due 11/25/2042 •	337	345
4.618% due 06/25/2043 ~	17	17

Brookside Mill CLO Ltd.
3.593% due 01/17/2028 •	2,900	2,874

CDC Mortgage Capital Trust
3.536% due 01/25/2033 •	353	352

Centex Home Equity Loan Trust
2.786% due 01/25/2032 •	96	94
3.336% due 01/25/2032 •	413	405

Chase Funding Trust
3.086% due 07/25/2033 •	21	21
3.126% due 08/25/2032 •	486	478
3.146% due 11/25/2032 •	310	308

CIFC Funding Ltd.
3.567% due 04/15/2027 •	5,300	5,267
3.631% due 10/25/2027 •	4,300	4,283

CIT Group Home Equity Loan Trust
3.026% due 06/25/2033 •	488	488
3.461% due 12/25/2031 •	224	223

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •	4,843	4,899

Citigroup Global Markets Mortgage Securities, Inc.
3.836% due 01/25/2032 •	326	326
6.930% due 08/25/2028	117	118

Citigroup Mortgage Loan Trust
2.546% due 07/25/2045 •	216	165

Citigroup Mortgage Loan Trust, Inc.
2.756% due 08/25/2036 •	3,170	3,119

Columbia Cent CLO Ltd.
3.640% due 10/25/2028 •	12,300	12,257

Conseco Finance Corp.
6.240% due 12/01/2028	191	194

Conseco Finance Home Equity Loan Trust
3.984% due 05/15/2032 •	180	180

Countrywide Asset-Backed Certificates
2.626% due 07/25/2037 •	1,541	1,397
2.686% due 09/25/2037 •	826	690
3.386% due 06/25/2033 •	39	39
3.386% due 10/25/2047 •	1,503	1,457
3.486% due 09/25/2032 •	1,351	1,309

Credit Suisse First Boston Mortgage Securities Corp.
2.846% due 05/25/2044 •	111	111
3.226% due 08/25/2032 •	151	148

Credit-Based Asset Servicing & Securitization LLC
3.586% due 04/25/2032 •	44	44

Credit-Based Asset Servicing & Securitization Trust
2.556% due 01/25/2037 ^•	317	134

CVP Cascade CLO Ltd.
3.929% due 01/16/2026 •	3,761	3,761

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Funding Home Equity Loan Trust
3.304% due 09/15/2029 •	$12	$12

Ellington Loan Acquisition Trust
3.536% due 05/25/2037 •	1,883	1,866

EMC Mortgage Loan Trust
3.226% due 05/25/2040 •	228	225

EquiFirst Mortgage Loan Trust
2.966% due 01/25/2034 •	124	121

FIRSTPLUS Home Loan Owner Trust
7.670% due 05/10/2024 Ø	397	119

Flagship Ltd.
3.881% due 01/20/2026 •	1,692	1,692

Flatiron CLO Ltd.
3.933% due 01/17/2026 •	5,051	5,052

Fremont Home Loan Trust
2.726% due 08/25/2036 •	7,441	3,360

Gallatin CLO Ltd.
3.811% due 01/21/2028 •	8,700	8,666
3.837% (US0003M + 1.050%) due 07/15/2027 ~	6,225	6,213

GE-WMC Mortgage Securities Trust
2.526% due 08/25/2036 •	46	31

GMAC Mortgage Corp. Home Equity Loan Trust
2.966% due 01/25/2029 •	33	31

GSAMP Trust
2.786% due 10/25/2036 ^•	8,036	668
2.886% due 02/25/2033 •	188	186

Home Equity Mortgage Loan Asset-Backed Trust
2.706% due 04/25/2037 •	995	789

IMC Home Equity Loan Trust
6.880% due 11/20/2028	1	1
7.520% due 08/20/2028	18	19

Jamestown CLO Ltd.
3.477% due 07/15/2026 •	3,175	3,167

JMP Credit Advisors CLO Ltd.
3.623% due 01/17/2028 •	9,900	9,882

JPMorgan Mortgage Acquisition Trust
2.566% due 08/25/2036 •	45	24
2.746% due 03/25/2037 •	300	296

LCM LP
3.801% due 10/20/2027 •	1,450	1,448

Long Beach Mortgage Loan Trust
3.046% due 10/25/2034 •	62	61
3.536% due 10/25/2034 •	583	569
3.911% due 03/25/2032 •	419	418

Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •	9,600	9,497

Marathon CLO Ltd.
3.511% due 11/21/2027 •	2,200	2,184

MASTR Asset-Backed Securities Trust
3.236% due 12/25/2034 ^•	1,289	1,288

Merrill Lynch Mortgage Investors Trust
2.546% due 10/25/2037 ^•	1,491	603
2.566% due 09/25/2037 •	229	131
3.206% due 06/25/2035 •	329	325

MESA Trust
3.286% due 12/25/2031 •	319	316

Mid-State Trust
6.340% due 12/15/2036	522	554
7.791% due 03/15/2038	808	889

Morgan Stanley Mortgage Loan Trust
2.846% due 04/25/2037 •	282	135
5.750% due 04/25/2037 ^~	714	484
6.000% due 02/25/2037 ^~	1,323	1,035

Mountain Hawk CLO Ltd.
3.581% due 07/20/2024 •	1,737	1,735

Mountain View CLO Ltd.
3.617% due 10/13/2027 •	4,600	4,570

NovaStar Mortgage Funding Trust
2.616% due 03/25/2037 •	2,287	1,719

Oaktree CLO Ltd.
3.981% due 10/20/2026 •	2,649	2,649

OCP CLO Ltd.
3.585% due 10/26/2027 •	6,880	6,842

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.623% due 04/17/2027 •	$1,500	$1,495

Octagon Investment Partners Ltd.
3.887% due 04/15/2026 •	4,277	4,282

Option One Mortgage Loan Trust
2.626% due 01/25/2037 •	718	454
3.266% due 02/25/2035 •	4,021	3,919

Option One Mortgage Loan Trust Asset-Backed Certificates
2.946% due 11/25/2035 •	400	388

OZLM Ltd.
3.801% due 04/30/2027 •	2,500	2,488
3.831% due 07/30/2027 •	7,000	6,969

Palmer Square Loan Funding Ltd.
3.584% due 11/15/2026 •	3,128	3,118

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.236% due 07/25/2035 •	1,053	1,057

Renaissance Home Equity Loan Trust
2.846% due 11/25/2034 •	176	165
3.246% due 12/25/2032 •	21	21
3.366% due 08/25/2033 •	277	274
3.486% due 12/25/2033 •	1,510	1,495
3.686% due 08/25/2032 •	628	623

Residential Asset Mortgage Products Trust
3.116% due 09/25/2035 •	1,829	1,753

Residential Asset Securities Corp. Trust
3.066% due 06/25/2033 •	76	70

Residential Mortgage Loan Trust
3.986% due 09/25/2029 •	78	78

SACO Trust
3.006% due 06/25/2036 ^•	149	140

Saxon Asset Securities Trust
3.166% due 12/26/2034 •	454	456

Securitized Asset-Backed Receivables LLC Trust
2.550% due 12/25/2036 ^	2,432	822

SLM Student Loan Trust
2.941% due 07/25/2023 •	321	321
3.811% due 12/15/2033 •	2,862	2,867
4.271% due 04/25/2023 •	14,864	15,044

Sound Point CLO Ltd.
3.641% due 07/20/2027 •	10,700	10,671
3.647% due 04/15/2027 •	8,700	8,700

Soundview Home Loan Trust
2.546% due 11/25/2036 •	73	31

Specialty Underwriting & Residential Finance Trust
3.166% due 01/25/2034 •	300	293
3.686% due 10/25/2035 •	644	615

Staniford Street CLO Ltd.
3.791% due 06/15/2025 •	834	834

Structured Asset Investment Loan Trust
3.146% due 04/25/2035 •	1,712	1,717
3.461% due 09/25/2034 •	594	582
3.761% due 12/25/2034 •	976	964
3.911% due 04/25/2034 •	210	210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Trust
2.946% due 09/25/2035 •	$900	$862

Symphony CLO Ltd.
3.667% due 04/15/2028 •	2,100	2,093

THL Credit Wind River CLO Ltd.
3.657% due 10/15/2027 •	1,100	1,099

TICP CLO Ltd.
3.601% due 04/20/2028 •	9,000	8,935

Tralee CLO Ltd.
3.869% due 10/20/2028 •	7,800	7,750
4.081% due 07/20/2029	12,800	12,745

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	786	771

UPS Capital Business Credit
3.089% due 04/15/2026 •	76	2

Utah State Board of Regents
3.236% due 01/25/2057 •	13,073	13,060

Venture CLO Ltd.
3.607% due 04/15/2027 •	7,400	7,361
3.650% due 10/22/2031 •	7,000	6,987
3.667% due 04/15/2027	10,000	9,920
3.667% due 07/15/2027 •	5,100	5,077

Voya CLO Ltd.
3.491% due 07/25/2026 •	5,972	5,958

Wellfleet CLO Ltd.
3.901% due 10/20/2027 •	8,000	8,000

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
3.116% due 04/25/2034 •	536	507

Zais CLO Ltd.
3.937% due 04/15/2028 •	7,600	7,560

Total Asset-Backed Securities (Cost $337,834)		328,127

SHORT-TERM INSTRUMENTS 2.2%

COMMERCIAL PAPER 1.9%

Boston Scientific Corp.
2.850% due 04/23/2019	450	449
2.900% due 05/20/2019	4,000	3,984

Campbell Soup Co.
3.000% due 04/17/2019	1,000	998

Cigna Corp.
2.920% due 05/29/2019	3,450	3,434

CRH America Finance, Inc.
2.800% due 05/16/2019	500	498

Enable Midstream Partners LP
3.300% due 05/13/2019	1,700	1,693
3.300% due 05/20/2019	1,600	1,593

Energy Transfer Partners
3.200% due 04/22/2019	21,200	21,157

Humana, Inc.
2.970% due 05/14/2019	900	897

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyundai Capital America
2.700% due 04/24/2019	$2,700	$2,695
2.750% due 05/01/2019	1,100	1,097

NiSource, Inc.
2.970% due 05/24/2019	2,100	2,091

Nissan Motor Acceptance Corp.
2.720% due 04/29/2019	4,900	4,890

Royal Caribbean Cruise
3.000% due 04/17/2019	700	699
3.000% due 04/22/2019	1,700	1,697
3.000% due 04/25/2019	1,100	1,098
3.000% due 05/01/2019	600	598

Sempra Energy Holdings
2.740% due 04/26/2019	2,000	1,996

		51,564

REPURCHASE AGREEMENTS (f) 0.2%
		4,419

U.S. TREASURY BILLS 0.1%
2.450% due 04/18/2019 - 06/20/2019 (d)(e)(k)	1,829	1,820

Total Short-Term Instruments (Cost $57,809)		57,803

Total Investments in Securities (Cost $6,124,337)		6,174,234

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	15,570	154

Total Short-Term Instruments (Cost $154)		154

Total Investments in Affiliates (Cost $154)		154

Total Investments 233.5% (Cost $6,124,491)		$6,174,388

Financial Derivative Instruments (h)(j) 0.1% (Cost or Premiums, net $(1,264))		2,797

Other Assets and Liabilities, net (133.6)%		(3,532,374)

Net Assets 100.0%		$2,644,811

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	127

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$4,419	U.S. Treasury Notes 1.125% due 06/30/2021	$(4,509)	$4,419	$4,420

Total Repurchase Agreements						$(4,509)	$4,419	$4,420

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	3.000%	03/28/2019	04/08/2019	$(21,748)	$(21,755)
BOS	2.700	03/29/2019	04/29/2019	(25,088)	(25,094)
	3.100	03/29/2019	04/01/2019	(6,277)	(6,279)
BRC	2.700	03/21/2019	06/20/2019	(13,366)	(13,377)
BSN	2.680	02/21/2019	05/21/2019	(31,733)	(31,825)
CSN	2.680	03/11/2019	04/11/2019	(7,981)	(7,994)
DEU	2.650	02/13/2019	04/16/2019	(26,296)	(26,387)
RCY	2.720	03/13/2019	04/10/2019	(177,946)	(178,201)

Total Reverse Repurchase Agreements					$(310,912)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.630%	01/17/2019	04/17/2019	$(26,628)	$(26,772)
	2.630	03/13/2019	04/16/2019	(5,082)	(5,089)
	2.640	03/11/2019	04/23/2019	(38,606)	(38,666)

Total Sale-Buyback Transactions					$(70,527)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (6.4)%
Fannie Mae, TBA	3.000%	04/01/2049	$42,000	$(41,826)	$(41,904)
Fannie Mae, TBA	3.500	04/01/2034	7,000	(7,159)	(7,161)
Fannie Mae, TBA	3.500	04/01/2049	48,000	(48,666)	(48,669)
Fannie Mae, TBA	4.500	04/01/2049	4,000	(4,168)	(4,171)
Fannie Mae, TBA	4.500	05/01/2049	27,000	(28,145)	(28,114)
Fannie Mae, TBA	5.500	04/01/2049	800	(849)	(854)
Freddie Mac, TBA	5.500	04/01/2049	29,000	(30,927)	(31,067)
Ginnie Mae, TBA	5.000	04/01/2049	7,100	(7,392)	(7,409)

Total Short Sales (6.4)%				$(169,132)	$(169,349)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(21,755)	$0	$(21,755)	$21,657	$(98)
BOS	0	(31,373)	0	(31,373)	32,268	895

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
BRC	$0	$(13,377)	$0	$(13,377)	$13,849	$472
BSN	0	(31,825)	0	(31,825)	32,750	925
CSN	0	(7,994)	0	(7,994)	8,202	208
DEU	0	(26,387)	0	(26,387)	26,138	(249)
FICC	4,420	0	0	4,420	(4,509)	(89)
RCY	0	(178,201)	0	(178,201)	186,786	8,585

Master Securities Forward Transaction Agreement
UBS	0	0	(70,527)	(70,527)	70,243	(284)

Total Borrowings and Other Financing Transactions	$4,420	$(310,912)	$(70,527)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(211,289)	$(45,202)	$0	$(256,491)
U.S. Treasury Obligations	(6,279)	(48,142)	0	0	(54,421)

Total	$(6,279)	$(259,431)	$(45,202)	$0	$(310,912)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(70,527)	0	0	(70,527)

Total	$0	$(70,527)	$0	$0	$(70,527)

Total Borrowings	$(6,279)	$(329,958)	$(45,202)	$0	$(381,439)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(381,439)

(g)	Securities with an aggregate market value of $395,328 and cash of $82 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(84,704) at a weighted average interest rate of 2.617%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(99) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2019	54	$	13,172	$(42)	$0	$(7)
90-Day Eurodollar June Futures	06/2019	54		13,156	(70)	0	(2)

					$(112)	$0	$(9)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	132	$	(16,397)	$(248)	$37	$0

Total Futures Contracts					$(360)	$37	$(9)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	129

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023	$	53,100	$1,982	$(1,630)	$352	$103	$0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	07/12/2023		29,400	30	357	387	58	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		67,600	301	(2,148)	(1,847)	144	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		94,300	(3,536)	(533)	(4,069)	68	(7)
Pay	3-Month USD-LIBOR	3.270	Semi-Annual	11/08/2028		34,100	0	2,882	2,882	0	(91)
Pay	3-Month USD-LIBOR	2.697	Semi-Annual	01/04/2029		15,300	0	393	393	0	(40)
Pay	3-Month USD-LIBOR	2.757	Semi-Annual	02/01/2029		8,500	0	249	249	0	(38)
Pay	3-Month USD-LIBOR	2.710	Semi-Annual	02/05/2029		8,500	0	229	229	0	(22)
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		73,600	(1,755)	(1,990)	(3,745)	188	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		32,550	(1,240)	95	(1,145)	98	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		41,100	4,343	(3,597)	746	177	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		7,000	(51)	(579)	(630)	24	0

Total Swap Agreements							$74	$(6,272)	$(6,198)	$860	$(198)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$37	$902	$939	$0	$(9)	$(198)	$(207)

(i)

Securities with an aggregate market value of $5,676 and cash of $9,200 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin asset of $42 for closed swap agreements is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790%	08/27/2019	247,000	$161	$68

CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	09/20/2019	247,000	141	86

DUB	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.790	08/22/2019	741,000	593	190
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.550	09/30/2019	134,000	100	148

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	08/05/2019	84,000	85	187

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.200	04/30/2019	308,000	255	0

							$1,335	$679

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
DUB	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	$70.000	04/03/2019	10,000	$0	$0

FAR	Put - OTC Fannie Mae, TBA 3.000% due 04/01/2049	67.500	04/03/2019	281,000	11	0
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	72.500	04/03/2019	475,000	18	0

JPM	Put - OTC Freddie Mac, TBA 3.500% due 05/01/2049	70.000	05/06/2019	200,000	8	0
	Put - OTC Freddie Mac, TBA 4.000% due 05/01/2049	71.000	05/06/2019	50,000	2	0
	Put - OTC Ginnie Mae, TBA 3.000% due 05/01/2049	69.000	05/06/2019	118,000	5	0

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
SAL	Put - OTC Fannie Mae, TBA 3.000% due 05/01/2049	$72.000	05/06/2019	89,000	$3	$0
	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	75.000	05/06/2019	93,000	4	0
	Put - OTC Fannie Mae, TBA 5.000% due 05/01/2049	80.000	05/06/2019	100,000	4	0
	Put - OTC Freddie Mac, TBA 3.500% due 05/01/2049	72.000	05/06/2019	30,000	1	0
	Put - OTC Freddie Mac, TBA 3.500% due 05/01/2049	75.000	05/06/2019	100,000	4	0

					$60	$0

Total Purchased Options					$1,395	$679

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050%	08/27/2019	247,000	$(29)	$(14)

CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	09/20/2019	247,000	(25)	(22)

DUB	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.050	08/22/2019	741,000	(98)	(39)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	09/30/2019	134,000	(20)	(48)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500	08/05/2019	84,000	(172)	(409)

							$(344)	$(532)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	$98.969	05/06/2019	19,500	$(27)	$(1)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.031	05/06/2019	17,500	(27)	(1)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.711	05/06/2019	25,000	(61)	(5)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	100.969	05/06/2019	19,500	(18)	(100)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	101.031	05/06/2019	17,500	(19)	(83)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049	100.203	06/06/2019	17,900	(14)	(24)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049	102.203	06/06/2019	17,900	(25)	(17)

GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.484	06/06/2019	19,500	(40)	(42)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.625	06/06/2019	3,500	(8)	(9)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.625	06/06/2019	3,500	(7)	(4)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	99.570	04/03/2019	12,500	(12)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049	100.629	04/03/2019	19,000	(33)	(140)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.270	05/06/2019	12,500	(31)	(1)

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.625	06/06/2019	9,000	(18)	(22)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.734	06/06/2019	9,000	(18)	(25)
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.797	06/06/2019	18,500	(40)	(55)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.625	06/06/2019	9,000	(16)	(11)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.734	06/06/2019	9,000	(16)	(10)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.797	06/06/2019	18,500	(35)	(18)
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	98.656	04/03/2019	21,000	(36)	0
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	99.219	04/03/2019	14,000	(34)	0
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049	100.219	04/03/2019	14,000	(28)	(160)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049	100.656	04/03/2019	21,000	(30)	(149)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.031	05/06/2019	20,500	(40)	(1)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	101.031	05/06/2019	20,500	(26)	(97)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	101.289	05/06/2019	19,000	(12)	(61)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049	99.844	06/06/2019	20,000	(22)	(17)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049	101.844	06/06/2019	20,000	(14)	(35)

SAL	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	98.938	04/03/2019	5,000	(15)	0
	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.734	06/06/2019	3,500	(8)	(10)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.734	06/06/2019	3,500	(6)	(4)
	Call - OTC Fannie Mae, TBA 3.500% due 04/01/2049	100.688	04/03/2019	19,000	(37)	(129)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.031	05/06/2019	8,500	(15)	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.125	05/06/2019	9,500	(20)	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.141	05/06/2019	9,500	(15)	(1)
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	99.719	05/06/2019	9,500	(25)	(2)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	101.031	05/06/2019	8,500	(12)	(40)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	101.125	05/06/2019	9,500	(15)	(39)
	Call - OTC Fannie Mae, TBA 3.500% due 05/01/2049	101.141	05/06/2019	9,500	(10)	(39)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049	99.359	06/06/2019	19,500	(30)	(9)
	Put - OTC Fannie Mae, TBA 3.500% due 06/01/2049	99.406	06/06/2019	9,500	(13)	(5)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	131

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049	$101.359	06/06/2019	19,500	$(20)	$(69)
	Call - OTC Fannie Mae, TBA 3.500% due 06/01/2049	101.406	06/06/2019	9,500	(9)	(32)

					$(957)	$(1,467)

Total Written Options					$(1,301)	$(1,999)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BRC	Specialty Underwriting & Residential Finance Trust 1-Month USD-LIBOR plus 1.950% due 02/25/2035	(1.240)%	Monthly	02/25/2035	$	148	$0	$77	$77	$0

UAG	Merrill Lynch Mortgage Trust 1-Month USD-LIBOR plus 1.300% due 06/12/2043 «	(1.080)	Monthly	06/12/2043		3,805	0	3,649	3,649	0

							$0	$3,726	$3,726	$0

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.960% due 09/25/2034	0.960%	Monthly	09/25/2034	$	1,170	$(398)	$408	$10	$0
	Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.690% due 07/25/2035	0.690	Monthly	07/25/2035		2,947	(1,031)	746	0	(285)
	Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.950% due 11/25/2034	1.950	Monthly	11/25/2034		3	(3)	3	0	0

							$(1,432)	$1,157	$10	$(285)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2038	$4,478	$0	$(31)	$0	$(31)
	Pay	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	1,119	0	(8)	0	(8)

JPS	Pay	IOS.FN.600.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	2,424	0	(15)	0	(15)

SAL	Pay	IOS.FN.550.08 Index	N/A	1-Month USD-LIBOR	Monthly	01/12/2039	1,561	0	(12)	0	(12)

								$0	$(66)	$0	$(66)

Total Swap Agreements								$(1,432)	$4,817	$3,736	$(351)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$68	$0	$68	$0	$(14)	$0	$(14)	$54	$0	$54
BRC	0	0	77	77	0	0	0	0	77	(300)	(223)
CBK	0	86	0	86	0	(22)	0	(22)	64	0	64
DUB	0	338	0	338	0	(87)	(39)	(126)	212	(270)	(58)
FAR	0	0	0	0	0	(231)	0	(231)	(231)	258	27
GLM	0	187	0	187	0	(409)	0	(409)	(222)	276	54
GSC	0	0	0	0	0	(196)	0	(196)	(196)	0	(196)
GST	0	0	10	10	0	0	(285)	(285)	(275)	277	2
JPM	0	0	0	0	0	(661)	0	(661)	(661)	759	98
JPS	0	0	0	0	0	0	(15)	(15)	(15)	0	(15)
MYC	0	0	0	0	0	0	0	0	0	(240)	(240)

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
SAL	$0	$0	$0	$0	$0	$(379)	$(12)	$(391)	$(391)	$337	$(54)
UAG	0	0	3,649	3,649	0	0	0	0	3,649	(3,610)	39

Total Over the Counter	$0	$679	$3,736	$4,415	$0	$(1,999)	$(351)	$(2,350)

(k)

Securities with an aggregate market value of $1,907 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$37	$37
Swap Agreements	0	0	0	0	902	902

	$0	$0	$0	$0	$939	$939

Over the counter
Purchased Options	$0	$0	$0	$0	$679	$679
Swap Agreements	0	3,736	0	0	0	3,736

	$0	$3,736	$0	$0	$679	$4,415

	$0	$3,736	$0	$0	$1,618	$5,354

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	0	0	0	198	198

	$0	$0	$0	$0	$207	$207

Over the counter
Written Options	$0	$0	$0	$0	$1,999	$1,999
Swap Agreements	0	285	0	0	66	351

	$0	$285	$0	$0	$2,065	$2,350

	$0	$285	$0	$0	$2,272	$2,557

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	133

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(579)	$(579)
Swap Agreements	0	0	0	0	8,307	8,307

	$0	$0	$0	$0	$7,728	$7,728

Over the counter
Purchased Options	$0	$0	$0	$0	$(842)	$(842)
Written Options	0	0	0	0	5,043	5,043
Swap Agreements	0	3,207	0	0	1,804	5,011

	$0	$3,207	$0	$0	$6,005	$9,212

	$0	$3,207	$0	$0	$13,733	$16,940

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(39)	$(39)
Swap Agreements	0	0	0	0	(12,203)	(12,203)

	$0	$0	$0	$0	$(12,242)	$(12,242)

Over the counter
Purchased Options	$0	$0	$0	$0	$(711)	$(711)
Written Options	0	0	0	0	(736)	(736)
Swap Agreements	0	(1,934)	0	0	(874)	(2,808)

	$0	$(1,934)	$0	$0	$(2,321)	$(4,255)

	$0	$(1,934)	$0	$0	$(14,563)	$(16,497)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$218	$0	$218
Industrials	0	1,313	0	1,313
Municipal Bonds & Notes
Texas	0	3,110	0	3,110
U.S. Government Agencies	0	5,386,442	88	5,386,530
U.S. Treasury Obligations	0	146,920	0	146,920
Non-Agency Mortgage-Backed Securities	0	209,635	40,578	250,213
Asset-Backed Securities	0	328,127	0	328,127
Short-Term Instruments
Commercial Paper	0	51,564	0	51,564
Repurchase Agreements	0	4,419	0	4,419
U.S. Treasury Bills	0	1,820	0	1,820

	$0	$6,133,568	$40,666	$6,174,234

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$154	$0	$0	$154

Total Investments	$154	$6,133,568	$40,666	$6,174,388

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(169,349)	$0	$(169,349)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	37	860	0	897
Over the counter	0	766	3,649	4,415

	$37	$1,626	$3,649	$5,312

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(198)	0	(207)
Over the counter	0	(2,350)	0	(2,350)

	$(9)	$(2,548)	$0	$(2,557)

Total Financial Derivative Instruments	$28	$(922)	$3,649	$2,755

Totals	$182	$5,963,297	$44,315	$6,007,794

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019(2)
Investments in Securities, at Value
U.S. Government Agencies	$94	$0	$(7)	$0	$0	$1	$0	$0	$88	$1
Non-Agency Mortgage-Backed Securities	42,546	0	(4,130)	115	428	1,619	0	0	40,578	1,655
Asset-Backed Securities	8	0	0	1	0	(7)	0	(2)	0	0

	$42,648	$0	$(4,137)	$116	$428	$1,613	$0	$(2)	$40,666	$1,656

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$0	$3,649	$0	$3,649	$0

Totals	$42,648	$0	$(4,137)	$116	$428	$1,613	$3,649	$(2)	$44,315	$1,656

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
U.S. Government Agencies	$88	Proxy Pricing	Base Price	99.775
Non-Agency Mortgage-Backed Securities	40,578	Third Party Vendor	Broker Quote	93.120-95.170

Financial Derivative Instruments - Assets
Over the counter	3,649	Indicative Market Quotation	Broker Quote	95.931

Total	$44,315

(1)

Net Purchases and Sales/Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	135

Schedule of Investments PIMCO Municipal Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.6%

CORPORATE BONDS & NOTES 5.1%

INDUSTRIALS 5.1%

Georgetown University
4.315% due 04/01/2049	$3,000	$3,293

Northwell Healthcare, Inc.
4.260% due 11/01/2047	2,000	2,024

Stanford Health Care
3.795% due 11/15/2048	2,000	2,017

Total Corporate Bonds & Notes (Cost $7,072)		7,334

MUNICIPAL BONDS & NOTES 92.1%

ALABAMA 0.4%

Alabama Special Care Facilities Financing Authority-Birmingham, Alabama Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	500	504

CALIFORNIA 6.4%

Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	2,000	2,443

California State Public Works Board Revenue Bonds, (BABs), Series 2009
8.361% due 10/01/2034	1,000	1,508

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,270	1,470

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,238

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049 (a)	1,900	2,051

Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	250	256

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	150	175

		9,141

CONNECTICUT 2.1%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 07/01/2047	3,000	3,087

FLORIDA 5.2%

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,500	1,604

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2048	2,500	2,659

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,000	1,149

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047	2,000	2,070

		7,482

GEORGIA 0.9%

Main Street Natural Gas Inc., Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2049	1,000	1,219

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HAWAII 1.2%

Hawaii Airports System State Revenue Bonds, Series 2018
5.000% due 07/01/2048	$1,500	$1,723

ILLINOIS 15.7%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
4.572% due 01/01/2054	2,500	2,778

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	3,000	3,305
5.250% due 01/01/2028	2,000	2,197

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	1,200	1,303

Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	3,000	3,007

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	900	1,023

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000	2,206

Railsplitter Tobacco Settlement Authority, Illinois Revenue Bonds, Series 2010
6.000% due 06/01/2028	6,205	6,786

		22,605

LOUISIANA 3.7%

Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	4,810	5,300

MARYLAND 1.5%

Baltimore County, Maryland General Obligation Bonds, Series 2018
4.000% due 03/01/2037	2,000	2,199

MICHIGAN 2.2%

Michigan State University Revenue Bonds, Series 2019
4.000% due 02/15/2039	3,000	3,226

MINNESOTA 2.0%

St Cloud, Minnesota Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,500	2,924

NEVADA 1.5%

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	2,000	2,124

NEW JERSEY 3.9%

New Jersey Economic Development Authority Revenue Bonds, Series 2017
5.000% due 06/15/2034	1,000	1,097

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	1,500	1,648

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2037	2,420	2,856

		5,601

NEW YORK 12.8%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2011
5.250% due 05/01/2025	2,000	2,149

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2038	$1,000	$1,190
5.000% due 08/01/2042	6,100	7,236

New York City Water & Sewer System, New York Revenue Bonds, Series 2009
5.000% due 06/15/2039	500	504

New York City Water & Sewer System, New York Revenue Bonds, Series 2018
4.000% due 06/15/2048	1,910	2,039

New York Liberty Development Corp., Revenue Bonds, Series 2011
5.750% due 11/15/2051	2,000	2,193

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 10/01/2048	500	706

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	1,000	1,207

New York Transportation Development Corp., Revenue Bonds, Series 2018
5.000% due 01/01/2033	1,000	1,163

		18,387

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	250	337

PENNSYLVANIA 10.6%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
5.000% due 11/01/2047	4,000	4,502

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2039	2,500	2,619

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2041	3,000	3,204

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2040	1,000	1,127

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,250	3,781

		15,233

TENNESSEE 3.3%

Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000	1,354

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	3,377

		4,731

TEXAS 14.1%

Houston, Texas Combined Utility System Revenue Bonds, Series 2018
5.000% due 11/15/2043	3,000	3,552

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2039	1,500	1,746

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2040	1,550	1,615

North Texas Tollway Authority Revenue Bonds, Series 2011
5.500% due 09/01/2041	1,500	1,639

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	$2,500	$2,908

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	2,400

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	1,000	1,119

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2049	3,000	3,542

University of Houston, Texas Revenue Bonds, Series 2017
4.000% due 02/15/2039	1,690	1,791

		20,312

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 4.4%

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
5.000% due 07/01/2058	$2,500	$2,829

Washington State General Obligation Bonds, Series 2018
5.000% due 02/01/2042	3,000	3,530

		6,359

Total Municipal Bonds & Notes (Cost $124,597)		132,494

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.4%
		517

Total Short-Term Instruments (Cost $517)		517

Total Investments in Securities (Cost $132,186)		140,345

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%

PIMCO Short-Term Floating NAV Portfolio III	63,195	$625

Total Short-Term Instruments (Cost $624)		625

Total Investments in Affiliates (Cost $624)		625

Total Investments 98.0% (Cost $132,810)		$140,970

Other Assets and Liabilities, net 2.0%		2,840

Net Assets 100.0%		$143,810

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$517	U.S. Treasury Notes 1.125% due 06/30/2021	$(529)	$517	$517

Total Repurchase Agreements						$(529)	$517	$517

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$517	$0	$0	$517	$(529)	$(12)

Total Borrowings and Other Financing Transactions	$517	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	137

Schedule of Investments PIMCO Municipal Portfolio (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$7,334	$0	$7,334
Municipal Bonds & Notes
Alabama	0	504	0	504
California	0	9,141	0	9,141
Connecticut	0	3,087	0	3,087
Florida	0	7,482	0	7,482
Georgia	0	1,219	0	1,219
Hawaii	0	1,723	0	1,723
Illinois	0	22,605	0	22,605
Louisiana	0	5,300	0	5,300
Maryland	0	2,199	0	2,199
Michigan	0	3,226	0	3,226
Minnesota	0	2,924	0	2,924
Nevada	0	2,124	0	2,124
New Jersey	0	5,601	0	5,601

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
New York	$0	$18,387	$0	$18,387
Ohio	0	337	0	337
Pennsylvania	0	15,233	0	15,233
Tennessee	0	4,731	0	4,731
Texas	0	20,312	0	20,312
Washington	0	6,359	0	6,359
Short-Term Instruments
Repurchase Agreements	0	517	0	517

	$0	$140,345	$0	$140,345

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$625	$0	$0	$625

Total Investments	$625	$140,345	$0	$140,970

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Real Return Portfolio

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 164.4%

U.S. TREASURY OBLIGATIONS 161.8%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2020	$21,560	$21,464
0.125% due 04/15/2021	57,614	57,177
0.125% due 04/15/2022	17,853	17,675
0.125% due 07/15/2022	372	370
0.125% due 01/15/2023	20,217	19,998
0.125% due 07/15/2024	2,926	2,891
0.125% due 07/15/2026	22,744	22,263
0.250% due 01/15/2025	3,007	2,978
0.375% due 07/15/2023	400	402
0.375% due 01/15/2027	22,111	21,930
0.375% due 07/15/2027	20,579	20,440
0.500% due 01/15/2028	22,306	22,274
0.625% due 07/15/2021	558	564
0.625% due 01/15/2024	938	948
0.625% due 02/15/2043	5,080	4,790
0.750% due 07/15/2028 (c)	37,100	37,962
0.750% due 02/15/2045	6,274	6,045
0.875% due 01/15/2029 (c)	74,462	76,929
1.000% due 02/15/2046	3,187	3,256
1.000% due 02/15/2048	10,207	10,449
1.375% due 02/15/2044	3,726	4,126
1.750% due 01/15/2028 (c)	23,271	25,725
2.125% due 02/15/2041	2,299	2,889

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 01/15/2029 (c)	$3,013	$3,574
3.625% due 04/15/2028 (c)	11,547	14,673
3.875% due 04/15/2029 (c)	3,739	4,944

Total U.S. Treasury Obligations (Cost $405,656)		406,736

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.766% due 01/25/2035 •	258	255

Merrill Lynch Mortgage Investors Trust
2.906% due 07/25/2030 •	1,484	1,415

Total Non-Agency Mortgage-Backed Securities (Cost $1,642)		1,670

SHORT-TERM INSTRUMENTS 2.0%

REPURCHASE AGREEMENTS (b) 2.0%
		5,052

Total Short-Term Instruments (Cost $5,052)		5,052

Total Investments in Securities (Cost $412,350)		413,458

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	16,858	$167

Total Short-Term Instruments (Cost $167)		167

Total Investments in Affiliates (Cost $167)		167

Total Investments 164.5% (Cost $412,517)		$413,625

Financial Derivative Instruments (d)(e) 0.2% (Cost or Premiums, net $(999))		602

Other Assets and Liabilities, net (64.7)%		(162,799)

Net Assets 100.0%		$251,428

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$5,052	U.S. Treasury Notes 1.125% due 06/30/2021	$(5,155)	$5,052	$5,053

Total Repurchase Agreements						$(5,155)	$5,052	$5,053

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.650%	02/19/2019	04/22/2019	$(2,470)	$(2,478)
DEU	2.650	02/21/2019	04/22/2019	(3,616)	(3,626)
GRE	3.000	03/29/2019	04/01/2019	(107,235)	(107,262)
JPS	2.650	02/07/2019	05/07/2019	(14,515)	(14,572)

Total Reverse Repurchase Agreements					$(127,938)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	2.750%	03/29/2019	04/01/2019	$(1,397)	$(1,397)

Total Sale-Buyback Transactions					$(1,397)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	139

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(2,478)	$0	$(2,478)	$2,524	$46
DEU	0	(3,626)	0	(3,626)	3,644	18
FICC	5,053	0	0	5,053	(5,155)	(102)
GRE	0	(107,262)	0	(107,262)	107,117	(145)
JPS	0	(14,572)	0	(14,572)	14,403	(169)

Master Securities Forward Transaction Agreement
BCY	0	0	(1,397)	(1,397)	1,391	(6)

Total Borrowings and Other Financing Transactions	$5,053	$(127,938)	$(1,397)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(107,262)	$(6,104)	$(14,572)	$0	$(127,938)

Total	$(107,262)	$(6,104)	$(14,572)	$0	$(127,938)

Sale-Buyback Transactions
U.S. Treasury Obligations	(1,397)	0	0	0	(1,397)

Total	$(1,397)	$0	$0	$0	$(1,397)

Total Borrowings	$(108,659)	$(6,104)	$(14,572)	$0	$(129,335)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(129,335)

(c)	Securities with an aggregate market value of $129,354 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(21,562) at a weighted average interest rate of 2.266%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$111.000	05/24/2019	9	$9	$0	$0

Total Purchased Options					$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(1)		Total	Market Value	Variation Margin Liability(1)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1	$0	$1	$0	$(7)	$0	$(7)

Cash of $81 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	Unsettled Variation margin asset of $1 and liability of $(7) for closed futures is outstanding at period end.

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BRC	04/2019	JPY	59,600		$539	$1	$0

CBK	04/2019		$540	JPY	59,600	0	(3)
	05/2019	JPY	59,600		$542	3	0

Total Forward Foreign Currency Contracts						$4	$(3)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	11,500	$(103)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,800	(36)	0

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	28,300	(206)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,400	(17)	0
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	59,200	(157)	308
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	59,200	(157)	305
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	17,000	(192)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	7,100	(131)	(6)

Total Written Options						$(999)	$607

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2019:

	Financial Derivative Assets					Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Written Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BRC	$1	$0	$0	$0	$1	$0	$0	$0	$1	$0	$1
CBK	3	0	0	0	3	(3)	0	(3)	0	0	0
JPM	0	0	607	0	607	0	0	0	607	(470)	137

Total Over the Counter	$4	$0	$607	$0	$611	$(3)	$0	$(3)

**	Notional Amount represents the number of contracts.
(1)	YOY options may have a series of expirations.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4	$0	$4
Written Options	0	0	0	0	607	607

	$0	$0	$0	$4	$607	$611

	$0	$0	$0	$4	$608	$612

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	141

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7

	$0	$0	$0	$0	$7	$7

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

	$0	$0	$0	$3	$7	$10

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$108	$108

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20	$0	$20
Written Options	0	0	0	0	318	318

	$0	$0	$0	$20	$318	$338

	$0	$0	$0	$20	$426	$446

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(35)	$(35)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17	$0	$17
Written Options	0	0	0	0	(61)	(61)

	$0	$0	$0	$17	$(61)	$(44)

	$0	$0	$0	$17	$(96)	$(79)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$406,736	$0	$406,736
Non-Agency Mortgage-Backed Securities	0	1,670	0	1,670
Short-Term Instruments
Repurchase Agreements	0	5,052	0	5,052

	$0	$413,458	$0	$413,458

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$167	$0	$0	$167

Total Investments	$167	$413,458	$0	$413,625

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Assets
Over the counter	$0	$611	$0	$611

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$608	$0	$608

Totals	$167	$414,066	$0	$414,233

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.7%

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.1%

Lehman Brothers Holdings, Inc.
1.000% due 09/27/2027 ^(b)	$2,000	$39

National Australia Bank Ltd.
1.375% due 07/12/2019	600	598

		637

INDUSTRIALS 0.4%

Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021 «	1,735	1,725

UAL Pass-Through Trust
6.636% due 01/02/2024	662	698

		2,423

Total Corporate Bonds & Notes (Cost $4,078)		3,060

U.S. GOVERNMENT AGENCIES 24.9%

Fannie Mae
2.250% due 10/01/2024 •	3	3
2.306% due 07/01/2027 - 11/01/2040 •	27	27
2.325% due 04/25/2023 •	4	4
2.329% due 07/01/2022 - 08/01/2032 •	4	4
2.410% due 03/25/2022 •	2	2
2.510% due 10/25/2021 •	3	3
2.570% due 12/25/2036 •	106	105
2.606% due 03/25/2034 •	57	56
2.686% due 05/25/2035 •	16	15
2.749% due 03/25/2027 ~	52	52
2.786% due 01/25/2034 •	19	18
2.836% due 05/25/2042 •	23	23
2.840% due 09/25/2042 •	187	186
2.882% due 11/17/2030 - 05/18/2032 •	50	50
2.885% due 03/25/2027 ~	25	25
2.886% due 06/25/2029 - 12/25/2033 •	50	51
2.926% due 05/25/2036 •	10	10
2.932% due 09/17/2027 - 10/18/2030 •	63	63
2.936% due 10/25/2030 •	27	27
2.982% due 11/18/2030 •	31	31
2.986% due 08/25/2031 - 01/25/2033 •	65	66
3.000% due 08/01/2028 - 11/01/2048	414	418
3.036% due 12/25/2021 - 12/25/2030 •	23	23
3.086% due 12/25/2023 •	105	105
3.090% due 04/25/2022	1	1
3.136% due 10/25/2022 - 11/25/2031 •	55	56
3.186% due 09/25/2022 - 04/25/2032 •	37	37
3.236% due 05/25/2022 •	26	26
3.286% due 09/25/2020 •	3	3
3.316% due 01/25/2022 •	7	7
3.321% due 05/01/2036 •	52	53
3.413% due 05/01/2036 •	101	100
3.456% due 04/01/2037 •	5	6
3.486% due 12/25/2023 - 04/25/2032 •	143	146
3.500% due 11/01/2044 - 03/01/2048	6,941	7,061
3.532% due 07/01/2042 - 07/01/2044 •	436	439
3.578% due 04/01/2035 •	7	8
3.582% due 09/01/2041 •	24	24
3.615% due 08/01/2024 •	2	2
3.630% due 10/01/2034 •	87	89
3.636% due 04/25/2023 - 06/01/2033 •	192	195
3.686% due 05/25/2022 - 01/25/2024 •	58	59

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.716% due 03/01/2035 •	$122	$128
3.731% due 04/01/2034 •	22	22
3.732% due 09/01/2040 •	3	3
3.810% due 04/01/2028 •	31	32
3.820% due 04/01/2034 •	22	23
3.855% due 12/01/2025	115	122
3.867% due 05/01/2034 •	20	21
3.900% due 05/01/2030 •	17	17
3.913% due 04/01/2033 •	39	40
3.920% due 04/01/2034 •	65	66
3.965% due 10/01/2032 •	44	44
4.000% due 05/01/2032 - 11/01/2036 •	204	207
4.000% due 06/01/2048	4,010	4,138
4.004% due 05/01/2036 •	60	62
4.019% due 09/01/2033 •	81	83
4.023% due 04/01/2035 •	4	4
4.025% due 11/01/2022 •	3	3
4.033% due 05/01/2035 •	37	39
4.050% due 03/01/2035 •	1	1
4.051% due 05/01/2032 •	40	42
4.056% due 04/01/2035 •	98	100
4.060% due 03/01/2030	447	472
4.062% due 06/01/2035 •	75	78
4.064% due 05/01/2033 - 05/01/2036 •	45	47
4.072% due 07/01/2033 - 03/01/2034 •	372	377
4.078% due 10/01/2032 - 12/01/2032 •	111	114
4.090% due 05/01/2034 •	105	107
4.099% due 04/01/2036 •	1	1
4.100% due 08/01/2028 •	121	125
4.126% due 11/01/2035 •	27	28
4.149% due 09/01/2034 •	40	41
4.153% due 01/01/2035 •	60	62
4.165% due 12/01/2032 •	18	18
4.168% due 06/01/2037 •	23	24
4.181% due 07/01/2035 •	152	160
4.194% due 05/01/2036 •	166	174
4.204% due 11/01/2033 •	102	106
4.205% due 04/01/2035 •	24	26
4.208% due 11/01/2035 •	14	15
4.234% due 01/01/2035 •	4	4
4.235% due 11/01/2035 •	34	35
4.242% due 09/01/2033 •	32	32
4.244% due 05/01/2033 •	29	30
4.251% due 07/01/2035 •	1	1
4.255% due 07/01/2029 •	11	11
4.256% due 03/01/2030 •	196	200
4.257% due 06/01/2030 •	13	13
4.259% due 09/01/2033 •	45	47
4.268% due 07/01/2034 •	56	59
4.278% due 02/01/2035 •	12	13
4.280% due 01/01/2033 •	5	5
4.284% due 12/01/2034 •	11	12
4.289% due 07/01/2037 •	77	82
4.314% due 02/01/2037 •	28	29
4.315% due 01/01/2035 - 05/01/2035 •	117	119
4.325% due 01/01/2033 •	8	9
4.326% due 08/01/2033 •	2	2
4.332% due 09/01/2035 •	193	203
4.335% due 09/01/2033 •	141	147
4.344% due 07/01/2034 •	124	128
4.361% due 11/01/2032 •	9	9
4.366% due 07/01/2035 •	15	16
4.369% due 07/01/2035 •	15	15
4.377% due 08/01/2035 •	116	121
4.385% due 10/01/2033 - 07/01/2034 •	154	158
4.389% due 06/01/2035 •	14	14
4.393% due 03/01/2034 •	254	264
4.395% due 07/01/2033 •	37	39
4.400% due 04/01/2033 •	1	1
4.405% due 06/01/2034 •	3	3
4.410% due 02/01/2035 •	57	59
4.413% due 11/01/2034 - 08/01/2035 •	105	109
4.418% due 08/25/2042 ~	28	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.420% due 09/01/2033 - 06/01/2036 •	$82	$87
4.431% due 09/01/2033 - 11/01/2034 •	16	17
4.434% due 02/01/2035 •	11	11
4.436% due 07/01/2035 •	31	33
4.439% due 07/01/2035 •	9	10
4.441% due 04/01/2033 •	12	12
4.455% due 08/01/2033 •	15	15
4.464% due 07/01/2033 •	85	90
4.465% due 09/01/2034 •	130	132
4.475% due 12/01/2036 •	110	116
4.480% due 10/01/2034 •	15	16
4.485% due 12/01/2035 •	213	223
4.491% due 04/01/2040 •	229	240
4.495% due 04/01/2036 - 07/01/2037 •	225	230
4.496% due 09/01/2036 •	1	1
4.499% due 11/01/2033 •	208	215
4.500% due 07/01/2035 •	61	62
4.502% due 03/01/2035 •	144	150
4.503% due 10/01/2035 •	19	20
4.504% due 02/01/2032 •	8	9
4.506% due 09/01/2035 •	36	37
4.507% due 11/01/2034 •	11	11
4.523% due 07/01/2033 •	4	4
4.525% due 10/01/2033 •	32	34
4.527% due 01/01/2035 •	33	34
4.529% due 11/01/2026 •	103	105
4.540% due 02/01/2034 •	46	48
4.547% due 11/01/2033 •	42	44
4.552% due 04/01/2035 •	13	14
4.554% due 08/01/2033 •	116	119
4.567% due 11/01/2034 •	34	36
4.569% due 11/01/2033 •	155	161
4.570% due 06/01/2021 •	3	3
4.575% due 12/01/2034 •	35	37
4.607% due 02/01/2035 •	36	37
4.615% due 06/01/2027 - 10/01/2043 •	20	20
4.619% due 11/01/2031 •	20	21
4.620% due 02/01/2035 •	88	89
4.633% due 06/01/2030 •	2	2
4.634% due 12/01/2035 •	3	3
4.635% due 11/01/2043 •	108	111
4.644% due 10/01/2033 •	163	171
4.645% due 01/01/2037 •	2	2
4.648% due 01/01/2036 •	2	2
4.649% due 12/01/2035 •	19	20
4.650% due 09/01/2032 •	4	5
4.673% due 11/01/2033 •	35	37
4.677% due 01/01/2033 •	5	6
4.692% due 12/01/2036 •	7	7
4.700% due 03/01/2033 - 11/01/2047 •	127	128
4.702% due 06/01/2034 •	201	202
4.718% due 01/01/2034 •	2	2
4.722% due 11/01/2034 •	11	12
4.725% due 03/01/2033 •	35	37
4.726% due 12/01/2033 - 02/01/2034 •	103	108
4.728% due 07/01/2026 •	154	159
4.730% due 12/01/2035 •	190	195
4.735% due 02/01/2034 •	165	174
4.737% due 12/01/2035 •	12	13
4.738% due 01/01/2033 •	10	11
4.739% due 08/01/2037 •	569	595
4.743% due 09/01/2029 •	45	46
4.750% due 01/01/2033 - 03/01/2036 •	89	92
4.766% due 08/01/2026	442	489
4.775% due 11/01/2032 - 02/01/2036 •	70	74
4.780% due 03/01/2034 •	13	13
4.789% due 01/01/2036 •	205	217
4.792% due 02/01/2034 •	122	128
4.795% due 12/01/2035 •	58	58
4.797% due 05/01/2037 •	200	205
4.807% due 10/01/2035 •	87	86
4.808% due 03/01/2033 •	77	78

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	143

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.814% due 06/01/2034 •	$7	$7
4.847% due 02/01/2035 •	38	40
4.872% due 01/01/2033 •	4	5
4.900% due 03/01/2035 •	106	107
4.946% due 01/01/2036 •	8	8
4.947% due 12/01/2030 •	3	3
4.960% due 04/01/2035 •	1	1
5.070% due 09/01/2037 •	175	180
5.221% due 09/01/2035 •	95	102
5.230% due 04/01/2033 •	112	112
5.363% due 12/25/2042 ~	115	123
5.500% due 08/25/2020	2	2
6.000% due 02/25/2044 - 08/25/2044	41	46
6.250% due 05/25/2042	27	30
6.317% due 09/01/2024 •	230	225
6.500% due 07/25/2021 - 01/25/2044	582	651
7.000% due 02/25/2023 - 02/25/2044	34	35
7.500% due 05/01/2028 - 05/25/2042	34	39
8.000% due 08/25/2022 - 10/01/2026	63	67
9.000% due 03/25/2020	2	2

Fannie Mae, TBA
2.500% due 05/01/2034	3,000	2,980
3.000% due 05/01/2034 - 06/01/2040	10,000	10,057
3.500% due 05/01/2049	25,700	26,039
4.000% due 04/01/2049 - 05/01/2049	43,400	44,610

Freddie Mac
2.329% due 01/01/2030 •	25	24
2.586% due 06/25/2029 •	73	74
2.616% due 08/25/2031 •	421	419
2.630% due 11/01/2024 •	15	15
2.678% due 12/01/2024 •	93	92
2.770% due 09/25/2031 •	233	231
2.784% due 03/15/2036 •	3	3
2.834% due 02/15/2029 - 03/15/2029 •	39	38
2.884% due 07/15/2026 - 01/15/2033 •	109	107
2.886% due 05/25/2043 •	1,016	1,012
2.934% due 03/15/2024 - 08/15/2029 •	106	105
2.984% due 05/15/2023 - 01/15/2032 •	102	103
3.000% due 02/01/2048 - 09/01/2048	14,156	14,107
3.034% due 08/15/2029 - 03/15/2032 •	107	108
3.084% due 08/15/2022 - 12/15/2031 •	126	126
3.184% due 04/15/2022 •	3	3
3.364% due 02/25/2045 •	50	50
3.476% due 09/01/2030 •	137	142
3.530% due 09/01/2037 •	242	246
3.597% due 10/25/2044 •	559	565
3.761% due 04/01/2036 •	108	108
3.797% due 07/25/2044 •	2,772	2,789
3.905% due 03/01/2036 •	137	140
3.920% due 04/01/2036 •	29	29
4.098% due 12/01/2035 •	16	16
4.100% due 05/01/2035 •	77	78
4.125% due 04/01/2032 •	27	28
4.138% due 05/01/2033 •	1	1
4.197% due 04/01/2034 •	74	77
4.225% due 08/01/2033 - 03/01/2036 •	21	22
4.226% due 04/01/2032 •	126	133
4.252% due 04/01/2030 •	224	223
4.267% due 05/01/2035 •	182	190
4.320% due 07/01/2033 •	2	2
4.358% due 03/01/2032 •	48	49
4.361% due 07/01/2035 •	23	24
4.375% due 11/01/2029 •	42	42
4.379% due 07/01/2035 •	3	3
4.399% due 09/01/2034 •	16	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.409% due 03/01/2035 •	$26	$27
4.415% due 08/01/2035 •	195	198
4.416% due 08/01/2035 •	2	2
4.422% due 08/01/2035 •	104	109
4.424% due 10/01/2027 •	12	12
4.450% due 07/01/2033 •	7	7
4.461% due 06/01/2035 •	5	5
4.462% due 03/01/2035 •	52	54
4.485% due 07/01/2036 •	1	1
4.490% due 09/01/2036 •	215	214
4.491% due 09/01/2035 •	28	30
4.500% due 03/15/2021 - 04/15/2032	267	284
4.506% due 08/01/2035 •	17	18
4.521% due 09/01/2035 •	10	10
4.540% due 07/01/2036 - 01/01/2037 •	131	133
4.543% due 08/01/2036 •	19	19
4.563% due 11/01/2036 •	3	3
4.564% due 06/01/2035 •	9	10
4.565% due 01/01/2034 •	159	167
4.590% due 09/01/2035 •	9	10
4.603% due 12/01/2034 •	4	5
4.605% due 09/01/2034 - 11/01/2036 •	769	805
4.629% due 08/01/2023 •	4	4
4.682% due 07/01/2037 •	85	85
4.704% due 11/01/2033 •	31	33
4.705% due 12/01/2036 •	26	27
4.712% due 10/01/2034 - 03/01/2036 •	126	132
4.720% due 01/01/2030 •	91	95
4.722% due 01/01/2036 •	6	6
4.724% due 11/01/2033 •	92	96
4.741% due 02/01/2037 •	6	7
4.743% due 09/01/2035 •	67	70
4.750% due 12/01/2034 •	208	218
4.774% due 04/01/2034 •	4	4
4.780% due 11/01/2036 •	8	9
4.790% due 11/01/2034 •	152	152
4.835% due 08/01/2037 •	81	83
4.839% due 01/01/2036 •	28	30
4.854% due 02/01/2036 •	4	5
4.861% due 01/01/2035 •	5	5
4.865% due 02/01/2036 •	2	3
4.866% due 12/01/2032 •	10	11
4.891% due 03/01/2030 •	65	66
4.922% due 02/01/2035 •	63	66
4.954% due 02/01/2036 •	15	16
4.975% due 01/01/2037 •	5	6
4.988% due 02/01/2036 •	18	19
5.065% due 01/01/2027 •	31	31
5.278% due 02/01/2035 •	98	103
5.500% due 08/15/2030 - 10/15/2032	11	12
6.000% due 01/15/2029 - 05/01/2035	33	37
6.250% due 12/15/2023	3	3
7.000% due 10/15/2022 - 07/15/2027	42	45
8.500% due 11/15/2021	24	25

Ginnie Mae
2.500% due 07/20/2045 - 12/20/2045 •	2,186	2,229
2.682% due 01/16/2031 •	3	3
2.838% due 06/20/2032 •	27	27
2.882% due 02/16/2032 •	43	43
2.932% due 03/16/2031 •	25	25
2.982% due 04/16/2032 •	28	28
3.375% (H15T1Y + 1.500%) due 02/20/2025 ~•	6	6
3.375% due 01/20/2027 - 01/20/2030 •	180	185
3.625% due 04/20/2033 •	47	49
3.628% due 09/20/2067	11,203	11,444
3.750% (H15T1Y + 1.500%) due 07/20/2026 ~	8	8
3.750% due 09/20/2029 - 09/20/2032 •	389	403
4.125% due 10/20/2029 •	387	401

Total U.S. Government Agencies (Cost $149,459)		150,390

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.9%

U.S. Treasury Bonds
3.125% due 02/15/2043 (e)	$4,730	$5,023

Total U.S. Treasury Obligations (Cost $5,532)		5,023

NON-AGENCY MORTGAGE-BACKED SECURITIES 23.9%

Adjustable Rate Mortgage Trust
2.986% due 10/25/2035 •	5	5
4.105% due 11/25/2035 ^~	179	163
4.337% due 03/25/2035 ~	38	38

American Home Mortgage Investment Trust
4.236% due 10/25/2034 •	29	29

Ashford Hospitality Trust
3.784% due 05/15/2035 •	400	400
4.084% due 05/15/2035 •	300	300
5.234% due 05/15/2035 •	400	401

BAMLL Commercial Mortgage Securities Trust
3.700% due 03/15/2034 ~•(a)	100	100
4.100% due 03/15/2034 •(a)	3,170	3,170

Banc of America Alternative Loan Trust
6.000% due 04/25/2036	59	60

Banc of America Funding Trust
4.036% due 06/25/2034 ~	170	169
4.633% due 05/25/2035 ~	14,592	15,350
4.713% due 03/20/2035 ~	9	9
4.870% due 11/20/2035 ^~	298	282

Banc of America Mortgage Trust
4.041% due 10/25/2035 ^~	69	67
4.343% due 06/25/2034 ~	25	25
4.476% due 05/25/2033 ~	188	192
4.485% due 04/25/2034 ~	77	78
4.559% due 11/25/2034 ~	8	8
4.651% due 11/25/2033 ~	62	62
4.713% due 09/25/2033 ~	91	92
4.892% due 01/25/2034 ~	40	40
5.016% due 02/25/2034 ~	355	362
5.080% due 01/25/2035 ~	20	20

Bancorp Commercial Mortgage Trust
3.334% due 08/15/2032 •	1,261	1,260
3.684% due 08/15/2032 •	1,400	1,393
4.084% due 08/15/2032 •	1,000	998

BCAP LLC Trust
2.910% due 02/26/2036 •	384	383
5.250% due 06/26/2035 ~	77	77
6.500% due 02/26/2036 ~	2,044	1,756

Bear Stearns Adjustable Rate Mortgage Trust
4.204% due 10/25/2033 ~	16	16
4.208% due 01/25/2035 ~	47	48
4.384% due 07/25/2034 ~	35	35
4.427% due 01/25/2035 ~	44	43
4.440% due 02/25/2033 ~	3	3
4.578% due 02/25/2034 ~	75	75
4.585% due 10/25/2033 ~	1	1
4.591% due 02/25/2034 ~	577	575
4.734% due 02/25/2033 ~	5	5
4.743% due 01/25/2034 ~	364	370
4.886% due 01/25/2034 ~	115	119
5.026% due 04/25/2033 ~	67	69

Bear Stearns ALT-A Trust
2.646% due 02/25/2034 •	407	407
2.826% due 08/25/2036 ^•	8	6
3.960% due 11/25/2036 ^~	353	294

BX Trust
3.404% due 07/15/2034 •	1,020	1,018

Chase Mortgage Finance Trust
4.186% due 12/25/2035 ^~	70	68
4.278% due 12/25/2035 ^~	51	49
4.621% due 02/25/2037 ~	708	700

Citigroup Mortgage Loan Trust
3.286% due 08/25/2035 ^•	297	279
4.490% due 05/25/2035 •	82	83
4.990% due 11/25/2035 •	152	153

Citigroup Mortgage Loan Trust, Inc.
3.784% due 08/25/2034 ~	2	2
4.680% due 09/25/2035 •	122	124
4.972% due 03/25/2034 ~	40	40

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
2.686% due 06/25/2037 •	$1,361	$1,310
2.928% due 08/25/2035 ~	2,180	2,089
3.661% due 06/25/2037 ~	341	34
4.180% due 10/25/2035 ^~	39	34

Countrywide Home Loan Mortgage Pass-Through Trust
2.836% due 08/25/2035 ^•	117	66
3.895% due 06/20/2035 ~	158	160
4.095% due 08/25/2034 ^~	617	569
4.272% due 11/25/2034 ~	1,956	1,951
4.508% due 12/25/2033 ~	74	75
4.667% due 02/20/2036 ^•	35	32
5.500% due 11/25/2035 ^	176	155

Credit Suisse First Boston Mortgage Securities Corp.
4.645% due 11/25/2032 ~	9	9
5.379% due 06/25/2032 ~	3	3

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.009% due 07/25/2033 ~	153	154
4.124% due 07/25/2033 ~	327	323
4.366% due 01/25/2034 ~	433	442
4.675% due 10/25/2033 ~	179	180

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.000% due 10/25/2033	3	3

First Horizon Alternative Mortgage Securities Trust
4.266% due 07/25/2035 ~	154	130
4.580% due 08/25/2034 ~	274	273

First Horizon Mortgage Pass-Through Trust
2.756% due 02/25/2035 •	84	78
3.208% due 02/25/2035 •	330	313
4.901% due 04/25/2035 ~	154	156

GMAC Mortgage Corp. Loan Trust
4.169% due 11/19/2035 ~	145	139

GS Mortgage Securities Corp.
3.924% due 10/10/2032	1,700	1,725

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	2,100	2,069

GSR Mortgage Loan Trust
2.840% due 01/25/2034 •	175	173
3.591% due 06/25/2034 ~	13	13
3.844% due 06/25/2034 ~	53	53
4.174% due 08/25/2034 ~	88	86
4.259% due 05/25/2035 ~	110	107
4.300% due 03/25/2033 •	10	10
4.521% due 09/25/2035 ~	6,010	6,146
4.680% due 09/25/2034 ~	2,720	2,797
6.000% due 03/25/2032	5	5

HarborView Mortgage Loan Trust
2.672% due 02/19/2046 •	816	804
2.922% due 05/19/2035 •	47	46

Impac CMB Trust
3.126% due 08/25/2035 •	1,380	1,349

IndyMac Adjustable Rate Mortgage Trust
3.947% due 01/25/2032 ~	32	31

IndyMac Mortgage Loan Trust
2.676% due 09/25/2046 •	430	388
3.266% due 05/25/2034 •	63	61

InTown Hotel Portfolio Trust
3.184% due 01/15/2033 •	600	597
3.534% due 01/15/2033 •	300	297
3.734% due 01/15/2033 •	400	398
4.534% due 01/15/2033 •	1,000	995

JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	20	14

JPMorgan Chase Commercial Mortgage Securities Trust
6.234% due 05/15/2028 •	1,951	1,929

JPMorgan Mortgage Trust
4.171% due 11/25/2033 ~	15	15
4.220% due 11/25/2035 ^~	178	172
4.327% due 07/25/2035 ~	20	21
4.329% due 07/25/2035 ~	350	359
4.389% due 04/25/2035 ~	221	224
4.395% due 09/25/2034 ~	1	1
4.429% due 10/25/2035 ~	322	306
4.628% due 11/25/2033 ~	23	24
4.687% due 07/25/2035 ~	359	357

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ladder Capital Commercial Mortgage Mortgage Trust
3.364% due 09/15/2034 •	$2,006	$2,002
3.734% due 09/15/2034 •	1,200	1,199

Lanark Master Issuer PLC
3.467% due 12/22/2069	2,800	2,810

MASTR Adjustable Rate Mortgages Trust
3.549% due 02/25/2034 ~	216	207
4.012% due 12/25/2033 ~	77	75
4.269% due 01/25/2034 ~	17	17
4.467% due 11/21/2034 ~	79	82
4.506% due 01/25/2036 ~	93	92
4.550% due 08/25/2034 ~	498	503
4.662% due 08/25/2034 ~	979	990
4.669% due 07/25/2034 ~	868	825
5.025% due 09/25/2033 ~	417	422

Merrill Lynch Mortgage Investors Trust
2.750% due 02/25/2034 ~	26	25
3.106% due 08/25/2028 •	58	57
3.146% due 06/25/2028 •	165	164
3.524% due 03/25/2028 •	200	201
4.318% due 04/25/2035 ~	380	369
4.447% due 02/25/2035 ~	108	112
4.523% due 09/25/2033 ~	8	8

Morgan Stanley Mortgage Loan Trust
2.806% due 01/25/2035 •	713	702

Motel 6 Trust
3.404% due 08/15/2034 •	2,436	2,428
3.674% due 08/15/2034 •	2,165	2,161
4.634% due 08/15/2034 •	180	181

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.115% due 10/25/2035 ~	35	34

Pepper Residential Securities Trust
3.638% due 06/20/2060	3,462	3,460

Prime Mortgage Trust
2.886% due 02/25/2034 •	33	32
5.000% due 08/25/2034	2	2
6.000% due 02/25/2034	14	15

Provident Funding Mortgage Loan Trust
4.155% due 05/25/2035 ~	12	12

RBSSP Resecuritization Trust
3.130% due 08/26/2045 •	204	201

Ready Captial Mortgage Financing LLC
3.500% due 03/25/2034 •(a)	6,000	6,000

Residential Asset Mortgage Products Trust
6.500% due 12/25/2031	5	4
7.500% due 12/25/2031	360	367

Residential Asset Securitization Trust
5.250% due 04/25/2034	44	45

Residential Funding Mortgage Securities, Inc. Trust
5.100% due 02/25/2036 ^~	164	149
6.500% due 03/25/2032	10	10

Sequoia Mortgage Trust
3.005% due 03/20/2035 •	321	304
3.194% due 05/20/2034 •	781	763
3.248% due 04/20/2033 •	31	31
3.288% due 10/20/2027 •	127	125
3.847% due 07/20/2034 ~	29	29

Spirit Master Funding LLC
5.370% due 07/20/2040	9,402	9,581

Structured Adjustable Rate Mortgage Loan Trust
0.490% (LIBOR01M + 0.300%) due 09/25/2034 ~	139	131
2.726% due 03/25/2035 •	125	116
2.926% due 08/25/2035 •	350	349
4.425% due 08/25/2034 ~	1,129	1,099
4.578% due 08/25/2034 ~	599	593
4.596% due 09/25/2034 ~	154	156

Structured Asset Mortgage Investments Trust
3.162% due 11/19/2033 •	38	37
3.162% due 05/19/2035 •	196	193
3.182% due 02/19/2035 •	2,852	2,822

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.396% due 11/25/2033 ~	44	45
4.410% due 06/25/2033 ~	1,379	1,369

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.524% due 09/25/2033 ~	$55	$55
4.553% due 07/25/2032 ~	1	1
4.710% due 03/25/2033 ~	314	323

Waldorf Astoria Boca Raton Trust
4.534% due 06/15/2029 •	1,800	1,802

WaMu Mortgage Pass-Through Certificates Trust
2.625% due 08/25/2046 •	1,830	1,795
2.625% due 09/25/2046 •	4,383	4,405
2.746% due 11/25/2045 •	5,548	5,510
2.756% due 12/25/2045 •	2,768	2,769
2.776% due 10/25/2045 •	3,086	3,039
2.776% due 12/25/2045 •	2,420	2,397
3.066% due 07/25/2045 •	6,534	6,507
3.286% due 01/25/2045 •	1,245	1,248
3.397% due 08/25/2046 •	68	64
3.597% due 11/25/2042 •	161	156
3.797% due 08/25/2042 •	14	13
4.016% due 10/25/2035 ^~	460	206
4.117% due 09/25/2035 ~	412	414
4.250% due 08/25/2033 ~	582	550
4.481% due 10/25/2033 ~	221	224

Washington Mutual Mortgage Pass-Through Certificates Trust
3.797% due 02/25/2033 ~	13	12
4.160% due 06/25/2033 ~	23	23
4.279% due 11/25/2030 ~	150	152
4.615% due 02/25/2033 ~	24	24
7.000% due 03/25/2034	56	61

Wells Fargo Commercial Mortgage Trust
3.349% due 12/13/2031 •	2,815	2,811
3.599% due 12/13/2031 •	2,335	2,327
4.344% due 12/13/2031 •	160	159

Wells Fargo Mortgage-Backed Securities Trust
2.986% due 07/25/2037 ^•	150	134
4.420% due 06/25/2034 ~	36	37
4.441% due 05/25/2034 ~	9	9
4.544% due 08/25/2035 ~	17	17
4.558% due 12/25/2034 ~	345	350
4.583% due 10/25/2033 ~	19	19
4.675% due 08/25/2033 ~	129	132
4.675% due 04/25/2036 ^~	7	7
4.735% due 09/25/2034 ~	86	88
4.751% due 10/25/2035 ~	49	49
4.778% due 01/25/2034 ~	58	60
4.796% due 06/25/2035 ~	45	47
4.828% due 12/25/2033 ~	37	38
4.903% due 12/25/2033 ~	94	98
4.903% due 06/25/2035 ~	32	34
5.086% due 04/25/2035 ~	97	98
6.000% due 09/25/2036 ^	28	27

Total Non-Agency Mortgage-Backed Securities (Cost $140,187)		144,118

ASSET-BACKED SECURITIES 42.8%

Accredited Mortgage Loan Trust
3.246% due 01/25/2034 •	107	105
3.356% due 01/25/2035 •	812	806

ACE Securities Corp. Home Equity Loan Trust
5.111% due 06/25/2033 ^•	281	281

Allegro CLO Ltd.
3.971% due 01/30/2026 •	1,658	1,658

Ally Auto Receivables Trust
2.850% due 03/15/2022	10,000	10,015

American Credit Acceptance Receivables Trust
2.920% due 08/12/2021	214	215

American Express Credit Account Master Trust
2.870% due 10/15/2024	9,100	9,197

AmeriCredit Automobile Receivables Trust
1.690% due 12/18/2020	1,356	1,354

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.836% due 02/25/2033 •	677	680

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.521% due 01/25/2034 •	330	330
3.536% due 12/25/2033 •	3,549	3,557

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	145

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Funding Certificates Trust
3.106% due 04/25/2034 •	$1,806	$1,812

B2R Mortgage Trust
2.567% due 06/15/2049	2,743	2,710

Bank of The West Auto Trust
1.780% due 02/15/2021	751	750

Bear Stearns Asset-Backed Securities Trust
2.896% due 12/25/2035 •	51	51
3.486% due 11/25/2042 •	212	212
3.753% due 10/25/2036 ~	1,515	1,284

Bear Stearns Second Lien Trust
3.686% due 01/25/2036 •	2,532	2,529

Business Jet Securities LLC
4.447% due 06/15/2033	2,428	2,460

California Republic Auto Receivables Trust
1.830% due 12/15/2021	2,361	2,347

Carrington Mortgage Loan Trust
2.666% due 02/25/2036 •	17	17

Cent CLO Ltd.
3.857% due 10/15/2026 •	2,900	2,887

Chesapeake Funding LLC
2.940% due 04/15/2031	4,000	4,013

College Avenue Student Loans LLC
3.686% due 12/26/2047 •	1,147	1,161
4.130% due 12/26/2047	1,577	1,645

Conseco Finance Corp.
6.240% due 12/01/2028	42	42

Countrywide Asset-Backed Certificates Trust
3.026% due 12/25/2034 •	2,555	2,542

Countrywide Asset-Backed Certificates Trust, Inc.
2.946% due 09/25/2034 •	47	47

Credit Suisse First Boston Mortgage Securities Corp.
4.136% due 05/25/2043 •	832	829

Credit-Based Asset Servicing & Securitization LLC
4.575% due 05/25/2035 Ø	606	608

Discover Card Execution Note Trust
3.040% due 07/15/2024	900	913

Drive Auto Receivables Trust
2.780% due 10/15/2020	144	144

Dryden Senior Loan Fund
3.687% due 10/15/2027 •	5,100	5,073

DT Auto Owner Trust
3.080% due 09/15/2022	9,390	9,399

Enterprise Fleet Financing LLC
3.140% due 02/20/2024	3,655	3,671

EquiFirst Mortgage Loan Trust
3.607% due 09/25/2033 •	90	89

Exeter Automobile Receivables Trust
2.210% due 05/17/2021	853	853
3.200% due 04/15/2022	8,775	8,789

Flagship Credit Auto Trust
3.110% due 08/15/2023	9,772	9,796
3.410% due 05/15/2023	2,875	2,888

Flatiron CLO Ltd.
3.933% due 01/17/2026 •	2,189	2,189

Ford Credit Auto Owner Trust
2.120% due 07/15/2026	5,500	5,472

Fremont Home Loan Trust
3.506% due 06/25/2035 •	341	343

GLS Auto Receivables Issuer Trust
3.370% due 01/17/2023	2,113	2,116

GLS Auto Receivables Trust
3.250% due 04/18/2022	4,512	4,515

GM Financial Automobile Leasing Trust
1.720% due 01/21/2020	279	279

GSAMP Trust
3.336% due 01/25/2045 •	1,078	1,086

GSRPM Mortgage Loan Trust
2.996% due 03/25/2035 •	1,235	1,234

Hertz Fleet Lease Funding LP
3.593% due 04/10/2030 •	935	936

Home Equity Asset Trust
3.086% due 11/25/2032 •	8	8

Home Equity Mortgage Loan Asset-Backed Trust
3.006% due 10/25/2035 •	1,600	1,508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Mortgage Trust
5.821% due 04/25/2035 Ø	$120	$121

HSI Asset Securitization Corp. Trust
2.536% due 10/25/2036 •	8	4

Hyundai Auto Lease Securitization Trust
1.690% due 12/16/2019	80	80

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.372% due 05/25/2033 ~	764	796

JPMorgan Mortgage Acquisition Corp.
2.916% due 12/25/2035 •	2,641	2,648

Lehman XS Trust
2.636% due 04/25/2037 ^•	1,066	1,019

Long Beach Mortgage Loan Trust
3.046% due 10/25/2034 •	736	722
3.186% due 03/25/2032 •	20	21
3.341% due 07/25/2034 •	305	305

Marlette Funding Trust
3.060% due 07/17/2028	634	634
3.440% due 04/16/2029	10,000	10,035

Mercedes-Benz Auto Lease Trust
2.200% due 04/15/2020	1,082	1,081
3.010% due 02/16/2021	1,600	1,604

Merrill Lynch Mortgage Investors Trust
3.506% due 07/25/2035 •	367	370

Morgan Stanley Dean Witter Capital, Inc. Trust
3.836% due 02/25/2033 •	135	135

Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0

Navient Private Education Loan Trust
2.884% due 12/16/2058 •	1,414	1,415

Navient Student Loan Trust
2.736% due 06/27/2067 •	1,250	1,248
3.286% due 07/26/2066 •	4,000	4,009

Nelnet Student Loan Trust
3.286% due 09/25/2065 •	4,402	4,420

New Century Home Equity Loan Trust
3.221% due 07/25/2035 •	37	37

Option One Mortgage Loan Trust Asset-Backed Certificates
3.126% due 07/25/2033 •	158	157

OSCAR U.S. Funding Trust LLC
2.910% due 04/12/2021	481	480
2.983% due 04/12/2021 •	1,442	1,443

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.521% due 02/25/2035 •	928	932

Prestige Auto Receivables Trust
1.800% due 11/16/2020	94	94
2.970% due 12/15/2021	4,279	4,280

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024	587	588

Renaissance Home Equity Loan Trust
3.186% due 08/25/2032 •	10	9
3.590% due 09/25/2037	3,851	2,057

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	1,206	843

Residential Asset Securities Corp. Trust
5.120% due 12/25/2033 ~	466	483

Santander Drive Auto Receivables Trust
3.490% due 05/17/2021	1,700	1,704

SLC Student Loan Trust
2.711% due 09/15/2026 •	3,244	3,240
2.721% due 03/15/2027 •	956	955

SLM Private Credit Student Loan Trust
3.161% due 12/16/2030 •	1,049	1,049

SLM Private Education Loan Trust
2.500% due 03/15/2047	2,484	2,481

SMB Private Education Loan Trust
2.490% due 06/15/2027	1,151	1,143
2.784% due 09/15/2025 •	1,228	1,228

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	2,555	2,537
2.770% due 05/25/2026	2,705	2,697
3.260% due 08/25/2025	722	724

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Consumer Loan Program Trust
2.550% due 02/25/2027	$913	$911
2.930% due 04/26/2027	2,257	2,255
3.280% due 09/15/2023	800	801

SoFi Professional Loan Program LLC
1.550% due 03/26/2040	3,362	3,349
1.720% due 09/25/2040	1,940	1,931
1.750% due 07/25/2040	2,128	2,116
1.860% due 11/26/2040	2,808	2,781
2.390% due 02/25/2042	1,045	1,041
2.630% due 07/25/2040	5,628	5,531
2.740% due 05/25/2040	4,877	4,833
2.780% due 08/17/2048	10,000	10,012

SoFi Professional Loan Program Trust
3.120% due 02/25/2048	424	425

Sound Point CLO Ltd.
3.647% due 04/15/2027 •	800	800

Soundview Home Loan Trust
3.786% due 11/25/2033 •	64	65

Specialty Underwriting & Residential Finance Trust
3.166% due 01/25/2034 •	323	315

Spirit Master Funding LLC
5.760% due 03/20/2041	9,253	9,566

Springleaf Funding Trust
2.680% due 07/15/2030	5,240	5,201

Tralee CLO Ltd.
3.791% due 10/20/2027 •	5,200	5,178

Tricon American Homes Trust
2.716% due 09/17/2034	1,500	1,481
2.916% due 09/17/2034	1,100	1,081
3.215% due 09/17/2034	100	99

Trillium Credit Card Trust
3.038% due 01/26/2024	5,000	5,018

TruPS Financials Note Securitization Ltd.
4.203% due 09/20/2039 •	3,825	3,796

Westlake Automobile Receivables Trust
2.240% due 12/15/2020	2,322	2,319

World Omni Auto Receivables Trust
3.020% due 04/15/2022	10,000	10,038

Total Asset-Backed Securities (Cost $259,346)		258,216

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (c) 0.7%
		4,261

Total Short-Term Instruments (Cost $4,261)		4,261

Total Investments in Securities (Cost $562,863)		565,068

	SHARES
INVESTMENTS IN AFFILIATES 20.9%

SHORT-TERM INSTRUMENTS 20.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 20.9%

PIMCO Short-Term Floating NAV Portfolio III	12,754,359	126,128

Total Short-Term Instruments (Cost $126,065)		126,128

Total Investments in Affiliates (Cost $126,065)		126,128

Total Investments 114.6% (Cost $688,928)		$691,196

Financial Derivative Instruments (d)(f) 0.1% (Cost or Premiums, net $(1,118))		728

Other Assets and Liabilities, net (14.7)%		(88,528)

Net Assets 100.0%		$603,396

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$4,261	U.S. Treasury Notes 1.125% due 06/30/2021	$(4,348)	$4,261	$4,262

Total Repurchase Agreements						$(4,348)	$4,261	$4,262

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$4,262	$0	$0	$4,262	$(4,348)	$(86)

Total Borrowings and Other Financing Transactions	$4,262	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	273	$	33,912	$507	$0	$(77)

Total Futures Contracts					$507	$0	$(77)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	12/16/2019	$900	$(4)	$4	$0	$0	$0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2020	21,400	343	(73)	270	12	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2021	10,900	272	(37)	235	12	0
Receive(1)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026	21,600	(749)	(183)	(932)	52	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	23,400	1,030	(130)	900	61	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	2,900	201	(24)	177	8	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/16/2045	7,600	(261)	0	(261)	20	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	1,400	168	(143)	25	4	0

Total Swap Agreements						$1,000	$(586)	$414	$169	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	147

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$169	$169	$0	$(77)	$0	$(77)

(e)

Securities with an aggregate market value of $1,675 and cash of $681 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$11,605	$(216)	$303	$87	$0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	23,000	(662)	873	211	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	900	(6)	2	0	(4)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	4,255	(72)	104	32	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	36,050	(647)	832	185	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	2,031	11	4	15	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	3,150	(183)	215	32	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	100	(4)	5	1	0

MYC	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	9,671	(187)	260	73	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	3,600	(95)	128	33	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(39)	48	9	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	8,300	(18)	(20)	0	(38)

Total Swap Agreements						$(2,118)	$2,754	$678	$(42)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(4)
BOA	$0	$0	$298	$298	$0	$0	$0	$0	$298	$(260)	$38
FBF	0	0	32	32	0	0	(4)	(4)	28	0	28
GST	0	0	233	233	0	0	0	0	233	(290)	(57)
MYC	0	0	106	106	0	0	0	0	106	(59)	47
SAL	0	0	9	9	0	0	(38)	(38)	(29)	0	(29)

Total Over the Counter	$0	$0	$678	$678	$0	$0	$(42)	$(42)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$169	$169

Over the counter
Swap Agreements	$0	$678	$0	$0	$0	$678

	$0	$678	$0	$0	$169	$847

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$77	$77

Over the counter
Swap Agreements	$0	$42	$0	$0	$0	$42

	$0	$42	$0	$0	$77	$119

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$699	$699
Swap Agreements	0	0	0	0	574	574

	$0	$0	$0	$0	$1,273	$1,273

Over the counter
Written Options	$0	$0	$0	$0	$81	$81
Swap Agreements	0	524	0	0	0	524

	$0	$524	$0	$0	$81	$605

	$0	$524	$0	$0	$1,354	$1,878

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$203	$203
Swap Agreements	0	0	0	0	(2,217)	(2,217)

	$0	$0	$0	$0	$(2,014)	$(2,014)

Over the counter
Swap Agreements	$0	$383	$0	$0	$0	$383

	$0	$383	$0	$0	$(2,014)	$(1,631)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	149

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$637	$0	$637
Industrials	0	698	1,725	2,423
U.S. Government Agencies	0	150,390	0	150,390
U.S. Treasury Obligations	0	5,023	0	5,023
Non-Agency Mortgage-Backed Securities	9,270	134,848	0	144,118
Asset-Backed Securities	0	258,216	0	258,216
Short-Term Instruments
Repurchase Agreements	0	4,261	0	4,261

	$9,270	$554,073	$1,725	$565,068

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$126,128	$0	$0	$126,128

Total Investments	$135,398	$554,073	$1,725	$691,196

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$169	$0	$169
Over the counter	0	678	0	678

	$0	$847	$0	$847

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(77)	0	0	(77)
Over the counter	0	(42)	0	(42)

	$(77)	$(42)	$0	$(119)

Total Financial Derivative Instruments	$(77)	$805	$0	$728

Totals	$135,321	$554,878	$1,725	$691,924

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.7%

CORPORATE BONDS & NOTES 21.5%

BANKING & FINANCE 16.4%

ABN AMRO Bank NV
1.800% due 09/20/2019	$2,500	$2,489

AerCap Ireland Capital DAC
3.750% due 05/15/2019	18,339	18,355

African Development Bank
2.801% (US0003M + 0.190%) due 06/15/2020 ~	1,500	1,503

American Express Credit Corp.
1.875% due 05/03/2019	6,000	6,000
3.068% (US0003M + 0.330%) due 05/03/2019 ~	7,000	7,000

American Honda Finance Corp.
2.875% (US0003M + 0.260%) due 06/16/2020 ~	3,000	3,006

Asian Development Bank
2.793% (US0003M + 0.010%) due 07/10/2019 ~	15,000	15,003

Banque Federative du Credit Mutuel S.A.
2.000% due 04/12/2019	1,500	1,500

Barclays PLC
2.750% due 11/08/2019	1,100	1,099

BNG Bank NV
2.897% due 07/14/2020 •	7,600	7,610

Citibank N.A.
2.875% (US0003M + 0.260%) due 09/18/2019 ~	2,500	2,503

Citigroup, Inc.
2.400% due 02/18/2020	4,000	3,985
3.537% (US0003M + 0.930%) due 06/07/2019 ~	22,000	22,034

Credit Agricole S.A.
2.500% due 04/15/2019	6,200	6,199

DBS Group Holdings Ltd.
3.279% (US0003M + 0.500%) due 07/16/2019 ~	20,000	20,010

Dexia Credit Local S.A.
1.875% due 01/29/2020	51,200	50,916
2.250% due 02/18/2020	30,825	30,729
2.935% (US0003M + 0.320%) due 09/04/2020 ~	10,000	10,032

DNB Boligkreditt A/S
2.000% due 05/28/2020	5,000	4,970

Erste Abwicklungsanstalt
1.375% due 10/30/2019	21,200	21,052
2.500% due 03/13/2020	2,000	1,999
2.811% (US0003M + 0.210%) due 03/09/2020 ~	11,000	11,019

Ford Motor Credit Co. LLC
1.897% due 08/12/2019	4,289	4,271
2.021% due 05/03/2019	5,635	5,630
3.797% (US0003M + 1.000%) due 01/09/2020 ~	1,000	1,000

General Motors Financial Co., Inc.
2.400% due 05/09/2019	35,400	35,386

HSBC USA, Inc.
2.250% due 06/23/2019	3,804	3,800
2.350% due 03/05/2020	2,800	2,793
3.298% (US0003M + 0.610%) due 11/13/2019 ~	13,000	13,038

Hutchison Whampoa International Ltd.
7.625% due 04/09/2019	16,115	16,131

International Bank for Reconstruction & Development
1.250% due 07/26/2019	13,000	12,949
2.552% (US0001M + 0.070%) due 04/17/2019 ~	22,000	22,001

International Finance Corp.
2.621% (US0003M + 0.010%) due 12/15/2020 ~	8,000	8,004

Jackson National Life Global Funding
2.300% due 04/16/2019	7,850	7,848

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.087% (US0003M + 0.300%) due 10/15/2020 ~	$7,500	$7,502

JPMorgan Chase & Co.
2.250% due 01/23/2020	1,200	1,196
6.300% due 04/23/2019	7,000	7,014

JPMorgan Chase Bank N.A.
2.980% (SOFRRATE + 0.550%) due 10/19/2020 ~	17,900	17,911
3.026% (US0003M + 0.290%) due 02/01/2021 ~	3,800	3,802
3.053% (US0003M + 0.370%) due 02/19/2021 ~	20,000	20,027
3.192% (US0003M + 0.590%) due 09/23/2019 ~	3,000	3,007

Kreditanstalt fuer Wiederaufbau
1.250% due 09/30/2019	7,000	6,959
1.500% due 09/09/2019	5,200	5,179
1.625% due 08/15/2019	14,395	14,348

Landwirtschaftliche Rentenbank
1.375% due 10/23/2019	2,000	1,988
2.375% due 02/21/2020	2,000	1,997

Macquarie Bank Ltd.
2.600% due 06/24/2019	2,500	2,499
3.144% (US0003M + 0.350%) due 04/04/2019 ~	3,000	3,000

Metropolitan Life Global Funding
2.300% due 04/10/2019	12,900	12,899
3.000% due 09/07/2020 •	5,000	5,001

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021	500	501

Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019	3,000	2,995
2.650% due 10/19/2020	900	898

Mizuho Bank Ltd.
2.450% due 04/16/2019	22,100	22,096

Morgan Stanley
2.375% due 07/23/2019	2,900	2,896
7.300% due 05/13/2019	29,110	29,261

MUFG Bank Ltd.
2.350% due 09/08/2019	20,600	20,561
2.750% due 09/14/2020	1,700	1,699

National Bank of Canada
3.373% (US0003M + 0.600%) due 01/17/2020 ~	1,500	1,506

Nederlandse Waterschapsbank NV
1.750% due 09/05/2019	16,500	16,444
2.681% (US0003M + 0.030%) due 02/24/2020 ~	19,000	19,008
2.717% (US0003M + 0.020%) due 08/09/2019 ~	154,400	154,436

New York Life Global Funding
2.861% (US0003M + 0.100%) due 01/21/2020 ~	8,500	8,507
3.016% (US0003M + 0.280%) due 01/28/2021 ~	3,500	3,503

Nissan Motor Acceptance Corp.
3.128% due 09/13/2019 •	2,000	2,000

Nordea Bank Abp
1.625% due 09/30/2019	5,000	4,970
2.375% due 04/04/2019	300	300

NRW Bank
2.653% (US0003M + 0.060%) due 06/14/2019 ~	13,500	13,502

Protective Life Global Funding
1.722% due 04/15/2019	1,000	999

Reliance Standard Life Global Funding
2.500% due 04/24/2019	1,700	1,700

Royal Bank of Canada
2.200% due 09/23/2019	6,000	5,987

Royal Bank of Scotland Group PLC
6.400% due 10/21/2019	7,300	7,431

Santander UK PLC
2.350% due 09/10/2019	10,400	10,375

Standard Chartered PLC
2.100% due 08/19/2019	300	299
2.400% due 09/08/2019	300	299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sumitomo Mitsui Banking Corp.
2.092% due 10/18/2019	$3,000	$2,989
3.090% (US0003M + 0.310%) due 10/18/2019 ~	6,100	6,107

SunTrust Banks, Inc.
2.500% due 05/01/2019	1,500	1,500

Svensk Exportkredit AB
1.250% due 04/12/2019	30,000	29,988
2.663% (US0003M + 0.030%) due 12/20/2019 ~	42,000	42,010

Toyota Motor Credit Corp.
2.125% due 07/18/2019	1,000	999
2.200% due 01/10/2020	4,200	4,188
2.883% (US0003M + 0.100%) due 01/10/2020 ~	4,000	4,001
2.967% (US0003M + 0.370%) due 03/12/2020 ~	900	902

UBS AG
2.949% (US0003M + 0.320%) due 05/28/2019 ~	33,000	33,014
3.333% (US0003M + 0.640%) due 08/14/2019 ~	4,000	4,009

Wells Fargo & Co.
2.125% due 04/22/2019	5,600	5,598
2.150% due 01/30/2020	300	299
2.600% due 07/22/2020	2,500	2,497
3.221% (US0003M + 0.460%) due 04/22/2019 ~	2,800	2,801

Wells Fargo Bank N.A.
2.150% due 12/06/2019	5,400	5,382
2.910% (SOFRRATE + 0.480%) due 03/25/2020 ~	1,000	1,001
3.251% (US0003M + 0.600%) due 05/24/2019 ~	4,100	4,104
3.258% (US0003M + 0.650%) due 12/06/2019 ~	12,200	12,252

		992,007

INDUSTRIALS 4.7%

Amgen, Inc.
2.200% due 05/22/2019	8,800	8,797

Anthem, Inc.
2.250% due 08/15/2019	10,000	9,982

Bayer U.S. Finance LLC
2.125% due 07/15/2019	8,000	7,976

Broadcom Corp.
2.375% due 01/15/2020	19,470	19,369

Central Nippon Expressway Co. Ltd.
2.170% due 08/05/2019	8,000	7,980

Cigna Corp.
2.965% (US0003M + 0.350%) due 03/17/2020 ~	42,000	41,975

Daimler Finance North America LLC
1.500% due 07/05/2019	17,943	17,884
1.750% due 10/30/2019	1,000	994
2.250% due 09/03/2019	2,349	2,343
3.371% (US0003M + 0.620%) due 10/30/2019 ~	19,500	19,537
3.535% (US0003M + 0.740%) due 07/05/2019 ~	22,000	22,027

Discovery Communications LLC
2.200% due 09/20/2019	6,500	6,474

eBay, Inc.
3.216% (US0003M + 0.480%) due 08/01/2019 ~	1,500	1,501

Georgia-Pacific LLC
2.539% due 11/15/2019	23,000	22,962

Gilead Sciences, Inc.
2.883% (US0003M + 0.250%) due 09/20/2019 ~	2,000	2,001

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	2,000	1,992

Molson Coors Brewing Co.
1.450% due 07/15/2019	4,000	3,984

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	151

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	$42,000	$41,697

NBCUniversal Enterprise, Inc.
1.974% due 04/15/2019	3,000	2,999

NetApp, Inc.
2.000% due 09/27/2019	6,207	6,182

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	26,500	26,389

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	3,200	3,196

Warner Media LLC
2.100% due 06/01/2019	4,000	3,995

		282,236

UTILITIES 0.4%

BP Capital Markets PLC
1.676% due 05/03/2019	5,000	4,995
3.237% (US0003M + 0.540%) due 05/10/2019 ~	4,000	4,002

Dominion Energy, Inc.
5.200% due 08/15/2019	13,000	13,111

		22,108

Total Corporate Bonds & Notes (Cost $1,295,730)		1,296,351

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	2,940	2,939

Total Municipal Bonds & Notes (Cost $2,942)		2,939

ASSET-BACKED SECURITIES 0.5%

Dell Equipment Finance Trust
2.660% due 10/22/2019	4,748	4,747

Enterprise Fleet Financing LLC
2.550% due 08/20/2019	896	895

Ford Credit Auto Owner Trust
2.650% due 04/15/2020	7,000	7,001

Hyundai Auto Lease Securitization Trust
2.662% due 03/13/2020	4,084	4,084

Oscar U.S. Funding Trust
2.687% due 04/10/2020 «	14,000	14,011

Total Asset-Backed Securities (Cost $30,727)		30,738

SOVEREIGN ISSUES 8.2%

Agence Francaise de Developpement
2.813% (US0003M + 0.200%) due 09/21/2019 ~	64,600	64,642

Caisse d’Amortissement de la Dette Sociale
1.750% due 09/24/2019	6,000	5,978

Caisse des Depots et Consignations
2.690% (US0003M + 0.090%) due 10/02/2020 ~	7,000	6,991

CPPIB Capital, Inc.
2.809% (US0003M + 0.030%) due 10/16/2020 ~	12,000	12,004

Export Development Canada
1.000% due 09/13/2019	7,250	7,199
2.643% (US0003M + -0.040%) due 11/19/2019 ~	8,000	8,001
2.698% (US0003M + 0.010%) due 08/13/2019 ~	6,000	6,002
2.721% (US0003M + -0.040%) due 07/19/2019 ~	14,600	14,602
2.740% (US0003M + -0.040%) due 10/18/2019 ~	29,400	29,405

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Industrial Bank of Korea
2.000% due 04/23/2020	$1,800	$1,787

Japan Bank for International Cooperation
1.750% due 05/29/2019	15,000	14,985
3.106% (US0003M + 0.480%) due 06/01/2020 ~	13,500	13,564
3.151% (US0003M + 0.390%) due 07/21/2020 ~	20,000	20,067
3.221% (US0003M + 0.570%) due 02/24/2020 ~	5,000	5,022

Japan International Cooperation Agency
1.875% due 11/13/2019	9,200	9,150

Kommunalbanken A/S
1.750% due 05/28/2019	4,000	3,996
2.685% (US0003M + 0.070%) due 03/17/2020 ~	32,000	32,024
2.868% (US0003M + 0.130%) due 05/02/2019 ~	3,000	3,001
2.945% (US0003M + 0.330%) due 06/16/2020 ~	8,300	8,334

Kommuninvest Sverige AB
2.659% (US0003M + 0.030%) due 05/28/2019 ~	14,000	14,002

Municipality Finance PLC
2.909% (US0003M + 0.170%) due 02/07/2020 ~	5,400	5,408

Province of Alberta
1.900% due 12/06/2019	5,000	4,978

Province of Ontario
4.000% due 10/07/2019	1,728	1,740

Province of Quebec
2.743% (US0003M + 0.130%) due 09/21/2020 ~	56,300	56,412
3.041% (US0003M + 0.280%) due 07/21/2019 ~	53,150	53,206

State of North Rhine-Westphalia
2.713% (US0003M + 0.050%) due 05/22/2019 ~	31,700	31,707
2.733% (US0003M + 0.050%) due 08/16/2019 ~	36,300	36,313

State of Saxony-Anhalt
1.375% due 10/15/2019	9,000	8,942

Tokyo Metropolitan Government
2.125% due 05/20/2019	15,000	14,989

Total Sovereign Issues (Cost $494,400)		494,451

SHORT-TERM INSTRUMENTS 74.4%

CERTIFICATES OF DEPOSIT 1.6%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~	37,800	37,866

First Republic Bank
2.900% due 04/04/2019	44,000	43,999
2.950% due 04/22/2019	15,000	15,000

		96,865

COMMERCIAL PAPER 10.9%

American Electric Power Co., Inc.
2.740% due 04/08/2019	25,000	24,982

Anheuser-Busch InBev Worldwide, Inc.
2.700% due 04/18/2019	36,000	35,948
2.730% due 04/11/2019	21,500	21,480
2.740% due 04/22/2019	6,000	5,990

Anthem, Inc.
2.650% due 04/26/2019	1,200	1,198

AT&T, Inc.
2.905% due 05/28/2019	5,000	4,976
3.000% due 05/28/2019	45,400	45,185

Aviation Capital Group LLC
2.750% due 04/15/2019	10,699	10,685

Cox Enterprises, Inc.
2.750% due 04/01/2019	49,500	49,489

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CRH America Finance, Inc.
2.870% due 06/03/2019	$3,000	$2,985

Enbridge (U.S.), Inc.
2.850% due 04/15/2019	21,300	21,273

Enel Finance America LLC
2.800% due 04/29/2019	7,500	7,482

Enterprise Products Operating LLC
2.700% due 04/10/2019	16,000	15,986
2.700% due 04/12/2019	21,850	21,827
2.740% due 04/01/2019	23,200	23,195

Fidelity National Information Services, Inc.
2.740% due 04/04/2019	21,000	20,991

Ford Motor Credit Co.
3.135% due 04/08/2019	5,000	4,996

Hitachi Capital America Corp.
2.730% due 04/30/2019	27,500	27,433

Hyundai Capital America
2.700% due 04/24/2019	15,000	14,970

Keurig Dr Pepper
2.750% due 04/04/2019	47,800	47,779

Lowe’s Cos., Inc.
2.720% due 04/05/2019	21,650	21,639

Marriott International
2.730% due 04/24/2019	44,150	44,063

Molson Coors Brewing Co.
2.720% due 04/02/2019	9,800	9,797

Mondelez International, Inc.
2.740% due 04/25/2019	17,000	16,965

NextEra Energy Capital Holdings, Inc.
2.700% due 04/22/2019	2,500	2,495

Nissan Motor Acceptance Corp.
2.720% due 04/26/2019	5,500	5,490
2.720% due 04/29/2019	11,000	10,977

Rogers Communications, Inc.
2.670% due 04/02/2019	35,000	34,990
2.740% due 04/02/2019	26,710	26,702

Sempra Energy Holdings
2.750% due 04/29/2019	3,000	2,993

Southern Co.
2.830% due 04/18/2019	17,000	16,974

Spire, Inc.
2.770% due 04/09/2019	12,817	12,807

VW Credit, Inc.
2.760% due 04/08/2019	6,300	6,295
2.900% due 07/09/2019	6,000	5,951

Waste Management, Inc.
2.700% due 04/17/2019	9,200	9,187

Whirlpool Corp.
2.650% due 04/08/2019	21,400	21,384

		657,559

REPURCHASE AGREEMENTS (a) 61.8%
		3,726,809

SHORT-TERM NOTES 0.1%

GM Financial Automobile Leasing Trust
2.700% due 02/20/2020	6,673	6,675

Total Short-Term Instruments (Cost $4,487,964)		4,487,908

Total Investments in Securities (Cost $6,311,763)		6,312,387

Total Investments 104.7% (Cost $6,311,763)		$6,312,387

Other Assets and Liabilities, net (4.7)%		(282,228)

Net Assets 100.0%		$6,030,159

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	2.510%	04/01/2019	04/02/2019	$300,000	U.S. Treasury Bonds 3.000% - 3.125% due 08/15/2044 -05/15/2045	$(305,923)	$300,000	$300,021
	3.300	03/29/2019	04/01/2019	200,000	U.S. Treasury Bonds 2.500% - 2.750% due 11/15/2042 -05/15/2046	(175,752)	200,000	200,055
					U.S. Treasury Notes 2.875% due 05/31/2025	(27,408)
BOS	2.660	03/28/2019	04/11/2019	300,000	U.S. Treasury Bonds 3.000% due 02/15/2047	(309,442)	300,000	300,089
BSN	2.750	03/29/2019	04/01/2019	104,200	U.S. Treasury Notes 2.500% due 03/31/2023	(105,117)	104,200	104,224
DEU	2.350	03/29/2019	04/01/2019	13,600	U.S. Treasury Notes 2.875% due 07/31/2025	(13,945)	13,600	13,603
FICC	2.000	03/29/2019	04/01/2019	9,409	U.S. Treasury Notes 1.125% due 06/30/2021	(9,601)	9,409	9,411
IND	2.700	03/29/2019	04/01/2019	40,600	U.S. Treasury Notes 2.500% due 05/15/2024	(41,441)	40,600	40,609
MBC	2.600	03/27/2019	04/03/2019	100,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2019	(103,180)	100,000	100,036
	2.650	03/29/2019	04/05/2019	150,000	U.S. Treasury Notes 2.875% due 04/30/2025	(154,915)	150,000	150,033
	2.900	03/28/2019	04/04/2019	150,000	U.S. Treasury Bonds 3.375% due 11/15/2048	(119,846)	150,000	150,048
					U.S. Treasury Notes 2.750% due 08/31/2023	(34,963)
	2.950	03/29/2019	04/01/2019	121,600	U.S. Treasury Notes 3.125% due 11/15/2028	(125,634)	121,600	121,630
MFK	2.500	04/01/2019	04/02/2019	150,000	U.S. Treasury Bonds 3.375% due 05/15/2044	(153,330)	150,000	150,010
	3.450	03/29/2019	04/01/2019	150,000	U.S. Treasury Bonds 3.375% due 05/15/2044	(153,155)	150,000	150,043
NXN	3.000	03/29/2019	04/01/2019	777,800	U.S. Treasury Bonds 2.875% due 08/15/2045	(797,314)	777,800	777,994
RDR	2.950	03/29/2019	04/01/2019	439,300	U.S. Treasury Notes 1.125% - 3.125% due 12/31/2020 -05/31/2023	(448,435)	439,300	439,408
RVM	2.500	04/01/2019	04/02/2019	200,000	U.S. Treasury Notes 3.000% due 10/31/2025	(204,124)	200,000	200,014
	3.450	03/29/2019	04/01/2019	200,000	U.S. Treasury Notes 3.000% due 10/31/2025	(203,747)	200,000	200,058
SAL	2.750	03/29/2019	04/01/2019	123,400	U.S. Treasury Notes 2.625% due 12/31/2023	(125,983)	123,400	123,428
SGY	3.000	03/29/2019	04/01/2019	196,900	U.S. Treasury Bonds 3.375% due 05/15/2044	(200,983)	196,900	196,949

Total Repurchase Agreements						$(3,814,238)	$3,726,809	$3,727,663

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
AZD	$500,076	$0	$0	$500,076	$(509,083)	$(9,007)
BOS	300,089	0	0	300,089	(306,313)	(6,224)
BSN	104,224	0	0	104,224	(105,117)	(893)
DEU	13,603	0	0	13,603	(13,945)	(342)
FICC	9,411	0	0	9,411	(9,601)	(190)
IND	40,609	0	0	40,609	(41,441)	(832)
MBC	521,747	0	0	521,747	(535,850)	(14,103)
MFK	300,053	0	0	300,053	(306,485)	(6,432)
NXN	777,994	0	0	777,994	(797,314)	(19,320)
RDR	439,408	0	0	439,408	(448,435)	(9,027)
RVM	400,072	0	0	400,072	(407,871)	(7,799)
SAL	123,428	0	0	123,428	(125,983)	(2,555)
SGY	196,949	0	0	196,949	(200,983)	(4,034)

Total Borrowings and Other Financing Transactions	$3,727,663	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	153

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

March 31, 2019

Cash of $5,817 has been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$992,007	$0	$992,007
Industrials	0	282,236	0	282,236
Utilities	0	22,108	0	22,108
Municipal Bonds & Notes
California	0	2,939	0	2,939
Asset-Backed Securities	0	16,727	14,011	30,738
Sovereign Issues	0	494,451	0	494,451

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short-Term Instruments
Certificates of Deposit	$0	$96,865	$0	$96,865
Commercial Paper	0	657,559	0	657,559
Repurchase Agreements	0	3,726,809	0	3,726,809
Short-Term Notes	0	6,675	0	6,675

Total Investments	$0	$6,298,376	$14,011	$6,312,387

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO U.S. Government and Short-Term Investments Portfolio

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 150.3%

MUNICIPAL BONDS & NOTES 0.1%

IOWA 0.1%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$1,050	$1,065

Total Municipal Bonds & Notes (Cost $1,050)		1,065

U.S. GOVERNMENT AGENCIES 11.9%

Fannie Mae
2.306% due 11/01/2020 •	2	2
2.570% due 12/25/2036 •	312	308
2.606% due 06/25/2033 - 03/25/2034 •	360	357
2.616% due 03/25/2036 •	212	210
2.710% due 07/25/2032 •	356	347
2.810% due 03/25/2032 •	312	311
2.826% due 11/25/2032 •	1	1
2.836% due 05/25/2042 •	171	172
2.936% due 08/25/2021 - 03/25/2022 •	1	1
3.086% due 08/25/2022 •	2	2
3.186% due 04/25/2022 •	2	2
3.386% due 04/25/2032 •	106	108
3.532% due 02/01/2041 - 10/01/2044 •	2,815	2,834
3.732% due 11/01/2030 •	0	1
4.000% due 05/01/2030 - 12/01/2041	2,271	2,361
4.095% due 02/01/2026 •	4	4
4.126% due 06/01/2032 - 11/01/2035 •	126	130
4.127% due 09/01/2033 •	1	1
4.232% due 03/01/2035 •	354	365
4.235% due 11/01/2035 •	145	151
4.249% due 08/01/2036 •	68	71
4.250% due 06/01/2021 •	1	1
4.375% due 05/01/2022 •	2	2
4.381% due 12/01/2029 •	1	1
4.456% due 12/01/2022 •	3	3
4.487% due 09/01/2031 •	18	19
4.500% due 09/01/2022 - 05/01/2025 •	4	4
4.500% due 04/01/2028 - 11/01/2029	349	364
4.502% due 10/01/2032 •	8	9
4.520% due 09/01/2028 •	5	5
4.580% due 12/01/2032 •	3	4
4.611% due 01/01/2036 •	851	892
4.645% due 12/01/2029 •	6	7
4.737% due 12/01/2035 •	27	28
4.775% due 12/01/2029 •	5	5
4.848% due 08/01/2028 •	8	8
5.098% due 10/01/2025 •	16	16

Freddie Mac
0.000% due 03/15/2030 - 01/15/2032 (a)	21,735	15,589
2.606% due 07/25/2031 •	328	326
2.984% due 06/15/2030 - 12/15/2032 •	56	56
3.034% due 06/15/2031 •	23	23
3.184% due 02/15/2027 •	4	4
3.364% due 02/25/2045 •	506	506
3.597% due 10/25/2044 •	1,605	1,623
3.791% due 02/01/2025 •	4	4
3.797% due 07/25/2044 •	1,018	1,024
4.015% due 04/01/2027 •	1	1
4.208% due 05/01/2032 •	5	6
4.267% due 07/01/2029 •	6	6
4.268% due 02/01/2024 •	12	12
4.345% due 06/01/2035 •	1,452	1,520
4.500% due 06/15/2035 - 09/15/2035	1,569	1,627
4.822% due 01/01/2032 •	7	7
4.890% due 02/01/2035 •	603	632
4.975% due 02/01/2032 •	2	2
4.980% due 02/01/2032 •	3	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 01/15/2034	$3,261	$3,527
5.500% due 08/15/2030 - 10/01/2039	83	89
6.500% due 10/25/2043	573	666

Ginnie Mae
3.375% (H15T1Y + 1.500%) due 02/20/2024 - 02/20/2026 ~	26	26
3.375% due 03/20/2025 - 02/20/2030 •	411	411
3.625% (H15T1Y + 1.500%) due 04/20/2023 - 05/20/2024 ~	143	144
3.625% due 04/20/2027 - 04/20/2032 •	82	85
3.750% (H15T1Y + 1.500%) due 07/20/2025 - 08/20/2026 ~	208	214
4.125% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2024 ~	26	27

Israel Government AID Bond
0.000% due 11/01/2024 (a)	133,000	115,083

Residual Funding Corp. STRIPS (a)
0.000% due 01/15/2030	18,000	13,226

Small Business Administration
3.250% (PRIME + -2.250%) due 03/25/2025 - 05/25/2025 ~	59	60
4.500% due 03/01/2023	74	76
4.760% due 09/01/2025	2,851	2,943
4.770% due 04/01/2024	713	732
4.930% due 01/01/2024	372	383
5.240% due 08/01/2023	250	258
7.060% due 11/01/2019	17	18
7.220% due 11/01/2020	37	37

Total U.S. Government Agencies (Cost $149,934)		170,083

U.S. TREASURY OBLIGATIONS 130.4%

U.S. Treasury Bonds
2.750% due 08/15/2042 (c)	117,500	117,287
2.750% due 11/15/2042 (c)	110,900	110,621
2.875% due 05/15/2043 (c)	270,960	275,786
3.000% due 05/15/2042 (c)	201,200	209,818
3.125% due 02/15/2043	41,250	43,808
3.625% due 08/15/2043	53,000	61,040
3.750% due 11/15/2043	22,120	25,992
4.375% due 02/15/2038 (c)	84,630	107,278
4.375% due 05/15/2040	1,490	1,900
4.500% due 05/15/2038	31,463	40,538
8.000% due 11/15/2021 (e)	44,700	51,185

U.S. Treasury Notes
2.000% due 02/28/2021 (c)	238,400	237,124
2.000% due 08/31/2021	7,000	6,959
2.000% due 07/31/2022 (c)	333,000	330,672
2.000% due 05/31/2024	103,910	102,674
2.125% due 09/30/2024	27,200	27,006
2.250% due 10/31/2024	49,610	49,564
2.250% due 11/15/2025	47,400	47,217
2.750% due 02/15/2024	4,870	4,985
2.875% due 05/15/2028 (c)	9,680	10,066

Total U.S. Treasury Obligations (Cost $1,867,632)		1,861,520

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.3%

Bear Stearns Adjustable Rate Mortgage Trust
4.440% due 02/25/2033 ~	15	14
4.469% due 11/25/2034 ~	791	780
4.738% due 04/25/2033 ~	47	47
4.743% due 01/25/2034 ~	235	239
5.026% due 04/25/2033 ~	62	63
5.084% due 04/25/2033 ~	5	5

Bear Stearns ALT-A Trust
2.646% due 02/25/2034 •	1,451	1,452
3.960% due 11/25/2036 ^~	17,361	14,492
4.095% due 11/25/2036 ~	11,481	10,610

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.736% due 08/25/2035 •	338	336

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
4.490% due 05/25/2035 •	$411	$415

Countrywide Alternative Loan Trust
2.646% due 02/25/2047 •	470	449
2.666% due 05/25/2047 •	2,907	2,831
2.668% due 02/20/2047 ^•	4,916	4,004
2.686% due 05/25/2036 •	54	48
2.696% due 05/25/2035 •	640	605
2.698% due 03/20/2046 •	3,686	3,375
2.766% due 12/25/2035 •	243	236
3.397% due 02/25/2036 •	303	280
5.500% due 03/25/2036 ^	1,320	974

Countrywide Home Loan Mortgage Pass-Through Trust
2.838% due 04/25/2035 ~	379	342
2.946% due 05/25/2035 •	989	907
3.066% due 04/25/2035 •	142	132
3.146% due 02/25/2035 •	599	606
3.166% due 02/25/2035 •	345	341
3.820% due 09/20/2036 ^~	3,640	3,174

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1

Downey Savings & Loan Association Mortgage Loan Trust
2.742% due 08/19/2045 •	405	390

GreenPoint Mortgage Funding Trust
2.926% due 06/25/2045 •	514	496

GSR Mortgage Loan Trust
4.204% due 04/25/2036 ~	3,082	2,771

HarborView Mortgage Loan Trust
2.612% due 03/19/2037 •	1,267	1,216
2.922% due 05/19/2035 •	1,362	1,323

Impac CMB Trust
3.486% due 07/25/2033 •	37	36

IndyMac Mortgage Loan Trust
3.126% due 02/25/2035 •	2,005	1,953

JPMorgan Mortgage Trust
4.329% due 07/25/2035 ~	556	572
4.579% due 02/25/2036 ^~	705	642

MASTR Adjustable Rate Mortgages Trust
4.191% due 05/25/2034 ~	142	141

Merrill Lynch Mortgage Investors Trust
4.185% due 12/25/2032 •	55	55

Residential Accredit Loans, Inc. Trust
2.786% due 08/25/2035 •	992	889
3.757% due 09/25/2045 •	390	363

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	400	444

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	18	19

Sequoia Mortgage Trust
2.838% due 07/20/2033 •	696	676
2.958% due 07/20/2033 •	490	454
3.182% due 10/19/2026 •	275	277

Structured Adjustable Rate Mortgage Loan Trust
3.797% due 01/25/2035 ^•	349	334

Structured Asset Mortgage Investments Trust
2.706% due 05/25/2036 •	15,396	14,095
3.062% due 07/19/2034 •	109	109
3.182% due 03/19/2034 •	218	217

WaMu Mortgage Pass-Through Certificates Trust
2.556% due 05/25/2046 •	471	452
2.556% due 12/25/2046 •	1,000	993
2.625% due 07/25/2046 •	4,728	4,646
2.625% due 08/25/2046 •	11,703	11,481
2.625% due 09/25/2046 •	1,863	1,872
2.625% due 10/25/2046 •	835	801
2.746% due 11/25/2045 •	1,155	1,147
2.756% due 12/25/2045 •	519	517
3.127% due 01/25/2047 •	868	876
3.142% due 12/25/2046 •	1,907	1,884
3.377% due 06/25/2046 •	2,591	2,532
3.397% due 02/25/2046 •	1,880	1,879
3.597% due 11/25/2042 •	360	347
4.809% due 03/25/2034 ~	86	88

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	155

Schedule of Investments PIMCO U.S. Government and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
3.632% due 05/25/2033 ~	$40	$39
3.797% due 02/25/2033 ~	6	6
4.615% due 02/25/2033 ~	1	1

Wells Fargo Mortgage-Backed Securities Trust
4.681% due 11/25/2033 ~	22	23

Total Non-Agency Mortgage-Backed Securities (Cost $112,333)		103,814

ASSET-BACKED SECURITIES 0.5%

Asset-Backed Securities Corp. Home Equity Loan Trust
2.566% due 05/25/2037 •	25	17
3.004% due 06/15/2031 •	273	254
3.024% due 11/15/2031 •	16	16

Bear Stearns Asset-Backed Securities Trust
2.596% due 04/25/2031 •	978	1,400
3.146% due 10/25/2032 •	22	22

CIT Group Home Equity Loan Trust
3.026% due 06/25/2033 •	154	154

Citigroup Global Markets Mortgage Securities, Inc.
3.836% due 01/25/2032 •	125	125

Credit Suisse First Boston Mortgage Securities Corp.
3.106% due 01/25/2032 •	74	73

Credit-Based Asset Servicing & Securitization Trust
2.556% due 01/25/2037 ^•	1,063	450

GE-WMC Mortgage Securities Trust
2.526% due 08/25/2036 •	54	36

GSAMP Trust
2.556% due 12/25/2036 •	525	300
2.666% due 11/25/2035 •	148	32

Home Equity Asset Trust
3.406% due 02/25/2033 •	1	1

HSI Asset Securitization Corp. Trust
2.536% due 10/25/2036 •	134	72

JPMorgan Mortgage Acquisition Trust
2.566% due 08/25/2036 •	34	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LA Arena Funding LLC
7.656% due 12/15/2026	$15	$16

Lehman ABS Mortgage Loan Trust
2.576% due 06/25/2037 •	562	403

Long Beach Mortgage Loan Trust
3.046% due 10/25/2034 •	1,548	1,519

MASTR Asset-Backed Securities Trust
2.536% due 11/25/2036 •	96	44

Merrill Lynch Mortgage Investors Trust
2.606% due 02/25/2037 •	326	139

Morgan Stanley ABS Capital, Inc. Trust
2.546% due 05/25/2037 •	244	214

Morgan Stanley IXIS Real Estate Capital Trust
2.536% due 11/25/2036 •	38	19

New Century Home Equity Loan Trust
2.666% due 05/25/2036 •	596	561

Renaissance Home Equity Loan Trust
3.186% due 08/25/2032 •	2	2

Securitized Asset-Backed Receivables LLC Trust
2.550% due 12/25/2036 ^	1,690	571
2.566% due 11/25/2036 ^•	542	210

Soundview Home Loan Trust
2.546% due 11/25/2036 •	549	234
2.566% due 06/25/2037 •	297	208

Total Asset-Backed Securities (Cost $10,132)		7,110

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		1,633

Total Short-Term Instruments (Cost $1,633)		1,633

Total Investments in Securities (Cost $2,142,714)		2,145,225

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.7%

PIMCO Short-Term Floating NAV Portfolio III	2,488,748	$24,611

Total Short-Term Instruments (Cost $24,610)		24,611

Total Investments in Affiliates (Cost $24,610)		24,611

Total Investments 152.0% (Cost $2,167,324)		$2,169,836

Financial Derivative Instruments (d) (0.3)% (Cost or Premiums, net $19,917)		(5,129)

Other Assets and Liabilities, net (51.7)%		(737,371)

Net Assets 100.0%		$1,427,336

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$1,633	U.S. Treasury Notes 1.125% due 06/30/2021	$(1,670)	$1,633	$1,633

Total Repurchase Agreements						$(1,670)	$1,633	$1,633

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.650%	01/10/2019	04/12/2019	$(6,532)	$(6,571)
	2.650	02/14/2019	04/15/2019	(79,094)	(79,361)
BSN	2.630	01/07/2019	04/04/2019	(80,679)	(81,174)
	2.630	02/11/2019	04/11/2019	(44,566)	(44,726)
	2.640	01/09/2019	04/09/2019	(77,421)	(77,887)
IND	2.660	03/04/2019	04/04/2019	(70,587)	(70,733)
JPS	2.630	02/05/2019	05/06/2019	(193,503)	(194,280)
	2.700	03/01/2019	04/01/2019	(99,000)	(99,230)
RCY	2.700	02/21/2019	04/04/2019	(120,826)	(121,179)
SCX	2.660	01/14/2019	04/11/2019	(22,059)	(22,185)

Total Reverse Repurchase Agreements					$(797,326)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.4)%
Fannie Mae, TBA	4.000%	04/01/2049	$17,000	$(17,343)	$(17,489)
Fannie Mae, TBA	4.500	05/01/2049	3,000	(3,109)	(3,124)

Total Short Sales (1.4)%				$(20,452)	$(20,613)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(85,932)	$0	$(85,932)	$85,445	$(487)
BSN	0	(203,787)	0	(203,787)	201,625	(2,162)
FICC	1,633	0	0	1,633	(1,670)	(37)
IND	0	(70,733)	0	(70,733)	70,578	(155)
JPS	0	(293,510)	0	(293,510)	292,158	(1,352)
RCY	0	(121,179)	0	(121,179)	120,175	(1,004)
SCX	0	(22,185)	0	(22,185)	22,129	(56)

Total Borrowings and Other Financing Transactions	$1,633	$(797,326)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(99,230)	$(503,816)	$(194,280)	$0	$(797,326)

Total Borrowings	$(99,230)	$(503,816)	$(194,280)	$0	$(797,326)

Payable for reverse repurchase agreements					$(797,326)

(c)	Securities with an aggregate market value of $808,813 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(299,377) at a weighted average interest rate of 2.551%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	157

Schedule of Investments PIMCO U.S. Government and Short-Term Investments Portfolio (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$112.500	05/24/2019	11,980	$11,980	$103	$12
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.000	05/24/2019	104	104	1	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.625	05/24/2019	161	322	2	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	188.000	05/24/2019	4,327	4,327	37	5
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.500	05/24/2019	1,754	1,754	15	2
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.750	05/24/2019	17,204	17,204	148	16
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	125.000	05/24/2019	160	160	1	0

Total Purchased Options					$307	$35

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note June Futures	06/2019	161	$	34,308	$124	$0	$(35)
U.S. Treasury 5-Year Note June Futures	06/2019	18,958		2,195,870	20,168	0	(4,295)
U.S. Treasury 10-Year Note June Futures	06/2019	12,835		1,594,348	20,939	0	(3,418)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	160		26,880	1,106	0	(60)

					$42,337	$0	$(7,808)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 30-Year Bond June Futures	06/2019	4,327	$	(647,563)	$(17,996)	$1,622	$0

Total Futures Contracts					$24,341	$1,622	$(7,808)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.061%	Semi-Annual	12/21/2019	$	445,000	$0	$474	$474	$0	$(95)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		17,700	(247)	(16)	(263)	44	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		349,800	19,857	(17,784)	2,073	938	0
Receive	3-Month USD-LIBOR	2.606	Semi-Annual	12/21/2047		40,000	0	(465)	(465)	135	0

Total Swap Agreements							$19,610	$(17,791)	$1,819	$1,117	$(95)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$35	$1,622	$1,117	$2,774	$0	$(7,808)	$(95)	$(7,903)

(e)

Securities with an aggregate market value of $37,912 and cash of $1,976 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$35	$35
Futures	0	0	0	0	1,622	1,622
Swap Agreements	0	0	0	0	1,117	1,117

	$0	$0	$0	$0	$2,774	$2,774

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7,808	$7,808
Swap Agreements	0	0	0	0	95	95

	$0	$0	$0	$0	$7,903	$7,903

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(896)	$(896)
Futures	0	0	0	0	24,380	24,380
Swap Agreements	0	0	0	0	1,033	1,033

	$0	$0	$0	$0	$24,517	$24,517

Over the counter
Purchased Options	$0	$0	$0	$0	$(1)	$(1)

	$0	$0	$0	$0	$24,516	$24,516

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(142)	$(142)
Futures	0	0	0	0	10,681	10,681
Swap Agreements	0	0	0	0	(15,371)	(15,371)

	$0	$0	$0	$0	$(4,832)	$(4,832)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	159

Schedule of Investments PIMCO U.S. Government and Short-Term Investments Portfolio (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Iowa	$0	$1,065	$0	$1,065
U.S. Government Agencies	0	170,083	0	170,083
U.S. Treasury Obligations	0	1,861,520	0	1,861,520
Non-Agency Mortgage-Backed Securities	0	103,814	0	103,814
Asset-Backed Securities	0	7,110	0	7,110
Short-Term Instruments
Repurchase Agreements	0	1,633	0	1,633

	$0	$2,145,225	$0	$2,145,225

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$24,611	$0	$0	$24,611

Total Investments	$24,611	$2,145,225	$0	$2,169,836

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(20,613)	$0	$(20,613)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,622	$1,152	$0	$2,774

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(7,808)	$(95)	$0	$(7,903)

Total Financial Derivative Instruments	$(6,186)	$1,057	$0	$(5,129)

Totals	$18,425	$2,125,669	$0	$2,144,094

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO International Portfolio

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 139.1%

AUSTRIA 7.1%

SOVEREIGN ISSUES 7.1%

Republic of Austria
1.950% due 06/18/2019	EUR	35,000	$39,475

Total Austria (Cost $39,598)			39,475

CANADA 1.9%

SOVEREIGN ISSUES 1.9%

Province of Quebec
6.250% due 06/01/2032	CAD	10,000	10,593

Total Canada (Cost $8,540)			10,593

DENMARK 54.7%

CORPORATE BONDS & NOTES 54.7%

Jyske Realkredit A/S
1.000% due 04/01/2019	DKK	125,000	18,784
1.000% due 10/01/2019		210,000	31,799
2.000% due 04/01/2019		125,000	18,785

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2019		25,000	3,789
2.000% due 10/01/2019		340,000	51,835

Nykredit Realkredit A/S
1.000% due 04/01/2019		300,000	45,082
1.000% due 10/01/2019		590,000	89,372

Realkredit Danmark A/S
1.000% due 04/01/2019		174,000	26,147
2.000% due 04/01/2019		125,000	18,786

Total Denmark (Cost $308,184)			304,379

FINLAND 7.1%

SOVEREIGN ISSUES 7.1%

Finland Government Bond
4.375% due 07/04/2019	EUR	35,000	39,757

Total Finland (Cost $39,886)			39,757

UNITED STATES 6.4%

ASSET-BACKED SECURITIES 1.9%

Amortizing Residential Collateral Trust
3.186% due 10/25/2031 •		$241	237

Argent Securities Trust
2.576% due 07/25/2036 •		1,434	524

Asset-Backed Funding Certificates Trust
3.186% due 06/25/2034 •		436	431

Asset-Backed Securities Corp. Home Equity Loan Trust
2.566% due 05/25/2037 •		49	35

Bear Stearns Asset-Backed Securities Trust
2.976% due 06/25/2036 •		94	94
3.146% due 10/25/2032 •		71	72

CIT Group Home Equity Loan Trust
3.026% due 06/25/2033 •		18	18

Countrywide Asset-Backed Certificates
3.226% due 05/25/2032 •		115	113

Credit Suisse First Boston Mortgage Securities Corp.
3.106% due 01/25/2032 •		113	111

Credit-Based Asset Servicing & Securitization Trust
2.546% due 11/25/2036 •		41	25
2.556% due 01/25/2037 ^•		317	134

Equity One Mortgage Pass-Through Trust
3.086% due 04/25/2034 •		456	417

Home Equity Asset Trust
3.086% due 11/25/2032 •		1	1

HSI Asset Securitization Corp. Trust
2.536% due 10/25/2036 •		31	17

Lehman XS Trust
2.636% due 04/25/2037 ^•		25	24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
3.046% due 10/25/2034 •	$28	$27

Merrill Lynch Mortgage Investors Trust
2.566% due 09/25/2037 •	41	23

Morgan Stanley ABS Capital, Inc. Trust
2.546% due 05/25/2037 •	68	60
2.586% due 11/25/2036 •	7,779	4,960

SLM Student Loan Trust
4.271% due 04/25/2023 •	2,973	3,009

Soundview Home Loan Trust
2.546% due 11/25/2036 •	275	117

Structured Asset Securities Corp. Mortgage Loan Trust
3.989% due 04/25/2035 •	7	7

Washington Mutual Asset-Backed Certificates Trust
2.546% due 10/25/2036 •	29	14

		10,470

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

American Home Mortgage Investment Trust
4.236% due 10/25/2034 •	1	2

Bear Stearns ALT-A Trust
3.951% due 08/25/2036 ^~	33	29
4.249% due 01/25/2036 ^~	905	912

Citigroup Mortgage Loan Trust
4.455% due 08/25/2035 ~	33	33

Countrywide Alternative Loan Trust
2.646% due 02/25/2047 •	123	117
2.668% due 02/20/2047 ^•	5,616	4,574
2.698% due 03/20/2046 •	465	426
2.766% due 12/25/2035 •	243	236
2.766% due 02/25/2037 •	140	129
2.786% due 08/25/2035 •	423	408
2.786% due 12/25/2035 •	968	871
2.836% due 09/25/2035 •	1,398	1,349
3.006% due 12/25/2035 •	50	50

Countrywide Home Loan Mortgage Pass-Through Trust
2.946% due 05/25/2035 •	156	143
3.066% due 03/25/2035 ^•	654	556
3.066% due 04/25/2035 •	6	5
3.086% due 03/25/2035 •	44	41
3.126% due 03/25/2035 •	3,328	3,028
3.146% due 02/25/2035 •	11	11
3.246% due 09/25/2034 •	10	10
4.119% due 08/25/2034 ^~	15	15

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	11	11

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.586% due 10/25/2036 ^•	3	3

Downey Savings & Loan Association Mortgage Loan Trust
2.692% due 03/19/2045 •	456	448
2.742% due 08/19/2045 •	184	177
2.812% due 09/19/2045 •	1,704	1,393

GreenPoint Mortgage Funding Trust
2.946% due 06/25/2045 •	1,728	1,605

HarborView Mortgage Loan Trust
2.722% due 03/19/2036 ^•	1,620	1,508
2.792% due 11/19/2035 •	272	259
2.828% due 06/20/2035 •	65	65
2.962% due 06/19/2035 •	357	355
2.962% due 01/19/2036 ^•	80	67
2.982% due 01/19/2036 •	2,108	1,677
3.142% due 09/19/2035 •	21	19

Nomura Asset Acceptance Corp. Alternative Loan Trust
4.115% due 10/25/2035 ~	23	23

Residential Accredit Loans, Inc. Trust
2.696% due 04/25/2046 •	148	70

Sequoia Mortgage Trust
2.838% due 07/20/2033 •	602	584
3.182% due 10/19/2026 •	6	6
3.391% due 10/20/2034 •	229	228

Structured Asset Mortgage Investments Trust
3.062% due 07/19/2034 •	3	3

Thornburg Mortgage Securities Trust
3.026% due 03/25/2044 •	81	78

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
2.375% due 02/27/2034 •		$7	$7
2.625% due 10/25/2046 •		39	37
2.625% due 11/25/2046 •		388	383
2.776% due 10/25/2045 •		26	26
2.796% due 01/25/2045 •		15	15
3.126% due 01/25/2045 •		15	15
3.126% due 07/25/2045 •		13	13
3.142% due 12/25/2046 •		143	141
3.597% due 11/25/2042 •		3	3
3.797% due 08/25/2042 •		10	10

Wells Fargo Mortgage-Backed Securities Trust
4.618% due 09/25/2034 ~		63	65
4.745% due 04/25/2036 ~		3	3

			22,242

U.S. GOVERNMENT AGENCIES 0.5%

Fannie Mae
2.606% due 03/25/2034 •		6	6
2.636% due 08/25/2034 •		4	4
2.840% due 09/25/2042 •		34	33
2.886% due 06/25/2029 •		2	2
4.284% due 12/01/2034 •		5	5
4.722% due 11/01/2034 •		21	22
4.947% due 12/01/2030 •		2	2
6.000% due 07/25/2044		18	20
7.000% due 09/25/2023		8	9

Freddie Mac
2.660% due 09/25/2035 •		1,482	1,475
2.770% due 09/25/2031 •		21	21
2.934% due 12/15/2031 •		1	1
3.364% due 02/25/2045 •		32	32
3.597% due 10/25/2044 •		68	69
3.797% due 07/25/2044 •		20	20
4.382% due 10/01/2036 •		31	32
6.500% due 07/15/2028		204	232

Ginnie Mae
3.375% (H15T1Y + 1.500%) due 03/20/2022 - 02/20/2025 ~		37	37
3.625% (H15T1Y + 1.500%) due 04/20/2022 - 05/20/2026 ~		49	50
3.625% due 04/20/2030 - 06/20/2030 •		336	347
3.750% (H15T1Y + 1.500%) due 08/20/2022 - 09/20/2026 ~		89	91
4.125% (H15T1Y + 1.500%) due 11/20/2022 - 10/20/2024 ~		46	47
4.125% due 11/20/2024 •		66	66
6.000% due 08/20/2034		417	459

Small Business Administration
4.625% due 02/01/2025		14	15
5.090% due 10/01/2025		7	7

			3,104

Total United States (Cost $42,126)			35,816

SHORT-TERM INSTRUMENTS 61.9%

REPURCHASE AGREEMENTS (d) 31.8%
			176,731

BELGIUM TREASURY BILLS 18.0%
(0.547)% due 07/11/2019 (a)(b)	EUR	89,000	99,986

NETHERLANDS TREASURY BILLS 10.7%
(0.603)% due 05/31/2019 (b)(c)		53,000	59,508

U.S. TREASURY BILLS 1.4%
2.421% due 04/11/2019 - 06/20/2019 (a)(b)(f)(h)		$7,915	7,893

Total Short-Term Instruments (Cost $344,333)			344,118

Total Investments in Securities (Cost $782,667)			774,138

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	161

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 23.4%

SHORT-TERM INSTRUMENTS 23.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.4%

PIMCO Short-Term Floating NAV Portfolio III	13,201,504	$130,550

Total Short-Term Instruments (Cost $130,536)		130,550

Total Investments in Affiliates (Cost $130,536)		130,550

Total Investments 162.5% (Cost $913,203)		$904,688

Financial Derivative Instruments (e)(g) 1.4% (Cost or Premiums, net $(332))		7,685

Other Assets and Liabilities, net (63.9)%		(355,793)

Net Assets 100.0%		$556,580

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	3.250%	03/29/2019	04/01/2019	$42,300	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	$(31,630)	$42,300	$42,311
					U.S. Treasury Notes 1.875% due 02/28/2022	(11,529)
FICC	2.000	03/29/2019	04/01/2019	3,431	U.S. Treasury Notes 1.125% - 2.625% due 06/30/2021 - 07/15/2021	(3,505)	3,431	3,432
JPS	2.510	04/01/2019	04/02/2019	50,000	U.S. Treasury Bonds 3.000% due 11/15/2045	(51,094)	50,000	50,003
	3.500	03/29/2019	04/01/2019	50,000	U.S. Treasury Bonds 3.000% due 11/15/2045	(51,080)	50,000	50,015
NOM	2.700	03/29/2019	04/01/2019	31,000	U.S. Treasury Notes 2.625% due 08/15/2020	(31,651)	31,000	31,007

Total Repurchase Agreements						$(180,489)	$176,731	$176,768

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$42,311	$0	$0	$42,311	$(43,159)	$(848)
FICC	3,432	0	0	3,432	(3,505)	(73)
JPS	100,018	0	0	100,018	(102,174)	(2,156)
NOM	31,007	0	0	31,007	(31,651)	(644)

Total Borrowings and Other Financing Transactions	$176,768	$0	$0

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Call - MSE Canada Government 10-Year Bond June 2019 Futures	CAD	160.000	05/17/2019	854	$	854	$8	$3

Total Purchased Options							$8	$3

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor June Futures	06/2019	8,356	$	2,350,484	$330	$0	$0
Call Options Strike @ EUR 153.000 on United Kingdom Long Gilt June 2019 Futures	05/2019	514		0	(7)	0	0
Call Options Strike @ EUR 154.000 on Euro-BTP Italy Government Bond June 2019 Futures	05/2019	407		5	0	0	0
Call Options Strike @ EUR 159.000 on Euro-Bobl June 2019 Futures	05/2019	6,048		68	(6)	0	0
Call Options Strike @ EUR 175.000 on Euro-OAT France Government 10-Year Bond May 2019 Futures	05/2019	4,292		48	(4)	0	0
Euro-Bund 10-Year Bond June Futures	06/2019	1,234		230,254	4,656	0	(764)
Put Options Strike @ EUR 147.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	1,752		20	(2)	0	0
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	1,550		17	(2)	0	0

					$4,965	$0	$(764)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond June Futures	06/2019	1,578	$	(155,247)	$(2,484)	$622	$(622)
Canada Government 10-Year Bond June Futures	06/2019	854		(88,854)	(1,809)	747	0
Euro-BTP Italy Government Bond June Futures	06/2019	5,640		(819,114)	(18,707)	2,781	0
Euro-Buxl 30-Year Bond June Futures	06/2019	548		(117,817)	(5,791)	787	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	2,523		(460,385)	(12,899)	1,152	0
United Kingdom Long Gilt June Futures	06/2019	231		(38,923)	(602)	18	(27)

					$(42,292)	$6,107	$(649)

Total Futures Contracts					$(37,327)	$6,107	$(1,413)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.100%	Semi-Annual	12/13/2027	CAD	3,000	$(60)	$73	$13	$0	$(16)
Receive	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		6,200	879	(291)	588	59	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2028	AUD	36,000	(470)	(1,754)	(2,224)	0	(10)
Receive(1)	6-Month AUD-BBR-BBSW	2.000	Semi-Annual	06/19/2029		153,000	567	(46)	521	0	(10)
Pay(1)	6-Month EUR-EURIBOR	0.000	Annual	06/19/2021	EUR	101,000	361	65	426	0	(35)
Pay(1)	6-Month EUR-EURIBOR	0.250	Annual	09/18/2024		400	2	2	4	0	(1)
Pay(1)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029		295,900	1,169	15,125	16,294	0	(1,228)
Pay(1)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		251,300	1,810	3,854	5,664	0	(1,073)
Pay	6-Month EUR-EURIBOR	1.613	Annual	07/04/2042		40,800	(259)	6,586	6,327	0	(588)
Pay	6-Month EUR-EURIBOR	1.623	Annual	07/04/2042		6,800	422	649	1,071	0	(98)
Pay	6-Month EUR-EURIBOR	1.624	Annual	07/04/2042		104,700	2,480	14,053	16,533	0	(1,510)
Receive(1)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		22,500	(516)	(2,346)	(2,862)	420	0
Receive(1)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		15,000	(113)	(611)	(724)	273	0
Receive(1)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	101,500	16	(1,068)	(1,052)	15	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	163

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	6-Month GBP-LIBOR	1.500%	Semi-Annual	06/19/2029	GBP	17,500	$(135)	$(479)	$(614)	$1	$0
Receive(1)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		112,400	(1,764)	(1,973)	(3,737)	15	0
Receive(1)	6-Month GBP-LIBOR	1.750	Semi-Annual	06/19/2049		55,200	(3,833)	(3,388)	(7,221)	435	0
Receive(1)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		30,700	(276)	(1,139)	(1,415)	241	0
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	54,160,000	1,607	2,020	3,627	297	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		45,610,000	(2,484)	(6,543)	(9,027)	0	(581)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		21,160,000	(1,191)	(2,997)	(4,188)	0	(299)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		530,000	12	(121)	(109)	0	(11)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2028		5,350,000	467	(1,599)	(1,132)	0	(112)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,239,000	(203)	(545)	(748)	0	(54)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/29/2029		1,960,000	23	(676)	(653)	0	(48)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		11,010,000	776	(8,004)	(7,228)	0	(757)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		1,170,000	72	(750)	(678)	0	(64)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		3,480,000	0	(2,508)	(2,508)	0	(194)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		11,550,000	349	(7,863)	(7,514)	0	(646)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		900,000	(90)	(1,017)	(1,107)	0	(104)

Total Swap Agreements							$(382)	$(3,291)	$(3,673)	$1,756	$(7,439)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3	$6,266	$1,756	$8,025	$0	$(1,413)	$(7,439)	$(8,852)

(f)	Securities with an aggregate market value of $3,183 and cash of $57,528 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled Variation margin asset of $159 for closed futures is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019		$240	SGD	324	$0	$0

BOA	04/2019	CAD	31,191		$23,549	208	0
	04/2019	DKK	939,815		149,489	8,278	0
	04/2019		$42,781	EUR	38,012	0	(141)
	04/2019		68,703	JPY	7,573,300	12	(383)
	05/2019	EUR	38,012		$42,892	140	0

BPS	04/2019	AUD	5,051		3,580	0	(6)
	04/2019		$3,852	EUR	3,375	0	(66)
	04/2019		18,283	JPY	2,035,500	83	0
	05/2019	JPY	1,143,000		$10,500	147	0
	08/2019		$5,905	MXN	115,794	0	(63)

BRC	04/2019	CAD	1,735		$1,290	0	(9)
	04/2019	JPY	1,415,448		12,804	33	0
	04/2019	MXN	117,057		5,990	0	(28)
	04/2019		$39,392	JPY	4,369,800	87	0
	04/2019		283	NOK	2,405	0	(4)
	05/2019	JPY	916,000		$8,416	119	0
	06/2019		$5,922	MXN	117,057	27	0
	10/2019	DKK	1,180,025		$180,371	157	0

CBK	04/2019	AUD	9,299		6,582	7	(28)
	04/2019	CAD	1,255		934	0	(5)
	04/2019	EUR	17,386		19,617	114	0
	04/2019	GBP	107,045		142,542	3,121	0
	04/2019	JPY	20,701,733		187,673	884	0

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019		$54,781	EUR	48,595	$0	$(269)
	04/2019		141,540	GBP	107,703	0	(1,263)
	05/2019		188,198	JPY	20,701,733	0	(831)
	08/2019	MXN	137,665		$7,004	60	0

GLM	04/2019	CAD	13,841		10,477	120	0
	04/2019		$10,171	AUD	14,350	18	0
	04/2019		13,056	EUR	11,559	0	(89)
	04/2019		81,631	GBP	61,377	0	(1,691)
	05/2019	AUD	11,266		$7,990	0	(14)
	05/2019	JPY	611,000		5,610	76	0

HUS	04/2019	CAD	7,908		5,943	26	0
	04/2019		$137,532	CAD	181,477	0	(1,728)
	04/2019		98,822	GBP	75,337	0	(699)
	06/2019	MXN	115,794		$5,818	0	(68)

IND	04/2019	JPY	7,444,219		67,479	311	0
	04/2019		$67,603	JPY	7,444,219	0	(291)

JPM	04/2019	CAD	19,922		$14,983	75	0
	04/2019	EUR	56,910		64,956	1,117	0
	04/2019		$1,294	EUR	1,143	0	(11)
	04/2019		5,528	GBP	4,190	0	(70)
	04/2019		163,677	JPY	18,253,400	1,021	0
	04/2019		6,057	MXN	117,057	0	(39)
	05/2019	AUD	5,191		$3,684	0	(4)
	05/2019		$57,850	GBP	44,358	15	0
	08/2019		1,111	MXN	21,871	0	(7)

RYL	04/2019	EUR	27,938		$31,601	261	0

SCX	04/2019	GBP	97,926		129,643	2,099	0
	04/2019		$24,187	JPY	2,670,600	0	(91)
	05/2019		129,839	GBP	97,926	0	(2,097)

SSB	04/2019	CAD	20,039		$15,228	232	0

UAG	04/2019		85,586		63,750	0	(297)
	04/2019		$12,793	DKK	83,149	0	(300)
	05/2019	GBP	5,337		$6,913	0	(53)
	05/2019		$63,799	CAD	85,586	298	0

Total Forward Foreign Currency Contracts						$19,146	$(10,645)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC GBP versus USD	$	1.120	04/17/2019	30,000	$4	$4
	Put - OTC GBP versus USD		0.990	04/23/2019	64,000	8	1
	Call - OTC USD versus JPY	JPY	116.000	04/23/2019	72,000	7	1

BPS	Call - OTC USD versus JPY		120.000	04/16/2019	60,000	6	0

HUS	Call - OTC AUD versus USD	$	0.764	04/23/2019	6,000	1	0
	Call - OTC USD versus CAD	CAD	1.410	04/12/2019	29,000	3	0
	Call - OTC USD versus CAD		1.420	04/30/2019	34,000	3	3
	Call - OTC USD versus JPY	JPY	116.750	04/11/2019	30,000	3	0
	Call - OTC USD versus JPY		119.000	04/16/2019	30,000	3	0
	Call - OTC USD versus JPY		115.500	04/23/2019	22,000	2	1
	Call - OTC USD versus JPY		115.500	04/24/2019	17,000	2	1

Total Purchased Options						$42	$11

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	165

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$8,638	$6	$0	$8,644	$(524)	$0	$0	$(524)	$8,120	$(8,220)	$(100)
BPS	230	0	0	230	(135)	0	0	(135)	95	0	95
BRC	423	0	0	423	(41)	0	0	(41)	382	(120)	262
CBK	4,186	0	0	4,186	(2,396)	0	0	(2,396)	1,790	(1,820)	(30)
DUB	0	0	0	0	0	0	0	0	0	(400)	(400)
GLM	214	0	0	214	(1,794)	0	0	(1,794)	(1,580)	1,416	(164)
HUS	26	5	0	31	(2,495)	0	0	(2,495)	(2,464)	2,987	523
IND	311	0	0	311	(291)	0	0	(291)	20	0	20
JPM	2,228	0	0	2,228	(131)	0	0	(131)	2,097	(2,470)	(373)
RYL	261	0	0	261	0	0	0	0	261	(370)	(109)
SCX	2,099	0	0	2,099	(2,188)	0	0	(2,188)	(89)	0	(89)
SSB	232	0	0	232	0	0	0	0	232	(320)	(88)
UAG	298	0	0	298	(650)	0	0	(650)	(352)	308	(44)

Total Over the Counter	$19,146	$11	$0	$19,157	$(10,645)	$0	$0	$(10,645)

(h)

Securities with an aggregate market value of $4,710 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. As such, exposure cannot be netted. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	6,266	6,266
Swap Agreements	0	0	0	0	1,756	1,756

	$0	$0	$0	$0	$8,025	$8,025

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,146	$0	$19,146
Purchased Options	0	0	0	11	0	11

	$0	$0	$0	$19,157	$0	$19,157

	$0	$0	$0	$19,157	$8,025	$27,182

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,413	$1,413
Swap Agreements	0	0	0	0	7,439	7,439

	$0	$0	$0	$0	$8,852	$8,852

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,645	$0	$10,645

	$0	$0	$0	$10,645	$8,852	$19,497

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(36)	$(36)
Futures	0	0	0	0	(77,199)	(77,199)
Swap Agreements	0	0	0	0	1,959	1,959

	$0	$0	$0	$0	$(75,276)	$(75,276)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,930	$0	$12,930
Purchased Options	0	0	0	(368)	0	(368)
Written Options	0	0	0	4,212	0	4,212
Swap Agreements	0	(586)	0	0	0	(586)

	$0	$(586)	$0	$16,774	$0	$16,188

	$0	$(586)	$0	$16,774	$(75,276)	$(59,088)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	(24,785)	(24,785)
Swap Agreements	0	0	0	0	(170)	(170)

	$0	$0	$0	$0	$(24,954)	$(24,954)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,923	$0	$13,923
Purchased Options	0	0	0	(13)	0	(13)
Written Options	0	0	0	(15)	0	(15)
Swap Agreements	0	585	0	0	0	585

	$0	$585	$0	$13,895	$0	$14,480

	$0	$585	$0	$13,895	$(24,954)	$(10,474)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Austria
Sovereign Issues	$0	$39,475	$0	$39,475
Canada
Sovereign Issues	0	10,593	0	10,593
Denmark
Corporate Bonds & Notes	0	304,379	0	304,379
Finland
Sovereign Issues	0	39,757	0	39,757
United States
Asset-Backed Securities	0	10,470	0	10,470
Non-Agency Mortgage-Backed Securities	0	22,242	0	22,242
U.S. Government Agencies	0	3,104	0	3,104
Short-Term Instruments
Repurchase Agreements	0	176,731	0	176,731
Belgium Treasury Bills	0	99,986	0	99,986
Netherlands Treasury Bills	0	59,508	0	59,508
U.S. Treasury Bills	0	7,893	0	7,893

	$0	$774,138	$0	$774,138

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$130,550	$0	$0	$130,550

Total Investments	$130,550	$774,138	$0	$904,688

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,110	1,756	0	7,866
Over the counter	0	19,157	0	19,157

	$6,110	$20,913	$0	$27,023

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,413)	(7,439)	0	(8,852)
Over the counter	0	(10,645)	0	(10,645)

	$(1,413)	$(18,084)	$0	$(19,497)

Total Financial Derivative Instruments	$4,697	$2,829	$0	$7,526

Totals	$135,247	$776,967	$0	$912,214

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	167

Consolidated Schedule of Investments PIMCO Short Asset Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

CORPORATE BONDS & NOTES 57.6%

BANKING & FINANCE 30.0%

ABN AMRO Bank NV
2.450% due 06/04/2020	$3,400	$3,389
3.171% (US0003M + 0.410%) due 01/19/2021 ~	2,150	2,152

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	12,800	12,740

AerCap Ireland Capital DAC
3.500% due 05/26/2022	1,235	1,236
3.750% due 05/15/2019	32,401	32,429
4.250% due 07/01/2020	3,300	3,345
4.500% due 05/15/2021	1,750	1,788
4.625% due 10/30/2020	10,650	10,904

AIG Global Funding
3.350% due 06/25/2021	17,200	17,310

Air Lease Corp.
2.125% due 01/15/2020	4,983	4,957
2.500% due 03/01/2021	4,700	4,665
2.750% due 01/15/2023	2,500	2,441
3.500% due 01/15/2022	3,600	3,635

American Express Credit Corp.
1.875% due 05/03/2019	25,000	25,000
3.376% (US0003M + 0.730%) due 05/26/2020 ~	8,500	8,546

American Honda Finance Corp.
2.875% (US0003M + 0.260%) due 06/16/2020 ~	25,000	25,048
3.083% (US0003M + 0.350%) due 11/05/2021 ~	22,955	22,921
3.211% (US0003M + 0.610%) due 09/09/2021 ~	17,491	17,580

American International Group, Inc.
2.300% due 07/16/2019	5,900	5,891

American Tower Corp.
2.250% due 01/15/2022	1,595	1,571
3.450% due 09/15/2021	3,200	3,237
5.050% due 09/01/2020	6,400	6,596
5.900% due 11/01/2021	800	857

Aozora Bank Ltd.
2.750% due 03/09/2020	2,000	1,988

Athene Global Funding
2.750% due 04/20/2020	3,400	3,391
3.000% due 07/01/2022	1,918	1,914
3.901% (US0003M + 1.140%) due 04/20/2020 ~	11,810	11,879
4.038% (US0003M + 1.230%) due 07/01/2022 ~	45,550	45,779

Axis Bank Ltd.
3.250% due 05/21/2020	7,760	7,748

Banco Santander Chile
2.500% due 12/15/2020	11,900	11,838

Bank of America Corp.
3.242% (US0003M + 0.650%) due 10/01/2021 ~	48,800	48,946

Banque Federative du Credit Mutuel S.A.
2.000% due 04/12/2019	14,209	14,206

Barclays Bank PLC
3.289% (US0003M + 0.550%) due 08/07/2019 ~	11,000	11,011
5.125% due 01/08/2020	5,100	5,182

Barclays PLC
2.750% due 11/08/2019	46,645	46,617
2.875% due 06/08/2020	2,500	2,498
4.807% (US0003M + 2.110%) due 08/10/2021 ~	25,099	25,588

Berkshire Hathaway Finance Corp.
3.103% (US0003M + 0.320%) due 01/10/2020 ~	1,100	1,103

BNG Bank NV
2.897% due 07/14/2020 •	58,700	58,778

BNZ International Funding Ltd.
2.400% due 02/21/2020	12,600	12,557

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.341% (US0003M + 0.700%) due 02/21/2020 ~	$24,960	$25,057
3.573% (US0003M + 0.980%) due 09/14/2021 ~	1,385	1,400

BOC Aviation Ltd.
2.375% due 09/15/2021	2,000	1,954
2.750% due 09/18/2022	13,600	13,316

Boston Properties LP
4.125% due 05/15/2021	4,000	4,102

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021	51,700	52,343

Caterpillar Financial Services Corp.
2.864% (US0003M + 0.180%) due 05/15/2020 ~	15,000	15,002
3.198% (US0003M + 0.590%) due 06/06/2022 ~	8,000	8,027
3.293% (US0003M + 0.510%) due 01/10/2020 ~	13,075	13,113

Cboe Global Markets, Inc.
1.950% due 06/28/2019	9,280	9,262

Citibank N.A.
2.875% (US0003M + 0.260%) due 09/18/2019 ~	20,000	20,022

Citigroup, Inc.
2.350% due 08/02/2021	4,000	3,955
3.537% (US0003M + 0.930%) due 06/07/2019 ~	9,000	9,014
3.649% (US0003M + 1.023%) due 06/01/2024 ~	47,900	47,999
3.729% (US0003M + 0.950%) due 07/24/2023 ~	10,000	10,021
3.928% (US0003M + 1.190%) due 08/02/2021 ~	36,600	37,132

CK Hutchison International Ltd.
2.250% due 09/29/2020	23,000	22,767

CNH Industrial Capital LLC
3.375% due 07/15/2019	6,016	6,024
4.375% due 11/06/2020	6,600	6,732

Compass Bank
2.750% due 09/29/2019	3,450	3,447

Cooperatieve Rabobank UA
3.263% (US0003M + 0.480%) due 01/10/2023 ~	16,500	16,380
3.613% (US0003M + 0.830%) due 01/10/2022 ~	11,100	11,201

Credit Agricole S.A.
2.500% due 04/15/2019	3,400	3,400

Credit Suisse Group AG
3.837% (US0003M + 1.240%) due 06/12/2024 ~	20,000	19,899

Credit Suisse Group Funding Guernsey Ltd.
5.070% (US0003M + 2.290%) due 04/16/2021 ~	12,000	12,373

Danske Bank A/S
3.125% (US0003M + 0.510%) due 03/02/2020 ~	23,500	23,403
3.188% (US0003M + 0.580%) due 09/06/2019 ~	6,145	6,141
3.657% (US0003M + 1.060%) due 09/12/2023 ~	4,300	4,129

Delphi Financial Group, Inc.
7.875% due 01/31/2020	2,185	2,268

Dexia Credit Local S.A.
2.935% (US0003M + 0.320%) due 09/04/2020 ~	8,410	8,438

DNB Bank ASA
2.125% due 10/02/2020	30,000	29,731
2.970% (US0003M + 0.370%) due 10/02/2020 ~	2,150	2,151
3.685% (US0003M + 1.070%) due 06/02/2021 ~	3,500	3,544

Erste Abwicklungsanstalt
2.811% (US0003M + 0.210%) due 03/09/2020 ~	47,400	47,482

European Investment Bank
2.865% due 01/27/2020 •	5,000	5,007

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020	$1,000	$992

First Republic Bank
2.375% due 06/17/2019	9,500	9,491

Ford Motor Credit Co. LLC
1.897% due 08/12/2019	2,667	2,656
2.021% due 05/03/2019	23,354	23,333
2.343% due 11/02/2020	2,100	2,054
2.425% due 06/12/2020	3,900	3,850
2.459% due 03/27/2020	4,780	4,743
2.597% due 11/04/2019	10,150	10,122
2.681% due 01/09/2020	3,280	3,267
3.157% due 08/04/2020	12,100	12,017
3.168% (US0003M + 0.430%) due 11/02/2020 ~	2,200	2,150
3.200% due 01/15/2021	1,100	1,085
3.336% due 03/18/2021	500	493
3.528% due 08/12/2019 •	26,800	26,791
3.532% (US0003M + 0.930%) due 09/24/2020 ~	45,500	45,320
3.797% (US0003M + 1.000%) due 01/09/2020 ~	3,690	3,690
8.125% due 01/15/2020	3,785	3,924

General Motors Financial Co., Inc.
2.350% due 10/04/2019	18,609	18,565
2.650% due 04/13/2020	9,194	9,159
3.150% due 01/15/2020	340	341
3.200% due 07/13/2020	13,791	13,816
3.500% due 07/10/2019	22,886	22,930
3.838% (US0003M + 1.100%) due 11/06/2021 ~	42,200	41,914
3.911% (US0003M + 1.310%) due 06/30/2022 ~	1,000	993
4.347% (US0003M + 1.560%) due 01/15/2020 ~	13,000	13,086

Goldman Sachs Bank USA
3.200% due 06/05/2020	18,500	18,618

Goldman Sachs Group, Inc.
2.905% due 07/24/2023 •	21,100	20,874
3.339% (US0003M + 0.730%) due 12/27/2020 ~	8,100	8,118
3.779% (US0003M + 1.000%) due 07/24/2023 ~	17,000	17,000
4.229% (US0003M + 1.600%) due 11/29/2023 ~	600	614
5.375% due 03/15/2020	1,000	1,024

Goodman HK Finance
4.375% due 06/19/2024	4,150	4,266

Harley-Davidson Financial Services, Inc.
3.141% (US0003M + 0.500%) due 05/21/2020 ~	8,400	8,403

Hong Kong Sukuk Ltd.
1.894% due 06/03/2020	10,500	10,476

HSBC Holdings PLC
3.247% (US0003M + 0.650%) due 09/11/2021 ~	25,500	25,489
3.283% (US0003M + 0.600%) due 05/18/2021 ~	2,943	2,942
4.295% (US0003M + 1.500%) due 01/05/2022 ~	7,000	7,165

HSH Portfoliomanagement AoeR
2.945% (US0003M + 0.330%) due 09/18/2020 ~	7,000	7,024

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019	3,304	3,350
7.625% due 04/09/2019	19,040	19,059

Hyundai Capital Services, Inc.
1.625% due 08/30/2019	8,960	8,913

ICICI Bank Ltd.
3.125% due 08/12/2020	13,587	13,547
3.500% due 03/18/2020	15,675	15,721
4.800% due 05/22/2019	23,375	23,462
5.750% due 11/16/2020	13,900	14,421

ING Bank NV
2.450% due 03/16/2020	1,100	1,097
3.294% (US0003M + 0.610%) due 08/15/2019 ~	10,000	10,021

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.653% (US0003M + 0.970%) due 08/17/2020 ~	$4,000	$4,038

ING Groep NV
3.751% (US0003M + 1.150%) due 03/29/2022 ~	2,300	2,311

International Lease Finance Corp.
5.875% due 04/01/2019	22,979	22,979
5.875% due 08/15/2022	1,500	1,618
6.250% due 05/15/2019	83,379	83,686
8.250% due 12/15/2020	4,500	4,862
8.625% due 01/15/2022	1,000	1,136

Jackson National Life Global Funding
3.081% (US0003M + 0.480%) due 06/11/2021 ~	4,400	4,411
3.339% (US0003M + 0.730%) due 06/27/2022 ~	43,800	44,036

John Deere Capital Corp.
2.975% (US0003M + 0.180%) due 01/07/2020 ~	11,800	11,814
3.075% (US0003M + 0.480%) due 09/08/2022 ~	37,346	37,349

JPMorgan Chase & Co.
2.750% due 06/23/2020	7,800	7,805
3.707% (US0003M + 1.100%) due 06/07/2021 ~	8,500	8,616
3.957% (US0003M + 1.205%) due 10/29/2020 ~	19,835	20,118
4.106% (US0003M + 1.480%) due 03/01/2021 ~	16,100	16,405

JPMorgan Chase Bank N.A.
3.026% (US0003M + 0.290%) due 02/01/2021 ~	20,000	20,012

Kasikornbank PCL
3.500% due 10/25/2019	15,000	15,062

Lloyds Bank PLC
3.229% (US0003M + 0.490%) due 05/07/2021 ~	5,000	4,991

Lloyds Banking Group PLC
2.907% due 11/07/2023 •	19,700	19,227

Macquarie Bank Ltd.
2.600% due 06/24/2019	7,408	7,405
3.144% (US0003M + 0.350%) due 04/04/2019 ~	66,000	66,002
3.872% (US0003M + 1.120%) due 07/29/2020 ~	12,000	12,134

Macquarie Group Ltd.
3.649% (US0003M + 1.020%) due 11/28/2023 ~	25,000	24,754
3.959% (US0003M + 1.350%) due 03/27/2024 ~	28,611	28,626
7.625% due 08/13/2019	5,420	5,514

Metropolitan Life Global Funding
2.300% due 04/10/2019	1,687	1,687
2.845% (US0003M + 0.220%) due 09/19/2019 ~	88,500	88,562
2.997% (US0003M + 0.400%) due 06/12/2020 ~	12,000	12,037
3.000% due 09/07/2020 •	25,000	25,005

Mitsubishi UFJ Financial Group, Inc.
3.307% (US0003M + 0.700%) due 03/07/2022 ~	24,350	24,397
3.355% (US0003M + 0.740%) due 03/02/2023 ~	54,000	54,004
3.415% (US0003M + 0.650%) due 07/26/2021 ~	24,500	24,552
3.561% (US0003M + 0.790%) due 07/25/2022 ~	18,524	18,538
3.625% (US0003M + 0.860%) due 07/26/2023 ~	18,500	18,559
3.668% (US0003M + 1.060%) due 09/13/2021 ~	5,870	5,936

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	9,648	9,474
2.500% due 03/09/2020	9,500	9,430
2.652% due 09/19/2022	28,300	27,862
2.750% due 10/21/2020	6,500	6,461
3.547% (US0003M + 0.775%) due 07/23/2019 ~	8,800	8,810

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019	$3,000	$2,995

Mizuho Bank Ltd.
2.400% due 03/26/2020	4,700	4,686
2.450% due 04/16/2019	22,800	22,795

Mizuho Financial Group, Inc.
3.481% (US0003M + 0.880%) due 09/11/2022 ~	32,898	33,058
3.569% (US0003M + 0.940%) due 02/28/2022 ~	64,284	64,648
3.748% (US0003M + 1.140%) due 09/13/2021 ~	1,300	1,315
4.267% (US0003M + 1.480%) due 04/12/2021 ~	32,000	32,537

Morgan Stanley
2.375% due 07/23/2019	25,000	24,970
3.247% (US0003M + 0.550%) due 02/10/2021 ~	59,600	59,668
3.512% (US0003M + 0.740%) due 07/23/2019 ~	3,000	3,006
3.691% (US0003M + 0.930%) due 07/22/2022 ~	5,000	5,028
7.300% due 05/13/2019	45,525	45,761

MUFG Bank Ltd.
2.300% due 03/05/2020	3,700	3,686
2.350% due 09/08/2019	3,000	2,994

National Bank of Canada
3.068% (US0003M + 0.330%) due 11/02/2020 ~	1,000	1,003
3.373% (US0003M + 0.600%) due 01/17/2020 ~	35,745	35,887

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~	16,000	16,014

NatWest Markets PLC
4.001% (US0003M + 1.400%) due 09/29/2022 ~	10,000	10,015

Nederlandse Waterschapsbank NV
2.681% (US0003M + 0.030%) due 02/24/2020 ~	32,000	32,014

New York Life Global Funding
3.016% (US0003M + 0.280%) due 01/28/2021 ~	10,000	10,008
3.054% (US0003M + 0.320%) due 08/06/2021 ~	4,900	4,913

Nissan Motor Acceptance Corp.
1.550% due 09/13/2019	2,428	2,414
2.250% due 01/13/2020	1,000	994
2.987% (US0003M + 0.390%) due 09/28/2020 ~	30,955	30,762
3.128% due 09/13/2019 •	28,800	28,807
3.131% (US0003M + 0.520%) due 03/15/2021 ~	5,000	4,962
3.187% (US0003M + 0.390%) due 07/13/2020 ~	28,400	28,296
3.287% due 09/28/2022 •	43,325	42,376
3.377% (US0003M + 0.580%) due 01/13/2020 ~	1,810	1,809
3.447% (US0003M + 0.650%) due 07/13/2022 ~	13,415	13,110
3.687% (US0003M + 0.890%) due 01/13/2022 ~	1,500	1,489

Nordea Bank Abp
3.099% (US0003M + 0.470%) due 05/29/2020 ~	12,200	12,229
3.205% (US0003M + 0.410%) due 04/07/2020 ~	12,000	12,031
3.221% (US0003M + 0.620%) due 09/30/2019 ~	6,615	6,631
3.629% (US0003M + 0.990%) due 05/27/2021 ~	13,000	13,154
4.875% due 01/27/2020	300	305

NRW Bank
2.856% (US0003M + 0.120%) due 02/01/2022 ~	50,800	51,106

Oesterreichische Kontrollbank AG
2.898% (US0003M + 0.160%) due 11/04/2019 ~	3,800	3,805

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ORIX Corp.
2.650% due 04/13/2021	$26,020	$25,776
2.900% due 07/18/2022	20,248	20,255
2.950% due 07/23/2020	4,400	4,397
3.200% due 01/19/2022	4,000	4,027

Private Export Funding Corp.
2.650% due 02/16/2021	5,900	5,925

Protective Life Global Funding
1.555% due 09/13/2019	3,700	3,680
2.615% due 08/22/2022	13,900	13,786

Qatari Diar Finance Co.
5.000% due 07/21/2020	3,000	3,072

QNB Finance Ltd.
4.089% (US0003M + 1.350%) due 02/07/2020 ~	1,000	1,002

Reckson Operating Partnership LP
7.750% due 03/15/2020	12,847	13,396

Reliance Standard Life Global Funding
2.500% due 01/15/2020	10,896	10,850

Royal Bank of Canada
2.200% due 09/23/2019	3,502	3,495
3.232% (US0003M + 0.480%) due 07/29/2019 ~	5,000	5,009

Royal Bank of Scotland Group PLC
4.154% (US0003M + 1.470%) due 05/15/2023 ~	72,473	72,225
6.400% due 10/21/2019	73,822	75,152

Santander Holdings USA, Inc.
2.650% due 04/17/2020	14,000	13,954
4.450% due 12/03/2021	13,200	13,606

Santander UK Group Holdings PLC
2.875% due 08/05/2021	11,200	11,117
3.373% due 01/05/2024 •	4,000	3,922

Santander UK PLC
2.125% due 11/03/2020	1,500	1,484
2.350% due 09/10/2019	14,000	13,966
2.375% due 03/16/2020	9,240	9,211
3.038% (US0003M + 0.300%) due 11/03/2020 ~	31,400	31,371
3.246% (US0003M + 0.620%) due 06/01/2021 ~	27,100	27,092
3.344% (US0003M + 0.660%) due 11/15/2021 ~	1,500	1,500

Scentre Group Trust
2.375% due 11/05/2019	5,300	5,285

Skandinaviska Enskilda Banken AB
3.113% (US0003M + 0.430%) due 05/17/2021 ~	11,000	11,004
3.178% (US0003M + 0.570%) due 09/13/2019 ~	20,675	20,721

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	1,500	1,473
3.000% due 07/15/2022	900	889

Standard Chartered PLC
2.100% due 08/19/2019	14,832	14,785
2.400% due 09/08/2019	24,140	24,078
3.813% (US0003M + 1.130%) due 08/19/2019 ~	12,300	12,342

State Bank of India
3.622% due 04/17/2019	1,300	1,300
3.745% (US0003M + 0.950%) due 04/06/2020 ~	45,000	45,058

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020	3,800	3,756

Sumitomo Mitsui Banking Corp.
2.092% due 10/18/2019	13,250	13,204
2.450% due 10/20/2020	3,400	3,389
3.090% (US0003M + 0.310%) due 10/18/2019 ~	24,000	24,028
3.123% (US0003M + 0.350%) due 01/17/2020 ~	22,700	22,744
3.149% (US0003M + 0.370%) due 10/16/2020 ~	29,000	29,034

Sumitomo Mitsui Financial Group, Inc.
3.520% (US0003M + 0.740%) due 10/18/2022 ~	20,000	20,016

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	169

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.567% (US0003M + 0.780%) due 07/12/2022 ~		$23,400	$23,443
3.769% (US0003M + 0.970%) due 01/11/2022 ~		4,354	4,391
3.897% (US0003M + 1.110%) due 07/14/2021 ~		4,000	4,048
3.901% (US0003M + 1.140%) due 10/19/2021 ~		7,750	7,846
4.281% (US0003M + 1.680%) due 03/09/2021 ~		18,906	19,315

Sumitomo Mitsui Trust Bank Ltd.
1.950% due 09/19/2019		11,855	11,808
2.050% due 10/18/2019		4,470	4,451
3.065% (US0003M + 0.440%) due 09/19/2019 ~		9,900	9,914
3.690% (US0003M + 0.910%) due 10/18/2019 ~		15,411	15,472

Svenska Handelsbanken AB
2.250% due 06/17/2019		600	600
3.105% (US0003M + 0.490%) due 06/17/2019 ~		22,850	22,872
3.121% (US0003M + 0.470%) due 05/24/2021 ~		2,100	2,107

Swedbank AB
3.293% (US0003M + 0.700%) due 03/14/2022 ~		9,000	8,907

Synchrony Bank
3.226% (US0003M + 0.625%) due 03/30/2020 ~		38,195	38,262

Synchrony Financial
3.000% due 08/15/2019		4,178	4,179

Toyota Motor Credit Corp.
2.860% due 01/28/2021	AUD	6,000	4,296
2.883% (US0003M + 0.100%) due 01/10/2020 ~		$2,000	2,000
3.075% (US0003M + 0.480%) due 09/08/2022 ~		6,600	6,599

U.S. Bancorp
3.419% (US0003M + 0.640%) due 01/24/2022 ~		7,000	7,048

UBS AG
2.949% (US0003M + 0.320%) due 05/28/2019 ~		67,400	67,429
3.175% due 06/08/2020 •		2,700	2,711
3.333% (US0003M + 0.640%) due 08/14/2019 ~		4,606	4,617
3.476% (US0003M + 0.850%) due 06/01/2020 ~		15,400	15,504

UBS Group Funding Switzerland AG
3.000% due 04/15/2021		3,900	3,900
3.634% (US0003M + 0.950%) due 08/15/2023 ~		12,000	11,951
4.577% due 04/14/2021 •		26,700	27,368

WEA Finance LLC
2.700% due 09/17/2019		2,275	2,274
3.250% due 10/05/2020		3,500	3,523

Wells Fargo & Co.
3.790% (US0003M + 1.025%) due 07/26/2021 ~		8,000	8,104
3.955% (US0003M + 1.340%) due 03/04/2021 ~		4,511	4,590

Wells Fargo Bank N.A.
2.910% (SOFRRATE + 0.480%) due 03/25/2020 ~		14,200	14,219
3.271% (US0003M + 0.510%) due 10/22/2021 ~		47,613	47,725
3.272% (US0003M + 0.500%) due 07/23/2021 ~		28,100	28,148

			4,117,386

INDUSTRIALS 21.7%

AbbVie, Inc.
2.300% due 05/14/2021		2,700	2,671

Alimentation Couche-Tard, Inc.
3.108% (US0003M + 0.500%) due 12/13/2019 ~		10,340	10,339

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Allergan Funding SCS
3.000% due 03/12/2020	$12,650	$12,646
3.852% (US0003M + 1.255%) due 03/12/2020 ~	14,118	14,243

Allergan Sales LLC
5.000% due 12/15/2021	800	833

Allergan, Inc.
3.375% due 09/15/2020	1,600	1,608

Altria Group, Inc.
9.250% due 08/06/2019	3,000	3,067

America Movil S.A.B. de C.V.
5.000% due 03/30/2020	45,000	45,901

Amgen, Inc.
2.200% due 05/22/2019	35,078	35,065
3.017% (US0003M + 0.320%) due 05/10/2019 ~	1,100	1,100

Andeavor Logistics LP
5.500% due 10/15/2019	1,606	1,622

Anthem, Inc.
2.250% due 08/15/2019	5,000	4,991

AutoNation, Inc.
5.500% due 02/01/2020	5,449	5,558

Bacardi Ltd.
4.500% due 01/15/2021	700	712

Baidu, Inc.
2.750% due 06/09/2019	16,461	16,466
3.000% due 06/30/2020	4,000	4,000

BAT Capital Corp.
2.297% due 08/14/2020	42,408	41,982
3.283% due 08/14/2020 •	90,457	90,280
3.564% (US0003M + 0.880%) due 08/15/2022 ~	38,970	38,854

BAT International Finance PLC
1.625% due 09/09/2019	3,954	3,932
2.750% due 06/15/2020	14,786	14,732

Baxalta, Inc.
2.875% due 06/23/2020	1,221	1,220

Bayer U.S. Finance LLC
2.125% due 07/15/2019	5,543	5,526
2.375% due 10/08/2019	50,529	50,368
3.232% (US0003M + 0.630%) due 06/25/2021 ~	18,000	17,851
3.621% (US0003M + 1.010%) due 12/15/2023 ~	37,000	36,478

Becton Dickinson and Co.
2.675% due 12/15/2019	5,000	4,985

BMW U.S. Capital LLC
3.063% (US0003M + 0.370%) due 08/14/2020 ~	19,500	19,499
3.207% (US0003M + 0.410%) due 04/12/2021 ~	9,900	9,897
3.435% (US0003M + 0.640%) due 04/06/2022 ~	5,505	5,514

Broadcom Corp.
2.375% due 01/15/2020	61,100	60,785
3.000% due 01/15/2022	8,700	8,662

Broadcom, Inc.
3.125% due 04/15/2021 (a)	35,000	34,959

Campbell Soup Co.
3.115% (US0003M + 0.500%) due 03/16/2020 ~	1,400	1,397

Canadian Pacific Railway Co.
4.500% due 01/15/2022	1,500	1,557

Cardinal Health, Inc.
3.381% (US0003M + 0.770%) due 06/15/2022 ~	12,095	12,005

Cenovus Energy, Inc.
5.700% due 10/15/2019	20,525	20,822

Central Nippon Expressway Co. Ltd.
2.079% due 11/05/2019	34,650	34,512
2.091% due 09/14/2021	34,967	34,312
2.170% due 08/05/2019	25,920	25,856
2.241% due 02/16/2021	17,800	17,603
2.293% due 04/23/2021	21,468	21,225
2.362% due 05/28/2021	19,800	19,552

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.381% due 09/17/2020	$4,400	$4,375
2.567% due 11/02/2021	10,800	10,723
2.849% due 03/03/2022	26,500	26,443
3.278% (US0003M + 0.540%) due 08/04/2020 ~	18,000	18,021
3.298% (US0003M + 0.560%) due 11/02/2021 ~	6,500	6,492
3.425% due 03/03/2022 •	10,500	10,529
3.443% (US0003M + 0.850%) due 09/14/2021 ~	9,000	9,056
3.653% (US0003M + 0.970%) due 02/16/2021 ~	3,000	3,021
3.842% (US0003M + 1.070%) due 04/23/2021 ~	14,740	14,882

Charter Communications Operating LLC
3.579% due 07/23/2020	16,847	16,972
4.386% (US0003M + 1.650%) due 02/01/2024 ~	68,738	68,774
4.464% due 07/23/2022	21,393	22,143

Chevron Corp.
3.633% (US0003M + 0.950%) due 05/16/2021 ~	27,800	28,238

Cigna Corp.
3.265% (US0003M + 0.650%) due 09/17/2021 ~	20,500	20,494
3.677% (US0003M + 0.890%) due 07/15/2023 ~	44,000	43,811

CNPC General Capital Ltd.
2.700% due 11/25/2019	11,090	11,086
2.750% due 05/14/2019	4,219	4,222

Comcast Corp.
3.300% due 10/01/2020	7,000	7,068

Conagra Brands, Inc.
3.297% (US0003M + 0.500%) due 10/09/2020 ~	4,600	4,577

Constellation Brands, Inc.
2.250% due 11/06/2020	3,600	3,566

CVS Health Corp.
3.350% due 03/09/2021	2,500	2,520

D.R. Horton, Inc.
2.550% due 12/01/2020	5,300	5,265
4.000% due 02/15/2020	2,500	2,521
4.375% due 09/15/2022	6,200	6,363

Daimler Finance North America LLC
2.200% due 05/05/2020	9,545	9,471
2.250% due 03/02/2020	12,112	12,041
2.700% due 08/03/2020	2,000	1,993
3.113% (US0003M + 0.450%) due 02/22/2021 ~	1,335	1,332
3.128% (US0003M + 0.430%) due 02/12/2021 ~	19,300	19,223
3.263% (US0003M + 0.530%) due 05/05/2020 ~	5,000	5,004
3.288% (US0003M + 0.550%) due 05/04/2021 ~	46,499	46,444
3.403% (US0003M + 0.670%) due 11/05/2021 ~	7,500	7,485
3.535% (US0003M + 0.740%) due 07/05/2019 ~	1,250	1,252
3.543% (US0003M + 0.880%) due 02/22/2022 ~	9,449	9,476
3.578% (US0003M + 0.840%) due 05/04/2023 ~	62,400	62,305

Danone S.A.
1.691% due 10/30/2019	6,200	6,161

Dell International LLC
4.420% due 06/15/2021	23,900	24,529

Delta Air Lines, Inc.
2.600% due 12/04/2020	9,900	9,817
2.875% due 03/13/2020	37,200	37,141
3.625% due 03/15/2022	5,150	5,183

Deutsche Telekom International Finance BV
1.500% due 09/19/2019	21,377	21,242
1.950% due 09/19/2021	950	929
2.225% due 01/17/2020	550	547
3.075% (US0003M + 0.450%) due 09/19/2019 ~	21,000	21,023
6.000% due 07/08/2019	11,000	11,091

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diageo Capital PLC
2.923% (US0003M + 0.240%) due 05/18/2020 ~	$5,000	$5,004

Discovery Communications LLC
2.750% due 11/15/2019	9,505	9,487
3.343% (US0003M + 0.710%) due 09/20/2019 ~	1,500	1,501

Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019	12,800	12,766
2.800% due 11/15/2020	900	900

Doosan Infracore Co. Ltd.
2.375% due 11/21/2019	4,000	3,994
2.500% due 07/26/2020	5,000	4,979

DXC Technology Co.
3.576% (US0003M + 0.950%) due 03/01/2021 ~	7,462	7,462

eBay, Inc.
3.216% (US0003M + 0.480%) due 08/01/2019 ~	10,000	10,009

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~	27,700	27,695

Energy Transfer Operating LP
9.000% due 04/15/2019	4,606	4,616

Energy Transfer Partners LP
5.750% due 09/01/2020	1,300	1,341

Enterprise Products Operating LLC
2.550% due 10/15/2019	2,700	2,695
5.250% due 01/31/2020	2,000	2,038

EQT Corp.
2.500% due 10/01/2020	13,720	13,538
3.362% (US0003M + 0.770%) due 10/01/2020 ~	24,200	24,078
4.875% due 11/15/2021	1,258	1,306

ERAC USA Finance LLC
2.350% due 10/15/2019	2,675	2,668
5.250% due 10/01/2020	700	722

Flex Ltd.
4.625% due 02/15/2020	1,400	1,418

Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	4,667	4,708
5.625% due 07/31/2019	4,600	4,630

GATX Corp.
2.500% due 07/30/2019	1,500	1,496
3.453% (US0003M + 0.720%) due 11/05/2021 ~	2,000	1,991

General Electric Co.
3.113% (US0003M + 0.380%) due 05/05/2026 ~	8,190	7,287
5.500% due 01/08/2020	4,200	4,292
5.550% due 05/04/2020	3,300	3,387
6.000% due 08/07/2019	2,265	2,287

General Mills, Inc.
3.783% (US0003M + 1.010%) due 10/17/2023 ~	8,900	8,968

General Motors Co.
3.539% (US0003M + 0.800%) due 08/07/2020 ~	11,973	11,960

Georgia-Pacific LLC
2.539% due 11/15/2019	2,000	1,997

Harris Corp.
3.231% (US0003M + 0.480%) due 04/30/2020 ~	10,000	9,994

HCA, Inc.
6.500% due 02/15/2020	2,000	2,059

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	31,534	31,404

HPHT Finance Ltd.
2.875% due 03/17/2020	5,305	5,304

Humana, Inc.
2.625% due 10/01/2019	1,000	999

Hyundai Capital America
1.750% due 09/27/2019	4,930	4,906
2.600% due 03/19/2020	6,225	6,190

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.608% (US0003M + 0.800%) due 04/03/2020 ~	$2,350	$2,351
3.615% (US0003M + 1.000%) due 09/18/2020 ~	206	207
3.744% due 07/08/2021 •	1,000	1,000

Imperial Brands Finance PLC
2.950% due 07/21/2020	20,300	20,242
3.750% due 07/21/2022	2,500	2,534

Incitec Pivot Finance LLC
6.000% due 12/10/2019	2,400	2,445

Kinder Morgan, Inc.
4.067% (US0003M + 1.280%) due 01/15/2023 ~	6,861	6,888

Komatsu Finance America, Inc.
2.118% due 09/11/2020	2,500	2,466

Kraft Heinz Foods Co.
2.800% due 07/02/2020	3,484	3,480
3.117% (US0003M + 0.420%) due 08/09/2019 ~	19,515	19,524
3.267% (US0003M + 0.570%) due 02/10/2021 ~	9,800	9,779
3.517% (US0003M + 0.820%) due 08/10/2022 ~	45,266	45,218

Martin Marietta Materials, Inc.
3.313% (US0003M + 0.650%) due 05/22/2020 ~	5,800	5,800

Masco Corp.
3.500% due 04/01/2021	12,800	12,892
7.125% due 03/15/2020	3,800	3,950

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~	35,100	35,118

Minera y Metalurgica del Boleo SAPI de C.V.
2.875% due 05/07/2019	26,737	26,737

Molson Coors Brewing Co.
1.450% due 07/15/2019	46,940	46,753

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	16,920	16,798
3.375% (US0003M + 0.610%) due 10/28/2019 ~	200	200

Moody’s Corp.
2.625% due 01/15/2023	5,000	4,930
3.250% due 06/07/2021	4,400	4,438

Mylan NV
2.500% due 06/07/2019	11,801	11,793
3.150% due 06/15/2021	10,400	10,374
3.750% due 12/15/2020	4,673	4,717

NBCUniversal Enterprise, Inc.
1.974% due 04/15/2019	3,295	3,294

NetApp, Inc.
2.000% due 09/27/2019	21,230	21,144
3.375% due 06/15/2021	1,400	1,414

NTT Finance Corp.
1.900% due 07/21/2021	800	784
3.131% (US0003M + 0.530%) due 06/29/2020 ~	28,852	28,910

NXP BV
4.125% due 06/15/2020	17,442	17,706

Oil India Ltd.
3.875% due 04/17/2019	4,700	4,705

ONGC Videsh Ltd.
3.250% due 07/15/2019	27,500	27,532

Ooredoo International Finance Ltd.
7.875% due 06/10/2019	37,491	37,855

Penske Truck Leasing Co. LP
2.500% due 06/15/2019	3,175	3,171
3.200% due 07/15/2020	3,500	3,508

Petroleos Mexicanos
8.000% due 05/03/2019	13,000	13,071

Petronas Capital Ltd.
5.250% due 08/12/2019	115,529	116,685

Phillips 66
3.246% (US0003M + 0.600%) due 02/26/2021 ~	2,100	2,100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.537% (US0003M + 0.750%) due 04/15/2020 ~	$2,000	$2,001

Pioneer Natural Resources Co.
7.500% due 01/15/2020	1,800	1,863

QUALCOMM, Inc.
3.481% (US0003M + 0.730%) due 01/30/2023 ~	17,550	17,555

QVC, Inc.
3.125% due 04/01/2019	7,180	7,180

Reckitt Benckiser Treasury Services PLC
3.162% (US0003M + 0.560%) due 06/24/2022 ~	7,800	7,739

Reynolds American, Inc.
3.250% due 06/12/2020	5,158	5,166
6.875% due 05/01/2020	7,600	7,910
8.125% due 06/23/2019	29,969	30,309

Rockwell Collins, Inc.
5.250% due 07/15/2019	30,000	30,198

Ryder System, Inc.
2.500% due 05/11/2020	1,200	1,197

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	4,000	4,156

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	131,320	130,768

Sky Ltd.
2.625% due 09/16/2019	2,300	2,296

Southern Co.
3.292% (US0003M + 0.700%) due 09/30/2020 ~	33,200	33,232

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	4,063	4,071

Suntory Holdings Ltd.
2.550% due 09/29/2019	3,500	3,494

Syngenta Finance NV
3.698% due 04/24/2020	2,600	2,610

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021	14,000	14,362

Telefonica Emisiones S.A.
5.134% due 04/27/2020	8,400	8,596
5.877% due 07/15/2019	14,450	14,572

Tencent Holdings Ltd.
3.375% due 05/02/2019	103,179	103,241

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019	13,348	13,320

Time Warner Cable LLC
5.000% due 02/01/2020	8,075	8,210

TTX Co.
2.600% due 06/15/2020	1,600	1,596

Tyson Foods, Inc.
2.650% due 08/15/2019	15,800	15,785
3.079% (US0003M + 0.450%) due 05/30/2019 ~	20,520	20,522
3.091% (US0003M + 0.450%) due 08/21/2020 ~	25,970	25,939

VMware, Inc.
2.300% due 08/21/2020	51,390	50,933
2.950% due 08/21/2022	3,600	3,564

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	5,300	5,294
2.450% due 11/20/2019	2,300	2,291
3.458% (US0003M + 0.770%) due 11/13/2020 ~	76,288	76,540
3.638% (US0003M + 0.940%) due 11/12/2021 ~	10,000	10,022
4.000% due 11/12/2021	800	816

Vulcan Materials Co.
3.211% (US0003M + 0.600%) due 06/15/2020 ~	500	499

WestJet Airlines Ltd.
3.500% due 06/16/2021	1,400	1,365

Woolworths Group Ltd.
4.000% due 09/22/2020	1,000	1,012

ZF North America Capital, Inc.
4.500% due 04/29/2022	1,150	1,148

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	171

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	$16,794	$16,756
4.625% due 11/30/2019	1,386	1,401

Zoetis, Inc.
3.450% due 11/13/2020	2,400	2,423

		2,986,579

UTILITIES 5.9%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	42,000	42,189
3.583% (US0003M + 0.890%) due 02/15/2023 ~	22,200	21,646
3.737% (US0003M + 0.950%) due 07/15/2021 ~	10,300	10,425
3.777% (US0003M + 1.180%) due 06/12/2024 ~	13,000	12,902

BellSouth LLC
4.333% due 04/26/2021	50,944	51,000

BP Capital Markets America, Inc.
3.275% (US0003M + 0.650%) due 09/19/2022 ~	31,550	31,626

British Transco International Finance BV
0.000% due 11/04/2021 (c)	4,300	3,935

China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020	20,900	20,843

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	25,675	25,483

CLP Power HK Finance Ltd.
4.750% due 03/19/2020	22,700	23,092

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	9,122	9,103

Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~	11,000	10,987

Dominion Energy, Inc.
3.176% (US0003M + 0.550%) due 06/01/2019 ~	4,720	4,723

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	600	638
6.400% due 09/15/2020	1,600	1,671

Enel Finance International NV
2.875% due 05/25/2022	7,200	7,081

Eversource Energy
2.750% due 03/15/2022	7,000	7,000

Exelon Corp.
2.850% due 06/15/2020	1,900	1,898
5.150% due 12/01/2020	2,500	2,578

Exelon Generation Co. LLC
2.950% due 01/15/2020	1,080	1,079

FirstEnergy Corp.
2.850% due 07/15/2022	5,700	5,663

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019	800	807

Israel Electric Corp. Ltd.
9.375% due 01/28/2020	2,500	2,632

Korea Western Power Co. Ltd.
2.625% due 09/22/2019	6,200	6,205

National Grid North America, Inc.
2.375% due 09/30/2020	12,420	12,276

NextEra Energy Capital Holdings, Inc.
2.700% due 09/15/2019	1,600	1,599
2.900% due 04/01/2022 (a)	8,500	8,513
3.029% (US0003M + 0.400%) due 08/21/2020 ~	40,000	39,938
3.342% due 09/01/2020	23,000	23,175

Orange S.A.
1.625% due 11/03/2019	7,700	7,651
5.375% due 07/08/2019	42,606	42,902

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	2,012	2,007

Plains All American Pipeline LP
2.600% due 12/15/2019	19,832	19,766

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Progress Energy, Inc.
4.875% due 12/01/2019	$3,500	$3,547

Sempra Energy
2.400% due 03/15/2020	4,676	4,653
3.037% (US0003M + 0.250%) due 07/15/2019 ~	10,000	9,986

Sinopec Group Overseas Development Ltd.
1.750% due 09/29/2019	7,000	6,967
2.125% due 05/03/2019	35,100	35,081
2.250% due 09/13/2020	3,000	2,970
2.375% due 04/12/2020	3,000	3,005
2.500% due 04/28/2020	56,954	56,694
2.750% due 04/10/2019	18,347	18,347
3.703% (US0003M + 0.920%) due 04/10/2019 ~	4,750	4,751

Southern Power Co.
1.950% due 12/15/2019	500	497
3.183% (US0003M + 0.550%) due 12/20/2020 ~	43,300	43,125

State Grid Overseas Investment Ltd.
2.250% due 05/04/2020	2,200	2,182
2.750% due 05/07/2019	24,607	24,611

Verizon Communications, Inc.
3.615% (US0003M + 1.000%) due 03/16/2022 ~	92,710	94,140
3.784% (US0003M + 1.100%) due 05/15/2025 ~	13,200	13,212

Vodafone Group PLC
3.769% (US0003M + 0.990%) due 01/16/2024 ~	21,100	20,970

		807,771

Total Corporate Bonds & Notes (Cost $7,917,996)		7,911,736

MUNICIPAL BONDS & NOTES 0.1%

MISSISSIPPI 0.1%

Mississippi State General Obligation Bonds, Series 2017
2.882% (US0001M + 0.400%) due 11/01/2028 ~	11,700	11,726

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
2.901% (US0003M + 0.130%) due 10/25/2036 ~	1,621	1,603

Total Municipal Bonds & Notes (Cost $13,293)		13,329

U.S. GOVERNMENT AGENCIES 9.5%

Fannie Mae
2.786% due 01/25/2048 - 11/25/2052 •	7,226	7,205
2.809% due 03/25/2048 •	9,178	9,130
2.829% due 08/25/2044 - 01/25/2045 •	19,885	19,804
2.859% due 11/25/2044 - 05/25/2058 •	151,422	151,155
2.859% due 12/25/2048	18,703	18,626
2.886% due 09/25/2043 •	788	788
2.909% due 07/25/2044 •	4,766	4,756
2.959% due 07/25/2046 •	51,918	51,897
3.136% due 06/25/2041 •	8,744	8,842
3.206% due 07/25/2040 •	6,388	6,471
3.500% due 02/01/2048 - 03/01/2048	173,179	175,922

Freddie Mac
1.720% due 04/24/2020	745	739
2.600% due 04/01/2021 (a)	48,800	48,768
2.820% due 11/25/2021 •	10,205	10,199
2.829% due 05/15/2038 •	8,416	8,396
2.830% due 06/25/2025 •	15,716	15,664
2.839% due 05/15/2041 •	8,048	8,037
2.840% due 09/25/2021 •	4,282	4,283

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.849% due 06/15/2040 •		$8,380	$8,357
2.859% (LIBOR01M) due 12/15/2036 ~		5,088	5,083
2.859% due 03/15/2037 - 09/15/2044 •		359,524	358,896
2.859% due 10/15/2037 - 03/15/2043		274,123	273,710
2.884% due 06/15/2035 - 05/15/2037 •		2,296	2,297
2.909% due 01/15/2040 •		530	531
2.914% due 06/15/2036 •		1,741	1,748
2.949% due 11/15/2042 •		4,070	4,056
2.959% due 12/15/2037 •		3,743	3,746
2.959% due 05/15/2038		6,821	6,765
3.034% due 06/15/2041 •		7,875	7,929

Ginnie Mae
2.688% due 03/20/2036 •		5,542	5,516
2.709% due 06/20/2066 •		1,634	1,632
2.788% due 03/20/2037 •		2,095	2,069
2.795% due 04/20/2037		2,724	2,724
2.889% due 11/20/2045 •		1,911	1,905
2.979% due 06/20/2067 •		611	611
3.009% due 04/20/2061 •		1,649	1,649
3.138% due 04/20/2040 •		3,384	3,426
3.139% due 03/20/2065 •		9,526	9,532
3.247% due 04/20/2067 •		5,786	5,888
3.259% due 08/20/2067 •		2,818	2,848
3.309% due 05/20/2066		6,090	6,136
3.524% due 07/20/2067		8,936	9,120
3.527% due 06/20/2067 •		5,874	5,972
3.628% due 09/20/2067		17,349	17,723
3.846% due 11/20/2067 •		1,503	1,535

NCUA Guaranteed Notes
2.931% due 01/08/2020 •		2,576	2,582

Total U.S. Government Agencies (Cost $1,303,304)			1,304,668

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.4%

280 Park Avenue Mortgage Trust
3.364% due 09/15/2034 •		15,000	15,012

AREIT Trust
3.334% due 02/14/2035 •		6,316	6,303

Ashford Hospitality Trust
3.384% due 04/15/2035 •		7,443	7,405

Atrium Hotel Portfolio Trust
3.434% due 06/15/2035 •		5,000	4,997

BX Trust
3.404% due 07/15/2034 •		2,644	2,640

CGGS Commercial Mortgage Trust
3.384% due 02/15/2037 •		10,500	10,418

Citigroup Commercial Mortgage Trust
3.024% due 09/10/2045		19,000	19,177

Commercial Mortgage Trust
3.373% due 10/10/2048		2,000	2,034
3.391% due 05/15/2045		1,711	1,728

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050		5,000	5,086

DBCG Mortgage Trust
3.184% due 06/15/2034 •		9,000	8,973

Eurosail PLC
0.000% due 03/13/2045 •	EUR	5,450	6,028

FHR JMS
2.890% due 06/01/2038 «(a)		$78,963	78,648

Gosforth Funding PLC
3.095% due 12/19/2059 •		2,767	2,765
3.101% due 08/25/2060 •		30,621	30,568

GPMT Ltd.
3.387% due 11/21/2035 •		3,813	3,811

Great Wolf Trust
3.484% due 09/15/2034 •		5,000	4,992

GS Mortgage Securities Corp.
3.419% due 10/10/2032		24,000	24,386

GS Mortgage Securities Corp. Trust
3.184% due 07/15/2032 •		5,000	4,995

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Trust
3.707% due 08/10/2044		$36,325	$36,902

Holmes Master Issuer PLC
3.147% due 10/15/2054 •		15,000	14,982
3.207% due 10/15/2054 •		28,300	28,283

JPMorgan Chase Commercial Mortgage Securities Corp.
3.284% due 06/15/2032 •		11,400	11,351

JPMorgan Chase Commercial Mortgage Securities Trust
3.093% due 07/05/2032		5,766	5,822
3.323% due 07/15/2034 •		4,000	3,990
3.484% due 06/15/2032 •		22,205	22,147

Ladder Capital Commercial Mortgage Mortgage Trust
3.364% due 09/15/2034 •		2,601	2,595

Lehman XS Trust
3.026% due 12/25/2035 •		724	708

Morgan Stanley Capital Trust
3.334% due 11/15/2034 •		7,000	6,971

Motel 6 Trust
3.404% due 08/15/2034 •		13,531	13,491

PFP Ltd.
3.364% due 07/14/2035 •		6,966	6,953

RAIT Trust
3.434% due 06/15/2037 •		690	687

Resource Capital Corp. Ltd.
3.284% (LIBOR01M + 0.800%) due 07/15/2034 ~		243	242

Rosslyn Portfolio Trust
3.434% due 06/15/2033 •		14,500	14,509

Silverstone Master Issuer PLC
3.311% (US0003M + 0.550%) due 01/21/2070 ~		3,570	3,571
3.511% (US0003M + 0.750%) due 01/21/2070 ~		949	949

UBS Commercial Mortgage Trust
3.400% due 05/10/2045		21,412	21,760

Wells Fargo Commercial Mortgage Trust
3.215% (LIBOR01M + 0.731%) due 12/15/2036 ~		3,300	3,274
3.349% due 12/13/2031 •		5,000	4,992

Wells Fargo-RBS Commercial Mortgage Trust
2.695% due 03/15/2045		268	268
3.044% due 08/15/2047 •		17,800	17,823

Total Non-Agency Mortgage-Backed Securities (Cost $464,717)			462,236

ASSET-BACKED SECURITIES 13.3%

Ally Auto Receivables Trust
1.440% due 08/17/2020		276	276
1.700% due 06/15/2021		3,365	3,350
1.730% due 11/16/2020		1,415	1,410
1.780% due 08/16/2021		1,087	1,082
2.140% due 09/15/2020		1,951	1,949

Ally Master Owner Trust
2.804% due 07/15/2022 •		8,100	8,102

Apidos CLO
3.741% due 01/19/2025 •		4,045	4,045

Arbor Realty Collateralized Loan Obligation Ltd.
3.474% due 12/15/2027 •		6,050	6,029

Atrium Corp.
3.591% due 04/22/2027 •		9,700	9,621

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	12,500	13,971

B&M CLO Ltd.
3.509% due 04/16/2026 •		$1,403	1,399

BA Credit Card Trust
1.950% due 08/15/2022		9,500	9,443

Babson Euro CLO BV
0.512% due 10/25/2029 •	EUR	6,500	7,275

Bank of The West Auto Trust
1.780% due 02/15/2021		$835	833

Barings Euro CLO BV
0.680% due 07/27/2030 •	EUR	11,200	12,493

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Benefit Street Partners CLO Ltd.
3.560% due 07/18/2027 •		$1,800	$1,791

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	7,800	8,748

Black Diamond CLO Ltd.
3.823% due 02/06/2026 •		$9,178	9,176

BMW Vehicle Owner Trust
1.160% due 11/25/2020		1,498	1,492
2.090% due 11/25/2020		7,378	7,365

Brookside Mill CLO Ltd.
3.593% due 01/17/2028 •		5,500	5,451

California Republic Auto Receivables Trust
2.580% due 06/15/2021		657	656

CARDS Trust
2.744% due 10/17/2022 •		17,800	17,803
2.834% due 04/17/2023 •		46,700	46,728

CarMax Auto Owner Trust
1.400% due 08/15/2021		15,272	15,161
1.970% due 04/15/2022		7,469	7,422
2.730% due 08/16/2021		12,215	12,214
3.020% due 07/15/2022		26,000	26,072

Chesapeake Funding LLC
1.910% due 08/15/2029		15,627	15,486
2.859% due 08/15/2030		16,232	16,201

CIFC Funding Ltd.
3.567% due 04/15/2027 •		28,700	28,520
3.631% due 10/25/2027 •		15,500	15,438

Commonbond Student Loan Trust
2.550% due 05/25/2041		1,154	1,141

CoreVest American Finance Trust
2.968% due 10/15/2049		4,117	4,084

Daimler Trucks Retail Trust
2.600% due 05/15/2020		8,118	8,114

Denali Capital CLO LLC
3.815% due 10/26/2027 •		6,000	5,973

Dryden Senior Loan Fund
3.687% due 10/15/2027 •		17,000	16,911

ECMC Group Student Loan Trust
3.240% due 02/27/2068		20,272	20,095

Enterprise Fleet Financing LLC
2.550% due 08/20/2019		1,903	1,903

Evergreen Credit Card Trust
2.744% due 10/15/2021 •		40,300	40,315
2.834% due 07/15/2022 •		36,300	36,353
2.964% due 01/15/2023 •		30,000	30,092

Flagship CLO Ltd.
3.629% due 01/16/2026 •		4,700	4,694

Ford Auto Securitization Trust
2.319% due 04/15/2022 (d)	CAD	3,442	2,578

Ford Credit Auto Lease Trust
1.800% due 06/15/2020		$2,599	2,596
2.710% due 12/15/2020		12,434	12,433
2.930% due 04/15/2021		28,700	28,735

Ford Credit Auto Owner Trust
2.590% due 02/15/2021		18,193	18,211

Ford Credit Floorplan Master Owner Trust
1.980% due 01/15/2022		23,685	23,538
2.834% due 09/15/2022 •		5,000	5,003

Gallatin CLO Ltd.
3.811% due 01/21/2028 •		15,000	14,941
3.837% (US0003M + 1.050%) due 07/15/2027 ~		30,000	29,942

GM Financial Automobile Leasing Trust
1.720% due 01/21/2020		762	761
2.060% due 05/20/2020		22,178	22,137
2.728% due 01/21/2020 •		1,830	1,830
2.830% due 07/20/2020		7,230	7,232

GM Financial Consumer Automobile
1.780% due 10/18/2021		916	911

GM Financial Consumer Automobile Receivables Trust
2.080% due 01/19/2021		5,189	5,179
2.550% due 05/17/2021		2,626	2,623

GMF Floorplan Owner Revolving Trust
1.960% due 05/17/2021		24,065	24,044

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden Credit Card Trust
1.600% due 09/15/2021		$34,880	$34,736
1.980% due 04/15/2022		2,500	2,481
2.020% due 04/15/2022		33,630	33,386

Halcyon Loan Advisors Funding Ltd.
3.681% due 04/20/2027 •		15,200	15,118
3.910% due 04/18/2026 •		834	834

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	10,000	11,195

Hertz Fleet Lease Funding LP
2.993% due 05/10/2032 •		$5,700	5,701

Honda Auto Receivables Owner Trust
1.210% due 12/18/2020		1,513	1,503
1.380% due 04/18/2022		4,836	4,828
1.620% due 08/15/2022		2,133	2,125
1.800% due 01/21/2020		322	322
2.660% due 12/18/2020		30,888	30,895

Hyundai Auto Lease Securitization Trust
1.880% due 08/17/2020		3,268	3,265
1.890% due 03/16/2020		2,296	2,293
1.970% due 07/15/2020		6,575	6,562
2.130% due 03/15/2021		3,250	3,238

Hyundai Auto Receivables Trust
1.290% due 04/15/2021		1,786	1,775
1.770% due 01/18/2022		4,400	4,369
1.780% due 11/15/2021		1,075	1,073

Jamestown CLO Ltd.
3.477% due 07/15/2026 •		14,528	14,492
3.657% due 01/15/2028 •		10,000	9,911

Jubilee CLO BV
0.490% due 12/15/2029 •	EUR	8,400	9,390

LCM LP
3.801% due 10/20/2027 •		$6,350	6,342

Marathon CLO Ltd.
3.511% due 11/21/2027 •		10,800	10,720

Master Credit Card Trust
2.977% due 07/21/2024 •		10,000	9,977

Mercedes-Benz Auto Lease Trust
2.200% due 04/15/2020		1,321	1,320

Monarch Grove CLO
3.651% due 01/25/2028 •		28,250	28,018

Motor PLC
3.016% due 09/25/2024 •		1,891	1,889

Mountain View CLO Ltd.
3.617% due 10/13/2027 •		4,100	4,074

Navient Private Education Loan Trust
2.834% due 12/15/2059 •		10,569	10,570
2.884% due 12/16/2058 •		7,539	7,544

Navient Private Education Refi Loan Trust
2.530% due 02/18/2042		5,175	5,153

Navient Student Loan Trust
2.676% due 03/25/2067 •		5,502	5,501
2.736% due 06/27/2067 •		24,055	24,018
2.836% due 03/25/2067 •		22,500	22,461
2.866% due 03/25/2067 •		17,000	16,992
3.236% due 03/25/2066 •		2,716	2,730

Nelnet Student Loan Trust
2.761% due 08/23/2027 •		6,248	6,241
3.186% due 09/27/2038 •		22,915	22,899
3.336% due 02/25/2066 •		13,160	13,134
3.551% due 07/27/2048 •		1,386	1,394

Neuberger Berman CLO Ltd.
3.587% due 07/15/2027 •		6,900	6,867

Nissan Auto Lease Trust
1.910% due 04/15/2020		4,408	4,400

Nissan Auto Receivables Owner Trust
1.320% due 01/15/2021		1,684	1,676
1.740% due 08/16/2021		11,218	11,171
1.790% due 01/17/2022		1,487	1,482

Ocean Trails CLO
3.588% due 08/13/2025 •		527	526

OCP CLO Ltd.
3.585% due 10/26/2027 •		21,000	20,884
3.587% due 07/15/2027 •		7,000	6,942
3.623% due 04/17/2027 •		10,000	9,965

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	173

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Octagon Investment Partners Ltd.
3.637% due 07/15/2027 •	$7,100	$7,039

Palmer Square Loan Funding Ltd.
3.387% due 04/15/2026 •	8,524	8,468
3.437% due 07/15/2026 •	12,814	12,689

Penarth Master Issuer PLC
2.862% due 03/18/2022 •	20,000	19,962

SBA Tower Trust
2.898% due 10/15/2044 Ø	1,500	1,498

Securitized Term Auto Receivables Trust
1.775% due 01/27/2020	541	542
2.686% due 01/27/2020 •	692	692

SLC Student Loan Trust
2.711% due 09/15/2026 •	2,284	2,281
2.721% due 03/15/2027 •	5,808	5,782
2.731% due 06/15/2029 •	2,989	2,970
2.784% due 02/15/2025 •	3,427	3,425
2.844% due 05/15/2023 •	2,871	2,869

SLM Private Education Loan Trust
1.850% due 06/17/2030	770	768

SLM Student Loan Trust
2.861% due 01/26/2026 •	16,925	16,898
2.881% due 10/27/2025 •	1,947	1,946
2.881% due 01/25/2027 •	4,084	4,077
2.891% due 01/25/2027 •	4,777	4,752
2.936% due 09/25/2043 •	25,611	25,355
3.136% due 12/27/2038 •	14,031	14,013
3.136% due 06/25/2055 •	15,479	15,469
3.321% due 04/27/2026 •	2,947	2,952
3.321% due 01/25/2028 •	6,622	6,637
3.371% due 10/25/2029 •	35,000	35,014
3.421% due 01/25/2022 •	1,515	1,505

SMB Private Education Loan Trust
2.430% due 02/17/2032	9,604	9,461
2.700% due 05/15/2031	9,628	9,588
2.754% due 06/17/2024 •	3,575	3,575
2.804% due 12/16/2024 •	7,396	7,391
2.834% due 03/16/2026 •	5,726	5,722

SoFi Professional Loan Program LLC
1.830% due 05/25/2040	3,005	2,997
1.860% due 11/26/2040	5,378	5,326
2.050% due 01/25/2041	8,419	8,369
2.390% due 02/25/2042	8,423	8,391
2.780% due 08/17/2048	25,000	25,030

SoFi Professional Loan Program Trust
2.640% due 08/25/2047	13,064	13,047
3.080% due 01/25/2048	8,179	8,202
3.120% due 02/25/2048	5,931	5,948
3.180% due 06/15/2048	11,029	11,069

Sound Point CLO Ltd.
3.641% due 07/20/2027 •	5,000	4,986
3.647% due 04/15/2027 •	32,000	32,000

Starwood Waypoint Homes Trust
3.434% due 01/17/2035 •	14,717	14,714

Structured Asset Securities Corp. Mortgage Loan Trust
3.056% due 05/25/2035 •	7,683	7,669

Symphony CLO Ltd.
3.667% due 04/15/2028 •	7,000	6,977

Telos CLO Ltd.
3.723% due 04/17/2028 •	16,000	15,929

THL Credit Wind River CLO Ltd.
3.657% due 10/15/2027 •	7,300	7,294

Towd Point Mortgage Trust
3.086% due 02/25/2057 •	5,167	5,137

Tralee CLO Ltd.
3.791% due 10/20/2027 •	30,200	30,070

Trillium Credit Card Trust
2.734% due 02/27/2023	38,300	38,296
2.979% due 01/26/2024 •	22,400	22,472
3.038% due 01/26/2024	22,400	22,481

Venture CLO Ltd.
3.637% due 01/15/2028 •	14,550	14,453
3.667% due 04/15/2027	8,700	8,631

Volkswagen Auto Loan Enhanced Trust
2.810% due 07/20/2021	6,916	6,921

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Voya CLO Ltd.
3.491% due 07/25/2026 •	$9,555	$9,533

WhiteHorse Ltd.
3.703% due 04/17/2027 •	5,000	4,983
3.933% due 07/17/2026 •	6,926	6,932

World Omni Auto Receivables Trust
1.300% due 02/15/2022	2,797	2,774
1.610% due 02/16/2021	464	463
1.930% due 09/15/2022	25,772	25,643
2.570% due 07/15/2021	3,504	3,502
3.020% due 04/15/2022	20,000	20,077

Z Capital Credit Partners CLO Ltd.
3.729% due 07/16/2027 •	17,500	17,412

Zais CLO Ltd.
3.937% due 04/15/2028 •	25,300	25,168

Total Asset-Backed Securities (Cost $1,835,134)		1,829,989

SOVEREIGN ISSUES 4.1%

Agence Francaise de Developpement
1.375% due 08/02/2019	1,000	996
1.875% due 09/14/2020	31,000	30,702
2.813% (US0003M + 0.200%) due 09/21/2019 ~	36,400	36,424

CDP Financial, Inc.
4.400% due 11/25/2019	4,400	4,450

CPPIB Capital, Inc.
2.809% (US0003M + 0.030%) due 10/16/2020 ~	5,000	5,002

Development Bank of Japan, Inc.
3.005% (US0003M + 0.240%) due 01/28/2020 ~	7,100	7,114

Export-Import Bank of India
2.750% due 04/01/2020	32,961	32,845
2.750% due 08/12/2020	13,500	13,442
3.125% due 07/20/2021	8,448	8,435
3.641% (US0003M + 1.000%) due 08/21/2022 ~	16,705	16,674
3.875% due 10/02/2019	29,119	29,248

Export-Import Bank of Korea
1.750% due 05/26/2019	1,616	1,614
2.375% due 08/12/2019	1,500	1,499

Japan Bank for International Cooperation
2.125% due 07/21/2020	4,300	4,280
2.125% due 11/16/2020	60,000	59,625
3.106% (US0003M + 0.480%) due 06/01/2020 ~	36,540	36,713
3.151% (US0003M + 0.390%) due 07/21/2020 ~	65,900	66,120
3.221% (US0003M + 0.570%) due 02/24/2020 ~	32,540	32,686

Japan Finance Organization for Municipalities
2.000% due 09/08/2020	29,114	28,855
2.125% due 04/13/2021	26,400	26,117

Japan International Cooperation Agency
1.875% due 11/13/2019	17,500	17,404

Kommunalbanken A/S
2.685% (US0003M + 0.070%) due 03/17/2020 ~	16,000	16,012
2.945% (US0003M + 0.330%) due 06/16/2020 ~	3,242	3,255

Kommuninvest Sverige AB
2.659% (US0003M + 0.030%) due 05/28/2019 ~	5,200	5,201

Korea Hydro & Nuclear Power Co. Ltd.
2.375% due 10/28/2019	4,500	4,494

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV
3.021% (US0003M + 0.260%) due 01/20/2020 ~	13,200	13,230
3.100% (US0003M + 0.320%) due 04/18/2019 ~	2,400	2,401

Qatar Government International Bond
5.250% due 01/20/2020	7,800	7,947

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SNCF Reseau
2.000% due 10/13/2020	$4,000	$3,967

State of North Rhine-Westphalia
2.733% (US0003M + 0.050%) due 08/16/2019 ~	14,500	14,505

Tokyo Metropolitan Government
2.125% due 05/20/2019	20,200	20,185
2.500% due 06/08/2022	5,000	4,970

Total Sovereign Issues (Cost $556,061)		556,412

SHORT-TERM INSTRUMENTS 11.0%

CERTIFICATES OF DEPOSIT 0.4%

Lloyds Bank Corporate Markets PLC
3.102% (US0003M + 0.500%) due 09/24/2020 ~	54,900	54,920

COMMERCIAL PAPER 3.9%

Anheuser-Busch InBev Worldwide, Inc.
2.720% due 04/24/2019	10,000	9,981

AT&T, Inc.
3.000% due 05/28/2019	100,850	100,372

Boston Scientific Corp.
2.850% due 04/23/2019	12,100	12,077
2.900% due 05/20/2019	16,600	16,534
2.950% due 06/17/2019	49,400	49,089

Campbell Soup Co.
3.000% due 04/17/2019	4,800	4,793
3.050% due 05/29/2019	3,075	3,060
3.050% due 06/05/2019	19,200	19,098

Cigna Corp.
2.920% due 05/29/2019	10,000	9,953

Enable Midstream Partners LP
3.300% due 05/13/2019	16,850	16,786

Enbridge (U.S.), Inc.
2.800% due 04/04/2019	60,500	60,473
2.810% due 04/19/2019	3,900	3,894
2.820% due 04/16/2019	5,000	4,993
2.890% due 05/13/2019	10,000	9,966

Enel Finance America LLC
2.870% due 05/13/2019	12,298	12,255

Energy Transfer Partners
3.200% due 04/22/2019	2,300	2,295

ENI Finance USA, Inc.
2.750% due 04/15/2019	1,100	1,099

Ford Motor Credit Co.
3.135% due 04/08/2019	10,000	9,992

General Motors Financial Co., Inc.
2.980% due 04/24/2019	4,550	4,540

Hitachi Capital America Corp.
2.700% due 04/25/2019	7,400	7,385
2.750% due 04/22/2019	746	745

Humana, Inc.
2.970% due 05/14/2019	8,900	8,867

Hyundai Capital America
2.700% due 04/24/2019	3,980	3,972
2.750% due 05/01/2019	8,800	8,778

Keurig Dr Pepper
2.750% due 04/12/2019	7,000	6,993
2.750% due 05/13/2019	11,200	11,161
2.800% due 05/10/2019	33,450	33,342

Marriott International
2.800% due 05/03/2019	1,000	997

NextEra Energy Capital Holdings, Inc.
2.730% due 05/09/2019	6,900	6,878

NiSource, Inc.
2.700% due 04/12/2019	1,870	1,868
2.770% due 04/29/2019	3,650	3,641
2.970% due 05/24/2019	10,800	10,753

Royal Caribbean Cruise
3.000% due 04/17/2019	2,700	2,696
3.000% due 04/22/2019	17,700	17,668

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ryder System, Inc.
2.700% due 04/22/2019		$3,800	$3,793

Sempra Energy Holdings
2.750% due 04/29/2019		8,700	8,680

VW Credit, Inc.
2.900% due 07/10/2019		5,000	4,959
3.050% due 07/01/2019		31,000	30,768

WGL Holdings, Inc.
3.300% due 05/13/2019		5,500	5,481

			530,675

REPURCHASE AGREEMENTS (e) 6.4%
			882,080

SHORT-TERM NOTES 0.3%

Pagares Portador Banco Central
2.940% due 04/17/2019	CLP	23,600,000	34,626
2.971% due 04/17/2019		6,700,000	9,830

			44,456

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
2.401% due 04/11/2019 - 06/20/2019 (b)(c)(g)(i)	$6,813	$6,803

Total Short-Term Instruments (Cost $1,519,648)		1,518,934

Total Investments in Securities (Cost $13,610,153)		13,597,304

Total Investments 99.0% (Cost $13,610,153)		$13,597,304

Financial Derivative Instruments (f)(h) 0.0% (Cost or Premiums, net $10,418)		6,339

Other Assets and Liabilities, net 1.0%		130,266

Net Assets 100.0%		$13,733,909

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ford Auto Securitization Trust	2.319%	04/15/2022	03/06/2019	$ 2,564	$2,578	0.02%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.350%	03/29/2019	04/01/2019	$11,700	U.S. Treasury Notes 2.125% due 05/15/2025	$(11,917)	$11,700	$11,702
BPS	3.250	03/29/2019	04/01/2019	267,600	U.S. Treasury Inflation Protected Securities 0.625% due 04/15/2023	(149,275)	267,600	267,672
					U.S. Treasury Notes 1.875% due 02/28/2022	(123,802)
FICC	2.000	03/29/2019	04/01/2019	10,601	U.S. Treasury Notes 1.125% - 2.750% due 11/30/2020 - 06/30/2021	(10,822)	10,601	10,603
SSB	1.350	03/29/2019	04/01/2019	2,979	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(3,039)	2,979	2,979
SCX	3.350	03/29/2019	04/01/2019	251,900	U.S. Treasury Bonds 3.000% due 11/15/2045	(6,541)	251,900	251,970
					U.S. Treasury Notes 1.375% - 2.625% due 07/31/2020 - 07/15/2021	(250,015)
TDM	3.250	03/29/2019	04/01/2019	337,300	U.S. Treasury Inflation Protected Securities 2.000% due 01/15/2026	(280,335)	337,300	337,391
					U.S. Treasury Notes 2.250% - 2.750% due 03/31/2021 - 02/15/2028	(64,291)

Total Repurchase Agreements						$(900,037)	$882,080	$882,317

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	175

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.3)%
Fannie Mae, TBA	3.500%	04/01/2049	$180,000	$(179,976)	$(182,454)

Total Short Sales (1.3)%				$(179,976)	$(182,454)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$11,702	$0	$0	$11,702	$(11,917)	$(215)
BPS	267,672	0	0	267,672	(273,077)	(5,405)
FICC	10,603	0	0	10,603	(10,822)	(219)
SSB	2,979	0	0	2,979	(3,039)	(60)
SCX	251,970	0	0	251,970	(256,556)	(4,586)
TDM	337,391	0	0	337,391	(344,626)	(7,235)

Total Borrowings and Other Financing Transactions	$882,317	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(24,918) at a weighted average interest rate of 2.510%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2019	2,227	$	542,581	$317	$0	$(84)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	414	$	(51,427)	$(820)	$116	$0

Total Futures Contracts					$(503)	$116	$(84)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	2.500%	Annual	03/01/2020	$	5,566,100	$3,464	$6,820	$10,284	$0	$(1,364)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300	Annual	03/01/2022		4,210,300	6,954	(36,478)	(29,524)	6,098	0

Total Swap Agreements							$10,418	$(29,658)	$(19,240)	$6,098	$(1,364)

176	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$116	$6,098	$6,214	$0	$(84)	$(1,364)	$(1,448)

(g)	Securities with an aggregate market value of $2,274 and cash of $41,262 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	05/2019	CAD	3,446		$2,572	$0	$(12)

BSS	04/2019	CLP	30,331,307		45,163	601	0

CBK	04/2019		$54,417	CAD	73,000	255	0
	05/2019	CAD	73,000		$54,470	0	(260)
	05/2019		$56,521	CAD	74,659	0	(546)

HUS	04/2019	CAD	73,000		$55,323	650	0

MYI	05/2019	AUD	5,478		3,885	0	(7)

RBC	06/2019		$233	MYR	950	0	0

SSB	05/2019	EUR	61,325		$69,921	892	0

Total Forward Foreign Currency Contracts						$2,398	$(825)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$0	$0	$0	$0	$(12)	$0	$0	$(12)	$(12)	$0	$(12)
BSS	601	0	0	601	0	0	0	0	601	(820)	(219)
CBK	255	0	0	255	(806)	0	0	(806)	(551)	769	218
HUS	650	0	0	650	0	0	0	0	650	(1,000)	(350)
MYI	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
SSB	892	0	0	892	0	0	0	0	892	(820)	72

Total Over the Counter	$2,398	$0	$0	$2,398	$(825)	$0	$0	$(825)

(i)

Securities with an aggregate market value of $769 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	177

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$116	$116
Swap Agreements	0	0	0	0	6,098	6,098

	$0	$0	$0	$0	$6,214	$6,214

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,398	$0	$2,398

	$0	$0	$0	$2,398	$6,214	$8,612

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$84	$84
Swap Agreements	0	0	0	0	1,364	1,364

	$0	$0	$0	$0	$1,448	$1,448

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$825	$0	$825

	$0	$0	$0	$825	$1,448	$2,273

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(12,772)	$(12,772)
Swap Agreements	0	0	0	0	(1,126)	(1,126)

	$0	$0	$0	$0	$(13,898)	$(13,898)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$89,969	$0	$89,969

	$0	$0	$0	$89,969	$(13,898)	$76,071

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,145	$4,145
Swap Agreements	0	0	0	0	(29,659)	(29,659)

	$0	$0	$0	$0	$(25,514)	$(25,514)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$32,685	$0	$32,685

	$0	$0	$0	$32,685	$(25,514)	$7,171

178	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,117,386	$0	$4,117,386
Industrials	34,959	2,951,620	0	2,986,579
Utilities	0	807,771	0	807,771
Municipal Bonds & Notes
Mississippi	0	11,726	0	11,726
Pennsylvania	0	1,603	0	1,603
U.S. Government Agencies	0	1,304,668	0	1,304,668
Non-Agency Mortgage-Backed Securities	0	383,588	78,648	462,236
Asset-Backed Securities	0	1,829,989	0	1,829,989
Sovereign Issues	0	556,412	0	556,412
Short-Term Instruments
Certificates of Deposit	0	54,920	0	54,920
Commercial Paper	0	530,675	0	530,675
Repurchase Agreements	0	882,080	0	882,080
Short-Term Notes	0	44,456	0	44,456
U.S. Treasury Bills	0	6,803	0	6,803

Total Investments	$34,959	$13,483,697	$78,648	$13,597,304

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(182,454)	$0	$(182,454)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	116	6,098	0	6,214
Over the counter	0	2,398	0	2,398

	$116	$8,496	$0	$8,612

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(84)	(1,364)	0	(1,448)
Over the counter	0	(825)	0	(825)

	$(84)	$(2,189)	$0	$(2,273)

Total Financial Derivative Instruments	$32	$6,307	$0	$6,339

Totals	$34,991	$13,307,550	$78,648	$13,421,189

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	179

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 109.8%

CORPORATE BONDS & NOTES 25.0%

BANKING & FINANCE 17.7%

ABN AMRO Bank NV
1.800% due 09/20/2019		$5,000	$4,978

AerCap Ireland Capital DAC
3.750% due 05/15/2019		50,339	50,382

African Development Bank
2.801% (US0003M + 0.190%) due 06/15/2020 ~		3,500	3,508

American Express Credit Corp.
1.875% due 05/03/2019		16,000	16,000
3.068% (US0003M + 0.330%) due 05/03/2019 ~		20,500	20,500

Asian Development Bank
2.793% (US0003M + 0.010%) due 07/10/2019 ~		70,000	70,012

Banque Federative du Credit Mutuel S.A.
2.000% due 04/12/2019		5,000	4,999

Barclays PLC
2.750% due 11/08/2019		10,026	10,020

BNG Bank NV
2.897% due 07/14/2020 •		9,800	9,813

Caterpillar Financial Services Corp.
2.864% (US0003M + 0.180%) due 05/15/2020 ~		400	400

Citibank N.A.
2.875% (US0003M + 0.260%) due 09/18/2019 ~		6,000	6,007

Citigroup, Inc.
2.400% due 02/18/2020		3,360	3,348
2.500% due 07/29/2019		1,861	1,860
3.268% (BBSW3M + 1.250%) due 08/07/2019 ~	AUD	3,000	2,135
3.537% (US0003M + 0.930%) due 06/07/2019 ~		$51,643	51,723

Credit Agricole S.A.
2.500% due 04/15/2019		21,800	21,798

Credit Suisse AG
2.300% due 05/28/2019		6,300	6,297

DBS Group Holdings Ltd.
3.279% (US0003M + 0.500%) due 07/16/2019 ~		47,400	47,423

Dexia Credit Local S.A.
2.935% (US0003M + 0.320%) due 09/04/2020 ~		8,000	8,025

DNB Boligkreditt A/S
2.000% due 05/28/2020		15,000	14,909

Erste Abwicklungsanstalt
2.500% due 03/13/2020		11,000	10,993

FMS Wertmanagement
1.000% due 08/16/2019		14,795	14,711

Ford Motor Credit Co. LLC
2.021% due 05/03/2019		10,000	9,991
3.168% (US0003M + 0.430%) due 11/02/2020 ~		1,100	1,075
3.387% (US0003M + 0.790%) due 06/12/2020 ~		3,392	3,365
3.797% (US0003M + 1.000%) due 01/09/2020 ~		2,000	2,000

General Motors Financial Co., Inc.
2.400% due 05/09/2019		111,519	111,474
3.500% due 07/10/2019		33,984	34,049
4.347% (US0003M + 1.560%) due 01/15/2020 ~		10,000	10,066

Goldman Sachs Group, Inc.
1.950% due 07/23/2019		1,700	1,696
2.550% due 10/23/2019		2,497	2,494

HSBC USA, Inc.
2.250% due 06/23/2019		3,237	3,233
2.350% due 03/05/2020		6,850	6,832
3.298% (US0003M + 0.610%) due 11/13/2019 ~		16,500	16,548

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSH Portfoliomanagement AoeR
2.945% (US0003M + 0.330%) due 09/18/2020 ~	$6,000	$6,020

Hutchison Whampoa International Ltd.
7.625% due 04/09/2019	37,100	37,136

ICICI Bank Ltd.
4.800% due 05/22/2019	2,000	2,007

International Bank for Reconstruction & Development
1.250% due 07/26/2019	80,000	79,686

International Lease Finance Corp.
5.875% due 04/01/2019	3,000	3,000
6.250% due 05/15/2019	12,852	12,899

Jackson National Life Global Funding
2.200% due 01/30/2020	2,800	2,787
2.300% due 04/16/2019	26,575	26,570
3.087% (US0003M + 0.300%) due 10/15/2020 ~	12,000	12,003

JPMorgan Chase & Co.
2.250% due 01/23/2020	5,000	4,982
2.550% due 03/01/2021	19,100	19,044
3.151% (US0003M + 0.550%) due 03/09/2021 ~	11,961	11,977
3.727% (US0003M + 0.955%) due 01/23/2020 ~	500	504
4.106% (US0003M + 1.480%) due 03/01/2021 ~	1,100	1,121
6.300% due 04/23/2019	10,000	10,020

JPMorgan Chase Bank N.A.
1.650% due 09/23/2019	5,554	5,528
2.604% due 02/01/2021 •	3,000	2,994
2.980% (SOFRRATE + 0.550%) due 10/19/2020 ~	63,800	63,840
3.053% (US0003M + 0.370%) due 02/19/2021 ~	40,700	40,755

Kreditanstalt fuer Wiederaufbau
1.250% due 09/30/2019	30,000	29,824
1.500% due 09/09/2019	29,000	28,881

Landwirtschaftliche Rentenbank
1.375% due 10/23/2019	6,000	5,965

Macquarie Bank Ltd.
2.600% due 06/24/2019	7,434	7,431

Metropolitan Life Global Funding
2.300% due 04/10/2019	40,375	40,372
2.845% (US0003M + 0.220%) due 09/19/2019 ~	14,800	14,810
3.000% due 09/07/2020 •	21,500	21,504

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021	1,083	1,085

Mitsubishi UFJ Trust & Banking Corp.
2.650% due 10/19/2020	1,800	1,795

Mizuho Bank Ltd.
2.450% due 04/16/2019	9,445	9,443
2.650% due 09/25/2019	43,038	43,018

Morgan Stanley
2.375% due 07/23/2019	15,694	15,675
3.512% (US0003M + 0.740%) due 07/23/2019 ~	720	721
7.300% due 05/13/2019	69,672	70,033

MUFG Bank Ltd.
2.350% due 09/08/2019	20,400	20,362
2.750% due 09/14/2020	3,500	3,497

MUFG Union Bank N.A.
2.250% due 05/06/2019	250	250

National Bank of Canada
3.373% (US0003M + 0.600%) due 01/17/2020 ~	3,000	3,012

Nederlandse Waterschapsbank NV
1.750% due 09/05/2019	19,000	18,935
2.681% (US0003M + 0.030%) due 02/24/2020 ~	73,000	73,032
2.717% (US0003M + 0.020%) due 08/09/2019 ~	365,000	365,071

New York Life Global Funding
2.861% (US0003M + 0.100%) due 01/21/2020 ~	39,000	39,034

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.016% (US0003M + 0.280%) due 01/28/2021 ~	$11,900	$11,909
3.067% (US0003M + 0.270%) due 04/09/2020 ~	3,000	3,006

Nissan Motor Acceptance Corp.
1.550% due 09/13/2019	685	681
3.128% due 09/13/2019 •	6,000	6,001

Nordea Bank Abp
1.625% due 09/30/2019	17,000	16,897
3.099% (US0003M + 0.470%) due 05/29/2020 ~	2,800	2,807

NRW Bank
2.653% (US0003M + 0.060%) due 06/14/2019 ~	124,500	124,519
2.659% (US0003M + 0.060%) due 03/05/2021 ~	15,000	15,009

Protective Life Global Funding
1.722% due 04/15/2019	1,000	1,000

Reliance Standard Life Global Funding
2.500% due 04/24/2019	4,615	4,614

Royal Bank of Scotland Group PLC
6.400% due 10/21/2019	17,100	17,408

Santander UK PLC
2.350% due 09/10/2019	41,436	41,336

Standard Chartered PLC
2.100% due 08/19/2019	600	598
2.400% due 09/08/2019	600	598

Sumitomo Mitsui Banking Corp.
2.250% due 07/11/2019	7,700	7,691
3.090% (US0003M + 0.310%) due 10/18/2019 ~	29,971	30,006

SunTrust Banks, Inc.
2.500% due 05/01/2019	6,900	6,899

Svensk Exportkredit AB
1.125% due 08/28/2019	16,300	16,204
2.663% (US0003M + 0.030%) due 12/20/2019 ~	85,000	85,020

Toyota Motor Credit Corp.
2.200% due 01/10/2020	14,300	14,258
2.833% due 11/14/2019 •	550	551
2.883% (US0003M + 0.100%) due 01/10/2020 ~	19,600	19,604
3.033% (US0003M + 0.260%) due 04/17/2020 ~	5,900	5,911
3.044% (US0003M + 0.400%) due 05/20/2019 ~	310	310

UBS AG
2.949% (US0003M + 0.320%) due 05/28/2019 ~	68,000	68,029
3.333% (US0003M + 0.640%) due 08/14/2019 ~	19,300	19,344

Wells Fargo & Co.
2.125% due 04/22/2019	23,200	23,193
2.150% due 01/30/2020	1,100	1,095
2.600% due 07/22/2020	4,500	4,494
3.221% (US0003M + 0.460%) due 04/22/2019 ~	4,600	4,602

Wells Fargo Bank N.A.
2.150% due 12/06/2019	18,800	18,737
3.251% (US0003M + 0.600%) due 05/24/2019 ~	22,595	22,617
3.258% (US0003M + 0.650%) due 12/06/2019 ~	18,684	18,763

		2,352,998

INDUSTRIALS 6.6%

Altria Group, Inc.
2.625% due 01/14/2020	800	798

Amgen, Inc.
2.200% due 05/22/2019	17,300	17,293

Anthem, Inc.
2.250% due 08/15/2019	30,000	29,947

Bayer U.S. Finance LLC
2.125% due 07/15/2019	10,000	9,970

180	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BMW U.S. Capital LLC
3.021% (US0003M + 0.410%) due 09/13/2019 ~	$7,240	$7,248

BP AMI Leasing, Inc.
5.523% due 05/08/2019	5,735	5,750

Broadcom Corp.
2.375% due 01/15/2020	36,539	36,351

Central Nippon Expressway Co. Ltd.
2.079% due 11/05/2019	15,800	15,737
2.170% due 08/05/2019	22,600	22,544

Cigna Corp.
2.965% (US0003M + 0.350%) due 03/17/2020 ~	100,600	100,539

Daimler Finance North America LLC
1.500% due 07/05/2019	32,907	32,799
1.750% due 10/30/2019	8,150	8,098
2.250% due 07/31/2019	1,300	1,298
2.250% due 09/03/2019	2,955	2,947
2.250% due 03/02/2020	6,550	6,512
2.300% due 01/06/2020	4,185	4,167
3.371% (US0003M + 0.620%) due 10/30/2019 ~	47,250	47,339
3.535% (US0003M + 0.740%) due 07/05/2019 ~	78,300	78,396

Discovery Communications LLC
2.200% due 09/20/2019	23,792	23,699

Georgia-Pacific LLC
2.539% due 11/15/2019	41,250	41,182

Gilead Sciences, Inc.
2.883% (US0003M + 0.250%) due 09/20/2019 ~	5,000	5,002

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	6,000	5,975

Minera y Metalurgica del Boleo SAPI de C.V.
2.875% due 05/07/2019	8,000	8,000

Molson Coors Brewing Co.
1.450% due 07/15/2019	15,155	15,095

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	109,153	108,365

NBCUniversal Enterprise, Inc.
1.974% due 04/15/2019	4,800	4,799

NetApp, Inc.
2.000% due 09/27/2019	17,001	16,932

Oil India Ltd.
3.875% due 04/17/2019	13,427	13,441

Petroleos Mexicanos
8.000% due 05/03/2019	17,740	17,838

Petronas Capital Ltd.
5.250% due 08/12/2019	70,400	71,105

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	73,450	73,141

Sky Ltd.
2.625% due 09/16/2019	1,170	1,168

Telefonica Emisiones S.A.
5.877% due 07/15/2019	10,820	10,911

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	9,295	9,285
2.400% due 05/22/2020	6,541	6,496
2.450% due 11/20/2019	790	787

Warner Media LLC
2.100% due 06/01/2019	12,188	12,172

		873,126

UTILITIES 0.7%

BP Capital Markets PLC
1.676% due 05/03/2019	4,800	4,796
3.237% (US0003M + 0.540%) due 05/10/2019 ~	13,488	13,495

Georgia Power Co.
4.250% due 12/01/2019	1,700	1,714

Shell International Finance BV
2.947% (US0003M + 0.350%) due 09/12/2019 ~	950	952

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sinopec Group Overseas Development Ltd.
2.125% due 05/03/2019	$13,713	$13,706
2.750% due 04/10/2019	55,510	55,509

		90,172

Total Corporate Bonds & Notes (Cost $3,315,290)		3,316,296

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	6,972	6,970

Total Municipal Bonds & Notes (Cost $6,976)		6,970

U.S. GOVERNMENT AGENCIES 3.5%

Fannie Mae
3.500% due 05/01/2047 - 04/01/2048	343,510	348,970

Freddie Mac
3.500% due 04/01/2042 - 09/01/2048	119,048	121,024

Total U.S. Government Agencies (Cost $458,997)		469,994

U.S. TREASURY OBLIGATIONS 4.1%

U.S. Treasury Notes
2.500% due 12/31/2020 (d)	447,100	448,497
2.500% due 02/28/2021	100,000	100,398

Total U.S. Treasury Obligations (Cost $548,536)		548,895

ASSET-BACKED SECURITIES 0.6%

Dell Equipment Finance Trust
2.660% due 10/22/2019	11,869	11,868

Enterprise Fleet Financing LLC
2.550% due 08/20/2019	1,870	1,869

Ford Credit Auto Owner Trust
2.650% due 04/15/2020	15,500	15,501

Hyundai Auto Lease Securitization Trust
2.662% due 03/13/2020	13,886	13,887

Oscar U.S. Funding Trust
2.687% due 04/10/2020 «	30,000	30,023

Total Asset-Backed Securities (Cost $73,125)		73,148

SOVEREIGN ISSUES 8.1%

Agence Francaise de Developpement
2.813% (US0003M + 0.200%) due 09/21/2019 ~	106,000	106,068

Caisse des Depots et Consignations
2.690% (US0003M + 0.090%) due 10/02/2020 ~	6,000	5,992

CPPIB Capital, Inc.
2.809% (US0003M + 0.030%) due 10/16/2020 ~	37,000	37,013

Development Bank of Japan, Inc.
3.005% (US0003M + 0.240%) due 01/28/2020 ~	4,100	4,108

Export Development Canada
1.000% due 09/13/2019	25,500	25,320
2.643% (US0003M + -0.040%) due 11/19/2019 ~	54,000	54,005
2.698% (US0003M + 0.010%) due 08/13/2019 ~	33,700	33,711
2.721% (US0003M + -0.040%) due 07/19/2019 ~	75,000	75,012
2.740% (US0003M + -0.040%) due 10/18/2019 ~	82,800	82,813

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Export-Import Bank of India
3.875% due 10/02/2019	$18,000	$18,080

Industrial Bank of Korea
2.000% due 04/23/2020	5,100	5,063

Japan Bank for International Cooperation
1.750% due 05/29/2019	37,150	37,113
3.106% (US0003M + 0.480%) due 06/01/2020 ~	44,500	44,710
3.151% (US0003M + 0.390%) due 07/21/2020 ~	32,922	33,032
3.221% (US0003M + 0.570%) due 02/24/2020 ~	16,850	16,926

Japan International Cooperation Agency
1.875% due 11/13/2019	29,100	28,941

Kommunalbanken A/S
2.685% (US0003M + 0.070%) due 03/17/2020 ~	58,500	58,544
2.945% (US0003M + 0.330%) due 06/16/2020 ~	8,600	8,636

Kommuninvest Sverige AB
2.659% (US0003M + 0.030%) due 05/28/2019 ~	35,000	35,005

Municipality Finance PLC
2.909% (US0003M + 0.170%) due 02/07/2020 ~	8,600	8,613

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV
3.021% (US0003M + 0.260%) due 01/20/2020 ~	2,000	2,005
3.100% (US0003M + 0.320%) due 04/18/2019 ~	11,000	11,003

Province of Ontario
4.000% due 10/07/2019	8,000	8,058

Province of Quebec
2.743% (US0003M + 0.130%) due 09/21/2020 ~	8,000	8,016
3.041% (US0003M + 0.280%) due 07/21/2019 ~	103,595	103,704

State of North Rhine-Westphalia
2.713% (US0003M + 0.050%) due 05/22/2019 ~	5,600	5,601
2.733% (US0003M + 0.050%) due 08/16/2019 ~	157,000	157,058
2.802% (US0003M + 0.050%) due 01/29/2021 ~	35,000	35,009

Tokyo Metropolitan Government
2.125% due 05/20/2019	28,000	27,980
2.125% due 05/19/2020	5,000	4,974

Total Sovereign Issues (Cost $1,081,957)		1,082,113

SHORT-TERM INSTRUMENTS 68.4%

CERTIFICATES OF DEPOSIT 2.5%

Bank of Tokyo-Mitsubishi UFJ Ltd.
3.086% (US0003M + 0.350%) due 11/01/2019 ~	36,000	36,059

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~	121,400	121,612

First Republic Bank
2.900% due 04/04/2019	113,000	112,999
2.950% due 04/22/2019	41,900	41,899

National Bank of Canada
3.010% (US0003M + 0.230%) due 04/18/2019 ~	15,000	15,002

		327,571

COMMERCIAL PAPER 7.9%

Ameren Corp.
2.650% due 04/01/2019	1,300	1,300

American Electric Power Co., Inc.
2.740% due 04/08/2019	64,000	63,953
2.750% due 04/03/2019	5,000	4,998

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	181

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anheuser-Busch InBev Worldwide, Inc.
2.720% due 04/11/2019		$6,900	$6,893
2.730% due 04/11/2019		40,000	39,962
2.740% due 04/22/2019		37,000	36,935
2.800% due 06/12/2019		6,000	5,966

Anthem, Inc.
2.650% due 04/26/2019		2,600	2,595

AT&T, Inc.
2.905% due 05/28/2019		29,000	28,862
3.000% due 05/28/2019		170,700	169,891

Bank of Montreal
1.816% due 04/30/2019	CAD	43,200	32,304

CRH America Finance, Inc.
2.870% due 06/03/2019		$8,000	7,959

Dominion Resources, Inc.
2.680% due 04/03/2019		34,000	33,988

Enbridge (U.S.), Inc.
2.810% due 04/17/2019		8,700	8,688
2.880% due 05/13/2019		4,750	4,734

Enel Finance America LLC
2.800% due 04/29/2019		17,500	17,459

ENI Finance USA, Inc.
2.770% due 04/05/2019		8,100	8,096

Entergy Corp.
2.810% due 05/02/2019		6,000	5,984

Enterprise Products Operating LLC
2.700% due 04/10/2019		30,000	29,973

Fidelity National Information Services, Inc.
2.740% due 04/04/2019		50,000	49,978

Ford Motor Credit Co.
3.135% due 04/08/2019		9,181	9,173

HSBC Bank Canada
1.863% due 04/29/2019	CAD	31,300	23,406

Keurig Dr Pepper
2.750% due 04/04/2019		$90,000	89,960
2.750% due 04/12/2019		68,000	67,930
2.800% due 05/10/2019		60,000	59,807

Lowe’s Cos., Inc.
2.720% due 04/05/2019		60,000	59,969

Marsh & McLennan Cos., Inc.
2.730% due 04/22/2019		6,200	6,189

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mohawk Industries, Inc.
2.700% due 04/18/2019		$6,500	$6,490

Molson Coors Brewing Co.
2.720% due 04/02/2019		23,100	23,093

NextEra Energy Capital Holdings, Inc.
2.700% due 04/22/2019		4,000	3,993

Nissan Motor Acceptance Corp.
2.720% due 04/26/2019		12,800	12,776
2.720% due 04/29/2019		25,500	25,446

Royal Caribbean Cruise
3.000% due 04/22/2019		8,500	8,485

Ryder System, Inc.
2.700% due 04/22/2019		3,700	3,693

Sempra Energy Holdings
2.740% due 04/26/2019		1,000	998
2.750% due 04/29/2019		4,000	3,991

VW Credit, Inc.
2.720% due 05/03/2019		4,500	4,488
2.730% due 04/15/2019		700	699
2.750% due 04/08/2019		6,730	6,725

Waste Management, Inc.
2.720% due 04/16/2019		3,000	2,996
2.750% due 04/16/2019		24,300	24,267

Whirlpool Corp.
2.650% due 04/08/2019		50,400	50,363

			1,055,455

REPURCHASE AGREEMENTS (c) 41.9%
			5,572,974

SHORT-TERM NOTES 0.5%

GM Financial Automobile Leasing Trust
2.700% due 02/20/2020		20,805	20,809

Pagares Portador Banco Central
2.940% due 04/17/2019	CLP	21,400,000	31,398
2.971% due 04/17/2019		6,200,000	9,096

			61,303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 15.4%
(0.159)% due 04/04/2019 - 07/01/2019 (a)(b)	JPY	227,000,000	$2,048,666

U.S. TREASURY BILLS 0.2%
2.439% due 04/11/2019 - 06/20/2019 (a)(b)		$24,501	24,418

Total Short-Term Instruments (Cost $9,085,143)			9,090,387

Total Investments in Securities (Cost $14,570,024)			14,587,803

Total Investments 109.8% (Cost $14,570,024)			$14,587,803

Financial Derivative Instruments (e) (0.0)% (Cost or Premiums, net $0)			(4,850)

Other Assets and Liabilities, net (9.8)%			(1,292,115)

Net Assets 100.0%			$13,290,838

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	2.510%	04/01/2019	04/02/2019	$	421,000	U.S. Treasury Bonds 2.875% - 3.000% due 05/15/2043 - 02/15/2047	$(429,298)	$421,000	$421,029
	3.300	03/29/2019	04/01/2019		296,000	U.S. Treasury Bonds 2.500% - 3.000% due 05/15/2045 - 05/15/2046	(300,760)	296,000	296,081
BOS	2.300	03/29/2019	04/01/2019		48,000	U.S. Treasury Bonds 2.500% due 02/15/2045	(48,979)	48,000	48,009
	2.660	03/28/2019	04/11/2019		550,000	U.S. Treasury Bonds 3.000% due 02/15/2047	(567,311)	550,000	550,163
	3.250	03/29/2019	04/01/2019		600	U.S. Treasury Bonds 2.750% due 11/15/2042	(613)	600	600

182	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount			Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BSN	2.750	03/29/2019	04/01/2019	$		109,300	U.S. Treasury Notes 2.500% due 03/31/2023	$(110,263)	$109,300	$109,325
DEU	2.350	03/29/2019	04/01/2019			94,000	U.S. Treasury Notes 2.875% due 07/31/2025	(96,386)	94,000	94,018
	3.500	03/29/2019	04/01/2019			4,000	U.S. Treasury Bonds 3.000% due 02/15/2047	(4,101)	4,000	4,001
FICC	2.000	03/29/2019	04/01/2019			10,852	U.S. Treasury Notes 1.125% due 06/30/2021	(11,070)	10,852	10,854
JPM	1.770	03/26/2019	04/01/2019		CAD	150,000	Canada Government International Bond 1.750% due 03/01/2023	(114,586)	112,339	112,371
JPS	3.500	03/29/2019	04/01/2019		$	3,000	U.S. Treasury Notes 1.625% due 02/15/2026	(3,068)	3,000	3,001
MBC	2.600	03/27/2019	04/03/2019			250,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2019	(257,951)	250,000	250,090
	2.950	03/29/2019	04/01/2019			387,500	U.S. Treasury Bonds 3.000% due 05/15/2047	(245,217)	387,500	387,595
							U.S. Treasury Notes 1.875% - 2.000% due 10/31/2022 - 11/30/2022	(155,300)
MFK	2.500	04/01/2019	04/02/2019			350,000	U.S. Treasury Bonds 3.375% due 05/15/2044	(357,770)	350,000	350,024
	3.450	03/29/2019	04/01/2019			350,000	U.S. Treasury Bonds 3.375% due 05/15/2044	(357,362)	350,000	350,101
NXN	3.000	03/29/2019	04/01/2019			22,200	U.S. Treasury Notes 2.000% due 11/15/2026	(22,676)	22,200	22,206
RBC	1.740	03/26/2019	04/01/2019		CAD	750,000	Canadian Government International Bond 1.500% due 12/01/2044	(567,738)	561,693	561,852
RDR	2.950	03/29/2019	04/01/2019		$	34,600	U.S. Treasury Notes 2.250% due 08/15/2027 - 11/15/2027	(35,408)	34,600	34,609
RVM	2.500	04/01/2019	04/02/2019			500,000	U.S. Treasury Notes 3.000% due 10/31/2025	(510,310)	500,000	500,035
	3.450	03/29/2019	04/01/2019			500,000	U.S. Treasury Notes 3.000% due 10/31/2025	(509,368)	500,000	500,144
SCX	0.700	03/28/2019	04/01/2019		GBP	300,000	United Kingdom Gilt 4.000% due 01/22/2060	(396,758)	390,210	390,240
SSB	1.350	03/29/2019	04/01/2019		$	15,988	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(16,311)	15,988	15,999
TOR	1.710	03/26/2019	04/01/2019		CAD	750,000	Canada Government International Bond 1.000% - 9.000% due 06/01/2025 - 06/01/2027	(573,563)	561,692	561,850

Total Repurchase Agreements								$(5,692,167)	$5,572,974	$5,574,197

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.8)%
Fannie Mae, TBA	3.500%	04/01/2049	$359,000	$(358,831)	$(363,894)
Fannie Mae, TBA	3.500	05/01/2049	4,000	(4,056)	(4,051)
Freddie Mac, TBA	3.500	04/01/2049	127,000	(126,960)	(128,828)
Ginnie Mae, TBA	3.000	04/01/2049	4,000	(3,971)	(4,018)

Total Short Sales (3.8)%				$(493,818)	$(500,791)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
AZD	$717,110	$0	$0	$717,110	$(730,058)	$(12,948)
BOS	598,772	0	0	598,772	(611,165)	(12,393)
BSN	109,325	0	0	109,325	(110,263)	(938)
DEU	98,019	0	0	98,019	(100,488)	(2,469)
FICC	10,854	0	0	10,854	(11,070)	(216)
JPM	112,371	0	0	112,371	(114,586)	(2,215)
JPS	3,001	0	0	3,001	(3,068)	(67)
MBC	637,685	0	0	637,685	(655,752)	(18,067)
MFK	700,125	0	0	700,125	(715,132)	(15,007)
NXN	22,206	0	0	22,206	(22,676)	(470)
RBC	561,852	0	0	561,852	(556,055)	5,797
RDR	34,609	0	0	34,609	(35,408)	(799)
RVM	1,000,179	0	0	1,000,179	(1,019,678)	(19,499)
SCX	390,240	0	0	390,240	(395,848)	(5,608)
SSB	15,999	0	0	15,999	(16,311)	(312)
TOR	561,850	0	0	561,850	(573,563)	(11,713)

Total Borrowings and Other Financing Transactions	$5,574,197	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	183

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

(d)	Securities with an aggregate market value of $2,438 and cash of $18,609 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	JPY	4,600		$41	$0	$0
	05/2019		$11,803	CAD	15,620	0	(92)
	08/2019	AUD	3,041		$2,310	146	0

BPS	04/2019	JPY	24,032,900		216,384	0	(854)
	05/2019		55,000,000		494,859	0	(3,341)

BRC	04/2019		204,300		1,849	5	0

BSS	04/2019	CLP	27,550,009		41,022	546	0

CBK	05/2019	CAD	33,448		25,240	176	(13)
	05/2019	CZK	4,725		209	3	0
	05/2019		$5,952	CAD	7,986	35	0
	05/2019		1,063	GBP	828	17	0

HUS	05/2019	CAD	3,962		$2,976	6	0
	05/2019		$2,130	CAD	2,842	1	0

IND	04/2019	JPY	241,800		$2,196	9	0
	04/2019		$2,192	JPY	241,800	0	(10)

NAB	05/2019	CAD	1,600		$1,198	0	(2)

RBC	05/2019		860		647	2	0

RYL	04/2019	GBP	300,000		396,211	6,001	0
	05/2019		$5,534	CAD	7,315	0	(50)

SSB	04/2019	CAD	1,650,000		$1,230,255	0	(5,468)
	05/2019		$19,573	CAD	26,172	59	(9)

TOR	04/2019	CAD	31,250		$23,269	0	(152)
	05/2019		20,583		15,359	0	(73)

UAG	04/2019		43,131		32,115	0	(211)
	04/2019	JPY	88,000,000		795,222	594	(223)
	05/2019	CAD	6,705		5,043	16	0
	05/2019	JPY	60,000,000		540,757	0	(2,489)

Total Forward Foreign Currency Contracts						$7,616	$(12,987)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.500% (Federal Funds Rate plus a specified spread)	Maturity	04/29/2019	$100,000	$0	$4	$4	$0

SOG	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.850%	Maturity	04/05/2019	309,000	0	475	475	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.850%	Maturity	04/09/2019	138,100	0	42	42	0

Total Swap Agreements								$0	$521	$521	$0

184	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BOA	$146	$0	$0	$146	$(92)	$0	$0	$(92)	$54	$0	$54
BPS	0	0	0	0	(4,195)	0	0	(4,195)	(4,195)	0	(4,195)
BRC	5	0	0	5	0	0	0	0	5	0	5
BSS	546	0	0	546	0	0	0	0	546	(742)	(196)
CBK	231	0	0	231	(13)	0	0	(13)	218	(270)	(52)
HUS	7	0	0	7	0	0	0	0	7	0	7
IND	9	0	0	9	(10)	0	0	(10)	(1)	0	(1)
MYC	0	0	4	4	0	0	0	0	4	0	4
NAB	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
RBC	2	0	0	2	0	0	0	0	2	0	2
RYL	6,001	0	0	6,001	(50)	0	0	(50)	5,951	(9,230)	(3,279)
SOG	0	0	517	517	0	0	0	0	517	0	517
SSB	59	0	0	59	(5,477)	0	0	(5,477)	(5,418)	(2,290)	(7,708)
TOR	0	0	0	0	(225)	0	0	(225)	(225)	0	(225)
UAG	610	0	0	610	(2,923)	0	0	(2,923)	(2,313)	0	(2,313)

Total Over the Counter	$7,616	$0	$521	$8,137	$(12,987)	$0	$0	$(12,987)

(1)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,616	$0	$7,616
Swap Agreements	0	0	0	0	521	521

	$0	$0	$0	$7,616	$521	$8,137

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,987	$0	$12,987

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$76,297	$0	$76,297

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$147,574	$0	$147,574
Swap Agreements	0	0	0	0	520	520

	$0	$0	$0	$147,574	$520	$148,094

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	185

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,352,998	$0	$2,352,998
Industrials	0	873,126	0	873,126
Utilities	0	90,172	0	90,172
Municipal Bonds & Notes
California	0	6,970	0	6,970
U.S. Government Agencies	0	469,994	0	469,994
U.S. Treasury Obligations	0	548,895	0	548,895
Asset-Backed Securities	0	43,125	30,023	73,148
Sovereign Issues	0	1,082,113	0	1,082,113
Short-Term Instruments
Certificates of Deposit	0	327,571	0	327,571
Commercial Paper	0	1,055,455	0	1,055,455
Repurchase Agreements	0	5,572,974	0	5,572,974
Short-Term Notes	0	61,303	0	61,303
Japan Treasury Bills	0	2,048,666	0	2,048,666
U.S. Treasury Bills	0	24,418	0	24,418

Total Investments	$0	$14,557,780	$30,023	$14,587,803

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(500,791)	$0	$(500,791)

Financial Derivative Instruments - Assets
Over the counter	$0	$8,137	$0	$8,137

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(12,987)	$0	$(12,987)

Total Financial Derivative Instruments	$0	$(4,850)	$0	$(4,850)

Totals	$0	$14,052,139	$30,023	$14,082,162

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

186	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the portfolios (each a “Portfolio” and collectively the “Portfolios”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolios.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

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(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Portfolio.

Distribution Frequency

Portfolio Name	Declared	Distributed

PIMCO Short-Term Floating NAV Portfolio II	Daily	Monthly

PIMCO Short Asset Portfolio	Daily	Monthly

PIMCO Short-Term Floating NAV Portfolio III	Daily	Monthly

PIMCO ABS and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO EM Bond and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO High Yield and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Investment Grade Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Long Duration Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Low Duration Portfolio	Quarterly	Quarterly

PIMCO Moderate Duration Portfolio	Quarterly	Quarterly

PIMCO Mortgage and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Municipal Portfolio	Quarterly	Quarterly

PIMCO Real Return Portfolio	Quarterly	Quarterly

PIMCO Short-Term Portfolio	Quarterly	Quarterly

PIMCO U.S. Government and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO International Portfolio	Quarterly	Quarterly

Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolios have adopted the ASU. The implementation of the ASU did not have an impact on the Portfolios’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Portfolios have adopted the ASU. The implementation of the ASU did not have an impact on the Portfolios’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt

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securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Portfolios have adopted the ASU. The implementation of the ASU did not have an impact on the Portfolios’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the year ended March 31, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio

Distributions to Shareholders:

From net investment income	$(137,406)	$(4,676)	$(38,068)	$(62,603)	$(1,025,014)	$(7,401)	$(29,001)

Net realized gain (loss)	0	(228)	0	(27,158)	(162,805)	0	0

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(137,406)	$(4,904)	$(38,068)	$(89,761)	$(1,187,819)	$(7,401)	$(29,001)

	PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio	PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

Distributions to Shareholders:

From net investment income	$(76,001)	$(5,900)	$(3,700)	$(20,901)	$(69,360)	$(47,450)

Net realized gain (loss)	0	0	0	0	0	0

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(76,001)	$(5,900)	$(3,700)	$(20,901)	$(69,360)	$(47,450)

	International Portfolio	Short Asset Portfolio	Short-Term Floating NAV Portfolio III

Distributions to Shareholders:

From net investment income	$0	$(138,927)	$(355,372)

Net realized gain (loss)	0	(5,020)	0

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$0	$(143,947)	$(355,372)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Portfolio or class, by the total number of shares outstanding of that Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, with respect to each Portfolio other than the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, portfolio shares are ordinarily valued as of the close of regular trading

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(“NYSE Close”). With respect to the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III portfolio shares are ordinarily valued as of 3:00 p.m. Eastern time, on each day that the NYSE is open. Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) and do not normally take into account trading, clearances or settlements that take place after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), if the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of

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the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Portfolio’s Offering Memorandum.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable

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market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices,

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indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation

Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the

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Adviser. The Central Funds are considered to be affiliated with the Portfolios. The table below shows the Portfolios’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Portfolio Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO ABS and Short-Term Investments Portfolio	$783,194	$1,997,440	$(1,837,700)	$(24)	$562	$943,472	$20,340	$0

PIMCO EM Bond and Short-Term Investments Portfolio	205,568	597,729	(577,000)	(73)	129	226,353	5,630	0

PIMCO High Yield and Short-Term Investments Portfolio	51,689	218,266	(247,100)	48	7	22,910	965	0

PIMCO Investment Grade Credit Bond Portfolio	342,934	918,636	(1,191,200)	134	(40)	70,464	1,556	0

PIMCO Long Duration Credit Bond Portfolio	601,071	8,866,739	(9,265,500)	365	(28)	202,647	8,308	0

PIMCO Mortgage and Short-Term Investments Portfolio	15,798	1,597,110	(1,612,787)	35	(2)	154	2,710	0

PIMCO Municipal Portfolio	3,459	63,962	(66,801)	5	0	625	262	0

PIMCO Real Return Portfolio	2,950	17,416	(20,200)	1	0	167	16	0

PIMCO Short-Term Portfolio	108,701	411,359	(394,000)	1	67	126,128	2,758	0

PIMCO U.S. Government and Short-Term Investments Portfolio	558,934	239,616	(774,100)	81	80	24,611	3,326	0

PIMCO International Portfolio	4	1,092,318	(961,800)	14	14	130,550	1,919	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which a Portfolio owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at March 31, 2019 (amounts in thousands†, except number of shares).

PIMCO High Yield and Short-Term Investments Portfolio

Security Name	Shares Held at 03/31/2018	Shares Purchased	Shares Sold	Shares Held at 03/31/2019	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income

Xfit Brands, Inc.	2,040,639	0	0	2,040,639	$0	$(8)	$17	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans

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may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio or Portfolios. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to,

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Notes to Financial Statements (Cont.)

(i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Portfolios that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios at March 31, 2019 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential

196	PRIVATE ACCOUNT PORTFOLIO SERIES

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mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

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Notes to Financial Statements (Cont.)

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward

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foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the

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future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the

Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap

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agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of

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Notes to Financial Statements (Cont.)

period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in a Portfolio’s offering memorandum for a more detailed description of the risks of investing in a Portfolio.

New/Small Portfolio Risk  is the risk that a new or smaller Portfolio’s performance may not represent how a Portfolio is expected to or may perform in the long term. In addition, new Portfolios have limited operating histories for investors to evaluate and new and smaller Portfolios may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons

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(e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Portfolio could lose more than the initial amount invested. A Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Portfolio’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Portfolio’s investment in such securities and may prevent a Portfolio from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Portfolio foregoing future interest income on the portion of the principal repaid early and may result in a Portfolio being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

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Notes to Financial Statements (Cont.)

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Portfolio. There is no guarantee that the investment objective of a Portfolio will be achieved.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Subsidiary Risk  is the risk that, by investing in a Portfolio’s subsidiary, the Portfolio is indirectly exposed to the risks associated with the subsidiary’s investments. Portfolio subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Portfolio.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with

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counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

Investment Advisory Fees and Supervisory and Administrative Fees for each Portfolio are charged at an annual rate as noted in the following table (calculated as a percentage of each Portfolio’s average daily net assets attributable to each Portfolio):

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee

PIMCO ABS and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO EM Bond and Short-Term Investments Portfolio	0.02%		0.10%

PIMCO High Yield and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Investment Grade Credit Bond Portfolio	0.02%		0.03%

PIMCO Long Duration Credit Bond Portfolio	0.02%		0.03%

PIMCO Low Duration Portfolio	0.02%		0.03%

PIMCO Moderate Duration Portfolio	0.02%		0.03%

PIMCO Mortgage and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Municipal Portfolio	0.02%		0.03%

PIMCO Real Return Portfolio	0.02%		0.03%

PIMCO Short-Term Portfolio	0.02%		0.03%

PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%

PIMCO U.S. Government and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO International Portfolio	0.02%		0.10%

PIMCO Short Asset Portfolio	0.00%	(1)	0.00%

PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each investing fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolios’ Supervisory and Administrative Fee, or reimburse each Portfolio, to the extent that each Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.00049%, the “Expense Limit” (calculated as a percentage of each Portfolio’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. Under certain conditions, PIMCO may be reimbursed for these waived

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amounts in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at March 31, 2019, were as follows (amounts in thousands†):

	Expiring within

Portfolio Name	12 months	13 - 24 months	25 - 36 months	Total

PIMCO ABS and Short-Term Investments Portfolio	$0	$0	$12	$12

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	3	3

PIMCO High Yield and Short-Term Investments Portfolio	0	0	3	3

PIMCO Investment Grade Credit Bond Portfolio	0	0	7	7

PIMCO Long Duration Credit Bond Portfolio	0	0	85	85

PIMCO Low Duration Portfolio	0	1	4	5

PIMCO Moderate Duration Portfolio	0	0	8	8

PIMCO Mortgage and Short-Term Investments Portfolio	0	0	8	8

PIMCO Municipal Portfolio	0	0	1	1

PIMCO Real Return Portfolio	2	2	0	4

PIMCO Short-Term Portfolio	0	0	3	3

PIMCO Short-Term Floating NAV Portfolio II	0	0	19	19

PIMCO U.S. Government and Short-Term Investments Portfolio	0	0	9	9

PIMCO International Portfolio	0	0	3	3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales

PIMCO ABS and Short-Term Investments Portfolio	$287,067	$0

PIMCO EM Bond and Short-Term Investments Portfolio	36,824	0

PIMCO High Yield and Short-Term Investments Portfolio	21,311	2,486

PIMCO Investment Grade Credit Bond Portfolio	100,404	0

PIMCO Long Duration Credit Bond Portfolio	283,194	13,507

PIMCO Low Duration Portfolio	49,199	0

PIMCO Moderate Duration Portfolio	127,490	67

PIMCO Short-Term Portfolio	54,460	0

PIMCO Short-Term Floating NAV Portfolio II	2,001,287	473,928

Portfolio Name	Purchases	Sales

PIMCO Short Asset Portfolio	$1,273,777	$1,800,471

PIMCO Short-Term Floating NAV Portfolio III	3,481,402	2,596,616

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income

ANNUAL REPORT	MARCH 31, 2019	207

Notes to Financial Statements (Cont.)

tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

PIMCO ABS and Short-Term Investments Portfolio	$6,248,231	$5,932,918	$1,161,808	$379,062

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	112,278	105,211

PIMCO High Yield and Short-Term Investments Portfolio	0	0	106,459	109,304

PIMCO Investment Grade Credit Bond Portfolio	1,243,611	1,160,448	1,574,533	604,651

PIMCO Long Duration Credit Bond Portfolio	17,655,647	16,991,504	4,891,467	1,090,206

PIMCO Low Duration Portfolio	1,760,004	1,517,957	210,754	87,212

PIMCO Moderate Duration Portfolio	11,486,765	10,838,702	447,151	172,765

PIMCO Mortgage and Short-Term Investments Portfolio	67,825,180	66,363,706	278,264	86,136

PIMCO Municipal Portfolio	0	0	74,813	69,714

PIMCO Real Return Portfolio	355,045	8,348	0	289

PIMCO Short-Term Portfolio	623,941	576,443	254,671	23,784

PIMCO Short-Term Floating NAV Portfolio II	0	174,422	736,633	807,680

PIMCO U.S. Government and Short-Term Investments Portfolio	397,246	231,817	0	40

PIMCO International Portfolio	0	0	0	129,818

PIMCO Short Asset Portfolio	2,831,379	2,944,776	5,119,101	2,492,053

PIMCO Short-Term Floating NAV Portfolio III	8,023,276	7,484,052	1,940,884	4,333,593

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO ABS and Short-Term Investments Portfolio				PIMCO EM Bond and Short-Term Investments Portfolio

	Year Ended 03/31/2019		Year Ended 03/31/2018		Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	63,985	$811,070	89,461	$1,134,382	4,508	$44,308	8,894	$89,913
Issued as reinvestment of distributions	14,473	181,844	10,826	136,939	3,416	32,904	472	4,847
Cost of shares redeemed	(60,813)	(774,010)	(36,013)	(455,829)	(24,099)	(238,928)	(15,528)	(156,376)

Net increase (decrease) resulting from Portfolio share transactions	17,645	$218,904	64,274	$815,492	(16,175)	$(161,716)	(6,162)	$(61,616)

	PIMCO High Yield and Short-Term Investments Portfolio				PIMCO Investment Grade Credit Bond Portfolio

	Year Ended 03/31/2019		Year Ended 03/31/2018		Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	12,529	$96,403	22,543	$180,694	86,334	$810,880	80,344	$765,571
Issued as reinvestment of distributions	4,793	36,795	4,630	36,746	9,148	84,556	9,263	88,953
Cost of shares redeemed	(18,659)	(144,000)	(39,216)	(314,105)	(28,342)	(265,939)	(62,513)	(606,215)

Net increase (decrease) resulting from Portfolio share transactions	(1,337)	$(10,802)	(12,043)	$(96,665)	67,140	$629,497	27,094	$248,309

208	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2019

	PIMCO Long Duration Credit Bond Portfolio				PIMCO Low Duration Portfolio

	Year Ended 03/31/2019		Year Ended 03/31/2018		Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	855,678	$9,655,863	458,422	$5,494,011	45,249	$444,404	22,545	$222,699
Issued as reinvestment of distributions	95,482	1,053,831	98,256	1,185,848	1,741	17,001	752	7,401
Cost of shares redeemed	(678,465)	(7,635,696)	(433,453)	(5,177,881)	(12,739)	(125,538)	(2,355)	(23,202)

Net increase (decrease) resulting from Portfolio share transactions	272,695	$3,073,998	123,225	$1,501,978	34,251	$335,867	20,942	$206,898

	PIMCO Moderate Duration Portfolio				PIMCO Mortgage and Short-Term Investments Portfolio

	Year Ended 03/31/2019		Year Ended 03/31/2018		Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	96,896	$955,765	41,993	$419,058	91,593	$966,180	87,267	$946,332
Issued as reinvestment of distributions	5,184	50,504	2,918	29,001	8,610	90,083	6,915	75,199
Cost of shares redeemed	(10,921)	(106,598)	(12,800)	(126,566)	(43,071)	(460,518)	(102,015)	(1,112,232)

Net increase (decrease) resulting from Portfolio share transactions	91,159	$899,671	32,111	$321,493	57,132	$595,745	(7,833)	$(90,701)

	PIMCO Municipal Portfolio				PIMCO Real Return Portfolio

	Year Ended 03/31/2019		Year Ended 03/31/2018		Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	920	$6,400	2,171	$15,690	28,369	$217,410	17,713	$157,900
Issued as reinvestment of distributions	1,494	10,281	813	5,851	894	6,895	412	3,662
Cost of shares redeemed	(1,432)	(9,897)	(3,257)	(23,593)	(1,268)	(9,801)	(67,614)	(607,285)

Net increase (decrease) resulting from Portfolio share transactions	982	$6,784	(273)	$(2,052)	27,995	$214,504	(49,489)	$(445,723)

	PIMCO Short-Term Portfolio				PIMCO Short-Term Floating NAV Portfolio II

	Year Ended 03/31/2019		Year Ended 03/31/2018		Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	7,775	$73,947	3,621	$34,440	4,459,104	$44,626,798	3,033,120	$30,358,205
Issued as reinvestment of distributions	2,193	20,697	2,161	20,526	12,104	121,139	6,877	68,833
Cost of shares redeemed	(2,774)	(26,412)	(18,689)	(179,009)	(4,275,616)	(42,790,624)	(3,133,215)	(31,359,590)

Net increase (decrease) resulting from Portfolio share transactions	7,194	$68,232	(12,907)	$(124,043)	195,592	$1,957,313	(93,218)	$(932,552)

	PIMCO U.S. Government and Short-Term Investments Portfolio				PIMCO International Portfolio

	Year Ended 03/31/2019		Year Ended 03/31/2018		Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	21,347	$187,030	106,034	$966,445	5,681	$41,758	19,781	$149,040
Issued as reinvestment of distributions	5,620	48,412	5,190	46,896	283	1,966	0	0
Cost of shares redeemed	(163,821)	(1,410,371)	(65,959)	(585,152)	(8,453)	(60,888)	(21,248)	(162,903)

Net increase (decrease) resulting from Portfolio share transactions	(136,854)	$(1,174,929)	45,265	$428,189	(2,489)	$(17,164)	(1,467)	$(13,863)

ANNUAL REPORT	MARCH 31, 2019	209

Notes to Financial Statements (Cont.)

	PIMCO Short Asset Portfolio				PIMCO Short-Term Floating NAV Portfolio III

	Year Ended 03/31/2019		Year Ended 03/31/2018		Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	591,240	$5,909,000	1,622,231	$16,241,737	23,310,371	$230,443,450	20,456,000	$202,206,000
Issued as reinvestment of distributions	48,604	485,201	14,357	143,741	40,821	403,570	35,942	355,283
Cost of shares redeemed	(826,361)	(8,253,350)	(69,622)	(697,094)	(24,150,026)	(238,745,079)	(20,769,496)	(205,302,697)

Net increase (decrease) resulting from Portfolio share transactions	(186,517)	$(1,859,149)	1,566,966	$15,688,384	(798,834)	$(7,898,059)	(277,554)	$(2,741,414)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Portfolio along with their respective percent ownership, if any, for the period ended March 31, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO High Yield and Short-Term Investments Portfolio	1	0	11%	0%

PIMCO Long Duration Credit Bond Portfolio	1	0	15%	0%

PIMCO Low Duration Portfolio	2	0	25%	0%

PIMCO Municipal Portfolio	1	0	27%	0%

PIMCO Real Return Portfolio	1	0	10%	0%

PIMCO Short-Term Portfolio	1	0	11%	0%

PIMCO U.S. Government and Short-Term Investments Portfolio	1	0	10%	0%

PIMCO International Portfolio	1	0	11%	0%

PIMCO Short Asset Portfolio	0	2	0%	49%

PIMCO Short-Term Floating NAV Portfolio III	0	1	0%	16%

14. BASIS FOR CONSOLIDATION

PIMCO International Portfolio Subsidiary, LLC (Delaware limited liability company), PIMCO Short Asset Portfolio Subsidiary, LLC (Delaware limited liability company) and PIMCO Short-Term Floating NAV III Subsidiary, LLC (Delaware limited liability company), (each a “Subsidiary”) were incorporated on March 20, 2014, March 1, 2017 and March 20, 2014, respectively, as wholly owned subsidiaries acting as investment vehicles for the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III respectively, (“Consolidated Funds”) in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Fund and its respective Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO

Short-Term Floating NAV Portfolio III and their Subsidiaries on March 20, 2014, March 20, 2017 and March 20, 2014, respectively, comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. The net assets of PIMCO International Portfolio Subsidiary, PIMCO Short Asset Portfolio Subsidiary and PIMCO Short-Term Floating NAV III Subsidiary as of period end represented 22.3%, 0.0% and 15.5%, respectively, of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

210	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2019

16. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of March 31, 2019, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO ABS and Short-Term Investments Portfolio	$0	$46,438	$0	$107,779	$0	$(26,385)	$0	$0

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	0	(17,848)	0	0	0	(3,281)

PIMCO High Yield and Short-Term Investments Portfolio	0	23,130	0	(4,759)	0	(22,846)	0	0

PIMCO Investment Grade Credit Bond Portfolio	0	13,757	0	36,325	0	0	(1,336)	0

PIMCO Long Duration Credit Bond Portfolio	0	220,012	0	1,016,591	(3)	(12,961)	0	0

PIMCO Low Duration Portfolio	0	4,120	0	1,827	0	(6,429)	0	0

PIMCO Moderate Duration Portfolio	0	10,778	0	10,834	0	(8,073)	0	0

PIMCO Mortgage and Short-Term Investments Portfolio	0	21,502	0	42,252	0	(96,077)	0	0

PIMCO Municipal Portfolio	1,692	0	3,347	8,155	0	0	0	0

PIMCO Real Return Portfolio	0	601	0	1,467	0	(37,290)	0	0

PIMCO Short-Term Portfolio	0	6,667	0	1,697	0	(74,935)	0	0

PIMCO Short-Term Floating NAV Portfolio II	0	0	0	625	(22)	(180)	0	0

PIMCO U.S. Government and Short-Term Investments Portfolio	0	4,010	0	(22,349)	0	(109,348)	0	0

PIMCO International Portfolio	0	0	0	(11,251)	0	(122,118)	0	0

PIMCO Short Asset Portfolio	0	2,707	0	(45,991)	0	0	(52,042)	0

PIMCO Short-Term Floating NAV Portfolio III	0	31,291	0	11,057	0	(46,062)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, interest-only basis adjustments, passive foreign investment companies (PFICs), convertible preferred securities, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), interest accrued on defaulted securities, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Portfolios elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	MARCH 31, 2019	211

Notes to Financial Statements (Cont.)

Under the Regulated Investment Company Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2019, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO ABS and Short-Term Investments Portfolio	$1,589	$24,796

PIMCO EM Bond and Short-Term Investments Portfolio	0	0

PIMCO High Yield and Short-Term Investments Portfolio	22,846	0

PIMCO Investment Grade Credit Bond Portfolio	0	0

PIMCO Long Duration Credit Bond Portfolio	0	12,961

PIMCO Low Duration Portfolio	3,901	2,528

PIMCO Moderate Duration Portfolio	5,628	2,445

PIMCO Mortgage and Short-Term Investments Portfolio	0	96,077

PIMCO Municipal Portfolio	0	0

PIMCO Real Return Portfolio*	15,340	21,950

PIMCO Short-Term Portfolio*	4,441	70,494

PIMCO Short-Term Floating NAV Portfolio II	162	18

PIMCO U.S. Government and Short-Term Investments Portfolio	86,909	22,439

PIMCO International Portfolio	56,031	66,087

PIMCO Short Asset Portfolio	0	0

PIMCO Short-Term Floating NAV Portfolio III*	19,305	26,757

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO ABS and Short-Term Investments Portfolio	$5,176,575	$150,030	$(41,827)	$108,203

PIMCO EM Bond and Short-Term Investments Portfolio	470,467	9,692	(27,423)	(17,731)

PIMCO High Yield and Short-Term Investments Portfolio	521,231	27,064	(31,873)	(4,809)

PIMCO Investment Grade Credit Bond Portfolio	2,768,189	72,927	(36,560)	36,367

PIMCO Long Duration Credit Bond Portfolio	25,847,518	1,399,044	(382,036)	1,017,008

PIMCO Low Duration Portfolio	1,019,968	5,650	(3,822)	1,828

PIMCO Moderate Duration Portfolio	3,390,316	25,294	(14,458)	10,836

PIMCO Mortgage and Short-Term Investments Portfolio	5,955,346	98,123	(52,924)	45,199

PIMCO Municipal Portfolio	132,815	8,171	(16)	8,155

PIMCO Real Return Portfolio	412,400	1,989	(155)	1,834

PIMCO Short-Term Portfolio	690,560	9,772	(7,578)	2,194

PIMCO Short-Term Floating NAV Portfolio II	6,311,763	867	(243)	624

PIMCO U.S. Government and Short-Term Investments Portfolio	2,196,011	78,353	(98,945)	(20,592)

PIMCO International Portfolio	882,824	69,370	(79,991)	(10,621)

PIMCO Short Asset Portfolio	13,442,658	26,954	(72,932)	(45,978)

PIMCO Short-Term Floating NAV Portfolio III	14,070,969	42,738	(31,545)	11,193

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, sale/buyback transactions, interest-only basis adjustments, passive foreign investment companies (PFICs), convertible preferred securities, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), interest accrued on defaulted securities, and Lehman securities.

212	PRIVATE ACCOUNT PORTFOLIO SERIES

March 31, 2019

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Portfolios made the following tax basis distributions (amounts in thousands†):

	March 31, 2019				March 31, 2018

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO ABS and Short-Term Investments Portfolio	$0	$182,507	$0	$0	$0	$137,406	$0	$0

PIMCO EM Bond and Short-Term Investments Portfolio	0	31,063	2,313	0	0	4,676	228	0

PIMCO High Yield and Short-Term Investments Portfolio	0	37,502	0	0	0	38,068	0	0

PIMCO Investment Grade Credit Bond Portfolio	0	82,277	3,361	0	0	66,536	23,225	0

PIMCO Long Duration Credit Bond Portfolio	0	966,349	89,513	0	0	1,078,220	109,599	0

PIMCO Low Duration Portfolio	0	17,001	0	0	0	7,401	0	0

PIMCO Moderate Duration Portfolio	0	50,504	0	0	0	29,001	0	0

PIMCO Mortgage and Short-Term Investments Portfolio	0	91,503	0	0	0	76,001	0	0

PIMCO Municipal Portfolio	8,270	680	1,450	0	5,424	476	0	0

PIMCO Real Return Portfolio	0	5,577	1,403	0	0	3,700	0	0

PIMCO Short-Term Portfolio	0	20,801	0	0	0	20,901	0	0

PIMCO Short-Term Floating NAV Portfolio II	0	121,637	0	0	0	69,337	23	0

PIMCO U.S. Government and Short-Term Investments Portfolio	0	49,204	0	0	0	47,450	0	0

PIMCO International Portfolio	0	0	0	2,001	0	0	0	0

PIMCO Short Asset Portfolio	0	467,752	17,644	0	0	131,005	12,942	0

PIMCO Short-Term Floating NAV Portfolio III	0	403,585	0	0	0	355,372	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	213

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III (sixteen of the portfolios constituting PIMCO Funds, hereafter collectively referred to as the “Portfolios”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019 (or for PIMCO Short Asset Portfolio, for the year ended March 31, 2019 and for the period May 1, 2017 (inception date) through March 31, 2018), and for PIMCO Real Return Portfolio and PIMCO U.S. Government and Short-Term Investments Portfolio the statements of cash flows for the year ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 (or for PIMCO Short Asset Portfolio, for the year ended March 31, 2019 and for the period May 1, 2017 (inception date) through March 31, 2018), for PIMCO Real Return Portfolio and PIMCO U.S. Government and Short-Term Investments Portfolio, the results of each of their cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

214	PRIVATE ACCOUNT PORTFOLIO SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	NOM	Nomura Securities International Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NXN	Natixis New York

BOM	Bank of Montreal	GRE	RBS Securities, Inc.	RBC	Royal Bank of Canada

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GSC	Goldman Sachs & Co.	RCY	Royal Bank of Canada

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	RVM	Capula Global Relative Value Master Fund

BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland PLC

BSS	Banco Santander S.A.	JML	JP Morgan Securities Plc	SAL	Citigroup Global Markets, Inc.

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SBI	Citigroup Global Markets Ltd.

CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JP Morgan Securities, Inc.	SCX	Standard Chartered Bank

CIB	Canadian Imperial Bank of Commerce	MBC	HSBC Bank Plc	SGY	Societe Generale, New York

CSN	Credit Suisse AG (New York)	MEI	Merrill Lynch International	SOG	Societe Generale Paris

DBL	Deutsche Bank AG London	MFK	Millenium BCP	SSB	State Street Bank and Trust Co.

DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank

FAR	Wells Fargo Bank National Association	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

FBF	Credit Suisse International	NAB	National Australia Bank Ltd.	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol

CAD	Canadian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

CHF	Swiss Franc	INR	Indian Rupee	RUB	Russian Ruble

CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar

CZK	Czech Koruna	MXN	Mexican Peso	TRY	Turkish New Lira

DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	MSE	Montreal Stock Exchange	OTC	Over the Counter

CBOT	Chicago Board of Trade

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	COF 11	Cost of Funds - 11th District of San Francisco	LIBOR03M	3 Month USD-LIBOR

BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PRIME	Daily US Prime Rate

BBSW3M	3 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SOFRRATE	Secured Overnight Financing Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	IOS.FN.550.08	2008 Fannie Mae 5.5% Interest Only Synthetic Total Return Swap Index	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	IOS.FN.600.08	2008 Fannie Mae 6.0% Interest Only Synthetic Total Return Swap Index	US0001M	1 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index	US0003M	3 Month USD Swap Rate

CMBX	Commercial Mortgage-Backed Index	LIBOR01M	1 Month USD-LIBOR

Municipal Bond or Agency Abbreviations:

AGC	Assured Guaranty Corp.	AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.

AGM	Assured Guaranty Municipal	CR	Custodial Receipts

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

ADR	American Depositary Receipt	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

AID	Agency International Development	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BABs	Build America Bonds	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined

BBR	Bank Bill Rate	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

BBSW	Bank Bill Swap Reference Rate	OAT	Obligations Assimilables du Trésor	YOY	Year-Over-Year

BTP	Buoni del Tesoro Poliennali	OIS	Overnight Index Swap

ANNUAL REPORT	MARCH 31, 2019	215

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolios’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolios’ dividend distribution that qualifies under tax law. The percentage of the following Portfolios’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO ABS and Short-Term Investments Portfolio	0.00%	0.00%	$182,507	$0

PIMCO EM Bond and Short-Term Investments Portfolio	0.00%	0.00%	576	14,260

PIMCO High Yield and Short-Term Investments Portfolio	0.00%	0.00%	27,327	0

PIMCO Investment Grade Credit Bond Portfolio	1.46%	1.46%	80,706	0

PIMCO Long Duration Credit Bond Portfolio	0.00%	0.00%	913,044	53,299

PIMCO Low Duration Portfolio	0.00%	0.00%	17,001	0

PIMCO Moderate Duration Portfolio	0.00%	0.00%	50,504	0

PIMCO Mortgage and Short-Term Investments Portfolio	0.00%	0.00%	91,503	0

PIMCO Municipal Portfolio	0.00%	0.00%	8,950	0

PIMCO Real Return Portfolio	0.00%	0.00%	2,230	2,075

PIMCO Short-Term Portfolio	0.00%	0.00%	20,801	0

PIMCO Short-Term Floating NAV Portfolio II	0.00%	0.00%	121,637	0

PIMCO U.S. Government and Short-Term Investments Portfolio	0.00%	0.00%	49,204	0

PIMCO International Portfolio	0.00%	0.00%	0	0

PIMCO Short Asset Portfolio	0.00%	0.00%	293,704	12,734

PIMCO Short-Term Floating NAV Portfolio III	0.00%	0.00%	250,990	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

216	PRIVATE ACCOUNT PORTFOLIO SERIES

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolios’ Offering Memorandum includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolios’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2019	217

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

218	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	219

Privacy Policy1

The Portfolios2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market the Portfolios’ shares or products which use the Portfolios’ shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Portfolios or their service providers may use a variety of technologies to collect information that help the Portfolios and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Portfolios or their Service Affiliates may use third parties to place advertisements for the Portfolios on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the

220	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

Portfolios’ website, the Portfolios or their service providers or third party firms engaged by the Portfolios or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Portfolios when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Portfolios do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Portfolios’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Portfolio shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Portfolios” shall include PI when acting in this capacity.

3 When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Portfolios”).

ANNUAL REPORT	MARCH 31, 2019	221

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PAPS3016AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

Real Return Strategy Funds

PIMCO Long-Term Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

(a)	Prior to July 30, 2018, the PIMCO Long-Term Real Return Fund was named the PIMCO Real Return Asset Fund.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

2	PIMCO REAL RETURN STRATEGY FUNDS

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term Real Return Fund (formerly PIMCO Real Return Asset Fund), PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (each a “Fund” and collectively, the “Funds”).

The PIMCO Inflation Response Multi-Asset Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of

4	PIMCO REAL RETURN STRATEGY FUNDS

the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“Benchmark Index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Long-Term Real Return Fund	11/12/01	11/12/01	11/19/10	—	—	—	—	Diversified
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	04/27/18	—	10/30/03	10/30/03	Diversified
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and

ANNUAL REPORT	MARCH 31, 2019	5

Important Information About the Funds (Cont.)

may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Long-Term Real Return Fund

Institutional Class - PRAIX
I-2 - PRTPX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2019†§

U.S. Treasury Obligations	85.6%

U.S. Government Agencies	8.3%

Non-Agency Mortgage-Backed Securities	1.9%

Sovereign Issues	1.4%

Asset-Backed Securities	1.2%

Corporate Bonds & Notes	1.0%

Short-Term Instruments‡	0.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Long-Term Real Return Fund Institutional Class	2.31%	2.91%	5.64%	6.30%
PIMCO Long-Term Real Return Fund I-2	2.21%	2.80%	5.54%	6.23%
Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index	2.74%	3.30%	5.03%	6.09%
Lipper Inflation-Protected Bond Funds Average	2.04%	1.16%	2.79%	3.77%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.29% for Institutional Class shares, and 1.39% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Real Return Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

Exposure to U.S. long-term Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as U.S. long-term TIPS, as measured by the Bloomberg Barclays TIPS 10+ Index, posted positive returns.

»	Exposure to residential mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»	Overweight exposure to German nominal duration contributed to relative performance, as German nominal yields moved lower.

»	Underweight exposure to U.S. nominal duration detracted from relative performance, as U.S. nominal rates moved lower.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) detracted from relative performance, as U.S. BEI spreads narrowed.

»	Underweight exposure to French nominal duration detracted from relative performance, as French nominal yields moved lower.

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
I-2 - PETPX	Class C - PETCX
I-3 - PNRNX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	53.5%

Real Estate Investment Trusts	23.2%

U.S. Government Agencies	5.1%

Sovereign Issues	4.8%

Short-Term Instruments‡	4.5%

Asset-Backed Securities	4.2%

Corporate Bonds & Notes	3.3%

Other	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	19.47%	9.81%	22.92%	12.00%
PIMCO RealEstateRealReturn Strategy Fund I-2	19.38%	9.71%	22.78%	11.89%
PIMCO RealEstateRealReturn Strategy Fund I-3	19.33%	9.65%	22.74%	11.83%
PIMCO RealEstateRealReturn Strategy Fund Class A	18.96%	9.35%	22.42%	11.53%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	12.40%	8.10%	21.72%	11.12%
PIMCO RealEstateRealReturn Strategy Fund Class C	18.04%	8.55%	21.53%	10.68%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	17.04%	8.55%	21.53%	10.68%
Dow Jones U.S. Select REIT Total Return Index	19.73%	8.93%	18.51%	9.40%
Lipper Real Estate Funds Average	16.40%	8.14%	17.37%	9.05%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.26% for Institutional Class shares, 1.36% for I-2 shares, 1.46% for I-3 shares, 1.66% for Class A shares and 2.41% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs, as measured by the Dow Jones U.S. Select REIT Index, posted positive returns.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields moved lower.

»	Exposure to residential mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»	Overweight exposure to German nominal duration contributed to relative performance, as German nominal yields moved lower.

»	Underweight exposure to U.S. nominal duration detracted from relative performance, as U.S. nominal yields moved lower.

»	Underweight exposure to U.K. nominal duration detracted from relative performance, as U.K. nominal yields moved lower.

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
I-2 - PPRMX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Treasury Obligations	49.7%

Sovereign Issues	9.3%

U.S. Government Agencies	8.3%

Mutual Funds	8.0%

Real Estate Investment Trusts	7.2%

Corporate Bonds & Notes	7.1%

Asset-Backed Securities	6.3%

Common Stocks	2.0%

Non-Agency Mortgage-Backed Securities	1.7%

Short-Term Instruments‡	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Inflation Response Multi-Asset Fund Institutional Class	1.63%	2.07%	1.41%
PIMCO Inflation Response Multi-Asset Fund I-2	1.46%	1.97%	1.32%
PIMCO Inflation Response Multi-Asset Fund Class A	1.06%	1.59%	0.94%
PIMCO Inflation Response Multi-Asset Fund Class A (adjusted)	(4.45)%	0.45%	0.19%
45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	1.23%	(0.02)%	(0.44)%
Lipper Flexible Portfolio Funds Average	0.97%	3.25%	5.37%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.51% for Institutional Class shares, 1.61% for I-2 shares, and 1.96% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs, as measured by the Dow Jones U.S. Select REIT Index, posted positive returns.

»	Exposure to broad commodities detracted from absolute performance, as broad commodities, as measured by the Bloomberg Commodity Index Total Return, posted negative returns.

»	Active positioning in energy commodities, including an overweight exposure in the first quarter of 2019, contributed to relative performance, as energy commodities rebounded in 2019.

»	Overweight exposure to German nominal duration contributed to relative performance, as German nominal yields moved lower.

»	Exposure to residential mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields moved lower.

»	Underweight exposure to French nominal duration detracted from relative performance, as French nominal yields moved lower.

»	Underweight exposure to U.K. nominal duration detracted from relative performance, as U.K. nominal yields moved lower.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long-Term Real Return Fund
Institutional Class	$1,000.00	$1,035.90	$5.99	$1,000.00	$1,019.05	$5.94	1.18%
I-2	1,000.00	1,035.40	8.07	1,000.00	1,017.00	8.00	1.59

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$1,091.50	$12.31	$1,000.00	$1,013.16	$11.85	2.36%
I-2	1,000.00	1,090.60	12.82	1,000.00	1,012.67	12.34	2.46
I-3	1,000.00	1,091.00	13.03	1,000.00	1,012.47	12.54	2.50
Class A	1,000.00	1,088.80	14.37	1,000.00	1,011.17	13.84	2.76
Class C	1,000.00	1,084.70	18.30	1,000.00	1,007.38	17.62	3.52

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,025.60	$4.60	$1,000.00	$1,020.39	$4.58	0.91%
I-2	1,000.00	1,025.40	5.30	1,000.00	1,019.70	5.29	1.05
Class A	1,000.00	1,023.10	7.01	1,000.00	1,018.00	6.99	1.39

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO REAL RETURN STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	The benchmark is a blend of 45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index. Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Bloomberg Barclays Inflation Notes Index. Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Bloomberg Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures.

Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index	Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

* It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	11

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Real Return Fund
Institutional Class

03/31/2019	$8.34	$0.07	$0.12	$0.19	$(0.21)	$0.00	$0.00	$(0.21)

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)

03/31/2017	8.22	0.39	(0.11)	0.28	(0.18)	0.00	0.00	(0.18)

03/31/2016	8.52	0.22	(0.36)	(0.14)	(0.14)	0.00	(0.02)	(0.16)

03/31/2015	8.04	(0.07)	0.69	0.62	(0.14)	0.00	0.00	(0.14)
I-2

03/31/2019	8.34	0.16	0.02	0.18	(0.20)	0.00	0.00	(0.20)

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	0.00	(0.07)	(0.22)

03/31/2017	8.22	0.28	(0.01)	0.27	(0.17)	0.00	0.00	(0.17)

03/31/2016	8.52	0.21	(0.36)	(0.15)	(0.13)	0.00	(0.02)	(0.15)

03/31/2015	8.04	0.01	0.60	0.61	(0.13)	0.00	0.00	(0.13)

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class

03/31/2019	$7.75	$0.15	$1.35	$1.50	$(0.30)	$0.00	$0.00	$(0.30)

03/31/2018	8.21	0.14	(0.50)	(0.36)	(0.10)	0.00	0.00	(0.10)

03/31/2017	8.05	0.18	0.08	0.26	(0.10)	0.00	0.00	(0.10)

03/31/2016~	8.34	0.13	0.09	0.22	(0.47)	0.00	(0.04)	(0.51)

03/31/2015~	8.68	0.08	2.32	2.40	(2.74)	0.00	0.00	(2.74)
I-2

03/31/2019	7.61	0.15	1.32	1.47	(0.32)	0.00	0.00	(0.32)

03/31/2018	8.06	0.13	(0.49)	(0.36)	(0.09)	0.00	0.00	(0.09)

03/31/2017	7.91	0.16	0.08	0.24	(0.09)	0.00	0.00	(0.09)

03/31/2016~	8.20	0.11	0.11	0.22	(0.47)	0.00	(0.04)	(0.51)

03/31/2015~	8.58	(0.04)	2.40	2.36	(2.74)	0.00	0.00	(2.74)
I-3

04/27/2018 - 03/31/2019	7.72	0.01	1.34	1.35	(0.29)	0.00	0.00	(0.29)
Class A

03/31/2019	7.02	0.11	1.21	1.32	(0.29)	0.00	0.00	(0.29)

03/31/2018	7.45	0.10	(0.45)	(0.35)	(0.08)	0.00	0.00	(0.08)

03/31/2017	7.31	0.13	0.08	0.21	(0.07)	0.00	0.00	(0.07)

03/31/2016~	7.64	0.08	0.09	0.17	(0.46)	0.00	(0.04)	(0.50)

03/31/2015~	8.16	(0.04)	2.24	2.20	(2.72)	0.00	0.00	(2.72)
Class C

03/31/2019	6.11	0.05	1.04	1.09	(0.33)	0.00	0.00	(0.33)

03/31/2018	6.52	0.04	(0.39)	(0.35)	(0.06)	0.00	0.00	(0.06)

03/31/2017	6.41	0.07	0.06	0.13	(0.02)	0.00	0.00	(0.02)

03/31/2016~	6.80	0.02	0.06	0.08	(0.44)	0.00	(0.03)	(0.47)

03/31/2015~	7.50	(0.10)	2.08	1.98	(2.68)	0.00	0.00	(2.68)

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class

03/31/2019	$8.74	$0.26	$(0.16)	$0.10	$(0.83)	$0.00	$(0.03)	$(0.86)

03/31/2018	8.72	0.23	0.29	0.52	(0.50)	0.00	0.00	(0.50)

03/31/2017	8.22	0.25	0.36	0.61	(0.11)	0.00	0.00	(0.11)

03/31/2016	8.79	0.18	(0.51)	(0.33)	(0.24)	0.00	0.00	(0.24)

03/31/2015	9.62	0.14	(0.21)	(0.07)	(0.76)	0.00	0.00	(0.76)
I-2

03/31/2019	8.75	0.26	(0.17)	0.09	(0.83)	0.00	(0.03)	(0.86)

03/31/2018	8.73	0.22	0.29	0.51	(0.49)	0.00	0.00	(0.49)

03/31/2017	8.22	0.23	0.38	0.61	(0.10)	0.00	0.00	(0.10)

03/31/2016	8.79	0.19	(0.52)	(0.33)	(0.24)	0.00	0.00	(0.24)

03/31/2015	9.63	0.15	(0.24)	(0.09)	(0.75)	0.00	0.00	(0.75)

12	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$8.32	2.31%	$1,555,552	1.32%		1.32%		0.55%		0.55%		0.87%	176%

8.34	2.97	245,233	1.29		1.29		0.55		0.55		2.81	156

8.32	3.34	259,642	0.96		0.96		0.55		0.55		4.68	170

8.22	(1.60)	1,555,418	0.73		0.73		0.55		0.55		2.75	107

8.52	7.73	3,225,556	0.61		0.61		0.55		0.55		(0.86)	99

8.32	2.21	14,140	1.42		1.42		0.65		0.65		1.97	176

8.34	2.86	14,439	1.39		1.39		0.65		0.65		2.75	156

8.32	3.24	12,933	1.06		1.06		0.65		0.65		3.35	170

8.22	(1.70)	4,791	0.83		0.83		0.65		0.65		2.63	107

8.52	7.62	6,002	0.71		0.71		0.65		0.65		0.23	99

$8.95	19.47%	$1,269,640	2.09%		2.09%		0.74%		0.74%		1.80%	200%

7.75	(4.48)	1,629,304	1.26		1.26		0.74		0.74		1.74	151

8.21	3.19	908,338	1.01		1.01		0.74		0.74		2.17	186

8.05	4.35	838,998	0.94		0.94		0.74		0.74		1.64	100

8.34	29.93	1,613,938	0.80		0.80		0.74		0.74		0.85	202

8.76	19.38	33,733	2.19		2.19		0.84		0.84		1.80	200

7.61	(4.53)	45,816	1.36		1.36		0.84		0.84		1.67	151

8.06	3.00	71,534	1.11		1.11		0.84		0.84		2.02	186

7.91	4.35	80,346	1.04		1.04		0.84		0.84		1.45	100

8.20	29.71	122,308	0.90		0.90		0.84		0.84		(0.53)	202

8.78	17.53	66	2.25	*	2.30	*	0.90	*	0.95	*	0.14 *	200

8.05	18.96	180,147	2.49		2.49		1.14		1.14		1.46	200

7.02	(4.82)	215,106	1.66		1.66		1.14		1.14		1.37	151

7.45	2.83	214,004	1.41		1.41		1.14		1.14		1.74	186

7.31	3.93	249,860	1.34		1.34		1.14		1.14		1.11	100

7.64	29.19	316,532	1.20		1.20		1.14		1.14		(0.43)	202

6.87	18.04	37,944	3.24		3.24		1.89		1.89		0.71	200

6.11	(5.50)	45,730	2.41		2.41		1.89		1.89		0.61	151

6.52	2.02	86,337	2.16		2.16		1.89		1.89		1.07	186

6.41	3.01	148,934	2.09		2.09		1.89		1.89		0.32	100

6.80	28.56	185,060	1.95		1.95		1.89		1.89		(1.26)	202

$7.98	1.63%	$999,518	1.02%		1.24%		0.61%		0.83%		3.11%	373%

8.74	6.04	1,144,502	1.11		1.40		0.58		0.87		2.65	242

8.72	7.41	1,044,779	0.74		0.97		0.60		0.83		2.86	184

8.22	(3.67)	953,864	0.82	(d)	1.11	(d)	0.66	(d)	0.95	(d)	2.18	290

8.79	(0.67)	632,959	0.84		1.17		0.77		1.10		1.49	383

7.98	1.46	15,746	1.12		1.34		0.71		0.93		3.10	373

8.75	5.98	12,085	1.21		1.50		0.68		0.97		2.54	242

8.73	7.47	7,044	0.84		1.07		0.70		0.93		2.63	184

8.22	(3.77)	990	0.92	(d)	1.21	(d)	0.76	(d)	1.05	(d)	2.25	290

8.79	(0.88)	1,493	0.94		1.27		0.87		1.20		1.52	383

ANNUAL REPORT	MARCH 31, 2019	13

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Inflation Response Multi-Asset Fund (Consolidated) (Cont.)
Class A

03/31/2019	$8.67	$0.23	$(0.17)	$0.06	$(0.81)	$0.00	$(0.03)	$(0.84)

03/31/2018	8.66	0.19	0.29	0.48	(0.47)	0.00	0.00	(0.47)

03/31/2017	8.16	0.21	0.36	0.57	(0.07)	0.00	0.00	(0.07)

03/31/2016	8.73	0.16	(0.52)	(0.36)	(0.21)	0.00	0.00	(0.21)

03/31/2015	9.58	0.09	(0.22)	(0.13)	(0.72)	0.00	0.00	(0.72)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2015, the Fund’s Investment advisory fee was decreased by 0.21% to an annual rate of 0.44%.

14	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(c)
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$7.89	1.06%	$6,974	1.47%		1.69%		1.06%		1.28%		2.80%	373%

8.67	5.62	9,029	1.56		1.85		1.03		1.32		2.20	242

8.66	7.02	9,259	1.19		1.42		1.05		1.28		2.44	184

8.16	(4.07)	9,403	1.27	(d)	1.56	(d)	1.11	(d)	1.40	(d)	1.91	290

8.73	(1.23)	12,005	1.29		1.62		1.22		1.55		0.99	383

ANNUAL REPORT	MARCH 31, 2019	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:

Investments, at value
Investments in securities*	$2,030,016	$2,408,413
Investments in Affiliates	1,825	112,147
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,164	1,943
Over the counter	3,562	78,937
Cash	23	6
Deposits with counterparty	7,096	7,246
Foreign currency, at value	2,979	2,990
Receivable for investments sold	43	3,173
Receivable for investments sold on a delayed-delivery basis	458	318
Receivable for TBA investments sold	155,038	132,023
Receivable for Fund shares sold	9,095	280
Interest and/or dividends receivable	3,293	6,086
Dividends receivable from Affiliates	17	129
Total Assets	2,214,609	2,753,691

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$320,512	$872,460
Payable for short sales	2,885	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	680	1,865
Over the counter	3,353	9,272
Payable for investments purchased	8,906	8,083
Payable for investments in Affiliates purchased	17	129
Payable for TBA investments purchased	300,827	247,455
Deposits from counterparty	4,286	89,530
Payable for Fund shares redeemed	2,741	2,304
Accrued investment advisory fees	386	637
Accrued supervisory and administrative fees	323	355
Accrued distribution fees	0	24
Accrued servicing fees	0	46
Other liabilities	1	1
Total Liabilities	644,917	1,232,161

Net Assets	$1,569,692	$1,521,530

Net Assets Consist of:

Paid in capital	$1,597,935	$1,390,033
Distributable earnings (accumulated loss)	(28,243)	131,497

Net Assets	$1,569,692	$1,521,530

Cost of investments in securities	$1,957,864	$2,306,527
Cost of investments in Affiliates	$1,825	$112,139
Cost of foreign currency held	$3,018	$3,017
Proceeds received on short sales	$2,855	$0
Cost or premiums of financial derivative instruments, net	$(3,856)	$(3,142)

* Includes repurchase agreements of:	$1,441	$575

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:

Institutional Class	$1,555,552	$1,269,640
I-2	14,140	33,733
I-3	N/A	66
Class A	N/A	180,147
Class C	N/A	37,944

Shares Issued and Outstanding:

Institutional Class	186,924	141,906
I-2	1,699	3,852
I-3	N/A	8
Class A	N/A	22,387
Class C	N/A	5,525

Net Asset Value Per Share Outstanding:

Institutional Class	$8.32	$8.95
I-2	8.32	8.76
I-3	N/A	8.78
Class A	N/A	8.05
Class C	N/A	6.87

ANNUAL REPORT	MARCH 31, 2019	17

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Inflation Response Multi-Asset Fund

Assets:

Investments, at value
Investments in securities*	$1,034,807
Investments in Affiliates	91,288
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,367
Over the counter	11,231
Cash	21
Deposits with counterparty	3,778
Foreign currency, at value	3,320
Receivable for investments sold	12,542
Receivable for investments sold on a delayed-delivery basis	99
Receivable for TBA investments sold	115,272
Receivable for Fund shares sold	1,787
Interest and/or dividends receivable	3,008
Dividends receivable from Affiliates	365
Reimbursement receivable from PIMCO	148
Total Assets	1,282,033

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$16,395
Payable for sale-buyback transactions	1,397
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,350
Over the counter	11,120
Payable for investments purchased	19,547
Payable for investments in Affiliates purchased	365
Payable for investments purchased on a delayed-delivery basis	2,013
Payable for TBA investments purchased	200,860
Deposits from counterparty	3,231
Payable for Fund shares redeemed	838
Accrued investment advisory fees	436
Accrued supervisory and administrative fees	241
Accrued servicing fees	1
Other liabilities	1
Total Liabilities	259,795

Net Assets	$1,022,238

Net Assets Consist of:

Paid in capital	$1,094,956
Distributable earnings (accumulated loss)	(72,718)

Net Assets	$1,022,238

Cost of investments in securities	$1,010,553
Cost of investments in Affiliates	$108,621
Cost of foreign currency held	$3,248
Cost or premiums of financial derivative instruments, net	$(1,633)

* Includes repurchase agreements of:	$1,180

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

PIMCO Inflation Response Multi-Asset Fund

Net Assets:

Institutional Class	$999,518
I-2	15,746
Class A	6,974

Shares Issued and Outstanding:

Institutional Class	125,306
I-2	1,974
Class A	884

Net Asset Value Per Share Outstanding:

Institutional Class	$7.98
I-2	7.98
Class A	7.89

ANNUAL REPORT	MARCH 31, 2019	19

Statements of Operations

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income:

Interest	$10,027	$45,336
Dividends	0	23,016
Dividends from Investments in Affiliates	102	437
Total Income	10,129	68,789

Expenses:

Investment advisory fees	1,348	8,642
Supervisory and administrative fees	1,139	4,791
Distribution fees - Class C	0	302
Servicing fees - Class A	0	476
Servicing fees - Class C	0	101
Trustee fees	2	11
Interest expense	3,521	23,790
Miscellaneous expense	1	0
Total Expenses	6,011	38,113
Waiver and/or Reimbursement by PIMCO	0	(0)
Net Expenses	6,011	38,113

Net Investment Income (Loss)	4,118	30,676

Net Realized Gain (Loss):

Investments in securities	(2,986)	(6,803)
Investments in Affiliates	(2)	30
Exchange-traded or centrally cleared financial derivative instruments	(856)	(9,471)
Over the counter financial derivative instruments	4,528	112,665
Short sales	(1)	(3)
Foreign currency	(237)	(906)

Net Realized Gain (Loss)	446	95,512

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	72,107	108,611
Investments in Affiliates	0	7
Exchange-traded or centrally cleared financial derivative instruments	(5,513)	307
Over the counter financial derivative instruments	957	93,477
Foreign currency assets and liabilities	(41)	(503)

Net Change in Unrealized Appreciation (Depreciation)	67,510	201,899

Net Increase (Decrease) in Net Assets Resulting from Operations	$72,074	$328,087

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO Inflation Response Multi-Asset Fund

Investment Income:

Interest	$28,535
Dividends	3,655
Dividends from Investments in Affiliates	10,191
Total Income	42,381

Expenses:

Investment advisory fees	5,530
Supervisory and administrative fees	3,012
Servicing fees - Class A	20
Trustee fees	6
Interest expense	4,186
Total Expenses	12,754
Waiver and/or Reimbursement by PIMCO	(2,299)
Net Expenses	10,455

Net Investment Income (Loss)	31,926

Net Realized Gain (Loss):

Investments in securities	(23,503)
Investments in Affiliates	(6,774)
Exchange-traded or centrally cleared financial derivative instruments	8,114
Over the counter financial derivative instruments	10,464
Short sales	262
Foreign currency	(1,800)

Net Realized Gain (Loss)	(13,237)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	19,758
Investments in Affiliates	(10,868)
Exchange-traded or centrally cleared financial derivative instruments	(15,980)
Over the counter financial derivative instruments	(1,968)
Foreign currency assets and liabilities	(241)

Net Change in Unrealized Appreciation (Depreciation)	(9,299)

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,390

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2019	21

Statements of Changes in Net Assets

	PIMCO Long-Term Real Return Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,118	$7,711	$30,676	$30,978
Net realized gain (loss)	446	(4,627)	95,512	(78,770)
Net change in unrealized appreciation (depreciation)	67,510	4,540	201,899	(38,502)

Net Increase (Decrease) in Net Assets Resulting from Operations	72,074	7,624	328,087	(86,294)

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(7,151)	(4,670)	(43,721)	(18,313)
I-2	(376)	(216)	(1,227)	(667)
I-3	0	0	(2)	0
Class D	0	0	0	(1,287	)(a)
Class A	0	0	(6,653)	(1,704)
Class C	0	0	(1,900)	(530)

Tax basis return of capital
Institutional Class	0	(2,345)	0	0
I-2	0	(112)	0	0
I-3	0	0	0	0
Class D	0	0	0	0	(a)
Class A	0	0	0	0
Class C	0	0	0	0

Total Distributions(b)	(7,527)	(7,343)	(53,503)	(22,501)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	1,245,473	(13,184)	(689,010)	604,827

Total Increase (Decrease) in Net Assets	1,310,020	(12,903)	(414,426)	496,032

Net Assets:

Beginning of year	259,672	272,575	1,935,956	1,439,924
End of year	$1,569,692	$259,672	$1,521,530	$1,935,956

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$31,926	$27,619
Net realized gain (loss)	(13,237)	20,597
Net change in unrealized appreciation (depreciation)	(9,299)	11,816

Net Increase (Decrease) in Net Assets Resulting from Operations	9,390	60,032

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(88,175)	(57,203)
I-2	(1,528)	(502)
Class A	(759)	(477)
Class C	0	(19	)(a)

Tax basis return of capital
Institutional Class	(3,656)	0
I-2	(54)	0
Class A	(29)	0
Class C	0	0	(a)

Total Distributions(b)	(94,201)	(58,201)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	(58,567)	100,692

Total Increase (Decrease) in Net Assets	(143,378)	102,523

Net Assets:

Beginning of year	1,165,616	1,063,093
End of year	$1,022,238	$1,165,616

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class C Shares liquidated at the close of business on July 28, 2017.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	23

Statements of Cash Flows

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstate RealReturn Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$72,074	$328,087

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,739,588)	(5,790,539)
Proceeds from sales of long-term securities	1,224,023	6,625,213
(Purchases) Proceeds from sales of short-term portfolio investments, net	15,034	66,961
(Increase) decrease in deposits with counterparty	(5,946)	(610)
(Increase) decrease in receivable for investments sold	(112,252)	214,113
(Increase) decrease in interest and/or dividends receivable	(1,537)	(277)
(Increase) decrease in dividends receivable from Affiliates	(13)	(113)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(7,156)	(10,811)
Proceeds from (Payments on) over the counter financial derivative instruments	5,021	112,713
Increase (decrease) in payable for investments purchased	233,660	(281,854)
Increase (decrease) in deposits from counterparty	4,038	72,026
Increase (decrease) in accrued investment advisory fees	316	(186)
Increase (decrease) in accrued supervisory and administrative fees	264	(104)
Increase (decrease) in accrued distribution fees	0	(21)
Increase (decrease) in accrued servicing fees	0	4
Proceeds from (Payments on) short sales transactions, net	30	(64,018)
Proceeds from (Payments on) foreign currency transactions	(278)	(1,479)
Increase (decrease) in other liabilities	1	1
Net Realized (Gain) Loss
Investments in securities	2,986	6,803
Investments in Affiliates	2	(30)
Exchange-traded or centrally cleared financial derivative instruments	856	9,471
Over the counter financial derivative instruments	(4,528)	(112,665)
Short sales	1	3
Foreign currency	237	906
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(72,107)	(108,611)
Investments in Affiliates	0	(7)
Exchange-traded or centrally cleared financial derivative instruments	5,513	(307)
Over the counter financial derivative instruments	(957)	(93,477)
Foreign currency assets and liabilities	41	503
Net amortization (accretion) on investments	1,933	2,505

Net Cash Provided by (Used for) Operating Activities	(1,378,332)	974,200

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,356,612	316,189
Payments on shares redeemed	(126,909)	(1,056,306)
Cash distributions paid*	(23)	(1,403)
Proceeds from reverse repurchase agreements	2,943,792	15,404,055
Payments on reverse repurchase agreements	(2,777,986)	(15,537,441)
Proceeds from sale-buyback transactions	1,255,583	1,953,189
Payments on sale-buyback transactions	(1,270,261)	(2,060,534)

Net Cash Received from (Used for) Financing Activities	1,380,808	(982,251)

Net Increase (Decrease) in Cash and Foreign Currency	2,476	(8,051)

Cash and Foreign Currency:

Beginning of year	526	11,047
End of year	$3,002	$2,996

* Reinvestment of distributions	$7,505	$52,100

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$3,422	$22,039

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Cash Flows

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO Inflation Response Multi-Asset Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$9,390

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(4,775,271)
Proceeds from sales of long-term securities	5,091,588
(Purchases) Proceeds from sales of short-term portfolio investments, net	311,563
(Increase) decrease in deposits with counterparty	627
(Increase) decrease in receivable for investments sold	162,088
(Increase) decrease in interest and/or dividends receivable	288
(Increase) decrease in dividends receivable from Affiliates	33
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(13,228)
Proceeds from (Payments on) over the counter financial derivative instruments	8,712
(Increase) decrease in reimbursement receivable from PIMCO	7
Increase (decrease) in payable for investments purchased	(268,211)
Increase (decrease) in deposits from counterparty	(2,122)
Increase (decrease) in accrued investment advisory fees	(24)
Increase (decrease) in accrued supervisory and administrative fees	(57)
Increase (decrease) in accrued servicing fees	(1)
Proceeds from (Payments on) short sales transactions, net	(5,388)
Proceeds from (Payments on) foreign currency transactions	(2,041)
Increase (decrease) in other liabilities	1
Net Realized (Gain) Loss
Investments in securities	23,503
Investments in Affiliates	6,774
Exchange-traded or centrally cleared financial derivative instruments	(8,114)
Over the counter financial derivative instruments	(10,464)
Short sales	(261)
Foreign currency	1,800
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(19,758)
Investments in Affiliates	10,868
Exchange-traded or centrally cleared financial derivative instruments	15,980
Over the counter financial derivative instruments	1,968
Foreign currency assets and liabilities	241
Net amortization (accretion) on investments	(395)

Net Cash Provided by (Used for) Operating Activities	540,096

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	513,776
Payments on shares redeemed	(665,906)
Cash distributions paid*	(333)
Proceeds from reverse repurchase agreements	2,289,161
Payments on reverse repurchase agreements	(2,653,164)
Proceeds from sale-buyback transactions	707,577
Payments on sale-buyback transactions	(733,087)

Net Cash Received from (Used for) Financing Activities	(541,976)

Net Increase (Decrease) in Cash and Foreign Currency	(1,880)

Cash and Foreign Currency:

Beginning of year	5,221
End of year	$3,341

* Reinvestment of distributions	$93,868

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$5,062

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2019	25

Schedule of Investments PIMCO Long-Term Real Return Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.3%

CORPORATE BONDS & NOTES 1.3%

BANKING & FINANCE 0.6%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$100	$102

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(g)	EUR	1,800	1,966

Bank of America Corp.
5.875% due 03/15/2028 •(f)		$160	163

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	200	233

Deutsche Bank AG
4.250% due 10/14/2021		$1,000	1,006

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	492	528

International Lease Finance Corp.
6.250% due 05/15/2019		$100	100
8.250% due 12/15/2020		1,000	1,081

John Deere Capital Corp.
2.897% (US0003M + 0.290%) due 06/22/2020 ~		200	200

Jyske Realkredit A/S
2.500% due 10/01/2047	DKK	46	7

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~		$200	200

Macquarie Bank Ltd.
3.144% (US0003M + 0.350%) due 04/04/2019 ~		100	100

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~		100	100

Navient Corp.
4.875% due 06/17/2019		138	138
8.000% due 03/25/2020		300	313

Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	1	0

Nykredit Realkredit A/S
2.500% due 10/01/2047		108	17

Realkredit Danmark A/S
2.500% due 07/01/2047		92	15

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		$300	296
4.519% due 06/25/2024 •		200	205

UBS AG
3.175% due 06/08/2020 •		700	703

UniCredit SpA
7.830% due 12/04/2023		1,300	1,449

			8,922

INDUSTRIALS 0.5%

Allergan Funding SCS
3.000% due 03/12/2020		100	100

Allergan Sales LLC
5.000% due 12/15/2021		1,000	1,041

BAT Capital Corp.
3.283% due 08/14/2020 •		200	200

Daimler Finance North America LLC
2.250% due 09/03/2019		500	499

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~		200	200

eBay, Inc.
2.750% due 01/30/2023		200	198

EMC Corp.
2.650% due 06/01/2020		600	596

Enbridge, Inc.
3.183% (US0003M + 0.400%) due 01/10/2020 ~		300	300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hyundai Capital America
3.415% due 09/18/2020 •		$1,200	$1,200

Mylan NV
3.750% due 12/15/2020		700	707

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		300	308

Telefonica Emisiones S.A.
5.877% due 07/15/2019		400	403

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~		90	90

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019		700	697

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		1,300	1,297
3.375% due 11/30/2021		200	201

			8,037

UTILITIES 0.2%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		400	402
3.737% (US0003M + 0.950%) due 07/15/2021 ~		600	607
5.150% due 02/15/2050		200	205
5.300% due 08/15/2058		100	102

Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~		100	100

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~		470	470

Petrobras Global Finance BV
5.999% due 01/27/2028		1,050	1,065
6.250% due 12/14/2026	GBP	100	144
7.375% due 01/17/2027		$400	442
8.750% due 05/23/2026		100	118

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~		100	99

Sprint Communications, Inc.
7.000% due 03/01/2020		100	103

			3,857

Total Corporate Bonds & Notes (Cost $20,664)			20,816

U.S. GOVERNMENT AGENCIES 10.7%

Fannie Mae
2.886% due 03/25/2049 •		7,604	7,581

Fannie Mae, TBA
3.500% due 05/01/2049		68,710	69,617
4.000% due 04/01/2049 - 05/01/2049		78,400	80,613

Freddie Mac
2.666% due 10/25/2029 •		185	184
2.770% due 09/25/2031 •		30	29
5.629% due 05/15/2035 •		32	37

Ginnie Mae
2.888% due 02/20/2049 •		7,585	7,574
3.030% due 08/20/2068 •		3,024	2,984

Total U.S. Government Agencies (Cost $167,699)			168,619

U.S. TREASURY OBLIGATIONS 110.7%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (k)		1,062	1,054
0.125% due 04/15/2022 (k)		12,740	12,613
0.125% due 01/15/2023 (k)		654	647
0.250% due 01/15/2025		95,895	94,944
0.375% due 07/15/2025 (m)		1,168	1,167
0.375% due 01/15/2027		120,504	119,521
0.500% due 01/15/2028		1,347	1,345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 04/15/2023 (k)	$547	$551
0.625% due 01/15/2026 (m)	123,215	124,698
0.625% due 02/15/2043	4,467	4,212
0.750% due 07/15/2028	17,949	18,365
0.750% due 02/15/2042	39,198	38,255
0.875% due 01/15/2029	3,090	3,193
0.875% due 02/15/2047	13,979	13,867
1.000% due 02/15/2046	78,119	79,813
1.000% due 02/15/2048 (i)	633,607	648,651
1.000% due 02/15/2049	18,004	18,519
1.375% due 02/15/2044	293,557	325,109
2.125% due 02/15/2040	59,402	74,250
2.125% due 02/15/2041	69,754	87,671
2.500% due 01/15/2029	23,677	28,088
3.375% due 04/15/2032 (k)	2,657	3,585
3.875% due 04/15/2029	28,527	37,724

Total U.S. Treasury Obligations (Cost $1,666,268)		1,737,842

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%

Adjustable Rate Mortgage Trust
3.907% due 01/25/2036 ^~	98	93

Alliance Bancorp Trust
2.726% due 07/25/2037 •	220	196

Banc of America Funding Trust
4.205% due 01/20/2047 ~	3,776	3,619
4.850% due 03/20/2036 ~	189	184

Banc of America Mortgage Trust
4.500% due 11/25/2035 ^~	16	16

BCAP LLC Trust
2.706% due 05/25/2047 ^•	386	361

Bear Stearns Adjustable Rate Mortgage Trust
4.195% due 07/25/2036 ^~	36	34
4.247% due 02/25/2036 ^~	19	18

Bear Stearns ALT-A Trust
4.050% due 09/25/2047 ^~	2,753	2,224
4.262% due 09/25/2035 ^~	273	226

Citigroup Mortgage Loan Trust
4.490% due 05/25/2035 •	27	28
4.654% due 03/25/2037 ^~	351	344

Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •	27	27
4.143% due 12/25/2035 ^~	267	199

Countrywide Alternative Loan Trust
3.397% due 12/25/2035 •	230	210
4.465% due 02/25/2037 ^~	142	138

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	980	877

Downey Savings & Loan Association Mortgage Loan Trust
2.742% due 08/19/2045 •	104	100

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^	39	30

GMAC Mortgage Corp. Loan Trust
4.169% due 11/19/2035 ~	168	160

IndyMac Mortgage Loan Trust
4.350% due 12/25/2036 ^~	1,048	997

JPMorgan Alternative Loan Trust
2.716% due 12/25/2036 •	3,210	3,011

Merrill Lynch Mortgage Investors Trust
3.146% due 09/25/2029 •	172	171

MortgageIT Securities Corp. Mortgage Loan Trust
2.986% due 09/25/2037 •	843	806

Residential Accredit Loans, Inc. Trust
2.666% due 06/25/2046 •	182	75

Residential Asset Securitization Trust
2.886% due 05/25/2035 •	281	239
2.936% due 12/25/2036 ^•	368	107
5.000% due 08/25/2019	16	15
5.750% due 03/25/2037 ^	128	74
6.250% due 10/25/2036 ^	210	211

Structured Adjustable Rate Mortgage Loan Trust
4.164% due 07/25/2035 ^~	107	100

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
2.696% due 04/25/2036 •		$14	$13

Thornburg Mortgage Securities Trust
3.226% due 09/25/2044 •		162	160

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	6,300	8,207

Wachovia Mortgage Loan Trust LLC
4.671% due 10/20/2035 ~		$108	101

WaMu Mortgage Pass-Through Certificates Trust
2.756% due 12/25/2045 •		92	92
3.775% due 08/25/2036 ^~		65	61
4.138% due 11/25/2036 ~		2,117	2,005
4.346% due 09/25/2033 ~		56	58

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 06/25/2037		5,987	5,549
6.500% due 08/25/2035		18	16

Wells Fargo Mortgage-Backed Securities Trust
4.751% due 10/25/2035 ~		1,336	1,339
4.758% due 11/25/2036 ^~		1,636	1,625
4.793% due 11/25/2037 ^~		157	151
4.836% due 07/25/2034 ~		88	90
5.170% due 04/25/2036 ~		4,061	4,005

Total Non-Agency Mortgage-Backed Securities (Cost $38,178)			38,362

ASSET-BACKED SECURITIES 1.6%

ACE Securities Corp. Home Equity Loan Trust
2.546% due 10/25/2036 •		31	16

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.821% due 06/25/2033 •		1,402	1,391

Apidos CLO
3.741% due 01/19/2025 •		27	27

Argent Mortgage Loan Trust
2.966% due 05/25/2035 •		65	62

Bayview Opportunity Master Fund Trust
4.090% due 02/28/2034 Ø		3,154	3,190

Citigroup Mortgage Loan Trust
2.716% due 12/25/2036 •		101	70

Citigroup Mortgage Loan Trust, Inc.
2.706% due 11/25/2036 •		1,188	1,190
2.816% due 10/25/2036 •		300	287

Countrywide Asset-Backed Certificates
2.626% due 05/25/2035 •		37	35
2.626% due 07/25/2037 •		24	22
2.676% due 11/25/2037 •		613	587
2.736% due 03/25/2037 •		200	189

Credit-Based Asset Servicing & Securitization LLC
2.706% due 07/25/2037 •		739	499

Credit-Based Asset Servicing & Securitization Trust
2.546% due 11/25/2036 •		23	14

Crown Point CLO Ltd.
3.713% due 07/17/2028		600	595

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •		200	198

Figueroa CLO Ltd.
3.483% due 06/20/2027 •		400	398

First Franklin Mortgage Loan Trust
2.956% due 11/25/2036 •		500	444

Fremont Home Loan Trust
2.621% due 10/25/2036 •		71	66
2.626% due 01/25/2037 •		3,977	2,520

GSAMP Trust
3.461% due 03/25/2035 ^•		391	340

Home Equity Asset Trust
3.341% due 08/25/2034 •		30	30

Home Equity Mortgage Loan Asset-Backed Trust
2.706% due 04/25/2037 •		124	99

ICG U.S. CLO Ltd.
3.629% due 01/16/2028 •		250	249

IndyMac Mortgage Loan Trust
2.556% due 07/25/2036 •		118	53

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jamestown CLO Ltd.
3.657% due 01/15/2028 •		$300	$297

JMP Credit Advisors CLO Ltd.
3.623% due 01/17/2028 •		250	250

Lehman XS Trust
5.355% due 06/25/2036 Ø		77	78

Long Beach Mortgage Loan Trust
2.606% due 08/25/2036 •		116	61

Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •		400	396

MASTR Specialized Loan Trust
3.686% due 07/25/2035 •		1,417	1,359

Meritage Mortgage Loan Trust
3.236% due 11/25/2035 •		829	841

Monarch Grove CLO
3.651% due 01/25/2028 •		400	397

Morgan Stanley ABS Capital, Inc. Trust
2.616% due 10/25/2036 •		134	128

Morgan Stanley Mortgage Loan Trust
3.935% due 11/25/2036 ^•		768	375

Navient Student Loan Trust
3.636% due 03/25/2066 •		436	441

Octagon Investment Partners Ltd.
3.637% due 07/15/2027 •		290	288

Option One Mortgage Loan Trust
3.266% due 02/25/2035 •		724	705

Renaissance Home Equity Loan Trust
3.590% due 09/25/2037		467	249

Saxon Asset Securities Trust
2.776% due 09/25/2036 •		3,000	2,793
2.796% due 09/25/2047 •		131	127

Sound Point CLO Ltd.
3.647% due 04/15/2027 •		500	500

Soundview Home Loan Trust
2.546% due 11/25/2036 •		323	138
2.686% due 06/25/2037 •		504	374
2.766% due 05/25/2036 •		200	194

Sudbury Mill CLO Ltd.
3.923% due 01/17/2026 •		515	515

Symphony CLO Ltd.
3.817% due 10/15/2025 •		614	615

Telos CLO Ltd.
3.723% due 04/17/2028 •		300	299

Venture CLO Ltd.
3.429% due 02/28/2026 •		640	638

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		126	126

WhiteHorse Ltd.
3.703% due 04/17/2027 •		300	299

Total Asset-Backed Securities (Cost $25,230)			25,054

SOVEREIGN ISSUES 1.9%

Argentina Government International Bond
5.875% due 01/11/2028		230	177
6.875% due 01/26/2027		580	471
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	2,116	47
49.153% (BADLARPP) due 10/04/2022 ~		100	4
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		11,164	287

Australia Government International Bond
1.250% due 02/21/2022 (e)	AUD	640	467
3.000% due 09/20/2025 (e)		1,515	1,260

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (d)	BRL	787	192

Canadian Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	761	752

France Government International Bond
1.850% due 07/25/2027 (e)	EUR	219	309
2.250% due 07/25/2020 (e)		501	598

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (e)	EUR	99	$114
2.350% due 09/15/2024 (e)		732	884

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	633,534	5,965

Mexico Government International Bond
4.500% due 11/22/2035 (e)	MXN	7,488	407

New Zealand Government International Bond
2.000% due 09/20/2025 (e)	NZD	433	319
2.500% due 09/20/2035 (e)		1,372	1,139

Peru Government International Bond
5.940% due 02/12/2029	PEN	700	222

Qatar Government International Bond
3.875% due 04/23/2023		$300	309
5.103% due 04/23/2048		200	220

United Kingdom Gilt
0.125% due 08/10/2028 (e)	GBP	8,343	13,663
0.125% due 03/22/2046 (e)		100	219
0.125% due 11/22/2065 (e)		340	1,057

Total Sovereign Issues (Cost $29,566)			29,082

SHORT-TERM INSTRUMENTS 0.7%

COMMERCIAL PAPER 0.6%

Energy Transfer Partners
3.200% due 04/22/2019		$8,700	8,683

REPURCHASE AGREEMENTS (h) 0.1%
			1,441

ARGENTINA TREASURY BILLS 0.0%
44.748% due 04/12/2019 - 05/10/2019 (c)(d)	ARS	4,498	117

Total Short-Term Instruments (Cost $10,259)			10,241

Total Investments in Securities (Cost $1,957,864)			2,030,016

		SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III		184,547	1,825

Total Short-Term Instruments (Cost $1,825)			1,825

Total Investments in Affiliates (Cost $1,825)			1,825

Total Investments 129.4% (Cost $1,959,689)			$2,031,841

Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $(3,856))			693

Other Assets and Liabilities, net (29.4)%			(462,842)

Net Assets 100.0%			$1,569,692

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$1,441	U.S. Treasury Notes 1.125% due 06/30/2021	$(1,474)	$1,441	$1,441

Total Repurchase Agreements						$(1,474)	$1,441	$1,441

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	3.000%	03/28/2019	04/08/2019	$(8,766)	$(8,768)
BSN	2.630	03/12/2019	04/04/2019	(25,205)	(25,242)
	2.630	03/25/2019	04/04/2019	(97,615)	(97,665)
	2.640	03/25/2019	04/09/2019	(71,501)	(71,538)
DEU	2.650	03/12/2019	04/16/2019	(2,789)	(2,794)
GRE	2.670	03/12/2019	04/12/2019	(6,974)	(6,984)
	2.670	03/13/2019	04/12/2019	(5,985)	(5,993)
	2.700	02/20/2019	04/03/2019	(56,200)	(56,369)
RCY	2.640	03/07/2019	06/05/2019	(27,720)	(27,771)
	2.690	02/19/2019	04/18/2019	(17,335)	(17,388)

Total Reverse Repurchase Agreements					$(320,512)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.2)%
Fannie Mae, TBA	3.000%	05/01/2049	$2,900	$(2,855)	$(2,885)

Total Short Sales (0.2)%				$(2,855)	$(2,885)

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(8,768)	$0	$(8,768)	$8,882	$114
BSN	0	(194,445)	0	(194,445)	196,135	1,690
DEU	0	(2,794)	0	(2,794)	2,926	132
FICC	1,441	0	0	1,441	(1,474)	(33)
GRE	0	(69,346)	0	(69,346)	69,968	622
RCY	0	(45,159)	0	(45,159)	45,654	495

Total Borrowings and Other Financing Transactions	$1,441	$(320,512)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(292,741)	$(27,771)	$0	$(320,512)

Total Borrowings	$0	$(292,741)	$(27,771)	$0	$(320,512)

Payable for reverse repurchase agreements					$(320,512)

(i)	Securities with an aggregate market value of $328,521 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(151,352) at a weighted average interest rate of 2.261%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$112.000	05/24/2019	284	$284	$2	$1
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	190.000	05/24/2019	76	76	1	0
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.000	05/24/2019	393	393	3	3
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	210.000	05/24/2019	1	1	0	0

Total Purchased Options					$6	$4

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$125.000	04/26/2019	105	$105	$(34)	$(26)

Total Written Options					$(34)	$(26)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 114.000 on Euro-Schatz June 2019 Futures	05/2019	1,513	$8	$(1)	$0	$0
Euro-Bobl June Futures	06/2019	379	56,604	485	17	(68)
Euro-Bund 10-Year Bond June Futures	06/2019	1,137	212,155	2,806	0	(313)
Put Options Strike @ EUR 126.000 on Euro-Bobl June 2019 Futures	05/2019	467	3	(1)	0	0
Put Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	540	6	0	0	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	43	7,224	237	0	(16)

				$3,526	$17	$(397)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note June Futures	06/2019	7	$(565)	$(3)	$0	$(1)
Australia Government 10-Year Bond June Futures	06/2019	6	(590)	(13)	2	(2)
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	96	(131)	(81)	24	0
Call Options Strike @ EUR 167.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	48	(40)	(11)	10	0
Euro-BTP Italy Government Bond June Futures	06/2019	299	(43,425)	(910)	141	0
Euro-Buxl 30-Year Bond June Futures	06/2019	184	(39,559)	(1,944)	264	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	482	(87,953)	(1,272)	178	0
Euro-Schatz June Futures	06/2019	1,739	(218,432)	(324)	59	(29)
Japan Government 10-Year Bond June Futures	06/2019	2	(2,766)	(15)	0	(5)
Put Options Strike @ EUR 162.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	96	(13)	30	1	0
U.S. Treasury 5-Year Note June Futures	06/2019	269	(31,158)	(261)	61	0
U.S. Treasury 10-Year Note June Futures	06/2019	379	(49,134)	(727)	107	0
U.S. Treasury 30-Year Bond June Futures	06/2019	149	(22,299)	(569)	56	0

				$(6,100)	$903	$(37)

Total Futures Contracts				$(2,574)	$920	$(434)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.275%	EUR 100	$2	$(1)	$1	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.920	$ 100	(5)	6	1	0	0

						$(3)	$5	$2	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 26 5-Year Index	(1.000)%	Quarterly	12/20/2021	EUR	1,400	$(25)	$(8)	$(33)	$0	$(2)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		3,900	(110)	12	(98)	0	(6)

						$(135)	$4	$(131)	$0	$(8)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	1,020	$3	$65	$68	$7	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		100	0	(3)	(3)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		482	3	(20)	(17)	3	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		160	0	(7)	(7)	1	0

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month NZD-BBR	3.250%	Semi-Annual	03/21/2028	NZD	1,200	$4	$(84)	$(80)	$3	$0
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023	$	2,600	39	24	63	0	(6)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		1,400	9	13	22	0	(3)
Receive(6)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		2,250	(4)	54	50	3	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		5,500	150	(66)	84	7	0
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		9,710	89	(102)	(13)	11	0
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		5,690	(17)	(132)	(149)	4	0
Receive(6)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		213,900	(2,245)	(3,268)	(5,513)	113	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		1,240	124	(8)	116	3	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		240	29	(25)	4	1	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		1,100	66	(165)	(99)	4	0
Receive(6)	6-Month GBP-LIBOR	1.000	Semi-Annual	09/18/2021	GBP	7,450	27	(34)	(7)	0	(2)
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		16,240	(115)	(425)	(540)	2	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		4,600	74	(286)	(212)	36	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	64,000	(1)	(12)	(13)	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		60,000	(1)	(11)	(12)	0	(1)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		320,000	(17)	(90)	(107)	0	(8)
Pay	CPTFEMU	1.535	Maturity	06/15/2023	EUR	560	0	15	15	0	0
Pay	CPTFEMU	1.168	Maturity	03/15/2024		25,100	48	210	258	0	(20)
Pay	CPTFEMU	1.535	Maturity	03/15/2028		100	0	5	5	0	0
Pay	CPTFEMU	1.620	Maturity	05/15/2028		670	0	37	37	0	(1)
Pay	CPTFEMU	1.290	Maturity	01/15/2029		8,600	0	160	160	0	(19)
Pay	CPTFEMU	1.796	Maturity	11/15/2038		360	0	34	34	0	(2)
Pay	CPTFEMU	1.808	Maturity	11/15/2038		200	0	19	19	0	(1)
Pay	CPTFEMU	1.570	Maturity	03/15/2039		400	0	12	12	0	(2)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		300	1	45	46	0	(2)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		100	0	15	15	0	(1)
Pay	CPTFEMU	1.950	Maturity	11/15/2048		190	1	28	29	0	(2)
Pay	CPTFEMU	1.726	Maturity	02/15/2049		3,400	0	191	191	0	(21)
Pay	CPURNSA	2.070	Maturity	10/04/2019	$	5,500	0	(24)	(24)	0	(8)
Receive	CPURNSA	2.027	Maturity	11/23/2020		1,300	4	(7)	(3)	2	0
Receive	CPURNSA	2.021	Maturity	11/25/2020		1,300	5	(7)	(2)	2	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		2,000	55	(13)	42	2	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		770	18	(5)	13	1	0
Receive	CPURNSA	2.220	Maturity	04/13/2023		2,040	0	(40)	(40)	5	0
Receive	CPURNSA	2.263	Maturity	05/09/2023		400	0	(9)	(9)	1	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		610	0	(15)	(15)	0	0
Pay	CPURNSA	1.730	Maturity	07/26/2026		2,000	(95)	37	(58)	0	(6)
Pay	CPURNSA	1.801	Maturity	09/12/2026		770	(30)	14	(16)	0	(2)
Pay	CPURNSA	2.353	Maturity	05/09/2028		400	0	14	14	0	(1)
Pay	CPURNSA	2.360	Maturity	05/09/2028		600	0	21	21	0	(2)
Pay	CPURNSA	2.364	Maturity	05/10/2028		610	0	22	22	0	(2)
Pay	CPURNSA	2.370	Maturity	06/06/2028		1,300	0	45	45	0	(4)
Pay	CPURNSA	2.379	Maturity	07/09/2028		15,300	(3)	558	555	0	(52)
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	120	0	0	0	0	0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		50	0	0	0	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		550	0	(7)	(7)	0	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		25,100	(4)	(131)	(135)	28	0
Pay	UKRPI	3.603	Maturity	11/15/2028	GBP	120	0	3	3	0	0
Pay	UKRPI	3.633	Maturity	12/15/2028		400	0	12	12	0	(1)
Pay	UKRPI	3.695	Maturity	12/15/2028		80	0	3	3	0	0
Pay	UKRPI	3.465	Maturity	01/15/2029		9,100	0	8	8	0	(19)
Pay	UKRPI	3.520	Maturity	02/15/2029		8,700	0	62	62	0	(16)
Pay	UKRPI	3.470	Maturity	09/15/2032		640	(3)	1	(2)	0	(1)
Pay	UKRPI	3.500	Maturity	09/15/2033		30	0	0	0	0	0
Pay	UKRPI	3.579	Maturity	10/15/2033		2,800	69	6	75	0	(1)
Pay	UKRPI	3.358	Maturity	04/15/2035		4,900	(231)	188	(43)	0	(5)

							$(1,948)	$(3,075)	$(5,023)	$240	$(212)

Total Swap Agreements							$(2,086)	$(3,066)	$(5,152)	$240	$(220)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$4	$920	$240	$1,164	$(26)	$(434)	$(220)	$(680)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

(k)

Securities with an aggregate market value of $4,812 and cash of $7,096 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019		$101	ARS	4,142	$0	$(8)
	04/2019		7,543	EUR	6,702	0	(25)
	05/2019	EUR	6,702		$7,562	25	0

BPS	04/2019	ARS	5,946		151	14	0
	04/2019		$137	ARS	5,946	0	0
	05/2019	ARS	1,081		$23	0	0
	06/2019		$614	COP	1,923,177	0	(13)

BRC	04/2019	JPY	366,300		$3,313	9	0

CBK	04/2019	AUD	2,558		1,821	5	0
	04/2019	EUR	1,041		1,172	4	0
	04/2019	GBP	12,853		17,068	328	0
	04/2019	MXN	3,692		192	2	0
	04/2019		$15	CNH	99	0	0
	04/2019		3,421	JPY	377,400	0	(16)
	04/2019		194	MXN	3,693	0	(4)
	05/2019	JPY	377,400		$3,431	15	0
	05/2019	MXN	3,692		193	4	0
	06/2019		4,723		240	0	0

FBF	04/2019	CNH	4,136		590	0	(26)

GLM	04/2019	ARS	4,865		112	0	0
	04/2019	BRL	750		192	0	0
	04/2019	CAD	3,383		2,577	46	0
	04/2019		$112	ARS	4,865	1	0
	04/2019		192	BRL	750	0	(1)
	05/2019	ARS	4,865		$106	0	(1)

HUS	04/2019		$32	ARS	1,453	0	0
	05/2019		3		137	0	0

JPM	04/2019	BRL	750		$192	1	0
	04/2019	EUR	5,661		6,461	111	0
	04/2019	JPY	11,100		100	0	0
	04/2019	NZD	1,836		1,256	5	0
	04/2019		$199	BRL	750	0	(8)
	04/2019		585	CNH	4,037	16	0
	01/2020	BRL	787		$205	8	0

SCX	04/2019		$17,016	GBP	12,853	0	(276)
	05/2019	GBP	12,853		$17,042	275	0
	06/2019		$397	IDR	5,661,240	0	(4)

SOG	05/2019		517	RUB	34,320	3	0

Total Forward Foreign Currency Contracts						$872	$(382)

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	02/20/2020	98,100	$434	$752
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	02/21/2020	96,800	394	743
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/26/2020	158,000	936	840
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/27/2020	49,800	337	265

							$2,101	$2,600

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
DUB	Put - OTC Fannie Mae, TBA 4.000% due 04/01/2049	$72.000	04/03/2019	30,000	$1	$0

FAR	Call - OTC Fannie Mae, TBA 3.000% due 04/01/2049	108.500	04/03/2019	1,100	0	0
	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	72.500	04/03/2019	17,000	1	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	73.000	05/06/2019	5,700	0	0

JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	70.000	05/06/2019	48,900	2	0
	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	71.000	05/06/2019	45,800	2	0

					$6	$0

Total Purchased Options					$2,107	$2,600

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	1,000	$(1)	$0

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	1,300	(1)	0

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	1,100	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	1,100	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	1,200	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	04/17/2019	600	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	1,700	(2)	0

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	600	(1)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	200	(1)	0

						$ (10)	$0

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	90,000	$(803)	$0

GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	9,000	(409)	(21)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	4,100	(30)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	300	(2)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	29,800	(337)	(1)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	13,300	(245)	(10)

						$(1,826)	$(32)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.521%	02/20/2020	42,000	$(434)	$(738)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.527	02/21/2020	41,400	(394)	(736)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.338	03/26/2020	32,700	(451)	(428)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.344	03/26/2020	32,700	(491)	(433)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.361	03/27/2020	20,800	(339)	(286)

							$(2,109)	$(2,621)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	15,600	$(12)	$(5)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$98.641	06/06/2019	8,600	$(21)	$(22)

GSC	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.625	06/06/2019	8,600	(17)	(10)

					$(38)	$(32)

Total Written Options					$(3,995)	$(2,690)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	1.092%	$2,750	$26	$(16)	$10	$0

BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	8,200	75	(44)	31	0

GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	950	8	(5)	3	0

HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	3,400	31	(18)	13	0

							$140	$(83)	$57	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.285%	Annual	02/16/2020		ILS	3,480	$0	$0	$0	$0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			450	0	6	6	0

BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020			1,830	0	(2)	0	(2)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028			390	0	5	5	0

DUB	Pay	CPURNSA	2.500	Maturity	07/15/2022	$		900	6	(97)	0	(91)
	Pay	CPURNSA	2.560	Maturity	05/08/2023			1,700	0	(177)	0	(177)

GLM	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		ILS	2,140	0	0	0	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			1,430	0	(1)	0	(1)
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028			730	0	8	8	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			310	0	4	4	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			1,130	0	(1)	0	(1)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			240	0	4	4	0

JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020			1,760	0	(2)	0	(2)
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028			380	0	6	6	0

MYC	Receive	CPURNSA	1.805	Maturity	09/20/2026	$		300	0	(7)	0	(7)

									$6	$(254)	$33	$(281)

Total Swap Agreements									$146	$(337)	$90	$(281)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$25	$0	$16	$41	$(33)	$0	$0	$(33)	$8	$0	$8
BPS	14	0	0	14	(13)	0	0	(13)	1	0	1
BRC	9	0	36	45	0	0	(2)	(2)	43	0	43
CBK	358	0	0	358	(20)	0	0	(20)	338	(270)	68

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
DUB	$0	$0	$0	$0	$0	$0	$(268)	$(268)	$(268)	$252	$(16)
FAR	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
FBF	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)
GLM	47	0	12	59	(2)	(21)	(1)	(24)	35	(350)	(315)
GSC	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)
GST	0	0	3	3	0	0	0	0	3	0	3
HUS	0	0	17	17	0	0	(1)	(1)	16	0	16
JPM	141	0	6	147	(8)	(11)	(2)	(21)	126	0	126
MYC	0	2,600	0	2,600	0	(2,626)	(7)	(2,633)	(33)	(58)	(91)
SCX	275	0	0	275	(280)	0	0	(280)	(5)	0	(5)
SOG	3	0	0	3	0	0	0	0	3	0	3

Total Over the Counter	$872	$2,600	$90	$3,562	$(382)	$(2,690)	$(281)	$(3,353)

(m)

Securities with an aggregate market value of $282 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)	YOY options may have a series of expirations.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	920	920
Swap Agreements	0	0	0	0	240	240

	$0	$0	$0	$0	$1,164	$1,164

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$872	$0	$872
Purchased Options	0	0	0	0	2,600	2,600
Swap Agreements	0	57	0	0	33	90

	$0	$57	$0	$872	$2,633	$3,562

	$0	$57	$0	$872	$3,797	$4,726

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$26	$26
Futures	0	0	0	0	434	434
Swap Agreements	0	8	0	0	212	220

	$0	$8	$0	$0	$672	$680

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$382	$0	$382
Written Options	0	0	0	0	2,690	2,690
Swap Agreements	0	0	0	0	281	281

	$0	$0	$0	$382	$2,971	$3,353

	$0	$8	$0	$382	$3,643	$4,033

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(31)	$(31)
Written Options	0	0	0	0	168	168
Futures	0	0	0	0	(1,226)	(1,226)
Swap Agreements	0	(177)	0	0	410	233

	$0	$(177)	$0	$0	$(679)	$(856)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,981	$0	$4,981
Purchased Options	0	(2)	0	0	(316)	(318)
Written Options	0	70	0	22	88	180
Swap Agreements	0	72	0	0	(387)	(315)

	$0	$140	$0	$5,003	$(615)	$4,528

	$0	$(37)	$0	$5,003	$(1,294)	$3,672

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Written Options	0	0	0	0	10	10
Futures	0	0	0	0	(1,900)	(1,900)
Swap Agreements	0	29	0	0	(3,653)	(3,624)

	$0	$29	$0	$0	$(5,542)	$(5,513)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$820	$0	$820
Purchased Options	0	0	0	0	587	587
Written Options	0	(2)	0	0	(442)	(444)
Swap Agreements	0	(162)	0	0	156	(6)

	$0	$(164)	$0	$820	$301	$957

	$0	$(135)	$0	$820	$(5,241)	$(4,556)

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$8,922	$0	$8,922
Industrials	0	8,037	0	8,037
Utilities	0	3,857	0	3,857
U.S. Government Agencies	0	168,619	0	168,619
U.S. Treasury Obligations	0	1,737,842	0	1,737,842
Non-Agency Mortgage-Backed Securities	0	38,362	0	38,362
Asset-Backed Securities	0	25,054	0	25,054
Sovereign Issues	0	29,082	0	29,082
Short-Term Instruments
Commercial Paper	0	8,683	0	8,683
Repurchase Agreements	0	1,441	0	1,441
Argentina Treasury Bills	0	117	0	117

	$0	$2,030,016	$0	$2,030,016

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,825	$0	$0	$1,825

Total Investments	$1,825	$2,030,016	$0	$2,031,841

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2013
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,885)	$0	$(2,885)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	920	244	0	1,164
Over the counter	0	3,562	0	3,562

	$920	$3,806	$0	$4,726

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(434)	(246)	0	(680)
Over the counter	0	(3,353)	0	(3,353)

	$(434)	$(3,599)	$0	$(4,033)

Total Financial Derivative Instruments	$486	$207	$0	$693

Totals	$2,311	$2,027,338	$0	$2,029,649

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 158.3%

CORPORATE BONDS & NOTES 5.4%

BANKING & FINANCE 3.4%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$100	$102

Ally Financial, Inc.
7.500% due 09/15/2020		100	106
8.000% due 03/15/2020		100	105

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(e)(f)	EUR	400	437
6.750% due 02/18/2020 •(e)(f)		200	230

Banco Santander S.A.
6.250% due 09/11/2021 •(e)(f)		400	461

Bank of America Corp.
5.875% due 03/15/2028 •(e)		$1,140	1,158

Bank of Ireland
7.375% due 06/18/2020 •(e)(f)	EUR	640	756

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(e)(f)		1,300	1,514

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,700	1,733

Deutsche Bank AG
4.250% due 10/14/2021		6,200	6,234

General Motors Financial Co., Inc.
2.350% due 10/04/2019		100	100

Goldman Sachs Group, Inc.
3.811% (US0003M + 1.200%) due 09/15/2020 ~		7,000	7,075

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	1,400	2,396

ING Bank NV
2.625% due 12/05/2022		$2,000	2,001

International Lease Finance Corp.
5.875% due 04/01/2019		100	100
6.250% due 05/15/2019		200	201
8.250% due 12/15/2020		500	541

Jyske Realkredit A/S
2.500% due 10/01/2047	DKK	23	4

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~		$1,300	1,301

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~		900	901

Nationwide Building Society
6.875% due 06/20/2019 •(e)(f)	GBP	500	655

Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	3	1

Nykredit Realkredit A/S
2.500% due 10/01/2047		17	3

Realkredit Danmark A/S
2.500% due 07/01/2047		74	12

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		$1,900	1,876
4.519% due 06/25/2024 •		1,200	1,228
7.500% due 08/10/2020 •(e)(f)		600	613
8.625% due 08/15/2021 •(e)(f)		1,320	1,409

Toronto-Dominion Bank
2.250% due 03/15/2021		3,000	2,981

UBS AG
3.175% due 06/08/2020 •		4,600	4,619

UniCredit SpA
7.830% due 12/04/2023		9,200	10,253

			51,106

INDUSTRIALS 1.0%

AbbVie, Inc.
3.375% due 11/14/2021		1,200	1,214

BAT Capital Corp.
3.283% due 08/14/2020 •		1,500	1,497

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayer U.S. Finance LLC
3.000% due 10/08/2021	$1,200	$1,191

Conagra Brands, Inc.
3.800% due 10/22/2021	1,500	1,528

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~	1,400	1,400

eBay, Inc.
2.750% due 01/30/2023	1,200	1,186

Enbridge, Inc.
3.183% (US0003M + 0.400%) due 01/10/2020 ~	1,700	1,699

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021	2,100	2,124

Microchip Technology, Inc.
3.922% due 06/01/2021	1,700	1,716

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	1,100	1,073

Ryder System, Inc.
2.450% due 09/03/2019	100	100

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	100	104

Telefonica Emisiones S.A.
5.877% due 07/15/2019	200	202

Time Warner Cable LLC
8.250% due 04/01/2019	100	100

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	278	309

VMware, Inc.
3.900% due 08/21/2027	200	193

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	400	399

		16,035

UTILITIES 1.0%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	2,600	2,612
3.737% (US0003M + 0.950%) due 07/15/2021 ~	4,100	4,150
5.150% due 02/15/2050	1,400	1,436
5.300% due 08/15/2058	500	508

Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~	700	699

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	3,280	3,281

Petrobras Global Finance BV
5.299% due 01/27/2025	2,137	2,173

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~	800	793

		15,652

Total Corporate Bonds & Notes (Cost $81,396)		82,793

U.S. GOVERNMENT AGENCIES 8.5%

Fannie Mae
3.532% due 09/01/2044 - 10/01/2044 •	22	22
4.000% due 09/01/2048	192	198

Fannie Mae, TBA
3.500% due 05/01/2049	86,830	87,976
4.000% due 05/01/2049	28,100	28,884

Freddie Mac
3.084% due 12/15/2037 •	132	134
4.254% due 09/01/2036 •	60	62
4.446% due 10/01/2036 •	38	40
4.505% due 07/01/2036 •	66	68

Ginnie Mae
2.888% due 02/20/2049 •	7,985	7,972

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.030% due 08/20/2068 •	$3,226	$3,183

NCUA Guaranteed Notes
3.041% due 12/08/2020 •	634	637

Total U.S. Government Agencies (Cost $128,853)		129,176

U.S. TREASURY OBLIGATIONS 88.7%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2020 (h)(l)	340,655	339,121
0.125% due 04/15/2021 (h)	322,063	319,618
0.125% due 04/15/2022 (h)(j)	105,177	104,129
0.125% due 07/15/2022 (l)	348	346
0.125% due 07/15/2024	5,800	5,732
0.125% due 07/15/2026	11,277	11,039
0.250% due 01/15/2025	26,289	26,029
0.375% due 07/15/2025 (h)	63,436	63,433
0.375% due 01/15/2027 (l)	7,127	7,069
0.375% due 07/15/2027	2,037	2,024
0.500% due 01/15/2028	128,187	128,003
0.625% due 07/15/2021	38,988	39,349
0.625% due 04/15/2023 (j)	4,844	4,880
0.625% due 01/15/2026 (h)	91,310	92,409
0.750% due 07/15/2028	5,655	5,787
0.750% due 02/15/2045 (l)	2,351	2,266
0.875% due 01/15/2029 (l)	3,688	3,810
0.875% due 02/15/2047 (l)	381	377
1.000% due 02/15/2046 (l)	2,549	2,605
1.125% due 01/15/2021	21,574	21,856
1.250% due 07/15/2020 (j)	19,925	20,224
1.375% due 02/15/2044 (l)	3,380	3,744
1.750% due 01/15/2028	46,589	51,503
2.000% due 01/15/2026	18,427	20,342
2.125% due 02/15/2040 (l)	35	44
2.125% due 02/15/2041 (l)	2,218	2,788
2.375% due 01/15/2025	47,816	53,134
2.375% due 01/15/2027 (l)	225	257
3.375% due 04/15/2032	7,973	10,758
3.875% due 04/15/2029 (l)	4,806	6,355

Total U.S. Treasury Obligations (Cost $1,342,583)		1,349,031

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.2%

Alliance Bancorp Trust
2.726% due 07/25/2037 •	754	673

BCAP LLC Trust
4.219% due 04/26/2036 ~	688	591

Bear Stearns Adjustable Rate Mortgage Trust
4.195% due 07/25/2036 ^~	172	160
4.247% due 02/25/2036 ^~	479	452
4.552% due 01/25/2035 ~	75	76

Chase Mortgage Finance Trust
4.222% due 12/25/2035 ^~	40	38

Citigroup Mortgage Loan Trust
4.490% due 05/25/2035 •	5	6

Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •	11	11
4.680% due 09/25/2035 •	7	7
5.129% due 03/25/2034 ~	79	80

Countrywide Alternative Loan Trust
2.596% due 06/25/2046 •	183	176
5.500% due 11/25/2035 ^	125	117

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035	174	175
6.000% due 04/25/2036	419	343

Countrywide Home Loan Reperforming REMIC Trust
2.826% due 06/25/2035 •	61	59

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
3.186% due 10/25/2035 ^•	419	313

Credit Suisse Mortgage Capital Certificates
6.000% due 05/27/2037	19	19
6.353% due 10/26/2036 ~	30	27

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^	471	360

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Trust
4.592% due 08/10/2043		$1,100	$1,117

GSR Mortgage Loan Trust
4.408% due 01/25/2036 ^~		104	105
4.791% due 09/25/2035 ~		34	36

HarborView Mortgage Loan Trust
2.922% due 05/19/2035 •		531	515

HomeBanc Mortgage Trust
2.756% due 10/25/2035 •		93	93

IndyMac Mortgage Loan Trust
2.766% due 07/25/2035 •		3,390	3,052

JPMorgan Mortgage Trust
4.252% due 06/25/2035 ~		226	225

Residential Asset Securitization Trust
2.886% due 05/25/2035 •		1,232	1,049
2.886% due 01/25/2046 ^•		309	148
5.750% due 03/25/2037 ^		311	180

Structured Adjustable Rate Mortgage Loan Trust
4.424% due 12/25/2034 ~		25	25
4.498% due 03/25/2036 ^~		228	207

Structured Asset Mortgage Investments Trust
2.696% due 04/25/2036 •		14	14

Thornburg Mortgage Securities Trust
4.276% due 09/25/2037 ~		91	92

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	6,200	8,077

WaMu Mortgage Pass-Through Certificates Trust
3.775% due 08/25/2036 ^~		$12	11

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		91	80

Wells Fargo Mortgage-Backed Securities Trust
4.727% due 10/25/2036 ~		7	7
4.751% due 10/25/2035 ~		41	41
4.954% due 03/25/2036 ^~		88	88

Total Non-Agency Mortgage-Backed Securities (Cost $18,956)			18,845

ASSET-BACKED SECURITIES 7.0%

ACE Securities Corp. Home Equity Loan Trust
4.286% due 06/25/2034 •		75	72

Argent Mortgage Loan Trust
2.966% due 05/25/2035 •		674	643

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	1,300	1,453

B&M CLO Ltd.
3.509% due 04/16/2026 •		$578	576

Babson Euro CLO BV
0.512% due 10/25/2029 •	EUR	300	336

Barings Euro CLO BV
0.680% due 07/27/2030 •		600	669

CIFC Funding Ltd.
3.631% due 10/25/2027 •		$1,660	1,653

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •		2,062	2,085

Citigroup Mortgage Loan Trust
2.716% due 12/25/2036 •		50	35

Citigroup Mortgage Loan Trust, Inc.
2.816% due 10/25/2036 •		1,300	1,242

Countrywide Asset-Backed Certificates
2.626% due 05/25/2035 •		183	176
2.626% due 07/25/2037 •		685	621
2.676% due 11/25/2037 •		2,863	2,737
2.686% due 09/25/2037 •		181	151
2.726% due 05/25/2036 •		4,564	3,268
2.736% due 03/25/2037 •		1,200	1,137
5.805% due 04/25/2036 ^~		834	737

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021		807	812

Crown Point CLO Ltd.
3.713% due 07/17/2028		200	198

CVP Cascade CLO Ltd.
3.929% due 01/16/2026 •		403	403

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	270	$302

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •		$800	794

Figueroa CLO Ltd.
3.483% due 06/20/2027 •		2,700	2,684

First Franklin Mortgage Loan Trust
2.956% due 11/25/2036 •		2,900	2,577
3.356% due 09/25/2035 •		7,000	6,946

Flagship CLO Ltd.
3.629% due 01/16/2026 •		2,000	1,997

Fremont Home Loan Trust
2.621% due 10/25/2036 •		894	840
3.221% due 07/25/2035 •		100	100

GSAMP Trust
3.221% due 09/25/2035 ^•		88	87
3.461% due 03/25/2035 ^•		977	851

Halcyon Loan Advisors Funding Ltd.
3.681% due 04/20/2027 •		900	895

Home Equity Mortgage Loan Asset-Backed Trust
2.706% due 04/25/2037 •		746	592

HSI Asset Securitization Corp. Trust
2.756% due 02/25/2036 •		500	495

ICG U.S. CLO Ltd.
3.629% due 01/16/2028 •		1,030	1,024

IndyMac Mortgage Loan Trust
2.556% due 07/25/2036 •		5,627	2,538

JMP Credit Advisors CLO Ltd.
3.623% due 01/17/2028 •		500	499

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		6,250	4,449

Lehman XS Trust
5.355% due 06/25/2036 Ø		1,539	1,552

Long Beach Mortgage Loan Trust
2.606% due 08/25/2036 •		494	260

Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •		1,210	1,197

MASTR Asset-Backed Securities Trust
2.656% due 06/25/2036 •		1,988	1,773

Merrill Lynch Mortgage Investors Trust
3.206% due 05/25/2036 •		145	143

MidOcean Credit CLO
3.587% due 04/15/2027 •		500	499

Monarch Grove CLO
3.651% due 01/25/2028 •		2,000	1,984

Mountain View CLO Ltd.
3.587% due 10/15/2026 •		483	481
3.617% due 10/13/2027 •		1,830	1,818

Navient Student Loan Trust
3.636% due 03/25/2066 •		1,818	1,836

Neuberger Berman CLO Ltd.
3.587% due 07/15/2027 •		1,200	1,194

NovaStar Mortgage Funding Trust
3.191% due 01/25/2036 •		2,002	1,989

Octagon Investment Partners Ltd.
3.637% due 07/15/2027 •		520	516

Renaissance Home Equity Loan Trust
3.590% due 09/25/2037		4,622	2,468

Residential Asset Securities Corp. Trust
2.726% due 08/25/2036 •		1,900	1,481

Saxon Asset Securities Trust
4.034% due 06/25/2033 Ø		101	103

Securitized Asset-Backed Receivables LLC Trust
2.736% due 05/25/2036 •		6,220	4,004

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	446	501

Sound Point CLO Ltd.
3.641% due 07/20/2027 •		$400	399
3.647% due 04/15/2027 •		1,600	1,600

Soundview Home Loan Trust
2.686% due 06/25/2037 •		5,625	4,179

Structured Asset Securities Corp.
3.146% due 02/25/2035 •		94	95

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Loan Trust
2.866% due 10/25/2036 •		$2,477	$2,460

Symphony CLO Ltd.
3.667% due 04/15/2028 •		490	488

Telos CLO Ltd.
3.723% due 04/17/2028 •		700	697

THL Credit Wind River CLO Ltd.
3.657% due 10/15/2027 •		250	250

TICP CLO Ltd.
3.601% due 04/20/2028 •		1,760	1,747

Tralee CLO Ltd.
3.791% due 10/20/2027 •		1,200	1,195

Venture CLO Ltd.
3.429% due 02/28/2026 •		6,150	6,134
3.637% due 01/15/2028 •		7,500	7,450
3.667% due 04/15/2027		1,730	1,716
3.667% due 07/15/2027 •		1,000	995

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		1,200	1,199

Wells Fargo Home Equity Asset-Backed Securities Trust
4.886% due 12/25/2034 •		700	699

WhiteHorse Ltd.
3.703% due 04/17/2027 •		4,200	4,186

Total Asset-Backed Securities (Cost $104,232)			105,962

SOVEREIGN ISSUES 8.0%

Argentina Government International Bond
5.875% due 01/11/2028		1,850	1,425
6.875% due 01/26/2027		3,620	2,940
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	9,934	223
49.153% (BADLARPP) due 10/04/2022 ~		300	12
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		65,957	1,697

Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	9,798	7,147
3.000% due 09/20/2025 (d)		9,741	8,105

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	2,100	2,438

Canadian Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	5,172	5,111

Denmark Government Bond
0.000% due 11/15/2023 (d)	DKK	18,625	3,017

France Government International Bond
0.250% due 07/25/2024 (d)	EUR	15,943	19,526
1.850% due 07/25/2027 (d)(h)		1,974	2,783
2.100% due 07/25/2023 (d)(h)		2,707	3,489
2.250% due 07/25/2020 (d)		5,382	6,423

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	804,488	7,575

Mexico Government International Bond
4.500% due 11/22/2035 (d)	MXN	6,582	358

New Zealand Government International Bond
3.000% due 09/20/2030 (d)	NZD	13,828	11,582

Peru Government International Bond
5.940% due 02/12/2029	PEN	4,900	1,555

Qatar Government International Bond
3.875% due 04/23/2023		$1,800	1,855
5.103% due 04/23/2048		1,400	1,536

Saudi Government International Bond
4.000% due 04/17/2025		3,070	3,150

United Kingdom Gilt
0.125% due 03/22/2026 (d)	GBP	767	1,189
0.125% due 08/10/2028 (d)		11,730	19,208
0.125% due 03/22/2046 (d)		94	207
0.125% due 08/10/2048 (d)		670	1,530
0.125% due 11/22/2056 (d)		748	1,976
0.125% due 11/22/2065 (d)		721	2,238
0.750% due 11/22/2047 (d)		27	70
1.875% due 11/22/2022 (d)		1,803	2,760

Total Sovereign Issues (Cost $126,142)			121,125

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 1.2%

CONSUMER DISCRETIONARY 0.8%

Hilton Worldwide Holdings, Inc.	89,890	$7,471

Marriott International, Inc. ‘A’	37,204	4,654

		12,125

INFORMATION TECHNOLOGY 0.4%

InterXion Holding NV (c)	81,628	5,447

Total Common Stocks (Cost $14,468)		17,572

REAL ESTATE INVESTMENT TRUSTS 38.3%

REAL ESTATE 38.3%

Alexandria Real Estate Equities, Inc.	180,044	25,667

American Campus Communities, Inc.	163,814	7,794

American Homes 4 Rent ‘A’	132,812	3,017

American Tower Corp.	107,917	21,266

Apartment Investment & Management Co.	320,028	16,094

AvalonBay Communities, Inc.	156,812	31,477

Boston Properties, Inc.	117,110	15,679

Camden Property Trust	122,358	12,419

CoreSite Realty Corp.	33,030	3,535

Corporate Office Properties Trust	167,427	4,571

Crown Castle International Corp.	52,848	6,765

CubeSmart	243,061	7,788

CyrusOne, Inc.	49,805	2,612

Douglas Emmett, Inc.	283,777	11,470

Duke Realty Corp.	609,404	18,636

Equinix, Inc.	50,111	22,708

	SHARES	MARKET VALUE (000S)

Equity LifeStyle Properties, Inc.	138,787	$15,863

Equity Residential	504,978	38,035

Essex Property Trust, Inc.	68,140	19,709

Federal Realty Investment Trust	47,444	6,540

First Industrial Realty Trust, Inc.	189,196	6,690

HCP, Inc.	334,085	10,457

Healthcare Trust of America, Inc. ‘A’	99,609	2,848

Host Hotels & Resorts, Inc.	852,878	16,119

Hudson Pacific Properties, Inc.	304,933	10,496

Invitation Homes, Inc.	597,008	14,525

Kilroy Realty Corp.	162,084	12,312

Liberty Property Trust	179,296	8,682

Life Storage, Inc.	49,808	4,845

Mid-America Apartment Communities, Inc.	115,650	12,644

Prologis, Inc.	540,830	38,913

Regency Centers Corp.	215,310	14,531

Rexford Industrial Realty, Inc.	133,497	4,781

Ryman Hospitality Properties, Inc.	126,188	10,378

SBA Communications Corp. (c)	93,666	18,701

SL Green Realty Corp.	120,380	10,825

STORE Capital Corp.	90,212	3,022

Sun Communities, Inc.	295,597	35,034

Sunstone Hotel Investors, Inc.	301,766	4,345

Taubman Centers, Inc.	18,214	963

UDR, Inc.	310,099	14,097

Ventas, Inc.	402,044	25,654

Vornado Realty Trust	160,544	10,827

Total Real Estate Investment Trusts (Cost $489,322)		583,334

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (g) 0.0%
		$575

	Total Short-Term Instruments (Cost $575)	575

	Total Investments in Securities (Cost $2,306,527)	2,408,413

INVESTMENTS IN AFFILIATES 7.4%

SHORT-TERM INSTRUMENTS 7.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.4%

PIMCO Short-Term Floating NAV Portfolio III	11,340,530	112,147

	Total Short-Term Instruments (Cost $112,139)	112,147

	Total Investments in Affiliates (Cost $112,139)	112,147

	Total Investments 165.7% (Cost $2,418,666)	$2,520,560

	Financial Derivative Instruments (i)(k) 4.5% (Cost or Premiums, net $(3,142))	69,743

	Other Assets and Liabilities, net (70.2)%	(1,068,773)

	Net Assets 100.0%	$1,521,530

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$575	U.S. Treasury Notes 1.125% due 06/30/2021	$(588)	$575	$575

Total Repurchase Agreements						$(588)	$575	$575

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.650%	02/08/2019	05/08/2019	$	(141,491)	$(142,033)
BSN	2.630	03/12/2019	04/04/2019		(85,556)	(85,681)
	2.640	01/09/2019	04/09/2019		(98,727)	(99,321)
	2.640	02/12/2019	04/09/2019		(100,875)	(101,230)
CIB	2.700	02/27/2019	04/10/2019		(106,217)	(106,479)
	2.700	03/07/2019	04/08/2019		(42,100)	(42,179)
IND	(0.440)	02/25/2019	04/08/2019	EUR	(3,129)	(3,509)
	(0.410)	01/22/2019	04/17/2019		(2,326)	(2,608)
SCX	2.640	01/25/2019	04/25/2019	$	(48,634)	(48,869)
	2.640	03/07/2019	04/25/2019		(40,732)	(40,806)
	2.660	01/14/2019	04/11/2019		(196,948)	(198,068)
	2.670	02/06/2019	04/08/2019		(1,670)	(1,677)

Total Reverse Repurchase Agreements						$(872,460)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(142,033)	$0	$(142,033)	$141,948	$(85)
BSN	0	(286,232)	0	(286,232)	285,957	(275)
CIB	0	(148,658)	0	(148,658)	148,879	221
FICC	575	0	0	575	(588)	(13)
IND	0	(6,117)	0	(6,117)	6,047	(70)
GRE	0	0	0	0	(20)	(20)
SCX	0	(289,420)	0	(289,420)	289,084	(336)

Total Borrowings and Other Financing Transactions	$575	$(872,460)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(724,310)	$(142,033)	$0	$(866,343)
Sovereign Issues	0	(6,117)	0	0	(6,117)

Total Borrowings	$0	$(730,427)	$(142,033)	$0	$(872,460)

Payable for reverse repurchase agreements					$(872,460)

(h)	Securities with an aggregate market value of $879,485 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(1,003,771) at a weighted average interest rate of 2.245%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$111.000	05/24/2019	106	$106	$1	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	421	421	3	0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	137.500	05/24/2019	96	96	1	2
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	105.000	05/24/2019	44	88	0	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	190.000	05/24/2019	616	616	5	1
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.000	05/24/2019	62	62	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	109.000	05/24/2019	68	68	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	109.250	05/24/2019	59	59	1	0
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.000	05/24/2019	1	1	(1)	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	210.000	05/24/2019	82	82	1	0

Total Purchased Options					$13	$3

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$125.000	04/26/2019	103	$	103	$(34)	$(26)

Total Written Options						$(34)	$(26)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 113.200 on Euro-Schatz June 2019 Futures	05/2019	140	$	1	$0	$0	$0
Call Options Strike @ EUR 113.900 on Euro-Schatz June 2019 Futures	05/2019	200		1	0	0	0
Call Options Strike @ EUR 114.000 on Euro-Schatz June 2019 Futures	05/2019	1,551		9	(1)	0	0
Call Options Strike @ EUR 164.000 on Euro-Bobl June 2019 Futures	05/2019	150		2	0	0	0
Call Options Strike @ EUR 172.000 on Euro-OAT France Government 10-Year Bond June 2019 Futures	05/2019	105		1	0	0	0
Call Options Strike @ EUR 173.000 on Euro-OAT France Government 10-Year Bond May 2019 Futures	05/2019	346		4	(1)	0	0
Call Options Strike @ EUR 175.000 on Euro-OAT France Government 10-Year Bond May 2019 Futures	05/2019	79		1	0	0	0
Euro-Bobl June Futures	06/2019	299		44,656	379	13	(54)
Euro-Bund 10-Year Bond June Futures	06/2019	1,170		218,313	2,783	8	(311)
Put Options Strike @ EUR 126.000 on Euro-Bobl June 2019 Futures	05/2019	747		4	(1)	0	0
Put Options Strike @ EUR 127.750 on Euro-Bobl June 2019 Futures	05/2019	10		0	0	0	0
Put Options Strike @ EUR 128.500 on Euro-Bobl June 2019 Futures	05/2019	50		0	0	0	0
Put Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	340		4	0	0	0
Put Options Strike @ EUR 148.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	10		0	0	0	0
Put Options Strike @ EUR 152.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	479		5	(1)	0	0
Put Options Strike @ EUR 153.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	201		2	0	0	0
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	312		3	0	0	0
U.S. Treasury 2-Year Note June Futures	06/2019	343		73,091	232	0	(75)
U.S. Treasury 5-Year Note June Futures	06/2019	199		23,050	272	0	(45)
U.S. Treasury 10-Year Note June Futures	06/2019	298		37,017	(84)	4	(74)

					$3,578	$25	$(559)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Australia Government 3-Year Note June Futures	06/2019	118	$(9,522)	$(54)	$7	$(6)
Australia Government 10-Year Bond June Futures	06/2019	40	(3,935)	(81)	16	(16)
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	96	(131)	(81)	24	0
Call Options Strike @ EUR 167.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	47	(40)	(10)	9	0
Euro-BTP Italy Government Bond June Futures	06/2019	291	(42,221)	(889)	136	0
Euro-Buxl 30-Year Bond June Futures	06/2019	130	(27,949)	(1,374)	187	0

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Euro-OAT France Government 10-Year Bond June Futures	06/2019	569	$(103,828)	$(1,439)	$211	$0
Euro-Schatz June Futures	06/2019	1,891	(237,525)	(342)	64	(32)
Put Options Strike @ EUR 162.500 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	96	(13)	30	1	0
U.S. Treasury 30-Year Bond June Futures	06/2019	720	(107,753)	(2,775)	270	0
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	17	(2,856)	(104)	6	0
United Kingdom Long Gilt June Futures	06/2019	262	(44,146)	(696)	20	(31)

				$(7,815)	$951	$(85)

Total Futures Contracts				$(4,237)	$976	$(644)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.275%	EUR 630	$10	$(1)	$9	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590	300	(2)	3	1	0	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.274	$ 400	(11)	16	5	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.920	700	(40)	43	3	1	0

						$(43)	$61	$18	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	25,186	$(1,666)	$(53)	$(1,719)	$0	$(91)
iTraxx Europe Main 26 5-Year Index	(1.000)	Quarterly	12/20/2021	EUR	6,900	(121)	(40)	(161)	0	(8)
iTraxx Europe Main 28 5-Year Index	(1.000)	Quarterly	12/20/2022		22,900	(654)	75	(579)	0	(37)

						$(2,441)	$(18)	$(2,459)	$0	$(136)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	7,360	$22	$466	$488	$49	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		1,500	4	(42)	(38)	10	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		2,733	19	(118)	(99)	19	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		1,760	4	(76)	(72)	12	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	8,100	25	(563)	(538)	22	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022	$	21,300	586	(504)	82	0	(40)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		123,600	156	309	465	0	(230)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		28,500	(1,101)	903	(198)	0	(58)
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		20,500	0	477	477	0	(42)
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		9,000	0	210	210	0	(19)
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		9,000	0	217	217	0	(19)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		10,900	(88)	256	168	0	(23)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		83,600	(564)	2,884	2,320	0	(171)
Receive(6)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		7,300	(11)	172	161	9	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		26,600	774	(368)	406	34	0
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		59,800	582	(660)	(78)	69	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		40,770	(1,185)	2,736	1,551	110	0
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		40,940	(123)	(947)	(1,070)	25	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		19,560	1,102	(986)	116	53	0
Receive(6)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		38,000	0	(979)	(979)	20	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		5,932	286	(495)	(209)	18	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		770	77	(5)	72	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		7,080	845	(716)	129	21	0
Receive	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		740	0	(62)	(62)	2	0
Receive	3-Month USD-LIBOR	2.951	Semi-Annual	11/19/2048		2,000	0	(159)	(159)	7	0
Receive	3-Month USD-LIBOR	2.953	Semi-Annual	12/12/2048		1,300	0	(104)	(104)	4	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		7,400	442	(1,108)	(666)	25	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	6-Month EUR-EURIBOR	1.250%	Annual	09/18/2049	EUR	10,800	$(81)	$(440)	$(521)	$197	$0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049	GBP	8,330	134	(518)	(384)	65	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	190,000	(4)	(35)	(39)	0	(4)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,340,000	(125)	(656)	(781)	0	(57)
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045		84,100	(253)	51	(202)	0	(11)
Pay	CPTFEMU	1.535	Maturity	06/15/2023	EUR	13,140	0	357	357	0	(10)
Pay	CPTFEMU	1.168	Maturity	03/15/2024		25,600	27	236	263	0	(20)
Pay	CPTFEMU	1.535	Maturity	03/15/2028		4,300	1	195	196	0	(8)
Pay	CPTFEMU	1.620	Maturity	05/15/2028		4,970	0	272	272	0	(9)
Pay	CPTFEMU	1.796	Maturity	11/15/2038		2,500	0	234	234	0	(13)
Pay	CPTFEMU	1.808	Maturity	11/15/2038		2,600	0	251	251	0	(14)
Pay	CPTFEMU	1.570	Maturity	03/15/2039		1,800	0	55	55	0	(7)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,500	4	225	229	0	(11)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		890	0	133	133	0	(8)
Pay	CPTFEMU	1.950	Maturity	11/15/2048		1,370	5	203	208	0	(12)
Receive	CPURNSA	1.958	Maturity	03/20/2020	$	38,000	0	(43)	(43)	17	0
Receive	CPURNSA	1.721	Maturity	07/15/2020		8,180	0	(7)	(7)	6	0
Receive	CPURNSA	2.168	Maturity	07/15/2020		9,600	0	(51)	(51)	8	0
Receive	CPURNSA	2.027	Maturity	11/23/2020		5,500	0	(11)	(11)	7	0
Receive	CPURNSA	2.021	Maturity	11/25/2020		5,200	0	(10)	(10)	7	0
Receive	CPURNSA	1.875	Maturity	03/14/2021		37,900	0	(31)	(31)	26	0
Receive	CPURNSA	1.927	Maturity	03/18/2021		9,000	0	(16)	(16)	7	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		4,500	152	(56)	96	5	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		3,400	102	(44)	58	4	0
Receive	CPURNSA	2.069	Maturity	07/15/2022		3,500	0	(20)	(20)	8	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		18,420	0	(295)	(295)	40	0
Receive	CPURNSA	2.263	Maturity	04/27/2023		5,770	(2)	(124)	(126)	14	0
Receive	CPURNSA	2.263	Maturity	05/09/2023		3,130	0	(67)	(67)	7	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		4,860	0	(117)	(117)	4	0
Pay	CPURNSA	1.730	Maturity	07/26/2026		4,500	(241)	109	(132)	0	(14)
Pay	CPURNSA	1.801	Maturity	09/12/2026		3,400	(157)	85	(72)	0	(10)
Pay	CPURNSA	2.180	Maturity	09/20/2027		3,480	0	38	38	0	(11)
Pay	CPURNSA	2.150	Maturity	09/25/2027		3,400	0	26	26	0	(11)
Pay	CPURNSA	2.156	Maturity	10/17/2027		7,700	0	66	66	0	(25)
Pay	CPURNSA	2.335	Maturity	02/05/2028		9,350	20	272	292	0	(28)
Pay	CPURNSA	2.353	Maturity	05/09/2028		3,130	0	109	109	0	(10)
Pay	CPURNSA	2.360	Maturity	05/09/2028		4,710	0	168	168	0	(15)
Pay	CPURNSA	2.364	Maturity	05/10/2028		4,860	0	175	175	0	(16)
Pay	CPURNSA	2.370	Maturity	06/06/2028		18,800	0	656	656	0	(61)
Pay	CPURNSA	2.379	Maturity	07/09/2028		3,400	(1)	124	123	0	(11)
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	860	0	(3)	(3)	0	(1)
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		260	0	(2)	(2)	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		3,700	0	(49)	(49)	1	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		25,600	(5)	(133)	(138)	29	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		1,280	5	151	156	0	(5)
Pay	UKRPI	3.593	Maturity	11/15/2028	GBP	940	0	23	23	0	(2)
Pay	UKRPI	3.595	Maturity	11/15/2028		1,620	0	40	40	0	(3)
Pay	UKRPI	3.633	Maturity	12/15/2028		3,100	0	93	93	0	(7)
Pay	UKRPI	3.718	Maturity	12/15/2028		280	0	12	12	0	(1)
Pay	UKRPI	3.400	Maturity	06/15/2030		1,990	71	(31)	40	0	(2)
Pay	UKRPI	3.325	Maturity	08/15/2030		6,100	(143)	101	(42)	0	(11)
Pay	UKRPI	3.300	Maturity	12/15/2030		5,200	(290)	145	(145)	0	(7)
Pay	UKRPI	3.140	Maturity	04/15/2031		2,100	(230)	51	(179)	0	(3)
Pay	UKRPI	3.100	Maturity	06/15/2031		2,800	(363)	69	(294)	0	(3)
Pay	UKRPI	3.470	Maturity	09/15/2032		13,140	(7)	(24)	(31)	0	(13)
Pay	UKRPI	3.500	Maturity	09/15/2033		700	1	(3)	(2)	0	(1)
Pay	UKRPI	3.579	Maturity	10/15/2033		550	0	15	15	0	0
Receive	UKRPI	3.428	Maturity	03/15/2047		900	46	0	46	0	(2)

							$518	$2,692	$3,210	$963	$(1,059)

Total Swap Agreements							$(1,966)	$2,735	$769	$964	$(1,195)

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$3	$976	$964	$1,943	$(26)	$(644)	$(1,195)	$(1,865)

(j)

Securities with an aggregate market value of $9,580 and cash of $7,246 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	2,639		$1,953	$3	$0

BOA	04/2019		$617	ARS	25,358	0	(48)
	04/2019		45,668	EUR	40,577	0	(151)
	05/2019	EUR	40,577		$45,787	150	0

BPS	04/2019	ARS	11,758		294	24	(1)
	04/2019		$695	ARS	29,661	0	(26)
	04/2019		178	MXN	3,493	2	0
	05/2019		421	ARS	18,437	1	(17)
	06/2019	TWD	183,211		$5,961	6	0
	06/2019		$146	INR	10,510	4	0

BRC	04/2019		2,362	JPY	261,100	0	(6)

CBK	04/2019	DKK	17,451		$2,686	64	0
	04/2019	EUR	20,837		23,500	126	0
	04/2019	GBP	27,023		35,755	559	0
	04/2019	JPY	261,100		2,367	11	0
	04/2019	MXN	27,484		1,445	32	0
	04/2019		$4,391	CNH	30,297	115	0
	04/2019		1,858	EUR	1,630	0	(29)
	05/2019		2,374	JPY	261,100	0	(10)
	05/2019		1,439	MXN	27,484	0	(32)
	06/2019	MXN	33,063		$1,677	0	(3)
	06/2019		$18	MXN	345	0	0

FBF	04/2019	ARS	4,488		$104	0	0
	04/2019	CNH	30,297		4,318	0	(188)
	04/2019		$113	ARS	4,488	0	(10)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2019	ARS	15,515		$358	$0	$0
	04/2019	AUD	21,668		15,489	104	0
	04/2019		$377	ARS	15,515	0	(19)
	04/2019		15,359	AUD	21,668	26	0
	05/2019	AUD	21,668		$15,368	0	(27)
	06/2019	KRW	7,980,739		7,119	89	0
	06/2019		$118	MYR	482	0	0

HUS	04/2019	ARS	8,245		$188	0	(2)
	04/2019	CAD	16,540		12,535	158	0
	04/2019		$190	ARS	8,245	0	0
	04/2019		1,055	GBP	796	0	(18)
	04/2019		1,084	MXN	20,903	0	(9)
	05/2019		399	ARS	18,002	2	(11)

JPM	04/2019	EUR	21,370		$24,365	394	0
	04/2019		$158	MXN	3,088	0	0
	05/2019	AUD	215		$153	0	0
	07/2019	DKK	17,451		2,650	7	0

MSB	05/2019		$101	ARS	4,285	0	(7)
	05/2019		8,652	RUB	574,347	44	0

SCX	04/2019	NZD	15,359		$10,561	102	0
	04/2019		$34,722	GBP	26,227	0	(562)
	04/2019		10,438	NZD	15,359	21	0
	05/2019	GBP	26,227		$34,774	562	0
	05/2019	NZD	15,359		10,444	0	(22)
	06/2019	TWD	71,302		2,318	1	0
	06/2019		$8,226	IDR	117,411,968	0	(84)

SOG	05/2019	RUB	112,280		$1,691	0	(9)

TOR	06/2019		$8,369	COP	26,193,761	0	(183)

UAG	04/2019		12,320	CAD	16,540	57	0
	05/2019	CAD	16,540		$12,330	0	(58)

Total Forward Foreign Currency Contracts						$2,664	$(1,532)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	02/20/2020	106,100	$469	$813
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	02/21/2020	104,600	426	803
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/26/2020	153,000	907	813
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/27/2020	48,100	325	256

							$2,127	$2,685

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	$72.500	04/03/2019	73,700	$3	$0

JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	70.000	05/06/2019	16,100	1	0
	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	71.000	05/06/2019	6,500	0	0

					$4	$0

Total Purchased Options					$2,131	$2,685

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	4,000	$(4)	$0

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	3,500	(4)	0

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000%	04/17/2019	3,800	$(4)	$0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	3,700	(3)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	4,800	(5)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	04/17/2019	4,100	(4)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	4,100	(4)	(1)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	3,900	(7)	0

						$(35)	$(1)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,100	$(36)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	900	(12)	0

GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,300	(287)	(14)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	36,100	(263)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	3,200	(22)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	27,700	(313)	(1)
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	10,100	(186)	(8)

						$(1,119)	$(23)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.521%	02/20/2020	45,400	$(470)	$(798)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.527	02/21/2020	44,700	(425)	(795)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.338	03/26/2020	31,700	(437)	(414)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.344	03/26/2020	31,700	(476)	(420)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.361	03/27/2020	20,000	(326)	(275)

							$(2,134)	$(2,702)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	112,700	$ (87)	$(35)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$98.641	06/06/2019	16,800	$(40)	$(43)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.641	06/06/2019	16,800	(34)	(20)

					$(74)	$(63)

Total Written Options					$(3,449)	$(2,824)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	1.092%	$2,800	$27	$(16)	$11	$0

BPS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	2,500	25	(16)	9	0

BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	100	1	(1)	0	0

CBK	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	1,300	11	(6)	5	0

GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	4,850	42	(24)	18	0

HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	2,550	23	(13)	10	0

JPM	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	800	7	(4)	3	0

							$136	$(80)	$56	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Pay	1-Year ILS-TELBOR	1.998%	Annual	06/20/2028		ILS	3,110	$0	$44	$44	$0
	Pay	CPURNSA	1.570	Maturity	11/23/2020	$		35,400	0	516	516	0

BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020		ILS	12,950	0	(11)	0	(11)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028			2,790	0	36	36	0

DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020			12,070	0	(13)	0	(13)
	Pay	CPURNSA	2.500	Maturity	07/15/2022	$		3,600	26	(390)	0	(364)
	Pay	CPURNSA	2.560	Maturity	05/08/2023			33,100	0	(3,454)	0	(3,454)

GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020		ILS	23,820	0	1	1	0
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020			14,810	0	2	2	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			9,980	1	(9)	0	(8)
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028			5,020	0	52	52	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			2,130	0	30	30	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			7,770	0	(6)	0	(6)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			1,660	0	23	23	0

JPM	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028			2,570	0	41	41	0

MYC	Receive	CPURNSA	1.805	Maturity	09/20/2026	$		1,300	0	(28)	0	(28)

									$27	$(3,166)	$745	$(3,884)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	3,732	2.875% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2019	$40,306	$0	$(76)	$0	$(76)

BRC	Receive	DWRTFT Index	7,271	2.845% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/23/2019	76,330	0	(169)	0	(169)
	Receive	DWRTFT Index	60,568	2.899% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/06/2019	569,317	0	71,237	71,237	0

								$0	$70,992	$71,237	$(245)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYI	Receive	Digital Realty Trust, Inc.	172,471	2.599% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2020	$20,538	$0	$(30)	$0	$(30)
	Receive	Extra Space Storage, Inc.	54,832	2.599% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2020	5,517	0	69	69	0
	Receive	Simon Property Group, Inc.	326,756	2.599% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2020	58,032	0	1,481	1,481	0
	Receive	Public Storage	156,775	2.599% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2020	34,823	0	(695)	0	(695)
	Receive	Welltower, Inc.	245,946	2.599% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2020	19,139	0	(62)	0	(62)

								$0	$763	$1,550	$(787)

Total Swap Agreements								$163	$68,509	$73,588	$(4,916)

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
AZD	$3	$0	$0	$3	$0	$0	$0	$0	$3	$0	$3
BOA	150	0	571	721	(199)	0	0	(199)	522	(550)	(28)
BPS	37	0	9	46	(44)	0	(76)	(120)	(74)	(1,091)	(1,165)
BRC	0	0	71,273	71,273	(6)	0	(180)	(186)	71,087	(77,220)	(6,133)
CBK	907	0	5	912	(74)	(1)	0	(75)	837	(620)	217
DUB	0	0	0	0	0	0	(3,831)	(3,831)	(3,831)	3,765	(66)
FAR	0	0	0	0	0	(63)	0	(63)	(63)	0	(63)
FBF	0	0	0	0	(198)	0	0	(198)	(198)	0	(198)
GLM	219	0	85	304	(46)	(14)	(8)	(68)	236	(400)	(164)
GST	0	0	18	18	0	0	0	0	18	0	18
HUS	160	0	33	193	(40)	0	(6)	(46)	147	(270)	(123)
JPM	401	0	44	445	0	(9)	0	(9)	436	(290)	146
MSB	44	0	0	44	(7)	0	0	(7)	37	0	37
MYC	0	2,685	0	2,685	0	(2,737)	(28)	(2,765)	(80)	(102)	(182)
MYI	0	0	1,550	1,550	0	0	(787)	(787)	763	(1,880)	(1,117)
SCX	686	0	0	686	(668)	0	0	(668)	18	0	18
SOG	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
TOR	0	0	0	0	(183)	0	0	(183)	(183)	0	(183)
UAG	57	0	0	57	(58)	0	0	(58)	(1)	0	(1)

Total Over the Counter	$2,664	$2,685	$73,588	$78,937	$(1,532)	$(2,824)	$(4,916)	$(9,272)

(l)

Securities with an aggregate market value of $4,085 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)	YOY options may have a series of expirations.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	976	976
Swap Agreements	0	1	0	0	963	964

	$0	$1	$0	$0	$1,942	$1,943

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,664	$0	$2,664
Purchased Options	0	0	0	0	2,685	2,685
Swap Agreements	0	56	72,787	0	745	73,588

	$0	$56	$72,787	$2,664	$3,430	$78,937

	$0	$57	$72,787	$2,664	$5,372	$80,880

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$26	$26
Futures	0	0	0	0	644	644
Swap Agreements	0	136	0	0	1,059	1,195

	$0	$136	$0	$0	$1,729	$1,865

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,532	$0	$1,532
Written Options	0	1	0	0	2,823	2,824
Swap Agreements	0	0	1,032	0	3,884	4,916

	$0	$1	$1,032	$1,532	$6,707	$9,272

	$0	$137	$1,032	$1,532	$8,436	$11,137

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(89)	$(89)
Written Options	0	0	0	0	965	965
Futures	0	0	0	0	(7,568)	(7,568)
Swap Agreements	0	(1,653)	0	0	(1,126)	(2,779)

	$0	$(1,653)	$0	$0	$(7,818)	$(9,471)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,882	$0	$13,882
Purchased Options	0	(22)	0	(19)	(510)	(551)
Written Options	0	483	0	164	409	1,056
Swap Agreements	0	475	98,245	0	(442)	98,278

	$0	$936	$98,245	$14,027	$(543)	$112,665

	$0	$(717)	$98,245	$14,027	$(8,361)	$103,194

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(10)	$(10)
Written Options	0	0	0	0	20	20
Futures	0	0	0	0	254	254
Swap Agreements	0	179	0	0	(136)	43

	$0	$179	$0	$0	$128	$307

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,766	$0	$1,766
Purchased Options	0	0	0	3	762	765
Written Options	0	(43)	0	(6)	(459)	(508)
Swap Agreements	0	(633)	92,859	0	(772)	91,454

	$0	$(676)	$92,859	$1,763	$(469)	$93,477

	$0	$(497)	$92,859	$1,763	$(341)	$93,784

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$51,106	$0	$51,106
Industrials	0	16,035	0	16,035
Utilities	0	15,652	0	15,652
U.S. Government Agencies	0	129,176	0	129,176
U.S. Treasury Obligations	0	1,349,031	0	1,349,031
Non-Agency Mortgage-Backed Securities	0	18,845	0	18,845
Asset-Backed Securities	0	105,962	0	105,962
Sovereign Issues	0	121,125	0	121,125
Common Stocks
Consumer Discretionary	12,125	0	0	12,125
Information Technology	5,447	0	0	5,447
Real Estate Investment Trusts
Real Estate	583,334	0	0	583,334
Short-Term Instruments
Repurchase Agreements	0	575	0	575

	$600,906	$1,807,507	$0	$2,408,413

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$112,147	$0	$0	$112,147

Total Investments	$713,053	$1,807,507	$0	$2,520,560

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	976	967	0	1,943
Over the counter	0	78,937	0	78,937

	$976	$79,904	$0	$80,880

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(644)	(1,221)	0	(1,865)
Over the counter	0	(9,272)	0	(9,272)

	$(644)	$(10,493)	$0	$(11,137)

Total Financial Derivative Instruments	$332	$69,411	$0	$69,743

Totals	$713,385	$1,876,918	$0	$2,590,303

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	51

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.3%

CORPORATE BONDS & NOTES 7.9%

BANKING & FINANCE 5.2%

AerCap Ireland Capital DAC
3.750% due 05/15/2019		$100	$100
4.625% due 10/30/2020		300	307

Ally Financial, Inc.
4.250% due 04/15/2021		100	102

Ambac Assurance Corp.
5.100% due 06/07/2020		28	39

Ambac LSNI LLC
7.592% due 02/12/2023 •		121	122

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(j)	EUR	200	218
6.750% due 02/18/2020 •(h)(j)		200	230
8.875% due 04/14/2021 •(h)(j)		800	989

Banco Santander S.A.
5.250% due 09/29/2023 •(h)(j)		400	428
6.250% due 09/11/2021 •(h)(j)		400	461

Bank of America Corp.
0.000% (N/A + 0.000%) due 10/21/2025 ~	MXN	57,000	3,495
5.875% due 03/15/2028 •(h)		$670	681

Barclays Bank PLC
7.625% due 11/21/2022 (j)		2,100	2,285

Corp. Andina de Fomento
3.950% due 10/15/2021	MXN	8,139	408

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$600	612

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(h)		1,500	1,502

Deutsche Bank AG
4.250% due 10/14/2021		4,400	4,424

Goldman Sachs Group, Inc.
3.811% (US0003M + 1.200%) due 09/15/2020 ~		3,300	3,335

ING Bank NV
2.625% due 12/05/2022		1,200	1,201

International Lease Finance Corp.
5.875% due 04/01/2019		100	100
6.250% due 05/15/2019		400	402
8.250% due 12/15/2020		100	108

Jyske Realkredit A/S
2.500% due 10/01/2047	DKK	7	1

Lincoln Finance Ltd.
6.875% due 04/15/2021	EUR	2,400	2,748

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~		$700	700

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~		1,100	1,101

Nationwide Building Society
6.875% due 06/20/2019 •(h)(j)	GBP	700	917

Navient Corp.
5.875% due 03/25/2021		$100	104

Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	3	0

Nykredit Realkredit A/S
2.500% due 10/01/2047		17	3

Realkredit Danmark A/S
2.500% due 07/01/2047		74	12

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		$1,100	1,086
4.519% due 06/25/2024 •		700	716

State Bank of India
3.745% (US0003M + 0.950%) due 04/06/2020 ~		2,100	2,103

Toronto-Dominion Bank
2.250% due 03/15/2021		1,800	1,789

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Group Funding Switzerland AG
4.577% due 04/14/2021 •		$10,400	$10,660

UniCredit SpA
7.830% due 12/04/2023		8,050	8,972

			52,461

INDUSTRIALS 1.2%

Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	5,500	6,251

BAT Capital Corp.
3.283% due 08/14/2020 •		$1,500	1,497

CSCEC Finance Cayman Ltd.
2.250% due 06/14/2019		200	200

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~		700	700

eBay, Inc.
2.750% due 01/30/2023		700	692

Enbridge, Inc.
3.183% (US0003M + 0.400%) due 01/10/2020 ~		1,700	1,699

Ryder System, Inc.
2.450% due 09/03/2019		100	100

Telefonica Emisiones S.A.
5.877% due 07/15/2019		200	202

Time Warner Cable LLC
8.250% due 04/01/2019		100	100

VMware, Inc.
3.900% due 08/21/2027		200	192

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		300	300

			11,933

UTILITIES 1.5%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		1,600	1,607
3.737% (US0003M + 0.950%) due 07/15/2021 ~		2,800	2,834
5.150% due 02/15/2050		900	923

Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~		400	399

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~		1,950	1,951

Petrobras Global Finance BV
6.125% due 01/17/2022		645	682
7.250% due 03/17/2044		5,100	5,338

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~		800	793

Sinopec Group Overseas Development Ltd.
2.125% due 05/03/2019		300	300

Sprint Communications, Inc.
7.000% due 03/01/2020		800	823

			15,650

Total Corporate Bonds & Notes (Cost $81,422)			80,044

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		165	165

Total Municipal Bonds & Notes (Cost $130)			165

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 9.2%

Fannie Mae, TBA
3.500% due 05/01/2049	$49,170	$49,819
4.000% due 05/01/2049	36,000	37,004

Ginnie Mae
2.888% due 02/20/2049 •	5,090	5,083
3.030% due 08/20/2068 •	2,016	1,989

Total U.S. Government Agencies (Cost $93,665)		93,895

U.S. TREASURY OBLIGATIONS 54.7%

U.S. Treasury Bonds
3.000% due 05/15/2045 (q)	320	333
3.000% due 02/15/2048	70	72

U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2021 (o)	33,863	33,606
0.125% due 04/15/2022 (l)	97,866	96,891
0.125% due 01/15/2023 (o)	7,381	7,301
0.125% due 07/15/2026	28,078	27,484
0.250% due 01/15/2025	47,871	47,396
0.375% due 07/15/2025	14,799	14,798
0.375% due 07/15/2025 (o)	9,658	9,658
0.375% due 01/15/2027	25,632	25,423
0.500% due 01/15/2028	500	499
0.625% due 07/15/2021 (o)(q)	3,015	3,043
0.625% due 04/15/2023 (o)(q)	4,195	4,227
0.625% due 01/15/2024 (o)	3,386	3,421
0.625% due 01/15/2026 (l)(o)	44,585	45,122
0.625% due 01/15/2026	40,454	40,941
0.625% due 02/15/2043	1,533	1,445
0.750% due 07/15/2028 (q)	100	103
0.750% due 02/15/2042 (q)	624	609
0.750% due 02/15/2045	3,003	2,894
0.875% due 01/15/2029	22,707	23,460
0.875% due 02/15/2047	6,527	6,475
1.000% due 02/15/2046	13,342	13,631
1.000% due 02/15/2048	22,477	23,011
1.375% due 01/15/2020	18,856	19,016
1.375% due 02/15/2044	9,299	10,298
1.375% due 02/15/2044 (q)	356	395
2.000% due 01/15/2026	5,677	6,267
2.125% due 02/15/2040 (q)	687	859
2.125% due 02/15/2041	6,896	8,667
2.375% due 01/15/2025	41,553	46,174
2.375% due 01/15/2027	10,484	11,995
2.500% due 01/15/2029 (l)	8,886	10,541
2.500% due 01/15/2029 (o)	3,810	4,520
3.375% due 04/15/2032	3,715	5,012
3.875% due 04/15/2029	2,761	3,651

Total U.S. Treasury Obligations (Cost $547,277)		559,238

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.8%

Alliance Bancorp Trust
2.726% due 07/25/2037 •	848	758

Banc of America Alternative Loan Trust
3.136% due 12/25/2035 ^•	882	723

Banc of America Mortgage Trust
4.358% due 08/25/2035 ^~	149	148
4.359% due 06/25/2035 ~	163	155
4.500% due 11/25/2035 ^~	130	131

BCAP LLC Trust
4.219% due 04/26/2036 ~	688	591

Bear Stearns Adjustable Rate Mortgage Trust
3.937% due 03/25/2035 ~	11	11
4.195% due 07/25/2036 ^~	280	261

Countrywide Alternative Loan Trust
2.596% due 06/25/2046 •	224	215
2.683% due 12/20/2046 ^•	270	241
4.180% due 10/25/2035 ^~	39	34
5.500% due 11/25/2035 ^	69	65
5.500% due 01/25/2036	319	277
6.000% due 08/25/2036 ^•	133	115
6.000% due 04/25/2037 ^	421	348
6.250% due 11/25/2036 ^	120	104

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
3.066% due 04/25/2035 •		$370	$356
4.329% due 04/20/2035 ~		16	16
6.000% due 05/25/2037 ^		535	412

Deutsche ALT-A Securities, Inc.
2.786% due 04/25/2037 •		735	471

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.300% due 07/25/2036 ^Ø		326	291

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		79	60

Grifonas Finance PLC
0.050% due 08/28/2039 •	EUR	402	413

GSR Mortgage Loan Trust
4.521% due 09/25/2035 ~		$23	23
6.000% due 11/25/2035 ^		448	340

IndyMac Mortgage Loan Trust
2.666% due 07/25/2047 •		684	575

JPMorgan Mortgage Trust
4.252% due 06/25/2035 ~		12	12

Lehman Mortgage Trust
5.220% due 01/25/2036 ^~		468	465

MASTR Alternative Loan Trust
2.886% due 03/25/2036 ^•		425	86

Morgan Stanley Mortgage Loan Trust
4.487% due 06/25/2036 ~		171	175

New York Mortgage Trust
4.637% due 05/25/2036 ^~		203	198

Residential Asset Securitization Trust
2.886% due 05/25/2035 •		573	488
2.886% due 01/25/2046 ^•		1,140	546
6.250% due 11/25/2036 ^		189	122

Structured Asset Mortgage Investments Trust
2.696% due 05/25/2036 •		510	472
2.706% due 05/25/2036 •		611	560
2.766% due 02/25/2036 ^•		648	615

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	4,100	5,341

WaMu Mortgage Pass-Through Certificates Trust
3.644% due 11/25/2036 ^~		$518	492
3.874% due 02/25/2037 ^~		82	78
4.016% due 10/25/2035 ~		1,375	1,361
4.377% due 09/25/2033 ~		12	13

Wells Fargo Mortgage-Backed Securities Trust
4.532% due 10/25/2035 ~		52	52
4.675% due 04/25/2036 ^~		270	270
4.828% due 12/25/2033 ~		32	32
4.845% due 11/25/2034 ~		71	73

Total Non-Agency Mortgage-Backed Securities (Cost $18,240)			18,585

ASSET-BACKED SECURITIES 7.0%

Asset-Backed Securities Corp. Home Equity Loan Trust
4.930% due 08/15/2033 •		105	103

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	1,300	1,453

B&M CLO Ltd.
3.509% due 04/16/2026 •		$338	337

Babson Euro CLO BV
0.512% due 10/25/2029 •	EUR	300	336

Barings Euro CLO BV
0.680% due 07/27/2030 •		400	446

CIFC Funding Ltd.
3.631% due 10/25/2027 •		$1,020	1,016

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •		484	490

Citigroup Mortgage Loan Trust
2.566% due 01/25/2037 •		343	243

Citigroup Mortgage Loan Trust, Inc.
2.816% due 10/25/2036 •		2,300	2,198

Countrywide Asset-Backed Certificates
2.626% due 07/25/2037 •		489	444
2.686% due 09/25/2037 •		129	108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.716% due 05/25/2037 •		$1,100	$1,043
2.736% due 03/25/2037 •		2,200	2,084
5.805% due 04/25/2036 ^~		93	83

Countrywide Asset-Backed Certificates Trust
3.446% due 10/25/2035 •		2,496	2,507

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^Ø		552	227

CVP Cascade CLO Ltd.
3.929% due 01/16/2026 •		604	605

Dorchester Park CLO DAC
3.661% due 04/20/2028 •		800	793

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	300	336

Evans Grove CLO Ltd.
3.549% due 05/28/2028 •		$1,400	1,389

Figueroa CLO Ltd.
3.483% due 06/20/2027 •		900	895

First Franklin Mortgage Loan Trust
2.956% due 11/25/2036 •		2,600	2,311

Fremont Home Loan Trust
2.621% due 10/25/2036 •		306	287
2.636% due 10/25/2036 •		5,322	2,709
2.726% due 10/25/2036 •		2,925	1,513

GSAMP Trust
2.646% due 05/25/2046 •		122	121

Halcyon Loan Advisors Funding Ltd.
3.681% due 04/20/2027 •		800	796

Home Equity Mortgage Loan Asset-Backed Trust
2.706% due 04/25/2037 •		466	370

ICG U.S. CLO Ltd.
3.629% due 01/16/2028 •		670	666

IndyMac Mortgage Loan Trust
2.556% due 07/25/2036 •		945	426

Jamestown CLO Ltd.
3.657% due 01/15/2028 •		1,700	1,685

JMP Credit Advisors CLO Ltd.
3.623% due 01/17/2028 •		610	609

Lehman XS Trust
2.646% due 05/25/2036 •		1,379	1,375
5.355% due 06/25/2036 Ø		924	931

Long Beach Mortgage Loan Trust
2.790% due 01/25/2036 •		2,047	1,902

Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •		970	960

MASTR Asset-Backed Securities Trust
2.726% due 06/25/2036 •		300	168
3.056% due 01/25/2036 •		5,000	4,914

MidOcean Credit CLO
3.587% due 04/15/2027 •		1,000	997

Monarch Grove CLO
3.651% due 01/25/2028 •		1,350	1,339

Morgan Stanley ABS Capital, Inc. Trust
2.556% due 10/25/2036 •		168	103
2.596% due 10/25/2036 •		24	15
2.616% due 10/25/2036 •		1,363	1,300
2.636% due 06/25/2036 •		1,798	1,182

Morgan Stanley Mortgage Loan Trust
2.716% due 02/25/2037 •		223	107
5.726% due 10/25/2036 ^Ø		257	127

Navient Student Loan Trust
3.636% due 03/25/2066 •		1,309	1,322

Neuberger Berman CLO Ltd.
3.587% due 07/15/2027 •		750	746

NovaStar Mortgage Funding Trust
2.656% due 11/25/2036 •		193	88

Octagon Investment Partners Ltd.
3.637% due 07/15/2027 •		320	317

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.236% due 07/25/2035 •		63	63

Renaissance Home Equity Loan Trust
3.590% due 09/25/2037		6,185	3,303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
2.726% due 08/25/2036 •		$600	$467
2.736% due 11/25/2036 ^•		4,272	3,688

Saxon Asset Securities Trust
4.034% due 06/25/2033 Ø		19	19

Securitized Asset-Backed Receivables LLC Trust
2.736% due 05/25/2036 •		1,037	667

Sound Point CLO Ltd.
3.641% due 07/20/2027 •		400	399
3.647% due 04/15/2027 •		1,500	1,500

Soundview Home Loan Trust
2.546% due 11/25/2036 •		145	62
2.766% due 05/25/2036 •		500	486

Structured Asset Investment Loan Trust
3.206% due 10/25/2035 •		4,300	4,225

Structured Asset Securities Corp. Mortgage Loan Trust
3.989% due 04/25/2035 •		30	29

Symphony CLO Ltd.
3.667% due 04/15/2028 •		300	299

Telos CLO Ltd.
3.723% due 04/17/2028 •		570	567

THL Credit Wind River CLO Ltd.
3.657% due 10/15/2027 •		250	250

TICP CLO Ltd.
3.561% due 07/20/2027 •		380	377
3.601% due 04/20/2028 •		800	794

Tralee CLO Ltd.
3.791% due 10/20/2027 •		1,200	1,195

Venture CLO Ltd.
3.429% due 02/28/2026 •		3,290	3,282
3.667% due 04/15/2027		730	724
3.667% due 07/15/2027 •		1,000	995

WhiteHorse Ltd.
3.703% due 04/17/2027 •		1,100	1,096

Total Asset-Backed Securities (Cost $67,131)			71,009

SOVEREIGN ISSUES 10.3%

Argentina Government International Bond
5.875% due 01/11/2028		1,800	1,386
6.875% due 01/26/2027		140	114
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,665	82
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		81,182	2,089

Australia Government International Bond
1.250% due 02/21/2022 (g)	AUD	18,842	13,743
3.000% due 09/20/2025 (g)		7,783	6,476

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	700	849

Autonomous Community of Valencia
4.900% due 03/17/2020		2,200	2,582

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (e)	BRL	3,712	904

France Government International Bond
0.000% due 03/01/2025 (g)	EUR	2,519	3,021
0.250% due 07/25/2024 (g)		1,698	2,080
1.850% due 07/25/2027 (g)		3,575	5,040
2.100% due 07/25/2023 (g)		6,542	8,432
2.250% due 07/25/2020 (g)		7,260	8,663

Italy Buoni Poliennali Del Tesoro
2.350% due 09/15/2024 (g)		5,979	7,220

Japan Government International Bond
0.000% due 03/10/2028 (g)	JPY	412,300	3,882

New Zealand Government International Bond
2.000% due 09/20/2025 (g)	NZD	14,707	10,853

Peru Government International Bond
5.940% due 02/12/2029	PEN	4,200	1,332
6.150% due 08/12/2032		7,700	2,438

Qatar Government International Bond
3.875% due 04/23/2023		$2,200	2,267
5.103% due 04/23/2048		1,700	1,866

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	53

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saudi Government International Bond
4.000% due 04/17/2025		$3,710	$3,806

United Kingdom Gilt
0.125% due 08/10/2028 (g)	GBP	8,921	14,609
0.125% due 11/22/2065 (g)		389	1,209
1.750% due 09/07/2037		200	272

Total Sovereign Issues (Cost $111,884)			105,215

		SHARES
COMMON STOCKS 2.2%

COMMUNICATION SERVICES 0.1%

Tribune Media Co. ‘A’		16,666	769

ENERGY 1.0%

Cheniere Energy, Inc. (c)		31,827	2,176

Energy Transfer Equity LP		134,765	2,071

Enterprise Products Partners LP		73,242	2,131

ONEOK, Inc.		34,056	2,378

Plains All American Pipeline LP		86,112	2,111

			10,867

HEALTH CARE 0.2%

BTG PLC (c)		76,641	833

Spark Therapeutics, Inc. (c)		8,857	1,009

			1,842

INDUSTRIALS 0.5%

USG Corp.		98,479	4,264

WABCO Holdings, Inc. (c)		6,930	912

			5,176

INFORMATION TECHNOLOGY 0.4%

ARRIS International PLC (c)		24,048	760

Integrated Device Technology, Inc. (c)		24,517	1,201

Luxoft Holding, Inc. (c)		13,769	808

Red Hat, Inc. (c)		6,670	1,219

			3,988

Total Common Stocks (Cost $21,475)			22,642

REAL ESTATE INVESTMENT TRUSTS 7.9%

REAL ESTATE 7.9%

Alexandria Real Estate Equities, Inc.		20,853	2,973

American Campus Communities, Inc.		19,272	917

American Homes 4 Rent ‘A’ (m)		14,618	332

	SHARES	MARKET VALUE (000S)

American Tower Corp.	9,589	$1,890

Apartment Investment & Management Co.	25,941	1,305

AvalonBay Communities, Inc.	18,407	3,695

Boston Properties, Inc.	12,142	1,626

Camden Property Trust	14,358	1,457

CoreSite Realty Corp.	3,826	409

Corporate Office Properties Trust (m)	23,750	648

Crown Castle International Corp.	6,121	783

CubeSmart	28,488	913

CyrusOne, Inc.	5,481	287

Digital Realty Trust, Inc.	21,188	2,521

Douglas Emmett, Inc.	33,308	1,346

Duke Realty Corp.	65,072	1,990

Equinix, Inc.	6,245	2,830

Equity LifeStyle Properties, Inc.	8,736	999

Equity Residential	52,621	3,963

Essex Property Trust, Inc.	7,916	2,290

Extra Space Storage, Inc. (m)	7,690	784

Federal Realty Investment Trust	6,364	877

First Industrial Realty Trust, Inc.	25,778	912

HCP, Inc.	29,673	929

Healthcare Trust of America, Inc. ‘A’ (m)	10,964	313

Host Hotels & Resorts, Inc.	86,264	1,630

Hudson Pacific Properties, Inc.	35,762	1,231

Invitation Homes, Inc.	55,725	1,356

Kilroy Realty Corp.	19,025	1,445

Liberty Property Trust	19,734	956

Life Storage, Inc. (m)	9,321	907

Mid-America Apartment Communities, Inc.	14,211	1,554

Prologis, Inc.	65,061	4,681

Public Storage	16,136	3,514

Regency Centers Corp.	27,633	1,865

Rexford Industrial Realty, Inc.	18,955	679

Ryman Hospitality Properties, Inc. (m)	14,836	1,220

SBA Communications Corp. (c)	7,926	1,583

Simon Property Group, Inc.	35,899	6,541

SL Green Realty Corp.	14,094	1,267

STORE Capital Corp. (m)	5,678	190

Sun Communities, Inc.	30,890	3,661

Sunstone Hotel Investors, Inc.	36,142	520

Taubman Centers, Inc.	3,768	199

UDR, Inc.	36,305	1,650

Ventas, Inc.	49,348	3,149

Vornado Realty Trust	27,538	1,857

Welltower, Inc.	28,694	2,227

Total Real Estate Investment Trusts (Cost $66,183)		80,871

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (k) 0.1%
			$1,180

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
49.507% due 06/28/2019 (e)(f)	ARS	8,480	215

U.S. TREASURY BILLS 0.2%
2.416% due 04/18/2019 - 04/23/2019 (d)(e)(o)(q)		$1,750	1,748

Total Short-Term Instruments (Cost $3,146)			3,143

Total Investments in Securities (Cost $1,010,553)			1,034,807

		SHARES
INVESTMENTS IN AFFILIATES 8.9%

MUTUAL FUNDS 8.8% (i)

PIMCO Emerging Markets Currency and Short-Term Investments Fund		11,191,768	$90,094

Total Mutual Funds (Cost $107,427)			90,094

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III		120,721	1,194

Total Short-Term Instruments (Cost $1,194)			1,194

Total Investments in Affiliates (Cost $108,621)			91,288

Total Investments 110.2% (Cost $1,119,174)			$1,126,095

Financial Derivative Instruments (n)(p) 0.1% (Cost or Premiums, net $(1,633))			1,128

Other Assets and Liabilities, net (10.3)%			(104,985)

Net Assets 100.0%			$1,022,238

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Institutional Class Shares of each Fund.
(j)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$1,180	U.S. Treasury Notes 1.125% due 06/30/2021	$(1,209)	$1,180	$1,180

Total Repurchase Agreements						$(1,209)	$1,180	$1,180

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	3.000%	03/28/2019	04/08/2019	$(5,016)	$(5,018)
BSN	2.630	01/07/2019	04/04/2019	(2,717)	(2,734)
	2.640	01/09/2019	04/09/2019	(8,592)	(8,643)

Total Reverse Repurchase Agreements					$(16,395)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
TDM	2.680%	03/29/2019	04/01/2019	$(1,397)	$(1,397)

Total Sale-Buyback Transactions					$(1,397)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(5,018)	$0	$(5,018)	$5,021	$3
BSN	0	(11,377)	0	(11,377)	11,548	171
FICC	1,180	0	0	1,180	(1,209)	(29)
RYL	0	0	0	0	(30)	(30)

Master Securities Forward Transaction Agreement
TDM	0	0	(1,397)	(1,397)	1,391	(6)

Total Borrowings and Other Financing Transactions	$1,180	$(16,395)	$(1,397)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	55

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(16,395)	$0	$0	$(16,395)

Total	$0	$(16,395)	$0	$0	$(16,395)

Sale-Buyback Transactions
U.S. Treasury Obligations	(1,397)	0	0	0	(1,397)

Total	$(1,397)	$0	$0	$0	$(1,397)

Total Borrowings	$(1,397)	$(16,395)	$0	$0	$(17,792)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(17,792)

(l)	Securities with an aggregate market value of $17,960 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.
(m)

Securities with an aggregate market value of $3,713 have been pledged as collateral as of March 31, 2019 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(187,495) at a weighted average interest rate of 2.106%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$111.000	05/24/2019	168	$168	$1	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	450	450	4	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.500	05/24/2019	7	7	0	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	114.000	05/24/2019	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	138.000	05/24/2019	174	174	1	3
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	140.000	05/24/2019	82	82	1	0
Put - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	114.000	05/24/2019	83	83	1	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	190.000	05/24/2019	123	123	1	0
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	122.000	05/24/2019	222	222	2	4
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	122.750	05/24/2019	33	33	0	0
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.000	05/24/2019	407	407	3	3
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	123.500	05/24/2019	2	2	0	0
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	124.250	05/24/2019	200	200	2	2
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	114.000	05/24/2019	1	1	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	125.000	05/24/2019	1	1	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	126.000	05/24/2019	10	10	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	128.000	05/24/2019	63	63	1	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	200.000	05/24/2019	3	3	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	210.000	05/24/2019	5	5	0	0

					$17	$12

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,775.000	04/18/2019	18	$ 2	$34	$23
Put - CBOE S&P 500	2,750.000	06/21/2019	20	2	251	88
Put - CBOE S&P 500	2,800.000	09/20/2019	20	2	220	188
Put - CBOE S&P 500	2,600.000	12/20/2019	17	2	206	120
Put - CBOE S&P 500	2,700.000	03/20/2020	18	2	223	207

					$934	$626

Total Purchased Options					$951	$638

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$	125.000	04/26/2019	138	$	138	$(45)	$(34)
Call - EUREX Euro-Bund June 2019 Futures	EUR	167.000	05/24/2019	64	EUR	0	0	0

							$(45)	$(34)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount		Premiums (Received)	Market Value
Put - CBOE S&P 500	2,725.000	04/18/2019	36	$	4	$(41)	$(24)
Put - CBOE S&P 500	2,650.000	06/21/2019	20		2	(197)	(51)
Put - CBOE S&P 500	2,700.000	09/20/2019	20		2	(176)	(134)
Put - CBOE S&P 500	2,500.000	12/20/2019	17		2	(160)	(91)
Put - CBOE S&P 500	2,600.000	03/20/2020	18		2	(176)	(165)

						$(750)	$(465)

Total Written Options						$(795)	$(499)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum May Futures	05/2019	20	$	951	$6	$0	$0
Brent Crude December Futures	10/2020	130		8,316	(495)	42	0
Brent Crude December Futures	10/2021	103		6,394	(27)	18	0
Brent Crude July Futures	05/2019	53		3,562	60	25	0
Brent Crude September Futures	07/2019	19		1,268	85	9	0
Call Options Strike @ EUR 113.300 on Euro-Schatz June 2019 Futures	05/2019	384		2	0	0	0
Call Options Strike @ EUR 114.000 on Euro-Schatz June 2019 Futures	05/2019	2,081		12	(1)	0	0
Call Options Strike @ EUR 175.000 on Euro-OAT France Government 10-Year Bond May 2019 Futures	05/2019	706		8	0	0	0
Chicago Ethanol (Platts) April Futures	04/2019	27		1,528	6	0	(37)
Chicago Ethanol (Platts) August Futures	08/2019	5		285	(7)	0	(6)
Chicago Ethanol (Platts) December Futures	12/2019	57		3,208	(88)	0	(66)
Chicago Ethanol (Platts) July Futures	07/2019	5		286	(6)	0	(6)
Chicago Ethanol (Platts) June Futures	06/2019	64		3,649	(126)	0	(81)
Chicago Ethanol (Platts) May Futures	05/2019	63		3,592	(6)	1	(79)
Chicago Ethanol (Platts) November Futures	11/2019	57		3,220	(83)	0	(66)
Chicago Ethanol (Platts) October Futures	10/2019	57		3,232	(66)	0	(66)
Chicago Ethanol (Platts) September Futures	09/2019	5		285	(8)	0	(6)
Copper December Futures	12/2019	10		1,622	28	0	0
Copper May Futures	05/2019	8		587	18	13	0
Copper September Futures	09/2019	24		1,768	0	37	0
Cotton No. 2 December Futures	12/2019	46		1,735	1	14	0
DAX Index June Futures	06/2019	15		4,852	(4)	43	0
E-mini S&P 500 Index June Futures	06/2019	31		4,399	2	26	0
Euro-Bobl June Futures	06/2019	265		39,578	336	15	(90)
Euro-Bund 10-Year Bond June Futures	06/2019	1,609		300,226	3,781	0	(443)
FTSE China A50 Index April Futures	04/2019	202		2,651	127	104	0
Gas Oil May Futures	05/2019	20		1,215	(12)	11	0
Gas Oil September Futures	09/2019	17		1,048	(1)	10	0
Gold 100 oz. June Futures	06/2019	75		9,739	(190)	24	0
Henry Hub Natural Gas April Futures	03/2020	308		2,017	9	0	(5)
Henry Hub Natural Gas August Futures	07/2020	340		2,236	18	0	(5)
Henry Hub Natural Gas July Futures	06/2020	340		2,232	15	0	(7)
Henry Hub Natural Gas June Futures	05/2020	308		2,001	(7)	0	(6)
Henry Hub Natural Gas May Futures	04/2020	340		2,189	(28)	0	(7)
Henry Hub Natural Gas October Futures	09/2020	340		2,241	23	0	(3)
Henry Hub Natural Gas September Futures	08/2020	308		2,013	4	0	(3)
Henry Hub Natural Gas Swap August Futures	07/2019	12		84	(1)	0	(1)
Henry Hub Natural Gas Swap December Futures	11/2019	12		90	5	0	(1)
Henry Hub Natural Gas Swap July Futures	06/2019	12		83	(2)	0	(1)
Henry Hub Natural Gas Swap June Futures	05/2019	12		81	(4)	0	(1)
Henry Hub Natural Gas Swap May Futures	04/2019	12		80	(6)	0	(1)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	57

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Henry Hub Natural Gas Swap November Futures	10/2019	12	$	86	$1	$0	$(1)
Henry Hub Natural Gas Swap October Futures	09/2019	12		84	(1)	0	(1)
Henry Hub Natural Gas Swap September Futures	08/2019	12		84	(2)	0	(1)
Lead September Futures	09/2019	28		1,416	(56)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures	08/2019	18		82	10	1	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures	12/2019	18		65	(7)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures	07/2019	18		90	18	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures	11/2019	18		64	(7)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures	10/2019	18		69	(3)	1	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures	09/2019	18		75	3	1	0
Natural Gas May Futures	04/2019	50		1,331	(70)	0	(25)
New York Harbor ULSD May Futures	04/2019	13		1,076	(13)	0	0
New York Harbor ULSD September Futures	08/2019	12		1,007	(13)	1	0
Nickel September Futures	09/2019	4		313	(16)	0	0
Platinum July Futures	07/2019	102		4,356	(24)	52	0
Put Options Strike @ EUR 126.000 on Euro-Bobl June 2019 Futures	05/2019	887		5	(1)	0	0
Put Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	713		8	(1)	0	0
RBOB Gasoline May Futures	04/2019	7		553	64	5	0
RBOB Gasoline September Futures	08/2019	17		1,292	33	14	0
Soybean May Futures	05/2019	39		1,724	(40)	0	(10)
Soybean Meal May Futures	05/2019	13		398	(8)	0	0
Soybean Oil May Futures	05/2019	64		1,089	(78)	0	(10)
Topix Index June Futures	06/2019	20		2,873	(12)	15	(48)
U.S. Treasury 10-Year Note June Futures	06/2019	49		6,087	(17)	0	(38)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	75		12,600	271	0	(31)
Wheat July Futures	07/2019	72		1,669	9	0	(25)
WTI Brent Financial April Futures	04/2019	9		(66)	12	3	0
WTI Brent Financial August Futures	08/2019	27		(162)	35	5	0
WTI Brent Financial December Futures	12/2019	27		(157)	40	2	0
WTI Brent Financial July Futures	07/2019	27		(168)	29	6	0
WTI Brent Financial June Futures	06/2019	9		(59)	20	3	0
WTI Brent Financial May Futures	05/2019	9		(62)	16	3	0
WTI Brent Financial November Futures	11/2019	27		(156)	41	3	0
WTI Brent Financial October Futures	10/2019	27		(157)	41	4	0
WTI Brent Financial September Futures	09/2019	27		(159)	38	4	0
WTI Crude December Futures	11/2019	547		32,940	165	323	0
WTI Crude December Futures	11/2020	241		13,889	(769)	70	0
WTI Crude June Futures	05/2019	379		22,846	(1,784)	303	0
WTI Crude June Futures	05/2020	23		1,354	(28)	9	0
WTI Crude June Futures	05/2021	158		8,906	(127)	27	0
WTI Crude March Futures	02/2020	130		7,743	(96)	61	0
WTI Crude September Futures	08/2019	58		3,511	(95)	40	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2019	9		38	16	0	(2)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2019	9		26	5	0	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2019	9		41	20	0	(2)
WTI Houston (Argus) vs. WTI Trade June Futures	05/2019	9		45	24	0	(2)
WTI Houston (Argus) vs. WTI Trade May Futures	04/2019	9		50	29	0	(1)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2019	9		28	7	0	0
WTI Houston (Argus) vs. WTI Trade October Futures	09/2019	9		31	9	0	(1)
WTI Houston (Argus) vs. WTI Trade September Futures	08/2019	9		35	13	0	(1)
Zinc September Futures	09/2019	21		1,514	63	0	0

					$1,120	$1,350	$(1,186)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Aluminum September Futures	09/2019	41	$	(1,986)	$(36)	$0	$0
Arabica Coffee May Futures	05/2019	34		(1,205)	144	0	(6)
Australia Government 3-Year Note June Futures	06/2019	226		(18,236)	(104)	13	(13)
Australia Government 10-Year Bond June Futures	06/2019	23		(2,263)	(46)	9	(9)
Brent Crude December Futures	10/2022	65		(3,955)	(197)	0	(2)
Brent Crude June Futures	05/2020	84		(5,470)	406	0	(33)
Brent Crude June Futures	04/2021	84		(5,296)	104	0	(21)
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	290		(407)	(322)	78	0
Call Options Strike @ EUR 167.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	64		(54)	(14)	13	0
Cocoa May Futures	05/2019	31		(707)	3	0	(7)
Cocoa September Futures	09/2019	66		(1,499)	(28)	0	(8)
Copper December Futures	12/2019	22		(1,623)	(32)	0	(33)

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Corn December Futures	12/2019	255	$	(4,906)	$197	$172	$0
Corn May Futures	05/2019	426		(7,593)	531	373	0
Corn September Futures	09/2019	91		(1,706)	64	73	0
Cotton No. 2 May Futures	05/2019	8		(310)	(3)	0	(7)
Euro STOXX 50 June Futures	06/2019	616		(22,609)	(179)	13	(88)
Euro-BTP Italy Government Bond June Futures	06/2019	432		(62,720)	(1,428)	203	0
Euro-Buxl 30-Year Bond June Futures	06/2019	277		(59,554)	(2,927)	398	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	706		(128,827)	(2,080)	261	0
Euro-Schatz June Futures	06/2019	1,779		(223,457)	(444)	83	(33)
FTSE 100 Index June Futures	06/2019	3		(282)	(7)	0	(4)
Hard Red Winter Wheat May Futures	05/2019	18		(387)	73	8	0
Henry Hub Natural Gas August Futures	07/2019	12		(84)	(1)	1	0
Henry Hub Natural Gas December Futures	11/2019	12		(90)	(7)	1	0
Henry Hub Natural Gas July Futures	06/2019	12		(83)	0	1	0
Henry Hub Natural Gas June Futures	05/2019	12		(81)	2	1	0
Henry Hub Natural Gas May Futures	04/2019	12		(80)	3	2	0
Henry Hub Natural Gas November Futures	10/2019	12		(86)	(3)	1	0
Henry Hub Natural Gas October Futures	09/2019	12		(84)	(1)	1	0
Henry Hub Natural Gas September Futures	08/2019	12		(84)	(1)	1	0
Live Cattle June Futures	06/2019	30		(1,428)	8	8	0
Mini MSCI Emerging Markets Index June Futures	06/2019	70		(3,701)	(56)	0	(35)
Nickel May Futures	05/2019	2		(155)	2	0	0
Put Options Strike @ EUR 162.000 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	290		(7)	114	0	0
Silver May Futures	05/2019	29		(2,191)	46	0	(20)
Soybean November Futures	11/2019	44		(2,022)	60	10	0
Sugar No. 11 May Futures	04/2019	85		(1,193)	23	0	0
Sugar No. 11 October Futures	09/2019	92		(1,334)	7	0	(3)
U.S. Treasury 5-Year Note June Futures	06/2019	864		(100,076)	(794)	181	0
U.S. Treasury 10-Year Note June Futures	06/2019	8		(1,062)	0	0	0
United Kingdom Long Gilt June Futures	06/2019	338		(56,952)	(1,049)	26	(39)
Wheat May Futures	05/2019	114		(2,609)	393	39	0
Wheat September Futures	09/2019	60		(1,413)	(5)	23	0
WTI Crude December Futures	11/2019	612		(36,855)	1,998	0	(361)
WTI Crude December Futures	11/2020	452		(26,049)	455	0	(131)
WTI Crude December Futures	11/2021	35		(1,940)	(147)	0	(2)
WTI Crude June Futures	05/2019	379		(22,846)	2,271	0	(303)
WTI Crude September Futures	08/2019	48		(2,905)	(35)	0	(33)
WTI Houston (Argus) vs. WTI Trade April Futures	03/2020	9		(27)	13	0	(1)
WTI Houston (Argus) vs. WTI Trade August Futures	07/2020	9		(26)	14	0	(1)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2020	9		(26)	14	0	(1)
WTI Houston (Argus) vs. WTI Trade February Futures	01/2020	9		(27)	13	0	(1)
WTI Houston (Argus) vs. WTI Trade January Futures	12/2019	9		(26)	14	0	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2020	9		(26)	14	0	(1)
WTI Houston (Argus) vs. WTI Trade June Futures	05/2020	9		(27)	13	0	(1)
WTI Houston (Argus) vs. WTI Trade March Futures	02/2020	9		(28)	12	0	(1)
WTI Houston (Argus) vs. WTI Trade May Futures	04/2020	9		(27)	13	0	(1)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2020	9		(26)	14	0	(1)
WTI Houston (Argus) vs. WTI Trade October Futures	09/2020	9		(26)	14	0	(1)
WTI Houston (Argus) vs. WTI Trade September Futures	08/2020	9		(26)	14	0	(1)
WTI Midland vs WTI Trade April Futures	03/2020	9		3	12	0	0
WTI Midland vs WTI Trade August Futures	07/2020	9		4	13	0	0
WTI Midland vs WTI Trade December Futures	11/2020	9		4	13	0	0
WTI Midland vs WTI Trade February Futures	01/2020	9		2	12	0	0
WTI Midland vs WTI Trade January Futures	12/2019	9		2	12	0	0
WTI Midland vs WTI Trade July Futures	06/2020	9		4	13	0	0
WTI Midland vs WTI Trade June Futures	05/2020	9		3	13	0	0
WTI Midland vs WTI Trade March Futures	02/2020	9		2	12	0	0
WTI Midland vs WTI Trade May Futures	04/2020	9		3	13	0	0
WTI Midland vs WTI Trade November Futures	10/2020	9		4	13	0	0
WTI Midland vs WTI Trade October Futures	09/2020	9		4	13	0	0
WTI Midland vs WTI Trade September Futures	08/2020	9		4	13	0	0
Zinc May Futures	05/2019	40		(2,954)	(272)	0	0

					$(3,000)	$1,993	$(1,202)

Total Futures Contracts					$(1,880)	$3,343	$(2,388)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	59

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	06/20/2021	0.211%	$ 1,000	$(30)	$12	$(18)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.275%	EUR 760	$13	$(2)	$11	$0	$0
Deutsche Bank AG	1.000	Quarterly	06/20/2019	0.433	1,300	(4)	6	2	1	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590	200	(2)	3	1	0	0

						$7	$7	$14	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024	$ 52,300	$(841)	$(112)	$(953)	$0	$(83)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$ 30,300	$(1,018)	$(113)	$(1,131)	$37	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	7,120	$16	$456	$472	$47	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		1,900	5	(53)	(48)	13	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		1,840	5	(80)	(75)	13	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	5,200	16	(362)	(346)	14	0
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026	$	34,800	394	(440)	(46)	40	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		6,960	173	93	266	18	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		300	26	(8)	18	1	0
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		48,620	(146)	(1,125)	(1,271)	30	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,990	261	(237)	24	11	0
Receive(6)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		48,400	0	(1,248)	(1,248)	26	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		9,140	(919)	753	(166)	0	(27)
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	232	1	(3)	(2)	0	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	13,680	(1)	(3)	(4)	0	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,570,000	(140)	(718)	(858)	0	(63)
Pay	CPTFEMU	1.066	Maturity	02/15/2024	EUR	11,100	0	87	87	0	(7)
Pay	CPTFEMU	1.168	Maturity	03/15/2024		4,800	0	49	49	0	(4)
Pay	CPTFEMU	1.535	Maturity	03/15/2028		4,500	1	204	205	0	(8)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		1,900	(3)	(141)	(144)	6	0
Pay	CPTFEMU	1.796	Maturity	11/15/2038		3,320	0	311	311	0	(17)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		7,050	84	994	1,078	0	(53)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		1,810	0	271	271	0	(16)
Receive	CPURNSA	2.168	Maturity	07/15/2020	$	4,800	0	(25)	(25)	4	0
Receive	CPURNSA	2.027	Maturity	11/23/2020		8,300	0	(17)	(17)	11	0
Receive	CPURNSA	1.578	Maturity	11/24/2020		11,900	221	(51)	170	15	0
Receive	CPURNSA	2.021	Maturity	11/25/2020		8,000	0	(15)	(15)	10	0
Receive	CPURNSA	1.550	Maturity	07/26/2021		2,700	91	(34)	57	3	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		2,160	65	(28)	37	3	0
Receive	CPURNSA	2.069	Maturity	07/15/2022		1,800	0	(10)	(10)	4	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		10,870	0	(174)	(174)	24	0

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	2.263%	Maturity	05/09/2023	$	1,820	$0	$(39)	$(39)	$4	$0
Receive	CPURNSA	2.281	Maturity	05/10/2023		5,590	0	(134)	(134)	4	0
Receive	CPURNSA	1.955	Maturity	07/25/2024		15,600	0	36	36	41	0
Pay	CPURNSA	1.730	Maturity	07/26/2026		2,700	(145)	66	(79)	0	(8)
Pay	CPURNSA	1.800	Maturity	09/12/2026		6,600	(67)	(73)	(140)	0	(20)
Pay	CPURNSA	1.801	Maturity	09/12/2026		2,160	(100)	54	(46)	0	(7)
Pay	CPURNSA	1.805	Maturity	09/12/2026		2,000	(92)	51	(41)	0	(6)
Pay	CPURNSA	1.780	Maturity	09/15/2026		1,700	(83)	43	(40)	0	(5)
Pay	CPURNSA	2.102	Maturity	07/20/2027		2,100	0	12	12	0	(7)
Pay	CPURNSA	2.155	Maturity	10/17/2027		3,700	0	31	31	0	(12)
Pay	CPURNSA	2.335	Maturity	02/05/2028		5,520	12	160	172	0	(17)
Pay	CPURNSA	2.353	Maturity	05/09/2028		1,820	0	64	64	0	(6)
Pay	CPURNSA	2.360	Maturity	05/09/2028		2,740	0	98	98	0	(9)
Pay	CPURNSA	2.364	Maturity	05/10/2028		5,590	0	201	201	0	(18)
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	520	0	(2)	(2)	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		6,080	(1)	(80)	(81)	1	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		4,800	0	(26)	(26)	5	0
Pay	FRCPXTOB	1.590	Maturity	02/15/2028		6,360	0	364	364	0	(13)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		720	0	88	88	0	(3)
Pay	UKRPI	3.513	Maturity	09/15/2028	GBP	3,900	0	41	41	0	(9)
Pay	UKRPI	3.593	Maturity	11/15/2028		2,670	0	65	65	0	(5)
Pay	UKRPI	3.595	Maturity	11/15/2028		1,400	0	35	35	0	(3)
Pay	UKRPI	3.633	Maturity	12/15/2028		2,800	0	84	84	0	(7)
Pay	UKRPI	3.325	Maturity	08/15/2030		100	0	(1)	(1)	0	0
Pay	UKRPI	3.300	Maturity	12/15/2030		4,475	(266)	141	(125)	0	(6)
Pay	UKRPI	3.100	Maturity	06/15/2031		2,750	(291)	3	(288)	0	(3)
Pay	UKRPI	3.530	Maturity	10/15/2031		1,330	34	(19)	15	0	(2)
Pay	UKRPI	3.500	Maturity	09/15/2033		10,380	8	(31)	(23)	0	(13)
Pay	UKRPI	3.579	Maturity	10/15/2033		210	0	6	6	0	0

							$(841)	$(316)	$(1,157)	$348	$(374)

Total Swap Agreements							$(2,723)	$(522)	$(3,245)	$386	$(457)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$638	$3,343	$386	$4,367	$(499)	$(2,394)	$(457)	$(3,350)

(o)	Securities with an aggregate market value of $18,233 and cash of $3,778 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(6) for closed futures is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	61

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019		$813	SGD	1,099	$0	$(1)

BOA	04/2019		706	ARS	29,013	0	(54)
	04/2019		64,355	EUR	57,181	0	(212)
	04/2019		2,673	RUB	176,788	15	0
	05/2019	EUR	57,181		$64,522	211	0
	06/2019		$867	ILS	3,118	0	(4)
	06/2019		1,142	PHP	59,619	0	(19)

BPS	04/2019	ARS	335		$8	0	0
	04/2019	BRL	3,478		921	32	0
	04/2019	IDR	12,980,520		922	11	0
	04/2019		$1,010	ARS	42,643	0	(61)
	04/2019		911	IDR	12,980,520	1	0
	04/2019		1,835	PLN	6,951	0	(23)
	04/2019		827	TRY	4,471	0	(25)
	04/2019	ZAR	12,656		$876	0	(1)
	05/2019	ARS	335		7	0	0

BRC	04/2019		64,305		1,492	48	0
	04/2019	BRL	6,933		1,828	58	0
	04/2019	IDR	13,089,762		920	5	0
	04/2019		$874	BRL	3,468	12	0
	04/2019		1,007	CLP	658,894	0	(38)
	04/2019		2,781	JPY	307,400	0	(7)
	06/2019		1,654	HUF	459,796	0	(39)
	10/2019		4,968	INR	364,903	164	0

CBK	04/2019	BRL	7,939		$2,050	23	0
	04/2019	EUR	5,023		5,681	47	0
	04/2019	GBP	22,111		29,249	451	0
	04/2019	JPY	307,400		2,787	13	0
	04/2019	MXN	3,273		172	4	0
	04/2019		$359	ARS	15,575	0	(10)
	04/2019		2,037	BRL	7,939	0	(10)
	04/2019		9,539	GBP	7,182	0	(184)
	05/2019		2,046	BRL	7,939	0	(23)
	05/2019		2,795	JPY	307,400	0	(12)
	05/2019		171	MXN	3,273	0	(4)
	06/2019	KRW	9,829,791		$8,799	140	0
	06/2019	MXN	44,363		2,250	0	(5)

FBF	04/2019	ARS	39,779		918	1	0
	04/2019		$1,002	ARS	39,779	0	(85)

GLM	04/2019	ARS	29,108		$672	1	0
	04/2019	AUD	28,570		20,423	137	0
	04/2019	BRL	9,689		2,511	37	0
	04/2019	CAD	3,758		2,863	51	0
	04/2019	CLP	617,447		939	32	0
	04/2019	CNH	2,013		300	1	0
	04/2019	PLN	6,222		1,663	42	0
	04/2019	TRY	4,471		796	0	(6)
	04/2019		$705	ARS	29,108	0	(34)
	04/2019		25,500	AUD	35,975	43	0
	04/2019		1,619	BRL	6,139	0	(51)
	04/2019		3,919	CNY	27,328	148	0
	04/2019		5,296	EUR	4,677	0	(50)
	04/2019		5,583	INR	386,579	0	(31)
	04/2019		779	TRY	4,471	0	(3)
	05/2019	ARS	1,510		$33	0	0
	05/2019	AUD	35,975		25,515	0	(44)
	05/2019		$1,535	CZK	35,060	0	(9)
	06/2019		300	CNH	2,013	0	(1)
	06/2019		1,493	MYR	6,073	0	(5)

HUS	04/2019	ARS	69,221		$1,624	27	0
	04/2019	BRL	3,468		874	0	(12)
	04/2019	CLP	1,239,402		1,885	63	0
	04/2019	CNY	30,678		4,566	0	(1)
	04/2019	IDR	26,017,598		1,825	5	(2)

62	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019	MXN	18,026		$945	$16	$0
	04/2019	PEN	6,689		2,008	0	(7)
	04/2019	RUB	59,433		918	16	0
	04/2019	TRY	1,010		181	4	0
	04/2019		$1,598	ARS	69,221	0	(1)
	04/2019		897	BRL	3,468	0	(11)
	04/2019		917	CLP	624,840	1	0
	04/2019		484	CNY	3,351	15	0
	04/2019		4,662	MXN	89,747	0	(48)
	04/2019		1,609	TRY	8,909	0	(45)
	04/2019		2,732	ZAR	38,680	0	(53)
	06/2019	HKD	3,940		$504	1	0
	06/2019		$4,562	CNY	30,678	0	(1)
	06/2019		3,281	INR	236,267	88	0
	06/2019		5,029	RUB	336,282	43	0
	06/2019		1,697	THB	53,943	6	0

JPM	04/2019	AUD	172		$123	1	0
	04/2019	BRL	3,540		908	4	0
	04/2019	EUR	56,835		64,845	1,091	0
	04/2019		$941	BRL	3,540	0	(37)
	04/2019		3,736	CNH	25,784	99	0
	04/2019		168	MXN	3,273	0	0
	04/2019		5,736	RUB	373,709	0	(53)
	04/2019		819	TRY	4,560	0	(19)
	10/2019	INR	365,400		$4,968	0	(171)
	01/2020	BRL	3,712		965	38	0

MSB	05/2019		$271	ARS	11,504	0	(18)

RYL	04/2019	CLP	1,854,330		$2,748	24	(1)
	04/2019	IDR	25,961,040		1,822	4	(1)
	04/2019		$921	CLP	624,840	0	(2)
	04/2019		914	IDR	12,980,520	0	(3)

SCX	04/2019	BRL	1,800		$462	2	0
	04/2019	NZD	15,634		10,750	104	0
	04/2019		$481	BRL	1,800	0	(21)
	04/2019		19,349	GBP	14,615	0	(313)
	04/2019		10,625	NZD	15,634	21	0
	05/2019	GBP	14,615		$19,378	313	0
	05/2019	NZD	15,634		10,631	0	(22)
	05/2019		$1,598	ZAR	21,745	0	(98)
	06/2019	TWD	128,129		$4,165	1	0
	06/2019		$11,257	IDR	160,675,986	0	(114)

SOG	04/2019	CNH	23,771		$3,393	0	(142)

SSB	04/2019	AUD	7,233		5,136	0	0

TOR	06/2019		$10,659	COP	33,293,066	0	(254)
	08/2019		2,856	MXN	56,044	0	(29)

Total Forward Foreign Currency Contracts						$3,715	$(2,530)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	# of Contracts	Cost	Market Value
MYI	Put - OTC S&P 500 U&I @ 2,683.000 «	10Y USISDA 2.677	03/20/2020	1,807	$ 42	$34

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Put - OTC CDX.IG-31 5-Year Index	Buy	1.300%	04/17/2019	14,000	$2	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BRC	Call - OTC USD versus INR	INR	80.500	10/18/2019	16,176	$142	$30

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	63

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	02/20/2020	133,500	$591	$1,023
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	02/21/2020	131,800	536	1,011
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/26/2020	206,200	1,222	1,096
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	03/27/2020	64,900	439	346

							$2,788	$3,476

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	$73.000	05/06/2019	34,400	$1	$0
	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	76.500	05/06/2019	36,000	1	0

JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	70.000	05/06/2019	14,700	1	0

					$3	$0

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(1)	Expiration Date	Notional Amount**	Cost(1)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	02/13/2020	20,100	$2,013	$1,879

Total Purchased Options					$4,990	$5,419

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200%	05/15/2019	4,000	$(4)	$0

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	3,600	(4)	0

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	3,800	(4)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	3,700	(4)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	4,900	(5)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	04/17/2019	4,200	(4)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	4,300	(4)	(1)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	4,100	(7)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	1,300	(2)	0

						$ (38)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BRC	Put - OTC USD versus INR	INR	71.500	10/18/2019	8,088	$(138)	$(202)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount**	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,900	$(86)	$(4)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	700	(5)	0
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	5,400	(29)	28
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	5,400	(29)	28
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	7,200	(81)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	3,200	(59)	(3)

						$(289)	$49

64	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.521%	02/20/2020	57,100	$(591)	$(1,003)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.527	02/21/2020	56,400	(537)	(1,003)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.338	03/26/2020	41,900	(578)	(548)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.344	03/26/2020	41,900	(628)	(555)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.361	03/27/2020	26,700	(435)	(367)

							$(2,769)	$(3,476)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(3)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	118,600	$(92)	$(37)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FBF	Put - OTC Euro Stoxx Banks December 2019 Futures	EUR	90.000	04/18/2019	24	$(20)	$(32)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FBF	Put - OTC MSCI Emerging Markets	995.000	04/18/2019	2	$(18)	$(5)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$98.641	06/06/2019	5,600	$(13)	$(14)

GSC	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.625	06/06/2019	5,600	(12)	(7)

					$(25)	$(21)

Total Written Options					$(3,389)	$(3,725)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	EURMARGIN 2Q19	$8.600	Maturity	06/30/2019	18,900	$(3)	$10	$7	$0
	Pay	EURMARGIN 3Q19	8.250	Maturity	09/30/2019	900	0	0	0	0
	Receive	EURMARGIN CAL20	10.000	Maturity	12/31/2020	16,800	0	(14)	0	(14)
	Receive	JETBRENT 1Q19 «	1.107	Maturity	06/30/2019	14,205	0	(15)	0	(15)
	Receive	JETBRENT 3Q19 «	0.500	Maturity	09/30/2019	23,055	0	(4)	0	(4)
	Pay	JETBRENT CAL19 «	0.000	Maturity	12/31/2019	42,615	0	41	41	0
	Receive	PLATGOLD N9	410.750	Maturity	07/09/2019	5,200	0	(180)	0	(180)

CBK	Receive	MEHMID CAL20	1.840	Maturity	12/31/2021	134,400	(2)	56	54	0

GST	Receive	COCL CAL19	5.300	Maturity	12/31/2019	61,200	(6)	(59)	0	(65)
	Pay	Cotton No. 2 December Futures	73.580	Maturity	11/08/2019	1,100,000	0	(20)	0	(20)
	Pay	EURMARGIN 3Q19	8.288	Maturity	09/30/2019	12,600	0	2	2	0
	Receive	JETBRENT 1Q19 «	0.000	Maturity	06/30/2019	18,315	0	(18)	0	(18)
	Pay	JETBRENT CAL19 «	0.000	Maturity	12/31/2019	26,550	0	17	17	0
	Receive	MEHCL CAL19	2.650	Maturity	12/31/2019	54,400	(5)	87	82	0
	Receive	PLATGOLD N9	411.500	Maturity	07/08/2019	600	0	(20)	0	(20)

JPM	Pay	CBOT Wheat July Futures	502.500	Maturity	06/21/2019	360,000	0	140	140	0
	Receive	EURMARGIN CAL20	9.900	Maturity	12/31/2020	32,400	0	(23)	0	(23)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	14,400	0	(49)	0	(49)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	65

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MAC	Receive	COCL CAL19	$5.380	Maturity	12/31/2019	52,200	$(4)	$(48)	$0	$(52)
	Pay	EURMARGIN 3Q19	8.260	Maturity	09/30/2019	3,000	0	1	1	0
	Receive	MEHCL CAL19	2.700	Maturity	12/31/2019	46,400	0	67	67	0

MYC	Receive	EURMARGIN 2H19	7.150	Maturity	12/31/2019	17,400	0	2	2	0
	Pay	EURMARGIN 2Q19	8.610	Maturity	06/30/2019	300	0	0	0	0
	Receive	EURMARGIN 2Q4Q19	6.580	Maturity	12/31/2019	5,400	0	5	5	0
	Pay	EURMARGIN 3Q19	8.220	Maturity	09/30/2019	3,150	0	0	0	0
	Pay	EURMARGIN 3Q19	8.250	Maturity	09/30/2019	3,150	0	0	0	0
	Pay	EURMARGIN 3Q19	9.590	Maturity	09/30/2019	5,100	0	1	1	0
	Receive	EURMARGIN CAL19	8.920	Maturity	12/31/2019	52,200	0	(4)	0	(4)
	Receive	EURMARGIN CAL20	9.970	Maturity	12/31/2020	16,800	0	(13)	0	(13)
	Receive	EUROBOBCO CAL20	8.220	Maturity	12/31/2020	36,000	0	(99)	0	(99)
	Receive	EUROBOBCO CAL21	7.650	Maturity	12/31/2021	10,800	0	(36)	0	(36)

							$(20)	$(173)	$419	$(612)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(4)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(6)	Notional Amount(7)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	1.092%	$3,600	$34	$(21)	$13	$0

BPS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	2,000	20	(12)	8	0

BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	5,400	46	(26)	20	0

GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	1,000	9	(5)	4	0

HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.092	8,100	75	(45)	30	0

							$184	$(109)	$75	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(5)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(7)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$ 3,200	$(95)	$111	$16	$0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	500	(16)	21	5	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	2,600	(121)	147	26	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	2,300	(142)	162	20	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	13,300	(440)	508	68	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	5,200	(151)	178	27	0

						$(965)	$1,127	$162	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Receive	1-Year ILS-TELBOR	0.374%	Annual	06/20/2020	ILS 15,210	$0	$(13)	$0	$(13)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028	3,270	0	42	42	0

DUB	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028	3,120	0	52	52	0

GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020	28,540	0	1	1	0
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020	17,640	0	2	2	0
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020	11,820	1	(11)	0	(10)
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028	6,010	0	63	63	0
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028	3,700	0	29	29	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028	2,530	0	35	35	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020	9,320	0	(8)	0	(8)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028	1,990	0	28	28	0

JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020	14,600	0	(16)	0	(16)

MYC	Receive	CPURNSA	1.788	Maturity	07/18/2026	$3,600	0	(86)	0	(86)
	Receive	CPURNSA	1.800	Maturity	07/20/2026	9,900	0	(223)	0	(223)
	Receive	CPURNSA	1.805	Maturity	09/20/2026	900	0	(19)	0	(19)

							$1	$(124)	$252	$(375)

66	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

TOTAL RETURN SWAPS ON COMMODITY, EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	SX5E Dividend Swap	66,570	N/A	Maturity	12/20/2019	EUR 7,923	$0	$216	$216	$0
	Receive	DWRTFT Index	921	2.882% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019	$ 9,801	0	136	136	0

BRC	Pay	iBoxx USD Investment Grade Corporate Bond ETF	N/A	2.445% (1-Month USD-LIBOR less a specified spread)	Monthly	08/30/2019	7,965	0	15	15	0

CIB	Receive	PIMCODB Index(12)	621,135	0.000%	Monthly	02/14/2020	64,418	0	(70)	0	(70)

GST	Receive	BCOMGC Index	616,258	0.070%	Monthly	02/14/2020	94,175	0	(751)	0	(751)
	Pay	iBoxx USD Investment Grade Corporate Bond ETF	N/A	2.731% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2020	34,563	0	64	64	0

JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	3-Month USD-LIBOR	Maturity	09/20/2019	39,700	154	(1,349)	0	(1,195)
	Receive	BCOMF1T Index	146,159	2.560% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/14/2020	49,584	(21)	(325)	0	(346)
	Receive	JMABNIC2 Index(13)	68,017	0.170%	Monthly	02/14/2020	28,750	0	(117)	0	(117)
	Pay	IXUTR Index	2,040	2.687% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/18/2020	5,048	0	(78)	0	(78)

MAC	Receive	PIMCODB Index(14)	585,868	0.000%	Monthly	02/14/2020	60,797	0	(65)	0	(65)

MYI	Pay	MSQQUVLS Index	33,345	2.432% (1-Month USD-LIBOR less a specified spread)	Monthly	02/20/2020	5,253	0	(33)	0	(33)

SOG	Receive	DWRTFT Index	488	2.675% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/22/2019	5,270	0	(11)	0	(11)

								$133	$(2,368)	$431	$(2,666)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Pay	GOLDLNPM Index(10)	3.240%	Maturity	07/08/2019	$ 6,250	$0	$148	$148	$0
	Receive	SLVRLND Index(10)	7.290	Maturity	07/08/2019	4,167	0	(215)	0	(215)
	Pay	SPGCIAP Index(10)	4.452	Maturity	08/01/2019	731	0	0	0	0

MYC	Pay	GOLDLNPM Index(10)	3.294	Maturity	07/17/2019	7,989	0	191	191	0
	Pay	GOLDLNPM Index(10)	3.240	Maturity	07/26/2019	8,004	0	185	185	0
	Pay	GOLDLNPM Index(10)	3.063	Maturity	10/08/2019	7,943	0	161	161	0
	Pay	GOLDLNPM Index(10)	1.960	Maturity	05/12/2020	5,107	0	38	38	0
	Receive	SLVRLND Index(10)	3.706	Maturity	07/09/2019	7,117	0	(115)	0	(115)
	Receive	SLVRLND Index(10)	7.317	Maturity	07/17/2019	5,360	0	(278)	0	(278)
	Receive	SLVRLND Index(10)	7.398	Maturity	07/26/2019	5,297	0	(276)	0	(276)
	Receive	SLVRLND Index(10)	7.023	Maturity	10/08/2019	5,245	0	(234)	0	(234)
	Receive	SLVRLND Index(10)	4.580	Maturity	05/12/2020	3,341	0	(49)	0	(49)

SOG	Pay	GOLDLNPM Index(10)	1.782	Maturity	06/08/2020	4,345	0	23	23	0
	Receive	SLVRLND Index(10)	4.410	Maturity	06/08/2020	2,762	0	(33)	0	(33)
	Receive	SPGCIAP Index(10)	3.276	Maturity	08/01/2019	1,305	0	12	12	0
	Receive	SPGCICP Index(10)	4.000	Maturity	07/26/2019	1,425	0	(12)	0	(12)

							$0	$(454)	$758	$(1,212)

Total Swap Agreements							$(667)	$(2,101)	$2,097	$(4,865)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	67

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(11)
AZD	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BOA	226	1,879	13	2,118	(289)	0	0	(289)	1,829	0	1,829
BPS	44	0	408	452	(110)	0	(213)	(323)	129	32	161
BRC	287	30	77	394	(84)	(202)	(13)	(299)	95	0	95
CBK	678	0	54	732	(248)	(1)	0	(249)	483	(330)	153
CIB	0	0	0	0	0	0	(70)	(70)	(70)	0	(70)
DUB	0	0	52	52	0	0	0	0	52	(20)	32
FAR	0	0	0	0	0	(14)	0	(14)	(14)	0	(14)
FBF	1	0	0	1	(85)	(37)	0	(122)	(121)	0	(121)
GLM	492	0	130	622	(234)	(4)	(10)	(248)	374	(380)	(6)
GSC	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
GST	0	0	236	236	0	0	(874)	(874)	(638)	1,779	1,141
HUS	285	0	58	343	(181)	0	(8)	(189)	154	(390)	(236)
JPM	1,233	0	288	1,521	(280)	53	(2,039)	(2,266)	(745)	1,121	376
MAC	0	0	68	68	0	0	(117)	(117)	(49)	0	(49)
MSB	0	0	0	0	(18)	0	0	(18)	(18)	0	(18)
MYC	0	3,476	651	4,127	0	(3,513)	(1,432)	(4,945)	(818)	440	(378)
MYI	0	34	0	34	0	0	(33)	(33)	1	0	1
RYL	28	0	0	28	(7)	0	0	(7)	21	0	21
SCX	441	0	0	441	(568)	0	0	(568)	(127)	0	(127)
SOG	0	0	35	35	(142)	0	(56)	(198)	(163)	0	(163)
TOR	0	0	0	0	(283)	0	0	(283)	(283)	0	(283)
UAG	0	0	27	27	0	0	0	0	27	0	27

Total Over the Counter	$3,715	$5,419	$2,097	$11,231	$(2,530)	$(3,725)	$(4,865)	$(11,120)

(q)

Securities with an aggregate market value of $4,080 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(2)	YOY options may have a series of expirations.
(3)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(9)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(10)	Variance Swap
(11)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information regarding master netting agreements.

68	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

(12)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2019 Futures	2.0%	$1,281
Brent Crude July 2019 Futures	9.5	6,098
Brent Crude September 2019 Futures	2.9	1,859
Cocoa May 2019 Futures	0.1	56
Copper May 2019 Futures	1.4	930
Copper September 2019 Futures	3.9	2,529
Corn May 2019 Futures	1.1	743
Cotton No. 02 December 2019 Futures	2.0	1,271
Cotton No. 02 May 2019 Futures	0.3	165
Gas Oil May 2019 Futures	3.5	2,260
Gas Oil September 2019 Futures	1.5	966
Hard Red Winter Wheat May 2019 Futures	0.6	381
Lead September 2019 Futures	3.1	2,015
Lean Hogs August 2019 Futures	4.1	2,626
Live Cattle August 2019 Futures	5.6	3,641
Live Cattle June 2019 Futures	0.3	204
New York Harbor ULSD May 2019 Futures	7.0	4,534
New York Harbor ULSD September 2019 Futures	1.5	942
Nickel May 2019 Futures	1.1	717
NYMEX — Natural Gas May 2019 Futures	3.3	2,128
NYMEX — Natural Gas September 2019 Futures	9.6	6,187
Platinum July 2019 Futures	0.3	189
RBOB Gasoline May 2019 Futures	7.3	4,714
RBOB Gasoline September 2019 Futures	2.9	1,865
Silver May 2019 Futures	0.9	562
Soybean Meal May 2019 Futures	1.5	950
Soybean Oil May 2019 Futures	1.5	954
Soybeans May 2019 Futures	1.5	946
Wheat May 2019 Futures	0.8	511
WTI Crude May 2019 Futures	7.3	4,732
WTI Crude September 2019 Futures	1.5	981
Zinc September 2019 Futures	3.3	2,104

Total Long Futures Contracts		$60,041

Cash	6.8%	$4,377

Total Notional Amount		$64,418

(13)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude September 2019 Futures	15.0%	$4,317
Copper July 2019 Futures	10.0	2,889
Gas Oil July 2019 Futures	6.1	1,740
Gold 100 oz. August 2019 Futures	12.7	3,662
Lean Hogs July 2019 Futures	1.2	339
Live Cattle August 2019 Futures	2.2	619
New York Harbor ULSD July 2019 Futures	6.0	1,714
Nickel July 2019 Futures	9.9	2,839
RBOB Gasoline July 2019 Futures	8.7	2,506
Silver July 2019 Futures	3.9	1,110
Soybean Meal July 2019 Futures	6.8	1,969
Soybeans July 2019 Futures	15.6	4,492
Sugar No. 11 July 2019 Futures	1.9	554

Total Long Futures Contracts		$28,750

Total Notional Amount		$28,750

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	69

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

(14)	The following table represents the individual positions within the total return swap as of March 31, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum May 2019 Futures	2.0%	$1,209
Brent Crude July 2019 Futures	9.5	5,755
Brent Crude September 2019 Futures	2.9	1,754
Cocoa May 2019 Futures	0.1	53
Copper May 2019 Futures	1.4	878
Copper September 2019 Futures	3.9	2,387
Corn May 2019 Futures	1.1	701
Cotton No. 02 December 2019 Futures	2.0	1,199
Cotton No. 02 May 2019 Futures	0.3	156
Gas Oil May 2019 Futures	3.5	2,133
Gas Oil September 2019 Futures	1.5	911
Hard Red Winter Wheat May 2019 Futures	0.6	360
Lead September 2019 Futures	3.1	1,902
Lean Hogs August 2019 Futures	4.1	2,479
Live Cattle August 2019 Futures	5.6	3,437
Live Cattle June 2019 Futures	0.3	193
New York Harbor ULSD May 2019 Futures	7.0	4,279
New York Harbor ULSD September 2019 Futures	1.5	889
Nickel May 2019 Futures	1.1	677
NYMEX — Natural Gas May 2019 Futures	3.3	2,008
NYMEX — Natural Gas September 2019 Futures	9.6	5,839
Platinum July 2019 Futures	0.3	178
RBOB Gasoline May 2019 Futures	7.3	4,449
RBOB Gasoline September 2019 Futures	2.9	1,760
Silver May 2019 Futures	0.9	531
Soybean Meal May 2019 Futures	1.5	896
Soybean Oil May 2019 Futures	1.5	900
Soybeans May 2019 Futures	1.5	893
Wheat May 2019 Futures	0.8	482
WTI Crude May 2019 Futures	7.3	4,466
WTI Crude September 2019 Futures	1.5	926
Zinc September 2019 Futures	3.3	1,986

Total Long Futures Contracts		$56,666

Cash	6.8%	$4,131

Total Notional Amount		$60,797

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$626	$0	$12	$638
Futures	1,862	0	201	0	1,280	3,343
Swap Agreements	0	38	0	0	348	386

	$1,862	$38	$827	$0	$1,640	$4,367

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,715	$0	$3,715
Purchased Options	0	0	34	30	5,355	5,419
Swap Agreements	1,177	237	431	0	252	2,097

	$1,177	$237	$465	$3,745	$5,607	$11,231

	$3,039	$275	$1,292	$3,745	$7,247	$15,598

70	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$465	$0	$34	$499
Futures	1,517	0	175	0	702	2,394
Swap Agreements	0	83	0	0	374	457

	$1,517	$83	$640	$0	$1,110	$3,350

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,530	$0	$2,530
Written Options	0	1	37	202	3,485	3,725
Swap Agreements	3,152	0	122	0	1,591	4,865

	$3,152	$1	$159	$2,732	$5,076	$11,120

	$4,669	$84	$799	$2,732	$6,186	$14,470

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(1,046)	$0	$(714)	$0	$(77)	$(1,837)
Written Options	2,791	0	571	0	1,113	4,475
Futures	9,594	0	1,424	0	(4,976)	6,042
Swap Agreements	0	(2,983)	0	0	2,417	(566)

	$11,339	$(2,983)	$1,281	$0	$(1,523)	$8,114

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,788	$0	$16,788
Purchased Options	0	(14)	(60)	(8)	(698)	(780)
Written Options	0	594	320	312	493	1,719
Swap Agreements	(10,973)	277	4,680	0	(1,247)	(7,263)

	$(10,973)	$857	$4,940	$17,092	$(1,452)	$10,464

	$366	$(2,126)	$6,221	$17,092	$(2,975)	$18,578

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$65	$0	$(307)	$0	$2	$(240)
Written Options	57	0	522	0	27	606
Futures	(10,298)	0	(2,731)	0	(2,626)	(15,655)
Swap Agreements	0	88	0	0	(779)	(691)

	$(10,176)	$88	$(2,516)	$0	$(3,376)	$(15,980)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,769	$0	$1,769
Purchased Options	0	(2)	28	(109)	814	731
Written Options	0	0	6	(64)	(672)	(730)
Swap Agreements	(3,820)	12	983	0	(913)	(3,738)

	$(3,820)	$10	$1,017	$1,596	$(771)	$(1,968)

	$(13,996)	$98	$(1,499)	$1,596	$(4,147)	$(17,948)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	71

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$52,461	$0	$52,461
Industrials	0	11,933	0	11,933
Utilities	0	15,650	0	15,650
Municipal Bonds & Notes
West Virginia	0	165	0	165
U.S. Government Agencies	0	93,895	0	93,895
U.S. Treasury Obligations	0	559,238	0	559,238
Non-Agency Mortgage-Backed Securities	0	18,585	0	18,585
Asset-Backed Securities	0	71,009	0	71,009
Sovereign Issues	0	105,215	0	105,215
Common Stocks
Communication Services	769	0	0	769
Energy	10,867	0	0	10,867
Health Care	1,842	0	0	1,842
Industrials	5,176	0	0	5,176
Information Technology	3,988	0	0	3,988
Real Estate Investment Trusts
Real Estate	80,871	0	0	80,871
Short-Term Instruments
Repurchase Agreements	0	1,180	0	1,180
Argentina Treasury Bills	0	215	0	215
U.S. Treasury Bills	0	1,748	0	1,748

	$103,513	$931,294	$0	$1,034,807

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Mutual Funds	$90,094	$0	$0	$90,094
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,194	0	0	1,194

	$91,288	$0	$0	$91,288

Total Investments	$194,801	$931,294	$0	$1,126,095

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,343	1,024	0	4,367
Over the counter	0	11,139	92	11,231

	$3,343	$12,163	$92	$15,598

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,388)	(956)	0	(3,344)
Over the counter	0	(11,083)	(37)	(11,120)

	$(2,388)	$(12,039)	$(37)	$(14,464)

Total Financial Derivative Instruments	$955	$124	$55	$1,134

Totals	$195,756	$931,418	$55	$1,127,229

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

72	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Inflation Response Multi-Asset Fund (“IRMA Fund”) may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

ANNUAL REPORT	MARCH 31, 2019	73

Notes to Financial Statements (Cont.)

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Long-Term Real Return Fund	Daily	Monthly

PIMCO RealEstateRealReturn Strategy Fund	Quarterly	Quarterly

PIMCO Inflation Response Multi-Asset Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those

74	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2019

annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on

ANNUAL REPORT	MARCH 31, 2019	75

Notes to Financial Statements (Cont.)

days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

76	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2019

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2019	77

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The IRMA Fund may invest substantially all or a significant portion of its assets in Institutional Class or Class M shares of any Underlying PIMCO Funds and may also invest in other Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the IRMA Fund. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended March 31, 2019 (amounts in thousands†):

PIMCO Inflation Response Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$124,445	$21,170	$(37,487)	$(7,166)	$(10,868)	$90,094	$9,806	$0

PIMCO Short-Term Floating NAV Portfolio III	7,340	776,051	(782,200)	3	0	1,194	352	0

PIMCO Senior Floating Rate Fund	0	15,977	(16,366)	389	0	0	33	0

Totals	$131,785	$813,198	$(836,053)	$(6,774)	$(10,868)	$91,288	$10,191	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Long-Term Real Return Fund	$4,326	$232,302	$(234,801)	$(2)	$0	$1,825	$102	$0

PIMCO RealEstateRealReturn Strategy Fund	5,972	1,269,537	(1,163,400)	31	7	112,147	437	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class

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Notes to Financial Statements (Cont.)

bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2019 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a

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security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short

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Notes to Financial Statements (Cont.)

position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a

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Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. A Fund may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party,

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Notes to Financial Statements (Cont.)

known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an

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active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received

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Notes to Financial Statements (Cont.)

from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Inflation Response Multi-Asset Fund	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

New/Small Fund	X	—	—

Allocation	X	—	—

Acquired Fund	X	—	—

Interest Rate	X	X	X

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Risks	PIMCO Inflation Response Multi-Asset Fund	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Call	X	X	X

Credit	X	X	X

High Yield	—	X	X

High Yield and Distressed Company	X	—	—

Market	X	X	X

Issuer	X	X	X

Liquidity	X	X	X

Derivatives	X	X	X

Commodity	X	X	—

Equity	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X

Foreign (Non-U.S.) Investment	X	X	X

Real Estate	X	—	X

Emerging Markets	X	X	X

Sovereign Debt	X	X	X

Currency	X	X	X

Leveraging	X	X	X

Model	X	—	—

Management	X	X	X

Inflation-Indexed Security	—	X	—

Short Exposure	X	X	X

Tax	X	—	—

Subsidiary	X	—	—

Value Investing	X	—	—

Arbitrage	X	—	—

Convertible Securities	X	—	—

Small-Cap and Mid-Cap Company	X	—	—

Gold-Related	X	—	—

Exchange-Traded Fund	X	—	—

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Notes to Financial Statements (Cont.)

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

High Yield and Distressed Company Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations

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on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Gold-Related Risk  is the risk that investments tied to the price of gold may fluctuate substantially over short periods of time or be more

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Notes to Financial Statements (Cont.)

volatile than other types of investments due to changes in inflation or inflation expectations or other economic, financial and political factors in the U.S. and foreign (non-U.S.) countries.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are

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typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class		Class A	Class C
PIMCO Long-Term Real Return Fund	0.30%	0.25%	0.35%	N/A		0.25%	*	N/A	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.49%	0.25%	0.35%	0.45%	(1)	0.25%	*	0.40%	0.40%
PIMCO Inflation Response Multi-Asset Fund	0.44%	0.25%	0.35%	N/A		0.25%	*	0.45%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

ANNUAL REPORT	MARCH 31, 2019	91

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO RealEstateRealReturn Strategy Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class and Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2019, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the IRMA Fund’s management fees are greater than or equal to the management fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2019, the amount was $880,716.

PIMCO Cayman Commodity Fund VII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative

92	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2019

Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2019, the amount was $1,418,464. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Long-Term Real Return Fund	$297,463	$5,524

PIMCO RealEstateRealReturn Strategy Fund	1,139	11,541

PIMCO Inflation Response Multi-Asset Fund	179,648	191,804

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Long-Term Real Return Fund	$2,641,904	$1,164,222	$88,659	$50,988

PIMCO RealEstateRealReturn Strategy Fund	5,324,485	6,054,472	418,779	525,764

PIMCO Inflation Response Multi-Asset Fund	4,502,360	4,810,000	259,092	322,185

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2019	93

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Long-Term Real Return Fund				PIMCO RealEstateRealReturn Strategy Fund

	Year Ended 03/31/2019		Year Ended 03/31/2018		Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	171,461	$1,357,797	7,619	$63,634	35,574	$283,775	123,860		$1,008,643

I-2	926	7,447	1,321	10,953	1,019	8,367	1,828		14,722

I-3	0	0	0	0	15	118	0		0

Class D	0	0	0	0	0	0	2,863		21,440

Class A	0	0	0	0	2,876	21,796	15,956	(a)	110,189	(a)

Class C	0	0	0	0	246	1,599	327		2,135
Issued as reinvestment of distributions

Institutional Class	869	7,130	841	7,005	4,975	43,386	2,179		18,226

I-2	46	375	39	328	140	1,200	75		614

I-3	0	0	0	0	0	2	0		0

Class D	0	0	0	0	0	0	167		1,273

Class A	0	0	0	0	732	5,769	184		1,392

Class C	0	0	0	0	258	1,743	73		483
Cost of shares redeemed

Institutional Class	(14,811)	(119,289)	(10,250)	(85,254)	(108,804)	(925,781)	(26,549)		(217,277)

I-2	(1,004)	(7,987)	(1,183)	(9,850)	(3,324)	(26,261)	(4,757)		(38,235)

I-3	0	0	0	0	(7)	(54)	0		0

Class D	0	0	0	0	0	0	(24,356	)(a)	(172,731	)(a)

Class A	0	0	0	0	(11,862)	(88,787)	(14,232)		(106,141)

Class C	0	0	0	0	(2,465)	(15,882)	(6,157)		(39,906)

Net increase (decrease) resulting from Fund share transactions	157,487	$1,245,473	(1,613)	$(13,184)	(80,627)	$(689,010)	71,461		$604,827

	PIMCO Inflation Response Multi-Asset Fund

	Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	62,418	$508,224	28,835		$252,160

I-2	656	5,602	927		8,096

I-3	0	0	0		0

Class D	0	0	0		0

Class A	54	441	220		1,908

Class C	0	0	29	(b)	237	(b)
Issued as reinvestment of distributions

Institutional Class	11,600	91,706	6,561		57,172

I-2	202	1,582	58		502

I-3	0	0	0		0

Class D	0	0	0		0

Class A	74	580	55		472

Class C	0	0	2	(b)	17	(b)
Cost of shares redeemed

Institutional Class	(79,596)	(662,232)	(24,320)		(211,408)

I-2	(265)	(2,154)	(411)		(3,579)

I-3	0	0	0		0

Class D	0	0	0		0

Class A	(286)	(2,316)	(302)		(2,623)

Class C	0	0	(268	)(b)	(2,262	)(b)

Net increase (decrease) resulting from Fund share transactions	(5,143)	$(58,567)	11,386		$100,692

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 12,294 Class D shares in the amount of $83,422 converted into Class A shares of the Fund.
(b)	Class C Shares liquidated at the close of business on July 28, 2017.

94	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2019

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Long-Term Real Return Fund	0	2	0%	87%

PIMCO RealEstateRealReturn Strategy Fund	0	2	0%	66%

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on August 1, 2011, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Inflation Response Multi-Asset Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on August 31, 2011, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 13.7% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which invests primarily in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and/or other fixed income instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the

ANNUAL REPORT	MARCH 31, 2019	95

Notes to Financial Statements (Cont.)

reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Long-Term Real Return Fund	$0	$0	$61,223	$0	$(87,856)	$0	$(1,610)

PIMCO RealEstateRealReturn Strategy Fund	40,854	0	164,004	0	(73,361)	0	0

PIMCO Inflation Response Multi-Asset Fund	0	0	(6,010)	0	(66,707)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, partnerships, treasury inflation protected securities (TIPS), sale/buyback transactions, straddle loss deferrals, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

96	PIMCO REAL RETURN STRATEGY FUNDS

March 31, 2019

As of March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Long-Term Real Return Fund*	$54,369	$33,487

PIMCO RealEstateRealReturn Strategy Fund	32,831	40,530

PIMCO Inflation Response Multi-Asset Fund*	26,961	39,746

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and recognized built-in loss under IRC 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Long-Term Real Return Fund	$1,960,238	$76,250	$(15,070)	$61,180

PIMCO RealEstateRealReturn Strategy Fund	2,422,832	206,333	(42,429)	163,904

PIMCO Inflation Response Multi-Asset Fund	1,127,236	64,482	(70,498)	(6,016)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, straddle loss deferrals, treasury inflation protected securities (TIPS), unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, partnerships sale/buyback transactions, and Lehman Securities.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Long-Term Real Return Fund	$7,527	$0	$0	$4,886	$0	$2,457

PIMCO RealEstateRealReturn Strategy Fund	53,503	0	0	22,501	0	0

PIMCO Inflation Response Multi-Asset Fund	90,462	0	3,739	58,201	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	97

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (three of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations and cash flows for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

98	PIMCO REAL RETURN STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada

BPS	BNP Paribas S.A.	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland PLC

BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co.	SCX	Standard Chartered Bank

BSN	Bank of Nova Scotia	GST	Goldman Sachs International	SOG	Societe Generale Paris

CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

CIB	Canadian Imperial Bank of Commerce	IND	Crédit Agricole Corporate and Investment Bank S.A.	TDM	TD Securities (USA) LLC

DEU	Deutsche Bank Securities, Inc.	JPM	JP Morgan Chase Bank N.A.	TOR	Toronto Dominion Bank

DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CLP	Chilean Peso	ILS	Israeli Shekel	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	TRY	Turkish New Lira

COP	Colombian Peso	KRW	South Korean Won	TWD	Taiwanese Dollar

CZK	Czech Koruna	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand

EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	OTC	Over the Counter

CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	DAX	Deutscher Aktien Index 30	MEHMID	Custom Commodity Forward Index

BADLARPP	Argentina Badlar Floating Rate Notes	DWRTFT	Dow Jones Wilshire REIT Total Return Index	MSQQUVLS	Morgan Stanley & Co. International Custom Equity Index

BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	EURMARGIN	European Refined Margin	PIMCODB	PIMCO Custom Commodity Basket

BCOMGC	Bloomberg Gold Sub-Index	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	PLATGOLD	Platinum-Gold Spread

BRENT	Brent Crude	FRCPXTOB	France Consumer Price ex-Tobacco Index	S&P 500	Standard & Poor’s 500 Index

CDX.EM	Credit Derivatives Index - Emerging Markets	GOLDLNPM	London Gold Market Fixing Ltd. PM	SLVRLND	London Silver Market Fixing Ltd.

CDX.HY	Credit Derivatives Index - High Yield	ISDA	International Swaps and Derivatives Association, Inc.	SPGCIAP	S&P GSCI Aluminum ER

CDX.IG	Credit Derivatives Index - Investment Grade	IXUTR	Utilities Select Sector Total Return Index	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index

CMBX	Commercial Mortgage-Backed Index	JETBRENT	Jet Brent Crack Swaps	TOPIX	Tokyo Price Index

COCL	ICE BofAML Large Cap Contingent Capital Index	JMABNIC	J.P. Morgan Nic Custom Index	UKRPI	United Kingdom Retail Prices Index

CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	LLS	Light Louisiana Sweet Crude	ULSD	Ultra-Low Sulfur Diesel

CPTFEMU	Eurozone HICP ex-Tobacco Index	MEHCL	Custom Commodity Forward Index	US0003M	3 Month USD Swap Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:

ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	MSCI	Morgan Stanley Capital International	TBA	To-Be-Announced

BBR	Bank Bill Rate	NCUA	National Credit Union Administration	TELBOR	Tel Aviv Inter-Bank Offered Rate

BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor	U&I	Up and In Barrier Option

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WTI	West Texas Intermediate

DAC	Designated Activity Company	oz.	Ounce	YOY	Year-Over-Year

EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending

ANNUAL REPORT	MARCH 31, 2019	99

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Long-Term Real Return Fund	0.00%	0.00%	$7,527	$0

PIMCO RealEstateRealReturn Strategy Fund	0.00%	0.00%	53,503	0

PIMCO Inflation Response Multi-Asset Fund	0.00%	0.00%	6,314	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

100	PIMCO REAL RETURN STRATEGY FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2019	101

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

102	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	103

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms

104	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

engaged by the Funds or their service providers may collect or share information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	105

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3006AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Short Asset Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

2	PIMCO SHORT DURATION STRATEGY FUNDS

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The PIMCO Government Money Market Fund operates as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940. Government money market funds are permitted to transact fund shares at a NAV calculated using the amortized cost valuation method.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. (These charges do not apply to the PIMCO Government Money Market Fund.) The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class M, I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class M, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by

4	PIMCO SHORT DURATION STRATEGY FUNDS

Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class M	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Government Money Market Fund	01/27/09	05/13/16	01/27/09	05/14/09	—	05/13/16	05/14/09	05/14/09	Diversified
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	—	—	02/02/98	—	—	Diversified
PIMCO Low Duration ESG Fund	12/31/96	12/31/96	—	11/19/10	—	—	—	—	Diversified
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	12/21/15	05/31/12	04/27/18	05/31/12	05/31/12	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year. This requirement does not apply to money market funds.

ANNUAL REPORT	MARCH 31, 2019	5

PIMCO Government Money Market Fund

Institutional Class - PGYXX	Administrative Class - PGOXX
Class M - PGFXX	Class A - AMAXX
I-2 - PGPXX	Class C - AMGXX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Class M commenced operations.

Allocation Breakdown as of 03/31/2019†§

Repurchase Agreements	94.6%

U.S. Treasury Bills	5.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2019

	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Institutional Class	2.52%	2.37%	2.03%	0.70%	0.39%	0.38%
PIMCO Government Money Market Fund Class M	2.52%	2.37%	2.03%	0.70%	0.38%	0.38%
PIMCO Government Money Market Fund I-2	2.42%	2.27%	1.93%	0.63%	—	0.34%
PIMCO Government Money Market Fund Administrative Class	2.52%	2.37%	2.03%	0.70%	0.39%	0.38%
PIMCO Government Money Market Fund Class A	2.37%	2.21%	1.88%	0.60%	—	0.33%
PIMCO Government Money Market Fund Class C	2.37%	2.21%	1.88%	0.60%	—	0.33%
FTSE 3-Month Treasury Bill Index			2.11%	0.72%	0.41%	0.40%♦
Lipper Institutional U.S. Government Money Markets Funds Average			1.72%	0.53%	0.29%	0.29%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 01/31/2009.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class M shares. The prior Class M performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.18% for Institutional Class shares, 0.18% for Class M shares, 0.28% for I-2 shares, 0.18% for Administrative Class shares, 0.33% for Class A shares, and 0.33% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund had greater exposure to high quality and short-maturity assets during the reporting period.

»	The Fund’s weighted average maturity remained low over the reporting period, reducing its sensitivity to interest rate changes.

»	The Fund maintained its high level of collateralized repurchase agreement holdings to maintain a stable net asset value and liquidity profile.

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

U.S. Government Agencies	42.7%

Corporate Bonds & Notes	24.4%

Short-Term Instruments‡	11.5%

Asset-Backed Securities	10.5%

U.S. Treasury Obligations	7.7%

Non-Agency Mortgage-Backed Securities	3.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	2.49%	1.28%	2.68%	4.20%
PIMCO Low Duration Fund II Administrative Class	2.24%	1.03%	2.43%	3.94%
ICE BofAML 1-3 Year U.S. Treasury Index	2.72%	0.98%	1.04%	3.69%
Lipper Short Investment Grade Debt Funds Average	2.89%	1.39%	2.72%	3.94%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, and 0.75% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to investment grade corporate securities contributed to performance, as these securities generally posted positive total returns.

»	Positions in non-agency mortgage-backed securities contributed to performance, as these securities generated positive total returns.

»	Holdings of inflation-linked securities contributed to performance, as breakeven rates rose.

»	Positions in agency mortgage-backed securities detracted from performance, as spreads widened during the majority of the reporting period.

»	Underweight exposure at the 7-year portion of the Treasury curve detracted from performance, as interest rates fell.

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO Low Duration ESG Fund

Institutional Class - PLDIX
I-2 - PLUPX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	42.2%

U.S. Government Agencies	39.3%

Asset-Backed Securities	5.6%

U.S. Treasury Obligations	4.0%

Short-Term Instruments	3.8%

Sovereign Issues	3.1%

Non-Agency Mortgage-Backed Securities	2.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration ESG Fund Institutional Class	2.28%	1.22%	3.26%	3.88%
PIMCO Low Duration ESG Fund I-2	2.18%	1.12%	3.14%	3.77%
ICE BofAML 1-3 Year U.S. Treasury Index	2.72%	0.98%	1.04%	3.18%
Lipper Short Investment Grade Debt Funds Average	2.89%	1.39%	2.72%	3.32%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares and 0.60% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. In addition, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to the front-end of the yield curve contributed to performance, as front-end interest rates rose.

»	Exposure to investment grade corporate securities contributed to performance, as these securities generally posted positive total returns.

»	Positions in non-agency mortgage-backed securities contributed to performance, as these securities generated positive total returns.

»	Exposure to duration in the Eurozone semi-core and periphery detracted from performance, primarily driven by short exposure to duration in France and Italy, as rates fell in both regions.

»	Long Swedish krona exposure detracted from relative performance, as the currency depreciated against the U.S. dollar.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	I-3 - PANDX
Class M - PAMSX	Administrative Class - PAIQX
I-2 - PAIPX	Class A - PAIAX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Corporate Bonds & Notes	52.8%

Short-Term Instruments‡	27.8%

Asset-Backed Securities	14.1%

U.S. Government Agencies	3.6%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	2.32%	1.49%	1.46%
PIMCO Short Asset Investment Fund I-2	2.22%	1.38%	1.36%
PIMCO Short Asset Investment Fund I-3	2.17%	1.32%	1.29%
PIMCO Short Asset Investment Fund Class M	2.32%	1.49%	1.47%
PIMCO Short Asset Investment Fund Administrative Class	2.04%	1.22%	1.20%
PIMCO Short Asset Investment Fund Class A	1.97%	1.13%	1.11%
PIMCO Short Asset Investment Fund Class A (adjusted)	(0.33)%	0.67%	0.77%
FTSE 3-Month Treasury Bill Index	2.11%	0.72%	0.54%
Lipper Ultra-Short Obligation Funds Average	2.36%	1.07%	0.98%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.37% for Institutional Class shares, 0.47% for I-2 shares, 0.57% for I-3 shares, 0.37% for Class M Shares, 0.62% for Administrative Class shares, and 0.72% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to investment grade corporate securities contributed to performance, as these securities generally posted positive total returns.

»	Underweight exposure to U.S. duration contributed to performance, as rates rose.

»	Holdings of U.S. dollar-denominated emerging market debt contributed to performance, as security selection benefited performance.

ANNUAL REPORT	MARCH 31, 2019	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Government Money Market Fund
Institutional Class	$1,000.00	$1,011.30	$0.90	$1,000.00	$1,024.03	$0.91	0.18%
Class M	1,000.00	1,011.30	0.90	1,000.00	1,024.03	0.91	0.18
I-2	1,000.00	1,010.80	1.40	1,000.00	1,023.54	1.41	0.28
Administrative Class	1,000.00	1,011.30	0.90	1,000.00	1,024.03	0.91	0.18
Class A	1,000.00	1,010.60	1.65	1,000.00	1,023.29	1.66	0.33
Class C	1,000.00	1,010.60	1.65	1,000.00	1,023.29	1.66	0.33

PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$1,018.20	$2.87	$1,000.00	$1,022.09	$2.87	0.57%
Administrative Class	1,000.00	1,017.00	4.12	1,000.00	1,020.84	4.13	0.82

PIMCO Low Duration ESG Fund
Institutional Class	$1,000.00	$1,016.50	$2.61	$1,000.00	$1,022.34	$2.62	0.52%
I-2	1,000.00	1,016.00	3.12	1,000.00	1,021.84	3.13	0.62

10	PIMCO SHORT DURATION STRATEGY FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$1,009.50	$1.55	$1,000.00	$1,023.39	$1.56	0.31%
Class M	1,000.00	1,009.50	1.55	1,000.00	1,023.39	1.56	0.31
I-2	1,000.00	1,009.00	2.05	1,000.00	1,022.89	2.07	0.41
I-3	1,000.00	1,008.80	2.30	1,000.00	1,022.64	2.32	0.46
Administrative Class	1,000.00	1,008.10	2.80	1,000.00	1,022.14	2.82	0.56
Class A	1,000.00	1,007.80	3.30	1,000.00	1,021.64	3.33	0.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2019	11

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

* It is not possible to invest directly in an unmanaged index.

12	PIMCO SHORT DURATION STRATEGY FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2019	13

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Government Money Market Fund
Institutional Class

03/31/2019	$1.00	$0.02	$0.00	$0.02	$(0.02)	$0.00	$0.00	$(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class M

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)

03/31/2015	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
I-2

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	0.00

03/31/2015	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
Administrative Class

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2015	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
Class C

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)

03/31/2015	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

PIMCO Low Duration Fund II
Institutional Class

03/31/2019	$9.67	$0.22	$0.02	$0.24	$(0.23)	$0.00	$0.00	$(0.23)

03/31/2018	9.75	0.13	(0.06)	0.07	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.73	0.13	0.07	0.20	(0.18)	0.00	0.00	(0.18)

03/31/2016	9.84	0.13	(0.07)	0.06	(0.17)	0.00	0.00	(0.17)

03/31/2015	9.90	0.08	(0.03)	0.05	(0.11)	0.00	0.00	(0.11)
Administrative Class

03/31/2019	9.67	0.20	0.01	0.21	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.75	0.11	(0.06)	0.05	(0.13)	0.00	0.00	(0.13)

03/31/2017	9.73	0.11	0.06	0.17	(0.15)	0.00	0.00	(0.15)

03/31/2016	9.84	0.10	(0.06)	0.04	(0.15)	0.00	0.00	(0.15)

03/31/2015	9.90	0.06	(0.03)	0.03	(0.09)	0.00	0.00	(0.09)

PIMCO Low Duration ESG Fund
Institutional Class

03/31/2019	$9.45	$0.19	$0.02	$0.21	$(0.21)	$0.00	$0.00	$(0.21)

03/31/2018	9.48	0.09	(0.03)	0.06	(0.09)	0.00	0.00	(0.09)

03/31/2017	9.48	0.17	0.01	0.18	(0.15)	0.00	(0.03)	(0.18)

03/31/2016	9.69	0.17	(0.18)	(0.01)	(0.11)	0.00	(0.09)	(0.20)

03/31/2015	9.83	0.07	0.07	0.14	(0.28)	0.00	0.00	(0.28)

14	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$1.00	2.03%	$411,895	0.18%	0.18%	0.18%	0.18%	2.07%	N/A

1.00	1.03	225,369	0.18	0.18	0.18	0.18	1.06	N/A

1.00	0.31	131,503	0.19 *	0.19 *	0.19 *	0.19 *	0.38 *	N/A

1.00	2.03	332,849	0.18	0.18	0.18	0.18	2.02	N/A

1.00	1.02	405,380	0.18	0.18	0.18	0.18	0.96	N/A

1.00	0.34	546,517	0.19	0.19	0.19	0.19	0.32	N/A

1.00	0.12	349,528	0.16	0.18	0.16	0.18	0.05	N/A

1.00	0.02	574,154	0.10	0.18	0.10	0.18	0.00	N/A

1.00	1.93	16,007	0.28	0.28	0.28	0.28	2.04	N/A

1.00	0.92	12,444	0.28	0.28	0.28	0.28	0.95	N/A

1.00	0.24	2,885	0.29	0.29	0.29	0.29	0.24	N/A

1.00	0.08	1,040	0.19	0.28	0.19	0.28	0.04	N/A

1.00	0.02	1,138	0.09	0.28	0.09	0.28	0.01	N/A

1.00	2.03	63,929	0.18	0.18	0.18	0.18	1.96	N/A

1.00	1.03	104,669	0.18	0.18	0.18	0.18	1.02	N/A

1.00	0.31	85,639	0.19 *	0.19 *	0.19 *	0.19 *	0.39 *	N/A

1.00	1.88	454,398	0.33	0.33	0.33	0.33	1.96	N/A

1.00	0.87	139,820	0.33	0.33	0.33	0.33	0.86	N/A

1.00	0.19	134,221	0.34	0.34	0.34	0.34	0.22	N/A

1.00	0.07	6,649	0.21	0.33	0.21	0.33	0.04	N/A

1.00	0.02	9,826	0.09	0.33	0.09	0.33	0.01	N/A

1.00	1.88	47,512	0.33	0.33	0.33	0.33	1.89	N/A

1.00	0.87	35,277	0.33	0.33	0.33	0.33	0.85	N/A

1.00	0.19	57,969	0.34	0.34	0.34	0.34	0.22	N/A

1.00	0.07	3,531	0.22	0.33	0.22	0.33	0.05	N/A

1.00	0.02	3,393	0.09	0.33	0.09	0.33	0.01	N/A

$9.68	2.49%	$365,472	0.54%	0.54%	0.50%	0.50%	2.31%	522%

9.67	0.72	365,528	0.50	0.50	0.50	0.50	1.37	701

9.75	2.03	321,426	0.54	0.54	0.50	0.50	1.34	491

9.73	0.66	340,320	0.54	0.54	0.50	0.50	1.29	282

9.84	0.53	382,254	0.50	0.50	0.50	0.50	0.82	170

9.68	2.24	9,567	0.79	0.79	0.75	0.75	2.06	522

9.67	0.46	9,071	0.75	0.75	0.75	0.75	1.11	701

9.75	1.77	9,055	0.79	0.79	0.75	0.75	1.10	491

9.73	0.41	10,037	0.79	0.79	0.75	0.75	1.03	282

9.84	0.27	9,909	0.75	0.75	0.75	0.75	0.58	170

$9.45	2.28%	$200,150	0.52%	0.52%	0.50%	0.50%	1.98%	492%

9.45	0.61	152,255	0.50	0.50	0.50	0.50	0.99	456

9.48	1.89	127,164	0.55	0.55	0.50	0.50	1.81	455

9.48	(0.10)	165,419	0.52	0.52	0.50	0.50	1.79	257

9.69	1.44	194,553	0.50	0.50	0.50	0.50	0.75	159

ANNUAL REPORT	MARCH 31, 2019	15

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration ESG Fund (Cont.)
I-2

03/31/2019	$9.45	$0.18	$0.02	$0.20	$(0.20)	$0.00	$0.00	$(0.20)

03/31/2018	9.48	0.08	(0.03)	0.05	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.48	0.16	0.01	0.17	(0.14)	0.00	(0.03)	(0.17)

03/31/2016	9.69	0.16	(0.18)	(0.02)	(0.10)	0.00	(0.09)	(0.19)

03/31/2015	9.83	0.06	0.07	0.13	(0.27)	0.00	0.00	(0.27)

PIMCO Short Asset Investment Fund
Institutional Class

03/31/2019	$10.04	$0.26	$(0.03)	$0.23	$(0.25)	$(0.01)	$0.00	$(0.26)

03/31/2018	10.05	0.17	0.03	0.20	(0.17)	(0.04)	0.00	(0.21)

03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)

03/31/2016	10.02	0.10	(0.02)	0.08	(0.10)	0.00	0.00	(0.10)

03/31/2015	10.07	0.07	(0.02)	0.05	(0.08)	(0.02)	0.00	(0.10)
Class M

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)

03/31/2018	10.05	0.16	0.04	0.20	(0.17)	(0.04)	0.00	(0.21)

03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)

12/21/2015 - 03/31/2016	10.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
I-2

03/31/2019	10.04	0.25	(0.03)	0.22	(0.24)	(0.01)	0.00	(0.25)

03/31/2018	10.05	0.16	0.03	0.19	(0.16)	(0.04)	0.00	(0.20)

03/31/2017	10.00	0.12	0.06	0.18	(0.13)	0.00	0.00	(0.13)

03/31/2016	10.02	0.10	(0.03)	0.07	(0.09)	0.00	0.00	(0.09)

03/31/2015	10.07	0.05	(0.01)	0.04	(0.07)	(0.02)	0.00	(0.09)
I-3

04/27/2018 - 03/31/2019	10.05	0.24	(0.05)	0.19	(0.22)	(0.01)	0.00	(0.23)
Administrative Class

03/31/2019	10.04	0.23	(0.02)	0.21	(0.23)	(0.01)	0.00	(0.24)

03/31/2018	10.05	0.13	0.04	0.17	(0.14)	(0.04)	0.00	(0.18)

03/31/2017	10.00	0.12	0.04	0.16	(0.11)	0.00	0.00	(0.11)

03/31/2016	10.02	0.07	(0.02)	0.05	(0.07)	0.00	0.00	(0.07)

03/31/2015	10.07	0.05	(0.02)	0.03	(0.06)	(0.02)	0.00	(0.08)
Class A

03/31/2019	10.04	0.22	(0.02)	0.20	(0.22)	(0.01)	0.00	(0.23)

03/31/2018	10.05	0.13	0.03	0.16	(0.13)	(0.04)	0.00	(0.17)

03/31/2017	10.00	0.10	0.05	0.15	(0.10)	0.00	0.00	(0.10)

03/31/2016	10.02	0.07	(0.03)	0.04	(0.06)	0.00	0.00	(0.06)

03/31/2015	10.07	0.03	(0.01)	0.02	(0.05)	(0.02)	0.00	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.45	2.18%	$48,685	0.62%		0.62%		0.60%		0.60%		1.88%		492%

9.45	0.51	37,748	0.60		0.60		0.60		0.60		0.90		456

9.48	1.79	35,142	0.65		0.65		0.60		0.60		1.68		455

9.48	(0.20)	33,327	0.62		0.62		0.60		0.60		1.65		257

9.69	1.34	31,019	0.60		0.60		0.60		0.60		0.61		159

$10.01	2.32%	$4,124,502	0.34%		0.38%		0.30%		0.34%		2.55%		110%

10.04	1.92	2,341,486	0.29		0.37		0.26		0.34		1.67		123

10.05	1.91	1,002,290	0.26		0.36		0.24		0.34		1.32		946

10.00	0.79	599,714	0.25		0.35		0.24		0.34		0.96		256

10.02	0.50	231,977	0.26		0.36		0.24		0.34		0.71		2,324

10.01	2.32	5,103	0.34		0.38		0.30		0.34		2.59		110

10.04	1.93	10	0.29		0.37		0.26		0.34		1.63		123

10.05	1.91	10	0.26		0.36		0.24		0.34		1.32		946

10.00	0.34	10	0.25	*	0.35	*	0.24	*	0.34	*	1.17	*	256

10.01	2.22	383,620	0.44		0.48		0.40		0.44		2.45		110

10.04	1.81	210,245	0.39		0.47		0.36		0.44		1.55		123

10.05	1.81	125,011	0.36		0.46		0.34		0.44		1.24		946

10.00	0.69	53,296	0.35		0.45		0.34		0.44		0.97		256

10.02	0.40	496	0.36		0.46		0.34		0.44		0.53		2,324

10.01	1.92	2,710	0.49	*	0.58	*	0.45	*	0.54	*	2.57	*	110

10.01	2.04	101,916	0.59		0.63		0.55		0.59		2.32		110

10.04	1.62	24,279	0.54		0.62		0.51		0.59		1.33		123

10.05	1.66	349,448	0.51		0.61		0.49		0.59		1.23		946

10.00	0.54	321	0.50		0.60		0.49		0.59		0.68		256

10.02	0.25	438	0.51		0.61		0.49		0.59		0.46		2,324

10.01	1.97	534,734	0.69		0.73		0.65		0.69		2.19		110

10.04	1.56	415,240	0.64		0.72		0.61		0.69		1.31		123

10.05	1.55	182,428	0.61		0.71		0.59		0.69		0.98		946

10.00	0.43	58,738	0.60		0.70		0.59		0.69		0.67		256

10.02	0.15	6,168	0.61		0.71		0.59		0.69		0.34		2,324

ANNUAL REPORT	MARCH 31, 2019	17

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Assets:

Investments, at value
Investments in securities*	$1,413,889	$422,728	$324,579	$3,778,469
Investments in Affiliates	0	51,251	0	1,176,543
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	272	311	1,644
Over the counter	0	265	388	0
Cash	1	1	1	3
Deposits with counterparty	0	5,924	2,236	10,136
Foreign currency, at value	0	0	297	0
Receivable for investments sold	0	36	132	1,435
Receivable for TBA investments sold	0	104,688	118,022	0
Receivable for Fund shares sold	21,917	137	191	770,416
Interest and/or dividends receivable	304	1,314	1,345	22,323
Dividends receivable from Affiliates	0	135	0	2,202
Reimbursement receivable from PIMCO	1	0	0	105
Total Assets	1,436,112	586,751	447,502	5,763,276

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$1,939	$0	$243,881
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	266	215	581
Over the counter	0	0	183	0
Payable for investments purchased	106,439	0	1,303	39,615
Payable for investments in Affiliates purchased	0	135	0	302,202
Payable for TBA investments purchased	0	208,194	196,188	0
Deposits from counterparty	0	767	431	0
Payable for Fund shares redeemed	2,427	213	216	22,415
Distributions payable	372	37	14	417
Accrued investment advisory fees	147	79	52	802
Accrued supervisory and administrative fees	136	79	56	641
Accrued distribution fees	0	2	0	14
Accrued servicing fees	0	0	0	118
Other liabilities	1	1	9	5
Total Liabilities	109,522	211,712	198,667	610,691

Net Assets	$1,326,590	$375,039	$248,835	$5,152,585

Net Assets Consist of:

Paid in capital	$1,326,589	$386,837	$255,325	$5,169,156
Distributable earnings (accumulated loss)	1	(11,798)	(6,490)	(16,571)

Net Assets	$1,326,590	$375,039	$248,835	$5,152,585

Cost of investments in securities	$1,413,889	$419,949	$323,499	$3,776,977
Cost of investments in Affiliates	$0	$51,527	$0	$1,180,385
Cost of foreign currency held	$0	$0	$300	$0
Cost or premiums of financial derivative instruments, net	$0	$578	$173	$2,197

* Includes repurchase agreements of:	$1,337,746	$2,545	$9,569	$4,355

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Net Assets:

Institutional Class	$411,895	$365,472	$200,150	$4,124,502
Class M	332,849	N/A	N/A	5,103
I-2	16,007	N/A	48,685	383,620
I-3	N/A	N/A	N/A	2,710
Administrative Class	63,929	9,567	N/A	101,916
Class A	454,398	N/A	N/A	534,734
Class C	47,512	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	411,897	37,772	21,191	412,090
Class M	332,849	N/A	N/A	510
I-2	16,007	N/A	5,154	38,329
I-3	N/A	N/A	N/A	271
Administrative Class	63,928	989	N/A	10,182
Class A	454,397	N/A	N/A	53,428
Class C	47,512	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:

Institutional Class	$1.00	$9.68	$9.45	$10.01
Class M	1.00	N/A	N/A	10.01
I-2	1.00	N/A	9.45	10.01
I-3	N/A	N/A	N/A	10.01
Administrative Class	1.00	9.68	N/A	10.01
Class A	1.00	N/A	N/A	10.01
Class C	1.00	N/A	N/A	N/A

ANNUAL REPORT	MARCH 31, 2019	19

Statements of Operations

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Investment Income:

Interest, net of foreign taxes*	$21,692	$8,461	$5,352	$97,669
Dividends from Investments in Affiliates	0	2,021	0	16,189
Total Income	21,692	10,482	5,352	113,858

Expenses:

Investment advisory fees	1,162	921	535	7,854
Supervisory and administrative fees	1,020	921	579	6,268
Distribution and/or servicing fees - Administrative Class	0	23	3 (a)	203
Servicing fees - Class A	0	0	0	1,163
Trustee fees	5	2	1	21
Interest expense	0	141	41	1,633
Miscellaneous expense	28	1	2	193
Total Expenses	2,215	2,009	1,161	17,335
Waiver and/or Reimbursement by PIMCO	(4)	0	0	(1,610)
Net Expenses	2,211	2,009	1,161	15,725

Net Investment Income (Loss)	19,481	8,473	4,191	98,133

Net Realized Gain (Loss):

Investments in securities	45	1,309	(1,351)	(383)
Investments in Affiliates	0	11	0	(22)
Net capital gain distributions received from Affiliate investments	0	58	0	743
Exchange-traded or centrally cleared financial derivative instruments	0	(2,932)	(2,087)	(6,225)
Over the counter financial derivative instruments	0	215	1,574	0
Short sales	0	0	0	(856)
Foreign currency	0	0	(256)	0

Net Realized Gain (Loss)	45	(1,339)	(2,120)	(6,743)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	0	2,378	1,644	1,333
Investments in Affiliates	0	(253)	0	(3,858)
Exchange-traded or centrally cleared financial derivative instruments	0	(295)	(1,346)	(2,594)
Over the counter financial derivative instruments	0	(112)	2,568	0
Foreign currency assets and liabilities	0	(6)	12	0

Net Change in Unrealized Appreciation (Depreciation)	0	1,712	2,878	(5,119)

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,526	$8,846	$4,949	$86,271

* Foreign tax withholdings	$0	$0	$6	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on October 31, 2018.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund II		PIMCO Low Duration ESG Fund			PIMCO Short Asset Investment Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019		Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$19,481	$8,307	$8,473	$4,732	$4,191		$1,834	$98,133	$31,000
Net realized gain (loss)	45	30	(1,339)	(32)	(2,120)		555	(6,743)	4,233
Net change in unrealized appreciation (depreciation)	0	0	1,712	(2,184)	2,878		(1,808)	(5,119)	(1,337)

Net Increase (Decrease) in Net Assets Resulting from Operations	19,526	8,337	8,846	2,516	4,949		581	86,271	33,896

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(4,710)	(1,648)	(8,505)	(5,246)	(3,897)		(1,410)	(81,971)	(28,873)
Class M	(7,430)	(4,143)	0	0	0		0	(114)	0
I-2	(216)	(41)	0	0	(971)		(277)	(7,771)	(3,173)
I-3	0	0	0	0	0		0	(22)	0
Administrative Class	(1,590)	(1,020)	(195)	(117)	(16	)(b)	(27)	(2,083)	(1,540)
Class D	0	0	0	0	0		0	0	(495	)(a)
Class A	(4,816)	(1,134)	0	0	0		0	(10,665)	(4,680)
Class C	(759)	(319)	0	0	0		0	0	0

Total Distributions(c)	(19,521)	(8,305)	(8,700)	(5,363)	(4,884)		(1,714)	(102,626)	(38,761)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	403,626	(35,807)	294	46,965	56,376		26,230	2,177,680	1,313,169

Total Increase (Decrease) in Net Assets	403,631	(35,775)	440	44,118	56,441		25,097	2,161,325	1,308,304

Net Assets:

Beginning of year	922,959	958,734	374,599	330,481	192,394		167,297	2,991,260	1,682,956
End of year	$1,326,590	$922,959	$375,039	$374,599	$248,835		$192,394	$5,152,585	$2,991,260

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	21

Schedule of Investments PIMCO Government Money Market Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.6%

SHORT-TERM INSTRUMENTS 106.6%

REPURCHASE AGREEMENTS (c) 100.9%
		$1,337,746

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 5.7%

U.S. Treasury Bills
2.445% due 04/16/2019 - 05/23/2019 (a)(b)	$76,300	76,143

Total Short-Term Instruments (Cost $1,413,889)		1,413,889

Total Investments in Securities (Cost $1,413,889)		1,413,889

Total Investments 106.6% (Cost $1,413,889)		$1,413,889

Other Assets and Liabilities, net (6.6)%		(87,299)

Net Assets 100.0%		$1,326,590

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	2.510%	04/01/2019	04/02/2019	$100,000	U.S. Treasury Bonds 3.000% - 6.000% due 02/15/2026 - 05/15/2045	$(101,904)	$100,000	$100,007
	3.300	03/29/2019	04/01/2019	100,000	U.S. Treasury Notes 2.875% due 05/31/2025	(101,518)	100,000	100,028
BOS	2.350	03/29/2019	04/01/2019	20,000	U.S. Treasury Bonds 2.500% due 02/15/2045	(15,306)	20,000	20,004
					U.S. Treasury Notes 2.125% due 05/15/2025	(5,093)
BSN	2.750	03/29/2019	04/01/2019	109,300	U.S. Treasury Notes 2.500% due 03/31/2023	(110,263)	109,300	109,325
FICC	2.000	03/29/2019	04/01/2019	16,246	U.S. Treasury Bonds 2.875% due 08/15/2045	(16,574)	16,246	16,249
GSC	2.550	03/29/2019	04/01/2019	20,000	Fannie Mae 4.500% due 07/01/2048	(20,768)	20,000	20,004
IND	2.700	03/29/2019	04/01/2019	40,600	U.S. Treasury Notes 2.500% due 05/15/2024	(41,441)	40,600	40,609
MBC	2.950	03/29/2019	04/01/2019	268,700	U.S. Treasury Notes 2.000% - 2.125% due 07/31/2022 - 03/31/2024	(277,442)	268,700	268,766
NXN	3.000	03/29/2019	04/01/2019	200,000	U.S. Treasury Bonds 2.875% due 08/15/2045	(18,279)	200,000	200,050
					U.S. Treasury Notes 2.000% due 11/15/2026	(186,071)
RDR	2.950	03/29/2019	04/01/2019	253,100	U.S. Treasury Notes 2.750% - 2.875% due 05/31/2023 - 02/15/2024	(258,551)	253,100	253,162
SCX	3.350	03/29/2019	04/01/2019	21,400	U.S. Treasury Bonds 3.000% due 11/15/2045	(21,862)	21,400	21,406
SGY	3.000	03/29/2019	04/01/2019	188,400	U.S. Treasury Notes 2.500% due 01/15/2022	(192,117)	188,400	188,447

Total Repurchase Agreements						$(1,367,189)	$1,337,746	$1,338,057

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
AZD	$200,035	$0	$0	$200,035	$(203,422)	$(3,387)
BOS	20,004	0	0	20,004	(20,399)	(395)
BSN	109,325	0	0	109,325	(110,263)	(938)
FICC	16,249	0	0	16,249	(16,573)	(324)
GSC	20,004	0	0	20,004	(20,768)	(764)
IND	40,609	0	0	40,609	(41,441)	(832)
MBC	268,766	0	0	268,766	(277,442)	(8,676)
NXN	200,050	0	0	200,050	(204,350)	(4,300)
RDR	253,162	0	0	253,162	(258,551)	(5,389)
SCX	21,406	0	0	21,406	(21,861)	(455)
SGY	188,447	0	0	188,447	(192,117)	(3,670)

Total Borrowings and Other Financing Transactions	$1,338,057	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(212) at a weighted average interest rate of 2.487%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,337,746	$0	$1,337,746
U.S. Treasury Bills	0	76,143	0	76,143

Total Investments	$0	$1,413,889	$0	$1,413,889

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	23

Schedule of Investments PIMCO Low Duration Fund II

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.7%

CORPORATE BONDS & NOTES 30.9%

BANKING & FINANCE 15.8%

AIG Global Funding
3.062% (US0003M + 0.460%) due 06/25/2021 ~	$900	$901

American Express Co.
3.700% due 11/05/2021	900	920

American Express Credit Corp.
2.375% due 05/26/2020	4,500	4,486

AvalonBay Communities, Inc.
3.625% due 10/01/2020	900	911

Aviation Capital Group LLC
3.576% (US0003M + 0.950%) due 06/01/2021 ~	900	900

Bank of America Corp.
2.650% due 04/01/2019	3,500	3,500
3.242% (US0003M + 0.650%) due 10/01/2021 ~	100	100
3.300% due 01/11/2023	200	203

Boeing Capital Corp.
4.700% due 10/27/2019	1,176	1,187

Branch Banking & Trust Co.
1.450% due 05/10/2019	1,900	1,898

Capital One Financial Corp.
3.201% (US0003M + 0.450%) due 10/30/2020 ~	1,900	1,901
3.450% due 04/30/2021	1,000	1,013

Caterpillar Financial Services Corp.
1.350% due 05/18/2019	411	410

Citibank N.A.
3.050% due 05/01/2020	1,400	1,405

Citigroup, Inc.
2.450% due 01/10/2020	300	299

Goldman Sachs Group, Inc.
3.339% (US0003M + 0.730%) due 12/27/2020 ~	2,000	2,004
3.401% (US0003M + 0.750%) due 02/23/2023 ~	700	694
3.811% (US0003M + 1.200%) due 09/15/2020 ~	700	707
4.131% (US0003M + 1.360%) due 04/23/2021 ~	600	609
4.229% (US0003M + 1.600%) due 11/29/2023 ~	100	102

Harley-Davidson Financial Services, Inc.
3.141% (US0003M + 0.500%) due 05/21/2020 ~	1,100	1,100
3.555% (US0003M + 0.940%) due 03/02/2021 ~	900	900

Intercontinental Exchange, Inc.
2.350% due 09/15/2022	1,100	1,085

JPMorgan Chase & Co.
2.400% due 06/07/2021	800	795
3.225% (US0003M + 0.610%) due 06/18/2022 ~	900	899

JPMorgan Chase Bank N.A.
2.856% (US0003M + 0.230%) due 09/01/2020 ~	700	701
3.086% due 04/26/2021 •	600	602
3.105% (US0003M + 0.340%) due 04/26/2021 ~	2,000	2,000

KeyBank N.A.
3.350% due 06/15/2021	1,100	1,117

Metropolitan Life Global Funding
2.300% due 04/10/2019	1,100	1,100

Morgan Stanley
7.300% due 05/13/2019	1,100	1,106

New York Life Global Funding
2.150% due 06/18/2019	130	130

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020	1,400	1,377

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PNC Bank N.A.
2.250% due 07/02/2019	$1,785	$1,783

Private Export Funding Corp.
2.100% due 12/19/2019	2,500	2,492
2.650% due 02/16/2021	1,400	1,406

Public Storage
2.370% due 09/15/2022	1,100	1,089

Regions Bank
3.188% (US0003M + 0.500%) due 08/13/2021 ~	900	896

Reliance Standard Life Global Funding
2.500% due 01/15/2020	2,800	2,788

State Street Corp.
3.583% (US0003M + 0.900%) due 08/18/2020 ~	1,800	1,819

Toyota Motor Credit Corp.
2.883% (US0003M + 0.100%) due 01/10/2020 ~	1,200	1,200
3.083% due 05/17/2022 •	900	899

U.S. Bank N.A.
3.029% (US0003M + 0.250%) due 07/24/2020 ~	900	902
3.050% due 07/24/2020	900	906
3.085% (US0003M + 0.320%) due 04/26/2021 ~	1,100	1,101
3.150% due 04/26/2021	1,500	1,515

Wells Fargo & Co.
2.100% due 07/26/2021	600	591

Wells Fargo Bank N.A.
3.258% (US0003M + 0.650%) due 12/06/2019 ~	900	904
3.272% (US0003M + 0.500%) due 07/23/2021 ~	1,800	1,803

		59,156

INDUSTRIALS 12.1%

AbbVie, Inc.
2.300% due 05/14/2021	1,100	1,087
2.900% due 11/06/2022	1,300	1,298
3.200% due 11/06/2022	1,000	1,010

Altria Group, Inc.
9.250% due 08/06/2019	2,393	2,446

Bayer U.S. Finance LLC
2.750% due 07/15/2021	1,100	1,082
3.232% (US0003M + 0.630%) due 06/25/2021 ~	1,100	1,091

BMW U.S. Capital LLC
1.500% due 04/11/2019	1,900	1,899
3.100% due 04/12/2021	900	906

Crown Castle Towers LLC
3.222% due 05/15/2042	800	803

Daimler Finance North America LLC
1.750% due 10/30/2019	1,900	1,888
3.128% (US0003M + 0.430%) due 02/12/2021 ~	1,100	1,096

eBay, Inc.
3.216% (US0003M + 0.480%) due 08/01/2019 ~	5,000	5,004

ERAC USA Finance LLC
2.350% due 10/15/2019	1,300	1,296
4.500% due 08/16/2021	800	825

Georgia-Pacific LLC
2.539% due 11/15/2019	2,300	2,296
5.400% due 11/01/2020	1,900	1,976

Komatsu Finance America, Inc.
2.118% due 09/11/2020	1,000	987

Oracle Corp.
1.900% due 09/15/2021	1,400	1,378
5.000% due 07/08/2019	900	906

Phillips 66
3.246% (US0003M + 0.600%) due 02/26/2021 ~	1,100	1,100

QUALCOMM, Inc.
3.000% due 05/20/2022	1,000	1,009

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Roche Holdings, Inc.
2.941% (US0003M + 0.340%) due 09/30/2019 ~	$5,500	$5,507

Ryder System, Inc.
2.500% due 09/01/2022	800	782
2.650% due 03/02/2020	1,000	999

Southern Co.
2.350% due 07/01/2021	1,000	989

Volkswagen Group of America Finance LLC
3.458% (US0003M + 0.770%) due 11/13/2020 ~	1,800	1,806
3.638% (US0003M + 0.940%) due 11/12/2021 ~	1,100	1,102
3.875% due 11/13/2020	1,100	1,114
4.000% due 11/12/2021	1,800	1,838

		45,520

UTILITIES 3.0%

AT&T, Inc.
3.737% (US0003M + 0.950%) due 07/15/2021 ~	1,000	1,012

BellSouth LLC
4.333% due 04/26/2021	1,900	1,902

Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~	1,000	999

DTE Energy Co.
2.400% due 12/01/2019	400	398

Duke Energy Progress LLC
2.775% (US0003M + 0.180%) due 09/08/2020 ~	1,200	1,199

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	1,500	1,500
3.029% (US0003M + 0.400%) due 08/21/2020 ~	900	899

Ohio Power Co.
5.375% due 10/01/2021	300	320

Public Service Co. of Oklahoma
4.400% due 02/01/2021	1,150	1,181

Virginia Electric & Power Co.
2.750% due 03/15/2023	1,800	1,798

		11,208

Total Corporate Bonds & Notes (Cost $115,573)		115,884

U.S. GOVERNMENT AGENCIES 53.9%

Fannie Mae
2.936% due 10/25/2030 •	18	18
3.236% due 06/25/2040 •	1,104	1,121
3.500% due 07/01/2047 - 11/01/2047	13,646	13,923
3.532% due 07/01/2042 •	64	64
3.582% due 09/01/2041 •	191	192
3.732% due 08/01/2030 •	43	42
3.765% due 01/25/2040 •(a)	1,697	275
4.000% due 01/25/2033 - 08/01/2048	27,679	28,561
4.243% due 06/01/2035 •	400	423
4.413% due 01/01/2035 •	39	40
4.421% due 09/01/2028 •	13	13
4.472% due 05/01/2038 •	345	360
4.480% due 12/01/2034 •	111	114
4.500% due 02/01/2020 - 06/01/2048	7,167	7,478
4.561% due 07/01/2035 •	18	18
4.722% due 11/01/2034 •	230	243
4.875% due 01/01/2024 •	21	21
5.363% due 12/25/2042 ~	58	61
6.000% due 11/01/2022	8	8
8.000% due 11/25/2023	16	17

Fannie Mae, TBA
3.500% due 05/01/2049	4,000	4,053
4.000% due 04/01/2049	41,200	42,384
4.500% due 05/01/2049	43,700	45,504

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.000% due 05/15/2037 (b)(c)	$369	$338
2.000% due 11/15/2026	1,208	1,193
2.909% due 12/15/2042 •	1,238	1,237
3.034% due 07/15/2041 •	730	734
3.204% due 05/15/2037 •	302	307
3.364% due 02/25/2045 •	200	200
3.966% due 04/15/2037 •(a)	1,456	238
4.000% due 08/01/2048	7,202	7,474
4.379% due 07/01/2035 •	37	39
5.706% due 08/15/2044 •	899	973
6.500% due 07/25/2043	446	515
8.500% due 06/01/2025	1	1

Ginnie Mae
2.967% due 06/20/2065 •	583	582
3.009% due 07/20/2067	3,124	3,126
3.109% due 03/20/2065 •	1,724	1,723
3.139% due 03/20/2065 •	1,753	1,754
3.279% due 10/20/2066 •	1,166	1,174
3.309% due 05/20/2066	696	701
3.359% due 04/20/2066	1,322	1,335
3.409% due 04/20/2066 •	1,147	1,160
3.625% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2025 ~	56	57
3.625% due 04/20/2027 - 05/20/2027 •	71	73
3.628% due 09/20/2067	2,478	2,532
3.750% (H15T1Y + 1.500%) due 07/20/2023 - 07/20/2025 ~	76	78
3.750% due 07/20/2030 •	42	44
4.125% (H15T1Y + 1.500%) due 10/20/2025 ~	86	89
5.000% due 09/20/2048 - 03/20/2049	16,572	17,403

Ginnie Mae, TBA
4.500% due 04/01/2049	10,100	10,490
5.000% due 05/01/2049	1,600	1,670

Total U.S. Government Agencies (Cost $200,672)		202,173

U.S. TREASURY OBLIGATIONS 9.8%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2022 (f)	25,357	25,104
0.625% due 04/15/2023 (f)	5,472	5,513
0.875% due 01/15/2029	5,781	5,973

Total U.S. Treasury Obligations (Cost $35,946)		36,590

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

American Home Mortgage Investment Trust
4.236% due 10/25/2034 •	45	45
4.685% due 02/25/2045 •	83	84

Banc of America Funding Trust
4.633% due 05/25/2035 ~	406	428

Bear Stearns Adjustable Rate Mortgage Trust
4.440% due 02/25/2033 ~	6	5
4.671% due 02/25/2036 ^~	25	24
4.734% due 02/25/2033 ~	3	3
4.886% due 01/25/2034 ~	54	56

Bear Stearns ALT-A Trust
4.568% due 05/25/2035 ~	275	278

Citigroup Mortgage Loan Trust, Inc.
4.240% due 09/25/2035 •	55	56
4.680% due 09/25/2035 •	54	55

Countrywide Home Loan Mortgage Pass-Through Trust
4.263% due 02/20/2035 ~	60	61
4.272% due 11/25/2034 ~	77	77
4.667% due 02/20/2036 ^•	333	306

Credit Suisse First Boston Mortgage Securities Corp.
3.001% due 03/25/2032 ~	28	27
5.379% due 06/25/2032 ~	2	2

Credit Suisse Mortgage Capital Certificates
4.050% due 09/26/2047 ~	58	58

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029	900	907

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Trust
3.206% due 02/10/2048	$2,000	$2,029

GSR Mortgage Loan Trust
3.591% due 06/25/2034 ~	415	410
4.521% due 09/25/2035 ~	340	348

HomeBanc Mortgage Trust
2.726% due 07/25/2035 •	805	800

Impac CMB Trust
3.186% due 02/25/2036 •	795	791

JPMorgan Mortgage Trust
4.715% due 04/25/2035 ~	471	481

MASTR Adjustable Rate Mortgages Trust
4.467% due 11/21/2034 ~	547	565

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.344% due 08/15/2032 •	1,242	1,205

Merrill Lynch Mortgage Investors Trust
4.447% due 02/25/2035 ~	131	136

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048	2,000	2,016

Prime Mortgage Trust
2.886% due 02/25/2034 •	25	24

RBSSP Resecuritization Trust
4.582% due 01/26/2036 •	216	218
4.616% due 12/25/2035 ~	339	348

Structured Asset Mortgage Investments Trust
2.732% due 07/19/2035 •	83	82
2.746% due 03/25/2037 •	247	181
3.142% due 09/19/2032 •	50	49
3.432% due 05/19/2035 •	987	967
6.328% due 06/25/2029 ~	43	42

WaMu Mortgage Pass-Through Certificates Trust
2.756% due 12/25/2045 •	85	85
2.776% due 10/25/2045 •	61	60
3.026% due 07/25/2045 •	75	74
3.467% due 01/25/2046 •	401	404
3.797% due 06/25/2042 •	24	23

Wells Fargo Mortgage-Backed Securities Trust
4.881% due 06/25/2035 ~	1,076	1,109
4.988% due 01/25/2035 ~	179	184

Total Non-Agency Mortgage-Backed Securities (Cost $14,821)		15,103

ASSET-BACKED SECURITIES 13.2%

American Express Credit Account Master Trust
1.640% due 12/15/2021	1,800	1,797

AmeriCredit Automobile Receivables Trust
1.800% due 10/08/2021	900	895
2.712% due 07/19/2021 •	708	707

Asset-Backed Securities Corp. Home Equity Loan Trust
3.729% due 08/15/2033 •	430	430
4.134% due 03/15/2032 •	147	150

Bear Stearns Asset-Backed Securities Trust
3.486% due 10/25/2037 •	270	271

Capital Auto Receivables Asset Trust
2.540% due 10/20/2020	576	576

Capital One Multi-Asset Execution Trust
2.934% due 02/15/2022 •	3,100	3,100

CarMax Auto Owner Trust
2.730% due 08/16/2021	1,437	1,437

Chesapeake Funding LLC
2.859% due 08/15/2030	1,458	1,455
3.230% due 08/15/2030	1,069	1,077

Credit-Based Asset Servicing & Securitization Trust
2.546% due 11/25/2036 •	16	10

Discover Card Execution Note Trust
1.900% due 10/17/2022	900	894

Drive Auto Receivables Trust
2.779% due 03/15/2022 •	1,900	1,900
2.930% due 03/15/2022	1,900	1,901

Edsouth Indenture LLC
3.636% due 09/25/2040 •	365	366

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exeter Automobile Receivables Trust
2.900% due 01/18/2022	$887	$887
3.050% due 12/15/2021	1,186	1,187

First Franklin Mortgage Loan Trust
3.206% due 05/25/2035 •	4	4

Ford Credit Auto Lease Trust
2.710% due 12/15/2020	2,875	2,875

Ford Credit Floorplan Master Owner Trust
1.550% due 07/15/2021	1,900	1,894
2.764% due 05/15/2023 •	1,500	1,499
2.944% due 11/15/2021 •	1,900	1,903

Fremont Home Loan Trust
2.546% due 01/25/2037 •	8	4

GMF Floorplan Owner Revolving Trust
2.784% due 03/15/2022	1,800	1,801
2.864% due 03/15/2023	1,800	1,797
3.130% due 03/15/2023	1,800	1,815

GSAMP Trust
2.556% due 12/25/2036 •	58	33

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	1,500	1,503

HSI Asset Loan Obligation Trust
2.546% due 12/25/2036 •	91	41

MMAF Equipment Finance LLC
2.920% due 07/12/2021	854	855

Navient Private Education Loan Trust
2.834% due 12/15/2059 •	423	423

Nelnet Student Loan Trust
4.301% due 11/25/2024 •	787	792

Panhandle-Plains Higher Education Authority, Inc.
3.927% due 10/01/2035 •	255	257

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.566% due 03/25/2035 •	441	444

Santander Drive Auto Receivables Trust
2.730% due 04/15/2021	1,164	1,164

Santander Retail Auto Lease Trust
2.710% due 10/20/2020	564	564
2.758% due 10/20/2020 •	564	564

Securitized Asset-Backed Receivables LLC Trust
2.550% due 12/25/2036 ^	95	32

SLC Student Loan Trust
2.711% due 09/15/2026 •	387	387

SLM Student Loan Trust
2.861% due 10/25/2024 •	207	207
2.891% due 01/25/2027 •	881	877
3.081% due 12/15/2027 •	484	484
3.271% due 04/25/2024 •	273	273

SMB Private Education Loan Trust
2.834% due 03/16/2026 •	781	780

SoFi Consumer Loan Program LLC
2.200% due 11/25/2026	167	166

SoFi Consumer Loan Program Trust
2.930% due 04/26/2027	1,193	1,191

SoFi Professional Loan Program LLC
2.390% due 02/25/2042	1,732	1,726

Structured Asset Investment Loan Trust
3.461% due 10/25/2033 •	72	73

Westlake Automobile Receivables Trust
1.800% due 07/15/2020	368	368
2.240% due 12/15/2020	679	678
2.840% due 09/15/2021	1,233	1,233

World Omni Automobile Lease Securitization Trust
2.130% due 04/15/2020	1,100	1,097
2.590% due 11/16/2020	691	691

Total Asset-Backed Securities (Cost $49,494)		49,535

SHORT-TERM INSTRUMENTS 0.9%

COMMERCIAL PAPER 0.2%

Nissan Motor Acceptance Corp.
2.710% due 05/01/2019	900	898

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	25

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

		MARKET VALUE (000S)
REPURCHASE AGREEMENTS (e) 0.7%
		$2,545

Total Short-Term Instruments (Cost $3,443)		3,443

Total Investments in Securities (Cost $419,949)		422,728

	SHARES
INVESTMENTS IN AFFILIATES 13.7%

SHORT-TERM INSTRUMENTS 13.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.7%

PIMCO Short Asset Portfolio	5,129,769	51,036

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	21,721	$215

Total Short-Term Instruments (Cost $51,527)		51,251

Total Investments in Affiliates (Cost $51,527)		51,251

Total Investments 126.4% (Cost $471,476)		$473,979

Financial Derivative Instruments (g)(h) 0.1% (Cost or Premiums, net $578)		271

Other Assets and Liabilities, net (26.5)%		(99,211)

Net Assets 100.0%		$375,039

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Principal only security.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$345	U.S. Treasury Notes 2.625% due 07/15/2021	$(355)	$345	$345
SAL	2.750	03/29/2019	04/01/2019	2,200	U.S. Treasury Notes 2.750% due 07/31/2023	(2,252)	2,200	2,201

Total Repurchase Agreements						$(2,607)	$2,545	$2,546

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	2.630%	02/11/2019	04/11/2019	$(910)	$(913)
GRE	2.900	03/27/2019	04/03/2019	(1,025)	(1,026)

Total Reverse Repurchase Agreements					$(1,939)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(913)	$0	$(913)	$919	$6
FICC	345	0	0	345	(355)	(10)
GRE	0	(1,026)	0	(1,026)	1,025	(1)
SAL	2,201	0	0	2,201	(2,252)	(51)

Total Borrowings and Other Financing Transactions	$2,546	$(1,939)	$0

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(1,939)	$0	$0	$(1,939)

Total Borrowings	$0	$(1,939)	$0	$0	$(1,939)

Payable for reverse repurchase agreements					$(1,939)

(f)	Securities with an aggregate market value of $1,944 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(4,620) at a weighted average interest rate of 2.431%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$138.000	05/24/2019	197	$197	$2	$3
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	141.000	05/24/2019	104	104	1	0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	142.000	05/24/2019	91	91	1	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	189.000	05/24/2019	3	3	0	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	190.000	05/24/2019	2	2	0	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	191.000	05/24/2019	6	6	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.250	05/24/2019	27	27	0	0

Total Purchased Options					$4	$3

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$122.500	04/26/2019	37	$37	$(13)	$(2)

Total Written Options					$(13)	$(2)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2019	172	$	41,942	$50	$0	$(11)
U.S. Treasury 2-Year Note June Futures	06/2019	827		176,229	603	0	(181)
U.S. Treasury 5-Year Note June Futures	06/2019	320		37,065	326	0	(72)

					$979	$0	$(264)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar December Futures	12/2020	149	$	(36,451)	$(279)	$28	$0
90-Day Eurodollar June Futures	06/2020	163		(39,843)	(255)	35	0
90-Day Eurodollar March Futures	03/2020	37		(9,036)	(58)	7	0
90-Day Eurodollar September Futures	09/2020	206		(50,388)	(389)	41	0
U.S. Treasury 10-Year Note June Futures	06/2019	437		(54,284)	(757)	123	0
U.S. Treasury 30-Year Bond June Futures	06/2019	11		(1,646)	(49)	4	0

					$(1,787)	$238	$0

Total Futures Contracts					$(808)	$238	$(264)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	27

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Citigroup, Inc.	1.000%	Quarterly	06/20/2019	0.159%	$	6,400	$78	$(64)	$14	$1	$0
JPMorgan Chase & Co.	1.000	Quarterly	06/20/2019	0.148		600	8	(7)	1	0	0
MetLife, Inc.	1.000	Quarterly	06/20/2019	0.073		5,500	75	(61)	14	0	0

							$161	$(132)	$29	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/20/2027	$	7,400	$235	$(345)	$(110)	$19	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		4,200	225	(200)	25	11	0

							$460	$(545)	$(85)	$30	$0

Total Swap Agreements							$621	$(677)	$(56)	$31	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$3	$238	$31	$272	$(2)	$(264)	$0	$(266)

Cash of $5,924 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	$73.000	05/06/2019	$4,000	$0	$0

GSC	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	78.000	05/06/2019	8,000	1	0

Total Purchased Options					$1	$0

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
GST	CDX.MCDX-25 5-Year Index	1.000%	Quarterly	12/20/2020	$	18,600	$(35)	$300	$265	$0

Total Swap Agreements							$(35)	$300	$265	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(4)
GST	$0	$0	$265	$265	$0	$0	$0	$0	$265	$(270)	$(5)

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	238	238
Swap Agreements	0	1	0	0	30	31

	$0	$1	$0	$0	$271	$272

Over the counter
Swap Agreements	$0	$265	$0	$0	$0	$265

	$0	$266	$0	$0	$271	$537

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	264	264

	$0	$0	$0	$0	$266	$266

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	29

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

March 31, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(18)	$(18)
Futures	0	0	0	0	(3,159)	(3,159)
Swap Agreements	0	126	0	0	119	245

	$0	$126	$0	$0	$(3,058)	$(2,932)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	28	28
Swap Agreements	0	188	0	0	0	188

	$0	$188	$0	$0	$27	$215

	$0	$314	$0	$0	$(3,031)	$(2,717)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$11	$11
Futures	0	0	0	0	227	227
Swap Agreements	0	(102)	0	0	(431)	(533)

	$0	$(102)	$0	$0	$(193)	$(295)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	(16)	(16)
Swap Agreements	0	(95)	0	0	0	(95)

	$0	$(95)	$0	$0	$(17)	$(112)

	$0	$(197)	$0	$0	$(210)	$(407)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$59,156	$0	$59,156
Industrials	0	45,520	0	45,520
Utilities	0	11,208	0	11,208
U.S. Government Agencies	0	202,173	0	202,173
U.S. Treasury Obligations	0	36,590	0	36,590
Non-Agency Mortgage-Backed Securities	0	15,103	0	15,103
Asset-Backed Securities	0	49,535	0	49,535
Short-Term Instruments
Commercial Paper	0	898	0	898
Repurchase Agreements	0	2,545	0	2,545

	$0	$422,728	$0	$422,728

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$51,251	$0	$0	$51,251

Total Investments	$51,251	$422,728	$0	$473,979

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$238	$34	$0	$272
Over the counter	0	265	0	265

	$238	$299	$0	$537

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(264)	$(2)	$0	$(266)

Total Financial Derivative Instruments	$(26)	$297	$0	$271

Totals	$51,225	$423,025	$0	$474,250

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Low Duration ESG Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 130.4%

CORPORATE BONDS & NOTES 55.0%

BANKING & FINANCE 39.3%

ABN AMRO Bank NV
0.750% due 06/09/2020	EUR	400	$454

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$500	513
4.625% due 10/30/2020		700	717

Alexandria Real Estate Equities, Inc.
4.000% due 01/15/2024		1,200	1,242

American Express Co.
3.208% (US0003M + 0.525%) due 05/17/2021 ~		1,000	1,003
3.333% (US0003M + 0.600%) due 11/05/2021 ~		600	602
3.375% due 05/17/2021		900	912
3.700% due 11/05/2021		600	613

American Tower Corp.
2.800% due 06/01/2020		1,500	1,499

Asian Development Bank
1.875% due 08/10/2022		800	789

Australia & New Zealand Banking Group Ltd.
0.625% due 02/21/2023	EUR	400	456
3.300% due 05/17/2021		$500	505

Aviation Capital Group LLC
2.875% due 01/20/2022		600	591

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		1,200	1,230

Bank of America Corp.
3.389% (US0003M + 0.790%) due 03/05/2024 ~		500	499
3.499% due 05/17/2022 •		1,900	1,924

Bank of America N.A.
3.335% due 01/25/2023 •		1,200	1,216

Bank of China Ltd.
1.875% due 07/12/2019		1,600	1,596

Barclays PLC
0.625% due 11/14/2023 •	EUR	900	992
4.114% (US0003M + 1.430%) due 02/15/2023 ~		$700	696
4.610% due 02/15/2023 •		800	818

BNG Bank NV
2.125% due 12/14/2020		3,000	2,986

Citibank N.A.
3.050% due 05/01/2020		300	301
3.056% (US0003M + 0.320%) due 05/01/2020 ~		700	701

Citigroup, Inc.
2.450% due 01/10/2020		200	200
3.142% due 01/24/2023 •		600	602
3.455% (US0003M + 0.690%) due 10/27/2022 ~		600	598
3.573% (US0003M + 0.790%) due 01/10/2020 ~		1,000	1,004

Compass Bank
2.750% due 09/29/2019		1,000	999
3.331% (US0003M + 0.730%) due 06/11/2021 ~		500	498

Cooperatieve Rabobank UA
3.125% due 04/26/2021		1,300	1,307
3.195% (US0003M + 0.430%) due 04/26/2021 ~		1,300	1,304

Credit Agricole S.A.
3.799% (US0003M + 1.020%) due 04/24/2023 ~		1,900	1,886

Dexia Credit Local S.A.
2.500% due 01/25/2021		1,400	1,399

Ford Motor Credit Co. LLC
3.668% (US0003M + 0.930%) due 11/04/2019 ~		500	500

Goldman Sachs Group, Inc.
3.932% (US0003M + 1.160%) due 04/23/2020 ~		1,200	1,210

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.131% (US0003M + 1.360%) due 04/23/2021 ~		$500	$507
6.000% due 06/15/2020		400	415

HSBC France S.A.
0.625% due 12/03/2020	EUR	900	1,024

HSBC Holdings PLC
3.033% due 11/22/2023 •		$1,200	1,195
3.247% (US0003M + 0.650%) due 09/11/2021 ~		500	500

ING Bank NV
0.750% due 11/24/2020	EUR	400	455

International Bank for Reconstruction & Development
1.750% due 11/22/2021		$3,600	3,542
2.250% due 01/17/2023	CAD	2,800	2,126

International Lease Finance Corp.
8.250% due 12/15/2020		$500	540

JPMorgan Chase & Co.
2.550% due 10/29/2020		300	299
3.225% (US0003M + 0.610%) due 06/18/2022 ~		400	400

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •		800	802
3.105% (US0003M + 0.340%) due 04/26/2021 ~		1,800	1,800

KEB Hana Bank
3.375% due 01/30/2022		2,100	2,125

Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		4,400	4,357

Macquarie Bank Ltd.
3.872% (US0003M + 1.120%) due 07/29/2020 ~		1,000	1,011

Marsh & McLennan Cos., Inc.
2.350% due 03/06/2020		400	399
3.500% due 12/29/2020		600	608
3.801% (US0003M + 1.200%) due 12/29/2021 ~		700	702

Mitsubishi UFJ Financial Group, Inc.
2.527% due 09/13/2023		2,200	2,153

Mizuho Bank Ltd.
2.400% due 03/26/2020		600	598

Mizuho Financial Group, Inc.
3.482% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	1,100	786

Morgan Stanley
4.179% (US0003M + 1.400%) due 10/24/2023 ~		$500	508
7.300% due 05/13/2019		600	603

National Australia Bank Ltd.
0.350% due 09/07/2022	EUR	300	340
3.450% due 12/04/2023		$1,500	1,549
3.625% due 06/20/2023		1,500	1,538

National Rural Utilities Cooperative Finance Corp.
2.967% (US0003M + 0.375%) due 06/30/2021 ~		800	801

Nederlandse Waterschapsbank NV
2.125% due 11/15/2021		2,100	2,088

ORIX Corp.
4.050% due 01/16/2024		900	929

Private Export Funding Corp.
2.100% due 12/19/2019		1,500	1,495
2.650% due 02/16/2021		1,000	1,004

Reliance Standard Life Global Funding
2.500% due 01/15/2020		1,500	1,494

Royal Bank of Canada
3.350% due 10/22/2021		2,300	2,343

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		500	494

SBA Communications Corp.
4.875% due 09/01/2024		400	406

SL Green Operating Partnership LP
3.663% (US0003M + 0.980%) due 08/16/2021 ~		600	597

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stadshypotek AB
2.500% due 04/05/2022		$1,000	$998

Sumitomo Mitsui Banking Corp.
2.450% due 10/20/2020		1,700	1,695
3.149% (US0003M + 0.370%) due 10/16/2020 ~		900	901

Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024	EUR	900	1,031

Sumitomo Mitsui Trust Bank Ltd.
3.690% (US0003M + 0.910%) due 10/18/2019 ~		$1,200	1,205

Swedbank AB
0.250% due 11/07/2022	EUR	400	445

Toronto-Dominion Bank
2.250% due 09/25/2019		$1,400	1,397
3.350% due 10/22/2021		2,300	2,344

U.S. Bank N.A.
3.029% (US0003M + 0.250%) due 07/24/2020 ~		1,200	1,203
3.050% due 07/24/2020		600	604

UBS AG
2.450% due 12/01/2020		1,300	1,293
3.106% (US0003M + 0.480%) due 12/01/2020 ~		1,300	1,302
3.175% due 06/08/2020 •		200	201

UBS Group Funding Switzerland AG
4.577% due 04/14/2021 •		800	820

UniCredit SpA
6.687% (US0003M + 3.900%) due 01/14/2022 ~		600	620
7.830% due 12/04/2023		1,200	1,337

WEA Finance LLC
3.250% due 10/05/2020		700	705

Westpac Banking Corp.
2.100% due 02/25/2021		1,000	991
3.050% due 05/15/2020		600	603
3.100% due 06/03/2021	AUD	1,600	1,160

			97,750

INDUSTRIALS 10.5%

Apple, Inc.
2.850% due 02/23/2023		$1,200	1,212

CA, Inc.
3.600% due 08/01/2020		300	301

Campbell Soup Co.
3.115% (US0003M + 0.500%) due 03/16/2020 ~		1,200	1,198
3.241% (US0003M + 0.630%) due 03/15/2021 ~		500	497

Coca-Cola Co.
1.375% due 05/30/2019		400	399

Comcast Corp.
3.032% (US0003M + 0.440%) due 10/01/2021 ~		600	601

Conagra Brands, Inc.
3.800% due 10/22/2021		900	917

CVS Health Corp.
3.125% due 03/09/2020		600	602

Danone S.A.
1.691% due 10/30/2019		300	298
2.077% due 11/02/2021		580	569
2.589% due 11/02/2023		600	588

Dell International LLC
4.420% due 06/15/2021		900	924

DXC Technology Co.
3.576% (US0003M + 0.950%) due 03/01/2021 ~		692	692

eBay, Inc.
2.150% due 06/05/2020		800	795
3.800% due 03/09/2022		700	716

ERAC USA Finance LLC
2.350% due 10/15/2019		1,200	1,197
2.600% due 12/01/2021		300	295

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Mills, Inc.
3.319% (US0003M + 0.540%) due 04/16/2021 ~	$500	$499

Georgia-Pacific LLC
2.539% due 11/15/2019	800	799
5.400% due 11/01/2020	200	208

Heathrow Funding Ltd.
4.875% due 07/15/2023	600	620

Intel Corp.
1.700% due 05/19/2021	400	393
2.777% (US0003M + 0.080%) due 05/11/2020 ~	700	701

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023	1,000	997

Komatsu Finance America, Inc.
2.118% due 09/11/2020	500	493
2.437% due 09/11/2022	500	491

Kraft Heinz Foods Co.
3.500% due 07/15/2022	500	505

Local Initiatives Support Corp.
3.005% due 03/01/2022	700	702

Microsoft Corp.
1.100% due 08/08/2019	400	398

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	400	397
2.000% due 10/28/2021	1,400	1,366

Mondelez International, Inc.
3.000% due 05/07/2020	500	501

NTT Finance Corp.
1.900% due 07/21/2021	500	490

Oracle Corp.
1.900% due 09/15/2021	1,000	984
5.000% due 07/08/2019	600	604

Telefonica Emisiones S.A.
5.134% due 04/27/2020	1,000	1,023
5.462% due 02/16/2021	500	523

WestRock RKT LLC
4.900% due 03/01/2022	700	732

Zoetis, Inc.
3.250% due 02/01/2023	900	911

		26,138

UTILITIES 5.2%

AT&T, Inc.
3.737% (US0003M + 0.950%) due 07/15/2021 ~	400	405

Avangrid, Inc.
3.150% due 12/01/2024	1,200	1,187

Baltimore Gas & Electric Co.
3.350% due 07/01/2023	1,000	1,017

Consolidated Edison, Inc.
2.000% due 05/15/2021	900	887

Electricite de France S.A.
4.600% due 01/27/2020	500	509

Exelon Corp.
2.850% due 06/15/2020	500	500

NextEra Energy Capital Holdings, Inc.
2.700% due 09/15/2019	1,500	1,499
2.930% (US0003M + 0.315%) due 09/03/2019 ~	200	200
3.029% (US0003M + 0.400%) due 08/21/2020 ~	500	499
4.500% due 06/01/2021	1,100	1,134

Sempra Energy
2.400% due 03/15/2020	500	497
3.061% (US0003M + 0.450%) due 03/15/2021 ~	700	694
3.287% (US0003M + 0.500%) due 01/15/2021 ~	1,200	1,190

Southern Power Co.
1.950% due 12/15/2019	1,700	1,689

Telstra Corp. Ltd.
4.800% due 10/12/2021	600	625

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vodafone Group PLC
3.750% due 01/16/2024	$500	$505

		13,037

Total Corporate Bonds & Notes (Cost $136,905)		136,925

U.S. GOVERNMENT AGENCIES 51.3%

Fannie Mae
1.000% due 01/25/2043	23	21
2.840% due 09/25/2042 •	57	57
3.330% due 11/01/2023	1,186	1,230
3.386% due 06/25/2021 - 09/25/2021 •	1	1
3.489% due 08/01/2029 •	10	10
3.500% due 02/25/2043 (a)	1,287	163
3.532% due 07/01/2042 •	12	12
3.582% due 09/01/2041 •	35	35
3.732% due 09/01/2040 •	3	3
3.917% due 05/01/2035 •	7	7
4.000% due 06/01/2048 - 10/01/2048	13,817	14,247
4.120% due 11/01/2034 •	3	4
4.126% due 11/01/2035 •	6	6
4.401% due 11/01/2035 •	13	14
4.413% due 08/01/2035 •	49	52
4.561% due 07/01/2035 •	3	3
5.000% due 01/25/2040 - 07/25/2040	312	334
5.363% due 12/25/2042 ~	5	6
5.500% due 01/01/2025 - 02/01/2028	290	301
5.750% due 10/25/2035	13	14
5.857% due 02/01/2031 •	5	6
6.000% due 05/01/2037	1	1
7.500% due 07/25/2022	5	5

Fannie Mae, TBA
3.000% due 05/01/2049	2,000	1,990
3.500% due 05/01/2049	14,000	14,185
4.000% due 05/01/2049	31,300	32,173
4.500% due 05/01/2049	19,000	19,784

FDIC Structured Sale Guaranteed Notes
2.999% due 11/29/2037 •	87	87

Freddie Mac
2.000% due 11/15/2026	496	490
2.530% due 12/25/2036 •	13	13
2.909% due 12/15/2042 •	1,428	1,427
2.934% due 11/15/2030 •	1	1
3.194% due 10/15/2037 •	58	59
3.364% due 02/25/2045 •	29	29
4.000% due 06/01/2048 - 11/01/2048	9,531	9,845
4.345% due 06/01/2035 •	35	37
4.379% due 07/01/2035 •	8	8
4.434% due 08/01/2035 •	27	28
5.000% due 10/01/2033	6	6
5.706% due 08/15/2044 •	423	458
6.500% due 07/25/2043	55	63
7.000% due 04/15/2023	2	2

Ginnie Mae
2.789% due 10/20/2043 •	1,099	1,101
2.889% due 11/20/2045 •	212	212
2.959% due 04/20/2065	196	196
2.967% due 06/20/2065 •	291	291
2.969% due 02/20/2067 •	793	792
3.009% due 07/20/2067	1,475	1,476
3.032% due 12/16/2025 •	1	1
3.089% due 05/20/2066 •	539	540
3.109% due 04/20/2065	217	217
3.139% due 03/20/2065 •	991	991
3.159% due 11/20/2065 •	693	695
3.229% due 02/20/2066 •	676	680
3.279% due 10/20/2066 •	897	903
3.375% due 02/20/2032 •	9	10
3.527% due 06/20/2067 •	1,145	1,166
3.625% due 06/20/2027 - 05/20/2030 •	21	22
5.000% due 02/20/2041 (a)	2	0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 08/20/2048 - 02/20/2049		$9,905	$10,402

Ginnie Mae, TBA
4.500% due 04/01/2049		6,800	7,063
5.000% due 05/01/2049		3,500	3,653

Total U.S. Government Agencies (Cost $126,623)			127,628

U.S. TREASURY OBLIGATIONS 5.2%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022		5,278	5,226
0.625% due 04/15/2023		3,243	3,267
0.875% due 01/15/2029		4,187	4,325

Total U.S. Treasury Obligations (Cost $12,622)			12,818

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.6%

American Home Mortgage Investment Trust
4.236% due 10/25/2034 •		8	8
4.685% due 02/25/2045 •		10	11

Banc of America Funding Trust
4.633% due 05/25/2035 ~		181	190

Banc of America Mortgage Trust
4.657% due 08/25/2034 ~		97	99
4.927% due 03/25/2033 ~		184	184

Bear Stearns Adjustable Rate Mortgage Trust
4.440% due 02/25/2033 ~		1	1
4.886% due 01/25/2034 ~		8	9

Bear Stearns ALT-A Trust
4.262% due 09/25/2035 ^~		12	10
4.568% due 05/25/2035 ~		49	50

Citigroup Mortgage Loan Trust
2.556% due 01/25/2037 •		53	50
4.490% due 05/25/2035 •		11	11
4.820% due 10/25/2035 •		6	6

Countrywide Home Loan Mortgage Pass-Through Trust
4.263% due 02/20/2035 ~		22	22
4.272% due 11/25/2034 ~		30	30
4.667% due 02/20/2036 ^•		53	48

Credit Suisse Mortgage Capital Certificates
4.050% due 09/26/2047 ~		58	58

Eurosail PLC
1.793% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	1,070	1,371

First Horizon Alternative Mortgage Securities Trust
3.970% due 01/25/2035 ~		$169	170

FirstMac Mortgage Funding Trust
2.909% due 03/08/2049 •	AUD	587	415
3.159% due 03/08/2049 •		800	564

GMAC Mortgage Corp. Loan Trust
4.679% due 11/19/2035 ~		$12	12

Great Hall Mortgages PLC
2.745% due 06/18/2039 •		153	149

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		500	504

GSR Mortgage Loan Trust
3.591% due 06/25/2034 ~		15	14
4.466% due 11/25/2035 ~		59	59
4.521% due 09/25/2035 ~		51	52

JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		32	25

Merrill Lynch Mortgage Investors Trust
2.736% due 11/25/2035 •		2	2

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.766% due 12/25/2035 •		55	51

Prime Mortgage Trust
2.886% due 02/25/2034 •		3	3

RBSSP Resecuritization Trust
4.582% due 01/26/2036 •		108	109
4.616% due 12/25/2035 ~		170	174

Structured Adjustable Rate Mortgage Loan Trust
3.797% due 01/25/2035 ^•		48	46

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.570% due 02/25/2034 ~		$40	$40
4.578% due 08/25/2034 ~		54	54

Structured Asset Mortgage Investments Trust
2.732% due 07/19/2035 •		18	18
2.746% due 03/25/2037 •		90	66
2.766% due 02/25/2036 ^•		22	21

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	1,000	1,303

WaMu Mortgage Pass-Through Certificates Trust
2.756% due 12/25/2045 •		$16	15
2.776% due 10/25/2045 •		104	102
3.226% due 11/25/2034 •		50	50
3.797% due 06/25/2042 •		11	11

Washington Mutual Mortgage Pass-Through Certificates Trust
3.797% due 02/25/2033 ~		1	1

Wells Fargo Mortgage-Backed Securities Trust
4.532% due 10/25/2035 ~		218	222
4.796% due 06/25/2035 ~		73	76

Total Non-Agency Mortgage-Backed Securities (Cost $6,802)			6,486

ASSET-BACKED SECURITIES 7.3%

American Express Credit Account Master Trust
1.640% due 12/15/2021		1,200	1,198

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.596% due 03/25/2035 •		1,300	1,296

Bear Stearns Asset-Backed Securities Trust
3.486% due 10/25/2037 •		112	113

CARDS Trust
2.854% due 04/18/2022 •		1,000	1,000

Countrywide Asset-Backed Certificates
2.906% due 01/25/2045 •		341	340

Countrywide Asset-Backed Certificates Trust, Inc.
3.226% due 12/25/2034 •		1,737	1,743

CPS Auto Receivables Trust
3.180% due 06/15/2022		1,120	1,122

Drive Auto Receivables Trust
2.779% due 03/15/2022 •		2,400	2,400
2.930% due 03/15/2022		2,400	2,401

Edsouth Indenture LLC
3.636% due 09/25/2040 •		104	105

Ford Credit Auto Owner Trust
2.440% due 01/15/2027		400	398

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE-WMC Mortgage Securities Trust
2.526% due 08/25/2036 •		$2	$2

Gracechurch Card Funding PLC
2.884% due 07/15/2022 •		600	600

Massachusetts Educational Financing Authority
3.721% due 04/25/2038 •		23	23

Morgan Stanley ABS Capital, Inc. Trust
2.536% due 07/25/2036 •		11	5

Navient Private Education Loan Trust
2.834% due 12/15/2059 •		317	317

Nelnet Student Loan Trust
4.301% due 11/25/2024 •		525	528

NovaStar Mortgage Funding Trust
2.806% due 05/25/2036 •		335	331

Palmer Square Loan Funding Ltd.
3.437% due 07/15/2026 •		513	508

Panhandle-Plains Higher Education Authority, Inc.
3.927% due 10/01/2035 •		102	103

Penarth Master Issuer PLC
2.862% due 03/18/2022 •		600	599
2.932% due 09/18/2022		600	599

RAAC Trust
2.966% due 03/25/2037 •		38	39

Securitized Asset-Backed Receivables LLC Trust
2.570% due 12/25/2036 ^		47	16

SLC Student Loan Trust
2.711% due 09/15/2026 •		232	232
2.721% due 03/15/2027 •		230	229

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	45	50
2.861% due 10/25/2024 •		$124	124
2.861% due 01/26/2026 •		305	304
2.891% due 01/25/2027 •		232	231
2.921% due 10/25/2029 •		477	474
3.271% due 04/25/2024 •		141	142

SoFi Consumer Loan Program LLC
2.200% due 11/25/2026		74	74

Structured Asset Investment Loan Trust
3.191% due 03/25/2034 •		112	111
3.461% due 10/25/2033 •		28	28

Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021		500	501

Total Asset-Backed Securities (Cost $17,907)			18,286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.1%

Export Development Canada
1.800% due 09/01/2022	CAD	1,700	$1,274

Japan Bank for International Cooperation
2.375% due 07/21/2022		$500	497
2.500% due 06/01/2022		1,600	1,598

Japan Finance Organization for Municipalities
2.000% due 09/08/2020		1,200	1,189

Province of Ontario
4.400% due 04/14/2020		1,200	1,223

Province of Quebec
1.650% due 03/03/2022	CAD	1,000	746
2.450% due 03/01/2023		3,000	2,293

Spain Government International Bond
4.000% due 04/30/2020	EUR	1,100	1,292

Total Sovereign Issues (Cost $10,319)			10,112

SHORT-TERM INSTRUMENTS 4.9%

CERTIFICATES OF DEPOSIT 0.9%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$1,200	1,202

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		1,000	1,000

			2,202

REPURCHASE AGREEMENTS (f) 3.8%
			9,569

U.S. TREASURY BILLS 0.2%
2.437% due 04/11/2019 (c)(d)		553	553

Total Short-Term Instruments (Cost $12,321)			12,324

Total Investments in Securities (Cost $323,499)			324,579

Total Investments 130.4% (Cost $323,499)			$324,579

Financial Derivative Instruments (g)(h) 0.1% (Cost or Premiums, net $173)			301

Other Assets and Liabilities, net (30.5)%			(76,045)

Net Assets 100.0%			$248,835

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	When-issued security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$669	U.S. Treasury Notes 2.625% due 07/15/2021	$(685)	$669	$669
SAL	2.750	03/29/2019	04/01/2019	8,900	U.S. Treasury Notes 2.750% due 07/31/2023	(9,096)	8,900	8,902

Total Repurchase Agreements						$(9,781)	$9,569	$9,571

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$669	$0	$0	$669	$(685)	$(16)
SAL	8,902	0	0	8,902	(9,096)	(194)

Total Borrowings and Other Financing Transactions	$9,571	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(722) at a weighted average interest rate of 2.375%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$137.500	05/24/2019	34	$34	$0	$1
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	138.000	05/24/2019	223	223	2	3
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.625	05/24/2019	181	362	1	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	105.000	05/24/2019	32	64	0	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	189.000	05/24/2019	1	1	0	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	190.000	05/24/2019	1	1	0	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	191.000	05/24/2019	2	2	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.250	05/24/2019	122	122	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.500	05/24/2019	65	65	1	0
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	122.500	05/24/2019	190	190	2	3
Call - CBOT U.S. Treasury 5-Year Note June 2019 Futures	127.000	05/24/2019	15	15	0	0

Total Purchased Options					$7	$7

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$122.500	04/26/2019	25	$25	$(8)	$(1)

Total Written Options					$(8)	$(1)

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor June Futures	06/2019	351	$98,734	$14	$0	$0
90-Day Eurodollar September Futures	09/2019	23	5,609	26	0	(2)
Euro-Bund 10-Year Bond June Futures	06/2019	72	13,435	270	0	(20)
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	38	0	0	0	0
U.S. Treasury 2-Year Note June Futures	06/2019	645	137,445	471	0	(141)

				$781	$0	$(163)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	90	$(22,017)	$(158)	$17	$0
90-Day Eurodollar June Futures	06/2020	99	(24,199)	(145)	21	0
90-Day Eurodollar March Futures	03/2020	105	(25,642)	(101)	20	0
90-Day Eurodollar September Futures	09/2020	109	(26,661)	(229)	22	0
Australia Government 10-Year Bond June Futures	06/2019	19	(1,869)	(38)	8	(8)
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	17	(18)	(8)	4	0
Canada Government 10-Year Bond June Futures	06/2019	44	(4,578)	(93)	39	0
Euro-BTP Italy Government Bond June Futures	06/2019	102	(14,814)	(371)	48	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	41	(7,481)	(175)	15	0
U.S. Treasury 5-Year Note June Futures	06/2019	205	(23,745)	(208)	46	0
U.S. Treasury 10-Year Note June Futures	06/2019	122	(15,155)	(242)	34	0
U.S. Treasury 30-Year Bond June Futures	06/2019	4	(599)	(18)	2	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	06/2020	89	(14,367)	(65)	0	(2)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	03/2020	89	(14,370)	(62)	0	(3)
United Kingdom Long Gilt June Futures	06/2019	4	(674)	(12)	0	0

				$(1,925)	$276	$(13)

Total Futures Contracts				$(1,144)	$276	$(176)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
MetLife, Inc.	1.000%	Quarterly	09/20/2019	0.085%	$500	$8	$(6)	$2	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/20/2027	$	5,300	$168	$(247)	$(79)	$13	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,600	139	(124)	15	7	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	4,100	(29)	(107)	(136)	1	0
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	1,270,000	40	45	85	7	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		990,000	(57)	(139)	(196)	0	(12)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		10,000	1	2	3	0	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		310,000	7	(210)	(203)	0	(21)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		40,000	(1)	(48)	(49)	0	(5)

							$268	$(828)	$(560)	$28	$(38)

Total Swap Agreements							$276	$(834)	$(558)	$28	$(38)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$7	$276	$28	$311	$(1)	$(176)	$(38)	$(215)

Cash of $2,236 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	CAD	726		$545	$2	$0
	05/2019		$1,899	JPY	211,100	13	0

CBK	04/2019	CAD	69		$51	0	0
	04/2019	DKK	1,760		271	6	0
	04/2019	GBP	2,867		3,823	89	0
	04/2019		$1,182	GBP	899	0	(11)
	05/2019	EUR	1,354		$1,541	16	0
	05/2019		$1,185	EUR	1,049	0	(4)

GLM	04/2019	AUD	4,174		$2,984	20	0
	04/2019		$2,959	AUD	4,174	5	0
	04/2019		868	CAD	1,139	0	(15)
	04/2019		2,096	GBP	1,576	0	(43)
	05/2019	AUD	4,174		$2,961	0	(5)

HUS	04/2019	CAD	2,951		2,248	40	0
	04/2019		$3,597	GBP	2,742	0	(26)

JPM	04/2019	CAD	1,564		$1,173	3	0
	05/2019	EUR	5,785		6,573	60	0
	05/2019	JPY	14,600		133	1	0
	05/2019		$4,629	JPY	512,500	20	(9)
	07/2019	DKK	1,760		$267	0	0

MYI	04/2019	CAD	1,463		1,113	19	0

SCX	04/2019	GBP	2,350		3,111	50	0
	05/2019		$3,116	GBP	2,350	0	(50)

UAG	04/2019		4,196	CAD	5,634	20	0
	05/2019	CAD	5,634		$4,200	0	(20)

Total Forward Foreign Currency Contracts						$364	$(183)

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
MYC	CMBX.NA.AAA.11 Index	0.500%	Monthly	11/18/2054	$ 12,000	$(102)	$126	$24	$0

Total Swap Agreements						$(102)	$126	$24	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$15	$0	$0	$15	$0	$0	$0	$0	$15	$0	$15
CBK	111	0	0	111	(15)	0	0	(15)	96	0	96
GLM	25	0	0	25	(63)	0	0	(63)	(38)	0	(38)
HUS	40	0	0	40	(26)	0	0	(26)	14	0	14
JPM	84	0	0	84	(9)	0	0	(9)	75	0	75
MYC	0	0	24	24	0	0	0	0	24	0	24
MYI	19	0	0	19	0	0	0	0	19	0	19
SCX	50	0	0	50	(50)	0	0	(50)	0	0	0
UAG	20	0	0	20	(20)	0	0	(20)	0	0	0

Total Over the Counter	$364	$0	$24	$388	$(183)	$0	$0	$(183)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	276	276
Swap Agreements	0	0	0	0	28	28

	$0	$0	$0	$0	$311	$311

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$364	$0	$364
Swap Agreements	0	24	0	0	0	24

	$0	$24	$0	$364	$0	$388

	$0	$24	$0	$364	$311	$699

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	176	176
Swap Agreements	0	0	0	0	38	38

	$0	$0	$0	$0	$215	$215

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$183	$0	$183

	$0	$0	$0	$183	$215	$398

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(21)	$(21)
Futures	0	0	0	0	(1,857)	(1,857)
Swap Agreements	0	4	0	0	(213)	(209)

	$0	$4	$0	$0	$(2,091)	$(2,087)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,423	$0	$1,423
Purchased Options	0	0	0	0	(3)	(3)
Written Options	0	0	0	87	11	98
Swap Agreements	0	56	0	0	0	56

	$0	$56	$0	$1,510	$8	$1,574

	$0	$60	$0	$1,510	$(2,083)	$(513)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	(647)	(647)
Swap Agreements	0	(3)	0	0	(703)	(706)

	$0	$(3)	$0	$0	$(1,343)	$(1,346)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,457	$0	$2,457
Written Options	0	0	0	(4)	(11)	(15)
Swap Agreements	0	126	0	0	0	126

	$0	$126	$0	$2,453	$(11)	$2,568

	$0	$123	$0	$2,453	$(1,354)	$1,222

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$97,750	$0	$97,750
Industrials	0	26,138	0	26,138
Utilities	0	13,037	0	13,037
U.S. Government Agencies	0	127,628	0	127,628
U.S. Treasury Obligations	0	12,818	0	12,818
Non-Agency Mortgage-Backed Securities	0	6,486	0	6,486
Asset-Backed Securities	0	18,286	0	18,286
Sovereign Issues	0	10,112	0	10,112
Short-Term Instruments
Certificates of Deposit	0	2,202	0	2,202
Repurchase Agreements	0	9,569	0	9,569
U.S. Treasury Bills	0	553	0	553

Total Investments	$0	$324,579	$0	$324,579

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$276	$35	$0	$311
Over the counter	0	388	0	388

	$276	$423	$0	$699

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(176)	(39)	0	(215)
Over the counter	0	(183)	0	(183)

	$(176)	$(222)	$0	$(398)

Total Financial Derivative Instruments	$100	$201	$0	$301

Totals	$100	$324,780	$0	$324,880

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Short Asset Investment Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.4%

CORPORATE BONDS & NOTES 50.8%

BANKING & FINANCE 22.3%

AerCap Ireland Capital DAC
3.750% due 05/15/2019	$6,847	$6,853

AIA Group Ltd.
3.153% (US0003M + 0.520%) due 09/20/2021 ~	9,500	9,494

Air Lease Corp.
2.125% due 01/15/2020	5,321	5,293
4.750% due 03/01/2020	11,275	11,456

Allstate Corp.
3.031% (US0003M + 0.430%) due 03/29/2021 ~	900	899

American Express Credit Corp.
3.068% (US0003M + 0.330%) due 05/03/2019 ~	7,600	7,600

American Honda Finance Corp.
2.768% (US0003M + 0.280%) due 10/19/2020 ~	18,900	18,904
2.891% (US0003M + 0.290%) due 12/10/2021 ~	10,000	9,963
3.257% (US0003M + 0.470%) due 01/08/2021 ~	15,700	15,754

American International Group, Inc.
2.300% due 07/16/2019	3,500	3,495

Aozora Bank Ltd.
2.750% due 03/09/2020	2,700	2,683

Athene Global Funding
3.901% (US0003M + 1.140%) due 04/20/2020 ~	4,600	4,627

AvalonBay Communities, Inc.
3.217% (US0003M + 0.430%) due 01/15/2021 ~	1,800	1,788

Aviation Capital Group LLC
3.576% (US0003M + 0.950%) due 06/01/2021 ~	12,300	12,306

Barclays Bank PLC
3.289% (US0003M + 0.550%) due 08/07/2019 ~	2,000	2,002

Barclays PLC
2.750% due 11/08/2019	38,280	38,257

BOC Aviation Ltd.
3.788% (US0003M + 1.050%) due 05/02/2021 ~	5,470	5,500

Brixmor Operating Partnership LP
3.786% (US0003M + 1.050%) due 02/01/2022 ~	6,200	6,179

Canadian Imperial Bank of Commerce
3.128% (US0003M + 0.520%) due 09/06/2019 ~	9,681	9,700

Caterpillar Financial Services Corp.
2.756% (US0003M + 0.130%) due 11/29/2019 ~	500	500

Citibank N.A.
2.875% (US0003M + 0.260%) due 09/18/2019 ~	7,800	7,809

Citigroup, Inc.
2.050% due 06/07/2019	18,300	18,279
3.537% (US0003M + 0.930%) due 06/07/2019 ~	20,000	20,032

Danske Bank A/S
1.650% due 09/06/2019	15,000	14,901
3.125% (US0003M + 0.510%) due 03/02/2020 ~	11,610	11,562
3.188% (US0003M + 0.580%) due 09/06/2019 ~	8,599	8,594

DBS Group Holdings Ltd.
2.246% due 07/16/2019	3,437	3,433
3.085% (US0003M + 0.490%) due 06/08/2020 ~	38,000	38,064

Delphi Financial Group, Inc.
7.875% due 01/31/2020	5,000	5,190

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Abu Dhabi Bank PJSC
3.000% due 08/13/2019	$5,200	$5,198

Ford Motor Credit Co. LLC
2.597% due 11/04/2019	5,000	4,986
3.532% (US0003M + 0.930%) due 09/24/2020 ~(b)	23,700	23,606
5.345% (US0003M + 2.550%) due 01/07/2021 ~	7,900	7,978

General Motors Financial Co., Inc.
2.350% due 10/04/2019	4,700	4,689
2.400% due 05/09/2019 (b)	30,920	30,908
4.064% (US0003M + 1.270%) due 10/04/2019 ~	5,400	5,417
4.147% (US0003M + 1.450%) due 05/09/2019 ~	1,778	1,780

Goldman Sachs Group, Inc.
2.550% due 10/23/2019	3,000	2,996
3.932% (US0003M + 1.160%) due 04/23/2020 ~	4,700	4,738

Harley-Davidson Financial Services, Inc.
2.400% due 09/15/2019	5,292	5,276
3.141% (US0003M + 0.500%) due 05/21/2020 ~	2,140	2,140

HSBC Holdings PLC
3.247% (US0003M + 0.650%) due 09/11/2021 ~	25,000	24,989
4.311% (US0003M + 1.660%) due 05/25/2021 ~(b)	34,650	35,341

HSH Portfoliomanagement AoeR
3.024% (US0003M + 0.330%) due 11/19/2021 ~	5,000	5,032

Hyundai Capital Services, Inc.
1.625% due 08/30/2019	9,000	8,953

ICICI Bank Ltd.
3.500% due 03/18/2020	3,900	3,911
4.800% due 05/22/2019	26,754	26,853

International Lease Finance Corp.
5.875% due 04/01/2019	23,265	23,265
6.250% due 05/15/2019	11,417	11,459

Jackson National Life Global Funding
3.065% (US0003M + 0.300%) due 04/27/2020 ~	15,000	15,014
3.081% (US0003M + 0.480%) due 06/11/2021 ~	1,000	1,002
3.087% (US0003M + 0.300%) due 10/15/2020 ~	7,600	7,602

John Deere Capital Corp.
2.975% (US0003M + 0.180%) due 01/07/2020 ~(b)	35,000	35,041

JPMorgan Chase Bank N.A.
2.856% (US0003M + 0.230%) due 09/01/2020 ~	18,000	18,016

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~	16,200	16,207

Macquarie Bank Ltd.
2.600% due 06/24/2019	16,000	15,994
3.144% (US0003M + 0.350%) due 04/04/2019 ~	840	840

Macquarie Group Ltd.
7.625% due 08/13/2019	1,000	1,017

Metropolitan Life Global Funding
3.000% due 09/07/2020 ~•(b)	27,500	27,505

Mitsubishi UFJ Financial Group, Inc.
3.307% (US0003M + 0.700%) due 03/07/2022 ~	7,000	7,014
3.561% (US0003M + 0.790%) due 07/25/2022 ~	3,000	3,002

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.500% due 03/09/2020	5,050	5,013
2.750% due 10/21/2020	5,100	5,070
3.547% (US0003M + 0.775%) due 07/23/2019 ~	11,634	11,647

Mizuho Securities USA LLC
3.247% (US0003M + 0.650%) due 06/28/2019 ~	2,480	2,482

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
3.247% (US0003M + 0.550%) due 02/10/2021 ~	$12,600	$12,614
3.512% (US0003M + 0.740%) due 07/23/2019 ~	2,500	2,505

MUFG Bank Ltd.
2.350% due 09/08/2019	9,200	9,183

National Bank of Canada
3.373% (US0003M + 0.600%) due 01/17/2020 ~	9,150	9,186

New York Life Global Funding
2.861% (US0003M + 0.100%) due 01/21/2020 ~	12,000	12,011
3.054% (US0003M + 0.320%) due 08/06/2021 ~	7,000	7,019

Nissan Motor Acceptance Corp.
1.550% due 09/13/2019	8,465	8,415
2.987% (US0003M + 0.390%) due 09/28/2020 ~	16,410	16,308
3.128% due 09/13/2019 ~•	7,000	7,001
3.187% (US0003M + 0.390%) due 07/13/2020 ~	3,970	3,956
3.243% (US0003M + 0.630%) due 09/21/2021 ~	5,585	5,532
3.377% (US0003M + 0.580%) due 01/13/2020 ~	8,500	8,498

Pacific LifeCorp
6.000% due 02/10/2020	2,233	2,282

Protective Life Global Funding
1.722% due 04/15/2019	4,096	4,094

Reliance Standard Life Global Funding
2.500% due 04/24/2019	6,000	5,999
2.500% due 01/15/2020	1,500	1,494

Royal Bank of Scotland Group PLC
6.400% due 10/21/2019	45,200	46,014

Santander Holdings USA, Inc.
2.650% due 04/17/2020	7,248	7,224

Santander UK PLC
3.344% (US0003M + 0.660%) due 11/15/2021 ~	10,000	10,000

Senior Housing Properties Trust
3.250% due 05/01/2019	5,000	5,001

Siam Commercial Bank PCL
3.500% due 04/07/2019	7,167	7,167

Skandinaviska Enskilda Banken AB
3.178% (US0003M + 0.570%) due 09/13/2019 ~	2,700	2,706

Standard Chartered PLC
2.100% due 08/19/2019	10,000	9,968
2.400% due 09/08/2019	11,240	11,211
3.813% (US0003M + 1.130%) due 08/19/2019 ~	26,225	26,313

State Bank of India
3.611% (US0003M + 0.850%) due 01/20/2020 ~	2,000	2,007
3.622% due 04/17/2019	17,420	17,422

Sumitomo Mitsui Banking Corp.
2.092% due 10/18/2019	4,000	3,986
3.090% (US0003M + 0.310%) due 10/18/2019 ~	27,800	27,832
3.123% (US0003M + 0.350%) due 01/17/2020 ~	2,500	2,505

Sumitomo Mitsui Financial Group, Inc.
3.567% (US0003M + 0.780%) due 07/12/2022 ~	1,800	1,806

Sumitomo Mitsui Trust Bank Ltd.
3.065% (US0003M + 0.440%) due 09/19/2019 ~	4,000	4,006
3.690% (US0003M + 0.910%) due 10/18/2019 ~	8,950	8,986

Svenska Handelsbanken AB
3.105% (US0003M + 0.490%) due 06/17/2019 ~	24,400	24,424

Synchrony Financial
2.700% due 02/03/2020	7,778	7,769
3.000% due 08/15/2019	20,279	20,285

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Temasek Financial Ltd.
4.300% due 10/25/2019	$1,350	$1,363

Toyota Motor Credit Corp.
3.344% (US0003M + 0.540%) due 01/08/2021 ~	20,300	20,410

UBS AG
2.949% (US0003M + 0.320%) due 05/28/2019 ~	16,500	16,507
3.106% (US0003M + 0.480%) due 12/01/2020 ~	8,650	8,662
3.175% due 06/08/2020 ~•	3,000	3,012

United Overseas Bank Ltd.
3.252% (US0003M + 0.480%) due 04/23/2021 ~	6,945	6,958

WEA Finance LLC
2.700% due 09/17/2019	5,000	4,997

Wells Fargo Bank N.A.
2.910% (SOFRRATE + 0.480%) due 03/25/2020 ~	10,000	10,013
3.271% (US0003M + 0.510%) due 10/22/2021 ~	625	626

		1,148,375

INDUSTRIALS 23.6%

Alimentation Couche-Tard, Inc.
3.108% (US0003M + 0.500%) due 12/13/2019 ~	5,000	5,000

Allergan Funding SCS
3.000% due 03/12/2020	19,914	19,908
3.852% (US0003M + 1.255%) due 03/12/2020 ~	17,461	17,615

Altria Group, Inc.
2.625% due 01/14/2020	5,925	5,913
9.250% due 08/06/2019	5,831	5,961

Amgen, Inc.
3.017% (US0003M + 0.320%) due 05/10/2019 ~	5,214	5,216
3.147% (US0003M + 0.450%) due 05/11/2020 ~	10,026	10,058

Andeavor Logistics LP
5.500% due 10/15/2019	4,330	4,374

Anthem, Inc.
2.250% due 08/15/2019	14,800	14,774

AutoNation, Inc.
5.500% due 02/01/2020	8,590	8,762

Baidu, Inc.
2.750% due 06/09/2019	6,000	6,002

BAT Capital Corp.
3.283% due 08/14/2020 ~•	18,950	18,913
3.564% (US0003M + 0.880%) due 08/15/2022 ~	8,400	8,375

BAT International Finance PLC
1.625% due 09/09/2019	7,750	7,707
2.750% due 06/15/2020	1,000	996

Bayer U.S. Finance LLC
2.125% due 07/15/2019	5,000	4,985
2.375% due 10/08/2019	22,915	22,842

BMW U.S. Capital LLC
3.063% (US0003M + 0.370%) due 08/14/2020 ~(b)	23,000	22,998

Broadcom Corp.
2.375% due 01/15/2020	46,465	46,242

Central Nippon Expressway Co. Ltd.
2.079% due 11/05/2019	3,000	2,988
3.278% (US0003M + 0.540%) due 08/04/2020 ~	16,400	16,419
3.385% (US0003M + 0.770%) due 09/17/2020 ~	1,000	1,004
3.425% due 03/03/2022 ~•	13,760	13,798
3.443% (US0003M + 0.850%) due 09/14/2021 ~	8,000	8,050
3.842% (US0003M + 1.070%) due 04/23/2021 ~	1,500	1,514

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
4.386% (US0003M + 1.650%) due 02/01/2024 ~	$4,900	$4,915

Chevron Corp.
3.094% (US0003M + 0.410%) due 11/15/2019 ~	1,000	1,002

Cigna Corp.
2.965% (US0003M + 0.350%) due 03/17/2020 ~	40,825	40,800

CNPC General Capital Ltd.
2.750% due 05/14/2019	6,400	6,404

Comcast Corp.
2.922% (US0003M + 0.330%) due 10/01/2020 ~	13,000	13,018
3.032% (US0003M + 0.440%) due 10/01/2021 ~	1,775	1,778

Constellation Brands, Inc.
2.000% due 11/07/2019	28,792	28,639
3.875% due 11/15/2019	20,000	20,108

CVS Health Corp.
3.125% due 03/09/2020	10,000	10,030
3.231% (US0003M + 0.630%) due 03/09/2020 ~	12,900	12,933

D.R. Horton, Inc.
4.000% due 02/15/2020	4,665	4,705

Daimler Finance North America LLC
1.500% due 07/05/2019	9,000	8,970
2.200% due 05/05/2020	11,265	11,179
3.100% due 05/04/2020	5,000	5,010
3.128% (US0003M + 0.390%) due 05/04/2020 ~	11,000	10,993
3.263% (US0003M + 0.530%) due 05/05/2020 ~	1,400	1,401
3.425% (US0003M + 0.630%) due 01/06/2020 ~	15,075	15,093

Danone S.A.
1.691% due 10/30/2019	2,070	2,057

Deutsche Telekom International Finance BV
3.075% (US0003M + 0.450%) due 09/19/2019 ~	14,000	14,015
3.353% (US0003M + 0.580%) due 01/17/2020 ~	10,000	10,019
6.000% due 07/08/2019	6,704	6,759

Diageo Capital PLC
2.923% (US0003M + 0.240%) due 05/18/2020 ~	2,000	2,002

Dignity Health
2.637% due 11/01/2019	5,000	4,998

Discovery Communications LLC
2.200% due 09/20/2019	9,786	9,748
2.750% due 11/15/2019	4,908	4,899
3.343% (US0003M + 0.710%) due 09/20/2019 ~(b)	26,645	26,685

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~	4,500	4,500

Doosan Heavy Industries & Construction Co. Ltd.
2.125% due 04/27/2020	9,600	9,518

eBay, Inc.
3.216% (US0003M + 0.480%) due 08/01/2019 ~	5,970	5,975

Encana Corp.
6.500% due 05/15/2019	3,708	3,717

Energy Transfer Operating LP
9.000% due 04/15/2019	20,104	20,146

EQT Corp.
8.125% due 06/01/2019	7,000	7,059

ERAC USA Finance LLC
2.350% due 10/15/2019	4,425	4,413

Florida Gas Transmission Co. LLC
7.900% due 05/15/2019	4,600	4,626

Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	6,516	6,558

GATX Corp.
2.500% due 07/30/2019	3,300	3,292

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.453% (US0003M + 0.720%) due 11/05/2021 ~	$2,400	$2,389

General Electric Co.
3.800% due 06/18/2019	2,600	2,600
6.000% due 08/07/2019	3,132	3,162

General Mills, Inc.
6.610% due 10/15/2022	4,000	4,220

Goodrich Corp.
4.875% due 03/01/2020	5,000	5,094

HCA, Inc.
4.250% due 10/15/2019	18,758	18,857
6.500% due 02/15/2020	18,822	19,376

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	14,780	14,719
3.515% (US0003M + 0.720%) due 10/05/2021 ~	7,200	7,176

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019	8,992	9,170

Hyundai Capital America
1.750% due 09/27/2019	2,483	2,471
2.000% due 07/01/2019	3,471	3,464
2.550% due 04/03/2020	10,450	10,378
2.600% due 03/19/2020	1,700	1,691
3.415% due 09/18/2020 ~•	6,700	6,703
3.608% (US0003M + 0.800%) due 04/03/2020 ~	6,332	6,335

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020 (b)	19,990	20,641

Kinder Morgan, Inc.
3.050% due 12/01/2019	2,000	2,002

Kraft Heinz Foods Co.
3.117% (US0003M + 0.420%) due 08/09/2019 ~	12,495	12,501
3.267% (US0003M + 0.570%) due 02/10/2021 ~	8,100	8,079

Life Technologies Corp.
6.000% due 03/01/2020	10,000	10,273

Marriott International, Inc.
3.226% (US0003M + 0.600%) due 12/01/2020 ~	6,500	6,511

Martin Marietta Materials, Inc.
3.133% (US0003M + 0.500%) due 12/20/2019 ~	9,000	8,991

Minera y Metalurgica del Boleo SAPI de C.V.
2.875% due 05/07/2019	15,000	15,000

Molson Coors Brewing Co.
1.450% due 07/15/2019	19,365	19,288

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	6,023	5,980
3.375% (US0003M + 0.610%) due 10/28/2019 ~	17,400	17,438

NBCUniversal Enterprise, Inc.
1.974% due 04/15/2019	8,328	8,326

NetApp, Inc.
2.000% due 09/27/2019	2,000	1,992

Norfolk Southern Corp.
5.900% due 06/15/2019	5,974	6,011

NTT Finance Corp.
3.131% (US0003M + 0.530%) due 06/29/2020 ~	32,300	32,365

NXP BV
4.125% due 06/15/2020	5,525	5,608

Oil India Ltd.
3.875% due 04/17/2019	5,139	5,144

ONGC Videsh Ltd.
3.250% due 07/15/2019	8,624	8,634

Penske Truck Leasing Co. LP
3.050% due 01/09/2020	1,500	1,500

Philip Morris International, Inc.
3.061% (US0003M + 0.420%) due 02/21/2020 ~	750	752

Pioneer Natural Resources Co.
7.500% due 01/15/2020	6,480	6,707

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reckitt Benckiser Treasury Services PLC
3.162% (US0003M + 0.560%) due 06/24/2022 ~	$4,600	$4,564

Reynolds American, Inc.
8.125% due 06/23/2019	12,254	12,393

Rockwell Collins, Inc.
1.950% due 07/15/2019	4,890	4,878
5.250% due 07/15/2019	3,463	3,486

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	46,540	46,344

Sky Ltd.
2.625% due 09/16/2019	8,725	8,711

Southern Co.
3.292% (US0003M + 0.700%) due 09/30/2020 ~	9,500	9,509

Suntory Holdings Ltd.
2.550% due 09/29/2019	6,000	5,990

Telefonica Emisiones S.A.
5.877% due 07/15/2019	44,379	44,754

Tencent Holdings Ltd.
3.375% due 05/02/2019	18,340	18,351

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~	3,000	2,988

Time Warner Cable LLC
5.000% due 02/01/2020	21,480	21,840
8.250% due 04/01/2019	13,974	13,974

Tyson Foods, Inc.
2.650% due 08/15/2019	29,188	29,165
3.079% (US0003M + 0.450%) due 05/30/2019 ~	6,765	6,766

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	5,418	5,412
2.450% due 11/20/2019	6,320	6,295
3.458% (US0003M + 0.770%) due 11/13/2020 ~	4,000	4,013

Wabtec Corp.
3.911% (US0003M + 1.300%) due 09/15/2021 ~	6,200	6,195

Walgreens Boots Alliance, Inc.
2.700% due 11/18/2019	7,000	6,995

Woolworths Group Ltd.
4.000% due 09/22/2020	5,000	5,059

		1,217,608

UTILITIES 4.9%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	5,400	5,424

BellSouth LLC
4.333% due 04/26/2021	14,900	14,916

BP Capital Markets PLC
3.237% (US0003M + 0.540%) due 05/10/2019 ~	310	310

CLP Power HK Finance Ltd.
4.750% due 03/19/2020	8,000	8,138

Dominion Energy, Inc.
3.176% (US0003M + 0.550%) due 06/01/2019 ~	14,066	14,074

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~	13,700	13,697
3.251% (US0003M + 0.650%) due 03/11/2022 ~	3,700	3,707

Electricite de France S.A.
4.600% due 01/27/2020	800	814

Emera U.S. Finance LP
2.150% due 06/15/2019	15,472	15,442

Enable Midstream Partners LP
2.400% due 05/15/2019	11,477	11,468

Exelon Generation Co. LLC
2.950% due 01/15/2020	16,044	16,029
5.200% due 10/01/2019	18,116	18,319

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Iberdrola Finance Ireland DAC
5.000% due 09/11/2019	$14,235	$14,359

KT Corp.
2.625% due 04/22/2019	1,900	1,900

Mississippi Power Co.
3.259% (US0003M + 0.650%) due 03/27/2020 ~	2,500	2,500

NextEra Energy Capital Holdings, Inc.
2.930% (US0003M + 0.315%) due 09/03/2019 ~	6,982	6,984
3.029% (US0003M + 0.400%) due 08/21/2020 ~	10,400	10,384
3.352% (US0003M + 0.720%) due 02/25/2022 ~	7,700	7,718

Orange S.A.
1.625% due 11/03/2019	1,610	1,600

Plains All American Pipeline LP
2.600% due 12/15/2019	5,290	5,272
5.750% due 01/15/2020	2,885	2,944

Progress Energy, Inc.
4.875% due 12/01/2019	7,137	7,232

Public Service Co. of Oklahoma
5.150% due 12/01/2019	5,000	5,083

Sempra Energy
2.400% due 02/01/2020	7,525	7,493
2.400% due 03/15/2020	2,000	1,990
3.037% (US0003M + 0.250%) due 07/15/2019 ~	18,130	18,105
3.287% (US0003M + 0.500%) due 01/15/2021 ~	3,886	3,855

Sinopec Group Overseas Development Ltd.
2.125% due 05/03/2019	250	250
2.500% due 04/28/2020	3,184	3,170
3.703% (US0003M + 0.920%) due 04/10/2019 ~	10,493	10,495

Southern Power Co.
3.183% (US0003M + 0.550%) due 12/20/2020 ~	8,100	8,067

State Grid Overseas Investment Ltd.
2.750% due 05/07/2019	6,700	6,701

Telefonos de Mexico S.A.B. de C.V.
5.500% due 11/15/2019	1,995	2,025

		250,465

Total Corporate Bonds & Notes (Cost $2,615,144)		2,616,448

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.2%

California State General Obligation Bonds, Series 2013
2.443% (0.7*US0001M + 0.700%) due 12/01/2028 ~	5,000	5,021

California State General Obligation Bonds, Series 2017
3.270% (US0001M + 0.780%) due 04/01/2047 ~	6,000	6,025

		11,046

WASHINGTON 0.2%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.772% (0.67*US0001M + 1.100%) due 01/01/2042 ~	7,000	7,080

Total Municipal Bonds & Notes (Cost $18,000)		18,126

U.S. GOVERNMENT AGENCIES 3.4%

Fannie Mae
2.786% due 04/25/2036 - 06/25/2042 •	2,850	2,840
2.836% due 07/25/2036 - 06/25/2043 •	366	365
2.859% due 11/25/2044 - 09/25/2055 •	12,408	12,381

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.859% due 12/25/2044 •(b)	$34,269	$34,257
2.886% due 02/25/2042 •	716	718
2.936% due 04/25/2039 •	423	423
2.959% due 07/25/2046 •	6,507	6,505
2.986% due 02/25/2042 •	780	783
3.010% due 03/25/2042	267	268
3.026% due 07/25/2037 •	106	107
3.036% due 10/25/2041 •	292	295
3.216% due 06/25/2040 •	463	465
4.472% due 05/01/2038 •	7,833	8,193

Freddie Mac
2.784% due 04/15/2037 •	470	468
2.814% due 07/15/2037 •	482	482
2.829% due 05/15/2038 •	1,887	1,882
2.839% due 05/15/2041 •	1,986	1,983
2.840% due 09/25/2021 •	657	657
2.849% due 06/15/2040 •	4,622	4,610
2.859% due 10/15/2037 •(b)	14,847	14,846
2.859% due 10/15/2037 - 08/15/2042 (b)	25,186	25,170
2.859% due 02/15/2038 - 09/15/2044 •	17,227	17,192
2.884% due 03/15/2040 - 11/15/2043 •	1,018	1,019
2.984% due 08/15/2041 •	24	24
3.004% due 12/15/2041 •	613	616
3.034% due 09/15/2037 - 11/15/2041 •	986	995
3.064% due 07/15/2037 •	606	612
3.084% due 11/15/2037 •	109	110
3.434% due 01/15/2032 •	270	273
3.484% due 01/15/2039	68	70
3.989% due 05/15/2033 •	285	293

Ginnie Mae
2.709% due 06/20/2066 •	2,408	2,405
2.795% due 04/20/2037	1,680	1,680
2.879% due 10/20/2066 •	603	602
2.888% due 06/20/2039 •	184	184
2.909% due 07/20/2043 •	1,358	1,362
2.909% due 01/20/2068	184	183
2.979% due 08/20/2065 •	832	832
3.009% due 12/20/2060 - 03/20/2065 •	611	610
3.009% due 07/20/2064	60	60
3.077% due 04/20/2062	932	934
3.189% due 08/20/2061 •	1,045	1,046
3.209% due 10/20/2065	967	969
3.259% due 08/20/2067 •	1,657	1,675
3.279% due 02/20/2066 •	928	931
3.309% due 05/20/2066	5,133	5,172
3.628% due 09/20/2067	1,685	1,722
5.123% due 09/20/2066 •	5,315	5,838

NCUA Guaranteed Notes
2.931% due 01/08/2020 •	1,717	1,721
2.983% due 11/05/2020 •	7,794	7,802
3.041% due 12/08/2020 •	1,119	1,124

Total U.S. Government Agencies (Cost $175,943)		175,754

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.9%

Gosforth Funding PLC
3.101% due 08/25/2060 •	6,231	6,220

JPMBB Commercial Mortgage Securities Trust
3.087% due 07/15/2048	1,047	1,047

Morgan Stanley Bank of America Merrill Lynch Trust
3.101% due 12/15/2047	10,095	10,095

Silverstone Master Issuer PLC
3.311% (US0003M + 0.550%) due 01/21/2070 ~	4,250	4,251

Stonemont Portfolio Trust
3.338% due 08/20/2030 •	4,886	4,885

UBS-Barclays Commercial Mortgage Trust
3.282% due 04/10/2046 •	13,982	14,169

Wells Fargo-RBS Commercial Mortgage Trust
3.684% due 06/15/2045 •	5,025	5,039

Total Non-Agency Mortgage-Backed Securities (Cost $45,592)		45,706

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 13.6%

Ally Master Owner Trust
2.804% due 07/15/2022 •	$5,000	$5,001

Bank of The West Auto Trust
3.090% due 04/15/2021	12,300	12,322

Canadian Pacer Auto Receivables Trust
3.000% due 06/21/2021	11,400	11,419

CarMax Auto Owner Trust
2.110% due 10/17/2022	6,718	6,672
2.794% due 07/15/2022 •	8,000	8,009

Chesapeake Funding LLC
2.110% due 03/15/2028	5,450	5,442
2.859% due 08/15/2030	14,580	14,552
2.940% due 04/15/2031	18,700	18,761

CIFC Funding Ltd.
3.631% due 10/25/2027 •	3,100	3,088

CNH Equipment Trust
2.960% due 05/16/2022	3,000	3,006

Dell Equipment Finance Trust
3.160% due 02/22/2021	3,000	3,010

Dryden Senior Loan Fund
3.687% due 10/15/2027 •	5,500	5,471

Evergreen Credit Card Trust
2.834% due 07/15/2022 •	14,000	14,021
2.964% due 01/15/2023 •	16,000	16,049

Figueroa CLO Ltd.
3.687% due 01/15/2027 •	5,000	4,994

Flagship CLO Ltd.
3.629% due 01/16/2026 •	1,100	1,099

Flagship Ltd.
3.881% due 01/20/2026 •	2,381	2,381

Ford Credit Auto Lease Trust
1.800% due 06/15/2020	520	519

Ford Credit Auto Owner Trust
2.440% due 01/15/2027	2,150	2,142

Ford Credit Floorplan Master Owner Trust
2.834% due 09/15/2022 •	5,000	5,003

GM Financial Automobile Leasing Trust
2.785% due 01/21/2020	340	340
2.890% due 09/21/2020	19,629	19,647

GM Financial Consumer Automobile Receivables Trust
1.860% due 12/16/2021	2,560	2,545
2.080% due 01/19/2021	2,402	2,398

GMF Floorplan Owner Revolving Trust
2.220% due 01/18/2022	4,837	4,815
2.894% due 09/15/2023 •	10,000	9,995

GreatAmerica Leasing Receivables Funding LLC
2.360% due 01/20/2023	4,500	4,472

Halcyon Loan Advisors Funding Ltd.
3.681% due 04/20/2027 •	5,000	4,973

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	3,400	3,408

Hyundai Auto Lease Securitization Trust
1.890% due 03/16/2020	2,050	2,047

Mercedes-Benz Auto Lease Trust
1.790% due 04/15/2020	924	922
2.200% due 04/15/2020	1,803	1,802
3.010% due 02/16/2021	15,700	15,736

Mercedes-Benz Auto Receivables Trust
1.460% due 12/15/2022	700	691

Motor PLC
3.016% due 09/25/2024 •	6,875	6,868

Mountain View CLO Ltd.
3.587% due 10/15/2026 •	2,898	2,888

Navient Private Education Loan Trust
2.834% due 12/15/2059 •	1,585	1,585
2.884% due 12/16/2058 •	5,654	5,658

Navient Private Education Refi Loan Trust
2.784% due 12/15/2059 •	29,490	29,478

Navient Student Loan Trust
2.836% due 03/25/2067 •	20,000	19,965
2.887% due 12/15/2059 •	21,000	21,026
3.430% due 12/15/2059	5,387	5,419

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nelnet Student Loan Trust
2.761% due 08/23/2027 •	$3,882	$3,877

Nissan Auto Receivables Owner Trust
1.790% due 01/17/2022	4,507	4,491

OFSI Fund Ltd.
3.437% due 03/20/2025 •	3,001	2,994

OSCAR U.S. Funding Trust LLC
2.963% due 08/10/2021 •	4,132	4,136

Palmer Square CLO Ltd.
3.534% due 08/15/2026 •	4,007	3,982

Palmer Square Loan Funding Ltd.
3.387% due 04/15/2026 •	8,524	8,468
3.437% due 07/15/2026 •	8,970	8,882
3.584% due 11/15/2026 •	9,676	9,645

Penarth Master Issuer PLC
2.862% due 03/18/2022 •	20,000	19,962
2.932% due 09/18/2022	40,000	39,939

PHEAA Student Loan Trust
3.436% due 11/25/2065 •	6,123	6,151

Securitized Term Auto Receivables Trust
2.696% due 02/25/2021 •	12,317	12,304
2.862% due 05/25/2021	12,000	12,020

SLC Student Loan Trust
2.721% due 03/15/2027 •	7,750	7,734
2.731% due 06/15/2029 •	18,681	18,565
2.784% due 02/15/2025 •	7,145	7,141
2.844% due 05/15/2023 •	581	580

SLM Student Loan Trust
2.861% due 10/25/2024 •	829	828
2.861% due 01/26/2026 •	9,355	9,340
2.911% due 10/25/2028 •	4,278	4,258
2.941% due 07/25/2023 •	4,824	4,823
3.081% due 12/15/2027 •	22,221	22,249
3.161% due 12/15/2025 •	3,565	3,579
3.321% due 01/25/2028 •	5,888	5,902

SMB Private Education Loan Trust
2.784% due 09/15/2025 •	6,821	6,822
3.050% due 05/15/2026	1,311	1,315
3.684% due 07/15/2027 •	13,598	13,727

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	1,673	1,661
2.770% due 05/25/2026	1,019	1,016

SoFi Consumer Loan Program Trust
3.240% due 02/25/2028	3,804	3,820

SoFi Professional Loan Program LLC
2.050% due 01/25/2041	2,476	2,461
3.336% due 07/25/2039 •	827	830

SoFi Professional Loan Program Trust
3.080% due 01/25/2048	8,179	8,202
3.120% due 02/25/2048	12,073	12,109

Sound Point CLO Ltd.
3.647% due 04/15/2027 •	9,000	9,000

THL Credit Wind River CLO Ltd.
4.237% due 01/15/2026 •	5,000	5,002

Trillium Credit Card Trust
2.849% due 09/26/2023 •	50,000	49,990

Upstart Securitization Trust
3.450% due 04/20/2026	2,000	2,003

USAA Auto Owner Trust
1.390% due 11/15/2021	4,700	4,676

Utah State Board of Regents
3.236% due 09/25/2056 •	3,016	3,007
3.236% due 01/25/2057 •	3,922	3,918

Venture CLO Ltd.
3.667% due 04/15/2027	6,700	6,647

Voya CLO Ltd.
3.491% due 07/25/2026 •	1,792	1,787

Wellfleet CLO Ltd.
3.901% due 10/20/2027 •	15,000	15,001

WhiteHorse Ltd.
3.933% due 07/17/2026 •	6,528	6,534

World Omni Auto Receivables Trust
1.840% due 01/17/2022	3,300	3,287

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

World Omni Automobile Lease Securitization Trust
2.960% due 06/15/2021	$1,610	$1,612

Z Capital Credit Partners CLO Ltd.
3.729% due 07/16/2027 •	3,100	3,084

Total Asset-Backed Securities (Cost $698,940)		699,000

SOVEREIGN ISSUES 0.4%

Development Bank of Japan, Inc.
3.005% (US0003M + 0.240%) due 01/28/2020 ~	5,000	5,010

Export-Import Bank of India
3.875% due 10/02/2019	9,959	10,003

Korea National Oil Corp.
3.209% (US0003M + 0.600%) due 03/27/2020 ~	7,755	7,775

Total Sovereign Issues (Cost $22,734)		22,788

SHORT-TERM INSTRUMENTS 3.9%

CERTIFICATES OF DEPOSIT 1.2%

First Republic Bank
2.950% due 04/22/2019	45,300	45,299

Lloyds Bank Corporate Markets PLC
3.102% (US0003M + 0.500%) due 09/24/2020 ~	11,900	11,904
3.297% (US0003M + 0.500%) due 10/26/2020 ~	5,000	5,002

		62,205

COMMERCIAL PAPER 2.5%

Campbell Soup Co.
3.000% due 04/10/2019	10,000	9,991
3.000% due 04/17/2019	4,800	4,793
3.070% due 04/24/2019	4,700	4,691

CNH Industrial Capital LLC
3.500% due 05/09/2019	4,500	4,484

Enable Midstream Partners LP
3.250% due 05/17/2019	6,500	6,473

Energy Transfer Partners
3.200% due 04/22/2019	6,300	6,287

NiSource, Inc.
2.970% due 05/24/2019	10,000	9,957

Royal Caribbean Cruise
3.000% due 04/25/2019	15,000	14,969

Syngenta Finance NV
3.200% due 06/11/2019	25,000	24,854

VW Credit, Inc.
2.900% due 07/10/2019	6,000	5,951
3.050% due 07/01/2019	35,000	34,739

		127,189

REPURCHASE AGREEMENTS (a) 0.1%
		4,355

SHORT-TERM NOTES 0.1%

Holmes Master Issuer PLC
2.834% due 07/15/2019 •	6,897	6,898

Total Short-Term Instruments (Cost $200,624)		200,647

Total Investments in Securities (Cost $3,776,977)		3,778,469

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 22.8%

SHORT-TERM INSTRUMENTS 22.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 22.8%

PIMCO Short Asset Portfolio	118,201,356	$1,175,985

PIMCO Short-Term Floating NAV Portfolio III	56,394	558

Total Short-Term Instruments (Cost $1,180,385)		1,176,543

Total Investments in Affiliates (Cost $1,180,385)		1,176,543

MARKET VALUE (000S)
Total Investments 96.2% (Cost $4,957,362)	$4,955,012

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $2,197)	1,063

Other Assets and Liabilities, net 3.8%	196,510

Net Assets 100.0%	$5,152,585

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$4,355	U.S. Treasury Notes 1.125% due 06/30/2021	$(4,445)	$4,355	$4,356

Total Repurchase Agreements						$(4,445)	$4,355	$4,356

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	2.900%	03/29/2019	04/01/2019	$(61,608)	$(61,623)
	6.850	03/29/2019	04/01/2019	(14,848)	(14,851)
BRC	3.100	03/29/2019	04/01/2019	(69,233)	(69,251)
UBS	2.760	03/27/2019	05/23/2019	(98,118)	(98,156)

Total Reverse Repurchase Agreements					$(243,881)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(76,474)	$0	$(76,474)	$79,998	$3,524
BRC	0	(69,251)	0	(69,251)	74,272	5,021
FICC	4,356	0	0	4,356	(4,445)	(89)
UBS	0	(98,156)	0	(98,156)	102,895	4,739

Total Borrowings and Other Financing Transactions	$4,356	$(243,881)	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(76,474)	$0	$(98,156)	$0	$(174,630)
U.S. Government Agencies	(69,251)	0	0	0	(69,251)

Total Borrowings	$(145,725)	$0	$(98,156)	$0	$(243,881)

Payable for reverse repurchase agreements					$(243,881)

(b)	Securities with an aggregate market value of $257,165 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(75,372) at a weighted average interest rate of 2.047%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar June Futures	06/2019	1,480	$	360,584	$254	$0	$(55)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2019	825	$	(95,558)	$(348)	$187	$0

Total Futures Contracts					$(94)	$187	$(55)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	2.500%	Annual	03/01/2020	$524,500	$297	$672	$969	$0	$(129)
Pay	1-Day USD-Federal Funds Rate Compounded-OIS	2.795	Annual	09/30/2020	590,300	192	5,584	5,776	0	(397)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300	Annual	03/01/2022	1,005,900	1,708	(8,762)	(7,054)	1,457	0

Total Swap Agreements						$2,197	$(2,506)	$(309)	$1,457	$(526)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$187	$1,457	$1,644	$0	$(55)	$(526)	$(581)

44	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

Cash of $10,136 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$187	$187
Swap Agreements	0	0	0	0	1,457	1,457

	$0	$0	$0	$0	$1,644	$1,644

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$55	$55
Swap Agreements	0	0	0	0	526	526

	$0	$0	$0	$0	$581	$581

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5,741)	$(5,741)
Swap Agreements	0	0	0	0	(484)	(484)

	$0	$0	$0	$0	$(6,225)	$(6,225)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(88)	$(88)
Swap Agreements	0	0	0	0	(2,506)	(2,506)

	$0	$0	$0	$0	$(2,594)	$(2,594)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,148,375	$0	$1,148,375
Industrials	0	1,217,608	0	1,217,608
Utilities	0	250,465	0	250,465
Municipal Bonds & Notes
California	0	11,046	0	11,046
Washington	0	7,080	0	7,080
U.S. Government Agencies	0	175,754	0	175,754
Non-Agency Mortgage-Backed Securities	0	45,706	0	45,706
Asset-Backed Securities	0	699,000	0	699,000
Sovereign Issues	0	22,788	0	22,788
Short-Term Instruments
Certificates of Deposit	0	62,205	0	62,205
Commercial Paper	0	127,189	0	127,189
Repurchase Agreements	0	4,355	0	4,355
Short-Term Notes	0	6,898	0	6,898

	$0	$3,778,469	$0	$3,778,469

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,176,543	$0	$0	$1,176,543

Total Investments	$1,176,543	$3,778,469	$0	$4,955,012

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$187	$1,457	$0	$1,644

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(55)	$(526)	$0	$(581)

Total Financial Derivative Instruments	$132	$931	$0	$1,063

Totals	$1,176,675	$3,779,400	$0	$4,956,075

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. Certain Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

46	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2019

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Government Money Market Fund	Daily	Monthly

PIMCO Low Duration Fund II	Daily	Monthly

PIMCO Low Duration ESG Fund	Daily	Monthly

PIMCO Short Asset Investment Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019,

ANNUAL REPORT	MARCH 31, 2019	47

Notes to Financial Statements (Cont.)

and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the year ended March 31, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Distributions to Shareholders:

From net investment income

Institutional Class	$(1,648)	$(5,246)	$(1,410)	$(23,578)

Class M	(4,143)	0	0	0

I-2	(41)	0	(277)	(2,552)

I-3	0	0	0	0

Administrative Class	(1,020)	(117)	(27)	(1,223)

Class D	0	0	0	(368)

Class A	(1,134)	0	0	(3,622)

Class C	(319)	0	0	0

From net realized capital gains

Institutional Class	0	0	0	(5,295)

Class M	0	0	0	0

I-2	0	0	0	(621)

I-3	0	0	0	0

Administrative Class	0	0	0	(317)

Class D	0	0	0	(127)

Class A	0	0	0	(1,058)

Class C	0	0	0	0

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(8,305)	$(5,363)	$(1,714)	$(38,761)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares, except for PIMCO Government Money Market Fund, are ordinarily valued as of the close of regular trading (“NYSE Close”). PIMCO Government Money Market Fund shares are valued as of 5:30 p.m., Eastern Time (or an earlier time if the Fund closes earlier) on each day the NYSE is open for trading. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

Except for the PIMCO Government Money Market Fund, for the purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources

48	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2019

(together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

The PIMCO Government Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair

ANNUAL REPORT	MARCH 31, 2019	49

Notes to Financial Statements (Cont.)

valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.
∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

50	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2019

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price. The PIMCO Government Money Market Fund is an exception because this Fund values all holdings at amortized cost.

ANNUAL REPORT	MARCH 31, 2019	51

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund (except the PIMCO Government Money Market Fund) may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$49,762	$1,543	$(1)	$0	$(268)	$51,036	$1,485	$58

PIMCO Short Asset Investment Fund	0	1,265,985	(86,001)	(157)	(3,842)	1,175,985	12,242	743

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$65,252	$537	$(65,600)	$11	$15	$215	$536	$0

PIMCO Short Asset Investment Fund	189,891	5,069,949	(5,259,401)	135	(16)	558	3,947	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed

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securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

ANNUAL REPORT	MARCH 31, 2019	53

Notes to Financial Statements (Cont.)

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are

54	PIMCO SHORT DURATION STRATEGY FUNDS

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included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

ANNUAL REPORT	MARCH 31, 2019	55

Notes to Financial Statements (Cont.)

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced

56	PIMCO SHORT DURATION STRATEGY FUNDS

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entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to

ANNUAL REPORT	MARCH 31, 2019	57

Notes to Financial Statements (Cont.)

generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

High Yield	—	—	X	—

Market	X	X	X	X

Issuer	—	X	X	X

Liquidity	—	X	X	X

Derivatives	—	X	X	X

Equity	—	X	X	—

Mortgage-Related and Other Asset-Backed Securities	—	X	X	X

Foreign (Non-U.S.) Investment	—	—	X	X

Emerging Markets	—	—	X	X

Sovereign Debt	—	—	X	—

Currency	—	—	X	—

Leveraging	—	X	X	X

Management	X	X	X	X

Reverse Repurchase Agreements and Other Borrowings	X	—	—	—

Short Exposure	—	X	X	X

Responsible Investing	—	—	X	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the

58	PIMCO SHORT DURATION STRATEGY FUNDS

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issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Reverse Repurchase Agreements and Other Borrowings Risk  is the risk that reverse repurchase agreements or other borrowings may increase a Fund’s overall investment exposure and that the related transaction costs may detract from Fund performance.

ANNUAL REPORT	MARCH 31, 2019	59

Notes to Financial Statements (Cont.)

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Responsible Investing Risk  is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the

Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other

60	PIMCO SHORT DURATION STRATEGY FUNDS

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things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class M	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Government Money Market Fund	0.12%		0.06%	0.06%	0.16%	N/A		0.06%	0.21%	0.21%
PIMCO Low Duration Fund II	0.25%		0.25%	N/A	N/A	N/A		0.25%	N/A	N/A
PIMCO Low Duration ESG Fund	0.25%		0.25%	N/A	0.35%	0.45%	*(2)	0.25%~	N/A	N/A
PIMCO Short Asset Investment Fund	0.20%	(1)	0.14%	0.14%	0.24%	0.34%	(2)	0.14%	0.24%	N/A

~	This share class was liquidated during the reporting period.
*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed, effective August 1, 2018 through July 31, 2019, to waive its Investment Advisory Fee by 0.03% of the average daily net assets of the Fund. Prior to August 1, 2018, PIMCO contractually agreed to reduce its Investment Advisory Fee by 0.07% of the average daily net assets of the Fund.

(2)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares of the Funds (except for the PIMCO Government Money Market Fund), and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares of the Funds (except for the PIMCO Government Money Market Fund) (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan

ANNUAL REPORT	MARCH 31, 2019	61

Notes to Financial Statements (Cont.)

permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares of the Funds (except for the PIMCO Government Money Market Fund).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	—	0.25%
Class C

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

PIMCO Government Money Market Fund	0.10%(1)

All Other Funds	0.25%

(1)

With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its Investment Advisory Fee for the

PIMCO Short Asset Investment Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement and Investment Advisory Fee Waiver in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2019, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Short Asset Investment Fund	$1,170	$1,531	$1,610	$4,311

†	A zero balance may reflect actual amounts rounding to less than one thousand.

62	PIMCO SHORT DURATION STRATEGY FUNDS

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Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

To maintain certain net yields for the PIMCO Government Money Market Fund, PIMCO and the Trust’s Distributor have entered into the Fee and Expense Limitation Agreement. Pursuant to the Fee and Expense Limitation Agreement, PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the PIMCO Government Money Market Fund’s Supervisory and Administrative Fee, any service fees applicable to a class of such Fund, or to the extent necessary, the Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the PIMCO Government Money Market Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustee Fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Fund will not reimburse PIMCO or its affiliates for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at March 31, 2019, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Government Money Market Fund	$1	$0	$1	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Low Duration Fund II	$16,188	$0

PIMCO Low Duration ESG Fund	20,606	3,134

PIMCO Short Asset Investment Fund	463,007	759,659

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in

ANNUAL REPORT	MARCH 31, 2019	63

Notes to Financial Statements (Cont.)

realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Low Duration Fund II	$2,020,619	$1,877,558	$96,133	$39,892

PIMCO Low Duration ESG Fund	1,267,576	1,172,577	80,199	30,480

PIMCO Short Asset Investment Fund	1,506,199	1,577,229	1,977,053	752,024

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Government Money Market Fund				PIMCO Low Duration Fund II

	Year Ended 03/31/2019		Year Ended 03/31/2018		Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	877,975	$877,975	576,963	$576,963	6,571	$63,241	12,780	$124,440

Class M	8,021,816	8,021,816	6,560,553	6,560,553	0	0	0	0

I-2	26,633	26,633	17,148	17,148	0	0	0	0

I-3	0	0	0	0	0	0	0	0

Administrative Class	536,906	536,906	870,448	870,448	36	342	2	14

Class D	0	0	0	0	0	0	0	0

Class A	647,178	647,178	150,045	150,045	0	0	0	0

Class C	53,237	53,237	21,144	21,144	0	0	0	0
Issued as reinvestment of distributions

Institutional Class	3,255	3,255	996	996	841	8,102	507	4,942

Class M	5,954	5,954	2,336	2,336	0	0	0	0

I-2	216	216	41	41	0	0	0	0

I-3	0	0	0	0	0	0	0	0

Administrative Class	1,590	1,590	1,020	1,020	20	195	12	117

Class D	0	0	0	0	0	0	0	0

Class A	4,667	4,667	1,070	1,070	0	0	0	0

Class C	697	697	280	280	0	0	0	0
Cost of shares redeemed

Institutional Class	(694,703)	(694,703)	(484,098)	(484,098)	(7,432)	(71,538)	(8,471)	(82,504)

Class M	(8,100,304)	(8,100,304)	(6,704,043)	(6,704,043)	0	0	0	0

I-2	(23,286)	(23,286)	(7,630)	(7,630)	0	0	0	0

I-3	0	0	0	0	0	0	0	0

Administrative Class	(579,237)	(579,237)	(852,442)	(852,442)	(5)	(48)	(5)	(44)

Class D	0	0	0	0	0	0	0	0

Class A	(337,269)	(337,269)	(145,520)	(145,520)	0	0	0	0

Class C	(41,699)	(41,699)	(44,118)	(44,118)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	403,626	$403,626	(35,807)	$(35,807)	31	$294	4,825	$46,965

64	PIMCO SHORT DURATION STRATEGY FUNDS

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	PIMCO Low Duration ESG Fund						PIMCO Short Asset Investment Fund

	Year Ended 03/31/2019				Year Ended 03/31/2018		Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares		Amount		Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	9,509		$89,484		11,931	$113,540	482,764	$4,844,578	288,109		$2,897,202

Class M	0		0		0	0	498	5,000	1		7

I-2	2,659		25,045		1,970	18,748	45,142	452,995	22,055		221,746

I-3	0		0		0	0	351	3,512	0		0

Administrative Class	8(a	)	71(a	)	213	2,026	200,649	2,013,965	205,572		2,067,452

Class D	0		0		0	0	0	0	2,883		29,018

Class A	0		0		0	0	62,781	630,125	55,765	(b)	560,720	(b)

Class C	0		0		0	0	0	0	0		0
Issued as reinvestment of distributions

Institutional Class	397		3,735		140	1,330	7,779	78,015	2,666		26,803

Class M	0		0		0	0	11	114	0		0

I-2	103		970		29	277	755	7,568	301		3,022

I-3	0		0		0	0	2	22	0		0

Administrative Class	1(a	)	14(a	)	3	27	208	2,083	153		1,540

Class D	0		0		0	0	0	0	46		460

Class A	0		0		0	0	1,058	10,608	463		4,650

Class C	0		0		0	0	0	0	0		0
Cost of shares redeemed

Institutional Class	(4,824)		(45,394)		(9,376)	(88,823)	(311,722)	(3,126,615)	(157,194)		(1,580,965)

Class M	0		0		0	0	0	0	(1)		(7)

I-2	(1,602)		(15,084)		(1,712)	(16,252)	(28,514)	(286,055)	(13,844)		(139,206)

I-3	0		0		0	0	(82)	(819)	0		0

Administrative Class	(262	)(a)	(2,465	)(a)	(489)	(4,643)	(193,094)	(1,937,856)	(238,063)		(2,394,144)

Class D	0		0		0	0	0	0	(5,293	)(b)	(53,183	)(b)

Class A	0		0		0	0	(51,780)	(519,560)	(33,004)		(331,946)

Class C	0		0		0	0	0	0	0		0

Net increase (decrease) resulting from Fund share transactions	5,989		$56,376		2,709	$26,230	216,806	$2,177,680	130,615		$1,313,169

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(b)	On March 23, 2018, 3,230 Class D shares in the amount of $32,429 converted into Class A shares of the Fund.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Low Duration Fund II	1	0	13%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	MARCH 31, 2019	65

Notes to Financial Statements (Cont.)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO Government Money Market Fund	$383	$0	$0	$(376)	$(6)	$0	$0

PIMCO Low Duration Fund II	460	0	2,229	(37)	(14,450)	0	0

PIMCO Low Duration ESG Fund	0	0	(85)	(14)	(6,092)	0	(299)

PIMCO Short Asset Investment Fund	562	0	(5,827)	(417)	0	(10,889)	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options, and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Government Money Market Fund	$6	$0

PIMCO Low Duration Fund II	7,853	6,597

PIMCO Low Duration ESG Fund	2,095	3,997

PIMCO Short Asset Investment Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO Government Money Market Fund	$1,413,889	$0	$0	$0

PIMCO Low Duration Fund II	471,131	5,653	(3,402)	2,251

PIMCO Low Duration ESG Fund	323,160	4,158	(4,230)	(72)

PIMCO Short Asset Investment Fund	4,960,436	10,154	(15,980)	(5,826)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, Lehman securities, unrealized gain or loss on certain futures, options, and forward contracts, straddle loss deferrals, Treasury Inflation Protected Securities (TIPs), and realized and unrealized gain (loss) swap contracts.

66	PIMCO SHORT DURATION STRATEGY FUNDS

March 31, 2019

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO Government Money Market Fund	$19,521	$0	$0	$8,305	$0	$0

PIMCO Low Duration Fund II	8,700	0	0	5,363	0	0

PIMCO Low Duration ESG Fund	4,884	0	0	1,714	0	0

PIMCO Short Asset Investment Fund	101,500	1,126	0	37,501	1,260	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	67

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (four of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

68	PIMCO SHORT DURATION STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NXN	Natixis New York

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GSC	Goldman Sachs & Co.	RDR	RBC Capital Markets LLC

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank

BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.	SGY	Societe Generale, New York

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MBC	HSBC Bank Plc	UBS	UBS Securities LLC

FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:

AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen

CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar

DKK	Danish Krone

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	CMBX	Commercial Mortgage-Backed Index	US0001M	1 Month USD Swap Rate

BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

CDX.MCDX	Credit Derivative Index - Municipal Bond	SOFRRATE	Secured Overnight Financing Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	NCUA	National Credit Union Administration

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	OAT	Obligations Assimilables du Trésor

BBSW	Bank Bill Swap Reference Rate	FDIC	Federal Deposit Insurance Corp.	OIS	Overnight Index Swap

BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation

ANNUAL REPORT	MARCH 31, 2019	69

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO Government Money Market Fund	0.00%	0.00%	$19,521	$0

PIMCO Low Duration Fund II	0.00%	0.00%	8,700	0

PIMCO Low Duration ESG Fund	0.00%	0.00%	4,884	0

PIMCO Short Asset Investment Fund	0.00%	0.00%	85,634	2,565

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

70	PIMCO SHORT DURATION STRATEGY FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2019	71

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

72	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	73

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

74	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	75

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3007AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

StocksPLUS® Funds

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

2	PIMCO STOCKSPLUS® FUNDS

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares , if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in

4	PIMCO STOCKSPLUS® FUNDS

the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	04/27/18	01/07/97	01/20/97	01/20/97	12/31/02	Diversified
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	04/27/18	—	07/31/03	07/31/03	—	Diversified
PIMCO StocksPLUS® International Fund (Unhedged)	11/30/06	11/30/06	04/30/08	04/27/18	—	11/30/06	11/30/06	—	Diversified
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	04/27/18	—	10/30/03	10/30/03	—	Diversified
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	Diversified
PIMCO StocksPLUS® Short Fund	07/23/03	07/23/03	01/29/10	04/27/18	—	07/31/06	07/31/06	—	Diversified
PIMCO StocksPLUS® Small Fund	03/31/06	03/31/06	04/30/08	04/27/18	06/30/14	07/31/06	07/31/06	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by The Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	MARCH 31, 2019	5

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
I-2 - PSKPX	Class C - PSPCX
I-3 - PSTNX	Class R - PSPRX
Administrative Class - PPLAX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2019†§

Corporate Bonds & Notes	30.1%

Short-Term Instruments‡	28.5%

U.S. Government Agencies	17.7%

Asset-Backed Securities	8.9%

U.S. Treasury Obligations	8.6%

Sovereign Issues	3.2%

Non-Agency Mortgage-Backed Securities	2.2%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	9.22%	10.70%	18.13%	10.04%
PIMCO StocksPLUS® Fund I-2	9.10%	10.60%	18.00%	10.00%
PIMCO StocksPLUS® Fund I-3	9.01%	10.53%	17.95%	9.95%
PIMCO StocksPLUS® Fund Administrative Class	8.82%	10.42%	17.87%	9.74%
PIMCO StocksPLUS® Fund Class A	8.76%	10.26%	17.67%	9.58%
PIMCO StocksPLUS® Fund Class A (adjusted)	4.68%	9.42%	17.31%	9.45%
PIMCO StocksPLUS® Fund Class C	8.14%	9.69%	17.08%	9.03%
PIMCO StocksPLUS® Fund Class C (adjusted)	7.26%	9.69%	17.08%	9.03%
PIMCO StocksPLUS® Fund Class R	8.48%	10.00%	17.38%	9.34%
S&P 500 Index	9.50%	10.91%	15.92%	9.61%
Lipper Large-Cap Core Funds Average	7.57%	9.24%	14.46%	8.92%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for the Institutional Class shares, 0.67% for I-2 shares, 0.77% for I-3 shares, 0.82% for Administrative Class shares, 0.97% for Class A shares, 1.47% for Class C shares, and 1.22% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 contributed to absolute returns, as the S&P 500 returned 9.50%.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Emerging market currency strategies detracted from returns, driven by the long U.S. dollar against the Russian ruble and Turkish lira.

6	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
I-2 - PTOPX	Class C - PSOCX
I-3 - PSPNX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2019†§

Short-Term Instruments‡	34.3%

U.S. Treasury Obligations	24.6%

U.S. Government Agencies	17.2%

Corporate Bonds & Notes	9.8%

Asset-Backed Securities	7.2%

Sovereign Issues	3.6%

Non-Agency Mortgage-Backed Securities	2.9%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	8.66%	10.98%	19.83%	10.49%
PIMCO StocksPLUS® Absolute Return Fund I-2	8.57%	10.88%	19.70%	10.41%
PIMCO StocksPLUS® Absolute Return Fund I-3	8.51%	10.82%	19.66%	10.34%
PIMCO StocksPLUS® Absolute Return Fund Class A	8.20%	10.54%	19.34%	10.06%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	4.14%	9.70%	18.88%	9.81%
PIMCO StocksPLUS® Absolute Return Fund Class C	7.47%	9.73%	18.46%	9.24%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	6.51%	9.73%	18.46%	9.24%
S&P 500 Index	9.50%	10.91%	15.92%	8.67%
Lipper Large-Cap Core Funds Average	7.57%	9.24%	14.46%	7.90%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.71% for the Institutional Class shares, 0.81% for I-2 shares, 0.91% for I-3 shares, 1.11% for Class A shares, and 1.86% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns, as the S&P 500 Index returned 9.50%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. and European duration strategies contributed to returns where yields decreased.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by the long U.S. dollar against the British pound, Japanese yen and euro.

»	Emerging market currency strategies detracted from returns, driven by the long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO StocksPLUS® International Fund (Unhedged)

Institutional Class - PSKIX	Class A - PPUAX
I-2 - PPLPX	Class C - PPUCX
I-3 - PSKNX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2019†§

U.S. Treasury Obligations	57.5%

U.S. Government Agencies	14.2%

Corporate Bonds & Notes	9.1%

Asset-Backed Securities	7.1%

Short-Term Instruments‡	5.5%

Non-Agency Mortgage-Backed Securities	3.1%

Sovereign Issues	2.3%

Loan Participations and Assignments	1.0%

Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (11/30/06)
PIMCO StocksPLUS® International Fund (Unhedged) Institutional Class	(4.28)%	2.46%	12.46%	4.57%
PIMCO StocksPLUS® International Fund (Unhedged) I-2	(4.49)%	2.36%	12.36%	4.48%
PIMCO StocksPLUS® International Fund (Unhedged) I-3	(4.47)%	2.30%	12.29%	4.41%
PIMCO StocksPLUS® International Fund (Unhedged) Class A	(4.71)%	2.05%	12.01%	4.14%
PIMCO StocksPLUS® International Fund (Unhedged) Class A (adjusted)	(8.33)%	1.29%	11.58%	3.82%
PIMCO StocksPLUS® International Fund (Unhedged) Class C	(5.50)%	1.28%	11.16%	3.36%
PIMCO StocksPLUS® International Fund (Unhedged) Class C (adjusted)	(6.31)%	1.28%	11.16%	3.36%
MSCI EAFE Index	(3.71)%	2.33%	8.96%	2.26%
Lipper International Multi-Cap Core Funds Average	(5.71)%	2.01%	8.60%	1.99%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.72% for the Institutional Class shares, 0.82% for I-2 shares, 0.92% for I-3 shares, 1.12% for Class A shares, and 1.87% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE detracted from absolute returns, as the index returned negative 3.71%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. and European duration strategies contributed to returns where yields decreased.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by the long U.S. dollar against the British pound, Japanese yen and euro.

»	Emerging market currency strategies detracted from returns, driven by the long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
I-2 - PIUHX	Class C - PIPCX
I-3 - PISNX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2019†§

U.S. Treasury Obligations	47.8%

U.S. Government Agencies	14.2%

Short-Term Instruments‡	13.9%

Asset-Backed Securities	9.2%

Corporate Bonds & Notes	7.4%

Sovereign Issues	3.6%

Non-Agency Mortgage-Backed Securities	3.4%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Institutional Class	5.08%	7.00%	14.04%	8.99%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-2	4.91%	6.90%	13.92%	8.89%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-3	4.91%	6.84%	13.87%	8.84%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A	4.55%	6.58%	13.59%	8.54%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A (adjusted)	0.63%	5.77%	12.95%	8.14%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C	3.82%	5.77%	12.74%	7.75%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C (adjusted)	2.88%	5.77%	12.74%	7.75%
MSCI EAFE Hedged USD Index	5.25%	6.92%	10.35%	6.77%
Lipper International Multi-Cap Core Funds Average	(5.71)%	2.01%	8.60%	5.43%♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.84% for the Institutional Class shares, 0.94% for I-2 shares, 1.04% for I-3 shares, 1.24% for Class A shares, and 1.99% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE (USD-hedged) contributed to absolute returns, as the index returned 5.25%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. and European duration strategies contributed to returns where yields decreased.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by the long U.S. dollar against the British pound, Japanese yen and euro.

»	Emerging market currency strategies detracted from return, driven by the long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

ANNUAL REPORT	MARCH 31, 2019	9

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2019†§

Corporate Bonds & Notes	45.3%

U.S. Treasury Obligations	29.6%

U.S. Government Agencies	13.6%

Asset-Backed Securities	3.3%

Non-Agency Mortgage-Backed Securities	2.8%

Municipal Bonds & Notes	2.0%

Sovereign Issues	1.6%

Loan Participations and Assignments	1.1%

Short-Term Instruments‡	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	13.00%	15.75%	23.23%	14.21%
S&P 500 Index	9.50%	10.91%	15.92%	8.09%
S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR	12.75%	15.99%	23.83%	14.27%
Lipper Specialty Diversified Equity Funds Average	0.84%	(2.82)%	(6.96)%	(4.18)%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.85% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies, particularly overweight exposure to duration at the intermediate portion of the yield curve, contributed to performance, as those rates fell.

»	Long exposure to high yield corporates contributed to performance, as total returns for those securities were positive.

»	Overweight exposure to investment grade financials contributed to performance, as total returns were positive. Security selection within investment grade corporates also contributed to performance.

»	Long exposure to select emerging market currencies detracted from performance, as those currencies depreciated against the U.S. dollar.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Short Fund

Institutional Class - PSTIX	Class A - PSSAX
I-2 - PSPLX	Class C - PSSCX
I-3 - PSNNX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of 03/31/2019†§

U.S. Treasury Obligations	33.4%

Short-Term Instruments‡	18.8%

U.S. Government Agencies	18.6%

Asset-Backed Securities	9.8%

Corporate Bonds & Notes	8.5%

Sovereign Issues	5.1%

Non-Agency Mortgage-Backed Securities	5.0%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® Short Fund Institutional Class	(6.71)%	(8.60)%	(11.51)%	(4.38)%
PIMCO StocksPLUS® Short Fund I-2	(6.76)%	(8.77)%	(11.61)%	(4.47)%
PIMCO StocksPLUS® Short Fund I-3	(6.99)%	(8.76)%	(11.65)%	(4.50)%
PIMCO StocksPLUS® Short Fund Class A	(7.02)%	(9.01)%	(11.87)%	(4.78)%
PIMCO StocksPLUS® Short Fund Class A (adjusted)	(10.51)%	(9.69)%	(12.20)%	(5.01)%
PIMCO StocksPLUS® Short Fund Class C	(7.77)%	(9.70)%	(12.53)%	(5.50)%
PIMCO StocksPLUS® Short Fund Class C (adjusted)	(8.68)%	(9.70)%	(12.53)%	(5.50)%
S&P 500 Index	9.50%	10.91%	15.92%	9.16%
Inverse of S&P 500 Index	(10.86)%	(11.03)%	(15.28)%	(10.10)%
Lipper Dedicated Short-Bias Fund Average	(12.01)%	(19.20)%	(26.59)%	(16.94)% ♦

All Fund returns are net of fees and expenses.

♦ Average annual total return since 07/31/2003.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.66% for the Institutional Class shares, 0.76% for I-2 shares, 0.86% for I-3 shares, 1.06% for Class A shares, and 1.81% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Short Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (“S&P 500”) by investing primarily in short positions with respect to the S&P 500 or specific S&P 500 securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the S&P 500 on a daily basis, subject to certain limitations. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s inverse exposure to equity index derivatives linked to the S&P 500 Index detracted from absolute returns, as the S&P 500 Index returned 9.50%.

»	The Fund’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	U.S. and European duration strategies contributed to returns where yields decreased.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by the long U.S. dollar against the British pound, Japanese yen and euro.

»	Emerging market currency strategies detracted from returns, driven by the long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

ANNUAL REPORT	MARCH 31, 2019	11

PIMCO StocksPLUS® Small Fund

Institutional Class - PSCSX	Administrative Class - PCKTX
I-2 - PCKPX	Class A - PCKAX
I-3 - PSNSX	Class C - PCKCX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown
as of 03/31/2019†§

Short-Term Instruments‡	31.7%

U.S. Treasury Obligations	26.7%

U.S. Government Agencies	15.6%

Corporate Bonds & Notes	8.4%

Asset-Backed Securities	8.0%

Non-Agency Mortgage-Backed Securities	5.4%

Sovereign Issues	3.4%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (03/31/06)
PIMCO StocksPLUS® Small Fund Institutional Class	1.42%	7.84%	19.72%	10.50%
PIMCO StocksPLUS® Small Fund I-2	1.24%	7.71%	19.58%	10.37%
PIMCO StocksPLUS® Small Fund I-3	1.20%	7.67%	19.54%	10.33%
PIMCO StocksPLUS® Small Fund Administrative Class	1.09%	7.59%	19.43%	10.23%
PIMCO StocksPLUS® Small Fund Class A	0.97%	7.42%	19.26%	10.09%
PIMCO StocksPLUS® Small Fund Class A (adjusted)	(2.82)%	6.60%	18.81%	9.77%
PIMCO StocksPLUS® Small Fund Class C	0.18%	6.60%	18.36%	9.24%
PIMCO StocksPLUS® Small Fund Class C (adjusted)	(0.72)%	6.60%	18.36%	9.24%
Russell 2000 Index	2.05%	7.05%	15.36%	6.97%
Lipper Small-Cap Core Funds Average	0.09%	5.78%	14.58%	6.54%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.79% for the Institutional Class shares, 0.89% for I-2 shares, 0.99% for I-3 shares, 1.04% for Administrative Class shares, 1.19% for Class A shares, and 1.94% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Small Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the Russell 2000 Index contributed to absolute returns, as it returned 2.05%.

»	The Fund’s bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. and European duration strategies contributed to returns where yields decreased.

»	Short duration exposures to Japan and the U.K. detracted from returns, as yields decreased in these markets.

»	Exposure to U.S. Treasury Inflation-Protected Securities breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Developed market currency strategies contributed to returns, driven by the long U.S. dollar against the British pound, Japanese yen and euro.

»	Emerging market currency strategies detracted from return, driven by the long U.S. dollar against the Argentine peso, Russian ruble, South African rand and Turkish lira.

12	PIMCO STOCKSPLUS® FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$980.90	$2.67	$1,000.00	$1,022.24	$2.72	0.54%
I-2	1,000.00	980.10	3.16	1,000.00	1,021.74	3.23	0.64
I-3	1,000.00	980.30	3.41	1,000.00	1,021.49	3.48	0.69
Administrative Class	1,000.00	978.50	3.90	1,000.00	1,020.99	3.98	0.79
Class A	1,000.00	979.30	4.64	1,000.00	1,020.24	4.73	0.94
Class C	1,000.00	975.80	7.09	1,000.00	1,017.75	7.24	1.44
Class R	1,000.00	977.20	5.87	1,000.00	1,019.00	5.99	1.19

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$977.10	$3.45	$1,000.00	$1,021.44	$3.53	0.70%
I-2	1,000.00	976.30	3.94	1,000.00	1,020.94	4.03	0.80
I-3	1,000.00	976.00	4.19	1,000.00	1,020.69	4.28	0.85
Class A	1,000.00	974.60	5.42	1,000.00	1,019.45	5.54	1.10
Class C	1,000.00	971.50	9.09	1,000.00	1,015.71	9.30	1.85

ANNUAL REPORT	MARCH 31, 2019	13

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class	$1,000.00	$955.20	$3.85	$1,000.00	$1,020.99	$3.98	0.79%
I-2	1,000.00	953.50	4.33	1,000.00	1,020.49	4.48	0.89
I-3	1,000.00	953.60	4.58	1,000.00	1,020.24	4.73	0.94
Class A	1,000.00	952.70	5.79	1,000.00	1,019.00	5.99	1.19
Class C	1,000.00	947.80	9.42	1,000.00	1,015.26	9.75	1.94

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$977.10	$4.39	$1,000.00	$1,020.49	$4.48	0.89%
I-2	1,000.00	976.40	4.88	1,000.00	1,020.00	4.99	0.99
I-3	1,000.00	976.80	5.13	1,000.00	1019.75	5.24	1.04
Class A	1,000.00	975.10	6.35	1,000.00	1,018.50	6.49	1.29
Class C	1,000.00	970.70	10.02	1,000.00	1,014.76	10.25	2.04

PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$1,044.00	$5.40	$1,000.00	$1,019.65	$5.34	1.06%

PIMCO StocksPLUS® Short Fund
Institutional Class	$1,000.00	$1,020.40	$4.33	$1,000.00	$1,020.64	$4.33	0.86%
I-2	1,000.00	1,020.20	4.84	1,000.00	1,020.14	4.84	0.96
I-3	1,000.00	1,018.40	5.08	1,000.00	1,019.90	5.09	1.01
Class A	1,000.00	1,018.00	6.34	1,000.00	1,018.65	6.34	1.26
Class C	1,000.00	1,014.00	10.09	1,000.00	1,014.91	10.10	2.01

PIMCO StocksPLUS® Small Fund
Institutional Class	$1,000.00	$907.50	$3.71	$1,000.00	$1,021.04	$3.93	0.78%
I-2	1,000.00	906.30	4.18	1,000.00	1,020.54	4.43	0.88
I-3	1,000.00	906.30	4.42	1,000.00	1,020.29	4.68	0.93
Administrative Class	1,000.00	906.30	4.90	1,000.00	1,019.80	5.19	1.03
Class A	1,000.00	906.10	5.61	1,000.00	1,019.05	5.94	1.18
Class C	1,000.00	902.50	9.15	1,000.00	1,015.31	9.70	1.93

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO STOCKSPLUS® FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

MSCI EAFE Hedged USD Index	MSCI EAFE Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Russell 2000 Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR	S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Barclays Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	15

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Fund
Institutional Class

03/31/2019	$11.23	$0.25	$0.64	$0.89	$(0.30)	$(1.63)	$0.00	$(1.93)

03/31/2018	10.03	0.14	1.25	1.39	(0.19)	0.00	0.00	(0.19)

03/31/2017	8.55	0.13	1.46	1.59	(0.11)	0.00	0.00	(0.11)

03/31/2016	9.56	0.12	(0.18)	(0.06)	(0.20)	(0.75)	0.00	(0.95)

03/31/2015	9.98	0.06	1.22	1.28	(0.02)	(1.68)	0.00	(1.70)
I-2

03/31/2019	11.20	0.24	0.63	0.87	(0.28)	(1.63)	0.00	(1.91)

03/31/2018	10.01	0.14	1.23	1.37	(0.18)	0.00	0.00	(0.18)

03/31/2017	8.53	0.13	1.45	1.58	(0.10)	0.00	0.00	(0.10)

03/31/2016	9.54	0.11	(0.17)	(0.06)	(0.20)	(0.75)	0.00	(0.95)

03/31/2015	9.97	0.06	1.21	1.27	(0.02)	(1.68)	0.00	(1.70)
I-3

04/27/2018 - 03/31/2019	11.34	0.21	0.51	0.72	(0.29)	(1.63)	0.00	(1.92)
Administrative Class

03/31/2019	10.54	0.21	0.57	0.78	(0.27)	(1.63)	0.00	(1.90)

03/31/2018	9.42	0.11	1.17	1.28	(0.16)	0.00	0.00	(0.16)

03/31/2017	8.04	0.11	1.36	1.47	(0.09)	0.00	0.00	(0.09)

03/31/2016	9.05	0.09	(0.17)	(0.08)	(0.18)	(0.75)	0.00	(0.93)

03/31/2015	9.54	0.03	1.17	1.20	(0.01)	(1.68)	0.00	(1.69)
Class A

03/31/2019	10.44	0.19	0.58	0.77	(0.26)	(1.63)	0.00	(1.89)

03/31/2018	9.34	0.09	1.16	1.25	(0.15)	0.00	0.00	(0.15)

03/31/2017	7.97	0.09	1.36	1.45	(0.08)	0.00	0.00	(0.08)

03/31/2016	8.98	0.08	(0.17)	(0.09)	(0.17)	(0.75)	0.00	(0.92)

03/31/2015	9.49	0.02	1.15	1.17	(0.00)	(1.68)	0.00	(1.68)
Class C

03/31/2019	9.92	0.13	0.54	0.67	(0.22)	(1.63)	0.00	(1.85)

03/31/2018	8.88	0.04	1.11	1.15	(0.11)	0.00	0.00	(0.11)

03/31/2017	7.59	0.05	1.28	1.33	(0.04)	0.00	0.00	(0.04)

03/31/2016	8.61	0.03	(0.16)	(0.13)	(0.14)	(0.75)	0.00	(0.89)

03/31/2015	9.20	(0.03)	1.12	1.09	(0.00)	(1.68)	0.00	(1.68)
Class R

03/31/2019	10.74	0.17	0.60	0.77	(0.24)	(1.63)	0.00	(1.87)

03/31/2018	9.60	0.07	1.20	1.27	(0.13)	0.00	0.00	(0.13)

03/31/2017	8.20	0.07	1.39	1.46	(0.06)	0.00	0.00	(0.06)

03/31/2016	9.22	0.06	(0.18)	(0.12)	(0.15)	(0.75)	0.00	(0.90)

03/31/2015	9.71	(0.01)	1.20	1.19	(0.00)	(1.68)	0.00	(1.68)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class

03/31/2019	$10.62	$0.25	$0.59	$0.84	$(0.22)	$(0.90)	$0.00	$(1.12)

03/31/2018	10.92	0.20	1.39	1.59	(0.30)	(1.59)	0.00	(1.89)

03/31/2017	8.97	0.24	1.78	2.02	(0.07)	0.00	0.00	(0.07)

03/31/2016	9.72	0.16	(0.41)	(0.25)	(0.14)	(0.36)	0.00	(0.50)

03/31/2015	10.38	0.09	1.24	1.33	(0.35)	(1.64)	0.00	(1.99)
I-2

03/31/2019	10.49	0.24	0.58	0.82	(0.21)	(0.90)	0.00	(1.11)

03/31/2018	10.81	0.19	1.37	1.56	(0.29)	(1.59)	0.00	(1.88)

03/31/2017	8.89	0.22	1.76	1.98	(0.06)	0.00	0.00	(0.06)

03/31/2016	9.64	0.15	(0.40)	(0.25)	(0.14)	(0.36)	0.00	(0.50)

03/31/2015	10.31	0.09	1.23	1.32	(0.35)	(1.64)	0.00	(1.99)
I-3

04/27/2018 - 03/31/2019	10.64	0.21	0.46	0.67	(0.22)	(0.90)	0.00	(1.12)

16	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$10.19	9.22%	$331,519	0.58%		0.58%		0.50%		0.50%		2.27%	281%

11.23	13.85	364,772	0.57		0.57		0.50		0.50		1.32	329

10.03	18.63	400,770	0.56		0.56		0.50		0.50		1.46	132

8.55	(0.59)	517,080	0.56		0.56		0.50		0.50		1.30	525

9.56	13.37	582,691	0.50		0.50		0.50		0.50		0.56	169

10.16	9.10	51,608	0.68		0.68		0.60		0.60		2.15	281

11.20	13.70	67,331	0.67		0.67		0.60		0.60		1.25	329

10.01	18.62	34,538	0.66		0.66		0.60		0.60		1.36	132

8.53	(0.68)	20,399	0.66		0.66		0.60		0.60		1.22	525

9.54	13.24	22,961	0.60		0.60		0.60		0.60		0.60	169

10.14	7.68	160	0.73	*	0.78	*	0.65	*	0.70	*	2.27 *	281

9.42	8.82	9,627	0.83		0.83		0.75		0.75		2.02	281

10.54	13.62	9,170	0.82		0.82		0.75		0.75		1.06	329

9.42	18.38	13,094	0.81		0.81		0.75		0.75		1.20	132

8.04	(0.85)	5,289	0.81		0.81		0.75		0.75		1.05	525

9.05	13.13	6,631	0.75		0.75		0.75		0.75		0.32	169

9.32	8.76	278,434	0.98		0.98		0.90		0.90		1.87	281

10.44	13.42	275,970	0.97		0.97		0.90		0.90		0.93	329

9.34	18.21	192,649	0.96		0.96		0.90		0.90		1.06	132

7.97	(0.99)	192,168	0.96		0.96		0.90		0.90		0.91	525

8.98	12.89	237,176	0.90		0.90		0.90		0.90		0.16	169

8.74	8.14	106,370	1.48		1.48		1.40		1.40		1.37	281

9.92	12.92	110,665	1.47		1.47		1.40		1.40		0.42	329

8.88	17.55	148,261	1.46		1.46		1.40		1.40		0.56	132

7.59	(1.55)	144,638	1.46		1.46		1.40		1.40		0.42	525

8.61	12.36	147,403	1.40		1.40		1.40		1.40		(0.34)	169

9.64	8.48	26,612	1.23		1.23		1.15		1.15		1.64	281

10.74	13.20	18,972	1.22		1.22		1.15		1.15		0.68	329

9.60	17.80	16,788	1.21		1.21		1.15		1.15		0.80	132

8.20	(1.28)	14,140	1.21		1.21		1.15		1.15		0.67	525

9.22	12.77	14,200	1.15		1.15		1.15		1.15		(0.07)	169

$10.34	8.66%	$924,639	0.73%		0.73%		0.64%		0.64%		2.32%	412%

10.62	14.53	754,379	0.71		0.71		0.64		0.64		1.80	190

10.92	22.49	577,528	0.68		0.68		0.64		0.64		2.41	339

8.97	(2.51)	484,517	0.65		0.65		0.64		0.64		1.72	582

9.72	13.29	461,818	0.64		0.64		0.64		0.64		0.88	437

10.20	8.57	181,167	0.83		0.83		0.74		0.74		2.24	412

10.49	14.41	189,151	0.81		0.81		0.74		0.74		1.70	190

10.81	22.33	117,890	0.78		0.78		0.74		0.74		2.18	339

8.89	(2.61)	77,284	0.75		0.75		0.74		0.74		1.59	582

9.64	13.24	144,519	0.74		0.74		0.74		0.74		0.83	437

10.19	7.01	62,185	0.88	*	0.93	*	0.79	*	0.84	*	2.17 *	412

ANNUAL REPORT	MARCH 31, 2019	17

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Absolute Return Fund (Cont.)
Class A

03/31/2019	$10.44	$0.20	$0.58	$0.78	$(0.18)	$(0.90)	$0.00	$(1.08)

03/31/2018	10.77	0.16	1.36	1.52	(0.26)	(1.59)	0.00	(1.85)

03/31/2017	8.86	0.20	1.75	1.95	(0.04)	0.00	0.00	(0.04)

03/31/2016	9.62	0.12	(0.40)	(0.28)	(0.12)	(0.36)	0.00	(0.48)

03/31/2015	10.31	0.06	1.22	1.28	(0.33)	(1.64)	0.00	(1.97)
Class C

03/31/2019	9.52	0.11	0.53	0.64	(0.12)	(0.90)	0.00	(1.02)

03/31/2018	9.98	0.07	1.26	1.33	(0.20)	(1.59)	0.00	(1.79)

03/31/2017	8.27	0.11	1.63	1.74	(0.03)	0.00	0.00	(0.03)

03/31/2016	9.03	0.05	(0.38)	(0.33)	(0.07)	(0.36)	0.00	(0.43)

03/31/2015	9.83	(0.02)	1.17	1.15	(0.31)	(1.64)	0.00	(1.95)

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class

03/31/2019	$6.77	$0.15	$(0.49)	$(0.34)	$(0.24)	$(0.59)	$0.00	$(0.83)

03/31/2018	6.27	0.12	0.85	0.97	(0.38)	(0.09)	0.00	(0.47)

03/31/2017	5.37	0.14	0.76	0.90	0.00	0.00	0.00	0.00

03/31/2016	6.50	0.11	(0.88)	(0.77)	(0.31)	(0.01)	(0.04)	(0.36)

03/31/2015	6.91	0.07	(0.09)	(0.02)	(0.36)	(0.03)	0.00	(0.39)
I-2

03/31/2019	6.79	0.15	(0.50)	(0.35)	(0.24)	(0.59)	0.00	(0.83)

03/31/2018	6.30	0.12	0.83	0.95	(0.37)	(0.09)	0.00	(0.46)

03/31/2017	5.39	0.14	0.77	0.91	0.00	0.00	0.00	0.00

03/31/2016	6.52	0.11	(0.88)	(0.77)	(0.31)	(0.01)	(0.04)	(0.36)

03/31/2015	6.93	0.06	(0.09)	(0.03)	(0.35)	(0.03)	0.00	(0.38)
I-3

04/27/2018 - 03/31/2019	6.96	0.13	(0.66)	(0.53)	(0.24)	(0.59)	0.00	(0.83)
Class A

03/31/2019	6.58	0.13	(0.48)	(0.35)	(0.23)	(0.59)	0.00	(0.82)

03/31/2018	6.11	0.09	0.83	0.92	(0.36)	(0.09)	0.00	(0.45)

03/31/2017	5.25	0.12	0.74	0.86	0.00	0.00	0.00	0.00

03/31/2016	6.37	0.09	(0.87)	(0.78)	(0.30)	(0.01)	(0.03)	(0.34)

03/31/2015	6.78	0.04	(0.09)	(0.05)	(0.33)	(0.03)	0.00	(0.36)
Class C

03/31/2019	6.28	0.08	(0.47)	(0.39)	(0.19)	(0.59)	0.00	(0.78)

03/31/2018	5.86	0.04	0.79	0.83	(0.32)	(0.09)	0.00	(0.41)

03/31/2017	5.07	0.07	0.72	0.79	0.00	0.00	0.00	0.00

03/31/2016	6.18	0.04	(0.84)	(0.80)	(0.27)	(0.01)	(0.03)	(0.31)

03/31/2015	6.59	(0.01)	(0.08)	(0.09)	(0.29)	(0.03)	0.00	(0.32)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class

03/31/2019	$8.14	$0.18	$0.20	$0.38	$(0.31)	$(0.46)	$0.00	$(0.77)

03/31/2018	8.08	0.14	0.48	0.62	(0.56)	0.00	0.00	(0.56)

03/31/2017	6.62	0.20	1.40	1.60	(0.14)	0.00	0.00	(0.14)

03/31/2016	8.24	0.13	(1.31)	(1.18)	(0.43)	0.00	(0.01)	(0.44)

03/31/2015	8.01	0.14	1.13	1.27	(1.04)	0.00	0.00	(1.04)
I-2

03/31/2019	8.07	0.17	0.20	0.37	(0.31)	(0.46)	0.00	(0.77)

03/31/2018	8.02	0.13	0.47	0.60	(0.55)	0.00	0.00	(0.55)

03/31/2017	6.57	0.19	1.40	1.59	(0.14)	0.00	0.00	(0.14)

03/31/2016	8.19	0.12	(1.31)	(1.19)	(0.42)	0.00	(0.01)	(0.43)

03/31/2015	7.96	0.10	1.16	1.26	(1.03)	0.00	0.00	(1.03)
I-3

04/27/2018 - 03/31/2019	8.45	0.15	(0.16)	(0.01)	(0.32)	(0.46)	0.00	(0.78)

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$10.14	8.20%	$505,655	1.13%	1.13%	1.04%	1.04%	1.93%	412%

10.44	14.06	539,367	1.11	1.11	1.04	1.04	1.42	190

10.77	22.04	282,429	1.08	1.08	1.04	1.04	2.01	339

8.86	(2.94)	270,766	1.05	1.05	1.04	1.04	1.31	582

9.62	12.88	347,255	1.04	1.04	1.04	1.04	0.55	437

9.14	7.47	182,497	1.88	1.88	1.79	1.79	1.18	412

9.52	13.21	181,762	1.86	1.86	1.79	1.79	0.64	190

9.98	21.02	175,608	1.83	1.83	1.79	1.79	1.26	339

8.27	(3.64)	176,561	1.80	1.80	1.79	1.79	0.56	582

9.03	12.12	224,169	1.79	1.79	1.79	1.79	(0.21)	437

$5.60	(4.28)%	$233,401	0.73%	0.73%	0.64%	0.64%	2.48%	325%

6.77	15.47	1,681,740	0.72	0.72	0.64	0.64	1.77	130

6.27	16.76	1,362,934	0.68	0.68	0.64	0.64	2.47	278

5.37	(12.25)	1,090,010	0.66	0.66	0.64	0.64	1.93	566

6.50	(0.27)	1,057,333	0.64	0.64	0.64	0.64	1.01	449

5.61	(4.49)	48,605	0.83	0.83	0.74	0.74	2.48	325

6.79	15.16	60,891	0.82	0.82	0.74	0.74	1.68	130

6.30	16.88	32,884	0.78	0.78	0.74	0.74	2.39	278

5.39	(12.24)	35,765	0.76	0.76	0.74	0.74	1.87	566

6.52	(0.39)	10,654	0.74	0.74	0.74	0.74	0.90	449

5.60	(6.93)	238	0.88 *	0.93 *	0.79 *	0.84 *	2.45 *	325

5.41	(4.71)	45,984	1.13	1.13	1.04	1.04	2.17	325

6.58	14.99	63,204	1.12	1.12	1.04	1.04	1.42	130

6.11	16.38	18,124	1.08	1.08	1.04	1.04	2.15	278

5.25	(12.59)	23,748	1.06	1.06	1.04	1.04	1.54	566

6.37	(0.68)	22,836	1.04	1.04	1.04	1.04	0.63	449

5.11	(5.50)	8,948	1.88	1.88	1.79	1.79	1.41	325

6.28	14.08	13,422	1.87	1.87	1.79	1.79	0.63	130

5.86	15.58	7,812	1.83	1.83	1.79	1.79	1.37	278

5.07	(13.26)	9,134	1.81	1.81	1.79	1.79	0.79	566

6.18	(1.40)	7,958	1.79	1.79	1.79	1.79	(0.13)	449

$7.75	5.08%	$1,740,379	0.87%	0.87%	0.75%	0.75%	2.25%	301%

8.14	7.71	1,777,214	0.84	0.84	0.75	0.75	1.71	130

8.08	24.42	1,548,785	0.81	0.81	0.75	0.75	2.72	256

6.62	(14.79)	1,398,461	0.76	0.76	0.75	0.75	1.75	499

8.24	16.90	518,997	0.75	0.75	0.75	0.75	1.73	814

7.67	4.91	597,904	0.97	0.97	0.85	0.85	2.15	301

8.07	7.57	541,980	0.94	0.94	0.85	0.85	1.62	130

8.02	24.33	371,289	0.91	0.91	0.85	0.85	2.63	256

6.57	(14.94)	355,109	0.86	0.86	0.85	0.85	1.60	499

8.19	16.97	250,350	0.85	0.85	0.85	0.85	1.28	814

7.66	0.25	25,315	1.02 *	1.07 *	0.90 *	0.95 *	2.09 *	301

ANNUAL REPORT	MARCH 31, 2019	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)
Class A

03/31/2019	$7.75	$0.14	$0.18	$0.32	$(0.28)	$(0.46)	$0.00	$(0.74)

03/31/2018	7.72	0.11	0.46	0.57	(0.54)	0.00	0.00	(0.54)

03/31/2017	6.33	0.16	1.35	1.51	(0.12)	0.00	0.00	(0.12)

03/31/2016	7.92	0.09	(1.26)	(1.17)	(0.41)	0.00	(0.01)	(0.42)

03/31/2015	7.73	0.11	1.09	1.20	(1.01)	0.00	0.00	(1.01)
Class C

03/31/2019	7.14	0.08	0.17	0.25	(0.24)	(0.46)	0.00	(0.70)

03/31/2018	7.18	0.04	0.42	0.46	(0.50)	0.00	0.00	(0.50)

03/31/2017	5.90	0.10	1.25	1.35	(0.07)	0.00	0.00	(0.07)

03/31/2016	7.43	0.04	(1.18)	(1.14)	(0.38)	0.00	(0.01)	(0.39)

03/31/2015	7.32	0.05	1.03	1.08	(0.97)	0.00	0.00	(0.97)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class

03/31/2019	$6.86	$0.26	$0.47	$0.73	$(0.64)	$(0.20)	$0.00	$(0.84)

03/31/2018	7.32	0.28	1.08	1.36	(0.53)	(1.29)	0.00	(1.82)

03/31/2017	6.79	0.27	1.03	1.30	(0.29)	(0.48)	0.00	(0.77)

03/31/2016	7.56	0.27	(0.28)	(0.01)	(0.26)	(0.50)	0.00	(0.76)

03/31/2015	7.24	0.27	1.73	2.00	(0.40)	(1.28)	0.00	(1.68)

PIMCO StocksPLUS® Short Fund
Institutional Class

03/31/2019	$8.47	$0.25	$(0.81)	$(0.56)	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2018	9.54	0.22	(1.12)	(0.90)	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.55	0.30	(1.31)	(1.01)	0.00	0.00	0.00	0.00

03/31/2016~	11.70	0.28	(1.06)	(0.78)	(0.37)	0.00	0.00	(0.37)

03/31/2015~	13.35	0.15	(1.65)	(1.50)	(0.15)	0.00	0.00	(0.15)
I-2

03/31/2019	8.45	0.24	(0.80)	(0.56)	(0.15)	0.00	0.00	(0.15)

03/31/2018	9.53	0.21	(1.13)	(0.92)	(0.16)	0.00	0.00	(0.16)

03/31/2017	10.55	0.29	(1.31)	(1.02)	0.00	0.00	0.00	0.00

03/31/2016~	11.70	0.28	(1.07)	(0.79)	(0.36)	0.00	0.00	(0.36)

03/31/2015~	13.40	0.15	(1.70)	(1.55)	(0.15)	0.00	0.00	(0.15)
I-3

04/27/2018 - 03/31/2019	8.38	0.22	(0.72)	(0.50)	(0.15)	0.00	0.00	(0.15)
Class A

03/31/2019	8.20	0.21	(0.78)	(0.57)	(0.13)	0.00	0.00	(0.13)

03/31/2018	9.25	0.18	(1.09)	(0.91)	(0.14)	0.00	0.00	(0.14)

03/31/2017	10.27	0.26	(1.28)	(1.02)	0.00	0.00	0.00	0.00

03/31/2016~	11.45	0.24	(1.07)	(0.83)	(0.35)	0.00	0.00	(0.35)

03/31/2015~	13.05	0.10	(1.60)	(1.50)	(0.10)	0.00	0.00	(0.10)
Class C

03/31/2019	7.85	0.15	(0.76)	(0.61)	(0.08)	0.00	0.00	(0.08)

03/31/2018	8.86	0.11	(1.04)	(0.93)	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.92	0.17	(1.23)	(1.06)	0.00	0.00	0.00	0.00

03/31/2016~	11.05	0.15	(0.98)	(0.83)	(0.30)	0.00	0.00	(0.30)

03/31/2015~	12.70	0.00	(1.60)	(1.60)	(0.05)	0.00	0.00	(0.05)

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$7.33	4.55%	$473,310	1.27%	1.27%	1.15%	1.15%	1.85%	301%

7.75	7.38	551,924	1.24	1.24	1.15	1.15	1.33	130

7.72	23.95	310,915	1.21	1.21	1.15	1.15	2.36	256

6.33	(15.26)	379,646	1.16	1.16	1.15	1.15	1.29	499

7.92	16.63	338,576	1.15	1.15	1.15	1.15	1.37	814

6.69	3.82	126,949	2.02	2.02	1.90	1.90	1.11	301

7.14	6.41	154,331	1.99	1.99	1.90	1.90	0.56	130

7.18	23.00	153,871	1.96	1.96	1.90	1.90	1.62	256

5.90	(15.85)	197,631	1.91	1.91	1.90	1.90	0.57	499

7.43	15.75	130,680	1.90	1.90	1.90	1.90	0.64	814

$6.75	13.00%	$490,363	1.11%	1.11%	0.59%	0.59%	3.90%	144%

6.86	17.80	565,336	0.85	0.85	0.59	0.59	3.64	134

7.32	20.19	596,979	0.64	0.64	0.59	0.59	3.66	141

6.79	0.64	532,346	0.63	0.63	0.59	0.59	3.95	52

7.56	29.07	637,302	0.61	0.61	0.59	0.59	3.50	91

$7.76	(6.71)%	$1,448,810	0.77%	0.77%	0.64%	0.64%	3.12%	325%

8.47	(9.46)	1,993,725	0.66	0.66	0.64	0.64	2.51	131

9.54	(9.57)	1,862,164	0.67	0.67	0.64	0.64	2.90	237

10.55	(5.91)	1,690,893	0.68	0.68	0.64	0.64	2.51	524

11.70	(11.23)	3,443,366	0.64	0.64	0.64	0.64	1.32	403

7.74	(6.76)	64,487	0.87	0.87	0.74	0.74	2.95	325

8.45	(9.68)	76,532	0.76	0.76	0.74	0.74	2.40	131

9.53	(9.67)	59,992	0.77	0.77	0.74	0.74	2.84	237

10.55	(5.96)	56,465	0.78	0.78	0.74	0.74	2.45	524

11.70	(11.64)	48,356	0.74	0.74	0.74	0.74	1.19	403

7.73	(6.09)	1,556	0.92 *	0.97 *	0.79 *	0.84 *	2.91 *	325

7.50	(7.02)	41,707	1.17	1.17	1.04	1.04	2.67	325

8.20	(9.92)	47,017	1.06	1.06	1.04	1.04	2.13	131

9.25	(9.93)	33,072	1.07	1.07	1.04	1.04	2.61	237

10.27	(6.53)	54,139	1.08	1.08	1.04	1.04	2.18	524

11.45	(11.54)	31,809	1.04	1.04	1.04	1.04	0.96	403

7.16	(7.77)	6,721	1.92	1.92	1.79	1.79	1.96	325

7.85	(10.51)	8,246	1.81	1.81	1.79	1.79	1.34	131

8.86	(10.69)	11,825	1.82	1.82	1.79	1.79	1.79	237

9.92	(6.85)	19,321	1.83	1.83	1.79	1.79	1.41	524

11.05	(12.57)	18,165	1.79	1.79	1.79	1.79	0.16	403

ANNUAL REPORT	MARCH 31, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Small Fund
Institutional Class

03/31/2019	$10.49	$0.25	$(0.15)	$0.10	$(0.25)	$(0.83)	$0.00	$(1.08)

03/31/2018	9.87	0.19	1.09	1.28	(0.44)	(0.22)	0.00	(0.66)

03/31/2017	7.66	0.21	2.32	2.53	(0.32)	0.00	0.00	(0.32)

03/31/2016	9.60	0.16	(1.39)	(1.23)	(0.17)	(0.54)	0.00	(0.71)

03/31/2015	9.85	0.08	0.82	0.90	(0.42)	(0.73)	0.00	(1.15)
I-2

03/31/2019	10.41	0.23	(0.15)	0.08	(0.24)	(0.83)	0.00	(1.07)

03/31/2018	9.80	0.17	1.09	1.26	(0.43)	(0.22)	0.00	(0.65)

03/31/2017	7.61	0.20	2.31	2.51	(0.32)	0.00	0.00	(0.32)

03/31/2016	9.54	0.15	(1.38)	(1.23)	(0.16)	(0.54)	0.00	(0.70)

03/31/2015	9.81	0.07	0.81	0.88	(0.42)	(0.73)	0.00	(1.15)
I-3

04/27/2018 - 03/31/2019	10.63	0.21	(0.35)	(0.14)	(0.25)	(0.83)	0.00	(1.08)
Administrative Class

03/31/2019	10.49	0.22	(0.16)	0.06	(0.22)	(0.83)	0.00	(1.05)

03/31/2018	9.86	0.16	1.10	1.26	(0.41)	(0.22)	0.00	(0.63)

03/31/2017	7.64	0.21	2.29	2.50	(0.28)	0.00	0.00	(0.28)

03/31/2016	9.59	0.15	(1.40)	(1.25)	(0.16)	(0.54)	0.00	(0.70)

06/30/2014 - 03/31/2015	10.15	0.03	0.56	0.59	(0.42)	(0.73)	0.00	(1.15)
Class A

03/31/2019	10.27	0.20	(0.15)	0.05	(0.21)	(0.83)	0.00	(1.04)

03/31/2018	9.67	0.14	1.08	1.22	(0.40)	(0.22)	0.00	(0.62)

03/31/2017	7.52	0.18	2.27	2.45	(0.30)	0.00	0.00	(0.30)

03/31/2016	9.45	0.12	(1.37)	(1.25)	(0.14)	(0.54)	0.00	(0.68)

03/31/2015	9.73	0.04	0.81	0.85	(0.40)	(0.73)	0.00	(1.13)
Class C

03/31/2019	9.49	0.11	(0.14)	(0.03)	(0.15)	(0.83)	0.00	(0.98)

03/31/2018	8.99	0.06	1.00	1.06	(0.34)	(0.22)	0.00	(0.56)

03/31/2017	7.02	0.10	2.12	2.22	(0.25)	0.00	0.00	(0.25)

03/31/2016	8.89	0.06	(1.29)	(1.23)	(0.10)	(0.54)	0.00	(0.64)

03/31/2015	9.27	(0.03)	0.76	0.73	(0.38)	(0.73)	0.00	(1.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
*	Annualized
~	A one for five reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.51	1.42%	$678,295	0.83%		0.83%		0.69%		0.69%		2.35%		436%

10.49	13.12	630,363	0.79		0.79		0.69		0.69		1.79		136

9.87	33.24	377,433	0.74		0.74		0.69		0.69		2.38		383

7.66	(13.19)	231,986	0.73		0.73		0.69		0.69		1.86		539

9.60	9.93	288,036	0.70		0.70		0.69		0.69		0.86		434

9.42	1.24	217,616	0.93		0.93		0.79		0.79		2.26		436

10.41	13.02	181,517	0.89		0.89		0.79		0.79		1.68		136

9.80	33.10	112,417	0.84		0.84		0.79		0.79		2.29		383

7.61	(13.24)	92,051	0.83		0.83		0.79		0.79		1.69		539

9.54	9.71	212,756	0.80		0.80		0.79		0.79		0.73		434

9.41	(0.87)	7,922	0.98	*	1.03	*	0.84	*	0.89	*	2.28	*	436

9.50	1.09	8,166	1.08		1.08		0.94		0.94		2.10		436

10.49	12.95	7,811	1.04		1.04		0.94		0.94		1.50		136

9.86	32.81	7,698	0.99		0.99		0.94		0.94		2.39		383

7.64	(13.40)	5,985	0.98		0.98		0.94		0.94		1.90		539

9.59	6.51	965	0.95	*	0.95	*	0.94	*	0.94	*	0.40	*	434

9.28	0.97	512,195	1.23		1.23		1.09		1.09		1.95		436

10.27	12.77	491,851	1.19		1.19		1.09		1.09		1.39		136

9.67	32.68	261,090	1.14		1.14		1.09		1.09		2.02		383

7.52	(13.55)	244,254	1.13		1.13		1.09		1.09		1.44		539

9.45	9.50	370,199	1.10		1.10		1.09		1.09		0.47		434

8.48	0.18	114,756	1.98		1.98		1.84		1.84		1.20		436

9.49	11.90	122,868	1.94		1.94		1.84		1.84		0.61		136

8.99	31.74	122,651	1.89		1.89		1.84		1.84		1.29		383

7.02	(14.19)	122,496	1.88		1.88		1.84		1.84		0.70		539

8.89	8.62	170,988	1.85		1.85		1.84		1.84		(0.29)		434
^ A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.

* Annualized

~ A one for five reverse share split, effective August 7, 2015, has been retroactively applied.

(a) Per share amounts based on average number of shares outstanding during the year or period.

(b) The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Assets:

Investments, at value
Investments in securities*	$678,663	$1,562,807	$513,881	$3,495,302	$574,596	$1,861,771	$1,429,758
Investments in Affiliates	186,680	608,581	4,801	493,699	3,332	336,504	493,531
Financial Derivative Instruments
Exchange-traded or centrally cleared	540	6,567	1,238	10,254	574	6,381	5,671
Over the counter	12,527	38,661	5,630	69,649	14,379	9,347	32,714
Cash	1	0	0	1	0	1	0
Deposits with counterparty	2,150	3,156	506	4,889	4,196	2,926	5,664
Foreign currency, at value	782	6,698	1,396	10,732	422	8,563	5,818
Receivable for investments sold	3,238	15,887	1,066	9,081	8,030	5,879	5,126
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	5,478	0	0
Receivable for TBA investments sold	175,188	579,352	461,850	1,007,039	29,164	636,554	513,240
Receivable for Fund shares sold	399	4,579	543	3,551	937	488	1,554
Interest and/or dividends receivable	2,813	4,705	1,451	11,241	4,662	6,448	4,290
Dividends receivable from Affiliates	428	1,461	478	1,287	6	890	1,252
Reimbursement receivable from PIMCO	0	3	0	1	0	0	1
Other assets	0	0	0	0	1	0	0
Total Assets	1,063,409	2,832,457	992,840	5,116,726	645,777	2,875,752	2,498,619

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$2,137	$5,749	$229,468	$17,087	$268,370	$3,094
Payable for sale-buyback transactions	0	16,584	104,812	158,911	61,552	0	14,511
Payable for short sales	5,753	19,895	5,182	29,119	5,167	45,762	17,823
Financial Derivative Instruments
Exchange-traded or centrally cleared	715	5,483	702	8,481	159	5,937	4,810
Over the counter	6,791	26,184	21,746	138,968	947	151,328	121,409
Payable for investments purchased	2,995	6,772	1,312	10,810	7,743	5,735	5,600
Payable for investments in Affiliates purchased	428	1,461	478	1,287	6	890	1,252
Payable for investments purchased on a delayed-delivery basis	0	0	0	0	1,470	0	0
Payable for TBA investments purchased	229,309	852,843	507,568	1,504,365	41,193	810,546	751,667
Deposits from counterparty	11,729	41,859	6,819	56,516	19,608	11,622	35,939
Payable for Fund shares redeemed	835	1,738	513	12,726	122	11,374	1,337
Overdraft due to custodian	0	0	187	0	126	0	1,014
Accrued investment advisory fees	169	599	345	1,126	139	534	575
Accrued supervisory and administrative fees	225	496	232	881	95	356	427
Accrued distribution fees	43	116	6	81	0	4	76
Accrued servicing fees	86	145	12	127	0	11	134
Other liabilities	1	2	1	3	0	2	1
Total Liabilities	259,079	976,314	655,664	2,152,869	155,414	1,312,471	959,669

Net Assets	$804,330	$1,856,143	$337,176	$2,963,857	$490,363	$1,563,281	$1,538,950

Net Assets Consist of:

Paid in capital	$707,392	$1,784,067	$386,195	$2,864,461	$454,364	$5,310,687	$1,586,260
Distributable earnings (accumulated loss)	96,938	72,076	(49,019)	99,396	35,999	(3,747,406)	(47,310)

Net Assets	$804,330	$1,856,143	$337,176	$2,963,857	$490,363	$1,563,281	$1,538,950

Cost of investments in securities	$675,359	$1,533,572	$510,290	$3,456,697	$553,349	$1,831,677	$1,411,490
Cost of investments in Affiliates	$187,043	$609,844	$4,799	$496,622	$3,332	$338,507	$494,551
Cost of foreign currency held	$790	$6,784	$1,422	$10,825	$426	$8,697	$5,887
Proceeds received on short sales	$5,461	$19,184	$5,140	$28,071	$5,172	$45,127	$17,193
Cost or premiums of financial derivative instruments, net	$(4,127)	$6,853	$1,828	$31,248	$1,196	$15,666	$12,228

* Includes repurchase agreements of:	$6,299	$29,985	$5,678	$44,397	$240	$12,111	$26,662

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Net Assets:

Institutional Class	$331,519	$924,639	$233,401	$1,740,379	$490,363	$1,448,810	$678,295
I-2	51,608	181,167	48,605	597,904	N/A	64,487	217,616
I-3	160	62,185	238	25,315	N/A	1,556	7,922
Administrative Class	9,627	N/A	N/A	N/A	N/A	N/A	8,166
Class A	278,434	505,655	45,984	473,310	N/A	41,707	512,195
Class C	106,370	182,497	8,948	126,949	N/A	6,721	114,756
Class R	26,612	N/A	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	32,543	89,457	41,698	224,689	72,637	186,783	71,328
I-2	5,081	17,765	8,666	77,946	N/A	8,330	23,091
I-3	16	6,105	42	3,305	N/A	201	842
Administrative Class	1,021	N/A	N/A	N/A	N/A	N/A	860
Class A	29,885	49,867	8,497	64,569	N/A	5,560	55,208
Class C	12,165	19,978	1,749	18,968	N/A	939	13,534
Class R	2,761	N/A	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:

Institutional Class	$10.19	$10.34	$5.60	$7.75	$6.75	$7.76	$9.51
I-2	10.16	10.20	5.61	7.67	N/A	7.74	9.42
I-3	10.14	10.19	5.60	7.66	N/A	7.73	9.41
Administrative Class	9.42	N/A	N/A	N/A	N/A	N/A	9.50
Class A	9.32	10.14	5.41	7.33	N/A	7.50	9.28
Class C	8.74	9.14	5.11	6.69	N/A	7.16	8.48
Class R	9.64	N/A	N/A	N/A	N/A	N/A	N/A

ANNUAL REPORT	MARCH 31, 2019	25

Statements of Operations

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Investment Income:
Interest, net of foreign taxes*	$17,675	$36,554	$38,253	$75,431	$25,122	$59,089	$35,586
Dividends	0	0	0	0	0	110	0
Dividends from Investments in Affiliates	6,256	16,764	11,341	16,484	54	14,476	15,347
Total Income	23,931	53,318	49,594	91,915	25,176	73,675	50,933

Expenses:
Investment advisory fees	2,098	6,813	6,010	13,249	1,763	7,392	7,052
Supervisory and administrative fees	2,771	5,679	3,999	10,375	1,209	4,881	5,223
Distribution and/or servicing fees - Administrative Class	23	0	0	0	0	0	20
Distribution fees - Class C	545	1,398	83	1,073	0	56	951
Distribution fees - Class R	56	0	0	0	0	0	0
Servicing fees - Class A	692	1,293	120	1,261	0	114	1,362
Servicing fees - Class C	273	466	28	358	0	19	317
Servicing fees - Class R	56	0	0	0	0	0	0
Trustee fees	5	10	9	17	3	11	9
Interest expense	699	1,503	1,468	3,552	2,598	2,465	2,201
Miscellaneous expense	0	26	9	39	0	2	7
Total Expenses	7,218	17,188	11,726	29,924	5,573	14,940	17,142
Waiver and/or Reimbursement by PIMCO	(0)	(21)	(0)	(5)	0	(1)	(2)
Net Expenses	7,218	17,167	11,726	29,919	5,573	14,939	17,140

Net Investment Income (Loss)	16,713	36,151	37,868	61,996	19,603	58,736	33,793

Net Realized Gain (Loss):
Investments in securities	2,937	1,556	10,121	12,621	(1,934)	10,176	1,080
Investments in Affiliates	(289)	(47)	(1,343)	(47)	1	174	(26)
Net capital gain distributions received from Affiliate investments	134	276	317	553	0	384	223
Exchange-traded or centrally cleared financial derivative instruments	(4,875)	13,055	(5,625)	15,740	6,384	(51,546)	(4,473)
Over the counter financial derivative instruments	79,111	145,584	(80,989)	243,000	13,871	(22,281)	144,391
Short sales	(258)	(551)	(240)	(754)	0	(456)	(472)
Foreign currency	(316)	(4,561)	(4,807)	(43,948)	(286)	(5,532)	(3,502)

Net Realized Gain (Loss)	76,444	155,312	(82,566)	227,165	18,036	(69,081)	137,221

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	2,008	11,755	(5,221)	24,511	2,310	(5,812)	9,026
Investments in Affiliates	(271)	(1,073)	201	(2,547)	0	(1,806)	(873)
Exchange-traded or centrally cleared financial derivative instruments	(2,521)	(31,528)	(9,749)	(66,149)	(1,578)	(6,781)	(36,837)
Over the counter financial derivative instruments	(28,141)	(36,543)	1,233	(100,711)	25,882	(93,080)	(152,590)
Short sales	(248)	(608)	7	(805)	0	(511)	(493)
Foreign currency assets and liabilities	(102)	(162)	(148)	(430)	(16)	(468)	(122)

Net Change in Unrealized Appreciation (Depreciation)	(29,275)	(58,159)	(13,677)	(146,131)	26,598	(108,458)	(181,889)

Net Increase (Decrease) in Net Assets Resulting from Operations	$63,882	$133,304	$(58,375)	$143,030	$64,237	$(118,803)	$(10,875)

* Foreign tax withholdings	$0	$0	$0	$0	$0	$0	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO StocksPLUS® Fund			PIMCO StocksPLUS® Absolute Return Fund			PIMCO StocksPLUS® International Fund (Unhedged)

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$16,713	$9,009		$36,151	$23,631		$37,868	$30,304
Net realized gain (loss)	76,444	155,682		155,312	259,620		(82,566)	285,407
Net change in unrealized appreciation (depreciation)	(29,275)	(56,091)		(58,159)	(81,091)		(13,677)	(79,696)

Net Increase (Decrease) in Net Assets Resulting from Operations	63,882	108,600		133,304	202,160		(58,375)	236,015

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(61,520)	(6,302)		(86,550)	(105,492)		(187,738)	(111,630)
I-2	(9,226)	(978)		(17,423)	(28,779)		(7,563)	(3,307)
I-3	(4)	0		(5,980)	0		(29)	0
Administrative Class	(1,618)	(169)		0	0		0	(122	)(a)
Class D	0	(484	)(b)	0	(42,685	)(b)	0	(2,079	)(b)
Class A	(49,658)	(3,616)		(52,124)	(47,510)		(5,888)	(1,636)
Class C	(20,030)	(1,224)		(19,643)	(28,879)		(1,378)	(713)
Class R	(4,131)	(228)		0	(17	)(c)	0	0

Total Distributions(d)	(146,187)	(13,001)		(181,720)	(253,362)		(202,596)	(119,487)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	39,755	(89,010)		239,900	258,379		(1,221,110)	258,882

Total Increase (Decrease) in Net Assets	(42,550)	6,589		191,484	207,177		(1,482,081)	375,410

Net Assets:

Beginning of year	846,880	840,291		1,664,659	1,457,482		1,819,257	1,443,847
End of year	$804,330	$846,880		$1,856,143	$1,664,659		$337,176	$1,819,257

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(b)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(c)	Class R Shares liquidated at the close of business on January 31, 2018.
(d)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

ANNUAL REPORT	MARCH 31, 2019	27

Statements of Changes in Net Assets (Cont.)

	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)			PIMCO StocksPLUS® Long Duration Fund		PIMCO StocksPLUS® Short Fund			PIMCO StocksPLUS® Small Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$61,996	$46,553		$19,603	$24,297	$58,736	$54,852		$33,793	$18,553
Net realized gain (loss)	227,165	221,443		18,036	98,334	(69,081)	(402,958)		137,221	148,700
Net change in unrealized appreciation (depreciation)	(146,131)	(63,769)		26,598	(8,503)	(108,458)	117,123		(181,889)	(23,361)

Net Increase (Decrease) in Net Assets Resulting from Operations	143,030	204,227		64,237	114,128	(118,803)	(230,983)		(10,875)	143,892

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(161,836)	(113,633)		(56,883)	(160,206)	(28,669)	(41,496)		(75,171)	(32,022)
I-2	(53,353)	(33,389)		0	0	(1,289)	(968)		(20,921)	(9,630)
I-3	(1,646)	0		0	0	(31)	0		(476)	0
Administrative Class	0	0		0	0	0	0		(788)	(495)
Class D	0	(17,844	)(a)	0	0	0	(545	) (a)	0	(12,368	)(a)
Class A	(46,661)	(23,931)		0	0	(935)	(392)		(54,136)	(17,536)
Class C	(13,243)	(10,671)		0	0	(80)	(102)		(13,007)	(7,154)
Class R	0	(33	)(b)	0	0	0	0		0	(27	)(b)

Total Distributions(c)	(276,739)	(199,501)		(56,883)	(160,206)	(31,004)	(43,503)		(164,499)	(79,232)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	72,117	397,679		(82,327)	14,435	(412,432)	401,027		279,914	301,387

Total Increase (Decrease) in Net Assets	(61,592)	402,405		(74,973)	(31,643)	(562,239)	126,541		104,540	366,047

Net Assets:

Beginning of year	3,025,449	2,623,044		565,336	596,979	2,125,520	1,998,979		1,434,410	1,068,363
End of year	$2,963,857	$3,025,449		$490,363	$565,336	$1,563,281	$2,125,520		$1,538,950	$1,434,410

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)	Class R Shares liquidated at the close of business on January 31, 2018.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statement of Cash Flows

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO StocksPLUS® Long Duration Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$64,237

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(881,873)
Proceeds from sales of long-term securities	1,043,134
(Purchases) Proceeds from sales of short-term portfolio investments, net	58,996
(Increase) decrease in deposits with counterparty	(334)
(Increase) decrease in receivable for investments sold	2,067
(Increase) decrease in interest and/or dividends receivable	1,273
(Increase) decrease in dividends receivable from Affiliates	(3)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	4,637
Proceeds from (Payments on) over the counter financial derivative instruments	12,379
(Increase) decrease in other assets	(1)
Increase (decrease) in payable for investments purchased	24,370
Increase (decrease) in deposits from counterparty	18,877
Increase (decrease) in accrued investment advisory fees	(53)
Increase (decrease) in accrued supervisory and administrative fees	(37)
Proceeds from (Payments on) short sales transactions, net	(595)
Proceeds from (Payments on) foreign currency transactions	(302)
Increase (decrease) in other liabilities	(2)
Net Realized (Gain) Loss
Investments in securities	1,934
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	(6,384)
Over the counter financial derivative instruments	(13,871)
Foreign currency	286
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(2,310)
Exchange-traded or centrally cleared financial derivative instruments	1,578
Over the counter financial derivative instruments	(25,882)
Foreign currency assets and liabilities	16
Net amortization (accretion) on investments	(1,815)

Net Cash Provided by (Used for) Operating Activities	300,321

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	65,074
Payments on shares redeemed	(208,234)
Increase (decrease) in overdraft due to custodian	126
Cash distributions paid*	(174)
Proceeds from reverse repurchase agreements	3,348,883
Payments on reverse repurchase agreements	(3,541,843)
Proceeds from sale-buyback transactions	3,639,344
Payments on sale-buyback transactions	(3,603,988)

Net Cash Received from (Used for) Financing Activities	(300,812)

Net Increase (Decrease) in Cash and Foreign Currency	(491)

Cash and Foreign Currency:

Beginning of year	913
End of year	$422

* Reinvestment of distributions	$56,709

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year	$2,789

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2019	29

Schedule of Investments PIMCO StocksPLUS® Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 84.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

American Honda Finance Corp.
3.451% (LIBOR03M + 0.850%) due 03/29/2021 «~		$500	$499

Hilton Worldwide Finance LLC
4.236% (LIBOR03M + 1.750%) due 10/25/2023 ~		153	153

Toyota Motor Credit Corp.
3.177% (LIBOR03M + 0.580%) due 11/08/2019 «~		3,300	3,295

Total Loan Participations and Assignments (Cost $3,943)			3,947

CORPORATE BONDS & NOTES 32.4%

BANKING & FINANCE 18.3%

AerCap Ireland Capital DAC
3.750% due 05/15/2019		1,600	1,601
4.250% due 07/01/2020		800	811
4.625% due 10/30/2020		300	307

Air Lease Corp.
2.500% due 03/01/2021		400	397

American Tower Corp.
2.250% due 01/15/2022		400	394
2.800% due 06/01/2020		200	200
5.900% due 11/01/2021		1,300	1,392

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		1,500	1,538

Bank of America Corp.
3.421% (US0003M + 0.660%) due 07/21/2021 ~		1,900	1,905
3.732% (US0003M + 0.960%) due 07/23/2024 ~		2,200	2,206

Barclays PLC
4.063% (US0003M + 1.380%) due 05/16/2024 ~		2,600	2,525
4.114% (US0003M + 1.430%) due 02/15/2023 ~		800	796
4.610% due 02/15/2023 •		900	920

Blackstone CQP Holdco LP
6.500% due 03/20/2021		1,300	1,300

Citigroup, Inc.
3.537% (US0003M + 0.930%) due 06/07/2019 ~		1,800	1,803
3.649% (US0003M + 1.023%) due 06/01/2024 ~		4,100	4,108

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(f)(g)	EUR	800	979

Credit Agricole S.A.
3.750% due 04/24/2023		$300	304

Credit Suisse AG
6.500% due 08/08/2023 (g)		4,900	5,261

Crown Castle International Corp.
2.250% due 09/01/2021		1,000	986

Deutsche Bank AG
3.576% (US0003M + 0.815%) due 01/22/2021 ~		6,100	5,981
3.869% (US0003M + 1.230%) due 02/27/2023 ~		1,800	1,729
4.250% due 10/14/2021		2,800	2,815

Dexia Credit Local S.A.
1.875% due 09/15/2021		4,400	4,334

FCE Bank PLC
1.875% due 06/24/2021	EUR	200	227

Ford Motor Credit Co. LLC
0.060% due 12/01/2021 •		300	322
0.122% due 05/14/2021 •		200	217
3.157% due 08/04/2020		$800	795
3.200% due 01/15/2021		1,600	1,578
3.532% (US0003M + 0.930%) due 09/24/2020 ~		600	598
3.668% (US0003M + 0.930%) due 11/04/2019 ~		300	300
5.750% due 02/01/2021		400	412

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Financial Co., Inc.
3.200% due 07/13/2020	$500	$501
4.064% (US0003M + 1.270%) due 10/04/2019 ~	2,600	2,608
4.147% (US0003M + 1.450%) due 05/09/2019 ~	4,100	4,104

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •	2,500	2,481
4.421% (US0003M + 1.770%) due 02/25/2021 ~	3,700	3,791

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022	200	194

HSBC Holdings PLC
4.835% (US0003M + 2.240%) due 03/08/2021 ~	3,300	3,404

HSBC USA, Inc.
2.350% due 03/05/2020	8,000	7,979

International Lease Finance Corp.
5.875% due 04/01/2019	1,200	1,200
6.250% due 05/15/2019	800	803
8.250% due 12/15/2020	1,400	1,513

JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~	1,900	1,899
3.662% (US0003M + 0.890%) due 07/23/2024 ~	3,500	3,493
3.671% (US0003M + 0.900%) due 04/25/2023 ~	3,700	3,720

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~	900	900
4.050% due 08/16/2023	800	817
4.550% due 08/16/2028	700	726

Mitsubishi UFJ Financial Group, Inc.
3.625% (US0003M + 0.860%) due 07/26/2023 ~	4,300	4,314

Mizuho Financial Group, Inc.
3.569% (US0003M + 0.940%) due 02/28/2022 ~	1,400	1,408
4.267% (US0003M + 1.480%) due 04/12/2021 ~	2,000	2,034

Morgan Stanley
3.247% (US0003M + 0.550%) due 02/10/2021 ~	1,300	1,301
3.737% due 04/24/2024 •	1,600	1,634

National Australia Bank Ltd.
2.250% due 03/16/2021	3,100	3,077

Nationwide Building Society
3.766% due 03/08/2024 •	3,400	3,388

Navient Corp.
4.875% due 06/17/2019	345	346
5.000% due 10/26/2020	200	203
6.625% due 07/26/2021	100	105
8.000% due 03/25/2020	600	625

Nissan Motor Acceptance Corp.
2.550% due 03/08/2021	3,300	3,249
2.650% due 07/13/2022	1,600	1,563
3.377% (US0003M + 0.580%) due 01/13/2020 ~	1,600	1,600

Oversea-Chinese Banking Corp. Ltd.
3.133% (US0003M + 0.450%) due 05/17/2021 ~	1,700	1,706

Protective Life Global Funding
1.999% due 09/14/2021	2,000	1,957
3.117% (US0003M + 0.520%) due 06/28/2021 ~	3,200	3,206

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~	2,000	1,975

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •	1,200	1,237

SBA Tower Trust
3.168% due 04/09/2047	800	800

Societe Generale S.A.
4.134% due 04/08/2021 •	2,600	2,637

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Springleaf Finance Corp.
6.000% due 06/01/2020		$200	$206

Standard Chartered PLC
3.813% (US0003M + 1.130%) due 08/19/2019 ~		1,900	1,906

Sumitomo Mitsui Financial Group, Inc.
3.897% (US0003M + 1.110%) due 07/14/2021 ~		1,600	1,619
4.281% (US0003M + 1.680%) due 03/09/2021 ~		4,600	4,700

Toronto-Dominion Bank
2.250% due 03/15/2021		3,900	3,876

UBS Group Funding Switzerland AG
2.650% due 02/01/2022		400	397
4.266% due 02/01/2022 •		300	307

Unibail-Rodamco SE
3.549% (US0003M + 0.770%) due 04/16/2019 ~		1,400	1,400

UniCredit SpA
7.830% due 12/04/2023		1,550	1,727

Volkswagen Bank GmbH
0.110% (EUR003M + 0.420%) due 06/15/2021 ~	EUR	400	446
0.625% due 09/08/2021		1,300	1,467

Volkswagen Leasing GmbH
0.141% due 07/06/2021 •		500	558

Wells Fargo & Co.
6.381% (US0003M + 3.770%) due 06/15/2019 ~(f)		$900	907

			147,055

INDUSTRIALS 11.5%

AbbVie, Inc.
2.900% due 11/06/2022		200	200

Activision Blizzard, Inc.
2.600% due 06/15/2022		1,100	1,091

Allergan Funding SCS
3.000% due 03/12/2020		100	100

AutoNation, Inc.
3.350% due 01/15/2021		200	200

BAT Capital Corp.
3.283% due 08/14/2020 •		7,800	7,785

BAT International Finance PLC
1.625% due 09/09/2019		300	298

Bayer U.S. Finance LLC
2.750% due 07/15/2021		800	787
3.232% (US0003M + 0.630%) due 06/25/2021 ~		700	694
3.621% (US0003M + 1.010%) due 12/15/2023 ~		1,000	986

Broadcom Corp.
2.375% due 01/15/2020		2,300	2,289
3.000% due 01/15/2022		300	299

Campbell Soup Co.
3.650% due 03/15/2023		1,500	1,523

Celgene Corp.
2.250% due 08/15/2021		1,200	1,182

Charter Communications Operating LLC
3.579% due 07/23/2020		1,700	1,713
4.464% due 07/23/2022		3,200	3,313
4.500% due 02/01/2024		1,600	1,668

Continental Resources, Inc.
5.000% due 09/15/2022		160	161

Cox Communications, Inc.
3.250% due 12/15/2022		1,400	1,411

Crown Castle Towers LLC
3.222% due 05/15/2042		100	100

D.R. Horton, Inc.
4.375% due 09/15/2022		1,200	1,232

Daimler Finance North America LLC
3.350% due 05/04/2021		3,400	3,422

Dell International LLC
4.420% due 06/15/2021		4,600	4,722

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Telekom International Finance BV
1.950% due 09/19/2021	$1,100	$1,075

Discovery Communications LLC
4.375% due 06/15/2021	300	309

DISH DBS Corp.
5.125% due 05/01/2020	100	101
7.875% due 09/01/2019	100	102

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~	2,100	2,100

DXC Technology Co.
3.576% (US0003M + 0.950%) due 03/01/2021 ~	2,538	2,538

eBay, Inc.
2.750% due 01/30/2023	1,100	1,088
3.800% due 03/09/2022	500	511

EMC Corp.
2.650% due 06/01/2020	400	397

Enbridge, Inc.
3.183% (US0003M + 0.400%) due 01/10/2020 ~	2,100	2,099

Energy Transfer Operating LP
5.200% due 02/01/2022	400	420

Energy Transfer Partners LP
5.000% due 10/01/2022	300	317

EQT Corp.
3.362% (US0003M + 0.770%) due 10/01/2020 ~	300	299

ERAC USA Finance LLC
2.600% due 12/01/2021	200	197
4.500% due 08/16/2021	300	309

GATX Corp.
4.850% due 06/01/2021	200	206

Georgia-Pacific LLC
2.539% due 11/15/2019	1,375	1,373

Hyundai Capital America
3.415% due 09/18/2020 •	2,200	2,201
3.615% (US0003M + 1.000%) due 09/18/2020 ~	1,300	1,304

Imperial Brands Finance PLC
2.950% due 07/21/2020	1,000	997
3.750% due 07/21/2022	1,700	1,724

Kraft Heinz Foods Co.
3.267% (US0003M + 0.570%) due 02/10/2021 ~	5,400	5,386
3.500% due 07/15/2022	1,700	1,718

Marathon Oil Corp.
2.800% due 11/01/2022	400	395

Marvell Technology Group Ltd.
4.200% due 06/22/2023	1,300	1,327

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~	900	901

MGM Resorts International
6.750% due 10/01/2020	200	210

Microchip Technology, Inc.
3.922% due 06/01/2021	500	505

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	1,200	1,170

NTT Finance Corp.
1.900% due 07/21/2021	400	392

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	2,000	2,005
3.375% due 02/01/2022	500	502

Pernod Ricard S.A.
4.250% due 07/15/2022	700	727
4.450% due 01/15/2022	150	156

Pioneer Natural Resources Co.
3.950% due 07/15/2022	300	309

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022	200	197

Ryder System, Inc.
2.500% due 09/01/2022	300	293

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,200	1,247
5.625% due 04/15/2023	900	976
5.625% due 03/01/2025	400	440

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sands China Ltd.
4.600% due 08/08/2023	$1,300	$1,343
5.125% due 08/08/2025	1,300	1,357

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	640	637

Syngenta Finance NV
3.698% due 04/24/2020	300	301
3.933% due 04/23/2021	1,700	1,709
4.441% due 04/24/2023	1,300	1,328

Texas Eastern Transmission LP
4.125% due 12/01/2020	300	305

Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~	2,800	2,789

Time Warner Cable LLC
5.000% due 02/01/2020	100	102
8.250% due 04/01/2019	130	130

United Technologies Corp.
3.100% due 06/01/2022	1,100	1,108

VMware, Inc.
2.300% due 08/21/2020	700	694
2.950% due 08/21/2022	2,900	2,872

Volkswagen Group of America Finance LLC
2.125% due 05/23/2019	500	499

Wabtec Corp.
3.911% (US0003M + 1.300%) due 09/15/2021 ~	1,600	1,599

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	2,100	2,095

		92,567

UTILITIES 2.6%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	5,000	5,023
3.737% (US0003M + 0.950%) due 07/15/2021 ~	500	506
3.777% (US0003M + 1.180%) due 06/12/2024 ~	1,800	1,786

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~	2,100	2,100
5.050% due 09/15/2019	200	202

Entergy Corp.
4.000% due 07/15/2022	300	308

Exelon Corp.
5.150% due 12/01/2020	300	309

ITC Holdings Corp.
2.700% due 11/15/2022	2,400	2,359

ONEOK, Inc.
4.250% due 02/01/2022	300	309

Pennsylvania Electric Co.
5.200% due 04/01/2020	300	306

Plains All American Pipeline LP
2.600% due 12/15/2019	800	797

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~	1,200	1,189

Southern Power Co.
3.183% (US0003M + 0.550%) due 12/20/2020 ~	500	498

Sprint Capital Corp.
6.900% due 05/01/2019	1,700	1,709

Sprint Communications, Inc.
7.000% due 03/01/2020	200	206
7.000% due 08/15/2020	100	104

State Grid Overseas Investment Ltd.
3.750% due 05/02/2023	2,400	2,468

Telstra Corp. Ltd.
4.800% due 10/12/2021	700	729

		20,908

Total Corporate Bonds & Notes (Cost $259,595)		260,530

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.4%

California State General Obligation Bonds, Series 2017
2.193% due 04/01/2047	$800	$798
3.270% (US0001M + 0.780%) due 04/01/2047 ~	2,300	2,309

Total Municipal Bonds & Notes (Cost $3,100)		3,107

U.S. GOVERNMENT AGENCIES 19.0%

Fannie Mae
2.606% due 03/25/2034 •	137	137
2.736% due 05/25/2037 •	66	65
2.836% due 03/25/2037 - 07/25/2037 •	85	84
2.846% due 03/25/2037 •	55	55
2.859% due 05/25/2058 •	2,215	2,206
2.866% due 07/25/2037 •	111	111
2.886% due 09/25/2035 •	277	277
2.931% due 02/25/2037 •	124	124
2.959% due 09/25/2046 •	2,953	2,952
3.000% due 10/25/2040	1,434	1,440
3.116% due 05/25/2040 •	494	499
3.186% due 10/25/2037 •	821	833
3.206% due 06/25/2037 •	247	251
3.236% due 03/25/2038 - 01/25/2040 •	821	835
3.306% due 12/25/2039 •	155	158
3.386% due 07/25/2039 •	93	95
3.411% due 11/25/2022 •	1,685	1,689
3.500% due 12/01/2047 - 08/01/2048	56,919	57,860
3.532% due 07/01/2044 •	41	41
3.919% due 04/01/2035 •	408	425
4.126% due 11/01/2035 •	69	71
4.194% due 11/01/2028 •	4	4
4.264% due 12/01/2036 •	140	146
4.383% due 11/01/2027 •	6	6
4.428% due 04/01/2028 •	2	2
4.446% due 07/01/2028 •	4	4
4.472% due 05/01/2038 •	407	426
4.473% due 02/01/2027 •	1	1
4.532% due 11/01/2028 •	7	7
4.824% due 12/01/2033 •	67	70
5.000% due 04/25/2033	242	262
5.141% due 09/01/2034 •	62	65
5.627% due 08/01/2029 •	3	3
8.000% due 03/01/2030 - 07/01/2031	15	15

Fannie Mae, TBA
3.500% due 05/01/2049	8,300	8,410
4.000% due 05/01/2049	45,700	46,975

Freddie Mac
2.784% due 02/15/2037 •	6	6
2.814% due 02/15/2037 •	21	21
2.824% due 02/15/2037 •	67	67
2.884% due 06/15/2041 •	743	743
2.949% due 07/15/2040	862	860
3.009% due 03/15/2042 •	333	333
3.034% due 07/15/2041 •	1,359	1,368
3.084% due 10/15/2037 •	84	85
3.154% due 08/15/2037 •	890	901
3.184% due 08/15/2037 •	1,721	1,746
3.194% due 10/15/2037 •	302	307
3.204% due 05/15/2037 - 09/15/2037 •	1,990	2,021
3.234% due 08/15/2036 •	132	134
3.334% due 11/15/2039 - 12/15/2039 •	44	45
3.339% due 01/15/2038 •	443	452
4.345% due 06/01/2035 •	311	326
4.491% due 09/01/2037 •	979	1,029
4.750% due 12/01/2022 •	1	1
5.000% due 12/01/2026 - 08/01/2041	138	146
6.000% due 01/01/2029 - 02/01/2034	301	331
6.500% due 10/25/2043	630	732
8.500% due 04/01/2025	1	1

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	31

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
3.009% due 03/20/2065 •		$65	$65
3.259% due 12/20/2065 •		2,561	2,575
3.279% due 02/20/2066 •		74	74
3.309% due 01/20/2066 •		397	400
3.375% (H15T1Y + 1.500%) due 02/20/2026 - 03/20/2026 ~		66	68
3.375% due 01/20/2028 - 02/20/2028 •		43	44
3.509% due 01/20/2066 - 03/20/2066 •		6,559	6,663
3.625% (H15T1Y + 1.500%) due 05/20/2026 ~		28	29
3.625% due 04/20/2027 - 04/20/2041 •		2,971	3,091
3.659% due 03/20/2066 •		404	412
3.750% (H15T1Y + 1.500%) due 08/20/2022 - 08/20/2026 ~		143	147
3.750% due 07/20/2027 •		104	106
4.125% (H15T1Y + 1.500%) due 12/20/2022 - 11/20/2025 ~		46	46
4.125% due 12/20/2027 •		23	24

NCUA Guaranteed Notes
2.931% due 10/07/2020 •		751	753

Total U.S. Government Agencies (Cost $150,757)			152,756

U.S. TREASURY OBLIGATIONS 9.3%

U.S. Treasury Bonds
3.000% due 02/15/2049		4,000	4,153
3.375% due 11/15/2048		5,700	6,359
4.375% due 11/15/2039 (m)		2,800	3,566

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (k)		1,699	1,686
0.125% due 01/15/2022 (k)		3,670	3,642
0.125% due 04/15/2022 (m)		29,082	28,793
0.125% due 07/15/2022 (k)		5,363	5,338
0.250% due 01/15/2025		7,014	6,944
0.500% due 01/15/2028		6,735	6,725
0.625% due 01/15/2026		4,767	4,824
0.750% due 07/15/2028		2,707	2,770

Total U.S. Treasury Obligations (Cost $73,716)			74,800

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%

BCAP LLC Trust
3.032% due 02/26/2047 •		1,779	1,773

Bear Stearns Adjustable Rate Mortgage Trust
4.440% due 02/25/2033 ~		9	8
4.743% due 01/25/2034 ~		396	403
5.021% due 01/25/2034 ~		15	15
5.026% due 04/25/2033 ~		41	42

Bear Stearns ALT-A Trust
4.262% due 09/25/2035 ^~		130	108

Bear Stearns Structured Products, Inc. Trust
3.745% due 12/26/2046 ^~		301	276
4.335% due 01/26/2036 ^~		473	428

Canadian Mortgage Pools
2.338% due 07/01/2020	CAD	7,078	5,309

Citigroup Commercial Mortgage Trust
3.764% due 07/15/2027 •		$500	500

Citigroup Mortgage Loan Trust
4.490% due 05/25/2035 •		153	155

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~		1	1
3.001% due 03/25/2032 ~		73	70
5.379% due 06/25/2032 ~		7	7

GreenPoint Mortgage Funding Trust
3.026% due 11/25/2045 •		215	188

GSR Mortgage Loan Trust
2.840% due 01/25/2034 •		24	23
4.408% due 01/25/2036 ^~		47	47

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
3.246% due 10/25/2033 •		$13	$13

Lehman Mortgage Trust
2.806% due 08/25/2036 ^•		1,342	1,054

Merrill Lynch Mortgage Investors Trust
2.696% due 02/25/2036 •		200	193

Morgan Stanley Resecuritization Trust
2.800% due 01/26/2051 •		35	35

Prime Mortgage Trust
2.886% due 02/25/2034 •		50	48

Southern Pacific Financing PLC
1.023% due 06/10/2043 •	GBP	365	471

Structured Adjustable Rate Mortgage Loan Trust
4.567% due 09/25/2035 ~		$1,168	1,130

Structured Asset Mortgage Investments Trust
2.732% due 07/19/2035 •		344	341
2.766% due 02/25/2036 ^•		281	266
6.328% due 06/25/2029 ~		87	85

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(a)	GBP	2,300	2,996

Trinity Square PLC
2.078% due 07/15/2051 •		1,524	1,993

WaMu Mortgage Pass-Through Certificates Trust
2.375% due 02/27/2034 •		$286	283
2.776% due 10/25/2045 •		121	119
3.597% due 11/25/2042 •		49	47
3.797% due 06/25/2042 •		121	118

Wells Fargo Mortgage-Backed Securities Trust
4.704% due 07/25/2036 ^~		445	448
4.988% due 01/25/2035 ~		115	118

Total Non-Agency Mortgage-Backed Securities (Cost $19,296)			19,111

ASSET-BACKED SECURITIES 9.6%

AFC Home Equity Loan Trust
3.036% due 06/25/2028 •		109	104

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.401% due 01/25/2035 •		1,189	1,187

Atrium Corp.
3.591% due 04/22/2027 •		4,600	4,563

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	800	897
3.858% due 10/03/2029 •		$500	501

Black Diamond CLO Ltd.
3.823% due 02/06/2026 •		2,294	2,294

BSPRT Issuer Ltd.
3.330% due 03/15/2028		1,700	1,699

CARDS Trust
3.047% due 04/17/2023		1,000	1,003

Catamaran CLO Ltd.
3.615% due 01/27/2028 •		1,600	1,590

Chase Funding Trust
3.226% due 10/25/2032 •		98	98

Citigroup Mortgage Loan Trust
2.546% due 07/25/2045 •		536	408
2.646% due 12/25/2036 •		173	116
4.575% due 10/25/2037 Ø		277	280

Citigroup Mortgage Loan Trust, Inc.
4.136% due 07/25/2037 •		1,100	1,128

Countrywide Asset-Backed Certificates
2.626% due 08/25/2037 ^•		412	387
2.686% due 06/25/2047 ^•		511	451
2.886% due 08/25/2034 •		891	883

Credit Acceptance Auto Loan Trust
3.550% due 08/15/2027		3,900	3,949

Credit Suisse First Boston Mortgage Securities Corp.
3.106% due 01/25/2032 •		150	147

Crown Point CLO Ltd.
3.975% due 10/20/2028 •		1,200	1,198

Denali Capital CLO LLC
3.815% due 10/26/2027 •		600	597

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dryden Senior Loan Fund
3.687% due 10/15/2027 •		$2,400	$2,387

Figueroa CLO Ltd.
3.483% due 06/20/2027 •		2,600	2,585

Flatiron CLO Ltd.
3.933% due 01/17/2026 •		2,020	2,021

GSAMP Trust
2.626% due 06/25/2036 •		429	420
4.136% due 10/25/2034 •		79	77

Halcyon Loan Advisors Funding Ltd.
3.861% due 10/22/2025 •		2,596	2,595

HSI Asset Securitization Corp. Trust
2.816% due 02/25/2036 •		1,179	1,106

Jamestown CLO Ltd.
3.477% due 07/15/2026 •		1,345	1,341

JMP Credit Advisors CLO Ltd.
3.623% due 01/17/2028 •		2,500	2,495

Jubilee CLO BV
0.490% due 12/15/2029 •	EUR	1,100	1,230

KVK CLO Ltd.
3.697% due 01/14/2028		$1,900	1,885

Long Beach Mortgage Loan Trust
3.046% due 10/25/2034 •		49	49

Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •		3,500	3,463

Marathon CLO Ltd.
3.511% due 11/21/2027 •		1,500	1,489

Morgan Stanley ABS Capital, Inc. Trust
2.566% due 09/25/2036 •		36	20
2.616% due 10/25/2036 •		134	128

Navient Student Loan Trust
3.536% due 12/27/2066 •		2,851	2,865
3.636% due 03/25/2066 •		1,381	1,395

Nelnet Student Loan Trust
3.336% due 02/25/2066 •		2,193	2,189

Oaktree CLO Ltd.
3.981% due 10/20/2026 •		1,501	1,501

Octagon Investment Partners Ltd.
3.887% due 04/15/2026 •		917	918

OneMain Direct Auto Receivables Trust
2.310% due 12/14/2021		2,303	2,295

Panhandle-Plains Higher Education Authority, Inc.
3.927% due 10/01/2035 •		536	539

Residential Asset Securities Corp. Trust
2.636% due 08/25/2036 •		183	166
2.756% due 04/25/2036 •		374	375

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	389	436
0.000% due 06/17/2024 •		1,552	1,738
3.081% due 12/15/2027 •		$1,645	1,648

Soundview Home Loan Trust
2.646% due 11/25/2036 •		102	101

Specialty Underwriting & Residential Finance Trust
3.461% due 12/25/2035 •		359	358

SpringCastle America Funding LLC
3.050% due 04/25/2029		1,470	1,470

Tralee CLO Ltd.
3.869% due 10/20/2028 •		2,900	2,881

Upstart Securitization Trust
3.887% due 08/20/2025		1,181	1,183
4.997% due 08/20/2025		1,200	1,205

Utah State Board of Regents
3.236% due 01/25/2057 •		1,634	1,632

Venture CLO Ltd.
3.650% due 10/22/2031 •		2,300	2,296

Wellfleet CLO Ltd.
3.901% due 10/20/2027 •		1,700	1,700

Z Capital Credit Partners CLO Ltd.
3.729% due 07/16/2027 •		1,500	1,492

Total Asset-Backed Securities (Cost $77,151)			77,154

32	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.4%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		$2,200	$2,182

Export-Import Bank of Korea
1.927% due 02/24/2020 (h)	CAD	900	670
3.346% (US0003M + 0.700%) due 05/26/2019 ~		$1,400	1,401

Japan Finance Organization for Municipalities
2.000% due 09/08/2020		3,700	3,668
2.125% due 04/13/2021		1,800	1,781

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	955,330	8,995

Oman Government International Bond
3.875% due 03/08/2022		$800	774

Qatar Government International Bond
3.875% due 04/23/2023		2,600	2,679
4.500% due 01/20/2022		900	936

Saudi Government International Bond
2.375% due 10/26/2021		2,400	2,362
2.875% due 03/04/2023		2,100	2,083

Total Sovereign Issues (Cost $27,498)			27,531

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(b)		72,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.4%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
3.102% (US0003M + 0.500%) due 09/24/2020 ~		$2,800	$2,801

REPURCHASE AGREEMENTS (i) 0.8%
			6,299

JAPAN TREASURY BILLS 3.6%
(0.150)% due 04/15/2019 (c)(d)	JPY	3,190,000	28,785

U.S. TREASURY BILLS 2.7%
2.412% due 04/11/2019 (c)(d)(k)(m)		$21,856	21,842

Total Short-Term Instruments (Cost $60,303)			59,727

Total Investments in Securities (Cost $675,359)			678,663

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 23.2%

SHORT-TERM INSTRUMENTS 23.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.2%

PIMCO Short Asset Portfolio	7,880,410	$78,402

PIMCO Short-Term Floating NAV Portfolio III	10,949,273	108,278

Total Short-Term Instruments (Cost $187,043)		186,680

Total Investments in Affiliates (Cost $187,043)		186,680

Total Investments 107.6% (Cost $862,402)		$865,343

Financial Derivative Instruments (j)(l) 0.7% (Cost or Premiums, net $(4,127))		5,561

Other Assets and Liabilities, net (8.3)%		(66,574)

Net Assets 100.0%		$804,330

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Export-Import Bank of Korea	1.927%	02/24/2020	02/16/2017	$ 688	$670	0.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019		$815	U.S. Treasury Notes 2.625% due 07/15/2021	$(831)	$815	$815
MEI	1.710	03/07/2019	04/08/2019	CAD	7,328	Canada Government International Bond 2.750% due 12/01/2048	(5,768)	5,484	5,490

Total Repurchase Agreements							$(6,599)	$6,299	$6,305

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
Sovereign Issues (0.7)%
Canadian Government Bond	2.750%	12/01/2048	CAD	6,400	$(5,461)	$(5,753)

Total Short Sales (0.7)%					$(5,461)	$(5,753)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$815	$0	$0	$0	$815	$(832)	$(17)
MEI	5,490	0	0	0	5,490	(5,497)	(7)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(5,753)	(5,753)	0	(5,753)

Total Borrowings and Other Financing Transactions	$6,305	$0	$0	$(5,753)

Cash of $271 has been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)	Payable for short sales includes $44 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(183) at a weighted average interest rate of 1.181%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 5-Year Note June Futures	06/2019	621	$71,929	$673	$0	$(141)
U.S. Treasury 10-Year Note June Futures	06/2019	394	48,942	153	0	(111)

				$826	$0	$(252)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	12/2019	58	$(14,148)	$(17)	$7	$0
E-mini S&P 500 Index June Futures	06/2019	4	(568)	(9)	0	(3)
Euro-Bund 10-Year Bond June Futures	06/2019	22	(4,105)	(90)	6	0

				$(116)	$13	$(3)

Total Futures Contracts				$710	$13	$(255)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.283%	$600	$14	$(2)	$12	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.325	200	4	0	4	0	0
Kinder Morgan, Inc.	1.000	Quarterly	12/20/2021	0.247	700	14	0	14	0	0

						$32	$(2)	$30	$0	$0

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	(1.000)%	Quarterly	12/20/2023	$61,700	$(534)	$(683)	$(1,217)	$0	$(73)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.750%	Semi-Annual	12/18/2048	CAD	7,000	$(132)	$644	$512	$0	$(79)
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021	$	337,100	(2,035)	(2,348)	(4,383)	353	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		92,000	0	2,828	2,828	0	(192)
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		13,100	(316)	(378)	(694)	32	0
Receive	3-Month USD-LIBOR	2.540	Semi-Annual	03/23/2048		1,100	0	17	17	3	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		4,600	526	(442)	84	14	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		13,600	0	(1,349)	(1,349)	46	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		3,800	(111)	(203)	(314)	13	0
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	18,300	49	(239)	(190)	3	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		3,500	56	(217)	(161)	28	0
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025	JPY	1,150,000	3	152	155	9	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		3,180,000	190	439	629	26	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		110,000	0	(83)	(83)	0	(6)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		300,000	19	(193)	(174)	0	(17)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		160,000	1	(116)	(115)	0	(9)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		1,506,000	(43)	(937)	(980)	0	(84)

							$(1,793)	$(2,425)	$(4,218)	$527	$(387)

Total Swap Agreements							$(2,295)	$(3,110)	$(5,405)	$527	$(460)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$527	$540	$0	$(255)	$(460)	$(715)

(k)

Securities with an aggregate market value of $5,989 and cash of $1,879 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	JPY	49,000		$444	$1	$0
	04/2019		$8,126	EUR	7,220	0	(27)
	05/2019	EUR	7,220		$8,147	27	0
	05/2019		$2,187	ZAR	29,554	0	(148)

BPS	04/2019	JPY	3,370,000		$31,272	842	(9)
	06/2019	INR	8,735		121	0	(3)

BRC	04/2019	JPY	45,300		410	1	0

CBK	04/2019	DKK	1,575		242	6	0
	04/2019	GBP	7,589		9,999	114	0
	04/2019	JPY	63,100		573	4	0
	04/2019		$431	EUR	379	0	(5)
	04/2019		4,373	JPY	482,400	0	(21)
	05/2019	JPY	482,400		$4,385	19	0

HUS	04/2019	CAD	7,780		5,896	74	0
	04/2019		$164	TRY	911	0	(4)

JPM	04/2019	EUR	7,599		$8,674	150	0
	04/2019	JPY	145,000		1,307	2	(3)
	04/2019	NZD	175		120	1	0
	05/2019	JPY	502,834		4,582	29	0
	07/2019	DKK	1,575		239	0	0

MYI	04/2019	JPY	89,600		810	0	0
	05/2019	ZAR	29,326		2,058	35	0

RYL	04/2019	CAD	7,328		5,460	0	(24)

SCX	04/2019	JPY	89,600		812	3	0
	04/2019		$10,047	GBP	7,589	0	(163)
	05/2019	GBP	7,589		$10,062	162	0

SSB	04/2019		$5,514	CAD	7,374	4	0

UAG	04/2019		5,761		7,734	27	0
	05/2019	CAD	7,734		$5,765	0	(27)

Total Forward Foreign Currency Contracts						$1,501	$(434)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370%	03/27/2020	20,300	$816	$104

Total Purchased Options							$816	$104

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	115,900	$(555)	$(994)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	71,000	(345)	(638)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	243,400	(1,144)	(2,196)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	147,300	(816)	(23)

Total Written Options							$(2,860)	$(3,851)

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EU	R 550	$102	$(39)	$63	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		250	46	(17)	29	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		300	57	(22)	35	0

								$205	$(78)	$127	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$	800	$1	$1	$2	$0

NGF	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2023	0.702		8,400	56	47	103	0

								$57	$48	$105	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
MYC	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$	5,222	$(50)	$89	$39	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	S&P 500 Total Return Index	3,336	2.765% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/08/2019	$18,536	$0	$320	$320	$0
	Receive	S&P 500 Total Return Index	916	2.973% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/16/2019	4,757	0	402	402	0
	Receive	S&P 500 Total Return Index	540	2.670% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/11/2020	3,059	0	(20)	0	(20)

BPS	Receive	S&P 500 Total Return Index	1,405	2.616% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/24/2019	7,498	0	429	429	0
	Receive	S&P 500 Total Return Index	2,976	2.983% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/24/2019	15,457	0	1,306	1,306	0
	Receive	S&P 500 Total Return Index	7,445	2.695% (3-Month USD-LIBOR plus a specified spread)	Quarterly	12/04/2019	41,368	0	717	717	0
	Receive	S&P 500 Total Return Index	1,193	2.625% (3-Month USD-LIBOR plus a specified spread)	Quarterly	01/09/2020	6,726	0	25	25	0

CBK	Receive	S&P 500 Total Return Index	3,542	2.710% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/18/2020	19,969	0	75	75	0

FAR	Receive	S&P 500 Total Return Index	706	2.664% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/24/2019	3,710	0	273	273	0
	Receive	S&P 500 Total Return Index	25,927	2.872% (3-Month USD-LIBOR plus a specified spread)	Maturity	08/22/2019	145,398	0	(1,165)	0	(1,165)
	Receive	S&P 500 Total Return Index	3,030	2.755% (3-Month USD-LIBOR plus a specified spread)	Quarterly	11/20/2019	16,836	0	291	291	0
	Receive	S&P 500 Total Return Index	25,927	2.902% (3-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	145,398	0	(1,195)	0	(1,195)

GST	Receive	S&P 500 Total Return Index	1,826	2.868% (3-Month USD-LIBOR plus a specified spread)	Quarterly	07/15/2019	9,830	0	469	469	0
	Receive	S&P 500 Total Return Index	1,489	2.953% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/16/2019	7,734	0	654	654	0
	Receive	S&P 500 Total Return Index	1,826	2.888% (3-Month USD-LIBOR plus a specified spread)	Quarterly	01/15/2020	9,831	0	469	469	0
	Receive	S&P 500 Total Return Index	3,395	2.830% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/12/2020	19,231	0	(126)	0	(126)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
SOG	Receive	S&P 500 Total Return Index	26,683	2.745% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/06/2019	$148,264	$0	$2,565	$2,565	$0
	Receive	S&P 500 Total Return Index	25,902	2.751% (3-Month USD-LIBOR plus a specified spread)	Maturity	07/11/2019	141,119	0	2,566	2,566	0

UAG	Receive	S&P 500 Total Return Index	4,249	2.695% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/16/2019	23,955	0	90	90	0

								$0	$8,145	$10,651	$(2,506)

Total Swap Agreements								$212	$8,204	$10,922	$(2,506)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$28	$0	$722	$750	$(175)	$0	$(20)	$(195)	$555	$(700)	$(145)
BPS	842	0	2,540	3,382	(12)	0	0	(12)	3,370	(2,780)	590
BRC	1	0	0	1	0	0	0	0	1	0	1
CBK	143	0	104	247	(26)	0	0	(26)	221	0	221
DUB	0	0	0	0	0	(994)	0	(994)	(994)	923	(71)
FAR	0	0	564	564	0	0	(2,360)	(2,360)	(1,796)	3,896	2,100
GLM	0	0	0	0	0	(638)	0	(638)	(638)	518	(120)
GST	0	0	1,592	1,592	0	0	(126)	(126)	1,466	(3,510)	(2,044)
HUS	74	0	37	111	(4)	0	0	(4)	107	0	107
JPM	182	0	0	182	(3)	0	0	(3)	179	0	179
MYC	0	104	39	143	0	(2,219)	0	(2,219)	(2,076)	1,789	(287)
MYI	35	0	0	35	0	0	0	0	35	0	35
NGF	0	0	103	103	0	0	0	0	103	0	103
RYL	0	0	0	0	(24)	0	0	(24)	(24)	(70)	(94)
SCX	165	0	0	165	(163)	0	0	(163)	2	0	2
SOG	0	0	5,131	5,131	0	0	0	0	5,131	(3,120)	2,011
SSB	4	0	0	4	0	0	0	0	4	0	4
UAG	27	0	90	117	(27)	0	0	(27)	90	0	90

Total Over the Counter	$1,501	$104	$10,922	$12,527	$(434)	$(3,851)	$(2,506)	$(6,791)

(m)

Securities with an aggregate market value of $7,563 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	0	0	0	527	527

	$0	$0	$0	$0	$540	$540

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,501	$0	$1,501
Purchased Options	0	0	0	0	104	104
Swap Agreements	0	271	10,651	0	0	10,922

	$0	$271	$10,651	$1,501	$104	$12,527

	$0	$271	$10,651	$1,501	$644	$13,067

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$3	$0	$252	$255
Swap Agreements	0	73	0	0	387	460

	$0	$73	$3	$0	$639	$715

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$434	$0	$434
Written Options	0	0	0	0	3,851	3,851
Swap Agreements	0	0	2,506	0	0	2,506

	$0	$0	$2,506	$434	$3,851	$6,791

	$0	$73	$2,509	$434	$4,490	$7,506

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(70)	$(70)
Written Options	0	0	0	0	390	390
Futures	0	0	(2,836)	0	414	(2,422)
Swap Agreements	0	(142)	0	0	(2,631)	(2,773)

	$0	$(142)	$(2,836)	$0	$(1,897)	$(4,875)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,737)	$0	$(1,737)
Purchased Options	0	0	0	0	(155)	(155)
Written Options	0	0	73	77	(291)	(141)
Swap Agreements	0	126	81,018	0	0	81,144

	$0	$126	$81,091	$(1,660)	$(446)	$79,111

	$0	$(16)	$78,255	$(1,660)	$(2,343)	$74,236

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$294	$0	$565	$859
Swap Agreements	0	(680)	0	0	(2,700)	(3,380)

	$0	$(680)	$294	$0	$(2,135)	$(2,521)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,690	$0	$3,690
Purchased Options	0	0	0	0	139	139
Written Options	0	0	0	(33)	(1,117)	(1,150)
Swap Agreements	0	(35)	(30,785)	0	0	(30,820)

	$0	$(35)	$(30,785)	$3,657	$(978)	$(28,141)

	$0	$(715)	$(30,491)	$3,657	$(3,113)	$(30,662)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$153	$3,794	$3,947
Corporate Bonds & Notes
Banking & Finance	0	147,055	0	147,055
Industrials	0	92,567	0	92,567
Utilities	0	20,908	0	20,908
Municipal Bonds & Notes
California	0	3,107	0	3,107
U.S. Government Agencies	0	152,756	0	152,756
U.S. Treasury Obligations	0	74,800	0	74,800
Non-Agency Mortgage-Backed Securities	0	19,111	0	19,111
Asset-Backed Securities	0	77,154	0	77,154
Sovereign Issues	0	27,531	0	27,531
Short-Term Instruments
Certificates of Deposit	0	2,801	0	2,801
Repurchase Agreements	0	6,299	0	6,299
Japan Treasury Bills	0	28,785	0	28,785
U.S. Treasury Bills	0	21,842	0	21,842

	$0	$674,869	$3,794	$678,663

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$186,680	$0	$0	$186,680

Total Investments	$186,680	$674,869	$3,794	$865,343

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(5,753)	$0	$(5,753)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	13	527	0	540
Over the counter	0	12,527	0	12,527

	$13	$13,054	$0	$13,067

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(255)	(460)	0	(715)
Over the counter	0	(6,791)	0	(6,791)

	$(255)	$(7,251)	$0	$(7,506)

Total Financial Derivative Instruments	$(242)	$5,803	$0	$5,561

Totals	$186,438	$674,919	$3,794	$865,151

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 84.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

American Honda Finance Corp.
3.451% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,200	$1,198

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~		875	871

Toyota Motor Credit Corp.
3.177% (LIBOR03M + 0.580%) due 11/08/2019 «~		2,600	2,596

Total Loan Participations and Assignments (Cost $4,664)			4,665

CORPORATE BONDS & NOTES 11.5%

BANKING & FINANCE 7.6%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,200	1,220

Banco del Estado de Chile
4.125% due 10/07/2020		1,800	1,826

Bank of America Corp.
2.650% due 04/01/2019		11,900	11,900

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)	EUR	400	473

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$1,000	1,088
10.179% due 06/12/2021		2,800	3,171
14.000% due 06/15/2019 •(h)	GBP	700	935

Barclays PLC
3.200% due 08/10/2021		$1,100	1,101
4.063% (US0003M + 1.380%) due 05/16/2024 ~		3,400	3,302
4.610% due 02/15/2023 •		3,100	3,169
4.972% due 05/16/2029 •		1,400	1,450
6.500% due 09/15/2019 •(h)(i)	EUR	1,000	1,134
8.000% due 12/15/2020 •(h)(i)		400	484
8.000% due 06/15/2024 •(h)(i)		$2,000	2,047

Blackstone CQP Holdco LP
6.500% due 03/20/2021		2,100	2,100

Citigroup, Inc.
3.649% (US0003M + 1.023%) due 06/01/2024 ~		3,500	3,507
4.044% due 06/01/2024 •		1,000	1,034

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	1,400	1,631
6.625% due 06/29/2021 •(h)(i)		1,200	1,469
6.875% due 03/19/2020 (i)		2,900	3,466

Credit Suisse Group AG
7.500% due 07/17/2023 •(h)(i)		$1,600	1,647

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		600	605

Danske Bank A/S
3.657% (US0003M + 1.060%) due 09/12/2023 ~		1,400	1,344

Deutsche Bank AG
3.869% (US0003M + 1.230%) due 02/27/2023 ~		5,000	4,803
4.250% due 10/14/2021		4,500	4,525
5.000% due 02/14/2022		500	511

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,297

Ford Motor Credit Co. LLC
3.157% due 08/04/2020		$1,500	1,490
3.528% due 08/12/2019 •		7,400	7,397
3.532% (US0003M + 0.930%) due 09/24/2020 ~		2,900	2,889
3.797% (US0003M + 1.000%) due 01/09/2020 ~		2,100	2,100

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		1,800	1,817

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		$1,600	$1,600
3.400% due 03/08/2021		700	707
3.683% (US0003M + 1.000%) due 05/18/2024 ~		600	595
4.292% due 09/12/2026 •		1,300	1,343
4.300% due 03/08/2026		600	624
4.750% due 07/04/2029 •(h)(i)	EUR	800	881
5.875% due 09/28/2026 •(h)(i)	GBP	1,400	1,839
6.500% due 03/23/2028 •(h)(i)		$900	892

JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~		3,400	3,398
3.662% (US0003M + 0.890%) due 07/23/2024 ~		3,100	3,094
3.797% due 07/23/2024 •		1,200	1,233
6.221% (US0003M + 3.470%) due 04/30/2019 ~(h)		1,800	1,812

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~		2,300	2,301
4.050% due 08/16/2023		2,200	2,246
4.550% due 08/16/2028		2,100	2,179
7.000% due 06/27/2019 •(h)(i)	GBP	300	392
7.500% due 09/27/2025 •(h)(i)		$900	914

Morgan Stanley
4.179% (US0003M + 1.400%) due 10/24/2023 ~		400	406

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		1,000	977
3.447% (US0003M + 0.650%) due 07/13/2022 ~		1,700	1,672

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		2,400	2,370
4.519% due 06/25/2024 •		1,500	1,535
4.892% due 05/18/2029 •		1,900	1,975
5.076% due 01/27/2030 •		1,500	1,581

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,400	2,473

SL Green Realty Corp.
4.500% due 12/01/2022		3,100	3,208

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		400	395

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	480	630

UBS AG
5.125% due 05/15/2024 (i)		$3,300	3,375

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		400	400
3.634% (US0003M + 0.950%) due 08/15/2023 ~		2,200	2,191
4.125% due 09/24/2025		500	517

UniCredit SpA
6.572% due 01/14/2022		1,900	1,992
7.830% due 12/04/2023		5,400	6,018

Wells Fargo & Co.
6.381% (US0003M + 3.770%) due 06/15/2019 ~(h)		1,900	1,914

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,500	4,025

			140,636

INDUSTRIALS 2.2%

Allergan Funding SCS
3.450% due 03/15/2022		$1,500	1,514

Allergan Sales LLC
4.875% due 02/15/2021		233	240

BAT Capital Corp.
2.764% due 08/15/2022		700	689
3.564% (US0003M + 0.880%) due 08/15/2022 ~		1,200	1,196

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
3.579% due 07/23/2020		$1,700	$1,713
4.386% (US0003M + 1.650%) due 02/01/2024 ~		4,000	4,012
4.464% due 07/23/2022		500	518
4.908% due 07/23/2025		2,300	2,428

Daimler Finance North America LLC
3.400% due 02/22/2022		2,500	2,525

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~		3,600	3,600

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~		1,300	1,301

GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~		2,500	2,488

Imperial Brands Finance PLC
2.950% due 07/21/2020		1,900	1,895

INEOS Finance PLC
2.125% due 11/15/2025 (k)	EUR	2,000	2,168

Kraft Heinz Foods Co.
3.500% due 07/15/2022		$100	101

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		1,700	1,701

Micron Technology, Inc.
5.327% due 02/06/2029		1,700	1,750

Sands China Ltd.
5.125% due 08/08/2025		2,900	3,028
5.400% due 08/08/2028		2,200	2,312

SASOL Financing USA LLC
5.875% due 03/27/2024		900	956

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		680	677

Southern Co.
3.292% (US0003M + 0.700%) due 09/30/2020 ~		100	100

Tesco PLC
6.125% due 02/24/2022	GBP	100	145

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~		$500	500
3.650% due 08/16/2023		1,700	1,746
3.950% due 08/16/2025		400	416

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		1,700	1,679

			41,398

UTILITIES 1.7%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		5,600	5,625
3.737% (US0003M + 0.950%) due 07/15/2021 ~		4,200	4,251
3.777% (US0003M + 1.180%) due 06/12/2024 ~		3,700	3,672

BellSouth LLC
4.333% due 04/26/2021		5,900	5,906

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~		2,100	2,100

FirstEnergy Corp.
2.850% due 07/15/2022		800	795

Petrobras Global Finance BV
5.299% due 01/27/2025		106	108
5.999% due 01/27/2028		2,451	2,487

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~		2,500	2,478

Southern Power Co.
3.183% (US0003M + 0.550%) due 12/20/2020 ~		2,700	2,689

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Communications, Inc.
3.784% (US0003M + 1.100%) due 05/15/2025 ~	$1,600	$1,601

		31,712

Total Corporate Bonds & Notes (Cost $212,286)		213,746

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.0%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	153

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	126

University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	500	502

		781

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	300	394

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	450	502
7.750% due 01/01/2042	102	111

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	200	252

		1,259

IOWA 0.0%

Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	500	503

NEVADA 0.0%

Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	152

NEW YORK 0.1%

New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,214

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	500	500

Total Municipal Bonds & Notes (Cost $3,825)		4,409

U.S. GOVERNMENT AGENCIES 20.2%

Fannie Mae
2.310% due 08/01/2022	100	99
2.570% due 12/25/2036 •	17	17
2.836% due 07/25/2037 - 03/25/2044 •	99	99
2.866% due 07/25/2037 •	36	36
2.886% due 09/25/2035 •	82	82
2.896% due 09/25/2035 •	154	154
2.960% due 05/01/2022	3,722	3,767
3.155% due 05/01/2022	860	870
3.206% due 06/25/2037 •	226	229
3.216% due 06/25/2040 •	307	312
3.236% due 01/25/2040 •	592	602
3.413% due 05/01/2036 •	1	1
3.500% due 12/01/2047 - 08/01/2048	69,301	70,448

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.532% due 07/01/2044 •	$13	$13
3.750% due 07/25/2042	5,352	5,693
4.264% due 12/01/2036 •	5	5
4.337% due 08/01/2033 •	11	11
4.393% due 05/25/2035	7	7
4.420% due 09/01/2033 •	28	29
4.841% due 06/01/2033 •	108	113
4.860% due 01/01/2036 •	19	21
5.000% due 04/25/2033 - 04/01/2038	17	19
5.141% due 09/01/2034 •	2	3
5.500% due 03/01/2034 - 07/01/2035	104	114
6.000% due 08/01/2036 - 02/01/2038	113	124
6.500% due 10/01/2035 - 10/01/2036	156	172

Fannie Mae, TBA
3.500% due 05/01/2049	85,800	86,933
4.000% due 04/01/2049 - 05/01/2049	186,000	191,228

FDIC Structured Sale Guaranteed Notes
2.999% due 11/29/2037 •	87	87

Freddie Mac
3.054% due 06/15/2041 •	97	97
3.184% due 08/15/2037 •	138	140
3.194% due 10/15/2037 •	26	26
3.204% due 05/15/2037 - 09/15/2037 •	161	163
3.364% due 02/25/2045 •	14	14
4.500% due 03/01/2029	41	43
4.980% due 03/01/2034 •	53	55
5.500% due 08/15/2030 - 07/01/2038	30	33

Ginnie Mae
3.375% due 03/20/2027 •	1	1
3.500% due 11/20/2044 •	4,364	4,435
5.000% due 04/15/2036 - 09/15/2039	1,457	1,565

Ginnie Mae, TBA
5.000% due 05/01/2049	6,000	6,263

Small Business Administration
5.520% due 06/01/2024	64	67

Total U.S. Government Agencies (Cost $370,515)		374,190

U.S. TREASURY OBLIGATIONS 28.7%

U.S. Treasury Bonds
3.000% due 08/15/2048	600	623
3.000% due 02/15/2049 (k)	22,200	23,051
4.375% due 05/15/2040	8,200	10,455
4.625% due 02/15/2040	5,900	7,763

U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2021 (m)	6,797	6,745
0.125% due 01/15/2022 (m)	21,685	21,521
0.125% due 04/15/2022 (m)	120,366	119,167
0.125% due 07/15/2024	25,334	25,035
0.375% due 07/15/2027	4,630	4,599
0.500% due 01/15/2028	1,633	1,630
0.750% due 07/15/2028 (o)	70,992	72,641
0.875% due 01/15/2029	19,039	19,670
1.000% due 02/15/2048	17,352	17,764
1.750% due 01/15/2028	5,046	5,578
2.375% due 01/15/2025	4,006	4,451
2.375% due 01/15/2027 (o)	3,370	3,856
3.625% due 04/15/2028	156	198

U.S. Treasury Notes
1.750% due 05/15/2023	2,140	2,100
2.125% due 09/30/2021 (m)(o)	2,200	2,194
2.250% due 12/31/2023 (o)	6,300	6,304
2.625% due 02/15/2029	170,000	173,330
2.750% due 02/15/2024 (o)	4,700	4,811

Total U.S. Treasury Obligations (Cost $522,408)		533,486

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

American Home Mortgage Investment Trust
4.685% due 02/25/2045 •		$36	$37

Banc of America Funding Trust
4.633% due 05/25/2035 ~		40	42
4.660% due 01/20/2047 ^~		85	82

Bear Stearns Adjustable Rate Mortgage Trust
4.743% due 01/25/2034 ~		28	28
5.021% due 01/25/2034 ~		1	1

Bear Stearns ALT-A Trust
2.826% due 08/25/2036 ^•		1,858	1,991
4.262% due 09/25/2035 ^~		47	39
4.568% due 05/25/2035 ~		216	218

ChaseFlex Trust
2.786% due 07/25/2037 •		506	461

Citigroup Global Markets Mortgage Securities, Inc.
7.000% due 06/25/2033		2	2

Citigroup Mortgage Loan Trust
4.820% due 10/25/2035 •		12	12

Countrywide Alternative Loan Trust
2.606% due 06/25/2036 •		2,425	2,271
2.666% due 05/25/2047 •		256	249
2.698% due 03/20/2046 •		4,746	4,345
2.718% due 05/20/2046 ^•		111	91
3.957% due 08/25/2035 •		7,738	7,565
6.000% due 10/25/2033		11	11
6.000% due 12/25/2034		4,660	4,618
6.000% due 12/25/2035 ^		3,478	3,297

Countrywide Home Loan Mortgage Pass-Through Trust
4.263% due 02/20/2035 ~		76	76
4.592% due 02/20/2036 ^•		28	25

Credit Suisse Mortgage Capital Certificates
3.711% due 02/27/2037 ~		561	566

First Horizon Mortgage Pass-Through Trust
4.300% due 08/25/2035 ~		37	31

Grifonas Finance PLC
0.050% due 08/28/2039 •	EUR	183	188

GSMPS Mortgage Loan Trust
2.836% due 01/25/2036 •		$2,294	2,022

GSR Mortgage Loan Trust
3.591% due 06/25/2034 ~		42	41
4.445% due 11/25/2035 ^~		148	139
4.466% due 11/25/2035 ~		36	37
6.000% due 03/25/2037 ^		30	26

HarborView Mortgage Loan Trust
2.922% due 05/19/2035 •		1,283	1,247

Impac CMB Trust
3.486% due 07/25/2033 •		14	14

IndyMac Mortgage Loan Trust
2.676% due 09/25/2046 •		320	288
3.106% due 06/25/2034 •		146	146

JPMorgan Mortgage Trust
4.304% due 11/25/2035 ^~		101	94
4.482% due 08/25/2034 ~		526	542
4.687% due 07/25/2035 ~		720	743
5.750% due 01/25/2036 ^		32	25

Merrill Lynch Mortgage Investors Trust
2.696% due 02/25/2036 •		58	56
2.736% due 11/25/2035 •		24	22
4.185% due 12/25/2032 •		1	1
4.447% due 02/25/2035 ~		597	619

Prime Mortgage Trust
2.886% due 02/25/2034 •		7	7

Residential Accredit Loans, Inc. Trust
2.656% due 01/25/2037 •		2,447	2,258
2.671% due 08/25/2036 •		679	621

Structured Adjustable Rate Mortgage Loan Trust
4.291% due 08/25/2035 ~		53	53

Structured Asset Mortgage Investments Trust
2.732% due 07/19/2035 •		273	271

Thornburg Mortgage Securities Trust
4.044% due 06/25/2047 ^•		437	404

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	5,200	6,774

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
2.375% due 02/27/2034 •	$26	$26
2.776% due 10/25/2045 •	26	26
2.856% due 05/25/2034 •	2,098	1,914
3.397% due 02/25/2046 •	109	109
3.597% due 11/25/2042 •	16	15
3.785% due 07/25/2037 ^~	9,467	8,702
3.797% due 08/25/2042 •	10	9

Washington Mutual Mortgage Pass-Through Certificates Trust
3.227% due 11/25/2046 •	8,512	7,797

Wells Fargo Mortgage-Backed Securities Trust
4.704% due 07/25/2036 ^~	502	506
4.954% due 03/25/2036 ~	60	61
4.988% due 01/25/2035 ~	42	43

Total Non-Agency Mortgage-Backed Securities (Cost $56,459)		61,904

ASSET-BACKED SECURITIES 8.4%

ACE Securities Corp. Home Equity Loan Trust
2.616% due 12/25/2036 •	6,068	3,914

Allegro CLO Ltd.
3.971% due 01/30/2026 •	567	567

Argent Securities Trust
2.756% due 05/25/2036 •	6,589	2,483

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.866% due 02/25/2036 •	1,464	1,132

Asset-Backed Securities Corp. Home Equity Loan Trust
3.446% due 07/25/2035 •	300	300

Bayview Financial Asset Trust
2.936% due 03/25/2037 •	685	666

Bear Stearns Asset-Backed Securities Trust
3.436% due 10/25/2037 •	2,605	2,549
3.860% due 10/25/2036 ~	324	229

CIFC Funding Ltd.
3.631% due 10/25/2027 •	2,200	2,191

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •	2,878	2,911

Citigroup Mortgage Loan Trust, Inc.
2.746% due 03/25/2037 •	1,387	1,256

Countrywide Asset-Backed Certificates
2.616% due 12/25/2036 ^•	2,112	1,961
2.626% due 05/25/2037 •	4,171	3,978
2.626% due 07/25/2037 ^•	6,023	5,361
2.626% due 06/25/2047 ^•	1,199	1,077
2.636% due 04/25/2047 ^•	345	336
2.736% due 06/25/2047 •	1,600	1,503
2.746% due 12/25/2036 ^•	5,200	5,041

Countrywide Asset-Backed Certificates Trust
2.636% due 02/25/2037 •	132	132
2.646% due 03/25/2037 •	354	351

Credit Suisse First Boston Mortgage Securities Corp.
3.106% due 01/25/2032 •	7	7

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	1,897	1,909

Credit-Based Asset Servicing & Securitization Trust
2.736% due 07/25/2036 •	2,000	1,928

First NLC Trust
2.976% due 02/25/2036 •	14,622	9,910

Fremont Home Loan Trust
2.546% due 01/25/2037 •	8	5

Halcyon Loan Advisors Funding Ltd.
3.861% due 10/22/2025 •	629	629

HSI Asset Securitization Corp. Trust
2.636% due 12/25/2036 •	10,056	7,946

JPMorgan Mortgage Acquisition Trust
2.621% due 07/25/2036 •	1,622	1,305
2.696% due 03/25/2037 •	1,735	1,733

Long Beach Mortgage Loan Trust
3.046% due 10/25/2034 •	12	12
3.246% due 08/25/2045 •	4,391	4,422

MASTR Asset-Backed Securities Trust
2.586% due 11/25/2036 •	10,906	7,447

Morgan Stanley ABS Capital, Inc. Trust
2.616% due 02/25/2037 •	3,718	3,415
2.636% due 06/25/2036 •	2,188	1,438

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.666% due 02/25/2037 •		$1,737	$789
2.701% due 03/25/2037 •		10,978	5,462
2.716% due 09/25/2036 •		952	551

Mountain Hawk CLO Ltd.
3.980% due 04/18/2025 •		952	952

Navient Private Education Loan Trust
2.884% due 12/16/2058 •		471	472

OHA Credit Partners Ltd.
3.771% due 10/20/2025		287	288

OHA Loan Funding Ltd.
4.122% due 01/23/2027 •		1,000	1,001

RAAC Trust
2.966% due 03/25/2037 •		441	443

Residential Asset Securities Corp. Trust
2.926% due 12/25/2035 •		10,019	9,659
2.956% due 11/25/2035 •		13,000	12,430

Santander Drive Auto Receivables Trust
2.629% due 11/15/2019		354	354

Saxon Asset Securities Trust
2.936% due 11/25/2037 •		3,580	3,444

Securitized Asset-Backed Receivables LLC Trust
2.576% due 05/25/2037 •		14,628	9,282
2.736% due 05/25/2036 •		3,455	2,224

SLM Private Education Loan Trust
5.734% due 05/16/2044 •		34	34

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	115	129

Soundview Home Loan Trust
3.326% due 08/25/2035 ^•		$2,989	2,739
3.566% due 07/25/2035 •		3,290	3,329

Structured Asset Investment Loan Trust
2.636% due 09/25/2036 •		1,281	1,230

Structured Asset Securities Corp. Mortgage Loan Trust
2.806% due 05/25/2037 •		345	344
2.826% due 02/25/2036 •		1,906	1,911
3.140% due 04/25/2031		4,830	4,689

Telos CLO Ltd.
3.723% due 04/17/2028 •		2,700	2,688

TICP CLO Ltd.
3.601% due 04/20/2028 •		1,800	1,787

Venture CLO Ltd.
3.607% due 04/15/2027 •		9,600	9,550

Total Asset-Backed Securities (Cost $143,809)			155,825

SOVEREIGN ISSUES 4.3%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		6,550	3,807
5.875% due 01/11/2028		3,100	2,387
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,923	88
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		69,713	1,794

Brazil Government International Bond
5.625% due 02/21/2047		$2,300	2,290

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (g)	BRL	17,553	5,294
6.000% due 05/15/2055 (g)		13,404	4,313

Export-Import Bank of Korea
4.000% due 01/29/2021		$2,200	2,247

Israel Government International Bond
4.125% due 01/17/2048		700	726

Japan Government International Bond
0.000% due 03/10/2028 (g)	JPY	4,334,179	40,808

Peru Government International Bond
5.940% due 02/12/2029	PEN	4,900	1,555
6.350% due 08/12/2028		18,550	6,056
8.200% due 08/12/2026		8,200	2,969

Province of Ontario
1.650% due 09/27/2019		$900	896

Qatar Government International Bond
5.250% due 01/20/2020		1,600	1,630

Saudi Government International Bond
4.000% due 04/17/2025		1,500	1,539
5.000% due 04/17/2049		800	830

Total Sovereign Issues (Cost $83,051)			79,229

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(c)		40,000	$0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.3%

CERTIFICATES OF DEPOSIT 0.6%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$7,800	7,813

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		2,500	2,501

			10,314

COMMERCIAL PAPER 0.3%

Energy Transfer Partners
3.200% due 04/22/2019		5,900	5,888

REPURCHASE AGREEMENTS (j) 1.6%
			29,985

ARGENTINA TREASURY BILLS 0.0%
44.492% due 04/12/2019 - 06/28/2019 (d)(e)	ARS	15,947	405

JAPAN TREASURY BILLS 3.2%
(0.150)% due 04/15/2019 (e)(f)	JPY	6,500,000	58,652

U.S. TREASURY BILLS 1.6%
2.417% due 04/11 /2019 (d)(e)(m)(o)		$30,129	30,109

Total Short-Term Instruments (Cost $136,555)			135,353

Total Investments in Securities (Cost $1,533,572)			1,562,807

		SHARES
INVESTMENTS IN AFFILIATES 32.8%

SHORT-TERM INSTRUMENTS 32.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 32.8%

PIMCO Short Asset Portfolio		24,305,592	241,816

PIMCO Short-Term Floating NAV Portfolio III		37,088,132	366,765

Total Short-Term Instruments (Cost $609,844)			608,581

Total Investments in Affiliates (Cost $609,844)			608,581

Total Investments 117.0% (Cost $2,143,416)			$2,171,388

Financial Derivative Instruments (l)(n) 0.7% (Cost or Premiums, net $6,853)			13,561

Other Assets and Liabilities, net (17.7)%			(328,806)

Net Assets 100.0%			$1,856,143

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.500%	03/29/2019	04/01/2019	$	16,600	U.S. Treasury Notes 2.000% due 10/31/2022	$(16,947)	$16,600	$16,603
BOS	2.900	03/28/2019	04/04/2019		1,779	U.S. Treasury Notes 2.875% due 08/15/2028	(1,775)	1,779	1,779
FICC	2.000	03/29/2019	04/01/2019		382	U.S. Treasury Notes 1.125% due 06/30/2021	(392)	382	382
MEI	1.710	03/07/2019	04/08/2019	CAD	15,000	Canada Government International Bond 2.750% due 12/01/2048	(11,806)	11,224	11,237

Total Repurchase Agreements							$(30,920)	$29,985	$30,001

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JML	(1.900)%	03/07/2019	TBD	(3)	EUR (1,908)	$(2,137)

Total Reverse Repurchase Agreements						$(2,137)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	2.050%	03/29/2019	04/01/2019	$(16,581)	$(16,584)

Total Sale-Buyback Transactions					$(16,584)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (0.4)%
Fannie Mae, TBA	5.000%	04/01/2049		$6,000	$(6,290)	$(6,345)

U.S. Treasury Obligations (0.1)%
U.S. Treasury Notes	2.875	08/15/2028		1,700	(1,716)	(1,774)

Sovereign Issues (0.6)%
Canadian Government Bond	2.750	12/01/2048	CAD	13,100	(11,178)	(11,776)

Total Short Sales (1.1)%					$(19,184)	$(19,895)

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$16,603	$0	$0	$0	$16,603	$(16,947)	$(344)
BOS	1,779	0	0	0	1,779	(1,775)	4
FICC	382	0	0	0	382	(392)	(10)
JML	0	(2,137)	0	0	(2,137)	2,168	31
MEI	11,237	0	0	0	11,237	(11,245)	(8)

Master Securities Forward Transaction Agreement
BCY	0	0	(16,584)	0	(16,584)	16,614	30
NOM	0	0	0	(1,774)	(1,774)	0	(1,774)
TDM	0	0	0	(11,776)	(11,776)	0	(11,776)

Total Borrowings and Other Financing Transactions	$30,001	$(2,137)	$(16,584)	$(13,550)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,137)	$(2,137)

Total	$0	$0	$0	$(2,137)	$(2,137)

Sale-Buyback Transactions
U.S. Treasury Obligations	(16,584)	0	0	0	(16,584)

Total	$(16,584)	$0	$0	$0	$(16,584)

Total Borrowings	$(16,584)	$0	$0	$(2,137)	$(18,721)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(18,721)

(k)	Securities with an aggregate market value of $18,782 and cash of $561 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(10,220) at a weighted average interest rate of 0.981%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $96 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$110.000	05/24/2019	845	$845	$7	$1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.000	05/24/2019	1,649	1,649	14	2
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	275	275	3	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.000	05/24/2019	237	237	2	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.750	05/24/2019	2,757	5,514	23	2

Total Purchased Options					$49	$5

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar September Futures	09/2020	847	$207,176	$1,440	$0	$(169)
E-mini S&P 500 Index June Futures	06/2019	1,431	203,045	2,642	1,096	(6)
Euro-Bobl June Futures	06/2019	299	44,656	381	14	(54)
Euro-Bund 10-Year Bond June Futures	06/2019	152	28,362	106	0	(43)
U.S. Treasury 2-Year Note June Futures	06/2019	2,708	577,058	(385)	0	(458)
U.S. Treasury 5-Year Note June Futures	06/2019	3,992	462,386	4,314	0	(905)
U.S. Treasury 10-Year Note June Futures	06/2019	3,950	490,664	5,877	0	(1,111)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	256	43,008	1,412	0	(96)

				$15,787	$1,110	$(2,842)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	12/2020	1,759	$(430,317)	$(1,453)	$330	$0
90-Day Eurodollar March Futures	03/2020	5,266	(1,286,023)	(9,584)	987	0
90-Day Eurodollar September Futures	09/2021	847	(207,240)	(1,675)	127	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	172	(241)	(70)	46	0
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	172	(79)	42	2	(4)
U.S. Treasury 30-Year Bond June Futures	06/2019	967	(144,718)	(3,690)	363	0
United Kingdom Long Gilt June Futures	06/2019	2	(337)	(6)	0	0

				$(16,436)	$1,855	$(4)

Total Futures Contracts				$(649)	$2,965	$(2,846)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Reference Entity										Asset	Liability
Deutsche Bank AG	1.000%	Quarterly	06/20/2019	0.433%	EUR	3,000	$(9)	$15	$6	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Index/Tranches									Asset	Liability
CDX.IG-23 5-Year Index	1.000%	Quarterly	12/20/2019	$	400	$6	$(4)	$2	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	95,500	$(12)	$(1,497)	$(1,509)	$4	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	14,100	(267)	1,299	1,032	0	(160)
Receive(5)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019	$	162,200	0	0	0	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019		205,200	(399)	311	(88)	46	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		26,300	(218)	49	(169)	17	0
Receive(5)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		94,100	(321)	(273)	(594)	64	0
Receive(5)	3-Month USD-LIBOR	2.320	Semi-Annual	03/31/2021		58,000	0	49	49	61	0
Pay(5)	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021		201,300	0	(352)	(352)	0	(255)
Receive(5)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		437,000	(15)	(3,220)	(3,235)	209	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		8,300	312	(257)	55	16	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		163,200	0	5,017	5,017	0	(340)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		77,100	(816)	2,744	1,928	0	(163)
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		99,400	153	338	491	0	(83)
Receive(5)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		131,100	0	(1,853)	(1,853)	283	0

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025	$	169,000	$(17)	$(7,198)	$(7,215)	$403	$0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		52,700	0	(2,268)	(2,268)	126	0
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2025		183,200	11,411	(8,970)	2,441	452	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,400	2	(1)	1	3	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		70,200	(153)	(360)	(513)	23	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		23,000	(364)	(12)	(376)	66	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	01/31/2028		123,700	2	(1,012)	(1,010)	305	0
Pay(5)	3-Month USD-LIBOR	3.427	Semi-Annual	10/12/2028		116,700	0	4,432	4,432	0	(63)
Receive(5)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		75,100	(932)	(2,794)	(3,726)	190	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036		127,000	(444)	8,167	7,723	0	(302)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		94,500	565	(7,597)	(7,032)	241	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		1,400	(60)	109	49	0	(4)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		11,800	1,349	(1,135)	214	35	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		24,200	0	(2,400)	(2,400)	82	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048		10,700	0	(1,180)	(1,180)	36	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		29,400	(694)	(1,740)	(2,434)	100	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025	EUR	3,500	55	(150)	(95)	9	0
Pay(5)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		28,100	(426)	2,031	1,605	0	(231)
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		9,100	(142)	(1,016)	(1,158)	170	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	367,500	799	1,953	2,752	15	0
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020		5,300	(128)	82	(46)	0	0
Receive(5)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		367,500	25	(789)	(764)	0	(37)
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		15,900	(878)	252	(626)	0	(2)
Pay(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		14,400	105	374	479	0	(2)
Receive(5)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		4,800	(54)	(243)	(297)	10	0
Receive(5)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		20,200	(231)	(1,025)	(1,256)	43	0
Receive(5)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		24,900	157	(1,528)	(1,371)	75	0
Receive(5)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		20,400	0	(1,243)	(1,243)	61	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		4,100	66	(255)	(189)	32	0
Pay(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	44,650,000	1,284	1,824	3,108	159	0
Receive(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		17,760,000	(378)	(2,245)	(2,623)	0	(130)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		7,870,000	17	1,040	1,057	61	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		22,970,000	2,304	2,240	4,544	190	0
Pay	6-Month JPY-LIBOR	0.338	Semi-Annual	11/12/2028		5,000	0	1	1	0	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		690,000	0	(519)	(519)	0	(38)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		2,070,000	132	(1,332)	(1,200)	0	(114)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		530,000	0	(382)	(382)	0	(30)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		7,762,000	(224)	(4,825)	(5,049)	0	(434)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		1,070,000	1,116	(1,118)	(2)	0	(121)
Receive	CPTFEMU	0.740	Maturity	01/15/2020	EUR	9,200	80	10	90	0	(7)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		3,050	(4)	(227)	(231)	9	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		3,050	8	458	466	0	(23)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	23,300	(3)	158	155	0	(52)
Pay	UKRPI	3.593	Maturity	11/15/2028		4,200	0	102	102	0	(8)
Pay	UKRPI	3.595	Maturity	11/15/2028		15,000	180	191	371	0	(30)
Pay	UKRPI	3.603	Maturity	11/15/2028		4,200	0	109	109	0	(8)

							$12,942	$(27,676)	$(14,734)	$3,596	$(2,637)

Total Swap Agreements							$12,939	$(27,665)	$(14,726)	$3,597	$(2,637)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$5	$2,965	$3,597	$6,567	$0	$(2,846)	$(2,637)	$(5,483)

(m)

Securities with an aggregate market value of $31,664 and cash of $2,595 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	20,056		$14,845	$24	$0

BOA	04/2019	JPY	263,000		2,381	8	0
	04/2019		$30,161	EUR	26,799	0	(100)
	05/2019	EUR	26,799		$30,240	99	0
	05/2019		$14,246	ZAR	192,523	0	(962)

BPS	04/2019	ARS	18,250		$464	43	0
	04/2019	JPY	6,906,400		64,079	1,715	(17)
	04/2019		$420	ARS	18,250	1	0
	04/2019		8,981	CNH	60,371	0	(2)
	05/2019	ARS	3,381		$73	0	(1)
	06/2019	TWD	582,475		18,951	20	0

BRC	04/2019	JPY	2,583,230		23,367	60	0
	06/2019	EUR	1,142	TRY	7,381	0	(44)

CBK	04/2019	AUD	1,552		$1,105	3	0
	04/2019	BRL	32,981		8,464	40	0
	04/2019	GBP	17,039		22,440	248	0
	04/2019	JPY	290,000		2,634	18	0
	04/2019	MXN	244		13	0	0
	04/2019		$6	ARS	266	0	0
	04/2019		8,533	BRL	32,981	0	(110)
	04/2019		1,061	EUR	939	0	(8)
	04/2019		43,204	JPY	4,765,730	0	(204)
	05/2019	BRL	32,981		$8,518	111	0
	05/2019	JPY	4,765,730		43,325	191	0
	05/2019		$13	MXN	244	0	0
	06/2019	EUR	808	TRY	5,224	0	(30)
	06/2019	TRY	15,287	EUR	2,360	85	0

FBF	04/2019	CNH	1,105		$157	0	(7)

GLM	04/2019	ARS	15,988		369	0	0
	04/2019		$368	ARS	15,987	2	(1)
	04/2019		1,854	EUR	1,637	0	(17)
	05/2019	ARS	15,208		$332	0	(2)
	05/2019		$117	ARS	5,198	0	(3)
	06/2019	KRW	5,095,850		$4,546	57	0

HUS	04/2019	ARS	1,119		26	1	0
	04/2019	CAD	27,842		21,100	265	0
	04/2019	CNH	59,266		8,821	5	0
	04/2019		$76	ARS	3,389	1	0
	04/2019		13	MXN	244	0	0
	05/2019		50	ARS	2,289	0	(1)
	06/2019		8,818	CNH	59,266	0	(5)
	11/2019		38,196		258,795	246	0
	01/2021	BRL	1,770		$273	0	(152)

JPM	04/2019	EUR	29,375		33,531	579	0
	04/2019	JPY	1,223,100		11,006	14	(43)
	05/2019		$17,510	NOK	150,965	23	0
	11/2019	CNH	39,557		$5,655	0	(221)

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

MSB	05/2019		$81	ARS	3,422	$0	$(5)
	06/2019	EUR	410	TRY	2,656	0	(15)

MYI	04/2019	JPY	393,000		$3,554	0	0
	05/2019	ZAR	79,496		5,551	66	0

NGF	11/2019	CNH	111,324		15,908	0	(628)

RYL	04/2019	CAD	14,998		11,175	0	(49)
SCX	04/2019	BRL	32,981		8,807	384	0
	04/2019	JPY	393,000		3,559	13	0
	04/2019		$8,464	BRL	32,981	0	(40)
	04/2019		22,558	GBP	17,039	0	(365)
	05/2019	GBP	17,039		$22,592	365	0
	06/2019	HKD	1,209		155	0	0
	11/2019	CNH	107,914		15,415	0	(615)

SOG	04/2019		$2,023	TRY	11,022	0	(87)
	05/2019	RUB	7,286		$110	0	(1)

SSB	04/2019		$11,132	CAD	14,887	8	0
	05/2019	ZAR	111,520		$7,849	154	0

UAG	04/2019		$20,821	CAD	27,953	97	0
	05/2019	CAD	27,953		$20,837	0	(97)

Total Forward Foreign Currency Contracts						$4,946	$(3,832)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	24,591	$105	$96

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	21,024	84	82

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	17,983	149	92

						$338	$270

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	184,200	$1,473	$2,093
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	190,700	1,119	1,520
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	39,800	1,600	204
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	12,500	608	144

							$4,800	$3,961

Total Purchased Options							$5,138	$4,231

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	12,106	$(201)	$(608)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	35,966	(156)	(83)

						$(357)	$(691)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	380,500	$(1,822)	$(3,264)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	233,400	(1,133)	(2,099)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019%	06/21/2021	800,000	$(3,760)	$(7,218)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	289,100	(1,602)	(45)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	97,200	(1,473)	(2,176)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	100,700	(1,119)	(1,592)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	12,500	(384)	(58)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	12,500	(224)	(21)

							$(11,517)	$(16,473)

Total Written Options							$(11,874)	$(17,164)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EUR	1,750	$324	$(123)	$201	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		1,000	184	(69)	115	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		1,050	200	(80)	120	0

								$708	$(272)	$436	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$1,900	$3	$1	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$517	$(107)	$70	$0	$(37)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	27,400	$(3)	$(49)	$0	$(52)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	S&P 500 Total Return Index	8,546	2.765% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/08/2019	$47,486	$0	$821	$821	$0
	Receive	S&P 500 Total Return Index	2,345	2.973% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/16/2019	12,180	0	1,029	1,029	0
	Receive	S&P 500 Total Return Index	5,040	2.670% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/11/2020	28,549	0	(187)	0	(187)

BPS	Receive	S&P 500 Total Return Index	9,283	2.616% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/24/2019	49,540	0	2,831	2,831	0
	Receive	S&P 500 Total Return Index	13,217	2.983% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/24/2019	68,646	0	5,800	5,800	0
	Receive	S&P 500 Total Return Index	16,543	2.695% (3-Month USD-LIBOR plus a specified spread)	Quarterly	12/04/2019	91,921	0	1,593	1,593	0

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	S&P 500 Total Return Index	6,274	2.625% (3-Month USD-LIBOR plus a specified spread)	Quarterly	01/09/2020	$35,371	$0	$134	$134	$0

CBK	Receive	S&P 500 Total Return Index	7,869	2.710% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/18/2020	44,364	0	167	167	0

FAR	Receive	S&P 500 Total Return Index	4,849	2.664% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/24/2019	25,478	0	1,876	1,876	0
	Receive	S&P 500 Total Return Index	50,419	2.872% (3-Month USD-LIBOR plus a specified spread)	Maturity	08/22/2019	282,749	0	(2,266)	0	(2,266)
	Receive	S&P 500 Total Return Index	7,760	2.755% (3-Month USD-LIBOR plus a specified spread)	Quarterly	11/20/2019	43,118	0	745	745	0
	Receive	S&P 500 Total Return Index	50,419	2.902% (3-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	282,749	0	(2,324)	0	(2,324)

GST	Receive	S&P 500 Total Return Index	4,676	2.868% (3-Month USD-LIBOR plus a specified spread)	Quarterly	07/15/2019	25,174	0	1,201	1,201	0
	Receive	S&P 500 Total Return Index	3,310	2.953% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/16/2019	17,191	0	1,454	1,454	0
	Receive	S&P 500 Total Return Index	6,778	3.058% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/16/2019	35,204	0	2,969	2,969	0
	Receive	S&P 500 Total Return Index	4,678	2.888% (3-Month USD-LIBOR plus a specified spread)	Quarterly	01/15/2020	25,174	0	1,200	1,200	0
	Receive	S&P 500 Total Return Index	8,696	2.830% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/12/2020	49,258	0	(322)	0	(322)

SOG	Receive	S&P 500 Total Return Index	70,894	2.751% (3-Month USD-LIBOR plus a specified spread)	Maturity	07/11/2019	386,243	0	7,024	7,024	0

UAG	Receive	S&P 500 Total Return Index	9,440	2.695% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/16/2019	53,221	0	200	200	0

								$0	$23,945	$29,044	$(5,099)

Total Swap Agreements								$601	$23,695	$29,484	$(5,188)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$24	$0	$0	$24	$0	$0	$0	$0	$24	$0	$24
BOA	107	0	1,850	1,957	(1,062)	0	(224)	(1,286)	671	(4,240)	(3,569)
BPS	1,779	0	10,559	12,338	(20)	0	0	(20)	12,318	(10,250)	2,068
BRC	60	0	0	60	(44)	0	0	(44)	16	268	284
CBK	696	0	282	978	(352)	(608)	0	(960)	18	524	542
DUB	0	0	0	0	0	(3,264)	0	(3,264)	(3,264)	2,989	(275)
FAR	0	0	2,621	2,621	0	0	(4,590)	(4,590)	(1,969)	6,237	4,268
FBF	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
GLM	59	0	0	59	(23)	(2,099)	(52)	(2,174)	(2,115)	2,118	3
GST	0	0	6,824	6,824	0	0	(322)	(322)	6,502	(11,350)	(4,848)
HUS	518	96	124	738	(158)	0	0	(158)	580	(720)	(140)
JPM	616	0	0	616	(264)	0	0	(264)	352	(300)	52
MSB	0	0	0	0	(20)	0	0	(20)	(20)	0	(20)
MYC	0	3,961	0	3,961	0	(11,110)	0	(11,110)	(7,149)	6,955	(194)
MYI	66	82	0	148	0	0	0	0	148	0	148

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	51

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
NGF	$0	$0	$0	$0	$(628)	$0	$0	$(628)	$(628)	$(4,741)	$(5,369)
RYL	0	0	0	0	(49)	0	0	(49)	(49)	(130)	(179)
SCX	762	92	0	854	(1,020)	(83)	0	(1,103)	(249)	68	(181)
SOG	0	0	7,024	7,024	(88)	0	0	(88)	6,936	(4,230)	2,706
SSB	162	0	0	162	0	0	0	0	162	(50)	112
UAG	97	0	200	297	(97)	0	0	(97)	200	99	299

Total Over the Counter	$4,946	$4,231	$29,484	$38,661	$(3,832)	$(17,164)	$(5,188)	$(26,184)

(o)

Securities with an aggregate market value of $20,673 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$5	$5
Futures	0	0	1,096	0	1,869	2,965
Swap Agreements	0	1	0	0	3,596	3,597

	$0	$1	$1,096	$0	$5,470	$6,567

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,946	$0	$4,946
Purchased Options	0	0	0	270	3,961	4,231
Swap Agreements	0	440	29,044	0	0	29,484

	$0	$440	$29,044	$5,216	$3,961	$38,661

	$0	$441	$30,140	$5,216	$9,431	$45,228

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$6	$0	$2,840	$2,846
Swap Agreements	0	0	0	0	2,637	2,637

	$0	$0	$6	$0	$5,477	$5,483

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,832	$0	$3,832
Written Options	0	0	0	691	16,473	17,164
Swap Agreements	0	37	5,099	0	52	5,188

	$0	$37	$5,099	$4,523	$16,525	$26,184

	$0	$37	$5,105	$4,523	$22,002	$31,667

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(297)	$(297)
Written Options	0	0	0	0	1,185	1,185
Futures	0	0	(3,979)	0	13,915	9,936
Swap Agreements	0	20	0	0	2,211	2,231

	$0	$20	$(3,979)	$0	$17,014	$13,055

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,164	$0	$3,164
Purchased Options	0	0	0	(462)	2,665	2,203
Written Options	0	231	147	3,251	(1,193)	2,436
Swap Agreements	0	(24)	137,805	0	0	137,781

	$0	$207	$137,952	$5,953	$1,472	$145,584

	$0	$227	$133,973	$5,953	$18,486	$158,639

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(43)	$(43)
Futures	0	0	5,206	0	(5,988)	(782)
Swap Agreements	0	16	0	0	(30,719)	(30,703)

	$0	$16	$5,206	$0	$(36,750)	$(31,528)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$598	$0	$598
Purchased Options	0	0	0	(3)	3,031	3,028
Written Options	0	0	0	(197)	(5,929)	(6,126)
Swap Agreements	0	(249)	(33,684)	0	(110)	(34,043)

	$0	$(249)	$(33,684)	$398	$(3,008)	$(36,543)

	$0	$(233)	$(28,478)	$398	$(39,758)	$(68,071)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	53

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$871	$3,794	$4,665
Corporate Bonds & Notes
Banking & Finance	0	140,636	0	140,636
Industrials	0	41,398	0	41,398
Utilities	0	31,712	0	31,712
Municipal Bonds & Notes
California	0	781	0	781
Illinois	0	1,259	0	1,259
Iowa	0	503	0	503
Nevada	0	152	0	152
New York	0	1,214	0	1,214
West Virginia	0	500	0	500
U.S. Government Agencies	0	374,190	0	374,190
U.S. Treasury Obligations	0	533,486	0	533,486
Non-Agency Mortgage-Backed Securities	0	61,904	0	61,904
Asset-Backed Securities	0	155,825	0	155,825
Sovereign Issues	0	79,229	0	79,229
Short-Term Instruments
Certificates of Deposit	0	10,314	0	10,314
Commercial Paper	0	5,888	0	5,888
Repurchase Agreements	0	29,985	0	29,985
Argentina Treasury Bills	0	405	0	405
Japan Treasury Bills	0	58,652	0	58,652
U.S. Treasury Bills	0	30,109	0	30,109

	$0	$1,559,013	$3,794	$1,562,807

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$608,581	$0	$0	$608,581

Total Investments	$608,581	$1,559,013	$3,794	$2,171,388

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(11,776)	$0	$(11,776)
U.S. Government Agencies	0	(6,345)	0	(6,345)
U.S. Treasury Obligations	0	(1,774)	0	(1,774)

	$0	$(19,895)	$0	$(19,895)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,965	3,602	0	6,567
Over the counter	0	38,661	0	38,661

	$2,965	$42,263	$0	$45,228

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,846)	(2,637)	0	(5,483)
Over the counter	0	(26,184)	0	(26,184)

	$(2,846)	$(28,821)	$0	$(31,667)

Total Financial Derivative Instruments	$119	$13,442	$0	$13,561

Totals	$608,700	$1,552,560	$3,794	$2,165,054

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged)

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 152.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~		$3,072	$3,056

Klockner-Pentaplast of America, Inc.
6.749% (LIBOR03M + 4.250%) due 06/30/2022 ~		2,463	2,176

Total Loan Participations and Assignments (Cost $5,515)			5,232

CORPORATE BONDS & NOTES 14.0%

BANKING & FINANCE 11.8%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,400	1,424

Banco del Estado de Chile
4.125% due 10/07/2020		418	424

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)	EUR	100	115

Bank of America Corp.
2.650% due 04/01/2019		$1,474	1,474
3.389% (US0003M + 0.790%) due 03/05/2024 ~		44	44
3.667% (US0003M + 0.870%) due 04/01/2019 ~		330	330

Barclays PLC
3.200% due 08/10/2021		800	801
4.063% (US0003M + 1.380%) due 05/16/2024 ~		3,800	3,690
4.610% due 02/15/2023 •		1,100	1,125
8.000% due 06/15/2024 •(h)(i)		300	307

Blackstone CQP Holdco LP
6.500% due 03/20/2021		462	462

BPCE S.A.
2.500% due 07/15/2019		1,772	1,771

Citigroup, Inc.
3.649% (US0003M + 1.023%) due 06/01/2024 ~		858	860

Credit Suisse Group AG
7.250% due 09/12/2025 •(h)(i)		264	265

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		484	488

Deutsche Bank AG
3.869% (US0003M + 1.230%) due 02/27/2023 ~		1,188	1,141
4.250% due 10/14/2021		1,254	1,261

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	286	337

Ford Motor Credit Co. LLC
3.528% due 08/12/2019 ~•		$1,958	1,957
3.532% (US0003M + 0.930%) due 09/24/2020		550	548
5.345% (US0003M + 2.550%) due 01/07/2021 ~		200	202

General Motors Financial Co., Inc.
4.064% (US0003M + 1.270%) due 10/04/2019 ~		792	795

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		418	422

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		352	352
3.400% due 03/08/2021		308	311
3.683% (US0003M + 1.000%) due 05/18/2024 ~		200	198
4.295% (US0003M + 1.500%) due 01/05/2022 ~		264	270
4.300% due 03/08/2026		220	229
5.875% due 09/28/2026 •(h)(i)	GBP	264	347
6.250% due 03/23/2023 •(h)(i)		$396	396

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~		$726	$726
3.662% (US0003M + 0.890%) due 07/23/2024 ~		638	637
3.797% due 07/23/2024 •		242	249
6.221% (US0003M + 3.470%) due 04/30/2019 ~(h)		330	332

Lloyds Banking Group PLC
4.050% due 08/16/2023		3,000	3,062
4.550% due 08/16/2028		2,800	2,905
7.500% due 09/27/2025 •(h)(i)		500	508

Nationwide Building Society
4.363% due 08/01/2024 •		374	380

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		800	781
3.447% (US0003M + 0.650%) due 07/13/2022 ~		1,300	1,278

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		1,800	1,778
4.519% due 06/25/2024 •		1,100	1,126
7.500% due 08/10/2020 •(h)(i)		200	204

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		440	453

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	108	142

UBS AG
5.125% due 05/15/2024 (i)		$462	473
7.625% due 08/17/2022 (i)		363	400

UBS Group Funding Switzerland AG
3.634% (US0003M + 0.950%) due 08/15/2023 ~		200	199

UniCredit SpA
7.830% due 12/04/2023		990	1,103

Wells Fargo & Co.
3.221% (US0003M + 0.460%) due 04/22/2019 ~		836	836

			39,918

INDUSTRIALS 0.7%

Allergan Funding SCS
3.450% due 03/15/2022		220	222

Allergan Sales LLC
4.875% due 02/15/2021		31	32

BAT Capital Corp.
2.764% due 08/15/2022		198	195
3.564% (US0003M + 0.880%) due 08/15/2022 ~		330	329

Campbell Soup Co.
3.241% (US0003M + 0.630%) due 03/15/2021 ~		88	88
3.300% due 03/15/2021		132	133

Charter Communications Operating LLC
4.464% due 07/23/2022		66	68
4.908% due 07/23/2025		132	139

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~		264	264

Kraft Heinz Foods Co.
3.500% due 07/15/2022		22	22
5.000% due 07/15/2035		22	22
5.200% due 07/15/2045		22	21

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		396	396

SASOL Financing USA LLC
5.875% due 03/27/2024		200	212

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		156	156

			2,299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 1.5%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	$1,166	$1,171
3.737% (US0003M + 0.950%) due 07/15/2021 ~	880	891
3.777% (US0003M + 1.180%) due 06/12/2024 ~	726	721

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~	528	528

Petrobras Global Finance BV
5.299% due 01/27/2025	23	24
5.999% due 01/27/2028	565	573

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~	638	632

Verizon Communications, Inc.
3.376% due 02/15/2025	93	94
3.784% (US0003M + 1.100%) due 05/15/2025 ~	396	396

		5,030

Total Corporate Bonds & Notes (Cost $46,891)		47,247

MUNICIPAL BONDS & NOTES 0.4%

ARIZONA 0.1%

University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	220	230

CALIFORNIA 0.3%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	20	31

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	350	480

La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	300	323

University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	45	45

		879

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	20	26

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	88	98
7.750% due 01/01/2042	21	23

		147

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	20	26

TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	20	28

Total Municipal Bonds & Notes (Cost $1,111)		1,310

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	55

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 21.9%

Fannie Mae
2.310% due 08/01/2022	$22	$22
2.836% due 07/25/2037 •	2	2
2.866% due 07/25/2037 •	3	3
2.886% due 09/25/2035 •	6	6
2.896% due 09/25/2035 •	11	11
3.206% due 06/25/2037 •	18	18
3.216% due 06/25/2040 •	22	22
3.500% due 09/01/2047 - 10/01/2048	13,726	13,949
4.000% due 07/01/2025 - 06/01/2048	1,772	1,850
4.500% due 06/01/2023 - 10/01/2041	532	563
5.000% due 01/01/2028 - 09/01/2041	562	605
5.500% due 02/01/2022 - 09/01/2041	926	1,003
6.000% due 07/01/2036 - 05/01/2041	258	284
6.500% due 10/01/2035	8	9

Fannie Mae, TBA
3.500% due 05/01/2049	10,540	10,679
4.000% due 05/01/2049	36,200	37,210

Freddie Mac
3.054% due 06/15/2041 •	98	99
3.184% due 08/15/2037 •	16	16
3.194% due 10/15/2037 •	3	3
3.204% due 05/15/2037 - 09/15/2037 •	20	20
4.000% due 07/15/2042	427	457
5.000% due 03/01/2038	261	281
5.500% due 07/01/2028 - 07/01/2038	51	55

Ginnie Mae
3.040% due 11/20/2062	622	625
3.500% due 01/15/2042 - 06/15/2045	727	744
5.000% due 08/15/2038 - 05/15/2039	75	81
6.000% due 08/15/2037	20	22

Ginnie Mae, TBA
5.000% due 05/01/2049	4,900	5,115

Small Business Administration
4.430% due 05/01/2029	18	19
5.290% due 12/01/2027	3	3
6.220% due 12/01/2028	4	4

Total U.S. Government Agencies (Cost $73,373)		73,780

U.S. TREASURY OBLIGATIONS 88.3%

U.S. Treasury Bonds
3.000% due 08/15/2048	154	160
3.000% due 02/15/2049 (k)	6,800	7,061
4.375% due 05/15/2040	1,606	2,048
4.625% due 02/15/2040 (o)	1,807	2,377

U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2021	1,612	1,600
0.125% due 01/15/2022	4,746	4,710
0.125% due 07/15/2022	15,065	14,993
0.125% due 01/15/2023	648	641
0.125% due 07/15/2024	933	922
0.250% due 01/15/2025 (o)	842	833
0.375% due 07/15/2023	2,831	2,840
0.375% due 07/15/2027	2,015	2,001
0.500% due 01/15/2028	404	404
0.625% due 01/15/2026	3,286	3,325
0.750% due 07/15/2028	2,029	2,077
0.875% due 01/15/2029	3,489	3,604
1.000% due 02/15/2048	3,811	3,902
1.750% due 01/15/2028	4,602	5,087
2.000% due 01/15/2026	56	62
2.375% due 01/15/2025	6,230	6,923
3.625% due 04/15/2028	68	87

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Notes
1.750% due 12/31/2020 (m)		$6,162	$6,103
1.875% due 07/31/2022 (m)(o)		8,352	8,259
1.875% due 08/31/2022 (k)(o)		114,226	112,925
2.000% due 11/30/2020 (m)(o)		3,890	3,870
2.000% due 07/31/2022		2,970	2,949
2.000% due 11/15/2026 (o)		7,329	7,157
2.125% due 05/15/2025 (o)		4,211	4,170
2.250% due 08/15/2027 (m)(o)		6,800	6,742
2.375% due 08/15/2024 (o)		3,862	3,884
2.625% due 02/15/2029 (k)		68,556	69,899
2.750% due 02/15/2024 (m)(o)		6,064	6,207

Total U.S. Treasury Obligations (Cost $297,207)			297,822

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.7%

BCAP LLC Trust
4.139% due 03/27/2037 ~		267	218

Bear Stearns ALT-A Trust
2.646% due 02/25/2034 •		14	14
2.656% due 04/25/2037 •		371	292
2.806% due 06/25/2046 ^•		503	541
5.280% due 11/25/2035 ^~		2,318	2,172

ChaseFlex Trust
2.786% due 07/25/2037 •		1,719	1,565

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.716% due 07/25/2036 •		256	255

Citigroup Mortgage Loan Trust
4.346% due 06/25/2036 ^~		40	40

Countrywide Alternative Loan Trust
2.646% due 02/25/2047 •		15	15
2.666% due 05/25/2047 •		92	90
2.836% due 05/25/2037 ^•		841	446
3.397% due 02/25/2036 •		10	9
6.000% due 12/25/2034		1,170	1,160

Countrywide Home Loan Mortgage Pass-Through Trust
4.263% due 02/20/2035 ~		3	3
4.272% due 11/25/2034 ~		4	4

Credit Suisse Mortgage Capital Certificates
3.711% due 02/27/2037 ~		159	160

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.636% due 03/25/2037 ^•		536	495

First Horizon Mortgage Pass-Through Trust
4.472% due 11/25/2037 ^~		281	274

GSR Mortgage Loan Trust
4.466% due 11/25/2035 ~		1	1
4.791% due 09/25/2035 ~		30	31
6.000% due 03/25/2037 ^		2	2
6.250% due 10/25/2036 ^		180	177

IndyMac Mortgage Loan Trust
2.686% due 11/25/2046 •		1,146	1,050
2.756% due 10/25/2036 •		238	153

JPMorgan Mortgage Trust
4.064% due 08/25/2034 ~		12	12
4.329% due 07/25/2035 ~		393	401
4.570% due 02/25/2035 ~		1	1

Merrill Lynch Mortgage Investors Trust
4.402% due 09/25/2035 ^~		34	31

Morgan Stanley Mortgage Loan Trust
2.766% due 01/25/2036 •		507	389

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^Ø		3	2

Residential Accredit Loans, Inc. Trust
2.656% due 01/25/2037 •		516	476
2.671% due 08/25/2036 •		149	137
3.757% due 09/25/2045 •		13	12
6.000% due 03/25/2037 ^		1,473	1,354

Structured Adjustable Rate Mortgage Loan Trust
2.636% due 02/25/2037 •		315	291

Structured Asset Mortgage Investments Trust
2.746% due 03/25/2037 •		7	5

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	1,000	1,303

Wachovia Mortgage Loan Trust LLC
4.671% due 10/20/2035 ~		$155	145

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
3.317% due 09/25/2046 ^•	$1,566	$1,475
3.332% due 01/25/2037 ^~	106	98
3.397% due 02/25/2046 •	29	29
3.597% due 11/25/2042 •	20	19
3.899% due 08/25/2046 ^~	718	684

Wells Fargo Mortgage-Backed Securities Trust
4.704% due 07/25/2036 ^~	110	110
4.845% due 11/25/2034 ~	29	30
4.988% due 01/25/2035 ~	1	1

Total Non-Agency Mortgage-Backed Securities (Cost $15,061)		16,172

ASSET-BACKED SECURITIES 10.9%

ACE Securities Corp. Home Equity Loan Trust
2.626% due 07/25/2036 •	470	381
5.486% due 08/25/2040 ^•	691	592

Allegro CLO Ltd.
3.971% due 01/30/2026 •	144	144

Argent Securities Trust
2.636% due 07/25/2036 •	814	702
2.646% due 05/25/2036 •	3,368	1,242

Asset-Backed Securities Corp. Home Equity Loan Trust
3.446% due 07/25/2035 •	75	75

Bear Stearns Asset-Backed Securities Trust
2.646% due 08/25/2036 •	237	283

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •	658	665

Citigroup Mortgage Loan Trust
2.646% due 09/25/2036 •	1,438	1,066

Citigroup Mortgage Loan Trust, Inc.
3.066% due 07/25/2035 •	207	209

Countrywide Asset-Backed Certificates
2.646% due 12/25/2035 ^•	696	687
2.686% due 09/25/2047 ^•	682	532
2.726% due 03/25/2036 •	140	125
2.776% due 01/25/2037 •	4,180	3,692
2.926% due 04/25/2036 •	1,210	1,210
3.196% due 07/25/2035 •	616	614
3.521% due 12/25/2035 •	770	749
4.672% due 10/25/2046 ^~	952	933

Countrywide Asset-Backed Certificates Trust
2.966% due 05/25/2036 •	1,540	1,504

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	176	177

Ellington Loan Acquisition Trust
3.536% due 05/25/2037 •	701	695

First Franklin Mortgage Loan Trust
3.221% due 09/25/2035 •	53	53

GSAMP Trust
2.556% due 12/25/2036 •	5	3
2.716% due 01/25/2037 •	902	774

Halcyon Loan Advisors Funding Ltd.
3.861% due 10/22/2025 •	197	197

HSI Asset Securitization Corp. Trust
2.626% due 01/25/2037 •	505	401

MASTR Asset-Backed Securities Trust
2.536% due 01/25/2037 •	6	2

Merrill Lynch Mortgage Investors Trust
2.636% due 08/25/2037 •	1,523	947

Monarch Grove CLO
3.651% due 01/25/2028 •	1,276	1,266

Morgan Stanley ABS Capital, Inc. Trust
2.616% due 01/25/2037 •	2,711	1,524
2.701% due 03/25/2037 •	1,932	961

Mountain Hawk CLO Ltd.
3.980% due 04/18/2025 •	224	225

Navient Private Education Loan Trust
2.884% due 12/16/2058 •	124	125

NovaStar Mortgage Funding Trust
2.736% due 09/25/2036 •	1,444	801

OHA Credit Partners Ltd.
3.771% due 10/20/2025	123	123

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OHA Loan Funding Ltd.
4.122% due 01/23/2027 •		$242	$242

Option One Mortgage Loan Trust
2.706% due 04/25/2037 •		1,092	839
2.706% due 05/25/2037 •		631	435
2.846% due 01/25/2036 •		814	732
3.266% due 02/25/2035 •		1,769	1,724

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 Ø		216	117

Residential Asset Securities Corp. Trust
2.966% due 01/25/2036 •		2,200	2,047

Securitized Asset-Backed Receivables LLC Trust
2.726% due 07/25/2036 •		402	225

SG Mortgage Securities Trust
2.666% due 02/25/2036 •		2,083	1,341

SLM Private Education Loan Trust
5.734% due 05/16/2044 •		8	9

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	22	25

Soundview Home Loan Trust
2.566% due 06/25/2037 •		$3	2
2.596% due 02/25/2037 •		1,723	648
2.636% due 03/25/2037 •		236	230
2.696% due 06/25/2037 •		752	533

Structured Asset Securities Corp. Mortgage Loan Trust
2.696% due 02/25/2037 •		830	822
2.716% due 05/25/2047 •		1,253	1,200

Symphony CLO Ltd.
3.667% due 04/15/2028 •		462	461

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		602	601

Wells Fargo Home Equity Asset-Backed Securities Trust
2.986% due 12/25/2035 •		701	684
3.371% due 11/25/2035 •		220	221

Total Asset-Backed Securities (Cost $34,346)			36,817

SOVEREIGN ISSUES 3.5%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		1,529	889

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 01/11/2028		$748	$576
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	996	22
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		18,069	465

Brazil Government International Bond
5.625% due 02/21/2047		$506	504

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (g)	BRL	3,830	1,155
6.000% due 05/15/2055 (g)		2,872	924

Export-Import Bank of Korea
4.000% due 01/29/2021		$484	494

Israel Government International Bond
4.125% due 01/17/2048		200	207

Japan Government International Bond
0.000% due 03/10/2028 (g)	JPY	402,646	3,791

Peru Government International Bond
5.940% due 02/12/2029	PEN	770	244
6.350% due 08/12/2028		3,377	1,102
8.200% due 08/12/2026		1,507	546

Qatar Government International Bond
5.250% due 01/20/2020		$352	359

Saudi Government International Bond
4.000% due 04/17/2025		374	384
5.000% due 04/17/2049		200	208

Total Sovereign Issues (Cost $12,914)			11,870

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(c)		2,000	0

Total Convertible Preferred Securities (Cost $0)			0

SHORT-TERM INSTRUMENTS 7.0%

REPURCHASE AGREEMENTS (j) 1.7%
			5,678

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.1%
46.325% due 05/10/2019 - 06/28/2019 (d)(e)	ARS	9,253	$227

JAPAN TREASURY BILLS 3.2%
(0.150)% due 04/15/2019 (e)(f)	JPY	1,212,200	10,938

U.S. TREASURY BILLS 2.0%
2.424% due 04/11/2019 - 06/06/2019 (d)(e)(m)(o)		$6,808	6,788

Total Short-Term Instruments (Cost $23,872)			23,631

Total Investments in Securities (Cost $510,290)			513,881

		SHARES
INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.4%

PIMCO Short Asset Portfolio		40,396	402

PIMCO Short-Term Floating NAV Portfolio III		444,791	4,399

Total Short-Term Instruments (Cost $4,799)			4,801

Total Investments in Affiliates (Cost $4,799)			4,801

Total Investments 153.7% (Cost $515,089)			$518,682

Financial Derivative Instruments (l)(n) (4.6)% (Cost or Premiums, net $1,828)			(15,580)

Other Assets and Liabilities, net (49.1)%			(165,926)

Net Assets 100.0%			$337,176

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	57

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.500%	03/29/2019	04/01/2019	$5,200	U.S. Treasury Notes 2.000% due 10/31/2022	$(5,309)	$5,200	$5,201
FICC	2.000	03/29/2019	04/01/2019	478	U.S. Treasury Notes 1.125% due 06/30/2021	(489)	478	478

Total Repurchase Agreements						$(5,798)	$5,678	$5,679

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
DEU	2.470%	03/28/2019	04/04/2019	$(5,747)	$(5,749)

Total Reverse Repurchase Agreements					$(5,749)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	2.050%	03/29/2019	04/01/2019	$(5,182)	$(5,182)
UBS	2.630	01/17/2019	04/17/2019	(1,365)	(1,373)
	2.650	02/15/2019	04/25/2019	(97,930)	(98,257)

Total Sale-Buyback Transactions					$(104,812)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.5)%
Fannie Mae, TBA	5.000%	04/01/2049	$4,900	$(5,140)	$(5,182)

Total Short Sales (1.5)%				$(5,140)	$(5,182)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$5,201	$0	$0	$5,201	$(5,309)	$(108)
DEU	0	(5,749)	0	(5,749)	5,710	(39)
FICC	478	0	0	478	(490)	(12)
SGY	0	0	0	0	(2)	(2)

Master Securities Forward Transaction Agreement
BCY	0	0	(5,182)	(5,182)	5,192	10
UBS	0	0	(99,630)	(99,630)	99,595	(35)

Total Borrowings and Other Financing Transactions	$5,679	$(5,749)	$(104,812)

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(5,749)	$0	$0	$(5,749)

Total	$0	$(5,749)	$0	$0	$(5,749)

Sale-Buyback Transactions
U.S. Treasury Obligations	(5,182)	(99,630)	0	0	(104,812)

Total	$(5,182)	$(99,630)	$0	$0	$(104,812)

Total Borrowings	$(5,182)	$(105,379)	$0	$0	$(110,561)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(110,561)

(k)	Securities with an aggregate market value of $111,147 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(30,471) at a weighted average interest rate of 2.267%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(176) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$111.000	05/24/2019	1,003	$1,003	$9	$1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.500	05/24/2019	1,109	1,109	10	1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	163	163	1	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.500	05/24/2019	22	22	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	137.000	05/24/2019	7	7	0	0
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	137.500	05/24/2019	50	50	1	1
Call - CBOT U.S. Treasury 10-Year Note June 2019 Futures	140.000	05/24/2019	1	1	0	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	105.000	05/24/2019	431	862	4	1
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.000	05/24/2019	19	38	0	0
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.250	05/24/2019	128	256	1	2
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.500	05/24/2019	3	6	0	0
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	177.000	05/24/2019	22	22	0	1
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	180.000	05/24/2019	144	144	1	2
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	185.000	05/24/2019	3	3	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	109.250	05/24/2019	337	337	3	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	109.500	05/24/2019	136	136	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	109.750	05/24/2019	20	20	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	110.000	05/24/2019	3	3	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	200.000	05/24/2019	7	7	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	203.000	05/24/2019	48	48	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	205.000	05/24/2019	1	1	0	0

					$31	$9

Total Purchased Options					$31	$9

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar September Futures	09/2020	150	$36,690	$242	$0	$(30)
Euro-Bobl June Futures	06/2019	48	7,169	62	2	(9)
Euro-Bund 10-Year Bond June Futures	06/2019	33	6,158	22	0	(9)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	59

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mini MSCI EAFE Index June Futures	06/2019	380	$35,462	$524	$107	$0
U.S. Treasury 2-Year Note June Futures	06/2019	416	88,647	(56)	0	(66)
U.S. Treasury 5-Year Note June Futures	06/2019	496	57,451	542	0	(112)
U.S. Treasury 10-Year Note June Futures	06/2019	31	3,851	(14)	0	(22)

				$1,322	$109	$(248)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	387	$(94,675)	$(320)	$73	$0
90-Day Eurodollar March Futures	03/2020	962	(234,932)	(759)	180	0
90-Day Eurodollar September Futures	09/2021	150	(36,701)	(299)	23	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	32	(45)	(13)	9	0
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	32	(15)	8	0	(1)
U.S. Treasury 30-Year Bond June Futures	06/2019	191	(28,584)	(655)	63	(2)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	56	(9,408)	(341)	21	0
United Kingdom Long Gilt June Futures	06/2019	73	(12,300)	(203)	6	(8)

				$(2,582)	$375	$(11)

Total Futures Contracts				$(1,260)	$484	$(259)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	21,000	$(6)	$(326)	$(332)	$1	$0
Receive(1)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019		$30,500	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		124,500	1,259	(1,188)	71	19	0
Pay(1)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		15,700	3	96	99	0	(11)
Receive(1)	3-Month USD-LIBOR	2.320	Semi-Annual	03/31/2021		10,900	0	9	9	11	0
Pay(1)	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021		37,800	0	(66)	(66)	0	(48)
Receive(1)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		56,800	(2)	(418)	(420)	27	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		22,800	869	(718)	151	44	0
Pay(1)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		99,900	(234)	727	493	0	(83)
Receive(1)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		7,000	0	(99)	(99)	15	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		32,300	5	(1,384)	(1,379)	81	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		41,500	0	(1,786)	(1,786)	99	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		10,700	(23)	(16)	(39)	25	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,100	5	(4)	1	3	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		5,300	278	(71)	207	13	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		15,000	891	44	935	36	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		9,000	(164)	22	(142)	25	0
Pay(1)	3-Month USD-LIBOR	3.406	Semi-Annual	10/12/2028		21,400	0	794	794	0	(12)
Receive(1)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		37,400	(783)	(1,073)	(1,856)	95	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036		26,800	87	1,543	1,630	5	(57)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		18,100	106	(1,453)	(1,347)	46	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048		5,400	0	(596)	(596)	18	0
Pay(1)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037	EUR	6,400	0	366	366	0	(53)
Receive(1)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		1,900	(30)	(212)	(242)	36	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	52,000	113	276	389	2	0
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020		5,100	(179)	135	(44)	0	0
Receive(1)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		51,900	4	(112)	(108)	0	(5)
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		8,100	(552)	233	(319)	0	(1)
Pay	6-Month GBP-LIBOR	1.500	Semi-Annual	03/20/2029		11,900	141	297	438	1	0
Receive(1)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		5,600	0	(348)	(348)	12	0
Receive(1)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		8,300	52	(509)	(457)	25	0
Receive	6-Month GBP-LIBOR	1.750	Semi-Annual	03/20/2049		800	(59)	(47)	(106)	6	0
Pay(1)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	10,800,000	311	441	752	39	0
Receive(1)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		4,290,000	(93)	(540)	(633)	0	(31)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		1,460,000	6	190	196	11	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		4,490,000	697	191	888	37	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		130,000	0	(98)	(98)	0	(7)

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.705%	Semi-Annual	10/31/2038	JPY	390,000	$24	$(250)	$(226)	$0	$(21)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		200,000	1	(145)	(144)	0	(11)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		1,170,000	39	(800)	(761)	0	(66)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		230,000	210	(210)	0	0	(26)
Pay	UKRPI	3.595	Maturity	11/15/2028	GBP	5,500	92	44	136	0	(11)

							$3,068	$(7,061)	$(3,993)	$732	$(443)

Total Swap Agreements							$3,068	$(7,061)	$(3,993)	$732	$(443)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(2)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$9	$484	$745	$1,238	$0	$(259)	$(443)	$(702)

(m)

Securities with an aggregate market value of $6,766 and cash of $506 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(2)	Unsettled variation margin asset of $13 for closed swap agreements is outstanding at period end.

(n) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	16,743		$12,392	$20	$0

BOA	04/2019		$15,009	EUR	13,336	0	(50)
	04/2019		27,590	JPY	3,047,300	0	(95)
	05/2019	EUR	13,336		$15,048	49	0
	05/2019		$6,371	EUR	5,586	0	(82)
	05/2019		12,159	ZAR	164,318	0	(821)

BPS	04/2019	ARS	23,508		$598	56	0
	04/2019	BRL	29,791		7,645	36	0
	04/2019	JPY	5,510,000		51,225	1,454	0
	04/2019		$541	ARS	23,508	1	0
	04/2019		7,666	BRL	29,791	0	(57)
	04/2019		7,375	CNH	49,573	0	(1)
	04/2019		28,331	JPY	3,154,100	128	0
	05/2019	ARS	4,313		$93	0	(2)
	06/2019	TWD	493,714		16,063	17	0

BRC	04/2019	JPY	2,361,900		21,365	54	0
	06/2019	EUR	246	TRY	1,590	0	(9)
	06/2019		$6,546	TWD	201,113	0	(10)

CBK	04/2019	BRL	7,744		$1,991	14	0
	04/2019	CNH	19,295		2,872	2	0
	04/2019	GBP	12,170		16,034	183	0
	04/2019	JPY	3,857,800		34,973	164	0
	04/2019	MXN	22,534		1,173	14	0
	04/2019	TRY	10,555		1,899	45	0
	04/2019		$7	ARS	304	0	0
	04/2019		2,004	BRL	7,744	0	(26)
	04/2019		8,477	CAD	11,296	0	(24)
	04/2019		6,374	GBP	4,816	0	(101)
	04/2019		1,185	MXN	22,534	0	(27)
	05/2019	BRL	7,744		$2,000	26	0
	05/2019	EUR	5,479		6,240	72	0
	05/2019	MXN	22,534		1,179	27	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	61

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2019		$1,514	AUD	2,133	$1	$0
	05/2019		7,269	EUR	6,377	0	(90)
	05/2019		34,905	JPY	3,839,500	0	(154)
	06/2019	EUR	165	TRY	1,069	0	(6)
	06/2019	TRY	3,226	EUR	498	18	0
	06/2019		$1,131	MXN	22,303	3	0

GLM	04/2019	ARS	20,417		$471	0	0
	04/2019	AUD	6,240		4,423	0	(8)
	04/2019	CNY	8,973		1,287	0	(49)
	04/2019		$470	ARS	20,417	2	(1)
	04/2019		4,460	AUD	6,240	0	(30)
	04/2019		6,201	CAD	8,263	0	(18)
	04/2019		2,246	GBP	1,706	0	(24)
	05/2019	ARS	19,403		$423	0	(3)
	05/2019		$102	ARS	4,510	0	(3)
	05/2019		4,426	AUD	6,240	8	0
	06/2019	KRW	3,707,785		$3,308	41	0

HUS	04/2019	ARS	1,223		29	1	0
	04/2019	CAD	24,600		18,643	234	0
	04/2019	CNH	38,167		5,680	3	0
	04/2019		$28	ARS	1,223	0	0
	04/2019		1,335	CNY	8,973	0	0
	04/2019		3,951	GBP	2,982	0	(67)
	05/2019		66	ARS	3,020	0	(1)
	05/2019		6,041	EUR	5,294	0	(81)
	05/2019	ZAR	95,442		$6,721	135	0
	06/2019	CNH	17,888		2,670	10	0
	06/2019	CNY	8,973		1,334	0	0
	06/2019		$5,679	CNH	38,167	0	(3)
	11/2019		31,615		214,209	204	0
	01/2021	BRL	1,400		$216	0	(120)

JPM	04/2019		6,578		1,724	44	0
	04/2019	CHF	250		252	1	0
	04/2019	EUR	13,336		15,223	263	0
	04/2019		$1,688	BRL	6,577	0	(8)
	05/2019	NOK	104,485		$12,283	149	0
	05/2019		$252	CHF	250	0	(1)
	05/2019		15,462	NOK	133,315	20	0
	06/2019		1,028	KRW	1,164,087	0	(3)
	11/2019	CNH	124,868		$17,851	0	(697)

MSB	05/2019		$82	ARS	3,483	0	(5)
	06/2019	EUR	87	TRY	561	0	(3)

MYI	05/2019	AUD	8,039		$5,701	0	(11)
	05/2019		$184	SEK	1,680	0	(3)
	05/2019	ZAR	67,585		$4,719	56	0
	06/2019		$4,661	SGD	6,287	0	(15)

RYL	04/2019	CHF	336		$338	1	0
	04/2019		$1,131	CNH	7,890	42	0
	06/2019		5,006	SGD	6,756	0	(14)

SCX	04/2019	BRL	30,482		$8,140	355	0
	04/2019		$7,823	BRL	30,482	0	(37)
	04/2019		588	CHF	586	1	0
	04/2019		3,530	GBP	2,666	0	(57)
	05/2019	GBP	2,666		$3,535	57	0
	06/2019	HKD	4,527		579	1	0
	11/2019	CNH	89,341		12,762	0	(509)

SOG	04/2019		$2,265	TRY	12,343	0	(97)
	05/2019	RUB	6,734		$101	0	(1)

UAG	04/2019		$3,755	CAD	5,041	18	0
	05/2019	CAD	5,041		$3,758	0	(17)
	06/2019		$799	HKD	6,255	0	0
	06/2019		1,394	KRW	1,570,412	0	(11)
	06/2019		5,929	TWD	181,641	0	(26)

Total Forward Foreign Currency Contracts						$4,030	$(3,478)

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	5,250	$22	$21

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	4,350	17	17

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	3,210	27	16

						$66	$54

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	30,500	$244	$347
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	31,200	183	249
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	9,400	376	48
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	2,300	112	26

							$915	$670

Total Purchased Options							$981	$724

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	2,555	$(42)	$(128)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	6,420	(28)	(15)

						$(70)	$(143)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	78,900	$(378)	$(677)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	46,000	(223)	(414)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	166,800	(784)	(1,505)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	67,700	(373)	(10)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	16,100	(244)	(360)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	16,500	(183)	(261)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	2,300	(71)	(11)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	2,300	(41)	(4)

							$(2,297)	$(3,242)

Total Written Options							$(2,367)	$(3,385)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
CBK	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EUR	625	$115	$(43)	$72	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$300	$0	$1	$1	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	63

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	NDDUEAFE Index	35,816	2.522% (3-Month USD-LIBOR less a specified spread)	Maturity	04/24/2019	$216,559	$0	$(14,883)	$0	$(14,883)

MYI	Receive	NDDUEAFE Index	16,478	1.831% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/16/2019	94,268	0	803	803	0

								$0	$(14,080)	$803	$(14,883)

Total Swap Agreements								$115	$(14,122)	$876	$(14,883)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$20	$0	$0	$20	$0	$0	$0	$0	$20	$0	$20
BOA	49	0	0	49	(1,048)	0	0	(1,048)	(999)	1,090	91
BPS	1,692	0	0	1,692	(60)	0	(14,883)	(14,943)	(13,251)	14,767	1,516
BRC	54	0	0	54	(19)	0	0	(19)	35	0	35
CBK	569	0	72	641	(428)	(128)	0	(556)	85	0	85
DUB	0	0	0	0	0	(677)	0	(677)	(677)	428	(249)
GLM	51	0	0	51	(136)	(414)	0	(550)	(499)	481	(18)
HUS	587	21	1	609	(272)	0	0	(272)	337	(600)	(263)
JPM	477	0	0	477	(709)	0	0	(709)	(232)	450	218
MSB	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
MYC	0	670	0	670	0	(2,151)	0	(2,151)	(1,481)	583	(898)
MYI	56	17	803	876	(29)	0	0	(29)	847	(450)	397
NGF	0	0	0	0	0	0	0	0	0	(1,090)	(1,090)
RYL	43	0	0	43	(14)	0	0	(14)	29	0	29
SCX	414	16	0	430	(603)	(15)	0	(618)	(188)	10	(178)
SOG	0	0	0	0	(98)	0	0	(98)	(98)	0	(98)
UAG	18	0	0	18	(54)	0	0	(54)	(36)	0	(36)

Total Over the Counter	$4,030	$724	$876	$5,630	$(3,478)	$(3,385)	$(14,883)	$(21,746)

(o)

Securities with an aggregate market value of $18,696 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Futures	0	0	107	0	377	484
Swap Agreements	0	0	0	0	745	745

	$0	$0	$107	$0	$1,131	$1,238

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,030	$0	$4,030
Purchased Options	0	0	0	54	670	724
Swap Agreements	0	73	803	0	0	876

	$0	$73	$803	$4,084	$670	$5,630

	$0	$73	$910	$4,084	$1,801	$6,868

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$259	$259
Swap Agreements	0	0	0	0	443	443

	$0	$0	$0	$0	$702	$702

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,478	$0	$3,478
Written Options	0	0	0	143	3,242	3,385
Swap Agreements	0	0	14,883	0	0	14,883

	$0	$0	$14,883	$3,621	$3,242	$21,746

	$0	$0	$14,883	$3,621	$3,944	$22,448

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(241)	$(241)
Written Options	0	0	0	0	968	968
Futures	0	0	(7,114)	0	4,766	(2,348)
Swap Agreements	0	227	0	0	(4,231)	(4,004)

	$0	$227	$(7,114)	$0	$1,262	$(5,625)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,336	$0	$1,336
Purchased Options	0	0	0	(396)	(1,831)	(2,227)
Written Options	0	194	161	3,210	(695)	2,870
Swap Agreements	0	(367)	(82,593)	0	(8)	(82,968)

	$0	$(173)	$(82,432)	$4,150	$(2,534)	$(80,989)

	$0	$54	$(89,546)	$4,150	$(1,272)	$(86,614)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(22)	$(22)
Futures	0	0	4,410	0	(3,611)	799
Swap Agreements	0	33	0	0	(10,559)	(10,526)

	$0	$33	$4,410	$0	$(14,192)	$(9,749)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$506	$0	$506
Purchased Options	0	0	0	58	3,717	3,775
Written Options	0	0	0	52	(2,142)	(2,090)
Swap Agreements	0	110	(1,026)	0	(42)	(958)

	$0	$110	$(1,026)	$616	$1,533	$1,233

	$0	$143	$3,384	$616	$(12,659)	$(8,516)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	65

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$5,232	$0	$5,232
Corporate Bonds & Notes
Banking & Finance	0	39,918	0	39,918
Industrials	0	2,299	0	2,299
Utilities	0	5,030	0	5,030
Municipal Bonds & Notes
Arizona	0	230	0	230
California	0	879	0	879
Illinois	0	147	0	147
Nebraska	0	26	0	26
Tennessee	0	28	0	28
U.S. Government Agencies	0	73,780	0	73,780
U.S. Treasury Obligations	0	297,822	0	297,822
Non-Agency Mortgage-Backed Securities	0	16,172	0	16,172
Asset-Backed Securities	0	36,817	0	36,817
Sovereign Issues	0	11,870	0	11,870
Short-Term Instruments
Repurchase Agreements	0	5,678	0	5,678
Argentina Treasury Bills	0	227	0	227
Japan Treasury Bills	0	10,938	0	10,938
U.S. Treasury Bills	0	6,788	0	6,788

	$0	$513,881	$0	$513,881

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,801	$0	$0	$4,801

Total Investments	$4,801	$513,881	$0	$518,682

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(5,182)	$0	$(5,182)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	484	741	0	1,225
Over the counter	0	5,630	0	5,630

	$484	$6,371	$0	$6,855

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(259)	(443)	0	(702)
Over the counter	0	(21,746)	0	(21,746)

	$(259)	$(22,189)	$0	$(22,448)

Total Financial Derivative Instruments	$225	$(15,818)	$0	$(15,593)

Totals	$5,026	$492,881	$0	$497,907

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

American Honda Finance Corp.
3.451% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,900	$1,897

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~		1,751	1,741

Toyota Motor Credit Corp.
3.177% (LIBOR03M + 0.580%) due 11/08/2019 «~		5,000	4,992

Total Loan Participations and Assignments (Cost $8,629)			8,630

CORPORATE BONDS & NOTES 10.0%

BANKING & FINANCE 7.2%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		2,300	2,339

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)	EUR	600	691

Bank of America Corp.
2.650% due 04/01/2019		$6,900	6,900
3.004% due 12/20/2023 •		431	430

Barclays Bank PLC
10.179% due 06/12/2021		18,540	20,998

Barclays PLC
4.063% (US0003M + 1.380%) due 05/16/2024 ~		6,500	6,313
4.610% due 02/15/2023 •		4,400	4,499
6.500% due 09/15/2019 •(g)(h)	EUR	1,400	1,588

Blackstone CQP Holdco LP
6.500% due 03/20/2021		$4,000	4,000

Citigroup, Inc.
3.649% (US0003M + 1.023%) due 06/01/2024 ~		6,200	6,213
4.056% (US0003M + 1.430%) due 09/01/2023 ~		500	508

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(g)(h)	EUR	200	233
6.625% due 06/29/2021 •(g)(h)		800	979
6.875% due 03/19/2020 (h)		4,800	5,736

Credit Suisse Group AG
7.500% due 07/17/2023 •(g)(h)		$2,800	2,882

Deutsche Bank AG
3.869% (US0003M + 1.230%) due 02/27/2023 ~		9,300	8,934
4.250% due 10/14/2021		8,250	8,295
5.000% due 02/14/2022		4,300	4,399

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	2,100	2,476

Ford Motor Credit Co. LLC
3.528% due 08/12/2019 •		$11,000	10,996
3.532% (US0003M + 0.930%) due 09/24/2020 ~		4,700	4,681
3.797% (US0003M + 1.000%) due 01/09/2020 ~		2,905	2,905
5.345% (US0003M + 2.550%) due 01/07/2021 ~		2,300	2,323

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		3,500	3,533

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		2,200	2,200
3.400% due 03/08/2021		1,300	1,312
3.683% (US0003M + 1.000%) due 05/18/2024 ~		1,400	1,389
4.292% due 09/12/2026 •		1,300	1,343
4.295% (US0003M + 1.500%) due 01/05/2022 ~		2,100	2,147
4.300% due 03/08/2026		1,000	1,039
4.750% due 07/04/2029 •(g)(h)	EUR	1,900	2,091
5.875% due 09/28/2026 •(g)(h)	GBP	2,200	2,891
6.250% due 03/23/2023 •(g)(h)		$3,100	3,098

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~		$6,000	$5,996
3.662% (US0003M + 0.890%) due 07/23/2024 ~		5,400	5,390
3.797% due 07/23/2024 •		2,000	2,055
6.221% (US0003M + 3.470%) due 04/30/2019 ~(g)		2,900	2,919

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~		4,000	4,002
4.050% due 08/16/2023		200	204
7.500% due 09/27/2025 •(g)(h)		2,600	2,641
7.625% due 06/27/2023 •(g)(h)	GBP	1,300	1,794

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		$2,000	1,953
3.447% (US0003M + 0.650%) due 07/13/2022 ~		3,400	3,343

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		3,300	3,259
4.519% due 06/25/2024 •		3,000	3,071
5.076% due 01/27/2030 •		2,900	3,057
7.500% due 08/10/2020 •(g)(h)		1,000	1,021
8.000% due 08/10/2025 •(g)(h)		200	215

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		3,900	4,019

SL Green Realty Corp.
4.500% due 12/01/2022		4,600	4,760

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	930	1,221

Synchrony Financial
2.700% due 02/03/2020		$2,100	2,098
3.968% (US0003M + 1.230%) due 02/03/2020 ~		3,200	3,216

UBS AG
5.125% due 05/15/2024 (h)		3,900	3,989
7.625% due 08/17/2022 (h)		4,700	5,172

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		700	700
4.125% due 09/24/2025		800	827

UniCredit SpA
7.830% due 12/04/2023		8,850	9,863

WPC Eurobond BV
2.250% due 04/09/2026	EUR	5,700	6,554

			213,700

INDUSTRIALS 1.6%

Allergan Sales LLC
4.875% due 02/15/2021		$186	191

Amgen, Inc.
3.875% due 11/15/2021		100	103

BAT Capital Corp.
2.764% due 08/15/2022		2,200	2,166
3.564% (US0003M + 0.880%) due 08/15/2022 ~		2,200	2,193

Charter Communications Operating LLC
3.579% due 07/23/2020		3,200	3,224
4.464% due 07/23/2022		1,800	1,864
4.908% due 07/23/2025		1,400	1,478

CNPC General Capital Ltd.
2.750% due 05/14/2019		200	200

Daimler Finance North America LLC
3.400% due 02/22/2022		8,500	8,585

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~		1,400	1,401

General Motors Co.
3.539% (US0003M + 0.800%) due 08/07/2020 ~		300	300

INEOS Finance PLC
2.125% due 11/15/2025 (j)	EUR	3,400	3,686

Kraft Heinz Foods Co.
3.500% due 07/15/2022		$100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/15/2035		$100	$99
5.200% due 07/15/2045		200	193

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		2,000	2,001

Sands China Ltd.
5.125% due 08/08/2025		5,000	5,221
5.400% due 08/08/2028		3,600	3,784

SASOL Financing USA LLC
5.875% due 03/27/2024		1,800	1,911

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		2,070	2,061

Syngenta Finance NV
3.698% due 04/24/2020		1,600	1,606

Williams Cos., Inc.
4.500% due 11/15/2023		1,100	1,156

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		2,200	2,195
3.550% due 04/01/2025		2,100	2,074

			47,793

UTILITIES 1.2%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		10,400	10,447
3.437% (US0003M + 0.650%) due 01/15/2020 ~		100	100
3.737% (US0003M + 0.950%) due 07/15/2021 ~		4,700	4,757
3.777% (US0003M + 1.180%) due 06/12/2024 ~		6,300	6,253

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~		3,900	3,899

Petrobras Global Finance BV
5.999% due 01/27/2028		3,969	4,027

Rio Oil Finance Trust
9.250% due 07/06/2024		1,206	1,318

Severn Trent Utilities Finance PLC
6.125% due 02/26/2024	GBP	525	816

Southern Power Co.
3.183% (US0003M + 0.550%) due 12/20/2020 ~		$700	697

Verizon Communications, Inc.
3.376% due 02/15/2025		104	105
3.784% (US0003M + 1.100%) due 05/15/2025 ~		2,800	2,803

			35,222

Total Corporate Bonds & Notes (Cost $294,189)			296,715

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035		1,300	1,819

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
6.466% due 08/01/2023		1,100	1,264

			3,083

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		500	558
7.750% due 01/01/2042		153	166

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035		3,600	4,093

			4,817

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	67

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	$100	$129

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,505	2,545

Total Municipal Bonds & Notes (Cost $9,517)		10,574

U.S. GOVERNMENT AGENCIES 19.1%

Fannie Mae
2.606% due 03/25/2034 •	3	3
2.616% due 03/25/2036 •	138	137
2.840% due 09/25/2042 •	134	133
3.863% due 08/01/2035 •	140	146
3.875% due 11/25/2023 •	16	15
3.986% due 04/25/2024 •	16	16
4.000% due 10/01/2030 - 08/01/2042	38,702	40,567
4.249% due 08/01/2036 •	68	71
4.282% due 07/01/2032 •	10	10
4.319% due 03/01/2036 •	303	318
4.352% due 10/01/2035 •	18	19
4.443% due 09/01/2035 •	141	148
4.528% due 10/01/2035 •	54	57
4.542% due 10/01/2035 •	72	76
4.561% due 07/01/2035 •	46	48
4.716% due 02/01/2034 •	51	53
4.722% due 11/01/2034 •	79	84
4.800% due 02/01/2035 •	16	17
5.500% due 09/01/2027	6	7

Fannie Mae, TBA
3.500% due 04/01/2049 - 06/01/2049	240,100	243,344
4.000% due 05/01/2049	255,900	263,037

Freddie Mac
2.684% due 10/15/2020 •	2	2
2.884% due 11/15/2043 •	1,958	1,959
3.597% due 10/25/2044 •	42	42
3.797% due 07/25/2044 •	193	195
4.085% due 09/01/2035 •	23	24

Ginnie Mae
2.882% due 03/16/2032 •	6	6
3.029% due 08/20/2062 •	1,604	1,605
3.500% due 02/15/2045 - 03/15/2045	4,056	4,148
4.125% (H15T1Y + 1.500%) due 11/20/2024 ~	18	18

Ginnie Mae, TBA
5.000% due 05/01/2049	9,600	10,020

Overseas Private Investment Corp.
4.140% due 05/15/2030	967	1,031

Total U.S. Government Agencies (Cost $563,185)		567,356

U.S. TREASURY OBLIGATIONS 64.3%

U.S. Treasury Bonds
2.750% due 08/15/2047	500	494
3.000% due 08/15/2048	900	934
3.000% due 02/15/2049 (j)	37,000	38,419
4.375% due 05/15/2040	16,100	20,528
4.625% due 02/15/2040	11,300	14,868

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2021	12,425	12,331
0.125% due 01/15/2022	25,800	25,604
0.125% due 04/15/2022	54,542	53,999
0.125% due 07/15/2022	52,536	52,286
0.125% due 07/15/2024	48,337	47,765
0.250% due 01/15/2025	96,172	95,217
0.375% due 01/15/2027	29,488	29,247
0.375% due 07/15/2027	6,482	6,439

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.500% due 01/15/2028	$2,347	$2,344
0.625% due 01/15/2026	3,919	3,966
0.750% due 07/15/2028	33,390	34,166
0.875% due 01/15/2029	30,901	31,925
1.000% due 02/15/2048	31,641	32,392
1.750% due 01/15/2028	8,290	9,164
2.375% due 01/15/2025 (l)	23,902	26,560
2.375% due 01/15/2027	1,373	1,571
2.500% due 01/15/2029	28,136	33,377

U.S. Treasury Notes
1.375% due 09/30/2020 (l)	121,200	119,470
1.375% due 10/31/2020 (n)	98,300	96,843
1.500% due 08/15/2026 (j)(n)	51,500	48,603
1.750% due 12/31/2020	200,400	198,490
1.750% due 05/15/2023 (n)	1,330	1,305
1.875% due 07/31/2022 (l)(n)	50,800	50,232
1.875% due 08/31/2022 (j)	293,800	290,455
2.000% due 11/30/2020 (l)(n)	34,100	33,920
2.000% due 07/31/2022 (l)(n)	32,400	32,173
2.000% due 11/30/2022 (l)(n)	43,000	42,671
2.000% due 11/15/2026 (n)	37,400	36,522
2.125% due 08/31/2020 (l)(n)	69,100	68,891
2.250% due 12/31/2023 (l)(n)	3,800	3,802
2.250% due 08/15/2027 (n)	27,800	27,564
2.625% due 02/15/2029 (j)	275,500	280,897

Total U.S. Treasury Obligations (Cost $1,908,842)		1,905,434

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

American Home Mortgage Assets Trust
2.676% (US0001M + 0.190%) due 05/25/2046 ^~	687	634
2.696% due 10/25/2046 •	255	186

American Home Mortgage Investment Trust
4.185% due 09/25/2045 •	88	88
4.685% due 02/25/2045 •	192	195

Banc of America Funding Trust
2.678% due 10/20/2036 •	405	362
4.660% due 01/20/2047 ^~	28	27

Bear Stearns ALT-A Trust
3.906% due 08/25/2036 ^~	450	373
4.188% due 07/25/2035 ~	4,458	4,125
4.568% due 05/25/2035 ~	98	99

Citigroup Commercial Mortgage Trust
1.789% due 09/10/2045 ~(a)	5,974	277

Citigroup Mortgage Loan Trust
2.646% due 01/25/2037 •	9,884	8,916
4.364% due 09/25/2037 ^~	71	62
4.820% due 10/25/2035 •	115	117

Countrywide Alternative Loan Trust
2.656% due 11/25/2036 •	773	749
2.698% due 03/20/2046 •	881	806
2.698% due 07/20/2046 ^•	489	380
3.036% due 05/25/2035 •	1,785	1,518
3.661% due 06/25/2037 ~	658	564
4.447% due 10/20/2035 •	287	250

Countrywide Home Loan Mortgage Pass-Through Trust
3.066% due 04/25/2035 •	87	83
3.126% due 03/25/2035 •	50	51

Credit Suisse First Boston Mortgage Securities Corp.
4.016% due 06/25/2033 ~	35	35

Credit Suisse Mortgage Capital Certificates
2.786% due 01/27/2037 •	1,688	1,262
3.711% due 02/27/2037 ~	1,105	1,115

Downey Savings & Loan Association Mortgage Loan Trust
2.742% due 08/19/2045 •	267	257
4.386% due 07/19/2044 ~	23	24

First Horizon Alternative Mortgage Securities Trust
4.173% due 03/25/2035 ~	75	62

First Horizon Mortgage Pass-Through Trust
4.300% due 08/25/2035 ~	12	10

GreenPoint Mortgage Funding Trust
2.666% due 01/25/2037 •	8,264	7,807

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSMSC Pass-Through Trust
2.940% due 12/26/2036 •		$4,097	$2,194

GSR Mortgage Loan Trust
4.521% due 09/25/2035 ~		40	41

HarborView Mortgage Loan Trust
2.702% due 07/19/2047 •		11,281	11,006

HomeBanc Mortgage Trust
3.817% due 04/25/2037 ^~		642	592

IndyMac Mortgage Loan Trust
2.696% due 05/25/2046 •		878	844
2.786% due 06/25/2037 ^•		217	137
3.266% due 05/25/2034 •		8	8
4.276% due 12/25/2034 ~		11	12

JPMorgan Alternative Loan Trust
6.000% due 12/27/2036		3,096	2,540

JPMorgan Mortgage Trust
4.570% due 02/25/2035 ~		31	31
6.000% due 01/25/2036 ^		375	297

Merrill Lynch Mortgage Investors Trust
2.696% due 02/25/2036 •		67	64
2.736% due 11/25/2035 •		3	3

RBSSP Resecuritization Trust
4.702% due 10/26/2035 ~		639	645

Residential Accredit Loans, Inc. Trust
2.636% due 02/25/2047 •		3,580	3,389
2.646% due 01/25/2037 •		8,422	7,987
2.656% due 01/25/2037 •		5,546	5,117
2.671% due 12/25/2036 •		139	128
3.673% due 11/25/2037 ~		8,154	7,346
4.994% due 09/25/2034 ~		5,228	5,171
5.000% due 09/25/2036 ^		285	255
6.000% due 03/25/2037 ^		3,291	3,024

Residential Asset Securitization Trust
5.500% due 09/25/2035 ^		3,937	3,239

Structured Adjustable Rate Mortgage Loan Trust
3.797% due 01/25/2035 ^•		97	93

Structured Asset Mortgage Investments Trust
2.606% due 08/25/2036 •		11,893	10,955
2.676% due 07/25/2046 ^•		3,728	2,983
2.706% due 05/25/2036 •		139	127
2.706% due 05/25/2046 •		492	281
2.732% due 07/19/2035 •		74	74
2.766% due 02/25/2036 ^•		259	246
3.732% due 02/25/2036 ^•		1,080	1,064

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.410% due 06/25/2033 ~		20	20

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	8,300	10,813

UBS-Barclays Commercial Mortgage Trust
0.963% due 03/10/2046 ~(a)		$25,797	798

WaMu Mortgage Pass-Through Certificates Trust
2.776% due 10/25/2045 •		1,021	1,006
2.776% due 12/25/2045 •		14,908	14,819
2.796% due 01/25/2045 •		51	51
3.126% due 01/25/2045 •		50	51

Washington Mutual Mortgage Pass-Through Certificates Trust
3.227% due 11/25/2046 •		3,621	3,317
3.247% due 10/25/2046 ^•		5,374	4,702

Wells Fargo Mortgage-Backed Securities Trust
4.672% due 10/25/2033 ~		26	26

Total Non-Agency Mortgage-Backed Securities (Cost $123,797)			135,930

ASSET-BACKED SECURITIES 12.4%

Aames Mortgage Investment Trust
4.511% due 01/25/2035 •		5,000	4,765

ACE Securities Corp. Home Equity Loan Trust
2.636% due 07/25/2036 •		4,412	2,146
2.726% due 12/25/2036 •		15,099	9,653

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.936% due 10/25/2035 •	$1,189	$1,195
2.956% due 10/25/2035 •	9,500	8,931

Allegro CLO Ltd.
3.971% due 01/30/2026 •	873	873

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.251% due 10/25/2035 •	7,530	7,524
3.506% due 10/25/2034 •	1,000	1,007
3.611% due 11/25/2034 •	2,972	2,942

Argent Mortgage Loan Trust
2.966% due 05/25/2035 •	3,695	3,524

Asset-Backed Funding Certificates Trust
3.176% due 07/25/2035 •	3,065	3,072

Asset-Backed Securities Corp. Home Equity Loan Trust
3.581% due 02/25/2035 •	1,398	1,401

Bear Stearns Asset-Backed Securities Trust
2.936% due 08/25/2036 •	7,738	7,591
4.764% due 10/25/2036 ~	405	411

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •	5,438	5,500

Citigroup Mortgage Loan Trust, Inc.
2.766% due 08/25/2036 •	14,200	13,740
2.896% due 10/25/2035 •	723	725

Countrywide Asset-Backed Certificates
2.626% due 06/25/2035 •	5,305	4,813
2.626% due 03/25/2037 •	1,212	1,110
2.666% due 11/25/2047 ^•	2,293	1,889
2.686% due 06/25/2047 ^•	3,416	3,019
2.696% due 05/25/2047 ^•	6,080	5,229
2.706% due 09/25/2037 ^•	1,484	1,253
2.736% due 01/25/2046 ^•	6,564	6,247
2.736% due 06/25/2047 •	2,782	2,613
2.766% due 09/25/2036 •	3,031	3,032
2.926% due 04/25/2036 •	11,140	11,141
3.521% due 12/25/2035 •	5,093	4,951

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	2,664	2,680

First Franklin Mortgage Loan Trust
2.626% due 09/25/2036 •	23	23
3.346% due 08/25/2032 •	3,347	3,318
3.356% due 09/25/2034 •	778	780

Fremont Home Loan Trust
2.621% due 10/25/2036 •	3,341	3,139
2.816% due 01/25/2036 •	419	404

GE-WMC Mortgage Securities Trust
2.526% due 08/25/2036 •	8	5

GSAA Trust
3.196% due 06/25/2035 •	5,000	4,694

GSAMP Trust
2.666% due 11/25/2035 •	51	11
2.716% due 01/25/2037 •	7,000	6,008
2.736% due 05/25/2046 •	12,450	11,830
2.806% due 03/25/2046 •	10,400	10,130
4.286% due 06/25/2035 •	6,927	6,761

Halcyon Loan Advisors Funding Ltd.
3.861% due 10/22/2025 •	1,180	1,179

Home Equity Loan Trust
2.826% due 04/25/2037 •	11,054	8,855

HSI Asset Securitization Corp. Trust
2.586% due 07/25/2036 •	5,330	3,084

JPMorgan Mortgage Acquisition Trust
2.746% due 03/25/2037 •	487	481
2.756% due 05/25/2036 •	1,700	1,642

Lehman XS Trust
2.646% due 05/25/2036 •	4,899	4,885

Long Beach Mortgage Loan Trust
2.656% due 12/25/2036 •	12,487	6,052
3.006% due 08/25/2045 •	1,162	1,130
3.046% due 10/25/2034 •	186	182
3.131% due 11/25/2035 •	650	645
3.221% due 08/25/2035 •	242	243

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Asset-Backed Securities Trust
2.596% due 11/25/2036 •	$22,267	$10,187
2.986% due 10/25/2035 ^•	4,518	4,266

Merrill Lynch Mortgage Investors Trust
2.596% due 07/25/2037 •	17,107	9,612
2.596% due 08/25/2037 •	6,682	4,125

Morgan Stanley ABS Capital, Inc. Trust
2.616% due 10/25/2036 •	1,114	1,062
2.616% due 02/25/2037 •	6,123	5,625
2.646% due 09/25/2036 •	1,167	668
3.191% due 12/25/2034 •	1,241	1,156

Mountain Hawk CLO Ltd.
3.980% due 04/18/2025 •	1,496	1,497

Navient Private Education Loan Trust
2.884% due 12/16/2058 •	911	912

NovaStar Mortgage Funding Trust
3.566% due 06/25/2035 •	3,494	3,499

OHA Credit Partners Ltd.
3.771% due 10/20/2025	492	494

OHA Loan Funding Ltd.
4.122% due 01/23/2027 •	2,000	2,001

Option One Mortgage Loan Trust
2.846% due 01/25/2036 •	7,800	7,013

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.536% due 10/25/2034 •	1,800	1,821
4.286% due 12/25/2034 •	1,208	1,222

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 Ø	12,988	5,756

Residential Asset Mortgage Products Trust
2.706% due 12/25/2035 •	1,062	930
3.176% due 10/25/2035 •	6,890	6,828

Residential Asset Securities Corp. Trust
2.756% due 08/25/2036 •	15,000	14,450
2.956% due 11/25/2035 •	4,493	4,296

Residential Asset Securitization Trust
2.836% due 10/25/2048 •	8	8

Securitized Asset-Backed Receivables LLC Trust
2.656% due 08/25/2036 ^•	731	330
2.726% due 07/25/2036 •	7,375	4,120
3.146% due 08/25/2035 ^•	2,716	1,835
3.536% due 03/25/2035 •	2,599	2,377

Soundview Home Loan Trust
2.646% due 10/25/2036 •	4,469	4,450
2.666% due 02/25/2037 •	760	290

Specialty Underwriting & Residential Finance Trust
3.461% due 12/25/2035 •	308	307

Structured Asset Investment Loan Trust
2.616% due 07/25/2036 •	1,480	1,171
2.636% due 09/25/2036 •	2,497	2,397
3.416% due 06/25/2035 •	10,000	9,370
3.436% due 08/25/2033 •	15,556	15,493

Structured Asset Securities Corp. Mortgage Loan Trust
2.646% due 03/25/2036 •	576	545
2.656% due 12/25/2036 •	2,709	2,646
3.989% due 04/25/2035 •	156	153

Sudbury Mill CLO Ltd.
3.923% due 01/17/2026 •	6,991	6,994

Symphony CLO Ltd.
3.817% due 10/15/2025 •	8,860	8,869

TICP CLO Ltd.
3.601% due 04/20/2028 •	3,800	3,773

Venture CLO Ltd.
3.667% due 04/15/2027	4,600	4,563

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø	4,524	4,518

WaMu Asset-Backed Certificates WaMu Trust
2.711% due 05/25/2037 •	6,672	6,342

Total Asset-Backed Securities (Cost $336,813)		366,429

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.8%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		$11,800	$6,859
5.875% due 01/11/2028		5,950	4,582
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,191	71
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		141,751	3,648

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	15,296	17,761

Brazil Government International Bond
5.625% due 02/21/2047		$4,400	4,381

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (f)	BRL	31,596	9,529
6.000% due 05/15/2055 (f)		24,256	7,805

Israel Government International Bond
4.125% due 01/17/2048		$1,300	1,349

Japan Government International Bond
0.000% due 03/10/2028 (f)	JPY	6,988,990	65,804

Peru Government International Bond
5.940% due 02/12/2029	PEN	7,200	2,284
6.350% due 08/12/2028		30,150	9,843
8.200% due 08/12/2026		13,400	4,852

Saudi Government International Bond
2.375% due 10/26/2021		$300	295
4.000% due 04/17/2025		2,900	2,975
5.000% due 04/17/2049		1,700	1,764

Total Sovereign Issues (Cost $151,353)			143,802

SHORT-TERM INSTRUMENTS 2.0%

CERTIFICATES OF DEPOSIT 0.5%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		8,100	8,114

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		7,200	7,203

			15,317

REPURCHASE AGREEMENTS (i) 1.5%
			44,397

ARGENTINA TREASURY BILLS 0.0%
46.375% due 04/12/2019 - 06/28/2019 (c)(d)	ARS	25,484	664

U.S. TREASURY BILLS 0.0%
2.438% due 04/11/2019 (d)(e)(n)		$54	54

Total Short-Term Instruments (Cost $60,372)			60,432

Total Investments in Securities (Cost $3,456,697)			3,495,302

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	69

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 16.7%

SHORT-TERM INSTRUMENTS 16.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.7%

PIMCO Short Asset Portfolio	48,672,744	$$484,245

PIMCO Short-Term Floating NAV Portfolio III	956,016	9,454

Total Short-Term Instruments (Cost $496,622)		493,699

Total Investments in Affiliates (Cost $496,622)		493,699

Total Investments 134.6% (Cost $3,953,319)		$3,989,001

Financial Derivative Instruments (k)(m) (2.3)% (Cost or Premiums, net $31,248)		(67,546)

Other Assets and Liabilities, net (32.3)%		(957,598)

Net Assets 100.0%		$2,963,857

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.500%	03/29/2019	04/01/2019		$25,900	U.S. Treasury Notes 2.000% due 10/31/2022	$(26,442)	$25,900	$25,905
FICC	2.000	03/29/2019	04/01/2019		418	U.S. Treasury Notes 1.125% due 06/30/2021	(431)	418	418
MEI	1.710	03/07/2019	04/08/2019	CAD	24,160	Canada Government International Bond 2.750% due 12/01/2048	(19,015)	18,079	18,100

Total Repurchase Agreements							$(45,888)	$44,397	$44,423

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	2.250%	03/28/2019	04/15/2019			$(16,912)	$(16,917)
DEU	2.460	03/26/2019	04/09/2019			(61,146)	(61,171)
	2.470	03/28/2019	04/04/2019			(1,539)	(1,540)
JML	(1.900)	03/07/2019	TBD	(3)	EUR	(1,908)	(2,137)
SGY	2.330	03/25/2019	04/25/2019			$(50,813)	(50,835)
	2.350	03/29/2019	04/01/2019			(9,828)	(9,830)
	2.450	03/20/2019	04/22/2019			(86,967)	(87,038)

Total Reverse Repurchase Agreements							$(229,468)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
BCY	2.050%	03/29/2019	04/01/2019	$(25,907)	$(25,912)
UBS	2.630	01/17/2019	04/17/2019	(21,457)	(21,574)
	2.640	02/15/2019	04/23/2019	(45,249)	(45,398)
	2.640	02/15/2019	04/30/2019	(65,809)	(66,027)

Total Sale-Buyback Transactions					$(158,911)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(5)
Canada (0.6)%
Sovereign Issues (0.6)%
Canadian Government Bond	2.750%	12/01/2048	CAD	21,100	$(18,004)	$(18,967)

United States (0.4)%
U.S. Government Agencies (0.4)%
Fannie Mae, TBA	5.000	04/01/2049		$9,600	(10,067)	(10,152)

Total Short Sales (1.0)%					$(28,071)	$(29,119)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Payable for Short Sales(5)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(6)
Global/Master Repurchase Agreement
BCY	$25,905	$0	$0	$0	$25,905	$(26,442)	$(537)
BOS	0	(16,917)	0	0	(16,917)	16,823	(94)
DEU	0	(62,711)	0	0	(62,711)	62,501	(210)
FICC	418	0	0	0	418	(431)	(13)
JML	0	(2,137)	0	0	(2,137)	2,168	31
MEI	18,100	0	0	0	18,100	(18,118)	(18)
SGY	0	(147,703)	0	0	(147,703)	146,871	(832)

Master Securities Forward Transaction Agreement
BCY	0	0	(25,912)	0	(25,912)	25,959	47
RBC	0	0	0	(18,967)	(18,967)	0	(18,967)
UBS	0	0	(132,999)	0	(132,999)	132,737	(262)

Total Borrowings and Other Financing Transactions	$44,423	$(229,468)	$(158,911)	$(18,967)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	71

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,137)	$(2,137)
U.S. Treasury Obligations	(9,830)	(217,501)	0	0	(227,331)

Total	$(9,830)	$(217,501)	$0	$(2,137)	$(229,468)

Sale-Buyback Transactions
U.S. Treasury Obligations	(25,912)	(132,999)	0	0	(158,911)

Total	$(25,912)	$(132,999)	$0	$0	$(158,911)

Total Borrowings	$(35,742)	$(350,500)	$0	$(2,137)	$(388,379)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(388,379)

(j)	Securities with an aggregate market value of $390,815 and cash of $897 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(57,952) at a weighted average interest rate of 2.017%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(239) of deferred price drop.
(5)	Payable for short sales includes $145 of accrued interest.
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$110.000	05/24/2019	1,072	$1,072	$9	$1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.000	05/24/2019	2,418	2,418	21	2
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.500	05/24/2019	1,090	1,090	9	1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	440	440	4	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	1,672	1,672	14	2
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.000	05/24/2019	160	160	1	0
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.250	05/24/2019	749	1,498	7	13
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.500	05/24/2019	114	228	1	2
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.750	05/24/2019	391	782	3	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.000	05/24/2019	864	864	8	1
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.500	05/24/2019	130	130	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.750	05/24/2019	5,759	5,759	50	6

Total Purchased Options					$128	$28

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar September Futures	09/2020	1,563	$382,310	$2,658	$0	$(313)
Euro-Bobl June Futures	06/2019	459	68,552	376	20	(82)
Euro-Bund 10-Year Bond June Futures	06/2019	233	43,476	156	0	(65)
Mini MSCI EAFE Index June Futures	06/2019	840	78,389	960	197	(1)
U.S. Treasury 2-Year Note June Futures	06/2019	176	37,505	(7)	178	(7)
U.S. Treasury 5-Year Note June Futures	06/2019	6,775	784,736	7,261	0	(1,535)
U.S. Treasury 10-Year Note June Futures	06/2019	4,721	586,437	6,568	0	(1,558)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	384	64,512	2,118	0	(144)

				$20,090	$395	$(3,705)

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	2,886	$(706,024)	$(2,384)	$541	$0
90-Day Eurodollar March Futures	03/2020	8,521	(2,080,935)	(14,525)	1,598	0
90-Day Eurodollar September Futures	09/2021	1,563	(382,427)	(3,090)	235	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	279	(391)	(113)	75	0
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	279	(128)	69	3	(6)
U.S. Treasury 30-Year Bond June Futures	06/2019	1,940	(290,333)	(5,868)	581	(37)
United Kingdom Long Gilt June Futures	06/2019	152	(25,612)	(404)	12	(18)

				$(26,315)	$3,045	$(61)

Total Futures Contracts				$(6,225)	$3,440	$(3,766)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Boston Scientific Corp.	(1.000)%	Quarterly	06/20/2020	0.072%	$ 2,000	$(52)	$29	$(23)	$0	$0
Constellation Energy Group, Inc.	(1.000)	Quarterly	06/20/2020	0.059	1,000	(27)	14	(13)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	09/20/2020	0.201	1,500	(35)	17	(18)	0	0

						$(114)	$60	$(54)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2023	0.512%	$ 6,300	$(73)	$212	$139	$3	$0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.840	400	74	(29)	45	0	0
Sprint Communications, Inc.	5.000	Quarterly	09/20/2019	0.516	4,000	232	(139)	93	0	0

						$233	$44	$277	$3	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	172,600	$(21)	$(2,707)	$(2,728)	$7	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	22,850	(432)	2,104	1,672	0	(259)
Receive(6)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019	$	253,500	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2020		1,300	17	(1)	16	1	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		48,800	(458)	144	(314)	31	0
Receive(6)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		56,200	(192)	(163)	(355)	38	0
Receive(6)	3-Month USD-LIBOR	2.320	Semi-Annual	03/31/2021		90,400	0	76	76	95	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2021		113,300	3,210	(2,150)	1,060	131	0
Pay(6)	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021		314,500	0	(549)	(549)	0	(398)
Receive(6)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		805,400	(27)	(5,934)	(5,961)	384	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		198,500	7,522	(6,205)	1,317	385	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		260,300	0	8,002	8,002	0	(543)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		285,400	(3,021)	10,158	7,137	0	(604)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		182,900	251	652	903	0	(152)
Receive(6)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		204,700	0	(2,893)	(2,893)	442	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		131,200	(34)	(5,567)	(5,601)	329	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		79,800	0	(3,434)	(3,434)	190	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		316,800	19,598	(15,374)	4,224	782	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,800	(8)	10	2	4	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		129,100	(204)	(740)	(944)	43	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		88,510	(1,513)	4,891	3,378	236	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		16,200	907	102	1,009	39	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		8,800	(181)	46	(135)	23	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		172,500	9,736	(8,714)	1,022	463	0
Pay(6)	3-Month USD-LIBOR	3.406	Semi-Annual	10/12/2028		186,800	0	6,929	6,929	0	(101)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	73

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month USD-LIBOR	2.985%	Semi-Annual	06/05/2029	$	168,700	$(2,332)	$(6,038)	$(8,370)	$428	$0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/16/2030		6,700	(87)	31	(56)	18	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036		253,800	2,247	13,188	15,435	94	(484)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		151,500	907	(12,181)	(11,274)	386	0
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		6,400	197	(33)	164	19	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		2,400	274	(230)	44	7	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		38,400	0	(3,808)	(3,808)	129	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048		39,800	0	(4,390)	(4,390)	135	0
Receive(6)	3-Month USD-LIBOR	3.005	Semi-Annual	04/23/2049		12,100	0	(1,018)	(1,018)	40	0
Receive(6)	3-Month USD-LIBOR	3.007	Semi-Annual	05/30/2049		4,500	0	(380)	(380)	15	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		48,100	(1,135)	(2,848)	(3,983)	164	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025	EUR	5,700	90	(246)	(156)	14	0
Pay(6)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		54,700	0	3,124	3,124	0	(449)
Receive(6)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		17,000	(266)	(1,896)	(2,162)	317	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	737,200	1,603	3,918	5,521	30	0
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020		3,100	(99)	72	(27)	0	0
Receive(6)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		737,200	51	(1,583)	(1,532)	0	(75)
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		38,400	(2,610)	1,097	(1,513)	0	(5)
Pay(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		57,500	768	1,144	1,912	0	(8)
Receive(6)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		9,300	3	(579)	(576)	20	0
Receive(6)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		39,400	0	(2,450)	(2,450)	84	0
Receive(6)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		39,900	251	(2,447)	(2,196)	120	0
Receive(6)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		32,900	0	(2,004)	(2,004)	99	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		6,700	108	(417)	(309)	52	0
Pay(6)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	83,630,000	2,405	3,417	5,822	298	0
Receive(6)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		33,260,000	(708)	(4,203)	(4,911)	0	(243)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		12,790,000	27	1,690	1,717	99	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		36,780,000	3,747	3,529	7,276	304	0
Pay	6-Month JPY-LIBOR	0.338	Semi-Annual	11/12/2028		15,000	0	4	4	0	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		970,000	0	(729)	(729)	0	(54)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		3,060,000	196	(1,970)	(1,774)	0	(168)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		770,000	0	(555)	(555)	0	(43)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		12,560,000	(1,264)	(6,907)	(8,171)	0	(703)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		1,980,000	1,773	(1,776)	(3)	0	(225)
Receive	CPTFEMU	0.740	Maturity	01/15/2020	EUR	6,900	(64)	131	67	0	(5)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		5,350	(7)	(399)	(406)	16	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		4,850	15	727	742	0	(37)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	38,200	(4)	258	254	0	(84)
Pay	UKRPI	3.593	Maturity	11/15/2028		6,300	0	153	153	0	(12)
Pay	UKRPI	3.595	Maturity	11/15/2028		24,400	293	310	603	0	(48)
Pay	UKRPI	3.603	Maturity	11/15/2028		7,500	0	195	195	0	(15)

							$41,529	$(47,416)	$(5,887)	$6,511	$(4,715)

Total Swap Agreements							$41,648	$(47,312)	$(5,664)	$6,514	$(4,715)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$28	$3,440	$6,786	$10,254	$0	$(3,766)	$(4,715)	$(8,481)

(l)

Securities with an aggregate market value of $48,777 and cash of $3,992 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $272 for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	83,332		$61,679	$100	$0

BOA	04/2019	DKK	335,547		51,480	1,063	0
	04/2019	JPY	4,819,400		43,251	24	(258)
	04/2019	NOK	65,289		7,598	28	0
	04/2019		$50,840	DKK	335,547	0	(423)
	05/2019		7,607	NOK	65,289	0	(28)
	05/2019		23,552	ZAR	318,275	0	(1,591)
	06/2019	ILS	24,796		$6,880	20	0
	07/2019	DKK	335,547		51,257	429	0

BPS	04/2019	ARS	5,993		138	0	0
	04/2019	JPY	1,210,300		10,871	0	(49)
	04/2019		$136	ARS	5,993	2	0
	04/2019		158,050	CHF	157,362	0	(17)
	04/2019		14,637	CNH	98,386	0	(3)
	04/2019		532,705	GBP	404,842	0	(5,419)
	05/2019	ARS	5,993		$129	0	(2)
	05/2019	CHF	157,362		158,512	11	0
	05/2019	GBP	404,842		533,521	5,412	0
	06/2019	TWD	945,819		30,772	33	0

BRC	04/2019	JPY	37,796,519		341,900	869	0
	06/2019	EUR	1,925	TRY	12,442	0	(74)

CBK	04/2019	AUD	11,485		$8,177	22	0
	04/2019	BRL	55,588		14,265	68	0
	04/2019	GBP	15,135		20,011	298	0
	04/2019	JPY	962,600		8,737	49	(1)
	04/2019	MXN	300		16	0	0
	04/2019	SEK	32,815		3,565	36	0
	04/2019		$10	ARS	456	0	0
	04/2019		14,382	BRL	55,588	0	(185)
	04/2019		1,105	EUR	982	0	(4)
	04/2019		2,168	GBP	1,631	0	(44)
	04/2019		781,561	JPY	86,212,207	0	(3,683)
	05/2019	BRL	55,588		$14,356	187	0
	05/2019	JPY	86,212,207		783,747	3,460	0
	05/2019		$16	MXN	300	0	0
	06/2019	EUR	1,279	TRY	8,272	0	(48)
	06/2019	TRY	25,120	EUR	3,878	140	0

DUB	04/2019	ARS	32,690		$832	79	0
	04/2019		$754	ARS	32,690	0	(1)

GLM	04/2019	ARS	28,791		$664	1	0
	04/2019	AUD	276,140		197,395	1,322	0
	04/2019	CHF	12,898		12,950	0	(3)
	04/2019	CNY	28,780		4,127	0	(156)
	04/2019	EUR	698,329		797,130	13,779	0
	04/2019	GBP	391,338		520,477	10,779	0
	04/2019	JPY	14,645,520		132,606	462	0
	04/2019		$664	ARS	28,791	3	(2)
	04/2019		203,879	AUD	287,625	349	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	75

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2019		$2,701	EUR	2,385	$0	$(25)
	05/2019	ARS	26,957		$588	0	(4)
	05/2019	AUD	287,625		204,000	0	(353)
	05/2019		$183	ARS	8,118	0	(5)
	06/2019	KRW	7,563,255		$6,747	84	0

HUS	04/2019	ARS	2,094		49	1	0
	04/2019	CAD	43,620		33,057	415	0
	04/2019	CNH	125,220		18,637	11	0
	04/2019		$135	ARS	6,044	1	0
	04/2019		4,283	CNY	28,780	1	0
	04/2019		16	MXN	300	0	0
	04/2019		7,599	NOK	65,289	0	(30)
	05/2019		334	ARS	14,440	0	(18)
	06/2019	CNY	28,780		$4,280	0	0
	06/2019		$18,631	CNH	125,220	0	(10)
	11/2019		61,166		414,431	394	0
	01/2021	BRL	3,010		$464	0	(258)

IND	04/2019		$77,551	SEK	722,678	179	0
	05/2019	SEK	722,678		$77,732	0	(177)

JPM	04/2019	CHF	242,808		244,198	353	0
	04/2019	EUR	167,881		191,451	3,130	0
	04/2019	JPY	3,481,700		31,327	38	(126)
	11/2019	CNH	241,565		34,534	0	(1,349)

MSB	05/2019		$176	ARS	7,483	0	(12)
	06/2019	EUR	674	TRY	4,363	0	(25)

MYI	04/2019	JPY	1,243,900		$11,248	0	0
	04/2019	SEK	689,863		74,647	447	0
	05/2019	CHF	46,286		46,616	0	(5)
	05/2019	ZAR	131,117		9,156	109	0

RYL	04/2019	CAD	24,162		18,003	0	(78)
	04/2019		$3,848	CNH	26,833	144	0

SCX	04/2019	BRL	55,588		$14,844	647	0
	04/2019	JPY	1,243,900		11,266	42	0
	04/2019	NZD	8,800		6,051	58	0
	04/2019		$14,265	BRL	55,588	0	(68)
	04/2019		52,240	CHF	52,059	41	0
	04/2019		5,981	NZD	8,800	12	0
	05/2019	CHF	52,059		$52,392	0	(43)
	05/2019	NZD	8,800		5,984	0	(12)
	06/2019	HKD	801,417		102,500	168	0
	11/2019	CNH	172,865		24,693	0	(985)

SOG	04/2019		$3,862	TRY	21,045	0	(166)
	05/2019	EUR	862,843		$970,128	0	(306)
	06/2019	HKD	65,470		8,365	5	0

SSB	04/2019		$17,934	CAD	23,982	13	0
	05/2019	ZAR	184,663		$12,997	255	0

UAG	04/2019	JPY	23,442,268		212,910	1,394	0
	04/2019		$32,625	CAD	43,800	152	0
	05/2019	CAD	43,800		$32,650	0	(152)

Total Forward Foreign Currency Contracts						$47,119	$(16,198)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	40,409	$172	$157

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	34,548	139	135

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	29,312	242	150

						$553	$442

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	304,300	$2,434	$3,458
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	310,900	1,824	2,478
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	70,600	2,838	362
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	20,700	1,007	238

							$8,103	$6,536

Total Purchased Options							$8,656	$6,978

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	19,893	$(331)	$(1,000)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	58,624	(255)	(135)

						$(586)	$(1,135)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	659,500	$(3,157)	$(5,657)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	406,150	(1,972)	(3,652)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	1,389,100	(6,529)	(12,533)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	512,600	(2,840)	(79)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	160,700	(2,435)	(3,598)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	164,100	(1,824)	(2,595)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	20,700	(636)	(96)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	20,700	(371)	(35)

							$(19,764)	$(28,245)

Total Written Options							$(20,350)	$(29,380)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EUR	2,850	$529	$(202)	$327	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		1,750	321	(120)	201	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		1,650	315	(126)	189	0

								$1,165	$(448)	$717	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$3,200	$5	$2	$7	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	52,400	$(4)	$(96)	$0	$(100)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	77

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	NDDUEAFE Index	72,040	2.522% (3-Month USD-LIBOR less a specified spread)	Maturity	04/24/2019	$435,585	$0	$(29,935)	$0	$(29,935)
	Receive	NDDUEAFE Index	66,398	2.597% (3-Month USD-LIBOR less a specified spread)	Maturity	08/22/2019	400,737	0	(23,461)	0	(23,461)

CBK	Receive	NDDUEAFE Index	16,132	2.325% (3-Month USD-LIBOR less a specified spread)	Maturity	09/16/2020	93,690	0	(529)	0	(529)

JPM	Receive	NDDUEAFE Index	48,660	2.478% (3-Month USD-LIBOR less a specified spread)	Maturity	09/12/2019	293,571	0	(16,721)	0	(16,721)

MEI	Receive	NDDUEAFE Index	19,171	1.793% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/20/2019	112,371	0	(1,629)	0	(1,629)
	Receive	NDDUEAFE Index	6,390	2.163% (3-Month USD-LIBOR less a specified spread)	Quarterly	09/18/2019	37,455	0	(547)	0	(547)

MYI	Receive	NDDUEAFE Index	57,465	1.831% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/16/2019	328,746	0	2,802	2,802	0
	Receive	NDDUEAFE Index	93,140	2.474% (3-Month USD-LIBOR less a specified spread)	Quarterly	07/15/2019	524,857	0	12,026	12,026	0

SOG	Receive	NDDUEAFE Index	47,531	1.755% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/21/2019	276,045	0	(1,503)	0	(1,503)
	Receive	NDDUEAFE Index	72,427	2.637% (3-Month USD-LIBOR less a specified spread)	Maturity	08/08/2019	430,208	0	(18,965)	0	(18,965)

								$0	$(78,462)	$14,828	$(93,290)

Total Swap Agreements								$1,166	$(79,004)	$15,552	$(93,390)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$100	$0	$0	$100	$0	$0	$0	$0	$100	$0	$100
BOA	1,564	0	0	1,564	(2,300)	0	0	(2,300)	(736)	1,243	507
BPS	5,458	0	327	5,785	(5,490)	0	(53,396)	(58,886)	(53,101)	58,181	5,080
BRC	869	0	0	869	(74)	0	0	(74)	795	109	904
CBK	4,260	0	201	4,461	(3,965)	(1,000)	(529)	(5,494)	(1,033)	1,620	587
DUB	79	0	0	79	(1)	(5,657)	0	(5,658)	(5,579)	5,133	(446)
GLM	26,779	0	0	26,779	(548)	(3,652)	(100)	(4,300)	22,479	(20,532)	1,947
HUS	823	157	196	1,176	(316)	0	0	(316)	860	(1,060)	(200)
IND	179	0	0	179	(177)	0	0	(177)	2	0	2
JPM	3,521	0	0	3,521	(1,475)	0	(16,721)	(18,196)	(14,675)	16,686	2,011
MEI	0	0	0	0	0	0	(2,176)	(2,176)	(2,176)	2,929	753
MSB	0	0	0	0	(37)	0	0	(37)	(37)	0	(37)
MYC	0	6,536	0	6,536	0	(18,936)	0	(18,936)	(12,400)	12,108	(292)
MYI	556	135	14,828	15,519	(5)	0	0	(5)	15,514	(11,360)	4,154
NGF	0	0	0	0	0	0	0	0	0	(8,315)	(8,315)
RYL	144	0	0	144	(78)	0	0	(78)	66	(205)	(139)
SCX	968	150	0	1,118	(1,108)	(135)	0	(1,243)	(125)	0	(125)
SOG	5	0	0	5	(472)	0	(20,468)	(20,940)	(20,935)	24,410	3,475
SSB	268	0	0	268	0	0	0	0	268	(280)	(12)
UAG	1,546	0	0	1,546	(152)	0	0	(152)	1,394	(670)	724

Total Over the Counter	$47,119	$6,978	$15,552	$69,649	$(16,198)	$(29,380)	$(93,390)	$(138,968)

(n)

Securities with an aggregate market value of $125,217 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$28	$28
Futures	0	0	197	0	3,243	3,440
Swap Agreements	0	3	0	0	6,783	6,786

	$0	$3	$197	$0	$10,054	$10,254

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47,119	$0	$47,119
Purchased Options	0	0	0	442	6,536	6,978
Swap Agreements	0	724	14,828	0	0	15,552

	$0	$724	$14,828	$47,561	$6,536	$69,649

	$0	$727	$15,025	$47,561	$16,590	$79,903

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$1	$0	$3,765	$3,766
Swap Agreements	0	0	0	0	4,715	4,715

	$0	$0	$1	$0	$8,480	$8,481

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,198	$0	$16,198
Written Options	0	0	0	1,135	28,245	29,380
Swap Agreements	0	0	93,290	0	100	93,390

	$0	$0	$93,290	$17,333	$28,345	$138,968

	$0	$0	$93,291	$17,333	$36,825	$147,449

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	79

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(681)	$(681)
Written Options	0	0	0	0	2,163	2,163
Futures	0	0	(13,627)	0	19,528	5,901
Swap Agreements	0	247	0	0	8,110	8,357

	$0	$247	$(13,627)	$0	$29,120	$15,740

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$294,065	$0	$294,065
Purchased Options	0	0	0	(748)	2,338	1,590
Written Options	0	377	265	5,708	(1,281)	5,069
Swap Agreements	0	(219)	(57,505)	0	0	(57,724)

	$0	$158	$(57,240)	$299,025	$1,057	$243,000

	$0	$405	$(70,867)	$299,025	$30,177	$258,740

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(72)	$(72)
Futures	0	0	3,174	0	(11,969)	(8,795)
Swap Agreements	0	(91)	0	0	(57,191)	(57,282)

	$0	$(91)	$3,174	$0	$(69,232)	$(66,149)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,325	$0	$18,325
Purchased Options	0	0	0	9	5,975	5,984
Written Options	0	0	0	(354)	(10,165)	(10,519)
Swap Agreements	0	(266)	(114,026)	0	(209)	(114,501)

	$0	$(266)	$(114,026)	$17,980	$(4,399)	$(100,711)

	$0	$(357)	$(110,852)	$17,980	$(73,631)	$(166,860)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,741	$6,889	$8,630
Corporate Bonds & Notes
Banking & Finance	0	213,700	0	213,700
Industrials	0	47,793	0	47,793
Utilities	0	35,222	0	35,222
Municipal Bonds & Notes
California	0	3,083	0	3,083
Illinois	0	4,817	0	4,817
Pennsylvania	0	129	0	129
Texas	0	2,545	0	2,545
U.S. Government Agencies	0	567,356	0	567,356
U.S. Treasury Obligations	0	1,905,434	0	1,905,434
Non-Agency Mortgage-Backed Securities	0	135,930	0	135,930
Asset-Backed Securities	0	366,429	0	366,429
Sovereign Issues	0	143,802	0	143,802
Short-Term Instruments
Certificates of Deposit	0	15,317	0	15,317
Repurchase Agreements	0	44,397	0	44,397
Argentina Treasury Bills	0	664	0	664
U.S. Treasury Bills	0	54	0	54

	$0	$3,488,413	$6,889	$3,495,302

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$493,699	$0	$0	$493,699

Total Investments	$493,699	$3,488,413	$6,889	$3,989,001

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(18,967)	$0	$(18,967)
U.S. Government Agencies	0	(10,152)	0	(10,152)

	$0	$(29,119)	$0	$(29,119)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,440	6,542	0	9,982
Over the counter	0	69,649	0	69,649

	$3,440	$76,191	$0	$79,631

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,766)	(4,715)	0	(8,481)
Over the counter	0	(138,968)	0	(138,968)

	$(3,766)	$(143,683)	$0	$(147,449)

Total Financial Derivative Instruments	$(326)	$(67,492)	$0	$(67,818)

Totals	$493,373	$3,391,802	$6,889	$3,892,064

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.4%

Altice France S.A.
6.484% due 08/14/2026		$399	$383

Caesars Resort Collection LLC
5.249% due 12/22/2024		1,185	1,173

Diamond Resorts Corp.
6.249% due 09/02/2023 «		599	568

SS&C Technologies, Inc.
4.749% due 04/16/2025		398	395

State of Rio de Janeiro
6.024% due 12/20/2020 «		1,500	1,489

Unitymedia Hessen GmbH & Co. KG
2.750% due 01/15/2027	EUR	2,100	2,356

Verifone Systems, Inc.
6.683% due 08/20/2025		$299	295

Total Loan Participations and Assignments (Cost $6,820)			6,659

CORPORATE BONDS & NOTES 53.4%

BANKING & FINANCE 17.6%

AerCap Ireland Capital DAC
4.500% due 05/15/2021		1,000	1,022

Alpha Star Holding Ltd.
6.250% due 04/20/2022		1,200	1,156

American Tower Corp.
3.125% due 01/15/2027		1,800	1,728

Bank of America Corp.
3.389% (US0003M + 0.790%) due 03/05/2024 ~		1,100	1,097
4.100% due 07/24/2023		300	314

Barclays Bank PLC
7.625% due 11/21/2022 (h)		2,500	2,720
10.179% due 06/12/2021		740	838

Barclays PLC
7.875% due 09/15/2022 •(g)(h)	GBP	700	954
8.000% due 12/15/2020 •(g)(h)	EUR	200	242

BBVA Bancomer S.A.
5.125% due 01/18/2033 •(h)		$1,900	1,754

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		100	104

Blackstone CQP Holdco LP
6.000% due 08/18/2021		2,000	2,000
6.500% due 03/20/2021		900	900

BNP Paribas S.A.
7.625% due 03/30/2021 •(g)(h)		800	839

BPCE S.A.
4.500% due 03/15/2025		900	906
4.625% due 07/11/2024		1,200	1,225

Brixmor Operating Partnership LP
3.786% (US0003M + 1.050%) due 02/01/2022 ~		300	299

Carlyle Finance LLC
5.650% due 09/15/2048		100	99

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,085

China Evergrande Group
6.250% due 06/28/2021		200	191
8.250% due 03/23/2022		300	295

CIT Group, Inc.
4.750% due 02/16/2024		400	415

Citigroup, Inc.
8.125% due 07/15/2039		780	1,173

Compass Bank
2.750% due 09/29/2019		600	600

Country Garden Holdings Co. Ltd.
7.250% due 04/04/2021		800	810

Credit Suisse Group AG
2.997% due 12/14/2023 •		2,100	2,065
7.500% due 12/11/2023 •(g)(h)		800	848

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,400	$1,423

Crown Castle International Corp.
4.000% due 03/01/2027		200	202

Deutsche Bank AG
4.250% due 10/14/2021		3,000	3,017

Discover Bank
4.650% due 09/13/2028		1,000	1,049

Duke Realty LP
3.375% due 12/15/2027		300	296

Fidelity National Financial, Inc.
5.500% due 09/01/2022		2,800	2,970

FMR LLC
4.950% due 02/01/2033		2,000	2,277

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		4,286	3,978

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		600	595
3.272% due 09/29/2025 •		1,400	1,383
3.691% due 06/05/2028 •		1,600	1,586
3.850% due 01/26/2027		1,500	1,508
4.017% due 10/31/2038 •		100	96

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		900	885

HSBC Holdings PLC
5.875% due 09/28/2026 •(g)(h)	GBP	1,400	1,840
6.375% due 09/17/2024 •(g)(h)		$900	906
6.500% due 09/15/2037		1,000	1,246

Jefferies Finance LLC
7.500% due 04/15/2021		1,500	1,530

JPMorgan Chase & Co.
5.000% due 07/01/2019 •(g)		2,400	2,390

Kimco Realty Corp.
2.800% due 10/01/2026		1,600	1,508

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		500	487
4.344% due 01/09/2048		700	633
7.000% due 06/27/2019 •(g)(h)	GBP	800	1,044

LoanCore Capital Markets LLC
6.875% due 06/01/2020		$100	100

Mid-America Apartments LP
3.750% due 06/15/2024		1,500	1,530

Morgan Stanley
3.591% due 07/22/2028 •		1,700	1,690
3.691% (US0003M + 0.930%) due 07/22/2022 ~		500	503
3.958% (US0003M + 1.220%) due 05/08/2024 ~		200	202

National Retail Properties, Inc.
3.500% due 10/15/2027		900	887

Nationwide Building Society
4.000% due 09/14/2026		1,600	1,539

Navient Corp.
7.250% due 01/25/2022		200	213

Old Republic International Corp.
3.875% due 08/26/2026		300	296

Pacific Life Insurance Co.
9.250% due 06/15/2039		1,200	1,904

Progressive Corp.
3.700% due 01/26/2045		1,400	1,366

Quicken Loans, Inc.
5.250% due 01/15/2028		300	282

Royal Bank of Scotland Group PLC
5.076% due 01/27/2030 •		1,200	1,265
7.648% due 09/30/2031 •(g)		1,900	2,399

Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(g)(h)	GBP	200	269

Spirit Realty LP
4.450% due 09/15/2026		$1,500	1,489

SURA Asset Management S.A.
4.375% due 04/11/2027		1,300	1,300

Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		1,100	1,231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TP ICAP PLC
5.250% due 01/26/2024	GBP	500	$663

U.S. Bancorp
5.300% due 04/15/2027 •(g)		$200	204

UBS Group Funding Switzerland AG
3.634% (US0003M + 0.950%) due 08/15/2023 ~		2,100	2,092

Wells Fargo & Co.
3.300% due 09/09/2024		2,000	2,018
3.584% due 05/22/2028 •		700	704

Wells Fargo Bank N.A.
5.850% due 02/01/2037		750	908
6.600% due 01/15/2038		400	524

Weyerhaeuser Co.
4.000% due 11/15/2029		700	722
7.375% due 03/15/2032		1,200	1,587

			86,415

INDUSTRIALS 26.4%

AbbVie, Inc.
4.400% due 11/06/2042		3,100	2,887

Activision Blizzard, Inc.
4.500% due 06/15/2047		300	283

Alibaba Group Holding Ltd.
3.400% due 12/06/2027		3,600	3,541

Altria Group, Inc.
4.800% due 02/14/2029		1,400	1,446

American Airlines Pass-Through Trust
3.350% due 04/15/2031		1,557	1,524
3.600% due 04/15/2031		486	470
3.650% due 12/15/2029		450	442
4.375% due 04/01/2024		527	530

Amgen, Inc.
4.950% due 10/01/2041		1,214	1,296

Anadarko Petroleum Corp.
7.950% due 06/15/2039		800	1,019

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048		1,192	1,125
4.950% due 01/15/2042		1,500	1,519

Anthem, Inc.
4.650% due 01/15/2043		1,600	1,660

Aptiv PLC
4.350% due 03/15/2029		600	611

Bacardi Ltd.
4.700% due 05/15/2028		2,400	2,406

BAT Capital Corp.
4.390% due 08/15/2037		1,200	1,085
4.540% due 08/15/2047		400	352

Becton Dickinson and Co.
3.734% due 12/15/2024		647	658

Bombardier, Inc.
7.875% due 04/15/2027		200	206

British Airways Pass-Through Trust
3.800% due 03/20/2033		988	1,009
4.125% due 03/20/2033		1,581	1,609

Broadcom, Inc.
3.125% due 04/15/2021 (b)		500	499
4.250% due 04/15/2026 (b)		$1,900	1,886

Canadian Pacific Railway Co.
6.125% due 09/15/2115		400	498

Charter Communications Operating LLC
4.200% due 03/15/2028		400	398
5.375% due 05/01/2047		2,500	2,495

Cigna Corp.
4.800% due 08/15/2038		2,100	2,162

Comcast Corp.
3.200% due 07/15/2036		1,300	1,184
3.969% due 11/01/2047		2,279	2,207
4.700% due 10/15/2048		1,300	1,418
6.400% due 05/15/2038		12	15
6.500% due 11/15/2035		200	254

CommScope Finance LLC
5.500% due 03/01/2024		400	410

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	81

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Community Health Systems, Inc.
8.625% due 01/15/2024	$300	$301

CVS Pass-Through Trust
4.704% due 01/10/2036	2,969	3,086

DAE Funding LLC
4.500% due 08/01/2022	100	101

Dell International LLC
4.000% due 07/15/2024	1,100	1,110
4.420% due 06/15/2021	200	205
5.450% due 06/15/2023	2,500	2,666

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	600	828

Discovery Communications LLC
4.950% due 05/15/2042	2,700	2,512

DISH DBS Corp.
7.875% due 09/01/2019	1,064	1,080

Ecopetrol S.A.
7.375% due 09/18/2043	2,000	2,395

Elanco Animal Health, Inc.
4.272% due 08/28/2023	100	103

Enbridge, Inc.
4.500% due 06/10/2044	1,500	1,519

Encana Corp.
6.500% due 08/15/2034	500	599

Energy Transfer Operating LP
4.050% due 03/15/2025	1,100	1,119
6.625% due 10/15/2036	500	566
7.500% due 07/01/2038	400	487

Energy Transfer Partners LP
5.000% due 10/01/2022	900	950

Entergy Louisiana LLC
4.200% due 04/01/2050	400	419

Enterprise Products Operating LLC
5.750% due 03/01/2035	200	221

EQM Midstream Partners LP
4.125% due 12/01/2026	400	374

Ford Motor Co.
7.450% due 07/16/2031	2,200	2,349

General Electric Co.
5.875% due 01/14/2038	100	107
6.750% due 03/15/2032	831	962
6.875% due 01/10/2039	444	526

General Motors Co.
5.150% due 04/01/2038	1,900	1,741

Gerdau Trade, Inc.
4.875% due 10/24/2027	900	908

Globo Comunicacao e Participacoes S.A.
5.125% due 03/31/2027	200	194

GMR Hyderabad International Airport Ltd.
4.250% due 10/27/2027	300	273

GTL Trade Finance, Inc.
5.893% due 04/29/2024	364	392

Huntsman International LLC
4.500% due 05/01/2029	300	299

Kaiser Foundation Hospitals
4.150% due 05/01/2047	1,000	1,060

Kinder Morgan, Inc.
4.067% (US0003M + 1.280%) due 01/15/2023 ~	200	201

Kraft Heinz Foods Co.
3.000% due 06/01/2026	1,000	936
4.625% due 01/30/2029	500	515
6.500% due 02/09/2040	800	876

Laboratory Corp. of America Holdings
4.700% due 02/01/2045	1,200	1,174

Latam Airlines Pass-Through Trust
4.500% due 08/15/2025	482	473

Masco Corp.
7.750% due 08/01/2029	1,118	1,360

Masonite International Corp.
5.750% due 09/15/2026	200	205

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mylan NV
3.950% due 06/15/2026	$2,400	$2,294
5.250% due 06/15/2046	100	90

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	950	996

ONEOK Partners LP
6.200% due 09/15/2043	2,000	2,284

Oracle Corp.
4.125% due 05/15/2045	1,900	1,945
4.500% due 07/08/2044	1,400	1,514

Owens Corning
3.400% due 08/15/2026	1,300	1,227

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	1,600	1,596
5.500% due 02/15/2024	200	208

Petroleos Mexicanos
6.350% due 02/12/2048	4,725	4,189

Pride International LLC
7.875% due 08/15/2040	200	161

QVC, Inc.
5.950% due 03/15/2043	2,100	1,950

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027	1,500	1,591

Sands China Ltd.
5.125% due 08/08/2025	700	731
5.400% due 08/08/2028	1,700	1,787

Siemens Financieringsmaatschappij NV
3.300% due 09/15/2046	1,500	1,363

Southern Co.
3.250% due 07/01/2026	800	786

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	166	170

Studio City Co. Ltd.
7.250% due 11/30/2021	1,600	1,659

Suncor Energy, Inc.
6.500% due 06/15/2038	200	254

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026	1,200	1,196

Syngenta Finance NV
4.441% due 04/24/2023	400	408

Takeda Pharmaceutical Co. Ltd.
5.000% due 11/26/2028	600	652

Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	100	128

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	100	93

Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	29	28

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023	500	447

Texas Eastern Transmission LP
4.150% due 01/15/2048	2,800	2,696

Thomson Reuters Corp.
5.650% due 11/23/2043	3,500	3,848

Time Warner Cable LLC
5.500% due 09/01/2041	1,297	1,286
5.875% due 11/15/2040	400	417

TransCanada PipeLines Ltd.
6.200% due 10/15/2037	100	119
7.250% due 08/15/2038	300	393

Transocean Pontus Ltd.
6.125% due 08/01/2025	284	288

Triumph Group, Inc.
4.875% due 04/01/2021	1,000	980

Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025	258	268

United Airlines Pass-Through Trust
3.500% due 09/01/2031	1,376	1,360
4.000% due 10/11/2027	806	822

United Technologies Corp.
4.125% due 11/16/2028	400	417

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UnitedHealth Group, Inc.
6.625% due 11/15/2037	$1,300	$1,753

Vale Overseas Ltd.
6.875% due 11/10/2039	1,600	1,840

Vessel Management Services, Inc.
3.432% due 08/15/2036	1,738	1,742

VMware, Inc.
3.900% due 08/21/2027	700	674

Walt Disney Co.
6.150% due 02/15/2041	2,500	3,346

Warner Media LLC
4.650% due 06/01/2044	200	194

Western Gas Partners LP
5.500% due 08/15/2048	600	587

Williams Cos., Inc.
8.750% due 03/15/2032	137	191

Woodside Finance Ltd.
3.700% due 09/15/2026	1,600	1,573

Wyndham Destinations, Inc.
6.350% due 10/01/2025	400	420

Zoetis, Inc.
4.450% due 08/20/2048	300	312

		129,569

UTILITIES 9.4%

Appalachian Power Co.
7.000% due 04/01/2038	100	131

AT&T, Inc.
4.500% due 03/09/2048	2,373	2,239
4.800% due 06/15/2044	2,400	2,364
5.150% due 02/15/2050	3,100	3,179
5.300% due 08/15/2058	100	102

Berkshire Hathaway Energy Co.
5.950% due 05/15/2037	400	497

British Telecommunications PLC
9.625% due 12/15/2030	600	859

CNOOC Nexen Finance ULC
4.250% due 04/30/2024	1,200	1,256

Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	535

Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	904

Emera, Inc.
6.750% due 06/15/2076 •	1,400	1,497

Enable Midstream Partners LP
3.900% due 05/15/2024	100	99

Enel Finance International NV
4.875% due 06/14/2029	1,500	1,566

FirstEnergy Transmission LLC
4.350% due 01/15/2025	400	418

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,000	1,067

Millicom International Cellular S.A.
5.125% due 01/15/2028	2,500	2,413

NGPL PipeCo LLC
7.768% due 12/15/2037	700	844

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,431

Pacific Gas & Electric Co.
5.400% due 01/15/2040 ^(c)	200	191
5.800% due 03/01/2037 ^(c)	800	780

Petrobras Global Finance BV
5.299% due 01/27/2025	100	102
5.999% due 01/27/2028	700	710
7.375% due 01/17/2027	2,700	2,986

Plains All American Pipeline LP
4.700% due 06/15/2044	1,100	1,025
5.150% due 06/01/2042	300	290

Progress Energy, Inc.
7.750% due 03/01/2031	400	545

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
9.250% due 07/06/2024	$413	$451

SES S.A.
5.300% due 04/04/2043	1,800	1,604

Shell International Finance BV
3.625% due 08/21/2042	1,100	1,077

Southern California Edison Co.
5.625% due 02/01/2036	200	219
6.000% due 01/15/2034	300	341

Telefonica Europe BV
8.250% due 09/15/2030	2,500	3,300

Verizon Communications, Inc.
2.625% due 08/15/2026	2,500	2,388
4.125% due 08/15/2046	1,800	1,750
4.672% due 03/15/2055	2,566	2,630

Virginia Electric & Power Co.
8.875% due 11/15/2038	1,000	1,581

Wisconsin Electric Power Co.
4.300% due 12/15/2045	2,400	2,500

		45,871

Total Corporate Bonds & Notes (Cost $258,182)		261,855

MUNICIPAL BONDS & NOTES 2.3%

CALIFORNIA 1.0%

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	200	289

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	2,166

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	2,000	2,255

		4,710

GEORGIA 0.6%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,456	2,768

NEVADA 0.0%

Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2009
7.100% due 06/01/2039	200	201

NEW JERSEY 0.1%

New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	504

NEW YORK 0.1%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	400	516

OHIO 0.5%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	1,700	2,566

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	95

Total Municipal Bonds & Notes (Cost $10,205)		11,360

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 16.0%

Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (e)	$20,000	$14,239
3.500% due 08/01/2046	4,893	4,995
3.980% due 07/01/2021	2,500	2,579
5.625% due 04/17/2028	100	124
6.210% due 08/06/2038	9,643	13,859

Fannie Mae, TBA
3.000% due 05/01/2049	13,200	13,132
3.500% due 05/01/2049	3,400	3,445
4.000% due 05/01/2049	800	822

Freddie Mac
0.000% due 03/15/2031 (e)	1,100	767
3.650% due 02/25/2028 ~	1,800	1,904
5.000% due 04/15/2038	83	90
6.250% due 07/15/2032	300	415
6.750% due 03/15/2031	1,900	2,660

Ginnie Mae
3.500% due 11/20/2044	1,528	1,559
5.500% due 10/20/2037	561	670

Israel Government AID Bond
5.500% due 09/18/2033	1,800	2,342

Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 04/15/2030	16,400	13,258

Resolution Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030	2,300	1,681

Small Business Administration
5.290% due 12/01/2027	91	94

Total U.S. Government Agencies (Cost $73,204)		78,635

U.S. TREASURY OBLIGATIONS 34.8%

U.S. Treasury Bonds
2.750% due 08/15/2042 (l)	600	599
2.750% due 08/15/2047 (n)	6,008	5,938
2.875% due 05/15/2043 (l)	1,637	1,666
3.000% due 08/15/2048 (j)	12,712	13,192
3.000% due 02/15/2049	4,700	4,880
3.125% due 02/15/2043 (j)(l)	23,800	25,276
3.125% due 05/15/2048	3,103	3,299
3.375% due 11/15/2048 (j)	62,451	69,678
4.375% due 11/15/2039 (n)	40	51

U.S. Treasury Inflation Protected Securities (f)
0.750% due 02/15/2045 (l)	962	927
1.375% due 02/15/2044 (l)	8,883	9,837

U.S. Treasury Notes
2.625% due 02/15/2029	81	83

U.S. Treasury STRIPS (e)
0.000% due 05/15/2034 (e)	500	335
0.000% due 08/15/2040 (e)	4,500	2,527
0.000% due 11/15/2040 (e)	12,200	6,788
0.000% due 08/15/2042 (e)	2,600	1,355
0.000% due 05/15/2043 (e)	5,800	2,944
0.000% due 11/15/2043 (e)	1,000	500
0.000% due 11/15/2044 (e)	13,200	6,406
0.000% due 02/15/2045 (e)	200	96
0.000% due 05/15/2046 (e)	8,700	4,032
0.000% due 08/15/2047 (e)	22,500	10,035
0.000% due 08/15/2048 (e)	700	304

Total U.S. Treasury Obligations (Cost $159,917)		170,748

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.3%

1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	1,200	1,314

American Home Mortgage Investment Trust
3.066% due 11/25/2045 •	1,374	1,348

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	1,100	1,178
4.957% due 08/10/2035 ~	700	736

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
4.350% due 01/25/2035 ~	$3	$3

Citigroup Mortgage Loan Trust, Inc.
5.129% due 03/25/2034 ~	70	71

DBUBS Mortgage Trust
3.842% due 07/12/2044 •	503	506

Downey Savings & Loan Association Mortgage Loan Trust
4.386% due 07/19/2044 ~	39	40

GSMPS Mortgage Loan Trust
2.836% due 01/25/2036 •	1,179	1,040

Hudson’s Bay Simon JV Trust
5.447% due 08/05/2034 ~	300	292

IndyMac Mortgage Loan Trust
2.666% due 07/25/2047 •	124	104
2.676% due 04/25/2037 •	1,509	1,408

Merrill Lynch Mortgage Investors Trust
4.336% due 11/25/2035 •	887	897

RBSSP Resecuritization Trust
4.418% due 12/25/2035 ~	483	486

SFAVE Commercial Mortgage Securities Trust
3.872% due 01/05/2043 ~	1,600	1,615

Structured Adjustable Rate Mortgage Loan Trust
4.570% due 02/25/2034 ~	11	11

Structured Asset Mortgage Investments Trust
2.676% due 07/25/2046 ^•	53	44
2.706% due 05/25/2036 •	111	102

WaMu Mortgage Pass-Through Certificates Trust
2.625% due 08/25/2046 •	1,084	1,064
2.856% due 05/25/2034 •	1,103	1,006
2.906% due 06/25/2044 •	142	139
3.332% due 01/25/2037 ^~	1,055	987

Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	1,300	1,320

Wells Fargo Mortgage Loan Trust
3.740% due 02/27/2036 •	250	251

Wells Fargo Mortgage-Backed Securities Trust
5.007% due 01/25/2035 ~	268	278

Total Non-Agency Mortgage-Backed Securities (Cost $15,845)		16,240

ASSET-BACKED SECURITIES 3.9%

Accredited Mortgage Loan Trust
3.356% due 01/25/2035 •	725	720

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •	955	966

Countrywide Asset-Backed Certificates
2.956% due 04/25/2036 •	1,800	1,724

Countrywide Asset-Backed Certificates Trust
3.186% due 11/25/2035 •	1,600	1,603

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021	606	609

Equifirst Loan Securitization Trust
2.656% due 04/25/2037 •	1,193	1,131

First Franklin Mortgage Loan Trust
3.436% due 07/25/2033 •	1,088	1,060

HSI Asset Securitization Corp. Trust
2.646% due 05/25/2037 •	938	925

IXIS Real Estate Capital Trust
3.116% due 02/25/2036 •	938	942

JPMorgan Mortgage Acquisition Corp.
3.191% due 09/25/2035 •	400	392

JPMorgan Mortgage Acquisition Trust
2.706% due 07/25/2036 •	1,620	1,614
2.936% due 11/25/2036 •	1,615	1,576

RAAC Trust
3.166% due 05/25/2044 •	638	636

Securitized Asset-Backed Receivables LLC Trust
2.726% due 03/25/2036 •	984	979

SLM Student Loan Trust
4.271% due 04/25/2023 •	89	90

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	83

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Investment Loan Trust
2.636% due 06/25/2036 •		$932	$906
2.646% due 05/25/2036 •		974	916

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		2,211	2,209

Total Asset-Backed Securities (Cost $18,159)			18,998

SOVEREIGN ISSUES 1.9%

Argentina Government International Bond
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,047	23
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		29,250	753

Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		$800	806

Corp. Financiera de Desarrollo S.A.
3.250% due 07/15/2019		1,900	1,901

Mexico Government International Bond
4.600% due 01/23/2046		534	516

Qatar Government International Bond
4.000% due 03/14/2029		1,000	1,032
4.500% due 04/23/2028		400	428

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Romania Government International Bond
3.500% due 04/03/2034 (b)	EUR	600	674

Saudi Government International Bond
4.625% due 10/04/2047		$1,800	1,778

Spain Government International Bond
5.150% due 10/31/2044	EUR	700	1,261

Total Sovereign Issues (Cost $10,007)			9,172

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (i) 0.0%

			240

ARGENTINA TREASURY BILLS 0.2%
45.752% due 04/12/2019 - 06/28/2019 (d)(e)	ARS	26,726	689

Total Short-Term Instruments (Cost $1,010)			929

Total Investments in Securities (Cost $553,349)			574,596

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%

PIMCO Short-Term Floating NAV Portfolio III	336,897	$3,332

Total Short-Term Instruments (Cost $3,332)		3,332

Total Investments in Affiliates (Cost $3,332)		3,332

Total Investments 117.9% (Cost $556,681)		$577,928

Financial Derivative Instruments (k)(m) 2.8% (Cost or Premiums, net $1,196)		13,847

Other Assets and Liabilities, net (20.7)%		(101,412)

Net Assets 100.0%		$490,363

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$240	U.S. Treasury Notes 1.125% due 06/30/2021	$(250)	$240	$240

Total Repurchase Agreements						$(250)	$240	$240

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.650%	02/04/2019	05/06/2019	$	(1,035)	$(1,039)
BSN	2.630	03/11/2019	04/04/2019		(4,037)	(4,043)
DEU	2.650	02/13/2019	04/16/2019		(519)	(520)
	2.650	02/21/2019	04/22/2019		(1,539)	(1,544)
JPS	2.500	02/19/2019	04/22/2019		(9,912)	(9,941)

Total Reverse Repurchase Agreements						$(17,087)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions(3)
GSC	2.530%	03/05/2019	04/16/2019	$	(56,016)	$(56,122)
UBS	2.640	01/23/2019	04/23/2019		(5,403)	(5,430)

Total Sale-Buyback Transactions						$(61,552)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (1.1)%
U.S. Government Agencies (1.1)%
Fannie Mae, TBA	3.500%	05/01/2049	$5,100	$(5,172)	$(5,167)

Total Short Sales (1.1)%				$(5,172)	$(5,167)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(1,039)	$0	$(1,039)	$1,062	$23
BSN	0	(4,043)	0	(4,043)	4,175	132
DEU	0	(2,064)	0	(2,064)	2,124	60
FICC	240	0	0	240	(250)	(10)
JPS	0	(9,941)	0	(9,941)	10,067	126
GRE	0	0	0	0	(11)	(11)

Master Securities Forward Transaction Agreement
GSC	0	0	(56,122)	(56,122)	55,659	(463)
UBS	0	0	(5,430)	(5,430)	5,531	101

Total Borrowings and Other Financing Transactions	$240	$(17,087)	$(61,552)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(16,048)	$(1,039)	$0	$(17,087)

Total	$0	$(16,048)	$(1,039)	$0	$(17,087)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(61,552)	0	0	(61,552)

Total	$0	$(61,552)	$0	$0	$(61,552)

Total Borrowings	$0	$(77,600)	$(1,039)	$0	$(78,639)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(78,639)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	85

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

(j)	Securities with an aggregate market value of $81,957 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(111,402) at a weighted average interest rate of 2.019%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(68) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	06/2019	497	$70,519	$1,316	$417	$0
Euro-Bund 10-Year Bond June Futures	06/2019	44	8,210	175	0	(12)
U.S. Treasury 10-Year Note June Futures	06/2019	184	22,856	289	0	(52)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	169	28,392	1,148	0	(64)

Total Futures Contracts				$2,928	$417	$(128)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
American International Group, Inc.	1.000%	Quarterly	12/20/2023	0.924%	$	1,100	$4	$0	$4	$1	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.325		700	13	2	15	0	0
Deutsche Bank AG	1.000	Quarterly	06/20/2019	0.433	EUR	200	(1)	1	0	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.920	$	1,100	(49)	53	4	1	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.412		1,100	16	(1)	15	1	0
Newell Brands, Inc.	1.000	Quarterly	12/20/2022	1.352		300	1	(5)	(4)	0	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.620		1,400	22	(2)	20	0	(1)
Toll Brothers Finance Corp.	1.000	Quarterly	06/20/2023	1.116		300	(9)	8	(1)	0	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2023	0.925	EUR	500	2	0	2	0	0

							$(1)	$56	$55	$3	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$1,960	$(157)	$20	$(137)	$0	$(5)
CDX.HY-31 5-Year Index	(5.000)	Quarterly	12/20/2023	2,352	(16)	(145)	(161)	0	(8)

					$(173)	$(125)	$(298)	$0	$(13)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive(6)	3-Month USD-LIBOR	2.480%	Semi-Annual	04/02/2019	$1,200	$(1)	$(9)	$(10)	$0	$(10)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2019	10,800	(375)	369	(6)	2	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020	1,700	11	(32)	(21)	1	0
Receive	3-Month USD-LIBOR	3.100	Semi-Annual	11/27/2023	1,400	(1)	(61)	(62)	3	0
Receive	3-Month USD-LIBOR	3.050	Semi-Annual	12/05/2023	1,600	(2)	(65)	(67)	3	0
Receive	3-Month USD-LIBOR	3.060	Semi-Annual	12/07/2023	1,200	10	41	51	0	(3)
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	12/11/2023	1,400	(1)	(59)	(60)	3	0
Receive	3-Month USD-LIBOR	3.120	Semi-Annual	12/12/2023	1,400	(2)	(61)	(63)	3	0
Receive	3-Month USD-LIBOR	3.040	Semi-Annual	12/17/2023	1,300	(1)	(53)	(54)	3	0
Receive	3-Month USD-LIBOR	2.960	Semi-Annual	12/19/2023	1,400	(2)	(50)	(52)	3	0
Receive	3-Month USD-LIBOR	2.895	Semi-Annual	12/21/2023	1,100	(2)	(36)	(38)	2	0

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.925%	Semi-Annual	12/27/2023		$1,400	$(2)	$(48)	$(50)	$3	$0
Receive	3-Month USD-LIBOR	2.910	Semi-Annual	12/28/2023		1,400	(2)	(47)	(49)	3	0
Receive	3-Month USD-LIBOR	2.930	Semi-Annual	12/31/2023		2,500	(3)	(87)	(90)	5	0
Receive	3-Month USD-LIBOR	2.930	Semi-Annual	01/02/2024		1,700	(2)	(47)	(49)	4	0
Receive	3-Month USD-LIBOR	2.870	Semi-Annual	01/03/2024		1,200	(1)	(30)	(31)	3	0
Receive	3-Month USD-LIBOR	2.890	Semi-Annual	01/07/2024		1,400	(2)	(36)	(38)	3	0
Receive	3-Month USD-LIBOR	2.850	Semi-Annual	01/08/2024		1,700	(2)	(41)	(43)	4	0
Receive	3-Month USD-LIBOR	2.760	Semi-Annual	01/09/2024		1,200	(1)	(24)	(25)	2	0
Receive	3-Month USD-LIBOR	2.720	Semi-Annual	01/15/2024		1,400	(2)	(25)	(27)	3	0
Receive	3-Month USD-LIBOR	2.710	Semi-Annual	01/22/2024		1,400	(2)	(24)	(26)	3	0
Receive	3-Month USD-LIBOR	2.475	Semi-Annual	03/25/2024		1,500	(2)	(11)	(13)	3	0
Receive	3-Month USD-LIBOR	2.430	Semi-Annual	03/26/2024		1,200	(1)	(7)	(8)	3	0
Receive	3-Month USD-LIBOR	2.450	Semi-Annual	03/27/2024		1,200	(1)	(8)	(9)	3	0
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	03/28/2024		1,100	(1)	(5)	(6)	2	0
Receive	3-Month USD-LIBOR	2.440	Semi-Annual	03/29/2024		1,200	(1)	(7)	(8)	3	0
Pay	3-Month USD-LIBOR	3.180	Semi-Annual	10/15/2028		800	(3)	63	60	0	(2)
Receive	3-Month USD-LIBOR	3.200	Semi-Annual	10/18/2028		100	(2)	(6)	(8)	0	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		30,400	(595)	(1,172)	(1,767)	79	0
Receive(6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	11,400	26	(144)	(118)	2	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		350	6	(22)	(16)	3	0
Pay	UKRPI	3.695	Maturity	12/15/2028		400	0	16	16	0	(1)
Pay	UKRPI	3.718	Maturity	12/15/2028		400	0	18	18	0	(1)
Pay	UKRPI	3.585	Maturity	10/15/2046		150	0	11	11	0	0

							$(959)	$(1,699)	$(2,658)	$154	$(17)

Total Swap Agreements							$(1,133)	$(1,768)	$(2,901)	$157	$(31)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$417	$157	$574	$0	$(128)	$(31)	$(159)

(l)

Securities with an aggregate market value of $2,033 and cash of $4,196 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	87

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

(m) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2019	ARS	41,983		$989	$21	$0
	04/2019		$1,099	ARS	47,309	0	(11)

BPS	04/2019	ARS	54,320		$1,253	1	(1)
	04/2019		$1,423	ARS	56,022	0	(131)
	05/2019		48		2,243	1	0
	06/2019	TWD	76,971		$2,504	3	0

BRC	04/2019	ARS	42,399		984	32	0

CBK	04/2019	GBP	4,033		5,311	58	0
	04/2019	MXN	18,959		997	22	0
	05/2019		$993	MXN	18,959	0	(22)

GLM	04/2019	ARS	10,094		$232	0	(1)
	04/2019	CAD	2,876		2,191	39	0
	04/2019		$233	ARS	10,094	0	0
	05/2019		223		10,212	1	0
	06/2019	KRW	120,711		$108	1	0

HUS	04/2019		$8	ARS	362	0	0
	04/2019		983	MXN	18,959	0	(8)
	05/2019		37	ARS	1,601	0	(2)

JPM	04/2019	EUR	3,338		$3,806	62	0
	05/2019		$1,715	NOK	14,790	2	0

SCX	04/2019		4,665	GBP	3,524	0	(76)
	05/2019	GBP	3,524		$4,672	76	0

SOG	05/2019		$1,768	RUB	117,439	10	0

Total Forward Foreign Currency Contracts						$329	$(252)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	16,900	$311	$34

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450%	06/28/2019	100	$7	$5

BRC	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	2.080	10/16/2019	5,500	35	1

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.440	06/20/2019	2,500	50	0

GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	2.070	10/17/2019	20,200	121	5

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.450	06/28/2019	100	8	4

							$221	$15

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(1)	Expiration Date	Notional Amount**	Cost(1)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	02/13/2020	9,000	$901	$841
	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000	03/19/2020	6,400	569	595

					$1,470	$1,436

Total Purchased Options					$2,002	$1,485

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150%	04/17/2019	1,400	$(1)	$0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	05/15/2019	4,200	(4)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	1,000	(1)	(1)

BPS	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	1,300	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	06/19/2019	3,100	(3)	(2)

CBK	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	04/17/2019	5,000	(5)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.050	04/17/2019	1,400	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	1,400	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.200	04/17/2019	2,500	(3)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	05/15/2019	1,700	(2)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	05/15/2019	4,300	(4)	0

FBF	Put - OTC CDX.IG-31 5-Year Index	Sell	0.900	05/15/2019	1,600	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.950	05/15/2019	2,200	(2)	(1)

GST	Put - OTC CDX.IG-31 5-Year Index	Sell	1.100	04/17/2019	2,800	(3)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.150	04/17/2019	1,300	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	0.850	05/15/2019	1,400	(2)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	1.000	06/19/2019	900	(1)	0
	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	1,200	(2)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	1,000	(2)	0

MYC	Put - OTC CDX.IG-31 5-Year Index	Sell	1.400	04/17/2019	900	(2)	0

						$ (42)	$(4)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,100	$(37)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	06/28/2019	500	$(8)	$(5)

BPS	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.410	04/09/2019	1,100	(1)	(7)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.610	04/09/2019	1,100	(1)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	04/12/2019	1,200	(1)	(7)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	04/12/2019	1,200	(1)	0

GLM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	04/05/2019	1,300	(1)	(14)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.720	04/05/2019	1,300	(1)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.380	04/15/2019	1,200	(1)	(6)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.390	04/15/2019	1,100	(1)	(6)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.580	04/15/2019	1,200	(1)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	04/15/2019	1,100	(1)	0

JPM	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.435	04/08/2019	1,500	(2)	(11)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.635	04/08/2019	1,500	(1)	0

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	04/04/2019	1,400	(2)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.710	04/04/2019	1,400	(2)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.160	04/30/2019	1,100	(1)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.410	04/30/2019	1,100	(2)	(2)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400	04/15/2019	1,300	(1)	(8)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600	04/15/2019	1,300	(1)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.180	04/24/2019	1,400	(2)	(2)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.420	04/24/2019	1,400	(2)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100	06/28/2019	500	(8)	(5)

RYL	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.390	04/23/2019	1,400	(2)	(9)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.590	04/23/2019	1,400	(1)	0

SOG	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700	10/17/2019	28,400	(129)	0

UAG	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.490	04/01/2019	1,600	(2)	(15)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.690	04/01/2019	1,600	(2)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.475	04/08/2019	1,200	(1)	(11)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.675	04/08/2019	1,200	(1)	0

							$ (180)	$(125)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	89

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	$98.625	06/06/2019	300	$(1)	$(1)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.625	06/06/2019	300	(1)	0

JPM	Put - OTC Fannie Mae, TBA 3.000% due 06/01/2049	98.797	06/06/2019	3,100	(6)	(9)
	Call - OTC Fannie Mae, TBA 3.000% due 06/01/2049	100.797	06/06/2019	3,100	(6)	(3)

					$(14)	$(13)

Total Written Options					$(273)	$(142)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2021	0.661%	$	800	$(8)	$14	$6	$0

BPS	BHP Billiton Finance USA Ltd.	1.000	Quarterly	06/20/2021	0.168		400	(15)	22	7	0
	China Government International Bond	1.000	Quarterly	12/20/2021	0.220		1,400	(3)	32	29	0
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.661		600	(4)	9	5	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		100	(2)	1	0	(1)

BRC	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	0.941		400	(11)	12	1	0
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.661		700	(6)	11	5	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.955		800	(2)	4	2	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.083		300	(3)	2	0	(1)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		100	(2)	1	0	(1)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.549		1,500	9	13	22	0

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.973		300	(4)	4	0	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.984		1,800	(75)	(8)	0	(83)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		1,300	(21)	16	0	(5)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.202		1,800	(29)	12	0	(17)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.092		100	(1)	0	0	(1)
	UniCredit SpA	1.000	Quarterly	12/20/2019	1.086	EUR	300	(16)	16	0	0

MYC	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.754	$	300	(5)	8	3	0

UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	1.900		1,800	105	(13)	92	0

								$(93)	$156	$172	$(109)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	CDX.HY-27 5-Year Index 25-35%	5.000%	Quarterly	12/20/2021	$	900	$73	$40	$113	$0

CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		700	59	29	88	0

GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		2,900	273	91	364	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		100	14	1	15	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		300	35	7	42	0

JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		600	58	17	75	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		2,700	436	(38)	398	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		100	13	1	14	0

MYC	CMBX.NA.BBB-.9 Index	3.000	Monthly	09/17/2058		1,600	(268)	173	0	(95)

							$693	$321	$1,109	$(95)

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	S&P 500 Total Return Index	6,893	2.765% (3-Month USD-LIBOR plus a specified spread)	Quarterly	08/08/2019	$38,301	$0	$662	$662	$0
	Receive	S&P 500 Total Return Index	2,419	2.670% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/11/2020	13,702	0	(89)	0	(89)

BPS	Receive	S&P 500 Total Return Index	3,432	2.616% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/24/2019	18,315	0	1,047	1,047	0
	Receive	S&P 500 Total Return Index	2,003	2.983% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/24/2019	10,403	0	879	879	0
	Receive	S&P 500 Total Return Index	12,256	2.695% (3-Month USD-LIBOR plus a specified spread)	Quarterly	12/04/2019	68,100	0	1,181	1,181	0

CBK	Receive	S&P 500 Total Return Index	6,749	2.710% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/18/2020	38,049	0	143	143	0

FAR	Receive	S&P 500 Total Return Index	629	2.664% (3-Month USD-LIBOR less a specified spread)	Quarterly	04/24/2019	3,305	0	243	243	0
	Receive	S&P 500 Total Return Index	7,218	2.755% (3-Month USD-LIBOR plus a specified spread)	Quarterly	11/20/2019	40,107	0	693	693	0

GST	Receive	S&P 500 Total Return Index	4,350	2.868% (3-Month USD-LIBOR plus a specified spread)	Quarterly	07/15/2019	23,419	0	1,117	1,117	0
	Receive	S&P 500 Total Return Index	3,027	2.953% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/16/2019	15,722	0	1,329	1,329	0
	Receive	S&P 500 Total Return Index	6,198	3.058% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/16/2019	32,191	0	2,715	2,715	0
	Receive	S&P 500 Total Return Index	4,349	2.888% (3-Month USD-LIBOR plus a specified spread)	Quarterly	01/15/2020	23,414	0	1,116	1,116	0
	Receive	S&P 500 Total Return Index	7,014	2.830% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/12/2020	39,731	0	(260)	0	(260)

UAG	Receive	S&P 500 Total Return Index	7,472	2.695% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/16/2019	42,125	0	159	159	0

								$0	$10,935	$11,284	$(349)

Total Swap Agreements								$600	$11,412	$12,565	$(553)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$21	$1,475	$781	$2,277	$(11)	$(6)	$(89)	$(106)	$2,171	$(2,480)	$(309)
BPS	5	0	3,148	3,153	(132)	(16)	(1)	(149)	3,004	(2,340)	664
BRC	32	1	8	41	0	0	0	0	41	0	41
CBK	80	0	253	333	(22)	0	(2)	(24)	309	0	309
DUB	0	0	0	0	0	0	0	0	0	(20)	(20)
FAR	0	0	936	936	0	0	0	0	936	(700)	236
FBF	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GLM	41	5	0	46	(1)	(26)	0	(27)	19	0	19
GSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GST	0	0	6,698	6,698	0	0	(343)	(343)	6,355	(10,170)	(3,815)
HUS	0	0	0	0	(10)	0	(22)	(32)	(32)	0	(32)
JPM	64	0	487	551	0	(23)	(1)	(24)	527	(330)	197
MYC	0	4	3	7	0	(34)	(95)	(129)	(122)	(138)	(260)
RYL	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
SCX	76	0	0	76	(76)	0	0	(76)	0	0	0
SOG	10	0	0	10	0	0	0	0	10	0	10
UAG	0	0	251	251	0	(26)	0	(26)	225	22	247

Total Over the Counter	$329	$1,485	$12,565	$14,379	$(252)	$(142)	$(553)	$(947)

(n)

Securities with an aggregate market value of $114 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(2)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	91

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$417	$0	$0	$417
Swap Agreements	0	3	0	0	154	157

	$0	$3	$417	$0	$154	$574

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$329	$0	$329
Purchased Options	0	0	0	34	1,451	1,485
Swap Agreements	0	1,281	11,284	0	0	12,565

	$0	$1,281	$11,284	$363	$1,451	$14,379

	$0	$1,284	$11,701	$363	$1,605	$14,953

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$128	$128
Swap Agreements	0	14	0	0	17	31

	$0	$14	$0	$0	$145	$159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$252	$0	$252
Written Options	0	4	0	0	138	142
Swap Agreements	0	204	349	0	0	553

	$0	$208	$349	$252	$138	$947

	$0	$222	$349	$252	$283	$1,106

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	91	91
Futures	0	0	1,430	0	2,432	3,862
Swap Agreements	0	(280)	0	0	2,713	2,433

	$0	$(280)	$1,430	$0	$5,234	$6,384

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(105)	$0	$(105)
Purchased Options	0	0	0	0	1,225	1,225
Written Options	0	232	0	36	(349)	(81)
Swap Agreements	0	841	11,991	0	0	12,832

	$0	$1,073	$11,991	$(69)	$876	$13,871

	$0	$793	$13,421	$(69)	$6,110	$20,255

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$1,620	$0	$532	$2,152
Swap Agreements	0	28	0	0	(3,758)	(3,730)

	$0	$28	$1,620	$0	$(3,226)	$(1,578)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$245	$0	$245
Purchased Options	0	0	0	(44)	(280)	(324)
Written Options	0	14	0	(32)	78	60
Swap Agreements	0	(55)	25,956	0	0	25,901

	$0	$(41)	$25,956	$169	$(202)	$25,882

	$0	$(13)	$27,576	$169	$(3,428)	$24,304

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4,602	$2,057	$6,659
Corporate Bonds & Notes
Banking & Finance	0	86,415	0	86,415
Industrials	2,385	127,184	0	129,569
Utilities	0	45,871	0	45,871
Municipal Bonds & Notes
California	0	4,710	0	4,710
Georgia	0	2,768	0	2,768
Nevada	0	201	0	201
New Jersey	0	504	0	504
New York	0	516	0	516
Ohio	0	2,566	0	2,566
West Virginia	0	95	0	95
U.S. Government Agencies	0	78,635	0	78,635
U.S. Treasury Obligations	0	170,748	0	170,748
Non-Agency Mortgage-Backed Securities	0	16,240	0	16,240
Asset-Backed Securities	0	18,998	0	18,998
Sovereign Issues	0	9,172	0	9,172
Short-Term Instruments
Repurchase Agreements	0	240	0	240
Argentina Treasury Bills	0	689	0	689

	$2,385	$570,154	$2,057	$574,596

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$3,332	$0	$0	$3,332

Total Investments	$5,717	$570,154	$2,057	$577,928

Short Sales, at Value - Liabilities
United States
U.S. Government Agencies	$0	$(5,167)	$0	$(5,167)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	417	157	0	574
Over the counter	0	14,287	92	14,379

	$417	$14,444	$92	$14,953

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(128)	(31)	0	(159)
Over the counter	0	(947)	0	(947)

	$(128)	$(978)	$0	$(1,106)

Total Financial Derivative Instruments	$289	$13,466	$92	$13,847

Totals	$6,006	$578,453	$2,149	$586,608

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	93

Schedule of Investments PIMCO StocksPLUS® Short Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

American Honda Finance Corp.
3.451% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,000	$998

Charter Communications Operating LLC
4.500% (LIBOR03M + 2.000%) due 04/30/2025 ~		1,654	1,645

Toyota Motor Credit Corp.
3.177% (LIBOR03M + 0.580%) due 11/08/2019 «~		3,200	3,195

Total Loan Participations and Assignments (Cost $5,841)			5,838

CORPORATE BONDS & NOTES 12.0%

BANKING & FINANCE 9.3%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,500	1,526

Banco del Estado de Chile
4.125% due 10/07/2020		12,200	12,376

Barclays Bank PLC
10.179% due 06/12/2021		15,500	17,555
14.000% due 06/15/2019 •(h)	GBP	1,100	1,469

Barclays PLC
4.063% (US0003M + 1.380%) due 05/16/2024 ~		$4,200	4,079
8.000% due 12/15/2020 •(h)(i)	EUR	500	605

Citigroup, Inc.
3.200% due 10/21/2026		$900	883
3.649% (US0003M + 1.023%) due 06/01/2024 ~		4,300	4,309

Cooperatieve Rabobank UA
2.500% due 01/19/2021		2,100	2,091

Credit Suisse Group AG
7.250% due 09/12/2025 •(h)(i)(j)		1,500	1,508

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250	252

Deutsche Bank AG
3.869% (US0003M + 1.230%) due 02/27/2023 ~		5,900	5,668
4.250% due 10/14/2021		8,000	8,044

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,400	1,651

Ford Motor Credit Co. LLC
3.528% due 08/12/2019 ~•		$7,800	7,797
3.532% (US0003M + 0.930%) due 09/24/2020 ~		2,900	2,888
5.345% (US0003M + 2.550%) due 01/07/2021 ~		1,100	1,111
5.875% due 08/02/2021		1,000	1,036

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		3,200	3,231

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		1,600	1,600
3.683% (US0003M + 1.000%) due 05/18/2024 ~		800	794
4.292% due 09/12/2026 •		1,100	1,136
4.295% (US0003M + 1.500%) due 01/05/2022 ~		2,000	2,044
4.750% due 07/04/2029 •(h)(i)	EUR	1,000	1,101
5.875% due 09/28/2026 •(h)(i)	GBP	1,400	1,839
6.250% due 03/23/2023 •(h)(i)		$500	500
6.500% due 03/23/2028 •(h)(i)		1,200	1,189

JPMorgan Chase & Co.
3.125% due 01/23/2025		900	902
3.225% (US0003M + 0.610%) due 06/18/2022 ~		4,000	3,997
3.662% (US0003M + 0.890%) due 07/23/2024 ~		3,600	3,593
3.797% due 07/23/2024 •		1,400	1,439
3.900% due 07/15/2025		700	726

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.009% (US0003M + 1.230%) due 10/24/2023 ~		$100	$102
6.221% (US0003M + 3.470%) due 04/30/2019 ~(h)		1,800	1,812

Lloyds Banking Group PLC
7.000% due 06/27/2019 •(h)(i)	GBP	600	783
7.500% due 09/27/2025 •(h)(i)		$2,000	2,031

Nationwide Building Society
4.363% due 08/01/2024 •		1,800	1,830

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		1,700	1,660
3.447% (US0003M + 0.650%) due 07/13/2022 ~		2,900	2,852

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		2,300	2,271
4.519% due 06/25/2024 •		1,400	1,433
7.500% due 08/10/2020 •(h)(i)		800	817
8.625% due 08/15/2021 •(h)(i)		800	854

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		900	873
4.796% due 11/15/2024 •		2,500	2,576

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	720	945

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (e)		$38,975	10,529

UBS AG
5.125% due 05/15/2024 (i)		2,300	2,352
7.625% due 08/17/2022 (i)		600	660

UBS Group Funding Switzerland AG
3.634% (US0003M + 0.950%) due 08/15/2023 ~		3,900	3,884

UniCredit SpA
7.830% due 12/04/2023		5,800	6,464

Wells Fargo & Co.
3.000% due 04/22/2026		1,300	1,273

			144,940

INDUSTRIALS 1.4%

Allergan Finance LLC
3.250% due 10/01/2022		900	901

Allergan Sales LLC
5.000% due 12/15/2021		1,100	1,145

BAT Capital Corp.
2.764% due 08/15/2022		1,500	1,477
3.564% (US0003M + 0.880%) due 08/15/2022 ~		1,800	1,795

Charter Communications Operating LLC
4.464% due 07/23/2022		800	828
4.908% due 07/23/2025		1,600	1,689

CVS Pass-Through Trust
6.943% due 01/10/2030		857	978

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~		1,300	1,301

General Motors Co.
3.539% (US0003M + 0.800%) due 08/07/2020 ~		2,350	2,348

Kraft Heinz Foods Co.
3.500% due 07/15/2022		200	202
5.000% due 07/15/2035		100	98
5.200% due 07/15/2045		200	193

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		2,000	2,001

SASOL Financing USA LLC
5.875% due 03/27/2024		900	956

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		1,240	1,235

Spectra Energy Partners LP
3.299% (US0003M + 0.700%) due 06/05/2020 ~		900	900

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	$3,800	$3,813
3.375% due 11/30/2021	600	604

		22,464

UTILITIES 1.3%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~	6,700	6,730
3.737% (US0003M + 0.950%) due 07/15/2021 ~	4,400	4,453
3.777% (US0003M + 1.180%) due 06/12/2024 ~	4,200	4,169

Petrobras Global Finance BV
5.999% due 01/27/2028	1,751	1,777

Verizon Communications, Inc.
3.376% due 02/15/2025	1,162	1,179
3.784% (US0003M + 1.100%) due 05/15/2025 ~	1,900	1,902

		20,210

Total Corporate Bonds & Notes (Cost $184,639)		187,614

MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.3%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	700	1,072

La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	2,730	2,944

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	500	761

Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	105

		4,882

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	400	526

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	555	620
7.750% due 01/01/2042	153	165

		1,311

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	40	40

TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	138

WASHINGTON 0.3%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	3,600	4,727

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$245	$245

Total Municipal Bonds & Notes (Cost $9,562)		11,343

U.S. GOVERNMENT AGENCIES 26.2%

Fannie Mae
2.836% due 07/25/2037 •	90	90
2.840% due 09/25/2042 •	43	43
2.866% due 07/25/2037 •	153	153
2.870% due 09/01/2027	1,700	1,696
2.886% due 09/25/2035 •	364	364
2.896% due 09/25/2035 •	666	666
3.086% due 01/25/2051 •	265	266
3.206% due 06/25/2037 •	1,195	1,215
3.216% due 06/25/2040 •	1,316	1,335
3.500% due 01/01/2048 - 07/01/2048	59,812	60,792
3.890% due 07/01/2021	2,380	2,440
4.000% due 01/01/2025 - 09/01/2048	30,664	32,342
4.035% due 10/01/2034 •	1	1
4.126% due 11/01/2035 •	3	3
4.167% due 09/01/2035 •	19	19
4.243% due 06/01/2035 •	27	29
4.285% due 06/01/2034 •	86	91
4.327% due 07/01/2035 •	9	9
4.405% due 06/01/2035 •	16	17
4.500% due 04/01/2020 - 02/01/2044	25,550	27,002
4.666% due 12/01/2033 •	11	11
4.824% due 12/01/2033 •	2	3
5.000% due 11/01/2025 - 05/01/2042	21,422	23,059
5.500% due 11/01/2021 - 09/01/2041	14,554	15,858
6.000% due 03/01/2021 - 05/01/2041	10,027	11,058

Fannie Mae, TBA
3.000% due 05/01/2049	10,300	10,246
3.500% due 05/01/2049	69,000	69,911
4.000% due 05/01/2049	121,900	125,300

Freddie Mac
2.864% due 03/15/2037 •	1,210	1,209
3.184% due 08/15/2037 •	1,629	1,653
3.194% due 10/15/2037 •	283	287
3.204% due 05/15/2037 - 09/15/2037 •	1,870	1,898
4.345% due 06/01/2035 •	27	29
4.619% due 11/01/2034 •	15	15
5.000% due 05/01/2023 - 01/01/2039	2,648	2,849
5.500% due 08/15/2030 - 03/01/2039	492	539
6.000% due 08/01/2027 - 04/01/2038	201	218

Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042	9,326	9,996
6.000% due 07/15/2037 - 08/15/2037	53	57

Ginnie Mae, TBA
5.000% due 05/01/2049	6,000	6,263

Small Business Administration
4.430% due 05/01/2029	319	329
5.520% due 06/01/2024	1	1

Total U.S. Government Agencies (Cost $403,764)		409,362

U.S. TREASURY OBLIGATIONS 47.0%

U.S. Treasury Bonds
2.750% due 08/15/2047 (p)	2,300	2,273
3.000% due 08/15/2048 (l)	700	726
3.000% due 02/15/2049 (l)	20,900	21,702
4.375% due 05/15/2040 (l)(p)	12,800	16,320

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 02/15/2040 (l)(p)	$9,200	$12,105

U.S. Treasury Inflation Protected Securities (g)
0.125% due 04/15/2021 (n)(p)	8,177	8,115
0.125% due 01/15/2022 (n)	27,401	27,194
0.125% due 04/15/2022	37,776	37,400
0.125% due 07/15/2022 (n)	25,283	25,163
0.250% due 01/15/2025 (p)	850	842
0.375% due 07/15/2023	34,610	34,716
0.375% due 01/15/2027	26,779	26,560
0.500% due 01/15/2028	2,449	2,445
0.625% due 01/15/2026	4,767	4,824
0.750% due 07/15/2028	9,927	10,158
0.875% due 01/15/2029	16,248	16,786
1.000% due 02/15/2048	22,047	22,570
1.750% due 01/15/2028	6,007	6,641
2.000% due 01/15/2026 (p)	3,044	3,360
2.375% due 01/15/2025 (l)	63,893	70,999
2.375% due 01/15/2027	23,964	27,416
2.500% due 01/15/2029 (p)	1,876	2,225

U.S. Treasury Notes
1.375% due 09/30/2020 (n)(p)	8,400	8,280
1.375% due 10/31/2020 (n)(p)	10,200	10,049
1.750% due 12/31/2020 (n)(p)	13,800	13,668
1.875% due 08/31/2022 (n)(p)	63,800	63,074
2.000% due 11/30/2020 (p)	2,500	2,487
2.000% due 07/31/2022 (l)(n)(p)	88,700	88,080
2.125% due 08/31/2020 (p)	1,200	1,196
2.625% due 02/15/2029 (l)	163,600	166,805

Total U.S. Treasury Obligations (Cost $732,346)		734,179

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.0%

Adjustable Rate Mortgage Trust
2.686% due 08/25/2036 •	2,224	2,200

American Home Mortgage Investment Trust
4.685% due 02/25/2045 •	5	5

Banc of America Funding Trust
4.036% due 06/25/2034 ~	8	8
4.633% due 05/25/2035 ~	6	6

Banc of America Mortgage Trust
4.241% due 07/25/2035 ^~	669	652
4.476% due 05/25/2033 ~	19	20

Bear Stearns Adjustable Rate Mortgage Trust
4.231% due 11/25/2034 ~	49	48
4.714% due 11/25/2034 ~	10	10
5.025% due 12/25/2035 ~	20	20

Bear Stearns ALT-A Trust
2.926% due 04/25/2035 •	826	825
4.262% due 09/25/2035 ^~	948	786
4.464% due 10/25/2035 ^~	2,367	2,266

Chase Mortgage Finance Trust
4.134% due 09/25/2036 ^~	455	426
4.222% due 12/25/2035 ^~	620	593
6.000% due 12/25/2036	278	217

Citigroup Mortgage Loan Trust
4.490% due 05/25/2035 •	11	11
4.820% due 10/25/2035 •	6	6

Countrywide Alternative Loan Trust
2.656% due 11/25/2036 •	2,392	2,317
2.676% due 09/25/2046 ^•	2,462	2,284
2.766% due 02/25/2037 •	234	214
5.500% due 07/25/2035 ^	8	7
6.000% due 05/25/2037 ^	2,775	1,980

Countrywide Home Loan Mortgage Pass-Through Trust
4.263% due 02/20/2035 ~	32	32
4.272% due 11/25/2034 ~	548	547
4.592% due 02/20/2036 ^•	9	8

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.816% due 02/25/2036 •	5,496	5,078

Four Times Square Trust Commercial Mortgage Pass-Through Certificates
5.401% due 12/13/2028	6,529	6,767

GSR Mortgage Loan Trust
4.445% due 11/25/2035 ^~	940	879
4.466% due 11/25/2035 ~	18	18
4.521% due 09/25/2035 ~	17	17

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/25/2036 ^		$8,303	$6,361
6.000% due 07/25/2037 ^		2,241	1,986

HarborView Mortgage Loan Trust
2.652% due 12/19/2036 ^•		348	320
2.722% due 12/19/2036 ^•		4,572	4,240
2.922% due 05/19/2035 •		16	15
2.962% due 06/19/2035 •		2,497	2,483
3.311% due 06/19/2036 ^~		1,710	1,198

Impac Secured Assets Trust
2.656% due 01/25/2037 •		1,740	1,698

IndyMac Mortgage Loan Trust
2.666% due 02/25/2037 ^•		2,500	2,396
3.896% due 06/25/2036 ~		4,276	3,986

JPMorgan Alternative Loan Trust
2.806% due 09/25/2036 •		2,050	2,044
4.149% due 05/25/2036 ^~		2,326	1,767

JPMorgan Mortgage Trust
4.112% due 10/25/2036 ~		228	203
4.240% due 10/25/2036 ^~		1,421	1,285
4.327% due 07/25/2035 ~		237	238
4.570% due 02/25/2035 ~		4	5
5.750% due 01/25/2036 ^		48	37

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		2,125	2,142

MASTR Adjustable Rate Mortgages Trust
3.139% due 07/25/2035 ^~		368	347

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.924% due 12/15/2030 •		65	63
2.964% due 06/15/2030 •		1	1

Merrill Lynch Alternative Note Asset Trust
2.786% due 03/25/2037 •		1,996	860

Merrill Lynch Mortgage Investors Trust
2.696% due 02/25/2036 •		42	40
2.736% due 11/25/2035 •		24	22
4.402% due 09/25/2035 ^~		1,089	996
4.528% due 05/25/2033 ~		39	39

Morgan Stanley Re-REMIC Trust
4.975% due 09/26/2036 ~		7,085	7,048

Mortgage Equity Conversion Asset Trust
2.980% due 05/25/2042 «•		3,445	3,208

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^Ø		81	60

Prime Mortgage Trust
6.000% due 06/25/2036 ^		1,050	970

Residential Accredit Loans, Inc. Trust
2.636% due 02/25/2037 •		2,120	1,949
2.656% due 01/25/2037 •		4,180	3,857
2.666% due 07/25/2036 •		5,887	3,736
2.671% due 08/25/2036 •		4,177	3,824
2.676% due 07/25/2036 •		3,964	3,659
2.676% due 09/25/2036 ^•		7,025	6,581

Structured Adjustable Rate Mortgage Loan Trust
2.786% due 10/25/2035 •		45	45
3.797% due 01/25/2035 ^•		38	36
4.570% due 02/25/2034 ~		29	29
4.578% due 08/25/2034 ~		42	42

Structured Asset Mortgage Investments Trust
2.766% due 02/25/2036 ^•		22	21

Thornburg Mortgage Securities Trust
4.044% due 06/25/2047 ^•		2,074	1,917

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	4,400	5,732

WaMu Mortgage Pass-Through Certificates Trust
2.625% due 10/25/2046 •		$175	168
3.597% due 11/25/2042 •		7	7
3.874% due 02/25/2037 ^~		680	654

Wells Fargo Mortgage-Backed Securities Trust
4.861% due 12/25/2036 ^~		1,136	1,118
4.954% due 03/25/2036 ~		30	31
4.988% due 01/25/2035 ~		19	20
5.178% due 07/25/2036 ^~		541	545
6.000% due 04/25/2037 ^		2,145	2,146

Total Non-Agency Mortgage-Backed Securities (Cost $102,690)			110,422

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	95

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 13.7%

Accredited Mortgage Loan Trust
2.616% due 02/25/2037 •	$617	$618
3.001% due 09/25/2035 •	5,198	5,167

ACE Securities Corp. Home Equity Loan Trust
2.546% due 10/25/2036 •	14	7

Allegro CLO Ltd.
3.971% due 01/30/2026 •	742	742

Asset-Backed Securities Corp. Home Equity Loan Trust
3.446% due 07/25/2035 •	2,000	1,999

Bear Stearns Asset-Backed Securities Trust
2.646% due 08/25/2036 •	2,671	3,191
2.726% due 06/25/2047 •	7,000	6,908

Citigroup Mortgage Loan Trust
2.646% due 12/25/2036 •	1,587	1,059
2.666% due 01/25/2037 •	10,427	7,504
2.686% due 05/25/2037 •	6,332	4,666

Citigroup Mortgage Loan Trust, Inc.
3.386% due 09/25/2035 ^•	3,600	3,578

Countrywide Asset-Backed Certificates
2.626% due 04/25/2047 •	2,421	2,354
2.636% due 05/25/2037 •	2,546	2,522
2.666% due 06/25/2047 •	1,155	1,147
2.756% due 03/25/2036 •	2,977	2,729

Fieldstone Mortgage Investment Trust
2.676% due 05/25/2036 •	3,267	2,506

First Franklin Mortgage Loan Trust
2.626% due 09/25/2036 •	2,923	2,899
2.646% due 04/25/2036 •	269	262
3.221% due 09/25/2035 •	188	189

Fremont Home Loan Trust
2.646% due 08/25/2036 •	22,087	9,856
3.536% due 11/25/2034 •	12,570	12,591

GSAMP Trust
2.536% due 12/25/2046 •	3,752	2,332
2.636% due 12/25/2046 •	12,830	8,085
2.716% due 01/25/2037 •	5,716	4,906

Halcyon Loan Advisors Funding Ltd.
3.861% due 10/22/2025 •	865	865

HSI Asset Securitization Corp. Trust
2.646% due 05/25/2037 •	2,218	2,187

Long Beach Mortgage Loan Trust
2.636% due 05/25/2036 •	1,425	951
2.710% due 02/25/2036 •	8,177	7,949
2.756% due 05/25/2046 •	7,683	3,150
3.046% due 10/25/2034 •	9	9

Massachusetts Educational Financing Authority
3.721% due 04/25/2038 •	468	469

MASTR Asset-Backed Securities Trust
2.536% due 01/25/2037 •	27,776	10,663
2.696% due 05/25/2037 •	8,025	7,657
3.066% due 12/25/2035 •	2,493	2,493

Merrill Lynch Mortgage Investors Trust
2.736% due 07/25/2037 •	4,240	1,747

Morgan Stanley ABS Capital, Inc. Trust
2.576% due 01/25/2037 •	3,596	2,013
2.616% due 02/25/2037 •	9,507	6,130
2.621% due 11/25/2036 •	11,997	8,448
2.646% due 09/25/2036 •	14,697	8,411
2.696% due 01/25/2037 •	5,183	2,941
2.736% due 04/25/2036 •	6,335	6,022
4.386% due 02/25/2047 •	3,437	3,152

Morgan Stanley Home Equity Loan Trust
2.586% due 12/25/2036 •	5,490	3,157

Mountain Hawk CLO Ltd.
3.980% due 04/18/2025 •	1,224	1,225

Navient Private Education Loan Trust
2.884% due 12/16/2058 •	691	692

OHA Credit Partners Ltd.
3.771% due 10/20/2025	369	370

OHA Loan Funding Ltd.
4.122% due 01/23/2027 •	1,300	1,301

Option One Mortgage Loan Trust
2.626% due 01/25/2037 •	3,447	2,179

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Popular ABS Mortgage Pass-Through Trust
2.816% due 07/25/2036 •		$8,800	$8,211

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 Ø		7,274	3,939

Residential Asset Securities Corp. Trust
2.636% due 08/25/2036 •		2,559	2,321

Securitized Asset-Backed Receivables LLC Trust
2.566% due 08/25/2036 •		2,504	1,116
2.726% due 07/25/2036 •		2,438	1,362
3.446% due 01/25/2036 ^•		6,787	5,193

SG Mortgage Securities Trust
2.626% due 10/25/2036 •		4,079	3,744

SLM Private Education Loan Trust
5.734% due 05/16/2044 •		143	144

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	892	1,001

Soundview Home Loan Trust
3.386% due 10/25/2037 •		$8,905	7,381

Structured Asset Investment Loan Trust
2.796% due 01/25/2036 •		2,554	2,421

Structured Asset Securities Corp. Mortgage Loan Trust
2.621% due 07/25/2036 •		2,044	1,998
2.656% due 12/25/2036 •		1,084	1,058
2.806% due 05/25/2037 •		1,482	1,478

Wells Fargo Home Equity Asset-Backed Securities Trust
3.371% due 11/25/2035 •		1,000	1,004

Total Asset-Backed Securities (Cost $197,499)			214,369

SOVEREIGN ISSUES 7.1%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		7,850	4,563
5.875% due 01/11/2028		3,800	2,926
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	6,239	140
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		113,913	2,931

Brazil Government International Bond
5.625% due 02/21/2047		$3,400	3,385

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (g)	BRL	26,171	7,893
6.000% due 05/15/2055 (g)		20,107	6,470

Export-Import Bank of Korea
4.000% due 01/29/2021		$17,700	18,081

Israel Government International Bond
4.125% due 01/17/2048		800	830

Japan Government International Bond
0.000% due 03/10/2028 (g)	JPY	3,781,094	35,600

Peru Government International Bond
5.940% due 02/12/2029	PEN	4,300	1,364
6.350% due 08/12/2028		19,750	6,448
8.200% due 08/12/2026		8,800	3,186

Province of Ontario
1.650% due 09/27/2019		$2,000	1,991
4.000% due 10/07/2019		300	302

Qatar Government International Bond
5.250% due 01/20/2020		11,420	11,635

Saudi Government International Bond
4.000% due 04/17/2025		2,000	2,052
5.000% due 04/17/2049		1,000	1,038

Total Sovereign Issues (Cost $116,453)			110,835

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(c)		24,000	0

Total Convertible Preferred Securities (Cost $0)			0

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Farm Credit Bank of Texas
10.000% due 12/15/2020 (h)(j)		1,100	$1,237

Total Preferred Securities (Cost $1,133)			1,237

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.9%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		$4,600	4,602

REPURCHASE AGREEMENTS (k) 0.8%
			12,111

ARGENTINA TREASURY BILLS 0.0%
45.483% due 04/12/2019 - 06/28/2019 (d)(e)	ARS	25,526	662

JAPAN TREASURY BILLS 3.6%
(0.150)% due 04/15/2019 (e)(f)	JPY	6,230,000	56,216

U.S. TREASURY BILLS 0.2%
2.413% due 04/18/2019 - 06/20/2019 (d)(e)(p)		$2,987	2,981

Total Short-Term Instruments (Cost $77,750)			76,572

Total Investments in Securities (Cost $1,831,677)			1,861,771

		SHARES
INVESTMENTS IN AFFILIATES 21.5%

SHORT-TERM INSTRUMENTS 21.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 21.5%

PIMCO Short Asset Portfolio (i)		33,804,463	336,321

PIMCO Short-Term Floating NAV Portfolio III		18,545	183

Total Short-Term Instruments (Cost $338,507)			336,504

Total Investments in Affiliates (Cost $338,507)			336,504

Total Investments 140.6% (Cost $2,170,184)			$2,198,275

Financial Derivative Instruments (m)(o) (9.1)% (Cost or Premiums, net $15,666)			(141,537)

Other Assets and Liabilities, net (31.5)%			(493,457)

Net Assets 100.0%			$1,563,281

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 1,133	$1,237	0.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$	544	U.S. Treasury Notes 1.125% due 06/30/2021	$(558)	$544	$544
MEI	1.710	03/07/2019	04/08/2019	CAD	15,458	Canada Government International Bond 2.750% due 12/01/2048	(12,167)	11,567	11,581

Total Repurchase Agreements							$(12,725)	$12,111	$12,125

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.300%	03/29/2019	04/02/2019	$(6,680)	$(6,681)
	2.800	03/28/2019	04/04/2019	(3,428)	(3,429)
	3.100	03/29/2019	04/01/2019	(1,793)	(1,794)
BSN	2.630	03/25/2019	04/04/2019	(5,660)	(5,663)
DEU	2.460	03/26/2019	04/09/2019	(13,906)	(13,912)
GRE	2.600	03/27/2019	04/03/2019	(11,592)	(11,596)
	2.780	03/29/2019	04/12/2019	(49,875)	(49,886)
RCY	2.700	03/26/2019	04/04/2019	(24,106)	(24,117)
SGY	2.330	03/25/2019	04/25/2019	(50,812)	(50,835)
	2.450	03/20/2019	04/22/2019	(100,375)	(100,457)

Total Reverse Repurchase Agreements					$(268,370)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	97

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
United States (2.1)%
U.S. Government Agencies (2.1)%
Fannie Mae, TBA	4.500%	05/01/2049	$	26,200	$(27,314)	$(27,281)
Fannie Mae, TBA	5.000	04/01/2049		6,000	(6,293)	(6,345)
Canada (0.8)%
Sovereign Issues (0.8)%
Canadian Government Bond	2.750	12/01/2048	CAD	13,500	(11,520)	(12,136)

Total Short Sales (2.9)%					$(45,127)	$(45,762)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement

BOS	$0	$(11,904)	$0	$0	$(11,904)	$11,860	$(44)

BSN	0	(5,663)	0	0	(5,663)	5,706	43

DEU	0	(13,912)	0	0	(13,912)	13,866	(46)

FICC	544	0	0	0	544	(558)	(14)

GRE	0	(61,482)	0	0	(61,482)	61,280	(202)

MEI	11,581	0	0	0	11,581	(11,588)	(7)

RCY	0	(24,117)	0	0	(24,117)	24,028	(89)

SGY	0	(151,292)	0	0	(151,292)	150,426	(866)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(12,136)	(12,136)	0	(12,136)

Total Borrowings and Other Financing Transactions	$12,125	$(268,370)	$0	$(12,136)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(1,794)	$(266,576)	$0	$0	$(268,370)

Total Borrowings	$(1,794)	$(266,576)	$0	$0	$(268,370)

Payable for reverse repurchase agreements					$(268,370)

(l)	Securities with an aggregate market value of $269,678 and cash of $579 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(51,897) at a weighted average interest rate of 2.355%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $93 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$110.000	05/24/2019	48	$48	$0	$0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	110.500	05/24/2019	366	366	3	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.000	05/24/2019	989	989	9	1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	111.500	05/24/2019	481	481	4	1
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.000	05/24/2019	321	321	3	0
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	112.500	05/24/2019	1,498	1,498	13	2
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.000	05/24/2019	7	7	0	0
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.750	05/24/2019	1,475	2,950	12	2
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	108.250	05/24/2019	137	274	1	2
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	109.250	05/24/2019	201	402	2	0
Call - CBOT U.S. Treasury 2-Year Note June 2019 Futures	109.500	05/24/2019	93	186	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	105.500	05/24/2019	138	138	1	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	106.000	05/24/2019	372	372	3	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	107.000	05/24/2019	2,392	2,392	21	2
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.500	05/24/2019	11	11	0	0
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.750	05/24/2019	683	683	6	1

Total Purchased Options					$79	$11

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar September Futures	09/2020	1,043	$255,118	$887	$0	$(209)
Euro-Bobl June Futures	06/2019	245	36,591	310	11	(44)
Euro-Bund 10-Year Bond June Futures	06/2019	236	44,036	219	0	(66)
U.S. Treasury 2-Year Note June Futures	06/2019	1,323	281,923	(129)	0	(149)
U.S. Treasury 5-Year Note June Futures	06/2019	2,532	293,277	2,766	0	(574)
U.S. Treasury 10-Year Note June Futures	06/2019	2,953	366,818	3,933	0	(1,078)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	361	60,648	1,991	0	(135)
United Kingdom Long Gilt June Futures	06/2019	50	8,425	139	6	(4)

				$10,116	$17	$(2,259)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	12/2020	1,679	$(410,746)	$(1,387)	$315	$0
90-Day Eurodollar March Futures	03/2020	5,277	(1,288,709)	(3,892)	989	0
90-Day Eurodollar September Futures	09/2021	1,043	(255,196)	(861)	156	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	147	(206)	(59)	40	0
E-mini S&P 500 Index June Futures	06/2019	140	(19,865)	(221)	0	(324)
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	147	(68)	35	2	(3)
U.S. Treasury 30-Year Bond June Futures	06/2019	1,471	(220,144)	(3,997)	394	(40)

				$(10,382)	$1,896	$(367)

Total Futures Contracts				$(266)	$1,913	$(2,626)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Reference Entity									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	12/20/2022	1.840%	$2,800	$282	$30	$312	$0	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	99

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
Index/Tranches								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$1,470	$95	$10	$105	$3	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023	1,470	84	16	100	6	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	5,000	302	39	341	21	0

					$481	$65	$546	$30	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	143,000	$(2,052)	$(208)	$(2,260)	$6	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	14,400	193	861	1,054	0	(163)
Receive(5)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019	$	169,400	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		264,200	1,485	(1,334)	151	39	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		41,600	(139)	(129)	(268)	26	0
Pay(5)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		14,900	43	51	94	0	(10)
Receive(5)	3-Month USD-LIBOR	2.320	Semi-Annual	03/31/2021		60,400	0	51	51	63	0
Pay(5)	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021		210,100	0	(367)	(367)	0	(266)
Receive(5)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		542,500	(2,192)	(1,824)	(4,016)	259	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		89,900	2,174	(1,578)	596	175	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		321,400	5,793	4,088	9,881	0	(670)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		83,000	375	1,701	2,076	0	(176)
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		159,500	(190)	977	787	0	(133)
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		39,900	(693)	(1,010)	(1,703)	405	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		29,000	(513)	(735)	(1,248)	69	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		288,200	10,604	(6,780)	3,824	714	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		2,000	55	(53)	2	5	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		73,120	4,774	(1,992)	2,782	197	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		15,800	1,428	(443)	985	38	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		4,000	67	(126)	(59)	10	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		100,900	3,843	(3,245)	598	271	0
Pay(5)	3-Month USD-LIBOR	3.406	Semi-Annual	10/12/2028		116,300	2,563	1,751	4,314	0	(63)
Receive(5)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		134,200	(2,775)	(3,883)	(6,658)	340	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036		192,100	5,689	5,994	11,683	101	(328)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		102,800	(2,100)	(5,550)	(7,650)	262	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/16/2045		5,300	144	(326)	(182)	14	0
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		5,300	464	(328)	136	15	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		40,900	(1,600)	(2,456)	(4,056)	138	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048		11,600	(487)	(792)	(1,279)	39	0
Receive(5)	3-Month USD-LIBOR	3.005	Semi-Annual	04/23/2049		3,100	(73)	(188)	(261)	10	0
Receive(5)	3-Month USD-LIBOR	3.007	Semi-Annual	05/30/2049		1,600	(38)	(97)	(135)	5	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		27,800	(839)	(1,463)	(2,302)	95	0
Pay(5)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037	EUR	44,400	1,196	1,340	2,536	0	(364)
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		19,200	(1,138)	(1,304)	(2,442)	358	0
Pay(5)	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	532,000	296	3,688	3,984	21	0
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020		22,000	(166)	(25)	(191)	0	(2)
Receive	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		532,000	412	(1,518)	(1,106)	0	(54)
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		44,700	(1,470)	(291)	(1,761)	0	(5)
Pay(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		54,500	399	1,413	1,812	0	(7)
Receive(5)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		7,300	(256)	(196)	(452)	16	0
Receive(5)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		32,300	(1,140)	(869)	(2,009)	69	0
Receive(5)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		24,900	(743)	(628)	(1,371)	75	0
Receive(5)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		20,300	(721)	(516)	(1,237)	61	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		6,600	106	(410)	(304)	52	0
Pay(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	56,350,000	3,269	654	3,923	201	0
Receive(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		22,410,000	(2,621)	(688)	(3,309)	0	(164)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		8,260,000	789	320	1,109	64	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		24,580,000	3,924	939	4,863	203	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		720,000	(361)	(180)	(541)	0	(40)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		2,170,000	(719)	(539)	(1,258)	0	(119)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		550,000	(260)	(136)	(396)	0	(31)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		7,347,000	(3,092)	(1,688)	(4,780)	0	(411)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		1,590,000	637	(640)	(3)	0	(180)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	3,700	(168)	(113)	(281)	11	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		3,700	281	285	566	0	(28)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	22,900	30	122	152	0	(51)
Pay	UKRPI	3.593	Maturity	11/15/2028		4,300	79	25	104	0	(8)
Pay	UKRPI	3.595	Maturity	11/15/2028		14,400	249	107	356	0	(29)
Pay	UKRPI	3.603	Maturity	11/15/2028		4,400	88	26	114	0	(9)

							$24,903	$(20,255)	$4,648	$4,427	$(3,311)

Total Swap Agreements							$25,666	$(20,160)	$5,506	$4,457	$(3,311)

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$11	$1,913	$4,457	$6,381	$0	$ (2,626)	$(3,311)	$(5,937)

(n)

Securities with an aggregate market value of $35,161 and cash of $2,347 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	19,056		$14,104	$23	$0

BOA	04/2019	JPY	181,200		1,641	6	0
	04/2019		$16,350	EUR	14,527	0	(54)
	05/2019	EUR	14,527		$16,392	54	0
	05/2019		$813	EUR	713	0	(11)
	05/2019		15,420	ZAR	208,380	0	(1,042)

BPS	04/2019	ARS	31,518		$802	75	0
	04/2019	JPY	6,818,300		63,197	1,644	(30)
	04/2019		$725	ARS	31,518	2	0
	04/2019		8,475	CNH	56,967	0	(1)
	05/2019	ARS	5,489		$118	0	(2)
	06/2019	TWD	553,558		18,010	19	0

BRC	04/2019	JPY	2,898,337		26,218	67	0
	04/2019		$1,143	JPY	127,700	9	0
	06/2019	EUR	1,026	TRY	6,631	0	(40)

CBK	04/2019	AUD	1,871		$1,332	4	0
	04/2019	BRL	48,975		12,568	60	0
	04/2019	GBP	19,337		25,468	282	0
	04/2019	JPY	326,200		2,956	14	(1)
	04/2019	MXN	153		8	0	0
	04/2019		$10	ARS	418	0	0
	04/2019		12,671	BRL	48,975	0	(163)
	04/2019		2,586	GBP	1,951	0	(45)
	04/2019		39,330	JPY	4,338,437	0	(185)
	05/2019	BRL	48,975		$12,648	164	0
	05/2019	JPY	4,338,437		39,440	174	0
	05/2019		$8	MXN	153	0	0
	06/2019	EUR	727	TRY	4,700	0	(27)
	06/2019	TRY	13,745	EUR	2,122	77	0

FBF	04/2019	CNH	6,007		$856	0	(37)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	101

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2019	ARS	27,316		$630	$0	$0
	04/2019		$631	ARS	27,316	2	(3)
	04/2019		667	CNY	4,649	25	0
	05/2019	ARS	24,689		$539	0	(4)
	05/2019		$116	ARS	5,114	0	(3)
	06/2019	KRW	4,841,957		$4,319	54	0

HUS	04/2019	ARS	1,287		30	1	0
	04/2019	CAD	26,367		19,982	251	0
	04/2019	CNH	50,960		7,584	4	0
	04/2019	CNY	4,649		692	0	0
	04/2019		$108	ARS	4,829	1	0
	04/2019		8	MXN	153	0	0
	05/2019		225	ARS	9,738	0	(12)
	05/2019		8,975	EUR	7,876	0	(109)
	06/2019		7,582	CNH	50,960	0	(4)
	06/2019		691	CNY	4,649	0	0
	11/2019		37,015	CNH	250,791	238	0
	01/2021	BRL	3,570		$550	0	(306)

JPM	04/2019		48,975		13,002	494	0
	04/2019	EUR	14,527		16,582	286	0
	04/2019	JPY	472,100		4,261	10	(8)
	04/2019		$12,568	BRL	48,975	0	(60)
	05/2019	EUR	10,125		$11,505	106	0
	05/2019		$16,620	NOK	143,300	22	0
	11/2019	CNH	146,195		$20,900	0	(816)

MSB	05/2019		$72	ARS	3,062	0	(5)
	06/2019	EUR	369	TRY	2,390	0	(14)

MYI	04/2019	JPY	229,800		$2,078	0	0
	05/2019	ZAR	85,455		5,967	71	0

RYL	04/2019	CAD	15,462		11,521	0	(50)

SCX	04/2019	JPY	229,800		2,081	8	0
	04/2019		$23,017	GBP	17,386	0	(373)
	05/2019	GBP	17,386		$23,052	372	0
	06/2019	HKD	3,946		505	1	0
	11/2019	CNH	104,596		14,941	0	(596)

SOG	04/2019		$2,280	TRY	12,426	0	(98)
	05/2019	RUB	7,875		$119	0	(1)

SSB	04/2019		$11,574	CAD	15,477	8	0
	05/2019	ZAR	121,279		$8,536	168	0

UAG	04/2019		$19,629	CAD	26,352	91	0
	05/2019	CAD	26,352		$19,644	0	(92)

Total Forward Foreign Currency Contracts						$4,887	$(4,192)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	22,113	$94	$86

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	18,905	76	73

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	16,971	141	87

						$311	$246

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	172,800	$1,382	$1,964
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	172,300	1,011	1,374
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	49,600	1,994	254
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	13,100	637	150

							$5,024	$3,742

Total Purchased Options							$5,335	$3,988

102	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	10,885	$(181)	$(547)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	33,942	(148)	(78)

						$(329)	$(625)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	458,100	$(2,193)	$(3,929)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	280,500	(1,362)	(2,522)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	961,600	(4,520)	(8,676)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	360,100	(1,995)	(56)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	91,200	(1,382)	(2,042)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	91,000	(1,011)	(1,439)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	13,100	(402)	(61)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	13,100	(235)	(22)

							$(13,100)	$(18,747)

Total Written Options							$(13,429)	$(19,372)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EUR	1,825	$338	$(128)	$210	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		1,150	211	(79)	132	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		1,100	210	(84)	126	0

								$759	$(291)	$468	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$1,800	$3	$1	$4	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 13,211	$(2,740)	$1,784	$0	$(956)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	47,700	$(7)	$(84)	$0	$(91)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	103

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	S&P 500 Total Return Index	92,724	3.165% (3-Month USD-LIBOR plus a specified spread)	Maturity	04/03/2019	455,991	$0	$(51,958)	$0	$(51,958)

CBK	Pay	S&P 500 Total Return Index	92,724	3.165% (3-Month USD-LIBOR plus a specified spread)	Maturity	04/03/2019	455,991	0	(51,958)	0	(51,958)

GST	Pay	S&P 500 Total Return Index	37,824	2.894% (3-Month USD-LIBOR plus a specified spread)	Quarterly	02/06/2020	198,739	0	(14,555)	0	(14,555)

SOG	Pay	S&P 500 Total Return Index	51,705	2.774% (3-Month USD-LIBOR plus a specified spread)	Quarterly	02/13/2020	283,652	0	(8,246)	0	(8,246)

								$0	$(126,717)	$0	$(126,717)

Total Swap Agreements								$(1,985)	$(125,307)	$472	$(127,764)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$23	$0	$0	$23	$0	$0	$0	$0	$23	$0	$23
BOA	60	0	0	60	(1,107)	0	(956)	(2,063)	(2,003)	2,190	187
BPS	1,740	0	210	1,950	(33)	0	(51,958)	(51,991)	(50,041)	47,525	(2,516)
BRC	76	0	0	76	(40)	0	0	(40)	36	0	36
CBK	775	0	132	907	(421)	(547)	(51,958)	(52,926)	(52,019)	49,264	(2,755)
DUB	0	0	0	0	0	(3,929)	0	(3,929)	(3,929)	3,641	(288)
FBF	0	0	0	0	(37)	0	0	(37)	(37)	0	(37)
GLM	81	0	0	81	(10)	(2,522)	(91)	(2,623)	(2,542)	2,856	314
GST	0	0	0	0	0	0	(14,555)	(14,555)	(14,555)	13,431	(1,124)
HUS	495	86	130	711	(431)	0	0	(431)	280	(310)	(30)
JPM	918	0	0	918	(884)	0	0	(884)	34	0	34
MSB	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)
MYC	0	3,742	0	3,742	0	(12,296)	0	(12,296)	(8,554)	8,451	(103)
MYI	71	73	0	144	0	0	0	0	144	0	144
NGF	0	0	0	0	0	0	0	0	0	(5,553)	(5,553)
RYL	0	0	0	0	(50)	0	0	(50)	(50)	(130)	(180)
SCX	381	87	0	468	(969)	(78)	0	(1,047)	(579)	596	17
SOG	0	0	0	0	(99)	0	(8,246)	(8,345)	(8,345)	6,591	(1,754)
SSB	176	0	0	176	0	0	0	0	176	(60)	116
UAG	91	0	0	91	(92)	0	0	(92)	(1)	0	(1)

Total Over the Counter	$4,887	$3,988	$472	$9,347	$(4,192)	$(19,372)	$(127,764)	$(151,328)

(p)

Securities with an aggregate market value of $136,250 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

104	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$11	$11
Futures	0	0	0	0	1,913	1,913
Swap Agreements	0	30	0	0	4,427	4,457

	$0	$30	$0	$0	$6,351	$6,381

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,887	$0	$4,887
Purchased Options	0	0	0	246	3,742	3,988
Swap Agreements	0	472	0	0	0	472

	$0	$472	$0	$5,133	$3,742	$9,347

	$0	$502	$0	$5,133	$10,093	$15,728

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$324	$0	$2,302	$2,626
Swap Agreements	0	0	0	0	3,311	3,311

	$0	$0	$324	$0	$5,613	$5,937

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,192	$0	$4,192
Written Options	0	0	0	625	18,747	19,372
Swap Agreements	0	956	126,717	0	91	127,764

	$0	$956	$126,717	$4,817	$18,838	$151,328

	$0	$956	$127,041	$4,817	$24,451	$157,265

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(347)	$(347)
Written Options	0	0	0	0	1,064	1,064
Futures	0	0	(36,298)	0	7,418	(28,880)
Swap Agreements	0	473	0	0	(23,856)	(23,383)

	$0	$473	$(36,298)	$0	$(15,721)	$(51,546)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,280	$0	$1,280
Purchased Options	0	0	0	(540)	1,076	536
Written Options	0	0	177	3,764	(1,413)	2,528
Swap Agreements	0	267	(26,892)	0	0	(26,625)

	$0	$267	$(26,715)	$4,504	$(337)	$(22,281)

	$0	$740	$(63,013)	$4,504	$(16,058)	$(73,827)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	105

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

March 31, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(68)	$(68)
Futures	0	0	1,050	0	(1,518)	(468)
Swap Agreements	0	94	0	0	(6,339)	(6,245)

	$0	$94	$1,050	$0	$(7,925)	$(6,781)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$800	$0	$800
Purchased Options	0	0	0	13	4,703	4,716
Written Options	0	0	0	(240)	(7,396)	(7,636)
Swap Agreements	0	(372)	(90,398)	0	(190)	(90,960)

	$0	$(372)	$(90,398)	$573	$(2,883)	$(93,080)

	$0	$(278)	$(89,348)	$573	$(10,808)	$(99,861)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,645	$4,193	$5,838
Corporate Bonds & Notes
Banking & Finance	0	144,940	0	144,940
Industrials	0	22,464	0	22,464
Utilities	0	20,210	0	20,210
Municipal Bonds & Notes
California	0	4,882	0	4,882
Illinois	0	1,311	0	1,311
Iowa	0	40	0	40
Tennessee	0	138	0	138
Washington	0	4,727	0	4,727
West Virginia	0	245	0	245
U.S. Government Agencies	0	409,362	0	409,362
U.S. Treasury Obligations	0	734,179	0	734,179
Non-Agency Mortgage-Backed Securities	0	107,214	3,208	110,422
Asset-Backed Securities	0	214,369	0	214,369
Sovereign Issues	0	110,835	0	110,835
Preferred Securities
Banking & Finance	0	1,237	0	1,237
Short-Term Instruments
Certificates of Deposit	0	4,602	0	4,602
Repurchase Agreements	0	12,111	0	12,111
Argentina Treasury Bills	0	662	0	662
Japan Treasury Bills	0	56,216	0	56,216
U.S. Treasury Bills	0	2,981	0	2,981

	$0	$1,854,370	$7,401	$1,861,771

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$336,504	$0	$0	$336,504

Total Investments	$336,504	$1,854,370	$7,401	$2,198,275

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
United States
Sovereign Issues	$0	$(12,136)	$0	$(12,136)
Canada
U.S. Government Agencies	0	(33,626)	0	(33,626)

	$0	$(45,762)	$0	$(45,762)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,913	4,468	0	6,381
Over the counter	0	9,347	0	9,347

	$1,913	$13,815	$0	$15,728

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,626)	(3,311)	0	(5,937)
Over the counter	0	(151,328)	0	(151,328)

	$(2,626)	$(154,639)	$0	$(157,265)

Total Financial Derivative Instruments	$(713)	$(140,824)	$0	$(141,537)

Totals	$335,791	$1,667,784	$7,401	$2,010,976

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

106	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Small Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

American Honda Finance Corp.
3.451% due 03/29/2021 «		$1,000	$998

Charter Communications Operating LLC
4.500% due 04/30/2025		875	871

Toyota Motor Credit Corp.
3.177% due 11/08/2019 «		2,500	2,496

Total Loan Participations and Assignments (Cost $4,365)			4,365

CORPORATE BONDS & NOTES 10.5%

BANKING & FINANCE 7.2%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,100	1,119

Banco del Estado de Chile
4.125% due 10/07/2020		1,700	1,725

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)	EUR	400	473

Barclays Bank PLC
10.179% due 06/12/2021		$2,400	2,718
14.000% due 06/15/2019 •(g)	GBP	700	935

Barclays PLC
4.063% (US0003M + 1.380%) due 05/16/2024 ~		$3,200	3,108
4.610% due 02/15/2023 •		2,800	2,863
7.000% due 09/15/2019 •(g)(h)	GBP	300	393
8.000% due 12/15/2020 •(g)(h)	EUR	200	242
8.000% due 06/15/2024 •(g)(h)		$1,700	1,740

Blackstone CQP Holdco LP
6.500% due 03/20/2021		1,700	1,700

Citigroup, Inc.
3.649% (US0003M + 1.023%) due 06/01/2024 ~		3,200	3,207
4.044% due 06/01/2024 •		1,500	1,551

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	1,600	1,959

Credit Suisse Group AG
3.837% (US0003M + 1.240%) due 06/12/2024 ~		$2,000	1,990
7.500% due 07/17/2023 •(g)(h)		1,600	1,647

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		600	605
3.800% due 09/15/2022		700	714
3.800% due 06/09/2023		250	254

Danske Bank A/S
3.657% (US0003M + 1.060%) due 09/12/2023 ~		1,300	1,248

Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,400	1,553
3.869% (US0003M + 1.230%) due 02/27/2023 ~		$4,000	3,843
4.250% due 10/14/2021		3,300	3,318

Discover Bank
3.450% due 07/27/2026		1,700	1,649
4.650% due 09/13/2028		2,700	2,831

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,000	1,179

Ford Motor Credit Co. LLC
3.528% due 08/12/2019 •		$9,150	9,147
3.532% (US0003M + 0.930%) due 09/24/2020 ~		2,800	2,789

Goldman Sachs Group, Inc.
3.854% (US0003M + 1.170%) due 11/15/2021 ~		1,300	1,312

HSBC Holdings PLC
3.283% (US0003M + 0.600%) due 05/18/2021 ~		1,400	1,400
3.400% due 03/08/2021		500	505
3.683% (US0003M + 1.000%) due 05/18/2024 ~		600	595

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.292% due 09/12/2026 •		$1,400	$1,446
4.295% (US0003M + 1.500%) due 01/05/2022 ~		800	818
4.300% due 03/08/2026		300	312
4.750% due 07/04/2029 •(g)(h)	EUR	700	771
5.875% due 09/28/2026 •(g)(h)	GBP	1,400	1,839
6.500% due 03/23/2028 •(g)(h)		$800	793

JPMorgan Chase & Co.
3.225% (US0003M + 0.610%) due 06/18/2022 ~		3,200	3,198
3.662% (US0003M + 0.890%) due 07/23/2024 ~		3,000	2,994
3.797% due 07/23/2024 •		1,200	1,233
6.221% (US0003M + 3.470%) due 04/30/2019 ~(g)		1,600	1,610

Lloyds Banking Group PLC
3.413% (US0003M + 0.800%) due 06/21/2021 ~		2,200	2,201
4.050% due 08/16/2023		1,100	1,123
4.550% due 08/16/2028		1,000	1,037
7.000% due 06/27/2019 •(g)(h)	GBP	600	783
7.500% due 09/27/2025 •(g)(h)		$800	813
7.875% due 06/27/2029 •(g)(h)	GBP	900	1,292

Nationwide Building Society
4.363% due 08/01/2024 •		$1,500	1,525

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		800	781
3.447% (US0003M + 0.650%) due 07/13/2022 ~		1,400	1,377

Royal Bank of Scotland Group PLC
4.152% (US0003M + 1.550%) due 06/25/2024 ~		2,300	2,271
4.519% due 06/25/2024 •		1,500	1,535
4.892% due 05/18/2029 •		1,700	1,767
7.500% due 08/10/2020 •(g)(h)		500	511
8.625% due 08/15/2021 •(g)(h)		400	427

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,200	2,267

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	360	472

UBS AG
5.125% due 05/15/2024 (h)		$3,300	3,375
7.625% due 08/17/2022 (h)		300	330

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		400	400
3.634% (US0003M + 0.950%) due 08/15/2023 ~		1,400	1,394
4.125% due 09/24/2025		400	414

UniCredit SpA
7.830% due 12/04/2023		4,950	5,517

Wells Fargo & Co.
3.500% due 03/08/2022		38	39

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,300	3,795

			110,772

INDUSTRIALS 1.9%

Allergan Sales LLC
4.875% due 02/15/2021		$186	191

BAT Capital Corp.
2.764% due 08/15/2022		600	591
3.564% (US0003M + 0.880%) due 08/15/2022 ~		1,000	997

Campbell Soup Co.
3.241% (US0003M + 0.630%) due 03/15/2021 ~		300	298
3.300% due 03/15/2021		500	503
3.650% due 03/15/2023		2,100	2,132

Charter Communications Operating LLC
4.386% (US0003M + 1.650%) due 02/01/2024 ~		4,000	4,012
4.464% due 07/23/2022		300	311
4.908% due 07/23/2025		700	739

Daimler Finance North America LLC
3.400% due 02/22/2022		2,100	2,121

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dominion Energy Gas Holdings LLC
3.211% (US0003M + 0.600%) due 06/15/2021 ~		$4,100	$4,100

Enbridge, Inc.
3.311% (US0003M + 0.700%) due 06/15/2020 ~		800	801

INEOS Finance PLC
2.125% due 11/15/2025 (j)	EUR	3,100	3,360

Kraft Heinz Foods Co.
3.500% due 07/15/2022		$100	101
5.000% due 07/15/2035		100	98
5.200% due 07/15/2045		100	97

McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		1,500	1,501

President & Fellows of Harvard College
6.500% due 01/15/2039		1,100	1,570

SASOL Financing USA LLC
5.875% due 03/27/2024		900	956

Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		500	498

United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~		600	600
3.650% due 08/16/2023		1,800	1,849
3.950% due 08/16/2025		400	416

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		1,600	1,580

			29,422

UTILITIES 1.4%

AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		3,200	3,214
3.737% (US0003M + 0.950%) due 07/15/2021 ~		3,700	3,745
3.777% (US0003M + 1.180%) due 06/12/2024 ~		3,600	3,573

BellSouth LLC
4.333% due 04/26/2021		5,300	5,306

Duke Energy Corp.
3.193% (US0003M + 0.500%) due 05/14/2021 ~		2,000	2,000

Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~		2,000	1,982

Verizon Communications, Inc.
3.376% due 02/15/2025		421	427
3.784% (US0003M + 1.100%) due 05/15/2025 ~		1,400	1,401

			21,648

Total Corporate Bonds & Notes (Cost $160,983)			161,842

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.3%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		100	153

Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025		3,500	3,989

University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031		400	402

			4,544

COLORADO 0.3%

Denver, Colorado City & County School District No. 1, Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026		3,820	4,383

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	107

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	$400	$447
7.750% due 01/01/2042	104	112

		559

NEW YORK 0.1%

New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,214

WASHINGTON 0.1%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	600	788

Total Municipal Bonds & Notes (Cost $9,986)		11,488

U.S. GOVERNMENT AGENCIES 19.5%

Fannie Mae
2.310% due 08/01/2022	100	99
2.836% due 07/25/2037 •	16	16
2.866% due 07/25/2037 •	27	27
2.886% due 09/25/2035 •	92	92
3.500% due 12/01/2047 - 08/01/2048	45,963	46,713
4.000% due 05/01/2021 - 03/01/2026	261	268
5.000% due 04/01/2035	92	99
5.500% due 09/01/2023	4	5
6.000% due 05/01/2019 - 05/01/2041	1,066	1,170
7.500% due 04/01/2024 - 11/01/2037	100	113

Fannie Mae, TBA
3.500% due 05/01/2049	74,000	74,977
4.000% due 05/01/2049	163,100	167,649

Freddie Mac
2.530% due 12/25/2036 •	2	2
3.194% due 10/15/2037 •	32	33
6.000% due 04/01/2040	5	6

Ginnie Mae
2.839% due 08/20/2047	1,532	1,533
6.000% due 12/15/2038	65	72

Ginnie Mae, TBA
5.000% due 05/01/2049	5,400	5,637

Small Business Administration
5.290% due 12/01/2027	26	27
5.720% due 01/01/2029	499	535
6.020% due 08/01/2028	371	395

Total U.S. Government Agencies (Cost $297,187)		299,468

U.S. TREASURY OBLIGATIONS 33.4%

U.S. Treasury Bonds
3.000% due 08/15/2048	500	519
3.000% due 02/15/2049 (j)	19,000	19,729
4.375% due 05/15/2040 (n)	5,300	6,757
4.625% due 02/15/2040 (n)	4,500	5,921

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2021 (n)	5,841	5,797
0.125% due 01/15/2022	12,344	12,250
0.125% due 04/15/2022 (l)(n)	99,563	98,572
0.125% due 01/15/2023	7,851	7,766
0.375% due 01/15/2027 (n)	14,796	14,675
0.375% due 07/15/2027 (n)	4,424	4,395
0.500% due 01/15/2028	1,327	1,325
0.625% due 01/15/2026 (n)	2,119	2,144
0.750% due 07/15/2028 (n)	19,252	19,699
0.875% due 01/15/2029	16,148	16,683
1.000% due 02/15/2048 (n)	13,983	14,315
1.750% due 01/15/2028 (n)	9,612	10,625
2.375% due 01/15/2025 (n)	43,397	48,223
2.375% due 01/15/2027 (n)	125	143

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 01/15/2029	$4,924	$5,841
3.625% due 04/15/2028 (n)	156	198

U.S. Treasury Notes
1.375% due 10/31/2020 (l)(n)	11,300	11,133
1.875% due 07/31/2022 (l)(n)	15,300	15,129
2.000% due 11/30/2020 (l)(n)	6,100	6,068
2.000% due 07/31/2022 (l)(n)	8,000	7,944
2.000% due 11/30/2022 (l)(n)	13,100	13,000
2.000% due 08/15/2025 (l)(n)	5,800	5,697
2.250% due 08/15/2027 (n)	100	99
2.625% due 02/15/2029	145,600	148,452
2.750% due 02/15/2024 (n)	10,500	10,748

Total U.S. Treasury Obligations (Cost $505,633)		513,847

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.7%

Adjustable Rate Mortgage Trust
5.652% due 11/25/2037 ^~	6,706	6,011

American Home Mortgage Assets Trust
3.317% due 11/25/2046 •	7,662	3,914

BCAP LLC Trust
6.000% due 03/26/2037 ~	7,508	6,182

Bear Stearns ALT-A Trust
3.994% due 11/25/2035 ^~	5,035	4,037
5.280% due 11/25/2035 ^~	229	215

ChaseFlex Trust
2.786% due 07/25/2037 •	4,899	4,459

Citigroup Mortgage Loan Trust
2.556% due 01/25/2037 •	5	4
4.980% due 03/25/2036 ^•	193	193

Citigroup Mortgage Loan Trust, Inc.
4.483% due 08/25/2035 ~	90	92

CitiMortgage Alternative Loan Trust
3.086% due 04/25/2037 •	2,161	1,742

Countrywide Alternative Loan Trust
2.606% due 12/25/2046 •	5,730	5,454
2.646% due 02/25/2047 •	20	20
2.646% due 09/25/2047 •	3,089	2,998
2.686% due 06/25/2037 •	66	63
3.397% due 02/25/2036 •	8	7
6.000% due 08/25/2035	1,908	1,380
6.000% due 06/25/2047 ^	2,821	2,311

Countrywide Home Loan Mortgage Pass-Through Trust
4.263% due 02/20/2035 ~	3	3
4.272% due 11/25/2034 ~	6	6
5.500% due 11/25/2035 ^	45	39

Credit Suisse Mortgage Capital Certificates
3.711% due 02/27/2037 ~	412	416

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.666% due 06/25/2037 ^•	184	178
2.816% due 08/25/2037 ^•	4,156	3,612

GSR Mortgage Loan Trust
4.466% due 11/25/2035 ~	5	5

HarborView Mortgage Loan Trust
2.652% due 12/19/2036 ^•	550	505
2.672% due 01/19/2038 •	454	436

JPMorgan Mortgage Trust
4.064% due 08/25/2034 ~	59	58
4.327% due 07/25/2035 ~	29	29
4.570% due 02/25/2035 ~	2	2
4.687% due 07/25/2035 ~	4,124	4,251
5.750% due 01/25/2036 ^	16	12

JPMorgan Resecuritization Trust
2.610% due 06/26/2037 •	6,199	6,075

Lehman Mortgage Trust
3.136% due 11/25/2036 •	1,916	1,306

Lehman XS Trust
2.711% due 08/25/2046 •	2,535	2,380

Merrill Lynch Mortgage Investors Trust
4.402% due 09/25/2035 ^~	106	97

Morgan Stanley Mortgage Loan Trust
3.106% due 11/25/2035 •	2,385	2,376

MortgageIT Securities Corp. Mortgage Loan Trust
2.716% due 06/25/2047 •	1,460	1,364

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
2.671% due 08/25/2036 •		$679	$621
2.686% due 05/25/2047 •		7,974	7,642

Structured Adjustable Rate Mortgage Loan Trust
4.395% due 04/25/2035 ~		169	163

Structured Asset Mortgage Investments Trust
2.606% due 08/25/2036 •		9,400	8,658
2.716% due 02/25/2036 •		1,332	1,302

Structured Asset Securities Corp.
2.836% due 04/25/2035 •		2,040	1,915

Towd Point Mortgage Funding
0.000% due 10/20/2051 •(b)	GBP	4,300	5,602

UBS Commercial Mortgage Trust
3.504% due 12/15/2050		$3,395	3,474

WaMu Mortgage Pass-Through Certificates Trust
2.625% due 09/25/2046 •		44	44
2.625% due 10/25/2046 •		39	37
3.066% due 11/25/2045 •		3,627	3,606
3.127% due 01/25/2047 •		22	22
3.167% due 05/25/2047 •		3,837	3,599
3.332% due 01/25/2037 ^~		325	303
3.628% due 06/25/2037 ^~		1,272	1,209
3.775% due 08/25/2036 ^~		135	126
4.193% due 12/25/2035 ~		2,155	2,138

Wells Fargo Mortgage-Backed Securities Trust
4.704% due 07/25/2036 ^~		582	586
4.861% due 12/25/2036 ^~		208	205
4.954% due 03/25/2036 ^~		177	176

Total Non-Agency Mortgage-Backed Securities (Cost $98,885)			103,660

ASSET-BACKED SECURITIES 10.0%

Allegro CLO Ltd.
3.971% due 01/30/2026 •		480	480

Asset-Backed Funding Certificates Trust
2.616% due 01/25/2037 •		2,625	1,872

Asset-Backed Securities Corp. Home Equity Loan Trust
3.446% due 07/25/2035 •		300	300

Bear Stearns Asset-Backed Securities Trust
2.596% due 02/25/2037 •		847	903
2.636% due 07/25/2036 •		1,730	1,716
2.646% due 08/25/2036 •		757	905
2.690% due 12/25/2036		238	238
3.180% due 02/25/2036 •		1,776	1,745

CIT Mortgage Loan Trust
3.840% due 10/25/2037 •		2,117	2,141

Citigroup Mortgage Loan Trust
2.546% due 07/25/2045 •		21	16
2.646% due 12/25/2036 •		3,232	2,157

Citigroup Mortgage Loan Trust, Inc.
2.786% due 10/25/2036 •		2,000	1,954

Countrywide Asset-Backed Certificates
2.626% due 06/25/2037 •		1,127	1,068
2.626% due 06/25/2047 ^•		1,199	1,076
2.736% due 06/25/2047 •		1,200	1,127
2.746% due 12/25/2036 ^•		4,100	3,975
2.756% due 03/25/2036 •		1,693	1,552
2.766% due 09/25/2036 •		4,840	4,842
2.786% due 07/25/2036 •		2,849	2,849
3.086% due 11/25/2033 •		773	758
3.836% due 04/25/2034 •		184	185
4.672% due 10/25/2046 ^~		4,327	4,242

Credit Suisse Mortgage Capital Trust
4.500% due 03/25/2021		1,534	1,543

Credit-Based Asset Servicing & Securitization LLC
2.606% due 07/25/2037 •		8	6

Exeter Automobile Receivables Trust
3.200% due 04/15/2022		10,266	10,283

Fieldstone Mortgage Investment Trust
3.221% due 12/25/2035 •		10,674	9,930

First Franklin Mortgage Loan Trust
3.281% due 09/25/2035 •		2,097	2,109
3.346% due 08/25/2032 •		1,559	1,546

108	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
2.586% due 08/25/2036 •	$103	$46
2.656% due 02/25/2036 •	1,251	1,189

GSAA Home Equity Trust
2.686% due 03/25/2037 •	5,483	2,658
4.191% due 03/25/2036 ~	5,769	4,733

GSAMP Trust
2.636% due 08/25/2036 •	678	659
2.716% due 01/25/2037 •	2,700	2,317
3.806% due 12/25/2034 ^•	1,558	1,235

Halcyon Loan Advisors Funding Ltd.
3.861% due 10/22/2025 •	629	629

Home Equity Loan Trust
2.826% due 04/25/2037 •	5,300	4,246

Home Equity Mortgage Loan Asset-Backed Trust
3.551% due 08/25/2035 •	2,000	1,904

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
3.536% due 11/25/2034 •	280	277

Long Beach Mortgage Loan Trust
2.710% due 02/25/2036 •	4,837	4,702

MASTR Specialized Loan Trust
2.746% due 06/25/2046 •	3,706	3,518

Merrill Lynch Mortgage Investors Trust
2.596% due 08/25/2037 •	7,636	4,715

Monarch Grove CLO
3.651% due 01/25/2028 •	4,300	4,265

Morgan Stanley ABS Capital, Inc. Trust
2.536% due 07/25/2036 •	4	2
2.646% due 09/25/2036 •	3,046	1,743
2.701% due 03/25/2037 •	17,221	8,568

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^Ø	4,746	2,619

Mountain Hawk CLO Ltd.
3.980% due 04/18/2025 •	816	816

Navient Private Education Loan Trust
2.884% due 12/16/2058 •	408	409

OHA Credit Partners Ltd.
3.771% due 10/20/2025	246	247

OHA Loan Funding Ltd.
4.122% due 01/23/2027 •	900	900

Option One Mortgage Loan Trust
2.706% due 04/25/2037 •	3,268	2,512
2.706% due 05/25/2037 •	1,886	1,301
2.796% due 04/25/2037 •	379	252

People’s Choice Home Loan Securities Trust
3.006% due 12/25/2035 •	409	403

Popular ABS Mortgage Pass-Through Trust
2.816% due 07/25/2036 •	3,700	3,452

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 Ø	3,747	2,029

Residential Asset Securities Corp. Trust
2.736% due 04/25/2037 •	8,677	8,602
2.886% due 02/25/2036 •	580	575

Santander Drive Auto Receivables Trust
2.629% due 11/15/2019	334	334

Securitized Asset-Backed Receivables LLC Trust
2.726% due 07/25/2036 •	1,219	681
2.736% due 05/25/2036 •	1,494	962
3.066% due 11/25/2035 •	1,307	1,300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SG Mortgage Securities Trust
2.666% due 02/25/2036 •		$5,107	$3,288

SLM Private Education Loan Trust
5.734% due 05/16/2044 •		42	42

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	89	100

Soundview Home Loan Trust
2.546% due 11/25/2036 •		$8	3
2.636% due 03/25/2037 •		641	625
2.656% due 07/25/2037 •		1,990	1,680
2.736% due 10/25/2036 •		3,900	3,728
3.326% due 08/25/2035 ^•		2,200	2,016

Specialty Underwriting & Residential Finance Trust
2.786% due 12/25/2036 •		1,799	1,767

Structured Asset Securities Corp. Mortgage Loan Trust
2.716% due 05/25/2047 •		1,926	1,844

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		1,782	1,779

Total Asset-Backed Securities (Cost $148,631)			153,190

SOVEREIGN ISSUES 4.2%

Argentina Government International Bond
3.750% due 12/31/2038 Ø		5,450	3,168
5.875% due 01/11/2028		2,600	2,002
45.563% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	2,928	66
67.546% (ARLLMONP + 0.000%) due 06/21/2020 ~(a)		51,384	1,322

Brazil Government International Bond
5.625% due 02/21/2047		$1,700	1,693

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035 (f)	BRL	12,766	3,850
6.000% due 05/15/2055 (f)		9,575	3,081

Export-Import Bank of Korea
4.000% due 01/29/2021		$2,000	2,043

Israel Government International Bond
4.125% due 01/17/2048		600	623

Japan Government International Bond
0.000% due 03/10/2028 (f)	JPY	3,590,028	33,801

Peru Government International Bond
5.940% due 02/12/2029	PEN	4,300	1,364
6.350% due 08/12/2028		16,950	5,534
8.200% due 08/12/2026		7,450	2,697

Province of Ontario
1.650% due 09/27/2019		$300	299

Qatar Government International Bond
5.250% due 01/20/2020		1,500	1,528

Saudi Government International Bond
4.000% due 04/17/2025		1,400	1,436
5.000% due 04/17/2049		700	726

Total Sovereign Issues (Cost $68,024)			65,233

SHORT-TERM INSTRUMENTS 7.5%

CERTIFICATES OF DEPOSIT 0.6%

Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$7,000	7,012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		$2,300	$2,301

			9,313

COMMERCIAL PAPER 0.3%

Energy Transfer Partners
3.200% due 04/22/2019		5,000	4,990

REPURCHASE AGREEMENTS (i) 1.7%
			26,662

ARGENTINA TREASURY BILLS 0.0%
44.299% due 04/12/2019 - 06/28/2019 (c)(d)	ARS	11,906	304

JAPAN TREASURY BILLS 3.6%
(0.150)% due 04/15/2019 (d)(e)	JPY	6,130,000	55,313

U.S. TREASURY BILLS 1.3%
2.441% due 04/11/2019 - 06/20/2019 (c)(d)(l)(n)		$20,127	20,083

Total Short-Term Instruments (Cost $117,796)			116,665

Total Investments in Securities (Cost $1,411,490)			1,429,758

		SHARES
INVESTMENTS IN AFFILIATES 32.1%

SHORT-TERM INSTRUMENTS 32.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 32.1%

PIMCO Short Asset Portfolio		19,678,389	195,780

PIMCO Short-Term Floating NAV Portfolio III		30,109,254	297,751

Total Short-Term Instruments (Cost $494,551)			493,531

Total Investments in Affiliates (Cost $494,551)			493,531

Total Investments 125.0% (Cost $1,906,041)			$1,923,289

Financial Derivative Instruments (k)(m) (5.7)% (Cost or Premiums, net $12,228)			(87,834)

Other Assets and Liabilities, net (19.3)%			(296,505)

Net Assets 100.0%			$1,538,950

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	109

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.500%	03/29/2019	04/01/2019	$	14,500	U.S. Treasury Notes 2.000% due 10/31/2022	$(14,803)	$14,500	$14,503
BOS	2.900	03/28/2019	04/04/2019		1,779	U.S. Treasury Notes 2.875% due 08/15/2028	(1,775)	1,779	1,779
FICC	2.000	03/29/2019	04/01/2019		530	U.S. Treasury Notes 1.125% due 06/30/2021	(543)	530	530
MEI	1.710	03/07/2019	04/08/2019	CAD	13,168	Canada Government International Bond 2.750% due 12/01/2048	(10,364)	9,853	9,865

Total Repurchase Agreements							$(27,485)	$26,662	$26,677

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
JML	(2.000)%	11/28/2018	TBD	(3)	EUR	(2,777)	$(3,094)

Total Reverse Repurchase Agreements							$(3,094)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	2.050%	03/29/2019	04/01/2019	$ (14,508)	$(14,511)

Total Sale-Buyback Transactions					$(14,511)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Canada (0.7)%
Sovereign Issues (0.7)%
Canadian Government Bond	2.750%	12/01/2048	CAD	11,500	(9,813)	(10,338)

United States (0.5)%
U.S. Government Agencies (0.4)%
Fannie Mae, TBA	5.000	04/01/2049	$	5,400	$(5,664)	$(5,710)

U.S. Treasury Obligations (0.1)%
U.S. Treasury Notes	2.875	08/15/2028		1,700	(1,716)	(1,775)

Total Short Sales (1.2)%					$(17,193)	$(17,823)

110	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$14,503	$0	$0	$0	$14,503	$(14,803)	$(300)
BOS	1,779	0	0	0	1,779	(1,775)	4
FICC	530	0	0	0	530	(543)	(13)
JML	0	(3,094)	0	0	(3,094)	3,252	158
MEI	9,865	0	0	0	9,865	(9,783)	82

Master Securities Forward Transaction Agreement
BCY	0	0	(14,511)	0	(14,511)	14,537	26
NOM	0	0	0	(1,775)	(1,775)	0	(1,775)
TDM	0	0	0	(10,338)	(10,338)	0	(10,338)

Total Borrowings and Other Financing Transactions	$26,677	$(3,094)	$(14,511)	$(12,113)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(3,094)	$(3,094)

Total	$0	$0	$0	$(3,094)	$(3,094)

Sale-Buyback Transactions
U.S. Treasury Obligations	(14,511)	0	0	0	(14,511)

Total	$(14,511)	$0	$0	$0	$(14,511)

Total Borrowings	$(14,511)	$0	$0	$(3,094)	$(17,605)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(17,605)

(j)	Securities with an aggregate market value of $17,789 and cash of $582 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(9,932) at a weighted average interest rate of 0.698%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $85 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$111.000	05/24/2019	2,945	$2,945	$25	$3
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.000	05/24/2019	547	547	5	1
Put - CBOT U.S. Treasury 2-Year Note June 2019 Futures	104.750	05/24/2019	2,773	5,546	23	2

Total Purchased Options					$53	$6

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	111

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar September Futures	09/2020	682	166,817	$1,160	$0	$(137)
E-Mini Russell 2000 Index June Futures	06/2019	3,407	262,986	577	613	0
Euro-Bobl June Futures	06/2019	140	20,909	180	6	(25)
Euro-Bund 10-Year Bond June Futures	06/2019	210	39,184	206	0	(59)
U.S. Treasury 2-Year Note June Futures	06/2019	3,321	707,684	17	0	(604)
U.S. Treasury 5-Year Note June Futures	06/2019	2,132	246,946	2,304	0	(483)
U.S. Treasury 10-Year Note June Futures	06/2019	2,987	371,041	4,272	0	(975)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	573	96,264	3,374	0	(215)

				$12,090	$619	$(2,498)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	1,518	(371,360)	$(1,254)	$285	$0
90-Day Eurodollar March Futures	03/2020	4,709	(1,149,997)	(8,398)	883	0
90-Day Eurodollar September Futures	09/2021	682	(166,868)	(1,349)	102	0
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	145	(203)	(59)	39	0
Put Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	145	(67)	37	2	(3)
U.S. Treasury 30-Year Bond June Futures	06/2019	1,072	(160,432)	(3,239)	316	(22)
United Kingdom Long Gilt June Futures	06/2019	104	(17,524)	(293)	8	(12)

				$(14,555)	$1,635	$(37)

Total Futures Contracts				$(2,465)	$2,254	$(2,535)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Deutsche Bank AG	1.000%	Quarterly	06/20/2019	0.433%	EUR	2,400	$(7)	$12	$5	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-30 5-Year Index	5.000%	Quarterly	06/20/2023	$588	$38	$4	$42	$1	$0
CDX.HY-31 5-Year Index	5.000	Quarterly	12/20/2023	588	21	19	40	2	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	2,300	139	18	157	10	0
CDX.IG-28 5-Year Index	1.000	Quarterly	06/20/2022	700	13	0	13	1	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	5,800	97	17	114	7	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	200	3	1	4	0	0

					$311	$59	$370	$21	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	68,800	$(9)	$(1,078)	$(1,087)	$3	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	12,500	(242)	1,157	915	0	(142)
Receive(5)	3-Month USD-LIBOR	2.364	Semi-Annual	06/03/2019	$	148,000	0	0	0	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2019		129,600	1,311	(1,237)	74	19	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	11/25/2020		20,100	(116)	(13)	(129)	13	0
Receive(5)	3-Month USD-LIBOR	2.900	Semi-Annual	03/05/2021		104,100	(356)	(301)	(657)	70	0

112	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	3-Month USD-LIBOR	2.320%	Semi-Annual	03/31/2021	$	52,800	$0	$44	$44	$55	$0
Pay(5)	3-Month USD-LIBOR	2.180	Semi-Annual	10/23/2021		183,600	0	(321)	(321)	0	(233)
Receive(5)	3-Month USD-LIBOR	2.930	Semi-Annual	03/05/2022		348,500	(12)	(2,568)	(2,580)	166	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		139,500	0	4,289	4,289	0	(291)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023		31,500	(334)	1,122	788	0	(67)
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		76,300	(99)	476	377	0	(64)
Receive(5)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		119,600	0	(1,690)	(1,690)	258	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		110,500	(26)	(4,692)	(4,718)	332	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		57,600	0	(2,478)	(2,478)	138	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		140,800	8,971	(7,106)	1,865	349	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,100	(60)	61	1	3	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		53,900	(46)	(348)	(394)	18	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		38,010	(129)	1,579	1,450	102	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		5,300	297	33	330	13	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		38,000	(617)	(1)	(618)	108	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		75,500	4,296	(3,849)	447	202	0
Pay(5)	3-Month USD-LIBOR	3.427	Semi-Annual	10/12/2028		108,700	0	4,128	4,128	0	(59)
Receive(5)	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		60,300	(798)	(2,194)	(2,992)	153	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	02/15/2036		140,200	1,352	7,175	8,527	55	(263)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	05/15/2044		82,400	492	(6,624)	(6,132)	210	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		22,000	2,484	(2,085)	399	65	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	09/28/2048		20,600	0	(2,043)	(2,043)	69	0
Receive	3-Month USD-LIBOR	3.093	Semi-Annual	12/14/2048		4,400	0	(485)	(485)	15	0
Receive(5)	3-Month USD-LIBOR	3.005	Semi-Annual	04/23/2049		4,300	0	(362)	(362)	14	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2049		25,300	(597)	(1,498)	(2,095)	86	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	12/19/2025	EUR	3,300	52	(142)	(90)	8	0
Pay(5)	6-Month EUR-EURIBOR	2.036	Annual	02/03/2037		21,300	0	1,216	1,216	0	(175)
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	06/19/2049		8,200	(128)	(915)	(1,043)	153	0
Pay	6-Month GBP-LIBOR	1.000	Annual	09/19/2019	GBP	300,700	654	1,598	2,252	12	0
Receive	6-Month GBP-LIBOR	1.650	Semi-Annual	01/22/2020		5,800	(219)	169	(50)	0	0
Receive(5)	6-Month GBP-LIBOR	1.000	Annual	09/18/2020		300,700	21	(646)	(625)	0	(30)
Receive	6-Month GBP-LIBOR	2.000	Semi-Annual	03/18/2022		16,300	(1,253)	611	(642)	0	(2)
Pay(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		23,700	173	615	788	0	(3)
Receive(5)	6-Month GBP-LIBOR	2.040	Semi-Annual	02/01/2037		3,500	1	(218)	(217)	7	0
Receive(5)	6-Month GBP-LIBOR	2.043	Semi-Annual	02/01/2037		15,400	0	(958)	(958)	33	0
Receive(5)	6-Month GBP-LIBOR	2.000	Semi-Annual	10/10/2038		23,200	146	(1,423)	(1,277)	70	0
Receive(5)	6-Month GBP-LIBOR	2.053	Semi-Annual	10/10/2038		19,000	0	(1,157)	(1,157)	57	0
Receive(5)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		3,400	55	(212)	(157)	27	0
Pay(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2022	JPY	40,170,000	1,155	1,641	2,796	143	0
Receive(5)	6-Month JPY-LIBOR	0.300	Semi-Annual	06/18/2025		15,980,000	(340)	(2,020)	(2,360)	0	(117)
Pay	6-Month JPY-LIBOR	0.199	Semi-Annual	10/31/2025		7,860,000	17	1,038	1,055	61	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	12/20/2025		23,450,000	2,299	2,340	4,639	194	0
Pay	6-Month JPY-LIBOR	0.338	Semi-Annual	11/12/2028		5,000	0	1	1	0	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		690,000	0	(519)	(519)	0	(38)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		2,080,000	133	(1,339)	(1,206)	0	(114)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		530,000	0	(382)	(382)	0	(29)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		7,862,000	(16)	(5,098)	(5,114)	0	(440)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	09/20/2046		840,000	322	(323)	(1)	0	(95)
Receive	CPTFEMU	0.740	Maturity	01/15/2020	EUR	5,200	(11)	62	51	0	(4)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		2,450	(3)	(183)	(186)	7	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		2,450	7	368	375	0	(18)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	22,600	(3)	153	150	0	(50)
Pay	UKRPI	3.593	Maturity	11/15/2028		3,800	0	92	92	0	(8)
Pay	UKRPI	3.595	Maturity	11/15/2028		13,100	155	169	324	0	(26)
Pay	UKRPI	3.603	Maturity	11/15/2028		3,700	0	96	96	0	(7)

							$18,979	$(26,275)	$(7,296)	$3,288	$(2,275)

Total Swap Agreements							$19,283	$(26,204)	$(6,921)	$3,310	$(2,275)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6	$2,254	$3,411	$5,671	$0	$(2,535)	$(2,275)	$(4,810)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	113

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

(l)

Securities with an aggregate market value of $31,735 and cash of $5,082 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $101 for closed swap agreements is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	06/2019	SGD	18,352		$13,583	$22	$0

BOA	04/2019	JPY	190,800		1,727	6	0
	04/2019		$11,113	EUR	9,874	0	(37)
	05/2019	EUR	9,874		$11,142	36	0
	05/2019		$12,159	ZAR	164,318	0	(821)

BPS	04/2019	ARS	13,338		$339	32	0
	04/2019	JPY	6,753,300		62,581	1,618	(31)
	04/2019		$307	ARS	13,338	1	0
	04/2019		7,815	CNH	52,534	0	(1)
	05/2019	ARS	2,361		$51	0	(1)
	06/2019	TWD	544,931		17,729	19	0

BRC	04/2019	JPY	2,527,500		22,863	58	0
	06/2019	EUR	1,004	TRY	6,489	0	(39)

CBK	04/2019	AUD	1,449		$1,032	3	0
	04/2019	BRL	21,601		5,543	26	0
	04/2019	GBP	17,890		23,563	262	0
	04/2019	JPY	230,100		2,090	14	0
	04/2019	MXN	287		15	0	0
	04/2019		$5,589	BRL	21,601	0	(72)
	04/2019		37,113	JPY	4,093,900	0	(175)
	05/2019	BRL	21,601		$5,578	73	0
	05/2019	JPY	4,093,900		37,217	164	0
	05/2019		$15	MXN	287	0	0
	06/2019	EUR	709	TRY	4,588	0	(27)
	06/2019	TRY	13,434	EUR	2,074	75	0

FBF	04/2019	CNH	19,678		$2,805	0	(122)

GLM	04/2019	ARS	10,977		253	0	0
	04/2019	CNH	26,129		3,897	11	0
	04/2019		$253	ARS	10,977	1	0
	04/2019		2,666	CNY	18,589	101	0
	05/2019	ARS	10,623		$232	0	(1)
	05/2019		$107	ARS	4,752	0	(3)
	06/2019	KRW	4,712,701		$4,204	53	0
	06/2019		$3,897	CNH	26,129	0	(11)

HUS	04/2019	CAD	21,853		$16,561	208	0
	04/2019	CNH	6,727		1,001	1	0
	04/2019	CNY	18,589		2,767	0	0
	04/2019		$44	ARS	1,998	0	0
	04/2019		15	MXN	287	0	0
	05/2019		42	ARS	1,922	0	(1)

114	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	05/2019		$7,075	EUR	6,210	$0	$(84)
	05/2019	ZAR	95,425		$6,719	135	0
	06/2019		$1,001	CNH	6,727	0	(1)
	06/2019		2,764	CNY	18,589	0	0
	11/2019		34,736	CNH	235,355	224	0
	01/2021	BRL	1,520		$234	0	(130)

JPM	04/2019	EUR	9,874		11,271	195	0
	04/2019	JPY	522,200		4,711	10	(11)
	05/2019	EUR	17,163		19,502	179	0
	05/2019		$14,278	NOK	123,105	19	0
	11/2019	CNH	137,193		$19,613	0	(766)

MSB	05/2019		$10	ARS	422	0	(1)
	06/2019	EUR	361	TRY	2,335	0	(13)

MYI	04/2019	JPY	259,700		$2,348	0	0
	05/2019	ZAR	67,605		4,721	56	0

RYL	04/2019	CAD	13,161		9,806	0	(43)

SCX	04/2019	BRL	21,601		5,768	251	0
	04/2019	JPY	259,700		2,352	9	0
	04/2019		$5,543	BRL	21,601	0	(26)
	04/2019		23,684	GBP	17,890	0	(384)
	05/2019	GBP	17,890		$23,720	383	0
	06/2019	HKD	1,233		158	0	0
	11/2019	CNH	98,162		14,022	0	(559)

SOG	04/2019		$1,641	TRY	8,942	0	(71)
	05/2019	RUB	7,438		$112	0	(1)

SSB	04/2019		$9,780	CAD	13,078	7	0

UAG	04/2019		16,339		21,936	76	0
	05/2019	CAD	21,936		$16,352	0	(76)

Total Forward Foreign Currency Contracts						$4,328	$(3,508)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Cost	Market Value
HUS	Put - OTC EUR versus GBP	GBP	0.828	06/03/2019	21,614	$92	$84

MYI	Put - OTC EUR versus GBP		0.828	06/03/2019	18,478	74	72

SCX	Put - OTC USD versus CNH	CNH	6.600	08/20/2019	15,648	130	80

						$296	$236

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Cost	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	03/11/2021	157,800	$1,262	$1,793
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	163,200	957	1,301
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	34,400	1,383	176
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.600	07/09/2019	10,600	516	122

							$4,118	$3,392

Total Purchased Options							$4,414	$3,628

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Call - OTC EUR versus TRY	TRY	6.840	06/03/2019	10,640	$(177)	$(535)

SCX	Put - OTC USD versus CNH	CNH	6.490	08/20/2019	31,296	(136)	(72)

						$(313)	$(607)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	115

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.960%	07/09/2021	371,200	$(1,777)	$(3,184)

GLM	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.015	06/21/2021	227,300	(1,104)	(2,044)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.019	06/21/2021	779,400	(3,663)	(7,032)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.400	03/27/2020	249,500	(1,382)	(39)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	83,300	(1,262)	(1,865)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	86,200	(958)	(1,363)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.745	07/09/2019	10,600	(326)	(49)
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	1.890	07/09/2019	10,600	(190)	(18)

							$(10,662)	$(15,594)

Total Written Options							$(10,975)	$(16,201)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	3.304%	EUR	1,650	$306	$(116)	$190	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		900	165	(62)	103	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	3.304		950	181	(72)	109	0

								$652	$(250)	$402	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	09/20/2019	0.609%	$	1,600	$3	$0	$3	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	5,744	$(1,199)	$783	$0	$(416)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	24,100	$(3)	$(43)	$0	$(46)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	Russell 2000 Index	14,890	2.475% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/08/2019	117,142	$0	$(2,677)	$0	$(2,677)
	Receive	Russell 2000 Index	14,890	2.505% (3-Month USD-LIBOR less a specified spread)	Quarterly	03/18/2020	115,615	0	(1,029)	0	(1,029)

CBK	Receive	Russell 2000 Index	31,291	2.554% (3-Month USD-LIBOR less a specified spread)	Quarterly	07/11/2019	215,398	0	24,353	24,353	0

MYI	Receive	Russell 2000 Index	51,773	2.493% (3-Month USD-LIBOR less a specified spread)	Maturity	10/17/2019	440,558	0	(47,759)	0	(47,759)

116	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
UAG	Receive	Russell 2000 Index	51,773	2.536% (3-Month USD-LIBOR less a specified spread)	Maturity	09/19/2019	442,043	$0	$(49,773)	$0	$(49,773)

								$0	$(76,885)	$24,353	$(101,238)

Total Swap Agreements								$(547)	$(76,395)	$24,758	$(101,700)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$22	$0	$0	$22	$0	$0	$0	$0	$22	$0	$22
BOA	42	0	0	42	(858)	0	(3,706)	(4,564)	(4,522)	5,622	1,100
BPS	1,670	0	190	1,860	(33)	0	0	(33)	1,827	(1,374)	453
BRC	58	0	0	58	(39)	0	(416)	(455)	(397)	697	300
CBK	617	0	24,456	25,073	(274)	(535)	0	(809)	24,264	(23,300)	964
DUB	0	0	0	0	0	(3,184)	0	(3,184)	(3,184)	2,914	(270)
FBF	0	0	0	0	(122)	0	0	(122)	(122)	0	(122)
GLM	166	0	0	166	(15)	(2,044)	(46)	(2,105)	(1,939)	1,968	29
HUS	568	84	112	764	(216)	0	0	(216)	548	(670)	(122)
JPM	403	0	0	403	(777)	0	0	(777)	(374)	422	48
MSB	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
MYC	0	3,392	0	3,392	0	(10,366)	0	(10,366)	(6,974)	6,848	(126)
MYI	56	72	0	128	0	0	(47,759)	(47,759)	(47,631)	50,065	2,434
NGF	0	0	0	0	0	0	0	0	0	(4,854)	(4,854)
RYL	0	0	0	0	(43)	0	0	(43)	(43)	(110)	(153)
SCX	643	80	0	723	(969)	(72)	0	(1,041)	(318)	260	(58)
SOG	0	0	0	0	(72)	0	0	(72)	(72)	0	(72)
SSB	7	0	0	7	0	0	0	0	7	0	7
UAG	76	0	0	76	(76)	0	(49,773)	(49,849)	(49,773)	52,769	2,996

Total Over the Counter	$4,328	$3,628	$24,758	$32,714	$(3,508)	$(16,201)	$(101,700)	$(121,409)

(n)

Securities with an aggregate market value of $122,932 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	117

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	613	0	1,641	2,254
Swap Agreements	0	22	0	0	3,389	3,411

	$0	$22	$613	$0	$5,036	$5,671

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,328	$0	$4,328
Purchased Options	0	0	0	236	3,392	3,628
Swap Agreements	0	405	24,353	0	0	24,758

	$0	$405	$24,353	$4,564	$3,392	$32,714

	$0	$427	$24,966	$4,564	$8,428	$38,385

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,535	$2,535
Swap Agreements	0	0	0	0	2,275	2,275

	$0	$0	$0	$0	$4,810	$4,810

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,508	$0	$3,508
Written Options	0	0	0	607	15,594	16,201
Swap Agreements	0	416	101,238	0	46	101,700

	$0	$416	$101,238	$4,115	$15,640	$121,409

	$0	$416	$101,238	$4,115	$20,450	$126,219

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(261)	$(261)
Written Options	0	0	0	0	939	939
Futures	0	0	(27,407)	0	11,844	(15,563)
Swap Agreements	0	312	0	0	10,100	10,412

	$0	$312	$(27,407)	$0	$22,622	$(4,473)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,324	$0	$2,324
Purchased Options	0	0	0	(540)	3,399	2,859
Written Options	0	0	132	2,952	(1,255)	1,829
Swap Agreements	0	126	137,253	0	0	137,379

	$0	$126	$137,385	$4,736	$2,144	$144,391

	$0	$438	$109,978	$4,736	$24,766	$139,918

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(47)	$(47)
Futures	0	0	6,343	0	(4,090)	2,253
Swap Agreements	0	38	0	0	(39,081)	(39,043)

	$0	$38	$6,343	$0	$(43,218)	$(36,837)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$815	$0	$815
Purchased Options	0	0	0	(8)	2,198	2,190
Written Options	0	0	0	(181)	(5,707)	(5,888)
Swap Agreements	0	(310)	(149,301)	0	(96)	(149,707)

	$0	$(310)	$(149,301)	$626	$(3,605)	$(152,590)

	$0	$(272)	$(142,958)	$626	$(46,823)	$(189,427)

118	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$871	$3,494	$4,365
Corporate Bonds & Notes
Banking & Finance	0	110,772	0	110,772
Industrials	0	29,422	0	29,422
Utilities	0	21,648	0	21,648
Municipal Bonds & Notes
California	0	4,544	0	4,544
Colorado	0	4,383	0	4,383
Illinois	0	559	0	559
New York	0	1,214	0	1,214
Washington	0	788	0	788
U.S. Government Agencies	0	299,468	0	299,468
U.S. Treasury Obligations	0	513,847	0	513,847
Non-Agency Mortgage-Backed Securities	0	103,660	0	103,660
Asset-Backed Securities	0	153,190	0	153,190
Sovereign Issues	0	65,233	0	65,233
Short-Term Instruments
Certificates of Deposit	0	9,313	0	9,313
Commercial Paper	0	4,990	0	4,990
Repurchase Agreements	0	26,662	0	26,662
Argentina Treasury Bills	0	304	0	304
Japan Treasury Bills	0	55,313	0	55,313
U.S. Treasury Bills	0	20,083	0	20,083

	$0	$1,426,264	$3,494	$1,429,758

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$493,531	$0	$0	$493,531

Total Investments	$493,531	$1,426,264	$3,494	$1,923,289

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(10,338)	$0	$(10,338)
United States
U.S. Government Agencies	0	(5,710)	0	(5,710)
U.S. Treasury Obligations	0	(1,775)	0	(1,775)

	$0	$(17,823)	$0	$(17,823)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,254	3,316	0	5,570
Over the counter	0	32,714	0	32,714

	$2,254	$36,030	$0	$38,284

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,535)	(2,275)	0	(4,810)
Over the counter	0	(121,409)	0	(121,409)

	$(2,535)	$(123,684)	$0	$(126,219)

Total Financial Derivative Instruments	$(281)	$(87,654)	$0	$(87,935)

Totals	$493,250	$1,320,787	$3,494	$1,817,531

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	119

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class

120	PIMCO STOCKSPLUS® FUNDS

March 31, 2019

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO StocksPLUS® Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Absolute Return Fund	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (Unhedged)	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	Quarterly	Quarterly

PIMCO StocksPLUS® Long Duration Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Short Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Small Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

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Notes to Financial Statements (Cont.)

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements. Prior distributions for the year ended March 31, 2018, before these amendments became effective, were presented as follows (amounts in thousands†):

	PIMCO StocksPLUS® Fund		PIMCO StocksPLUS® Absolute Return Fund		PIMCO StocksPLUS® International Fund (Unhedged)		PIMCO StocksPLUS® International (U.S. Dollar- Hedged)		PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund		PIMCO StocksPLUS® Small Fund

Distributions to Shareholders:

From net investment income

Institutional Class	$(6,302)		$(18,277)		$(90,677)		$(113,633)		$(50,001)	$(41,496)		$(21,133)

I-2	(978)		(5,166)		(2,692)		(33,389)		0	(968)		(6,377)

I-3	0		0		0		0		0	0		0

Administrative Class	(169)		0		(94	)(a)	0		0	0		(320)

Class D	(484	)(b)	(6,591	)(b)	(1,655	)(b)	(17,844	)(b)	0	(545	)(b)	(7,926	)(b)

Class A	(3,616)		(7,363)		(1,327)		(23,931)		0	(392)		(11,346)

Class C	(1,224)		(3,603)		(560)		(10,671)		0	(102)		(4,385)

Class R	(228)		(2	)(c)	0		(33	)(c)	0	0		(15	)(c)

From net realized capital gains

Institutional Class	0		(87,215)		(20,953)		0		(110,205)	0		(10,889)

I-2	0		(23,613)		(615)		0		0	0		(3,253)

I-3	0		0		0		0		0	0		0

Administrative Class	0		0		(28	)(a)	0		0	0		(175)

Class D	0		(36,094	)(b)	(424	)(b)	0	(b)	0	0	(b)	(4,442	)(b)

Class A	0		(40,147)		(309)		0		0	0		(6,190)

Class C	0		(25,276)		(153)		0		0	0		(2,769)

Class R	0		(15	)(c)	0		0	(c)	0	0		(12	)(c)

Total Distributions from Net Investment Income and/or Net Realized Capital Gains	$(13,001)		$(253,362)		$(119,487)		$(199,501)		$(160,206)	$(43,503)		$(79,232)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Administrative Class Shares liquidated at the close of business on January 31, 2018.
(b)	Class D Shares converted into Class A Shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(c)	Class R Shares liquidated at the close of business on January 31, 2018.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved

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pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the

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Notes to Financial Statements (Cont.)

NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$149,001	$3,679	$(73,670)	$(309)	$(299)	$78,402	$3,545	$134

PIMCO StocksPLUS® Absolute Return Fund	235,778	7,309	0	0	(1,271)	241,816	7,034	276

PIMCO StocksPLUS® International Fund (Unhedged)	270,753	8,060	(277,148)	(1,497)	234	402	7,744	317

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	472,154	14,638	0	0	(2,547)	484,245	14,084	553

PIMCO StocksPLUS® Short Fund	327,923	10,167	0	0	(1,769)	336,321	9,782	384

PIMCO StocksPLUS® Small Fund	190,892	5,917	0	0	(1,029)	195,780	5,695	223

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$103,417	$546,213	$(541,400)	$20	$28	$108,278	$2,711	$0

PIMCO StocksPLUS® Absolute Return Fund	300,983	801,531	(735,900)	(47)	198	366,765	9,730	0

PIMCO StocksPLUS® International Fund (Unhedged)	188,680	922,498	(1,106,900)	154	(33)	4,399	3,597	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	11,801	1,554,200	(1,556,500)	(47)	0	9,454	2,400	0

PIMCO StocksPLUS® Long Duration Fund	10,977	248,954	(256,600)	1	0	3,332	54	0

PIMCO StocksPLUS® Short Fund	281,453	848,294	(1,129,701)	174	(37)	183	4,694	0

PIMCO StocksPLUS® Small Fund	212,468	1,105,353	(1,020,200)	(26)	156	297,751	9,652	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

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Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities

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discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2019 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and

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opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of

Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

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(d) Short Sales Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the

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Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options (“Straddle”) are investment strategies that use combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within

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Notes to Financial Statements (Cont.)

centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

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Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and

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Notes to Financial Statements (Cont.)

on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X

Inverse Correlation and Compounding	—	—	—	—	—	X	—

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X

Smaller Company	—	—	—	—	—	—	X

Management	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Inverse Correlation and Compounding Risk is the risk that a Fund’s performance may vary substantially from the inverse performance of the Fund’s index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s

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active management of the Fund (including income and gains or losses from Fixed Income Instruments and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

ANNUAL REPORT	MARCH 31, 2019	135

Notes to Financial Statements (Cont.)

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to

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terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2		I-3		Administrative Class	Class A		Class C	Class R
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%		0.45%	(1)	0.25%	0.40%		0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (Unhedged)	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%		0.50%	(1)	N/A	0.45%		0.45%	N/A
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	0.34%	*	N/A		N/A	0.39%	*	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® Small Fund	0.44%	0.25%	0.35%		0.45%	(1)	0.25%	0.40%		0.40%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO StocksPLUS® Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class R

PIMCO StocksPLUS® Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

ANNUAL REPORT	MARCH 31, 2019	137

Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO StocksPLUS® Fund	$3,602	$7,882

PIMCO StocksPLUS® Absolute Return Fund	15,060	1,820

PIMCO StocksPLUS® International Fund (Unhedged)	4,204	16,574

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	18,659	3,836

PIMCO StocksPLUS® Long Duration Fund	2,978	35,113

PIMCO StocksPLUS® Short Fund	7,527	712

PIMCO StocksPLUS® Small Fund	6,549	1,415

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these

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arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO StocksPLUS® Fund	$1,681,446	$1,670,763	$173,355	$132,302

PIMCO StocksPLUS® Absolute Return Fund	4,998,394	4,692,572	240,227	81,795

PIMCO StocksPLUS® International Fund (Unhedged)	4,116,490	4,280,728	113,855	103,559

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	9,348,184	8,872,010	346,664	145,067

PIMCO StocksPLUS® Long Duration Fund	832,028	919,370	51,761	118,196

PIMCO StocksPLUS® Short Fund	5,559,280	5,345,051	156,200	82,639

PIMCO StocksPLUS® Small Fund	5,254,244	5,070,496	239,302	68,099

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REDEMPTIONS IN-KIND

For the period ended March 31, 2019, the following Fund realized gains or losses from in-kind redemptions of approximately (amounts in thousands†):

Fund Name	Realized Gains	Realized Losses

PIMCO StocksPLUS® International Fund (Unhedged)	$17,680	$(10,460)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2019	139

Notes to Financial Statements (Cont.)

14. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO StocksPLUS® Fund						PIMCO StocksPLUS® Absolute Return Fund

	Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	9,406	$103,511	8,012		$87,633		29,940	$315,117	23,674		$265,759

I-2	2,875	31,131	5,022		53,920		15,607	163,096	15,489		171,804

I-3	19	179	0		0		6,178	68,854	0		0

Administrative Class	170	1,742	65		671		0	0	0		0

Class D	0	0	956		9,622		0	0	5,337		58,504

Class A	5,934	60,131	11,660	(a)	115,598	(a)	16,788	176,981	30,916	(b)	323,416	(b)

Class C	2,742	25,903	2,093		20,369		4,215	40,561	4,151		42,372

Class R	1,064	11,307	636		6,603		0	0	11	(g)	121	(g)
Issued as reinvestment of distributions

Institutional Class	6,284	61,066	560		6,244		8,766	85,811	9,496		103,349

I-2	723	7,021	65		730		1,561	15,089	2,465		26,501

I-3	0	4	0		0		622	5,980	0		0

Administrative Class	180	1,618	16		169		0	0	0		0

Class D	0	0	46		477		0	0	4,033		42,396

Class A	5,217	46,383	320		3,329		5,272	50,527	4,176		44,648

Class C	2,214	18,452	111		1,110		2,153	18,541	2,766		26,978

Class R	427	3,917	19		208		0	0	2	(g)	17	(g)
Cost of shares redeemed

Institutional Class	(15,616)	(163,511)	(16,064)		(173,995)		(20,312)	(213,658)	(14,989)		(170,423)

I-2	(4,526)	(49,058)	(2,530)		(27,549)		(17,434)	(181,471)	(10,824)		(117,881)

I-3	(3)	(30)	0		0		(695)	(7,442)	0		0

Administrative Class	(199)	(2,087)	(601)		(6,239)		0	0	0		0

Class D	0	0	(4,686	)(a)	(47,363	)(a)	0	0	(38,027	)(b)	(396,327	)(b)

Class A	(7,695)	(75,830)	(6,181)		(62,735)		(23,867)	(247,230)	(9,641)		(107,308)

Class C	(3,944)	(36,811)	(7,740)		(71,047)		(5,484)	(50,856)	(5,413)		(55,395)

Class R	(496)	(5,283)	(637)		(6,765)		0	0	(14	)(g)	(152	)(g)

Net increase (decrease) resulting from Fund share transactions	4,776	$39,755	(8,858)		$(89,010)		23,310	$239,900	23,608		$258,379

140	PIMCO STOCKSPLUS® FUNDS

March 31, 2019

PIMCO StocksPLUS® International Fund (Unhedged)						PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)						PIMCO StocksPLUS® Long Duration Fund

Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

10,080	$61,469	24,526		$163,110		68,707	$548,947	52,058		$436,899		9,825	$65,937	30,188	$225,720

6,833	44,337	7,847		54,305		43,935	344,462	42,201		349,950		0	0	0	0

52	342	0		0		4,220	33,476	0		0		0	0	0	0

0	0	53	(h)	362	(h)	0	0	0		0		0	0	0	0

0	0	3,325		22,560		0	0	13,669		109,013		0	0	0	0

3,452	19,830	8,975	(c)	59,598	(c)	17,967	137,604	46,585	(d)	360,979	(d)	0	0	0	0

464	2,407	1,205		7,747		2,598	18,360	5,951		44,035		0	0	0	0

0	0	0		0		0	0	55	(g)	436	(g)	0	0	0	0

34,157	187,162	16,203		111,357		20,851	158,616	12,921		106,958		9,665	56,709	21,291	159,237

1,309	7,207	426		2,931		6,066	45,706	3,546		29,152		0	0	0	0

6	29	0		0		221	1,646	0		0		0	0	0	0

0	0	18	(h)	122	(h)	0	0	0		0		0	0	0	0

0	0	300		2,024		0	0	2,229		17,601		0	0	0	0

973	5,163	194		1,298		6,314	45,458	2,922		23,072		0	0	0	0

257	1,291	106		676		1,885	12,365	1,353		9,886		0	0	0	0

0	0	0		0		0	0	4	(g)	33	(g)	0	0	0	0

(250,916)	(1,457,135)	(9,582)		(67,805)		(83,188)	(671,314)	(38,386)		(320,838)		(29,269)	(204,973)	(50,607)	(370,522)

(8,448)	(52,703)	(4,532)		(31,035)		(39,208)	(307,977)	(24,908)		(206,451)		0	0	0	0

(15)	(83)	0		0		(1,135)	(8,799)	0		0		0	0	0	0

0	0	(419	)(h)	(2,952	)(h)	0	0	0		0		0	0	0	0

0	0	(6,870	)(c)	(45,296	)(c)	0	0	(46,686	)(d)	(362,473	)(d)	0	0	0	0

(5,529)	(34,284)	(2,532)		(16,926)		(30,956)	(236,785)	(18,527)		(147,414)		0	0	0	0

(1,109)	(6,142)	(507)		(3,194)		(7,121)	(49,648)	(7,139)		(52,524)		0	0	0	0

0	0	0		0		0	0	(77	)(g)	(635	)(g)	0	0	0	0

(208,434)	$(1,221,110)	38,736		$258,882		11,156	$72,117	47,771		$397,679		(9,779)	$(82,327)	872	$14,435

ANNUAL REPORT	MARCH 31, 2019	141

Notes to Financial Statements (Cont.)

	PIMCO StocksPLUS® Short Fund						PIMCO StocksPLUS® Small Fund

	Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	42,381	$347,678	58,813		$547,796		49,650	$511,340	30,750		$323,113

I-2	24,470	201,683	20,769		179,562		13,858	141,743	8,708		89,870

I-3	305	2,474	0		0		1,003	10,444	0		0

Administrative Class	0	0	0		0		354	3,635	151		1,556

Class D	0	0	2,557		22,109		0	0	4,604		47,018

Class A	8,735	73,412	5,110	(e)	43,244	(e)	20,660	215,920	27,507	(f)	279,263	(f)

Class C	312	2,406	284		2,302		3,321	32,042	2,596		24,412

Class R	0	0	0		0		0	0	52	(g)	531	(g)
Issued as reinvestment of distributions

Institutional Class	3,453	28,668	4,696		41,495		7,815	72,308	2,947		30,892

I-2	157	1,289	107		943		2,152	19,720	901		9,371

I-3	4	31	0		0		53	476	0		0

Administrative Class	0	0	0		0		85	788	47		494

Class D	0	0	63		539		0	0	1,205		12,262

Class A	112	912	44		381		5,875	53,002	1,651		16,918

Class C	11	79	12		102		1,530	12,548	724		6,864

Class R	0	0	0		0		0	0	3	(g)	26	(g)
Cost of shares redeemed

Institutional Class	(94,570)	(787,731)	(23,109)		(199,821)		(46,203)	(450,663)	(11,876)		(124,142)

I-2	(25,352)	(206,845)	(18,115)		(156,061)		(10,351)	(104,867)	(3,651)		(37,679)

I-3	(108)	(866)	0		0		(214)	(2,178)	0		0

Administrative Class	0	0	0		0		(324)	(3,348)	(234)		(2,406)

Class D	0	0	(6,082	)(e)	(50,792	)(e)	0	0	(25,275	)(f)	(254,857	)(f)

Class A	(9,018)	(72,317)	(2,997)		(26,028)		(19,228)	(194,341)	(8,255)		(83,916)

Class C	(435)	(3,305)	(579)		(4,744)		(4,270)	(38,655)	(4,017)		(37,556)

Class R	0	0	0		0		0	0	(61	)(g)	(647	)(g)

Net increase (decrease) resulting from Fund share transactions	(49,543)	$(412,432)	41,573		$401,027		25,766	$279,914	28,477		$301,387

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 2,980 Class D shares in the amount of $30,326 converted into Class A shares of the Fund.
(b)	On March 23, 2018, 22,634 Class D shares in the amount of $227,664 converted into Class A shares of the Fund.
(c)	On March 23, 2018, 5,216 Class D shares in the amount of $34,180 converted into Class A shares of the Fund.
(d)	On March 23, 2018, 28,156 Class D shares in the amount of $214,595 converted into Class A shares of the Fund.
(e)	On March 23, 2018, 3,287 Class D shares in the amount of $27,444 converted into Class A shares of the Fund.
(f)	On March 23, 2018, 18,864 Class D shares in the amount of $190,139 converted into Class A shares of the Fund.
(g)	Class R Shares liquidated at the close of business on January 31, 2018.
(h)	Administrative Class Shares liquidated at the close of business on January 31, 2018.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO StocksPLUS® International Fund (Unhedged)	0	2	0%	45%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	1	0%	19%

PIMCO StocksPLUS® Long Duration Fund	2	0	43%	0%

PIMCO StocksPLUS® Short Fund	0	1	0%	89%

142	PIMCO STOCKSPLUS® FUNDS

March 31, 2019

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late- Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO StocksPLUS® Fund	$20,417	$79,194	$(2,673)	$0	$0	$0	$0

PIMCO StocksPLUS® Absolute Return Fund	74,794	2,982	(5,700)	0	0	0	0

PIMCO StocksPLUS® International Fund (Unhedged)	0	0	(18,875)	0	(30,144)	0	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	173,571	40,723	(114,898)	0	0	0	0

PIMCO StocksPLUS® Long Duration Fund	11,390	6,499	18,113	(3)	0	0	0

PIMCO StocksPLUS® Short Fund	0	0	(106,350)	0	(3,636,006)	0	(5,050)

PIMCO StocksPLUS® Small Fund	28,535	37,834	(113,679)	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale-buyback transactions, convertible preferred securities, interest accrued on defaulted securities, straddle loss deferrals, Treasury Inflation Protected Securities (TIPS), and Lehman securities.

(3)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO StocksPLUS® Fund	$0	$0
PIMCO StocksPLUS® Absolute Return Fund	0	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	30,144
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	0
PIMCO StocksPLUS® Long Duration Fund	0	0
PIMCO StocksPLUS® Short Fund	873,637	2,762,369
PIMCO StocksPLUS® Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2019	143

Notes to Financial Statements (Cont.)

March 31, 2019

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO StocksPLUS® Fund	$863,372	$24,469	$(27,210)	$(2,741)

PIMCO StocksPLUS® Absolute Return Fund	2,154,357	125,120	(130,878)	(5,758)

PIMCO StocksPLUS® International Fund (Unhedged)	510,996	20,313	(39,168)	(18,855)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	3,994,069	224,194	(339,560)	(115,366)

PIMCO StocksPLUS® Long Duration Fund	568,104	28,601	(10,487)	18,114

PIMCO StocksPLUS® Short Fund	2,122,107	96,206	(202,531)	(106,325)

PIMCO StocksPLUS® Small Fund	1,921,165	103,847	(217,620)	(113,773)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, options and forward contracts, realized and unrealized gain (loss) swap contracts, interest accrued on defaulted securities, sale/buyback transactions, convertible preferred securities, straddle loss deferrals, Treasury Inflation Protected Securities (TIPS), and Lehman securities.

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2019			March 31, 2018

	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO StocksPLUS® Fund	$22,002	$124,185	$0	$13,001	$0	$0

PIMCO StocksPLUS® Absolute Return Fund	53,935	127,785	0	63,140	190,222	0

PIMCO StocksPLUS® International Fund (Unhedged)	65,925	136,671	0	97,004	22,483	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	113,006	163,733	0	198,162	1,339	0

PIMCO StocksPLUS® Long Duration Fund	44,002	12,881	0	91,928	68,278	0

PIMCO StocksPLUS® Short Fund	31,004	0	0	43,503	0	0

PIMCO StocksPLUS® Small Fund	35,203	129,296	0	51,502	27,730	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

144	PIMCO STOCKSPLUS® FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO StocksPLUS® Fund, PIMCO StocksPLUS®

Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund

(U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and

PIMCO StocksPLUS® Small Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (seven of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, and for PIMCO StocksPLUS® Long Duration Fund, the statement of cash flows for the year ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019, for PIMCO StocksPLUS® Long Duration Fund, the results of its cash flows for the year then ended and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

ANNUAL REPORT	MARCH 31, 2019	145

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.

BOM	Bank of Montreal	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GST	Goldman Sachs International	RCY	Royal Bank of Canada

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland PLC

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank

BSN	Bank of Nova Scotia	JML	JP Morgan Securities Plc	SGY	Societe Generale, New York

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris

DEU	Deutsche Bank Securities, Inc.	JPS	JP Morgan Securities, Inc.	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC

FAR	Wells Fargo Bank National Association	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HKD	Hong Kong Dollar	RUB	Russian Ruble

BRL	Brazilian Real	ILS	Israeli Shekel	SEK	Swedish Krona

CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar

CHF	Swiss Franc	JPY	Japanese Yen	TRY	Turkish New Lira

CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar

CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CPTFEMU	Eurozone HICP ex-Tobacco Index	NDDUEAFE	MSCI EAFE Index

ARLLMONP	Argentina Blended Policy Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	S&P 500	Standard & Poor’s 500 Index

BADLARPP	Argentina Badlar Floating Rate Notes	EAFE	Europe, Australasia, and Far East Stock Index	UKRPI	United Kingdom Retail Prices Index

CDX.HY	Credit Derivatives Index - High Yield	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International

AID	Agency International Development	DAC	Designated Activity Company	NCUA	National Credit Union Administration

ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

146	PIMCO STOCKSPLUS® FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO StocksPLUS® Fund	0.00%	0.00%	$22,002	$0

PIMCO StocksPLUS® Absolute Return Fund	0.00%	0.00%	34,004	19,931

PIMCO StocksPLUS® International Fund (Unhedged)	0.00%	0.00%	57,460	4,417

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.00%	0.00%	113,006	0

PIMCO StocksPLUS® Long Duration Fund	0.00%	0.00%	44,002	0

PIMCO StocksPLUS® Short Fund	0.00%	0.00%	31,004	0

PIMCO StocksPLUS® Small Fund	0.00%	0.00%	16,947	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

ANNUAL REPORT	MARCH 31, 2019	147

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

148	PIMCO STOCKSPLUS® FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

ANNUAL REPORT	MARCH 31, 2019	149

Management of the Trust (Cont.)

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

150	PIMCO STOCKSPLUS® FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

ANNUAL REPORT	MARCH 31, 2019	151

Privacy Policy1 (Cont.)

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

152	PIMCO STOCKSPLUS® FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3008AR_033119

PIMCO FUNDS

Annual Report

March 31, 2019

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		14

Benchmark Descriptions		16

Financial Highlights		18

Statements of Assets and Liabilities		26

Statements of Operations		30

Statements of Changes in Net Assets		32

Notes to Financial Statements		70

Report of Independent Registered Public Accounting Firm		92

Glossary		93

Federal Income Tax Information		94

Management of the Trust		95

Privacy Policy		98

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	6	34

PIMCO California Municipal Bond Fund	7	37

PIMCO California Short Duration Municipal Income Fund	8	41

PIMCO High Yield Municipal Bond Fund	9	44

PIMCO Municipal Bond Fund	10	52

PIMCO National Intermediate Municipal Bond Fund	11	58

PIMCO New York Municipal Bond Fund	12	62

PIMCO Short Duration Municipal Income Fund	13	66

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Annual Report, which covers the 12-month reporting period ended March 31, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the 12-month reporting period ended March 31, 2019

The U.S. economy continued to expand. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 4.2% and 3.4% during the second and third quarters of 2018, respectively. Fourth-quarter GDP then grew at an annual pace of 2.2%. Finally, according to the Commerce Department’s initial reading — released after the reporting period ended — first-quarter 2019 GDP grew at an annual pace of 3.2%.

The Federal Reserve (the “Fed”) continued to normalize monetary policy. After raising interest rates in March and June, the Fed again moved rates higher at its September and December 2018 meetings. The Fed’s December rate hike pushed the federal funds rate to a range between 2.25% and 2.50%. In addition, the Fed continued to reduce its balance sheet. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019, saying, “In light of global economic and financial developments and muted inflation pressures, the Committee will be patient as it determines what future adjustments to the target range for the federal funds rate may be appropriate to support these outcomes.” Then, at its March meeting in 2019, the Fed indicated that it did not feel that additional rate hikes would be needed in 2019 and the winding down of its balance sheet would be completed by September 2019.

Economic activity outside the U.S. generally moderated. Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. While the Bank of England raised rates at its meeting in August 2018, it scaled back the number of rate increases it expects to make over the next two years. Meanwhile, the ECB ended its quantitative easing program in December 2018, but indicated that it does not expect to raise interest rates, “at least through the end of 2019.”

The U.S. Treasury yield curve flattened as short-term rates were flat overall, whereas their longer-term counterparts moved lower. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth and more accommodative central banks. The yield on the benchmark 10-year U.S. Treasury note was 2.41% at the end of the reporting period, versus 2.74% on March 31, 2018.

U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, returned 4.22%. Meanwhile the Bloomberg Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 4.48%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated mixed results versus the broad U.S. market. The ICE BofAML U.S. High Yield Index gained 5.93%, whereas emerging market external debt, as represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global, returned 3.52%. Emerging market local bonds, as represented by the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned -7.58%.

The municipal (or “muni”) market experienced periods of volatility. After declining over the first two months, the muni market posted positive returns during five of the next six months of the reporting period. The muni market then fell over the next two months, but finished strongly by rallying in November and December 2018. As was the case with the taxable U.S. bond market, munis were negatively impacted by rising interest rates, which tempered their gains during the year. All told, the Bloomberg Barclays Municipal Bond Index returned 1.28% during the reporting period.

Global equities also produced mixed results. Despite periods of volatility, U.S. equities generated strong results. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 9.50%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -7.41%, whereas global equities, as

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

represented by the MSCI World Index, returned 4.01%. Elsewhere, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 0.74% and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.45%.

Commodity prices fluctuated and generally declined. West Texas crude oil was approximately $65 a barrel when the reporting period began and roughly $60 a barrel at the end. This was driven in part by increased supply and declining global demand. Elsewhere, gold and copper prices also declined.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of decoupling economic growth and central bank policies, along with a number of geopolitical events. The U.S. dollar strengthened against other major currencies. For example, the U.S. dollar returned 8.97%, 6.99% and 4.13% versus the euro, British pound and Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of interest rate risk, especially since the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	10/19/99	08/31/09	Diversified
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	Diversified
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	—	08/31/06	—	Diversified
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	—	07/31/06	12/29/06	Diversified
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	—	04/01/98	04/01/98	Diversified
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	Diversified
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	—	10/19/99	08/31/09	Non-Diversified
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	—	03/28/02	03/28/02	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. A copy of each Fund’s Form N-Q is also available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

ANNUAL REPORT	MARCH 31, 2019	5

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
I-2 - PCIPX	Class C - PCFCX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Municipal Bonds & Notes

Water Revenue	10.8%

Health, Hospital & Nursing Home Revenue	10.6%

Tax Increment/Allocation Revenue	8.3%

Ad Valorem Property Tax	8.0%

Electric Power & Light Revenue	6.6%

Port, Airport & Marina Revenue	6.0%

Lease (Abatement)	5.5%

Special Tax	5.3%

College & University Revenue	5.3%

Local or Guaranteed Housing	4.8%

Highway Revenue Tolls	4.4%

Natural Gas Revenue	3.6%

Sewer Revenue	3.5%

Special Assessment	2.4%

Sales Tax Revenue	2.1%

Tobacco Settlement Funded	1.9%

Lease Revenue	1.6%

Resource Recovery Revenue	1.3%

Other	3.3%

Short-Term Instruments‡	4.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	4.54%	2.81%	4.11%	3.74%
PIMCO California Intermediate Municipal Bond Fund I-2	4.44%	2.70%	4.01%	3.64%
PIMCO California Intermediate Municipal Bond Fund Class A	4.20%	2.47%	3.77%	3.37%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	1.86%	2.00%	3.46%	3.21%
PIMCO California Intermediate Municipal Bond Fund Class C	3.43%	1.70%	3.00%	2.63%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	2.43%	1.70%	3.00%	2.63%
Bloomberg Barclays California Intermediate Municipal Bond Index	5.41%	3.01%	4.40%	4.69%
Lipper California Intermediate Municipal Debt Funds Average	4.19%	2.78%	3.98%	4.15%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.445% for the Institutional Class shares, 0.545% for I-2 shares, 0.775% for Class A shares, and 1.525% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the healthcare sector contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure within the housing sector contributed to performance.

»	Underweight duration positioning detracted from performance, as municipal yields fell over the year.

»	Underweight exposure to the general obligation sector detracted from performance.

»	Select exposure within the pre-refunded debt sector detracted from performance.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
I-2 - PCTPX	Class C - PCTGX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Municipal Bonds & Notes

Ad Valorem Property Tax	20.1%

Water Revenue	11.4%

College & University Revenue	11.4%

Health, Hospital & Nursing Home Revenue	8.0%

General Fund	6.4%

Natural Gas Revenue	4.2%

Tobacco Settlement Funded	4.0%

Port, Airport & Marina Revenue	3.4%

Sewer Revenue	3.4%

Sales Tax Revenue	3.3%

Lease (Abatement)	2.0%

Local or Guaranteed Housing	1.9%

Lease Revenue	1.7%

Highway Revenue Tolls	1.7%

Charter School Aid	1.6%

Electric Power & Light Revenue	1.5%

Special Assessment	1.3%

Special Tax	1.3%

Tax Increment/Allocation Revenue	1.1%

Other	3.8%

Short-Term Instruments‡	6.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	5.71%	4.60%	4.05%
PIMCO California Municipal Bond Fund I-2	5.61%	4.49%	3.95%
PIMCO California Municipal Bond Fund Class A	5.35%	4.23%	3.69%
PIMCO California Municipal Bond Fund Class A (adjusted)	3.02%	3.76%	3.11%
PIMCO California Municipal Bond Fund Class C	4.56%	3.46%	2.92%
PIMCO California Municipal Bond Fund Class C (adjusted)	3.56%	3.46%	2.92%
Bloomberg Barclays California Municipal Bond Index	5.08%	3.76%	3.58%
Lipper California Municipal Debt Funds Average	4.54%	4.01%	3.58%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for the Institutional Class shares, 0.60% for I-2 shares, 0.85% for Class A shares, and 1.60% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Duration positioning contributed to performance, as the muni yield curve largely dropped.

»	Overweight exposure to the revenue segment contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure within the pre-refunded segment detracted from performance.

»	A modest short interest rate position detracted from performance, as the muni yield curve largely dropped.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the general municipal market.

ANNUAL REPORT	MARCH 31, 2019	7

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
I-2 - PCDPX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	9.3%

Electric Power & Light Revenue	8.4%

Recreational Revenue	7.8%

Water Revenue	7.7%

Special Tax	7.3%

Tax Increment/Allocation Revenue	7.1%

Port, Airport & Marina Revenue	5.8%

General Fund	5.6%

Resource Recovery Revenue	4.6%

Highway Revenue Tolls	4.3%

Lease (Abatement)	4.1%

Sewer Revenue	3.0%

College & University Revenue	3.0%

Tobacco Settlement Funded	3.0%

Sales Tax Revenue	2.7%

Natural Gas Revenue	2.7%

Local or Guaranteed Housing	2.7%

Ad Valorem Property Tax	1.7%

Industrial Revenue	1.7%

Other	1.3%

Short-Term Instruments‡	6.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	2.29%	1.07%	1.18%	1.60%
PIMCO California Short Duration Municipal Income Fund I-2	2.19%	0.97%	1.08%	1.50%
PIMCO California Short Duration Municipal Income Fund Class A	1.88%	0.66%	0.77%	1.19%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	(0.41)%	0.21%	0.54%	1.01%
Bloomberg Barclays California 1 Year Municipal Bond Index	1.92%	0.84%	1.12%	1.76%
Lipper California Short/Intermediate Municipal Debt Funds Average	3.19%	1.56%	2.37%	2.49%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, and 0.73% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Duration positioning contributed to performance, as the muni yield curve largely dropped.

»	Overweight exposure to the revenue segment contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure within the pre-refunded segment detracted from performance.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the general municipal market.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
I-2 - PYMPX	Class C - PYMCX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	16.8%

Tobacco Settlement Funded	10.1%

Sales Tax Revenue	5.7%

Natural Gas Revenue	5.1%

Ad Valorem Property Tax	4.7%

Highway Revenue Tolls	4.6%

Port, Airport & Marina Revenue	4.5%

Electric Power & Light Revenue	3.9%

Miscellaneous Revenue	3.5%

Industrial Revenue	3.0%

Local or Guaranteed Housing	2.9%

College & University Revenue	2.5%

Charter School Aid	2.4%

Sewer Revenue	2.0%

Water Revenue	1.9%

Lease (Appropriation)	1.8%

Nuclear Revenue	1.7%

Transit Revenue	1.5%

Appropriations	1.5%

Income Tax Revenue	1.4%

Government Fund/Grant Revenue	1.3%

Lease Revenue	1.2%

Resource Recovery Revenue	1.2%

Other	4.8%

Short-Term Instruments‡	9.6%

Corporate Bonds & Notes	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	6.35%	6.36%	8.05%	4.30%
PIMCO High Yield Municipal Bond Fund I-2	6.24%	6.26%	7.94%	4.20%
PIMCO High Yield Municipal Bond Fund Class A	6.03%	6.05%	7.74%	3.99%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	3.65%	5.57%	7.25%	3.74%
PIMCO High Yield Municipal Bond Fund Class C	5.25%	5.26%	6.94%	3.22%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	4.25%	5.26%	6.94%	3.22%
Bloomberg Barclays High Yield Municipal Bond Index	8.14%	6.10%	8.73%	4.98%
Lipper High Yield Municipal Debt Funds Average	5.47%	5.29%	7.33%	4.03%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.61% for the Institutional Class shares, 0.71% for I-2 shares, 0.91% for Class A shares, and 1.66% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax, with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Duration positioning contributed to performance, as the fund was underweight in 2018 as muni yields rose.

»	Overweight exposure to the transportation sector contributed to performance, as the sector outperformed the general high yield municipal market.

»	Overweight exposure to the electric utility sector contributed to performance, as the sector outperformed the general high yield municipal market.

»	Select exposure within the tobacco sector detracted from performance.

»	Select exposure within the housing sector detracted from performance.

»	Underweight exposure to the water and sewer sector detracted from performance, as the sector outperformed the general high yield municipal market.

ANNUAL REPORT	MARCH 31, 2019	9

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
I-2 - PMUPX	Class C - PMLCX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	13.7%

Highway Revenue Tolls	10.2%

Electric Power & Light Revenue	7.7%

Port, Airport & Marina Revenue	7.1%

Tobacco Settlement Funded	5.3%

Natural Gas Revenue	5.2%

Sales Tax Revenue	4.3%

Income Tax Revenue	4.3%

Ad Valorem Property Tax	3.8%

Water Revenue	3.5%

Miscellaneous Revenue	3.5%

Lease (Abatement)	2.9%

General Fund	2.4%

College & University Revenue	2.2%

Transit Revenue	1.8%

Sewer Revenue	1.6%

Industrial Revenue	1.6%

Local or Guaranteed Housing	1.5%

Lease Revenue	1.4%

Recreational Revenue	1.0%

Other	4.2%

Short-Term Instruments‡	10.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	5.16%	4.51%	6.16%	4.18%
PIMCO Municipal Bond Fund I-2	5.06%	4.41%	6.05%	4.08%
PIMCO Municipal Bond Fund Class A	4.84%	4.19%	5.83%	3.83%
PIMCO Municipal Bond Fund Class A (adjusted)	2.48%	3.72%	5.51%	3.68%
PIMCO Municipal Bond Fund Class C	4.32%	3.67%	5.31%	3.32%
PIMCO Municipal Bond Fund Class C (adjusted)	3.32%	3.67%	5.31%	3.32%
Bloomberg Barclays Municipal Bond Index	5.38%	3.73%	4.72%	4.73%
Lipper General CHR(38) Insured Municipal Debt Funds Average	4.69%	3.58%	4.95%	4.02%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.48% for the Institutional Class shares, 0.58% for I-2 shares, 0.79% for Class A shares, and 1.29% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Duration positioning contributed to performance, as the fund was overweight duration as municipal yields fell greatly in February and March.

»	Select exposure within the industrial revenue sector contributed to performance.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure within the housing sector detracted from performance.

»	Underweight exposure to the water and sewer sector detracted from performance, as the sector performed in line with the general municipal market.

»	Underweight exposure to the education sector detracted from performance, as the sector outperformed the general municipal market.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
I-2 - PMNPX	Class C - PMNNX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	10.7%

Electric Power & Light Revenue	9.5%

Natural Gas Revenue	7.0%

Highway Revenue Tolls	7.0%

Tobacco Settlement Funded	6.9%

Ad Valorem Property Tax	6.1%

Water Revenue	5.9%

College & University Revenue	5.2%

Port, Airport & Marina Revenue	4.3%

Income Tax Revenue	3.5%

Lease Revenue	3.2%

Miscellaneous Taxes	3.0%

Industrial Revenue	2.2%

Economic Development Revenue	2.1%

Sales Tax Revenue	2.0%

Local or Guaranteed Housing	1.8%

Miscellaneous Revenue	1.7%

Appropriations	1.6%

Hotel Occupancy Tax	1.5%

General Fund	1.2%

Fuel Sales Tax Revenue	1.2%

Lease (Appropriation)	1.1%

Government Fund/Grant Revenue	1.1%

Other	1.3%

Short-Term Instruments‡	8.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	4.90%	3.31%	3.08%
PIMCO National Intermediate Municipal Bond Fund I-2	4.79%	3.21%	2.98%
PIMCO National Intermediate Municipal Bond Fund Class A	4.53%	2.95%	2.72%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	2.17%	2.49%	2.15%
PIMCO National Intermediate Municipal Bond Fund Class C	4.02%	2.44%	2.22%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	3.02%	2.44%	2.22%
Bloomberg Barclays 1-15 Year Municipal Bond Index	5.09%	3.05%	2.72%
Lipper Intermediate Municipal Debt Funds Average	4.34%	2.70%	2.33%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.45% for the Institutional Class shares, 0.55% for I-2 shares, 0.80% for Class A shares, and 1.30% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Duration positioning contributed to performance, as the muni yield curve largely dropped.

»	Select exposure to the industrial revenue sector contributed to performance.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the general municipal market.

»	Select exposure to the water and sewer sector detracted from performance.

»	Select exposure to the education sector detracted from performance.

ANNUAL REPORT	MARCH 31, 2019	11

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
I-2 - PNYPX	Class C - PBFCX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Municipal Bonds & Notes

Income Tax Revenue	14.0%

College & University Revenue	12.9%

Ad Valorem Property Tax	6.2%

Water Revenue	5.9%

Lease Revenue	5.2%

Transit Revenue	4.8%

Health, Hospital & Nursing Home Revenue	4.7%

Electric Power & Light Revenue	4.5%

Port, Airport & Marina Revenue	4.4%

Sales Tax Revenue	4.2%

Miscellaneous Revenue	4.2%

Tobacco Settlement Funded	4.0%

Local or Guaranteed Housing	3.9%

Industrial Revenue	3.5%

Highway Revenue Tolls	3.1%

Miscellaneous Taxes	1.5%

Hotel Occupancy Tax	1.1%

Other	0.9%

Short-Term Instruments‡	11.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	5.01%	3.98%	4.70%	4.80%
PIMCO New York Municipal Bond Fund I-2	4.91%	3.88%	4.59%	4.70%
PIMCO New York Municipal Bond Fund Class A	4.67%	3.64%	4.35%	4.43%
PIMCO New York Municipal Bond Fund Class A (adjusted)	2.32%	3.17%	4.04%	4.27%
PIMCO New York Municipal Bond Fund Class C	3.89%	2.87%	3.57%	3.68%
PIMCO New York Municipal Bond Fund Class C (adjusted)	2.89%	2.87%	3.57%	3.68%
Bloomberg Barclays New York Municipal Bond Index	5.19%	3.65%	4.54%	4.81%
Lipper New York Municipal Debt Funds Average	4.84%	3.64%	4.70%	4.17%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.485% for the Institutional Class shares, 0.585% for I-2 shares, 0.815% for Class A shares, and 1.565% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds are generally issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Duration positioning contributed to performance.

»	Overweight exposure to the education sector contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure within the industrial revenue sector contributed to performance.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the special tax sector detracted from performance, as the sector outperformed the general municipal market.

»	A modest short interest rate position detracted from performance.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class A - PSDAX
I-2 - PSDPX	Class C - PSDCX

Cumulative Returns Through March 31, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 03/31/2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	16.8%

Electric Power & Light Revenue	12.3%

Ad Valorem Property Tax	10.5%

Highway Revenue Tolls	10.0%

Natural Gas Revenue	8.3%

Miscellaneous Revenue	5.6%

Tobacco Settlement Funded	5.2%

Industrial Revenue	4.9%

College & University Revenue	4.2%

Water Revenue	2.3%

Resource Recovery Revenue	2.2%

Fuel Sales Tax Revenue	1.6%

Transit Revenue	1.6%

General Fund	1.4%

Lease Revenue	1.3%

Appropriations	1.3%

Sales Tax Revenue	1.2%

Port, Airport & Marina Revenue	1.1%

Other	3.2%

Short-Term Instruments‡	5.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended March 31, 2019

	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	2.84%	1.31%	1.69%	1.54%
PIMCO Short Duration Municipal Income Fund I-2	2.74%	1.21%	1.59%	1.45%
PIMCO Short Duration Municipal Income Fund Class A	2.43%	0.91%	1.29%	1.13%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	0.15%	0.44%	1.06%	1.02%
PIMCO Short Duration Municipal Income Fund Class C	2.13%	0.61%	0.99%	0.77%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	1.13%	0.61%	0.99%	0.77%
Bloomberg Barclays 1-Year Municipal Bond Index	2.18%	0.94%	1.14%	2.29%
Lipper Short Municipal Debt Funds Average	2.18%	0.94%	1.36%	2.34%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, 0.73% for Class A shares, and 1.03% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight duration positioning contributed to performance, as municipal yields fell over the year.

»	Overweight exposure to the revenue segment contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure within the industrial revenue sector contributed to performance.

»	Select exposure to pre-refunded debt detracted from performance.

»	Underweight exposure to the lease-backed sector detracted from performance, as the sector outperformed the general municipal market.

ANNUAL REPORT	MARCH 31, 2019	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2018 to March 31, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,038.40	$2.26	$1,000.00	$1,022.71	$2.24	0.445%
I-2	1,000.00	1,037.90	2.77	1,000.00	1,022.21	2.75	0.545
Class A	1,000.00	1,036.70	3.94	1,000.00	1,021.07	3.91	0.775
Class C	1,000.00	1,032.90	7.73	1,000.00	1,017.33	7.67	1.525

PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$1,043.70	$2.55	$1,000.00	$1,022.44	$2.52	0.50	%(a)
I-2	1,000.00	1,043.10	3.06	1,000.00	1,021.94	3.02	0.60	(a)
Class A	1,000.00	1,041.80	4.33	1,000.00	1,020.69	4.28	0.85	(a)
Class C	1,000.00	1,038.00	8.13	1,000.00	1,016.95	8.05	1.60	(a)

PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,017.10	$1.66	$1,000.00	$1,023.29	$1.66	0.33%
I-2	1,000.00	1,016.60	2.16	1,000.00	1,022.79	2.17	0.43
Class A	1,000.00	1,015.10	3.67	1,000.00	1,021.29	3.68	0.73

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Beginning Account Value (10/01/18)	Ending Account Value (03/31/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$1,035.20	$3.30	$1,000.00	$1,021.69	$3.28	0.65	%(b)
I-2	1,000.00	1,034.60	3.80	1,000.00	1,021.19	3.78	0.75	(b)
Class A	1,000.00	1,033.60	4.82	1,000.00	1,020.19	4.78	0.95	(b)
Class C	1,000.00	1,029.80	8.60	1,000.00	1,016.45	8.55	1.70	(b)

PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$1,036.50	$2.79	$1,000.00	$1,022.19	$2.77	0.55	%(c)
I-2	1,000.00	1,036.00	3.30	1,000.00	1,021.69	3.28	0.65	(c)
Class A	1,000.00	1,034.90	4.36	1,000.00	1,020.64	4.33	0.86	(c)
Class C	1,000.00	1,032.40	6.89	1,000.00	1,018.15	6.84	1.36	(c)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,041.10	$2.29	$1,000.00	$1,022.69	$2.27	0.45%
I-2	1,000.00	1,040.60	2.80	1,000.00	1,022.19	2.77	0.55
Class A	1,000.00	1,039.30	4.07	1,000.00	1,020.94	4.03	0.80
Class C	1,000.00	1,036.70	6.60	1,000.00	1,018.45	6.54	1.30

PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$1,038.60	$2.72	$1,000.00	$1,022.26	$2.70	0.535	%(d)
I-2	1,000.00	1,038.10	3.23	1,000.00	1,021.77	3.20	0.635	(d)
Class A	1,000.00	1,036.90	4.39	1,000.00	1,020.62	4.36	0.865	(d)
Class C	1,000.00	1,033.00	8.19	1,000.00	1,016.88	8.12	1.615	(d)

PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,021.20	$1.66	$1,000.00	$1,023.29	$1.66	0.33%
I-2	1,000.00	1,020.70	2.17	1,000.00	1,022.79	2.17	0.43
Class A	1,000.00	1,019.20	3.67	1,000.00	1,021.29	3.68	0.73
Class C	1,000.00	1,017.70	5.18	1,000.00	1,019.80	5.19	1.03

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.04% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.34, $2.85, $4.12, $7.93 for Actual Performance and $2.32, $2.82, $4.08, $7.85 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(b) The Net Annualized Expense Ratio reflected in the expense example above includes 0.11% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.74, $3.25, $4.26, $8.05 for Actual Performance and $2.72, $3.23, $4.23, $8.00 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(c) The Net Annualized Expense Ratio reflected in the expense example above includes 0.10% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.28, $2.79, 3.86, $6.38 for Actual Performance and $2.27, $2.77, $3.83, $6.34 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(d) The Net Annualized Expense Ratio reflected in the expense example above includes 0.09% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.26, $2.77, $3.94, $7.73 for Actual Performance and $2.24, $2.75, $3.91, $7.67 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

ANNUAL REPORT	MARCH 31, 2019	15

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays 1-15 Year Municipal Bond Index	Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

Bloomberg Barclays 1-Year Municipal Bond Index	The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays California 1 Year Municipal Bond Index	Bloomberg Barclays California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years.

Bloomberg Barclays California Intermediate Municipal Bond Index	Bloomberg Barclays California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays California Municipal Bond Index	The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year

Bloomberg Barclays High Yield Municipal Bond Index	The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment grade and non-rated U.S. tax-exempt bond market. It is an unmanaged index made up of dollar- denominated, fixed-rate municipal securities that are rated Ba1/BB+/BB+ or below or non-rated and that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays New York Municipal Bond Index	The Bloomberg Barclays New York Municipal Bond Index is the New York component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

* It is not possible to invest directly in an unmanaged index.

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2011	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Intermediate Municipal Bond Fund
Institutional Class

03/31/2019	$9.64	$0.25	$0.18	$0.43	$(0.25)	$0.00	$(0.25)

03/31/2018	9.69	0.25	(0.05)	0.20	(0.25)	0.00	(0.25)

03/31/2017	9.97	0.24	(0.28)	(0.04)	(0.24)	0.00	(0.24)

03/31/2016	9.86	0.25	0.11	0.36	(0.25)	0.00	(0.25)

03/31/2015	9.68	0.22	0.19	0.41	(0.23)	0.00	(0.23)
I-2

03/31/2019	9.64	0.24	0.18	0.42	(0.24)	0.00	(0.24)

03/31/2018	9.69	0.24	(0.05)	0.19	(0.24)	0.00	(0.24)

03/31/2017	9.97	0.23	(0.28)	(0.05)	(0.23)	0.00	(0.23)

03/31/2016	9.86	0.24	0.11	0.35	(0.24)	0.00	(0.24)

03/31/2015	9.68	0.22	0.18	0.40	(0.22)	0.00	(0.22)
Class A

03/31/2019	9.64	0.22	0.18	0.40	(0.22)	0.00	(0.22)

03/31/2018	9.69	0.21	(0.05)	0.16	(0.21)	0.00	(0.21)

03/31/2017	9.97	0.21	(0.28)	(0.07)	(0.21)	0.00	(0.21)

03/31/2016	9.86	0.22	0.11	0.33	(0.22)	0.00	(0.22)

03/31/2015	9.68	0.19	0.18	0.37	(0.19)	0.00	(0.19)
Class C

03/31/2019	9.64	0.15	0.18	0.33	(0.15)	0.00	(0.15)

03/31/2018	9.69	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)

03/31/2017	9.97	0.14	(0.28)	(0.14)	(0.14)	0.00	(0.14)

03/31/2016	9.86	0.14	0.11	0.25	(0.14)	0.00	(0.14)

03/31/2015	9.68	0.12	0.18	0.30	(0.12)	0.00	(0.12)

PIMCO California Municipal Bond Fund
Institutional Class

03/31/2019	$10.61	$0.32	$0.27	$0.59	$(0.31)	$0.00	$(0.31)

03/31/2018	10.52	0.33	0.09	0.42	(0.33)	0.00	(0.33)

03/31/2017	10.81	0.32	(0.29)	0.03	(0.32)	0.00	(0.32)

03/31/2016	10.47	0.30	0.34	0.64	(0.30)	0.00	(0.30)

03/31/2015	10.03	0.26	0.43	0.69	(0.25)	0.00	(0.25)
I-2

03/31/2019	10.61	0.31	0.27	0.58	(0.30)	0.00	(0.30)

03/31/2018	10.52	0.32	0.08	0.40	(0.31)	0.00	(0.31)

03/31/2017	10.81	0.31	(0.29)	0.02	(0.31)	0.00	(0.31)

03/31/2016	10.47	0.29	0.34	0.63	(0.29)	0.00	(0.29)

03/31/2015	10.03	0.25	0.43	0.68	(0.24)	0.00	(0.24)
Class A

03/31/2019	10.61	0.28	0.28	0.56	(0.28)	0.00	(0.28)

03/31/2018	10.52	0.30	0.08	0.38	(0.29)	0.00	(0.29)

03/31/2017	10.81	0.28	(0.29)	(0.01)	(0.28)	0.00	(0.28)

03/31/2016	10.47	0.27	0.34	0.61	(0.27)	0.00	(0.27)

03/31/2015	10.03	0.22	0.44	0.66	(0.22)	0.00	(0.22)
Class C

03/31/2019	10.61	0.20	0.28	0.48	(0.20)	0.00	(0.20)

03/31/2018	10.52	0.22	0.08	0.30	(0.21)	0.00	(0.21)

03/31/2017	10.81	0.20	(0.29)	(0.09)	(0.20)	0.00	(0.20)

03/31/2016	10.47	0.19	0.34	0.53	(0.19)	0.00	(0.19)

03/31/2015	10.03	0.15	0.43	0.58	(0.14)	0.00	(0.14)

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.82	4.54%	$79,510	0.445%	0.445%	0.445%	0.445%	2.61%	31%

9.64	2.01	57,131	0.445	0.445	0.445	0.445	2.52	15

9.69	(0.37)	41,743	0.445	0.445	0.445	0.445	2.44	41

9.97	3.70	51,348	0.445	0.445	0.445	0.445	2.53	24

9.86	4.22	52,171	0.445	0.445	0.445	0.445	2.28	10

9.82	4.44	16,630	0.545	0.545	0.545	0.545	2.50	31

9.64	1.91	30,311	0.545	0.545	0.545	0.545	2.41	15

9.69	(0.47)	28,220	0.545	0.545	0.545	0.545	2.36	41

9.97	3.59	16,017	0.545	0.545	0.545	0.545	2.43	24

9.86	4.12	15,401	0.545	0.545	0.545	0.545	2.22	10

9.82	4.20	50,298	0.775	0.775	0.775	0.775	2.27	31

9.64	1.68	49,614	0.775	0.775	0.775	0.775	2.18	15

9.69	(0.70)	44,936	0.775	0.775	0.775	0.775	2.12	41

9.97	3.36	42,785	0.775	0.775	0.775	0.775	2.20	24

9.86	3.88	37,660	0.775	0.775	0.775	0.775	1.96	10

9.82	3.43	8,991	1.525	1.525	1.525	1.525	1.52	31

9.64	0.92	9,501	1.525	1.525	1.525	1.525	1.43	15

9.69	(1.45)	11,160	1.525	1.525	1.525	1.525	1.37	41

9.97	2.59	11,946	1.525	1.525	1.525	1.525	1.45	24

9.86	3.11	9,383	1.525	1.525	1.525	1.525	1.22	10

$10.89	5.71%	$6,904	0.49%	0.49%	0.44%	0.44%	2.98%	36%

10.61	3.97	4,988	0.50	0.50	0.44	0.44	3.13	43

10.52	0.23	3,417	0.46	0.46	0.44	0.44	2.93	133

10.81	6.26	4,434	0.44	0.44	0.44	0.44	2.90	89

10.47	6.96	4,155	0.44	0.44	0.44	0.44	2.48	8

10.89	5.61	1,597	0.59	0.59	0.54	0.54	2.90	36

10.61	3.86	518	0.60	0.60	0.54	0.54	3.02	43

10.52	0.13	671	0.56	0.56	0.54	0.54	2.81	133

10.81	6.16	432	0.54	0.54	0.54	0.54	2.73	89

10.47	6.85	117	0.54	0.54	0.54	0.54	2.39	8

10.89	5.35	21,456	0.84	0.84	0.79	0.79	2.63	36

10.61	3.60	8,453	0.85	0.85	0.79	0.79	2.78	43

10.52	(0.12)	5,877	0.81	0.81	0.79	0.79	2.60	133

10.81	5.90	5,630	0.79	0.79	0.79	0.79	2.53	89

10.47	6.59	2,121	0.79	0.79	0.79	0.79	2.15	8

10.89	4.56	2,074	1.59	1.59	1.54	1.54	1.88	36

10.61	2.83	1,800	1.60	1.60	1.54	1.54	2.02	43

10.52	(0.87)	2,190	1.56	1.56	1.54	1.54	1.83	133

10.81	5.11	2,343	1.54	1.54	1.54	1.54	1.79	89

10.47	5.80	1,712	1.54	1.54	1.54	1.54	1.44	8

ANNUAL REPORT	MARCH 31, 2019	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Short Duration Municipal Income Fund
Institutional Class

03/31/2019	$9.82	$0.16	$0.06	$0.22	$(0.16)	$0.00	$(0.16)

03/31/2018	9.87	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)

03/31/2017	9.94	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)

03/31/2016	9.94	0.09	0.00	0.09	(0.09)	0.00	(0.09)

03/31/2015	9.93	0.08	0.01	0.09	(0.08)	0.00	(0.08)
I-2

03/31/2019	9.82	0.15	0.06	0.21	(0.15)	0.00	(0.15)

03/31/2018	9.87	0.13	(0.06)	0.07	(0.12)	0.00	(0.12)

03/31/2017	9.94	0.09	(0.07)	0.02	(0.09)	0.00	(0.09)

03/31/2016	9.94	0.08	0.00	0.08	(0.08)	0.00	(0.08)

03/31/2015	9.93	0.07	0.01	0.08	(0.07)	0.00	(0.07)
Class A

03/31/2019	9.82	0.12	0.06	0.18	(0.12)	0.00	(0.12)

03/31/2018	9.87	0.10	(0.06)	0.04	(0.09)	0.00	(0.09)

03/31/2017	9.94	0.06	(0.07)	(0.01)	(0.06)	0.00	(0.06)

03/31/2016	9.94	0.05	0.00	0.05	(0.05)	0.00	(0.05)

03/31/2015	9.93	0.04	0.01	0.05	(0.04)	0.00	(0.04)

PIMCO High Yield Municipal Bond Fund
Institutional Class

03/31/2019	$8.98	$0.37	$0.18	$0.55	$(0.37)	$(0.01)	$(0.38)

03/31/2018	8.82	0.40	0.15	0.55	(0.39)	0.00	(0.39)

03/31/2017	8.96	0.37	(0.15)	0.22	(0.36)	0.00	(0.36)

03/31/2016	8.71	0.37	0.26	0.63	(0.38)	0.00	(0.38)

03/31/2015	8.34	0.39	0.37	0.76	(0.39)	0.00	(0.39)
I-2

03/31/2019	8.98	0.36	0.18	0.54	(0.36)	(0.01)	(0.37)

03/31/2018	8.82	0.39	0.15	0.54	(0.38)	0.00	(0.38)

03/31/2017	8.96	0.36	(0.14)	0.22	(0.36)	0.00	(0.36)

03/31/2016	8.71	0.37	0.25	0.62	(0.37)	0.00	(0.37)

03/31/2015	8.34	0.39	0.37	0.76	(0.39)	0.00	(0.39)
Class A

03/31/2019	8.98	0.35	0.18	0.53	(0.35)	(0.01)	(0.36)

03/31/2018	8.82	0.37	0.15	0.52	(0.36)	0.00	(0.36)

03/31/2017	8.96	0.34	(0.14)	0.20	(0.34)	0.00	(0.34)

03/31/2016	8.71	0.35	0.25	0.60	(0.35)	0.00	(0.35)

03/31/2015	8.34	0.36	0.38	0.74	(0.37)	0.00	(0.37)
Class C

03/31/2019	8.98	0.28	0.18	0.46	(0.28)	(0.01)	(0.29)

03/31/2018	8.82	0.30	0.15	0.45	(0.29)	0.00	(0.29)

03/31/2017	8.96	0.28	(0.15)	0.13	(0.27)	0.00	(0.27)

03/31/2016	8.71	0.29	0.25	0.54	(0.29)	0.00	(0.29)

03/31/2015	8.34	0.30	0.37	0.67	(0.30)	0.00	(0.30)

PIMCO Municipal Bond Fund
Institutional Class

03/31/2019	$9.74	$0.36	$0.13	$0.49	$(0.36)	$0.00	$(0.36)

03/31/2018	9.63	0.36	0.10	0.46	(0.35)	0.00	(0.35)

03/31/2017	9.90	0.33	(0.27)	0.06	(0.33)	0.00	(0.33)

03/31/2016	9.78	0.35	0.12	0.47	(0.35)	0.00	(0.35)

03/31/2015	9.41	0.32	0.36	0.68	(0.31)	0.00	(0.31)
I-2

03/31/2019	9.74	0.35	0.13	0.48	(0.35)	0.00	(0.35)

03/31/2018	9.63	0.35	0.10	0.45	(0.34)	0.00	(0.34)

03/31/2017	9.90	0.32	(0.27)	0.05	(0.32)	0.00	(0.32)

03/31/2016	9.78	0.34	0.12	0.46	(0.34)	0.00	(0.34)

03/31/2015	9.41	0.31	0.36	0.67	(0.30)	0.00	(0.30)

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.88	2.29%	$83,637	0.33%	0.33%	0.33%	0.33%	1.67%	67%

9.82	0.82	85,293	0.33	0.33	0.33	0.33	1.45	60

9.87	0.34	76,914	0.33	0.33	0.33	0.33	1.04	71

9.94	0.96	72,156	0.33	0.33	0.33	0.33	0.95	42

9.94	0.95	61,615	0.33	0.33	0.33	0.33	0.84	36

9.88	2.19	15,105	0.43	0.43	0.43	0.43	1.57	67

9.82	0.72	13,029	0.43	0.43	0.43	0.43	1.35	60

9.87	0.24	12,435	0.43	0.43	0.43	0.43	0.93	71

9.94	0.85	22,854	0.43	0.43	0.43	0.43	0.83	42

9.94	0.84	40,912	0.43	0.43	0.43	0.43	0.74	36

9.88	1.88	26,500	0.73	0.73	0.73	0.73	1.26	67

9.82	0.41	32,447	0.73	0.73	0.73	0.73	1.05	60

9.87	(0.06)	32,973	0.73	0.73	0.73	0.73	0.64	71

9.94	0.55	39,619	0.73	0.73	0.73	0.73	0.53	42

9.94	0.54	58,069	0.73	0.73	0.73	0.73	0.44	36

$9.15	6.35%	$496,572	0.66%	0.66%	0.55%	0.55%	4.16%	68%

8.98	6.28	356,911	0.61	0.61	0.55	0.55	4.42	72

8.82	2.52	256,810	0.58	0.58	0.55	0.55	4.06	124

8.96	7.47	313,824	0.56	0.56	0.55	0.55	4.27	58

8.71	9.32	86,028	0.55	0.55	0.55	0.55	4.55	32

9.15	6.24	189,819	0.76	0.76	0.65	0.65	4.06	68

8.98	6.17	145,344	0.71	0.71	0.65	0.65	4.32	72

8.82	2.42	106,553	0.68	0.68	0.65	0.65	3.98	124

8.96	7.36	114,366	0.66	0.66	0.65	0.65	4.26	58

8.71	9.22	74,736	0.65	0.65	0.65	0.65	4.50	32

9.15	6.03	585,792	0.96	0.96	0.85	0.85	3.86	68

8.98	5.96	425,741	0.91	0.91	0.85	0.85	4.12	72

8.82	2.21	254,421	0.88	0.88	0.85	0.85	3.82	124

8.96	7.15	204,636	0.86	0.86	0.85	0.85	4.05	58

8.71	9.00	136,007	0.85	0.85	0.85	0.85	4.24	32

9.15	5.25	87,662	1.71	1.71	1.60	1.60	3.11	68

8.98	5.17	78,881	1.66	1.66	1.60	1.60	3.37	72

8.82	1.45	87,189	1.63	1.63	1.60	1.60	3.06	124

8.96	6.35	89,274	1.61	1.61	1.60	1.60	3.32	58

8.71	8.19	74,076	1.60	1.60	1.60	1.60	3.51	32

$9.87	5.16%	$268,422	0.55%	0.55%	0.44%	0.44%	3.76%	48%

9.74	4.80	192,741	0.48	0.48	0.44	0.44	3.71	64

9.63	0.55	155,155	0.48	0.48	0.44	0.44	3.33	131

9.90	4.90	168,010	0.45	0.45	0.44	0.44	3.61	85

9.78	7.28	122,139	0.44	0.44	0.44	0.44	3.26	17

9.87	5.06	204,834	0.65	0.65	0.54	0.54	3.66	48

9.74	4.70	143,000	0.58	0.58	0.54	0.54	3.60	64

9.63	0.45	121,413	0.58	0.58	0.54	0.54	3.23	131

9.90	4.79	124,575	0.55	0.55	0.54	0.54	3.50	85

9.78	7.17	121,977	0.54	0.54	0.54	0.54	3.17	17

ANNUAL REPORT	MARCH 31, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Municipal Bond Fund (Cont.)
Class A

03/31/2019	$9.74	$0.33	$0.13	$0.46	$(0.33)	$0.00	$(0.33)

03/31/2018	9.63	0.33	0.10	0.43	(0.32)	0.00	(0.32)

03/31/2017	9.90	0.30	(0.27)	0.03	(0.30)	0.00	(0.30)

03/31/2016	9.78	0.32	0.12	0.44	(0.32)	0.00	(0.32)

03/31/2015	9.41	0.29	0.36	0.65	(0.28)	0.00	(0.28)
Class C

03/31/2019	9.74	0.29	0.12	0.41	(0.28)	0.00	(0.28)

03/31/2018	9.63	0.28	0.10	0.38	(0.27)	0.00	(0.27)

03/31/2017	9.90	0.25	(0.27)	(0.02)	(0.25)	0.00	(0.25)

03/31/2016	9.78	0.27	0.12	0.39	(0.27)	0.00	(0.27)

03/31/2015	9.41	0.24	0.36	0.60	(0.23)	0.00	(0.23)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class

03/31/2019	$10.39	$0.28	$0.22	$0.50	$(0.28)	$0.00	$(0.28)

03/31/2018	10.37	0.27	0.02	0.29	(0.27)	0.00	(0.27)

03/31/2017	10.63	0.24	(0.26)	(0.02)	(0.24)	0.00	(0.24)

03/31/2016	10.44	0.23	0.19	0.42	(0.23)	0.00	(0.23)

03/31/2015	10.15	0.23	0.28	0.51	(0.22)	0.00	(0.22)
I-2

03/31/2019	10.39	0.27	0.22	0.49	(0.27)	0.00	(0.27)

03/31/2018	10.37	0.26	0.02	0.28	(0.26)	0.00	(0.26)

03/31/2017	10.63	0.23	(0.26)	(0.03)	(0.23)	0.00	(0.23)

03/31/2016	10.44	0.23	0.18	0.41	(0.22)	0.00	(0.22)

03/31/2015	10.15	0.22	0.28	0.50	(0.21)	0.00	(0.21)
Class A

03/31/2019	10.39	0.24	0.22	0.46	(0.24)	0.00	(0.24)

03/31/2018	10.37	0.23	0.02	0.25	(0.23)	0.00	(0.23)

03/31/2017	10.63	0.21	(0.27)	(0.06)	(0.20)	0.00	(0.20)

03/31/2016	10.44	0.20	0.19	0.39	(0.20)	0.00	(0.20)

03/31/2015	10.15	0.19	0.28	0.47	(0.18)	0.00	(0.18)
Class C

03/31/2019	10.39	0.19	0.22	0.41	(0.19)	0.00	(0.19)

03/31/2018	10.37	0.18	0.02	0.20	(0.18)	0.00	(0.18)

03/31/2017	10.63	0.15	(0.26)	(0.11)	(0.15)	0.00	(0.15)

03/31/2016	10.44	0.15	0.19	0.34	(0.15)	0.00	(0.15)

03/31/2015	10.15	0.14	0.28	0.42	(0.13)	0.00	(0.13)

PIMCO New York Municipal Bond Fund
Institutional Class

03/31/2019	$11.09	$0.37	$0.17	$0.54	$(0.36)	$0.00	$(0.36)

03/31/2018	11.13	0.37	(0.04)	0.33	(0.37)	0.00	(0.37)

03/31/2017	11.43	0.38	(0.30)	0.08	(0.38)	0.00	(0.38)

03/31/2016	11.40	0.41	0.03	0.44	(0.41)	0.00	(0.41)

03/31/2015	10.99	0.40	0.41	0.81	(0.40)	0.00	(0.40)
I-2

03/31/2019	11.09	0.36	0.17	0.53	(0.35)	0.00	(0.35)

03/31/2018	11.13	0.36	(0.05)	0.31	(0.35)	0.00	(0.35)

03/31/2017	11.43	0.37	(0.30)	0.07	(0.37)	0.00	(0.37)

03/31/2016	11.40	0.40	0.03	0.43	(0.40)	0.00	(0.40)

03/31/2015	10.99	0.39	0.41	0.80	(0.39)	0.00	(0.39)
Class A

03/31/2019	11.09	0.33	0.18	0.51	(0.33)	0.00	(0.33)

03/31/2018	11.13	0.34	(0.05)	0.29	(0.33)	0.00	(0.33)

03/31/2017	11.43	0.35	(0.31)	0.04	(0.34)	0.00	(0.34)

03/31/2016	11.40	0.37	0.03	0.40	(0.37)	0.00	(0.37)

03/31/2015	10.99	0.36	0.41	0.77	(0.36)	0.00	(0.36)

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$9.87	4.84%	$349,323	0.86%	0.86%	0.75%	0.75%	3.45%	48%

9.74	4.48	293,311	0.79	0.79	0.75	0.75	3.39	64

9.63	0.24	252,762	0.79	0.79	0.75	0.75	3.02	131

9.90	4.57	267,799	0.76	0.76	0.75	0.75	3.28	85

9.78	6.95	217,655	0.75	0.75	0.75	0.75	2.95	17

9.87	4.32	71,628	1.36	1.36	1.25	1.25	2.95	48

9.74	3.96	83,990	1.29	1.29	1.25	1.25	2.89	64

9.63	(0.26)	109,216	1.29	1.29	1.25	1.25	2.52	131

9.90	4.05	121,156	1.26	1.26	1.25	1.25	2.79	85

9.78	6.42	108,766	1.25	1.25	1.25	1.25	2.45	17

$10.61	4.90%	$45,549	0.45%	0.45%	0.45%	0.45%	2.70%	20%

10.39	2.76	22,430	0.45	0.45	0.45	0.45	2.54	24

10.37	(0.19)	15,993	0.45	0.45	0.45	0.45	2.24	73

10.63	4.13	25,568	0.45	0.45	0.45	0.45	2.21	41

10.44	5.05	7,428	0.45	0.45	0.45	0.45	2.19	25

10.61	4.79	19,793	0.55	0.55	0.55	0.55	2.60	20

10.39	2.66	20,126	0.55	0.55	0.55	0.55	2.44	24

10.37	(0.29)	16,012	0.55	0.55	0.55	0.55	2.18	73

10.63	4.02	14,161	0.55	0.55	0.55	0.55	2.17	41

10.44	4.94	13,242	0.55	0.55	0.55	0.55	2.11	25

10.61	4.53	31,794	0.80	0.80	0.80	0.80	2.35	20

10.39	2.40	25,057	0.80	0.80	0.80	0.80	2.18	24

10.37	(0.54)	23,353	0.80	0.80	0.80	0.80	1.94	73

10.63	3.76	16,611	0.80	0.80	0.80	0.80	1.92	41

10.44	4.68	15,564	0.80	0.80	0.80	0.80	1.85	25

10.61	4.02	3,122	1.30	1.30	1.30	1.30	1.84	20

10.39	1.89	3,734	1.30	1.30	1.30	1.30	1.67	24

10.37	(1.04)	4,724	1.30	1.30	1.30	1.30	1.42	73

10.63	3.25	5,155	1.30	1.30	1.30	1.30	1.42	41

10.44	4.16	4,857	1.30	1.30	1.30	1.30	1.37	25

$11.27	5.01%	$91,943	0.535%	0.535%	0.445%	0.445%	3.33%	18%

11.09	2.93	58,949	0.485	0.485	0.445	0.445	3.33	25

11.13	0.70	50,082	0.455	0.455	0.445	0.445	3.34	63

11.43	3.94	56,393	0.445	0.445	0.445	0.445	3.61	36

11.40	7.44	57,482	0.445	0.445	0.445	0.445	3.52	10

11.27	4.91	18,298	0.635	0.635	0.545	0.545	3.24	18

11.09	2.83	13,426	0.585	0.585	0.545	0.545	3.22	25

11.13	0.59	11,896	0.555	0.555	0.545	0.545	3.26	63

11.43	3.84	9,664	0.545	0.545	0.545	0.545	3.50	36

11.40	7.33	8,804	0.545	0.545	0.545	0.545	3.43	10

11.27	4.67	204,469	0.865	0.865	0.775	0.775	3.00	18

11.09	2.59	141,421	0.815	0.815	0.775	0.775	3.00	25

11.13	0.36	95,676	0.785	0.785	0.775	0.775	3.03	63

11.43	3.60	70,983	0.775	0.775	0.775	0.775	3.26	36

11.40	7.09	48,613	0.775	0.775	0.775	0.775	3.19	10

ANNUAL REPORT	MARCH 31, 2019	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year Ended^:	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO New York Municipal Bond Fund (Cont.)
Class C

03/31/2019	$11.09	$0.25	$0.18	$0.43	$(0.25)	$0.00	$(0.25)

03/31/2018	11.13	0.25	(0.05)	0.20	(0.24)	0.00	(0.24)

03/31/2017	11.43	0.26	(0.30)	(0.04)	(0.26)	0.00	(0.26)

03/31/2016	11.40	0.28	0.04	0.32	(0.29)	0.00	(0.29)

03/31/2015	10.99	0.28	0.41	0.69	(0.28)	0.00	(0.28)

PIMCO Short Duration Municipal Income Fund
Institutional Class

03/31/2019	$8.35	$0.16	$0.07	$0.23	$(0.16)	$0.00	$(0.16)

03/31/2018	8.40	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)

03/31/2017	8.47	0.11	(0.07)	0.04	(0.11)	0.00	(0.11)

03/31/2016	8.49	0.11	(0.02)	0.09	(0.11)	0.00	(0.11)

03/31/2015	8.48	0.09	0.01	0.10	(0.09)	0.00	(0.09)
I-2

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)

03/31/2018	8.40	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)

03/31/2017	8.47	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)

03/31/2016	8.49	0.10	(0.02)	0.08	(0.10)	0.00	(0.10)

03/31/2015	8.48	0.08	0.01	0.09	(0.08)	0.00	(0.08)
Class A

03/31/2019	8.35	0.13	0.07	0.20	(0.13)	0.00	(0.13)

03/31/2018	8.40	0.11	(0.06)	0.05	(0.10)	0.00	(0.10)

03/31/2017	8.47	0.07	(0.06)	0.01	(0.08)	0.00	(0.08)

03/31/2016	8.49	0.07	(0.02)	0.05	(0.07)	0.00	(0.07)

03/31/2015	8.48	0.05	0.02	0.07	(0.06)	0.00	(0.06)
Class C

03/31/2019	8.35	0.11	0.07	0.18	(0.11)	0.00	(0.11)

03/31/2018	8.40	0.08	(0.05)	0.03	(0.08)	0.00	(0.08)

03/31/2017	8.47	0.05	(0.07)	(0.02)	(0.05)	0.00	(0.05)

03/31/2016	8.49	0.05	(0.02)	0.03	(0.05)	0.00	(0.05)

03/31/2015	8.48	0.03	0.01	0.04	(0.03)	0.00	(0.03)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Expenses	Expenses Excluding Waivers	Expenses Excluding Interest Expense	Expenses Excluding Interest Expense and Waivers	Net Investment Income (Loss)	Portfolio Turnover Rate

$11.27	3.89%	$19,464	1.615%	1.615%	1.525%	1.525%	2.25%	18%

11.09	1.83	16,880	1.565	1.565	1.525	1.525	2.24	25

11.13	(0.39)	18,201	1.535	1.535	1.525	1.525	2.28	63

11.43	2.83	14,411	1.525	1.525	1.525	1.525	2.52	36

11.40	6.29	12,149	1.525	1.525	1.525	1.525	2.44	10

$8.42	2.84%	$90,738	0.33%	0.33%	0.33%	0.33%	1.98%	64%

8.35	1.03	66,613	0.33	0.33	0.33	0.33	1.71	50

8.40	0.47	54,794	0.33	0.33	0.33	0.33	1.29	70

8.47	1.04	61,691	0.33	0.33	0.33	0.33	1.27	31

8.49	1.20	54,022	0.33	0.33	0.33	0.33	1.05	28

8.42	2.74	25,282	0.43	0.43	0.43	0.43	1.87	64

8.35	0.93	21,810	0.43	0.43	0.43	0.43	1.62	50

8.40	0.37	31,141	0.43	0.43	0.43	0.43	1.16	70

8.47	0.94	67,777	0.43	0.43	0.43	0.43	1.16	31

8.49	1.10	28,737	0.43	0.43	0.43	0.43	0.97	28

8.42	2.43	92,478	0.73	0.73	0.73	0.73	1.57	64

8.35	0.63	83,432	0.73	0.73	0.73	0.73	1.31	50

8.40	0.06	88,712	0.73	0.73	0.73	0.73	0.88	70

8.47	0.64	102,229	0.73	0.73	0.73	0.73	0.87	31

8.49	0.79	107,841	0.73	0.73	0.73	0.73	0.65	28

8.42	2.13	6,918	1.03	1.03	1.03	1.03	1.26	64

8.35	0.33	8,043	1.03	1.03	1.03	1.03	1.00	50

8.40	(0.24)	11,801	1.03	1.03	1.03	1.03	0.59	70

8.47	0.34	14,882	1.03	1.03	1.03	1.03	0.58	31

8.49	0.49	14,717	1.03	1.03	1.03	1.03	0.37	28

ANNUAL REPORT	MARCH 31, 2019	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:

Investments, at value
Investments in securities*	$147,209	$32,613	$119,901	$1,310,167
Investments in Affiliates	6,623	1,987	6,366	133,624
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	2	0	241
Cash	1	0	1	1
Deposits with counterparty	0	26	0	1,851
Receivable for investments sold	166	0	0	2,595
Receivable for Fund shares sold	11	128	251	2,834
Interest and/or dividends receivable	1,697	319	1,094	16,574
Dividends receivable from Affiliates	23	6	13	223
Reimbursement receivable from PIMCO	0	0	0	0
Other assets	0	4	0	3
Total Assets	155,730	35,085	127,626	1,468,113

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$0	$612	$0	$67,894
Payable for investments purchased	0	2,398	2,250	35,771
Payable for investments in Affiliates purchased	23	6	13	223
Payable for Fund shares redeemed	92	18	71	2,770
Distributions payable	103	1	5	650
Accrued investment advisory fees	30	5	19	337
Accrued supervisory and administrative fees	35	8	20	325
Accrued distribution fees	5	1	0	55
Accrued servicing fees	13	4	6	138
Other liabilities	0	1	0	105
Total Liabilities	301	3,054	2,384	108,268

Net Assets	$155,429	$32,031	$125,242	$1,359,845

Net Assets Consist of:

Paid in capital	$150,424	$31,181	$128,970	$1,308,353
Distributable earnings (accumulated loss)	5,005	850	(3,728)	51,492

Net Assets	$155,429	$32,031	$125,242	$1,359,845

Cost of investments in securities	$140,209	$31,492	$119,072	$1,258,338
Cost of investments in Affiliates	$6,619	$1,987	$6,363	$133,578

* Includes repurchase agreements of:	$529	$267	$443	$5,662

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$845,094	$93,193	$319,121	$206,619
101,794	8,505	38,617	8,269

70	0	96	0
1	1	1	1
1,054	0	759	0
0	0	0	0
3,589	1	1,439	1,001
10,112	976	3,662	1,976
202	22	62	11
1	0	0	0
3	0	0	0
961,920	102,698	363,757	217,877

$38,121	$0	$13,214	$0
26,251	2,232	14,995	1,914
202	22	62	11
2,201	135	1,079	436
405	1	20	5
148	18	59	32
215	24	74	41
30	1	12	2
87	7	44	20
53	0	24	0
67,713	2,440	29,583	2,461

$894,207	$100,258	$334,174	$215,416

$858,067	$98,074	$324,362	$221,562
36,140	2,184	9,812	(6,146)

$894,207	$100,258	$334,174	$215,416

$796,752	$89,602	$306,153	$204,508
$101,743	$8,501	$38,606	$8,268

$501	$571	$602	$387

ANNUAL REPORT	MARCH 31, 2019	27

Statements of Assets and Liabilities (Cont.)

	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:

Institutional Class	$79,510	$6,904	$83,637	$496,572
I-2	16,630	1,597	15,105	189,819
Class A	50,298	21,456	26,500	585,792
Class C	8,991	2,074	N/A	87,662

Shares Issued and Outstanding:

Institutional Class	8,094	634	8,462	54,241
I-2	1,693	147	1,528	20,734
Class A	5,121	1,971	2,681	63,986
Class C	915	190	N/A	9,575

Net Asset Value Per Share Outstanding:

Institutional Class	$9.82	$10.89	$9.88	$9.15
I-2	9.82	10.89	9.88	9.15
Class A	9.82	10.89	9.88	9.15
Class C	9.82	10.89	N/A	9.15

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$268,422	$45,549	$91,943	$90,738
204,834	19,793	18,298	25,282
349,323	31,794	204,469	92,478
71,628	3,122	19,464	6,918

27,197	4,291	8,157	10,780
20,754	1,865	1,623	3,004
35,393	2,996	18,141	10,987
7,257	294	1,727	822

$9.87	$10.61	$11.27	$8.42
9.87	10.61	11.27	8.42
9.87	10.61	11.27	8.42
9.87	10.61	11.27	8.42

ANNUAL REPORT	MARCH 31, 2019	29

Statements of Operations

Year Ended March 31, 2019
(Amounts in thousands†)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:

Interest	$4,081	$766	$2,516	$57,116
Dividends from Investments in Affiliates	240	55	169	2,283
Total Income	4,321	821	2,685	59,399

Expenses:

Investment advisory fees	319	49	242	3,692
Supervisory and administrative fees	377	73	258	3,548
Distribution fees - Class C	67	15	0	625
Servicing fees - Class A	123	39	71	1,254
Servicing fees - Class C	22	5	0	209
Trustee fees	1	0	1	7
Interest expense	0	12	0	1,397
Total Expenses	909	193	572	10,732

Net Investment Income (Loss)	3,412	628	2,113	48,667

Net Realized Gain (Loss):

Investments in securities	(319)	(57)	(251)	4,802
Investments in Affiliates	(4)	(1)	4	13
Exchange-traded or centrally cleared financial derivative instruments	0	(19)	0	(579)
Over the counter financial derivative instruments	69	7	103	406

Net Realized Gain (Loss)	(254)	(70)	(144)	4,642

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	3,558	797	1,148	19,025
Investments in Affiliates	3	(1)	2	44
Exchange-traded or centrally cleared financial derivative instruments	0	(14)	0	(573)
Over the counter financial derivative instruments	(68)	(7)	(101)	(398)

Net Change in Unrealized Appreciation (Depreciation)	3,493	775	1,049	18,098

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,651	$1,333	$3,018	$71,407

†	A zero balance may reflect actual amounts rounding to less than one thousand.

† A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$31,165	$2,396	$9,816	$4,278
1,396	151	488	203
32,561	2,547	10,304	4,481

1,512	178	599	350
2,201	236	743	451
385	17	128	23
762	70	400	212
192	8	43	19
4	0	1	1
785	0	248	0
5,841	509	2,162	1,056

26,720	2,038	8,142	3,425

1,495	(82)	361	(529)
(3)	2	(2)	(1)
(1,043)	0	(925)	0
345	31	93	182

794	(49)	(473)	(348)

11,997	2,111	6,062	2,212
55	3	11	1
(200)	0	(483)	0
(337)	(30)	(91)	(179)

11,515	2,084	5,499	2,034

$39,029	$4,073	$13,168	$5,111

ANNUAL REPORT	MARCH 31, 2019	31

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund			PIMCO California Municipal Bond Fund			PIMCO California Short Duration Municipal Income Fund			PIMCO High Yield Municipal Bond Fund

(Amounts in thousands†)	Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,412	$3,184		$628	$380		$2,113	$1,752		$48,667	$38,398
Net realized gain (loss)	(254)	116		(70)	85		(144)	(297)		4,642	7,088
Net change in unrealized appreciation (depreciation)	3,493	(1,105)		775	(24)		1,049	(570)		18,098	4,883

Net Increase (Decrease) in Net Assets Resulting from Operations	6,651	2,195		1,333	441		3,018	885		71,407	50,369

Distributions to Shareholders:

From net investment income and/or net realized capital gains*
Institutional Class	(1,684)	(1,169)		(156)	(111)		(1,535)	(1,084)		(20,137)	(15,041)
I-2	(473)	(767)		(24)	(20)		(211)	(157)		(7,490)	(5,246)
Class D	0	(67	)(a)	0	(24	)(a)	0	(23	)(a)	0	(1,724	)(a)
Class A	(1,124)	(1,037)		(407)	(177)		(356)	(318)		(20,096)	(12,680)
Class C	(136)	(147)		(37)	(37)		0	(4	)(b)	(2,718)	(2,655)

Total Distributions(c)	(3,417)	(3,187)		(624)	(369)		(2,102)	(1,586)		(50,441)	(37,346)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions**	5,638	18,443		15,563	2,740		(6,443)	4,154		332,002	253,492

Total Increase (Decrease) in Net Assets	8,872	17,451		16,272	2,812		(5,527)	3,453		352,968	266,515

Net Assets:

Beginning of year	146,557	129,106		15,759	12,947		130,769	127,316		1,006,877	740,362
End of year	$155,429	$146,557		$32,031	$15,759		$125,242	$130,769		$1,359,845	$1,006,877

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 2, New Accounting Pronouncements, in the Notes to Financial Statements for more information.
**	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class D shares converted into Class A shares on March 23, 2018, and are no longer available for purchase or as an exchange.
(b)	Class C Shares liquidated at the close of business on July 28, 2017.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund			PIMCO National Intermediate Municipal Bond Fund			PIMCO New York Municipal Bond Fund			PIMCO Short Duration Municipal Income Fund

Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018		Year Ended March 31, 2019	Year Ended March 31, 2018

$26,720	$23,354		$2,038	$1,510		$8,142	$6,392		$3,425	$2,724
794	6,078		(49)	(34)		(473)	861		(348)	(423)
11,515	(857)		2,084	35		5,499	(2,231)		2,034	(595)

39,029	28,575		4,073	1,511		13,168	5,022		5,111	1,706

(8,057)	(6,011)		(842)	(456)		(2,429)	(1,766)		(1,614)	(944)
(5,760)	(4,723)		(481)	(445)		(501)	(437)		(390)	(461)
0	(325	)(a)	0	(33	)(a)	0	(338	)(a)	0	(16	)(a)
(10,424)	(8,907)		(656)	(510)		(4,759)	(3,336)		(1,336)	(1,062)
(2,244)	(2,473)		(62)	(68)		(378)	(378)		(96)	(82)

(26,485)	(22,439)		(2,041)	(1,512)		(8,067)	(6,255)		(3,436)	(2,565)

168,621	57,759		26,879	9,207		98,397	44,357		33,843	(7,921)

181,165	63,895		28,911	9,206		103,498	43,124		35,518	(8,780)

713,042	649,147		71,347	62,141		230,676	187,552		179,898	188,678
$894,207	$713,042		$100,258	$71,347		$334,174	$230,676		$215,416	$179,898

ANNUAL REPORT	MARCH 31, 2019	33

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.7%

MUNICIPAL BONDS & NOTES 94.4%

CALIFORNIA 93.0%

Bay Area Toll Authority, California Revenue Bonds, Series 2009
5.000% due 04/01/2020	$500	$500

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,000	5,710

Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2022	520	578

California Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 01/01/2032	1,490	1,771

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2029	265	332
5.000% due 10/01/2030	160	199
5.000% due 12/01/2030	1,050	1,260
5.000% due 10/01/2031	265	325
5.000% due 10/01/2032	290	354

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2028	375	458

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 11/15/2030	500	596

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2027	2,000	2,544
5.000% due 11/15/2031	3,390	4,155
5.000% due 08/15/2032	350	410
5.000% due 08/15/2033	600	700

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2017
2.399% due 12/01/2050 ~	1,250	1,254

California Municipal Finance Authority Revenue Bonds, Series 2010
2.150% due 09/01/2021	1,000	1,000

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 12/31/2029	1,300	1,549
5.000% due 06/01/2030	2,000	2,488

California Municipal Finance Authority Revenue Notes, Series 2016
4.000% due 11/01/2026	1,000	1,066

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2029	4,000	4,817

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	1,047

California Pollution Control Financing Authority Revenue Notes, Series 2019
5.000% due 07/01/2029	1,000	1,245

California Public Finance Authority Revenue Notes, Series 2017
5.000% due 07/01/2027	750	802

California School Finance Authority Revenue Bonds, Series 2017
5.000% due 07/01/2037	280	315

California School Finance Authority Revenue Notes, Series 2016
5.000% due 06/01/2026	500	537

California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	510

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,249

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2015
5.000% due 08/15/2030	695	821

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	$1,000	$997

California Statewide Communities Development Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	270	312

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 05/15/2027	500	588
5.000% due 12/01/2027	1,500	1,700
5.000% due 12/01/2031	1,000	1,112

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 03/01/2030	600	732
5.000% due 03/01/2031	200	243
5.000% due 08/01/2031	425	516

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2018
3.000% due 07/01/2027	1,500	1,523

California Statewide Communities Development Authority Revenue Notes, Series 2010
5.000% due 11/01/2020	555	584

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2026	1,000	1,180

California Statewide Communities Development Authority Revenue Notes, Series 2017
5.000% due 05/15/2026	400	472

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 08/01/2028	250	309

Contra Costa County, California Public Financing Authority Revenue Bonds, Series 2015
5.000% due 06/01/2027	1,725	2,055

Contra Costa County, California Redevelopment Agency Successor Agency Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 08/01/2030	1,000	1,226

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2012
5.000% due 06/01/2023	2,100	2,412

Eastern Municipal Water District Financing Authority, California Revenue Bonds, Series 2016
5.000% due 07/01/2029	1,250	1,528

Fresno, California Sewer System Revenue Bonds, (AGC Insured), Series 2008
5.000% due 09/01/2019	125	125

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	2,500	2,918

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2031	500	594
5.000% due 05/01/2033	750	883

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2026	500	603

Irvine, California Special Assessment Bonds, Series 2015
5.000% due 09/02/2026	1,495	1,831

Irvine, California Special Assessment Notes, Series 2012
4.000% due 09/02/2021	1,750	1,850

Jurupa Public Financing Authority, California Special Tax Bonds, Series 2014
5.000% due 09/01/2027	775	898

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.250% due 11/15/2019	500	511

Los Angeles Community College District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2026	2,000	2,296

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2016
5.000% due 06/01/2028	$1,500	$1,847

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2025	1,000	1,115

Los Angeles Department of Airports, California Revenue Bonds, Series 2010
4.500% due 05/15/2022	250	259

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2031	1,500	1,846

Los Angeles Department of Airports, California Revenue Notes, Series 2010
5.000% due 05/15/2019	650	653

Los Angeles Department of Airports, California Revenue Notes, Series 2017
5.000% due 05/15/2027	1,000	1,198

Los Angeles Department of Water & Power Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2030	1,090	1,381

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2018
5.000% due 07/01/2029	2,725	3,465

Menlo Park Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 10/01/2027	1,230	1,474

New Haven Unified School District, California General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2027 (a)	915	754

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	3,000	3,237

Northern California Gas Authority, Revenue Bonds, Series 2007
2.594% due 07/01/2027 ~	1,860	1,810

Northern California Power Agency Revenue Bonds, Series 2012
5.000% due 07/01/2026	1,000	1,109

Northern California Transmission Agency Revenue Bonds, Series 2016
5.000% due 05/01/2029	1,000	1,213

Orange County, California Community Facilities District Special Tax Bonds, Series 2016
5.000% due 08/15/2027	1,600	1,819

Orange County, California Community Facilities District Special Tax Notes, Series 2016
5.000% due 08/15/2025	920	1,043

Palm Desert Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 10/01/2029	575	702

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2023	780	893
5.000% due 08/01/2024	1,450	1,703

Rancho Santiago Community College District, California General Obligation Bonds, Series 2012
5.000% due 09/01/2023	1,800	2,022

Riverside Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2014
5.000% due 09/01/2026	785	925

Riverside, California Sewer Revenue Bonds, Series 2015
5.000% due 08/01/2028	1,000	1,198

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2026	1,000	1,126

Sacramento City Financing Authority, California Revenue Bonds, (BAM Insured), Series 2015
5.000% due 12/01/2028	1,000	1,196

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sacramento Municipal Utility District, California Revenue Bonds, Series 2011
5.000% due 08/15/2025	$4,000	$4,337

Sacramento, California Transient Occupancy Tax Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,160	1,448

San Buenaventura Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.000% due 02/01/2025	1,515	1,657

San Clemente, California Special Tax Bonds, Series 2015
5.000% due 09/01/2030	285	318
5.000% due 09/01/2031	295	328
5.000% due 09/01/2032	485	537

San Diego Association of Governments South Bay Expressway, California Revenue Bonds, Series 2017
5.000% due 07/01/2034	415	490

San Diego Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,000	2,242

San Diego County, California Water Authority Revenue Bonds, Series 2011
5.000% due 05/01/2028	2,000	2,146

San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2016
5.000% due 05/15/2028	1,875	2,304

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, (NPFGC Insured), Series 2006
5.250% due 05/01/2019	2,960	2,969

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2011
5.000% due 05/01/2027	50	54

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2030	600	766

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
5.000% due 10/01/2034	1,500	1,818

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2010
5.000% due 11/01/2022	1,000	1,058

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	$1,800	$2,143

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2029 (a)	1,715	1,345

Santa Ana Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026 (a)	380	322

Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	1,000	1,023

Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2023	1,250	1,379
5.000% due 03/01/2026	50	55

Stockton Public Financing Authority, California Revenue Bonds, (BAM Insured), Series 2018
5.000% due 10/01/2029	1,000	1,225

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2028	500	560

Tustin Community Facilities District, California Special Tax Bonds, Series 2015
5.000% due 09/01/2027	800	950
5.000% due 09/01/2029	300	353

Tustin Community Facilities District, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	690	827

University of California Revenue Bonds, Series 2018
5.000% due 05/15/2030	1,500	1,889

Upper Santa Clara Valley Joint Powers Authority, California Revenue Bonds, Series 2011
5.250% due 08/01/2027	2,000	2,183

West Basin Municipal Water District, California Revenue Bonds, Series 2011
5.000% due 08/01/2026	1,000	1,083

West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	2,000	2,185

		144,572

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUAM 0.9%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2027	$1,230	$1,429

PUERTO RICO 0.5%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.394% due 07/01/2029 ~	720	679

Total Municipal Bonds & Notes (Cost $139,680)		146,680

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		529

Total Short-Term Instruments (Cost $529)		529

Total Investments in Securities (Cost $140,209)		147,209

	SHARES
INVESTMENTS IN AFFILIATES 4.3%

SHORT-TERM INSTRUMENTS 4.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.3%

PIMCO Short-Term Floating NAV Portfolio III	669,781	6,623

Total Short-Term Instruments (Cost $6,619)		6,623

Total Investments in Affiliates (Cost $6,619)		6,623

Total Investments 99.0% (Cost $146,828)		$153,832

Other Assets and Liabilities, net 1.0%		1,597

Net Assets 100.0%		$155,429

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$529	U.S. Treasury Notes 1.125% due 06/30/2021	$(543)	$529	$529

Total Repurchase Agreements						$(543)	$529	$529

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	35

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund (Cont.)

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$529	$0	$0	$529	$(543)	$(14)

Total Borrowings and Other Financing Transactions	$529	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$69	$69

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$(68)	$(68)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$144,572	$0	$144,572
Guam	0	1,429	0	1,429
Puerto Rico	0	679	0	679
Short-Term Instruments
Repurchase Agreements	0	529	0	529

	$0	$147,209	$0	$147,209

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,623	$0	$0	$6,623

Total Investments	$6,623	$147,209	$0	$153,832

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Municipal Bond Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.8%

MUNICIPAL BONDS & NOTES 101.0%

CALIFORNIA 99.1%

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.950% due 04/01/2047	$100	$105
5.000% due 04/01/2056	250	285

Bay Area Toll Authority, California Revenue Bonds, Series 2018
2.250% due 04/01/2045	200	202

California County Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2046 (b)	250	49

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	300	344

California Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 10/01/2039	500	532
5.000% due 10/01/2043	500	585

California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.000% due 08/15/2039	100	101

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 08/15/2052	200	219

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	200	225

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 11/15/2041	100	106
5.000% due 11/15/2046 (d)	250	287

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 08/15/2034	215	230

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
2.117% due 08/01/2047 ~	250	250

California Municipal Finance Authority Revenue Bonds, Series 2010
2.150% due 09/01/2021	250	250

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 02/01/2047	100	111

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	350	362
5.000% due 06/01/2043	500	587

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	130	143

California Public Finance Authority Revenue Bonds, Series 2017
4.000% due 08/01/2047 (d)	260	274
5.000% due 07/01/2047	250	257

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	250	257
5.000% due 06/01/2046	300	309

California State General Obligation Bonds, Series 2004
1.240% due 05/01/2034	600	600

California State General Obligation Bonds, Series 2016
2.503% due 12/01/2031 ~	250	252

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	275	293

California State General Obligation Bonds, Series 2018
5.000% due 10/01/2048	500	593

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2049	400	478

California State University Revenue Bonds, Series 2012
5.000% due 11/01/2030	280	313

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State University Revenue Bonds, Series 2018
5.000% due 11/01/2048	$250	$297

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2047	250	261

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	250	249

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	225	242

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 12/01/2031	350	389
5.000% due 06/01/2046	100	109

California Statewide Communities Development Authority Revenue Bonds, Series 2017
5.000% due 04/01/2029	170	204

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 12/01/2053	100	114
5.000% due 12/01/2057	100	113
5.500% due 12/01/2058	150	170

Chabot-Las Positas Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	600	639

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2010
5.000% due 06/01/2028	200	209

Eastern Municipal Water District, California Revenue Bonds, Series 2018
1.290% due 07/01/2046	500	500

El Dorado Irrigation District / El Dorado County, California Water Agency Revenue Bonds, (AGM Insured), Series 2012
5.000% due 03/01/2028	100	109

Foothill-De Anza Community College District, California Certificates of Participation Bonds, Series 2016
4.000% due 04/01/2041	100	105

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	200	233
5.000% due 06/01/2047	250	250

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2023	100	112
5.000% due 06/01/2026	200	233
5.000% due 06/01/2027	250	294

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2018
5.000% due 06/01/2022	200	220

Golden Valley Unified School District, California General Obligation Bonds, (BAM Insured), Series 2017
0.000% due 08/01/2031 (b)	500	340

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	250	267

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	125	132

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2017
4.000% due 11/01/2041	150	160

Irvine Unified School District, California General Obligation Bonds, Series 2018
4.000% due 09/01/2045	250	266

Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	100	110

Lake Elsinore Public Financing Authority, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	160	175

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.000% due 11/15/2035	$120	$149

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2037	200	218

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	250	264

Los Angeles Department of Airports, California Revenue Bonds, Series 2010
5.000% due 05/15/2040	200	208

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	250	284

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	200	219

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2018
5.000% due 07/01/2048	500	592

Los Angeles, California Wastewater System Revenue Bonds, Series 2012
5.000% due 06/01/2024	100	111

Los Angeles, California Wastewater System Revenue Bonds, Series 2013
5.000% due 06/01/2035	250	279

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	50	63
7.000% due 11/01/2034	200	295

Marin Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	250	271

Metropolitan Water District of Southern California Revenue Bonds, Series 2000
1.260% due 07/01/2035	600	600

Metropolitan Water District of Southern California Revenue Bonds, Series 2018
5.000% due 01/01/2037	500	609

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049 (a)	350	378

Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.000% due 04/01/2022 (b)	250	237

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	200	214
5.000% due 08/01/2031	150	187

Napa Valley Community College District, California General Obligation Bonds, Series 2018
0.000% due 08/01/2032 (c)	250	254

Norris School District, California General Obligation Bonds, Series 2012
0.000% due 11/01/2040 (c)	250	249

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	525	566

Northern California Gas Authority, Revenue Bonds, Series 2007
2.594% due 07/01/2027 ~	400	389

Pasadena Unified School District, California General Obligation Bonds, Series 2012
5.000% due 05/01/2034	125	137

Riverside County, California Transportation Commission Revenue Bonds, Series 2017
5.000% due 06/01/2035	525	631

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	250	272

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	250	272

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	37

Schedule of Investments PIMCO California Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (d)	$200	$232
5.000% due 10/01/2047 (d)	100	115

Sacramento City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2031	100	109

Sacramento County, California Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2038	250	300

Sacramento, California Transient Occupancy Tax Revenue Bonds, Series 2018
5.000% due 06/01/2048	250	292

Sacramento, California Water Revenue Bonds, Series 2013
5.000% due 09/01/2031	130	148

San Diego County, California Water Authority Revenue Bonds, Series 2013
5.000% due 05/01/2031	200	224

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2019
5.000% due 08/01/2043	500	596

San Diego Unified School District, California General Obligation Bonds, Series 2017
0.000% due 07/01/2034 (b)	550	335
4.000% due 07/01/2047	400	423

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2011
5.000% due 05/01/2027	30	32

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	250	254

San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2016
5.000% due 08/01/2027	105	127

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2012
5.000% due 11/01/2043	250	273

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2016
4.000% due 11/01/2036	170	185

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	$200	$238

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2018
5.000% due 09/01/2045	250	299

Santa Ana College Improvement District #1 Rancho Santiago Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041	200	214

Santa Barbara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	500	539

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048 (a)	600	635

Temple City Unified School District, California General Obligation Bonds, Series 2013
0.000% due 08/01/2036 (c)	200	202

Turlock Irrigation District, California Revenue Bonds, Series 2011
5.500% due 01/01/2041	100	106

University of California Revenue Bonds, Series 2016
4.000% due 05/15/2046	250	264

University of California Revenue Bonds, Series 2018
4.000% due 05/15/2043	265	284
5.000% due 05/15/2058	100	115

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	1,000	1,197

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	250	257

West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2029	125	136

West Valley-Mission Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039 (a)	500	553

		31,733

PUERTO RICO 1.9%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.394% due 07/01/2029 ~	125	118

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.010% due 07/01/2046 (b)	$448	$97
4.550% due 07/01/2040	100	88
4.750% due 07/01/2053	65	62
5.000% due 07/01/2058	250	248

		613

Total Municipal Bonds & Notes (Cost $31,225)		32,346

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (e) 0.8%
		267

Total Short-Term Instruments (Cost $267)		267

Total Investments in Securities (Cost $31,492)		32,613

	SHARES
INVESTMENTS IN AFFILIATES 6.2%

SHORT-TERM INSTRUMENTS 6.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.2%

PIMCO Short-Term Floating NAV Portfolio III	200,962	1,987

Total Short-Term Instruments (Cost $1,987)		1,987

Total Investments in Affiliates (Cost $1,987)		1,987

Total Investments 108.0% (Cost $33,479)		$34,600

Financial Derivative Instruments (f) 0.0% (Cost or Premiums, net $0)		2

Other Assets and Liabilities, net (8.0)%		(2,571)

Net Assets 100.0%		$32,031

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$267	U.S. Treasury Notes 1.125% due 06/30/2021	$(274)	$267	$267

Total Repurchase Agreements						$(274)	$267	$267

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$267	$0	$0	$267	$(274)	$(7)

Total Borrowings and Other Financing Transactions	$267	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	7	$(870)	$(14)	$2	$0

Total Futures Contracts				$(14)	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2	$0	$2	$0	$0	$0	$0

Cash of $26 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	39

Schedule of Investments PIMCO California Municipal Bond Fund (Cont.)

March 31, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(19)	$(19)

Over the counter
Swap Agreements	$0	$0	$0	$0	$7	$7

	$0	$0	$0	$0	$(12)	$(12)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(14)	$(14)

Over the counter
Swap Agreements	$0	$0	$0	$0	$(7)	$(7)

	$0	$0	$0	$0	$(21)	$(21)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$31,733	$0	$31,733
Puerto Rico	0	613	0	613
Short-Term Instruments
Repurchase Agreements	0	267	0	267

	$0	$32,613	$0	$32,613

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,987	$0	$0	$1,987

Total Investments	$1,987	$32,613	$0	$34,600

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2	$0	$0	$2

Total Financial Derivative Instruments	$2	$0	$0	$2

Totals	$1,989	$32,613	$0	$34,602

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Short Duration Municipal Income Fund

March 31, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.8%

MUNICIPAL BONDS & NOTES 94.6%

CALIFORNIA 93.7%

Alameda Corridor Transportation Authority, California Revenue Notes, Series 2013
5.000% due 10/01/2021	$2,000	$2,173

Bay Area Toll Authority, California Revenue Bonds, Series 2007
2.200% due 04/01/2047 ~	5,000	5,000

Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2019	455	461
5.000% due 08/01/2020	475	498

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2024	675	779

California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.000% due 07/01/2034	1,415	1,577

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2032	1,500	1,677

California Health Facilities Financing Authority Revenue Notes, Series 2017
5.000% due 11/15/2024	1,000	1,194

California Health Facilities Financing Authority Revenue Notes, Series 2018
5.000% due 11/15/2023	1,000	1,157

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2015
2.699% due 11/01/2045 ~	5,000	5,039

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2017
2.399% due 12/01/2050 ~	2,500	2,509

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
2.117% due 08/01/2047 ~	2,250	2,251

California Municipal Finance Authority Revenue Bonds, Series 2009
2.000% due 02/01/2039	1,250	1,253

California Municipal Finance Authority Revenue Bonds, Series 2010
2.150% due 09/01/2021	4,500	4,500

California Municipal Finance Authority Revenue Bonds, Series 2015
1.850% due 10/01/2045 ~	2,500	2,498

California Municipal Finance Authority Revenue Notes, Series 2016
4.000% due 11/01/2021	465	476

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2024	1,000	1,137

California State Department of Water Resources Revenue Bonds, Series 2014
1.870% due 12/01/2035 ~	3,000	3,001

California State General Obligation Bonds, Series 2013
1.880% due 12/01/2027 ~	1,450	1,451

California State General Obligation Bonds, Series 2016
4.000% due 12/01/2030	3,000	3,148

California State General Obligation Notes, Series 2009
5.000% due 07/01/2019	80	81

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	2,130	2,123

California Statewide Communities Development Authority Revenue Bonds, Series 2008
1.400% due 04/01/2032	2,500	2,500

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2018
3.000% due 07/01/2025	1,500	1,527

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Notes, Series 2012
5.000% due 05/15/2020	$675	$700

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2021	365	389
5.000% due 05/15/2024	1,000	1,140

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 07/01/2020	300	312
5.000% due 07/01/2022	300	331
5.000% due 07/01/2024	300	347
5.000% due 08/01/2024	150	175
5.000% due 03/01/2025	410	486
5.000% due 08/01/2025	415	495

Contra Costa Transportation Authority, California Revenue Bonds, Series 2018
1.992% due 03/01/2034 ~	3,000	3,002

Eastern Municipal Water District, California Revenue Bonds, Series 2018
1.750% due 07/01/2046 ~	2,000	2,000

Eastern Municipal Water District, California Revenue Notes, Series 2016
5.000% due 07/01/2022	1,000	1,117

Fairfield Redevelopment Agency, California Tax Allocation Notes, Series 2014
5.000% due 08/01/2020	1,830	1,920

Golden Empire Schools Financing Authority, California Revenue Notes, Series 2018
5.000% due 05/01/2021	1,000	1,070

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2021	3,500	3,735

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2022	350	386

Irvine Unified School District, California Special Tax Notes, Series 2017
3.000% due 09/01/2022	150	153
4.000% due 09/01/2022	1,165	1,229
5.000% due 09/01/2022	1,625	1,774

Jurupa Public Financing Authority, California Special Tax Notes, Series 2014
5.000% due 09/01/2019	475	482
5.000% due 09/01/2020	810	849

Long Beach Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 05/01/2023 (a)	100	93

Long Beach, California Harbor Revenue Notes, Series 2018
5.000% due 12/15/2020	2,000	2,123

Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2013
5.000% due 07/01/2022	335	374

Los Angeles Department of Airports, California Revenue Notes, Series 2015
5.000% due 05/15/2021	860	928

Los Angeles Department of Water & Power, California Revenue Notes, Series 2018
5.000% due 07/01/2023	1,250	1,439
5.000% due 07/01/2024	1,665	1,970

Los Angeles, California Revenue Notes, Series 2018
4.000% due 06/27/2019	2,500	2,515

M-S-R Public Power Agency, California Revenue Notes, Series 2018
4.000% due 07/01/2019	2,725	2,743

Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.010% due 04/01/2022 (a)	1,900	1,805

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	3,000	3,237

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oakland Alameda County, California Coliseum Authority Revenue Bonds, Series 2012
5.000% due 02/01/2024	$1,660	$1,814

Oakland Joint Powers Financing Authority, California Revenue Notes, Series 2018
5.000% due 11/01/2022	1,000	1,124
5.000% due 11/01/2023	1,000	1,154

Orange County, California Community Facilities District Special Tax Notes, Series 2016
4.000% due 08/15/2020	540	553
4.000% due 08/15/2021	510	530
5.000% due 08/15/2022	640	693
5.000% due 08/15/2023	930	1,026

Orange County, California Special Assessment Notes, Series 2018
3.000% due 09/02/2025	370	398

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2016
5.000% due 09/01/2021	1,035	1,117

Poway Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2015
4.000% due 12/15/2019	1,800	1,834
5.000% due 06/15/2020	2,680	2,798

Riverside, California Sewer Revenue Notes, Series 2015
5.000% due 08/01/2019	1,250	1,265

Roseville Natural Gas Financing Authority, California Revenue Bonds, Series 2007
5.000% due 02/15/2021	175	184

Sacramento Area Flood Control Agency, California Special Assessment Notes, Series 2016
5.000% due 10/01/2023	500	580

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2021	2,000	2,159

San Diego Association of Governments South Bay Expressway, California Revenue Notes, Series 2017
5.000% due 07/01/2022	420	468

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2010
5.250% due 08/01/2026	175	184

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	2,500	2,536

San Juan Unified School District, California General Obligation Notes, Series 2019
4.000% due 08/01/2025	250	287

Santa Clara California Electric Revenue Notes, Series 2018
5.000% due 07/01/2024	500	592

South Orange County, California Public Financing Authority Special Tax Notes, Series 2018
5.000% due 08/15/2023	1,200	1,373

Southern California Public Power Authority Revenue Bonds, Series 2018
1.750% due 07/01/2040 ~	2,500	2,490

Southern California Public Power Authority Revenue Notes, Series 2017
5.000% due 07/01/2023	1,000	1,151

Stockton Public Financing Authority, California Revenue Notes, (BAM Insured), Series 2018
5.000% due 10/01/2024	600	698

Tustin Community Facilities District, California Special Tax Notes, Series 2015
3.000% due 09/01/2019	500	502

University of California Revenue Notes, Series 2015
5.000% due 05/15/2022	1,250	1,390

University of California Revenue Notes, Series 2018
4.000% due 05/15/2024	1,000	1,128

		117,357

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	41

Schedule of Investments PIMCO California Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUAM 0.9%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2023	$1,000	$1,101

Total Municipal Bonds & Notes (Cost $117,629)		118,458

SHORT-TERM INSTRUMENTS 1.2%

COMMERCIAL PAPER 0.8%

California Educational Facilities Authority
1.750% due 04/04/2019	1,000	1,000

REPURCHASE AGREEMENTS (b) 0.4%
		443

Total Short-Term Instruments (Cost $1,443)		1,443

Total Investments in Securities (Cost $119,072)		119,901

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%

PIMCO Short-Term Floating NAV Portfolio III	643,696	$6,366

Total Short-Term Instruments (Cost $6,363)		6,366

Total Investments in Affiliates (Cost $6,363)		6,366

Total Investments 100.8% (Cost $125,435)		$126,267

Other Assets and Liabilities, net (0.8)%		(1,025)

Net Assets 100.0%		$125,242

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$443	U.S. Treasury Notes 1.125% due 06/30/2021	$(455)	$443	$443

Total Repurchase Agreements						$(455)	$443	$443

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$443	$0	$0	$443	$(455)	$(12)

Total Borrowings and Other Financing Transactions	$443	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$103	$103

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$(101)	$(101)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$117,357	$0	$117,357
Guam	0	1,101	0	1,101
Short-Term Instruments
Commercial Paper	0	1,000	0	1,000
Repurchase Agreements	0	443	0	443

	$0	$119,901	$0	$119,901

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,366	$0	$0	$6,366

Total Investments	$6,366	$119,901	$0	$126,267

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	43

Schedule of Investments PIMCO High Yield Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.4%

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.4%

Illinois Receivable Financing Trust
9.800% due 02/01/2022	$5,299	$5,298

INDUSTRIALS 0.1%

AK Steel Corp.
6.375% due 10/15/2025	750	626

Total Corporate Bonds & Notes (Cost $5,943)		5,924

MUNICIPAL BONDS & NOTES 95.5%

ALABAMA 1.8%

Alabama Special Care Facilities Financing Authority-Birmingham, Alabama Revenue Bonds, Series 2016
5.750% due 06/01/2045	800	869

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (d)	9,675	8,875
6.500% due 10/01/2053	8,750	10,356

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
2.518% due 06/01/2049 ~	2,000	1,961
4.000% due 06/01/2049	2,000	2,152

		24,213

ALASKA 0.0%

Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^(b)	1,400	70

ARIZONA 1.4%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	2,068

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2016
5.750% due 01/01/2036	2,500	2,550
6.000% due 01/01/2048	6,000	6,152

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
5.000% due 09/01/2042	4,000	4,554

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2017
5.000% due 06/15/2047	4,150	4,219

		19,543

CALIFORNIA 7.8%

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	2,000	2,001

California County Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2046 (c)	14,195	2,757
0.010% due 06/01/2046 (c)	15,500	2,218

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	5,000	5,707

California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,500	1,517

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (e)	23,750	27,273

California Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Bonds, Series 2011
6.500% due 11/01/2041	$1,000	$1,115
7.750% due 04/01/2031	705	779

California Municipal Finance Authority Revenue Bonds, Series 2016
5.000% due 11/01/2046	1,000	1,107

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	1,650	1,707

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	1,047

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,500	1,651

California Public Finance Authority Revenue Bonds, Series 2017
5.000% due 07/01/2037	760	793

California School Finance Authority Revenue Bonds, Series 2015
5.000% due 08/01/2045	1,000	1,082

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	750	772
5.000% due 06/01/2046	2,590	2,677
5.000% due 06/01/2051	1,000	1,029

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp., Revenue Bonds, Series 2009
6.250% due 08/01/2039	500	508

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	1,900	2,067

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 12/01/2053	7,000	7,115
5.500% due 12/01/2058	5,850	6,627

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	7,500	7,549

Chino Public Financing Authority, California Special Tax Bonds, Series 2012
5.000% due 09/01/2026	1,225	1,319
5.000% due 09/01/2034	1,300	1,382

Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,007

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.500% due 01/15/2053	6,250	6,971

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	2,000	2,178

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	2,178

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	1,000	1,089

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2038	1,500	1,773
6.250% due 10/01/2040	1,000	1,180

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2005
0.000% due 06/01/2045 (c)	14,000	2,752

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
0.000% due 06/01/2046 (c)	18,000	2,822

Tustin Community Facilities District, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,000	1,091

Tustin Unified School District, California Special Tax Bonds, Series 2010
6.000% due 09/01/2040	500	533

		105,873

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLORADO 2.2%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (e)	$3,000	$3,236

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	1,250	1,343

Colorado Health Facilities Authority Revenue Bonds, Series 2017
5.000% due 06/01/2031	3,760	4,270

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (e)	7,000	7,399

Copperleaf Metropolitan District No. 2, Colorado General Obligation Bonds, Series 2015
5.250% due 12/01/2030	500	524
5.750% due 12/01/2045	1,000	1,048

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2016
6.000% due 12/01/2046	1,500	1,596

Leyden Rock Metropolitan District No. 10, Colorado General Obligation Bonds, Series 2016
4.375% due 12/01/2033	750	753
5.000% due 12/01/2045	1,250	1,273

Prairie Center Metropolitan District No. 3, Colorado Revenue Bonds, Series 2017
5.000% due 12/15/2041	875	900

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,798

Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	750	772

Solaris Metropolitan District No. 3, Colorado General Obligation Bonds, Series 2016
5.000% due 12/01/2036	850	876

Sterling Ranch Community Authority Board, Colorado Revenue Bonds, Series 2017
5.000% due 12/01/2030	1,500	1,545
7.500% due 12/15/2047	2,000	2,052

		30,385

CONNECTICUT 0.2%

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2036 (a)	2,300	2,713

Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.000% due 04/01/2022	545	567

		3,280

DELAWARE 0.1%

Delaware State Economic Development Authority Revenue Bonds, Series 2012
5.000% due 09/01/2042	425	441

Kent County, Delaware Revenue Bonds, Series 2018
5.000% due 07/01/2058	750	801

		1,242

DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Bonds, (NPFGC Insured), Series 2002
6.750% due 08/01/2037	6,000	6,000

District of Columbia Revenue Bonds, Series 2017
5.000% due 07/01/2052	1,000	1,031

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	125	138

		7,169

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FLORIDA 4.4%

Alachua County, Florida Health Facilities Authority Revenue Bonds, Series 2012
8.000% due 10/01/2042	$1,000	$1,133
8.000% due 10/01/2046	1,250	1,412

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2015
7.000% due 12/01/2045	1,000	1,030

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2017
7.000% due 07/01/2052	4,365	4,499

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
5.250% due 07/01/2048	500	523
7.500% due 07/01/2053	1,000	991

Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	155	161

Florida Development Finance Corp., Revenue Bonds, Series 2017
5.625% due 01/01/2047	13,500	14,033
6.125% due 06/15/2047	5,360	5,490

Miami-Dade County, Florida Industrial Development Authority Revenue Bonds, Series 2015
5.000% due 06/01/2035	2,250	2,321

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (c)	2,815	1,802

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	3,000	3,208

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2014
7.500% due 06/01/2049	1,000	1,129

Pompano Beach, Florida General Obligation Bonds, Series 2018
4.000% due 07/01/2043	6,000	6,405

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	7,000	8,042

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
5.000% due 08/15/2042 (e)	3,000	3,447

St. Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2010
5.875% due 08/01/2040	1,500	1,584

Village Community Development District No. 10, Florida Special Assessment Bonds, Series 2014
5.750% due 05/01/2031	1,675	1,872

		59,082

GEORGIA 4.2%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
6.750% due 01/01/2035	500	506
7.000% due 01/01/2040	11,000	11,179

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	9,000	9,196
4.125% due 11/01/2045	2,000	2,038

Gainesville & Hall County, Georgia Development Authority Revenue Bonds, Series 2017
5.125% due 03/01/2052	1,620	1,711

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2018
4.000% due 04/01/2048	13,505	14,542

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2049	6,000	7,312

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,500	6,198
6.655% due 04/01/2057	3,685	4,435

		57,117

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 10.8%

Belleville, Illinois Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	$1,000	$991

Chicago Board of Education, Illinois General Obligation Bonds, Series 2017
5.000% due 12/01/2046	6,000	6,299

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2031	4,045	4,409
5.000% due 12/01/2032	4,000	4,344
5.000% due 12/01/2046	7,000	7,348

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000	2,176

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2039	4,000	4,646
5.000% due 01/01/2048	23,300	26,793

Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2037	7,035	7,661

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	3,350	3,617

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2033	6,000	6,595

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	3,120	3,554
6.000% due 01/01/2038	8,000	9,138

Illinois Finance Authority Revenue Bonds, Series 2007
6.000% due 03/01/2037 ^(b)	1,775	395

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	489

Illinois Finance Authority Revenue Bonds, Series 2015
5.250% due 05/15/2050	1,650	1,719

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	2,500	2,679

Illinois Finance Authority Revenue Bonds, Series 2017
4.250% due 12/01/2027	25	13
5.000% due 12/01/2037	3,200	1,635
5.250% due 12/01/2052	4,860	2,472
6.250% due 12/01/2052	1,480	448

Illinois Finance Authority Revenue Bonds, Series 2018
5.000% due 12/01/2043	1,750	1,775
5.000% due 12/01/2053	1,250	1,258
5.800% due 12/01/2053	970	973

Illinois State General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 02/01/2031	1,500	1,584

Illinois State General Obligation Bonds, Series 2010
5.000% due 01/01/2022	1,740	1,767

Illinois State General Obligation Bonds, Series 2014
5.000% due 05/01/2025	4,550	4,882
5.250% due 02/01/2028	2,500	2,503
5.250% due 02/01/2029	845	904

Illinois State General Obligation Bonds, Series 2016
3.500% due 06/01/2029	2,000	1,917
4.000% due 06/01/2032	3,170	3,157

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	1,000	1,064

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	4,000	4,111

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	3,000	3,309
5.000% due 11/01/2026	4,000	4,417

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2026	4,235	4,674

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	3,500	3,192
3.000% due 06/15/2033	2,785	2,459

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (c)	10,000	3,381

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (d)	2,500	1,486

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	$1,250	$914

		147,148

INDIANA 2.2%

Allen County, Indiana Revenue Bonds, Series 2017
6.875% due 01/15/2052	2,300	2,454

Chesterton, Indiana Revenue Bonds, Series 2016
6.125% due 01/15/2034	2,000	2,080

East Chicago, Indiana Revenue Bonds, Series 1999
6.375% due 08/01/2029	100	101

Indiana Finance Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	375	388

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039 (a)	21,000	21,980

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	1,023

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	1,245	1,349

		29,375

IOWA 0.7%

Cedar Rapids, Lowa Revenue Bonds, (AMBAC Insured), Series 2003
3.353% due 08/15/2032	950	950

Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	277	4
5.400% due 11/15/2046 ^	1,974	2,105

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.500% due 06/01/2042	3,000	3,000
5.600% due 06/01/2034	1,350	1,356
6.500% due 06/01/2023	1,530	1,552

		8,967

KANSAS 0.3%

Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^(b)	3,835	863

Wichita, Kansas Revenue Bonds, Series 2016
5.000% due 12/01/2031	500	530
5.250% due 12/01/2036	500	532
5.375% due 12/01/2046	1,125	1,188

Wyandotte County-Kansas City Unified Government Revenue Bonds, Series 2018
4.500% due 06/01/2040	1,250	1,269

		4,382

KENTUCKY 0.5%

Kentucky Public Energy Authority Revenue Notes, Series 2018
4.000% due 06/01/2025	6,505	7,017

LOUISIANA 0.6%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045 (e)	7,000	7,395

Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	1,000	1,102

		8,497

MAINE 0.6%

Finance Authority of Maine Revenue Bonds, Series 2017
5.375% due 12/15/2033	2,000	2,079

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	45

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	$5,400	$5,854

		7,933

MARYLAND 0.8%

Maryland Economic Development Corp. Revenue Bonds, Series 2010
5.750% due 09/01/2025	7,560	7,790

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	250	253

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 11/15/2051	2,500	2,672

		10,715

MASSACHUSETTS 0.5%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	3,580	3,848

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	2,500	2,771

Massachusetts Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	365	374

		6,993

MICHIGAN 2.1%

Grand Traverse Academy, Michigan Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200	1,200

Michigan Finance Authority Revenue Bonds, Series 2014
4.500% due 10/01/2029	8,385	8,986
5.000% due 07/01/2033	2,000	2,234
5.000% due 07/01/2044	4,500	4,812

Michigan Finance Authority Revenue Bonds, Series 2016
5.000% due 11/15/2041	3,000	3,363

Michigan Finance Authority Revenue Notes, Series 2014
3.875% due 10/01/2023	3,000	3,147

Michigan Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037 ^	950	715

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2058 (c)	145,250	4,189

		28,646

MINNESOTA 0.7%

Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2041	750	853

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	5,000	5,322

St Paul Park, Minnesota Revenue Bonds, Series 2018
4.375% due 05/01/2048	600	600
5.000% due 05/01/2053	2,500	2,612

		9,387

MISSOURI 0.4%

Ferguson, Missouri Certificates of Participation Notes, Series 2013
2.625% due 04/01/2023	335	285

Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	250	227

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.550% due 10/01/2036	$45	$39

Lees Summit Industrial Development Authority, Missouri Revenue Bonds, Series 2018
5.000% due 08/15/2042	1,400	1,472

Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	250	251

St. Louis Land Clearance for Redevelopment Authority, Missouri Revenue Bonds, Series 2017
5.125% due 06/01/2046	2,460	2,681

		4,955

MONTANA 0.1%

Hardin, Montana Tax Allocation Bonds, Series 2006
6.250% due 09/01/2031 ^	830	120

Kalispell, Montana Revenue Bonds, Series 2017
5.250% due 05/15/2047	1,500	1,567

		1,687

NEBRASKA 0.4%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,454

NEVADA 1.1%

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	3,600	3,366

Nevada Department of Business & Industry State Revenue Bonds, Series 2017
5.125% due 12/15/2037	2,500	2,475

Nevada Department of Business & Industry State Revenue Bonds, Series 2018
6.950% due 02/15/2038	4,125	4,233

Reno, Nevada Revenue Bonds, Series 2018
0.010% due 07/01/2058 (c)	42,500	4,702

		14,776

NEW JERSEY 3.8%

Atlantic City, New Jersey General Obligation Bonds, (AGM Insured), Series 2017
5.000% due 03/01/2037	1,500	1,700

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	1,190	1,321

New Jersey Economic Development Authority Revenue Bonds, Series 2013
3.050% due 09/01/2027 ~	2,500	2,490

New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2040	1,500	1,626

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.500% due 06/15/2029	5,000	5,793

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,250	2,551

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.000% due 06/15/2046	2,500	2,660
5.250% due 06/15/2041	1,000	1,085

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	2,000	2,342

New Jersey Turnpike Authority Revenue Notes, Series 2017
2.443% due 01/01/2024 ~	9,000	9,057

South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2039	2,500	2,703

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Settlement Financing Corp, New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2030	$5,065	$5,938

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	11,000	11,977

		51,243

NEW YORK 9.5%

Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	3,500	3,632

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	3,000	3,236

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (e)	1,750	1,774

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2019
5.000% due 11/15/2044	6,000	7,043

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.250% due 11/15/2057	1,000	1,134

Monroe County, New York Industrial Development Agency Revenue Bonds, Series 2017
4.000% due 07/01/2043 (e)	3,500	3,738

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (e)	2,000	2,022

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 08/01/2036	6,555	7,896

New York City, New York General Obligation Bonds, Series 2018
4.000% due 12/01/2041	3,000	3,248

New York City, New York Health & Hospital Corp. Revenue Bonds, Series 2008
1.470% due 02/15/2026	160	160

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	8,735	9,677

New York Counties Tobacco Trust IV Revenue Bonds, Series 2005
0.010% due 06/01/2055 (c)	75,600	3,537

New York Counties Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	18,000	1,271

New York Liberty Development Corp., Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,500	8,224

New York Liberty Development Corp., Revenue Bonds, Series 2014
5.000% due 11/15/2044	8,675	9,256
5.375% due 11/15/2040	4,000	4,329

New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	500	528

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	6,000	7,244

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	6,000	6,373

New York Transportation Development Corp., Revenue Bonds, Series 2016
5.000% due 07/01/2046	3,985	4,315

New York Transportation Development Corp., Revenue Bonds, Series 2018
5.000% due 01/01/2033	3,000	3,489
5.000% due 01/01/2036	6,000	6,894

TSASC Inc, New York Revenue Bonds, Series 2016
5.000% due 06/01/2045	4,465	4,475

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2048	$6,000	$6,014

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2030	7,960	9,203
5.000% due 06/01/2034	1,500	1,703
5.000% due 06/01/2041	5,000	5,402

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	1,000	991
5.250% due 09/15/2053	2,500	2,453

		129,261

NORTH CAROLINA 0.0%

North Carolina Medical Care Commission Revenue Bonds, Series 2010
6.000% due 01/01/2039	575	587

OHIO 6.5%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	20,000	1,211
0.010% due 06/01/2052 (c)	63,000	1,591
5.125% due 06/01/2024	31,850	30,404
5.375% due 06/01/2024	2,870	2,765
5.750% due 06/01/2034	655	633
6.250% due 06/01/2037	3,175	3,186
6.500% due 06/01/2047	14,100	14,132

Butler County, Ohio Port Authority Revenue Bonds, Series 2017
6.500% due 01/15/2052	2,000	2,097

Cleveland-Cuyahoga County, Ohio Port Authority Revenue Bonds, Series 2018
5.500% due 12/01/2053	4,500	5,040

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2047	6,000	6,269

Hamilton County, Ohio Revenue Bonds, Series 2012
5.500% due 06/01/2042	5,000	5,451

Lake County, Ohio Port & Economic Development Authority Revenue Bonds, Series 2017
6.750% due 12/01/2052	1,750	1,788

Montgomery County, Ohio Revenue Bonds, Series 2018
6.000% due 04/01/2038	2,985	3,235

Ohio Air Quality Development Authority Revenue Bonds, Series 2017
4.500% due 01/15/2048	4,000	4,174

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2033 (e)	5,000	5,406

Toledo-Lucas County, Ohio Port Authority Revenue Bonds, Series 2016
6.375% due 01/15/2051	1,500	1,557

		88,939

OKLAHOMA 0.4%

Oklahoma Turnpike Authority Revenue Bonds, Series 2018
4.000% due 01/01/2048	3,000	3,160

Payne County, Oklahoma Economic Development Authority Revenue Bonds, Series 2016
6.625% due 11/01/2036 ^(b)	790	304
6.875% due 11/01/2046 ^(b)	1,625	626
7.000% due 11/01/2051 ^(b)	3,250	1,251

		5,341

OREGON 0.7%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2017
5.000% due 11/15/2052	1,500	1,612

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2018
5.000% due 05/15/2052	355	375

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031	$7,500	$7,252

Oregon State Facilities Authority Revenue Bonds, Series 2010
6.375% due 09/01/2040	200	213

		9,452

PENNSYLVANIA 4.2%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 05/01/2042	7,000	7,539

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 05/01/2042	3,000	3,254

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	6,500	7,194

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2032	1,000	1,172
5.000% due 06/01/2035	4,000	4,634

Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2010
6.000% due 01/01/2030	3,000	3,078

Franklin County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 12/01/2053	1,650	1,711

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (e)	6,000	6,819

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2018
6.500% due 07/15/2048	4,200	4,657

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
4.000% due 09/01/2049	2,200	2,274

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.783% due 08/15/2048 ~	2,000	2,007

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.250% due 01/01/2032	500	512

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2019
1.950% due 04/01/2034 (a)	2,000	2,000

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.000% due 07/01/2043	400	422

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 06/01/2036	5,750	6,504

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	2,500	2,532

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2018
5.000% due 07/01/2035	750	773

		57,082

PUERTO RICO 6.8%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(b)	560	361

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
6.500% due 07/01/2040 ^(b)	4,000	2,300

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(b)	10,050	5,239

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040 ^(b)	$3,144	$2,373

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (AGC Insured), Series 2008
5.125% due 07/01/2047	2,495	2,518

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2008
6.000% due 07/01/2038	8,340	8,371

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2012
5.250% due 07/01/2042	11,000	10,835

Puerto Rico Commonwealth Government Employees Retirement System Revenue Bonds, Series 2008
6.200% due 07/01/2039 ^	5,000	2,575
6.300% due 07/01/2038 ^(b)	2,000	1,030

Puerto Rico Convention Center District Authority Revenue Bonds, (AGC Insured), Series 2006
4.500% due 07/01/2036	1,395	1,399

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.394% due 07/01/2029 ~	9,245	8,713

Puerto Rico Electric Power Authority Revenue Bonds, (BABs), Series 2010
6.050% due 07/01/2032 ^(b)	2,500	1,756

Puerto Rico Electric Power Authority Revenue Bonds, Series 2003
5.500% due 07/01/2020 ^(b)	10	7

Puerto Rico Electric Power Authority Revenue Bonds, Series 2005
4.625% due 07/01/2030 ^(b)	10	7

Puerto Rico Electric Power Authority Revenue Bonds, Series 2007
4.200% due 07/01/2019 ^(b)	20	14
5.000% due 07/01/2021 ^(b)	505	357
5.000% due 07/01/2022 ^(b)	50	35
5.000% due 07/01/2026 ^(b)	10	7

Puerto Rico Electric Power Authority Revenue Bonds, Series 2008
5.375% due 07/01/2024 ^(b)	55	39
5.500% due 07/01/2020 ^(b)	10	7
5.500% due 07/01/2021 ^(b)	55	39

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
3.750% due 07/01/2022 ^(b)	100	69
3.875% due 07/01/2023 ^(b)	75	52
4.375% due 07/01/2021 ^(b)	45	31
4.500% due 07/01/2023 ^(b)	15	10
4.600% due 07/01/2024 ^(b)	50	35
4.625% due 07/01/2025 ^(b)	35	24
4.750% due 07/01/2026 ^(b)	245	170
4.750% due 07/01/2027 ^(b)	50	35
5.000% due 07/01/2021 ^(b)	60	42
5.000% due 07/01/2022 ^(b)	35	25
5.000% due 07/01/2024 ^(b)	50	35
5.000% due 07/01/2025 ^(b)	25	18
5.000% due 07/01/2026 ^(b)	65	46
5.250% due 07/01/2022 ^(b)	40	28
5.250% due 07/01/2025 ^(b)	25	18
5.250% due 07/01/2026 ^(b)	670	476
5.250% due 07/01/2027 ^(b)	140	100
5.250% due 07/01/2030 ^(b)	15	11
5.250% due 07/01/2031 ^(b)	30	21

Puerto Rico Electric Power Authority Revenue Bonds, Series 2013
7.000% due 07/01/2040 ^(b)	20	15

Puerto Rico Electric Power Authority Revenue Notes, Series 2010
3.300% due 07/01/2019 ^(b)	75	52
3.500% due 07/01/2020 ^(b)	395	274
4.100% due 07/01/2019 ^(b)	100	69
5.000% due 07/01/2019 ^(b)	60	42
5.000% due 07/01/2020 ^(b)	20	14
5.250% due 07/01/2020 ^(b)	140	99

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.010% due 07/01/2046 (c)	34,355	7,433

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	47

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.550% due 07/01/2040	$9,655	$8,545
4.750% due 07/01/2053	8,641	8,215
5.000% due 07/01/2058	17,175	17,013

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
0.010% due 08/01/2044 (c)	1,800	1,579

		92,578

RHODE ISLAND 0.2%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	2,500	2,549

SOUTH CAROLINA 1.8%

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	200	217
5.784% due 12/01/2041	11,114	13,590

South Carolina Public Service Authority Revenue Bonds, Series 2014
5.000% due 12/01/2049	4,000	4,346

South Carolina Public Service Authority Revenue Bonds, Series 2015
5.000% due 12/01/2050	5,040	5,544

South Carolina Public Service Authority Revenue Bonds, Series 2016
4.000% due 12/01/2041	200	207

		23,904

TENNESSEE 1.3%

Bristol Industrial Development Board, Tennessee Tax Allocation Bonds, Series 2016
5.625% due 06/01/2035	2,000	2,068

Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.375% due 10/01/2034	1,000	1,018

Franklin Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2017
7.500% due 06/01/2047	2,500	2,724

Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	500	527

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.625% due 01/01/2046	850	907

Tennergy Corp, Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	8,000	9,114

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	1,545	1,739

		18,097

TEXAS 9.1%

Arlington Higher Education Finance Corp., Texas Revenue Bonds, Series 2016
5.000% due 12/01/2051	2,710	2,915

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
9.000% due 03/01/2039	6,000	6,097

Central Texas Regional Mobility Authority Revenue Bonds, Series 2011
6.000% due 01/01/2041	1,000	1,074

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2010
6.125% due 12/01/2040	500	537

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.750% due 08/15/2041	1,000	1,094

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	3,000	3,184

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2012
4.750% due 11/15/2046	$2,500	$2,660

Harris County, Texas Revenue Bonds, (AMBAC Insured), Series 2007
2.468% due 08/15/2035 ~	3,900	3,530

Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
6.500% due 05/15/2031	240	264

Houston, Texas Airport System Revenue Bonds, Series 2011
6.625% due 07/15/2038	3,500	3,767

Leander Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2016
0.000% due 08/16/2030 (c)	2,560	1,855

New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2016
4.750% due 07/01/2051	3,055	3,213
5.000% due 07/01/2046	1,500	1,606
5.250% due 07/01/2036	400	428
5.750% due 07/01/2051	1,000	1,088
7.000% due 07/01/2051	1,450	1,476

New Hope Cultural Education Facilities Corp., Texas Revenue Notes, Series 2016
6.000% due 07/01/2026	115	116

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (e)	500	539
4.000% due 08/15/2035 (e)	1,300	1,397
4.000% due 08/15/2036 (e)	1,100	1,176
4.000% due 08/15/2037 (e)	1,500	1,596
4.000% due 08/15/2040 (e)	4,600	4,794
5.000% due 01/01/2047	2,000	2,044

North Texas Tollway Authority Revenue Bonds, Series 2009
6.250% due 01/01/2039	375	376

North Texas Tollway Authority Revenue Bonds, Series 2010
6.250% due 02/01/2023	1,000	1,033

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	5,925	6,892
5.000% due 01/01/2048	4,000	4,550

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,800	5,522

Pharr Higher Education Finance Authority, Texas Revenue Bonds, Series 2009
6.500% due 08/15/2039	500	509

Port Beaumont Navigation District, Texas Revenue Bonds, Series 2016
7.250% due 02/01/2036	18,750	19,313

Red River Health Facilities Development Corp., Texas Revenue Bonds, Series 2012
5.125% due 01/01/2041	1,000	1,023
5.500% due 01/01/2032	500	519

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	97
6.000% due 09/15/2046	235	227

Royse City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2048	5,000	5,298

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2052	3,000	3,366

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2007
2.619% due 09/15/2027 ~	2,085	2,054

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	7,190	8,354

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	5,108	5,190

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	$6,500	$7,276

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2049	2,000	2,361

Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	1,000	1,089

Woodloch Health Facilities Development Corp., Texas Revenue Bonds, Series 2016
6.750% due 12/01/2051	2,500	2,578

		124,077

UTAH 0.1%

Utah County, Utah Revenue Bonds, Series 2007
5.625% due 07/15/2037	1,320	1,321

VIRGINIA 0.5%

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^(b)	114	10
6.000% due 06/01/2043	2,487	2,456

Lewistown Commerce Center Community Development Authority Revenue Bonds, Virginia Tax Allocation, Series 2014
6.050% due 03/01/2044	545	511
6.050% due 03/01/2054 ^(b)	584	107

Peninsula Town Center Community Development Authority, Virginia Special Assessment Bonds, Series 2018
5.000% due 09/01/2045	2,250	2,376

Virginia Small Business Financing Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,035

		6,495

WASHINGTON 2.5%

Clallam County, Washington Public Hospital District No. 1, Revenue Bonds, Series 2008
7.000% due 12/01/2033	1,000	1,001

Kalispel Tribe of Indians, Washington Revenue Bonds, Series 2018
5.250% due 01/01/2038	1,435	1,560

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (e)	6,390	6,839

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
4.000% due 07/01/2058	10,000	10,239

Washington State Health Care Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2031 (e)	3,500	4,237
5.000% due 10/01/2032 (e)	3,000	3,606
5.000% due 10/01/2033 (e)	3,500	4,186

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,525	1,571
5.000% due 07/01/2053	1,200	1,233

		34,472

WEST VIRGINIA 0.9%

Monongalia County, West Virginia Commission Special District Revenue Bonds, Series 2017
5.750% due 06/01/2043	4,000	4,185

Monongalia County, West Virginia Commission Special District Revenue Notes, Series 2017
4.500% due 06/01/2027	1,000	1,004

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.010% due 06/01/2047 (c)	61,000	3,834

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (e)	$2,610	$2,779

		11,802

WISCONSIN 2.8%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2015
6.500% due 07/01/2050	1,750	1,775

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
5.250% due 05/15/2047	750	792
7.000% due 11/01/2046	3,500	3,810
7.000% due 01/01/2050	4,750	5,742

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
5.000% due 03/01/2048	5,000	5,134
6.125% due 01/01/2033	3,300	3,541
6.250% due 01/01/2038	1,675	1,778

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.375% due 01/01/2048	$3,750	$3,957
7.000% due 07/01/2048	5,000	5,569

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
5.000% due 12/01/2025	2,000	2,266

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (e)	3,000	3,111

		37,475

Total Municipal Bonds & Notes (Cost $1,246,733)		1,298,581

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (f) 0.4%
		5,662

Total Short-Term Instruments (Cost $5,662)		5,662

Total Investments in Securities (Cost $1,258,338)		1,310,167

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.8%

SHORT-TERM INSTRUMENTS 9.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.8%

PIMCO Short-Term Floating NAV Portfolio III	13,512,430	$133,624

Total Short-Term Instruments (Cost $133,578)		133,624

Total Investments in Affiliates (Cost $133,578)		133,624

Total Investments 106.2% (Cost $1,391,916)		$1,443,791

Financial Derivative Instruments (g) 0.0% (Cost or Premiums, net $0)		241

Other Assets and Liabilities, net (6.2)%		(84,187)

Net Assets 100.0%		$1,359,845

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$5,662	U.S. Treasury Notes 1.125% due 06/30/2021	$(5,777)	$5,662	$5,663

Total Repurchase Agreements						$(5,777)	$5,662	$5,663

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$5,663	$0	$0	$5,663	$(5,777)	$(114)

Total Borrowings and Other Financing Transactions	$5,663	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	49

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	629	$	(78,134)	$(1,094)	$177	$0
U.S. Treasury 30-Year Bond June Futures	06/2019	170		(25,442)	(681)	64	0

Total Futures Contracts					$(1,775)	$241	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$241	$0	$241	$0	$0	$0	$0

Cash of $1,851 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$241	$241

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(579)	$(579)

Over the counter
Swap Agreements	$0	$2	$0	$0	$404	$406

	$0	$2	$0	$0	$(175)	$(173)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(573)	$(573)

Over the counter
Swap Agreements	$0	$1	$0	$0	$(399)	$(398)

	$0	$1	$0	$0	$(972)	$(971)

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$5,298	$0	$5,298
Industrials	0	626	0	626
Municipal Bonds & Notes
Alabama	0	24,213	0	24,213
Alaska	0	70	0	70
Arizona	0	19,543	0	19,543
California	0	105,873	0	105,873
Colorado	0	30,385	0	30,385
Connecticut	0	3,280	0	3,280
Delaware	0	1,242	0	1,242
District of Columbia	0	7,169	0	7,169
Florida	0	59,082	0	59,082
Georgia	0	57,117	0	57,117
Illinois	0	147,148	0	147,148
Indiana	0	29,375	0	29,375
Iowa	0	8,967	0	8,967
Kansas	0	4,382	0	4,382
Kentucky	0	7,017	0	7,017
Louisiana	0	8,497	0	8,497
Maine	0	7,933	0	7,933
Maryland	0	10,715	0	10,715
Massachusetts	0	6,993	0	6,993
Michigan	0	28,646	0	28,646
Minnesota	0	9,387	0	9,387
Missouri	0	4,955	0	4,955
Montana	0	1,687	0	1,687
Nebraska	0	5,454	0	5,454
Nevada	0	14,776	0	14,776
New Jersey	0	51,243	0	51,243
New York	0	129,261	0	129,261
North Carolina	0	587	0	587
Ohio	0	88,939	0	88,939

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Oklahoma	$0	$5,341	$0	$5,341
Oregon	0	9,452	0	9,452
Pennsylvania	0	57,082	0	57,082
Puerto Rico	0	92,578	0	92,578
Rhode Island	0	2,549	0	2,549
South Carolina	0	23,904	0	23,904
Tennessee	0	18,097	0	18,097
Texas	0	124,077	0	124,077
Utah	0	1,321	0	1,321
Virginia	0	6,495	0	6,495
Washington	0	34,472	0	34,472
West Virginia	0	11,802	0	11,802
Wisconsin	0	37,475	0	37,475
Short-Term Instruments
Repurchase Agreements	0	5,662	0	5,662

	$0	$1,310,167	$0	$1,310,167

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$133,624	$0	$0	$133,624

Total Investments	$133,624	$1,310,167	$0	$1,443,791

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$241	$0	$0	$241

Total Financial Derivative Instruments	$241	$0	$0	$241

Totals	$133,865	$1,310,167	$0	$1,444,032

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	51

Schedule of Investments PIMCO Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.5%

MUNICIPAL BONDS & NOTES 94.4%

ALABAMA 1.5%

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	$10,000	$11,835

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
2.518% due 06/01/2049 ~	2,000	1,961

		13,796

ARIZONA 0.8%

Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2042	4,000	4,251

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
4.125% due 09/01/2042	2,500	2,653

		6,904

CALIFORNIA 11.6%

Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2031	5,000	5,688
5.000% due 12/01/2032	3,000	3,406
5.000% due 12/01/2033	3,500	3,967
5.000% due 12/01/2034	3,000	3,395

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,615	6,412
5.000% due 04/01/2038	10,000	11,420

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	2,000	2,001

California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,011

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (d)	10,000	11,483

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,400	1,466

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,870	2,058

California State General Obligation Bonds, Series 2018
5.000% due 10/01/2048	5,000	5,930

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2049	4,600	5,492

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 04/01/2034	10,000	10,848

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	4,500	4,831

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2011
5.000% due 11/01/2036	7,000	7,400

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2028	515	628
5.000% due 05/01/2029	500	607

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	2,750	3,129

Los Angeles Department of Water & Power Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2037	6,000	7,253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Port of Oakland, California Revenue Bonds, Series 2011
5.000% due 05/01/2029	$2,250	$2,383
5.125% due 05/01/2030	1,500	1,591
5.125% due 05/01/2031	1,500	1,588

		103,987

COLORADO 3.1%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (d)	2,000	2,157

Colorado Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	1,375	1,382

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	2,500	2,685

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (d)	7,000	7,399

Denver, Colorado Airport System City & County Revenue Bonds, Series 2016
2.602% due 11/15/2031 ~	1,700	1,701

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
2.722% due 09/01/2039 ~	2,200	2,220

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	6,930	10,107

		27,651

CONNECTICUT 1.7%

Connecticut State General Obligation Bonds, Series 2018
4.000% due 06/15/2037	1,875	1,988
5.000% due 06/15/2038	1,115	1,292

Connecticut State General Obligation Bonds, Series 2019
4.000% due 04/15/2037 (a)	1,925	2,051
5.000% due 04/15/2034 (a)	2,700	3,203
5.000% due 04/15/2035 (a)	3,150	3,715

Connecticut State General Obligation Notes, Series 2018
5.000% due 09/15/2027	2,500	3,002

		15,251

DISTRICT OF COLUMBIA 0.6%

District of Columbia Revenue Bonds, (NPFGC Insured), Series 2002
6.750% due 08/01/2037	2,500	2,500

District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2029	2,500	2,781

		5,281

FLORIDA 3.2%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,500	1,634

Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	4,500	4,960

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2010
5.375% due 10/01/2035	750	792

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (b)	2,900	1,857

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	2,000	2,139

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Orange County, Florida Health Authority Revenue Bonds, Series 2019
5.000% due 10/01/2047	$2,250	$2,587

Orlando-Orange County, Florida Expressway Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	5,985	6,240

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	4,000	4,595

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047 (d)	3,750	3,881

		28,685

GEORGIA 4.2%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	5,000	5,086

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	7,000	7,153

DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2041	15,000	16,124

Fulton County, Georgia Development Authority Revenue Bonds, Series 2019
5.000% due 06/15/2031 (a)	1,210	1,503

Main Street Natural Gas Inc, Georgia Revenue Bonds, Series 2019
5.000% due 05/15/2049	4,000	4,874

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	3,000	3,095

		37,835

ILLINOIS 10.9%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2046	2,000	2,099

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000	2,176

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2038	4,000	4,660
5.000% due 07/01/2038	1,000	1,133
5.000% due 01/01/2039	2,000	2,323
5.000% due 01/01/2053	10,000	11,469

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	3,885	4,231

Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2040	4,520	4,893

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2039	4,500	4,880

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	4,500	5,125

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	4,250	4,306

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	489

Illinois Finance Authority Revenue Bonds, Series 2016
3.092% due 05/01/2036 ~	1,000	1,003
4.000% due 02/15/2036	3,290	3,526
5.000% due 02/15/2029	4,500	5,397

aIllinois Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2037	1,500	766
5.250% due 12/01/2052	2,000	1,017

Illinois Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	1,700	1,704

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2028	$1,500	$1,502
5.250% due 02/01/2034	3,500	3,694

Illinois State General Obligation Bonds, Series 2016
5.000% due 06/01/2027	4,200	4,601

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	890	915
5.000% due 05/01/2036	1,610	1,726

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000	2,206
5.000% due 11/01/2026	3,000	3,313
5.000% due 11/01/2027	1,500	1,665

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	2,830	2,581
3.000% due 06/15/2033	1,000	883

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	5,000	5,669

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
0.000% due 12/15/2047 (c)	2,500	1,486

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2028	2,250	2,642

Will County, Illinois Community Unit School District No. 365, Valley View General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 11/01/2019 (b)	2,945	2,916

		96,996

INDIANA 0.1%

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	1,023

KANSAS 0.1%

Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	513

KENTUCKY 0.1%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2017
5.000% due 08/15/2032	1,000	1,145

MARYLAND 1.3%

Baltimore, Maryland Revenue Bonds, Series 2017
5.000% due 09/01/2028	1,500	1,742
5.000% due 09/01/2039	1,500	1,671

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 05/15/2043	7,500	8,304

		11,717

MASSACHUSETTS 1.4%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	2,000	2,150

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	2,500	2,771

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2030	6,660	7,326

		12,247

MICHIGAN 1.1%

Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2044	2,000	2,138

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan Finance Authority Revenue Bonds, Series 2016
5.000% due 11/15/2041	$4,000	$4,484

Michigan Finance Authority Revenue Bonds, Series 2019
5.000% due 12/01/2048	3,000	3,459

		10,081

MINNESOTA 0.5%

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	3,750	3,991

NEBRASKA 1.0%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,454

Nebraska Public Power District Revenue Bonds, Series 2013
5.000% due 01/01/2031	3,000	3,237

		8,691

NEVADA 0.6%

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	4,000	4,247

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2048	1,000	1,039
5.000% due 06/01/2033	220	259

		5,545

NEW JERSEY 4.1%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2037	1,000	1,133

New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2031	500	573

New Jersey Economic Development Authority Revenue Bonds, Series 2013
3.050% due 09/01/2027 ~	2,500	2,490

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000	3,365

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	8,000	9,366

New Jersey Turnpike Authority Revenue Notes, Series 2017
2.443% due 01/01/2024 ~	6,000	6,038

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	3,500	4,140
5.000% due 06/01/2031	2,605	3,029
5.000% due 06/01/2046	5,750	6,261

		36,395

NEW MEXICO 0.1%

University of New Mexico Revenue Notes, Series 2016
5.000% due 06/01/2026	1,000	1,211

NEW YORK 15.9%

Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	5,000	5,189

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (d)	1,750	1,774

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	$1,000	$1,077

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2019
5.000% due 11/15/2044	4,000	4,695

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	10,000	10,990

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.250% due 11/15/2057	1,000	1,134

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 07/01/2043 (d)	3,605	3,850

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (d)	2,000	2,022

New York City Industrial Development Agency, New York Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	4,145	4,175

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2011
5.000% due 02/01/2027	5,990	6,359

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 02/01/2025	7,000	7,869

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	2,000	2,372

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2037	4,500	5,371

New York City, New York General Obligation Bonds, Series 2018
4.000% due 12/01/2041	2,000	2,165
5.000% due 12/01/2038	5,000	5,992

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	8,000	8,863

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2037	2,500	2,985

New York Liberty Development Corp., Revenue Bonds, Series 2011
5.000% due 12/15/2041	5,000	5,386
5.750% due 11/15/2051	5,000	5,483

New York Liberty Development Corp., Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,150	2,294
5.375% due 11/15/2040	2,000	2,164

New York State Dormitory Authority Revenue Bonds, Series 2017
5.000% due 02/15/2038	6,000	7,006

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	4,000	4,829
5.000% due 07/01/2049	4,000	4,794

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	5,000	5,311

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2039	5,000	5,982

New York Transportation Development Corp., Revenue Notes, Series 2016
5.000% due 08/01/2026	2,485	2,608

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	1,710	1,724

Syracuse Industrial Development Agency, New York Revenue Bonds, Series 2016
5.000% due 01/01/2030	1,500	1,682

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	53

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	$2,000	$2,229

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2028	4,000	4,686
5.000% due 06/01/2041	8,750	9,453

		142,513

NORTH CAROLINA 0.6%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2036	2,500	2,694

North Carolina Turnpike Authority Revenue Bonds, Series 2018
4.000% due 01/01/2039	2,315	2,490

		5,184

OHIO 3.7%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
0.000% due 06/01/2052 (b)	17,000	429
5.125% due 06/01/2024	9,465	9,035
5.375% due 06/01/2024	2,390	2,303

Cleveland-Cuyahoga County, Ohio Port Authority Revenue Bonds, Series 2018
5.250% due 12/01/2038	1,250	1,401

Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2029	5,245	5,673

Ohio Air Quality Development Authority Revenue Bonds, Series 2017
4.250% due 01/15/2038	2,500	2,583

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	2,750	3,074
5.250% due 02/15/2029	2,900	3,249

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2032 (d)	5,000	5,450

		33,197

OREGON 0.3%

Clackamas County, Oregon Hospital Facility Authority Revenue Notes, Series 2017
3.000% due 11/15/2022	1,375	1,378

Portland, Oregon Tax Allocation Bonds, Series 2011
5.000% due 06/15/2029	1,000	1,066
5.000% due 06/15/2031	500	532

		2,976

PENNSYLVANIA 4.1%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 05/01/2032	3,000	3,316

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Notes, Series 2017
5.000% due 05/01/2027	250	280

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
5.000% due 11/01/2050	4,000	4,489

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	500	553

Chester County Health & Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 10/01/2052	2,500	2,831

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	2,000	2,361

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 06/01/2032	$2,000	$2,345

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (d)(e)	3,000	3,409

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2019
1.950% due 04/01/2034 (a)	1,250	1,250

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 02/15/2043	2,575	2,752

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,000	3,510
5.000% due 12/01/2048	3,750	4,398

Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2011
5.000% due 01/01/2041	5,000	5,215

		36,709

PUERTO RICO 2.7%

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (AGC Insured), Series 2008
5.000% due 07/01/2028	1,005	1,034

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.394% due 07/01/2029 ~	7,985	7,526

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.010% due 07/01/2046 (b)	13,016	2,816
4.550% due 07/01/2040	3,195	2,828
4.750% due 07/01/2053	2,655	2,524
5.000% due 07/01/2058	7,325	7,256

		23,984

SOUTH CAROLINA 1.0%

South Carolina Public Service Authority Revenue Bonds, Series 2014
5.000% due 12/01/2046	400	438
5.000% due 12/01/2049	7,000	7,606

South Carolina Public Service Authority Revenue Bonds, Series 2015
5.000% due 12/01/2050	1,000	1,100

		9,144

TENNESSEE 1.5%

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Notes, Series 2017
4.750% due 07/01/2027	400	424

Tennergy Corp, Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	6,250	7,120

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	4,000	4,370
5.000% due 02/01/2024	1,400	1,554

		13,468

TEXAS 10.9%

Austin Convention Enterprises, Inc., Texas Revenue Bonds, Series 2017
5.000% due 01/01/2030	755	870
5.000% due 01/01/2031	800	919
5.000% due 01/01/2032	655	747

Austin, Texas Water & Wastewater System Revenue Bonds, Series 2017
5.000% due 11/15/2037	2,000	2,371

Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2043	2,500	2,688

Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
4.000% due 02/15/2036	1,500	1,661

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dallas Love Field, Texas Revenue Bonds, Series 2017
5.000% due 11/01/2029	$1,250	$1,465

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2016
1.160% due 11/01/2019	4,400	4,374

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,450	4,819

Harris County, Texas Revenue Bonds, (AMBAC Insured), Series 2007
2.468% due 08/15/2035 ~	2,850	2,579

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,800	2,232
5.000% due 07/01/2034	1,000	1,204
5.000% due 07/01/2035	1,460	1,751
5.000% due 07/01/2036	1,000	1,195

New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2016
4.750% due 07/01/2051	5,000	5,259

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (d)	200	216
4.000% due 08/15/2035 (d)	700	752
4.000% due 08/15/2036 (d)	500	534
4.000% due 08/15/2037 (d)	800	851
4.000% due 08/15/2040 (d)	2,800	2,918
5.000% due 01/01/2042	2,000	2,048

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2039	4,230	4,815

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2048	8,750	9,952

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,000	4,602

Port Beaumont Navigation District, Texas Revenue Bonds, Series 2016
7.250% due 02/01/2036	7,000	7,210

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	97
6.000% due 09/15/2046	235	227

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2017
5.000% due 02/01/2047	5,000	5,826

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2021	2,150	2,325
5.250% due 12/15/2022	3,825	4,239

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,860	2,161

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2028	5,000	5,463

Texas State General Obligation Bonds, Series 2016
5.500% due 08/01/2031	3,000	3,627

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	4,500	5,037

Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (f)	700	725

		97,759

UTAH 1.2%

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2017
5.000% due 07/01/2042	3,000	3,423

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,750	2,010

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Utah County, Utah Revenue Bonds, Series 2016
4.000% due 05/15/2047	$5,000	$5,166

		10,599

VIRGINIA 0.5%

Prince William County, Virginia Industrial Development Authority Revenue Bonds, Series 2011
5.125% due 09/01/2041	2,000	2,138

Richmond, Virginia Public Utility Revenue Bonds, Series 2013
5.000% due 01/15/2029	2,000	2,236

		4,374

WASHINGTON 1.7%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (d)	4,000	4,281

Washington Health Care Facilities Authority Revenue Bonds, Series 2009
5.000% due 08/15/2044	4,965	5,347

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.550% due 01/01/2042 ~	3,000	3,048
5.000% due 01/01/2047	2,000	2,246

		14,922

WEST VIRGINIA 0.4%

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (d)	2,000	2,129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Virginia Economic Development Authority Revenue Notes, Series 2016
2.875% due 12/15/2026	$1,665	$1,637

		3,766

WISCONSIN 1.9%

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
2.625% due 11/01/2025	1,500	1,507

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 11/15/2035	5,500	6,353

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2047 (d)	3,500	3,620

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 04/01/2044	4,800	5,573

		17,053

Total Municipal Bonds & Notes (Cost $796,251)		844,593

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (g) 0.1%
		501

Total Short-Term Instruments (Cost $501)		501

Total Investments in Securities (Cost $796,752)		845,094

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.4%

SHORT-TERM INSTRUMENTS 11.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.4%

PIMCO Short-Term Floating NAV Portfolio III	10,293,685	$101,794

Total Short-Term Instruments (Cost $101,743)		101,794

Total Investments in Affiliates (Cost $101,743)		101,794

Total Investments 105.9% (Cost $898,495)		$946,888

Financial Derivative Instruments (h) 0.0% (Cost or Premiums, net $0)		70

Other Assets and Liabilities, net (5.9)%		(52,751)

Net Assets 100.0%		$894,207

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Security becomes interest bearing at a future date.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

(e)

Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on March 31, 2019.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$ 700	$725	0.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$501	U.S. Treasury Notes 1.125% due 06/30/2021	$(514)	$501	$501

Total Repurchase Agreements						$(514)	$501	$501

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	55

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$501	$0	$0	$501	$(514)	$(13)

Total Borrowings and Other Financing Transactions	$501	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	249	$	(30,930)	$(467)	$70	$0

Total Futures Contracts					$(467)	$70	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$70	$0	$70	$0	$0	$0	$0

Cash of $1,054 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$70	$70

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,043)	$(1,043)

Over the counter
Swap Agreements	$0	$2	$0	$0	$343	$345

	$0	$2	$0	$0	$(700)	$(698)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(200)	$(200)

Over the counter
Swap Agreements	$0	$1	$0	$0	$(338)	$(337)

	$0	$1	$0	$0	$(538)	$(537)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$13,796	$0	$13,796
Arizona	0	6,904	0	6,904
California	0	103,987	0	103,987
Colorado	0	27,651	0	27,651
Connecticut	0	15,251	0	15,251
District of Columbia	0	5,281	0	5,281
Florida	0	28,685	0	28,685
Georgia	0	37,835	0	37,835
Illinois	0	96,996	0	96,996
Indiana	0	1,023	0	1,023
Kansas	0	513	0	513
Kentucky	0	1,145	0	1,145
Maryland	0	11,717	0	11,717
Massachusetts	0	12,247	0	12,247
Michigan	0	10,081	0	10,081
Minnesota	0	3,991	0	3,991
Nebraska	0	8,691	0	8,691
Nevada	0	5,545	0	5,545
New Jersey	0	36,395	0	36,395
New Mexico	0	1,211	0	1,211
New York	0	142,513	0	142,513
North Carolina	0	5,184	0	5,184
Ohio	0	33,197	0	33,197
Oregon	0	2,976	0	2,976
Pennsylvania	0	36,709	0	36,709
Puerto Rico	0	23,984	0	23,984

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
South Carolina	$0	$9,144	$0	$9,144
Tennessee	0	13,468	0	13,468
Texas	0	97,759	0	97,759
Utah	0	10,599	0	10,599
Virginia	0	4,374	0	4,374
Washington	0	14,922	0	14,922
West Virginia	0	3,766	0	3,766
Wisconsin	0	17,053	0	17,053
Short-Term Instruments
Repurchase Agreements	0	501	0	501

	$0	$845,094	$0	$845,094

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$101,794	$0	$0	$101,794

Total Investments	$101,794	$845,094	$0	$946,888

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$70	$0	$0	$70

Total Financial Derivative Instruments	$70	$0	$0	$70

Totals	$101,864	$845,094	$0	$946,958

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	57

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.9%

MUNICIPAL BONDS & NOTES 92.3%

ALABAMA 1.1%

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	$1,000	$1,076

ARIZONA 1.4%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2018
5.000% due 07/01/2029	300	352
5.000% due 07/01/2030	350	407

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	500	618

		1,377

COLORADO 3.1%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	500	594

Denver Convention Center Hotel Authority, Colorado Revenue Bonds, Series 2016
5.000% due 12/01/2027	1,000	1,141

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
2.722% due 09/01/2039 ~	760	767

Solaris Metropolitan District No. 3, Colorado General Obligation Notes, Series 2016
3.750% due 12/01/2026	629	628

		3,130

CONNECTICUT 5.8%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2027	1,000	1,180

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	1,000	1,180

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	1,000	1,197

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2015
2.643% due 07/01/2049 ~	1,000	1,002

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2030	1,000	1,222

		5,781

DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	445	522

FLORIDA 1.6%

Escambia County, Florida Revenue Bonds, Series 2003
2.600% due 06/01/2023	1,000	1,017

Florida Municipal Power Agency Revenue Bonds, Series 2015
5.000% due 10/01/2027	500	592

		1,609

GEORGIA 2.3%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,250	1,271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	$1,000	$1,022

		2,293

GUAM 0.9%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2024	850	956

ILLINOIS 8.6%

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	1,000	1,088

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,000	1,092

Chicago, Illinois General Obligation Notes, Series 2019
5.000% due 01/01/2028 (a)	1,000	1,124

Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	300	306

Illinois Development Finance Authority Revenue Bonds, Series 2013
2.450% due 11/15/2039	1,000	1,005

Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	1,000	1,018

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	1,000	1,226

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2025	1,500	1,748

		8,607

INDIANA 1.4%

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2031	750	921

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	511

		1,432

KENTUCKY 1.1%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	1,000	1,087

LOUISIANA 1.6%

Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	1,000	1,006

Louisiana Stadium & Exposition District Revenue Notes, Series 2013
5.000% due 07/01/2023	500	565

		1,571

MARYLAND 1.2%

Baltimore, Maryland Revenue Notes, Series 2017
5.000% due 09/01/2026	1,000	1,161

MASSACHUSETTS 2.5%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
2.000% due 07/01/2038 ~	750	748

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	500	591

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts State College Building Authority Revenue Notes, Series 2014
5.000% due 05/01/2024	$1,000	$1,132

		2,471

MICHIGAN 0.6%

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	500	575

MISSISSIPPI 0.7%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	750	756

MISSOURI 0.0%

Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds, Series 2010
5.000% due 07/01/2025	40	43

NEBRASKA 0.8%

Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2023	750	797

NEW JERSEY 5.5%

New Jersey Economic Development Authority Revenue Notes, Series 2013
5.000% due 01/01/2024	570	641

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	1,000	1,062

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	500	541

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	750	899

Rutgers The State University of New Jersey Revenue Bonds, Series 2013
5.000% due 05/01/2028	250	280

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2016
5.000% due 01/01/2035	290	323

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	500	581

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2028	1,000	1,192

		5,519

NEW MEXICO 0.9%

New Mexico Finance Authority Revenue Bonds, Series 2013
5.000% due 06/01/2025	805	912

NEW YORK 9.4%

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,000	1,108

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,000	1,234

New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2027	750	893

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	$1,000	$1,120

New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2030	1,000	1,169

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	1,062

New York Transportation Development Corp., Revenue Notes, Series 2016
5.000% due 08/01/2026	1,000	1,049

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	750	879
5.000% due 06/01/2027	750	887

		9,401

NORTH CAROLINA 2.5%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 10/01/2027	1,200	1,322

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2025	1,000	1,153

		2,475

OHIO 5.9%

American Municipal Power Inc, Ohio Revenue Bonds, Series 2019
5.000% due 02/15/2031	320	388

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	200	219

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	1,000	1,138

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	914

Ohio Higher Educational Facility Commission Revenue Notes, Series 2013
5.000% due 12/01/2023	1,000	1,147

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	750	838

Ohio Water Development Authority Revenue Notes, Series 2019
5.000% due 12/01/2028	1,000	1,271

		5,915

OREGON 0.6%

Oregon Health & Science University Revenue Bonds, Series 2012
5.000% due 07/01/2026	575	632

PENNSYLVANIA 8.6%

Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania Revenue Notes, Series 2017
5.000% due 05/01/2027	1,000	1,118

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000	1,180

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	500	582

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	1,000	1,214

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 01/01/2027	$1,000	$1,132

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	525	581

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.783% due 08/15/2048 ~	750	753

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
2.100% due 12/01/2023 ~	1,000	997

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	250	290

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2016
5.000% due 10/01/2026	660	786

		8,633

PUERTO RICO 0.3%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.394% due 07/01/2029 ~	345	325

SOUTH DAKOTA 0.6%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2027	535	627

TENNESSEE 3.4%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2025	1,000	1,118

Tennergy Corp, Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,000	1,139

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,000	1,167

		3,424

TEXAS 14.2%

Austin Convention Enterprises, Inc., Texas Revenue Notes, Series 2017
5.000% due 01/01/2027	875	1,028

Corpus Christi, Texas Utility System Revenue Bonds, Series 2013
5.000% due 07/15/2028	1,000	1,119

Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2012
5.000% due 12/01/2028	325	362

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	690	768

Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	500	557

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,000	1,230

Lower Colorado River Authority, Texas Revenue Bonds, Series 2009
5.000% due 05/15/2023	800	803

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2031	1,000	1,232

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Notes, Series 2017
5.000% due 01/01/2027	1,090	1,169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	$515	$611

North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2026	550	628

Port Beaumont Navigation District, Texas Revenue Bonds, Series 2016
7.250% due 02/01/2036	1,000	1,030

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,395	1,621

Texas State University System Revenue Bonds, Series 2017
5.000% due 03/15/2030	330	396

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	1,000	1,249

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2028	375	470

		14,273

UTAH 1.6%

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2030	500	614

Weber County, Utah Revenue Bonds, Series 2000
1.500% due 02/15/2031	1,000	1,000

		1,614

WASHINGTON 1.6%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.550% due 01/01/2042 ~	1,000	1,016

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
5.000% due 07/01/2030	500	605

		1,621

WEST VIRGINIA 0.5%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	500	509

WISCONSIN 1.5%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2028	900	1,105

WPPI Energy, Wisconsin Revenue Notes, Series 2013
5.000% due 07/01/2021	365	393

		1,498

Total Municipal Bonds & Notes (Cost $89,031)		92,622

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
		571

Total Short-Term Instruments (Cost $571)		571

Total Investments in Securities (Cost $89,602)		93,193

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	59

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.5%

SHORT-TERM INSTRUMENTS 8.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.5%

PIMCO Short-Term Floating NAV Portfolio III	860,075	$8,505

Total Short-Term Instruments (Cost $8,501)		8,505

Total Investments in Affiliates (Cost $8,501)		8,505

Total Investments 101.4% (Cost $98,103)		$101,698

Other Assets and Liabilities, net (1.4)%		(1,440)

Net Assets 100.0%		$100,258

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$571	U.S. Treasury Notes 1.125% due 06/30/2021	$(583)	$571	$571

Total Repurchase Agreements						$(583)	$571	$571

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$571	$0	$0	$571	$(583)	$(12)

Total Borrowings and Other Financing Transactions	$571	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$31	$31

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$(30)	$(30)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,076	$0	$1,076
Arizona	0	1,377	0	1,377
Colorado	0	3,130	0	3,130
Connecticut	0	5,781	0	5,781
District of Columbia	0	522	0	522
Florida	0	1,609	0	1,609
Georgia	0	2,293	0	2,293
Guam	0	956	0	956
Illinois	0	8,607	0	8,607
Indiana	0	1,432	0	1,432
Kentucky	0	1,087	0	1,087
Louisiana	0	1,571	0	1,571
Maryland	0	1,161	0	1,161
Massachusetts	0	2,471	0	2,471
Michigan	0	575	0	575
Mississippi	0	756	0	756
Missouri	0	43	0	43
Nebraska	0	797	0	797
New Jersey	0	5,519	0	5,519
New Mexico	0	912	0	912
New York	0	9,401	0	9,401

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
North Carolina	$0	$2,475	$0	$2,475
Ohio	0	5,915	0	5,915
Oregon	0	632	0	632
Pennsylvania	0	8,633	0	8,633
Puerto Rico	0	325	0	325
South Dakota	0	627	0	627
Tennessee	0	3,424	0	3,424
Texas	0	14,273	0	14,273
Utah	0	1,614	0	1,614
Washington	0	1,621	0	1,621
West Virginia	0	509	0	509
Wisconsin	0	1,498	0	1,498
Short-Term Instruments
Repurchase Agreements	0	571	0	571

	$0	$93,193	$0	$93,193

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,505	$0	$0	$8,505

Total Investments	$8,505	$93,193	$0	$101,698

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	61

Schedule of Investments PIMCO New York Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.5%

MUNICIPAL BONDS & NOTES 95.3%

NEW YORK 93.1%

Amherst Development Corp., New York Revenue Bonds, (AGM Insured), Series 2017
5.000% due 10/01/2045	$1,000	$1,160

Battery Park City Authority, New York Revenue Bonds, Series 2013
5.000% due 11/01/2030	3,000	3,436

Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.375% due 07/15/2043	750	779

Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2016
5.000% due 07/15/2042	3,500	3,907

Build NYC Resource Corp., New York Revenue Bonds, Series 2015
4.000% due 08/01/2031	575	611
5.000% due 08/01/2040	500	559

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	1,500	1,618

Build NYC Resource Corp., New York Revenue Bonds, Series 2017
5.000% due 08/01/2035	400	466
5.000% due 08/01/2036	500	580
5.000% due 11/01/2047 (c)	4,000	5,309

Chenango Valley Central School District
2.750% due 06/28/2019	102	102

County of Suffolk NY
5.000% due 07/24/2019	2,500	2,525

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2014
5.000% due 07/01/2034	440	492
5.000% due 07/01/2044	1,000	1,101

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	1,000	1,121

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2017
5.000% due 07/01/2034	1,200	1,422
5.000% due 07/01/2035	1,100	1,300

Erie County, New York General Obligation Bonds, Series 2015
5.000% due 09/15/2026	300	355
5.000% due 09/15/2027	275	324
5.000% due 09/15/2028	275	323

Erie County, New York General Obligation Notes, Series 2015
5.000% due 09/15/2025	250	298

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2011
4.625% due 07/01/2036	1,700	1,775
5.000% due 07/01/2041	1,500	1,590

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,000	1,150

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,383

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2017
4.000% due 02/15/2044	3,000	3,195

Long Island Power Authority, New York Revenue Bonds, Series 2008
6.000% due 05/01/2033	2,000	2,007

Long Island Power Authority, New York Revenue Bonds, Series 2009
5.750% due 04/01/2039	1,500	1,500

Long Island Power Authority, New York Revenue Bonds, Series 2017
5.000% due 09/01/2037	500	586
5.000% due 09/01/2042	2,000	2,317

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	$1,000	$1,021

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,277

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2032	2,500	2,759

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2015
5.000% due 11/15/2045	2,000	2,226

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	1,630	1,865

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2035	3,500	3,783
5.250% due 11/15/2057	2,000	2,268

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500	1,717

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 07/01/2037 (c)	280	303
4.000% due 07/01/2043 (c)	1,720	1,837
4.000% due 10/01/2047	2,130	2,191
5.000% due 12/01/2046	1,000	1,123

Monroe County, New York Industrial Development Agency Revenue Bonds, Series 2017
5.000% due 05/01/2031	1,500	1,818

Monroe County, New York Industrial Development Agency Revenue Notes, Series 2018
5.000% due 05/01/2028	1,000	1,258

Nassau County, New York General Obligation Notes, Series 2017
5.000% due 10/01/2027	2,500	3,070

Nassau County, New York General Obligation Notes, Series 2019
4.000% due 12/10/2019	2,500	2,541

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (c)	1,000	1,011

New York City Industrial Development Agency, New York Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	500	502

New York City Industrial Development Agency, New York Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	750	756

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2011
5.000% due 02/01/2027	3,500	3,716

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2012
1.460% due 08/01/2039	2,300	2,300

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,229

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2015
5.000% due 11/01/2026	2,500	3,006

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	1,000	1,186

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
4.000% due 05/01/2043	3,670	3,941
5.000% due 05/01/2037	2,500	2,984
5.000% due 05/01/2038	2,500	2,975

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
5.000% due 11/01/2035 (a)	3,500	4,278

New York City Water & Sewer System, New York Revenue Bonds, Series 2001
1.580% due 06/15/2033	6,100	6,100

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Water & Sewer System, New York Revenue Bonds, Series 2018
5.000% due 06/15/2040	$2,700	$3,187

New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2023	2,200	2,225

New York City, New York General Obligation Bonds, Series 2016
4.000% due 08/01/2039	3,000	3,214
4.000% due 12/01/2043	1,000	1,065

New York City, New York General Obligation Bonds, Series 2018
5.000% due 12/01/2038	5,000	5,992

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	6,000	6,647

New York City, New York Housing Development Corp. Revenue Bonds, Series 2015
4.350% due 11/01/2048	1,000	1,040

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
4.000% due 07/15/2045	5,000	5,347
5.000% due 07/15/2035	2,500	3,017

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2016
4.000% due 04/01/2027	1,570	1,819

New York City, New York Water & Sewer System Revenue Bonds, Series 2017
5.000% due 06/15/2048 (c)	7,500	8,704

New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	500	524
5.000% due 11/15/2029	1,000	1,176
5.000% due 11/15/2045	2,000	2,257

New York Counties Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2050 (b)	5,000	687
0.010% due 06/01/2055 (b)	6,375	298

New York Counties Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (b)	7,500	529

New York Liberty Development Corp., Revenue Bonds, Series 2005
5.250% due 10/01/2035	2,115	2,717

New York Liberty Development Corp., Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,000	1,025

New York Liberty Development Corp., Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,000	7,676

New York Liberty Development Corp., Revenue Bonds, Series 2014
5.000% due 11/15/2044	4,500	4,801

New York State Dormitory Authority Revenue Bonds, (BHAC/CR/MBIA Insured), Series 2007
5.000% due 02/15/2027	1,000	1,220

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	1,000	1,079

New York State Dormitory Authority Revenue Bonds, Series 2009
5.500% due 05/01/2037	400	401

New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2026	1,500	1,559
5.000% due 07/01/2035	500	520
5.500% due 07/01/2040	1,000	1,050

New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	500	528

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	2,000	2,199
5.000% due 12/15/2026	4,000	4,480

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 03/15/2028	$3,000	$3,373

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	2,280
5.000% due 07/01/2050	1,285	1,460

New York State Dormitory Authority Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,100	1,297
5.000% due 02/15/2038	1,600	1,868
5.000% due 07/01/2038	1,000	1,184
5.000% due 07/01/2043	1,530	1,790

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 08/01/2036	4,500	4,749
4.000% due 07/01/2041	2,000	2,166
5.000% due 03/15/2030	5,000	6,212
5.000% due 07/01/2048	1,675	1,962
5.000% due 10/01/2048	1,500	2,118
5.250% due 03/15/2038	3,500	4,273

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	2,500	3,018

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	4,000	4,249

New York State Environmental Facilities Corp., Revenue Bonds, Series 2009
5.000% due 06/15/2034	3,200	3,221

New York State Environmental Facilities Corp., Revenue Bonds, Series 2017
5.000% due 06/15/2042	2,630	3,093

New York State Environmental Facilities Corp., Revenue Bonds, Series 2018
5.000% due 06/15/2043	2,500	2,976

New York State Housing Finance Agency Revenue Bonds, Series 2019
1.875% due 05/01/2050	2,000	2,001

New York State Thruway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2051	3,000	3,379

New York State Thruway Authority Revenue Bonds, Series 2018
4.000% due 01/01/2036	1,000	1,097

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2039	2,500	2,991

New York State Urban Development Corp., Revenue Bonds, Series 2017
4.000% due 03/15/2046	1,560	1,669

New York Transportation Development Corp., Revenue Bonds, Series 2016
5.250% due 01/01/2050	4,500	4,910

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Transportation Development Corp., Revenue Bonds, Series 2018
5.000% due 01/01/2030	$1,000	$1,179
5.000% due 01/01/2034	2,000	2,318

New York Transportation Development Corp., Revenue Notes, Series 2016
5.000% due 08/01/2026	3,000	3,149

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	975	983

Oneida County, New York Industrial Development Agency Revenue Bonds, Series 2002
5.000% due 09/15/2028	2,640	2,647

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.000% due 11/15/2041	1,620	1,852

Port Authority of New York & New Jersey Revenue Bonds, Series 2017
5.000% due 05/15/2057	1,000	1,150
5.250% due 10/15/2057	2,000	2,341

Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.000% due 07/15/2038	4,000	4,805

Port Authority of New York & New Jersey Revenue Notes, Series 2010
5.000% due 12/01/2020	685	712

Saratoga County, New York Capital Resources Corp. Revenue Bonds, Series 2018
5.000% due 07/01/2037	525	618
5.000% due 07/01/2038	300	352

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
4.000% due 11/15/2048	5,000	5,326
5.000% due 11/15/2030	1,000	1,299

Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
5.200% due 04/01/2037	2,750	2,941

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2048	5,000	5,012

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2041	3,000	3,241

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	3,000	3,548

Tulare County, California Board of Education Certificates of Participation Bonds, Series 2013
5.125% due 09/01/2040	3,500	3,645

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2053	1,000	981

Utility Debt Securitization Authority Revenue Bonds, Series 2015
5.000% due 12/15/2037 (c)	3,000	3,486

		311,236

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 2.2%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.394% due 07/01/2029 ~	$1,970	$1,857

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.010% due 07/01/2046 (b)	4,825	1,044
4.550% due 07/01/2040	1,145	1,013
4.750% due 07/01/2053	710	675
5.000% due 07/01/2058	2,720	2,694

		7,283

Total Municipal Bonds & Notes (Cost $305,551)		318,519

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (d) 0.2%
		602

Total Short-Term Instruments (Cost $602)		602

Total Investments in Securities (Cost $306,153)		319,121

	SHARES
INVESTMENTS IN AFFILIATES 11.6%

SHORT-TERM INSTRUMENTS 11.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.6%

PIMCO Short-Term Floating NAV Portfolio III	3,905,022	38,617

Total Short-Term Instruments (Cost $38,606)		38,617

Total Investments in Affiliates (Cost $38,606)		38,617

Total Investments 107.1% (Cost $344,759)		$357,738

Financial Derivative Instruments (e) 0.0% (Cost or Premiums, net $0)		96

Other Assets and Liabilities, net (7.1)%		(23,660)

Net Assets 100.0%		$334,174

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	63

Schedule of Investments PIMCO New York Municipal Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$602	U.S. Treasury Notes 1.125% due 06/30/2021	$(617)	$602	$602

Total Repurchase Agreements						$(617)	$602	$602

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$602	$0	$0	$602	$(617)	$(15)

Total Borrowings and Other Financing Transactions	$602	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	06/2019	195	(24,223)	$(365)	$55	$0
U.S. Treasury 30-Year Bond June Futures	06/2019	111	(16,612)	(424)	41	0

Total Futures Contracts				$(789)	$96	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$96	$0	$96	$0	$0	$0	$0

Cash of $759 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$96	$96

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(925)	$(925)

Over the counter
Swap Agreements	$0	$0	$0	$0	$93	$93

	$0	$0	$0	$0	$(832)	$(832)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(483)	$(483)

Over the counter
Swap Agreements	$0	$0	$0	$0	$(91)	$(91)

	$0	$0	$0	$0	$(574)	$(574)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
New York	$0	$311,236	$0	$311,236
Puerto Rico	0	7,283	0	7,283
Short-Term Instruments
Repurchase Agreements	0	602	0	602

	$0	$319,121	$0	$319,121

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$38,617	$0	$0	$38,617

Total Investments	$38,617	$319,121	$0	$357,738

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$96	$0	$0	$96

Total Financial Derivative Instruments	$96	$0	$0	$96

Totals	$38,713	$319,121	$0	$357,834

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	65

Schedule of Investments PIMCO Short Duration Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.9%

MUNICIPAL BONDS & NOTES 94.8%

ALABAMA 3.6%

Alabama 21st Century Authority Revenue Notes, Series 2012
5.000% due 06/01/2019	$1,750	$1,759

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2018
4.000% due 12/01/2048	3,000	3,196

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	2,500	2,690

		7,645

ARIZONA 1.6%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,500	2,540

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	800	932

		3,472

CALIFORNIA 2.3%

Bay Area Toll Authority, California Revenue Bonds, Series 2007
2.200% due 04/01/2047 ~	5,000	5,000

COLORADO 2.2%

Denver, Colorado Airport System City & County Revenue Bonds, Series 2016
2.602% due 11/15/2031 ~	2,125	2,127

University of Colorado Hospital Authority Revenue Bonds, Series 2017
5.000% due 11/15/2038	2,500	2,690

		4,817

CONNECTICUT 7.2%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 11/01/2021	635	691
5.000% due 08/15/2022	2,030	2,209

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	3,000	3,513

Connecticut State General Obligation Notes, Series 2019
5.000% due 04/15/2025 (a)	1,650	1,914

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 1999
2.000% due 07/01/2033	2,000	2,020

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2015
2.643% due 07/01/2049 ~	3,500	3,507

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2022	1,000	1,105
5.000% due 07/15/2023	500	567

		15,526

DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	1,070	1,169

FLORIDA 3.0%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2025	710	844

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida State General Obligation Notes, Series 2015
5.000% due 06/01/2022	$750	$831

Florida State General Obligation Notes, Series 2016
5.000% due 06/01/2022	730	808

Miami-Dade County, Florida Expressway Authority Revenue Notes, Series 2013
5.000% due 07/01/2022	675	745

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2023	2,765	3,167

		6,395

GEORGIA 5.4%

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	2,500	2,500

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,500	1,526

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	2,500	2,526

Monroe County, Georgia Development Authority Revenue Bonds, Series 2002
2.000% due 09/01/2037	2,500	2,485

Municipal Gas Authority of Georgia Revenue Notes, Series 2016
5.000% due 10/01/2019	2,500	2,541

		11,578

ILLINOIS 5.8%

Chicago, Illinois General Obligation Bonds, Series 2002
5.250% due 01/01/2022	500	532

Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	3,000	3,151

Illinois Finance Authority Revenue Bonds, Series 2016
3.092% due 05/01/2036 ~	1,000	1,003

Illinois Finance Authority Revenue Notes, Series 2015
5.000% due 11/15/2020	2,000	2,104

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	2,290	2,450

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	1,000	1,006

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,000	1,120
5.000% due 06/01/2025	1,000	1,165

		12,531

KENTUCKY 0.6%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	1,250	1,359

LOUISIANA 0.4%

Louisiana State Citizens Property Insurance Corp. Revenue Notes, (AGM Insured), Series 2015
5.000% due 06/01/2021	775	830

MASSACHUSETTS 4.5%

Commonwealth of Massachusetts General Obligation Notes, Series 2018
4.000% due 06/20/2019	3,000	3,016

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
2.000% due 07/01/2038 ~	2,500	2,493

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2022	700	765

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 07/01/2023	$750	$838

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	2,250	2,513

		9,625

MICHIGAN 2.4%

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	4,250	4,651

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	425	425

		5,076

MINNESOTA 0.6%

Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2016
5.000% due 01/01/2022	250	273

Northern Municipal Power Agency, Minnesota Revenue Notes, Series 2017
5.000% due 01/01/2021	1,000	1,058

		1,331

MISSISSIPPI 1.0%

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	2,000	2,038

MONTANA 0.5%

Montana Facility Finance Authority Revenue Bonds, Series 2018
2.050% due 08/15/2037 ~	1,050	1,049

NEBRASKA 0.7%

Lincoln, Nebraska Electric System Revenue Notes, Series 2013
5.000% due 09/01/2021	1,015	1,098

Municipal Energy Agency of Nebraska Revenue Notes, Series 2016
5.000% due 04/01/2021	445	474

		1,572

NEW JERSEY 2.9%

New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2020	1,630	1,689

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2021	1,000	1,061

New Jersey Turnpike Authority Revenue Notes, Series 2017
2.082% due 01/01/2021 ~	1,000	1,001

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	2,250	2,447

		6,198

NEW YORK 10.9%

Brooklyn Arena Local Development Corp., New York Revenue Notes, Series 2016
5.000% due 07/15/2022	1,250	1,368

County of Suffolk NY
5.000% due 07/24/2019	3,000	3,030

Metropolitan Transportation Authority, New York Revenue Notes, Series 2017
5.000% due 11/15/2024	3,000	3,478

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nassau County, New York General Obligation Notes, Series 2010
5.000% due 10/01/2020	$1,000	$1,050

Nassau County, New York General Obligation Notes, Series 2019
4.000% due 12/10/2019	3,000	3,049

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2015
5.000% due 11/01/2021	875	952

New York City, New York Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	1,750	1,782

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	3,000	3,110

New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	4,150	4,162

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2021	1,500	1,596

		23,577

NORTH CAROLINA 1.9%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2018
1.250% due 01/15/2048	2,500	2,500

University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
2.068% due 12/01/2041 ~	1,500	1,497

		3,997

OHIO 6.8%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2018
2.250% due 02/15/2048	1,500	1,508

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2021	1,250	1,328

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	1,355	1,479
5.000% due 11/15/2024	725	838

Franklin County, Ohio Revenue Bonds, Series 2013
1.700% due 12/01/2046	2,000	2,000

Ohio Higher Educational Facility Commission Revenue Notes, Series 2016
5.000% due 12/01/2022	1,415	1,581

Ohio State Revenue Bonds, Series 2010
1.950% due 11/01/2035	2,000	2,000

Ohio State Revenue Bonds, Series 2018
1.250% due 01/15/2046	2,500	2,500

University of Cincinnati, Ohio Revenue Notes, Series 2018
2.014% due 06/01/2020 ~	1,500	1,500

		14,734

PENNSYLVANIA 10.2%

Bethlehem Area School District, Pennsylvania Revenue Bonds, Series 2017
2.237% due 01/01/2030 ~	1,750	1,749

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2020	1,500	1,555

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	1,500	1,662

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2002
2.550% due 12/01/2029	5,000	5,010

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
2.220% due 09/01/2051 ~	1,500	1,501

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.783% due 08/15/2048 ~	$1,500	$1,505

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	2,750	2,794

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
2.100% due 12/01/2023 ~	3,000	2,992

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2015
5.000% due 08/01/2020	1,500	1,566

Philadelphia, Pennsylvania Water & Wastewater Revenue Notes, Series 2015
5.000% due 07/01/2019	1,700	1,714

		22,048

RHODE ISLAND 1.1%

Rhode Island Health & Educational Building Corp. Revenue Bonds, Series 2005
1.500% due 05/01/2035	2,425	2,425

TENNESSEE 1.6%

Tennergy Corp, Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	3,000	3,418

TEXAS 8.7%

Central Texas Regional Mobility Authority Revenue Bonds, Series 2015
5.000% due 01/01/2045	1,750	1,815

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
2.400% due 06/01/2030	2,500	2,531

Lower Colorado River Authority, Texas Revenue Notes, Series 2018
5.000% due 05/15/2021	1,000	1,070

North Texas Tollway Authority Revenue Notes, Series 2015
5.000% due 01/01/2024	675	775

North Texas Tollway Authority Revenue Notes, Series 2017
5.000% due 01/01/2021	600	635
5.000% due 01/01/2022	975	1,064

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	2,000	2,073

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
2.250% due 02/01/2033	2,500	2,509

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	1,500	1,540

Texas State Revenue Notes, Series 2018
4.000% due 08/29/2019	3,000	3,030

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 04/15/2024	1,000	1,161
5.000% due 10/15/2024	500	587

		18,790

UTAH 1.0%

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	1,800	2,055

VIRGINIA 1.4%

Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	3,000	3,011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 4.1%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
1.950% due 11/01/2045 ~	$2,500	$2,502

King County, Washington Sewer Revenue Bonds, Series 2012
2.600% due 01/01/2043	2,000	2,022

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
1.990% due 11/01/2046 ~	1,750	1,751

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.550% due 01/01/2042 ~	2,500	2,540

		8,815

WEST VIRGINIA 1.5%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	1,000	1,018

West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	2,250	2,287

		3,305

WISCONSIN 0.4%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2023	750	846

Total Municipal Bonds & Notes (Cost $202,121)		204,232

SHORT-TERM INSTRUMENTS 1.1%

COMMERCIAL PAPER 0.9%

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2019
0.010% due 05/16/2019	2,000	2,000

REPURCHASE AGREEMENTS (b) 0.2%
		387

Total Short-Term Instruments (Cost $2,387)		2,387

Total Investments in Securities (Cost $204,508)		206,619

	SHARES
INVESTMENTS IN AFFILIATES 3.9%

SHORT-TERM INSTRUMENTS 3.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.9%

PIMCO Short-Term Floating NAV Portfolio III	836,209	8,269

Total Short-Term Instruments (Cost $8,268)		8,269

Total Investments in Affiliates (Cost $8,268)		8,269

Total Investments 99.8% (Cost $212,776)		$214,888

Other Assets and Liabilities, net 0.2%		528

Net Assets 100.0%		$215,416

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	67

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	03/29/2019	04/01/2019	$387	U.S. Treasury Notes 1.125% due 06/30/2021	$(397)	$387	$387

Total Repurchase Agreements						$(397)	$387	$387

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$387	$0	$0	$387	$(397)	$(10)

Total Borrowings and Other Financing Transactions	$387	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$182	$182

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$0	$0	$0	$(179)	$(179)

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

March 31, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$7,645	$0	$7,645
Arizona	0	3,472	0	3,472
California	0	5,000	0	5,000
Colorado	0	4,817	0	4,817
Connecticut	0	15,526	0	15,526
District of Columbia	0	1,169	0	1,169
Florida	0	6,395	0	6,395
Georgia	0	11,578	0	11,578
Illinois	0	12,531	0	12,531
Kentucky	0	1,359	0	1,359
Louisiana	0	830	0	830
Massachusetts	0	9,625	0	9,625
Michigan	0	5,076	0	5,076
Minnesota	0	1,331	0	1,331
Mississippi	0	2,038	0	2,038
Montana	0	1,049	0	1,049
Nebraska	0	1,572	0	1,572
New Jersey	0	6,198	0	6,198
New York	0	23,577	0	23,577
North Carolina	0	3,997	0	3,997

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Ohio	$0	$14,734	$0	$14,734
Pennsylvania	0	22,048	0	22,048
Rhode Island	0	2,425	0	2,425
Tennessee	0	3,418	0	3,418
Texas	0	18,790	0	18,790
Utah	0	2,055	0	2,055
Virginia	0	3,011	0	3,011
Washington	0	8,815	0	8,815
West Virginia	0	3,305	0	3,305
Wisconsin	0	846	0	846
Short-Term Instruments
Commercial Paper	0	2,000	0	2,000
Repurchase Agreements	0	387	0	387

	$0	$206,619	$0	$206,619

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,269	$0	$0	$8,269

Total Investments	$8,269	$206,619	$0	$214,888

There were no significant transfers into or out of Level 3 during the period ended March 31, 2019.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2019	69

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO California Municipal Bond Fund	Daily	Monthly

PIMCO California Short Duration Municipal Income Fund	Daily	Monthly

PIMCO High Yield Municipal Bond Fund	Daily	Monthly

PIMCO Municipal Bond Fund	Daily	Monthly

PIMCO National Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO New York Municipal Bond Fund	Daily	Monthly

PIMCO Short Duration Municipal Income Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2019

different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2016, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2016-15, which amends Accounting Standards

Codification (“ASC”) 230 to clarify guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In August 2018, the FASB issued ASU 2018-13 which modifies certain disclosure requirements for fair value measurements in ASC 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

In August 2018, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to certain rules and forms for the purpose of disclosure update and simplification. The compliance date for these amendments is 30 days after date of publication in the Federal Register, which was on October 4, 2018. Management has adopted these amendments and the changes are incorporated throughout all periods presented in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

ANNUAL REPORT	MARCH 31, 2019	71

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2019

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

ANNUAL REPORT	MARCH 31, 2019	73

Notes to Financial Statements (Cont.)

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended March 31, 2019 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO California Intermediate Municipal Bond Fund	$7,283	$79,541	$(80,200)	$(4)	$3	$6,623	$240	$0

PIMCO California Municipal Bond Fund	1,233	23,356	(22,600)	(1)	(1)	1,987	55	0

PIMCO California Short Duration Municipal Income Fund	3,091	120,469	(117,200)	4	2	6,366	169	0

PIMCO High Yield Municipal Bond Fund	73,484	821,283	(761,200)	13	44	133,624	2,283	0

PIMCO Municipal Bond Fund	45,745	509,097	(453,100)	(3)	55	101,794	1,396	0

PIMCO National Intermediate Municipal Bond Fund	7,248	42,152	(40,900)	2	3	8,505	151	0

PIMCO New York Municipal Bond Fund	23,620	132,088	(117,100)	(2)	11	38,617	488	0

PIMCO Short Duration Municipal Income Fund	10,467	184,703	(186,901)	(1)	1	8,269	203	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at March 31, 2019 are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

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Notes to Financial Statements (Cont.)

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”)

that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

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The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

A Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013 regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure, in which the Funds hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Funds as the TOB residual holders.

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended March 31, 2019, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate

PIMCO California Municipal Bond Fund	$608	1.99%

PIMCO High Yield Municipal Bond Fund	66,251	2.06%

PIMCO Municipal Bond Fund	37,199	2.06%

PIMCO New York Municipal Bond Fund	11,928	2.05%

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation

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Notes to Financial Statements (Cont.)

(depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on exchanges. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual

78	PIMCO TAX-EFFICIENT STRATEGY FUNDS

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terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Asset Swap Agreements  convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater

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Notes to Financial Statements (Cont.)

likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund	PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

New/Small Fund	—	X	—	—	—	X	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	—	X	—

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Municipal Bond	X	X	X	X	X	X	X	X

California State-Specific	X	X	X	X	X	X	—	X

New York State-Specific	—	—	—	X	X	X	X	X

Municipal Project-Specific	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

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Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk  is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage,

ANNUAL REPORT	MARCH 31, 2019	81

Notes to Financial Statements (Cont.)

magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Bond Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

California State-Specific Risk  is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

82	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2019

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A		0.30%	0.30%
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A		0.33%	0.33%
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A		0.30%	N/A
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	0.45%	(1)*	0.30%	0.30%
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.44%	(1)*	0.30%	0.30%
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A		0.33%	0.33%
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	0.42%	(1)*	0.30%	0.30%
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.35%	(1)*	0.30%	0.30%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2019, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

ANNUAL REPORT	MARCH 31, 2019	83

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Short Duration Municipal Income Fund	0.30%	0.25%

PIMCO Municipal Bond Fund and PIMCO National Intermediate Municipal Bond Fund	0.50%	0.25%

All other Funds	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended March 31, 2019, the Distributor retained $6,351,179 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At March 31, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2019, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended March 31, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO High Yield Municipal Bond Fund	$11,073	$9,999

PIMCO Municipal Bond Fund	0	4,270

PIMCO Short Duration Municipal Income Fund	5,091	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the

84	PIMCO TAX-EFFICIENT STRATEGY FUNDS

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extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a shareholder’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Intermediate Municipal Bond Fund	$0	$0	$48,231	$40,606

PIMCO California Municipal Bond Fund	0	0	24,848	7,979

PIMCO California Short Duration Municipal Income Fund	0	0	84,767	94,119

PIMCO High Yield Municipal Bond Fund	0	0	1,110,673	813,171

PIMCO Municipal Bond Fund	0	0	482,405	356,349

PIMCO National Intermediate Municipal Bond Fund	0	0	43,085	14,961

PIMCO New York Municipal Bond Fund	0	0	138,593	46,192

PIMCO Short Duration Municipal Income Fund	0	0	145,973	113,072

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2019	85

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Intermediate Municipal Bond Fund						PIMCO California Municipal Bond Fund

	Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	4,681	$44,759	2,673		$26,104		412	$4,388	252		$2,714

I-2	614	5,906	2,117		20,682		136	1,445	30		330

Class D	0	0	63		621		0	0	24		256

Class A	2,045	19,680	2,436	(a)	23,782	(a)	1,595	16,989	303	(b)	3,240	(b)

Class C	180	1,744	106		1,032		40	433	6		55
Issued as reinvestment of distributions

Institutional Class	93	900	87		852		15	156	10		111

I-2	48	458	72		706		2	24	2		20

Class D	0	0	6		62		0	0	2		22

Class A	106	1,020	92		896		38	405	16		176

Class C	13	123	13		125		3	36	3		37
Cost of shares redeemed

Institutional Class	(2,607)	(25,045)	(1,143)		(11,157)		(263)	(2,794)	(117)		(1,259)

I-2	(2,114)	(20,349)	(1,957)		(19,048)		(40)	(424)	(47)		(510)

Class D	0	0	(384	)(a)	(3,708	)(a)	0	0	(101	)(b)	(1,073	)(b)

Class A	(2,177)	(21,009)	(2,020)		(19,725)		(458)	(4,846)	(82)		(877)

Class C	(264)	(2,549)	(285)		(2,781)		(23)	(249)	(47)		(502)

Net increase (decrease) resulting from Fund share transactions	618	$5,638	1,876		$18,443		1,457	$15,563	254		$2,740

86	PIMCO TAX-EFFICIENT STRATEGY FUNDS

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PIMCO California Short Duration Municipal Income Fund						PIMCO High Yield Municipal Bond Fund						PIMCO Municipal Bond Fund

Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount

7,796	$76,491	6,880		$67,967		37,029	$333,944	39,718		$357,183		15,900	$154,159	6,158		$60,489

688	6,755	352		3,476		14,771	132,990	7,381		66,552		12,375	119,925	5,707		56,059

0	0	259		2,561		0	0	5,786		52,088		0	0	643		6,341

744	7,308	1,666	(c)	16,422	(c)	34,108	307,252	28,364	(d)	255,324	(d)	16,218	157,095	8,977	(e)	87,904	(e)

0	0	0	(i)	0	(i)	3,039	27,350	1,433		12,910		1,157	11,226	622		6,114

154	1,509	109		1,079		2,135	19,218	1,587		14,286		790	7,685	592		5,803

21	204	14		134		452	4,071	289		2,601		389	3,787	319		3,132

0	0	2		22		0	0	165		1,485		0	0	30		290

33	326	29		289		1,954	17,585	1,208		10,873		962	9,354	830		8,135

0	0	0	(i)	2	(i)	243	2,188	232		2,089		198	1,927	214		2,097

(8,175)	(80,287)	(6,096)		(60,208)		(24,651)	(220,554)	(30,679)		(276,332)		(9,287)	(89,998)	(3,061)		(30,028)

(508)	(4,987)	(299)		(2,950)		(10,667)	(95,555)	(3,566)		(32,092)		(6,696)	(64,745)	(3,943)		(38,595)

0	0	(508	)(c)	(5,013	)(c)	0	0	(9,961	)(d)	(89,453	)(d)	0	0	(1,773	)(e)	(17,341	)(e)

(1,401)	(13,762)	(1,731)		(17,051)		(19,462)	(174,113)	(11,016)		(99,186)		(11,909)	(115,346)	(5,923)		(58,038)

0	0	(260	)(i)	(2,576	)(i)	(2,487)	(22,374)	(2,765)		(24,836)		(2,723)	(26,448)	(3,548)		(34,603)

(648)	$(6,443)	417		$4,154		36,464	$332,002	28,176		$253,492		17,374	$168,621	5,844		$57,759

ANNUAL REPORT	MARCH 31, 2019	87

Notes to Financial Statements (Cont.)

	PIMCO National Intermediate Municipal Bond Fund						PIMCO New York Municipal Bond Fund

	Year Ended 03/31/2019		Year Ended 03/31/2018				Year Ended 03/31/2019		Year Ended 03/31/2018

	Shares	Amount	Shares		Amount		Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	2,520	$26,261	746		$7,846		5,051	$55,877	2,000		$22,447

I-2	586	6,103	841		8,845		1,276	14,111	486		5,486

Class D	0	0	40		420		0	0	234		2,631

Class A	986	10,237	963	(f)	10,142	(f)	9,042	100,263	6,176	(g)	69,212	(g)

Class C	34	365	54		552		583	6,455	407		4,570
Issued as reinvestment of distributions

Institutional Class	80	835	41		428		214	2,374	151		1,698

I-2	46	481	42		445		44	490	35		390

Class D	0	0	3		31		0	0	28		312

Class A	63	654	48		509		418	4,635	285		3,195

Class C	6	62	6		68		32	358	31		348
Cost of shares redeemed

Institutional Class	(469)	(4,881)	(169)		(1,786)		(2,423)	(26,686)	(1,335)		(14,979)

I-2	(705)	(7,315)	(489)		(5,149)		(907)	(10,015)	(380)		(4,266)

Class D	0	0	(241	)(f)	(2,519	)(f)	0	0	(1,313	)(g)	(14,604	)(g)

Class A	(464)	(4,816)	(853)		(8,991)		(4,070)	(44,936)	(2,306)		(25,893)

Class C	(106)	(1,107)	(155)		(1,634)		(410)	(4,529)	(551)		(6,190)

Net increase (decrease) resulting from Fund share transactions	2,577	$26,879	877		$9,207		8,850	$98,397	3,948		$44,357

88	PIMCO TAX-EFFICIENT STRATEGY FUNDS

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PIMCO Short Duration Municipal Income Fund

Year Ended 03/31/2019		Year Ended 03/31/2018

Shares	Amount	Shares		Amount

6,835	$57,031	3,865		$32,458

2,470	20,612	2,538		21,365

0	0	119		1,004

7,009	58,548	5,207	(h)	43,841	(h)

273	2,285	125		1,054

190	1,588	103		861

44	368	40		339

0	0	2		14

158	1,317	125		1,050

9	72	7		60

(4,220)	(35,224)	(2,520)		(21,177)

(2,121)	(17,698)	(3,676)		(30,980)

0	0	(387	)(h)	(3,247	)(h)

(6,168)	(51,521)	(5,910)		(49,727)

(423)	(3,535)	(575)		(4,836)

4,056	$33,843	(937)		$(7,921)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	On March 23, 2018, 341 Class D shares in the amount of $3,279 converted into Class A shares of the Fund.
(b)	On March 23, 2018, 75 Class D shares in the amount of $797 converted into Class A shares of the Fund.
(c)	On March 23, 2018, 215 Class D shares in the amount of $2,109 converted into Class A shares of the Fund.
(d)	On March 23, 2018, 5,827 Class D shares in the amount of $52,241 converted into Class A shares of the Fund.
(e)	On March 23, 2018, 963 Class D shares in the amount of $9,356 converted into Class A shares of the Fund.
(f)	On March 23, 2018, 148 Class D shares in the amount of $1,542 converted into Class A shares of the Fund.
(g)	On March 23, 2018, 1,003 Class D shares in the amount of $11,113 converted into Class A shares of the Fund.
(h)	On March 23, 2018, 105 Class D shares in the amount of $876 converted into Class A shares of the Fund.
(i)	Class C Shares liquidated at the close of business on July 28, 2017.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended March 31, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non Related Parties	Related Parties	Non Related Parties	Related Parties

PIMCO California Intermediate Municipal Bond Fund	1	0	27%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	MARCH 31, 2019	89

Notes to Financial Statements (Cont.)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of March 31, 2019, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)

PIMCO California Intermediate Municipal Bond Fund	$398	$0	$0	$6,953	$(103)	$(2,243)	$0	$0

PIMCO California Municipal Bond Fund	5	0	0	1,121	(1)	(275)	0	0

PIMCO California Short Duration Municipal Income Fund	251	0	0	816	(5)	(4,790)	0	0

PIMCO High Yield Municipal Bond Fund	2,019	0	0	51,902	(650)	0	(1,779)	0

PIMCO Municipal Bond Fund	3,544	0	0	47,907	(405)	(14,906)	0	0

PIMCO National Intermediate Municipal Bond Fund	1	0	0	3,582	(1)	(1,398)	0	0

PIMCO New York Municipal Bond Fund	73	0	0	12,960	(20)	0	(3,201)	0

PIMCO Short Duration Municipal Income Fund	586	0	0	2,076	(5)	(8,803)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, inverse floater transactions, partnerships, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for distributions payable at fiscal year-end and organizational costs.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2018 through March 31, 2019 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2018 through March 31, 2019 and Ordinary losses realized during the period January 1, 2019 through March 31, 2019, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Intermediate Municipal Bond Fund	$2,243	$0

PIMCO California Municipal Bond Fund	255	20

PIMCO California Short Duration Municipal Income Fund	4,614	176

PIMCO High Yield Municipal Bond Fund	0	0

PIMCO Municipal Bond Fund	13,443	1,463

PIMCO National Intermediate Municipal Bond Fund	1,091	307

PIMCO New York Municipal Bond Fund	0	0

PIMCO Short Duration Municipal Income Fund	7,424	1,379

†	A zero balance may reflect actual amounts rounding to less than one thousand.

90	PIMCO TAX-EFFICIENT STRATEGY FUNDS

March 31, 2019

As of March 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)

PIMCO California Intermediate Municipal Bond Fund	$146,878	$6,993	$(39)	$6,954

PIMCO California Municipal Bond Fund	33,464	1,143	(21)	1,122

PIMCO California Short Duration Municipal Income Fund	125,451	979	(163)	816

PIMCO High Yield Municipal Bond Fund	1,389,988	70,037	(18,009)	52,028

PIMCO Municipal Bond Fund	898,445	50,593	(2,617)	47,976

PIMCO National Intermediate Municipal Bond Fund	98,115	3,598	(16)	3,582

PIMCO New York Municipal Bond Fund	343,961	13,904	(916)	12,988

PIMCO Short Duration Municipal Income Fund	212,813	2,121	(46)	2,075

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, unrealized gain or loss on certain futures, realized and unrealized gain (loss) swap contracts, inverse floater transactions, partnerships, and Lehman securities

For the fiscal years ended March 31, 2019 and March 31, 2018, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	March 31, 2019				March 31, 2018

	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Tax-Exempt Income Distributions	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)

PIMCO California Intermediate Municipal Bond Fund	$3,183	$234	$0	$0	$3,045	$142	$0	$0

PIMCO California Municipal Bond Fund	553	71	0	0	352	17	0	0

PIMCO California Short Duration Municipal Income Fund	1,934	168	0	0	1,457	129	0	0

PIMCO High Yield Municipal Bond Fund	44,371	4,195	1,875	0	31,791	5,555	0	0

PIMCO Municipal Bond Fund	24,141	2,344	0	0	18,692	3,747	0	0

PIMCO National Intermediate Municipal Bond Fund	1,897	144	0	0	1,445	67	0	0

PIMCO New York Municipal Bond Fund	7,541	526	0	0	5,996	259	0	0

PIMCO Short Duration Municipal Income Fund	3,238	198	0	0	2,407	158	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains distributed, if any.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2019	91

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (eight of the funds constituting PIMCO Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the five years in the period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

92	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:

AGC	Assured Guaranty Corp.	BAM	Build America Mutual Assurance	FGIC	Financial Guaranty Insurance Co.

AGM	Assured Guaranty Municipal	BHAC	Berkshire Hathaway Assurance Corporation	NPFGC	National Public Finance Guarantee Corp.

AMBAC	American Municipal Bond Assurance Corp.	CM	California Mortgage Insurance	PSF	Public School Fund

Other Abbreviations:

BABs	Build America Bonds	TBA	To-Be-Announced

ANNUAL REPORT	MARCH 31, 2019	93

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ Fiscal 2019 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2019 was designated as ‘qualified dividend income’ as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 subject to reduced tax rates in 2019:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2019 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)

PIMCO California Intermediate Municipal Bond Fund	0.00%	0.00%	$3,417	$0

PIMCO California Municipal Bond Fund	0.00%	0.00%	624	0

PIMCO California Short Duration Municipal Income Fund	0.00%	0.00%	2,102	0

PIMCO High Yield Municipal Bond Fund	0.00%	0.00%	48,566	0

PIMCO Municipal Bond Fund	0.00%	0.00%	26,485	0

PIMCO National Intermediate Municipal Bond Fund	0.00%	0.00%	2,041	0

PIMCO New York Municipal Bond Fund	0.00%	0.00%	8,067	0

PIMCO Short Duration Municipal Income Fund	0.00%	0.00%	3,436	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2020, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2019.

94	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Funds’ website at www.pimco.com.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[1]

Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	144	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Brent R. Harris (1959) Trustee	02/1992 to present	Managing Director, PIMCO. Senior Vice President of the Trust, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute. Formerly, Chairman, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; and CEO, Toyota Financial Services.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, MarineMax Inc.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments). Formerly, Partner, Leonard Green & Partners, L.P.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT; Director, State Auto Financial Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (1/03-1/14).	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	144	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee - 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	144	Lead Independent Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*	Unless otherwise noted, the information for the individuals listed is as of May 14, 2019.
[1]	Mr. Harris and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
†	Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	MARCH 31, 2019	95

Management of the Trust (Cont.)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present	Managing Director and Co-Chief Operating Officer, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.

David C. Flattum (1964) Chief Legal Officer	05/2019 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present	Managing Director, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, member of Executive Committee, PIMCO.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present	Executive Vice President, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Chief Legal Officer, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Ryan G. Leshaw (1980) Vice President - Senior Counsel, Secretary	11/2018 to present	Senior Vice President and Senior Counsel, PIMCO. Vice President, Senior Counsel and Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Senior Counsel and Secretary, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Assistant General Counsel, VanEck Associates Corp.

Stacie D. Anctil (1969) Vice President	05/2015 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Eric D. Johnson (1970) Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present	Executive Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)** Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen D. Miller (1980)** Assistant Treasurer	02/2017 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Christopher M. Morin (1980) Assistant Treasurer	08/2016 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

Bijal Y. Parikh (1978) Assistant Treasurer	05/2019 to present	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds.

96	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Shwetha P. Shenoy (1975)** Assistant Treasurer	05/2019 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

*

The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Income Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund.

**	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	MARCH 31, 2019	97

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

98	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2019	99

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3009AR_033119

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees

	March 31, 2019	$5,420,378
	March 31, 2018	$5,587,383
(b)	Fiscal Year Ended	Audit-Related Fees(1)

	March 31, 2019	$150,000
	March 31, 2018	$25,000
(c)	Fiscal Year Ended	Tax Fees

	March 31, 2019	$ 7,500
	March 31, 2018	$ 8,000
(d)	Fiscal Year Ended	All Other Fees (2)

	March 31, 2019	$—
	March 31, 2018	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	Includes aggregate fees billed for review of the Registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.
(2)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2019	March 31, 2018

PIMCO Funds	$157,500	$33,000
Pacific Investment Management Company LLC (“PIMCO”)	11,787,812	8,586,004

Totals	$11,945,312	$8,619,004

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

George E. Borst

Jennifer Holden Dunbar

Kym M. Hubbard

Gary F. Kennedy

Peter B. McCarthy

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund and PIMCO Income Fund) is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Consolidated Schedule of Investments PIMCO Total Return Fund

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

March 31, 2019

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 129.2%
LOAN PARTICIPATIONS AND ASSIGNMENTS 1.5%
Altice France S.A.
6.484% (LIBOR03M + 4.000%) due 08/14/2026 ~		$11,870	$11,386
American Honda Finance Corp.
3.451% (LIBOR03M + 0.850%) due 03/29/2021 «~		31,800	31,744
Dubai World
1.750% - 2.000% (LIBOR03M + 2.000%) due 09/30/2022 ~		11,601	10,847
GHH Holdings Ltd.
2.757% due 12/04/2024 «(m)	GBP	50,000	64,485
HCA, Inc.
4.499% (LIBOR03M + 2.000%) due 03/13/2025 ~		$2,937	2,937
Hotel (PL Property) Ltd.
2.828% due 02/07/2023 «(m)	GBP	36,000	46,583
KRE Broadway Owner LLC
4.193% (LIBOR03M + 1.700%) due 08/10/2023 «~		$100,000	99,164
Las Vegas Sands LLC
4.249% (LIBOR03M + 1.750%) due 03/27/2025 ~		7,263	7,145
Marriott Ownership Resorts, Inc.
4.749% (LIBOR03M + 2.250%) due 08/29/2025 ~		2,793	2,783
MGM Growth Properties Operating Partnership LP
4.499% (LIBOR03M + 2.000%) due 03/21/2025 ~		23,765	23,448
NCI Building Systems, Inc.
6.547% (LIBOR03M + 3.750%) due 04/12/2025 «~		3,474	3,317
Pacific Gas & Electric Co.
TBD% due 12/31/2020 µ		15,200	15,233
PKY- San Felipe Plaza LP
TBD% - 5.993% (LIBOR03M + 3.500%) due 12/09/2021 «~µ(m)		122,000	122,153
Post Holdings, Inc.
4.490% (LIBOR03M + 2.000%) due 05/24/2024 ~		2,559	2,544
Project Bull
4.493% (LIBOR03M + 2.000%) due 03/10/2020 «~		100,210	100,345
Qatar National Bank SAQ
3.583% (LIBOR03M + 0.900%) due 12/22/2020 «~		68,100	67,674
State Of Qatar
3.683% (LIBOR03M + 0.800%) due 12/21/2020 «~		73,000	72,453
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		19,200	19,061
Swissport Financing SARL
4.750% (EUR003M + 4.750%) due 02/08/2022 ~	EUR	9,922	11,174
Tawny Funding S.A.
3.150% (EUR003M + 3.150%) due 03/16/2023 «~(m)		191,770	215,118
Toyota Motor Credit Corp.
3.177% (LIBOR03M + 0.580%) due 11/08/2019 «~		$23,800	23,764
Verifone Systems, Inc.
6.683% (LIBOR03M + 4.000%) due 08/20/2025 ~		9,377	9,243
Wyndham Hotels & Resorts, Inc.
4.249% (LIBOR03M + 1.750%) due 05/30/2025 ~		1,493	1,476

Total Loan Participations and Assignments (Cost $976,976)			964,077

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CORPORATE BONDS & NOTES 37.3%
BANKING & FINANCE 26.1%
ABN AMRO Bank NV
2.450% due 06/04/2020		$2,100	$2,093
3.209% (US0003M + 0.570%) due 08/27/2021 ~		5,400	5,411
AerCap Ireland Capital DAC
3.500% due 01/15/2025		5,800	5,600
3.750% due 05/15/2019		400	400
3.950% due 02/01/2022		200	203
4.125% due 07/03/2023		4,000	4,052
4.250% due 07/01/2020		18,500	18,755
4.450% due 12/16/2021		250	257
4.450% due 10/01/2025		20,600	20,788
4.500% due 05/15/2021		5,200	5,315
4.625% due 10/30/2020		16,914	17,322
4.625% due 07/01/2022		1,115	1,151
4.875% due 01/16/2024		36,100	37,565
5.000% due 10/01/2021		400	415
AIA Group Ltd.
3.153% (US0003M + 0.520%) due 09/20/2021 ~		9,800	9,794
AIB Group PLC
4.750% due 10/12/2023		1,100	1,137
AIG Global Funding
3.350% due 06/25/2021		13,000	13,086
Air Lease Corp.
2.500% due 03/01/2021		13,350	13,252
3.500% due 01/15/2022		3,900	3,939
3.750% due 02/01/2022		5,164	5,212
4.250% due 02/01/2024		28,400	29,134
Aircastle Ltd.
5.500% due 02/15/2022		2,500	2,625
Alexandria Real Estate Equities, Inc.
3.900% due 06/15/2023		26,300	27,172
4.000% due 01/15/2024		1,500	1,553
Ally Financial, Inc.
8.000% due 03/15/2020		23,806	24,937
Ambac LSNI LLC
7.592% due 02/12/2023 •		36,207	36,569
American Express Co.
3.333% (US0003M + 0.600%) due 11/05/2021 ~		65,550	65,806
3.375% due 05/17/2021		65,590	66,465
3.400% due 02/27/2023		67,600	68,697
3.700% due 11/05/2021		55,000	56,240
3.700% due 08/03/2023		11,700	12,002
American Homes 4 Rent LP
4.250% due 02/15/2028		7,678	7,613
4.900% due 02/15/2029		59,950	62,136
American International Group, Inc.
3.750% due 07/10/2025		17,000	17,046
4.875% due 06/01/2022		15	16
5.750% due 04/01/2048 •		3,500	3,417
American Tower Corp.
2.250% due 01/15/2022		1,600	1,577
2.800% due 06/01/2020		1,704	1,703
3.375% due 05/15/2024		7,900	7,950
5.050% due 09/01/2020		3,633	3,745
5.900% due 11/01/2021		4,912	5,261
Australia & New Zealand Banking Group Ltd.
3.143% (US0003M + 0.460%) due 05/17/2021 ~		35,900	35,964
3.300% due 05/17/2021		85,700	86,643
Aviation Capital Group LLC
2.875% due 01/20/2022		500	493
3.576% (US0003M + 0.950%) due 06/01/2021 ~		17,500	17,508
3.875% due 05/01/2023		80,500	80,828
4.125% due 08/01/2025		26,400	26,356
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		4,950	5,076
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(k)(l)	EUR	6,800	7,831
8.875% due 04/14/2021 •(k)(l)		4,800	5,934
Banco de Galicia y Buenos Aires S.A.
25.980% due 04/26/2020	ARS	114,000	2,019
Banco do Brasil S.A.
6.000% due 01/22/2020		$4,700	4,800
Bank of America Corp.
2.151% due 11/09/2020		7,900	7,823
2.625% due 04/19/2021		8,600	8,577
2.881% due 04/24/2023 •		20,400	20,353

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.004% due 12/20/2023 •		$3,426	$3,419
3.124% due 01/20/2023 •		500	502
3.242% (US0003M + 0.650%) due 10/01/2021 ~		24,550	24,632
3.300% due 01/11/2023		11,165	11,318
3.389% (US0003M + 0.790%) due 03/05/2024 ~		144,600	144,181
3.419% due 12/20/2028 •		67,957	66,573
3.499% due 05/17/2022 •		17,280	17,498
3.550% due 03/05/2024 •		164,300	166,953
3.779% (US0003M + 1.000%) due 04/24/2023 ~		69,800	70,379
3.864% due 07/23/2024 •		68,090	70,006
4.000% due 04/01/2024		1,041	1,084
4.100% due 07/24/2023		28,890	30,237
4.125% due 01/22/2024		16,999	17,824
4.181% (US0003M + 1.420%) due 04/19/2021 ~		11,920	12,175
Bank of Ireland
7.375% due 06/18/2020 •(k)(l)	EUR	22,947	27,124
Bank of New York Mellon Corp.
2.600% due 08/17/2020		$15,400	15,403
Bank of Nova Scotia
1.875% due 04/26/2021		4,100	4,042
Banque Federative du Credit Mutuel S.A.
3.721% (US0003M + 0.960%) due 07/20/2023 ~		9,700	9,759
3.750% due 07/20/2023		25,800	26,467
Barclays Bank PLC
7.625% due 11/21/2022 (l)		130,220	141,690
10.000% due 05/21/2021	GBP	3,100	4,685
10.179% due 06/12/2021		$225,752	255,678
14.000% due 06/15/2019 •(k)	GBP	367,534	490,673
Barclays PLC
3.200% due 08/10/2021 (n)		$42,400	42,436
3.650% due 03/16/2025		2,900	2,837
3.684% due 01/10/2023		51,100	51,073
4.114% (US0003M + 1.430%) due 02/15/2023 ~		80,800	80,364
4.337% due 01/10/2028		7,500	7,468
4.338% due 05/16/2024 •		1,900	1,923
4.408% (US0003M + 1.625%) due 01/10/2023 ~		49,400	49,366
4.610% due 02/15/2023 •		122,500	125,244
4.807% (US0003M + 2.110%) due 08/10/2021 ~		63,700	65,048
6.500% due 09/15/2019 •(k)(l)	EUR	14,600	16,562
7.000% due 09/15/2019 •(k)(l)	GBP	3,200	4,193
7.750% due 09/15/2023 •(k)(l)		$21,600	21,649
7.875% due 09/15/2022 •(k)(l)	GBP	5,100	6,954
8.000% due 12/15/2020 •(k)(l)	EUR	33,107	40,050
BBVA Bancomer S.A.
6.500% due 03/10/2021 (n)		$119,600	125,759
7.250% due 04/22/2020		5,000	5,181
BGC Partners, Inc.
5.125% due 05/27/2021		10,700	10,926
5.375% due 07/24/2023		29,000	29,944
Blackstone CQP Holdco LP
6.000% due 08/18/2021		49,760	49,760
6.500% due 03/20/2021		342,500	342,500
BNP Paribas S.A.
4.705% due 01/10/2025 •		140,300	145,990
5.198% due 01/10/2030 •		59,600	64,459
Boston Properties LP
3.200% due 01/15/2025		2,100	2,086
4.500% due 12/01/2028		9,100	9,700
BPCE S.A.
4.000% due 09/12/2023		74,100	75,334
Brixmor Operating Partnership LP
3.900% due 03/15/2027		490	482
4.125% due 06/15/2026		10,000	10,023
Capital One Financial Corp.
2.400% due 10/30/2020		9,500	9,450
3.201% (US0003M + 0.450%) due 10/30/2020 ~		49,300	49,325
3.450% due 04/30/2021		39,800	40,304
4.250% due 04/30/2025		49,080	51,021
CBL & Associates LP
5.950% due 12/15/2026		4,800	3,528
CC Holdings GS LLC
3.849% due 04/15/2023		1,500	1,537
Charles Schwab Corp.
2.650% due 01/25/2023		9,400	9,410
Citibank N.A.
3.050% due 05/01/2020		155,900	156,462
3.400% due 07/23/2021		35,000	35,475
3.650% due 01/23/2024		12,600	13,014

See Accompanying Notes	3

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		$13,361	$13,833
Citigroup, Inc.
2.350% due 08/02/2021		28,900	28,578
2.650% due 10/26/2020		29,099	29,041
2.700% due 03/30/2021		65,300	65,268
2.750% due 04/25/2022		68,600	68,364
2.876% due 07/24/2023 •		300	298
2.900% due 12/08/2021		10,300	10,298
3.142% due 01/24/2023 •		300	301
3.200% due 10/21/2026		4,300	4,219
3.649% (US0003M + 1.023%) due 06/01/2024 ~		59,200	59,322
3.731% (US0003M + 0.960%) due 04/25/2022 ~		71,800	72,390
3.842% (US0003M + 1.250%) due 07/01/2026 ~		5,000	5,010
3.887% due 01/10/2028 •		13,000	13,223
3.981% (US0003M + 1.380%) due 03/30/2021 ~		64,200	65,307
4.044% due 06/01/2024 •		3,855	3,986
4.056% (US0003M + 1.430%) due 09/01/2023 ~		8,626	8,773
CNH Industrial Capital LLC
3.875% due 10/15/2021		200	203
Compass Bank
2.750% due 09/29/2019		700	699
3.331% (US0003M + 0.730%) due 06/11/2021 ~		72,350	72,066
3.500% due 06/11/2021		109,800	110,795
Cooperatieve Rabobank UA
3.125% due 04/26/2021		4,000	4,020
3.875% due 09/26/2023		28,950	29,837
4.375% due 08/04/2025		23,800	24,572
5.500% due 06/29/2020 •(k)(l)	EUR	53,103	61,853
6.625% due 06/29/2021 •(k)(l)		42,000	51,419
6.875% due 03/19/2020 (l)		12,500	14,938
Corporate Office Properties LP
5.000% due 07/01/2025		$28,500	29,750
Credit Suisse AG
6.500% due 08/08/2023 (l)		12,600	13,528
Credit Suisse Group AG
3.574% due 01/09/2023		3,100	3,113
4.207% due 06/12/2024 •		6,500	6,665
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		3,900	3,896
3.125% due 12/10/2020		25,400	25,494
3.450% due 04/16/2021		37,000	37,406
3.750% due 03/26/2025		57,400	57,926
3.800% due 09/15/2022		133,629	136,253
3.800% due 06/09/2023		94,800	96,376
5.070% (US0003M + 2.290%) due 04/16/2021 ~		154,250	159,041
Crown Castle International Corp.
2.250% due 09/01/2021		4,075	4,019
3.400% due 02/15/2021		3,478	3,509
5.250% due 01/15/2023		21,541	23,152
CubeSmart LP
4.800% due 07/15/2022		2,200	2,299
Daiwa Securities Group, Inc.
3.129% due 04/19/2022		40,300	40,166
Danske Bank A/S
5.000% due 01/12/2022		37,900	38,831
5.375% due 01/12/2024		3,611	3,759

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
DBS Bank Ltd.
3.300% due 11/27/2021		$39,700	$40,285
Deutsche Bank AG
0.192% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	2,200	2,441
0.342% (EUR003M + 0.650%) due 09/10/2021 ~		5,400	5,940
2.850% due 05/10/2019		$55,400	55,375
3.300% due 11/16/2022		5,900	5,719
3.375% due 05/12/2021		31,400	30,933
3.576% (US0003M + 0.815%) due 01/22/2021 ~		104,600	102,566
3.767% (US0003M + 0.970%) due 07/13/2020 ~		95,700	95,390
3.873% (US0003M + 1.190%) due 11/16/2022 ~		84,300	81,393
3.950% due 02/27/2023		87,400	86,313
4.028% (US0003M + 1.290%) due 02/04/2021 ~		39,300	38,987
4.250% due 02/04/2021		76,000	76,331
4.250% due 10/14/2021		254,700	256,097
4.607% (US0003M + 1.910%) due 05/10/2019 ~		112,899	113,026
5.000% due 02/14/2022		34,000	34,780
Dexia Credit Local S.A.
2.375% due 09/20/2022		57,300	56,954
Digital Realty Trust LP
3.400% due 10/01/2020		21,000	21,159
3.950% due 07/01/2022		28,100	28,854
4.450% due 07/15/2028		54,090	56,598
4.750% due 10/01/2025		10,000	10,619
Duke Realty LP
3.875% due 02/15/2021		200	203
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	17,397	18,661
Encina Business Credit, LLC
5.303% due 12/05/2025 «		$6,100	6,100
EPR Properties
4.950% due 04/15/2028		17,780	18,517
Equinix, Inc.
2.875% due 03/15/2024	EUR	17,900	20,780
ERP Operating LP
2.850% due 11/01/2026		$5,900	5,755
Essex Portfolio LP
3.500% due 04/01/2025		6,100	6,124
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		7,600	7,587
FCE Bank PLC
0.190% due 08/26/2020 •	EUR	1,900	2,102
0.869% due 09/13/2021		3,700	4,091
1.875% due 06/24/2021		4,800	5,440
Ford Motor Credit Co. LLC
0.060% due 12/01/2021 •		5,200	5,582
0.112% due 12/07/2022 •		16,800	17,634
0.122% due 05/14/2021 •		9,400	10,198
2.343% due 11/02/2020		$14,445	14,147
2.459% due 03/27/2020		3,200	3,175
2.597% due 11/04/2019		4,100	4,089
3.021% due 03/06/2024	EUR	11,000	12,489
3.157% due 08/04/2020		$26,115	25,938
3.168% (US0003M + 0.430%) due 11/02/2020 ~		1,100	1,075
3.200% due 01/15/2021		45,537	44,907
3.336% due 03/18/2021		45,700	45,028
3.528% due 08/12/2019 •		4,700	4,698
3.532% (US0003M + 0.930%) due 09/24/2020 ~		27,490	27,381
3.677% (US0003M + 0.880%) due 10/12/2021 ~		2,932	2,842

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.867% (US0003M + 1.270%) due 03/28/2022 ~		$14,457	$13,975
3.919% (US0003M + 1.235%) due 02/15/2023 ~		20,400	19,305
5.345% (US0003M + 2.550%) due 01/07/2021 ~		35,580	35,930
5.584% due 03/18/2024		60,200	61,095
5.596% due 01/07/2022		130,300	134,488
5.935% (US0003M + 3.140%) due 01/07/2022 ~		24,200	24,712
GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,400	5,221
GE Capital European Funding Unlimited Co.
0.000% (EUR003M + 0.225%) due 05/17/2021 ~	EUR	1,000	1,114
0.072% (EUR003M + 0.380%) due 01/21/2020 ~		1,000	1,121
0.800% due 01/21/2022		4,600	5,211
2.625% due 03/15/2023		2,000	2,392
GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$12,500	12,348
3.373% due 11/15/2025		1,541	1,498
GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	800	1,114
4.375% due 07/31/2019		2,000	2,629
5.125% due 05/24/2023		1,145	1,645
General Motors Financial Co., Inc.
0.241% due 03/26/2022 •	EUR	42,000	46,272
2.450% due 11/06/2020		$202,800	200,454
3.150% due 01/15/2020		5,100	5,108
3.200% due 07/13/2020		53,821	53,967
3.274% (US0003M + 0.540%) due 11/06/2020 ~		202,800	200,831
3.500% due 07/10/2019		24,735	24,782
3.727% (US0003M + 0.930%) due 04/13/2020 ~		39,300	39,364
4.200% due 03/01/2021		11,902	12,078
4.200% due 11/06/2021		24,800	25,285
5.100% due 01/17/2024		35,080	36,438
Glitnir Banki HF
0.000% due 12/31/2030 «	EUR	27	1
GLP Capital LP
5.250% due 06/01/2025		$2,890	3,035
5.300% due 01/15/2029		2,500	2,635
Goldman Sachs Group, Inc.
2.750% due 09/15/2020		25,999	25,977
2.876% due 10/31/2022 •		73,700	73,125
3.200% due 02/23/2023		36,600	36,689
3.401% (US0003M + 0.750%) due 02/23/2023 ~		83,600	82,915
3.500% due 01/23/2025		2,800	2,794
3.524% (US0003M + 0.780%) due 10/31/2022 ~		31,900	31,779
3.779% (US0003M + 1.000%) due 07/24/2023 ~		1,800	1,800
3.811% (US0003M + 1.200%) due 09/15/2020 ~		25,000	25,266
3.850% due 07/08/2024		16,113	16,471
3.875% (US0003M + 1.110%) due 04/26/2022 ~		12,700	12,772

4	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.932% (US0003M + 1.160%) due 04/23/2020 ~		$31,164	$31,413
4.000% due 03/03/2024		10,461	10,787
4.421% (US0003M + 1.770%) due 02/25/2021 ~		100,000	102,462
5.250% due 07/27/2021		1,100	1,156
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		10,100	9,832
GSPA Monetization Trust
6.422% due 10/09/2029		16,315	18,728
Harley-Davidson Financial Services, Inc.
2.850% due 01/15/2021		2,700	2,671
3.550% due 05/21/2021		32,500	32,446
3.555% (US0003M + 0.940%) due 03/02/2021 ~		18,900	18,904
HCP, Inc.
4.000% due 12/01/2022		29,900	30,742
Hospitality Properties Trust
4.250% due 02/15/2021		56,600	57,057
Host Hotels & Resorts LP
3.750% due 10/15/2023		40	40
HSBC Bank Canada
3.300% due 11/28/2021		95,700	97,266
HSBC Holdings PLC
3.033% due 11/22/2023 •		7,400	7,368
3.247% (US0003M + 0.650%) due 09/11/2021 ~		133,700	133,643
3.283% (US0003M + 0.600%) due 05/18/2021 ~		31,900	31,894
3.400% due 03/08/2021		32,700	33,006
3.950% due 05/18/2024 •		13,200	13,476
4.295% (US0003M + 1.500%) due 01/05/2022 ~		69,000	70,537
4.300% due 03/08/2026		8,300	8,627
4.750% due 07/04/2029 •(k)(l)	EUR	23,600	25,977
4.835% (US0003M + 2.240%) due 03/08/2021 ~		$49,699	51,265
5.875% due 09/28/2026 •(k)(l)	GBP	29,600	38,891
ING Bank NV
2.625% due 12/05/2022		$48,200	48,234
ING Groep NV
3.751% (US0003M + 1.150%) due 03/29/2022 ~		12,100	12,157
4.100% due 10/02/2023		36,500	37,555
Intercontinental Exchange, Inc.
2.350% due 09/15/2022		2,600	2,564
International Lease Finance Corp.
6.250% due 05/15/2019		2,900	2,911
8.625% due 01/15/2022		5,700	6,478
Jackson National Life Global Funding
3.087% (US0003M + 0.300%) due 10/15/2020 ~		9,300	9,302
3.300% due 06/11/2021		15,000	15,164
Jefferies Finance LLC
6.875% due 04/15/2022		2,000	2,020
7.375% due 04/01/2020		200	201
7.500% due 04/15/2021		6,300	6,426
John Deere Capital Corp.
3.157% (US0003M + 0.550%) due 06/07/2023 ~		15,490	15,488
JPMorgan Chase & Co.
2.400% due 06/07/2021		14,000	13,905
2.550% due 10/29/2020		13,300	13,271
2.550% due 03/01/2021		7,400	7,381
2.750% due 06/23/2020		72,075	72,132
2.776% due 04/25/2023 •		8,500	8,459
3.225% (US0003M + 0.610%) due 06/18/2022 ~		87,480	87,417
3.250% due 09/23/2022		5	5

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.514% due 06/18/2022 •		$40,700	$41,288
3.625% due 05/13/2024		1,700	1,749
3.662% (US0003M + 0.890%) due 07/23/2024 ~		99,100	98,913
3.671% (US0003M + 0.900%) due 04/25/2023 ~		66,300	66,650
3.797% due 07/23/2024 •		25,490	26,198
4.009% (US0003M + 1.230%) due 10/24/2023 ~		1,100	1,117
4.106% (US0003M + 1.480%) due 03/01/2021 ~		17,900	18,239
JPMorgan Chase Bank N.A.
2.856% (US0003M + 0.230%) due 09/01/2020 ~		57,500	57,551
2.980% (SOFRRATE + 0.550%) due 10/19/2020 ~		121,650	121,726
3.086% due 04/26/2021 •		239,625	240,331
3.105% (US0003M + 0.340%) due 04/26/2021 ~		140,700	140,676
KEB Hana Bank
3.375% due 01/30/2022		18,400	18,619
Kilroy Realty LP
4.375% due 10/01/2025		5,400	5,582
Kimco Realty Corp.
2.700% due 03/01/2024		10,400	10,067
3.300% due 02/01/2025		3,700	3,672
Liberty Property LP
4.750% due 10/01/2020		75	77
Lifestorage LP
3.500% due 07/01/2026		8,900	8,584
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		23,500	24,238
Lloyds Bank PLC
6.500% due 09/14/2020		100	104
7.500% due 04/02/2032 Ø		43,800	33,984
12.000% due 12/16/2024 •(k)		383,202	461,029
Lloyds Banking Group PLC
0.625% due 01/15/2024 •	EUR	11,255	12,407
1.000% due 11/09/2023		38,500	43,282
3.263% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	9,990	6,929
3.413% (US0003M + 0.800%) due 06/21/2021 ~		$41,100	41,117
3.900% due 03/12/2024		10,200	10,345
4.000% due 03/07/2025	AUD	24,600	17,934
4.050% due 08/16/2023		$10,600	10,820
7.000% due 06/27/2019 •(k)(l)	GBP	17,600	22,975
7.625% due 06/27/2023 •(k)(l)		50,000	68,987
Logicor Financing SARL
1.500% due 11/14/2022	EUR	5,900	6,689
2.250% due 05/13/2025		41,100	46,477
3.250% due 11/13/2028		10,900	12,775
Metropolitan Life Global Funding
3.375% due 01/11/2022		$12,800	12,998
3.450% due 12/18/2026		16,000	16,322
3.600% due 01/11/2024		13,000	13,403
Mid-America Apartments LP
4.200% due 06/15/2028		1,300	1,346
Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021		1,093	1,096
3.355% (US0003M + 0.740%) due 03/02/2023 ~		96,400	96,407
3.415% (US0003M + 0.650%) due 07/26/2021 ~		4,700	4,710
3.455% due 03/02/2023		109,100	110,703
3.535% due 07/26/2021		16,800	17,048
4.506% (US0003M + 1.880%) due 03/01/2021 ~		4,853	4,972
Mizuho Bank Ltd.
2.400% due 03/26/2020		1,300	1,296
Mizuho Financial Group, Inc.
3.389% (US0003M + 0.790%) due 03/05/2023 ~		111,100	111,262
3.549% due 03/05/2023		103,000	105,060
3.922% due 09/11/2024 •		72,100	74,293

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Morgan Stanley
2.500% due 04/21/2021		$21,200	$21,083
3.125% due 07/27/2026		2,800	2,732
3.247% (US0003M + 0.550%) due 02/10/2021 ~		127,900	128,045
3.737% due 04/24/2024 •		90,700	92,613
3.941% (US0003M + 1.180%) due 01/20/2022 ~		70,825	71,555
4.161% (US0003M + 1.400%) due 04/21/2021 ~		1,788	1,820
5.500% due 01/26/2020		100	102
5.625% due 09/23/2019		200	203
MUFG Bank Ltd.
2.300% due 03/05/2020		2,500	2,490
National Australia Bank Ltd.
3.450% due 12/04/2023		19,000	19,616
3.625% due 06/20/2023		25,600	26,241
National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032		165	232
Nationwide Building Society
3.766% due 03/08/2024 •		166,700	166,135
4.363% due 08/01/2024 •		41,820	42,527
6.875% due 06/20/2019 •(k)(l)	GBP	2,700	3,538
Natwest Markets PLC
0.091% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	10,600	11,885
0.625% due 03/02/2022		6,200	6,909
Navient Corp.
6.150% due 03/10/2021		$2,200	2,117
8.000% due 03/25/2020		1,000	1,043
New York Life Global Funding
2.900% due 01/17/2024		1,800	1,812
Nissan Motor Acceptance Corp.
2.150% due 07/13/2020		2,400	2,368
2.150% due 09/28/2020		600	590
3.287% due 09/28/2022 •		600	587
3.687% (US0003M + 0.890%) due 01/13/2022 ~		1,700	1,687
Nordea Bank Abp
2.250% due 05/27/2021		5,400	5,331
2.500% due 09/17/2020		2,100	2,091
Nuveen Finance LLC
4.125% due 11/01/2024		500	526
Omega Healthcare Investors, Inc.
5.250% due 01/15/2026		33,300	34,899
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		88,600	89,765
Ontario Teachers’ Cadillac Fairview Properties Trust
4.125% due 02/01/2029		4,700	4,937
ORIX Corp.
2.650% due 04/13/2021		1,000	991
Oversea-Chinese Banking Corp. Ltd.
3.133% (US0003M + 0.450%) due 05/17/2021 ~		53,400	53,574
Physicians Realty LP
3.950% due 01/15/2028		3,900	3,774
Pinnacol Assurance
8.625% due 06/25/2034 «(m)		15,000	14,674
Public Storage
2.370% due 09/15/2022		14,900	14,757
QNB Finance Ltd.
4.147% (US0003M + 1.450%) due 08/11/2021 ~		26,200	26,256
Realty Income Corp.
3.250% due 10/15/2022		4,600	4,681
3.875% due 04/15/2025		2,800	2,903
Reckson Operating Partnership LP
7.750% due 03/15/2020		400	417
Regions Bank
3.374% due 08/13/2021 •		5,600	5,628

See Accompanying Notes	5

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Royal Bank of Canada
1.875% due 02/05/2020		$15	$15
2.300% due 03/22/2021		62,900	62,586
3.350% due 10/22/2021		3,500	3,565
Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	21,249	24,398
2.500% due 03/22/2023		29,000	34,061
3.498% due 05/15/2023 •		$10,000	9,937
3.875% due 09/12/2023		69,750	70,106
4.152% (US0003M + 1.550%) due 06/25/2024 ~		76,900	75,941
4.154% (US0003M + 1.470%) due 05/15/2023 ~		900	897
4.269% due 03/22/2025 •		37,100	37,508
4.519% due 06/25/2024 •		50,100	51,279
4.892% due 05/18/2029 •		38,100	39,612
7.500% due 08/10/2020 •(k)(l)		28,800	29,412
7.648% due 09/30/2031 •(k)		14,690	18,546
8.625% due 08/15/2021 •(k)(l)		24,600	26,261
Santander Holdings USA, Inc.
3.400% due 01/18/2023		3,900	3,905
Santander UK Group Holdings PLC
0.540% (EUR003M + 0.850%) due 03/27/2024 ~	EUR	9,900	10,787
1.125% due 09/08/2023		1,200	1,343
2.875% due 10/16/2020		$10,000	9,995
2.875% due 08/05/2021		71,439	70,909
2.920% due 05/08/2026 •	GBP	2,000	2,642
3.125% due 01/08/2021		$8,900	8,904
3.571% due 01/10/2023		2,800	2,797
4.796% due 11/15/2024 •		10,600	10,924
Santander UK PLC
2.125% due 11/03/2020		200	198
3.400% due 06/01/2021		43,600	43,957
3.750% due 11/15/2021		32,400	32,994
SBA Tower Trust
2.877% due 07/15/2046		13,500	13,395
3.156% due 10/10/2045		2,400	2,402
Siam Commercial Bank PCL
3.500% due 04/07/2019		32,972	32,973
Simon Property Group LP
2.750% due 06/01/2023		6,400	6,396
Skandinaviska Enskilda Banken AB
3.113% (US0003M + 0.430%) due 05/17/2021 ~		152,100	152,152
3.178% (US0003M + 0.570%) due 09/13/2019 ~		1,000	1,002
3.250% due 05/17/2021		124,700	125,879
SL Green Operating Partnership LP
3.663% (US0003M + 0.980%) due 08/16/2021 ~		2,100	2,091
SL Green Realty Corp.
4.500% due 12/01/2022		850	880
SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		1,300	1,329
Societe Generale S.A.
4.250% due 09/14/2023		72,850	74,793
Springleaf Finance Corp.
6.000% due 06/01/2020		100	103
6.125% due 05/15/2022		36,020	37,461
6.875% due 03/15/2025		41,090	42,528
8.250% due 12/15/2020		84,699	91,157
Stadshypotek AB
2.500% due 04/05/2022		1,200	1,198
Sumitomo Mitsui Banking Corp.
2.450% due 01/16/2020		5,500	5,487
2.514% due 01/17/2020		4,100	4,095
3.149% (US0003M + 0.370%) due 10/16/2020 ~		9,000	9,011
Sumitomo Mitsui Financial Group, Inc.
2.934% due 03/09/2021		2,299	2,306

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.520% (US0003M + 0.740%) due 10/18/2022 ~		$2,900	$2,902
3.901% (US0003M + 1.140%) due 10/19/2021 ~		10,400	10,529
4.281% (US0003M + 1.680%) due 03/09/2021 ~		3,500	3,576
Svenska Handelsbanken AB
3.121% (US0003M + 0.470%) due 05/24/2021 ~		45,500	45,656
3.350% due 05/24/2021		99,150	100,327
3.900% due 11/20/2023		34,700	36,134
Synchrony Bank
3.650% due 05/24/2021		18,900	19,084
Synchrony Financial
5.150% due 03/19/2029		4,850	4,932
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	16,757	25,554
5.661% due 10/13/2041		8,357	12,920
5.744% due 04/13/2040		8,952	14,031
5.801% due 10/13/2040		23,142	36,573
Toronto-Dominion Bank
2.250% due 03/15/2021		$40,100	39,850
2.500% due 01/18/2023		40,900	40,822
3.350% due 10/22/2021		44,300	45,140
Toyota Motor Credit Corp.
3.083% due 05/17/2022 •		54,000	53,955
U.S. Bank N.A.
3.085% (US0003M + 0.320%) due 04/26/2021 ~		58,500	58,549
3.150% due 04/26/2021		38,500	38,881
3.400% due 07/24/2023		76,500	78,452
UBS AG
3.106% (US0003M + 0.480%) due 12/01/2020 ~		67,800	67,896
3.175% due 06/08/2020 •		255,100	256,159
3.476% (US0003M + 0.850%) due 06/01/2020 ~		14,100	14,195
5.125% due 05/15/2024 (l)		300	307
7.625% due 08/17/2022 (l)		35,249	38,792
UBS Group Funding Switzerland AG
2.650% due 02/01/2022		9,800	9,720
2.950% due 09/24/2020		19,999	20,002
3.000% due 04/15/2021		113,155	113,170
4.125% due 09/24/2025		14,800	15,304
4.125% due 04/15/2026		35,900	37,186
4.266% due 02/01/2022 •		17,300	17,679
4.577% due 04/14/2021 •		184,300	188,908
UDR, Inc.
4.000% due 10/01/2025		200	206
4.400% due 01/26/2029		5,000	5,263
UniCredit SpA
6.572% due 01/14/2022		21,050	22,065
6.687% (US0003M + 3.900%) due 01/14/2022 ~		48,200	49,774
7.830% due 12/04/2023		342,850	382,110
Unigel Luxembourg S.A.
10.500% due 01/22/2024		30,600	33,094
United Overseas Bank Ltd.
3.200% due 04/23/2021		14,200	14,333
3.252% (US0003M + 0.480%) due 04/23/2021 ~		26,200	26,248
VEREIT Operating Partnership LP
4.625% due 11/01/2025		6,600	6,837
4.875% due 06/01/2026		4,500	4,693
Volkswagen Bank GmbH
0.110% (EUR003M + 0.420%) due 06/15/2021 ~	EUR	9,300	10,375
0.625% due 09/08/2021		17,800	20,081
1.164% (EUR003M + 1.470%) due 08/01/2022 ~		5,000	5,699
1.250% due 08/01/2022		25,600	29,173

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.875% due 01/31/2024	EUR	4,300	$4,954
Volkswagen Financial Services AG
0.250% due 10/16/2020		5,900	6,631
Volkswagen Financial Services NV
1.875% due 09/07/2021	GBP	9,100	11,862
Volkswagen Leasing GmbH
0.141% due 07/06/2021 •	EUR	29,300	32,670
0.250% due 02/16/2021		20,900	23,449
1.000% due 02/16/2023		8,700	9,793
2.625% due 01/15/2024		6,700	7,995
Washington Prime Group LP
5.950% due 08/15/2024 (n)		$115,566	108,469
WEA Finance LLC
3.150% due 04/05/2022		10,600	10,640
3.250% due 10/05/2020		26,000	26,168
3.750% due 09/17/2024		12,300	12,574
Wells Fargo & Co.
2.150% due 01/30/2020		1,500	1,493
2.550% due 12/07/2020		200	200
3.000% due 02/19/2025		7,800	7,723
3.500% due 03/08/2022		2,000	2,039
3.750% due 01/24/2024		38,000	39,141
3.955% (US0003M + 1.340%) due 03/04/2021 ~		100	102
3.974% (US0003M + 1.230%) due 10/31/2023 ~		50,500	51,330
6.381% (US0003M + 3.770%) due 06/15/2019 ~(k)		128,059	129,019
Wells Fargo Bank N.A.
3.271% (US0003M + 0.510%) due 10/22/2021 ~		60,900	61,044
3.272% (US0003M + 0.500%) due 07/23/2021 ~		12,850	12,872
3.325% due 07/23/2021 •		18,900	19,030
3.550% due 08/14/2023		38,500	39,571
3.625% due 10/22/2021		97,500	99,392
Westpac Banking Corp.
2.100% due 02/25/2021		8,500	8,424
WP Carey, Inc.
4.600% due 04/01/2024		3,100	3,226

			17,039,993

INDUSTRIALS 7.8%
AbbVie, Inc.
2.300% due 05/14/2021		1,265	1,250
2.500% due 05/14/2020		800	798
2.900% due 11/06/2022		41,924	41,856
3.750% due 11/14/2023		5,400	5,549
Activision Blizzard, Inc.
2.600% due 06/15/2022		5,300	5,258
Allergan Finance LLC
3.250% due 10/01/2022		10,751	10,763
Allergan Funding SCS
3.450% due 03/15/2022		36,672	37,009
Allergan Sales LLC
4.875% due 02/15/2021		1,100	1,132
5.000% due 12/15/2021		9,000	9,372
Altice Financing S.A.
6.625% due 02/15/2023		2,000	2,050
7.500% due 05/15/2026		66,000	65,505
Altice France S.A.
6.250% due 05/15/2024		1,000	1,011
7.375% due 05/01/2026		50,700	49,813
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	5,212	5,924
7.750% due 05/15/2022		$4,300	4,311
Altria Group, Inc.
9.250% due 08/06/2019		1,500	1,533

6	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
American Airlines Pass-Through Trust
3.000% due 04/15/2030	$10,513	$10,200
3.250% due 04/15/2030	8,202	7,904
Amgen, Inc.
3.625% due 05/15/2022	2,400	2,460
3.875% due 11/15/2021	17,322	17,798
Anthem, Inc.
2.500% due 11/21/2020	900	896
3.300% due 01/15/2023	9,400	9,519
AP Moller - Maersk A/S
3.750% due 09/22/2024	2,200	2,183
Apple, Inc.
3.000% due 06/20/2027	1,000	997
AstraZeneca PLC
3.500% due 08/17/2023	2,800	2,859
AutoNation, Inc.
3.350% due 01/15/2021	1,840	1,843
Bacardi Ltd.
4.450% due 05/15/2025	19,000	19,183
BAT Capital Corp.
2.297% due 08/14/2020	61,823	61,229
2.764% due 08/15/2022	19,032	18,736
3.222% due 08/15/2024	11,700	11,453
3.283% due 08/14/2020 •	86,300	86,131
3.564% (US0003M + 0.880%) due 08/15/2022 ~	85,400	85,145
BAT International Finance PLC
1.625% due 09/09/2019	6,300	6,265
2.750% due 06/15/2020	31,000	30,890
Baxalta, Inc.
3.600% due 06/23/2022	1,489	1,498
Bayer U.S. Finance LLC
2.750% due 07/15/2021	1,200	1,181
3.232% (US0003M + 0.630%) due 06/25/2021 ~	17,400	17,256
3.500% due 06/25/2021	5,700	5,726
3.621% (US0003M + 1.010%) due 12/15/2023 ~	12,600	12,422
3.875% due 12/15/2023	18,700	18,862
4.250% due 12/15/2025	32,600	33,001
Becton Dickinson and Co.
2.133% due 06/06/2019	26,100	26,068
Biogen, Inc.
3.625% due 09/15/2022	2,500	2,542
BMW U.S. Capital LLC
3.100% due 04/12/2021	600	604
Broadcom Corp.
2.200% due 01/15/2021	1,300	1,280
2.375% due 01/15/2020	37,290	37,111
2.650% due 01/15/2023	1,400	1,364
3.000% due 01/15/2022	7,265	7,239
3.625% due 01/15/2024	24,700	24,664
Broadcom, Inc.
3.125% due 04/15/2021 (c)	105,800	105,675
3.125% due 10/15/2022 (c)	114,200	113,678
3.625% due 10/15/2024 (c)	106,100	105,270
Brown-Forman Corp.
3.500% due 04/15/2025	4,700	4,829
Campbell Soup Co.
3.300% due 03/15/2021	40,300	40,573
3.650% due 03/15/2023	36,600	37,150
3.950% due 03/15/2025	400	403
4.150% due 03/15/2028	35,200	35,132
Centene Corp.
5.375% due 06/01/2026	26,700	27,902
CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	10,890	11,095
Charter Communications Operating LLC
3.579% due 07/23/2020	34,899	35,162
4.386% (US0003M + 1.650%) due 02/01/2024 ~	63,000	63,192

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.464% due 07/23/2022	$75,460	$78,130
4.908% due 07/23/2025	50,800	53,615
Cigna Holding Co.
5.125% due 06/15/2020	3,300	3,389
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/2022	2,292	2,818
Comcast Corp.
3.032% (US0003M + 0.440%) due 10/01/2021 ~	7,363	7,374
3.700% due 04/15/2024	4,300	4,445
Conagra Brands, Inc.
3.250% due 09/15/2022	874	870
3.511% (US0003M + 0.750%) due 10/22/2020 ~	9,900	9,892
3.800% due 10/22/2021	2,900	2,955
Constellation Brands, Inc.
3.384% (US0003M + 0.700%) due 11/15/2021 ~	3,300	3,302
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022 «	392	404
Corning, Inc.
2.900% due 05/15/2022	5	5
Covidien International Finance S.A.
2.950% due 06/15/2023	2,600	2,625
CRH America Finance, Inc.
3.950% due 04/04/2028	18,900	18,673
4.500% due 04/04/2048	6,900	6,416
CVS Health Corp.
2.800% due 07/20/2020	6,700	6,695
3.125% due 03/09/2020	3,300	3,310
3.350% due 03/09/2021	1,100	1,109
3.500% due 07/20/2022	18,784	19,040
3.700% due 03/09/2023	105,700	107,448
4.300% due 03/25/2028	48,600	49,335
CVS Pass-Through Trust
8.353% due 07/10/2031	208	257
D.R. Horton, Inc.
2.550% due 12/01/2020	200	199
Daimler Finance North America LLC
1.750% due 10/30/2019	3,700	3,677
2.000% due 07/06/2021	1,600	1,566
3.100% due 05/04/2020	63,000	63,130
3.128% (US0003M + 0.430%) due 02/12/2021 ~	7,500	7,470
3.288% (US0003M + 0.550%) due 05/04/2021 ~	70,800	70,716
3.350% due 05/04/2021	137,200	138,101
3.400% due 02/22/2022	44,000	44,442
3.543% (US0003M + 0.880%) due 02/22/2022 ~	43,100	43,222
3.578% (US0003M + 0.840%) due 05/04/2023 ~	57,400	57,313
3.700% due 05/04/2023	21,600	22,063
Danone S.A.
2.077% due 11/02/2021	1,097	1,076
2.589% due 11/02/2023	4,485	4,394
Dell International LLC
4.420% due 06/15/2021	121,420	124,635
5.450% due 06/15/2023	98,900	105,453
Delta Air Lines, Inc.
3.400% due 04/19/2021	12,300	12,358
3.625% due 03/15/2022	6,980	7,033
Deutsche Telekom International Finance BV
1.950% due 09/19/2021	6,120	5,983
2.820% due 01/19/2022	4,160	4,151
DISH DBS Corp.
7.875% due 09/01/2019	1,300	1,320
Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020	700	700
3.211% (US0003M + 0.600%) due 06/15/2021 ~	45,880	45,876

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
DXC Technology Co.
3.576% (US0003M + 0.950%) due 03/01/2021 ~		$10,077	$10,077
eBay, Inc.
2.150% due 06/05/2020		4,300	4,272
2.600% due 07/15/2022		12,510	12,346
3.800% due 03/09/2022		2,100	2,147
Ecolab, Inc.
4.350% due 12/08/2021		3,088	3,224
Enbridge, Inc.
3.183% (US0003M + 0.400%) due 01/10/2020 ~		92,900	92,868
3.311% (US0003M + 0.700%) due 06/15/2020 ~		13,700	13,714
Energy Transfer Operating LP
4.650% due 06/01/2021		5,110	5,273
Energy Transfer Partners LP
4.500% due 11/01/2023		34,709	36,194
5.000% due 10/01/2022		5,222	5,510
Enterprise Products Operating LLC
3.500% due 02/01/2022		3,700	3,774
5.200% due 09/01/2020		6,325	6,539
EQM Midstream Partners LP
4.750% due 07/15/2023		9,010	9,198
Equifax, Inc.
3.554% (US0003M + 0.870%) due 08/15/2021 ~		2,700	2,684
3.600% due 08/15/2021		5,900	5,958
ERAC USA Finance LLC
2.350% due 10/15/2019		1,200	1,197
4.500% due 08/16/2021		1,600	1,650
Fidelity National Information Services, Inc.
2.250% due 08/15/2021		1,200	1,179
Full House Resorts, Inc.
8.575% due 01/31/2024 «		37,230	36,841
GATX Corp.
3.453% (US0003M + 0.720%) due 11/05/2021 ~		14,200	14,133
General Electric Co.
0.000% due 05/28/2020 •	EUR	1,000	1,119
0.375% due 05/17/2022		4,500	5,000
3.100% due 01/09/2023		$800	796
5.000% due 01/21/2021 •(k)		1,253	1,170
5.500% due 01/08/2020		4,000	4,088
5.500% due 06/07/2021	GBP	8,500	11,920
5.550% due 01/05/2026		$46,700	49,518
7.500% due 08/21/2035		3,200	3,753
General Mills, Inc.
6.610% due 10/15/2022		13,700	14,454
General Motors Co.
3.539% (US0003M + 0.800%) due 08/07/2020 ~		1,700	1,698
Georgia-Pacific LLC
2.539% due 11/15/2019		1,500	1,498
5.400% due 11/01/2020		1,700	1,768
GlaxoSmithKline Capital PLC
3.043% (US0003M + 0.350%) due 05/14/2021 ~		73,900	74,109
3.125% due 05/14/2021		66,000	66,636
Hamilton College
4.750% due 07/01/2113		29,370	31,087
Harris Corp.
2.700% due 04/27/2020		1,500	1,495

See Accompanying Notes	7

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
HCA, Inc.
5.375% due 09/01/2026		$24,800	$26,164
5.875% due 03/15/2022		300	323
5.875% due 02/01/2029		1,700	1,834
Heineken NV
2.750% due 04/01/2023		3,150	3,132
3.400% due 04/01/2022		4,730	4,827
Hewlett Packard Enterprise Co.
3.515% (US0003M + 0.720%) due 10/05/2021 ~		45,100	44,948
Huntsman International LLC
5.125% due 11/15/2022		1,200	1,257
Imperial Brands Finance PLC
2.950% due 07/21/2020		41,750	41,635
3.750% due 07/21/2022		41,170	41,749
Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		7,200	7,498
5.710% due 11/15/2023		6,400	6,911
INEOS Finance PLC
4.000% due 05/01/2023	EUR	7,325	8,340
Japan Tobacco, Inc.
2.000% due 04/13/2021		$2,500	2,450
Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		28,940	29,266
4.057% due 05/25/2023		8,200	8,443
Komatsu Finance America, Inc.
2.118% due 09/11/2020		2,700	2,664
Kraft Heinz Foods Co.
3.267% (US0003M + 0.570%) due 02/10/2021 ~		2,000	1,995
3.375% due 06/15/2021		2,200	2,219
3.500% due 06/06/2022		6,265	6,338
3.500% due 07/15/2022		5,900	5,961
4.000% due 06/15/2023		138,500	142,624
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		42,615	42,163
4.500% due 08/15/2025		3,925	3,853
Marriott International, Inc.
3.226% (US0003M + 0.600%) due 12/01/2020 ~		12,700	12,722
3.600% due 04/15/2024		16,600	16,747
4.150% due 12/01/2023		58,000	60,372
Masco Corp.
5.950% due 03/15/2022		1,300	1,391
McDonald’s Corp.
3.195% (US0003M + 0.430%) due 10/28/2021 ~		32,790	32,807
3.350% due 04/01/2023		2,300	2,350
Medtronic, Inc.
3.125% due 03/15/2022		100	102
3.150% due 03/15/2022		7,800	7,949
Melco Resorts Finance Ltd.
4.875% due 06/06/2025		18,000	17,873
Micron Technology, Inc.
4.975% due 02/06/2026		13,300	13,562
Minera y Metalurgica del Boleo SAPI de C.V.
2.875% due 05/07/2019		13,273	13,273
Molson Coors Brewing Co.
2.100% due 07/15/2021		5,200	5,103
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		21,736	21,201
Mondelez International, Inc.
3.625% due 05/07/2023		58,000	59,448
Motors Liquidation Co.
8.375% due 07/05/2033 ^«(e)	EUR	20,000	0
MPLX LP
4.700% due 04/15/2048		$7,200	6,917
Mylan NV
2.250% due 11/22/2024	EUR	6,100	6,990
3.950% due 06/15/2026		$2,600	2,485
Mylan, Inc.
3.125% due 01/15/2023		2,500	2,445

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
NCI Building Systems, Inc.
8.000% due 04/15/2026		$1,650	$1,488
NetApp, Inc.
3.375% due 06/15/2021		100	101
Netflix, Inc.
4.625% due 05/15/2029	EUR	15,319	18,364
Northrop Grumman Corp.
2.550% due 10/15/2022		$7,400	7,335
3.500% due 03/15/2021		388	394
Northwest Airlines Pass-Through Trust
6.264% due 05/20/2023 «		1,049	1,077
7.041% due 10/01/2023		7,951	8,540
7.150% due 04/01/2021 «		1,375	1,366
NTT Finance Corp.
1.900% due 07/21/2021		7,100	6,961
NXP BV
4.625% due 06/15/2022		2,800	2,904
4.625% due 06/01/2023		8,000	8,328
5.350% due 03/01/2026		13,800	14,867
Odebrecht Oil & Gas Finance Ltd.
0.000% due 04/29/2019 (h)(k)		38,250	383
Oracle Corp.
1.900% due 09/15/2021		24,100	23,719
2.800% due 07/08/2021		700	703
Owens Corning
4.200% due 12/01/2024		1,700	1,720
Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020		30	31
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		2,700	2,766
Penske Truck Leasing Co. LP
3.375% due 02/01/2022		4,705	4,727
4.125% due 08/01/2023		11,800	12,157
Pernod Ricard S.A.
4.450% due 01/15/2022		12,400	12,890
5.750% due 04/07/2021		1,500	1,581
Petronas Capital Ltd.
5.250% due 08/12/2019		2,800	2,828
Philip Morris International, Inc.
1.875% due 02/25/2021		1,500	1,482
2.375% due 08/17/2022		13,300	13,138
2.500% due 11/02/2022		5,800	5,754
Phillips 66
3.246% (US0003M + 0.600%) due 02/26/2021 ~		2,300	2,300
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		8,850	8,722
3.162% (US0003M + 0.560%) due 06/24/2022 ~		5,200	5,159
Republic Services, Inc.
5.250% due 11/15/2021		3,575	3,796
Reynolds American, Inc.
4.000% due 06/12/2022		13,556	13,856
Rockies Express Pipeline LLC
5.625% due 04/15/2020		8,889	9,122
Rockwell Collins, Inc.
2.800% due 03/15/2022		4,015	4,008
Rolls-Royce PLC
2.375% due 10/14/2020		200	198
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		2,400	2,494
5.750% due 05/15/2024		2,200	2,427
SASOL Financing USA LLC
5.875% due 03/27/2024		17,100	18,154
Schlumberger Oilfield UK PLC
4.200% due 01/15/2021		1,345	1,370
Sherwin-Williams Co.
2.750% due 06/01/2022		1,700	1,691
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		71,900	71,597
2.400% due 09/23/2021		6,400	6,330
Siemens Financieringsmaatschappij NV
2.000% due 09/15/2023		800	772
Solvay Finance America LLC
3.400% due 12/03/2020		5,254	5,282

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Southern Co.
2.350% due 07/01/2021		$13,975	$13,819
2.750% due 06/15/2020		1,000	1,000
Spectra Energy Partners LP
3.299% (US0003M + 0.700%) due 06/05/2020 ~		5,900	5,902
Spirit AeroSystems, Inc.
4.600% due 06/15/2028		1,800	1,815
Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		2,327	2,379
Sprint Spectrum Co. LLC
4.738% due 09/20/2029		20,800	21,086
5.152% due 09/20/2029		54,600	55,965
Suntory Holdings Ltd.
2.550% due 06/28/2022		8,000	7,887
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		2,200	2,228
Syngenta Finance NV
4.441% due 04/24/2023		10,600	10,825
4.892% due 04/24/2025		7,200	7,343
5.182% due 04/24/2028		12,000	12,218
Takeda Pharmaceutical Co. Ltd.
3.800% due 11/26/2020		8,800	8,934
4.000% due 11/26/2021		19,900	20,419
4.400% due 11/26/2023		60,400	63,537
Tech Data Corp.
3.700% due 02/15/2022		2,565	2,584
Telefonica Emisiones S.A.
5.462% due 02/16/2021		2,600	2,720
Tesco PLC
5.125% due 04/10/2047	EUR	8,300	11,568
Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020		400	445
2.800% due 07/21/2023		$900	804
3.250% due 04/15/2022	EUR	20,200	23,235
4.500% due 03/01/2025		20,900	24,047
6.000% due 04/15/2024		$9,100	9,140
Textron, Inc.
3.247% (US0003M + 0.550%) due 11/10/2020 ~		12,000	11,952
Time Warner Cable LLC
5.000% due 02/01/2020		2,700	2,745
8.250% due 04/01/2019		5,640	5,640
Toyota Industries Corp.
3.110% due 03/12/2022		8,500	8,583
Toyota Tsusho Corp.
3.625% due 09/13/2023		700	717
TransCanada PipeLines Ltd.
9.875% due 01/01/2021		1,200	1,337
Tyson Foods, Inc.
3.079% (US0003M + 0.450%) due 05/30/2019 ~		300	300
United Group BV
4.375% due 07/01/2022	EUR	20,228	23,368
4.875% due 07/01/2024		5,700	6,560
United Technologies Corp.
3.333% (US0003M + 0.650%) due 08/16/2021 ~		$2,900	2,902
3.350% due 08/16/2021		3,170	3,214
3.650% due 08/16/2023		21,700	22,291
Virgin Media Receivables Financing Notes DAC
5.500% due 09/15/2024	GBP	17,500	22,989
Virgin Media Secured Finance PLC
5.000% due 04/15/2027		17,700	23,269
VMware, Inc.
2.300% due 08/21/2020		$4,820	4,778
2.950% due 08/21/2022		6,600	6,536
Volkswagen Group of America Finance LLC
2.125% due 05/23/2019		1,100	1,099
2.450% due 11/20/2019		4,500	4,482
3.458% (US0003M + 0.770%) due 11/13/2020 ~		75,900	76,151

8	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.638% (US0003M + 0.940%) due 11/12/2021 ~		$97,100	$97,311
3.875% due 11/13/2020		1,100	1,114
4.000% due 11/12/2021		55,200	56,350
4.250% due 11/13/2023		124,600	128,508
4.750% due 11/13/2028		34,700	35,040
Volkswagen International Finance NV
1.242% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	18,700	21,193
4.000% due 08/12/2020		$2,012	2,040
Vulcan Materials Co.
3.276% (US0003M + 0.650%) due 03/01/2021 ~		600	600
Warner Media LLC
4.000% due 01/15/2022		700	720
Waste Management, Inc.
2.400% due 05/15/2023		1,250	1,230
Western Midstream Operating LP
5.375% due 06/01/2021		5,300	5,497
WestJet Airlines Ltd.
3.500% due 06/16/2021		30,100	29,357
WestRock RKT LLC
4.900% due 03/01/2022		5,280	5,522
WPP Finance
4.750% due 11/21/2021		10,613	10,975
Wynn Las Vegas LLC
5.250% due 05/15/2027		1,800	1,706
5.500% due 03/01/2025		16,200	16,038
Yara International ASA
4.750% due 06/01/2028		6,200	6,481
ZF North America Capital, Inc.
4.500% due 04/29/2022		800	804
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		11,436	11,410
3.375% (US0003M + 0.750%) due 03/19/2021 ~		1,300	1,296
3.375% due 11/30/2021		1,700	1,712
Zoetis, Inc.
3.084% (US0003M + 0.440%) due 08/20/2021 ~		6,000	5,960
3.250% due 08/20/2021		1,900	1,913
3.250% due 02/01/2023		5,000	5,058

			5,095,437

SPECIALTY FINANCE 0.5%
CIMIC Group Ltd.
3.537% due 04/04/2019 (m)	AUD	27,292	19,379
3.629% due 08/15/2019 (m)		25,000	17,520
3.873% due 04/04/2019 (m)		$24,400	24,400
4.090% due 06/17/2019 (m)		8,700	8,624
4.118% due 06/20/2019 (m)		20,700	20,512
4.135% due 07/18/2019 (m)		9,000	8,888
4.147% due 07/03/2019 (m)	AUD	177,941	125,239
4.204% due 08/29/2019 (m)		$12,000	11,789
4.237% due 09/12/2019 (m)		8,000	7,848
4.302% due 09/26/2019 (m)		12,000	11,752
4.319% due 10/03/2019 (m)		12,000	11,742
5.093% due 12/05/2019 (m)		20,000	19,381
5.119% due 11/28/2019 (m)		3,200	3,103

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Lloyds Banking Group PLC
3.870% due 09/04/2019 (m)		$14,161	$14,142
3.870% due 09/02/2020 (m)		14,161	14,093
3.870% due 09/02/2021 (m)		14,161	14,044

			332,456

UTILITIES 2.9%
AEP Texas, Inc.
3.950% due 06/01/2028		7,800	8,141
American Transmission Systems, Inc.
5.250% due 01/15/2022		1,200	1,271
Anglian Water Services Financing PLC
1.625% due 08/10/2025	GBP	4,000	5,135
AT&T, Inc.
3.376% (US0003M + 0.750%) due 06/01/2021 ~		$181,890	182,710
3.400% due 05/15/2025		20,300	20,119
3.600% due 02/17/2023		1,800	1,837
3.737% (US0003M + 0.950%) due 07/15/2021 ~		182,733	184,949
3.777% (US0003M + 1.180%) due 06/12/2024 ~		103,800	103,021
3.800% due 03/15/2022		8,067	8,282
4.350% due 03/01/2029		4,600	4,705
4.450% due 05/15/2021		7,700	7,949
4.600% due 02/15/2021		1,050	1,080
Baltimore Gas & Electric Co.
2.800% due 08/15/2022		1,256	1,255
BellSouth LLC
4.333% due 04/26/2021		74,800	74,882
Blue Racer Midstream LLC
6.125% due 11/15/2022		21,964	22,403
British Telecommunications PLC
4.500% due 12/04/2023		14,595	15,279
Consolidated Edison Co. of New York, Inc.
3.002% (US0003M + 0.400%) due 06/25/2021 ~		12,590	12,576
Duke Energy Corp.
3.050% due 08/15/2022		300	303
3.193% (US0003M + 0.500%) due 05/14/2021 ~		43,400	43,392
3.251% (US0003M + 0.650%) due 03/11/2022 ~		49,800	49,890
3.550% due 09/15/2021		1,000	1,016
Duke Energy Ohio, Inc.
3.650% due 02/01/2029		5,200	5,408
Duke Energy Progress LLC
3.375% due 09/01/2023		1,900	1,955
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		2,900	3,028
Emera U.S. Finance LP
2.150% due 06/15/2019		5,400	5,390
Enable Midstream Partners LP
4.950% due 05/15/2028		3,690	3,756
Enel Finance International NV
4.250% due 09/14/2023		3,000	3,069
4.625% due 09/14/2025		29,500	30,559
Entergy Arkansas LLC
3.050% due 06/01/2023		1,600	1,603
3.750% due 02/15/2021		2,300	2,336
Entergy Corp.
4.000% due 07/15/2022		11,700	12,030
5.125% due 09/15/2020		600	613
Entergy Gulf States Louisiana LLC
3.950% due 10/01/2020		200	203
Exelon Corp.
3.950% due 06/15/2025		733	760
5.150% due 12/01/2020		1,700	1,753
Florida Power & Light Co.
3.700% due 12/01/2047		1,700	1,704
Genesis Energy LP
6.750% due 08/01/2022		42,734	43,909
LG&E & KU Energy LLC
3.750% due 11/15/2020		3,100	3,135

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Metropolitan Edison Co.
3.500% due 03/15/2023	$2,355	$2,383
Monongahela Power Co.
3.550% due 05/15/2027	4,000	4,024
NextEra Energy Capital Holdings, Inc.
2.900% due 04/01/2022 (c)	4,000	4,008
2.930% (US0003M + 0.315%) due 09/03/2019 ~	182,200	182,263
3.029% (US0003M + 0.400%) due 08/21/2020 ~	30,880	30,832
3.200% due 02/25/2022	155,450	156,937
3.342% due 09/01/2020	15,900	16,024
3.352% (US0003M + 0.720%) due 02/25/2022 ~	92,550	92,766
3.625% due 06/15/2023	5,175	5,213
Niagara Mohawk Power Corp.
4.278% due 12/15/2028	14,300	15,199
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	27,610	27,300
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (d)	65,942	41,049
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022	4,506	4,315
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 (d)	19,578	4,989
Ohio Power Co.
5.375% due 10/01/2021	950	1,012
Petrobras Global Finance BV
5.299% due 01/27/2025	7,278	7,402
6.125% due 01/17/2022	2,274	2,406
Plains All American Pipeline LP
2.600% due 12/15/2019	4,167	4,153
Public Service Enterprise Group, Inc.
2.650% due 11/15/2022	9,281	9,211
Rio Oil Finance Trust
8.200% due 04/06/2028	2,200	2,387
9.250% due 07/06/2024	12,507	13,664
9.750% due 01/06/2027	32,818	36,757
Sempra Energy
3.061% (US0003M + 0.450%) due 03/15/2021 ~	30,290	30,020
Southern California Gas Co.
3.200% due 06/15/2025	2,500	2,496
Southern Co. Gas Capital Corp.
3.500% due 09/15/2021	3,100	3,140
Southern Power Co.
3.183% (US0003M + 0.550%) due 12/20/2020 ~	1,800	1,793
Sprint Capital Corp.
6.900% due 05/01/2019	14,500	14,573
Sprint Communications, Inc.
7.000% due 03/01/2020	4,000	4,115
Tampa Electric Co.
2.600% due 09/15/2022	5,125	5,094
Telstra Corp. Ltd.
4.800% due 10/12/2021	1,700	1,772
Verizon Communications, Inc.
3.213% due 05/22/2020 •	4,600	4,620
3.376% due 02/15/2025	246,747	250,404
Virginia Electric & Power Co.
4.450% due 02/15/2044	10	11
Vodafone Group PLC
3.750% due 01/16/2024	27,800	28,064
3.769% (US0003M + 0.990%) due 01/16/2024 ~	18,100	17,988

		1,899,790

Total Corporate Bonds & Notes (Cost $24,068,889)		24,367,676

See Accompanying Notes	9

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MUNICIPAL BONDS & NOTES 0.4%
CALIFORNIA 0.0%
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	$2	$3
7.550% due 04/01/2039	2	3
Irvine Unified School District, California Special Tax Notes, Series 2011
6.328% due 09/01/2019	500	506
6.578% due 09/01/2020	1,000	1,047
Long Beach Redevelopment Agency, California Tax Allocation Bonds, (BABs), Series 2010
8.110% due 08/01/2030	4,000	4,225
8.360% due 08/01/2040	9,525	10,085
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	283
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,000	1,026
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	4,770	5,379

		22,557

CONNECTICUT 0.0%
Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR Insured), Series 2003
5.910% due 06/01/2033	165	194

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	50,842	61,191

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	23,180	24,381
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	2,340	2,612
7.750% due 01/01/2042	1,100	1,190

		28,183

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	21,835	22,142

MASSACHUSETTS 0.0%
Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	12,200	12,878

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	265	264

OHIO 0.0%
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,913

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.301% due 06/15/2021	2,100	2,192
5.401% due 06/15/2022	3,500	3,720
5.501% due 06/15/2023	3,500	3,793

		9,705

RHODE ISLAND 0.0%
Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	199

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	130,230	130,223

Total Municipal Bonds & Notes (Cost $277,087)		291,449

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. GOVERNMENT AGENCIES 58.3%
Fannie Mae
0.000% due 08/25/2023 - 03/25/2036 (b)(h)	$1,723	$1,582
0.546% due 08/25/2022 ~(a)	57,743	830
1.464% due 05/25/2044 ~(a)	17,591	863
1.660% due 03/25/2036 ~(a)	21,083	1,356
1.665% due 02/25/2033 •	999	917
1.682% due 06/25/2055 ~(a)	18,183	1,084
1.693% due 12/25/2038	20,720	880
2.250% due 12/01/2024 •	3	3
2.306% due 10/01/2020 •	1	1
2.329% due 03/01/2033 •	28	29
2.342% due 11/01/2024 •	29	29
2.375% due 09/01/2024 •	8	8
2.548% due 06/25/2032 •	9	9
2.550% due 07/25/2037 •	166	163
2.606% due 03/25/2034 •	35	35
2.616% due 03/25/2036 •	1,210	1,203
2.636% due 08/25/2034 •	33	33
2.680% due 02/01/2022	4,995	5,011
2.686% due 05/25/2035 •	9	9
2.736% due 05/25/2037 •	29	29
2.750% due 07/01/2022	3,767	3,791
2.786% due 12/25/2028 - 03/25/2037 •	742	740
2.790% due 07/01/2022	3,943	3,973
2.800% due 07/01/2022 - 08/01/2022	11,043	11,131
2.806% due 06/25/2037 •	142	142
2.836% due 05/25/2042 - 03/25/2044 •	1,248	1,253
2.846% due 03/25/2037 •	10	10
2.850% due 06/01/2022	92	93
2.859% due 09/01/2019 •	5	5
2.866% due 07/25/2037 •	471	471
2.870% due 09/01/2027	98,100	97,880
2.875% due 02/01/2028 •	32	32
2.882% due 04/18/2028 •	25	25
2.886% due 06/25/2029 - 11/25/2036 •	1,465	1,462
2.920% due 03/01/2022	3,645	3,684
2.932% due 10/18/2030 •	140	141
2.936% due 08/25/2021 - 09/25/2037 •	1,722	1,727
2.959% due 09/25/2046 •	32,765	32,757
2.960% due 05/01/2022 - 07/01/2022	6,535	6,621
2.986% due 08/25/2030 - 05/25/2040 •	382	385
3.000% due 01/01/2022 - 02/01/2049	321,508	323,091
3.000% due 08/01/2024 •	12	12
3.010% due 10/25/2040	41	41
3.032% due 12/18/2031 •	39	39
3.036% due 09/25/2041 •	88	88
3.044% due 05/01/2022	5,675	5,764
3.066% due 08/25/2037 •	5,241	5,286
3.086% due 08/25/2022 •	1	1
3.116% due 05/25/2040 •	944	955
3.136% due 10/25/2023 - 03/25/2024 •	280	282
3.155% due 05/01/2022	469	475
3.156% due 03/25/2038 •	62	63
3.170% due 11/01/2021 •	11	11
3.186% due 10/25/2037 - 06/25/2040 •	2,973	3,014
3.206% due 06/25/2037 •	161	164
3.236% due 03/25/2038 - 11/25/2039 •	239	243
3.279% due 01/01/2021 •	1	1
3.286% due 01/25/2022 •	1	1
3.316% due 01/25/2022 •	4	4
3.320% due 05/01/2028	47,508	48,967
3.330% due 11/01/2021	14,553	14,773

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.336% due 12/25/2021 •	$2	$2
3.380% due 11/01/2021	953	974
3.386% due 04/25/2032 •	7	7
3.416% due 10/01/2020	120	121
3.420% due 11/01/2021	4,875	4,988
3.440% due 08/01/2022 - 05/01/2023 •	21	21
3.445% due 03/01/2022	52,329	53,429
3.486% due 04/25/2023 •	30	31
3.499% due 03/01/2023 •	34	34
3.500% due 11/01/2021 - 12/01/2048	257,346	263,208
3.532% due 07/01/2042 - 10/01/2044 •	12,807	12,899
3.534% due 12/01/2044 •	1,528	1,539
3.570% due 11/01/2021	2,532	2,600
3.582% due 09/01/2041 •	4,648	4,682
3.585% due 02/25/2037 •(a)	18	2
3.610% due 05/01/2023 •	30	30
3.615% due 06/25/2037 •(a)	146	15
3.619% due 12/01/2020	137	140
3.625% due 03/01/2023 •	29	29
3.634% due 10/01/2027 •	36	35
3.665% due 12/25/2042 •(a)	5,088	669
3.715% due 03/25/2039 •(a)	15,363	826
3.720% due 03/01/2023 •	104	106
3.732% due 10/01/2030 - 10/01/2040 •	1,595	1,585
3.750% due 02/01/2022 •	15	15
3.765% due 05/25/2037 - 01/25/2040 •(a)	1,291	172
3.791% due 11/01/2037 •	12	12
3.815% due 08/25/2042 •(a)	21,716	3,790
3.852% due 11/25/2040 •	2	2
3.860% due 05/01/2024 •	1	1
3.863% due 04/01/2027 •	11	11
3.895% due 03/25/2037 •(a)	66	9
3.917% due 05/01/2035 •	34	35
3.933% due 03/01/2033 •	41	42
3.940% due 08/01/2025 •	207	216
3.980% due 07/01/2021	125,500	129,459
3.980% due 06/01/2035 •	213	219
4.000% due 11/25/2019 - 12/01/2048	5,043,809	5,206,931
4.000% due 09/01/2048 (n)	371,544	382,883
4.006% due 04/01/2038 •	4	4
4.020% due 06/01/2030 •	21	21
4.035% due 10/01/2034 •	49	51
4.039% due 10/01/2035 •	103	106
4.048% due 04/01/2034 •	2	2
4.049% due 05/01/2037 •	7	7
4.050% due 03/01/2035 •	2	2
4.064% due 09/01/2035 •	905	926
4.065% due 07/25/2036 •(a)	647	96
4.090% due 01/01/2026 •	11	11
4.100% due 10/01/2034 •	419	437
4.115% due 12/25/2036 - 06/25/2037 •(a)	444	63
4.117% due 11/01/2035 •	48	50
4.120% due 07/01/2020 •	4	4
4.126% due 11/01/2035 •	743	765
4.155% due 12/25/2036 •(a)	237	41
4.165% due 07/25/2037 •(a)	185	24
4.167% due 09/01/2035 •	30	31
4.175% due 03/01/2034 - 09/01/2034 •	221	230
4.180% due 04/01/2036 •	90	94
4.183% due 06/01/2023 •	30	30
4.188% due 10/01/2035 •	253	265
4.190% due 11/01/2025 •	31	31
4.192% due 05/01/2030 •	4	4
4.197% due 05/01/2033 •	30	32
4.200% due 08/01/2035 •	220	220

10	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.201% due 05/01/2035 •	$1,334	$1,394
4.206% due 05/01/2036 •	175	184
4.213% due 04/01/2027 •	11	12
4.214% due 02/01/2035 •	779	796
4.217% due 06/01/2035 •	575	603
4.220% due 07/01/2026 •	6	6
4.222% due 05/01/2034 •	58	61
4.223% due 03/01/2034 •	1,375	1,422
4.230% due 12/01/2034 •	59	61
4.232% due 03/01/2035 •	13	14
4.233% due 09/01/2035 •	3	3
4.237% due 07/01/2021 •	5	5
4.238% due 11/01/2025 - 11/01/2034 •	342	353
4.241% due 06/01/2035 •	601	637
4.243% due 06/01/2035 •	206	218
4.246% due 01/01/2036 •	174	181
4.251% due 05/01/2035 •	464	488
4.257% due 06/01/2030 •	36	37
4.260% due 08/01/2027 •	283	295
4.262% due 11/01/2034 •	373	390
4.264% due 12/01/2036 •	98	102
4.268% due 10/01/2034 •	424	446
4.269% due 09/01/2035 •	11	12
4.270% due 11/01/2031 •	47	47
4.274% due 09/01/2022 •	13	13
4.275% due 05/25/2037 •(a)	58	9
4.283% due 08/01/2027 •	113	113
4.284% due 12/01/2034 •	30	31
4.285% due 07/01/2035 •	257	269
4.300% due 08/01/2035 •	146	152
4.303% due 05/01/2035 •	21	21
4.306% due 11/01/2025 - 08/01/2032 •	151	158
4.307% due 06/01/2035 •	1,319	1,390
4.310% due 06/01/2034 - 01/01/2035 •	1,295	1,340
4.315% due 10/01/2019 •	2	2
4.319% due 03/01/2036 •	86	90
4.325% due 02/01/2023 •	17	17
4.327% due 07/01/2035 •	11	12
4.330% due 09/01/2024 •	37	38
4.333% due 07/01/2035 •	430	446
4.336% due 09/01/2034 •	3,242	3,373
4.337% due 08/01/2033 •	5	5
4.338% due 04/01/2035 •	718	759
4.340% due 06/01/2029 •	4	4
4.345% due 07/01/2026 •	2	2
4.348% due 08/01/2026 •	18	18
4.354% due 07/01/2034 •	6	6
4.356% due 01/01/2035 •	3,291	3,410
4.361% due 07/01/2024 - 11/01/2032 •	32	32
4.370% due 04/01/2034 •	42	44
4.375% due 09/01/2036 •	1	1
4.381% due 06/01/2021	270	280
4.381% due 08/01/2035 •	705	742
4.389% due 08/01/2035 •	1,142	1,193
4.390% due 09/01/2029 •	2	2
4.393% due 05/25/2035	3,896	4,096
4.395% due 08/01/2027 •	11	12
4.401% due 11/01/2035 •	111	117
4.402% due 09/01/2033 •	5	5
4.405% due 05/01/2035 - 06/01/2035 •	1,676	1,753
4.410% due 10/01/2034 - 06/01/2035 •	966	1,001
4.413% due 01/01/2035 - 09/01/2035 •	678	717
4.415% due 04/01/2035 •	19	19
4.424% due 01/01/2035 •	1,459	1,516
4.433% due 09/01/2035 •	10	10
4.434% due 02/01/2035 •	38	39

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.441% due 05/01/2030 •	$3	$3
4.444% due 01/01/2036 •	3	3
4.451% due 09/01/2037 •	17	17
4.453% due 06/01/2033 •	17	18
4.455% due 09/01/2035 •	47	49
4.456% due 12/01/2022 •	2	2
4.457% due 09/01/2033 •	27	29
4.468% due 07/01/2035 •	131	135
4.470% due 07/01/2035 - 09/01/2035 •	1,124	1,166
4.472% due 05/01/2038 •	9,526	9,963
4.480% due 09/01/2023 •	47	48
4.481% due 05/01/2025 •	34	35
4.487% due 09/01/2035 •	32	33
4.493% due 12/01/2035 •	209	213
4.500% due 08/01/2019 - 11/01/2048	389,187	413,752
4.500% due 12/01/2025 •	37	37
4.508% due 08/01/2035 •	11	11
4.510% due 09/01/2035 •	356	372
4.513% due 11/01/2035 •	345	363
4.515% due 09/01/2035 •	158	162
4.517% due 10/01/2024 •	15	15
4.520% due 10/01/2035 •	175	184
4.523% due 07/01/2033 •	2	2
4.524% due 05/01/2026 •	7	7
4.526% due 11/01/2034 •	6	7
4.527% due 07/01/2034 •	401	423
4.528% due 12/01/2034 - 10/01/2035 •	134	139
4.529% due 07/01/2024 •	14	14
4.531% due 02/01/2028 •	2	2
4.532% due 11/01/2035 •	212	217
4.539% due 09/01/2037 •	3	3
4.540% due 08/01/2035 •	4	5
4.545% due 10/01/2035 - 03/01/2036 •	79	80
4.547% due 07/01/2035 •	419	437
4.554% due 12/01/2035 •	25	26
4.560% due 09/01/2035 •	384	404
4.575% due 06/01/2025 - 12/01/2034 •	270	284
4.580% due 03/01/2034 •	1,254	1,313
4.583% due 11/01/2025 •	6	6
4.585% due 10/01/2035 •	45	47
4.587% due 11/01/2035 •	2,134	2,238
4.592% due 03/01/2035 - 05/01/2035 •	310	322
4.595% due 11/01/2035 •	896	943
4.597% due 02/01/2028 •	8	8
4.602% due 12/01/2035 •	201	210
4.603% due 12/01/2034 •	2	2
4.609% due 02/01/2027 - 11/01/2034 •	288	301
4.610% due 07/01/2035 •	32	34
4.611% due 01/01/2036 •	103	108
4.640% due 06/01/2036 •	42	42
4.643% due 10/01/2035 •	25	26
4.649% due 03/01/2025 - 12/01/2034 •	116	119
4.652% due 12/01/2033 •	171	181
4.660% due 02/01/2035 •	573	597
4.662% due 07/01/2035 - 08/01/2035 •	235	245
4.666% due 12/01/2033 •	269	281
4.672% due 11/01/2025 •	12	12
4.690% due 11/01/2023 - 12/01/2023 •	99	101
4.692% due 09/01/2035 •	41	42
4.700% due 11/01/2023 •	7	7
4.701% due 02/01/2035 •	355	372
4.715% due 12/01/2036 •	16	17

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.720% due 12/01/2025 •	$45	$46
4.722% due 11/01/2034 - 02/01/2035 •	1,665	1,752
4.732% due 04/01/2024 •	23	23
4.737% due 12/01/2035 •	1	1
4.738% due 12/01/2023 •	14	14
4.746% due 03/01/2036 •	103	109
4.752% due 01/01/2037 •	24	25
4.759% due 06/01/2025 •	95	98
4.780% due 11/01/2035 •	171	175
4.787% due 11/01/2035 •	248	260
4.789% due 01/01/2036 •	287	304
4.800% due 02/01/2035 •	6	7
4.810% due 02/01/2036 •	28	29
4.824% due 12/01/2033 •	150	158
4.825% due 12/01/2023 •	37	36
4.865% due 04/01/2033 •	19	20
4.893% due 02/01/2036 •	43	46
4.906% due 10/01/2026 •	5	5
4.924% due 01/01/2035 •	318	335
4.947% due 12/01/2030 •	6	6
4.963% due 03/01/2036 •	188	195
4.982% due 01/01/2037 •	13	13
4.985% due 08/01/2023 •	5	5
5.000% due 01/01/2022 - 02/01/2045	16,308	17,395
5.000% due 10/01/2023 •	5	5
5.000% (COF 11 + 1.250%) due 03/01/2024 ~	5	5
5.010% due 09/25/2038	94	3
5.030% due 05/01/2024	1,982	2,208
5.037% due 02/01/2036 - 03/01/2036 •	284	296
5.109% due 12/01/2027 •	93	96
5.125% due 02/01/2024 •	8	8
5.141% due 09/01/2034 •	56	60
5.225% due 12/01/2026 •	7	7
5.270% due 01/01/2036 •	114	120
5.363% due 12/25/2042 ~	8,107	8,632
5.375% due 10/01/2024 •	2	2
5.500% due 09/01/2019 - 12/01/2048	71,290	75,947
5.543% due 10/25/2043 •	45,778	49,357
5.750% due 12/20/2027 - 08/25/2034	1,190	1,298
6.000% due 08/01/2019 - 10/25/2044	155,821	170,698
6.250% due 07/01/2024 - 02/25/2029	231	247
6.300% due 10/17/2038	353	354
6.500% due 04/01/2019 - 02/25/2047	16,584	18,432
6.500% due 10/25/2042 ~	6,138	6,885
6.750% due 10/25/2023	31	33
6.900% due 05/25/2023	4	4
6.930% due 08/25/2037 ~	35	37
7.000% due 03/25/2020 - 01/25/2048	2,395	2,592
7.375% due 05/25/2022	83	87
7.500% due 12/25/2019 - 07/25/2041	409	453
7.500% due 06/19/2041 ~	11	12
7.750% due 01/25/2022	24	25
7.800% due 10/25/2022	21	22
7.800% due 06/25/2026 ~	2	2
8.000% due 08/01/2019 - 08/01/2032	2,882	3,249
8.000% due 08/18/2027 (a)	1	0
8.500% due 03/01/2020 - 07/01/2037	804	885
8.750% due 01/25/2021	4	4
9.000% due 11/25/2019 - 11/01/2025	81	84

See Accompanying Notes	11

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
9.000% due 06/25/2022 (a)	$3	$0
9.162% due 09/25/2028 ~	1	1
9.248% due 03/25/2039 ~	2	2
9.500% due 06/25/2019 - 03/01/2026	28	28
10.000% due 08/01/2020 - 05/01/2022	1	1
Fannie Mae, TBA
3.000% due 04/01/2034 - 05/01/2049	6,268,630	6,246,261
3.500% due 04/01/2034 - 06/01/2049	7,625,950	7,740,965
4.000% due 04/01/2049 - 05/01/2049	5,460,170	5,614,954
4.500% due 04/01/2034 - 05/01/2049	1,616,845	1,684,101
5.000% due 04/01/2049	73,600	77,831
5.500% due 04/01/2049	314,600	335,900
6.000% due 04/01/2049 - 05/01/2049	66,000	71,171
FDIC Structured Sale Guaranteed Notes
2.999% due 11/29/2037 •	1,429	1,427
Federal Housing Administration
6.896% due 07/01/2020	349	349
7.430% due 10/01/2020 - 02/01/2024	246	246
Freddie Mac
0.200% due 09/25/2043 (a)	892,354	1,674
1.255% due 08/25/2022 ~(a)	145,436	5,198
1.511% due 06/25/2020 ~(a)	14,790	209
1.588% due 10/15/2041 ~(a)	5,465	227
1.595% due 11/15/2038 ~(a)	29,397	1,531
1.636% due 06/15/2039 ~(a)	10,062	517
1.668% due 05/15/2038 ~(a)	2,385	144
1.939% due 12/01/2026 •	84	83
2.530% due 12/25/2036 •	636	637
2.616% due 08/25/2031 •	195	194
2.734% due 07/15/2034 •	78	77
2.755% due 05/01/2021 •	5	5
2.784% due 02/15/2037 •	5	5
2.824% due 02/15/2037 •	12	12
2.834% due 12/15/2029 •	28	28
2.884% due 06/15/2031 - 05/15/2041 •	1,879	1,880
2.934% due 11/15/2030 - 12/15/2031 •	32	32
2.949% due 11/15/2042 •	15,324	15,271
2.984% due 06/15/2030 - 12/15/2032 •	60	60
3.000% due 03/01/2027 - 08/15/2027	8,971	800
3.012% due 01/01/2021 •	1	1
3.034% due 01/15/2042 •	145	146
3.064% due 05/15/2032 - 07/15/2037 •	2,822	2,849
3.140% due 09/25/2025 •	15,017	15,056
3.154% due 08/15/2037 •	3,548	3,595
3.190% due 09/25/2022 •	30,536	30,577
3.194% due 10/15/2037 •	1,433	1,456
3.204% due 05/15/2037 •	1,011	1,027
3.214% due 05/15/2040 •	18	19
3.234% due 08/15/2036 •	26	26
3.334% due 11/15/2039 •	23	23
3.364% due 02/25/2045 •	10,778	10,783
3.375% due 05/01/2023 •	1	1
3.472% due 03/01/2035 •	183	192
3.484% due 02/15/2021 •	1	1
3.486% due 05/25/2043 •	4,332	4,430
3.500% due 06/01/2019 - 12/01/2048	77,436	79,201

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.516% due 06/15/2042 - 08/15/2042 •(a)	$37,921	$5,977
3.766% due 02/15/2038 •(a)	406	52
3.797% due 07/25/2044 •	1,794	1,805
3.800% due 10/25/2023 •	30	31
3.816% due 05/15/2039 •(a)	352	59
3.855% due 05/01/2037 •	96	99
3.942% due 08/15/2032 ~	230	233
3.948% due 10/01/2023 •	15	15
3.966% due 03/15/2037 •(a)	256	42
3.983% due 03/01/2024 •	16	16
4.000% due 05/01/2019 - 10/01/2048	553,142	571,504
4.005% due 10/01/2022 •	9	9
4.016% due 08/15/2036 •(a)	153	25
4.026% due 12/15/2041 •(a)	15,757	2,821
4.055% due 01/01/2022 •	8	8
4.057% due 03/01/2035 •	7	8
4.073% due 06/01/2033 •	83	86
4.085% due 09/01/2035 •	20	20
4.096% due 09/15/2036 •(a)	228	39
4.140% due 06/01/2022 •	52	53
4.158% due 05/01/2023 •	5	5
4.160% due 05/01/2037 •	19	20
4.166% due 11/15/2036 •(a)	8,045	1,346
4.171% due 09/01/2023 •	1	1
4.210% due 05/01/2023 •	14	14
4.216% due 09/01/2035 •	6	7
4.230% due 09/01/2023 •	7	7
4.235% due 07/01/2022 •	14	14
4.241% due 05/01/2035 •	3,823	3,983
4.244% due 06/01/2022 •	16	16
4.245% due 05/01/2036 •	58	61
4.247% due 01/25/2036 ~	1,592	1,589
4.253% due 07/01/2023 •	9	9
4.269% due 04/01/2029 •	3	3
4.289% due 08/01/2023 •	44	45
4.315% due 02/01/2026 •	180	184
4.322% due 06/01/2024 •	94	95
4.328% due 07/01/2020 •	10	10
4.345% due 06/01/2035 - 08/01/2035 •	7,337	7,677
4.347% due 07/01/2032 •	1	1
4.355% due 09/01/2023 •	42	44
4.359% due 03/01/2036 •	36	37
4.364% due 02/01/2036 •	88	92
4.375% due 04/01/2023 - 08/01/2023 •	12	12
4.379% due 07/01/2035 •	972	1,017
4.398% due 04/01/2025 •	1	1
4.405% due 10/01/2035 •	94	98
4.406% due 04/01/2036 •	11	11
4.409% due 08/01/2035 - 09/01/2037 •	42	44
4.422% due 08/01/2035 •	5	6
4.432% due 07/01/2027 •	4	4
4.434% due 08/01/2035 •	4,135	4,352
4.437% due 07/01/2030 •	123	127
4.445% due 02/01/2037 •	3	3
4.450% due 10/25/2023 •	152	157
4.478% due 04/01/2036 •	190	198
4.484% due 04/01/2024 •	42	43
4.485% due 09/01/2035 •	1,374	1,438
4.490% due 09/01/2023 •	16	16
4.491% due 07/01/2024 •	7	7
4.500% due 07/15/2020 - 11/01/2048	209,047	219,225
4.503% due 02/01/2025 •	4	4
4.521% due 09/01/2035 •	52	55

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.524% due 10/01/2035 •	$3,454	$3,618
4.527% due 11/01/2023 •	30	31
4.530% due 07/01/2033 •	1	1
4.541% due 08/01/2035 •	11	11
4.545% due 07/01/2036 •	1	1
4.551% due 05/01/2027 •	3	3
4.572% due 09/01/2023 •	91	93
4.576% due 10/01/2026 •	81	84
4.577% due 06/01/2037 •	4	4
4.585% due 10/01/2035 •	1,511	1,575
4.595% due 10/01/2035 •	3,095	3,244
4.606% due 05/01/2023 - 10/01/2023 •	26	26
4.618% due 07/01/2035 •	2,074	2,183
4.619% due 11/01/2034 •	116	122
4.623% due 06/01/2024 •	42	44
4.626% due 12/01/2035 •	65	68
4.629% due 08/01/2023 •	8	8
4.640% due 11/01/2026 - 05/01/2037 •	213	217
4.642% due 10/01/2024 •	14	14
4.643% due 07/01/2032 •	14	15
4.656% due 10/01/2024 - 11/01/2028 •	130	132
4.672% due 01/01/2037 •	17	17
4.674% due 10/01/2023 •	23	23
4.681% due 01/01/2036 •	1	1
4.685% due 11/01/2035 •	157	161
4.688% due 10/01/2023 •	33	33
4.700% due 10/01/2023 •	54	55
4.704% due 11/01/2035 •	2,379	2,503
4.705% due 10/01/2035 •	1,675	1,762
4.714% due 03/01/2036 •	79	81
4.740% due 11/01/2023 •	1	1
4.745% due 11/01/2035 •	1,866	1,966
4.750% due 12/01/2022 - 02/01/2038 •	60	62
4.756% due 04/01/2029 •	30	30
4.760% due 10/01/2023 •	27	27
4.771% due 01/01/2028 •	8	8
4.794% due 02/01/2037 •	4	4
4.795% due 08/01/2023 •	151	154
4.802% due 01/01/2034 •	1,240	1,304
4.811% due 04/01/2025 •	2	2
4.875% due 12/01/2023 •	32	33
4.876% due 07/01/2023 •	24	24
4.921% due 07/01/2019 •	3	3
5.000% due 04/01/2019 - 07/01/2040	7,398	7,924
5.045% due 06/01/2030 •	126	130
5.122% due 01/01/2024 •	2	2
5.341% due 11/15/2033 •	423	440
5.500% due 06/01/2019 - 03/01/2038	4,339	4,755
5.546% due 09/15/2043 - 12/15/2043 •	24,423	26,805
5.749% due 02/15/2041 •	9	12
5.950% due 06/15/2028	8,655	9,302
6.000% due 02/01/2017 - 10/15/2036	18,291	20,232
6.250% due 12/15/2028	147	159
6.500% due 09/15/2021 - 10/25/2043	41,499	46,419
7.000% due 11/15/2020 - 10/25/2043	9,572	11,048
7.000% due 09/15/2023 (a)	2	0
7.400% due 02/01/2021	4	4
7.500% due 01/15/2021 - 10/01/2036	2,668	2,973
7.645% due 05/01/2025	4,017	4,502

12	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
8.000% due 04/15/2021 - 06/01/2025	$370	$402
8.250% due 06/15/2022	18	19
8.500% due 06/15/2021 - 06/01/2030	121	126
8.750% due 12/15/2020	6	6
8.900% due 11/15/2020	1	1
9.000% due 09/15/2020 - 07/01/2030	31	31
9.500% due 09/01/2020 - 12/01/2022	1	1
11.441% due 05/15/2033 •	194	245
23.738% due 08/15/2037 •	618	1,051
Freddie Mac, TBA
3.000% due 04/01/2049	764,200	761,204
3.500% due 04/01/2049	1,602,000	1,625,279
4.000% due 04/01/2049 - 05/01/2049	1,397,200	1,438,452
4.500% due 04/01/2049	245,400	256,155
5.500% due 04/01/2049	81,000	86,774
Ginnie Mae
0.863% due 11/16/2043 ~(a)	90,234	3,042
2.500% due 03/15/2043 - 07/15/2043	264	260
2.839% due 05/20/2047 •	2,866	2,873
2.882% due 02/16/2032 - 03/16/2032 •	81	81
2.939% due 05/20/2065 •	8,672	8,661
2.967% due 06/20/2065 •	37,110	37,089
2.969% due 02/20/2067 •	16,031	16,023
2.977% due 09/20/2065 •	28,971	28,961
2.979% due 06/20/2067 •	4,096	4,095
2.982% due 04/16/2032 •	6	6
3.009% due 01/20/2061 - 03/20/2065 •	11,110	11,114
3.032% due 12/16/2025 •	16	16
3.040% due 04/20/2063 - 05/20/2063 •	9,609	9,650
3.059% due 05/20/2065 •	6,794	6,777
3.077% due 04/20/2062	1,663	1,666
3.079% due 06/20/2065 •	13,954	13,933
3.089% due 06/20/2065 •	5,432	5,424
3.107% due 03/20/2062	6,258	6,273
3.109% due 05/20/2065 - 08/20/2065 •	15,107	15,099
3.129% due 08/20/2065 •	49,974	49,987
3.159% due 02/20/2060 •	2,053	2,061
3.167% due 12/20/2065	24,486	24,531
3.247% due 04/20/2067 •	12,924	13,151
3.259% due 12/20/2065 - 08/20/2066 •	37,687	37,898
3.357% due 04/20/2066 - 11/20/2066	34,349	34,696
3.375% (H15T1Y + 1.500%) due 01/20/2022 - 03/20/2026 ~	2,681	2,728
3.375% due 02/20/2025 - 02/20/2034 •	4,018	4,106
3.429% due 07/20/2065 •	2,375	2,403
3.438% due 03/20/2031 •	15	15
3.500% (H15T1Y + 1.500%) due 01/20/2025 - 03/20/2025 ~	21	22
3.500% due 10/15/2041 - 09/20/2048	61,531	62,987
3.509% due 01/20/2066 - 03/20/2066 •	50,320	51,112
3.527% due 06/20/2067 •	19,397	19,755
3.529% due 02/20/2060 •	27,479	27,922

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.559% due 02/20/2066 •	$37,129	$37,785
3.625% (H15T1Y + 1.500%) due 06/20/2021 - 06/20/2026 ~	3,222	3,282
3.625% due 05/20/2024 - 04/20/2041 •	6,070	6,271
3.659% due 03/20/2066 •	12,109	12,369
3.750% (H15T1Y + 1.500%) due 04/20/2019 - 09/20/2026 ~	4,026	4,117
3.750% due 08/20/2024 - 06/20/2041 •	2,686	2,753
3.846% due 11/20/2067 •	4,309	4,402
3.875% (H15T1Y + 2.000%) due 01/20/2025 ~	5	5
3.950% due 07/15/2025	66	68
4.000% (H15T1Y + 1.500%) due 08/20/2020 ~	15	14
4.000% due 05/20/2041 - 09/20/2048	134,383	103,124
4.118% due 07/16/2031 - 08/16/2033 •(a)	856	124
4.125% (H15T1Y + 1.500%) due 12/20/2020 - 10/20/2026 ~	3,368	3,428
4.125% due 11/20/2024 - 10/20/2038 •	2,572	2,641
4.500% due 11/16/2028 - 08/15/2033	690	690
4.750% due 07/20/2035	1,161	1,258
5.000% due 07/15/2033 - 03/20/2049	982,694	1,030,395
5.500% due 05/15/2021 - 03/16/2034	1,167	1,267
6.000% due 08/15/2019 - 12/20/2041	6,331	6,522
6.500% due 11/15/2023 - 09/20/2038	312	339
6.750% due 10/16/2040 ~	421	448
7.000% due 12/15/2022 - 10/15/2034	300	336
7.500% due 02/15/2022 - 02/15/2035	217	243
7.750% due 08/20/2025 - 12/15/2040	1,386	1,390
8.000% due 03/20/2022 - 10/20/2031	263	285
8.500% due 11/20/2021 - 04/15/2031	183	194
9.000% due 06/20/2019 - 01/15/2031	105	107
9.500% due 01/20/2020 - 12/15/2026	9	8
10.000% due 06/20/2019 - 02/15/2025	3	1
Ginnie Mae, TBA
3.000% due 04/17/2049	12,000	12,070
3.500% due 04/01/2049	49,000	50,083
4.000% due 04/01/2049	468,040	483,465
4.500% due 04/01/2049	139,800	145,197
5.000% due 04/01/2049 - 05/01/2049	1,037,450	1,083,935
Small Business Administration
3.250% (PRIME + -2.250%) due 03/25/2025 - 05/25/2025 ~	12	12
4.340% due 03/01/2024	20	21
4.350% due 07/01/2023	45	47
4.625% due 02/01/2025	143	147
4.770% due 04/01/2024	95	98

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.840% due 02/01/2023	$38	$39
4.870% due 12/01/2024	158	163
4.890% due 12/01/2023	89	91
4.930% due 01/01/2024	160	165
4.950% due 03/01/2025	194	200
5.110% due 08/01/2025	53	55
5.130% due 09/01/2023	451	467
5.190% due 07/01/2024	21	21
5.240% due 08/01/2023	41	43
5.310% due 05/01/2027	55	57
5.320% due 04/01/2027	68	71
5.340% due 11/01/2021	316	321
5.510% due 11/01/2027	89	95
5.520% due 06/01/2024	511	531
5.600% due 09/01/2028	272	292
5.780% due 08/01/2027	9	10
5.820% due 07/01/2027	416	438
5.870% due 07/01/2028	134	143
6.020% due 08/01/2028	120	128
6.070% due 07/01/2026	124	131
6.290% due 01/01/2021	21	22
6.340% due 03/01/2021	120	123
6.440% due 02/01/2021	54	55
6.900% due 12/01/2020	55	55
7.060% due 11/01/2019	28	28
7.190% due 12/01/2019	7	7
7.200% due 10/01/2019	15	15
7.630% due 06/01/2020	67	68
Vendee Mortgage Trust
0.040% due 06/15/2023 ~(a)	2,912	0
6.348% due 01/15/2030 ~	652	732
6.500% due 09/15/2024	2,590	2,794

Total U.S. Government Agencies (Cost $37,690,661)		38,100,555

U.S. TREASURY OBLIGATIONS 4.6%
U.S. Treasury Inflation Protected Securities (j)
0.125% due 07/15/2026 (p)(r)	35,911	35,152
0.375% due 01/15/2027 (p)(r)	158,379	157,087
0.375% due 07/15/2027 (p)(r)	78,899	78,368
0.625% due 01/15/2024 (p)(r)	67,204	67,893
0.625% due 01/15/2026 (p)	613,291	620,670
0.750% due 07/15/2028 (p)	500,132	511,750
0.875% due 01/15/2029	982,356	1,014,907
0.875% due 02/15/2047 (p)	55,575	55,128
1.000% due 02/15/2048	373,446	382,314
1.000% due 02/15/2049 (r)	25,006	25,721
2.375% due 01/15/2025 (p)(r)	33,382	37,095
2.500% due 01/15/2029 (p)	3,365	3,991

Total U.S. Treasury Obligations (Cost $2,925,154)		2,990,076

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.4%
Adjustable Rate Mortgage Trust
2.606% due 08/25/2036 •	5,156	2,945
3.026% due 11/25/2035 •	19	17
3.636% due 03/25/2035 •	4,473	4,232
3.907% due 01/25/2036 ^~	2,613	2,482
4.086% due 09/25/2035 ~	1,857	1,520
4.105% due 11/25/2035 ^~	335	304
4.128% due 10/25/2035 ^~	4,008	3,796
4.134% due 03/25/2035 ~	1,407	1,403
4.193% due 09/25/2035 ^~	171	161
4.426% due 11/25/2035 ^~	2,778	2,645
4.497% due 03/25/2036 ^~	197	159

See Accompanying Notes	13

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.618% due 01/25/2036 ~		$1,794	$1,557
4.663% due 07/25/2035 ~		804	781
5.126% due 08/25/2035 ~		891	883
5.176% due 07/25/2035 ~		1,757	1,753
Aggregator of Loans Backed by Assets PLC
1.979% (BP0001M + 1.250%) due 04/24/2049 ~	GBP	383	501
American Home Mortgage Assets Trust
3.703% due 11/25/2035 ^~		$5,091	4,622
American Home Mortgage Investment Trust
4.185% due 09/25/2045 •		1,457	1,458
4.236% due 10/25/2034 •		1,321	1,322
4.367% due 02/25/2044 •		27	26
4.435% due 12/25/2035 •		1,527	917
4.435% due 11/25/2045 ^•		5,478	4,077
4.685% due 02/25/2045 •		31	32
Ashford Hospitality Trust
3.484% due 05/15/2035 •		50,900	50,925
Banc of America Alternative Loan Trust
2.886% due 05/25/2035 ^•		563	469
6.000% due 11/25/2035 ^		763	771
6.000% due 07/25/2046 ^		1,484	1,321
Banc of America Funding Trust
2.586% due 04/25/2037 ^•		256	211
2.678% due 10/20/2036 •		12,405	11,070
2.678% due 10/20/2046 ^•		1,952	1,805
2.696% due 04/25/2037 ^•		2,177	1,825
2.788% due 02/20/2035 •		385	385
2.886% due 05/25/2037 ^•		4,323	3,780
3.068% due 05/20/2035 ^•		539	471
4.073% due 04/20/2036 ^~		2,517	2,330
4.175% due 05/20/2036 ^~		1,118	1,061
4.285% due 10/20/2046 ^~		2,925	2,512
4.287% due 09/20/2047 ^~		2,834	2,496
4.348% due 02/20/2036 ^~		2,682	2,519
4.463% due 09/20/2046 ^~		2,226	2,011
4.490% due 10/20/2046 ^~		1,756	1,402
4.512% due 03/20/2036 ~		200	189
4.631% due 11/20/2034 ~		3,089	3,022
4.633% due 05/25/2035 ~		40	42
4.660% due 01/20/2047 ^~		85	82
4.713% due 03/20/2035 ~		248	250
4.746% due 09/20/2034 ~		146	149
4.850% due 03/20/2036 ~		498	483
4.870% due 11/20/2035 ^~		1,541	1,462
5.500% due 09/25/2034		3,242	3,184
5.750% due 10/25/2035		1,763	1,668
5.750% due 09/25/2036		1,449	1,431
5.753% due 10/25/2036 ^Ø		521	493
5.837% due 01/25/2037 ^Ø		459	452
5.888% due 04/25/2037 ^Ø		1,521	1,419
6.000% due 09/25/2036 ^		212	201
6.000% due 09/25/2036 •		253	241
6.000% due 09/25/2036		2,693	2,643
6.000% due 03/25/2037 ^		7,352	6,519
6.000% due 08/25/2037 ^		7,440	6,908
Banc of America Mortgage Trust
4.185% due 05/25/2034 ~		305	310
4.206% due 07/25/2035 ~		1,091	1,012
4.237% due 11/25/2034 ~		1,121	1,149
4.241% due 07/25/2035 ^~		633	616
4.358% due 08/25/2035 ^~		3,998	3,993
4.476% due 05/25/2033 ~		424	436
4.485% due 04/25/2034 ~		61	62
4.487% due 07/25/2034 ~		89	91
4.500% due 11/25/2035 ^~		390	390
4.504% due 02/25/2035 ~		1,088	1,094
4.559% due 11/25/2034 ~		511	517
4.672% due 09/25/2033 ~		503	505
4.681% due 07/25/2035 ~		292	287
4.694% due 01/25/2036 ~		1,939	1,833
4.871% due 11/25/2034 ~		224	236
4.972% due 07/20/2032 ~		92	94
5.054% due 02/25/2035 ~		265	264

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 12/25/2020	$242	$246
5.500% due 05/25/2037 ^	386	335
6.000% due 07/25/2046 ^•	1,021	982
6.500% due 10/25/2031	24	25
Barclays Commercial Mortgage Securities Trust
3.323% due 09/10/2028	23,874	23,996
Bayview Commercial Asset Trust
2.916% due 08/25/2034 •	181	179
BCAP LLC Trust
2.630% due 11/26/2036 •	2,582	2,442
2.650% due 11/26/2036 •	17,206	16,668
2.680% due 07/26/2036 ~	2,368	2,295
2.696% due 05/25/2047 •	80	74
2.706% due 05/25/2047 ^•	9,527	8,920
3.072% due 01/26/2047 •	10,631	9,865
3.172% due 11/26/2046 •	2,717	2,727
3.955% due 07/26/2036 ~	5,622	5,397
3.972% due 07/26/2036 ~	892	819
4.050% due 08/26/2036 ~	12,912	11,759
4.198% due 03/26/2037 ~	2,877	2,539
4.230% due 02/26/2036 ~	1,132	1,139
4.356% due 01/26/2034 ~	610	602
4.398% due 05/26/2036 ~	7,244	5,976
4.548% due 03/26/2037 ~	1,525	1,520
4.750% due 10/26/2036 ~	1,197	1,236
4.880% due 06/26/2035 ~	1,241	1,240
4.917% due 03/26/2037 Ø	16,883	16,911
5.000% due 01/26/2021 ~	1,389	1,395
5.250% due 06/26/2036	37,039	23,937
5.250% due 04/26/2037	24,818	21,172
5.250% due 04/26/2037 ~	5,871	5,254
5.250% due 06/26/2037	3,116	2,972
5.250% due 08/26/2037 ~	2,481	2,522
5.500% due 11/25/2034 ^	4,551	4,420
7.671% due 10/26/2037 ~	3,624	3,187
Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	957	932
3.446% due 05/25/2034 ~	6	5
3.819% due 03/25/2035 ~	722	718
3.917% due 06/25/2035 ^~	445	430
4.111% due 09/25/2034 ~	958	958
4.148% due 08/25/2033 ~	11	11
4.199% due 08/25/2035 ^~	5,889	5,502
4.231% due 07/25/2034 ~	127	125
4.231% due 11/25/2034 ~	1,832	1,791
4.247% due 02/25/2036 ^~	7,885	7,436
4.265% due 05/25/2047 ^~	15,598	14,567
4.327% due 07/25/2034 ~	240	244
4.331% due 08/25/2035 ~	1,014	891
4.350% due 01/25/2035 ~	72	71
4.375% due 03/25/2035 ~	1,864	1,871
4.427% due 01/25/2035 ~	381	374
4.440% due 02/25/2033 ~	24	23
4.637% due 10/25/2035 ~	22,899	23,109
4.663% due 04/25/2034 ~	925	931
4.671% due 02/25/2036 ^~	627	602
4.683% due 02/25/2034 ~	641	655
4.730% due 10/25/2035 •	9,138	9,274
4.738% due 04/25/2033 ~	781	791
4.743% due 01/25/2034 ~	1,092	1,110
4.750% due 10/25/2034 ~	26	25
4.886% due 01/25/2034 ~	1,477	1,519
4.910% due 02/25/2036 •	2,882	2,914
4.910% due 02/25/2047 ~	2,683	2,623
4.913% due 05/25/2033 ~	411	419
5.000% due 04/25/2034 ~	1	1
5.021% due 01/25/2034 ~	19	19
5.026% due 04/25/2033 ~	42	43
5.084% due 04/25/2033 ~	355	357
5.125% due 05/25/2034 ~	1	0
Bear Stearns ALT-A Trust
2.646% due 02/25/2034 •	1,953	1,954
2.686% due 02/25/2034 •	27	25
2.806% due 08/25/2036 ^•	9,545	9,896

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.806% due 01/25/2047 ^•	$3,683	$3,850
2.826% due 08/25/2036 ^•	3,327	2,703
2.926% due 04/25/2035 •	651	650
2.966% due 02/25/2036 •	1,793	1,716
2.986% due 03/25/2035 •	9	9
3.017% due 02/25/2034 ~	118	110
3.186% due 09/25/2034 •	501	500
3.906% due 08/25/2036 ^~	4,548	3,773
3.919% due 10/25/2033 ~	15	16
3.933% due 08/25/2036 ^~	55	37
3.960% due 11/25/2036 ^~	2,243	1,872
3.982% due 11/25/2036 ^~	5,069	4,543
3.994% due 11/25/2035 ^~	4,196	3,364
4.095% due 11/25/2036 ~	1,148	1,061
4.099% due 02/25/2036 ^~	1,078	943
4.111% due 01/25/2035 ~	2,033	1,693
4.137% due 03/25/2036 ^~	3,930	3,395
4.198% due 12/25/2033 ~	816	821
4.249% due 01/25/2036 ^~	8,205	8,268
4.262% due 09/25/2035 ^~	19,821	16,422
4.263% due 03/25/2036 ^~	7,352	6,271
4.266% due 09/25/2034 ~	536	510
4.266% due 05/25/2036 ^~	7,080	5,112
4.322% due 03/25/2036 ~	15,223	11,253
4.332% due 04/25/2035 ~	7	7
4.334% due 05/25/2036 ^~	6,783	5,250
4.342% due 02/25/2034 ~	2,065	2,138
4.376% due 08/25/2034 ~	49	50
4.422% due 12/25/2046 ^~	483	412
4.505% due 07/25/2035 ^~	9,034	7,411
4.568% due 05/25/2035 ~	47,256	47,655
4.837% due 05/25/2035 ~	131	136
Bear Stearns Mortgage Funding Trust
2.646% due 12/25/2046 •	27,597	26,429
Bear Stearns Mortgage Securities, Inc.
4.388% due 06/25/2030 ~	5	5
Bear Stearns Structured Products, Inc. Trust
3.745% due 12/26/2046 ^~	2,184	2,000
4.335% due 01/26/2036 ^~	2,192	1,983
BellaVista Mortgage Trust
2.732% due 05/20/2045 •	21	18
BX Trust
3.404% due 07/15/2034 •	8,308	8,298
Chase Mortgage Finance Trust
3.873% due 02/25/2037 ~	2,538	2,549
4.011% due 03/25/2037 ^~	3,875	3,792
4.062% due 09/25/2036 ^~	523	489
4.075% due 01/25/2036 ^~	8,808	8,084
4.142% due 03/25/2037 ^~	161	157
4.169% due 02/25/2037 ~	258	262
4.186% due 12/25/2035 ^~	2,123	2,049
4.273% due 09/25/2036 ^~	62	59
4.278% due 12/25/2035 ^~	5,375	5,265
4.278% due 12/25/2035 ~	9,208	9,022
4.380% due 02/25/2037 ~	306	308
4.478% due 02/25/2037 ~	21	22
4.621% due 02/25/2037 ~	37	37
5.500% due 12/25/2022 ^	5,419	3,798
5.500% due 03/25/2037	30	23
6.000% due 11/25/2036 ^	1,527	1,072
6.000% due 02/25/2037 ^	823	577
6.000% due 03/25/2037 ^	802	612
ChaseFlex Trust
2.636% due 08/25/2037 •	7,573	7,790
2.826% due 08/25/2037 •	7,743	8,080
2.986% due 06/25/2035 •	2,303	1,188
4.255% due 08/25/2037 ^Ø	1,162	1,124
5.000% due 07/25/2037 ^	1,829	1,497
6.000% due 02/25/2037 ^	1,703	1,190
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.636% due 01/25/2036 •	847	832
2.666% due 05/25/2036 •	996	983
2.666% due 07/25/2036 •	698	690
2.736% due 08/25/2035 •	395	393

14	See Accompanying Notes

March 31, 2019

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Citicorp Mortgage Securities Trust
5.500% due 02/25/2026	$51	$52
5.500% due 04/25/2037	590	591
6.000% due 08/25/2036	746	745
6.000% due 04/25/2037	13,164	13,003
Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	22	22
Citigroup Commercial Mortgage Trust
3.584% due 07/15/2030 •	4,766	4,770
Citigroup Global Markets Mortgage Securities, Inc.
2.986% due 05/25/2032 •	56	56
7.000% due 06/25/2033	2	2
Citigroup Mortgage Loan Trust
0.000% due 02/25/2058 ~	31,005	246
0.000% due 02/25/2058 «~	34,585	27
0.000% due 09/25/2064 ~	41	41
0.110% due 02/25/2058 ~(a)	30,917	196
0.200% due 02/25/2058 ~(a)	19,562	423
2.556% due 01/25/2037 •	448	416
3.286% due 08/25/2035 ^•	2,021	1,897
3.500% due 02/25/2058 ~	14,326	11,112
3.641% due 10/25/2046 ^~	2,839	2,558
4.045% due 09/25/2064 ~	48,858	46,457
4.198% due 03/25/2037 ^~	1,968	1,794
4.210% due 07/25/2046 ^~	2,429	2,228
4.427% due 08/25/2035 ~	4,500	3,553
4.455% due 08/25/2035 ~	11,543	11,613
4.578% due 04/25/2037 ^~	1,574	1,378
4.820% due 10/25/2035 •	7,857	7,997
6.250% due 11/25/2037 ~	3,167	2,397
Citigroup Mortgage Loan Trust, Inc.
3.890% due 09/25/2035 •	1,506	1,481
4.143% due 12/25/2035 ^~	1,669	1,242
4.174% due 05/25/2035 ~	1,029	1,040
4.843% due 02/25/2034 ~	812	817
5.500% due 11/25/2035 ^	1,750	1,758
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.257% due 09/25/2035 ~	19,435	17,478
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	223	224
6.000% due 09/25/2036	389	367
6.000% due 06/25/2037 ^	952	930
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	10	10
Commercial Mortgage Trust
3.142% due 02/10/2048	4,200	4,231
Community Program Loan Trust
4.500% due 04/01/2029	3,985	3,967
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,358	1,098
6.000% due 08/25/2037 ^~	3,135	2,317
Countrywide Alternative Loan Trust
2.646% due 12/25/2046 ^•	289	289
2.656% due 11/25/2036 •	1,433	1,389
2.656% due 01/25/2037 ^•	365	356
2.656% due 06/25/2046 •	634	612
2.666% due 11/25/2036 •	20,292	19,344
2.676% due 07/25/2046 ^•	1,761	1,556
2.676% due 09/25/2046 ^•	10,944	10,151
2.678% due 09/20/2046 •	2,878	2,459
2.686% due 04/25/2047 •	5,545	5,191
2.696% due 05/25/2035 •	128	121
2.696% due 07/25/2046 ^•	227	207
2.718% due 07/20/2035 •	39	38
2.736% due 09/25/2046 ^•	948	760
2.736% due 10/25/2046 ^•	164	129
2.746% due 07/25/2036 •	22,134	17,760
2.746% due 07/25/2046 ^•	505	310
2.756% due 05/25/2036 ^•	6	5

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.766% due 12/25/2035 •	$24	$24
2.776% due 11/25/2035 •	1,405	1,186
2.776% due 02/25/2036 ^•	2,006	1,675
2.816% due 09/25/2035 •	890	730
2.836% due 05/25/2036 ^•	3,185	1,997
2.836% due 08/01/2036 ^•	1,591	1,031
2.836% due 05/25/2037 ^•	178	95
2.986% due 04/25/2036 •	8,537	4,440
3.006% due 12/25/2035 •	815	800
3.026% due 01/25/2036 •	510	491
3.036% due 08/25/2034 •	19	18
3.036% due 10/25/2036 ^•	2,914	1,855
3.066% due 06/25/2034 •	1,720	1,690
3.088% due 11/20/2035 •	20	19
3.166% due 10/25/2035 •	2,824	2,119
3.186% due 10/25/2035 ^•	1,277	1,076
3.256% due 11/25/2035 •	270	262
3.286% due 12/25/2035 ^•	1,918	1,670
3.397% due 12/25/2035 •	383	349
3.397% due 02/25/2036 •	466	431
3.497% due 08/25/2035 ^•	103	76
3.536% due 06/25/2034 •	8,402	8,071
3.586% due 02/25/2036 ^•	4,041	3,508
3.777% due 11/25/2047 ^•	5,360	4,687
3.786% due 10/25/2035 ^•	16,515	14,390
3.877% due 01/25/2036 •	42	42
4.091% due 11/25/2035 ^~	921	852
4.180% due 10/25/2035 ^~	326	280
4.465% due 02/25/2037 ^~	14,910	14,530
5.250% due 06/25/2035 ^	521	486
5.500% due 07/25/2035 ^	2,084	1,753
5.500% due 11/25/2035 ^	4,999	4,353
5.500% due 11/25/2035	2,139	1,663
5.500% due 12/25/2035 ^	1,679	1,472
5.500% due 02/25/2036 ^	1,502	1,302
5.750% due 03/25/2037 ^•	868	738
5.750% due 07/25/2037 ^	165	140
6.000% due 10/25/2033	295	307
6.000% due 03/25/2035 ^	192	143
6.000% due 04/25/2036 ^	1,294	878
6.000% due 05/25/2036 ^	1,369	1,047
6.000% due 06/25/2036 ^	846	675
6.000% due 08/01/2036 ^	253	213
6.000% due 08/25/2036 ^	2,574	2,230
6.000% due 08/25/2036 ^•	1,365	1,182
6.000% due 11/25/2036 ^	71	59
6.000% due 02/25/2037	414	343
6.000% due 02/25/2037 ^	6,876	4,797
6.000% due 03/25/2037 ^	1,845	1,319
6.000% due 04/25/2037 ^	3,893	2,936
6.000% due 05/25/2037 ^	392	273
6.000% due 08/25/2037 ^	554	509
6.250% due 12/25/2033	36	37
6.250% due 11/25/2036 ^	599	522
6.250% due 08/25/2037 ^	2,592	2,146
6.500% due 05/25/2036 ^	2,450	1,929
6.500% due 09/25/2036	1,204	1,024
6.500% due 08/25/2037 ^	7,950	5,721
6.500% due 09/25/2037 ^	1,796	1,218
12.965% due 07/25/2035 •	1,017	1,206
Countrywide Home Loan Mortgage Pass-Through Trust
2.826% due 03/25/2036 •	389	156
2.836% due 02/25/2036 ^•	76	18
2.838% due 04/25/2035 ^~	100	82
3.026% due 03/25/2035 •	429	413
3.066% due 04/25/2035 •	188	174
3.126% due 03/25/2035 •	168	161
3.146% due 02/25/2035 •	793	796
3.166% due 02/25/2035 •	160	158

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.246% due 09/25/2034 •	$60	$60
3.357% due 04/25/2046 ^•	6,665	3,375
3.550% due 05/20/2036 ^~	1,216	1,146
3.592% due 07/25/2034 ~	828	830
3.621% due 06/20/2034 ~	484	488
3.679% due 05/20/2036 ^~	12,137	11,525
3.867% due 02/20/2036 ^~	129	111
3.869% due 11/20/2034 ~	2,665	2,669
3.897% due 10/25/2035 ^~	2,572	2,215
3.907% due 10/20/2035 ~	587	523
3.923% due 08/25/2034 ^~	3	3
3.923% due 08/25/2034 ~	79	78
3.923% due 03/25/2037 ^~	623	572
3.967% due 11/25/2037 ~	4,981	4,424
4.003% due 02/25/2047 ^~	681	610
4.006% due 04/20/2036 ^~	1,289	1,198
4.018% due 09/25/2047 ^~	1,619	1,521
4.107% due 04/25/2035 ^~	1,465	1,319
4.119% due 08/25/2034 ^~	1,088	1,082
4.267% due 11/20/2034 ~	145	147
4.272% due 11/25/2034 ~	3,487	3,479
4.412% due 12/19/2033 ~	25	25
4.463% due 06/19/2031 ~	39	38
4.466% due 07/20/2034 ~	258	251
4.500% due 09/25/2035	1,462	1,407
4.522% due 08/25/2034 ^~	1,352	1,284
4.570% due 10/25/2033 •	1,295	1,321
4.571% due 02/20/2036 ^•	108	102
4.592% due 02/20/2036 ^•	7,714	6,774
4.667% due 02/20/2036 ^•	18	16
4.677% due 04/20/2035 ~	260	264
4.696% due 10/19/2032 ~	22	21
4.750% due 07/19/2031 ~	19	19
4.880% due 02/25/2034 ~	22	22
5.000% due 09/25/2035 ^	38	36
5.500% due 01/25/2035	364	367
5.500% due 09/25/2035 ^	1,434	1,410
5.500% due 10/25/2035 ^	2,742	2,415
5.500% due 11/25/2035 ^	1,207	1,057
5.750% due 12/25/2035 ^	1,911	1,655
5.750% due 02/25/2037 ^	1,520	1,215
5.750% due 07/25/2037 ^	769	651
6.000% due 05/25/2036 ^	2,449	1,997
6.000% due 07/25/2036	5,829	4,884
6.000% due 12/25/2036 ^	150	118
6.000% due 02/25/2037	782	636
6.000% due 02/25/2037 ^	9,205	8,762
6.000% due 07/25/2037 ^	916	747
6.000% due 09/25/2037 ^	415	337
6.250% due 09/25/2036 ^	1,295	1,000
6.250% due 02/25/2038 ^	1,524	1,228
Countrywide Home Loan Reperforming REMIC Trust
2.826% due 06/25/2035 •	1,826	1,765
4.972% due 01/25/2034 ^~	346	332
6.500% due 11/25/2034 ^	610	605
7.500% due 11/25/2034	291	296
7.500% due 06/25/2035 ^	985	1,011
Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1
3.001% due 03/25/2032 ~	319	307
3.636% due 09/25/2034 ^•	1,467	1,476
4.315% due 09/25/2034 ~	750	752
5.379% due 06/25/2032 ~	18	17
5.500% due 09/25/2035	3,905	3,609
7.500% due 05/25/2032	58	63
7.500% due 12/25/2032	1	1
Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
3.226% due 06/25/2034 •	270	268

See Accompanying Notes	15

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.009% due 07/25/2033 ~		$1,222	$1,220
4.306% due 10/25/2033 ~		44	44
4.323% due 05/25/2034 ~		1,706	1,753
5.500% due 10/25/2035		1,266	1,136
6.000% due 11/25/2035 ^		25	21
Credit Suisse Mortgage Capital Certificates
3.500% due 04/26/2038 ~		1,297	1,295
3.785% due 07/27/2037 ~		14,378	13,366
4.077% due 04/28/2037 ~		8,401	8,310
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~		1,186	557
5.837% due 04/25/2037 ~		20,119	8,949
5.863% due 02/25/2037 ^~		3,349	1,365
6.000% due 07/25/2036		1,196	980
6.000% due 04/25/2037 ^		1,264	887
7.000% due 08/25/2037 ^~		5,786	4,715
Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2057 (h)		190	188
0.000% due 01/25/2058 (h)		361	357
0.000% due 04/25/2058 (h)		12	12
2.730% due 05/27/2037 •		2,660	2,666
3.269% due 07/25/2057 ~		530,756	466,468
3.535% due 01/25/2058 ~		162,273	152,648
3.633% due 06/25/2048		850,651	829,644
3.770% due 04/25/2058 ~		519,706	525,330
4.386% due 06/01/2050 ~		1,525,613	1,561,917
CSMCM Trust
3.046% due 07/25/2057 (a)		15,364	13,278
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.586% due 08/25/2037 ^•		6,451	5,333
2.606% due 08/25/2036 ^•		3,853	3,590
2.666% due 06/25/2037 ^•		5,963	5,771
2.726% due 01/25/2047 •		3,989	3,360
2.816% due 02/25/2036 •		13,927	12,869
3.738% due 10/25/2035 ~		1,631	1,432
5.000% due 03/24/2049		3	3
5.500% due 12/25/2035 ^		1,089	982
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.586% due 10/25/2036 ^•		12	9
5.869% due 10/25/2036 ^Ø		952	892
5.886% due 10/25/2036 ^Ø		952	892
6.005% due 10/25/2036 ^~		720	675
6.300% due 07/25/2036 ^Ø		913	816
Deutsche Mortgage & Asset Receiving Corp.
2.730% due 11/27/2036 •		5,202	5,092
Downey Savings & Loan Association Mortgage Loan Trust
2.662% due 04/19/2047 ^•		870	778
3.302% due 09/19/2044 •		91	92
4.386% due 07/19/2044 ~		23	24
EMF-NL Prime BV
0.492% due 04/17/2041 •	EUR	6,120	6,593
Eurosail PLC
1.192% due 10/17/2040 •		2,405	2,704
First Horizon Alternative Mortgage Securities Trust
2.856% due 02/25/2037 •		$24	14
3.929% due 08/25/2035 ^~		2,036	1,830
4.173% due 03/25/2035 ~		48	39
4.580% due 08/25/2034 ~		411	409
5.500% due 05/25/2035		2,311	2,050
6.000% due 07/25/2036 ^		1,940	1,552
6.250% due 08/25/2037 ^		660	502
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		121	103
First Horizon Mortgage Pass-Through Trust
2.756% due 02/25/2035 •		17	15
3.945% due 10/25/2036 ~		511	447
4.067% due 10/25/2035 ^~		5,610	5,412
4.128% due 11/25/2035 ^~		994	917
4.300% due 08/25/2035 ~		969	804
4.363% due 11/25/2037 ^~		3,987	3,637
4.479% due 11/25/2034 ~		1,323	1,328
4.584% due 09/25/2035 ~		2,193	2,164
4.683% due 01/25/2037 ^~		41	37

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.739% due 10/25/2035 ~		$572	$569
5.077% due 04/25/2035 ~		995	1,016
5.250% due 05/25/2021 ^		303	214
5.750% due 02/25/2036 ^		437	372
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		62	63
General Motors Acceptance Corp.
7.430% due 12/01/2021		2	2
GMAC Mortgage Corp. Loan Trust
3.996% due 05/25/2035 ~		1,648	1,568
4.505% due 04/19/2036 ^~		3,512	3,303
4.508% due 06/25/2034 ~		15	15
4.524% due 06/19/2035 ~		161	158
5.118% due 06/25/2034 ~		26	26
GPT GPP Mortgage Trust
3.496% due 06/15/2035 •		3,666	3,648
Great Hall Mortgages PLC
0.000% due 03/18/2039 •	EUR	1,325	1,459
0.976% due 03/18/2039 •	GBP	38,599	49,258
0.986% due 06/18/2039 •		11,337	14,395
2.745% due 06/18/2039 •		$17,465	17,015
GreenPoint Mortgage Funding Trust
2.686% due 10/25/2046 ^•		641	554
2.756% due 04/25/2036 ^•		43	127
2.826% due 10/25/2046 ^•		680	511
2.926% due 06/25/2045 •		545	526
3.026% due 11/25/2045 •		356	311
GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		18,300	18,212
GS Mortgage Securities Trust
1.959% due 11/10/2045 ~(a)		38,878	2,281
3.199% due 10/10/2031		8,510	8,456
GSC Capital Corp. Mortgage Trust
2.666% due 05/25/2036 ^•		201	186
GSMPS Mortgage Loan Trust
2.836% due 09/25/2035 •		5,102	4,566
7.500% due 06/25/2043		2,432	2,661
GSR Mortgage Loan Trust
2.786% due 07/25/2035 •		170	156
2.840% due 01/25/2034 •		37	36
3.591% due 06/25/2034 ~		264	261
3.980% due 04/25/2032 •		97	88
4.163% due 05/25/2035 ~		1,140	1,130
4.191% due 11/25/2035 ^~		2,392	1,983
4.204% due 04/25/2036 ~		56	50
4.259% due 05/25/2035 ~		25	24
4.300% due 03/25/2033 •		16	16
4.329% due 07/25/2035 ~		37	37
4.404% due 03/25/2037 ^~		5,599	5,011
4.408% due 01/25/2036 ^~		125	126
4.413% due 09/25/2035 ~		43	44
4.460% due 11/25/2035 ~		18	18
4.466% due 11/25/2035 ~		13,927	14,112
4.480% due 04/25/2035 ~		274	275
4.759% due 04/25/2035 ~		1,826	1,850
5.000% due 05/25/2036 ^		217	472
5.000% due 05/25/2037 ^		7	7
5.500% due 06/25/2035		2,487	2,620
5.500% due 06/25/2036 ^		1,053	1,026
6.000% due 08/25/2021 ^		60	58
6.000% due 03/25/2032		6	6
6.000% due 11/25/2035 ^		10,750	8,158
6.000% due 11/25/2035		1,122	915
6.000% due 02/25/2036 ^		5,072	4,282
6.000% due 01/25/2037 ^		1,156	1,049
6.000% due 03/25/2037 ^		30	26
6.000% due 07/25/2037 ^		266	236
6.250% due 09/25/2036 ^		596	572
6.500% due 09/25/2036 ^		3,140	2,416
HarborView Mortgage Loan Trust
2.682% due 09/19/2046 ^•		3,738	3,397
2.922% due 05/19/2035 •		11,822	11,484
2.962% due 06/19/2035 •		1,677	1,668
2.975% due 06/19/2045 ^•		11,794	7,720

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.042% due 06/19/2034 •	$541	$524
3.082% due 04/19/2034 •	606	578
3.122% due 01/19/2035 •	1,495	1,434
3.182% due 01/19/2035 •	2,505	2,206
3.202% due 01/19/2035 •	136	133
3.282% due 11/19/2034 •	215	198
3.486% due 10/25/2037 •	1,427	1,431
3.864% due 06/19/2036 ^~	3,519	2,365
4.115% due 07/19/2035 ^~	335	317
4.354% due 08/19/2036 ^~	785	741
4.366% due 06/19/2036 ^~	6,094	4,100
4.652% due 04/19/2034 ~	15	16
4.867% due 12/19/2035 ^~	1,529	1,514
Hilton USA Trust
2.828% due 11/05/2035	33,800	33,607
Holmes Master Issuer PLC
3.147% due 10/15/2054 •	57,500	57,431
HomeBanc Mortgage Trust
2.746% due 01/25/2036 •	1,764	1,754
3.226% due 12/25/2034 •	2,194	2,188
3.346% due 08/25/2029 •	1,139	1,095
3.443% due 04/25/2037 ^~	1,677	1,561
HSI Asset Securitization Corp. Trust
2.706% due 11/25/2035 •	14,197	12,814
Impac CMB Trust
3.226% due 11/25/2034 •	1,048	1,047
3.246% due 10/25/2033 •	16	15
3.266% due 10/25/2034 •	474	465
4.647% due 09/25/2034 Ø	171	183
Impac Secured Assets CMN Owner Trust
4.299% due 07/25/2035 ~	824	710
Impac Secured Assets Trust
2.656% due 01/25/2037 •	3,939	3,845
IndyMac Adjustable Rate Mortgage Trust
3.909% due 01/25/2032 ~	59	59
3.947% due 01/25/2032 ~	271	267
4.332% due 08/25/2031 ~	284	240
IndyMac Mortgage Loan Trust
2.626% due 04/25/2037 •	2,426	2,438
2.666% due 02/25/2037 ^•	2,684	2,571
2.666% due 02/25/2037 •	15,255	13,900
2.686% due 11/25/2046 •	562	515
2.696% due 05/25/2046 •	105	101
2.786% due 11/25/2035 ^•	511	392
2.786% due 06/25/2037 ^•	986	624
2.946% due 04/25/2035 •	182	173
2.966% due 07/25/2035 •	1,830	1,793
3.126% due 07/25/2045 •	51	50
3.141% due 06/25/2037 ~	6,435	4,662
3.266% due 05/25/2034 •	4	4
3.286% due 11/25/2034 •	42	39
3.291% due 06/25/2037 ^~	2,411	2,208
3.306% due 11/25/2034 ^•	1,133	988
3.471% due 01/25/2035 ~	94	89
3.502% due 07/25/2037 ~	1,361	1,131
3.740% due 04/25/2037 ^~	9,837	8,622
3.772% due 12/25/2035 ~	3,365	3,132
3.797% due 05/25/2036 ~	2,585	2,388
3.862% due 04/25/2037 ~	6,459	6,015
3.863% due 10/25/2035 ~	410	366
3.900% due 02/25/2035 ~	396	377
3.900% due 08/25/2036 ~	1,423	1,403
3.934% due 01/25/2036 ^~	487	437
3.949% due 01/25/2036 ^~	4,147	3,775
3.953% due 08/25/2035 ~	535	480
3.953% due 08/25/2035 ^~	454	408
3.997% due 08/25/2035 ~	39	35
4.004% due 03/25/2036 ^~	2,534	2,303
4.033% due 09/25/2035 ^~	11,102	10,310
4.276% due 12/25/2034 ~	80	80
4.395% due 10/25/2034 ~	1,851	1,900
4.589% due 01/25/2036 ~	5,470	5,416
6.250% due 11/25/2037 ^	1,204	920

16	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
JPMorgan Alternative Loan Trust
2.626% due 03/25/2037 •		$1,554	$1,502
3.893% due 12/25/2036 ~		10,838	10,172
4.060% due 11/25/2036 ^~		1,129	1,127
4.258% due 05/25/2037 ^~		5,522	4,988
5.660% due 05/26/2037 ~		30,255	25,420
6.050% due 05/25/2036 Ø		195	188
JPMorgan Chase Commercial Mortgage Securities Trust
3.474% due 12/15/2049 ~		6,700	6,885
3.484% due 06/15/2032 •		5,277	5,264
JPMorgan Mortgage Trust
3.674% due 07/27/2037 ~		10,110	10,163
4.012% due 08/25/2036 ^~		2,670	2,521
4.015% due 05/25/2036 ~		3,241	3,179
4.093% due 10/25/2035 ^~		604	534
4.112% due 10/25/2036 ~		114	101
4.171% due 11/25/2033 ~		10	10
4.173% due 02/25/2034 ~		332	333
4.207% due 10/25/2035 ^~		1,505	1,389
4.220% due 11/25/2035 ^~		1,294	1,252
4.240% due 10/25/2036 ^~		3,074	2,745
4.246% due 04/25/2036 ~		3,228	3,224
4.246% due 04/25/2036 ^~		1,460	1,413
4.252% due 06/25/2035 ~		3,604	3,592
4.262% due 04/25/2037 ^~		407	379
4.304% due 11/25/2035 ^~		2,301	2,151
4.305% due 06/25/2035 ~		2,403	2,395
4.320% due 08/25/2035 ^~		1,761	1,710
4.327% due 07/25/2035 ~		247	249
4.329% due 07/25/2035 ~		4,886	5,021
4.337% due 08/25/2035 ~		3,144	3,176
4.374% due 10/25/2036 ^~		39	36
4.374% due 10/25/2036 ~		21,323	19,851
4.384% due 04/25/2036 ^~		3,628	3,335
4.389% due 04/25/2035 ~		134	136
4.392% due 06/25/2035 ~		359	333
4.399% due 09/25/2035 ~		284	281
4.408% due 10/25/2035 ~		8,595	8,745
4.429% due 10/25/2035 ~		10,545	9,985
4.430% due 07/25/2035 ~		1,084	1,094
4.436% due 07/25/2035 ~		26	27
4.562% due 07/25/2035 ~		453	462
4.567% due 07/25/2035 ~		1,298	1,307
4.579% due 02/25/2036 ^~		13,284	12,082
4.619% due 08/25/2035 ~		1,099	1,109
4.687% due 07/25/2035 ~		129	129
4.688% due 02/25/2036 ^~		69	64
5.000% due 08/25/2020		183	181
5.500% due 03/25/2022 ^		140	136
5.500% due 07/25/2036 ^		878	762
5.750% due 01/25/2036 ^		24	18
6.500% due 07/25/2036 ^		3,731	2,707
6.500% due 08/25/2036 ^		566	422
Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	2	11,877
1.659% due 02/22/2045 •		134,064	170,745
2.250% due 02/22/2045		9,470	8,667
2.859% due 02/22/2045 •		29,232	36,966
Lavender Trust
6.250% due 10/26/2036		$5,506	4,339
Lehman Mortgage Trust
2.806% due 08/25/2036 ^•		6,395	5,022
3.136% due 06/25/2037 ^•		584	516
5.000% due 12/25/2035 ^		142	130
5.220% due 01/25/2036 ^~		3,462	3,438
5.334% due 12/25/2035 ~		4,779	2,638
5.500% due 01/25/2036		954	793
5.792% due 04/25/2036 ^~		799	706
6.000% due 07/25/2036 ^		5,850	4,463

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Lehman XS Trust
2.606% due 07/25/2037 •	$1,028	$2,250
2.646% due 03/25/2047 ^•	4,163	4,100
2.656% due 12/25/2036 ^•	1	33
2.676% due 11/25/2046 •	273	257
2.686% due 08/25/2046 •	12,027	11,464
2.686% due 08/25/2046 ^•	1,356	1,260
3.989% due 07/25/2035 •	2,290	2,285
Luminent Mortgage Trust
2.646% due 11/25/2036 ^•	250	227
2.686% due 02/25/2046 •	71	65
2.726% due 04/25/2036 •	11,765	9,996
2.846% due 12/25/2036 ^•	4,552	4,269
MASTR Adjustable Rate Mortgages Trust
2.686% due 05/25/2047 •	439	466
2.696% due 04/25/2046 •	5,848	5,320
2.726% due 05/25/2037 •	954	567
2.906% due 05/25/2047 ^•	80	906
3.086% due 05/25/2047 ^•	637	902
3.139% due 07/25/2035 ^~	677	637
4.012% due 12/25/2033 ~	30	29
4.143% due 12/25/2034 ~	2,417	2,375
4.177% due 03/25/2035 ~	377	362
4.191% due 05/25/2034 ~	116	115
4.321% due 10/25/2032 ~	306	307
4.565% due 12/25/2033 ~	115	115
4.966% due 10/25/2034 ~	1,620	1,588
MASTR Alternative Loan Trust
2.886% due 03/25/2036 ^•	6,984	1,405
MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	464	444
MASTR Reperforming Loan Trust
2.846% due 07/25/2035 ^•	3,214	2,527
7.000% due 08/25/2034	2,101	2,126
7.000% due 05/25/2035	586	564
MASTR Seasoned Securitization Trust
6.500% due 08/25/2032 ~	2,826	2,916
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
3.184% due 11/15/2031 •	1,951	1,953
3.224% due 09/15/2030 •	636	631
3.364% due 11/15/2031 •	38	38
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.142% due 10/20/2029 •	1,423	1,448
3.344% due 08/15/2032 •	90	88
Merrill Lynch Alternative Note Asset Trust
2.596% due 03/25/2037 •	920	388
2.660% due 02/25/2037 •	801	800
2.786% due 03/25/2037 •	2,435	1,050
4.094% due 06/25/2037 ^~	1,421	1,102
6.000% due 03/25/2037	1,168	420
Merrill Lynch Mortgage Investors Trust
2.736% due 11/25/2035 •	16	15
2.756% due 04/25/2035 •	332	331
3.106% due 10/25/2028 •	45	45
3.146% due 06/25/2028 •	731	725
3.146% due 09/25/2029 •	54	53
3.146% due 11/25/2029 •	172	169
3.177% due 04/25/2029 •	417	411
3.226% due 03/25/2028 •	34	33
3.266% due 03/25/2028 •	13	13
3.364% due 10/25/2028 •	29	28
3.397% due 11/25/2029 •	184	184
3.978% due 06/25/2035 ~	6,167	6,179
4.076% due 08/25/2034 ~	686	689
4.185% due 12/25/2032 •	225	225
4.361% due 02/25/2033 ~	23	23
4.398% due 05/25/2033 ~	13	13
4.402% due 09/25/2035 ^~	8,894	8,135

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.406% due 09/25/2035 ~		$2,170	$2,174
4.420% due 12/25/2035 ~		944	925
4.447% due 02/25/2035 ~		4,017	4,165
4.485% due 07/25/2035 ^~		366	359
4.496% due 12/25/2035 ~		848	816
4.522% due 06/25/2037 ~		713	720
4.528% due 05/25/2033 ~		2,866	2,875
4.538% due 02/25/2034 ~		8	8
4.565% due 12/25/2034 ~		33	34
4.631% due 05/25/2036 ~		2,688	2,720
4.671% due 11/25/2035 •		3,320	3,384
Morgan Stanley Mortgage Loan Trust
2.746% due 03/25/2036 •		1,454	1,180
2.766% due 01/25/2036 •		11,443	8,786
2.776% due 12/25/2035 •		36	31
2.796% due 01/25/2035 •		6	6
2.806% due 01/25/2035 •		2,768	2,722
3.123% due 06/25/2037 ~		3,646	2,384
3.674% due 07/25/2035 ~		387	343
3.691% due 11/25/2037 ~		11,920	10,145
3.996% due 06/25/2036 ~		11,556	8,617
4.092% due 07/25/2035 ^~		7,525	6,962
4.275% due 07/25/2035 ^~		159	151
4.399% due 06/25/2036 ~		178	180
4.525% due 09/25/2035 ^~		2,441	1,610
5.701% due 02/25/2047 Ø		1,843	1,190
6.000% due 02/25/2036 ^		451	460
6.000% due 10/25/2037 ^		1,658	1,341
MortgageIT Mortgage Loan Trust
2.716% due 04/25/2036 •		9,810	9,339
MortgageIT Trust
3.266% due 02/25/2035 •		533	532
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^		655	662
New York Mortgage Trust
4.637% due 05/25/2036 ^~		9,597	9,358
Newgate Funding PLC
0.291% due 12/15/2050 •	EUR	70,159	76,261
1.012% due 12/01/2050 •	GBP	687	842
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.486% due 05/25/2035 •		$3,527	2,807
4.115% due 10/25/2035 ~		81	80
5.040% due 02/25/2036 ^~		406	360
5.820% due 03/25/2047 Ø		977	1,003
7.000% due 02/19/2030 ~		791	801
Paragon Mortgages PLC
1.168% due 10/15/2041 •	GBP	1,643	2,031
1.230% due 05/15/2041 •		18,682	23,677
Prime Mortgage Trust
2.886% due 02/25/2034 •		$1,237	1,181
6.000% due 06/25/2036 ^		159	158
Proteus RMBS DAC
0.000% due 10/29/2054 «	EUR	481	7,445
0.000% due 10/29/2054		33,620	18,604
0.143% due 10/29/2054		277,823	311,461
0.593% due 10/29/2054		20,861	23,356
0.793% due 10/29/2054		15,172	16,987
1.443% due 10/29/2054		11,379	12,716
2.693% due 10/29/2054		9,482	10,519
Provident Funding Mortgage Loan Trust
3.863% due 10/25/2035 ~		$421	405
4.813% due 04/25/2034 ~		339	344
RAAC Trust
2.856% due 09/25/2034 •		377	376
RBSGC Mortgage Loan Trust
2.866% due 12/25/2034 •		24,069	21,155
RBSSP Resecuritization Trust
2.710% due 10/27/2036 •		2,839	2,396
2.730% due 08/27/2037 •		3,169	3,103
2.760% due 09/27/2037 •		9,301	7,226
2.820% due 02/27/2037 •		3,413	2,951

See Accompanying Notes	17

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Regal Trust
2.560% due 09/29/2031 •		$17	$17
Residential Accredit Loans, Inc. Trust
2.616% due 02/25/2037 •		6,998	6,758
2.626% due 01/25/2037 •		6,040	5,819
2.636% due 02/25/2037 •		2,672	2,457
2.666% due 05/25/2036 •		15,875	14,906
2.666% due 09/25/2036 •		2,913	2,726
2.671% due 12/25/2036 •		36	33
2.676% due 07/25/2036 •		3,714	3,429
2.676% due 08/25/2036 ^•		6,875	6,387
2.676% due 09/25/2036 ^•		61	57
2.696% due 06/25/2037 •		2,011	1,747
2.756% due 02/25/2046 ^•		1,740	1,321
2.786% due 08/25/2035 •		440	394
2.816% due 03/25/2037 •		1,324	396
2.886% due 11/25/2036 ^•		1,674	1,267
3.757% due 09/25/2045 •		364	339
4.266% due 08/25/2035 ^~		1,612	1,038
4.449% due 04/25/2035 ~		1,855	1,750
5.157% due 09/25/2035 ^~		386	351
5.250% due 09/25/2020		2,014	1,967
5.437% due 02/25/2036 ^~		995	881
6.000% due 08/25/2036 ^		1,998	1,824
6.000% due 09/25/2036 ^		1,987	1,767
6.000% due 09/25/2036		1,739	1,546
6.000% due 11/25/2036 ^		2,230	2,003
6.000% due 01/25/2037 ^		11	10
6.250% due 03/25/2037 ^		1,631	1,435
6.500% due 07/25/2037 ^		555	512
6.500% due 09/25/2037 ^		2,044	1,966
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		200	222
Residential Asset Securitization Trust
2.936% due 12/25/2036 ^•		515	150
5.000% due 08/25/2019		230	226
5.500% due 08/25/2034		91	93
5.500% due 06/25/2035 ^		505	425
5.750% due 02/25/2036 ^		719	501
6.000% due 04/25/2037 ^		304	265
6.000% due 05/25/2037 ^		174	150
6.000% due 07/25/2037 ^		1,218	791
6.250% due 08/25/2036		119	104
6.250% due 10/25/2036 ^		357	358
6.250% due 11/25/2036 ^		2,020	1,307
6.250% due 09/25/2037 ^		2,107	1,315
6.500% due 08/25/2036		1,365	719
6.500% due 09/25/2036 ^		1,398	930
Residential Funding Mortgage Securities, Inc. Trust
4.667% due 02/25/2037 ~		3,326	2,746
4.759% due 11/25/2035 ^~		247	229
4.793% due 06/25/2035 ~		350	354
4.806% due 02/25/2036 ^~		2,425	2,243
5.077% due 07/27/2037 ^~		8,081	7,199
5.500% due 12/25/2034		428	438
5.750% due 12/25/2035		1,255	1,226
6.000% due 06/25/2036 ^		1,327	1,312
6.000% due 07/25/2036 ^		1,607	1,598
6.000% due 10/25/2036 ^		6,907	6,456
6.000% due 06/25/2037 ^		721	666
6.500% due 03/25/2032		90	93
RESIMAC Bastille Trust
3.332% due 12/16/2059 •		388	388
Resloc UK PLC
1.065% due 12/15/2043 •	GBP	2,878	3,457
RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	2,146	2,282
0.995% due 06/12/2044 •	GBP	31,019	38,103

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	79,607	$37,165
0.291% due 09/28/2055 •		839,926	938,946
0.441% due 09/28/2055 •		62,548	69,463
0.691% due 09/28/2055 •		42,646	47,129
1.000% due 09/28/2055 ~		15,864	3,480
1.191% due 09/28/2055 •		25,587	28,075
1.941% due 09/28/2055 •		42,646	46,320
Securitized Asset Sales, Inc.
4.986% due 11/26/2023 ~		$44	40
Sequoia Mortgage Trust
2.688% due 07/20/2036 •		55	53
2.698% due 06/20/2036 •		1,320	1,270
2.838% due 07/20/2033 •		143	139
3.148% due 06/20/2033 •		9	9
3.194% due 05/20/2034 •		1,279	1,249
3.214% due 05/20/2034 •		384	383
3.248% due 10/20/2027 •		47	45
3.288% due 10/20/2027 •		677	662
3.415% due 09/20/2033 •		229	227
3.712% due 01/20/2047 ^~		1,808	1,463
3.805% due 09/20/2046 ^~		3,749	3,068
4.248% due 01/20/2047 ^~		2,508	2,211
Structured Adjustable Rate Mortgage Loan Trust
0.490% (LIBOR01M + 0.300%) due 09/25/2034 ~		1,537	1,443
2.786% due 10/25/2035 •		831	829
2.786% due 08/25/2036 ^•		4,919	3,880
3.797% due 01/25/2035 ^•		193	185
3.876% due 11/25/2035 ^~		328	308
3.961% due 04/25/2036 ^~		3,871	3,254
3.986% due 06/25/2036 ^~		367	364
4.014% due 12/25/2035 ~		3,212	3,076
4.095% due 01/25/2035 ~		475	472
4.185% due 10/25/2037 ^•		653	594
4.213% due 02/25/2036 ^~		1,874	1,735
4.291% due 08/25/2035 ~		53	53
4.302% due 05/25/2036 ^~		4,688	4,425
4.392% due 12/25/2034 ~		47	47
4.415% due 02/25/2036 ^~		2,384	1,929
4.498% due 03/25/2036 ^~		611	557
4.514% due 02/25/2036 ^~		4,194	3,966
4.542% due 09/25/2034 ~		655	665
4.567% due 09/25/2035 ~		1,341	1,297
4.570% due 02/25/2034 ~		930	934
4.578% due 08/25/2034 ~		569	566
4.578% due 05/25/2036 ^~		986	946
4.596% due 09/25/2034 ~		13	13
Structured Asset Mortgage Investments Trust
2.676% due 06/25/2036 •		1,798	1,789
2.696% due 04/25/2036 •		862	810
2.696% due 05/25/2036 •		127	118
2.706% due 05/25/2046 •		10,940	6,247
2.716% due 02/25/2036 ^•		228	221
2.732% due 07/19/2035 •		3,615	3,561
2.746% due 03/25/2037 •		2,229	1,634
2.746% due 05/25/2046 ^•		12	21
2.796% due 12/25/2035 ^•		3,059	2,968
2.826% due 03/25/2037 ^•		163	92
3.142% due 09/19/2032 •		1,847	1,813
3.182% due 01/19/2034 •		227	223
3.322% due 10/19/2033 •		447	421
3.732% due 02/25/2036 ^•		11,237	11,061
3.797% due 12/25/2035 ^•		2,329	2,337
6.328% due 06/25/2029 ~		14	14
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates
3.092% due 05/25/2022 ~		3	3

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Structured Asset Securities Corp.
4.659% due 04/15/2027 ~		$11	$11
5.500% due 06/25/2035		1,443	1,494
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		2,930	2,483
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.356% due 01/25/2034 ~		2,145	2,152
4.553% due 07/25/2032 ~		30	28
4.695% due 07/25/2033 ~		28	28
4.710% due 03/25/2033 ~		1,154	1,186
4.770% due 11/25/2033 ~		110	110
5.341% due 06/25/2034 Ø		140	140
Structured Asset Securities Corp. Trust
5.750% due 02/25/2035		9,180	9,374
SunTrust Adjustable Rate Mortgage Loan Trust
4.304% due 10/25/2037 ~		850	800
4.611% due 01/25/2037 ^~		4,031	3,778
4.638% due 04/25/2037 ^~		605	511
4.722% due 02/25/2037 ^~		584	551
SunTrust Alternative Loan Trust
3.136% due 12/25/2035 ^•		4,928	4,149
5.750% due 12/25/2035 ^		3,240	3,044
6.000% due 04/25/2036 ^		736	575
Taurus IT SRL
1.192% due 02/18/2027 •	EUR	687	771
TBW Mortgage-Backed Trust
5.630% due 01/25/2037 ^Ø		$694	340
5.970% due 09/25/2036 ^Ø		5,583	507
6.015% due 07/25/2037 Ø		1,222	844
6.500% due 07/25/2036		5,035	2,580
Thornburg Mortgage Securities Trust
2.836% due 12/25/2033 •		542	534
4.014% due 10/25/2043 ~		284	280
4.044% due 06/25/2047 •		4	3
4.044% due 06/25/2047 ^•		36,448	34,047
4.094% due 03/25/2037 ^•		14,944	13,439
4.306% due 09/25/2037 ~		4,790	4,796
4.361% due 09/25/2047 ~		41,473	37,188
4.625% due 10/25/2046 •		91,612	91,794
4.721% due 07/25/2036 •		67,016	64,953
Trinity Square PLC
2.078% due 07/15/2051 •	GBP	10,444	13,656
Wachovia Mortgage Loan Trust LLC
4.185% due 08/20/2035 ^~		$3,051	2,873
4.548% due 03/20/2037 ^~		1,958	1,922
4.646% due 08/20/2035 ^~		1,898	1,848
4.671% due 10/20/2035 ~		600	562
4.696% due 10/20/2035 ~		27	28
Waldorf Astoria Boca Raton Trust
3.834% due 06/15/2029 •		7,400	7,406
4.534% due 06/15/2029 •		13,300	13,314
WaMu Mortgage Pass-Through Certificates Trust
2.375% due 07/25/2047 ^•		3,486	2,888
2.556% due 05/25/2046 •		291	279
2.556% due 12/25/2046 •		7,908	7,856
2.625% due 10/25/2046 •		9,808	9,412
2.756% due 12/25/2045 •		539	536
2.896% due 11/25/2045 •		322	315
2.896% due 12/25/2045 •		273	272
3.066% due 07/25/2045 •		250	249
3.157% due 04/25/2047 •		12,340	12,230
3.167% due 05/25/2047 •		13,932	13,070
3.226% due 11/25/2034 •		792	787
3.297% due 04/25/2037 ^~		2,773	2,523
3.356% due 05/25/2037 ^~		115	103
3.397% due 08/25/2046 •		168	158
3.466% due 11/25/2034 •		385	384
3.644% due 11/25/2036 ^~		25	24

18	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.646% due 08/25/2035 ~		$370	$362
3.674% due 12/25/2036 ^~		10,761	10,433
3.680% due 05/25/2037 ^~		1,960	1,884
3.681% due 04/25/2037 ^~		1,191	1,147
3.703% due 12/25/2036 ^~		70	67
3.710% due 12/25/2036 ^~		8,823	8,683
3.740% due 03/25/2036 ^~		16,056	14,773
3.775% due 08/25/2036 ^~		1,298	1,214
3.797% due 06/25/2042 •		482	470
3.857% due 09/25/2036 ^~		5,383	5,142
3.865% due 08/25/2046 ^~		8,333	8,051
3.874% due 02/25/2037 ^~		575	553
3.891% due 08/25/2036 ^~		171	166
3.898% due 02/25/2037 ^~		6,087	5,621
3.911% due 05/25/2035 ~		25,092	25,440
3.912% due 02/25/2037 ^~		14,412	14,024
3.917% due 08/25/2036 ~		10,406	9,518
3.925% due 01/25/2036 ^~		5,205	5,048
3.934% due 04/25/2035 ~		4,800	4,891
3.943% due 07/25/2037 ^~		328	304
3.992% due 02/25/2037 ^~		7,501	7,373
4.016% due 10/25/2035 ~		718	711
4.072% due 12/25/2035 ~		1,895	1,837
4.090% due 03/25/2037 ~		22,123	22,091
4.117% due 09/25/2035 ~		14,692	14,763
4.175% due 08/25/2034 ~		268	273
4.256% due 12/25/2035 ~		11,543	11,556
4.346% due 09/25/2033 ~		632	648
4.377% due 09/25/2033 ~		68	69
4.467% due 03/25/2035 ~		1,643	1,622
4.720% due 01/25/2033 ~		106	109
Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (h)	GBP	4	17,371
1.639% due 12/21/2049 •		223,681	289,307
2.339% due 12/21/2049 •		23,296	30,021
2.839% due 12/21/2049 •		11,648	15,172
3.339% due 12/21/2049 •		6,656	8,700
3.839% due 12/21/2049 •		6,656	8,521
Washington Mutual Mortgage Pass-Through Certificates Trust
2.646% due 02/25/2037 ^•		$15,608	12,466
2.936% due 04/25/2035 •		8,066	6,614
3.367% due 05/25/2046 ^•		4,688	3,989
3.632% due 05/25/2033 ~		110	107
3.797% due 02/25/2033 ~		10	10
4.160% due 06/25/2033 ~		2,441	2,423
4.331% due 09/25/2036 ^Ø		3,602	1,634
4.395% due 02/25/2031 ~		1	1
5.500% due 11/25/2035 ^		705	658
5.500% due 06/25/2037 ^		1,483	1,485
6.000% due 04/25/2036 ^		1,590	1,450
6.268% due 07/25/2036 Ø		1,428	615
6.449% due 07/25/2036 ^Ø		2,439	1,051
Wells Fargo Alternative Loan Trust
4.588% due 07/25/2037 ^~		1,294	1,210
Wells Fargo Commercial Mortgage Trust
3.615% due 12/15/2049		11,561	11,887
Wells Fargo Mortgage-Backed Securities Trust
2.986% due 07/25/2037 ^•		770	689
4.365% due 05/25/2035 ~		42	41
4.451% due 06/25/2033 ~		152	155
4.489% due 07/25/2034 ~		10	11
4.532% due 10/25/2035 ~		3,001	3,031
4.540% due 10/25/2035 ~		480	481
4.542% due 07/25/2036 ~		11,263	11,319
4.558% due 12/25/2034 ~		359	369
4.629% due 06/25/2034 ~		1,526	1,586
4.675% due 08/25/2033 ~		74	75
4.675% due 04/25/2036 ^~		13	13

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.683% due 05/25/2035 ~	$1,040	$1,052
4.723% due 09/25/2033 ~	62	63
4.750% due 10/25/2036 ^~	2,820	2,820
4.751% due 10/25/2035 ~	7,757	7,775
4.796% due 06/25/2035 ~	1,639	1,696
4.810% due 03/25/2036 ~	5,582	5,700
4.828% due 12/25/2033 ~	430	440
4.845% due 11/25/2034 ~	362	368
4.903% due 12/25/2033 ~	87	90
4.903% due 06/25/2035 ~	179	186
4.915% due 11/25/2034 ~	63	65
4.940% due 01/25/2035 ~	1,605	1,627
4.954% due 03/25/2036 ~	28,676	29,342
4.961% due 03/25/2036 ^~	2,945	2,872
4.974% due 12/25/2034 ~	7	7
4.990% due 03/25/2036 ~	1,001	985
5.000% due 03/25/2036	711	679
5.004% due 04/25/2036 ~	5,684	5,693
5.004% due 04/25/2036 ^~	243	243
5.010% due 01/25/2035 ~	393	412
5.102% due 03/25/2036 ~	99	97
5.170% due 04/25/2036 ~	2,591	2,555
5.178% due 07/25/2036 ^~	699	704
5.222% due 03/25/2036 ^~	1,517	1,530
5.500% due 11/25/2035	119	120
5.500% due 01/25/2036 ^	1,135	1,131
5.500% due 02/25/2037 ^	481	452
5.750% due 02/25/2037	277	263
5.750% due 04/25/2037 ^	1,948	1,947
6.000% due 08/25/2036	1,492	1,476
6.000% due 03/25/2037 ^	1,358	1,322
6.000% due 04/25/2037 ^	1,805	1,806
6.000% due 07/25/2037 ^	10,315	10,230
6.000% due 08/25/2037 ^	353	353
6.000% due 08/25/2037	5,184	5,176
6.250% due 07/25/2037 ^	115	113

Total Non-Agency Mortgage-Backed Securities (Cost $8,778,237)		8,782,029

ASSET-BACKED SECURITIES 10.4%
Aames Mortgage Investment Trust
3.266% due 10/25/2035 •	3,100	3,093
Accredited Mortgage Loan Trust
2.616% due 02/25/2037 •	259	260
2.806% due 12/25/2035 •	641	639
3.356% due 01/25/2035 •	812	806
4.330% due 06/25/2033 Ø	1,645	1,604
4.980% due 10/25/2033 Ø	1,256	1,292
ACE Securities Corp. Home Equity Loan Trust
2.546% due 10/25/2036 •	12	6
2.596% due 12/25/2036 •	6,240	2,262
2.646% due 08/25/2036 ^•	5,265	1,711
2.686% due 12/25/2036 •	24,059	8,882
2.706% due 08/25/2036 ^•	6,765	2,224
3.036% due 12/25/2045 ^•	5,344	3,821
3.106% due 02/25/2036 ^•	2,760	2,608
3.146% due 11/25/2035 •	11,404	11,435
3.186% due 08/25/2045 •	3,161	3,114
3.461% due 11/25/2033 •	1,890	1,868
3.461% due 12/25/2034 •	310	306
3.461% due 07/25/2035 •	3,118	3,146
4.286% due 10/25/2032 •	1,077	1,084
Aegis Asset-Backed Securities Trust
2.916% due 12/25/2035 •	3,300	3,206
2.966% due 06/25/2035 •	3,500	3,150
Allegro CLO Ltd.
3.971% due 01/30/2026 •	10,907	10,909
Ally Master Owner Trust
2.804% due 07/15/2022 •	15,300	15,304

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
AmeriCredit Automobile Receivables Trust
1.800% due 10/08/2021		$3,800	$3,778
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.176% due 04/25/2034 •		113	114
3.266% due 05/25/2034 •		2,566	2,576
3.356% due 07/25/2034 •		371	372
4.429% due 05/25/2034 ^Ø		686	692
5.861% due 11/25/2032 ^•		3,776	3,802
Amortizing Residential Collateral Trust
3.521% due 07/25/2032 •		66	66
3.611% due 08/25/2032 •		129	126
Apex Credit CLO Ltd.
3.611% due 10/27/2028 •		25,000	24,996
Apidos CLO
3.741% due 01/19/2025 •		8,736	8,738
Arbor Realty Commercial Real Estate Notes Ltd.
3.784% due 04/15/2027 •		19,400	19,422
Ares CLO Ltd.
3.963% due 04/17/2026 •		9,500	9,504
Argent Securities Trust
2.596% due 09/25/2036 •		4,655	1,873
2.636% due 06/25/2036 •		20,890	7,352
2.636% due 09/25/2036 •		24,034	9,718
2.676% due 03/25/2036 •		6,830	4,290
2.756% due 05/25/2036 •		26,603	10,026
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.806% due 01/25/2036 •		12,729	11,754
3.611% due 11/25/2034 •		3,522	3,517
4.511% due 05/25/2034 •		709	704
Asset-Backed Funding Certificates Trust
3.346% due 12/25/2030 •		786	768
3.536% due 03/25/2034 ^•		2,852	2,658
3.581% due 05/25/2032 •		530	526
Asset-Backed Securities Corp. Home Equity Loan Trust
2.566% due 05/25/2037 •		209	148
2.936% due 11/25/2035 •		5,800	5,816
3.246% due 10/25/2034 •		1	1
3.834% due 04/15/2033 •		1,689	1,682
4.930% due 08/15/2033 •		566	558
5.709% due 08/15/2032 •		6,943	6,757
Avery Point CLO Ltd.
3.871% due 04/25/2026 •		1,103	1,103
3.900% due 01/18/2025 •		13,920	13,938
B2R Mortgage Trust
2.567% due 06/15/2049		19,226	18,988
Barings Euro CLO BV
1.050% due 07/27/2030	EUR	1,400	1,577
Bayview Opportunity Master Fund Trust
3.844% due 04/28/2033 Ø		$3,671	3,688
Bear Stearns Asset-Backed Securities Trust
2.596% due 04/25/2031 •		1,187	1,699
2.656% due 12/25/2036 ^•		4,144	4,334
2.676% due 05/25/2037 •		883	881
2.690% due 12/25/2036		9,914	9,911
2.726% due 06/25/2047 •		7,500	7,401
2.826% due 05/25/2036 ^•		3,106	3,838
2.886% due 11/25/2034 ^•		1,517	1,391
2.886% due 02/25/2036 •		10,000	9,950
2.936% due 12/25/2042 •		126	125
3.126% due 12/25/2034 •		5	4
3.146% due 10/25/2032 •		944	948
3.286% due 10/27/2032 •		820	801
3.461% due 08/25/2035 •		2,016	2,019
3.486% due 10/25/2037 •		225	226
3.486% due 11/25/2042 •		172	172
3.536% due 08/25/2037 •		6,714	5,922
3.611% due 02/25/2035 •		4,351	4,378

See Accompanying Notes	19

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.860% due 10/25/2036 ~		$1,120	$790
4.332% due 07/25/2036 ~		80	80
4.618% due 06/25/2043 ~		441	442
5.500% due 01/25/2034 Ø		27	28
Black Diamond CLO Ltd.
3.823% due 02/06/2026 •		25,836	25,831
Capital Auto Receivables Asset Trust
1.690% due 03/20/2021		13,422	13,372
2.540% due 10/20/2020		30,800	30,784
2.658% due 10/20/2020 •		4,455	4,455
CARDS Trust
2.834% due 04/17/2023 •		53,000	53,032
3.047% due 04/17/2023		53,300	53,456
CarMax Auto Owner Trust
2.730% due 08/16/2021		29,725	29,722
Carrington Mortgage Loan Trust
2.546% due 01/25/2037 •		529	493
2.646% due 10/25/2036 •		5,012	3,831
2.736% due 10/25/2036 •		5,872	4,533
2.746% due 02/25/2037 •		53,326	49,753
Catamaran CLO Ltd.
4.180% due 10/18/2026 •		9,563	9,566
CDC Mortgage Capital Trust
3.281% due 07/25/2034 •		1,674	1,570
Cent CLO Ltd.
3.857% due 10/15/2026 •		28,800	28,673
Chase Funding Trust
3.046% due 02/25/2033 •		45	44
3.126% due 08/25/2032 •		566	557
3.146% due 11/25/2032 •		15	15
3.386% due 02/25/2032 •		516	517
Chesapeake Funding LLC
2.859% due 08/15/2030		24,275	24,229
3.230% due 08/15/2030		3,791	3,818
CIT Group Home Equity Loan Trust
3.536% due 09/25/2030 •		1,526	1,516
CIT Mortgage Loan Trust
3.840% due 10/25/2037 •		15,747	15,927
Citigroup Mortgage Loan Trust
2.626% due 12/25/2036 •		622	619
2.646% due 12/25/2036 •		12,236	8,166
2.656% due 07/25/2045 •		10,426	8,046
2.676% due 05/25/2037 •		12,462	9,314
2.736% due 08/25/2036 •		24,316	23,897
2.746% due 07/25/2045 •		4,982	3,886
2.756% due 05/25/2037 •		17,700	17,213
2.936% due 11/25/2045 •		3,163	3,139
4.575% due 10/25/2037 Ø		3,318	3,355
5.764% due 01/25/2037 ^Ø		1,182	789
6.351% due 05/25/2036 ^Ø		2,814	1,602
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
3.416% due 05/25/2035 •		3,900	3,880
Citigroup Mortgage Loan Trust, Inc.
2.746% due 01/25/2037 •		6,000	5,950
3.221% due 09/25/2035 ^•		11,100	11,142
Commonbond Student Loan Trust
2.550% due 05/25/2041		10,679	10,556
Conseco Finance Corp.
6.240% due 12/01/2028		28	28
6.870% due 04/01/2030 ~		123	129
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 Ø		302	327
Cork Street CLO Designated Activity Co.
0.760% due 11/27/2028 •	EUR	17,400	19,540
Countrywide Asset-Backed Certificates
2.626% due 07/25/2037 ^•		$6,191	5,510
2.626% due 08/25/2037 ^•		16,666	15,695
2.626% due 08/25/2037 •		879	865
2.636% due 01/25/2037 •		7,599	7,427
2.636% due 05/25/2037 •		13,145	13,021
2.646% due 01/25/2034 •		735	732
2.646% due 12/25/2035 ^•		1,581	1,562
2.656% due 05/25/2037 •		9,902	9,885

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.656% due 06/25/2047 •	$4,542	$4,518
2.666% due 06/25/2047 •	649	645
2.666% due 11/25/2047 ^•	2,846	2,344
2.676% due 06/25/2047 •	3,570	3,533
2.706% due 09/25/2037 ^•	3,512	2,965
2.706% due 09/25/2047 ^•	33,009	29,816
2.716% due 10/25/2047 •	7,212	6,949
2.776% due 06/25/2036 •	7,083	7,072
2.776% due 08/25/2036 •	6,252	6,229
2.786% due 06/25/2036 •	3,574	3,574
2.786% due 07/25/2036 •	3,296	3,297
2.826% due 04/25/2036 •	1,898	1,900
2.826% due 12/25/2036 ^•	539	284
2.886% due 08/25/2034 •	769	761
2.926% due 04/25/2036 •	4,500	4,500
2.936% due 03/25/2036 •	2,600	2,562
2.976% due 02/25/2036 •	3,400	3,393
3.046% due 12/25/2035 •	416	417
3.226% due 05/25/2032 •	16	16
4.672% due 10/25/2046 ^~	6,645	6,514
4.763% due 10/25/2032 ^~	6,110	5,513
Countrywide Asset-Backed Certificates Trust
2.626% due 02/25/2037 •	11,937	11,209
2.626% due 03/25/2037 •	5,008	4,805
2.646% due 03/25/2037 •	5,791	5,745
2.646% due 09/25/2046 •	2,365	2,332
2.936% due 04/25/2036 •	3,057	3,059
2.946% due 05/25/2036 •	30,800	30,449
2.976% due 02/25/2036 •	1,208	1,211
3.016% due 02/25/2036 •	4,800	4,787
3.066% due 11/25/2035 •	943	945
3.126% due 02/25/2036 •	9,944	9,849
3.136% due 07/25/2035 •	11,391	11,452
3.186% due 11/25/2035 •	2,000	2,003
3.286% due 08/25/2047 •	22,363	22,242
3.836% due 04/25/2035 •	3,500	3,532
4.693% due 10/25/2035 ~	259	264
4.740% due 10/25/2035 ~	52	53
4.772% due 12/25/2034 ~	2,100	2,125
5.103% due 05/25/2035 Ø	1,219	1,233
5.583% due 08/25/2035 ~	17,821	18,272
5.859% due 10/25/2046 ^~	4,316	4,040
Countrywide Asset-Backed Certificates Trust, Inc.
3.226% due 12/25/2034 •	2,672	2,681
3.386% due 11/25/2034 •	410	411
Countrywide Asset-Backed Certificates, Inc.
4.886% due 01/25/2034 ^•	9,680	8,021
Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027	13,500	13,609
Credit Suisse First Boston Mortgage Securities Corp.
3.226% due 08/25/2032 •	2,018	1,973
4.136% due 05/25/2043 •	475	474
Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056	605,679	544,004
0.000% due 02/25/2056 «	144	144
Credit-Based Asset Servicing & Securitization LLC
2.606% due 07/25/2037 •	373	249
3.056% due 07/25/2036 •	1,422	1,422
3.586% due 04/25/2032 •	47	47
4.575% due 05/25/2035 Ø	1,334	1,339
Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.824% due 03/25/2037 ^Ø	5,840	3,285
Credit-Based Asset Servicing & Securitization Trust
2.546% due 11/25/2036 •	113	70
2.636% due 11/25/2036 •	10,869	6,819
2.736% due 04/25/2037 •	1,050	807
Crown Point CLO Ltd.
3.713% due 07/17/2028	15,100	14,977
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 Ø	1,708	708
5.720% due 09/25/2036 ^Ø	2,422	1,335
6.172% due 06/25/2036 ^Ø	2,125	872

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CVP Cascade CLO Ltd.
3.929% due 01/16/2026 •		$9,335	$9,336
Daimler Trucks Retail Trust
2.600% due 05/15/2020		13,809	13,801
Delta Funding Home Equity Loan Trust
3.304% due 09/15/2029 •		152	150
Denali Capital CLO LLC
3.815% due 10/26/2027 •		30,400	30,264
Driver Australia Trust
2.810% due 07/21/2026	AUD	13,856	9,825
Dryden Senior Loan Fund
3.687% due 10/15/2027 •		$22,800	22,681
Edsouth Indenture LLC
3.621% due 07/25/2023 •		3,992	3,995
Educational Funding Co. LLC
3.021% due 10/25/2029 •		1,108	1,105
EMC Mortgage Loan Trust
3.226% due 05/25/2040 •		23	23
3.386% due 05/25/2043 •		86	85
Emerson Park CLO Ltd.
3.767% due 07/15/2025 •		1,357	1,358
Enterprise Fleet Financing LLC
3.380% due 05/20/2024		22,100	22,301
EquiFirst Mortgage Loan Trust
3.236% due 01/25/2034 •		20	19
Exeter Automobile Receivables Trust
2.050% due 12/15/2021		6,918	6,898
2.900% due 01/18/2022		9,165	9,165
3.050% due 12/15/2021		21,422	21,434
FAB UK Ltd.
1.521% due 12/06/2045 •	GBP	7,391	9,160
Fieldstone Mortgage Investment Trust
2.650% due 11/25/2036 •		$10,809	6,954
2.676% due 05/25/2036 •		10,153	7,789
Figueroa CLO Ltd.
3.687% due 01/15/2027 •		18,400	18,377
Finance America Mortgage Loan Trust
3.386% due 08/25/2034 •		403	403
First Franklin Mortgage Loan Trust
2.646% due 04/25/2036 •		4,057	3,949
2.726% due 08/25/2036 •		6,508	6,017
2.726% due 10/25/2036 •		5,918	4,544
2.936% due 11/25/2036 •		6,536	6,562
2.956% due 07/25/2035 •		110	110
2.976% due 07/25/2035 •		2,000	2,010
3.221% due 12/25/2034 •		3,978	4,095
3.686% due 01/25/2035 •		2,690	2,691
3.911% due 10/25/2034 •		1,707	1,693
First NLC Trust
2.344% due 05/25/2035 •		1,413	1,379
2.626% due 08/25/2037 •		3,349	2,008
2.766% due 08/25/2037 •		1,896	1,157
Ford Credit Auto Lease Trust
2.710% due 12/15/2020		136,070	136,066
2.930% due 04/15/2021		39,700	39,749
Ford Credit Floorplan Master Owner Trust
1.550% due 07/15/2021		3,600	3,588
2.944% due 11/15/2021 •		8,930	8,944
Fremont Home Loan Trust
2.546% due 01/25/2037 •		34	19
2.586% due 08/25/2036 •		433	191
2.616% due 11/25/2036 •		46,970	21,381
2.636% due 01/25/2037 •		15,149	8,398
2.646% due 08/25/2036 •		8,870	3,958
2.656% due 02/25/2037 •		57,553	29,448
2.726% due 02/25/2037 •		21,856	11,366
2.736% due 05/25/2036 •		12,973	8,615
2.756% due 04/25/2036 •		3,100	1,898
2.816% due 01/25/2036 •		16,704	16,117
3.221% due 07/25/2035 •		1,500	1,499
3.416% due 07/25/2034 •		170	171
3.551% due 06/25/2035 •		6,400	6,324

20	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	103,576	$82,072
GE-WMC Mortgage Securities Trust
2.526% due 08/25/2036 •		$7	5
GMAC Mortgage Corp. Home Equity Loan Trust
7.000% due 09/25/2037 ~		42	43
Gracechurch Card Funding PLC
2.884% due 07/15/2022 •		39,500	39,499
Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		601	636
Greystone Commercial Real Estate Ltd.
4.034% due 03/15/2027 •		19,900	19,956
GSAA Home Equity Trust
2.556% due 03/25/2036 •		57	29
2.586% due 03/25/2037 •		689	331
2.606% due 04/25/2047 •		4,374	4,114
2.656% due 09/25/2036 •		11,195	4,935
2.666% due 05/25/2036 •		17,267	7,589
2.666% due 07/25/2037 •		2,568	2,466
2.786% due 03/25/2037 •		2,759	1,632
2.856% due 06/25/2035 •		936	937
2.936% due 08/25/2037 •		4,391	4,123
4.128% due 03/25/2036 ~		7,952	5,247
4.329% due 06/25/2034 ^Ø		1	1
GSAA Trust
2.606% due 05/25/2047 •		5,715	4,466
2.786% (US0001M + 0.300%) due 05/25/2047 ~		335	271
GSAMP Trust
2.576% due 01/25/2037 •		3,891	2,569
2.606% due 12/25/2036 •		7,201	4,162
2.646% due 05/25/2046 •		975	968
2.666% due 11/25/2035 •		399	85
2.726% due 06/25/2036 •		5,319	3,553
2.726% due 08/25/2036 •		2,351	2,000
2.756% due 04/25/2036 •		4,951	3,701
3.006% due 01/25/2045 •		724	725
3.491% due 06/25/2035 •		325	326
3.536% due 06/25/2034 •		482	473
3.736% due 03/25/2034 ^•		4,080	3,354
3.806% due 12/25/2034 ^•		1,558	1,235
4.136% due 10/25/2034 •		487	472
Halcyon Loan Advisors Funding Ltd.
3.861% due 10/22/2025 •		42,475	42,459
Home Equity Asset Trust
3.086% due 11/25/2032 •		154	150
3.581% due 05/25/2035 •		3,300	3,303
Home Equity Loan Trust
2.716% due 04/25/2037 •		10,800	9,706
Home Equity Mortgage Loan Asset-Backed Trust
2.606% due 04/25/2037 •		1,411	1,042
2.696% due 04/25/2037 •		4,536	3,389
HSI Asset Loan Obligation Trust
2.546% due 12/25/2036 •		116	53
HSI Asset Securitization Corp. Trust
2.536% due 10/25/2036 •		200	107
2.596% due 12/25/2036 •		589	229
2.656% due 12/25/2036 •		5,367	2,091
2.876% due 11/25/2035 •		5,339	5,198
Hyundai Auto Lease Securitization Trust
1.690% due 12/16/2019		314	314
2.764% due 12/16/2019 •		139	139
ICG U.S. CLO Ltd.
3.629% due 01/16/2028 •		12,600	12,524
IMC Home Equity Loan Trust
5.715% due 07/25/2026 ~		18	18
7.310% due 11/20/2028		15	15
7.520% due 08/20/2028		17	18
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
3.346% due 10/25/2033 •		592	589

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
IXIS Real Estate Capital Trust
3.116% due 02/25/2036 •	$5,760	$5,785
Jamestown CLO Ltd.
3.477% due 07/15/2026 •	20,878	20,825
3.657% due 01/15/2028 •	26,100	25,868
3.993% due 01/17/2027 •	18,066	18,056
JPMorgan Mortgage Acquisition Trust
2.566% due 08/25/2036 •	251	132
2.596% due 08/25/2036 •	33	25
2.636% due 08/25/2036 •	69	69
2.646% due 01/25/2036 •	1,454	1,448
2.646% due 06/25/2036 •	1,210	1,211
2.646% due 07/25/2036 ^•	6,928	2,841
2.646% due 01/25/2037 •	820	822
2.656% due 04/25/2036 •	3,224	3,223
2.676% due 03/25/2047 •	25,812	25,193
2.696% due 03/25/2037 •	3,436	3,434
2.726% due 08/25/2036 •	3,000	2,920
2.746% due 07/25/2036 •	7,675	7,535
2.746% due 03/25/2037 •	5,600	5,530
2.756% due 04/25/2036 •	5,945	5,885
6.337% due 08/25/2036 ^Ø	2,309	1,694
LA Arena Funding LLC
7.656% due 12/15/2026	47	50
Legacy Mortgage Asset Trust
0.000% due 07/25/2057 (h)	181,440	180,800
0.000% due 01/25/2058 ~	245	242
3.167% due 12/25/2056 ~	624,951	561,483
3.964% due 01/25/2058 ~	47,740	48,738
4.103% due 02/25/2058 ~	144,234	144,361
4.358% due 12/26/2057 ~	627,382	636,483
Lehman ABS Mortgage Loan Trust
2.576% due 06/25/2037 •	7,428	5,329
2.686% due 06/25/2037 •	4,010	2,920
Lehman XS Trust
2.656% due 10/25/2036 •	1,848	1,801
2.656% due 01/25/2037 •	1,870	1,799
LoanCore Issuer Ltd.
3.614% due 05/15/2028 •	24,000	24,016
Long Beach Mortgage Loan Trust
2.646% due 12/25/2036 •	29,521	21,046
3.006% due 08/25/2045 •	7,465	7,256
3.046% due 10/25/2034 •	11	11
3.246% due 08/25/2045 •	2,027	2,041
3.536% due 06/25/2035 •	8,900	8,852
3.761% due 02/25/2035 •	4,500	4,503
Loomis Sayles CLO Ltd.
3.687% due 04/15/2028 •	10,500	10,388
Massachusetts Educational Financing Authority
3.721% due 04/25/2038 •	1,613	1,617
MASTR Asset-Backed Securities Trust
2.536% due 01/25/2037 •	100	38
2.636% due 08/25/2036 •	5,410	2,930
2.726% due 03/25/2036 •	8,687	6,304
2.726% due 10/25/2036 •	5,034	4,663
2.986% due 10/25/2035 ^•	11,213	10,588
3.416% due 06/25/2035 •	8,620	8,613
5.471% due 11/25/2035 Ø	500	471
5.719% due 02/25/2036 Ø	1,006	950
Merrill Lynch First Franklin Mortgage Loan Trust
2.656% due 04/25/2037 •	3,175	1,747
Merrill Lynch Mortgage Investors Trust
2.546% due 11/25/2037 •	1,954	1,024
2.596% due 08/25/2037 •	10,659	6,581
2.606% due 02/25/2037 •	1,107	473
2.636% due 08/25/2037 •	44,638	27,753
2.636% due 11/25/2037 •	13,920	7,468
2.656% due 07/25/2037 •	5,939	3,374
2.726% due 08/25/2037 •	2,232	1,409
2.746% due 03/25/2037 •	54,407	47,810

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.746% due 04/25/2037 •	$3,461	$2,086
2.806% due 03/25/2037 •	14,590	12,908
2.936% due 02/25/2047 •	21,245	15,355
MESA Trust
3.286% due 12/25/2031 •	506	500
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	218	235
Mid-State Trust
7.791% due 03/15/2038	1,680	1,848
Morgan Stanley ABS Capital, Inc. Trust
2.536% due 07/25/2036 •	173	85
2.546% due 12/25/2036 •	3,151	1,896
2.546% due 05/25/2037 •	1,461	1,285
2.576% due 01/25/2037 •	6,730	3,768
2.586% due 11/25/2036 •	1,840	1,251
2.596% due 03/25/2037 •	7,747	4,003
2.626% due 11/25/2036 •	17,555	11,013
2.626% due 05/25/2037 •	5,851	4,469
2.636% due 06/25/2036 •	9,076	5,966
2.636% due 09/25/2036 •	18,874	9,458
2.636% due 10/25/2036 •	16,210	10,193
2.636% due 11/25/2036 •	20,349	13,922
2.636% due 12/25/2036 •	2,541	1,544
2.646% due 09/25/2036 •	4,569	2,615
2.666% due 03/25/2037 •	29,847	15,551
2.686% due 02/25/2037 •	2,572	1,568
2.716% due 10/25/2036 •	1,939	1,231
2.716% due 11/25/2036 •	18,314	12,650
2.736% due 08/25/2036 •	19,115	12,127
2.736% due 12/25/2036 •	11,025	6,765
2.736% due 05/25/2037 •	2,619	2,335
2.826% due 03/25/2037 •	3,850	2,044
2.846% due 02/25/2037 •	4,529	2,104
3.131% due 09/25/2035 •	2,177	2,180
3.221% due 07/25/2035 •	6,100	5,962
3.416% due 11/25/2034 •	11,854	11,789
3.431% due 06/25/2034 •	1,732	1,727
3.486% due 03/25/2033 •	941	931
3.506% due 08/25/2034 •	178	178
Morgan Stanley Dean Witter Capital, Inc. Trust
3.761% due 09/25/2032 •	1,467	1,466
3.836% due 02/25/2033 •	906	909
Morgan Stanley Home Equity Loan Trust
2.586% due 12/25/2036 •	18,954	10,900
2.646% due 04/25/2036 •	6,834	5,225
Morgan Stanley IXIS Real Estate Capital Trust
2.536% due 11/25/2036 •	6	3
2.636% due 07/25/2036 •	10,522	5,507
2.716% due 07/25/2036 •	32,266	17,167
Morgan Stanley Mortgage Loan Trust
2.566% due 11/25/2036 •	4,105	1,721
2.606% due 04/25/2037 •	6,481	3,025
2.716% due 02/25/2037 •	631	302
2.846% due 04/25/2037 •	3,140	1,502
3.935% due 11/25/2036 ^•	2,034	992
5.577% due 10/25/2046 ^Ø	2,989	1,256
5.726% due 10/25/2036 ^Ø	1,437	712
5.750% due 04/25/2037 ^~	844	572
6.000% due 02/25/2037 ^~	687	538
Mountain Hawk CLO Ltd.
3.980% due 04/18/2025 •	45,843	45,855
Mountain View CLO Ltd.
3.587% due 10/15/2026 •	9,804	9,770
National Collegiate Student Loan Trust
2.746% due 02/26/2029 •	460	459
2.756% due 03/26/2029 •	4,865	4,828
Navient Private Education Loan Trust
2.834% due 12/15/2059 •	8,191	8,192
3.610% due 12/15/2059	11,900	12,133
Navient Private Education Refi Loan Trust
3.010% due 06/16/2042	31,485	31,565

See Accompanying Notes	21

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Navient Student Loan Trust
3.430% due 12/15/2059	$38,515	$38,746
Nelnet Student Loan Trust
3.086% due 03/25/2030 •	7,706	7,720
New Century Home Equity Loan Trust
2.966% due 10/25/2035 •	2,299	2,227
3.161% due 03/25/2035 •	3,125	3,127
3.371% due 05/25/2034 •	1,302	1,295
5.486% due 01/25/2033 ^•	3,122	2,881
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.816% due 10/25/2036 ^•	24,149	8,220
2.886% due 02/25/2037 ^•	2,236	913
2.976% due 05/25/2035 •	2,341	2,351
6.032% due 10/25/2036 ^Ø	3,123	1,217
NovaStar Mortgage Funding Trust
2.586% due 01/25/2037 •	4,444	2,033
2.636% due 09/25/2036 •	17,888	9,826
2.636% due 03/25/2037 •	4,844	2,257
2.656% due 11/25/2036 •	10,662	4,866
2.666% due 03/25/2037 •	4,010	1,875
2.696% due 01/25/2037 •	19,989	9,273
2.736% due 10/25/2036 •	5,690	3,208
2.786% due 06/25/2036 •	2,786	2,282
3.196% due 12/25/2033 •	482	479
3.311% due 06/25/2034 •	79	78
4.361% due 03/25/2035 •	9,200	9,220
Oaktree CLO Ltd.
3.981% due 10/20/2026 •	5,474	5,474
OCP CLO Ltd.
3.623% due 04/17/2027 •	8,600	8,570
Octagon Investment Partners Ltd.
3.887% due 04/15/2026 •	3,870	3,874
OHA Credit Partners Ltd.
3.771% due 10/20/2025	13,927	13,994
OneMain Direct Auto Receivables Trust
2.310% due 12/14/2021	8,765	8,736
3.430% due 12/16/2024	64,800	65,524
OneMain Financial Issuance Trust
2.370% due 09/14/2032	44,800	44,463
Option One Mortgage Loan Trust
2.586% due 01/25/2037 •	12,640	7,951
2.626% due 01/25/2037 •	28,453	17,986
2.656% due 05/25/2037 •	4,881	2,993
2.666% due 04/25/2037 •	8,568	5,394
2.706% due 01/25/2037 •	10,699	6,827
2.706% due 04/25/2037 •	25,054	19,253
2.726% due 04/25/2037 •	3,646	2,403
2.736% due 03/25/2037 •	1,679	988
2.736% due 07/25/2037 •	3,716	2,716
2.816% due 04/25/2037 •	2,756	1,751
2.846% due 01/25/2036 •	6,600	5,934
Option One Mortgage Loan Trust Asset-Backed Certificates
2.946% due 11/25/2035 •	21,800	21,124
3.341% due 10/25/2032 •	2,764	2,731
OSCAR U.S. Funding Trust LLC
2.983% due 04/12/2021 •	5,106	5,111
Ownit Mortgage Loan Trust
3.086% due 10/25/2036 ^•	3,666	3,300
Palmer Square CLO Ltd.
3.534% due 08/15/2026 •	28,630	28,449
Palmer Square Loan Funding Ltd.
3.437% due 07/15/2026 •	39,979	39,589
Panhandle-Plains Higher Education Authority, Inc.
3.927% due 10/01/2035 •	11,251	11,313
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
4.286% due 12/25/2034 •	13,859	14,104
Penarth Master Issuer PLC
2.862% due 03/18/2022 •	11,500	11,478
2.932% due 09/18/2022	46,000	45,930
People’s Choice Home Loan Securities Trust
3.206% due 05/25/2035 ^•	1,445	1,427
3.431% due 05/25/2035 ^•	7,000	6,156
3.836% due 01/25/2035 •	5,040	4,949

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
People’s Financial Realty Mortgage Securities Trust
2.626% due 09/25/2036 •	$21,274	$8,169
Popular ABS Mortgage Pass-Through Trust
2.696% due 01/25/2037 •	7,000	6,754
3.116% due 06/25/2035 •	3,676	3,666
RAAC Trust
2.756% due 05/25/2036 •	990	977
2.786% due 06/25/2044 •	2,486	2,233
2.826% due 02/25/2036 •	3,233	3,233
2.836% due 11/25/2046 •	11,930	11,334
2.886% due 06/25/2047 •	1,489	1,490
Renaissance Home Equity Loan Trust
2.846% due 11/25/2034 •	294	276
3.186% due 08/25/2032 •	104	101
3.366% due 08/25/2033 •	63	62
5.565% due 02/25/2036 Ø	1	1
5.893% due 06/25/2037 ^Ø	8,030	3,626
5.906% due 06/25/2037 Ø	8,997	4,072
Residential Asset Mortgage Products Trust
2.706% due 10/25/2034 •	153	151
2.776% due 02/25/2036 •	4,282	4,271
2.786% due 03/25/2036 •	20,736	20,317
5.036% due 12/25/2034 •	2,000	2,025
Residential Asset Securities Corp. Trust
2.616% due 11/25/2036 •	10,490	8,798
2.636% due 08/25/2036 •	914	829
2.646% due 06/25/2036 •	146	146
2.656% due 11/25/2036 •	4,071	3,532
2.670% due 04/25/2036	873	874
2.726% due 10/25/2036 •	2,862	2,795
2.756% due 05/25/2037 •	2,016	2,008
2.766% due 04/25/2036 •	4,200	4,072
2.896% due 01/25/2036 •	1,829	1,823
3.066% due 06/25/2033 •	1,201	1,123
3.076% due 09/25/2035 •	5,000	4,999
3.146% due 11/25/2035 •	3,256	3,270
3.311% due 07/25/2034 •	917	909
3.581% due 03/25/2035 •	2,803	2,777
Residential Mortgage Loan Trust
3.986% due 09/25/2029 •	6	6
SACO Trust
2.906% due 03/25/2036 ^•	24	24
2.986% due 12/25/2035 •	4	4
Santander Drive Auto Receivables Trust
2.730% due 04/15/2021	16,423	16,414
Santander Retail Auto Lease Trust
2.710% due 10/20/2020	39,351	39,342
2.758% due 10/20/2020 •	43,675	43,672
Saxon Asset Securities Trust
2.656% due 10/25/2046 •	12,156	11,912
Securitized Asset-Backed Receivables LLC Trust
2.276% due 12/25/2036 ^	269	91
2.616% due 05/25/2037 ^•	735	570
2.646% due 07/25/2036 •	2,874	1,350
2.726% due 07/25/2036 •	3,695	1,764
2.736% due 03/25/2036 •	12,056	8,756
2.736% due 05/25/2036 •	13,464	8,667
3.446% due 01/25/2036 ^•	3,842	2,939
Securitized Term Auto Receivables Trust
3.060% due 02/25/2021	10,896	10,926
Seneca Park CLO Ltd.
3.893% due 07/17/2026 •	22,017	22,036
SG Mortgage Securities Trust
2.636% due 10/25/2036 •	20,988	18,909
SLC Student Loan Trust
2.721% due 03/15/2027 •	11,040	10,991
2.844% due 05/15/2023 •	903	903
3.511% due 06/15/2021 •	3,973	3,971
SLM Private Credit Student Loan Trust
2.811% due 06/15/2023 •	15,801	15,791
SLM Private Education Loan Trust
1.850% due 06/17/2030	3,103	3,094
4.734% due 06/16/2042 •	18,000	18,251
5.450% due 05/16/2044 •	412	415
5.734% due 05/16/2044 •	5,372	5,428

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	32	$36
0.000% due 06/17/2024 •		4,088	4,576
2.881% due 10/27/2025 •		$1,586	1,585
2.891% due 01/25/2027 •		55,514	55,229
2.921% due 10/25/2029 •		14,528	14,433
3.081% due 12/15/2027 •		50,526	50,589
3.101% due 01/25/2022 •		7,664	7,536
3.161% due 12/15/2025 •		28,871	28,989
3.671% due 07/25/2023 •		611	611
4.471% due 07/25/2023 •		1,090	1,105
SMB Private Education Loan Trust
2.834% due 03/16/2026 •		12,754	12,744
SoFi Alternative Trust
4.633% due 05/16/2050 ~		327,845	339,770
SoFi Consumer Loan Program LLC
3.050% due 12/26/2025		5,564	5,567
SoFi Professional Loan Program LLC
1.830% due 05/25/2040		1,476	1,472
3.020% due 02/25/2040		7,296	7,308
3.786% due 02/25/2040 •		4,383	4,451
SoFi Professional Loan Program Trust
2.640% due 08/25/2047		16,263	16,243
Soundview Home Loan Trust
2.596% due 01/25/2037 •		4,211	3,250
2.646% due 11/25/2036 •		4,646	4,600
2.646% due 01/25/2037 •		4,020	3,121
2.666% due 02/25/2037 •		9,426	3,596
2.666% due 08/25/2037 •		2,763	2,708
2.746% due 02/25/2037 •		12,162	4,719
2.766% due 05/25/2036 •		5,000	4,860
3.311% due 06/25/2035 •		1,374	1,366
South Carolina Student Loan Corp.
3.626% due 09/03/2024 •		403	405
Specialty Underwriting & Residential Finance Trust
2.586% due 11/25/2037 •		563	406
2.786% due 12/25/2036 •		4,754	4,670
2.836% due 03/25/2037 •		3,967	2,164
3.236% due 06/25/2036 •		663	667
3.386% due 06/25/2036 •		18,300	17,055
3.461% due 12/25/2035 •		2,712	2,707
4.297% due 02/25/2037 ^Ø		6,943	3,877
4.297% due 02/25/2037 Ø		32,524	18,168
SpringCastle America Funding LLC
3.050% due 04/25/2029		45,495	45,494
Staniford Street CLO Ltd.
3.791% due 06/15/2025 •		2,252	2,253
Structured Asset Investment Loan Trust
2.636% due 06/25/2036 •		1,631	1,586
2.636% due 09/25/2036 •		19,168	18,403
3.086% due 01/25/2036 •		6,526	6,505
3.186% due 04/25/2033 •		911	895
3.386% due 05/25/2035 •		9,400	9,371
3.416% due 09/25/2034 •		396	392
3.416% due 01/25/2035 •		40,042	40,053
3.486% due 09/25/2034 •		298	298
3.611% due 01/25/2035 •		3,957	3,311
3.686% due 12/25/2034 •		7,508	7,520
3.866% due 04/25/2033 •		129	128
4.061% due 01/25/2035 •		4,313	2,272
4.211% due 01/25/2035 ^•		3,361	304
Structured Asset Securities Corp.
4.895% due 10/25/2034 Ø		729	744
Structured Asset Securities Corp. Mortgage Loan Trust
2.666% due 01/25/2037 •		3,030	1,604
2.736% due 09/25/2036 •		4,500	4,439
2.756% due 04/25/2036 •		12,913	12,357
2.786% due 06/25/2035 •		1,201	1,177
2.936% due 05/25/2037 •		3,486	3,331
3.486% due 08/25/2037 •		11,694	11,744
5.036% due 12/25/2034 •		838	827
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.759% due 06/25/2033 Ø		28	28
Sudbury Mill CLO Ltd.
3.923% due 01/17/2026 •		8,610	8,613

22	See Accompanying Notes

March 31, 2019

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Symphony CLO Ltd.
3.817% due 10/15/2025 •		$28,073	$28,098
Telos CLO Ltd.
4.043% due 01/17/2027 •		19,700	19,708
TICP CLO Ltd.
3.601% due 04/20/2028		18,000	17,839
3.601% due 04/20/2028 •		11,400	11,318
Triaxx Prime CDO Ltd.
2.750% due 10/02/2039 •		29,670	17,060
Utah State Board of Regents
3.236% due 01/25/2057 •		60,724	60,664
VB-S1 Issuer LLC
3.065% due 06/15/2046		9,600	9,579
Venture CLO Ltd.
3.429% due 02/28/2026 •		39,900	39,798
Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Ø		24,318	24,288
Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021		20,200	20,259
Wachovia Loan Trust
2.846% due 05/25/2035 •		109	109
WaMu Asset-Backed Certificates WaMu Trust
2.736% due 04/25/2037 •		12,936	6,680
Washington Mutual Asset-Backed Certificates Trust
2.546% due 10/25/2036 •		1,799	866
Westlake Automobile Receivables Trust
1.800% due 07/15/2020		1,839	1,838
2.840% due 09/15/2021		24,861	24,873
World Omni Automobile Lease Securitization Trust
1.680% due 12/16/2019		411	411
2.590% due 11/16/2020		10,554	10,547
World Omni Select Auto Trust
2.782% due 11/15/2019		5,157	5,157
Z Capital Credit Partners CLO Ltd.
3.729% due 07/16/2027 •		16,900	16,815

Total Asset-Backed Securities (Cost $6,645.450)			6,811,945

SOVEREIGN ISSUES 2.8%
Argentina Government International Bond
6.250% due 04/22/2019		6,200	6,211
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	20,800	25,227
4.950% due 02/11/2020		12,731	14,783
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2019 (h)	BRL	2,680,400	674,450
0.000% due 10/01/2019 (h)		1,673,693	414,245
0.000% due 01/01/2020 (h)		283,800	69,084
Development Bank of Japan, Inc.
1.625% due 09/01/2021		$2,800	2,739
2.125% due 09/01/2022		22,900	22,562
Israel Government International Bond
3.250% due 01/17/2028		8,300	8,422
4.125% due 01/17/2048		4,000	4,151
Japan Finance Organization for Municipalities
2.625% due 04/20/2022		79,300	79,212
3.375% due 09/27/2023		55,800	57,471
Korea Housing Finance Corp.
0.750% due 10/30/2023	EUR	32,600	37,286
Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$25,100	25,918
Kuwait International Government Bond
2.750% due 03/20/2022		21,700	21,717

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
New South Wales Treasury Corp.
2.750% due 11/20/2025 (j)	AUD	1,307	$1,059
6.000% due 03/01/2022		165	132
Peru Government International Bond
5.940% due 02/12/2029	PEN	106,000	33,628
Poland Government International Bond
4.000% due 01/22/2024		$15	16
Province of Alberta
2.050% due 08/17/2026		6,000	5,755
Province of Quebec
3.500% due 12/01/2022	CAD	68,053	53,840
Provincia de Buenos Aires
0.000% (BADLARPP + 3.750%) due 04/12/2025 ~	ARS	433,703	9,088
5.750% due 06/15/2019		$3,000	3,013
Qatar Government International Bond
3.375% due 03/14/2024		32,500	32,856
3.875% due 04/23/2023		42,900	44,203
4.000% due 03/14/2029		21,100	21,779
4.500% due 04/23/2028		19,600	20,983
Queensland Treasury Corp.
4.250% due 07/21/2023	AUD	455	356
Republic of Greece Government International Bond
4.750% due 04/17/2019	EUR	107,700	121,030
Tokyo Metropolitan Government
2.000% due 05/17/2021		$400	394
2.500% due 06/08/2022		4,500	4,473

Total Sovereign Issues (Cost $1,893,288)			1,816,083

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (f)		775,108	6
Urbi Desarrollos Urbanos S.A.B. de C.V. (f)		184,993	13

Total Common Stocks (Cost $15,195)			19

CONVERTIBLE PREFERRED SECURITIES 0.0%
INDUSTRIALS 0.0%
Motors Liquidation Co.
0.000% «(f)		9,188,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
CoBank ACB
6.250% (US0003M + 4.557%) due 10/01/2022 ~(k)		40,000	4,079
Encina Private Credit, LLC «		3,411	1

Total Preferred Securities (Cost $4,180)			4,080

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM INSTRUMENTS 0.5%
CERTIFICATES OF DEPOSIT 0.2%
Barclays Bank PLC
3.171% (US0003M + 0.400%) due 10/25/2019 ~		$104,880	$105,064
Lloyds Bank Corporate Markets PLC
3.297% (US0003M + 0.500%) due 10/26/2020 ~		36,890	36,903

			141,967

COMMERCIAL PAPER 0.1%
Hyundai Capital America
2.700% due 04/24/2019		20,620	20,579
Nissan Motor Acceptance Corp.
2.720% due 04/26/2019		12,000	11,977
2.720% due 04/29/2019		35,900	35,824
Sempra Energy Holdings
2.750% due 04/29/2019		3,500	3,492
VW Credit, Inc.
2.900% due 07/09/2019		25,300	25,094

			96,966

ARGENTINA TREASURY BILLS 0.0%
43.525% due 05/10/2019 (h)(i)	ARS	216,615	5,123

U.S. TREASURY BILLS 0.2%
2.426% due 04/11/2019 - 05/23/2019 (g)(h)(p)		$101,763	101,592

Total Short-Term Instruments (Cost $345,797)			345,648

Total Investments in Securities (Cost $83,620,914)			84,473,637

		SHARES
INVESTMENTS IN AFFILIATES 11.1%

SHORT-TERM INSTRUMENTS 11.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.1%
PIMCO Short Asset Portfolio		509,009,784	5,064,138
PIMCO Short-Term Floating NAV Portfolio III		220,447,406	2,180,005

Total Short-Term Instruments (Cost $7,274,595)			7,244,143

Total Investments in Affiliates (Cost $7,274,595)			7,244,143

Total Investments 140.3% (Cost $90,895,509)			$91,717,780
Financial Derivative Instruments (o)(q) 0.1% (Cost or Premiums, net $(186,517))			71,060
Other Assets and Liabilities, net (40.4)%			(26,435,743)

Net Assets 100.0%			$65,353,097

See Accompanying Notes	23

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Ø	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind bond security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Coupon represents a yield to maturity.
(j)	Principal amount of security is adjusted for inflation.
(k)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(l)	Contingent convertible security.
(m)	RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	3.537%	04/04/2019	09/26/2018	$19,812	$19,379	0.03%
CIMIC Group Ltd.	3.629	08/15/2019	09/26/2018	17,916	17,520	0.03
CIMIC Group Ltd.	3.873	04/04/2019	09/26/2018	24,392	24,400	0.04
CIMIC Group Ltd.	4.090	06/17/2019	07/10/2018	8,628	8,624	0.01
CIMIC Group Ltd.	4.118	06/20/2019	06/28/2018	20,520	20,512	0.03
CIMIC Group Ltd.	4.135	07/18/2019	07/25/2018	8,894	8,888	0.01
CIMIC Group Ltd.	4.147	07/03/2019	12/11/2018	126,838	125,239	0.19
CIMIC Group Ltd.	4.204	08/29/2019	09/20/2018	11,800	11,789	0.02
CIMIC Group Ltd.	4.237	09/12/2019	09/20/2018	7,854	7,848	0.01
CIMIC Group Ltd.	4.302	09/26/2019	10/16/2018	11,758	11,752	0.02
CIMIC Group Ltd.	4.319	10/03/2019	10/16/2018	11,748	11,742	0.02
CIMIC Group Ltd.	5.093	12/05/2019	12/19/2018	19,340	19,381	0.03
CIMIC Group Ltd.	5.119	11/28/2019	12/11/2018	3,097	3,103	0.01
GHH Holdings Ltd.	2.757	12/04/2024	10/10/2018	65,637	64,485	0.10
Hotel (PL Property) Ltd.	2.828	02/07/2023	07/09/2018	47,700	46,583	0.07
Lloyds Banking Group PLC	3.870	09/04/2019	05/22/2018	14,161	14,142	0.02
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	14,161	14,093	0.02
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	14,161	14,044	0.02
PKY- San Felipe Plaza LP	0.000 - 5.993	12/09/2021	12/05/2018	122,000	122,153	0.19
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	15,000	14,674	0.02
Tawny Funding S.A.	3.150	03/16/2023	08/28/2018	224,247	215,118	0.33

				$809,664	$795,469	1.22%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BRC	1.000%	01/11/2019	TBD	(2)	$(8,689)	$(8,708)
	1.750	12/24/2018	TBD	(2)	(29,191)	(29,330)
	2.450	12/24/2018	TBD	(2)	(14,596)	(14,693)
JML	1.950	01/18/2019	TBD	(2)	(212)	(213)
NXN	2.680	02/13/2019	05/13/2019		(239,172)	(240,009)
TDM	2.350	12/21/2018	TBD	(2)	(3,847)	(3,872)

Total Reverse Repurchase Agreements						$(296,825)

24	See Accompanying Notes

March 31, 2019

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies 0.0%
Fannie Mae, TBA	4.000%	04/01/2034	$19,000	$(19,512)	$(19,574)

Total Short Sales 0.0%				$(19,512)	$(19,574)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of March 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (3)
Global/Master Repurchase Agreement
BRC	$0	$(52,731)	$0	$(52,731)	$54,954	$2,223
JML	0	(213)	0	(213)	210	(3)
NXN	0	(240,009)	0	(240,009)	246,517	6,508
TDM	0	(3,872)	0	(3,872)	4,003	131

Total Borrowings and Other Financing Transactions	$0	$(296,825)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(56,816)	$(56,816)
U.S. Government Agencies	0	0	(240,009)	0	(240,009)

Total Borrowings	$0	$0	$(240,009)	$(56,816)	$(296,825)

Payable for reverse repurchase agreements					$(296,825)

(n)	Securities with an aggregate market value of $307,147 and cash of $837 have been pledged as collateral under the terms of the above master agreements as of March 31, 2019.

(1)

The average amount of borrowings outstanding during the period ended March 31, 2019 was $(7,098,361) at a weighted average interest rate of 2.138%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(o)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	$ 112.000	05/24/2019	14,932	$14,932	$128	$15
Put - CBOT U.S. Treasury 10-Year Note June 2019 Futures	113.500	05/24/2019	17,252	17,252	148	17
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	190.000	05/24/2019	12,153	12,153	104	13
Call - CBOT U.S. Treasury 30-Year Bond June 2019 Futures	191.000	05/24/2019	18,584	18,584	160	19
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.250	05/24/2019	110,325	110,325	949	106
Put - CBOT U.S. Treasury 5-Year Note June 2019 Futures	108.500	05/24/2019	52,514	52,514	452	50
Put - CBOT U.S. Treasury Ultra Long-Term Bond June 2019 Futures	120.000	05/24/2019	8,531	8,531	73	8

					$2,014	$228

Total Purchased Options					$2,014	$228

See Accompanying Notes	25

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note May 2019 Futures	$122.500	04/26/2019	14,166	$14,166	$(5,362)	$(664)

Total Written Options					$(5,362)	$(664)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
3-Month Euribor June Futures	06/2019	59,176	$16,645,789	$2,712	$0	$0
Call Options Strike @ EUR 159.000 on Euro-Bobl June 2019 Futures	05/2019	8,609	97	(6)	0	0
Call Options Strike @ EUR 165.000 on Euro-BTP Italy Government Bond June 2019 Futures	05/2019	2,303	26	(2)	0	0
Call Options Strike @ EUR 175.000 on Euro-OAT France Government 10-Year Bond May 2019 Futures	05/2019	13,062	147	(10)	0	0
Euro-Bund 10-Year Bond June Futures	06/2019	35,401	6,605,541	123,860	0	(9,928)
Put Options Strike @ EUR 145.000 on Euro-Bund 10-Year Bond June 2019 Futures	05/2019	28,935	325	(20)	0	0
U.S. Treasury 5-Year Note June Futures	06/2019	189,956	22,002,247	198,294	0	(43,036)
U.S. Treasury 10-Year Note June Futures	06/2019	43,070	5,350,102	69,850	0	(12,113)
U.S. Treasury Ultra Long-Term Bond June Futures	06/2019	36,381	6,112,008	210,762	0	(13,643)

				$605,440	$0	$(78,720)

SHORT FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
90-Day Eurodollar December Futures	12/2020	9,909	$(2,424,113)	$(18,317)	$1,858	$0
90-Day Eurodollar June Futures	06/2020	46,383	(11,337,745)	(50,455)	9,856	0
90-Day Eurodollar March Futures	03/2020	7,676	(1,874,575)	(8,918)	1,439	0
90-Day Eurodollar September Futures	09/2020	25,181	(6,159,273)	(28,884)	5,036	0
Australia Government 10-Year Bond June Futures	06/2019	21,972	(2,161,650)	(35,962)	8,661	(8,661)
Call Options Strike @ EUR 165.500 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	7,981	(11,191)	(7,588)	2,149	0
Call Options Strike @ EUR 166.000 on Euro-Bund 10-Year Bond May 2019 Futures	04/2019	4,472	(4,665)	(2,155)	1,154	0
Canada Government 10-Year Bond June Futures	06/2019	6,617	(688,463)	(14,013)	5,793	0
Euro-BTP Italy Government Bond June Futures	06/2019	43,368	(6,298,465)	(162,621)	21,450	0
Euro-Buxl 30-Year Bond June Futures	06/2019	8,062	(1,733,287)	(83,604)	11,576	0
Euro-OAT France Government 10-Year Bond June Futures	06/2019	25,882	(4,722,821)	(132,564)	9,581	0
U.S. Treasury 30-Year Bond June Futures	06/2019	38,976	(5,833,002)	(150,820)	14,616	0
United Kingdom Long Gilt June Futures	06/2019	3,674	(619,061)	(9,992)	287	(431)
				$(705,893)	$93,456	$(9,092)

Total Futures Contracts				$(100,453)	$93,456	$(87,812)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
Bank of America Corp.	1.000%	Quarterly	12/20/2020	0.267%		$40,000	$801	$(287)	$514	$4	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	09/20/2021	0.256		20,000	177	190	367	2	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.512		52,000	(444)	1,596	1,152	22	0
Citigroup, Inc.	1.000	Quarterly	12/20/2020	0.310		58,200	1,175	(471)	704	0	(2)
Daimler AG	1.000	Quarterly	12/20/2020	0.275	EUR	35,800	593	(69)	524	0	0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.590		11,600	(90)	134	44	5	0

26	See Accompanying Notes

March 31, 2019

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.505		$8,700	$(228)	$365	$137	$5	$0
Ford Motor Co.	5.000	Quarterly	06/20/2023	2.026		8,700	1,296	(278)	1,018	15	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.840		3,100	573	(228)	345	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	2.220		3,300	441	(44)	397	3	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.920		85,400	(4,849)	5,180	331	63	0
General Motors Co.	5.000	Quarterly	06/20/2022	0.873		2,100	357	(86)	271	1	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.382		169,900	3,226	(1,379)	1,847	2	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.412		29,800	602	(210)	392	10	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2021	0.484		22,100	463	(154)	309	3	0
MBIA, Inc.	5.000	Quarterly	12/20/2019	0.556		23,500	(2,239)	3,037	798	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.316		72,300	(673)	2,012	1,339	0	(21)
Morgan Stanley	1.000	Quarterly	12/20/2020	0.316		68,200	1,084	(266)	818	2	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.741	EUR	143,000	(7,211)	8,611	1,400	119	0

							$(4,946)	$17,653	$12,707	$256	$(24)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (2)

								Variation Margin
Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
iTraxx Europe Main 29 5-Year Index	(1.000)%	Quarterly	06/20/2023	EUR 418,200	$(7,410)	$(2,602)	$(10,012)	$0	$(742)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
CDX.IG-26 5-Year Index	1.000%	Quarterly	06/20/2021	$1,600	$28	$(1)	$27	$1	$0
CDX.IG-27 5-Year Index	1.000	Quarterly	12/20/2021	2,900	53	0	53	2	0
CDX.IG-28 5-Year Index	1.000	Quarterly	06/20/2022	8,200	148	8	156	5	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	3,148,700	34,392	27,717	62,109	3,742	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	77,300	1,236	173	1,409	122	0

					$35,857	$27,897	$63,754	$3,872	$0

INTEREST RATE SWAPS

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	3-Month CAD-Bank Bill	1.750%	Semi-Annual	12/16/2046	CAD	57,500	$(694)	$6,148	$5,454	$549	$0
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		$2,776,700	(63,440)	123,182	59,742	0	(5,614)
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2028	AUD	300,000	(696)	(17,841)	(18,537)	0	(82)
Pay (6)	6-Month EUR-EURIBOR	1.000	Annual	06/19/2029	EUR	496,200	3,638	23,686	27,324	0	(2,060)
Pay (6)	6-Month EUR-EURIBOR	0.750	Annual	09/18/2029		2,407,800	21,562	32,704	54,266	0	(10,278)
Pay	6-Month EUR-EURIBOR	1.613	Annual	07/04/2042		329,600	0	51,108	51,108	0	(4,750)
Pay	6-Month EUR-EURIBOR	1.623	Annual	07/04/2042		261,200	0	41,141	41,141	0	(3,768)
Pay	6-Month EUR-EURIBOR	1.624	Annual	07/04/2042		614,500	0	97,035	97,035	0	(8,865)
Pay (6)	6-Month EUR-EURIBOR	1.250	Annual	09/18/2049		226,400	1,709	9,217	10,926	0	(4,124)
Receive (6)	6-Month GBP-LIBOR	1.250	Semi-Annual	09/18/2024	GBP	843,200	136	(8,879)	(8,743)	126	0
Receive (6)	6-Month GBP-LIBOR	1.500	Semi-Annual	06/19/2029		161,600	(1,249)	(4,418)	(5,667)	10	0
Receive (6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029		783,000	(10,430)	(15,605)	(26,035)	104	0
Receive (6)	6-Month GBP-LIBOR	1.750	Semi-Annual	06/19/2049		388,800	(20,199)	(30,660)	(50,859)	3,063	0
Receive (6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		262,300	4,209	(16,295)	(12,086)	2,056	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	171,820,000	(9,883)	(24,122)	(34,005)	0	(2,190)

See Accompanying Notes	27

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	403,680,000	$(22,755)	$(57,139)	$(79,894)	$0	$(5,694)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		72,760,000	(3,786)	(11,227)	(15,013)	0	(1,273)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		38,460,000	2,758	(10,663)	(7,905)	0	(760)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		192,648,000	7,357	46,690	54,047	4,070	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		26,590,000	(23)	(7,873)	(7,896)	0	(563)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		26,060,000	(1,925)	(6,779)	(8,704)	0	(633)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		89,833,000	3,336	(62,312)	(58,976)	0	(6,178)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		1,890,000	0	(1,421)	(1,421)	0	(105)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		20,820,000	1,332	(13,401)	(12,069)	0	(1,143)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		5,690,000	10	(4,110)	(4,100)	0	(316)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		100,450,000	6,413	(71,759)	(65,346)	0	(5,620)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		6,831,400	(213)	(8,190)	(8,403)	0	(791)
Pay	28-Day MXN-TIIE	8.075	Lunar	08/26/2020	MXN	24,616,300	(14,341)	12,123	(2,218)	0	(2,236)
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020		34,000,700	(1,374)	16,780	15,406	0	(3,405)
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		6,247,700	(176)	3,200	3,024	0	(628)
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		5,192,400	591	(3,123)	(2,532)	529	0
Pay	28-Day MXN-TIIE	8.775	Lunar	11/18/2020		2,780,000	0	1,500	1,500	0	(285)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		32,374,500	1,221	(16,540)	(15,319)	3,382	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		11,549,200	520	(7,713)	(7,193)	1,210	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		6,572,400	0	(4,230)	(4,230)	699	0
Receive	28-Day MXN-TIIE	8.830	Lunar	12/11/2020		7,605,000	0	(4,739)	(4,739)	810	0

							$(96,392)	$55,475	$(40,917)	$16,608	$(71,361)

Total Swap Agreements							$(72,891)	$98,423	$25,532	$20,736	$(72,127)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$228	$93,456	$20,736	$114,420	$(664)	$ (87,812)	$(72,127)	$(160,603)

(p)

Securities with an aggregate market value of $457,920 and cash of $806,270 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

28	See Accompanying Notes

March 31, 2019

(q)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
AZD	06/2019	$	181	SGD	244	$0	$0
BOA	04/2019	ARS	25,892	$	652	55	0
	04/2019	CAD	188,648		141,578	408	0
	04/2019	MXN	11,380		587	1	0
	04/2019	$	598	ARS	25,892	0	(1)
	04/2019		10,897	JPY	1,216,300	77	0
	04/2019		134	MXN	2,598	0	0
	04/2019		1,956	RUB	129,548	14	0
	05/2019		1,023	ZAR	13,829	0	(69)
	06/2019	ILS	25,579	$	7,097	21	0
	08/2019	AUD	25,000		18,224	428	0
BPS	04/2019	ARS	308,826		7,556	611	0
	04/2019	AUD	65,868		47,187	463	(47)
	04/2019	BRL	794,602		203,917	971	0
	04/2019	$	388	ARS	17,053	6	0
	04/2019		212,208	BRL	794,602	0	(9,263)
	04/2019		186,106	JPY	20,719,600	844	0
	05/2019	ARS	423,506	$	9,649	331	(7)
	05/2019	$	823	ARS	35,775	0	(37)
	05/2019		3,304	TRY	18,529	0	(128)
	06/2019	THB	372,860	$	11,932	159	0
	06/2019	$	6,211	INR	448,346	182	0
	10/2019	BRL	801,261	$	210,797	9,265	0
	01/2020		17,900		4,670	201	0
BRC	04/2019	CAD	14,490		10,770	0	(73)
	04/2019	JPY	15,130,200		136,865	348	0
	04/2019	MXN	1,232,261		63,025	0	(328)
	04/2019	$	8,164	JPY	912,000	64	0
	06/2019	MXN	1,773,049	$	90,067	0	(51)
	08/2019	$	53,413	MXN	1,046,960	0	(597)
	06/2020		1,334	ARS	79,040	0	(134)
BSS	04/2019	BRL	2,755,940	$	720,887	17,006	0
	04/2019	$	728,317	BRL	2,755,940	0	(24,436)
	07/2019	BRL	1,900,400	$	505,426	23,292	0
CBK	04/2019	ARS	522,454		12,052	319	0
	04/2019	AUD	42,303		29,825	0	(212)
	04/2019	CAD	10,286		7,658	0	(40)
	04/2019	EUR	49,044		55,597	582	0
	04/2019	GBP	835,098		1,111,134	23,461	0
	04/2019	JPY	217,517,600		1,971,917	9,293	0
	04/2019	$	5,449	DKK	35,405	0	(129)
	04/2019		418,657	EUR	371,603	0	(1,812)
	04/2019		397,860	GBP	302,700	0	(3,608)
	04/2019		3,500	JPY	390,600	24	0
	04/2019		17,238	SEK	159,355	0	(98)
	05/2019	SEK	159,355	$	17,278	99	0
	05/2019	$	1,977,433	JPY	217,517,600	0	(8,731)
	06/2019		89,923	MXN	1,773,049	195	0
	08/2019	MXN	3,481,612	$	175,251	0	(386)
DUB	04/2019	$	7,399	ARS	316,916	0	(283)
	08/2019	ARS	316,916	$	6,540	347	0
FBF	04/2019		919,884		23,171	1,957	0
	04/2019	CNH	21,997		3,135	0	(137)
	04/2019	$	21,230	ARS	919,884	0	(16)
GLM	04/2019	ARS	356,538	$	8,944	737	0
	04/2019	AUD	66,441		47,495	318	0
	04/2019	CAD	249,955		187,587	539	0
	04/2019	EUR	55,900		63,046	340	0
	04/2019	GBP	569,307		757,175	15,682	0
	04/2019	MXN	1,651,132		85,094	207	0
	04/2019	$	7,639	ARS	331,395	8	(4)
	04/2019		104,419	AUD	147,321	187	0
	04/2019		1,460	CAD	1,917	0	(26)
	04/2019		7,235	CHF	7,209	5	0
	04/2019		36,286	EUR	32,152	0	(219)
	05/2019	ARS	76,703	$	1,674	0	(11)
	05/2019	AUD	136,661		96,928	0	(168)
	05/2019	EUR	2,743,345		3,089,750	4,327	0
	05/2019	MXN	12,931		673	11	0
	06/2019	KRW	367,809		328	4	0
	06/2019	$	1,535	MYR	6,243	0	(5)
	07/2019	ARS	251,029	$	5,307	222	0
	07/2019	$	5,335	ARS	251,029	0	(251)
	08/2019		202,989	MXN	4,000,000	0	(1,200)
	12/2019	ARS	1,078,665	$	19,562	1,363	0

See Accompanying Notes	29

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
HUS	04/2019		1,253,021		28,944	48	0
	04/2019	CAD	151,791		115,647	2,058	0
	04/2019	$	29,347	ARS	1,253,021	0	(451)
	04/2019		1,199,483	CAD	1,582,748	0	(15,070)
	04/2019		3,274	CNH	21,997	0	(2)
	04/2019		869,105	GBP	662,311	0	(6,478)
	04/2019		830,335	JPY	92,569,800	4,906	0
	04/2019		192,553	MXN	3,713,719	0	(1,625)
	05/2019		13,222	ARS	584,410	5	(449)
	06/2019	CNH	21,997	$	3,273	2	0
	08/2019	MXN	7,981		403	0	0
	12/2019	$	13,263	ARS	797,759	197	0
IND	04/2019	MXN	811,909	$	41,536	0	(205)
JPM	04/2019	BRL	2,309,484		607,515	17,661	0
	04/2019	CAD	158,157		118,647	293	0
	04/2019	CHF	7,209		7,256	16	0
	04/2019	MXN	13,034		683	13	0
	04/2019	RUB	129,548		1,957	0	(13)
	04/2019	$	612,214	BRL	2,309,484	0	(22,360)
	04/2019		11,878	EUR	10,494	0	(106)
	04/2019		1,049,988	JPY	116,318,500	3,131	(3,597)
	04/2019		174	MXN	3,399	0	0
	05/2019	AUD	41,450	$	29,415	0	(34)
	05/2019	NOK	7,900		916	0	(1)
	05/2019	$	7,277	CHF	7,209	0	(16)
	05/2019		10,871	JPY	1,193,000	0	(69)
	07/2019	BRL	780,000	$	204,071	6,184	0
	07/2019	$	5,377	DKK	35,405	0	(14)
	10/2019	BRL	872,432	$	229,808	10,376	0
	12/2019	$	4,745	ARS	280,906	0	(6)
	06/2020	ARS	79,039	$	1,337	138	0
MSB	04/2019	BRL	258,664		66,380	316	0
	04/2019	$	69,359	BRL	258,664	0	(3,295)
	01/2020	BRL	265,900	$	69,783	3,393	0
MYI	04/2019	CAD	68,358		52,020	866	0
	07/2019	AUD	177,941		128,624	2,063	0
RYL	04/2019	EUR	237,445		268,573	2,219	0
	04/2019	$	3,216	CAD	4,238	0	(44)
	05/2019		262	MXN	5,095	0	(2)
	08/2019	MXN	157,367	$	8,101	163	0
SCX	04/2019	BRL	218,300		56,022	267	0
	04/2019	CAD	147,386		111,716	1,423	0
	04/2019	EUR	2,772,356		3,167,270	57,379	0
	04/2019	SEK	159,355		17,148	8	0
	04/2019	$	58,323	BRL	218,300	0	(2,568)
	04/2019		343,596	GBP	259,536	0	(5,564)
	05/2019	GBP	259,536	$	344,117	5,557	0
	06/2019	TWD	12,559		408	0	0
	06/2019	$	4,833	CNY	32,480	0	(4)
	06/2019		829	IDR	11,836,335	0	(8)
SOG	05/2019	RUB	90,229	$	1,359	0	(8)
SSB	04/2019	EUR	42,849		48,547	481	0
TOR	08/2019	MXN	1,400,000		70,832	206	0
UAG	04/2019	CAD	599,832		446,790	0	(2,080)
	04/2019	EUR	21,600		27,226	2,965	0
	04/2019	$	238,051	GBP	179,858	0	(3,795)
	04/2019		4,667	JPY	521,000	34	0
	05/2019	GBP	6,071	$	7,863	0	(60)
	05/2019	$	447,135	CAD	599,832	2,087	0

Total Forward Foreign Currency Contracts						$239,429	$(120,431)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount **	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	84,000	$4,032	$1,003
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	20,000	920	253
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	60,200	2,890	741

							$7,842	$1,997

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount **	Cost	Market Value
FAR	Put - OTC Fannie Mae, TBA 3.500% due 04/01/2049	$ 72.500	04/03/2019	297,100	$12	$0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	73.000	05/06/2019	1,196,000	47	0
	Put - OTC Fannie Mae, TBA 4.000% due 04/01/2049	76.000	04/03/2019	165,000	6	0
GSC	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	78.000	05/06/2019	698,000	54	0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	70.000	05/06/2019	1,064,000	42	0
	Put - OTC Fannie Mae, TBA 4.500% due 05/01/2049	72.000	05/06/2019	23,000	1	0
SAL	Put - OTC Fannie Mae, TBA 3.000% due 05/01/2049	70.000	05/06/2019	2,109,000	82	0
	Put - OTC Fannie Mae, TBA 3.500% due 05/01/2049	72.000	05/06/2019	1,960,000	76	0
	Put - OTC Fannie Mae, TBA 4.000% due 05/01/2049	75.000	05/06/2019	300,000	12	0

					$332	$0

Total Purchased Options					$8,174	$1,997

30	See Accompanying Notes

March 31, 2019

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount **	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400%	09/18/2019	73,000	$ (124)	$(1)
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	130,500	(252)	(4)

						$ (376)	$(5)

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount **	Premiums (Received)	Market Value
MYI	Call - OTC USD versus MXN	MXN	20.250	06/21/2019	362,000	$(3,730)	$(3,761)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	03/12/2020	1,669,200	$(14,140)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020	4,021,700	(35,889)	(1)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	(1,710)	(17)
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	0
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	(1)
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	0

						$(68,934)	$(19)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount**	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	369,200	$(4,033)	$(724)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	88,200	(926)	(173)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	264,700	(2,888)	(534)

							$(7,847)	$(1,431)

Total Written Options							$(80,887)	$(5,216)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

									Swap Agreements, at Value (4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at March 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2019	0.184%	$28,400	$239	$(176)	$63	$0
BPS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426	47,700	(5,272)	5,487	215	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506	1,800	(275)	284	9	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.693	10,000	(2,119)	2,167	48	0
BRC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426	8,300	(1,478)	1,515	37	0
CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	1.237	9,600	(261)	175	0	(86)
	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.281	10,000	23	334	357	0
DUB	Colombia Government International Bond	1.000	Quarterly	06/20/2019	0.184	45,000	287	(188)	99	0
GST	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.281	85,000	261	2,774	3,035	0
	Ohio State General Obligation Bonds, Series 2007	1.000	Quarterly	09/20/2024	0.362	10,000	102	226	328	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426	11,400	(1,214)	1,265	51	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506	100	(16)	17	1	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	1.350	241,700	(3,899)	(83)	0	(3,982)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.984	127,400	(5,478)	(406)	0	(5,884)
HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2019	0.609	18,900	30	12	42	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426	2,400	(221)	232	11	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.506	2,300	(420)	432	12	0
JPM	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426	8,800	(993)	1,033	40	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	1.267	3,530	(92)	52	0	(40)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.862	800	(40)	10	0	(30)
MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.281	10,000	16	341	357	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.426	94,500	(8,746)	9,172	426	0

							$(29,566)	$24,675	$5,131	$(10,022)

See Accompanying Notes	31

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

								Swap Agreements, at Value (4)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 14,360	$(3,208)	$2,168	$0	$(1,040)
CBK	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	70,750	(131)	1,137	1,006	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	61,950	96	978	1,074	0
GST	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	201,800	(373)	3,243	2,870	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	87,000	208	1,301	1,509	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	21,400	(798)	986	188	0
JPS	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	17,500	(665)	826	161	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	4,000	(183)	223	40	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	7,600	(315)	382	67	0
MEI	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	41,900	(2,132)	2,516	384	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	9,600	(498)	594	96	0

						$(7,999)	$14,354	$7,395	$(1,040)

Total Swap Agreements						$(37,565)	$39,029	$12,526	$(11,062)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of March 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (5)
BOA	$1,004	$1,003	$63	$2,070	$(70)	$(724)	$0	$(794)	$1,276	$(1,530)	$(254)
BPS	13,033	0	272	13,305	(9,482)	0	0	(9,482)	3,823	(3,582)	241
BRC	412	0	37	449	(1,183)	0	(1,040)	(2,223)	(1,774)	2,401	627
BSS	40,298	0	0	40,298	(24,436)	0	0	(24,436)	15,862	(26,459)	(10,597)
CBK	33,973	0	2,437	36,410	(15,016)	(18)	(86)	(15,120)	21,290	(17,917)	3,373
DUB	347	0	99	446	(283)	0	0	(283)	163	(290)	(127)
FBF	1,957	0	0	1,957	(153)	0	0	(153)	1,804	(2,190)	(386)
GLM	23,950	994	0	24,944	(1,884)	(707)	0	(2,591)	22,353	(17,680)	4,673
GST	0	0	7,982	7,982	0	(5)	(9,866)	(9,871)	(1,889)	3,329	1,440
HUS	7,216	0	65	7,281	(24,075)	0	0	(24,075)	(16,794)	19,517	2,723
IND	0	0	0	0	(205)	0	0	(205)	(205)	0	(205)
JPM	37,812	0	40	37,852	(26,216)	(1)	(70)	(26,287)	11,565	(15,385)	(3,820)
JPS	0	0	268	268	0	0	0	0	268	(270)	(2)
MEI	0	0	480	480	0	0	0	0	480	(550)	(70)
MSB	3,709	0	0	3,709	(3,295)	0	0	(3,295)	414	0	414
MYC	0	0	783	783	0	0	0	0	783	(1,077)	(294)
MYI	2,929	0	0	2,929	0	(3,761)	0	(3,761)	(832)	(3,690)	(4,522)
RYL	2,382	0	0	2,382	(46)	0	0	(46)	2,336	(4,930)	(2,594)
SCX	64,634	0	0	64,634	(8,144)	0	0	(8,144)	56,490	(50,879)	5,611
SOG	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
SSB	481	0	0	481	0	0	0	0	481	(270)	211
TOR	206	0	0	206	0	0	0	0	206	0	206
UAG	5,086	0	0	5,086	(5,935)	0	0	(5,935)	(849)	315	(534)

Total Over the Counter	$239,429	$1,997	$12,526	$253,952	$(120,431)	$(5,216)	$(11,062)	$(136,709)

(r)

Securities with an aggregate market value of $25,562 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2019.

**	Notional Amount represents the number of contracts.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Agreements, in the Notes to Financial Statements for more information regarding master netting agreements.

32	See Accompanying Notes

March 31, 2019

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$228	$228
Futures	0	0	0	0	93,456	93,456
Swap Agreements	0	4,128	0	0	16,608	20,736

	$0	$4,128	$0	$0	$110,292	$114,420

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$239,429	$0	$239,429
Purchased Options	0	0	0	0	1,997	1,997
Swap Agreements	0	12,526	0	0	0	12,526

	$0	$12,526	$0	$239,429	$1,997	$253,952

	$0	$16,654	$0	$239,429	$112,289	$368,372

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$664	$664
Futures	0	0	0	0	87,812	87,812
Swap Agreements	0	766	0	0	71,361	72,127

	$0	$766	$0	$0	$159,837	$160,603

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$120,431	$0	$120,431
Written Options	0	5	0	3,761	1,450	5,216
Swap Agreements	0	11,062	0	0	0	11,062

	$0	$11,067	$0	$124,192	$1,450	$136,709

	$0	$11,833	$0	$124,192	$161,287	$297,312

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended March 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(10,784)	$(10,784)
Written Options	0	0	0	0	9,711	9,711
Futures	0	0	0	0	(284,144)	(284,144)
Swap Agreements	0	46,742	0	0	176,503	223,245

	$0	$46,742	$0	$0	$(108,714)	$(61,972)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,291,195	$0	$1,291,195
Purchased Options	0	(444)	0	(967)	(1,736)	(3,147)
Written Options	0	6,591	0	161,941	11,598	180,130
Swap Agreements	0	26,653	0	0	(1,570)	25,083

	$0	$32,800	$0	$1,452,169	$8,292	$1,493,261

	$0	$79,542	$0	$1,452,169	$(100,422)	$1,431,289

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$502	$502
Written Options	0	0	0	0	3,492	3,492
Futures	0	0	0	0	(28,420)	(28,420)
Swap Agreements	0	31,603	0	0	51,171	82,774

	$0	$31,603	$0	$0	$26,745	$58,348

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$596,908	$0	$596,908
Purchased Options	0	52	0	0	36,985	37,037
Written Options	0	(913)	0	(6,512)	(40,825)	(48,250)
Swap Agreements	0	(6,335)	0	0	253	(6,082)

	$0	$(7,196)	$0	$590,396	$(3,587)	$579,613

	$0	$24,407	$0	$590,396	$23,158	$637,961

See Accompanying Notes	33

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$98,216	$865,861	$964,077
Corporate Bonds & Notes
Banking & Finance	0	17,019,218	20,775	17,039,993
Industrials	324,623	4,731,126	39,688	5,095,437
Specialty Finance	0	332,456	0	332,456
Utilities	0	1,899,790	0	1,899,790
Municipal Bonds & Notes
California	0	22,557	0	22,557
Connecticut	0	194	0	194
Georgia	0	61,191	0	61,191
Illinois	0	28,183	0	28,183
Iowa	0	22,142	0	22,142
Massachusetts	0	12,878	0	12,878
Michigan	0	264	0	264
Ohio	0	3,913	0	3,913
Pennsylvania	0	9,705	0	9,705
Rhode Island	0	199	0	199
West Virginia	0	130,223	0	130,223
U.S. Government Agencies	0	38,100,555	0	38,100,555
U.S. Treasury Obligations	0	2,990,076	0	2,990,076
Non-Agency Mortgage-Backed Securities	0	8,774,557	7,472	8,782,029
Asset-Backed Securities	0	6,729,729	82,216	6,811,945
Sovereign Issues	0	1,816,083	0	1,816,083
Common Stocks
Consumer Discretionary	19	0	0	19
Preferred Securities
Banking & Finance	0	4,079	1	4,080

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2019
Short-Term Instruments
Certificates of Deposit	$0	$141,967	$0	$141,967
Commercial Paper	0	96,966	0	96,966
Argentina Treasury Bills	0	5,123	0	5,123
U.S. Treasury Bills	0	101,592	0	101,592
	$324,642	$83,132,982	$1,016,013	$84,473,637

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,244,143	$0	$0	$7,244,143
Total Investments	$7,568,785	$83,132,982	$1,016,013	$91,717,780

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(19,574)	$0	$(19,574)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	93,456	20,964	0	114,420
Over the counter	0	253,952	0	253,952
	$93,456	$274,916	$0	$368,372

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(87,812)	(72,791)	0	(160,603)
Over the counter	0	(136,709)	0	(136,709)
	$(87,812)	$(209,500)	$0	$(297,312)
Total Financial Derivative Instruments	$5,644	$65,416	$0	$71,060

Totals	$7,574,429	$83,178,824	$1,016,013	$91,769,266

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2019:

Category and Subcategory	Beginning Balance at 03/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2019 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$76,185	$887,759	$(86,652)	$388	$(115)	$(11,704)	$0	$0	$865,861	$(11,613)
Corporate Bonds & Notes
Banking & Finance	99,216	6,100	(1,160)	1	(22)	(1,288)	0	(82,072)	20,775	(1,268)
Industrials	37,240	0	(636)	95	1	544	2,444	0	39,688	546
U.S. Government Agencies	1,047	0	(1,059)	(10)	(10)	32	0	0	0	0
Non-Agency Mortgage-Backed Securities	2,405,936	7,304	(1,078,316)	(1,148)	(3,425)	(41,274)	0	(1,281,605)	7,472	170
Asset-Backed Securities	466,285	0	(340,202)	1	1	(724)	82,072	(125,217)	82,216	0
Preferred Securities
Banking & Finance	0	0	0	0	0	1	0	0	1	1
Short-Term Instruments
Short-Term Notes	32,625	0	(32,625)	0	0	0	0	0	0	0

Totals	$3,118,534	$901,163	$(1,540,650)	$(673)	$(3,570)	$(54,413)	$84,516	$(1,488,894)	$1,016,013	$(12,164)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$432,730	Other Valuation Techniques (2)	—	—
	289,687	Proxy Pricing	Base Price	99.060 - 100.000
	143,444	Third Party Vendor	Broker Quote	95.500 - 99.375
Corporate Bonds & Notes
Banking & Finance	6,101	Other Valuation Techniques (2)	—	—
	14,674	Reference Instrument	Option Adjusted Spread	642.931 bps
Industrials	36,841	Reference Instrument	Yield	9.870
	2,847	Third Party Vendor	Broker Quote	99.400 - 103.060
Non-Agency Mortgage-Backed Securities	28	Other Valuation Techniques (2)	—	—
	7,444	Proxy Pricing	Base Price	1,379.730
Asset-Backed Securities	82,072	Proxy Pricing	Base Price	98.809
	144	Third Party Vendor	Broker Quote	100.094
Preferred Securities
Banking & Finance	1	Other Valuation Techniques (2)	—	—

Total	$1,016,013

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

34	See Accompanying Notes

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of PIMCO Total Return Fund (one of the funds constituting PIMCO Funds, referred to hereafter as the “Fund”) as of March 31, 2019, the related statement of operations for the year ended March 31, 2019, the statement of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

May 23, 2019

We have served as the auditor of one or more investment companies in PIMCO Funds since 1987.

Glossary: (abbreviations that may be used in the preceding statements)	(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GSC	Goldman Sachs & Co.	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	GST	Goldman Sachs International	NXN	Natixis New York
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.
BSS	Banco Santander S.A.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPS	JP Morgan Securities, Inc.	SSB	State Street Bank and Trust Co.
FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	IDR	Indonesian Rupiah	RUB	Russian Ruble
AUD	Australian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	THB	Thai Baht
CHF	Swiss Franc	KRW	South Korean Won	TRY	Turkish New Lira
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	COF 11	Cost of Funds - 11th District of San Francisco	PRIME	Daily US Prime Rate
BBSW3M	3 Month Bank Bill Swap Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFRRATE	Secured Overnight Financing Rate
BP0001M	1 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate
CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	LIBOR01M	1 Month USD-LIBOR

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	RMBS	Residential Mortgage-Backed Security
BBR	Bank Bill Rate	FDIC	Federal Deposit Insurance Corp.	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
BTP	Buoni del Tesoro Poliennali	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.
(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(a)(3)	Not applicable for open-end investment companies.
(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.
(b)	Exhibit 99.906.CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: May 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: May 28, 2019

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: May 28, 2019